UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	March 31, 2006

Date of reporting period:	March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Municipal Bond Funds

Annual Report for the period ended
March 31, 2006

Columbia Short Term Municipal Bond Fund

(formerly Nations Short-Term Municipal Income Fund)

Columbia Municipal Income Fund

(formerly Nations Municipal Income Fund)

Columbia CA Intermediate Municipal Bond Fund

(formerly Nations CA Intermediate Municipal Bond Fund)

Columbia FL Intermediate Municipal Bond Fund

(formerly Nations FL Intermediate Municipal Bond Fund)

Columbia GA Intermediate Municipal Bond Fund

(formerly Nations GA Intermediate Municipal Bond Fund)

Columbia MD Intermediate Municipal Bond Fund

(formerly Nations MD Intermediate Municipal Bond Fund)

Columbia NC Intermediate Municipal Bond Fund

(formerly Nations NC Intermediate Municipal Bond Fund)

Columbia SC Intermediate Municipal Bond Fund

(formerly Nations SC Intermediate Municipal Bond Fund)

Columbia TX Intermediate Municipal Bond Fund

(formerly Nations TX Intermediate Municipal Bond Fund)

Columbia VA Intermediate Municipal Bond Fund

(formerly Nations VA Intermediate Municipal Bond Fund)

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's
Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Columbia Funds. This material must be preceded or accompanied by a current Columbia Funds prospectus.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, LLC (CMA) is an SEC-registered investment advisor, an indirect wholly owned subsidiary of Bank of America Corporation and part of Columbia Management Group, LLC.

Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Letter

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure — the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal.1

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006.We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L.Wilson
President, Columbia Funds

1Past performance is no guarantee of future results.

Disclosure of Fund expenses and portfolio holdings

Columbia Short Term Municipal Bond Fund	3

Columbia Municipal Income Fund	8

Columbia CA Intermediate Municipal Bond Fund	13

Columbia FL Intermediate Municipal Bond Fund	18

Columbia GA Intermediate Municipal Bond Fund	24

Columbia MD Intermediate Municipal Bond Fund	31

Columbia NC Intermediate Municipal Bond Fund	36

Columbia SC Intermediate Municipal Bond Fund	41

Columbia TX Intermediate Municipal Bond Fund	46

Columbia VA Intermediate Municipal Bond Fund	51

Financial statements

Investment portfolios	56

Statements of assets and liabilities	108

Statements of operations	110

Statements of changes in net assets	112

Schedules of capital stock activity	116

Financial highlights	120

Notes to financial statements	140

Report of independent registered public accounting firm	154

Tax information	155

Fund governance	156

Board consideration and re-approval of investment advisory agreements	158

Management fee evaluation by independent fee consultant	161

The views expressed in the Portfolio Commentary reflect the current views of the Columbia Funds. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Columbia Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Short Term
Municipal Bond Fund

(formerly Nations Short-Term Municipal Income Fund)

Portfolio Manager commentary*

In the following interview, the fund's portfolio manager shares his views on Columbia Short Term Municipal Bond Fund's performance for the 12-month period ended March 31, 2006 and his outlook for the future.

Investment Objective

The fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Short Term Municipal Bond Fund class A shares provided shareholders with a total return of 1.80% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

The fund balances its investments between high quality issues, which strive to reduce credit and liquidity risk, and lower quality issues, which add yield potential. By maintaining a well-diversified portfolio, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies that include duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit review. We also seek to limit the distribution of capital gains when appropriate. As a short-term portfolio, the fund seeks to maintain an average dollar-weighted maturity shorter than three years.

How did the fund perform for the period?***

With a total return of 1.80% without sales charge, Columbia Short Term Municipal Bond Fund class A shares underperformed the 2.02% return of its current benchmark, Merrill Lynch 1-3 Year Municipal Index. However it outperformed the 1.75% return of Lehman Brothers 3-Year Municipal Bond Index for the period. The fund's return was slightly lower than the 1.86% return of the Blended 50% Lehman Brothers 1-Year Municipal Bond Index/50% Lehman Brothers 3-Year Municipal Bond Index. The fund also underperformed the average return of its peer group, the Lipper Short Municipal Debt Funds category, which was 2.12%. Prior to March 1, 2006, the Fund compared its performance to the Lehman Brothers 3-Year Municipal Bond Index; however, Merrill Lynch 1-3 Year Municipal Index's characteristics are more closely aligned with the management of the Fund.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

***The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of greater than 2 years and less than 4 years.

The Lehman Brothers 1-Year Municipal Bond Index is an unmanaged index of tax-free bonds with maturities between 1 and 2 years. It is not possible to invest directly in an index.

Merrill Lynch 1-3 Year Municipal Index is an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years.

Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds included in the Lipper Short Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of less than three years.

Source for all statistical data — Columbia Management Advisors, LLC.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

3

Columbia Short Term
Municipal Bond Fund

Portfolio Manager commentary (continued)

How did economic and market factors affect fund performance?

As interest rates rose across all maturity ranges, the fund remained in a defensive mode by emphasizing shorter-term securities within the fund's one- to- three-year maturity range. These securities outperformed securities at the long end of that range. We also took advantage of the opportunity to add higher-premium bonds to the fund. With so little difference in yield among the various maturities, investors were attracted to lower-quality issues and higher-quality bonds were attractively priced. We also took advantage of the strong demand to sell many of the fund's smaller issues and consolidate into fewer, larger issues which made the fund more liquid and, we believe, more liquid going forward.

How is the fund positioned to reflect your outlook for the municipal bond market for the coming year?

At the end of the period, the fund was defensively positioned, with 51% of assets invested in instruments with maturities between one and two years, 30.5% invested in instruments with maturities less than one year and the remaining and 8.5% in cash and cash equivalents. Because we anticipate a large new issue of municipal securities, we plan to keep the fund liquid to take advantage of opportunities as they arise. With a small cash position, but more emphasis on one- to two-year securities, we are hedged to handle either a move to higher short-term rates or an end to the Fed's cycle of rate increases, which would eventually bring short-term rates down.

Kelly Mainelli has managed Columbia Short Term Municipal Bond Fund since February 2006. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

4

Columbia Short Term
Municipal Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,007.88	1,021.69	3.25	3.28	0.65
Class B	1,000.00	1,000.00	1,004.09	1,017.95	7.00	7.04	1.40
Class C	1,000.00	1,000.00	1,004.09	1,017.95	7.00	7.04	1.40
Class Z	1,000.00	1,000.00	1,009.12	1,022.94	2.00	2.02	0.40

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

5

Columbia Short Term
Municipal Bond Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	WA Energy Northwest Electric Revenue, Series 2006, 5.000% 07/01/07	3.4%
2	NY Convention Center Operating Corp., Yale Building Project, Series 2003, 06/01/08	2.3%
3	TX Dallas Fort Worth Texas International Airport Revenue, Series 2006 A 5.000% 11/01/06	2.3%
4	TN Memphis Electric Systems Revenue, Subordinated, Series 2003 A, Insured: MBIA 5.000% 12/01/09	1.7%
5	OH State Higher Educational Capital Facilities Revenue, Series 2002 II-A, 5.000% 12/01/07	1.7%
6	AK North Slope Borough, Series 1996, Insured: MBIA 06/30/11	1.7%
7	OH University of Cincinnati Series 2006 C 4.500% 03/28/07	1.7%
8	HI State Airports System Revenue, Series 2001, AMT, Insured: FGIC 5.000% 07/01/08	1.7%
9	FL State Board of Education, Public Education, Series 2003 I, 5.000% 06/01/10	1.6%
10	KS Burlington Environmental Improvement Revenue, Power & Light Project, Series 1998 C, Mandatory Put 10/01/07 @ 100, 4.750% 09/01/15	1.5%

The top 10 holdings are presented to illustrate examples of the securities in which the fund invests.

6

Columbia Short Term
Municipal Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	3.43%	3.33%

The chart to the left show the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Short Term Municipal Bond Fund over the last 10 years. Merrill Lynch 1-3 Year Municipal Index is an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of greater than 2 years and less than 4 years, The Lehman Brothers 1-Year Municipal Bond Index is an unmanaged index of tax-free bonds with maturities between 1 and 2 years. The Indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Short Term Municipal
Bond Fund without sales charge

  Columbia Short Term Municipal Bond Fund with sales charges

  Lehman Brothers 3-Year Municipal Bond Index

  Merrill Lynch 1-3 Year Municipal Index

  Blended 50% Lehman Brothers
1-Year Municipal Bond Index/50% Lehman Brothers 3-Year Municipal Bond Index

Total return (as of 03/31/06)

	A		B	C		Z
	NAV**	MOP*	NAV**	NAV**	CDSC***
Inception date	11/02/93		10/12/93	05/19/94		10/07/93
1 year performance	1.80%	0.81%	1.04%	1.04%	0.05%	2.05%
Average annual returns
5 years	2.43%	2.23%	1.67%	1.66%	1.66	2.69%
10 years	3.43%	3.33%	2.89%	2.84%	2.84%	3.67%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

7

Columbia Municipal
Income Fund

(formerly Nations Municipal Income Fund)

Portfolio Manager commentary*

In the following interview, the fund's portfolio manager shares her views on Columbia Municipal Income Fund's performance for the 12-month period ended March 31, 2006 and her outlook for the future.

Investment Objective

The fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Municipal Income Fund class A shares provided shareholders with a total return of 3.31% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

The Board of Trustees of the Funds approved a proposal to merge Columbia Municipal Income Fund into Columbia Tax Exempt Fund. The merger, which is subject to approval by shareholders of the Fund and the satisfaction of certain other conditions, is expected to be completed in the third quarter of 2006.

Please describe the fund's investment style and philosophy.

The fund balances its investments between high quality issues, which reduce credit and liquidity risk, and lower quality investment-grade issues, for their additional yield potential. By maintaining a well-diversified portfolio, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As a long-term portfolio, the fund normally seeks to maintain an average dollar-weighted maturity greater than seven years.

How did the fund perform for the period?***

For the 12-month period that ended March 31, 2006, Columbia Municipal Income Fund class A shares returned 3.31%. Its benchmark index, the Lehman Brothers Municipal Bond Index, returned 3.81%. The average return of the fund's peer group, the Lipper General Municipal Debt Funds Category, was 3.48%.

An emphasis on bonds with call options in the two- to six-year range detracted from performance. Although these bonds have long stated maturity dates, they were priced to their shorter call dates when long-term interest rates declined. They behaved like short-term bonds and were hurt as short-term interest rates rose.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Lehman Brothers Municipal Bond Index is an unmanaged index of 8,000 investment grade bonds with long-term maturities. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper General Municipal Debt Funds Category invest in municipal debt issues with the top four credit ratings.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

8

Columbia Municipal
Income Fund

Portfolio Manager commentary (continued)

What economic and market factors most influenced fund performance?

Interest rate movements were the most significant factor in the fund's performance. During the 12-month period, the Federal Reserve Board (the Fed) raised a key short-term interest rate — the federal funds rate — from 2.75% to 4.75%. As short-term interest rates rose, bonds with effective maturities in the one- to seven-year range generally fell. However, longer-term rates — 18+ years — declined and prices on these longer-term bonds rose during the period. As a result, there was very little difference between short- and long-term yields — a somewhat unusual configuration, which bond market professionals refer to as a flat yield curve. There are several possible explanations for the decline in long-term yields: Inflationary pressures were relatively benign, a surplus of global liquidity found its way to long-term US Treasury bonds and U.S. investors sought out longer-term bonds for the slight yield advantage they offered.

How is the fund positioned to reflect your outlook for the municipal bond market for the coming year?

Since taking over the fund in January of 2006, we have selectively sold some of the bonds with shorter call dates and used the proceeds to purchase intermediate-term bonds (in the 15- to 20-year maturity range) with good call protection. In addition, we added some higher-yielding investment-grade bonds with longer maturities in an effort to enhance the fund's yield.

We believe these changes position the fund for an economy that may be nearing the end of the expansion phase of its cycle. Looking ahead, we believe that economic growth is likely to slow to a moderate pace. We also believe that the Fed's series of rate hikes should help keep inflation in an acceptable range — a good environment for the fixed income markets. Yet, we plan to continue to monitor economic data and events. Should inflation or economic growth strengthen, we may alter our investment strategies.

Kimberly Campbell has managed Columbia Municipal Income Fund since January 2006. She is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

9

Columbia Municipal
Income Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,005.88	1,020.69	4.25	4.28	0.85
Class B	1,000.00	1,000.00	1,002.09	1,016.95	7.99	8.05	1.60
Class C	1,000.00	1,000.00	1,002.09	1,016.95	7.99	8.05	1.60
Class Z	1,000.00	1,000.00	1,007.08	1,021.94	3.00	3.02	0.60

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

10

Columbia Municipal
Income Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	WA State: Series 1990 A, 6.750% 02/01/15	2.4%
2	AK North Slope Borough Capital Appreciation, Series 2000 B, Insured: MBIA 06/30/11	2.0%
3	MA State: Series 2005, A Insured: AMBAC 5.250% 08/01/21	1.8%
4	WA State: Series 2000 A, 5.625% 07/01/21	1.8%
5	WY Student Loan Corp. Revenue, Series 1999 A, 6.250% 06/01/29	1.8%
6	DC Hospital Revenue, Medlantic Healthcare Group Project, Series 1997 A, Escrowed to Maturity Insured: MBIA 5.375% 08/15/15	1.6%
7	SC Scago Educational Facilities Corporation, School District No. 5, Series 2005, Spartanburg County, Insured: FSA 4.600% 04/01/22	1.5%
8	IL Capital Appreciation, Unrefunded Balance, Series 1993 A, Insured: FGIC 06/15/13	1.4%
9	SC Western Carolina Regional Sewer Authority Systems Revenue, Series 2005 B, Insured: FSA 5.250% 03/01/18	1.4%
10	IL Chicago O'Hare International Airport Revenue: Second Lien, Series 1999, AMT Insured: AMBAC 5.500% 01/01/10	1.2%

The top 10 holdings are presented to illustrate examples of the securities in which the fund invests.

11

Columbia Municipal
Income Fund

Performance

Growth of a $10,000 investment

Average annual total return

A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	4.75%	4.24%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Municipal Income Fund over the last 10 years. The Lehman Brothers Municipal Bond Index is an unmanaged index of 8,000 investment grade bonds with long-term maturities. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Municipal Income Fund without sales charge

  Columbia Municipal Income Fund with sales charge

  Lehman Brothers Municipal Bond Index

Total return (as of 03/31/06)

	A		B		C		Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	02/01/91		06/07/93		05/19/94		02/01/91
1 year performance	3.31%	–1.58%	2.54%	–2.42%	2.54%	1.55%	3.57%
Average annual returns
5 years	3.77%	2.76%	3.01%	2.67%	3.00%	3.00%	4.03%
10 years	4.75%	4.24%	4.02%	4.02%	4.06%	4.06%	4.99%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

12

Columbia California Intermediate
Municipal Bond Fund

(formerly Nations California Intermediate Municipal Bond Fund)

Portfolio Manager commentary*

In the following interview, the fund's portfolio manager shares her views on Columbia California Intermediate Municipal Bond Fund's performance for the 12-month period ended March 31, 2006, and her outlook for the future.

Investment Objective

The fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

Performance Review

For the 12-month period ended March 31, 2006, Columbia California Intermediate Municipal Bond Fund class A shares provided shareholders with a total return of 2.37% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

The fund balances its investments between high quality issues, which reduce credit and liquidity risk, and lower quality issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of California municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity of three to ten years.

How did the fund perform during the period?***

During the 12-month period ended March 31, 2006, Columbia California Intermediate Municipal Bond Fund class A shares returned 2.37% without sales charge. The fund's benchmark, the Lehman Brothers Quality Intermediate Municipal Bond Index, returned 2.54% for the period. The average return for the fund's peer group, the Lipper California Intermediate Municipal Debt Funds Category, was 2.45%. We believe that the fund's exposure to bonds in the 20-year+ maturity range was lower than its peer group, which detracted slightly from performance because longer-term bonds were the period's best performers.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper California Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation in California.

Source for all statistical data — Columbia Management Advisors, LLC.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

13

Columbia California Intermediate
Municipal Bond Fund

Portfolio Manager commentary (continued)

During the period, we extended the fund's duration by one full year, from 5.06 to 6.44 years, in order to remain competitive with our peer group. Duration is a measure of interest rate sensitivity. Generally speaking, we extend duration when we expect interest rates to decline, which they did for long-term bonds through most of the period. We sold securities in the 1- to 5-year maturity range and purchased securities in the 10- to 20-year maturity range, with a high concentration in bonds maturing in 15 years or longer. We also increased exposure to lower-quality investment-grade bonds — rated A and Baa — seeking to enhance the fund's yield.**** In addition, we increased the fund's exposure to hospital revenue bonds and to general obligation debt, which became more attractive as California's economy strengthened and general obligation debt issuance increased.

What were the economic and market conditions in California?

California's economy stabilized during the period, as private sector employment expanded and personal income increased. Because the state enjoyed strong revenue growth, the fiscal year is expected to end with a surplus, which can be used to close an anticipated operating shortfall in 2006-2007 and leave the state with a reserve of approximately $1.2 billion. However, the state's longer-term forecasts show operating shortfalls continuing through 2011 as spending pressures relating to population growth, education, health care and infrastructure are expected to continue. The state also has an above-average and rapidly growing debt burden. As a percentage of aggregate personal income, California's net tax-supported debt ranks 12th in the nation.

How have you positioned the fund to reflect your outlook for the coming year?

We expect the Federal Reserve to continue raising short-term interest rates until it is satisfied that inflation is under control. We also anticipate slower growth as the year wears on, as higher energy costs, rising health care premiums and credit card debt restrain spending among already overly-leveraged consumers. In addition, we expect the housing-related wealth effect that has boosted economic growth over the past few years to level off as inventories build and it becomes more challenging for homebuyers to keep up with rising prices. In this environment, we expect municipal issuance to decline in 2006, with fewer refundings, stronger tax revenues and reduced demand from non-traditional investors keeping the yield spread between municipals and Treasuries relatively narrow.

Wendy Norman has managed Columbia California Intermediate Municipal Bond Fund since December 2004. Ms. Norman is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

****The credit quality ratings represent those of Moody's Investors Service, Inc. (Moody's) or Standard & Poors Corporation (S&P) credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

14

Columbia California Intermediate
Municipal Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,005.39	1,021.19	3.75	3.78	0.75
Class B	1,000.00	1,000.00	1,000.60	1,017.45	7.48	7.54	1.50
Class C	1,000.00	1,000.00	1,000.60	1,017.45	7.48	7.54	1.50
Class Z	1,000.00	1,000.00	1,005.58	1,022.44	2.50	2.52	0.50

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

15

Columbia California Intermediate
Municipal Bond Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	CA Statewide Communities Development Authority Revenue: Kaiser Permanente, Series 2004 E, 3.875% 04/01/32	3.8%
2	CA Oakland Redevelopment Agency Tax Allocation Revenue: Center District Project Redevelopment, Series 1992, Insured: AMBAC 5.500% 02/01/14	3.0%
3	CA Southern California Public Power Authority, Series 1989, 6.750% 07/01/13	2.6%
4	CA Kings River Conservative District Revenue, Certificates of Participation, Peaking Project, Series 2004, 5.000% 05/01/14	2.5%
5	CA Sacramento Power Authority Revenue, Cogeneration Project: Series 2005, Insured: AMBAC 5.250% 07/01/15	2.5%
6	CA Oakland J.T. Powers Financing Authority Lease Revenue, Oakland Convention Centers Series 2001, Insured: AMBAC 5.500% 10/01/11	2.5%
7	CA San Bernardino Community College District, Series 2005, Insured: PSFG 5.000% 08/01/17	2.4%
8	CA Yosemite Community College District, Series 2005 A, Insured: FGIC 5.000% 08/01/16	2.0%
9	CA Department of Water Resources Power Supply Revenue, Series 2002 A, 6.000% 05/01/13	2.0%
10	CA San Mateo Foster City School Facilities Financing Authority Revenue, Series 2005, Insured: FSA 5.500% 08/15/19	1.7%

The top 10 holdings are presented to illustrate examples of the securities in which the fund invests.

16

Columbia California Intermediate
Municipal Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A shares

Since Inception	NAV**	MOP*
(09/09/02 through 03/31/06)	2.20%	1.26%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia California Intermediate Municipal Bond Fund from the inception of the share class. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders invesing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia California Intermediate
Municipal Bond Fund without sales charge

  Columbia California Intermediate Municipal Bond Fund with sales charge

  Lehman Brothers Quality Intermediate Municipal Bond Index

Total return (as of 03/31/06)

	Class A		Class B		Class C		Class Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	09/09/02		08/29/02		09/11/02		08/19/02
1 year performance	2.37%	–0.92%	1.61%	–1.35%	1.61%	0.63%	2.63%
Average annual returns
Since inception	2.20%	1.26%	1.68%	1.43%	1.43%	1.43%	2.80%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Class C Shares reflects a CDSC fee of 1.00% in the first year after purchase.

17

Columbia Florida Intermediate
Municipal Bond Fund

(formerly Nations Florida Intermediate Municipal Bond Fund)

Portfolio Manager commentary*

In the following interview, the fund's manager shares her views on Columbia Florida Intermediate Municipal Bond Fund's performance for the 12-month period ended March 31, 2006, and her outlook for the future.

Investment Objective

The fund seeks high current income exempt from federal income and Florida state intangibles taxes consistent with moderate fluctuation of principal.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Florida Intermediate Municipal Bond Fund class A Shares provided shareholders with a total return of 2.30% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

The Board of Trustees approved a proposal to merge Columbia Florida Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund. The merger, which is subject to approval by shareholders of the Funds and the satisfaction of certain other conditions, is expected to be completed in the third quarter of 2006.

Please describe the fund's investment style and philosophy.

The fund balances its investments between high quality issues, which reduce credit and liquidity risk, and lower quality issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Florida municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

How did the fund perform during the period?***

For the 12-month period ended March 31, 2006, Columbia Florida Intermediate Municipal Bond Fund class A shares returned 2.30% without sales charge. The fund's Z shares returned 2.46%. That was less than the 2.54% return of its benchmark, the Lehman Brothers Quality Intermediate Municipal Bond Index. The fund's returns were in line with the average return of its peer group, the Lipper Florida Intermediate Municipal Debt Funds Category, which was 2.36% The fund's large weight in bonds in the six- to 12-year maturity range detracted from performance late in the period when these maturities were the worst performers.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper Florida Intermediate Municipal Debt Funds Category invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of five to ten years.

Source for all statistical data — Columbia Management Advisors, LLC.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

18

Columbia Florida Intermediate
Municipal Bond Fund

Portfolio Manager commentary (continued)

During the period, we cut back on shorter-term securities, pre-refunded bonds as well as securities with short-term call dates, all of which became less attractive as the Federal Reserve Board raised short-term interest rates eight times during the year. We increased holdings in the 15- to 20-year maturity range because we saw potential for better performance, and we bought some noncallable bonds and bonds with longer call dates. We added to health care, water and sewer and special non-property tax bonds as well as bonds issued by Puerto Rico. To help boost the fund's yield, we added to the fund's lower-investment-grade bonds. We also reduced the fund's exposure to bonds subject to the Alternative Minimum Tax (AMT), which affects an increasing number of taxpayers each year.

The fund's strategy worked well until the final month of the period when yields increased across all maturity ranges and prices declined, because bond yields and prices move in opposite directions. For the month of March, the worst performer was the eight to 12-year maturity range. The fund is heavily weighted in six to 12-year maturities.

How did economic and market conditions affect the Florida municipal bond market during the period?

Florida's economy remains one of the strongest in the nation, which had a positive impact on the state's bond market performance. Favorable demographics; tourism; and the solid business performance of the financial, defense, high tech and business service sectors were positive factors in the state's solid financial position. Both employment and personal income continued to grow at a pace faster than the national average. A healthy balance sheet reveals growing budgetary reserves. As a result, the state's above-average debt is hardly a burden. Even in the face of rapid population growth, which requires spending on infrastructure items such as schools and Medicaid, we believe that the state should be able to meet its challenge without impairing state finances.

How is the fund positioned to reflect your outlook for Florida and the municipal bond market for the coming year?

Looking ahead, we plan to continue our focus on intermediate and longer-intermediate maturities, which we believe have the potential to do well in an environment of relatively solid economic growth. We will continue to emphasize high credit quality while seeking opportunities to purchase selected lower-investment-grade debt to help enhance the fund's yield.

Susan A. Sanderson has managed Columbia Florida Intermediate Municipal Bond Fund since September 2005. She is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

19

Columbia Florida Intermediate
Municipal Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,002.29	1,021.19	3.74	3.78	0.75
Class B	1,000.00	1,000.00	998.60	1,017.45	7.47	7.54	1.50
Class C	1,000.00	1,000.00	998.90	1,017.70	7.23	7.29	1.45
Class Z	1,000.00	1,000.00	1,002.59	1,022.44	2.50	2.52	0.50

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor, Administrator and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

20

Columbia Florida Intermediate
Municipal Bond Fund

Shareholder expense example (continued)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

21

Columbia Florida Intermediate
Municipal Bond Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 Holdings
1	FL Orlando Utilities Commission Water & Electric Revenue Series 2001, 5.250% 10/01/18	2.6%
2	FL Orlando Utilities Commission Water & Electric Revenue: Series 2001, 5.000% 10/01/09	2.3%
3	FL Orange County Health Facilities Authority, Orlando Regional Healthcare System, Series 1996 A, Escrowed to Maturity, Insured: MBIA 6.250% 10/01/16	2.1%
4	FL Palm Beach County Solid Waste Authority Revenue, Unrefunded Balance, Series 1997 A, Insured: AMBAC 6.000% 10/01/10	2.0%
5	PR Commonwealth of Puerto Rico Public Finance Corp., Commonwealth Appropriation, Series 1997, Insured: MBIA, 6.500% 07/01/15	1.9%
6	FL Jea St. Johns River Power Park Systems Revenue: Series 2002, 5.250% 10/01/13	1.8%
7	FL Manatee County School District Sales Tax Revenue, Series 2003, Insured: AMBAC 5.000% 10/01/12	1.7%
8	VA Arlington County Industrial Development Authority Revenue, Virginia Hospital Arlington Health Systems Project, Pre-refunded 07/01/11, Series 2001, 5.500% 07/01/14	1.7%
9	FL Capital Trust Agency Multi-Family Housing Revenue, Shadow Run Project, Series 2000 A, Mandatory Put 11/01/10 @ 100, 5.150% 11/01/30	1.7%
10	FL South Broward Hospital District Revenue: Series 2003 A, Insured: MBIA 5.600% 05/01/27	1.6%

The top 10 holdings are presented to illustrate examples of the securities in which the fund invests.

22

Columbia Florida Intermediate
Municipal Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A Shares

10-year	NAV**	MOP*
(04/01/96 - 03/31/06)	4.13%	3.78%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Florida Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund share.

  Columbia Florida Intermediate
Municipal Bond Fund without sales charge

  Columbia Florida Intermediate Municipal Bond Fund with sales charge

  Lehman Brothers Quality
Intermediate Municipal Bond Index

Total return (as of 03/31/06)

	A		B		C		Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	12/14/92		06/07/93		12/17/92		12/11/92
1 year performance	2.30%	–1.01%	1.54%	–1.42%	1.57%	0.59%	2.46%
Average annual returns
5 years	3.18%	2.50%	2.40%	2.40%	2.38%	2.38%	3.41%
10 years	4.13%	3.78%	3.45%	3.45%	3.45%	3.45%	4.37%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

23

Columbia Georgia Intermediate
Municipal Bond Fund

(formerly Nations Georgia Intermediate Municipal Bond Fund)

Portfolio Manager commentary*

In the following interview, the fund's portfolio manager shares her views on Columbia Georgia Intermediate Municipal Bond Fund's performance for the 12-month period ended March 31, 2006, and her outlook for the future.

Investment Objective

The fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Georgia Intermediate Municipal Bond Fund class A shares provided shareholders with a total return of 2.38% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

The fund balances its investments between high quality investment grade issues, through which it seeks to reduce credit and liquidity risk, and lower quality investment grade issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Georgia municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

How did the fund perform during the period?***

For the 12-month period ended March 31, 2006, Columbia Georgia Intermediate Municipal Bond Fund class A shares returned 2.38% without sales charge, while the fund's benchmark, the Lehman Brothers Quality Intermediate Municipal Bond Index, returned 2.54%. The fund outperformed the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category, which was 2.19%. Bonds maturing 15 years and longer had a better total return over the period. The fund's underweight in bonds in this maturity range versus the benchmark had an adverse impact on the fund's performance against the Lehman Quality Municipal Intermediate Index

We believe the fund's duration was slightly longer than its peer group, which helped performance as longer-term bonds were the period's best performers. Duration is a

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The credit quality ratings represent those of Moody's Investors Service, Inc. (Moody's) or Standard & Poors Corporation (S&P) credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

Source for all statistical data — Columbia Management Advisors, LLC.

24

Columbia Georgia Intermediate
Municipal Bond Fund

Portfolio Manager commentary (continued)

measure of interest rate sensitivity. The fund also owned some lower quality bonds, and lower quality outperformed higher quality for the period. However, 75% of the fund was invested in AAA bonds.

During the period, we increased the fund's exposure to hospital revenue bonds, as well as water and sewer bonds. The yield difference between Treasuries and hospital bonds continued to narrow and the sector was an attractive holding for the fund.

How did economic and market conditions affect the Georgia municipal bond market during the period?

Well-preserved financial reserves and low debt levels make Georgia one of the strongest state bond markets in the country. The state's revenue collections in 2005 reflected both economic recovery and tight control of appropriations. Revenue growth for the first half of fiscal year 2006 was higher than originally forecasted. If growth continues at the same rate through the end of 2006, the state should have a surplus.

Above-average population growth has helped support Georgia's economic development. However, this expansion has magnified infrastructure needs and encouraged the state to increase its borrowing. Yet, the state's debt level has been steady relative to other states and relative to in-state personal income.

Other factors point to a stable environment for Georgia's economy. The state's unemployment rate remains below the national average and is not expected to climb. With a below-average cost of doing business, corporate expansion remains strong in Georgia. Georgia's defense industry has solid prospects. Despite cutbacks at Lockheed Martin, Georgia is expected to benefit from a net gain of military troops and families at the state's bases if a Pentagon recommendation to that effect is approved.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Investing in high-yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Past performance is no guarantee of future results.

25

Columbia Georgia Intermediate
Municipal Bond Fund

Portfolio Manager commentary (continued)

How is the fund positioned to reflect your outlook for Georgia and the municipal bond market for the coming year?

We expect the Federal Reserve to continue raising short-term interest rates until it is satisfied that inflation is under control. We also anticipate slower growth as the year wears on, as higher energy costs, rising health care premiums and credit card debt restrain spending among already overly-leveraged consumers. In addition, we expect the housing-related wealth effect that has boosted economic growth over the past few years to level off as inventories build and it becomes more challenging for homebuyers to keep up with rising prices. In this environment, we expect municipal issuance to decline in 2006, with fewer refundings, stronger tax revenues and reduced demand from non-traditional investors keeping the yield spread between municipals and Treasuries relatively narrow.

Wendy Norman has managed Columbia Georgia Intermediate Municipal Bond Fund since January 2006. She is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

26

Columbia Georgia Intermediate
Municipal Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,002.99	1,021.19	3.75	3.78	0.75
Class B	1,000.00	1,000.00	999.30	1,017.45	7.48	7.54	1.50
Class C	1,000.00	1,000.00	999.30	1,017.45	7.48	7.54	1.50
Class Z	1,000.00	1,000.00	1,004.29	1,022.44	2.50	2.52	0.50

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed a portion of expenses, total return would have been reduced.

27

Columbia Georgia Intermediate
Municipal Bond Fund

Shareholder expense example (continued)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

28

Columbia Georgia Intermediate
Municipal Bond Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 Holdings
1	GA Cobb & Marietta County Water Authority Revenue, Series 2000, 5.125% 11/01/20	4.5%
2	GA Atlanta Airport Facilities Revenue, Series 2000 A, Pre-refunded 01/01/10, Insured: FGIC 5.600% 01/01/30	4.3%
3	GA Monroe County Development Authority Pollution Control Revenue; Georgia Power Company Plant Scherer Project, Series 2001, Mandatory Put 12/01/08 @ 100, Insured: AMBAC 4.200% 01/01/12	4.1%
4	MI Detroit, Series 2001 B, Insured: MBIA 5.375% 04/01/14	3.1%
5	GA Clayton County Housing Authority Multi-Family Housing Revenue, Tara Court II Apartments Project, Series 2001, Mandatory Put 12/01/11 @ 100, Insured: FNMA 4.350% 12/01/31	3.1%
6	GA Atlanta Development Authority, Student Housing Revenue, Georgia State University Foundation, Series 2005, Insured: XLCA 5.000% 09/01/35	2.9%
7	GA College Park Business & Industrial Development Authority Revenue, Civic Center, Series 2005, Project Insured: AMBAC 5.250% 09/01/19	2.8%
8	GA Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical Center Project, Series 1998 A, Insured: MBIA 5.250% 08/01/09	2.7%
9	GA Henry County Hospital Authority Revenue, Henry Medical Center Project, Series 1999, Insured: AMBAC 6.000% 07/01/29	2.6%
10	GA State, Series 1999 D, Pre-refunded 11/01/09 5.800% 11/01/13	2.6%

The top 10 holdings are presented to illustrate examples of the securities in which the fund invests.

29

Columbia Georgia Intermediate
Municipal Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A Shares

10-year	NAV**	MOP*
(04/01/96 - 03/31/06)	4.28%	3.93%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Georgia Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Georgia Intermediate
Municipal Bond Fund without sales charge

  Columbia Georgia Intermediate Municipal Bond Fund with sales charge

  Lehman Brothers Quality
Intermediate Municipal Bond Index

Total return (as of 03/31/06)

	A		B		C		Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	05/04/92		06/07/93		06/17/92		03/01/92
1 year performance	2.38%	–0.97%	1.62%	–1.34%	1.62%	0.63%	2.63%
Average annual returns
5 years	3.47%	2.79%	2.72%	2.72%	2.69%	2.69%	3.73%
10 years	4.28%	3.93%	3.61%	3.61%	3.58%	3.58%	4.52%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

30

Columbia Maryland Intermediate
Municipal Bond Fund

(formerly Nations Maryland Intermediate Municipal Bond Fund)

Portfolio Manager commentary*

In the following interview, the fund's portfolio manager shares her views on Columbia Maryland Intermediate Municipal Bond Fund's performance for the 12-month period ended March 31, 2006 and her outlook for the future.

Investment Objective

The fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Maryland Intermediate Municipal Bond Fund class A shares provided shareholders with a total return of 1.59% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

The fund balances its investments between high quality investment grade issues, through which it seeks to reduce credit and liquidity risk, and lower quality investment grade issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Maryland municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years and a duration between three and six years.

How did the fund perform during the period?***

For the 12-month period ended March 31, 2006, Columbia Maryland Intermediate Municipal Bond Fund class A shares returned 1.59% without sales charge, while its benchmark index, the Lehman Brothers Quality Intermediate Municipal Bond Index, returned 2.54% for the period. The average return of the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Category, was 2.19%.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The credit quality ratings represent those of Moody's Investors Service, Inc. (Moody's) or Standard & Poors Corporation (S&P) credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

Source for all statistical data — Columbia Management Advisors, LLC.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

31

Columbia Maryland Intermediate
Municipal Bond Fund

Portfolio Manager commentary (continued)

The fund's duration was shorter than its benchmark and also, we believe, shorter than the average fund in its peer group. Duration is a measure of interest-rate sensitivity. Shorter duration can help cushion a fund when interest rates rise. However, long-term interest rates declined during the period and the fund's relatively short duration detracted from performance. In addition, the fund held a distressed credit, which had a negative impact on performance. The bond was sold at a loss before the end of the period. Finally, an emphasis on higher quality detracted from performance as lower quality bonds were the period's best performers.

How did economic and market conditions affect the Maryland municipal bond market during the period?

Maryland's economy is expected to grow at an above-average pace over the next few years as excellent finances and a diverse economy contribute to a solid credit rating. Maryland's wealth level is high compared to the rest of the county. In 2005, its per capita income placed it among the top four states in the nation. Maryland's economy is supported by a highly educated workforce and by positive momentum in the defense industry. However, a declining manufacturing sector, slowing population growth and a growing federal deficit detract from these positive trends.

Maryland's debt burden is above average. The state ranks 21st in debt as a percentage of personal income. Yet, state debt is structured conservatively, with a rapid amortization schedule: A constitutional provision requires tax-supported debt to be retired within 15 years. This policy has helped replenish the state's debt capacity.

How is the fund positioned to reflect your outlook for Maryland and the municipal bond market for the coming year?

We expect the Federal Reserve to continue raising short-term interest rates until it is satisfied that inflation is under control. We also anticipate slower growth as the year wears on, as higher energy costs, rising health care premiums and credit card debt restrain spending among already overly-leveraged consumers. In addition, we expect the housing-related wealth effect that has boosted economic growth over the past few years to level off as inventories build and it becomes more challenging for homebuyers to keep up with rising prices. In this environment, we expect municipal issuance to decline in 2006, with fewer refundings, stronger tax revenues and reduced demand from non-traditional investors keeping the yield spread between municipals and Treasuries relatively narrow.

Wendy Norman has managed Columbia Maryland Intermediate Municipal Bond Fund since January 2006. She is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

32

Columbia Maryland Intermediate
Municipal Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	999.10	1,021.19	3.74	3.78	0.75
Class B	1,000.00	1,000.00	995.41	1,017.45	7.46	7.54	1.50
Class C	1,000.00	1,000.00	995.41	1,017.45	7.46	7.54	1.50
Class Z	1,000.00	1,000.00	1,000.30	1,022.44	2.49	2.52	0.50

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

33

Columbia Maryland Intermediate
Municipal Bond Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	MD Department of Transportation Revenue, Series 2002; 5.500% 02/01/14	3.6%
2	MD State, Capital Improvement State & Local Facilities-1st A, Series 2003, 5.250% 03/01/16	3.5%
3	PR Public Buildings Authority Revenue, Guaranteed Government Facilities, Series 2003 H, Insured: AMBAC 5.500% 07/01/18	3.0%
4	MD State Health & Higher Educational Facilities Authority Revenue; Johns Hopkins University Project, Series 1999, Pre-refunded 07/01/09 6.000% 07/01/39	2.9%
5	MD Montgomery County Consolidated Public Improvement; Series 2005 A, 5.000% 06/01/24	2.8%
6	MD Prince Georges County Consolidated Public Improvement; Series 2001, Insured; FGIC 5.250% 12/01/11	2.8%
7	MD State Health & Higher Education Facilities Authority Revenue; Loyola College, Series 2006 A, 5.125% 10/01/45	2.7%
8	MD Prince Georges County Consolidated Public Improvement Series 1999, Pre-refunded 10/01/09 Insured: FSA 5.000% 10/01/12	2.7%
9	PR Commonwealth of Puerto Rico Infrastructure Financing Authority, Series 2005 C, Insured: FGIC 5.500% 07/01/22	2.4%
10	MD County of Montgomery, Series 2005, 5.000% 07/01/16	2.3%

The top 10 holdings are presented to illustrate examples of the securities in which the fund invests.

34

Columbia Maryland Intermediate
Municipal Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A Shares

10-year	NAV**	MOP*
(04/01/96 - 03/31/06)	3.98%	3.64%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of
Columbia Maryland Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The index is unvailable for investment and does not reflect fees; brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Maryland Intermediate Municipal Bond Fund without sales charge

  Columbia Maryland Intermediate Municipal Bond Fund with sales charge

  Lehman Brothers Quality Intermediate Municipal Bond Index

Total return (as of 03/31/06)

	A		B		C		Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	09/01/90		06/08/93		06/17/92		09/01/90
1-year performance	1.59%	–1.69%	0.83%	–2.11%	0.83%	–0.15%	1.84%
Average annual returns
5-years	3.03%	2.35%	2.26%	2.26%	2.26%	2.26%	3.28%
10-years	3.98%	3.64%	3.30%	3.30%	3.29%	3.29%	4.22%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

35

Columbia North Carolina
Intermediate Municipal Bond Fund

(formerly Nations North Carolina Intermediate Municipal Bond Fund)

Portfolio Manager commentary*

In the following interview, the fund's portfolio manager shares her views on Columbia North Carolina Intermediate Municipal Bond Fund's performance for the 12-month period ended March 31, 2006 and her outlook for the future.

Investment Objective

The fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

Performance Review

For the 12-month period ended March 31, 2006, Columbia North Carolina Intermediate Municipal Bond Fund class A shares provided shareholders with a total return of 2.37% without sales charges.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

The fund balances its investments between high quality issues, which reduce credit and liquidity risk, and lower quality investment-grade issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of North Carolina municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

How did the fund perform during the period?***

For the 12-month period ended March 31, 2006, Columbia North Carolina Intermediate Municipal Bond Fund class A shares returned 2.37% without sales charge, while its benchmark index, the Lehman Brothers Quality Intermediate Municipal Bond Index, returned 2.54%. The fund's return was higher than the 2.19% average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category.

We believe that the fund outperformed its peer group because it had more exposure to securities in the 15- to 20-year maturity range, which was the best performing segment of the market during the period. We extended the fund's duration by selling securities with one- to three-year maturities, which were hurt by the Federal Reserve Board's short-term interest rate hikes, and purchasing securities in the 10- to 20-year maturity range.

Performance also benefited from a decision to increase exposure to lower quality investment-grade bonds. An emphasis on Baa and Aa credits and an underweight in higher-quality Aaa rated bonds worked in the fund's favor.**** Finally, we sold single-family and airport bonds that were subject to the Alternative Minimum Tax (AMT). These bonds had been good performers for the fund but we believed they were fully valued when they were sold.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The credit quality ratings represent those of Moody's Investors Service, Inc. (Moody's) or Standard & Poors Corporation (S&P) credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

****The credit quality ratings represent those of Moody's Investors Service, Inc. (Moody's) or Standard & Poors Corporation (S&P) credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

36

Columbia North Carolina
Intermediate Municipal Bond Fund

Portfolio Manager commentary (continued)

What were the economic and market conditions in North Carolina?

North Carolina experienced above-average job loss during the last recession, but the state has also added jobs at an above-average pace and its economy has grown more diverse as technology, banking and health care industries continue to expand. Strong employment has also driven revenue gains that have helped North Carolina make significant progress in restoring a balanced budget. New and retained taxes are expected to provide significant resources to the state and to help it increase its reserves. North Carolina has a long-term track record of sound financial management with conservative debt levels, and we have an optimistic outlook for the purchase of the state's general obligation debt.

How is the fund positioned to reflect your outlook for North Carolina and the municipal bond market for the coming year?

We expect the Federal Reserve to continue raising short-term interest rates until it is satisfied that inflation is under control. We also anticipate slower growth as the year wears on, as higher energy costs, rising health care premiums and credit card debt restrain spending among already overly-leveraged consumers. In addition, we expect the housing-related wealth effect that has boosted economic growth over the past few years to level off as inventories build and it becomes more challenging for homebuyers to keep up with rising prices. In this environment, we expect municipal issuance to decline in 2006, with fewer refundings, stronger tax revenues and reduced demand from non-traditional investors keeping the yield spread between municipals and Treasuries relatively narrow.

Wendy Norman has managed Columbia North Carolina Intermediate Municipal Bond Fund since January 2006. She is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Source for all statistical data — Columbia Management Advisors, LLC.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Past performance is no guarantee of future results.

37

Columbia North Carolina
Intermediate Municipal Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,003.29	1,021.19	3.75	3.78	0.75
Class B	1,000.00	1,000.00	998.60	1,017.45	7.47	7.54	1.50
Class C	1,000.00	1,000.00	999.60	1,017.45	7.48	7.54	1.50
Class Z	1,000.00	1,000.00	1,004.59	1,022.44	2.50	2.52	0.50

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

38

Columbia North Carolina
Intermediate Municipal Bond Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	NC State, Series 2001 A, 4.750% 03/01/14	3.1%
2	NC Orange County Public Improvement, Series 2000, Pre-refunded 04/01/10; 5.300% 04/01/18	3.0%
3	NC Medical Care Commission, ARC Projects, Series 2004 A, 5.800% 10/01/34	2.5%
4	NC Haywood County Industrial Facilities & Pollution Control Financing Authority Solid Waste Disposal Revenue, Champion International Corporation Project, Series 1999, AMT, 6.400% 11/01/24	2.5%
5	NC Medical Care Commission Health Care Facilities Revenue, Novant Health Obligation Group A, Series 2003, 5.000% 11/01/07	2.2%
6	NC Wake County Hospital Revenue, Series 1993, Escrowed to Maturity, Insured: MBIA 5.125% 10/01/26	2.0%
7	NC Dare County Certificates Participation, Series 2005, Insured: FGIC 5.000% 06/01/20	1.9%
8	NC Charlotte-Mecklenburg Hospital Authority Revenue, Carolinas Healthcare Systems Project, Series 1997 A; 5.125% 01/15/22	1.8%
9	NC Johnson County, Series 2000, Pre-refunded 03/01/10, Insured: FGIC: 5.500% 03/01/16	1.8%
10	NC Medical Care Commission Health Care Facilities Revenue, Gaston Memorial Hospital Project, Series 1995, 5.400% 02/15/11	1.7%

The top 10 holdings are presented to illustrate examples of the securities in which the fund invests.

39

Columbia North Carolina
Intermediate Municipal Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A Shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	4.36%	4.01%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia North Carolina Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia North Carolina Intermediate Municipal Bond Fund without sales charge

  Columbia North Carolina Intermediate Municipal Bond Fund with sales charge

  Lehman Brothers Quality Intermediate Municipal Bond Index

Total return (as of 03/31/06)

	A		B		C		Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	12/14/92		06/07/93		12/16/92		12/11/92
1 year performance	2.37%	–0.91%	1.51%	–1.44%	1.60%	0.62%	2.53%
Average annual returns
5 years	3.69%	3.00%	2.90%	2.90%	2.91%	2.91%	3.93%
10 years	4.36%	4.01%	3.67%	3.67%	3.66%	3.66%	4.59%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter, Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

40

Columbia South Carolina
Intermediate Municipal Bond Fund

(formerly Nations South Carolina Intermediate Municipal Bond Fund)

Portfolio Manager commentary*

In the following interview, the fund's portfolio manager shares her views on Columbia South Carolina Intermediate Municipal Bond Fund's performance for the 12-month period ended March 31, 2006, and her outlook for the future.

Investment Objective

The fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

Performance Review

For the 12-month period ended March 31, 2006, Columbia South Carolina Intermediate Municipal Bond Fund class A shares provided shareholders with a total return of 2.46% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

The fund balances its investments between high quality investment grade issues, through which it seeks to reduce credit and liquidity risk, and lower quality investment grade issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of South Carolina municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

How did the fund perform during the period?***

for the 12-month period ended March 31, 2006, Columbia South Carolina Intermediate Municipal Bond Fund class A shares returned 2.46% without sales charge, while its benchmark index, the Lehman Brothers Quality Intermediate Municipal Bond Index, returned 2.54%. The fund's return was higher than the 2.19% average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category.

Several factors contributed to the fund's strong showing relative to its peer group in a period of generally low returns. The fund benefited from a decision to increase exposure to higher-yielding securities, which were the period's best performers, particularly Baa2 credit quality in the tobacco and forest products industries.**** We believe that the fund ended the period with more exposure to Baa-rated securities than its peer group.

A higher concentration in longer-term hospital and refunding bonds, which outperformed over the period, also had a positive impact on performance, as did a

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

****The credit quality ratings represent those of Moody's Investors Service, Inc. (Moody's) or Standard & Poors Corporation (S&P) credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Source for all statistical data — Columbia Management Advisors, LLC.

41

Columbia South Carolina
Intermediate Municipal Bond Fund

Portfolio Manager commentary (continued)

reduction in general obligation bonds over the period. Finally, a decision to reduce exposure to one- to three-year securities and to increase exposure to the 10-15 year maturity range also helped performance as these longer-term securities outperformed.

How did economic and market conditions affect the South Carolina municipal bond market during the period?

South Carolina was hit hard by the 2001 recession, with two consecutive years of operating deficits in fiscal years 2002 and 2003. And the state continues to face near-term financial stress related to a weakening manufacturing sector, below-average per capita income and above-average unemployment. Strong population growth has also increased the need for higher spending on education and health care.

Despite these challenges, the state's financial performance has improved and it has restored reserves to required statutory levels. These factors, plus the state's history of conservative financial management, lead us to a positive outlook on the fund's debt.

How is the fund positioned to reflect your outlook for South Carolina and the municipal bond market for the coming year?

We expect the Federal Reserve to continue raising short-term interest rates until it is satisfied that inflation is under control. We also anticipate slower growth as the year wears on, as higher energy costs, rising health care premiums and credit card debt restrain spending among already overly-leveraged consumers. In addition, we expect the housing-related wealth effect that has boosted economic growth over the past few years to level off as inventories build and it becomes more challenging for homebuyers to keep up with rising prices. In this environment, we expect municipal issuance to decline in 2006, with fewer refundings, stronger tax revenues and reduced demand from non-traditional investors keeping the yield spread between municipals and Treasuries relatively narrow.

Wendy Norman has managed Columbia South Carolina Intermediate Municipal Bond Fund since January 2006. She is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Past performance is no guarantee of future results.

42

Columbia South Carolina
Intermediate Municipal Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,001.80	1,021.19	3.74	3.78	0.75
Class B	1,000.00	1,000.00	997.11	1,017.45	7.47	7.54	1.50
Class C	1,000.00	1,000.00	998.11	1,017.45	7.47	7.54	1.50
Class Z	1,000.00	1,000.00	1,002.09	1,022.44	2.50	2.52	0.50

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

43

Columbia South Carolina
Intermediate Municipal Bond Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	IL Educational Facilities Authority, Depaul University, Series 2003 C, Insured: AMBAC 5.000% 09/01/18	4.7%
2	SC Columbia Waterworks & Sewer Systems Revenue, Series 1993, 5.500% 02/01/09	3.9%
3	SC Western Carolina Regional Sewer Authority, Series 2005 B, Insured: FSA 5.250% 03/01/16	3.6%
4	SC Charleston County, Hospital Facilities Revenue, Care Alliance Health Services Project Refunding, Series 1999 A, Insured: FSA 5.125% 08/15/15	3.6%
5	SC Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance Project, Series 2000 A, Pre-refunded 12/12/10, 7.125% 12/15/15	3.4%
6	SC Georgetown County Environmental Pollution Control Revenue: International Paper Company Project, Series 1999 A, 5.125% 02/01/12	2.7%
7	SC Piedmont Municipal Power Agency, Electric Revenue, Series 2001 A, Pre-refunded 01/01/07, Insured: MBIA 5.250% 01/01/09	2.7%
8	SC Greenville County School District Installment Purchase Revenue, Building Equity Sooner Tomorrow Project, Series 2003, 5.250% 12/01/16	2.6%
9	SC Jobs Economic Development Authority, Hospital Facilities Revenue: Oconee Memorial Hospital, Inc. Project, Series 1999, Insured: FSA 5.300% 02/01/14	2.4%
10	SC Charleston County Resources Recovery Revenue, Foster Wheeler Charleston, Series 1997, AMT, Insured: AMBAC 5.250% 01/01/10	2.2%

The top 10 holdings are presented to illustrate examples of the securities in which the fund invests.

44

Columbia South Carolina
Intermediate Municipal Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	4.44%	4.10%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia South Carolina Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia South Carolina Intermediate Municipal Bond Fund without sales charge

  Columbia South Carolina Intermediate Municipal Bond Fund with sales charge

  Lehman Brothers Quality Intermediate Municipal Bond Index

Total return (as of 03/31/06)

	A		B		C		Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	05/05/92		06/08/93		06/17/92		01/06/92
1 year performance	2.46%	–0.86%	1.70%	–1.24%	1.70%	0.72%	2.71%
Average annual returns
5 years	3.81%	3.12%	3.04%	3.04%	3.05%	3.05%	4.07%
10 years	4.44%	4.10%	3.76%	3.76%	3.76%	3.76%	4.68%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter, Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

45

Columbia Texas Intermediate
Municipal Bond Fund

(formerly Nations Texas Intermediate Municipal Bond Fund)

Portfolio Manager commentary*

In the following interview, the fund's portfolio manager shares her views on Columbia Texas Intermediate Municipal Bond Fund's performance for the 12-month period ended March 31, 2006, and her outlook for the future.

Investment Objective

The fund seeks high current income exempt from federal income tax, consistent with moderate fluctuation of principal.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Texas Intermediate Municipal Bond Fund class A shares provided shareholders with a total return of 2.50% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates

The Board of Trustees also approved a proposal to merge Columbia Texas Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund. The merger, which is subject to approval by shareholders of the Funds and the satisfaction of certain other conditions, is expected to be completed in the third quarter of 2006.

Please describe the fund's investment style and philosophy.

The fund balances its investments between high quality investment-grade issues, which have the potential to reduce credit and liquidity risk, and lower quality investment-grade issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Texas municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

How did the fund perform during the period?***

During the 12-month period ended March 31, 2006, Columbia Texas Intermediate Municipal Bond Fund class A shares returned 2.50% without sales charge. The fund's benchmark, the Lehman Brothers Quality Intermediate Municipal Bond Index returned 2.54% during the same period. The fund's return was higher than the 2.19% average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category.

The fund benefited from its position in non-callable bonds with longer maturities during a time when both were positive factors for performance. A decision to purchase some lower quality investment-grade bonds also helped boost the fund's yield. However, 80% of the fund was invested in AAA-rated securities, which detracted from performance as lower-rated bonds were the period's strongest performers. We believe the fund had less exposure to hospital bonds and corporate securities versus its peer group, which also had a negative impact on performance during the period.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The credit quality ratings represent those of Moody's Investors Service, Inc. (Moody's) or Standard & Poors Corporation (S&P) credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

Source for all statistical data — Columbia Management Advisors, LLC.

46

Columbia Texas Intermediate
Municipal Bond Fund

Portfolio Manager commentary (continued)

What were the economic and market conditions in Texas?

The Texas economy strengthened in 2005 as strong employment and personal income growth, along with healthy gains in population, helped support economic development. A strong energy market helped drive revenues, although the state projects a decline in revenues on the expectation that oil and gas prices are likely to retreat from their current historical highs. Nevertheless, the economy is expected to continue growing at an above-average pace compared to the nation even as it faces increased financial pressure relating to population growth and school finance reform. We remain optimistic on the outlook for Texas general obligation debt.

How have you positioned the fund to reflect your outlook for the coming year?

We expect the Federal Reserve to continue raising short-term interest rates until it is satisfied that inflation is under control. We also anticipate slower growth as the year wears on, as higher energy costs, rising health care premiums and credit card debt restrain spending among already overly-leveraged consumers. In addition, we expect the housing-related wealth effect that has boosted economic growth over the past few years to level off as inventories build and it becomes more challenging for homebuyers to keep up with rising prices. In this environment, we expect municipal issuance to decline in 2006, with fewer refundings, stronger tax revenues and reduced demand from non-traditional investors keeping the yield spread between municipals and Treasuries relatively narrow.

Wendy Norman has managed Columbia Texas Intermediate Municipal Bond Fund since 2000. Ms. Norman is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Past performance is no guarantee of future results.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

47

Columbia Texas Intermediate
Municipal Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,003.59	1,021.19	3.75	3.78	0.75
Class B	1,000.00	1,000.00	1,001.10	1,017.45	7.48	7.54	1.50
Class C	1,000.00	1,000.00	1,000.80	1,017.45	7.48	7.54	1.50
Class Z	1,000.00	1,000.00	1,005.78	1,022.44	2.50	2.52	0.50

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

48

Columbia Texas Intermediate
Municipal Bond Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	TX North Central, Health Facilities Development Corp. Revenue, Presbyterian Healthcare Residential Project, Series 1996 B, Pre-refunded 06/01/06, Insured: MBIA 5.500% 06/01/16	2.9%
2	TX Harlandale Independent School District, Series 2004, Insured: PSFG 5.250% 08/15/16	2.7%
3	TX Water Development, Series 1997, 5.250% 08/01/28	2.6%
4	TX Austin Electric Utility Systems Revenue: Series 2002, Insured: FSA 5.500% 11/15/12	1.9%
5	TX Texas A&M University Revenue, Series 1999, Pre-refunded 05/15/09 5.500% 05/15/20	1.9%
6	TX Northside Independent School District, Series 2002 A, Insured: PSFG 5.250% 02/15/20	1.8%
7	TX Tarrant County Health Facilities Development Corp. Revenue, Texas Health Resources Systems Project, Series 1997 A, Insured: MBIA 5.750% 02/15/08	1.8%
8	TX Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project, Series 2002, Insured: FGIC 5.500% 03/01/18	1.7%
9	TX San Antonio: Forward Series 2001, Series 2005, 5.250% 02/01/12	1.7%
10	TX Sam Rayburn Municipal Power Agency Revenue, Series 2002, Escrowed to Maturity 6.000% 10/01/16	1.7%

The top 10 holdings are presented to illustrate examples of the securities in which the fund invests.

49

Columbia Texas Intermediate
Municipal Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	4.36%	4.02%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Texas Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The index is unavailable for Investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Texas Intermediate Municipal Bond Fund without sales charge

  Columbia Texas Intermediate Municipal Bond Fund with sales charge

  Lehman Brothers Quality Intermediate Municipal Bond Index

Total Return (as of 03/31/06)

	Class A		Class B		Class C		Class Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	02/04/93		06/22/93		11/03/94		01/12/93
1 year performance	2.50%	–0.79%	1.87%	–1.07%	1.76%	0.78%	2.86%
Average annual returns
5 years	3.71%	3.02%	2.96%	2.96%	2.95%	2.95%	3.99%
10 years	4.36%	4.02%	3.69%	3.69%	3.66%	3.66%	4.61%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

50

Columbia Virginia Intermediate
Municipal Bond Fund

(formerly Nations Virginia Inermediate Municipal Bond Fund)

Portfolio Manager commentary*

In the following interview, the fund's portfolio manager shares her views on Columbia Virginia Intermediate Municipal Bond Fund's performance for the 12-month period ended March 31, 2006, and her outlook for the future.

Investment Objective

The fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Virginia Intermediate Municipal Bond Fund class A shares provided shareholders with a total return of 1.88% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

The fund balances its investments between high quality investment grade issues, through which it seeks to reduce credit and liquidity risk, and lower quality investment-grade issues, which add yield potential. By maintaining a well-diversified portfolio, generally within the universe of Virginia municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

How did the fund perform during the period?***

For the 12-month period ended March 31, 2006, Columbia Virginia Intermediate Municipal Bond Fund class A shares returned 1.88% without sales charge, while its benchmark index, the Lehman Brothers Quality Intermediate Municipal Bond Index, returned 2.54%. The average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category, was 2.19%.

For most of the period, the fund's duration was shorter than its benchmark and also, we believe, shorter than the average duration of its peer group. Duration is a measure of interest-rate sensitivity. Shorter duration can help cushion a fund when interest rates rise. However, long-term interest rates declined during the period and the fund's relatively short duration detracted from performance. An emphasis on higher quality bonds also limited the fund's return because lower quality securities were the period's best performers.

We increased the fund's exposure to securities in the 10- to 20-year maturity range, including non-callable bonds, because we believe that these securities have the potential to perform well over the long term.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The credit quality ratings represent those of Moody's Investors Service, Inc. (Moody's) or Standard & Poors Corporation (S&P) credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

Source for all statistical data — Columbia Management Advisors, LLC.

51

Columbia Virginia Intermediate
Municipal Bond Fund

Portfolio Manager commentary (continued)

How did economic and market conditions affect the Virginia municipal bond market during the period?

The Commonwealth of Virginia's economy remained stable throughout the period, with stronger personal income growth and lower unemployment than the national averages. Virginia has a history of prudent and prompt financial management. Strong tax-revenue growth and controlled expenditures resulted in an operating surplus in 2004 and 2005, and the Commonwealth appears to be on track for another operating surplus in 2006. Spending controls and tax reform are expected to help Virginia to continue to generate operating surpluses and rebuild reserves.

Yet, Virginia faces challenges relating to manufacturing, reduced government spending and tight labor markets. Overseas competition continues to shrink Virginia's manufacturing sector. Recent recommended military base realignments and cutbacks in defense spending are likely to have a negative impact on Virginia's economy. Notwithstanding these concerns, our outlook for the Commonwealth is positive, based on historically conservative fiscal management.

How is the fund positioned to reflect your outlook for Virginia and the municipal bond market for the coming year?

We expect the Federal Reserve to continue raising short-term interest rates until it is satisfied that inflation is under control. We also anticipate slower growth as the year wears on, as higher energy costs, rising health care premiums and credit card debt restrain spending among already overly-leveraged consumers. In addition, we expect the housing-related wealth effect that has boosted economic growth over the past few years to level off as inventories build and it becomes more challenging for homebuyers to keep up with rising prices. In this environment, we expect municipal issuance to decline in 2006, with fewer refundings, stronger tax revenues and reduced demand from non-traditional investors keeping the yield spread between municipals and Treasuries relatively narrow.

Wendy Norman has managed Columbia Virginia Intermediate Municipal Bond Fund since January 2006. She is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Past performance is no guarantee of future results.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

52

Columbia Virginia Intermediate
Municipal Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,000.30	1,021.19	3.74	3.78	0.75
Class B	1,000.00	1,000.00	996.61	1,017.45	7.47	7.54	1.50
Class C	1,000.00	1,000.00	996.61	1,017.45	7.47	7.54	1.50
Class Z	1,000.00	1,000.00	996.51	1,022.44	2.49	2.52	0.50

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

53

Columbia Virginia Intermediate
Municipal Bond Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	VA State, Series 2004 B, 5.000% 06/01/16	3.0%
2	VA Richmond Public Improvement: Series 2005 A, Insured: FSA 5.000% 07/15/15	2.9%
3	VA Public School Financing Authority, Series 2004 C, 5.000% 08/01/16	2.8%
4	VA State, Series 2004 B, 5.000% 06/01/15	2.5%
5	VA Resources Authority Clean Water Revenue, Series 2005: 5.500% 10/01/21	2.3%
6	VA Suffolk Redevelopment & Housing Authority Multi-Family Housing Revenue, Windsor Ltd. Partnership Project, Series 2001, 4.850% 07/01/31	1.9%
7	VA Resources Authority Clean Water Revenue, Series 2005: 5.500% 10/01/19	1.8%
8	PR Commonwealth of Puerto Rico Infrastructure Financing Authority, Series 2005 C, Insured: FGIC 5.500% 07/01/22	1.8%
9	PR Commonwealth of Puerto Rico Infrastructure Financing Authority, Series 2005 C, Insured: FGIC 5.500% 07/01/19	1.7%
10	VA Norfolk Parking Systems Revenue, Series 2005 A, Insured: MBIA 5.000% 02/01/21	1.7%

The top 10 holdings are presented to illustrate examples of the securities in which the fund invests.

54

Columbia Virginia Intermediate
Municipal Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	4.28%	3.94%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Virginia Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc., and having a maturity range between 2 and 11 years. The index is unavailable for Investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Virginia Intermediate Municipal Bond Fund without sales charge

  Columbia Virginia Intermediate Municipal Bond Fund with sales charge

  Lehman Brothers Quality Intermediate Municipal Bond Index

Total return (as of 03/31/06)

	Class A		Class B		Class C		Class Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	12/05/89		06/07/93		06/17/92		09/20/89
1 year performance	1.88%	–1.39%	1.12%	–1.83%	1.12%	0.14%	2.13%
Average annual returns
5 years	3.55%	2.86%	2.78%	2.78%	2.78%	2.78%	3.81%
10 years	4.28%	3.94%	3.60%	3.60%	3.59%	3.59%	4.52%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

55

Columbia Short Term Municipal Bond Fund

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal bonds — 102.3%
	Education — 9.0%
	Education — 8.2%
2,500,000	AL Homewood Board of Education, Series 2007, 3.600% 09/01/07	2,491,250
9,420,000	FL State Board of Education, Public Education, Series 2003 I, 5.000% 06/01/10	9,893,167
2,800,000	NC University of North Carolina, Series 2002 B, 5.000% 12/01/06	2,827,916
10,000,000	OH University of Cincinnati, Series 2006 C 4.500% 03/28/07	10,091,684
1,030,000	PA State Higher Educational Facilities Revenue, Drexel University Project, Series 2003, 5.000% 05/01/08	1,056,306
1,100,000	TX Tech University Revenue, Financing Systems, Seventh Series, Insured: MBIA 5.250% 08/15/09	1,154,428
	TX University of Texas Permanent University Fund, Series 2006:
8,025,000	5.000% 07/01/07(b)	8,175,469
5,795,000	5.000% 07/01/09(b)	6,038,969
	TX University of Texas Revenue, Permian University Project, Series 2002 A:
4,000,000	5.000% 07/01/06	4,014,720
3,500,000	5.000% 07/01/08	3,599,470
		49,343,379
	Prep school — 0.8%
100,000	DC Private Schools Revenue, Field School Project, Series 2001 A, LOC: First Union National Bank 3.180% 07/01/31	100,000
5,000,000	TX Red River Authority Education Financing Revenue, Parish Day School Project, Series 2001 A, LOC: Allied Irish Bank PLC 3.100% 12/01/31	4,909,400
		5,009,400
		54,352,779
	Health care — 4.2%
	Hospitals — 3.9%
	AZ University Medical Center Corporation, Hospital Revenue, Series 2004:
700,000	5.000% 07/01/06	702,142
300,000	5.000% 07/01/07	303,861

Par ($)		Value ($)
	Hospitals — (continued)
1,700,000	FL Escambia County Health Facilities Authority Revenue, Ascension Health Credit Project, Series 2003 A, 5.000% 11/15/07	1,735,360
950,000	GA Gainesville & Hall County Hospital Authority Revenue, Northeast Georgia Health System, Inc. Project, Series 2000, 4.000% 05/15/07	952,413
1,800,000	MI State Hospital Finance Authority Revenue, Ascension Health Credit Project, Series 1999 B, Mandatory Put 11/15/06 @ 100, 5.300% 11/15/33	1,817,352
	MO State Health & Educational Facilities Authority Revenue:
2,470,000	Saint Lukes Episcopal-Presbyterian Hospital Project, Series 2001, Insured: FSA 4.000% 12/01/06	2,476,471
4,000,000	SSM Health Care Project, Series 2002 A, 5.000% 06/01/07	4,058,640
1,825,000	NC Medical Care Commission Health Care Facilities Revenue, Novant Health Obligation Group A, Series 2002, 5.000% 11/01/07	1,862,230
1,675,000	NC Medical Care Commission Health System Revenue, Mission St. Josephs Health System, Series 2001, 5.000% 10/01/08	1,726,540
660,000	NC Medical Care Commission Hospital Revenue, Halifax Regional Medical Center, Inc. Project, Series 1998, 4.600% 08/15/06	660,284
2,900,000	NM State Hospital Equipment Loan Council Revenue, Presbyterian Healthcare Project, Series 2001 A, 4.600% 08/01/08	2,943,616
	SC Florence County Hospital Revenue: McLeord Regional Medical Center Project:
1,330,000	Series 1998 A, Insured: MBIA 5.500% 11/01/07	1,368,929
1,155,000	Series 2004 A, Insured: FSA 5.000% 11/01/09	1,204,642
2,040,000	WI State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc. Obligation Group, Series 1999 4.300% 08/15/07	2,046,324
		23,858,804

See Accompanying Notes to Financial Statements.

56

Columbia Short Term Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Nursing homes — 0.3%
1,500,000	CO Health Facilities Authority Revenue, Evangelical Lutheran, Series 2004 B, 3.750% 06/01/34	1,474,965
		25,333,769
	Housing — 1.4%
	Multi-family — 0.9%
3,280,000	GA Clayton County Housing Authority Multi-Family Housing Revenue, Tara Court II Apartments Project, Series 2001, Mandatory Put 12/01/11 @ 100, Insured: FNMA 4.350% 12/01/31	3,334,546
2,495,000	MI State Housing Development Authority, Rental Housing Revenue, Series 2000 B, Insured: MBIA 3.050% 04/01/24	2,495,000
		5,829,546
	Single-family — 0.5%
3,000,000	MA State Housing Finance Agency, Series 2003 O, AMT, 2.200% 12/01/06	2,958,300
		8,787,846
	Industrials — 6.4%
	Chemicals — 0.4%
2,440,000	TX Red River Authority Pollution Control Revenue, Hoechst Celanese Corporation Project, Series 1994, 5.200% 05/01/07	2,440,342
	Forest products & paper — 2.5%
2,740,000	SC Jobs Economic Development Authority Revenue, Shannon Forest Project, Series 2003, 3.200% 04/01/23	2,740,000
7,750,000	SC Richland County Environmental Improvement Revenue, International Paper Company Project, Series 2002 A, 4.250% 10/01/07	7,768,445
5,000,000	WI Kaukauna Pollution Control Revenue, International Paper Company Project, Series 1997 A, 5.150% 07/01/06	5,015,650
		15,524,095
	Manufacturing — 0.5%
	SC Jobs Economic Development Authority Revenue:
1,030,000	RBC Linear Precision Products Project, Series 1998, AMT, LOC: First Union National Bank 3.220% 09/01/19	1,030,000
	Valley Proteins, Inc. Project, Series 1995, AMT,:
410,000	3.230% 04/01/10	410,000
1,540,000	3.230% 09/01/10	1,540,000
		2,980,000

Par ($)		Value ($)
	Oil, gas & consumable fuels — 3.0%
5,000,000	LA Calcasieu Parish Industrial Development Board, Pollution Control Revenue, Occidental Petroleum Project, Series 2001, 4.800% 12/01/06	5,020,250
1,000,000	LA State Offshore Term Authority, Deepwater Port Revenue, Loop LLC Project, Series 2003, Mandatory Put 09/01/08 @ 100, 4.000% 09/01/23	990,600
4,000,000	TX Gulf Coast Waste Disposal Authority, Environmental Facility Revenue, Occidental Chemical Corporation Project, Series 2001, 4.200% 11/01/06	4,006,280
8,350,000	WY Uinta County Pollution Control Revenue, Amoco Project, Remarketing 12/01/03, Series 1998, Mandatory Put 07/01/07 @ 100, 2.250% 07/01/26	8,168,137
		18,185,267
		39,129,704
	Other — 5.4%
	Other — 2.3%
15,000,000	NY Convention Center Operating Corp., Yale Building Project, Series 2003, (a)06/01/08	13,825,050
	Pool/bond bank — 0.3%
1,900,000	MI Municipal Bond Authority Revenue, Clean Water Revolving Fund Project, Series 2001, 5.000% 10/01/08	1,962,130
	Refunded/escrowed(c) — 0.8%
2,010,000	AZ Maricopa County Unified High School District, Number 210 Phoenix, Unrefunded Balance, Series 2009, Pre-refunded 07/01/06, 5.000% 07/01/09	2,037,376
1,975,000	FL Jea Water & Sewer Systems Revenue, Series 2002 B, Escrowed to Maturity, Insured: FSA 5.250% 10/01/07	2,023,329
1,145,000	TX Midlothian Independent School District, Series 1995, Escrowed to Maturity, Insured: PSFG (a)02/15/07	1,110,959
		5,171,664
	Tobacco — 2.0%
2,000,000	AL 21st Century Authority Tobacco Settlement Revenue, Series 2001, 5.250% 12/01/07	2,031,960

See Accompanying Notes to Financial Statements.

57

Columbia Short Term Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Tobacco — (continued)
5,000,000	NY Tobacco Settlement Financing Corp. New York, Asset Backed, Series 2003 A-1, 5.000% 06/01/07	5,069,850
5,000,000	VA Tobacco Settlement Financing Corporation, Series 2005, 4.000% 06/01/13	4,990,200
		12,092,010
		33,050,854
	Resource recovery — 3.5%
	Disposal — 1.7%
3,015,000	AR State Development Finance Authority, Facilities Revenue, Waste Management, Inc. Project, Series 2001, AMT, Mandatory Put 08/01/06 @ 100, 3.650% 08/01/21	3,011,201
	SC Jobs Economic Development Authority Revenue:
2,000,000	Republic Services, Inc.,Project, Series 2004, AMT, Mandatory Put 04/01/07 @ 100, 3.250% 04/01/34	1,977,540
5,500,000	Waste Management South Carolina, Inc.,Project, Series 2001, AMT, Mandatory Put 11/01/07 @ 100, 3.300% 11/01/16	5,429,765
		10,418,506
	Resource recovery — 1.8%
3,000,000	MS Business Finance Corporation Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series 2004, AMT, Mandatory Put 03/01/09 @ 100, 3.350% 03/01/29	2,877,540
3,650,000	NY State Environmental Facilities Corporation, Solid Waste Disposal Revenue Waste Management Project Series 2002 A, AMT, Mandatory Put 05/01/06 @ 100, 2.900% 05/01/12	3,646,569
4,000,000	VA Fairfax County Economic Development Authority, Resource Recovery Revenue, Series 1998 A, AMT, Insured: AMBAC 5.950% 02/01/07	4,073,080
		10,597,189
		21,015,695
	Tax-backed — 36.3%
	Local appropriated — 0.8%
1,000,000	NC Charlotte Certificates of Participation, Equipment Acquisition Project, Series 2003 C, 5.000% 03/01/07	1,013,020

Par ($)		Value ($)
	Local appropriated — (continued)
1,465,000	NC Fayetteville Installment Payment Revenue, Municipal Building Project, Series 2005, Insured: MBIA 4.000% 02/01/08	1,474,654
1,125,000	NC Rutherford County Certificates of Participation, Series 2002, Insured: AMBAC 4.500% 09/01/06	1,129,545
	SC Newberry Investing in Children Education, Newberry County School Project, Series 2005:
300,000	4.000% 12/01/08	299,709
600,000	5.000% 12/01/09	617,274
		4,534,202
	Local general obligations — 11.3%
	AK North Slope Borough:
10,700,000	Series 1996, Insured: MBIA (a)06/30/07	10,224,492
1,500,000	Series 2001 A, Insured: MBIA (a)06/30/07	1,433,340
1,030,000	AZ Maricopa County School District Number 014 Creighton, Unrefunded Balance, School Improvement Project, Series 1991 C, Insured: FGIC 7.875% 07/01/06	1,040,866
2,925,000	AZ Maricopa County Unified School District Number 97, Series 2003, Insured: FGIC 5.000% 07/01/07	2,975,895
1,000,000	CO Denver City & County Board Water Commission, Refunding Revenue Series 2001 B, 5.000% 09/01/06	1,006,210
2,000,000	GA Coweta County School District, Series 2002, State Aid Withholding, 5.000% 08/01/07	2,037,520
2,600,000	GA Fayette County School District, State Aid Withholding, Series 2001, 5.250% 03/01/09	2,714,764
2,000,000	IL Chicago Metropolitan Water Reclamation District, Greater Chicago Capital Improvement Bonds, Series 2002 D, 5.000% 12/01/07	2,044,800
5,000,000	IL Chicago, Capital Appreciation, Central Loop Project, Series 2003 A, Insured: XLCA (a)12/01/08	4,508,850
4,545,000	IL Cook County, Series 2003 B, Insured: MBIA 5.000% 11/15/07	4,644,217
1,000,000	IL Schaumberg, Series 2002 A, 5.000% 01/01/07	1,010,810
2,200,000	MN Minneapolis, Convention Center Project, Series 2002, 4.000% 12/01/07	2,217,226

See Accompanying Notes to Financial Statements.

58

Columbia Short Term Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Local general obligations — (continued)
3,000,000	NJ Essex County, Series 1996 A-1, Insured: FGIC 6.000% 11/15/07	3,113,760
3,300,000	NV Clark County, School District, Series 1996, Insured: FGIC 4.750% 06/15/09	3,341,151
1,565,000	OK Moore, Series 1999, Insured: MBIA 6.000% 04/01/08	1,601,731
3,000,000	PA Philadelphia, School District, Series 1998 B, Insured: MBIA 5.000% 10/01/06	3,022,110
1,335,000	TN Franklin, Special School District, Series 2002, 4.500% 06/01/06	1,337,163
2,700,000	TN Metropolitan Government Nashville & Davidson County, Public Improvement, Series 2004, 5.000% 11/15/07	2,761,074
	TX Austin: Public Improvement, Series 2001,
3,000,000	5.250% 09/01/08	3,110,880
4,110,000	Series 2001, 5.250% 09/01/08	4,261,906
	TX Carrollton: Farmers Branch Independent School District,:
1,245,000	Series 2000, Insured: PSFG 5.000% 02/15/07	1,260,426
1,555,000	Series 1993, (a)02/15/07	1,506,313
1,330,000	TX Fort Bend, Independent School District, Series 2002, Insured: PSFG 5.000% 08/15/07	1,355,110
1,725,000	TX Socorro, Independent School District, Series 2002, Insured: PSFG 5.000% 08/15/06	1,734,556
1,975,000	WA King County, School District Number 408 Auburn, Series 1992 A, 6.375% 12/01/06	2,011,281
2,070,000	WI Milwaukee, Series 2002, Insured: FSA 5.000% 09/01/07	2,109,703
		68,386,154
	Special non-property tax — 5.6%
6,830,000	AR Fayetteville Arkansas Sales & Use Tax Capital Improvement, Series 2005 B, Insured: MBIA 4.000% 12/01/11	6,885,938
1,370,000	AZ State Transportation Board Highway Revenue, Series 1993 A, 5.000% 07/01/09	1,425,690
2,370,000	CO Regional Transportation District, Sales Tax Revenue, Series 2003 A, Insured: FSA 5.000% 11/01/07	2,421,642

Par ($)		Value ($)
	Special non-property tax — (continued)
2,000,000	CT Special Tax Obligation Revenue, Transportation Infrastructure, Series 1993 A, 5.375% 09/01/08	2,080,600
5,000,000	FL Jea St. Johns River Power Park Systems Revenue, Series 2002, 5.000% 10/01/06	5,036,100
3,680,000	MD State Economic Development Corporation Lease Revenue, Maryland Aviation Administration Facilities, Series 2003, AMT, Insured: FSA 5.000% 06/01/07	3,737,445
5,000,000	NM State Severance Tax Revenue, Series 2002, 5.000% 07/01/07	5,085,750
7,000,000	NV State Highway Improvement Revenue, Series 2000 A, 5.000% 12/01/08	7,231,070
		33,904,235
	Special property tax — 1.0%
6,185,000	GA De Kalb County, Special Recreation Tax District, Series 2001, 5.000% 12/01/06	6,247,902
	State appropriated — 3.5%
3,085,000	AL Montgomery Downtown Redevelopment Authority Lease Revenue, State of Alabama Project, Series 2002, Insured: MBIA 5.000% 10/01/07	3,147,533
1,550,000	IN State Office Building Commission Facilities Revenue, Indiana State Museum Facility, Series 2003, Insured: MBIA 5.000% 07/01/07	1,576,211
4,000,000	OH State Building Authority Revenue, Arts Facilities Building Project, Series 1996, 5.000% 10/01/06	4,029,680
10,000,000	OH State Higher Educational Capital Facilities Revenue, Series 2002 II-A, 5.000% 12/01/07	10,228,900
	VA Port Authority Port Facility Revenue, Series 2003, AMT, Insured: MBIA:
1,120,000	4.000% 07/01/09	1,127,414
1,065,000	5.000% 07/01/08	1,093,872
		21,203,610
	State general obligations — 14.1%
	FL State Board of Education:
2,195,000	Series 2003 D, 5.000% 06/01/07	2,231,020
2,000,000	Series 2003 I, 5.000% 06/01/08	2,057,880
2,500,000	HI State, Series 2002 CY, Insured: FSA 5.250% 02/01/07	2,534,725

See Accompanying Notes to Financial Statements.

59

Columbia Short Term Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	State general obligations — (continued)
5,000,000	LA State, Series 2005 A, Insured: MBIA 5.000% 08/01/08	5,145,700
7,160,000	MO Board Public Buildings State Office Building Special Obligation, Series 2001 B, 5.000% 12/01/07	7,328,199
	MS State: Gaming County Highway Improvements Project,
6,750,000	Series 2001 B, 5.000% 10/01/06	6,798,398
2,000,000	Series 1996, 5.100% 12/01/09	2,015,580
5,915,000	NM State, Series 2001 B, 5.000% 09/01/06	5,951,732
1,000,000	OH Warrensville Heights Ohio, Bond Anticipation Notes, Series 2006, 3.700% 02/08/07	998,250
	OR State, Pension, Series 2003,:
2,055,000	3.312% 06/01/07	2,011,372
2,000,000	3.742% 06/01/08	1,939,480
	PA State:
2,270,000	First Series 2001, 5.000% 01/15/09	2,350,449
7,675,000	Second Series 2003, Insured: MBIA 5.500% 07/01/07	7,855,976
7,375,000	PR Commonwealth of Puerto Rico, Public Improvement, Series 2003 C, Mandatory Put 07/01/08 @ 100, 5.000% 07/01/18	7,512,617
	PR Public Buildings Authority Revenue: Guaranteed Government Facilities:
6,470,000	Series 2002 C, 5.250% 07/01/08	6,660,218
3,000,000	Series 2004 K, 4.500% 07/01/22	3,017,340
6,000,000	TX State Public Finance Authority Revenue, Unemployment Componesation Assessment, Series 2003 A Insured: FSA 5.000% 12/15/07	6,150,169
5,000,000	TX State, Series 1992 A, 8.000% 10/01/07	5,312,450
	WA State:
3,655,000	Series 2001 B, 5.000% 09/01/06	3,677,551
1,500,000	Series 2002 R-A, 5.000% 09/01/06	1,509,255
2,250,000	WI State, Series 1993, 4.900% 11/01/06	2,268,000
		85,326,361
		219,602,464

Par ($)		Value ($)
	Transportation — 13.9%
	Air transportation — 2.7%
2,000,000	OH Dayton Facilities Revenue Funding, Series 1993, 6.050% 10/01/09	2,138,060
3,000,000	OH Dayton Special Facilities Revenue, Air Freight Corporation Project, Series 1993 F, 6.050% 10/01/09	3,207,090
2,575,000	OH Dayton Special Facilities, Air Freight Corp., Series 1988 D, AMT, 6.200% 10/01/09	2,759,525
7,710,000	TN Memphis-Shelby County Airport Authority, Federal Express Corp., Series 2001, 5.000% 09/01/09	7,966,126
		16,070,801
	Airports — 7.2%
1,000,000	CO Denver Colorado City & County Special Facilities Airport Revenue, Rental Car Project, Series 1999 A, AMT, Insured: MBIA 5.500% 01/01/08	1,026,580
4,000,000	DC Metropolitan Washington District of Columbia Airports Authority Revenue, Virginia General Airport Project, Series 1997 B, AMT, Insured: FGIC 6.000% 10/01/06	4,046,760
2,000,000	FL Greater Orlando Aviation Authority Orlando Florida Airport Facilities Revenue: Series 1998 A, Insured: FGIC 1.000% 10/01/18	2,000,000
1,240,000	Airport Facilities Project, Series 2002 C, Insured: MBIA 5.250% 10/01/07	1,268,346
7,305,000	FL Miami-Dade County Aviation Revenue, Series 1998 A, AMT, Insured: FGIC 5.250% 10/01/07	7,469,801
9,815,000	HI State Airports System Revenue, Series 2001, AMT, Insured: FGIC 5.000% 07/01/08	10,055,468
1,165,000	OK Tulsa Airports Improvement Trust General Revenue, Tulsa International Airport, Series 2004 A, AMT, Insured: FGIC 5.000% 06/01/09	1,202,175
13,705,000	TX Dallas Fort Worth Texas International Airport Revenue, Series 2006 A, 5.000% 11/01/06	13,814,229
2,750,000	WA Seattle Port of Seattle Revenue, Series 2001 B, AMT, Insured: FGIC 5.500% 04/01/08	2,837,615
		43,720,974

See Accompanying Notes to Financial Statements.

60

Columbia Short Term Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Ports — 1.3%
7,555,000	PA Allegheny County Port Authority Special Revenue, Subordinated Lien Transportation Series 1999, Insured: MBIA 5.375% 06/01/07	7,722,116
	Toll facilities — 2.3%
5,000,000	KY State Turnpike Authority Economic Development Road Revenue, Revitalization Project, Series 2004 A Insured: FGIC 5.000% 07/01/10	5,251,150
5,000,000	LA State Transportation Authority Toll Revenue, Series 2005, 5.000% 09/01/09	5,187,650
3,500,000	TX Harris County Toll Road Revenue, Series 2004 B-2, Insured: FGIC 5.000% 08/15/21	3,632,510
		14,071,310
	Transportation — 0.4%
	TX North Texas Thruway Authority Dallas North Thruway Systems Revenue, Series 2003 C, Insured: FSA:
2,405,000	5.000% 01/01/18	2,469,141
45,000	5.000% 01/01/18	46,318
		2,515,459
		84,100,660
	Utilities — 22.2%
	Investor owned — 8.0%
7,000,000	FL Hillsborough County Industrial Development Authority, Pollution Control Revenue, Tampa Electric Company Project, Series 1993, AMT, Mandatory Put 08/01/07 @ 100, 4.250% 11/01/20	7,021,840
	IN Rockport Pollution Control Revenue:
1,500,000	AEP Generating Company Project: Series 1995 A, Mandatory Put 07/13/06 @ 100, Insured: AMBAC 4.050% 07/01/25	1,500,495
6,000,000	Series 1995 B, Mandatory Put 07/13/06 @ 100, Insured: AMBAC 4.050% 07/01/25	6,001,980
3,000,000	Indiana Michigan Power Company Project, Series 2003 C, Mandatory Put 10/01/06 @ 100, 2.625% 04/01/25	2,971,680
9,000,000	KS Burlington Environmental Improvement Revenue, Power & Light Project, Series 1998 C, Mandatory Put 10/01/07 @ 100, 4.750% 09/01/15	9,081,180

Par ($)		Value ($)
	Investor owned — (continued)
3,000,000	NH State Business Finance Authority, Pollution Control Revenue United Illuminating Company Project, Series 1999 A, AMT, Mandatory Put 12/03/07 @ 100, 3.250% 12/01/29	2,965,020
5,000,000	OH Hamilton County Local District Cooling Facilities Revenue, Trigen Cinergy Corp., Remarketing 05/25/99, Series 1998, AMT, Mandatory Put 06/01/09 @ 100, 4.600% 06/01/23	4,955,050
2,000,000	OH State Water Development Authority, Pollution Control Revenue Ohio Education, Remarketing 06/01/05, Series 1999 A, Mandatory Put 06/01/06 @ 100, 3.350% 06/01/33	1,998,760
4,000,000	TX Brazos River Authority Pollution Control Revenue, Texas Utilities Electric Company Project,: Series 2001 A, AMT, Mandatory Put 05/01/06 @ 100, 5.400% 04/01/30	4,006,640
6,910,000	Series 2001 B, Mandatory Put 11/01/06 @ 100, 4.750% 05/01/29	6,954,639
1,000,000	WV Putnam County Pollution Control Revenue, Appalachian Power Company Project, Series 2003 E, Mandatory Put 11/01/06 @ 100, 2.800% 05/01/19	990,030
		48,447,314
	Municipal electric — 8.1%
5,000,000	FL Gainesville Utilities Authority, Electric Systems Revenue, Series 2003 C, 5.000% 10/01/08	5,163,500
1,380,000	FL Kissimmee Utilities Authority, Electric System Revenue, Series 2001, Insured: AMBAC 5.000% 10/01/06	1,390,378
1,190,000	FL Palm Bay Florida Utility Revenue, Systems Series 2002, Insured: FSA 5.250% 10/01/09	1,227,663
2,000,000	NY Long Island Power Authority New York Electric Systems Revenue, General, Series 2003 B, 5.000% 12/01/06	2,018,358
3,000,000	PR Electric Power Authority Revenue, Series 2002, 5.000% 07/01/06	3,010,380
10,000,000	TN Memphis Electric Systems Revenue, Subordinated, Series 2003 A, Insured: MBIA 5.000% 12/01/09	10,439,000

See Accompanying Notes to Financial Statements.

61

Columbia Short Term Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Municipal electric — (continued)
3,265,000	TX Sam Rayburn Municipal Power Agency Revenue, Series 2002, 5.000% 10/01/07	3,300,001
20,000,000	WA Energy Northwest Electric Revenue, Series 2006, 5.000% 07/01/07(b)	20,331,200
2,015,000	West Virginia Public Energy Authority Energy Revenue, Morgantown Associates Project A, Series 1999, LOC: Dexia 5.050% 07/01/08	2,035,291
		48,915,771
	Water & sewer — 6.1%
	AL Birmingham Waterworks & Sewer Board, Water & Sewer Revenue, Series 2004 B, Insured: FGIC:
1,110,000	2.880% 01/01/07	1,090,286
1,185,000	3.890% 01/01/09	1,138,880
4,000,000	AL Jefferson County Sewer Revenue, Series 2003 C-10, Insured: FSA 3.220% 02/01/42	4,000,000
1,800,000	FL Jea Water & Sewer Systems Revenue, Unrefunded Balance, Series 2002 B, Insured: FSA 5.250% 10/01/07	1,843,794
1,585,000	IN Fort Wayne Sewer Works Improvements Revenue, Series 2002 B, Insured: AMBAC 5.000% 08/01/06	1,592,640
1,100,000	KS Johnson County Water District No. 001 Revenue, Series 1996 A, 5.250% 12/01/06	1,112,760
2,375,000	MS Business Finance Corp., Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series 2002, 4.400% 03/01/27	2,375,000
	NJ Economic Development Authority Revenue, North Jersey Port District Project, Series 2006, Insured: AMBAC:
1,260,000	7.100% 02/15/07	1,280,928
1,445,000	7.150% 02/15/09	1,518,059
5,000,000	PA Philadelphia Water & Wastewater Revenue, Series 1993, Insured: MBIA 5.500% 06/15/06	5,020,400
4,500,000	TX Austin Texas Water & Wastewater Systems Revenue, Series 2004, Insured: FSA 3.220% 05/15/24	4,500,000
1,000,000	TX Corpus Christi Utilities System Revenue, Series 1999, Insured: FSA 5.000% 07/15/07	1,017,530

Par ($)		Value ($)
	Water & sewer — (continued)
1,000,000	TX Dallas Waterworks & Sewer System Revenue, Series 2001, 5.000% 10/01/06	1,007,320
6,485,000	TX Houston Water & Sewer Systems Revenue, Series 1991 C, Insured: AMBAC (a)12/01/06	6,335,067
2,400,000	TX Houston Water & Sewer System, Series 1991 C, Insured: AMBAC (a)12/01/08	2,171,904
1,000,000	TX San Antonio Water System Revenue, Series 2002 A, Insured: FSA 5.000% 05/15/06	1,001,790
		37,006,358
		134,369,443
	Total municipal bonds (Cost of $623,432,354)	619,743,214
Shares
	Investment company — 3.3%
19,828,610	Columbia Tax-Exempt Reserves, Capital Class(d)	19,828,610
	Total investment company (Cost of $19,828,610)	19,828,610
Total investments (Cost of $643,260,964)(e)	105.6%	639,571,824
Other assets & liabilities, net	(5.6)%	(34,046,511)
Net assets	100.0%	605,525,313

  Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Security, or a portion thereof, purchased on a delayed delivery basis.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(e)  Cost for federal income tax purposes is $643,244,316.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

PSFG	Permanent School Fund Guaranteed

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

62

Columbia Short Term Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

At March 31, 2006, the Fund held investments in the following:

Holdings by Revenue Source	% of Net Assets
Tax-backed	36.3%
Utilities	22.2
Transportation	13.9
Education	9.0
Industrials	6.4
Other	5.4
Health care	4.2
Resource recovery	3.5
Investment company	3.3
Housing	1.4
Other assets and liabilities, net	(5.6)
100.0%

See Accompanying Notes to Financial Statements.

63

Columbia Municipal Income Fund

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal bonds — 95.9%
	Education — 4.8%
	Education — 2.6%
3,985,000	DC Howard University Revenue, Series 1996, Insured: MBIA 5.750% 10/01/17	4,103,354
4,500,000	IL Educational Facilities Authority Student Housing Advancement Funding Revenue, University Center Project, Series 2002, 6.625% 05/01/17	4,991,715
2,000,000	IN Ivy Tech State College Revenue, Series 1997 E, Insured: AMBAC 5.125% 07/01/12	2,062,720
2,500,000	TX University of Texas Permanent University Fund Finance Department Revenue, Series 2004 B, 5.000% 07/01/26	2,597,400
1,500,000	TX University System Financing Revenue, Series 2002, Insured: FSA 5.000% 03/15/17	1,568,235
		15,323,424
	Student loan — 2.2%
2,750,000	IA Student Loan Liquidity Corp. Student Loan Revenue, Series 1998 J, AMT, Insured: AMBAC 4.800% 06/01/09	2,812,123
10,000,000	WY Student Loan Corp. Revenue, Series 1999 A, 6.250% 06/01/29	10,601,700
		13,413,823
		28,737,247
	Health care — 13.5%
	Health services — 0.5%
	MN Minneapolis & St. Paul Housing & Redevelopment Authority Health Care Systems Revenue, Health Partners Obligation Group Project, Series 2003,
1,250,000	5.250% 12/01/16	1,307,013
1,650,000	6.000% 12/01/17	1,802,377
		3,109,390
	Hospitals — 13.0%
5,000,000	AL Huntsville Health Care Authority Revenue, Series 2003 A, 5.750% 06/01/31	5,239,700
1,000,000	AZ University Medical Center Corp. Hospital Revenue, Series 2004, 5.250% 07/01/13	1,049,670
1,350,000	CO Health Facilities Authority Revenue, Catholic Health Initiatives, Series 2002 A, 5.000% 03/01/11	1,409,670

Par ($)		Value ($)
	Hospitals — (continued)
1,740,000	CT Health & Educational Facility Authority, Unrefunded Balance 6.000% 07/01/25	1,879,252
4,200,000	DC Association of American Medical Colleges Revenue, Series 1997 A, Insured: AMBAC 5.375% 02/15/17	4,371,234
5,000,000	FL Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South Florida, Series 2004, Insured: FSA 5.000% 08/15/34	5,292,300
3,450,000	FL Highlands County Health Facilities Authority Revenue, Hospital Adventist Health Systems, Series 2003 D, 5.375% 11/15/35	3,562,056
	GA Chatham County Hospital Authority Revenue:
2,500,000	Hospital Improvement-Memorial Health University Project, Series 2004 A, 5.500% 01/01/34	2,603,725
3,000,000	Memorial Health Medical Center Project, Series 2001 A, 6.125% 01/01/24	3,256,530
	GA Gainesville & Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Health System Income Project, Series 2001
1,610,000	5.000% 05/15/12	1,668,652
1,560,000	5.000% 05/15/13	1,611,308
2,000,000	IN Health Facilities Financing Authority Hospital Revenue, Clarian Health Partners, Inc. Project, Series 1996 A, 5.500% 02/15/16	2,070,840
6,310,000	MI University of Michigan Hospital Revenue, Series 2002, 5.250% 12/01/20	6,635,218
	MO Health & Educational Facilities Authority Revenue, SSM Health Care Corp. Project, Series 2002 A
2,000,000	5.000% 06/01/11	2,087,000
2,500,000	5.250% 06/01/12	2,648,825
	SC Greenville Hospital Facilities Systems Revenue:
2,000,000	Series 1996 B, 5.250% 05/01/17	2,042,720
5,000,000	Series 2001, Insured: AMBAC 5.500% 05/01/26	5,345,550
1,250,000	TN Johnson City Health & Educational Facilities Board Hospital Revenue, First Mortgage MTN States Health, Series 2006 A 5.500% 07/01/36	1,303,113

See Accompanying Notes to Financial Statements.

64

Columbia Municipal Income Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Hospitals — (continued)
	TX Harris County Health Facilities Development Corp. Authority Hospital Revenue:
3,335,000	Memorial Herman Hospital Systems Project, Series 1998, Insured: FSA 5.500% 06/01/11	3,568,650
1,000,000	St. Luke's Episcopal Hospital Project, Series 2001 A, 5.500% 02/15/11	1,057,820
4,000,000	UT Murray City Hospital Revenue, IHC Health Services, Inc. Project, Series 1996, Insured: MBIA 5.000% 05/15/22	4,044,160
1,325,000	VA Augusta County Industrial Development Authority Revenue, Augusta Health Care, Inc. Project, Series 2003, 5.250% 09/01/20	1,412,092
4,000,000	WI Health & Educational Facilities Authority, Aurora Health Care, Inc., Series 1999 A, 5.600% 02/15/29	4,094,320
	WI State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc. Project, Series 1999 B
3,500,000	5.500% 02/15/15	3,609,865
5,500,000	5.625% 02/15/20	5,679,850
		77,544,120
		80,653,510
	Housing — 2.8%
	Multi-family — 1.7%
	CA ABAG Finance Authority for Nonprofit Corps. Multi-Family Revenue:
5,000,000	Northbay Properties II LP, Series 2000 A, AMT, 6.400% 08/15/30	5,208,750
2,000,000	Winterland San Francisco Partners LP, Series 2000 B, 6.250% 08/15/30	2,083,420
3,000,000	MD Economic Development Corp. Student Housing Revenue, Salisbury Collegiate Housing Project, Series 1999 A, 6.000% 06/01/30	3,125,370
		10,417,540
	Single-family — 1.1%
5,000,000	MD Community Development Administration Department Housing & Community Development, Residential, Series 2006 B, 4.900% 09/01/37	5,018,500
450,000	NM Mortgage Finance Authority Single-Family Mortgage Revenue, Series 1997 C, AMT, Insured: GNMA 6.050% 07/01/28	451,836

Par ($)		Value ($)
	Single-family — (continued)
1,040,000	SD Housing Development Authority Revenue, Series 2002 E, AMT, 5.550% 05/01/31	1,063,941
		6,534,277
		16,951,817
	Industrials — 3.1%
	Forest products & paper — 1.4%
2,470,000	MS Lowndes County Solid waste Disposal Pollution Control Revenue, Weyerhaeuser Co. Project, Series 1992 A, 6.800% 04/01/22	2,969,434
4,000,000	SC Georgetown County Environmental Improvement Revenue, Refunding, International Paper Company Project, Series 2000 A, 5.950% 03/15/14	4,332,720
1,000,000	SC Richland County Environmental Improvement Revenue, Refunding, International Paper Co., Project, Series 2003, AMT, 6.100% 04/01/23	1,071,250
		8,373,404
	Manufacturing — 0.6%
1,000,000	AL McIntosh Industrial Development Board Environmental Improvement Revenue, Series 1998 C, 5.375% 06/01/28	1,017,630
1,400,000	MO Saint Louis Industrial Development Authority Pollution Control Revenue, Anheuser Busch Co., Project, Series 1991, 6.650% 05/01/16	1,660,526
1,000,000	TN Maury County Industrial Development Board Multi-Model Pollution Control Revenue, General Motors Corp.-Saturn Corp., Series 1997, 6.500% 09/01/24	835,660
		3,513,816
	Oil & gas — 0.4%
2,000,000	TX City Industrial Development Corp., Arco Pipe Line Co., Project, Series 1990, 7.375% 10/01/20	2,546,920
	Oil, gas & consumable fuels — 0.7%
4,000,000	TN Maury County Industrial Development Board Solid Waste Disposal Revenue, Occidental Petroleum Corporation, Series 2001 A, AMT, 6.250% 08/01/18	4,350,080
		18,784,220

See Accompanying Notes to Financial Statements.

65

Columbia Municipal Income Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Other — 12.5%
	Pool/bond bank — 0.2%
1,000,000	MI Municipal Bond Authority Revenue, Series 2001, 5.250% 10/01/19	1,061,670
	Refunded/escrowed(a) — 10.2%
6,750,000	AL Phoenix County Industrial Development Board Environmental Improvement Revenue, Mead Coated Board Project, Series 1998 B, Pre-refunded 04/01/08, 5.250% 04/01/28	7,061,985
5,000,000	AZ Tucson & Pima County Industrial Development Authority, Single-Family Mortgage Revenue, Series 1983 A, Escrowed to Maturity, (b)12/01/14	3,467,500
2,500,000	CO Douglas County Sales & Use Tax Revenue, Series 1996, Pre-refunded 10/15/06, Insured: MBIA 5.500% 10/15/11(d)	2,526,775
3,260,000	CT Health & Educational Facility Authority, Pre-refunded 6.000% 07/01/25	3,577,361
9,000,000	DC Hospital Revenue, Medlantic Healthcare Group Project, Series 1997 A, Escrowed to Maturity Insured: MBIA 5.375% 08/15/15	9,369,990
1,000,000	GA De Kalb County School District, Series 1993 A, Escrowed to Maturity, 6.250% 07/01/09	1,077,660
3,000,000	IL Chicago Metropolitan Water Reclamation District, Series 1993, Escrowed to Maturity, 5.500% 12/01/12	3,251,580
1,440,000	IL Glendale Heights Hospital Revenue, Glendale Heights Project, Series 1985 B, Escrowed to Maturity, 7.100% 12/01/15	1,670,198
8,750,000	IL Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue, Series 1993, Escrowed to Maturity, Insured: FGIC (b)06/15/13	6,495,475
1,000,000	IN Hamilton/Southeastern Indiana North Delaware School Building Corp. First Mortgage Revenue, Series 1996, Pre-refunded 01/15/07, Insured: AMBAC 5.000% 07/15/07	1,030,800
3,295,000	IN Health Facilities Financing Authority Hospital Revenue, Charity Obligation Group, Series 1997 D, Pre-refunded 11/01/07, 5.000% 11/01/26	3,358,890

Par ($)		Value ($)
	Refunded/escrowed(a) — (continued)
1,000,000	MI Cornell Township Economic Development Corp. Revenue, Meadwestvaco-Escanaba Project, Series 2002, Pre-refunded 05/01/12, 5.875% 05/01/18	1,110,170
1,600,000	NE Omaha Public Power District Electric Revenue, Series 1992 B, Escrowed to Maturity, 6.200% 02/01/17	1,841,152
571,000	NJ Highway Authority, Garden State Parkway General Revenue, Series 1971, Escrowed to Maturity, 6.500% 01/01/11	606,933
1,750,000	TX Dallas County, Series 1996, Pre-refunded 08/15/07, 5.250% 08/15/16	1,789,428
2,000,000	TX North Central Health Facilities Development Corp. Hospital Revenue, Presbyterian Healthcare Project, Series 1991 A, Escrowed to Maturity, 6.625% 06/01/11	2,166,040
2,500,000	UT County Hospital Revenue, Series 1997, Pre-refunded 08/15/07, Insured: MBIA 5.250% 08/15/26	2,577,925
1,580,000	UT Provo Electric Revenue, Series 1980, Escrowed to Maturity, 10.125% 04/01/15	2,009,460
1,795,000	WA Seattle, Series 1997, Pre-refunded 01/15/06, 5.300% 08/01/17	1,835,459
1,115,000	WA Public Power Supply Systems Revenue, Nuclear Project Number 1, Series 1990 B, Escrowed to Maturity, 7.250% 07/01/09	1,180,071
	WV Jefferson County Board of Education, Series 1989, Escrowed to Maturity, Insured: FGIC:
1,450,000	6.850% 07/01/07	1,507,464
1,560,000	6.850% 07/01/08	1,667,328
		61,179,644
	Tobacco — 2.1%
2,000,000	NY TSASC, Inc., Series 2006, 5.000% 06/01/26	1,972,360
4,500,000	SC Tobacco Settlement Financing Corp., Series 2001 B, 6.375% 05/15/28	4,821,705
3,000,000	VA Tobacco Settlement Financing Corp., Series 2005, 5.500% 06/01/26	3,075,720
2,450,000	WI Badger TOB Asset Securitization Corp., Asset-Backed Revenue, Series 2002, 5.750% 06/01/12	2,610,426
		12,480,211
		74,721,525

See Accompanying Notes to Financial Statements.

66

Columbia Municipal Income Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Resource recovery — 0.4%
	Disposal — 0.4%
2,425,000	NC Haywood County Industrial Facilities & Pollution Control Financing Authority Solid Waste Disposal Revenue, Champion International Corp. Project, Series 1999, AMT, 6.400% 11/01/24	2,546,371
	Tax-backed — 35.1%
	Local appropriated — 1.5%
8,885,000	SC Scago Educational Facilities Corporation, School District No. 5, Series 2005, Spartanburg County, Insured: FSA 4.600% 04/01/22	8,935,289
	Local general obligations — 13.5%
15,000,000	AK North Slope Borough Capital Appreciation, Series 2000 B, Insured: MBIA (b)06/30/11	12,215,400
2,130,000	AL Birmingham, Series 2003, Insured: AMBAC 5.250% 06/01/17	2,298,802
2,790,000	AL Jefferson County School Revenue, Series 2004 A, 5.250% 01/01/19	2,947,858
	CA Clovis Unified School District, Capital Appreciation-Election 2004, Series 2004 A, Insured: FGIC
8,350,000	(b)08/01/19	4,523,863
7,000,000	(b)08/01/20	3,601,780
2,000,000	CO Boulder Larimer & Weld Counties State Vrain Valley School District, Series 2006, Insured: FGIC 5.250% 12/15/20(c)	2,214,600
1,180,000	HI Honolulu City & County, Series 1993 B, 8.000% 10/01/10	1,378,181
	IL Cook County:
2,000,000	Forest Preservation District, Series 2004, Insured: AMBAC 5.250% 11/15/21	2,141,320
1,750,000	High School District No. 209, Provisional Township, Series 2004, Insured FSA (b)12/01/15	1,699,810
5,000,000	Series 1997 A, Insured: MBIA 5.625% 11/15/22	5,196,250
	IL Du Page County:
2,565,000	Jail Project, Series 1993, 5.600% 01/01/21	2,841,533
1,750,000	School District No. 41, Glen Ellyn, Series 2004, Insured: FSA 5.000% 02/01/17	1,865,885

Par ($)		Value ($)
	Local general obligations — (continued)
3,165,000	IL Kane & De Kalb Counties, Community Unit School District No. 302, Series 2004, Insured: FGIC (b)02/01/21	1,588,925
1,535,000	IL McHenry County, Community Unit School District Number 200, Series 1996 A, Insured: FSA 5.750% 01/01/13	1,590,122
2,260,000	IN Marion County, Public Library, Series 2002 A, 4.700% 07/01/19	2,303,482
1,950,000	MN Elk River, Independent School District No. 728, Series 2004 A, Insured: FGIC 5.000% 02/01/19	2,057,230
855,000	MO Independence, School District, Series 1991, 6.250% 03/01/11	906,719
1,450,000	MO Jefferson City, School District, Series 1991 A, 6.700% 03/01/11	1,585,285
2,500,000	NC New Hanover County, Series 2001, 5.000% 06/01/20	2,633,425
2,100,000	SC Darlington County, School District, Insured: FSA 5.000% 03/01/24	2,203,089
1,150,000	TX Brazosport, Independent School District, Series 2003 C, Insured: PSFG 5.000% 02/15/16	1,215,194
2,220,000	TX Grande Prairie, Independent School District, Series 2002, Insured: PSFG 5.000% 02/15/22	2,301,363
8,000,000	TX Harris County, Series 2002, Insured: MBIA (b)8/15/19	4,332,160
1,900,000	TX Leander, Independent School District, Series 2002, Insured: PSFG 5.375% 08/15/17	2,041,265
4,155,000	TX McKinney, Independent School District, Series 2001, Insured: PSFG 5.125% 02/15/17	4,376,711
3,490,000	TX Williamson County, Series 2004, Insured: MBIA 5.000% 02/15/16	3,672,457
3,000,000	WA King County, Sewer Revenue, Series 1996 C, 5.250% 01/01/17	3,070,860
2,405,000	WA Port Seattle, Series 2000 B, AMT, 6.000% 12/01/11	2,598,723
		81,402,292

See Accompanying Notes to Financial Statements.

67

Columbia Municipal Income Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Special non-property tax — 7.6%
2,500,000	CA San Francisco Bay Area Rapid Transit District Sales Tax Revenue, Series 1990, Insured: AMBAC 6.750% 07/01/11	2,860,625
	FL Leon County Capital Improvement Revenue, Series 2005, Insured: AMBAC:
4,440,000	5.000% 10/01/14	4,753,997
5,000,000	5.000% 10/01/15	5,359,300
2,000,000	FL Orange County Tourist Development Tax Revenue, Series 1998 A, Insured: AMBAC 4.750% 10/01/24	2,021,840
1,000,000	FL Tallahassee Blue Print 2000 Intern Government Revenue, Series 2003, Insured: FSA 5.000% 10/01/13	1,058,500
3,000,000	IL Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue:
	McCormick Place Expansion Project, Series 2002 B, Insured: MBIA 5.000% 06/15/21	3,130,650
11,640,000	Capital Appreciation, Unrefunded Balance, Series 1993 A, Insured: FGIC (b)06/15/13	8,665,282
1,685,000	MA Bay Transportation Authority, Series 2006 A, 5.250% 07/01/29	1,892,053
3,000,000	MI Comprehensive Transportation Revenue, Series 1996 A, Insured: MBIA 5.250% 08/01/13	3,045,150
5,000,000	NY New York City Transitional Finance Authority, Series 2002 A, 5.500% 11/01/26	5,387,550
3,950,000	NY Sales Tax Asset Receivable Corp., Series 2004 A, Insured: AMBAC 5.000% 10/15/32	4,122,812
3,000,000	Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series 2006, Insured: AMBAC 5.000% 07/01/20	3,190,320
		45,488,079
	Special property tax — 0.1%
410,000	IN City of Portage, Series 2006 5.000% 01/15/27(c)	402,636
	State appropriated — 1.8%
3,000,000	KS Development Finance Authority, Series 2006, Insured: FGIC 5.000% 11/01/20	3,182,190

Par ($)		Value ($)
	State appropriated — (continued)
5,435,000	MI Environmental Protection Program, Series 1992, 6.250% 11/01/12	5,997,631
1,505,000	VA Port Authority Port Facility Revenue, Series 2003, AMT, Insured: MBIA 5.250% 07/01/16	1,603,232
		10,783,053
	State general obligations — 10.6%
1,735,000	FL Board of Education, Capital Outlay Unrefunded Balance, Series 1985, 9.125% 06/01/14	2,167,570
4,425,000	FL Transportation Department, Series 2002, 5.000% 07/01/23	4,610,319
	GA State:
2,000,000	Series 2004 C, 5.500% 07/01/16	2,204,480
3,000,000	Series 1992 B, 6.250% 03/01/11	3,335,220
3,000,000	IL State, Series 2004 A, 5.000% 03/01/34	3,086,790
	MA State:
3,650,000	Series 2004 A, 5.250% 08/01/20	4,026,169
9,675,000	Series 2005, A Insured: AMBAC 5.250% 08/01/21	10,733,155
2,000,000	PR Public Buildings Authority Revenue, Guaranteed, Government Facilities, Series 2002 F, 5.250% 07/01/20	2,130,320
1,000,000	SC School Facilities, Series 2001 A, 3.500% 01/01/16	947,500
1,000,000	TX State, Series 1996, 5.500% 08/01/15	1,005,990
	WA State:
12,700,000	Series 1990 A, 6.750% 02/01/15	14,617,573
10,000,000	Series 2000 A, 5.625% 07/01/21	10,660,900
2,955,000	Unrefunded Balance, Series 1992-93 A, 5.750% 10/01/12	3,182,092
1,000,000	WI State, Series 1993-1, 5.800% 11/01/08	1,051,830
		63,759,908
		210,771,257
	Transportation — 7.9%
	Air transportation — 1.3%
1,250,000	AK State International Airport Revenue, Series 2002 B, Insured: AMBAC 5.500% 10/01/11	1,347,500
1,000,000	IN Indianapolis Airport Authority, FedEx Corp., Series 2004, AMT, 5.100% 01/15/17	1,034,330

See Accompanying Notes to Financial Statements.

68

Columbia Municipal Income Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Air transportation — (continued)
5,250,000	OH Dayton Special Facilities Revenue, Air Freight Corp., Project, Series 1988 D, AMT, 6.200% 10/01/09	5,626,215
		8,008,045
	Airports — 4.3%
2,095,000	FL Miami-Dade County Aviation Revenue, Miami International Airport, Series 2002, AMT, Insured: FGIC 5.750% 10/01/20	2,263,207
	IL Chicago O'Hare International Airport Revenue:
300,000	Senior Lien, Series 1993 A, 5.000% 01/01/16	300,069
7,000,000	Second Lien, Series 1999, AMT Insured: AMBAC 5.500% 01/01/10	7,361,830
1,960,000	NV Clark County Passenger Facility Revenue, Series 2002, AMT, Insured: MBIA 5.250% 07/01/11	2,067,271
1,220,000	OK Tulsa Airport Improvement Trust General Revenue, Tulsa International Airport, Series 2004 A, AMT, Insured: FGIC 5.000% 06/01/10	1,267,043
3,210,000	TX Dallas-Fort Worth International Airport Revenue, Series 2003 A, AMT, Insured: AMBAC 5.500% 11/01/15	3,461,215
5,000,000	TX Houston Airport System Revenue, Series 1998 B, AMT, Insured: FGIC 5.000% 07/01/16	5,079,000
3,885,000	WA Port Seattle Revenue, Series 1999 B, AMT, Insured: FGIC 5.500% 09/01/13	4,148,325
		25,947,960
	Toll facilities — 1.7%
	TX Turnpike Authority Central Texas Turnpike Systems Revenue, Capital Appreciation First Tier, Series 2002 A, Insured: AMBAC:
7,000,000	(b)08/15/16	4,433,590
10,330,000	(b)08/15/19	5,593,902
		10,027,492
	Transportation — 0.6%
2,000,000	GA Metropolitan Atlanta Rapid Transit Authority Revenue, Series 1992 P, Insured: AMBAC 6.250% 07/01/20	2,332,480
1,000,000	SC Transportation Infrastructure Bank Revenue, Series 2004 B, Insured: AMBAC 5.250% 10/01/15	1,089,740
		3,422,220
		47,405,717

Par ($)		Value ($)
	Utilities — 15.8%
	Investor owned — 1.6%
2,000,000	GA Monroe County Development Authority Pollution Control Revenue, Oglethorpe Power Corp. Project, Series 1992 A, 6.800% 01/01/11	2,230,760
3,000,000	MA State Development Finance Agency Solid Waste Disposal Revenue, Dominion Energy Brayton Point Series 2006, LOC: Dominion Res, Inc. 5.000% 02/01/36	3,026,310
1,900,000	TX Brazos River Authority Pollution Control Revenue, Texus Energy Company LLC Project, Series 2003 A, AMT, 6.750% 04/01/38	2,126,822
2,000,000	UT Emery County Pollution Control Revenue, Pacificorp Project, Series 1993 A, Insured: AMBAC 5.650% 11/01/23	2,003,120
		9,387,012
	Joint power authority — 3.3%
3,750,000	GA Municipal Electric Authority Power Revenue, Series 2002 A, Insured: FSA 5.000% 01/01/18	3,928,988
	MO Environmental Improvement & Energy Resource Authority Pollution Control Revenue, Associated Electrical Cooperation Thomas Hill Project, Series 1996:
3,425,000	5.500% 12/01/10	3,499,220
2,000,000	5.500% 12/01/11	2,042,800
5,000,000	SC Piedmont Municipal Power Agency Electric Revenue, Capital Appreciation, Series 2004 A, Insured: FGIC (b)01/01/24	2,161,850
3,095,000	SC Public Service Authority Revenue, Series 2002 D, Insured: FSA 5.000% 01/01/18	3,250,152
5,000,000	WA State Public Power Supply Systems Revenue, Nuclear Project No. 1, Series 1996 A, Insured: MBIA 5.750% 07/01/11	5,124,050
		20,007,060
	Municipal electric — 3.3%
1,000,000	AK Anchorage Electric Utilities Revenue, Senior Lien, Series 1993, Insured: MBIA 8.000% 12/01/09	1,141,420
	CA State Department of Water Resources Power Supply Revenue:
2,500,000	Series 2002 A: 5.125% 05/01/18	2,708,550

See Accompanying Notes to Financial Statements.

69

Columbia Municipal Income Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Municipal electric — (continued)
1,000,000	Insured: AMBAC 5.375% 05/01/18	1,096,920
2,000,000	FL Reedy Creek Improvement District Utilities Revenue, Series 2004, Insured: MBIA 5.250% 10/01/14	2,174,140
1,700,000	PR Electric Power Authority Revenue, Series 2002, Insured: MBIA 5.000% 07/01/20	1,837,020
5,000,000	TX Sam Rayburn Municipal Power Agency Revenue, Series 2002, 6.000% 10/01/16	5,308,750
1,000,000	TX San Marcos Electric Utility Systems Revenue, Series 2002, Insured: FSA 5.250% 11/01/16	1,070,790
2,310,000	WA Chelan County Public Utilities District Division III Revenue, Series 1997 A, AMT, 5.600% 07/01/32	2,371,446
2,000,000	WA Tacoma Electric Systems Revenue, Series 1997, Insured: AMBAC 5.250% 01/01/15	2,060,300
		19,769,336
	Water & sewer — 7.6%
	AL Jefferson County Sewer Revenue, Unrefunded Balance, Series 1997 A, Insured: FGIC:
1,020,000	5.625% 02/01/18	1,045,806
570,000	5.625% 02/01/22	584,466
1,500,000	AZ Water Infrastructure Finance Authority Revenue, Water Quality, Series 2006 A 5.000% 10/01/20	1,597,110
4,800,000	IL Chicago Water Revenue, Senior Lien, Series 2000, Insured: AMBAC 5.750% 11/01/10	5,194,992
	MA Water Resources Authority:
2,170,000	Series 2006 A Insured: AMBAC 5.000% 08/01/24	2,301,285
3,000,000	Series 1993 C, Insured: AMBAC 5.250% 12/01/15	3,238,770
3,520,000	NY New York City Municipal Water Finance Authority Water & Sewer Systems Revenue, Series 2001 D, 5.250% 06/15/25	3,726,941
	SC Western Carolina Regional Sewer Authority Systems Revenue, Series 2005 B, Insured: FSA
7,810,000	5.250% 03/01/18	8,572,412
4,400,000	5.250% 03/01/21	4,856,588
2,500,000	TN Metropolitan Government Nashville & Davidson County Water & Sewer Systems Revenue, Series 1993, Insured: FGIC 5.200% 01/01/13	2,691,100

Par ($)		Value ($)
	Water & sewer — (continued)
2,070,000	TX Bexar Metroplitan Water District Waterworks Revenue, Unrefunded Balance, Series 1995, Insured: MBIA 6.000% 05/01/15	2,115,209
	VA Fairfax County Water & Sewer Authority Revenue:
2,830,000	Unrefunded Balance, Series 1992, 6.000% 04/01/22	2,948,464
6,175,000	Sub Series B 5.250% 04/01/24	6,929,770
		45,802,913
		94,966,321
	Total municipal bonds (Cost of $547,024,543)	575,537,985
Shares
	Investment company — 3.8%
22,530,919	Columbia Tax Exempt Reserves, Capital Class(e)	22,530,919
	Total investment company (Cost of $22,530,919)	22,530,919
Total investments (Cost of $569,555,462)(f)	99.7%	598,068,904
Other assets & liabilities, net	0.3%	2,030,084
Net assets	100.0%	600,098,988

Notes to Investment Portfolio:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Zero coupon bond.

(c) Security purchased on a delayed delivery basis.

(d) The security or a portion of the security is pledged as collateral for open futures contracts. At March 31, 2006, the total market value of securities pledged amounted to $2,526,775.

(e) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(f) Cost for federal income tax purposes is $568,746,924.

At March 31, 2006, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10-Year U.S. Treasury Notes	174	$18,511,969	$18,726,185	Jun-2006	$214,216

See Accompanying Notes to Financial Statements.

70

Columbia Municipal Income Fund

Investment portfolio (continued)  March 31, 2006

Acronym	Name
ABAG	Association of Bay Area Government

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

MTN	Medium-Term Note

PSFG	Permanent School Fund Guaranteed

TOB	Tender Option Bond

At March 31, 2006, the Fund held investments in the following:

Holdings by Revenue Source	% of Net Assets
Tax-backed	35.1%
Utilities	15.8
Health care	13.5
Other	12.5
Transportation	7.9
Education	4.8
Investment company	3.8
Industrials	3.1
Housing	2.8
Resource recovery	0.4
Other assets and liabilities, net	0.3
100.0%

See Accompanying Notes to Financial Statements.

71

Columbia California Intermediate Municipal Bond Fund

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal bonds — 95.1%
	Education — 4.4%
	Education — 4.4%
	CA Education Facilities Authority Revenue:
1,250,000	University of Redlands, Series 2005 A, 5.000% 10/01/25	1,277,512
1,270,000	Pitzer College, Series 2005 A, 5.000% 04/01/25	1,296,759
1,040,000	CA Infrastructure & Economic Development Bank Revenue, American Center For Wine Food Arts Project, Series 1999, Insured: ACA 5.250% 12/01/08	1,074,726
	CA Public Works Board Lease Revenue,
1,000,000	University of California Institute Project: Series 2005 C, 5.000% 04/01/16	1,062,140
1,000,000	Series 2005 D, 5.000% 05/01/15	1,069,760
		5,780,897
	Health care — 9.2%
	Continuing care retirement — 1.1%
	CA ABAG Finance Authority for Non-Profit Corps:
195,000	Certificates of Participation, American Baptist Homes Project, Series 1998 A, 5.500% 10/01/07	196,188
1,250,000	Certificates of Participation, Episconal Homes Foundation Project, Series 1998, 5.000% 07/01/07	1,261,512
		1,457,700
	Hospitals — 8.1%
	CA Loma Linda Hospital Revenue, Loma Linda University Medical Center A, Series 2005,
2,000,000	5.000% 12/01/16	2,069,960
2,000,000	5.000% 12/01/18	2,057,340
	CA Statewide Communities Development Authority Revenue:
1,000,000	Adventist Health Facilities, Series 2005 A, 5.000% 03/01/17	1,039,710
490,000	Certificate of Participation, Catholic Healthcare West Project, Series 1999, 6.000% 07/01/09	503,348
5,000,000	Kaiser Permanente, Series 2004 E, 3.875% 04/01/32	4,947,100
		10,617,458
		12,075,158

Par ($)		Value ($)
	Housing — 3.1%
	Multi-family — 3.1%
2,000,000	CA ABAG Finance Authority for Nonprofit Corps., Winterland San Francisco Partners LP, Series 2000 B, 6.250% 08/15/30	2,083,420
2,000,000	CA Municipal Mortgage and Equity Tax Exempt Bond Subsidiary LLC, Perpetual Preferred, Series 2004 A-2, 4.900% 06/30/49(a)	2,002,080
		4,085,500
	Other — 8.8%
	Refunded/escrowed(b) — 7.4%
20,000	CA Department of Water Resources Revenue, Central Valley Project Series 1998 T, Escrowed to Maturity, 5.500% 12/01/08	21,014
1,750,000	CA Foothill/Eastern Transportation Corridor Agency California Toll Road Revenue, Senior Lien, Series 1995 A, Pre-refunded 01/01/10 7.150% 01/01/13	1,995,928
	CA Health Facilities Finance Authority Revenue:
1,000,000	Cedars-Sinai Medical Center Project, Series 1999 A, Pre-refunded 12/01/09, 6.125% 12/01/19	1,092,020
2,000,000	Kaiser Permanente Project, Series 1998 A, Escrowed to Maturity, Insured: FSA 5.250% 06/01/12	2,105,240
1,105,000	CA Los Gatos Joint Union High School District, Series 2002 C, Pre-refunded 06/01/12, Insured: FSA 5.375% 06/01/13	1,212,859
1,230,000	CA Lucia Mar Unified School District, Election 2004, Series 2004 A, Pre-refunded 08/01/14 Insured: FGIC 5.250% 08/01/20	1,346,825
1,180,000	CA San Mateo County Transit District, Series 1997 A, Escrowed to Maturity, Insured: MBIA 5.000% 06/01/13	1,268,052
715,000	CA Statewide Communities Development Authority, Catholic West, Series 1999, Escrowed to Maturity, 6.000% 07/01/09	739,982
		9,781,920
	Tobacco — 1.4%
1,000,000	CA County Tobacco Securitization Agency Revenue, Series 2006, (c)06/01/21	785,180
1,000,000	CA Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series 2003 A-1, 3.400% 06/01/08	981,330
		1,766,510
		11,548,430

See Accompanying Notes to Financial Statements.

72

Columbia California Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Tax-backed — 49.3%
	Local appropriated — 14.8%
1,000,000	CA Alameda County Revenue, Certificates of Participation, Series 2001 A, Insured: MBIA 4.250% 12/01/11	1,026,910
1,000,000	CA Anaheim Public Financing Authority Lease Revenue, Public Improvements Project, Series 1997 C, Insured: FSA 6.000% 09/01/11	1,109,700
2,030,000	CA County of San Diego Revenue, Certificates of Participation, N&E County Justice Facilities, Series 2005, Insured: AMBAC 5.000% 11/15/19	2,137,651
1,000,000	CA Foothill-De Anza Community College District Revenue, Series 2005, Insured: FGIC 5.250% 08/01/18	1,102,240
1,000,000	CA Foothill-De Anza Community College District, Series 2005 D, Insured: FGIC 5.250% 08/01/21	1,109,370
3,135,000	CA Kings River Conservative District Revenue, Certificates of Participation, Peaking Project, Series 2004, 5.000% 05/01/14	3,301,562
1,095,000	CA Los Angeles Community Redevelopment Agency Lease Revenue, Vermont Manchester Social Services Project, Series 2005, Insured: AMBAC 5.000% 09/01/15	1,175,997
1,000,000	CA Los Angeles County Lease Revenue, Series 2002B, Insured: AMBAC 6.000% 12/01/12	1,127,300
1,500,000	CA Los Angeles Municipal Improvement Corporate Lease Revenue, Special Tax-Police Emergency Projects, Series 2002 G, Insured: FGIC 5.250% 09/01/13	1,631,295
3,000,000	CA Oakland J.T. Powers Financing Authority Lease Revenue, Oakland Convention Centers Series 2001, Insured: AMBAC 5.500% 10/01/11	3,264,180
1,465,000	CA Riverside County Revenue, Certificates of Participation, Series 2005 A, Insured: FGIC 5.000% 11/01/17	1,554,497
1,000,000	CA San Jose Financing Authority Lease Revenue, Convention Center Project, Series 2001 F, Insured: MBIA 5.000% 09/01/15	1,054,060
		19,594,762

Par ($)		Value ($)
	Local general obligations — 20.1%
965,000	CA Center Community College District, Election 2002, Series 2004 A, Insured: MBIA 5.250% 08/01/22	1,035,146
1,330,000	CA Compton Community College District, Series 2004 A, Insured: MBIA 5.250% 07/01/17	1,431,240
1,000,000	CA East Bay Municipal Utilities District Wastewater System Revenue, Series 2003 F, Insured: AMBAC 5.000% 04/01/15	1,062,410
1,290,000	CA Los Altos School District, Series 2001 B, 5.000% 08/01/14	1,359,002
500,000	CA Los Angeles Community College District, Series 2003 B, Insured: FSA 5.000% 08/01/12	535,445
2,000,000	CA Los Gatos Joint Union High School District, Series 2005, Insured: FSA 5.000% 12/01/17	2,116,760
1,535,000	CA Pajaro Valley Unified School District, Series 2005, Insured: FSA 5.250% 08/01/18	1,668,192
1,000,000	CA Rancho Santiago Community College District, Series 2005, Insured: FSA 5.250% 09/01/19	1,103,580
1,100,000	CA Rescue Unified School District, Election 1998, Capital Appreciation, Series 2005, Insured: MBIA (c)09/01/26	417,648
3,000,000	CA San Bernardino Community College District, Series 2005, Insured: PSFG 5.000% 08/01/17	3,201,240
1,000,000	CA San Diego Community College District, Election of 2002, Series 2005, Insured: FSA (c)05/01/15	678,080
2,000,000	CA San Mateo Foster City School Facilities Financing Authority Revenue, Series 2005, Insured: FSA 5.500% 08/15/19	2,261,660
1,800,000	CA San Ramon Valley School District, Election 2002, Series 2004, Insured: FSA 5.250% 08/01/16	1,952,442
1,000,000	CA South San Francisco Unified School District Revenue, Series 2006, Insured: MBIA 5.250% 09/15/20	1,107,160
1,230,000	CA Southwestern Community College District, Series 2005 B, Insured: FGIC 5.250% 08/01/17	1,346,370

See Accompanying Notes to Financial Statements.

73

Columbia California Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Local general obligations — (continued)
1,000,000	CA Ventura County Community College District, Election 2002, Series 2005 B, Insured: MBIA 5.000% 08/01/18	1,062,780
1,000,000	CA West Contra Costa Unified School District, Election 2002, Series 2005 D, Insured: FGIC (c)08/01/17	600,960
2,000,000	CA William S. Hart Union High School District, Series 2005 B, Insured: FSA (c)09/01/22	922,000
2,505,000	CA Yosemite Community College District, Series 2005 A, Insured: FGIC 5.000% 08/01/16	2,687,890
		26,550,005
	Special non-property tax — 2.6%
1,870,000	CA Economic Recovery, Series 2004 A, Insured: FGIC 5.250% 07/01/14	2,042,376
1,325,000	CA University Revenue, Series 2003 A, Insured: FGIC 5.000% 11/01/12	1,421,831
		3,464,207
	Special property tax — 8.8%
2,025,000	CA Culver City Redevelopment Finance Authority Tax Allocation Revenue, Series 1993, Insured: AMBAC 5.500% 11/01/14	2,192,285
1,455,000	CA Indian Wells Redevelopment Agency Tax Allocation Revenue, Consolidated Whitewater Project, Series 2003 A, Insured: AMBAC 5.000% 09/01/14	1,550,710
1,070,000	CA Long Beach Bond Finance Authority Tax Allocation Revenue, Series 2002 B, Insured: AMBAC 5.500% 11/01/19	1,199,845
	CA Oakland Redevelopment Agency Tax Allocation Revenue:
3,700,000	Center District Project Redevelopment, Series 1992, Insured: AMBAC 5.500% 02/01/14	3,972,801
1,500,000	Center District Project, Series 2003, Insured: FGIC 5.500% 09/01/12	1,644,570
1,000,000	CA Redwood City Redevelopment Agency Tax Allocation Revenue, Redevelopment Project Area No.2, Series 2003 A, Insured: AMBAC 5.250% 07/15/13	1,087,390
		11,647,601

Par ($)		Value ($)
	State appropriated — 1.0%
1,200,000	CA Public Works Board Lease Revenue, Department of General Services-Butterfield, Series 2005 A, 5.000% 06/01/15	1,267,020
	State general obligations — 2.0%
1,500,000	CA State, Series 2005, 5.000% 03/01/21	1,563,480
1,000,000	PR Commonwealth of Puerto Rico, Series 2004 A, 5.250% 07/01/19	1,055,370
		2,618,850
		65,142,445
	Transportation — 1.6%
	Airports — 1.6%
2,000,000	CA San Francisco City & County Airport Commission, International Airport Revenue, Second Tier, Series 2003 B, Insured: FGIC 5.250% 05/01/13	2,171,700
	Utilities — 18.7%
	Independent power producers — 3.3%
1,000,000	CA Sacramento Power Authority Revenue, Cogeneration Project: Series 1998, Insured: MBIA 5.250% 07/01/09	1,043,420
3,000,000	Series 2005, Insured: AMBAC 5.250% 07/01/15	3,275,250
		4,318,670
	Municipal electric — 13.7%
2,375,000	CA Department of Water Resources Power Supply Revenue, Series 2002 A, 6.000% 05/01/13	2,652,044
1,300,000	CA Los Angeles Water & Power Revenue, Series 2001 A, Insured: MBIA 5.250% 07/01/15	1,382,823
1,185,000	CA Modesto Irrigation District, Certificates of Participation, Series 2001 A, Insured: FSA 5.250% 07/01/18	1,264,099
1,000,000	CA Sacramento Municipal Utility District Revenue: Series 2006, Insured: MBIA 5.000% 07/01/15	1,078,230
1,615,000	Series 2003 R, Insured: MBIA 5.000% 08/15/12	1,730,117

See Accompanying Notes to Financial Statements.

74

Columbia California Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Municipal electric — (continued)
2,000,000	CA Southern California Public Power Authority Project Revenue, Power Project, Series 2005 A, Insured: FSA 5.000% 01/01/18	2,117,520
3,000,000	CA Southern California Public Power Authority, Series 1989, 6.750% 07/01/13	3,465,510
2,055,000	CA Walnut Energy Center Authority, Series 2004 A, Insured: AMBAC 5.000% 01/01/16	2,176,615
2,000,000	PR Commonwealth of Puerto Rico Electric Power Authority, Series 1997 A, Insured: MBIA 6.250% 07/01/10	2,196,260
		18,063,218
	Water & sewer — 1.7%
1,500,000	CA Metropolitan Water District Waterworks Revenue, Series 2004 B, 5.000% 07/01/14	1,614,255
650,000	CA Orange County Water District Revenue, Certificates of Participation, Series 2003 B, Insured: MBIA 5.375% 08/15/17	698,984
		2,313,239
		24,695,127
	Total municipal bonds (Cost of $125,230,697)	125,499,257
Shares
	Investment company — 3.9%
5,205,330	Columbia Tax-Exempt Reserves, Capital Class(d)	5,205,330
	Total investment company (Cost of $5,205,330)	5,205,330
Total investments (Cost of $130,436,027)(e)	99.0%	130,704,587
Other assets & liabilities, net	1.0%	1,324,527
Net assets	100.0%	132,029,114

Notes to Investment Portfolio:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of this security, which is not illiquid, represents 1.5% of net assets.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c) Zero coupon bond.

(d) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(e) Cost for federal income tax purposes is $130,411,424.

Acronym	Name
ABAG	Association of Bay Area Government

ACA	ACA Financial Guaranty Corp.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

PSFG	Permanent School Fund Guaranteed

At March 31, 2006, the Fund held investments in the following:

Holdings by Revenue Source	% of Net Assets
Tax-backed	49.3%
Utilities	18.7
Health care	9.2
Other	8.8
Education	4.4
Investment company	3.9
Housing	3.1
Transportation	1.6
Other assets and liabilities, net	1.0
100.0%

See Accompanying Notes to Financial Statements.

75

Columbia Florida Intermediate Municipal Bond Fund

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal bonds — 98.0%
	Education — 2.2%
	Education — 2.2%
610,000	FL Broward County Educational Facilities Authority Revenue, Nova Southeastern University Project, Series 2004 B, 5.250% 04/01/17	632,283
	FL Miami-Dade County Educational Facilities Authority Revenue, University of Miami Project, Series 2004 A, Insured: AMBAC:
1,465,000	5.000% 04/01/14	1,565,484
1,000,000	5.000% 04/01/15	1,063,660
2,380,000	FL Volusia County Educational Facilities Authority Revenue, Embry Riddle Aeronautical University Project, Series 1999 A, 5.750% 10/15/29	2,464,324
		5,725,751
	Health care — 13.3%
	Hospitals — 13.3%
	FL Escambia County Health Facilities Authority Revenue, Ascension Health Credit Group Project, Series 2003 A:
2,125,000	5.250% 11/15/11	2,253,605
1,000,000	5.250% 11/15/14	1,070,240
	FL Highlands County Health Facilities Authority Revenue, Adventist Health Systems Project:
1,000,000	Series 2005 A, 5.000% 11/15/20	1,032,340
1,000,000	Series 2005 B, 5.000% 11/15/20	1,032,340
1,000,000	FL Hillsborough County Industrial Development Authority, Tampa General Hospital, Series 2003 A, 5.000% 10/01/18	1,030,570
1,000,000	FL Lee Memorial Health System Hospital Board Revenue, Series 2002 A, Insured: FSA 5.750% 04/01/15	1,095,490
2,025,000	FL Marion County Hospital District Revenue, Series 1999, 5.250% 10/01/11	2,113,735
2,000,000	FL Miami-Dade County Public Facilities Revenue, Jackson Health Systems Project, Series 2005 B, Insured: MBIA 5.000% 06/01/19	2,105,020
1,815,000	FL Orange County Health Facilities Authority, Orlando Regional Healthcare System, Series 1996 A, Insured: MBIA 6.250% 10/01/16	2,097,886

Par ($)		Value ($)
	Hospitals — (continued)
1,750,000	FL Sarasota County Public Hospital Board Revenue, Sarasota Memorial Hospital Project, Series 1998 B, Insured: MBIA 5.250% 07/01/11	1,856,803
	FL South Broward Hospital District Revenue:
1,500,000	Series 2003 A, Insured: MBIA 5.250% 05/01/13	1,611,735
	Series 2002:
1,000,000	5.500% 05/01/22	1,063,580
4,000,000	5.600% 05/01/27	4,268,400
3,955,000	Series 2003 A, Insured: MBIA 5.250% 05/01/12	4,232,681
	FL St. Petersburg Health Facilities Authority Revenue, All Children's Hospital Project, Series 2002, Insured: AMBAC:
1,720,000	5.500% 11/15/14	1,848,518
1,995,000	5.500% 11/15/15	2,135,747
1,980,000	5.500% 11/15/16	2,117,095
2,000,000	FL Tampa Health Systems Revenue, Catholic Health East Project, Series 1998 A-1, Insured: MBIA 4.875% 11/15/15	2,053,140
		35,018,925
	Housing — 5.6%
	Multi-family — 4.3%
2,410,000	FL Capital Trust Agency Housing Revenue, Atlantic Housing Foundation C, Series 2005, 5.250% 07/01/15	2,388,913
4,300,000	FL Capital Trust Agency Multi-Family Housing Revenue, Shadow Run Project, Series 2000 A, Mandatory Put 11/01/10 @ 100, 5.150% 11/01/30	4,453,682
3,250,000	FL Collier County Housing Finance Authority Multi-Family Revenue, Goodlette Arms Project, Series 2002 A-1, 4.900% 02/15/32	3,363,912
1,000,000	FL Housing Finance Agency Revenue, The Vineyards Project, Series 1995 H, 6.400% 11/01/15	1,022,160
		11,228,667
	Single-family — 1.3%
190,000	FL Escambia County Housing Finance Authority Single-Family Mortgage Revenue, Series 2000 A, AMT, Insured: MBIA 6.300% 10/01/20	191,852

See Accompanying Notes to Financial Statements.

76

Columbia Florida Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Single-family — (continued)
	FL Housing Finance Corporation Revenue, Homeowner Mortgage Project:
1,300,000	Series 1997-2, AMT, Insured: MBIA 5.750% 07/01/14	1,325,701
	Series 1998-1, Insured: MBIA:
830,000	4.950% 01/01/11	851,381
1,145,000	4.950% 07/01/11	1,174,289
		3,543,223
		14,771,890
	Industrials — 1.1%
	Forest products & paper — 1.1%
2,375,000	FL Bay County Pollution Control Revenue, International Paper Company, Series 1998 A, 5.100% 09/01/12	2,459,598
500,000	FL Escambia County Pollution Control Revenue, International Paper Company, Series 2003 A, 4.700% 04/01/15	498,330
		2,957,928
	Other — 10.7%
	Pool/bond bank — 1.7%
1,000,000	FL Gulf Breeze Revenue, Local Government Loan Program, Series 1985 C, Insured: FGIC 5.000% 12/01/15	1,039,930
	FL State Municipal Loan Council Revenue:
1,000,000	Series 2002 A, Insured: MBIA 5.500% 05/01/13	1,088,680
1,125,000	Series 2003 B, Insured: MBIA 5.250% 12/01/13	1,215,686
1,015,000	Series 2005 A, Insured: MBIA 5.000% 02/01/19	1,067,466
		4,411,762
	Refunded/escrowed(a) — 9.0%
1,470,000	FL Boca Raton, Series 2000, Pre-refunded 07/01/09 5.000% 07/01/13	1,542,824
1,195,000	FL Brevard County School Board Constitutional Fuel Tax Revenue, Series 2000, Pre-refunded 08/01/10, Insured: FSA 6.000% 08/01/14	1,314,237
1,060,000	FL Hillsborough County School Board District Sales Tax Revenue, Series 2002, Pre-refunded 10/01/11, Insured: AMBAC 5.375% 10/01/13	1,143,804
1,000,000	FL Lakeland Electricity & Water Revenue, Series 1990, Escrowed to Maturity, Insured: AMBAC (b)10/01/09	880,780

Par ($)		Value ($)
	Refunded/escrowed(a) — (continued)
2,000,000	FL Miami-Dade County School Board, Series 2001 A, Certificates of Participation, Escrowed to Maturity Insured: MBIA 5.500% 05/01/10	2,125,080
4,705,000	FL Orange County Health Facilities Authority, Orlando Regional Healthcare System, Series 1996 A, Escrowed to Maturity, Insured: MBIA 6.250% 10/01/16	5,518,165
1,800,000	FL Orlando Utilities Commission Water & Electric Revenue, Series 1989 D, Escrowed to Maturity, 6.750% 10/01/17	2,140,668
510,000	FL Port St. Lucie Utilities Revenue, Series 2003, Pre-refunded 09/01/13, 5.000% 09/01/16	545,812
1,490,000	FL Reedy Creek Improvement District Utilities Revenue, Series 2003 1, Pre-refunded 10/01/13, Insured: MBIA 5.250% 10/01/15	1,619,719
1,295,000	FL Seminole County Sales Tax Revenue, Series 2001, Pre-refunded 10/01/11, Insured: FGIC 5.375% 10/01/13	1,407,924
1,000,000	FL State Board of Education, Public Education Capital Outlay, Series 2000 A, Pre-refunded 06/01/10, 5.750% 06/01/13	1,087,010
4,180,000	VA Arlington County Industrial Development Authority Revenue, Virginia Hospital Arlington Health Systems Project, Pre-refunded 07/01/11, Series 2001, 5.500% 07/01/14	4,545,207
		23,871,230
		28,282,992
	Other revenue — 1.4%
	Recreation — 1.4%
	FL State Board of Education Lottery Revenue:
1,000,000	Series 2000 C, Insured: FGIC 5.250% 07/01/17	1,059,090
	Series 2002 A:
1,450,000	Insured: FGIC 5.375% 07/01/17	1,566,725
1,000,000	Insured: FGIC 5.500% 07/01/12	1,090,820
		3,716,635
	Resource recovery — 2.0%
	Resource recovery — 2.0%
5,000,000	FL Palm Beach County Solid Waste Authority Revenue, Unrefunded Balance, Series 1997 A, Insured: AMBAC 6.000% 10/01/10	5,393,250

See Accompanying Notes to Financial Statements.

77

Columbia Florida Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Tax-backed — 36.5%
	Local appropriated — 7.2%
1,470,000	FL Brevard County School Board, Certificates of Participation, Series 2004 A, Insured: FGIC 5.000% 07/01/17	1,548,116
1,000,000	FL Broward County, Certificates of Participation, Series 2004, Insured: MBIA 5.000% 06/01/13	1,060,760
1,500,000	FL Collier County School Board, Certificates of Participation, Series 2002, Insured: FSA 5.000% 02/15/13	1,581,195
2,320,000	FL Flagler County School Board, Certificates Participation, Series 2005 A, Master Lease Revenue Program Insured: FSA 5.000% 08/01/18	2,439,991
1,500,000	FL Lake County School Board Certificates Participation, Series 2006 C, Insured: AMBAC 5.250% 06/01/18	1,635,300
1,000,000	FL Lee County School Board, Certificates of Participation, Series 2004 A, Insured: FSA 5.000% 08/01/16	1,052,060
1,000,000	FL Miami-Dade County School Board, Series 2006, 4.750% 11/01/23(c)	1,020,830
1,000,000	FL Miami-Dade County Special Obligation Bonds, Series 2002 A-1, Insured: AMBAC 5.000% 04/01/11	1,056,280
1,000,000	FL Orange County School Board, Certificates of Participation, Series 2005 A, Insured: MBIA 5.000% 08/01/18	1,053,290
	FL Osceola County School Board, Certificates of Participation, Series 2004 A, Insured: FGIC:
2,240,000	5.000% 06/01/16	2,367,590
1,000,000	5.000% 06/01/17	1,054,290
3,000,000	FL Palm Beach County School Board, Certificates of Participation, Series 2002 A, Insured: FSA 5.375% 08/01/14	3,239,400
		19,109,102
	Local general obligations — 2.5%
1,025,000	FL Broward County, Series 2001 A, 5.250% 01/01/14	1,094,505
2,000,000	FL Palm Beach County, Series 1998, 5.500% 12/01/11	2,177,400
1,170,000	FL Port St. Lucie, Series 2005, Insured: MBIA 5.000% 07/01/18	1,241,054

Par ($)		Value ($)
	Local general obligations — (continued)
1,000,000	FL Reedy Creek Improvement District, Series 2004 A, Insured: MBIA 5.000% 06/01/17	1,055,000
1,000,000	PR Commonwealth of Puerto Rico Municipal Finance Agency, Series 1999 A, Insured: FSA 5.500% 08/01/09	1,057,740
		6,625,699
	Special non-property tax — 20.4%
3,285,000	FL Collier County Gas Tax Revenue, Series 2003, Insured: AMBAC 5.250% 06/01/15	3,524,312
1,375,000	FL Hialeah Capital Improvement Revenue, Series 1993, 5.500% 10/01/18	1,376,141
1,000,000	FL Hillsborough County Capital Improvement Revenue, Criminal Justice Facilities Project, Series 2003, Insured: FGIC 5.000% 08/01/12	1,060,290
2,335,000	FL Hillsborough County Individual Development Authority, Cigarette Tax Allocation, H. Lee Moffitt Cancer Project, Series 2002 B, Insured: AMBAC 5.500% 09/01/15	2,535,530
1,000,000	FL Jacksonville Excise Tax Revenue, Series 1995 A, Insured: FGIC 5.000% 10/01/09	1,043,980
	FL Jacksonville Guaranteed Entitlement Improvement Revenue, Series 2002, Insured: FGIC:
3,450,000	5.375% 10/01/18	3,714,477
3,720,000	5.375% 10/01/19	4,005,175
	FL Jacksonville Sales Tax Revenue:
2,000,000	Series 2001, Insured FGIC 5.500% 10/01/12	2,186,380
1,000,000	Series 2002, Insured: FGIC 5.375% 10/01/18	1,076,660
1,080,000	Series 2003, Insured: MBIA 5.250% 10/01/19	1,158,775
	FL Jea St. Johns River Power Park Systems Revenue:
1,000,000	Issue 2-Series 21 Insured: MBIA 5.000% 10/01/19	1,054,080
4,500,000	Series 2002, 5.250% 10/01/13	4,764,330
1,000,000	FL Lee County Capital Improvement Revenue, Series 1997 A, Insured: MBIA 5.750% 10/01/11	1,096,490
4,285,000	FL Manatee County School District Sales Tax Revenue, Series 2003, Insured: AMBAC 5.000% 10/01/12	4,557,141

See Accompanying Notes to Financial Statements.

78

Columbia Florida Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Special non-property tax — (continued)
1,530,000	FL Ocala Capital Improvement Revenue, Series 2003, Insured: AMBAC 5.375% 10/01/16	1,654,343
1,555,000	FL Osceola County Tourist Development Tax Revenue, Series 2002 A, Insured: FGIC 5.500% 10/01/14	1,693,566
1,500,000	FL Palm Beach County Criminal Justice Facilities Revenue, Series 1993, Insured: FGIC 5.375% 06/01/09	1,577,235
1,000,000	FL Palm Beach County Public Improvement Revenue, Series 2004, 5.000% 08/01/17	1,056,710
1,240,000	FL Pasco County Sales Tax Revenue, Series 2003, Insured: AMBAC 5.000% 12/01/16	1,309,539
1,000,000	FL Polk County Transit Improvement Revenue, Series 2004, Insured: FSA 5.000% 12/01/25	1,048,340
1,000,000	FL Port St. Lucie Sales Tax Revenue, Series 2003, Insured: MBIA 5.000% 09/01/19	1,051,980
3,775,000	FL Tallahassee Blue Print 2000 Intern Government Revenue, Series 2003, Insured: FSA 5.000% 10/01/13	3,995,838
	FL Tampa Sports Authority Sales Tax Revenue, Tampa Bay Arena Project, Series 1995, Insured: MBIA:
2,500,000	5.750% 10/01/15(e)	2,766,050
1,000,000	5.750% 10/01/20	1,158,770
3,000,000	PR Commonwealth of Puerto Rico Highway & Transportation Authority, Series 2005 BB, Insured: FSA 5.250% 07/01/22	3,323,160
		53,789,292
	Special property tax — 1.2%
980,000	FL West Palm Beach Community Redevelopment Agency, Tax Increment Revenue Northwood/ Pleasant City Series 2005 A, 5.000% 03/01/25	1,001,491
1,910,000	FL Viera East Community Development District Florida, Water Management, Series 2006, Insured: MBIA 5.750% 05/01/19	2,168,423
		3,169,914
	State appropriated — 2.5%
3,000,000	FL State Department Management Services, Division Facilities Management Revenue Florida Facilities Pool, Series A, Insured: AMBAC 5.000% 09/01/21	3,182,490

Par ($)		Value ($)
	State appropriated — (continued)
1,515,000	FL State Department of General Services, Division of Facilities Management Revenue, Series 2003 A, Insured: FSA 5.250% 09/01/15	1,652,759
1,675,000	PR Commonwealth of Puerto Rico Public Finance Corp., Series 2004 A, 5.750% 08/01/27	1,797,510
		6,632,759
	State general obligations — 2.7%
1,000,000	FL State Department of Transportation, Series 2004 A, 5.000% 07/01/30	1,042,810
	PR Commonwealth of Puerto Rico Public Finance Corp.: Commonwealth Appropriation,
1,000,000	Series 2004 A, Insured: AMBAC 5.250% 08/01/30	1,069,400
4,190,000	Series 1997, Insured: MBIA 6.500% 07/01/15	4,960,876
		7,073,086
		96,399,852
	Transportation — 3.8%
	Airports — 1.4%
1,500,000	FL Greater Orlando Aviation Authority, Orlando Airport Facilities Revenue Series 2003 A, Insured: FSA 5.000% 10/01/13	1,591,380
2,000,000	FL Miami-Dade County Aviation Revenue, Series 1998 C, AMT, Insured: MBIA 5.250% 10/01/15	2,075,580
		3,666,960
	Toll facilities — 2.4%
2,000,000	FL Orlando & Orange County Expressway Authority Revenue, Junior Lien, Series 1990, Insured: FGIC 6.500% 07/01/10	2,214,080
1,000,000	FL Osceola County Transportation Revenue, Osceola Parkway Project, Series 2004, Insured: MBIA 5.000% 04/01/18	1,053,880
3,000,000	FL State Turnpike Authority Revenue, Series 2005 A, Insured: AMBAC 5.000% 07/01/21	3,180,060
		6,448,020
		10,114,980
	Utilities — 21.4%
	Joint power authority — 0.7%
1,850,000	FL State Municipal Power Agency Revenue, Stanton II Project, Series 2002, Insured: AMBAC 5.500% 10/01/21	2,000,313

See Accompanying Notes to Financial Statements.

79

Columbia Florida Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Municipal electric — 9.5%
3,000,000	FL Gainesville Utilities Systems Revenue, Series 1992 B, 6.500% 10/01/11	3,390,690
2,235,000	FL Kissimmee Utilities Authority, Electrical System Improvement Revenue, Series 2003, Insured: FSA 5.250% 10/01/15	2,402,491
3,000,000	FL Orlando Utilities Commission Utility Systems Revenue, Series B 5.000% 10/01/24	3,148,050
	FL Orlando Utilities Commission Water & Electric Revenue:
5,865,000	Series 2001, 5.000% 10/01/09	6,119,013
	Series 2002 C:
1,500,000	5.250% 10/01/16	1,605,240
6,425,000	5.250% 10/01/18	6,871,987
920,000	FL Port St. Lucie Utilities Revenue, Series 2003, Insured: MBIA 5.000% 09/01/17	970,057
500,000	PR Commonwealth of Puerto Rico Electric Power Authority, Series 2003 NN, Insured: MBIA 5.250% 07/01/19	550,225
		25,057,753
	Water & sewer — 11.2%
2,000,000	FL Brevard County Utilities Revenue, Series 2002, Insured: FGIC 5.250% 03/01/14	2,138,640
1,000,000	FL Cocoa Water & Sewer Revenue, Series 2003, Insured: AMBAC 5.500% 10/01/19	1,128,240
1,200,000	FL Daytona Beach Utilities Systems Revenue, Series D, Insured: FSA 5.250% 11/15/16	1,285,296
745,000	FL Holly Hill Water & Sewer Revenue, Series 2002, Insured: MBIA 5.000% 10/01/15	786,705
1,070,000	FL Hollywood Water & Sewer Improvement Revenue, Series 2003, Insured: FSA 5.000% 10/01/17	1,128,807
2,000,000	FL Manatee County Public Utilities & Improvement Revenue, Series 2003 A, Insured: MBIA 5.000% 10/01/12	2,129,380
2,445,000	FL Miami-Dade County Stormwater Utilities Revenue, Series 2004, Insured: MBIA 5.000% 04/01/24	2,564,169
1,485,000	FL Municipal Loan Council Revenue, North Miami Beach Water Project, Series 2002 B, Insured: MBIA 5.375% 08/01/16	1,605,835
1,000,000	FL Ocala Utilities System Revenue, Series B, Insured: FGIC 5.250% 10/01/20	1,081,560

Par ($)		Value ($)
	Water & sewer — (continued)
	FL Port St. Lucie Utilities Revenue:
2,115,000	Series 2003, Insured: MBIA 5.000% 09/01/19	2,224,938
490,000	Unrefunded Balance, Series 2003, 5.000% 09/01/16	516,881
1,000,000	FL Sarasota County Utilities Systems Revenue, Series 2002 C, Insured: FGIC 5.250% 10/01/16	1,070,160
1,030,000	FL Sebring Water & Wastewater Revenue, Series 2002, Insured: FGIC 5.250% 01/01/14	1,106,704
1,180,000	FL State Governmental Utility Authority Revenue, Lehigh Utilities Systems, Series 2003, Insured: AMBAC 5.000% 10/01/17	1,244,853
	FL Tallahassee Conservative Utilities System Revenue, Series 2001, Insured: FGIC:
1,330,000	5.500% 10/01/14	1,471,552
1,000,000	5.500% 10/01/18	1,125,430
1,500,000	FL Tampa Bay Water Utility Systems Revenue, Series 2005 Insured: FGIC 5.500% 10/01/19	1,696,065
1,000,000	FL Tampa Water & Sewer Revenue, Series 2002 B, 5.000% 07/01/10	1,051,040
1,110,000	FL Tohopekaliga Water Utilities Authority Revenue, Series 2003 B, Insured: FSA 5.250% 10/01/17	1,192,451
1,390,000	FL Water Pollution Control Financing Corporation Revenue, Series 2001, 5.500% 01/15/13	1,493,082
1,405,000	FL Winter Park Water & Sewer Revenue, Series 2002, Insured: AMBAC 5.250% 12/01/14	1,511,232
		29,553,020
		56,611,086
	Total municipal bonds (Cost of $254,463,618)	258,993,289
Shares
	Investment company — 1.0%
2,554,266	Columbia Tax-Exempt Reserves, Capital Class(d)	2,554,266
	Total investment company (Cost of $2,554,266)	2,554,266
Total investments (Cost of $257,017,884)(f)	99.0%	261,547,555
Other assets & liabilities, net	1.0%	2,646,445
Net assets	100.0%	264,194,000

See Accompanying Notes to Financial Statements.

80

Columbia Florida Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Notes to Investment Portfolio:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Zero coupon bond.

(c) Security purchased on a delayed delivery basis.

(d) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(e) A portion of the security is pledged as collateral for open futures contracts. At March 31, 2006, the total market value of securities pledged amounted to $110,642.

(f) Cost for federal income tax purposes is $256,880,974.

At March 31, 2006, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Notes	81	$8,617,640	$8,721,052	Jun-2006	$(103,412)

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

At March 31, 2006, the Fund held investments in the following:

Holdings by Revenue Source	% of Net Assets
Tax-backed	36.5%
Utilities	21.4
Health care	13.3
Other	10.7
Housing	5.6
Transportation	3.8
Education	2.2
Resource recovery	2.0
Other revenue	1.4
Industrials	1.1
Investment company	1.0
Other assets and liabilities, net	1.0
100.0%

See Accompanying Notes to Financial Statements.

81

Columbia Georgia Intermediate Municipal Bond Fund

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal bonds — 96.5%
	Education — 6.9%
	Education — 6.9%
1,150,000	GA Athens University of Georgia Student Housing Authority Revenue, Series 2002, Insured: AMBAC 5.250% 12/01/19	1,215,400
3,500,000	GA Atlanta Development Authority, Student Housing Revenue, Georgia State University Foundation, Series 2005, Insured: XLCA 5.000% 09/01/35	3,616,690
1,870,000	GA Cobb County Development Authority, University Facilities Lease Revenue, Kennesaw State University Foundation, Inc. Project, Series 2004, Insured: MBIA 5.000% 07/15/19	1,969,671
1,735,000	GA Fulton County Development Authority Revenue, Georgia Tech Foundation Facilities Project, Series 1997 A, 5.000% 09/01/17	1,784,517
		8,586,278
	Health care — 16.1%
	Hospitals — 16.1%
	GA Chatham County Hospital Authority Revenue:
1,000,000	Memorial Health University, Series 2004 A, 5.375% 01/01/26	1,040,380
3,000,000	Memorial Health Medical Center Project, Series 2001 A, 6.125% 01/01/24	3,256,530
3,190,000	GA Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical Center Project, Series 1998 A, Insured: MBIA 5.250% 08/01/09	3,340,504
2,000,000	GA Fulco Hospital Authority Revenue, Anticipation Certificates, Catholic Health East Project, Series 1998 A, Insured: MBIA 4.600% 11/15/09	2,057,680
1,000,000	GA Gainesville & Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Health System, Inc. Project, Series 2001, 5.000% 05/15/15	1,027,150
3,000,000	GA Henry County Hospital Authority Revenue, Henry Medical Center Project, Series 1999, Insured: AMBAC 6.000% 07/01/29	3,287,820

Par ($)		Value ($)
	Hospitals — (continued)
	GA Savannah Hospital Authority Revenue, St. Joseph's Candler Health Systems Project,: Series 1998 A, Insured: FSA:
1,225,000	5.250% 07/01/11	1,279,317
1,310,000	5.250% 07/01/12	1,365,295
1,000,000	Series 1998 B, Insured: FSA 5.250% 07/01/10	1,046,210
2,225,000	GA Tift County Hospital Authority Revenue, Series 2002, Insured: AMBAC 5.250% 12/01/18	2,355,874
		20,056,760
	Housing — 7.0%
	Multi-family — 6.8%
2,000,000	GA Atlanta Urban Residential Finance Authority Multi-Family Revenue, Housing City Plaza Project, Series 1998, AMT, Insured: FNMA 4.550% 12/01/28	2,031,720
3,755,000	GA Clayton County Housing Authority Multi-Family Housing Revenue, Tara Court II Apartments Project, Series 2001, Mandatory Put 12/01/11 @ 100, Insured: FNMA 4.350% 12/01/31	3,817,446
2,000,000	GA Cobb County Development Authority, University Facilities Revenue, Kennesaw State University Housing Project, Series 2004 A, Insured: MBIA 5.250% 07/15/19	2,144,860
500,000	GA Lawrenceville Housing Authority Multi-Family Revenue, Knollwood Park Apartments Project, Series 1997, AMT, Insured: FNMA 6.250% 12/01/29	543,475
		8,537,501
	Single-family — 0.2%
255,000	GA State Housing & Finance Authority Single-Family Mortgage Revenue, Series 1998 B-3, Insured: FHA 4.400% 06/01/17	254,972
		8,792,473
	Industrials — 4.9%
	Food products — 0.8%
1,000,000	GA Cartersville Development Authority Sewer Facilities Revenue, Anheuser Busch Companies, Inc. Project, Series 1997, AMT, 6.125% 05/01/27	1,032,570
	Forest products & paper — 2.5%
3,000,000	GA Richmond County Development Authority Environmental Improvement Revenue, International Paper Company Project, Series 2001 A, 5.150% 03/01/15	3,089,580

See Accompanying Notes to Financial Statements.

82

Columbia Georgia Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Oil, gas & consumable fuels — 1.6%
2,000,000	LA Calcasieu Parish Industrial Development Board, Pollution Control Revenue, Occidental Petroleum Project, Series 2001, 4.800% 12/01/06	2,008,100
		6,130,250
	Other — 18.8%
	Pool/bond bank — 1.1%
1,315,000	AK Municipal Bond Bank Authority Revenue, Series 2003, Insured: MBIA 5.250% 12/01/17	1,400,278
	Refunded/escrowed(a) — 16.4%
5,000,000	GA Atlanta Airport Facilities Revenue, Series 2000 A, Pre-refunded 01/01/10, Insured: FGIC 5.600% 01/01/30	5,373,050
1,060,000	GA Atlanta Water & Wastewater, Series 1999 A, Pre-refunded 05/01/09, Insured: FGIC 5.000% 11/01/38	1,110,287
	GA Clayton County Water & Sewer Authority Revenue,
	Series 2000, Pre-refunded 05/01/10:
1,000,000	5.600% 05/01/18	1,079,970
2,000,000	6.250% 05/01/17	2,207,980
2,000,000	GA Forsyth County School District, Series 1999, Pre-refunded 02/01/10, 6.000% 02/01/15	2,197,640
2,900,000	GA Fulton County Housing Authority, Multi-Family Housing Revenue, Concorde Place Apartments Project, Series 1996 A, AMT, Pre-refunded 07/01/08, 6.375% 01/01/27	3,054,251
1,000,000	GA Macon Bibb County Industrial Authority Revenue, Weyerhaeuser Company Project, Series 1982, Escrowed to Maturity, 9.000% 10/01/07	1,076,800
	GA Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue:
540,000	Series 1983 D, Escrowed to Maturity, 7.000% 07/01/11	622,058
500,000	Series 1998 B, Pre-refunded 07/01/08, Insured: MBIA 5.100% 07/01/13	520,435
3,000,000	GA State, Series 1999 D, Pre-refunded 11/01/09, 5.800% 11/01/13	3,266,370
		20,508,841
	Tobacco — 1.3%
1,500,000	SC Tobacco Settlement Financing Corp., Series 2001 B, 6.375% 05/15/28	1,607,235
		23,516,354

Par ($)		Value ($)
	Tax-backed — 22.1%
	Local appropriated — 5.8%
3,230,000	GA College Park Business & Industrial Development Authority Revenue, Civic Center, Series 2005, Project Insured: AMBAC 5.250% 09/01/19	3,505,131
2,490,000	GA East Point Building Authority Revenue, Series 2000, Insured: FSA (b)02/01/18	1,338,051
1,250,000	GA Municipal Association, Inc., Certificates of Participation, City Court Atlanta Project, Series 2002, Insured: AMBAC 5.250% 12/01/26	1,317,138
1,000,000	GA Smyrna Downtown Development Authority Revenue, Series 2002, Insured: AMBAC 5.250% 02/01/16	1,088,020
		7,248,340
	Local general obligations — 14.2%
2,320,000	AL Birmingham, Series 2003 A, Insured: AMBAC 5.250% 06/01/18	2,499,638
	GA Cherokee County School Systems:
615,000	Series 1993, Insured: AMBAC 5.875% 02/01/09	639,729
	State Aid Withholding:
1,500,000	Series 1999, 5.000% 02/01/13	1,597,605
	Series 2001:
1,000,000	5.250% 08/01/15	1,070,580
1,000,000	5.250% 08/01/17	1,068,040
3,000,000	GA Dekalb County, Special Transportation Parks & Greenspace Series 2006, 5.000% 12/01/18	3,213,540
1,000,000	GA Meriwether County School District, State Aid Withholding, Series 1996, Insured: FSA 5.500% 02/01/16	1,033,900
500,000	GA Peach County School District, State Aid Withholding, Series 1994, Insured: MBIA 6.500% 02/01/08	525,290
2,000,000	GA Rosewell, Series 2000, 5.500% 02/01/12	2,113,360
3,650,000	MI Detroit, Series 2001 B, Insured: MBIA 5.375% 04/01/14	3,898,017
		17,659,699
	Special non-property tax — 2.1%
2,430,000	GA Cobb-Marietta County Coliseum & Exhibit Hall Authority Revenue, Series 2005, Insured: MBIA 5.250% 10/01/19	2,659,344
		27,567,383

See Accompanying Notes to Financial Statements.

83

Columbia Georgia Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Transportation — 1.8%
	Transportation — 1.8%
2,000,000	GA Metropolitan Atlanta Rapid Transit Authority Revenue, Series 1992, Insured: MBIA 6.250% 07/01/18	2,307,380
	Utilities — 18.9%
	Investor owned — 4.9%
	GA Monroe County Development Authority Pollution Control Revenue:
5,000,000	Georgia Power Company Plant Scherer Project, Series 2001, Mandatory Put 12/01/08 @ 100, Insured: AMBAC 4.200% 01/01/12	5,040,200
1,000,000	Oglethorpe Power Corporation Project, Series 1992 A, 6.800% 01/01/12	1,132,600
		6,172,800
	Joint power authority — 0.9%
1,000,000	GA Municipal Electric Authority Revenue, Project One Subordinated, Series 1998 A, Insured: MBIA 5.250% 01/01/13	1,075,690
	Municipal electric — 1.7%
2,000,000	TX Sam Rayburn Municipal Power Agency Revenue, Series 2002, 6.000% 10/01/16	2,123,500
	Water & sewer — 11.4%
350,000	GA Cherokee County Water & Sewer Authority Revenue, Series 1993, Insured: MBIA 5.300% 08/01/09	359,965
5,195,000	GA Cobb & Marietta County Water Authority Revenue, Series 2000, 5.125% 11/01/20	5,550,857
2,220,000	GA Columbus County Water & Sewer Revenue, Series 2003, Insured: FSA 5.250% 05/01/13	2,400,997
2,585,000	GA Griffin Combined Public Utility Improvement Revenue, Series 2002, Insured: AMBAC 5.125% 01/01/19	2,756,463
	GA Upper Oconee Basin Water Authority Revenue,
	Series 2005, Insured: MBIA
1,140,000	5.000% 07/01/17	1,224,736
1,855,000	5.000% 07/01/22	1,951,664
		14,244,682
		23,616,672
	Total municipal bonds (Cost of $117,282,372)	120,573,550

Shares		Value ($)
	Investment company — 2.2%
2,741,249	Columbia Tax-Exempt Reserves, Capital Class(c)	2,741,249
	Total investment company (Cost of $2,741,249)	2,741,249
Total investments (Cost of $120,023,621)(d)	98.7%	123,314,799
Other assets & liabilities, net	1.3%	1,626,481
Net assets	100.0%	124,941,280

Notes to Investment Portfolio:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Zero coupon bond.

(c) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(d) Cost for federal income tax purposes is $119,979,406.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

XLCA	XL Capital Assurance, Inc.

At March 31, 2006, the Fund held investments in the following:

Holdings by Revenue Source	% of Net Assets
Tax-backed	22.1%
Utilities	18.9
Other	18.8
Health care	16.1
Housing	7.0
Education	6.9
Industrials	4.9
Investment company	2.2
Transportation	1.8
Other assets and liabilities, net	1.3
100.0%

See Accompanying Notes to Financial Statements.

84

Columbia Maryland Intermediate Municipal Bond Fund

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal bonds — 99.2%
	Education — 4.7%
	Education — 4.7%
	MD State Health & Higher Education Facilities Authority Revenue:
510,000	College of Notre Dame Project, Series 1998, Insured: MBIA 4.600% 10/01/14	532,613
5,000,000	Loyola College, Series 2006 A, 5.125% 10/01/45	5,121,650
1,000,000	MD State Industrial Development Financing Authority Revenue, American Center for Physics Facilities Project, Series 2001, 5.250% 12/15/15	1,065,350
1,975,000	MD University Systems Auxiliary Facilities & Tuition Revenue, Series 2000 A, 5.000% 10/01/08	2,040,057
		8,759,670
	Health care — 5.6%
	Hospitals — 5.6%
	MD State Health & Higher Educational Facilities Authority Revenue:
1,000,000	Johns Hopkins Medical Project, Series 1998, Insured: MBIA 5.000% 07/01/29	1,023,700
	Peninsula Regional Medical Center, Series 2006:
1,000,000	5.000% 07/01/21	1,047,320
4,000,000	5.000% 07/01/26	4,132,600
	MS State Hospital Facilities & Equipment Authority Revenue, Forrest County General Hospital Project, Series 2000, Insured: FSA:
3,100,000	5.500% 01/01/24	3,268,361
1,000,000	5.625% 01/01/20	1,073,390
		10,545,371
	Housing — 9.6%
	Multi-family — 4.7%
600,000	MD State Economic Development Corp. Student Housing Revenue, University Maryland Baltimore County Project, Series 2006, Insured: XLCA 5.000% 07/01/20	631,938
1,500,000	MD Montgomery County Housing Opportunities Commission Multi-Family Mortgage Revenue, Series 2000 A, 6.100% 07/01/30	1,562,925
1,000,000	MD State Economic Development Corp., Series 2006, 5.000% 06/01/17	1,061,000

Par ($)		Value ($)
	Multi-family — (continued)
	MD State Economic Development Corp. Student Housing Revenue:
	Collegiate Housing Project, Series 1999 A:
495,000	5.300% 06/01/08	511,320
575,000	5.600% 06/01/11	616,803
	Salisbury Collegiate Housing Project, Series 1999 A:
575,000	5.600% 06/01/10	596,275
1,000,000	5.700% 06/01/12	1,041,880
815,000	6.000% 06/01/19	852,229
1,850,000	6.000% 06/01/30	1,927,311
		8,801,681
	Single-family — 4.9%
15,000	MD Prince Georges County Housing Authority Single-Family Mortgage Revenue, Series 2000 A, AMT, Insured: GNMA 6.150% 08/01/19	15,574
	MD State Community Development Administration Department of Housing & Community Development Revenue:
	Residential Project:
500,000	Series 1998 B, AMT, Insured: FHA 4.950% 09/01/11	514,130
2,410,000	Series 1999 D, AMT, 5.375% 09/01/24	2,473,142
915,000	Single-Family Program: Series 1997-1, Insured: FHA 4.950% 04/01/07	924,168
	Series 1998-3, AMT:
3,440,000	4.500% 04/01/08	3,480,523
1,685,000	4.700% 04/01/10	1,724,143
		9,131,680
		17,933,361
	Other — 16.2%
	Other — 1.6%
3,000,000	MD State Transportation Authority, Baltimore/Washington International Airport Project, Series 2002 A, Insured: AMBAC 4.500% 03/01/15	3,080,940
	Pool/bond bank — 1.1%
2,000,000	TX Water Development Board Revenue, Series 1997, 5.000% 07/15/12	2,049,060
	Refunded/escrowed(a) — 13.5%
1,740,000	MD Baltimore Consolidated Public Improvement, Series 1997 A, Pre-refunded 10/15/07, Insured: FGIC, 5.300% 10/15/16	1,818,422

See Accompanying Notes to Financial Statements.

85

Columbia Maryland Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Refunded/escrowed(a) — (continued)
	MD Howard County Consolidated Public Improvement:
	Series 2000 A, Pre-refunded 02/15/08:
1,500,000	5.250% 02/15/16	1,559,505
1,900,000	5.250% 02/15/17	1,975,373
2,000,000	5.250% 02/15/18	2,079,340
1,800,000	Series 2002 A, Pre-refunded 02/15/12 5.250% 08/15/15	1,942,020
1,000,000	MD Montgomery County Consolidated Public Improvement, Series 1997 A, Pre-refunded 05/01/07 5.375% 05/01/13	1,038,810
1,935,000	MD Prince Georges County Consolidated Public Improvement, Series 1999, Pre-refunded 10/01/09, Insured: FSA 5.000% 10/01/12	2,038,464
1,200,000	MD Queen Anne's County School & Public Facilities, Series 2000, Pre-refunded 10/15/10, Insured: FGIC 5.250% 01/15/14	1,277,760
	MD State Health & Higher Educational Facilities Authority Revenue:
2,000,000	Johns Hopkins Hospital Redevelopment Project, Series 1979, Escrowed to Maturity, 5.750% 07/01/09	2,130,020
5,000,000	Johns Hopkins University Project, Series 1999, Pre-refunded 07/01/09 6.000% 07/01/39	5,404,350
680,000	MD State Transportation Authority Revenue, Transportation Facilities Project, Series 1978, Escrowed to Maturity 6.800% 07/01/16	777,689
	MD University Systems Auxiliary Facilities & Tuition Revenue:
1,020,000	Series 1996 A, Pre-refunded 04/01/06 5.600% 04/01/13	1,030,200
1,000,000	Series 1997 A, Pre-refunded 04/01/07 5.125% 04/01/13	1,025,290
1,000,000	MD Washington Suburban Sanitation District Authority, General Construction, Series 2000, Pre-refunded 06/01/10 5.250% 06/01/22	1,062,070
130,000	MO St. Louis County Mortgage Revenue, Series 1989 A, AMT, Escrowed to Maturity Insured: GNMA 7.950% 08/01/09	139,422
		25,298,735
		30,428,735

Par ($)		Value ($)
	Other revenue — 3.2%
	Hotels — 3.2%
	MD Baltimore Convention Center Hotel Revenue, Senior, Series 2006 A, Insured: XLCA:
1,000,000	5.000% 09/01/32	1,032,770
1,835,000	5.250% 09/01/17	1,990,186
1,615,000	5.250% 09/01/20	1,745,492
1,095,000	5.250% 09/01/21	1,181,560
		5,950,008
		5,950,008
	Resource recovery — 3.9%
	Disposal — 1.6%
2,915,000	FL Orange County Solid Waste Facilities Revenue, Series 2003, Insured: MBIA 5.000% 10/01/15	3,048,449
	Resource recovery — 2.3%
2,500,000	MD Northeast Waste Disposal Authority Revenue: Series 2003, AMT, Insured: AMBAC 5.500% 04/01/10	2,643,500
1,500,000	Montgomery County Resources Recreation Project, Series 1993 A, AMT, 6.000% 07/01/07	1,529,670
		4,173,170
		7,221,619
	Tax-backed — 48.8%
	Local appropriated — 3.5%
6,000,000	MD State, Capital Improvement State & Local Facilities-1st A, Series 2003, 5.250% 03/01/16	6,607,260
	Local general obligations — 30.1%
	MD Anne Arundel County: Series 1995:
2,855,000	04/01/08	2,872,758
500,000	5.300% 04/01/10	503,185
4,045,000	Series 2003, 5.000% 03/01/13	4,322,447
	MD Baltimore Consolidated Public Improvement:
1,075,000	Series 1991 C, Insured: FGIC 6.375% 10/15/07	1,120,150
1,000,000	Series 1998 B, Insured: FGIC 6.500% 10/15/08	1,030,350
1,000,000	MD Baltimore, Series 1989 B, Insured: MBIA, 7.050% 10/15/07	1,051,300
4,000,000	MD County of Montgomery, Series 2005, 5.000% 07/01/16	4,329,920

See Accompanying Notes to Financial Statements.

86

Columbia Maryland Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Local general obligations — (continued)
2,500,000	MD Frederick County, Public Facilities Series 2006, 5.250% 11/01/21	2,797,875
1,000,000	MD Harford County, Series 1997, 5.500% 12/01/07	1,031,230
	MD Howard County Consolidated Public Improvement:
3,900,000	Series 2002 A, 5.000% 08/15/09	4,072,419
795,000	Unrefunded Balance, Series 2002 A, 5.250% 08/15/15	851,493
1,530,000	MD Laurel Public Improvement, Series 1996 A, Insured: FGIC 5.000% 10/01/11	1,555,015
	MD Montgomery County Consolidated Public Improvement:
1,000,000	Series 1997 A, 5.375% 05/01/08	1,036,250
5,000,000	Series 2005 A, 5.000% 06/01/24	5,297,550
1,000,000	MD Montgomery County, Series 2001, 5.250% 10/01/14	1,076,030
	MD Prince Georges County Consolidated Public Improvement:
3,300,000	Series 1999, Insured: FSA 5.125% 10/01/16	3,479,850
	Series 2000:
1,000,000	5.125% 10/01/08	1,036,150
1,000,000	5.125% 10/01/10	1,059,640
	Series 2001, Insured: FGIC:
4,825,000	5.250% 12/01/11	5,189,336
4,650,000	5.250% 12/01/12	5,023,720
65,000	Unrefunded Balance, Series 1999, Insured: FSA 5.000% 10/01/12	68,257
3,180,000	MD Washington Suburban Sanitation District, Water Supply, Series 2005, 5.000% 06/01/18	3,401,710
	MD Wicomico County Public Improvement, Series 1997, Insured: MBIA:
1,290,000	4.800% 12/01/10	1,325,294
1,355,000	4.900% 12/01/11	1,392,262
1,425,000	5.000% 12/01/12	1,466,838
		56,391,029
	Special non-property tax — 7.8%
1,725,000	MD Baltimore Exchanged Revenue, Series 1996 A, Insured: FGIC 5.900% 07/01/10	1,867,796
	MD Department of Transportation Revenue, Series 2002:
1,265,000	5.500% 02/01/11	1,364,568
6,115,000	5.500% 02/01/14	6,755,240

Par ($)		Value ($)
	Special non-property tax — (continued)
4,000,000	PR Commonwealth of Puerto Rico Infrastructure Financing Authority, Series 2005 C, Insured: FGIC 5.500% 07/01/22	4,546,760
		14,534,364
	State appropriated — 0.3%
500,000	MD Stadium Authority Lease Revenue, Ocean City Convention Project, Series 1995, 5.375% 12/15/13	505,675
	State general obligations — 7.1%
600,000	GU Government, Series 1993 A, 5.200% 11/15/08	600,060
1,375,000	MD Baltimore Board of School Commissioners School System Revenue, Series 2003 A, 5.000% 05/01/12	1,463,055
	MD State, State & Local Facilities Loan:
2,970,000	Series 2000, 5.750% 08/01/11	3,230,291
2,245,000	Series 2002, 5.500% 03/01/13	2,470,847
5,000,000	PR Public Buildings Authority Revenue, Guaranteed Government Facilities, Series 2003 H, Insured: AMBAC 5.500% 07/01/18	5,586,650
		13,350,903
		91,389,231
	Transportation — 3.1%
	Air transportation — 1.1%
2,000,000	TN Memphis-Shelby County Airport Authority Special Facilities Revenue, Federal Express Corp., Series 2001, 5.000% 09/01/09	2,066,440
	Transportation — 2.0%
350,000	DC Washington Metropolitan Area Transportation Authority Revenue, Series 1993, Insured: FGIC 6.000% 07/01/10	381,654
3,090,000	MD State Transportation Authority Facilities Projects Revenue, Series 2004, Insured: FSA 5.250% 07/01/14	3,370,294
		3,751,948
		5,818,388
	Utilities — 4.1%
	Investor owned — 1.8%
1,000,000	KS Burlington Environmental Improvement Revenue, Kansas City Power & Light Project, Series 1998 K, 4.750% 09/01/15	1,009,020

See Accompanying Notes to Financial Statements.

87

Columbia Maryland Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Investor owned — (continued)
800,000	MD Calvert County Pollution Control Revenue, Baltimore Gas & Electric Company Project, Series 1993, 5.550% 07/15/14	806,632
1,500,000	MD Prince Georges County Pollution Control Revenue, Potomac Electric Project, Series 1995, 5.750% 03/15/10	1,607,940
		3,423,592
	Municipal electric — 2.3%
2,000,000	TX Sam Rayburn Municipal Power Agency Revenue, Series 2002, 6.000% 10/01/16	2,123,500
2,000,000	TX San Antonio Electric & Gas Revenue, Series 1998 A, 5.250% 02/01/16	2,093,580
		4,217,080
		7,640,672
	Total municipal bonds (Cost of $182,544,085)	185,687,055
Shares
	Investment company — 0.5%
1,014,000	Columbia Tax-Exempt Reserves, Capital Class(b)	1,014,000
	Total investment company (Cost of $1,014,000)	1,014,000
Total investments (Cost of $183,558,085)(c)	99.7%	186,701,055
Other assets & liabilities, net	0.3%	531,905
Net assets	100.0%	187,232,960

Notes to Investment Portfolio:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(c) Cost for federal income tax purposes is $183,285,713.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

MBIA	MBIA Insurance Corp.

XLCA	XL Capital Assurance, Inc.

At March 31, 2006, the Fund held investments in the following:

Holdings by Revenue Source	% of Net Assets
Tax-backed	48.8%
Other	16.2
Housing	9.6
Health care	5.6
Education	4.7
Utilities	4.1
Resource recovery	3.9
Other revenue	3.2
Transportation	3.1
Investment company	0.5
Other assets and liabilities, net	0.3
100.0%

See Accompanying Notes to Financial Statements.

88

Columbia North Carolina Intermediate Municipal Bond Fund

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal bonds — 99.2%
	Education — 6.2%
	Education — 6.2%
	NC Appalachian State University Revenue:
1,485,000	Series 2005, Insured: MBIA 5.000% 07/15/21	1,564,982
1,000,000	Series 1998, Insured: MBIA 5.000% 05/15/18	1,038,500
1,000,000	Series 2003 A, Insured: FGIC 5.125% 05/01/18	1,059,900
1,000,000	Utility Systems Project, Series 1998, Insured: MBIA 5.000% 05/15/12	1,061,480
1,000,000	NC Capital Facilities Finance Agency Educational Facilities Revenue, Johnson & Wales University Project, Series 2003 A, Insured: XLCA 5.250% 04/01/21	1,057,520
1,000,000	NC Raleigh, North Carolina State University Revenue, Series 2003 A, 5.000% 10/01/17	1,060,190
	NC University of North Carolina:
1,705,000	Certificates of Participation, Series 2004, Insured: AMBAC 5.000% 06/01/12	1,802,526
1,690,000	Chapel Hill Hospital Revenue, Series 1999, Insured: AMBAC 5.250% 02/15/12	1,771,407
		10,416,505
	Health care — 12.7%
	Hospitals — 12.7%
1,000,000	AZ University Medical Center Corporation Hospital Revenue, Series 2004, 5.250% 07/01/13	1,049,670
	NC Charlotte-Mecklenburg Hospital Authority Revenue, Carolinas Healthcare Systems Project, Series 1997 A:
2,000,000	5.000% 01/15/17	2,046,280
3,000,000	5.125% 01/15/22	3,077,700
	NC Medical Care Commission Health Care Facilities Revenue:
	Carolina Medicorp, Inc. Project, Series 1996:
2,000,000	5.100% 05/01/07	2,030,820
1,715,000	5.125% 05/01/08	1,738,787
	Gaston Memorial Hospital Project: Series 1995,
2,750,000	5.400% 02/15/11	2,807,805
1,130,000	Insured: AMBAC 5.250% 02/15/07	1,144,261
1,000,000	Northeast Medical Center Project, Series 2002 A, Insured: AMBAC 5.000% 11/01/10	1,051,430

Par ($)		Value ($)
	Hospitals — (continued)
3,500,000	Novant Health Obligation Group, Series 2003 A, 5.000% 11/01/17	3,648,260
2,605,000	Novant Health, Inc. Project, Series 1998 A, Insured: MBIA 5.000% 10/01/08	2,691,460
		21,286,473
	Housing — 6.9%
	Multi-family — 2.6%
4,000,000	NC Medical Care Commission, ARC Projects, Series 2004 A, 5.800% 10/01/34	4,236,560
	Single-family — 4.3%
	NC Housing Finance Agency Revenue:
310,000	Series 1994 Y, 6.300% 09/01/15	311,975
1,060,000	Home Ownership Project,: Series 1998 A-2, AMT, 5.200% 01/01/20	1,076,812
1,250,000	Series 1999 A-3, AMT, 5.150% 01/01/19	1,273,687
750,000	Series 1999 A-6, AMT, 6.000% 01/01/16	775,582
	Series 2000 A-8, AMT:
625,000	5.950% 07/01/10	644,719
460,000	6.050% 07/01/12	474,623
2,585,000	Series 1996 A-5, AMT, 5.550% 01/01/19	2,655,312
		7,212,710
		11,449,270
	Industrials — 1.4%
	Manufacturing — 0.6%
1,000,000	NC Robeson County, Industrial Facilities, Pollution Control Revenue, Campbell Soup Company Project, Series 1991, 6.400% 12/01/06	1,018,350
	Other industrial development bonds — 0.8%
1,335,000	NC Mecklenberg County, Industrial Facilities & Pollution Control Financing Authority, Flour Corporation Project, Series 1993, 5.250% 12/01/09	1,336,282
		2,354,632
	Other — 21.1%
	Refunded/escrowed(a) — 21.1%
1,000,000	NC Brunswick County, Certificates of Participation, Series 2000, Pre-refunded 06/01/10, Insured: FSA 5.500% 06/01/20	1,077,560

See Accompanying Notes to Financial Statements.

89

Columbia North Carolina Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Refunded/escrowed(a) — (continued)
	NC Charlotte:
1,000,000	Series 2000, Pre-refunded 06/01/10, 5.500% 06/01/12	1,077,560
2,545,000	Water & Sewer System Revenue, Series 1999, Pre-refunded 06/01/09, 5.375% 06/01/19	2,696,707
1,000,000	NC Durham Water & Sewer Utility System Revenue, Series 2001, Pre-refunded 06/01/11, 5.250% 06/01/16	1,079,380
2,165,000	NC Eastern Municipal Power Agency Power System Revenue, Series 1986 A, Escrowed to Maturity, 5.000% 01/01/17	2,326,704
2,180,000	NC Iredell County, Public Facilities Corporate Installment Payment Revenue, School Projects, Series 2000, Pre-refunded 06/01/10, 5.125% 06/01/18	2,317,798
	NC Johnson County, Series 2000, Pre-refunded 03/01/10, Insured: FGIC:
1,305,000	5.500% 03/01/12	1,401,674
1,925,000	5.500% 03/01/15	2,084,275
2,700,000	5.500% 03/01/16	2,923,398
	NC Medical Care Commission Health Care Facilities Revenue:
1,000,000	Health Care facilities, Pitt County Memorial Hospital, Series 1998 B, Pre-refunded 12/01/08 5.000% 12/01/18	1,041,480
1,000,000	Pitt County Memorial Hospital Project, Series 1998 B, Pre-refunded 12/01/08 4.750% 12/01/28	1,035,190
	NC Orange County Public Improvement, Series 2000, Pre-refunded 04/01/10:
1,000,000	5.300% 04/01/17	1,076,640
4,645,000	5.300% 04/01/18	5,000,993
	NC Randolph County, Certificates of Participation, Series 2000, Pre-refunded 06/01/09: Insured: FSA
1,000,000	5.200% 06/01/12	1,054,420
1,000,000	5.300% 06/01/13	1,057,390
2,115,000	5.500% 06/01/14	2,248,901
1,000,000	5.500% 06/01/15	1,063,310
1,350,000	5.750% 06/01/22	1,445,472
3,065,000	NC Wake County Hospital Revenue, Series 1993, Escrowed to Maturity, Insured: MBIA 5.125% 10/01/26	3,281,542
		35,290,394

Par ($)		Value ($)
	Resource recovery — 2.8%
	Disposal — 2.8%
4,000,000	NC Haywood County Industrial Facilities & Pollution Control Financing Authority Solid Waste Disposal Revenue, Champion International Corporation Project, Series 1999, AMT, 6.400% 11/01/24	4,200,200
500,000	NC Haywood County Industrial Facilities & Pollution Control Financing Authority, Champion International Corp., Series 1993, AMT, 5.500% 10/01/18	505,650
		4,705,850
	Tax-backed — 41.5%
	Local appropriated — 16.2%
2,000,000	NC Cabarrus County, Certificates of Participation, Installment Financing Contract, Series 2001, 5.500% 04/01/13	2,168,020
1,500,000	NC Catawba County, Certificates of Participation, Public School & Community College Project, Series 2004, 5.250% 06/01/14	1,622,175
1,360,000	NC Chapel Hill, Certificates of Participation, Chapel Hill Operations Center, Series 2005, 5.250% 06/01/21	1,453,758
1,490,000	NC Concord, Certificates of Participation, Series 2001, Insured: MBIA 5.000% 06/01/17	1,557,408
3,005,000	NC Dare County Certificates Participation, Series 2005, Insured: FGIC 5.000% 06/01/20	3,146,566
1,350,000	NC Gaston County, Certificates of Participation, Series 2005, Insured: MBIA 5.000% 12/01/15	1,438,655
2,180,000	NC Greenville, Certificates of Participation, Public Facilities & Equipment Project, Series 2004, Insured: AMBAC 5.250% 06/01/22	2,321,220
1,955,000	NC Iredell County Public Facilities Corporate Installment Payment Revenue, School Projects, Series 2000, Insured: AMBAC 5.500% 06/01/09	2,063,502

See Accompanying Notes to Financial Statements.

90

Columbia North Carolina Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Local appropriated — (continued)
1,900,000	NC Nash County Certificates of Participation, Nash County Public Facilities Project, Series 2004, Insured: FSA 5.250% 06/01/17	2,036,059
	NC Pitt County, Certificates of Participation, School Facilities Project, Series 2000 B, Insured: FSA:
1,000,000	5.500% 04/01/25	1,064,810
1,390,000	5.750% 04/01/16	1,498,976
	NC Randolph County, Certificates of Participation:
2,395,000	Series 2003, Insured: FSA 5.000% 06/01/14	2,545,406
	Series 2004, Insured: FSA:
2,000,000	5.000% 06/01/15	2,128,880
1,000,000	5.000% 06/01/18	1,058,790
1,005,000	NC Wilmington Certificates of Participation, Series 2006, 5.000% 06/01/17(b)	1,065,451
		27,169,676
	Local general obligations — 17.4%
	NC Charlotte, Series 2002 C:
1,570,000	5.000% 07/01/20	1,654,639
1,265,000	5.000% 07/01/22	1,323,860
1,000,000	NC Craven County, Series 2002, Insured: AMBAC 5.000% 05/01/19	1,055,440
1,000,000	NC Cumberland County, Series 1998, Insured: FGIC 5.000% 03/01/17	1,041,070
1,945,000	NC Forsyth County, Series 2003 B, 4.750% 03/01/22	1,999,168
1,500,000	NC Gaston County, Series 2002, Insured: AMBAC 5.250% 06/01/20	1,609,950
1,000,000	NC Greensboro Public Improvement, Series 1998, 4.700% 04/01/10	1,029,670
1,275,000	NC High Point Water & Sewer, Series 2002, Insured: MBIA 4.500% 06/01/14	1,319,383
2,420,000	NC Iredell County, Series 2006, 5.000% 02/01/19	2,572,508
	NC Mecklenburg County:
1,000,000	Series 1993, 6.000% 04/01/11	1,105,800
	Series 2001 A:
1,170,000	5.000% 04/01/16	1,244,377
2,000,000	5.000% 04/01/17	2,114,220
	NC New Hanover, Series 2001:
1,750,000	4.600% 06/01/14	1,824,305
2,000,000	5.000% 06/01/17	2,116,340
2,000,000	NC Orange County Public Improvement, Series 2005 A, 5.000% 04/01/22	2,118,880

Par ($)		Value ($)
	Local general obligations — (continued)
	NC Wilmington Public Improvement, Series 1997 A, Insured: FGIC:
1,000,000	5.000% 04/01/11	1,032,530
1,000,000	5.000% 04/01/13	1,032,530
	NC Wilmington, Certificates of Participation:
1,550,000	Series 1999 A, Insured: MBIA 5.350% 06/01/24	1,638,862
1,240,000	Series 2003 A, Insured: AMBAC 5.000% 06/01/14	1,309,651
		29,143,183
	Special non-property tax — 2.2%
1,315,000	NC Charlotte Storm Water Fee Revenue, Series 2002, 5.250% 06/01/15	1,413,848
2,000,000	PR Commonwealth of Puerto Rico Infrastructure Financing Authority, Series 2005 C, Insured: FGIC 5.500% 07/01/22	2,273,380
		3,687,228
	State appropriated — 1.2%
1,800,000	NC Infrastructure Finance Corporation Lease Purchase Revenue, North Carolina Facilities Project, Series 2004, 5.250% 11/01/15	1,943,982
	State general obligations — 4.5%
5,000,000	NC State, Series 2001 A, 4.750% 03/01/14	5,248,750
2,000,000	PR Public Buildings Authority Revenue, Government Facilities, Series 2002, 5.250% 07/01/23	2,203,860
		7,452,610
		69,396,679
	Transportation — 0.7%
	Airports — 0.7%
1,000,000	NC Charlotte, Series 1999 B, AMT, Insured: MBIA 6.000% 07/01/24	1,069,420
	Utilities — 5.9%
	Joint power authority — 1.9%
2,000,000	NC Municipal Power Agency No.1, Series 1992, Insured: MBIA 7.250% 01/01/07	2,052,900
1,150,000	WA State Public Power Supply Systems Revenue, Series 1993 A, Insured: MBIA 5.800% 07/01/07	1,180,521
		3,233,421

See Accompanying Notes to Financial Statements.

91

Columbia North Carolina Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Municipal electric — 1.9%
1,000,000	NC Greenville Utilities Commission Revenue, Series 2000 A, Insured: MBIA 5.500% 09/01/19	1,054,790
1,000,000	PR Electric Power Authority Revenue, Series 1995 Y, Insured: MBIA 7.000% 07/01/07	1,041,120
1,000,000	TX Sam Rayburn Municipal Power Agency Revenue, Series 2002, 5.000% 10/01/07	1,010,720
		3,106,630
	Water & sewer — 2.1%
	NC Greensboro Enterprise System Revenue, Series 1998 A:
1,000,000	5.000% 06/01/18	1,031,620
1,305,000	5.500% 06/01/08	1,355,699
1,045,000	NC Union County, Enterprise System Revenue, Series 2003 A, Insured: FSA 5.000% 06/01/16	1,096,351
		3,483,670
		9,823,721
	Total municipal bonds (Cost of $160,883,772)	165,792,944
Shares
	Investment company — 0.2%
371,000	Columbia Tax-Exempt Reserves, Capital Class(c)	371,000
	Total investment company (Cost of $371,000)	371,000
Total investments (Cost of $161,254,772)(d)	99.4%	166,163,944
Other assets & liabilities, net	0.6%	973,122
Net assets	100.0%	167,137,066

Notes to Investment Portfolio:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Security purchased on a delayed delivery basis.

(c) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(d) Cost for federal income tax purposes is $161,010,275.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

XLCA	XL Capital Assurance, Inc.

At March 31, 2006, the Fund held investments in the following:

Holdings by Revenue Source	% of Net Assets
Tax-backed	41.5%
Other	21.1
Health care	12.7
Housing	6.9
Education	6.2
Utilities	5.9
Resource recovery	2.8
Industrials	1.4
Transportation	0.7
Investment company	0.2
Other assets and liabilities, net	0.6
100.0%

See Accompanying Notes to Financial Statements.

92

Columbia South Carolina Intermediate Municipal Bond Fund

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal bonds — 100.5%
	Education — 6.7%
	Education — 6.7%
8,650,000	IL Educational Facilities Authority, Depaul University, Series 2003 C, Insured: AMBAC 5.000% 09/01/18	8,844,452
	SC Florence Darlington, Communication For Technical Education Special Fee Revenue, Series 2005 A, Insured: MBIA:
1,725,000	5.000% 03/01/18	1,824,067
1,905,000	5.000% 03/01/20	2,005,717
		12,674,236
	Health care — 13.4%
	Hospitals — 13.4%
	SC Charleston County, Hospital Facilities Revenue, Care Alliance Health Services Project Refunding, Series 1999 A, Insured: FSA
1,000,000	5.000% 08/15/12	1,043,340
6,370,000	5.125% 08/15/15	6,794,369
	SC Greenville Hospital Facilities Systems Revenue:
1,000,000	Series 1996 A, 5.400% 05/01/07	1,021,480
2,000,000	Series 1996 B, 5.250% 05/01/17	2,042,720
	SC Horry County Hospital Facilities Revenue, Conway Hospital, Inc., Project, Series 1998, Insured: AMBAC
1,100,000	4.750% 07/01/10	1,132,857
1,200,000	4.875% 07/01/11	1,236,948
	SC Jobs Economic Development Authority, Hospital Facilities Revenue:
1,250,000	Georgetown Memorial Hospital Project, Series 2001, Insured: RAD 5.250% 02/01/21	1,296,338
4,375,000	Oconee Memorial Hospital, Inc. Project, Series 1999, Insured: FSA 5.300% 02/01/14	4,569,950
	SC Lexington County Health Services District Revenue:
3,000,000	Lexemed, Inc., Project, Series 1997, Insured: FSA 5.125% 11/01/21	3,122,760
2,000,000	Lexington Medical Center Project, Series 2003, 5.500% 11/01/23	2,099,700
1,000,000	SC Spartanburg County Health Services District Hospital Revenue, Series 1997 B, Insured: MBIA 5.125% 04/15/17	1,021,630
		25,382,092

Par ($)		Value ($)
	Industrials — 3.0%
	Forest products & paper — 3.0%
	SC Georgetown County Environmental Pollution Control Revenue:
500,000	Series 1997 A, AMT, 5.700% 10/01/21	511,595
5,000,000	International Paper Company Project, Series 1999 A, 5.125% 02/01/12	5,153,300
		5,664,895
	Other — 17.7%
	Other — 0.5%
1,000,000	SC Columbia Parking Facilities Revenue, Series 1994, AMT, Insured: AMBAC 5.750% 12/01/09	1,011,660
	Refunded/escrowed(a) — 15.2%
1,845,000	IL Chicago, Series 2001 A, Pre-refunded 01/01/11, Insured: MBIA 5.500% 01/01/14	2,002,157
	SC Beaufort County:
1,725,000	School District, Series 2000 B, Pre-refunded 03/01/09, 5.500% 03/01/16	1,812,337
1,135,000	Series 2001 A, Pre-refunded 03/01/11, 5.000% 03/01/18	1,199,332
845,000	SC Berkeley County Water And Sewer Revenue, Series 2003, Pre-refunded 01/03/13, Insured: MBIA 5.250% 06/01/19	915,676
2,500,000	SC Berkeley County, School District, Series 2000, Pre-refunded 04/01/08, 5.000% 04/01/21	2,612,525
950,000	SC Camden Public Utility Revenue, Series 1997, Pre-refunded 03/01/07 Insured: MBIA 5.500% 03/01/17	985,074
1,000,000	SC Charleston County, Hospital Facilities, Revenue, Series 1992, Escrowed to Maturity, Insured: MBIA 6.000% 10/01/09	1,001,920
1,000,000	SC Georgetown County, School District, Series 2000, Pre-refunded 03/01/11, 5.250% 03/01/19	1,067,810
1,000,000	SC Hilton Head Island, Series 2001, Pre-refunded 03/01/09, 5.000% 03/01/13	1,036,920
5,500,000	SC Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance Project, Series 2000 A, Pre-refunded 12/12/10, 7.125% 12/15/15	6,378,075
2,000,000	SC Lexington, Water and Sewer Authority Revenue, Series 1997, Pre-refunded 10/01/14, Insured: RAD 5.450% 04/01/19	2,113,040

See Accompanying Notes to Financial Statements.

93

Columbia South Carolina Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Refunded/escrowed(a) — (continued)
1,575,000	SC Medical University, Hospital Facilities Revenue, Series 1999, Escrowed to Maturity, 5.500% 07/01/09	1,659,483
5,000,000	SC Piedmont Municipal Power Agency, Electric Revenue, Series 2001 A, Pre-refunded 01/01/07, Insured: MBIA 5.250% 01/01/09	5,127,600
1,000,000	SC Transportation Infrastructure Bank Revenue, Series 1998 A, Pre-refunded 10/01/08 Insured: MBIA 5.000% 10/01/12	1,041,850
		28,953,799
	Tobacco — 2.0%
3,500,000	SC Tobacco Settlement Financing Corp., Series 2001 B, 6.375% 05/15/28	3,750,215
		33,715,674
	Resource recovery — 2.2%
	Resource recovery — 2.2%
4,000,000	SC Charleston County Resources Recovery Revenue, Foster Wheeler Charleston, Series 1997, AMT, Insured: AMBAC 5.250% 01/01/10	4,189,280
	Tax-backed — 25.2%
	Local appropriated — 8.7%
2,470,000	SC Charleston County Certificates of Participation, Public Facilities Corp., Series 2005, Insured: MBIA 5.125% 06/01/17	2,630,007
3,000,000	SC Charleston Educational Excellence Financing Corp., Series 2005, 5.250% 12/01/26	3,164,970
1,000,000	SC Dorchester County School District Revenue, Series 2006, 5.000% 12/01/30	1,026,570
4,625,000	SC Greenville County School District Installment Purchase Revenue, Building Equity Sooner Tomorrow Project, Series 2003, 5.250% 12/01/16	4,897,042
3,290,000	SC Greenville County School District Revenue, Series 2006, 5.000% 12/01/15(b)	3,484,538
1,265,000	SC Newberry Investing in Children's Education Installment Purchase Revenue, Newberry County School District Project, Series 2005 5.250% 12/01/15	1,331,830
		16,534,957

Par ($)		Value ($)
	Local General Obligations — 11.4%
655,000	IL Chicago, Series 2001 A, Insured: MBIA 5.500% 01/01/14	704,859
1,115,000	SC Anderson County School District Number 004, Series 2005, Insured: FSA 5.250% 03/01/19	1,214,781
1,480,000	SC Georgetown County, School District, Series 2000, 5.500% 03/01/09	1,556,309
	SC Hilton Head Island:
1,825,000	Series 2002 A, Insured: AMBAC 5.000% 12/01/16	1,946,198
1,960,000	Series 2005 A, Insured: AMBAC 5.000% 12/01/17	2,085,185
3,570,000	SC Richland County, School District Number 001, Series 2001 A, 5.250% 03/01/19	3,801,943
	SC Spartanburg County, School District Number 007, Series 2001:
1,275,000	4.000% 03/01/12	1,286,347
3,240,000	4.125% 03/01/13	3,281,764
2,000,000	5.000% 03/01/18	2,142,500
3,410,000	SC York County School District, School District Number 003, Series 2001, 5.000% 03/01/12	3,613,782
		21,633,668
	Special non-property tax — 3.4%
2,000,000	IL Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place Expansion, Series 2002 B, Insured: MBIA 5.750% 06/15/23	2,198,180
2,505,000	PR Commonwealth of Puerto Rico Infrastructure Financing Authority, Series 2005 C, Insured: FGIC 5.500% 07/01/22	2,847,408
1,440,000	SC Hilton Head Island Revenue, Series 2002, Insured: MBIA 5.250% 12/01/16	1,542,773
		6,588,361
	State general obligations — 1.7%
3,000,000	SC Economic Development Highway Revenue, Series 2005 A, 5.000% 08/01/16	3,223,860
		47,980,846
	Transportation — 5.0%
	Transportation — 5.0%
	SC Transportation Infrastructure Revenue:
	Series 2001 B, Insured: AMBAC
3,340,000	5.250% 10/01/13	3,553,292
3,670,000	5.250% 10/01/17	3,896,329

See Accompanying Notes to Financial Statements.

94

Columbia South Carolina Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Transportation — (continued)
1,985,000	Junior Lien, Series 2004 A, Insured: AMBAC 5.000% 10/01/16	2,102,373
		9,551,994
	Utilities — 27.3%
	Investor owned — 1.9%
3,615,000	SC Jobs-Economic Development Authority, Electric & Gas Company Project, Series 2002, AMT, Insured: AMBAC 4.200% 11/01/12	3,637,630
	Joint power authority — 5.7%
	SC Public Service Authority Revenue:
2,000,000	Series 1999 A, Insured: MBIA 5.625% 01/01/13	2,145,140
1,615,000	Series 2001 A, Insured: FSA 5.250% 01/01/18	1,722,462
1,480,000	Series 2002 A, Insured: FSA 5.500% 01/01/17	1,611,616
2,000,000	Series 2002 D, Insured: FSA 5.000% 01/01/18	2,100,260
3,000,000	WA Energy Northwest, Electric Revenue, Columbia Generating Project, Series 2002 A, Insured: MBIA 5.500% 07/01/17	3,243,900
		10,823,378
	Municipal electric — 4.4%
	SC Rock Hill, Water Utility System Revenue, Series 2003 A, Insured: FSA
2,350,000	5.250% 01/01/13	2,532,196
1,500,000	5.375% 01/01/19	1,613,505
1,020,000	SC Winnsboro Utility Revenue, Series 1999, Insured: MBIA 5.250% 08/15/13	1,103,028
3,000,000	TX Sam Rayburn Municipal Power Agency Revenue, Series 2002, Escrowed to Maturity 6.000% 10/01/16	3,185,250
		8,433,979
	Water & sewer — 15.3%
2,790,000	SC Berkeley County Water & Sewer Revenue, Series 2003, Insured: MBIA 5.250% 06/01/17	2,985,551
155,000	SC Berkeley County Water And Sewer Revenue, Series 2003, Insured: MBIA 5.250% 06/01/19	165,864
50,000	SC Camden Public Utility Revenue, Series 1997, Insured: MBIA 5.500% 03/01/17	51,769

Par ($)		Value ($)
	Water & sewer — (continued)
1,000,000	SC Charleston Waterworks & Sewer, Capital Improvement Revenue, Series 1998, 5.250% 01/01/08	1,027,860
7,000,000	SC Columbia Waterworks & Sewer Systems Revenue, Series 1993, 5.500% 02/01/09	7,349,090
2,000,000	SC Grand Strand Water & Sewer Systems Revenue, Series 2002 A, Insured: FSA 5.375% 06/01/14	2,156,560
1,555,000	SC Greenville Water Utility Improvement, Waterworks Revenue, Series 2002, 5.250% 02/01/14	1,661,580
	SC Mount Pleasant Water & Sewer Revenue, Series 2002, Insured: FGIC
1,980,000	5.250% 12/01/16	2,121,312
1,270,000	5.250% 12/01/18	1,359,878
3,040,000	SC North Charleston Water & Sewer District Revenue, Series 2002, Insured: FSA 5.500% 07/01/17	3,310,347
6,250,000	SC Western Carolina Regional Sewer Authority, Series 2005 B, Insured: FSA 5.250% 03/01/16	6,807,750
		28,997,561
		51,892,548
	Total municipal bonds (Cost of $186,485,279)	191,051,565
Shares
	Investment company — 0.5%
973,000	Columbia Tax-Exempt Reserves, Capital Class(c)	973,000
	Total investment company (Cost of $973,000)	973,000
Total investments (Cost of $187,458,279)(d)	101.0%	192,024,565
Other assets & liabilities, net	(1.0)%	(1,953,945)
Net assets	100.0%	190,070,620

Notes to Investment Portfolio:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Security purchased on a delayed delivery basis.

(c) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(d) Cost for federal income tax purposes is $187,137,611.

See Accompanying Notes to Financial Statements.

95

Columbia South Carolina Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance, Inc.

At March 31, 2006, the Fund held investments in the following:

Holdings by Revenue Source	% of Net Assets
Utilities	27.3%
Tax-backed	25.2
Other	17.7
Health care	13.4
Education	6.7
Transportation	5.0
Industrials	3.0
Resource recovery	2.2
Investment company	0.5
Other assets and liabilities, net	(1.0)
100.0%

See Accompanying Notes to Financial Statements.

96

Columbia Texas Intermediate Municipal Bond Fund

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal bonds — 100.5%
	Education — 3.9%
	Education — 3.9%
1,000,000	TX Alamo Community College District, Series 2005, Insured: FSA 5.375% 11/01/16	1,071,670
1,000,000	TX Houston Community College System Revenue, Junior Lien, Student Fee Project, Series 2001 A, Insured: MBIA 5.375% 04/15/15	1,063,390
2,000,000	TX Public Finance Authority Revenue, Stephen F. Austin University, Series 2005, Insured: MBIA 5.000% 10/15/19	2,103,760
2,000,000	TX University of Texas Revenue, Series 2004 A, 5.250% 08/15/17	2,185,960
1,000,000	TX University of Texas, University Financing Systems Revenue, Series 2003 A, 5.375% 08/15/15	1,083,610
		7,508,390
	Health care — 4.7%
	Hospitals — 4.7%
1,135,000	TN Chattanooga-Hamilton County Hospital Authority Revenue, Erlanger Medical Center Project, Series 1993, Insured: FSA 5.500% 10/01/07	1,165,214
3,000,000	TX North Central Health Facilities Development Corp. Revenue, Baylor Health Care Systems Project, Series 1995, 5.500% 05/15/13	3,065,040
3,300,000	TX Tarrant County Health Facilities Development Corp. Revenue, Texas Health Resources Systems Project, Series 1997 A, Insured: MBIA 5.750% 02/15/08	3,418,404
1,355,000	TX Tarrant County Hospital District Revenue, Series 2002, Insured: MBIA 5.500% 08/15/13	1,453,684
		9,102,342
	Industrials — 1.5%
	Forest products & paper — 1.5%
2,600,000	MS Warren County Environmental Improvement Revenue, International Paper Co. Project, Series 2000 A, AMT, 6.700% 08/01/18	2,790,658
	Other — 20.8%
	Pool/bond bank — 2.4%
	TX Water Development Board Revenue:
3,000,000	Series 1997, 5.000% 07/15/12	3,073,590

Par ($)		Value ($)
	Pool/bond bank — (continued)
1,500,000	Series 1999 B, 5.625% 07/15/21	1,589,085
		4,662,675
	Refunded/escrowed(a) — 18.4%
500,000	TX Austin, Series 1999, Pre-refunded 09/01/09, 5.375% 09/01/18	526,630
	TX Cedar Hill Independent School District, Series 2000, Pre-refunded 08/15/09, Insured PSFG
2,655,000	(b)08/15/16	1,493,544
1,835,000	(b)08/15/17	964,090
400,000	TX Fort Worth Higher Education Finance Corp. Revenue, Texas Christian University Project, Series 1997, Pre-refunded 03/15/08, 5.000% 03/15/17	410,264
1,000,000	TX Grapevine, Series 2000, Insured: FGIC Pre-refunded 08/15/10, 5.800% 08/15/19	1,083,170
	TX Harris County Health Facilities Development Corp. Revenue:
2,000,000	Christian Health Project, Series 1999 A, Pre-refunded 08/15/11, Insured: MBIA 5.500% 07/01/10	2,123,760
2,780,000	St. Lukes Episcopal Hospital Project, Series 2001 A, Pre-refunded 08/15/11 5.625% 02/15/16	3,017,273
2,000,000	TX Klein Independent School District, Series 1999 A, Pre-refunded 08/01/09 Insured: PSFG 5.125% 08/01/15	2,088,500
5,000,000	TX North Central, Health Facilities Development Corp. Revenue, Presbyterian Healthcare Residential Project, Series 1996 B, Pre-refunded 06/01/06, Insured: MBIA 5.500% 06/01/16	5,601,650
1,080,000	TX North Harris Montgomery Community College District, Series 2001, Pre-refunded 02/15/10, Insured: MBIA 5.375% 02/15/16	1,145,675
	TX San Antonio:
	Series 2001, Escrowed to Maturity:
120,000	5.000% 08/01/09	124,844
20,000	5.250% 08/01/13	21,680
30,000	Series 2002, Escrowed to Maturity, 5.000% 02/01/11	31,652
1,000,000	TX Tarrant County Health Facilities Development Corp. Revenue, Harris Methodist Health Systems Project, Series 1994, Escrowed to Maturity, Insured: MBIA 6.000% 09/01/10	1,066,660

See Accompanying Notes to Financial Statements.

97

Columbia Texas Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Refunded/escrowed(a) — (continued)
3,500,000	TX Texas A&M University Revenue, Series 1999, Pre-refunded 05/15/09 5.500% 05/15/20	3,685,045
500,000	TX Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit Project, Series 1999 A, Pre-refunded 11/15/09, Insured: AMBAC 5.875% 11/15/24	540,020
3,250,000	TX Turnpike Authority of Dallas North Tollway Revenue, President George Bush Turnpike Project, Series 1996, Escrowed to Maturity, Insured: AMBAC (b)01/01/09	2,939,105
2,500,000	TX University of Texas Financing Systems Revenue, Series 2002 A, Pre-refunded 08/15/11, 5.375% 08/15/15	2,683,325
	TX Waxahachie Independent School District, Capital Appreciation, Series 2000, Pre-refunded 08/15/10, Insured: PSFG
4,545,000	(b)08/15/15	2,806,174
5,365,000	(b)08/15/17	2,887,926
		35,240,987
		39,903,662
	Resource recovery — 1.0%
	Disposal — 1.0%
1,875,000	TX Gulf Coast Waste Disposal Authority Revenue, Bayport Area System Project, Series 2002, Insured: AMBAC 5.000% 10/01/12	1,985,250
	Tax-backed — 50.1%
	Local appropriated — 0.6%
1,000,000	TX Bexar County, Series 2005, Insured: FSA 5.000% 06/15/15	1,061,440
	Local general obligations — 39.4%
2,405,000	TX Dickinson Independent School District, Series 2005, Insured: PSFG 5.000% 02/15/20(c)	2,531,239
1,655,000	TX Aldine Independent School District, Series 2005, Insured: PSFG 5.250% 02/15/15	1,780,135
1,000,000	TX Allen Independent School District, Series 2004, Insured: PSFG 5.000% 02/15/17	1,050,980
2,025,000	TX Arlington Independent School District, Series 2004, Insured: PSFG 5.000% 02/15/16	2,133,641

Par ($)		Value ($)
	Local general obligations — (continued)
1,000,000	TX Austin Independent School District, Series 2004, Insured: PSFG 5.000% 08/01/12	1,060,290
1,030,000	TX Barbers Hill Independent School District, Series 2003, Insured: PSFG 5.000% 02/15/22	1,071,828
1,180,000	TX Bexar County, Series 2005, Insured: FSA 5.000% 06/15/17	1,242,634
1,000,000	TX Brownsville Independent School District, Series 2005, Insured: PSFG 5.000% 08/15/15	1,066,600
1,310,000	TX Brownwood Independent School District, Series 2005, Insured: FGIC 5.250% 02/15/17	1,406,822
1,280,000	TX Carrollton Independent School District, Farmers Branch, Series 2005, Insured: MBIA 5.000% 02/15/14	1,358,106
	TX Cedar Hill Independent School District, Capital Appreciation, Series 2000, Insured PSFG
1,460,000	(b)08/15/16	809,176
1,005,000	(b)08/15/17	517,706
1,650,000	TX Conroe Independent School District, Schoolhouse, Series 2005 C, Insured: PSFG 5.000% 02/15/19	1,734,365
1,655,000	TX Corpus Christi, Series 2002, Insured: FSA 5.500% 09/01/15	1,797,131
2,000,000	TX Duncanville Independent School District, Capital Appreciation, Series 2005, Insured: PSFG (b)02/15/22	946,720
2,000,000	TX Eagle Mountain & Saginaw Independent School District, Series 2005 C, Insured: PSFG 5.000% 08/15/14	2,130,020
2,000,000	TX El Paso, Series 2000, Insured: FGIC 5.250% 08/15/14	2,160,760
1,000,000	TX Fort Bend Independent School District, Series 2000, Insured: PSFG 5.250% 08/15/19	1,052,010
4,870,000	TX Harlandale Independent School District, Series 2004, Insured: PSFG 5.250% 08/15/16	5,230,429
2,000,000	TX Harris County Revenue Tax & Subordinated Lien Revenue, Series 2004 B, Insured: FSA 5.000% 08/15/32	2,104,760
	TX Houston:
1,000,000	Series 2005 D, Insured: AMBAC 5.000% 03/01/17	1,058,040
2,525,000	Series 2005 E, Insured: AMBAC 5.000% 03/01/20	2,650,846

See Accompanying Notes to Financial Statements.

98

Columbia Texas Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Local general obligations — (continued)
2,000,000	TX Irving, Series 2005 A, 5.000% 11/15/18	2,120,600
1,000,000	TX Jefferson County, Series 2002, Insured: FGIC 5.750% 08/01/14	1,099,460
50,000	TX Johnson City Independent School District, Series 2003, Insured: PSFG 3.000% 02/15/09	49,094
1,000,000	TX La Joya Independent School District, Series 2003, Insured: PSFG 5.000% 02/15/20	1,048,120
1,740,000	TX La Marque Independent School District, Series 2003, Insured: PSFG 5.000% 02/15/21	1,804,380
1,065,000	TX Laredo, Series 2005, Insured: AMBAC 5.000% 08/15/20	1,117,760
1,245,000	TX Mission Consolidated Independent School District, Series 1995, Insured: PSFG 5.000% 02/15/17	1,315,143
	TX North Harris Montgomery Community College District:
420,000	Series 2001, Insured: PSFG 5.375% 02/15/16	443,528
1,000,000	Series 2002, Insured: FGIC 5.375% 02/15/16	1,071,600
3,285,000	TX Northside Independent School District, Series 2002 A, Insured: PSFG 5.250% 02/15/20	3,493,630
2,525,000	TX Pearland, Series 2005, Insured: MBIA 5.000% 03/01/24	2,626,202
1,560,000	TX Pflugerville Independent School District, Series 2005, Insured: PSFG 5.000% 08/15/12	1,654,396
1,000,000	TX Richardson, Series 2005, Insured: MBIA 5.250% 02/15/13	1,074,600
1,190,000	TX Rio Grande City Conservative Independent School District, Series 2002, Insured: PSFG 5.000% 08/15/19	1,243,145
	TX San Antonio:
1,480,000	Forward Series 2001, 5.250% 08/01/13	1,594,256
3,000,000	Series 2005, 5.250% 02/01/12	3,208,500
2,260,000	TX San Benito Consolidated Independent School District, Series 2005, Insured: PSFG 5.000% 02/15/16	2,395,758
1,000,000	TX Sherman Independent School District, Series 2005 A, Insured: PSFG 5.000% 02/15/16	1,060,070

Par ($)		Value ($)
	Local general obligations — (continued)
2,500,000	TX Socorro Independent School District, Series 2005, Insured: PSFG 5.250% 08/15/13	2,696,875
	TX Waxahachie Independent School District, Capital Appreciation, Series 2000, Insured: PSFG
210,000	(b)08/15/15	127,016
245,000	(b)08/15/17	128,826
1,600,000	TX Webb County, Series 2005, Insured: AMBAC 5.000% 02/01/17	1,686,192
1,440,000	TX West University Place Permanent Improvement, Series 2002, 5.500% 02/01/15	1,554,955
1,910,000	TX White Settlement Independent School District, Series 2003, Insured: PSFG 5.375% 08/15/19	2,060,967
1,985,000	TX Williamson County, Series 2005, Insured: MBIA 5.000% 02/15/16	2,096,696
		75,666,007
	Special non-property tax — 6.7%
	PR Commonwealth of Puerto Rico Highway & Transportation Authority:
2,000,000	Series 2005 BB, Insured: FSA 5.250% 07/01/22	2,215,440
2,000,000	Series 2005, 5.250% 07/01/18	2,213,520
2,000,000	PR Commonwealth of Puerto Rico Infrastructure Financing Authority Special Tax Revenue, Series 2005 C, Insured: FGIC 5.500% 07/01/21	2,266,260
	TX Corpus Christi Business & Job Development Corp. Sales Tax Revenue, Arena Project, Series 2002, Insured: AMBAC
2,065,000	5.500% 09/01/14	2,247,236
1,250,000	5.500% 09/01/18	1,360,062
	TX Houston, Hotel Occupancy Tax & Special Revenue, Series 2001 B, Insured: AMBAC
1,195,000	5.250% 09/01/19	1,264,669
1,265,000	5.250% 09/01/20	1,338,750
		12,905,937
	State general obligations — 3.4%
1,000,000	TX College Student Loan Authority, Series 1994, AMT, 5.750% 08/01/11	1,001,340
5,000,000	TX Water Development, Series 1997, 5.250% 08/01/28	5,089,850
455,000	TX Water Financial Assistance, Series 1999, 5.250% 08/01/21	473,277
		6,564,467
		96,197,851

See Accompanying Notes to Financial Statements.

99

Columbia Texas Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Transportation — 0.7%
	Airports — 0.3%
500,000	TX Dallas-Fort Worth Regional Airport Revenue, Series 1994 A, Insured: MBIA 6.000% 11/01/09	501,030
	Toll facilities — 0.4%
735,000	TX Harris County, Toll Road Revenue, Senior Lien, Series 2002, Insured: FSA 5.375% 08/15/11	788,714
		1,289,744
	Utilities — 17.8%
	Municipal electric — 9.1%
1,000,000	TN Metropolitan Government Nashville & Davidson County, Series 1998 B, 5.500% 05/15/13	1,095,880
	TX Austin Electric Utility Systems Revenue:
2,500,000	Series 1992, Insured: AMBAC (b)11/15/09	2,180,550
1,100,000	Subordinated Lien Series 1998, Insured: MBIA 5.250% 05/15/18	1,197,867
3,410,000	Series 2002, Insured: FSA 5.500% 11/15/12	3,714,786
2,000,000	Series 2002 A, Insured: AMBAC 5.500% 11/15/13	2,190,520
3,000,000	TX Sam Rayburn Municipal Power Agency Revenue, Series 2002, Escrowed to Maturity 6.000% 10/01/16	3,185,250
	TX San Antonio Electric & Gas Revenue:
1,500,000	Series 1998 A, 5.250% 02/01/16	1,570,185
2,250,000	Series 2005, 5.250% 02/01/12	2,406,375
		17,541,413
	Water & sewer — 8.7%
	TX Corpus Christi Utility System Revenue:
1,000,000	Series 2002, Insured: FSA 5.000% 07/15/14	1,054,720
2,000,000	Series 2005, Insured: AMBAC 5.000% 07/15/19	2,101,460
	TX Dallas Waterworks & Sewer System Revenue:
1,300,000	Series 2001, 5.000% 10/01/12	1,361,685
1,000,000	Series 2002, 5.500% 10/01/12	1,080,930
3,000,000	TX Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project, Series 2002, Insured: FGIC 5.500% 03/01/18	3,234,090

Par ($)		Value ($)
	Water & sewer — (continued)
2,265,000	TX Houston Utility Systems Revenue, Combined First Lien, Series 2004 A, Insured: MBIA 5.250% 05/15/14	2,452,247
1,125,000	TX McKinney Waterworks & Sewer System Revenue, Series 1998, Insured: FGIC 5.250% 08/15/17	1,211,524
1,000,000	TX Nueces River Authority Water Supply Revenue, Facilities Corpus Christi Project Series 2005, Insured: FSA 5.000% 07/15/15	1,063,950
1,000,000	TX San Antonio Water Revenue, Series 2005, Insured: MBIA 5.000% 05/15/14	1,061,950
	TX Trinity River Authority Revenue, Tarrant County Water Project, Series 2005, Insured: MBIA
1,000,000	5.000% 02/01/17	1,056,360
1,000,000	5.000% 02/01/18	1,053,290
		16,732,206
		34,273,619
	Total municipal bonds (Cost of $188,875,430)	193,051,516
Shares
	Investment company — 0.3%
537,113	Columbia Tax-Exempt Reserves, Capital Class(d)	537,113
Total investment company (Cost of $537,113)		537,113
Total investments (Cost of $189,412,543)(e)	100.8%	193,588,629
Other assets & liabilities, net	(0.8)%	(1,563,507)
Net assets	100.0%	192,025,122

Notes to Investment Portfolio:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Zero coupon bond.

(c) Security purchased on a delayed delivery basis.

(d) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(e) Cost for federal income tax purposes is $189,239,592.

See Accompanying Notes to Financial Statements.

100

Columbia Texas Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

PSFG	Permanent School Fund Guaranteed

At March 31, 2006, the Fund held investments in the following:

Holdings by Revenue Source	% of Net Assets
Tax-backed	50.1%
Other	20.8
Utilities	17.8
Health care	4.7
Education	3.9
Industrials	1.5
Resource recovery	1.0
Transportation	0.7
Investment company	0.3
Other assets and liabilities, net	(0.8)
100.0%

See Accompanying Notes to Financial Statements.

101

Columbia Virginia Intermediate Municipal Bond Fund

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal bonds — 98.1%
	Education — 5.0%
	Education — 5.0%
1,000,000	VA Amherst Industrial Development Authority Revenue, Series 2006, 5.000% 09/01/26	1,021,970
5,000,000	VA College Building Authority Educational Facilities Revenue, University Richmond Project, Series 2002 A, 5.000% 03/01/32	5,155,250
8,425,000	VA Public School Financing Authority, Series 2004 C, 5.000% 08/01/16	9,034,549
1,115,000	VA Roanoke County Industrial Development Revenue, Hollins College Project, Series 1998, 5.200% 03/15/17	1,148,673
		16,360,442
	Health care — 3.4%
	Hospitals — 3.4%
1,000,000	AZ University Medical Center Corporation Hospital Revenue, Series 2004, 5.250% 07/01/14	1,052,200
1,195,000	FL Miami-Dade County Health Authority Hospital Revenue, Miami Children's Hospital Project, Series 2001, Insured: AMBAC 4.375% 08/15/10	1,218,769
1,285,000	MS Hospital Facilities & Equipment Authority Revenue, Forrest County General Hospital Project, Series 2000, Insured: FSA 5.625% 01/01/20	1,379,306
1,000,000	VA Fairfax County Industrial Development Authority Health Care Revenue, Inova Health Systems Project, Series 1993, Insured: MBIA 5.250% 08/15/19	1,088,350
1,000,000	VA Medical College of Virginia Hospital Authority General Revenue, Series 1998, Insured: MBIA 4.800% 07/01/11	1,034,480
4,000,000	VA Roanoke Industrial Development Authority Hospital Revenue, Carilion Health System Project, Series 2002 A, Insured: MBIA 5.250% 07/01/12	4,271,560
1,000,000	WI Health & Educational Facilities Revenue, Agnesian Healthcare Project, Series 2001, 6.000% 07/01/21	1,060,250
		11,104,915

Par ($)		Value ($)
	Housing — 3.7%
	Multi-family — 3.4%
2,000,000	VA Alexandria Redevelopment & Housing Authority Multi-Family Housing Mortgage Revenue, Buckingham Village Apartments Project, Series 1996 A, AMT, 6.050% 07/01/16	2,033,820
2,655,000	VA Housing Development Authority Revenue, Rental Housing Project, Series 2000 B, AMT, 5.875% 08/01/15	2,773,386
5,800,000	VA Suffolk Redevelopment & Housing Authority Multi-Family Housing Revenue, Windsor Ltd. Partnership Project, Series 2001, 4.850% 07/01/31	6,040,816
		10,848,022
	Single-family — 0.3%
1,035,000	VA Housing Development Authority Commonwealth Mortgage Revenue, Series 2001 D-D-1, 4.750% 07/01/12	1,035,000
		11,883,022
	Industrials — 1.5%
	Chemicals — 0.2%
550,000	VA Giles County Industrial Development Authority Exempt Facility Revenue, Hoechst Celanese Corporation Project, Series 1995, AMT, 5.950% 12/01/25	553,559
	Forest products & paper — 1.3%
2,250,000	AL Mobile Industrial Development Board Pollution Control Revenue, International Paper Company Project, Series 1998 B, 4.750% 04/01/10	2,279,835
1,450,000	GA Richmond County Development Authority Environmental Improvement Revenue, International Paper Company Project, Series 2001 A, 5.150% 03/01/15	1,493,297
500,000	MS Warren County Environmental Improvement Revenue, International Paper Company Project, Series 2000 A, AMT, 6.700% 08/01/18	536,665
		4,309,797
		4,863,356

See Accompanying Notes to Financial Statements.

102

Columbia Virginia Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Other — 26.8%
	Other — 3.1%
4,465,000	VA Beach Development Authority Public Facility Revenue, Series 2005 A, 5.000% 05/01/21	4,704,681
5,170,000	VA Norfolk Parking Systems Revenue, Series 2005 A, Insured: MBIA 5.000% 02/01/21	5,441,115
		10,145,796
	Pool/bond bank — 8.2%
1,385,000	AK Municipal Bond Bank Authority Revenue, Series 2003, Insured: MBIA 5.250% 12/01/18	1,472,864
1,205,000	VA Resources Authority Airports Revenue, Series 2001 A, 5.250% 08/01/18	1,268,371
	VA Resources Authority Clean Water Revenue, Series 2005:
5,180,000	5.500% 10/01/19	5,903,024
6,475,000	5.500% 10/01/21	7,442,883
	VA Resources Authority Infrastructure Revenue: Pooled Financing Program, Series 2000 A, Insured: MBIA
1,070,000	5.500% 05/01/21	1,150,068
1,120,000	5.500% 05/01/22	1,203,810
	Series 2002 B,
1,000,000	5.000% 11/01/09	1,043,460
1,175,000	5.000% 11/01/13	1,251,727
	Series 2003,
1,075,000	5.000% 11/01/18	1,133,588
1,125,000	5.000% 11/01/19	1,184,006
1,185,000	5.000% 11/01/21	1,240,494
1,100,000	5.000% 11/01/22	1,150,061
	Series 2005 B,
1,030,000	5.000% 11/01/18	1,096,095
		26,540,451
	Refunded/escrowed(a) — 12.9%
2,030,000	AZ School Facilities Board Revenue, State School Improvement, Series 2002, Pre-refunded 07/01/12 5.250% 07/01/14	2,187,589
2,100,000	FL Volusia County Educational Facilities Authority Revenue, Series 1996 A, Pre-refunded 10/15/06 6.125% 10/15/16	2,169,342
2,795,000	TX Trinity River Authority Water Revenue, Tarrant County Water Project, Series 2003, Insured: MBIA Pre-refunded 02/01/13 5.500% 02/01/14	3,058,569

Par ($)		Value ($)
	Refunded/escrowed(a) — (continued)
1,000,000	VA Arlington County Industrial Development Authority Facilities Revenue, The Nature Conservancy Project, Series 1997 A, Pre-refunded 07/01/07, 5.450% 07/01/27	1,042,240
1,000,000	VA Arlington County Industrial Development Authority Hospital Facility Revenue, Virginia Hospital Center, Arlington Health Systems, Series 2001, Pre-refunded 07/01/11 5.500% 07/01/13	1,087,370
1,000,000	VA Arlington County, Series 1999, Pre-refunded 06/01/09, 5.250% 06/01/16	1,048,210
2,300,000	VA College Building Authority Educational Facilities Revenue, Public Higher Educational Financing Program, Series 1999 A, Pre-refunded 09/01/09, 5.375% 09/01/12	2,426,293
500,000	VA Fairfax County Industrial Development Authority Health Care Revenue, Inova Health Systems Project, Series 1996, Pre-refunded 08/15/06 5.500% 08/15/10	513,415
3,000,000	VA Fairfax County Water & Sewer Authority, Water Revenue, Series 2000, Pre-refunded 04/01/10, 5.625% 04/01/25	3,241,140
510,000	VA Loudoun County Public Improvement, Series 2001 C, Pre-refunded 11/01/11, 5.000% 11/01/14	546,429
1,140,000	VA Lynchburg Public Improvement, Series 1997, Pre-refunded 05/01/06, 5.400% 05/01/17	1,164,521
2,000,000	VA Montgomery County Industrial Development Authority Lease Revenue, Series 2000 B, Pre-refunded 01/15/11, Insured: AMBAC 5.500% 01/15/22	2,167,640
1,000,000	VA Newport News, Series 1998, Pre-refunded 03/01/08 5.000% 03/01/18	1,044,600
475,000	VA Norfolk, Series 1998, Pre-refunded 07/01/08, Insured: FGIC 5.000% 07/01/13	493,710
1,020,000	VA Resource Authority Water & Sewer Systems Revenue, Suffolk Project, Series 1996 A, Pre-refunded 04/01/07, 5.500% 04/01/17	1,059,372
2,855,000	VA Richmond Public Improvement Revenue, Series 1999 A, Pre-refunded 01/15/10, Insured: FSA 5.000% 01/15/19	3,011,854

See Accompanying Notes to Financial Statements.

103

Columbia Virginia Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Refunded/escrowed(a) — (continued)
	VA Virginia Beach Public Improvement, Series 2000, Pre-refunded 03/01/10,
3,060,000	5.500% 03/01/17	3,287,848
3,805,000	5.500% 03/01/18	4,088,320
	VA Virginia Beach Water & Sewer Revenue, Series 2000, Pre-refunded 08/01/10,
1,790,000	5.250% 08/01/17	1,902,269
1,935,000	5.250% 08/01/18	2,056,363
2,035,000	5.250% 08/01/19	2,162,635
2,145,000	5.250% 08/01/20	2,279,535
		42,039,264
	Tobacco — 2.6%
	VA Tobacco Settlement Financing Corp., Series 2005,
4,000,000	5.250% 06/01/19	4,081,360
4,250,000	5.500% 06/01/26	4,357,270
		8,438,630
		87,164,141
	Resource recovery — 3.4%
	Disposal — 2.3%
	VA Arlington County Industrial Development Authority Revenue, Ogden Martin Systems of Union-Alexandria Arlington Project, Series 1998 B, AMT, Insured: FSA
3,280,000	5.250% 01/01/09	3,399,392
1,855,000	5.250% 01/01/10	1,925,341
2,000,000	VA Southeastern Public Service Authority Revenue, Series 1993 A, Insured: MBIA 5.100% 07/01/08	2,064,180
		7,388,913
	Resource recovery — 1.1%
3,385,000	VA Fairfax County Economic Development Authority Resources Recovery Revenue, Series 1998 A, AMT, Insured: AMBAC 6.050% 02/01/09	3,576,625
		3,576,625
		10,965,538
	Tax-backed — 45.8%
	Local appropriated — 4.4%
	VA Arlington County Industrial Development Authority Lease Revenue, Virginia Capital Project, Series 2004,
1,205,000	5.000% 08/01/17	1,273,336
1,205,000	5.000% 08/01/18	1,270,395
2,060,000	VA Culpepper Industrial Development Authority Public Facilities Lease Revenue, School Facilities Project, Series 2005, Insured: MBIA 5.000% 01/01/21	2,159,498

Par ($)		Value ($)
	Local appropriated — (continued)
	VA Fairfax County Economic Development Authority Facilities Revenue:
2,315,000	Public Improvement Project, Series 2005, 5.000% 01/15/24	2,420,332
1,380,000	School Board Administration Building Project, Series 2005 I-A, 5.000% 04/01/19	1,459,916
	VA Hampton Roads Regional Jail Authority Facility Revenue, Series 2004, Insured: MBIA
1,750,000	5.000% 07/01/14	1,865,500
1,685,000	5.000% 07/01/15	1,788,931
1,930,000	5.000% 07/01/16	2,040,724
100,000	VA Prince William County Industrial Development Authority Lease Revenue, ATCC Project, Series 1996, 6.000% 02/01/14	102,113
		14,380,745
	Local general obligations — 19.8%
4,000,000	VA Arlington County Public Improvement, Series 2006, 5.000% 08/01/17	4,312,440
3,285,000	VA Arlington County, Series 1993, 6.000% 06/01/12	3,679,726
1,000,000	VA Chesapeake, Series 1998, 4.650% 08/01/11	1,034,710
3,995,000	VA Chesterfield County Public Improvement, Series 2005, 5.000% 01/01/17	4,269,017
	VA Hampton Public Improvement:
1,275,000	Series 2004, 5.000% 02/01/15	1,357,034
1,500,000	Series 2005 A, Insured: FGIC 5.000% 04/01/18	1,594,950
1,300,000	VA Henrico County, Series 2002, 5.000% 04/01/15	1,381,848
	VA James City County Public Improvement, Series 2003,
2,335,000	5.000% 12/15/12	2,486,985
2,175,000	5.000% 12/15/13	2,324,140
1,000,000	VA Loudoun County, Series 1998 B, 5.250% 12/01/15	1,099,600
	VA Newport News, Series 2006 B,
3,030,000	5.250% 02/01/18	3,327,091
2,365,000	5.250% 02/01/19	2,606,798
	VA Norfolk:
2,450,000	Capital Improvement, Series 1998, Insured: FGIC 5.000% 07/01/11	2,538,959
5,070,000	Series 2005, Insured: MBIA 5.000% 03/01/15	5,440,262

See Accompanying Notes to Financial Statements.

104

Columbia Virginia Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Local general obligations — (continued)
525,000	Series 1998, Insured: FGIC 5.000% 07/01/13	544,063
4,960,000	Series 2002 B, Insured: FSA 5.250% 07/01/11	5,311,267
	VA Portsmouth:
1,030,000	Series 2001 A, Insured: FGIC 5.500% 06/01/17	1,066,946
	Series 2003, Insured: FSA
4,385,000	5.000% 07/01/17	4,653,888
2,060,000	5.000% 07/01/19	2,175,236
	VA Richmond Public Improvement:
2,150,000	Series 2002 A, Insured: FSA 5.250% 07/15/11	2,303,080
8,840,000	Series 2005 A, Insured: FSA 5.000% 07/15/15	9,482,845
1,305,000	VA Virginia Beach, Series 2004 B, 5.000% 05/01/13	1,390,569
		64,381,454
	Special non-property tax — 6.2%
4,500,000	IL Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue, McCormick Plant Expansion, Series 2002 B, Insured: MBIA 5.250% 06/15/11	4,799,385
	PR Commonwealth of Puerto Rico Infrastructure Financing Authority, Series 2005 C, Insured: FGIC
5,000,000	5.500% 07/01/19	5,627,900
5,000,000	5.500% 07/01/22	5,683,450
3,800,000	VA Greater Richmond Convention Center Authority Hotel Tax Revenue, Series 2005, Insured: MBIA 5.000% 06/15/18	4,009,076
		20,119,811
	Special property tax — 0.9%
2,865,000	VA Fairfax County Economic Development Authority Transportation Revenue, Series 2004, Insured: MBIA 5.000% 04/01/24	2,993,638
	State appropriated — 7.3%
1,100,000	VA Biotechnology Research Park Authority Lease Revenue, Consolidated Laboratories Project, Series 2001, 5.125% 09/01/16	1,158,982
	VA College Building Authority Educational Facilities Revenue:
1,270,000	21st Century Catalogue & Equipment Program Project, Series 2002 A, 5.000% 02/01/15	1,336,574
1,800,000	Public Higher Education Financing Program, Series 2003 A, 5.000% 09/01/11	1,906,866

Par ($)		Value ($)
	State appropriated — (continued)
	VA Commonwealth Transportation Board Authority Revenue:
1,000,000	Oak Grove Connector Project, Series 1997 A, 5.250% 05/15/22	1,025,440
	U.S. Route 58 Corridor Development Project, Series 1997 C, Insured: MBIA
3,375,000	5.000% 05/15/13	3,453,536
1,245,000	5.125% 05/15/19	1,274,830
	VA Port Authority Commonwealth Port Fund Revenue:
2,465,000	Series 1996, AMT, 5.550% 07/01/12	2,496,897
1,000,000	Series 1997, AMT, Insured: MBIA 5.650% 07/01/17	1,030,050
	VA Port Authority Port Facilities Revenue, Series 2003, AMT, Insured: MBIA
1,360,000	5.125% 07/01/14	1,443,939
1,430,000	5.125% 07/01/15	1,514,141
1,585,000	5.250% 07/01/17	1,684,380
	VA Public Building Authority Public Facilities Revenue:
2,790,000	Series 2002 A, 5.000% 08/01/14	2,951,318
1,000,000	Series 2005 C, 5.000% 08/01/18	1,061,190
1,445,000	VA Public School Financing Authority Revenue, Series 1998 A, 4.875% 08/01/14	1,490,893
		23,829,036
	State general obligations — 7.2%
	VA State, Series 2004 B,
7,725,000	5.000% 06/01/15	8,271,080
9,205,000	5.000% 06/01/16	9,822,564
5,035,000	WA Motor Vehicle Fuel Tax, Series 1997 F, 5.375% 07/01/22	5,131,823
		23,225,467
		148,930,151
	Transportation — 2.0%
	Air transportation — 0.6%
2,000,000	TN Memphis-Shelby County Airport Authority Special Facilities Revenue, Federal Express Corp., Series 2001, 5.000% 09/01/09	2,066,440
	Airports — 1.1%
1,000,000	DC District of Columbia Metropolitan Airport Authority Revenue, Series 1998 B, AMT, Insured: MBIA 5.250% 10/01/10	1,039,120

See Accompanying Notes to Financial Statements.

105

Columbia Virginia Intermediate Municipal Bond Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Airports — (continued)
2,265,000	FL Hillsborough County Aviation Authority Revenue, Tampa International Airport, Series 2003 D, AMT, Insured: MBIA 5.500% 10/01/10	2,411,817
		3,450,937
	Toll facilities — 0.3%
1,000,000	VA Richmond Metropolitan Authority Expressway Revenue, Series 1998, Insured: FGIC 5.250% 07/15/17	1,080,900
		6,598,277
	Utilities — 6.5%
	Investor owned — 0.6%
2,000,000	KS Burlington Environmental Improvement Revenue, Kansas City Power & Light Project, Series 1998 K, 4.750% 09/01/15	2,018,040
	Joint power authority — 0.3%
1,000,000	WA Northwest Electric Energy Revenue, Series 2002 A, Insured: MBIA 5.750% 07/01/18	1,096,730
	Municipal electric — 0.7%
2,000,000	TX Sam Rayburn Municipal Power Agency Revenue, Series 2002, 6.000% 10/01/16	2,123,500
	Water & sewer — 4.9%
	VA Fairfax County Water & Sewer Authority Revenue:
1,835,000	Series 2005 B, 5.250% 04/01/19	2,032,336
3,000,000	Unrefunded Balance, Series 1992, 6.000% 04/01/22	3,125,580
2,000,000	VA Norfolk Water Revenue, Series 1995, Insured: MBIA 5.700% 11/01/10	2,043,180
3,350,000	VA Prince William County Service Authority Water & Sewer System Revenue, Series 2003, 5.000% 07/01/13	3,571,871
2,970,000	VA Resource Authority Sewer Systems Revenue, Harrisonburg-Rockingham Project, Series 1998, 5.000% 05/01/18	3,062,842
2,000,000	VA Resources Authority Systems Revenue, Series 1998, 5.000% 05/01/22	2,061,180
		15,896,989
		21,135,259
	Total municipal bonds (Cost of $316,684,454)	319,005,101

Shares		Value ($)
	Investment company — 0.9%
2,859,000	Columbia Tax-Exempt Reserves, Capital Class(b)	2,859,000
	Total investment company (Cost of $2,859,000)	2,859,000
Total investments (Cost of $319,543,454)(c)	99.0%	321,864,101
Other assets & liabilities, net	1.0%	3,290,985
Net assets	100.0%	325,155,086

Notes to Investment Portfolio:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(c) Cost for federal income tax purposes is $319,295,789.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

At March 31, 2006, the Fund held investments in the following:

Holdings by Revenue Source	% of Net Assets
Tax-backed	45.8%
Other	26.8
Utilities	6.5
Education	5.0
Housing	3.7
Health care	3.4
Resource recovery	3.4
Transportation	2.0
Industrials	1.5
Investment company	0.9
Other assets and liabilities, net	1.0
100.0%

See Accompanying Notes to Financial Statements.

106

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107

Columbia Funds

Statements of assets and liabilities  March 31, 2006

	Short Term Municipal Bond Fund Fund(a)($)	Municipal Income Fund(a)($)	California Intermediate Municipal Bond Fund(a)($)	Florida Intermediate Municipal Bond Fund(a)($)	Georgia Intermediate Municipal Bond Fund(a)($)
Assets:
Unaffiliated investments, at identified cost	623,432,354	547,024,543	125,230,697	254,463,618	117,282,372
Affiliated investments, at identified cost	19,828,610	22,530,919	5,205,330	2,554,266	2,741,249
Total investments, at identified cost	643,260,964	569,555,462	130,436,027	257,017,884	120,023,621
Unaffiliated investments, at value	619,743,214	575,537,985	125,499,257	258,993,289	120,573,550
Affiliated investments, at value	19,828,610	22,530,919	5,205,330	2,554,266	2,741,249
Total investments, at value	639,571,824	598,068,904	130,704,587	261,547,555	123,314,799
Cash	5,132	78	253	612	872
Receivable for:
Capital stock sold	21,150	179,090	194,985	299,167	495,549
Interest	7,447,125	7,634,408	1,684,872	4,708,612	1,704,248
Expense reimbursement due from Investment Advisor	—	—	—	30,364	15,019
Futures variation margin	—	—	—	6,328	—
Deferred compensation plan	—	—	—	6,543	—
Other assets	—	—	—	13	—
Total assets	647,045,231	605,882,480	132,584,697	266,599,194	125,530,487
Liabilities:
Expense reimbursement due to Investment Advisor	204,310	69,574	3,358	—	—
Payable for:
Investments purchased	2,498,750	—	—	—
Investments purchased on a delayed delivery basis	34,545,638	2,645,127	—	1,025,020	—
Capital stock redeemed	2,518,229	552,727	24,189	311,341	5,531
Futures variation margin	—	13,594	—	—	—
Distributions	1,328,618	2,062,816	377,789	719,096	373,404
Investment advisory fee	154,219	199,900	44,707	91,162	42,761
Administration fee	67,209	64,130	10,517	26,278	9,906
Transfer agent fee	16,495	11,153	2,064	6,999	3,460
Pricing and bookkeeping fees	17,452	16,024	7,871	10,903	7,438
Trustees fees	59,251	66,703	28,058	106,139	80,439
Audit fee	29,749	29,749	25,549	29,137	24,167
Service and distribution fees	32,013	10,863	3,804	22,657	7,841
Custody fee	3,169	1,773	550	600	750
Legal fee	22,991	21,439	22,628	23,501	26,031
Registration fees	—	—	—	—	—
Reports to shareholders	18,355	14,018	2,021	3,565	4,400
Chief compliance officer expenses	2,248	1,994	1,152	1,451	1,156
Deferred compensation plan	—	—	—	6,543	—
Other liabilities	1,222	1,908	1,326	20,802	1,923
Total liabilities	41,519,918	5,783,492	555,583	2,405,194	589,207
Net assets	605,525,313	600,098,988	132,029,114	264,194,000	124,941,280
Net assets consist of:
Paid-in capital	614,729,478	571,817,339	131,801,502	259,116,934	122,985,599
Undistributed (overdistributed) net investment income	96,478	2,192,883	(13,626)	319,544	230,397
Accumulated net realized gain (loss)	(5,611,503)	(2,638,892)	(27,322)	331,263	(1,565,894)
Net unrealized appreciation (depreciation) on:
Investments	(3,689,140)	28,513,442	268,560	4,529,671	3,291,178
Futures contracts	—	214,216	—	(103,412)	—
Net Assets	605,525,313	600,098,988	132,029,114	264,194,000	124,941,280
Class A:
Net assets	52,003,326	30,335,824	7,145,359	46,351,073	17,913,075
Shares outstanding	5,127,718	2,817,625	753,282	4,494,928	1,704,487
Net asset value per share(b)	10.14	10.77	9.49	10.31	10.51
Maximum sales charge	1.00%	4.75%	3.25%	3.25%	3.25%
Maximum offering price per share(c)	10.24	11.31	9.81	10.66	10.86
Class B:
Net assets	904,210	4,278,374	1,258,043	8,222,139	2,580,524
Shares outstanding	89,164	397,345	132,763	796,932	245,402
Net asset value and offering price per share(b)	10.14	10.77	9.48	10.32	10.52
Class C:
Net assets	22,847,763	841,924	1,339,424	6,707,636	2,188,873
Shares outstanding	2,252,988	78,179	141,196	649,396	208,263
Net asset value and offering price per share(b)	10.14	10.77	9.49	10.33	10.51
Class Z:
Net assets	529,770,014	564,642,866	122,286,288	202,913,152	102,258,808
Shares outstanding	52,244,659	52,433,666	12,916,475	19,673,046	9,730,107
Net asset value, offering and redemption price per share	10.14	10.77	9.47	10.31	10.51

	Maryland Intermediate Municipal Bond Fund(a)($)	North Carolina Intermediate Municipal Bond Fund(a)($)	South Carolina Intermediate Municipal Bond Fund(a)($)	Texas Intermediate Municipal Bond Fund(a)($)	Virginia Intermediate Municipal Bond Fund(a)($)
Assets:
Unaffiliated investments, at identified cost	182,544,085	160,883,772	186,485,279	188,875,430	316,684,454
Affiliated investments, at identified cost	1,014,000	371,000	973,000	537,113	2,859,000
Total investments, at identified cost	183,558,085	161,254,772	187,458,279	189,412,543	319,543,454
Unaffiliated investments, at value	185,687,055	165,792,944	191,051,565	193,051,516	319,005,101
Affiliated investments, at value	1,014,000	371,000	973,000	537,113	2,859,000
Total investments, at value	186,701,055	166,163,944	192,024,565	193,588,629	321,864,101
Cash	846	447	690	993	269
Receivable for:
Capital stock sold	105,185	98,053	56,549	112,067	743,038
Interest	2,408,219	2,704,082	2,379,211	1,831,500	4,254,544
Expense reimbursement due from Investment Advisor	6,606	—	—	—	—
Futures variation margin	—	—	—	—	—
Deferred compensation plan	—	—	—	—	—
Other assets	13,323	202	98,495	603	1,119
Total assets	189,235,234	168,966,728	194,559,510	195,533,792	326,863,071
Liabilities:
Expense reimbursement due to Investment Advisor	9,204	7,608	22,204	40,581	15,884
Payable for:
Investments purchased	1,071,510	—	—	—	—
Investments purchased on a delayed delivery basis	—	1,075,038	3,522,658	2,556,240	—
Capital stock redeemed	174,187	8,959	39,315	63,858	484,096
Futures variation margin	—	—	—	—	—
Distributions	469,928	497,940	564,185	623,336	891,770
Investment advisory fee	64,269	57,375	65,578	66,109	110,814
Administration fee	17,134	14,810	17,560	17,713	32,837
Transfer agent fee	4,404	4,559	3,406	2,170	2,507
Pricing and bookkeeping fees	8,931	8,935	7,789	8,271	10,476
Trustees fees	100,525	82,771	81,521	80,543	87,597
Audit fee	29,749	29,749	25,217	25,217	25,217
Service and distribution fees	15,007	12,149	13,697	2,156	16,310
Custody fee	2,107	1,372	1,624	438	2,000
Legal fee	19,679	19,653	15,853	17,853	16,015
Registration fees	—	—	—	—	86
Reports to shareholders	10,598	7,502	9,266	2,898	10,839
Chief compliance officer expenses	1,273	1,242	1,281	1,287	1,537
Deferred compensation plan	—	—	—	—	—
Other liabilities	3,769	—	97,736	—	—
Total liabilities	2,002,274	1,829,662	4,488,890	3,508,670	1,707,985
Net assets	187,232,960	167,137,066	190,070,620	192,025,122	325,155,086
Net assets consist of:
Paid-in capital	186,375,301	160,973,372	184,127,871	186,923,681	321,127,764
Undistributed (overdistributed) net investment income	216,499	840,297	1,165,160	452,529	916,833
Accumulated net realized gain (loss)	(2,501,810)	414,225	211,303	472,826	789,842
Net unrealized appreciation (depreciation) on:
Investments	3,142,970	4,909,172	4,566,286	4,176,086	2,320,647
Futures contracts	—	—	—	—	—
Net Assets	187,232,960	167,137,066	190,070,620	192,025,122	325,155,086
Class A:
Net assets	28,876,609	19,154,781	18,854,971	7,251,821	53,053,728
Shares outstanding	2,732,922	1,842,364	1,839,558	723,402	4,973,229
Net asset value per share(b)	10.57	10.40	10.25	10.02	10.67
Maximum sales charge	3.25%	3.25%	3.25%	3.25%	3.25%
Maximum offering price per share(c)	10.93	10.75	10.59	10.36	11.03
Class B:
Net assets	7,824,518	4,478,162	4,134,524	392,318	4,359,776
Shares outstanding	740,247	430,830	403,287	39,122	408,621
Net asset value and offering price per share(b)	10.57	10.39	10.25	10.03	10.67
Class C:
Net assets	1,979,124	4,649,788	7,060,039	253,585	1,449,748
Shares outstanding	187,319	447,268	688,430	25,280	135,918
Net asset value and offering price per share(b)	10.57	10.40	10.26	10.03	10.67
Class Z:
Net assets	148,552,709	138,854,335	160,021,086	184,127,398	266,291,834
Shares outstanding	14,057,468	13,361,349	15,608,710	18,365,033	24,965,018
Net asset value, offering and redemption price per share	10.57	10.39	10.25	10.03	10.67

  (a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

  (b)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  (c)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

108

Columbia Funds

Statements of assets and liabilities (continued)  March 31, 2006

See Accompanying Notes to Financial Statements.

109

Columbia Funds

Statements of operations

For the year ended March 31, 2006

	Short Term Municipal Bond Fund(a)($)	Municipal Income Fund(a)($)	California Intermediate Municipal Bond Fund(a)($)	Florida Intermediate Municipal Bond Fund(a)($)	Georgia Intermediate Municipal Bond Fund(a)($)
Net investment income Income:
Interest	23,983,948	29,134,658	5,031,583	9,958,944	6,046,661
Dividend income from affiliates	277,456	201,283	67,651	51,803	43,722
Total income	24,261,404	29,335,941	5,099,234	10,010,747	6,090,383
Expenses:
Investment advisory fee	2,202,184	2,377,088	503,810	946,647	538,951
Administration fee	1,119,283	779,080	163,976	322,711	177,330
Distribution fee:
Class B	8,126	39,832	9,566	59,583	32,879
Class C	200,870	5,980	16,858	56,195	21,851
Service fee:
Class A	170,616	75,864	13,291	85,030	47,313
Class B	2,709	13,277	3,189	19,861	10,960
Class C	66,953	1,993	5,619	18,732	7,283
Transfer agent fee	68,603	56,621	42,193	76,753	50,989
Pricing and bookkeeping fees	72,626	65,251	9,108	15,974	9,022
Trustee's fee	16,707	23,035	13,396	13,392	13,389
Custody fee	36,874	23,962	6,539	11,063	10,176
Legal fee	68,924	70,305	62,975	64,001	71,492
Chief compliance officer expense (See Note 4)	9,751	8,073	4,478	5,260	4,578
Non-recurring costs (See Note 8)	—	361,402	—	—	—
Other expenses	152,921	139,268	47,047	61,491	57,298
Total operating expenses	4,197,147	4,041,031	902,045	1,756,693	1,053,511
Interest expense	3,602	1,670	26	693	53
Total expenses	4,200,749	4,042,701	902,071	1,757,386	1,053,564
Expenses waived/reimbursed by Investment advisor	(622,983)	—	(223,600)	(332,711)	(260,729)
Fees waived by distributor — Class C	—	—	—	(1,979)	—
Non-recurring costs assumed by Investment advisor (See Note 8)	—	(361,402)	—	—	—
Custody earnings credits	(1,396)	(272)	(158)	(1,271)	(64)
Net expenses	3,576,370	3,681,027	678,313	1,421,425	792,771
Net investment income	20,685,034	25,654,914	4,420,921	8,589,322	5,297,612
Net realized and unrealized gain (loss) on investments and futures contracts:
Net realized gain (loss) on:
Investments	(2,872,795)	3,690,032	374,206	1,388,211	555,575
Futures contracts	—	(336,986)	—	7,067	(54,173)
Net realized gain (loss)	(2,872,795)	3,353,046	374,206	1,395,278	501,402
Change in net unrealized appreciation (depreciation) on:
Investments	(2,020,166)	(8,703,617)	(1,622,505)	(5,525,681)	(2,256,234)
Futures contracts	—	214,216	—	(103,412)	—
Net change in net unrealized appreciation (depreciation)	(2,020,166)	(8,489,401)	(1,622,505)	(5,629,093)	(2,256,234)
Net gain (loss)	(4,892,961)	(5,136,355)	(1,248,299)	(4,233,815)	(1,754,832)
Net increase resulting from operations	15,792,073	20,518,559	3,172,622	4,355,507	3,542,780

	Maryland Intermediate Municipal Bond Fund(a)($)	North Carolina Intermediate Municipal Bond Fund(a)($)	South Carolina Intermediate Municipal Bond Fund(a)($)	Texas Intermediate Municipal Bond Fund(a)($)	Virginia Intermediate Municipal Bond Fund(a)($)
Net investment income Income:
Interest	8,410,479	8,247,965	9,207,228	8,969,994	14,324,725
Dividend income from affiliates	49,014	29,218	51,543	43,738	131,540
Total income	8,459,493	8,277,183	9,258,771	9,013,732	14,456,265
Expenses:
Investment advisory fee	781,517	716,173	817,304	824,495	1,350,192
Administration fee	265,115	241,603	178,345	280,892	471,456
Distribution fee:
Class B	80,438	65,962	45,547	12,194	64,470
Class C	18,957	35,766	59,948	2,315	12,162
Service fee:
Class A	75,283	49,518	54,724	17,447	127,180
Class B	26,810	22,006	15,166	4,065	21,497
Class C	6,318	11,926	19,983	771	4,054
Transfer agent fee	24,794	24,665	23,092	15,454	39,193
Pricing and bookkeeping fees	37,027	36,880	34,654	37,896	46,862
Trustee's fee	15,842	16,331	14,382	14,382	14,382
Custody fee	11,520	11,234	15,027	10,181	21,577
Legal fee	70,203	72,813	71,274	78,961	70,450
Chief compliance officer expense (See Note 4)	5,042	4,925	5,120	5,141	6,155
Non-recurring costs (See Note 8)	—	—	—	—	—
Other expenses	75,255	66,758	153,874	41,822	65,130
Total operating expenses	1,494,121	1,376,560	1,508,440	1,346,016	2,314,760
Interest expense	34	—	40	820	324
Total expenses	1,494,155	1,376,560	1,508,480	1,346,836	2,315,084
Expenses waived/reimbursed by Investment advisor	(308,526)	(295,622)	(290,174)	(277,561)	(390,700)
Fees waived by distributor — Class C	—	—	—	—	—
Non-recurring costs assumed by Investment advisor (See Note 8)	—	—	—	—	—
Custody earnings credits	(894)	(544)	(1,268)	(1,122)	(6,957)
Net expenses	1,184,735	1,080,394	1,217,038	1,068,153	1,917,427
Net investment income	7,274,758	7,196,789	8,041,733	7,945,579	12,538,838
Net realized and unrealized gain (loss) on investments and futures contracts:
Net realized gain (loss) on:
Investments	55,592	995,388	1,229,252	1,853,380	1,839,502
Futures contracts	(81,991)	(76,135)	—	—	(143,484)
Net realized gain (loss)	(26,399)	919,253	1,229,252	1,853,380	1,696,018
Change in net unrealized appreciation (depreciation) on:
Investments	(3,876,202)	(3,621,830)	(3,764,696)	(3,857,977)	(7,324,371)
Futures contracts	—	—	—	—	—
Net change in net unrealized appreciation (depreciation)	(3,876,202)	(3,621,830)	(3,764,696)	(3,857,977)	(7,324,371)
Net gain (loss)	(3,902,601)	(2,702,577)	(2,535,444)	(2,004,597)	(5,628,353)
Net increase resulting from operations	3,372,157	4,494,212	5,506,289	5,940,982	6,910,485

  (a)  On August 22, 2005 the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

110

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Statements of operations (continued)

See Accompanying Notes to Financial Statements.

111

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Statements of changes in net assets

	Short Term Municipal Bond Fund		Municipal Income Fund		California Intermediate Municipal Bond Fund
Increase (Decrease) in Net Assets	Year Ended March 31, 2006(a)($)	Year Ended March 31, 2005($)	Year Ended March 31, 2006(a)($)	Year Ended March 31, 2005($)	Year Ended March 31, 2006(a)($)	Year Ended March 31, 2005($)
Operations
Net investment income	20,685,034	24,323,819	25,654,914	28,271,063	4,420,921	4,203,252
Net realized gain (loss) on investments and futures contracts	(2,872,795)	(1,950,553)	3,353,046	5,376,879	374,206	1,463,428
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,020,166)	(21,067,226)	(8,489,401)	(23,589,374)	(1,622,505)	(5,401,597)
Net increase (decrease) resulting from operations	15,792,073	1,306,040	20,518,559	10,058,568	3,172,622	265,083
Distributions to Shareholders
From net investment income:
Class A	(1,682,927)	(2,587,132)	(1,243,464)	(1,339,819)	(175,908)	(191,105)
Class B	(18,583)	(16,883)	(177,221)	(261,658)	(32,521)	(26,591)
Class C	(460,043)	(567,906)	(26,647)	(30,646)	(57,129)	(76,154)
Class Z	(18,522,319)	(21,151,898)	(24,093,679)	(26,789,980)	(4,155,569)	(3,909,195)
From net realized gains:
Class A	—	—	—	—	(28,536)	(67,662)
Class B	—	—	—	—	(6,587)	(13,230)
Class C	—	—	—	—	(11,910)	(36,004)
Class Z	—	—	—	—	(597,993)	(1,339,107)
Total distributions to shareholders	(20,683,872)	(24,323,819)	(25,541,011)	(28,422,103)	(5,066,153)	(5,659,048)
Share Transactions
Class A
Subscriptions	13,186,760	22,747,605	7,765,265	5,433,359	4,577,435	1,392,761
Proceeds received in connection with merger	—	—	—	—	—	—
Distributions reinvested	1,274,636	2,010,842	577,786	597,695	99,431	152,410
Redemptions	(50,639,557)	(115,045,401)	(6,943,756)	(9,472,699)	(2,869,090)	(5,919,090)
Net increase (decrease)	(36,178,161)	(90,286,954)	1,399,295	(3,441,645)	1,807,776	(4,373,919)
Class B
Subscriptions	—	1,363	886,874	237,525	561,868	240,254
Proceeds received in connection with merger	—	—	—	—	—	—
Distributions reinvested	15,883	13,457	78,420	107,531	18,523	27,709
Redemptions	(290,695)	(158,691)	(3,363,062)	(1,573,593)	(464,565)	(336,244)
Net increase (decrease)	(274,812)	(143,871)	(2,397,768)	(1,228,537)	115,826	(68,281)
Class C
Subscriptions	2,054,637	3,548,957	270,700	123,170	112,888	235,941
Proceeds received in connection with merger	—	—	—	—	—	—
Distributions reinvested	265,753	306,156	16,744	18,998	31,742	55,470
Redemptions	(11,425,405)	(27,338,402)	(144,356)	(770,880)	(1,580,358)	(1,421,914)
Net increase (decrease)	(9,105,015)	(23,483,289)	143,088	(628,712)	(1,435,728)	(1,130,503)
Class Z
Subscriptions	119,944,496	339,820,726	92,606,788	39,776,818	37,454,303	19,272,867
Proceeds received in connection with merger	—	—	—	—	—	—
Distributions reinvested	417,701	532,505	357,109	315,959	389,995	969,518
Redemptions	(427,206,835)	(489,346,342)	(78,756,905)	(130,009,397)	(30,329,003)	(27,819,940)
Net increase (decrease)	(306,844,638)	(148,993,111)	14,206,992	(89,916,620)	7,515,295	(7,577,555)
Net Increase (Decrease) from Share Transactions	(352,402,626)	(262,907,225)	13,351,607	(95,215,514)	8,003,169	(13,150,258)
Total Increase (Decrease) in Net Assets	(357,294,425)	(285,925,004)	8,329,155	(113,579,049)	6,109,638	(18,544,223)
Net Assets
Beginning of year	962,819,738	1,248,744,742	591,769,833	705,348,882	125,919,476	144,463,699
End of year	605,525,313	962,819,738	600,098,988	591,769,833	132,029,114	125,919,476
Undistributed (overdistributed) net investment income at the end of period	96,478	128,034	2,192,883	1,968,951	(13,626)	206

	Florida Intermediate Municipal Bond Fund		Georgia Intermediate Municipal Bond Fund
Increase (Decrease) in Net Assets	Year Ended March 31, 2006(a)($)	Year Ended March 31, 2005($)	Year Ended March 31, 2006(a)($)	Year Ended March 31, 2005($)
Operations
Net investment income	8,589,322	7,273,442	5,297,612	5,956,240
Net realized gain (loss) on investments and futures contracts	1,395,278	(209,360)	501,402	405,435
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,629,093)	(7,566,563)	(2,256,234)	(5,193,827)
Net increase (decrease) resulting from operations	4,355,507	(502,481)	3,542,780	1,167,848
Distributions to Shareholders
From net investment income:
Class A	(1,199,001)	(552,340)	(716,031)	(819,072)
Class B	(216,727)	(195,110)	(131,801)	(208,339)
Class C	(204,890)	(231,361)	(87,775)	(127,614)
Class Z	(6,968,692)	(6,294,631)	(4,361,634)	(4,801,215)
From net realized gains:
Class A	(136,226)	(41,604)	—	—
Class B	(25,354)	(21,093)	—	—
Class C	(20,205)	(24,439)	—	—
Class Z	(599,519)	(480,447)	—	—
Total distributions to shareholders	(9,370,614)	(7,841,025)	(5,297,241)	(5,956,240)
Share Transactions
Class A
Subscriptions	4,600,539	6,322,296	4,829,166	4,603,530
Proceeds received in connection with merger	36,397,375	—	—	—
Distributions reinvested	646,194	224,752	392,294	435,592
Redemptions	(11,307,376)	(7,733,387)	(8,457,763)	(4,856,011)
Net increase (decrease)	30,336,732	(1,186,339)	(3,236,303)	183,111
Class B
Subscriptions	218,822	395,269	174,817	155,294
Proceeds received in connection with merger	5,250,516	—	—	—
Distributions reinvested	104,802	103,251	89,507	138,549
Redemptions	(3,961,334)	(2,314,677)	(4,332,050)	(881,373)
Net increase (decrease)	1,612,806	(1,816,157)	(4,067,726)	(587,530)
Class C
Subscriptions	792,579	584,948	664,297	504,274
Proceeds received in connection with merger	1,807,113	—	—	—
Distributions reinvested	52,650	43,811	55,016	86,160
Redemptions	(4,083,148)	(2,271,570)	(1,749,701)	(1,978,212)
Net increase (decrease)	(1,430,806)	(1,642,811)	(1,030,388)	(1,387,778)
Class Z
Subscriptions	22,684,560	17,518,388	11,873,460	8,530,546
Proceeds received in connection with merger	94,652,220	—	—	—
Distributions reinvested	238,351	87,854	18,283	21,798
Redemptions	(66,341,711)	(61,082,116)	(22,844,661)	(23,313,261)
Net increase (decrease)	51,233,420	(43,475,874)	(10,952,918)	(14,760,917)
Net Increase (Decrease) from Share Transactions	81,752,152	(48,121,181)	(19,287,335)	(16,553,114)
Total Increase (Decrease) in Net Assets	76,737,045	(56,464,687)	(21,041,796)	(21,341,506)
Net Assets
Beginning of year	187,456,955	243,921,642	145,983,076	167,324,582
End of year	264,194,000	187,456,955	124,941,280	145,983,076
Undistributed (overdistributed) net investment income at the end of period	319,544	238,591	230,397	207,061

  (a)   On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

112

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Statements of changes in net assets (continued)

See Accompanying Notes to Financial Statements.

113

Columbia Funds

Statements of changes in net assets (continued)

	Maryland Intermediate Municipal Bond Fund		North Carolina Intermediate Municipal Bond Fund		South Carolina Intermediate Municipal Bond Fund
Increase (Decrease) in Net Assets	Year Ended March 31, 2006(a)($)	Year Ended March 31, 2005($)	Year Ended March 31, 2006(a)($)	Year Ended March 31, 2005($)	Year Ended March 31, 2006(a)($)	Year Ended March 31, 2005($)
Operations
Net investment income	7,274,758	7,941,189	7,196,789	8,050,987	8,041,733	9,023,685
Net realized gain (loss) on investments	(26,399)	(1,791,020)	919,253	336,438	1,229,252	1,183,235
Net change in unrealized appreciation (depreciation) on investments	(3,876,202)	(7,283,284)	(3,621,830)	(6,851,925)	(3,764,696)	(7,578,203)
Net increase (decrease) resulting from operations	3,372,157	(1,133,115)	4,494,212	1,535,500	5,506,289	2,628,717
Distributions to Shareholders
From net investment income:
Class A	(1,070,334)	(1,126,644)	(769,402)	(904,551)	(828,740)	(924,392)
Class B	(300,080)	(423,842)	(273,340)	(454,719)	(183,878)	(279,015)
Class C	(70,913)	(81,362)	(148,514)	(95,126)	(242,272)	(254,344)
Class Z	(5,773,574)	(6,370,254)	(6,004,387)	(6,597,737)	(6,786,843)	(7,565,934)
From net realized gains:
Class A	—	—	—	—	(145,221)	(95,666)
Class B	—	—	—	—	(36,412)	(36,754)
Class C	—	—	—	—	(52,413)	(34,312)
Class Z	—	—	—	—	(1,143,800)	(761,288)
Total distributions to shareholders	(7,214,901)	(8,002,102)	(7,195,643)	(8,052,133)	(9,419,579)	(9,951,705)
Share Transactions
Class A
Subscriptions	5,467,648	5,931,210	9,196,236	5,506,980	5,164,918	7,907,206
Distributions reinvested	730,929	667,774	517,177	614,007	619,874	550,259
Redemptions	(7,111,043)	(9,319,801)	(9,284,734)	(11,934,209)	(9,807,668)	(12,317,611)
Net increase (decrease)	(912,466)	(2,720,817)	428,679	(5,813,222)	(4,022,876)	(3,860,146)
Class B
Subscriptions	130,784	318,826	181,214	310,222	56,224	170,003
Distributions reinvested	197,512	262,657	181,597	326,039	148,121	201,519
Redemptions	(5,458,155)	(4,769,724)	(9,245,581)	(3,013,735)	(4,178,468)	(2,421,651)
Net increase (decrease)	(5,129,859)	(4,188,241)	(8,882,770)	(2,377,474)	(3,974,123)	(2,050,129)
Class C
Subscriptions	17,114	326,584	1,710,810	2,928,440	1,119,625	1,044,796
Proceeds received in connection with merger	—	—	—	—	118,674	—
Distributions reinvested	58,299	62,574	21,228	22,907	—	98,998
Redemptions	(678,319)	(478,865)	(1,033,699)	(776,650)	(1,959,657)	(2,032,739)
Net increase (decrease)	(602,906)	(89,707)	698,339	2,174,697	(721,358)	(888,945)
Class Z
Subscriptions	21,740,553	11,892,944	24,064,197	14,411,676	22,321,797	14,147,863
Distributions reinvested	117,420	153,395	123,863	101,681	221,414	193,046
Redemptions	(23,936,988)	(39,750,716)	(33,704,631)	(51,185,058)	(37,725,516)	(30,166,170)
Net increase (decrease)	(2,079,015)	(27,704,377)	(9,516,571)	(36,671,701)	(15,182,305)	(15,825,261)
Net Increase (Decrease) from Share Transactions	(8,724,246)	(34,703,142)	(17,272,323)	(42,687,700)	(23,900,662)	(22,624,481)
Total Increase in Net Assets	(12,566,990)	(43,838,359)	(19,973,754)	(49,204,333)	(27,813,952)	(29,947,469)
Net Assets
Beginning of year	199,799,950	243,638,309	187,110,820	236,315,153	217,884,572	247,832,041
End of year	187,232,960	199,799,950	167,137,066	187,110,820	190,070,620	217,884,572
Undistributed net investment income at the end of period	216,499	156,174	840,297	802,645	1,165,160	1,146,795

	Texas Intermediate Municipal Bond Fund		Virginia Intermediate Municipal Bond Fund
Increase (Decrease) in Net Assets	Year Ended March 31, 2006(a)($)	Year Ended March 31, 2005($)	Year Ended March 31, 2006(a)($)	Year Ended March 31, 2005($)
Operations
Net investment income	7,945,579	9,013,868	12,538,838	13,209,524
Net realized gain (loss) on investments	1,853,380	2,273,885	1,696,018	(324,946)
Net change in unrealized appreciation (depreciation) on investments	(3,857,977)	(9,356,229)	(7,324,371)	(10,701,978)
Net increase (decrease) resulting from operations	5,940,982	1,931,524	6,910,485	2,182,600
Distributions to Shareholders
From net investment income:
Class A	(254,280)	(238,631)	(1,789,837)	(2,013,080)
Class B	(45,906)	(111,303)	(235,971)	(431,325)
Class C	(8,941)	(13,926)	(44,982)	(62,580)
Class Z	(7,636,452)	(8,650,008)	(10,406,174)	(10,763,452)
From net realized gains:
Class A	(79,624)	(40,827)	(58,720)	(79,772)
Class B	(16,096)	(24,362)	(5,093)	(21,446)
Class C	(3,633)	(2,850)	(1,658)	(3,188)
Class Z	(2,203,402)	(1,404,850)	(305,001)	(393,229)
Total distributions to shareholders	(10,248,334)	(10,486,757)	(12,847,436)	(13,768,072)
Share Transactions
Class A
Subscriptions	3,374,760	1,214,114	12,845,322	4,195,529
Distributions reinvested	145,371	92,500	1,221,536	1,329,837
Redemptions	(1,794,236)	(2,652,724)	(8,492,965)	(12,578,776)
Net increase (decrease)	1,725,895	(1,346,110)	5,573,893	(7,053,410)
Class B
Subscriptions	2,759	54,268	158,413	245,844
Distributions reinvested	36,412	61,621	144,636	272,691
Redemptions	(3,102,664)	(917,514)	(9,472,760)	(2,379,184)
Net increase (decrease)	(3,063,493)	(801,625)	(9,169,711)	(1,860,649)
Class C
Subscriptions	60,617	211,284	125,352	105,157
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	10,520	4,179	33,859	41,113
Redemptions	(173,453)	(300,767)	(544,326)	(519,850)
Net increase (decrease)	(102,316)	(85,304)	(385,115)	(373,580)
Class Z
Subscriptions	9,162,891	6,099,419	56,859,412	60,411,017
Distributions reinvested	192,354	114,819	96,609	75,225
Redemptions	(35,104,977)	(32,346,584)	(67,806,464)	(49,702,580)
Net increase (decrease)	(25,749,732)	(26,132,346)	(10,850,443)	10,783,662
Net Increase (Decrease) from Share Transactions	(27,189,646)	(28,365,385)	(14,831,376)	1,496,023
Total Increase in Net Assets	(31,496,998)	(36,920,618)	(20,768,327)	(10,089,449)
Net Assets
Beginning of year	223,522,120	260,442,738	345,923,413	356,012,862
End of year	192,025,122	223,522,120	325,155,086	345,923,413
Undistributed net investment income at the end of period	452,529	433,008	916,833	871,464

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

114

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Statements of changes in net assets (continued)

See Accompanying Notes to Financial Statements.

115

Columbia Funds

Statements of changes in net assets — capital stock activity

	Short Term Municipal Bond Fund		Municipal Income Fund		California Intermediate Municipal Bond Fund
	Year Ended March 31, 2006(a)	Year Ended March 31, 2005	Year Ended March 31, 2006(a)	Year Ended March 31, 2005	Year Ended March 31, 2006(a)	Year Ended March 31, 2005
Changes in Shares Class A (See Note 2)
Subscriptions	1,294,273	2,207,230	710,050	496,567	475,575	142,217
Issued in connection with merger	—	—	—	—	—	—
Issued for distributions reinvested	125,096	195,402	52,934	54,582	10,323	15,618
Redemptions	(4,968,816)	(11,174,569)	(636,997)	(867,100)	(296,245)	(608,229)
Net increase (decrease)	(3,549,447)	(8,771,937)	125,987	(315,951)	189,653	(450,394)
Class B (See Note 2)
Subscriptions	—	133	81,297	21,572	58,612	24,530
Issued in connection with merger	—	—	—	—	—	—
Issued for distributions reinvested	1,559	1,307	7,165	9,823	1,923	2,845
Redemptions	(28,525)	(15,420)	(306,316)	(143,613)	(48,621)	(34,548)
Net increase (decrease)	(26,966)	(13,980)	(217,854)	(112,218)	11,914	(7,173)
Class C (See Note 2)
Subscriptions	201,475	344,321	24,851	11,094	11,612	24,063
Issued in connection with merger	—	—	—	—	—	—
Issued for distributions reinvested	26,085	29,756	1,533	1,736	3,290	5,691
Redemptions	(1,120,831)	(2,655,914)	(13,265)	(70,709)	(164,104)	(146,345)
Net increase (decrease)	(893,271)	(2,281,837)	13,119	(57,879)	(149,202)	(116,591)
Class Z
Subscriptions	11,768,767	32,989,552	8,504,043	3,616,083	3,901,835	1,972,092
Issued in connection with merger	—	—	—	—	—	—
Issued for distributions reinvested	40,989	51,763	32,715	28,840	40,618	99,875
Redemptions	(41,932,392)	(47,530,817)	(7,217,658)	(11,877,196)	(3,151,436)	(2,852,472)
Net increase (decrease)	(30,122,636)	(14,489,502)	1,319,100	(8,232,273)	791,017	(780,505)

	Florida Intermediate Municipal Bond Fund		Georgia Intermediate Municipal Bond Fund
	Year Ended March 31, 2006(a)	Year Ended March 31, 2005	Year Ended March 31, 2006(a)	Year Ended March 31, 2005
Changes in Shares Class A (See Note 2)
Subscriptions	439,025	596,012	450,801	428,000
Issued in connection with merger	3,452,085	—	—	—
Issued for distributions reinvested	61,914	21,228	36,784	40,282
Redemptions	(1,081,078)	(730,461)	(791,704)	(452,929)
Net increase (decrease)	2,871,946	(113,221)	(304,119)	15,353
Class B (See Note 2)
Subscriptions	20,721	37,039	16,423	14,346
Issued in connection with merger	497,758	—	—	—
Issued for distributions reinvested	10,010	9,754	8,364	12,856
Redemptions	(377,499)	(218,395)	(403,993)	(81,841)
Net increase (decrease)	150,990	(171,602)	(379,206)	(54,639)
Class C (See Note 2)
Subscriptions	75,740	55,141	62,197	46,459
Issued in connection with merger	171,075	—	—	—
Issued for distributions reinvested	5,019	4,133	5,150	7,994
Redemptions	(388,739)	(214,619)	(164,230)	(183,577)
Net increase (decrease)	(136,905)	(155,345)	(96,883)	(129,124)
Class Z
Subscriptions	2,164,265	1,650,729	1,115,993	791,928
Issued in connection with merger	8,976,734	—	—	—
Issued for distributions reinvested	22,846	8,298	1,714	2,023
Redemptions	(6,340,204)	(5,760,697)	(2,140,404)	(2,171,368)
Net increase (decrease)	4,823,641	(4,101,670)	(1,022,697)	(1,377,417)

See Accompanying Notes to Financial Statements.

116

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Statements of changes in net assets — capital stock activity (continued)

See Accompanying Notes to Financial Statements.

117

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Statements of changes in net assets — capital stock activity (continued)

	Maryland Intermediate Municipal Bond Fund		North Carolina Intermediate Municipal Bond Fund		South Carolina Intermediate Municipal Bond Fund
	Year Ended March 31, 2006(a)	Year Ended March 31, 2005	Year Ended March 31, 2006(a)	Year Ended March 31, 2005	Year Ended March 31, 2006(a)	Year Ended March 31, 2005
Changes in Shares Class A
Subscriptions	505,634	540,963	868,078	512,204	490,594	748,093
Issued in connection with merger	—	—	—	—	—	—
Issued for distributions reinvested	68,023	60,968	48,997	57,548	59,310	52,013
Redemptions	(660,829)	(851,925)	(881,440)	(1,117,927)	(937,769)	(1,163,204)
Net increase (decrease)	(87,172)	(249,994)	35,635	(548,175)	(387,865)	(363,098)
Class B
Subscriptions	12,182	29,016	17,114	28,953	5,387	16,197
Issued in connection with merger	—	—	—	—	—	—
Issued for distributions reinvested	18,338	23,974	17,140	30,552	14,138	19,064
Redemptions	(506,850)	(435,545)	(872,972)	(282,973)	(397,000)	(229,508)
Net decrease	(476,330)	(382,555)	(838,718)	(223,468)	(377,475)	(194,247)
Class C
Subscriptions	1,578	30,096	161,393	274,510	106,305	99,445
Issued in connection with merger	—	—	—	—	—	—
Issued for distributions reinvested	5,423	5,711	2,009	2,146	11,363	9,365
Redemptions	(63,419)	(43,788)	(98,344)	(72,976)	(188,150)	(192,990)
Net increase (decrease)	(56,418)	(7,981)	65,058	203,680	(70,482)	(84,180)
Class Z
Subscriptions	2,026,134	1,085,302	2,280,616	1,346,096	2,140,855	1,336,145
Issued in connection with merger	—	—	—	—	—	—
Issued for distributions reinvested	10,899	14,003	11,761	9,523	21,209	18,252
Redemptions	(2,231,432)	(3,630,827)	(3,193,132)	(4,805,104)	(3,607,849)	(2,851,976)
Net increase (decrease)	(194,399)	(2,531,522)	(900,755)	(3,449,485)	(1,445,785)	(1,497,579)

	Texas Intermediate Municipal Bond Fund		Virginia Intermediate Municipal Bond Fund
	Year Ended March 31, 2006(a)	Year Ended March 31, 2005	Year Ended March 31, 2006(a)	Year Ended March 31, 2005
Changes in Shares Class A
Subscriptions	327,556	116,730	1,178,490	380,775
Issued in connection with merger	—	—	—	—
Issued for distributions reinvested	14,264	8,900	112,644	120,873
Redemptions	(175,289)	(254,345)	(781,481)	(1,146,458)
Net increase (decrease)	166,531	(128,715)	509,653	(644,810)
Class B
Subscriptions	341	5,295	14,577	22,303
Issued in connection with merger	—	—	—	—
Issued for distributions reinvested	3,532	5,923	13,276	24,788
Redemptions	(301,106)	(88,599)	(867,861)	(216,704)
Net decrease	(297,233)	(77,381)	(840,008)	(169,613)
Class C
Subscriptions	5,859	20,241	11,561	9,522
Issued in connection with merger	—	—	—	—
Issued for distributions reinvested	1,030	401	3,120	3,738
Redemptions	(16,934)	(29,165)	(50,075)	(47,279)
Net increase (decrease)	(10,045)	(8,523)	(35,394)	(34,019)
Class Z
Subscriptions	898,957	585,079	5,242,351	5,480,844
Issued in connection with merger	—	—	—	—
Issued for distributions reinvested	18,873	11,056	8,929	6,854
Redemptions	(3,426,211)	(3,111,366)	(6,256,586)	(4,533,749)
Net increase (decrease)	(2,508,381)	(2,515,231)	(1,005,306)	953,949

See Accompanying Notes to Financial Statements.

118

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

See Accompanying Notes to Financial Statements.

119

Columbia Funds

Financial highlights

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income
Short Term Municipal Bond Fund
Class A Shares
Year ended 3/31/2006(e)	$10.21	$0.22	$(0.04)	$0.18	$(0.25)
Year ended 3/31/2005	10.42	0.22	(0.21)	0.01	(0.22)
Year ended 3/31/2004	10.40	0.20	0.02	0.22	(0.20)
Year ended 3/31/2003	10.13	0.23	0.27	0.50	(0.23)
Year ended 3/31/2002(g)	10.14	0.30	0.03	0.33	(0.34)
Class B Shares
Year ended 3/31/2006(e)	$10.21	$0.16	$(0.05)	$0.11	$(0.18)
Year ended 3/31/2005	10.42	0.14	(0.21)	(0.07)	(0.14)
Year ended 3/31/2004	10.40	0.12	0.02	0.14	(0.12)
Year ended 3/31/2003	10.13	0.16	0.27	0.43	(0.16)
Year ended 3/31/2002(g)	10.14	0.27	(0.02)	0.25	(0.26)
Class C Shares
Year ended 3/31/2006(e)	$10.21	$0.16	$(0.05)	$0.11	$(0.18)
Year ended 3/31/2005	10.42	0.14	(0.21)	(0.07)	(0.14)
Year ended 3/31/2004	10.40	0.12	0.02	0.14	(0.12)
Year ended 3/31/2003	10.13	0.15	0.28	0.43	(0.16)
Year ended 3/31/2002(g)	10.14	0.19	0.06	0.25	(0.26)
Class Z Shares
Year ended 3/31/2006(e)	$10.21	$0.25	$(0.04)	$0.21	$(0.28)
Year ended 3/31/2005	10.42	0.24	(0.21)	0.03	(0.24)
Year ended 3/31/2004	10.40	0.22	0.02	0.24	(0.22)
Year ended 3/31/2003	10.13	0.26	0.27	0.53	(0.26)
Year ended 3/31/2002(g)	10.14	0.34	0.01	0.35	(0.36)

									Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets(d)		Ratio of net investment income to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
Short Term Municipal Bond Fund
Class A Shares
Year ended 3/31/2006(e)	$10.14	1.80%	$52,003	0.65	%(f)	2.47	%(f)	13%	0.73	%(f)
Year ended 3/31/2005	10.21	0.07	88,601	0.65		2.10		17	0.80
Year ended 3/31/2004	10.42	2.09	181,802	0.65		1.87		20	0.83
Year ended 3/31/2003	10.40	5.00	210,556	0.65		2.21		11	0.84
Year ended 3/31/2002(g)	10.13	3.27	125,262	0.65		3.12		12	0.88
Class B Shares
Year ended 3/31/2006(e)	$10.14	1.04%	$904	1.40	%(f)	1.72	%(f)	13%	1.48	%(f)
Year ended 3/31/2005	10.21	(0.68)	1,186	1.40		1.35		17	1.55
Year ended 3/31/2004	10.42	1.33	1,356	1.40		1.12		20	1.58
Year ended 3/31/2003	10.40	4.22	1,771	1.40		1.46		11	1.59
Year ended 3/31/2002(g)	10.13	2.51	1,884	1.40		2.37		12	1.63
Class C Shares
Year ended 3/31/2006(e)	$10.14	1.04%	$22,848	1.40	%(f)	1.72	%(f)	13%	1.48	%(f)
Year ended 3/31/2005	10.21	(0.68)	32,123	1.40		1.34		17	1.55
Year ended 3/31/2004	10.42	1.33	56,551	1.40		1.12		20	1.58
Year ended 3/31/2003	10.40	4.21	82,563	1.40		1.46		11	1.59
Year ended 3/31/2002(g)	10.13	2.47	41,822	1.40		2.37		12	1.63
Class Z Shares
Year ended 3/31/2006(e)	$10.14	2.05%	$529,770	0.40	%(f)	2.72	%(f)	13%	0.48	%(f)
Year ended 3/31/2005	10.21	0.31	840,910	0.40		2.35		17	0.55
Year ended 3/31/2004	10.42	2.34	1,009,036	0.40		2.12		20	0.58
Year ended 3/31/2003	10.40	5.27	773,148	0.40		2.46		11	0.59
Year ended 3/31/2002(g)	10.13	3.54	364,372	0.40		3.37		12	0.63

(a)  Per share net investment income has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(f)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Effective April 1, 2001, the Short Term Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

Class A Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.08% to 3.12%.

Class B Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.

Class C Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.

Class Z Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.33% to 3.37%.

See Accompanying Notes to Financial Statements.

120

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

121

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Total dividends and distributions	Net asset value end of period
Municipal Income Fund
Class A Shares
Year ended 3/31/2006(e)	$10.86	$0.45	$(0.09)	$0.36	$(0.45)	$(0.45)	$10.77
Year ended 3/31/2005	11.16	0.47	(0.30)	0.17	(0.47)	(0.47)	10.86
Year ended 3/31/2004	11.06	0.47	0.10	0.57	(0.47)	(0.47)	11.16
Year ended 3/31/2003	10.83	0.50	0.23	0.73	(0.50)	(0.50)	11.06
Year ended 3/31/2002(k)	11.14	0.53	(0.31)	0.22	(0.53)	(0.53)	10.83
Class B Shares
Year ended 3/31/2006(e)	$10.86	$0.37	$(0.09)	$0.28	$(0.37)	$(0.37)	$10.77
Year ended 3/31/2005	11.16	0.39	(0.30)	0.09	(0.39)	(0.39)	10.86
Year ended 3/31/2004	11.06	0.39	0.10	0.49	(0.39)	(0.39)	11.16
Year ended 3/31/2003	10.83	0.42	0.23	0.65	(0.42)	(0.42)	11.06
Year ended 3/31/2002(k)	11.13	0.44	(0.30)	0.14	(0.44)	(0.44)	10.83
Class C Shares
Year ended 3/31/2006(e)	$10.86	$0.37	$(0.09)	$0.28	$(0.37)	$(0.37)	$10.77
Year ended 3/31/2005	11.16	0.39	(0.30)	0.09	(0.39)	(0.39)	10.86
Year ended 3/31/2004	11.07	0.39	0.09	0.48	(0.39)	(0.39)	11.16
Year ended 3/31/2003	10.84	0.42	0.23	0.65	(0.42)	(0.42)	11.07
Year ended 3/31/2002(k)	11.14	0.44	(0.30)	0.14	(0.44)	(0.44)	10.84
Class Z Shares
Year ended 3/31/2006(e)	$10.86	$0.48	$(0.10)	$0.38	$(0.47)	$(0.47)	$10.77
Year ended 3/31/2005	11.16	0.49	(0.29)	0.20	(0.50)	(0.50)	10.86
Year ended 3/31/2004	11.07	0.50	0.09	0.59	(0.50)	(0.50)	11.16
Year ended 3/31/2003	10.83	0.53	0.24	0.77	(0.53)	(0.53)	11.07
Year ended 3/31/2002(k)	11.14	0.55	(0.31)	0.24	(0.55)	(0.55)	10.83

								Without waivers and/or expense reimbursements
	Total return(b)(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets(d)		Ratio of net investment income to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
Municipal Income Fund
Class A Shares
Year ended 3/31/2006(e)	3.31%	$30,336	0.85	%(f)	4.12	%(f)	13%	0.91	%(f)(g)
Year ended 3/31/2005	1.57	29,228	0.85		4.27		16	1.02	(h)
Year ended 3/31/2004	5.28	33,557	0.84	(i)	4.25		8	1.06	(j)
Year ended 3/31/2003	6.83	44,823	0.85		4.52		25	1.04
Year ended 3/31/2002(k)	1.95	50,765	0.85		4.76		13	1.04
Class B Shares
Year ended 3/31/2006(e)	2.54%	$4,278	1.60	%(f)	3.37	%(f)	13%	1.66	%(f)(g)
Year ended 3/31/2005	0.81	6,680	1.60		3.52		16	1.77	(h)
Year ended 3/31/2004	4.49	8,117	1.59	(i)	3.50		8	1.81	(j)
Year ended 3/31/2003	6.04	9,263	1.60		3.77		25	1.79
Year ended 3/31/2002(k)	1.28	9,116	1.60		4.01		13	1.79
Class C Shares
Year ended 3/31/2006(e)	2.54%	$842	1.60	%(f)	3.37	%(f)	13%	1.66	%(f)(g)
Year ended 3/31/2005	0.82	707	1.60		3.52		16	1.77	(h)
Year ended 3/31/2004	4.40	1,372	1.59	(i)	3.50		8	1.81	(j)
Year ended 3/31/2003	6.03	1,591	1.60		3.77		25	1.79
Year ended 3/31/2002(k)	1.28	1,294	1.60		4.01		13	1.79
Class Z Shares
Year ended 3/31/2006(e)	3.57%	$564,643	0.60	%(f)	4.37	%(f)	13%	0.66	%(f)(g)
Year ended 3/31/2005	1.82	555,155	0.60		4.52		16	0.77	(h)
Year ended 3/31/2004	5.44	662,303	0.59	(i)	4.50		8	0.81	(j)
Year ended 3/31/2003	7.19	749,047	0.60		4.77		25	0.79
Year ended 3/31/2002(k)	2.21	805,149	0.60		5.01		13	0.79

(a)  Per share net investment income has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(f)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  The effect of the non-recurring costs assumed by Columbia Management Advisors, LLC (see Note 8) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.85% for Class A Shares, 1.60% each for Class B and Class C shares and 0.60% for Class Z Shares.

(h)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.99% for Class A Shares, 1.74% each for Class B and Class C shares and 0.74% for Class Z Shares.

(i)  The reimbursement from investment advisor is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratios of operating expenses to average net assets would have been 0.85% for Class A Shares, 1.60% each for Class B and Class C Shares and 0.60% for Class Z Shares.

(j)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.03% for Class A Shares, 1.78% each for Class B and Class C shares and 0.78% for Class Z Shares.

(k) Effective April 1, 2001, the Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

Class A Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.70% to 4.76%.

Class B Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.

Class C Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.

Class Z Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.95% to 5.01%.

See Accompanying Notes to Financial Statements.

122

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

123

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
California Intermediate Municipal Bond
Class A Shares(e)
Year ended 3/31/2006(f)	$9.63	$0.31	$(0.08)	$0.23	$(0.32)	$(0.05)
Year ended 3/31/2005	10.01	0.30	(0.27)	0.03	(0.30)	(0.11)
Year ended 3/31/2004	10.02	0.32	0.05	0.37	(0.32)	(0.06)
Period ended 3/31/2003	10.00	0.18	0.09	0.27	(0.18)	(0.07)
Class B Shares(e)
Year ended 3/31/2006(f)	$9.62	$0.24	$(0.08)	$0.16	$(0.25)	$(0.05)
Year ended 3/31/2005	10.00	0.23	(0.27)	(0.04)	(0.23)	(0.11)
Year ended 3/31/2004	10.01	0.24	0.05	0.29	(0.24)	(0.06)
Period ended 3/31/2003	10.00	0.15	0.08	0.23	(0.15)	(0.07)
Class C Shares(e)
Year ended 3/31/2006(f)	$9.63	$0.25	$(0.09)	$0.16	$(0.25)	$(0.05)
Year ended 3/31/2005	10.01	0.23	(0.27)	(0.04)	(0.23)	(0.11)
Year ended 3/31/2004	10.02	0.24	0.05	0.29	(0.24)	(0.06)
Period ended 3/31/2003	10.00	0.14	0.09	0.23	(0.14)	(0.07)
Class Z Shares(e)
Year ended 3/31/2006(f)	$9.61	$0.34	$(0.09)	$0.25	$(0.34)	$(0.05)
Year ended 3/31/2005	9.99	0.33	(0.27)	0.06	(0.33)	(0.11)
Year ended 3/31/2004	10.00	0.34	0.05	0.39	(0.34)	(0.06)
Period ended 3/31/2003	10.00	0.22	0.07	0.29	(0.22)	(0.07)

										Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets(d)		Ratio of net investment income to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
California Intermediate Municipal Bond
Class A Shares(e)
Year ended 3/31/2006(f)	$(0.37)	$9.49	2.37%	$7,145	0.75	%(h)	3.30	%(h)	35%	0.93	%(h)
Year ended 3/31/2005	(0.41)	9.63	0.34	5,427	0.75		3.10		26	1.03
Year ended 3/31/2004	(0.38)	10.01	3.72	10,151	0.75		3.15		12	0.99
Period ended 3/31/2003	(0.25)	10.02	1.42	7,884	0.75	(g)	3.36	(g)	19	1.02	(g)
Class B Shares(e)
Year ended 3/31/2006(f)	$(0.30)	$9.48	1.61%	$1,258	1.50	%(h)	2.55	%(h)	35%	1.68	%(h)
Year ended 3/31/2005	(0.34)	9.62	(0.41)	1,163	1.50		2.33		26	1.78
Year ended 3/31/2004	(0.30)	10.00	2.95	1,281	1.50		2.40		12	1.74
Period ended 3/31/2003	(0.22)	10.01	1.91	945	1.50	(g)	2.61	(g)	19	1.77	(g)
Class C Shares(e)
Year ended 3/31/2006(f)	$(0.30)	$9.49	1.61%	$1,339	1.50	%(h)	2.55	%(h)	35%	1.68	%(h)
Year ended 3/31/2005	(0.34)	9.63	(0.40)	2,797	1.50		2.33		26	1.78
Year ended 3/31/2004	(0.30)	10.01	2.95	4,075	1.50		2.40		12	1.74
Period ended 3/31/2003	(0.21)	10.02	0.96	3,017	1.50	(g)	2.61	(g)	19	1.77	(g)
Class Z Shares(e)
Year ended 3/31/2006(f)	$(0.39)	$9.47	2.63%	$122,286	0.50	%(h)	3.55	%(h)	35%	0.68	%(h)
Year ended 3/31/2005	(0.44)	9.61	0.59	116,533	0.50		3.32		26	0.78
Year ended 3/31/2004	(0.40)	9.99	3.99	128,957	0.50		3.40		12	0.74
Period ended 3/31/2003	(0.29)	10.00	2.94	124,009	0.50	(g)	3.61	(g)	19	0.77	(g)

(a)  Per share net investment income has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)  California Intermediate Municipal Bond Fund, Class A, Class B, Class C and Class Z shares commenced operations on September 9, 2002, August 29, 2002, September 11, 2002 and August 19, 2002, respectively.

(f)  On August 22, 2005 the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(g)  Annualized.

(h)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

124

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Financial highlights (continued)

See Accompanying Notes to Financial Statements.

125

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Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
Florida Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(e)	$10.46	$0.37	$(0.13)	$0.24	$(0.36)	$(0.03)
Year ended 3/31/2005	10.86	0.35	(0.37)	(0.02)	(0.35)	(0.03)
Year ended 3/31/2004	10.80	0.38	0.06	0.44	(0.38)	—
Year ended 3/31/2003	10.54	0.43	0.26	0.69	(0.43)	—
Year ended 3/31/2002(g)	10.69	0.47	(0.15)	0.32	(0.47)	—
Class B Shares
Year ended 3/31/2006(e)	$10.47	$0.29	$(0.13)	$0.16	$(0.28)	$(0.03)
Year ended 3/31/2005	10.87	0.27	(0.37)	(0.10)	(0.27)	(0.03)
Year ended 3/31/2004	10.81	0.30	0.06	0.36	(0.30)	—
Year ended 3/31/2003	10.55	0.35	0.26	0.61	(0.35)	—
Year ended 3/31/2002(g)	10.70	0.39	(0.15)	0.24	(0.39)	—
Class C Shares
Year ended 3/31/2006(e)	$10.48	$0.29	$(0.12)	$0.17	$(0.29)	$(0.03)
Year ended 3/31/2005	10.88	0.27	(0.37)	(0.10)	(0.27)	(0.03)
Year ended 3/31/2004	10.82	0.30	0.06	0.36	(0.30)	—
Year ended 3/31/2003	10.56	0.35	0.26	0.61	(0.35)	—
Year ended 3/31/2002(g)	10.72	0.31	(0.08)	0.23	(0.39)	—
Class Z Shares
Year ended 3/31/2006(e)	$10.47	$0.39	$(0.13)	$0.26	$(0.39)	$(0.03)
Year ended 3/31/2005	10.87	0.38	(0.37)	0.01	(0.38)	(0.03)
Year ended 3/31/2004	10.81	0.41	0.06	0.47	(0.41)	—
Year ended 3/31/2003	10.55	0.46	0.26	0.72	(0.46)	—
Year ended 3/31/2002(g)	10.70	0.50	(0.15)	0.35	(0.50)	—

										Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets(d)		Ratio of net investment income to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
Florida Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(e)	$(0.39)	$10.31	2.30%	$46,351	0.75	%(f)	3.48	%(f)	13%	0.89	%(f)
Year ended 3/31/2005	(0.38)	10.46	(0.18)	16,980	0.75		3.32		5	0.97
Year ended 3/31/2004	(0.38)	10.86	4.17	18,854	0.75		3.53		25	0.96
Year ended 3/31/2003	(0.43)	10.80	6.68	18,358	0.75		4.04		20	0.97
Year ended 3/31/2002(g)	(0.47)	10.54	3.03	8,530	0.75		4.40		15	0.98
Class B Shares
Year ended 3/31/2006(e)	$(0.31)	$10.32	1.54%	$8,222	1.50	%(f)	2.73	%(f)	13%	1.64	%(f)
Year ended 3/31/2005	(0.30)	10.47	(0.92)	6,764	1.50		2.57		5	1.72
Year ended 3/31/2004	(0.30)	10.87	3.39	8,885	1.50		2.78		25	1.71
Year ended 3/31/2003	(0.35)	10.81	5.87	9,700	1.50		3.29		20	1.72
Year ended 3/31/2002(g)	(0.39)	10.55	2.26	5,700	1.50		3.65		15	1.73
Class C Shares
Year ended 3/31/2006(e)	$(0.32)	$10.33	1.57%	$6,708	1.45	%(f)	2.73	%(f)	13%	1.64	%(f)
Year ended 3/31/2005	(0.30)	10.48	(0.92)	8,243	1.50		2.57		5	1.72
Year ended 3/31/2004	(0.30)	10.88	3.38	10,246	1.50		2.78		25	1.71
Year ended 3/31/2003	(0.35)	10.82	5.85	9,160	1.50		3.29		20	1.72
Year ended 3/31/2002(g)	(0.39)	10.56	2.12	2,116	1.50		3.65		15	1.73
Class Z Shares
Year ended 3/31/2006(e)	$(0.42)	$10.31	2.46%	$202,913	0.50	%(f)	3.73	%(f)	13%	0.64	%(f)
Year ended 3/31/2005	(0.41)	10.47	0.07	155,470	0.50		3.57		5	0.72
Year ended 3/31/2004	(0.41)	10.87	4.43	205,937	0.50		3.78		25	0.71
Year ended 3/31/2003	(0.46)	10.81	6.94	216,624	0.50		4.29		20	0.72
Year ended 3/31/2002(g)	(0.50)	10.55	3.28	211,928	0.50		4.65		15	0.73

(a)  Per share net investment income has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  Had the Investment Advisor/Distributor not reimbursed a portion of expenses, total return would have been reduced.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(f)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%

(g)  Effective April 1, 2001, the Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

Class A Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.

Class B Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

Class C Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

Class Z Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.

See Accompanying Notes to Financial Statements.

126

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Financial highlights (continued)

See Accompanying Notes to Financial Statements.

127

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Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Total dividends and distributions	Net asset value end of period
Georgia Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(e)	$10.66	$0.40	$(0.15)	$0.25	$(0.40)	$(0.40)	$10.51
Year ended 3/31/2005	10.98	0.41	(0.32)	0.09	(0.41)	(0.41)	10.66
Year ended 3/31/2004	10.92	0.42	0.06	0.48	(0.42)	(0.42)	10.98
Year ended 3/31/2003	10.69	0.46	0.23	0.69	(0.46)	(0.46)	10.92
Year ended 3/31/2002(g)	10.82	0.48	(0.13)	0.35	(0.48)	(0.48)	10.69
Class B Shares
Year ended 3/31/2006(e)	$10.67	$0.32	$(0.15)	$0.17	$(0.32)	$(0.32)	$10.52
Year ended 3/31/2005	10.99	0.32	(0.32)	0.00	(0.32)	(0.32)	10.67
Year ended 3/31/2004	10.92	0.34	0.07	0.41	(0.34)	(0.34)	10.99
Year ended 3/31/2003	10.69	0.39	0.22	0.61	(0.38)	(0.38)	10.92
Year ended 3/31/2002(g)	10.82	0.39	(0.12)	0.27	(0.40)	(0.40)	10.69
Class C Shares
Year ended 3/31/2006(e)	$10.66	$0.32	$(0.15)	$0.17	$(0.32)	$(0.32)	$10.51
Year ended 3/31/2005	10.98	0.33	(0.33)	0.00	(0.32)	(0.32)	10.66
Year ended 3/31/2004	10.92	0.34	0.06	0.40	(0.34)	(0.34)	10.98
Year ended 3/31/2003	10.69	0.37	0.24	0.61	(0.38)	(0.38)	10.92
Year ended 3/31/2002(g)	10.82	0.39	(0.12)	0.27	(0.40)	(0.40)	10.69
Class Z Shares
Year ended 3/31/2006(e)	$10.66	$0.43	$(0.15)	$0.28	$(0.43)	$(0.43)	$10.51
Year ended 3/31/2005	10.98	0.43	(0.32)	0.11	(0.43)	(0.43)	10.66
Year ended 3/31/2004	10.92	0.45	0.06	0.51	(0.45)	(0.45)	10.98
Year ended 3/31/2003	10.69	0.49	0.23	0.72	(0.49)	(0.49)	10.92
Year ended 3/31/2002(g)	10.82	0.50	(0.13)	0.37	(0.50)	(0.50)	10.69

								Without waivers and/or expense reimbursements
	Total return(b)(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets(d)		Ratio of net investment income to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
Georgia Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(e)	2.38%	$17,913	0.75	%(f)	3.79	%(f)	12%	0.94	%(f)
Year ended 3/31/2005	0.80	21,415	0.75		3.76		8	1.00
Year ended 3/31/2004	4.47	21,887	0.75		3.83		11	0.98
Year ended 3/31/2003	6.54	18,979	0.75		4.22		15	0.98
Year ended 3/31/2002(g)	3.24	12,791	0.75		4.40		6	1.01
Class B Shares
Year ended 3/31/2006(e)	1.62%	$2,581	1.50	%(f)	3.04	%(f)	12%	1.69	%(f)
Year ended 3/31/2005	0.05	6,662	1.50		3.01		8	1.75
Year ended 3/31/2004	3.79	7,462	1.50		3.08		11	1.73
Year ended 3/31/2003	5.76	9,135	1.50		3.47		15	1.73
Year ended 3/31/2002(g)	2.47	6,865	1.50		3.65		6	1.76
Class C Shares
Year ended 3/31/2006(e)	1.62%	$2,189	1.50	%(f)	3.04	%(f)	12%	1.69	%(f)
Year ended 3/31/2005	0.05	3,254	1.50		3.01		8	1.75
Year ended 3/31/2004	3.69	4,769	1.50		3.08		11	1.73
Year ended 3/31/2003	5.74	5,190	1.50		3.47		15	1.73
Year ended 3/31/2002(g)	2.46	1,400	1.50		3.65		6	1.76
Class Z Shares
Year ended 3/31/2006(e)	2.63%	$102,259	0.50	%(f)	4.04	%(f)	12%	0.69	%(f)
Year ended 3/31/2005	1.05	114,652	0.50		4.01		8	0.75
Year ended 3/31/2004	4.73	133,207	0.50		4.08		11	0.73
Year ended 3/31/2003	6.81	150,797	0.50		4.47		15	0.73
Year ended 3/31/2002(g)	3.50	134,638	0.50		4.65		6	0.76

(a)  Per share net investment income has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(f)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Effective April 1, 2001, the Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

Class A Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.

Class B Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

Class C Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

Class Z Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.

See Accompanying Notes to Financial Statements.

128

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Financial highlights (continued)

See Accompanying Notes to Financial Statements.

129

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Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Total dividends and distributions	Net asset value end of period
Maryland Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(e)	$10.78	$0.39	$(0.22)	$0.17	$(0.38)	$(0.38)	$10.57
Year ended 3/31/2005	11.22	0.39	(0.44)	(0.05)	(0.39)	(0.39)	10.78
Year ended 3/31/2004	11.22	0.41	— (g)	0.41	(0.41)	(0.41)	11.22
Year ended 3/31/2003	10.84	0.44	0.38	0.82	(0.44)	(0.44)	11.22
Year ended 3/31/2002(h)	11.01	0.47	(0.17)	0.30	(0.47)	(0.47)	10.84
Class B Shares
Year ended 3/31/2006(e)	$10.78	$0.30	$(0.21)	$0.09	$(0.30)	$(0.30)	$10.57
Year ended 3/31/2005	11.23	0.31	(0.45)	(0.14)	(0.31)	(0.31)	10.78
Year ended 3/31/2004	11.22	0.33	— (g)	0.33	(0.32)	(0.32)	11.23
Year ended 3/31/2003	10.84	0.37	0.37	0.74	(0.36)	(0.36)	11.22
Year ended 3/31/2002(h)	11.01	0.38	(0.16)	0.22	(0.39)	(0.39)	10.84
Class C Shares
Year ended 3/31/2006(e)	$10.78	$0.30	$(0.21)	$0.09	$(0.30)	$(0.30)	$10.57
Year ended 3/31/2005	11.23	0.31	(0.45)	(0.14)	(0.31)	(0.31)	10.78
Year ended 3/31/2004	11.22	0.33	— (g)	0.33	(0.32)	(0.32)	11.23
Year ended 3/31/2003	10.84	0.36	0.38	0.74	(0.36)	(0.36)	11.22
Year ended 3/31/2002(h)	11.01	0.35	(0.13)	0.22	(0.39)	(0.39)	10.84
Class Z Shares
Year ended 3/31/2006(e)	$10.78	$0.41	$(0.21)	$0.20	$(0.41)	$(0.41)	$10.57
Year ended 3/31/2005	11.23	0.41	(0.44)	(0.03)	(0.42)	(0.42)	10.78
Year ended 3/31/2004	11.22	0.45	— (g)	0.45	(0.44)	(0.44)	11.23
Year ended 3/31/2003	10.84	0.47	0.38	0.85	(0.47)	(0.47)	11.22
Year ended 3/31/2002(h)	11.01	0.50	(0.17)	0.33	(0.50)	(0.50)	10.84

								Without waivers and/or expense reimbursements
	Total return(b)(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets(d)		Ratio of net investment income to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
Maryland Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(e)	1.59%	$28,877	0.75	%(f)	3.59	%(f)	24%	0.91	%(f)
Year ended 3/31/2005	(0.43)	30,400	0.75		3.54		2	0.98
Year ended 3/31/2004	3.70	34,458	0.75		3.64		19	0.97
Year ended 3/31/2003	7.69	32,174	0.75		3.97		15	0.97
Year ended 3/31/2002(h)	2.76	20,760	0.75		4.29		16	0.99
Class B Shares
Year ended 3/31/2006(e)	0.83%	$7,825	1.50	%(f)	2.84	%(f)	24%	1.66	%(f)
Year ended 3/31/2005	(1.26)	13,119	1.50		2.79		2	1.73
Year ended 3/31/2004	3.02	17,955	1.50		2.89		19	1.72
Year ended 3/31/2003	6.89	20,565	1.50		3.22		15	1.72
Year ended 3/31/2002(h)	1.99	6,318	1.50		3.54		16	1.74
Class C Shares
Year ended 3/31/2006(e)	0.83%	$1,979	1.50	%(f)	2.84	%(f)	24%	1.66	%(f)
Year ended 3/31/2005	(1.26)	2,628	1.50		2.79		2	1.73
Year ended 3/31/2004	3.02	2,825	1.50		2.89		19	1.72
Year ended 3/31/2003	6.88	2,776	1.50		3.22		15	1.72
Year ended 3/31/2002(h)	1.98	1,454	1.50		3.54		16	1.74
Class Z Shares
Year ended 3/31/2006(e)	1.84%	$148,553	0.50	%(f)	3.84	%(f)	24%	0.66	%(f)
Year ended 3/31/2005	(0.27)	153,653	0.50		3.79		2	0.73
Year ended 3/31/2004	4.05	188,400	0.50		3.89		19	0.72
Year ended 3/31/2003	7.95	192,668	0.50		4.22		15	0.72
Year ended 3/31/2002(h)	3.02	172,600	0.50		4.54		16	0.74

(a)  Per share net investment income has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(f)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Amount represents less than $0.01 per share.

(h)  Effective April 1, 2001, the Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

Class A Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.29%.

Class B Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.

Class C Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.

Class Z Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.54%.

See Accompanying Notes to Financial Statements.

130

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Financial highlights (continued)

See Accompanying Notes to Financial Statements.

131

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Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Total dividends and distributions	Net asset value end of period
North Carolina Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(d)	$10.56	$0.41	$(0.16)	$0.25	$(0.41)	$(0.41)	$10.40
Year ended 3/31/2005	10.87	0.41	(0.31)	0.10	(0.41)	(0.41)	10.56
Year ended 3/31/2004	10.85	0.41	0.02	0.43	(0.41)	(0.41)	10.87
Year ended 3/31/2003	10.44	0.44	0.41	0.85	(0.44)	(0.44)	10.85
Year ended 3/31/2002(g)	10.58	0.46	(0.14)	0.32	(0.46)	(0.46)	10.44
Class B Shares
Year ended 3/31/2006(d)	$10.56	$0.33	$(0.17)	$0.16	$(0.33)	$(0.33)	$10.39
Year ended 3/31/2005	10.87	0.33	(0.31)	0.02	(0.33)	(0.33)	10.56
Year ended 3/31/2004	10.85	0.33	0.02	0.35	(0.33)	(0.33)	10.87
Year ended 3/31/2003	10.43	0.36	0.42	0.78	(0.36)	(0.36)	10.85
Year ended 3/31/2002(g)	10.58	0.38	(0.15)	0.23	(0.38)	(0.38)	10.43
Class C Shares
Year ended 3/31/2006(d)	$10.56	$0.33	$(0.16)	$0.17	$(0.33)	$(0.33)	$10.40
Year ended 3/31/2005	10.87	0.33	(0.31)	0.02	(0.33)	(0.33)	10.56
Year ended 3/31/2004	10.85	0.33	0.02	0.35	(0.33)	(0.33)	10.87
Year ended 3/31/2003	10.44	0.36	0.41	0.77	(0.36)	(0.36)	10.85
Year ended 3/31/2002(g)	10.58	0.34	(0.10)	0.24	(0.38)	(0.38)	10.44
Class Z Shares
Year ended 3/31/2006(d)	$10.56	$0.43	$(0.16)	$0.27	$(0.44)	$(0.44)	$10.39
Year ended 3/31/2005	10.87	0.43	(0.30)	0.13	(0.44)	(0.44)	10.56
Year ended 3/31/2004	10.85	0.44	0.02	0.46	(0.44)	(0.44)	10.87
Year ended 3/31/2003	10.43	0.46	0.42	0.88	(0.46)	(0.46)	10.85
Year ended 3/31/2002(g)	10.58	0.49	(0.16)	0.33	(0.48)	(0.48)	10.43

								Without waivers and/or expense reimbursements
	Total return(b)(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
North Carolina Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(d)	2.37%	$19,155	0.75	%(e)	3.89	%(e)	16%	0.92	%(e)
Year ended 3/31/2005	0.93	19,082	0.75	(f)	3.83		6	0.98
Year ended 3/31/2004	4.03	25,608	0.75	(f)	3.77		20	0.97
Year ended 3/31/2003	8.21	23,677	0.75		4.05		9	0.97
Year ended 3/31/2002(g)	3.04	11,975	0.75	(f)	4.33		13	0.99
Class B Shares
Year ended 3/31/2006(d)	1.51%	$4,478	1.50	%(e)	3.14	%(e)	16%	1.67	%(e)
Year ended 3/31/2005	0.18	13,403	1.50	(f)	3.08		6	1.73
Year ended 3/31/2004	3.25	16,228	1.50	(f)	3.02		20	1.72
Year ended 3/31/2003	7.51	18,414	1.50		3.30		9	1.72
Year ended 3/31/2002(g)	2.17	5,917	1.50	(f)	3.58		13	1.74
Class C Shares
Year ended 3/31/2006(d)	1.60%	$4,650	1.50	%(e)	3.14	%(e)	16%	1.67	%(e)
Year ended 3/31/2005	0.17	4,037	1.50	(f)	3.08		6	1.73
Year ended 3/31/2004	3.25	1,942	1.50	(f)	3.02		20	1.72
Year ended 3/31/2003	7.40	1,585	1.50		3.30		9	1.72
Year ended 3/31/2002(g)	2.25	734	1.50	(f)	3.58		13	1.74
Class Z Shares
Year ended 3/31/2006(d)	2.53%	$138,854	0.50	%(e)	4.14	%(e)	16%	0.67	%(e)
Year ended 3/31/2005	1.19	150,588	0.50	(f)	4.08		6	0.73
Year ended 3/31/2004	4.29	192,537	0.50	(f)	4.02		20	0.72
Year ended 3/31/2003	8.59	203,170	0.50		4.30		9	0.72
Year ended 3/31/2002(g)	3.20	176,671	0.50	(f)	4.58		13	0.74

(a)  Per share net investment income has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  Had the Investment Advisor not reimbursed a portion of expenses, total would have been reduced.

(d)  On August 22, 2005 the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(g)  Effective April 1, 2001, the North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

Class A Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.23% to 4.33%.

Class B Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.

Class C Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.

Class Z Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.48% to 4.58%.

See Accompanying Notes to Financial Statements.

132

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

133

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
South Carolina Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(e)	$10.46	$0.43	$(0.17)	$0.26	$(0.40)	$(0.07)
Year ended 3/31/2005	10.79	0.41	(0.29)	0.12	(0.41)	(0.04)
Year ended 3/31/2004	10.73	0.42	0.14	0.56	(0.42)	(0.08)
Year ended 3/31/2003	10.50	0.46	0.24	0.70	(0.47)	— (g)
Year ended 3/31/2002(h)	10.64	0.50	(0.14)	0.36	(0.50)	—
Class B Shares
Year ended 3/31/2006(e)	$10.46	$0.34	$(0.16)	$0.18	$(0.32)	$(0.07)
Year ended 3/31/2005	10.79	0.33	(0.29)	0.04	(0.33)	(0.04)
Year ended 3/31/2004	10.73	0.34	0.14	0.48	(0.34)	(0.08)
Year ended 3/31/2003	10.50	0.40	0.22	0.62	(0.39)	— (g)
Year ended 3/31/2002(h)	10.64	0.42	(0.14)	0.28	(0.42)	—
Class C Shares
Year ended 3/31/2006(e)	$10.47	$0.34	$(0.16)	$0.18	$(0.32)	$(0.07)
Year ended 3/31/2005	10.80	0.33	(0.29)	0.04	(0.33)	(0.04)
Year ended 3/31/2004	10.74	0.34	0.14	0.48	(0.34)	(0.08)
Year ended 3/31/2003	10.51	0.38	0.24	0.62	(0.39)	— (g)
Year ended 3/31/2002(h)	10.64	0.41	(0.12)	0.29	(0.42)	—
Class Z Shares
Year ended 3/31/2006(e)	$10.46	$0.46	$(0.18)	$0.28	$(0.42)	$(0.07)
Year ended 3/31/2005	10.79	0.43	(0.29)	0.14	(0.43)	(0.04)
Year ended 3/31/2004	10.74	0.45	0.13	0.58	(0.45)	(0.08)
Year ended 3/31/2003	10.50	0.50	0.24	0.74	(0.50)	— (g)
Year ended 3/31/2002(h)	10.64	0.52	(0.14)	0.38	(0.52)	—

										Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets(d)		Ratio of net investment income to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
South Carolina Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(e)	$(0.47)	$10.25	2.46%	$18,855	0.75	%(f)	3.78	%(f)	11%	0.89	%(f)
Year ended 3/31/2005	(0.45)	10.46	1.11	23,303	0.75		3.80		9	0.96
Year ended 3/31/2004	(0.50)	10.79	5.41	27,956	0.75		3.94		15	0.96
Year ended 3/31/2003	(0.47)	10.73	6.79	29,186	0.75		4.39		24	0.96
Year ended 3/31/2002(h)	(0.50)	10.50	3.39	17,791	0.75		4.67		8	0.98
Class B Shares
Year ended 3/31/2006(e)	$(0.39)	$10.25	1.70%	$4,135	1.50	%(f)	3.03	%(f)	11%	1.64	%(f)
Year ended 3/31/2005	(0.37)	10.46	0.35	8,170	1.50		3.06		9	1.72
Year ended 3/31/2004	(0.42)	10.79	4.62	10,524	1.50		3.19		15	1.71
Year ended 3/31/2003	(0.39)	10.73	6.00	11,892	1.50		3.64		24	1.71
Year ended 3/31/2002(h)	(0.42)	10.50	2.62	7,797	1.50		3.92		8	1.73
Class C Shares
Year ended 3/31/2006(e)	$(0.39)	$10.26	1.70%	$7,060	1.50	%(f)	3.03	%(f)	11%	1.64	%(f)
Year ended 3/31/2005	(0.37)	10.47	0.36	7,944	1.50		3.06		9	1.72
Year ended 3/31/2004	(0.42)	10.80	4.62	9,103	1.50		3.19		15	1.71
Year ended 3/31/2003	(0.39)	10.74	5.98	9,997	1.50		3.64		24	1.71
Year ended 3/31/2002(h)	(0.42)	10.51	2.71	3,713	1.50		3.92		8	1.73
Class Z Shares
Year ended 3/31/2006(e)	$(0.49)	$10.25	2.71%	$160,021	0.50	%(f)	4.03	%(f)	11%	0.64	%(f)
Year ended 3/31/2005	(0.47)	10.46	1.36	178,468	0.50		4.05		9	0.72
Year ended 3/31/2004	(0.53)	10.79	5.57	220,249	0.50		4.19		15	0.71
Year ended 3/31/2003	(0.50)	10.74	7.16	212,300	0.50		4.64		24	0.71
Year ended 3/31/2002(h)	(0.52)	10.50	3.65	207,645	0.50		4.92		8	0.73

(a)  Per share net investment income has been calculated using the average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  Had the Investment Advisor not reimbursed a portion of expenses, total would have been reduced.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)  On August 22, 2005 the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(f)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Amount represents less than $0.01 per share.

(h)  Effective April 1, 2001, the South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

Class A Shares — increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.53% to 4.67%.

Class B Shares — increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.

Class C Shares — increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.

Class Z Shares — increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.78% to 4.92%.

See Accompanying Notes to Financial Statements.

134

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

135

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
Texas Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(e)	$10.25	$0.38	$(0.12)	$0.26	$(0.38)	$(0.11)
Year ended 3/31/2005	10.61	0.37	(0.30)	0.07	(0.37)	(0.06)
Year ended 3/31/2004	10.50	0.39	0.11	0.50	(0.39)	—
Year ended 3/31/2003	10.19	0.45	0.31	0.76	(0.45)	—
Year ended 3/31/2002(g)	10.35	0.48	(0.16)	0.32	(0.48)	—
Class B Shares
Year ended 3/31/2006(e)	$10.25	$0.29	$(0.10)	$0.19	$(0.30)	$(0.11)
Year ended 3/31/2005	10.62	0.29	(0.31)	(0.02)	(0.29)	(0.06)
Year ended 3/31/2004	10.51	0.31	0.11	0.42	(0.31)	—
Year ended 3/31/2003	10.19	0.37	0.32	0.69	(0.37)	—
Year ended 3/31/2002(g)	10.35	0.40	(0.16)	0.24	(0.40)	—
Class C Shares
Year ended 3/31/2006(e)	$10.26	$0.29	$(0.11)	$0.18	$(0.30)	$(0.11)
Year ended 3/31/2005	10.62	0.30	(0.31)	(0.01)	(0.29)	(0.06)
Year ended 3/31/2004	10.50	0.31	0.12	0.43	(0.31)	—
Year ended 3/31/2003	10.18	0.37	0.32	0.69	(0.37)	—
Year ended 3/31/2002(g)	10.35	0.24	(0.02)	0.22	(0.39)	—
Class Z Shares
Year ended 3/31/2006(e)	$10.25	$0.40	$(0.11)	$0.29	$(0.40)	$(0.11)
Year ended 3/31/2005	10.62	0.39	(0.30)	0.09	(0.40)	(0.06)
Year ended 3/31/2004	10.51	0.41	0.11	0.52	(0.41)	—
Year ended 3/31/2003	10.19	0.47	0.32	0.79	(0.47)	—
Year ended 3/31/2002(g)	10.35	0.50	(0.16)	0.34	(0.50)	—

										Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets(d)		Ratio of net investment income to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
Texas Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(e)	$(0.49)	$10.02	2.50%	$7,252	0.75	%(f)	3.65	%(f)	31%	0.88	%(f)
Year ended 3/31/2005	(0.43)	10.25	0.70	5,708	0.75		3.55		15	0.96
Year ended 3/31/2004	(0.39)	10.61	4.83	7,277	0.75		3.68		16	0.96
Year ended 3/31/2003	(0.45)	10.50	7.55	8,665	0.75		4.29		29	0.96
Year ended 3/31/2002(g)	(0.48)	10.19	3.10	4,813	0.75		4.62		5	0.97
Class B Shares
Year ended 3/31/2006(e)	$(0.41)	$10.03	1.87%	$392	1.50	%(f)	2.90	%(f)	31%	1.63	%(f)
Year ended 3/31/2005	(0.35)	10.25	(0.14)	3,449	1.50		2.80		15	1.71
Year ended 3/31/2004	(0.31)	10.62	4.05	4,393	1.50		2.93		16	1.71
Year ended 3/31/2003	(0.37)	10.51	6.85	5,166	1.50		3.54		29	1.71
Year ended 3/31/2002(g)	(0.40)	10.19	2.33	2,021	1.50		3.87		5	1.72
Class C Shares
Year ended 3/31/2006(e)	$(0.41)	$10.03	1.76%	$254	1.50	%(f)	2.90	%(f)	31%	1.63	%(f)
Year ended 3/31/2005	(0.35)	10.26	(0.05)	362	1.50		2.80		15	1.71
Year ended 3/31/2004	(0.31)	10.62	4.17	466	1.50		2.93		16	1.71
Year ended 3/31/2003	(0.37)	10.50	6.84	85	1.50		3.54		29	1.71
Year ended 3/31/2002(g)	(0.39)	10.18	2.16	58	1.50		3.87		5	1.72
Class Z Shares
Year ended 3/31/2006(e)	$(0.51)	$10.03	2.86%	$184,127	0.50	%(f)	3.90	%(f)	31%	0.63	%(f)
Year ended 3/31/2005	(0.46)	10.25	0.86	214,002	0.50		3.80		15	0.71
Year ended 3/31/2004	(0.41)	10.62	5.09	248,306	0.50		3.93		16	0.71
Year ended 3/31/2003	(0.47)	10.51	7.92	263,658	0.50		4.54		29	0.71
Year ended 3/31/2002(g)	(0.50)	10.19	3.36	265,882	0.50		4.87		5	0.72

(a)  Per share net investment income has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  Had the Investment Advisor not reimbursed a portion of expenses, total would have been reduced.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)  On August 22, 2005 the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(f)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Effective April 1, 2001, the Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

Class A Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.59% to 4.62%.

Class B Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.

Class C Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.

Class Z Shares — increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.84% to 4.87%.

See Accompanying Notes to Financial Statements.

136

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

137

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
Virginia Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(e)	$10.86	$0.38	$(0.18)	$0.20	$(0.38)	$(0.01)
Year ended 3/31/2005	11.21	0.40	(0.33)	0.07	(0.40)	(0.02)
Year ended 3/31/2004	11.18	0.43	0.03	0.46	(0.43)	— (g)
Year ended 3/31/2003	10.79	0.46	0.38	0.84	(0.45)	—
Year ended 3/31/2002(h)	10.92	0.47	(0.13)	0.34	(0.47)	—
Class B Shares
Year ended 3/31/2006(e)	$10.86	$0.30	$(0.18)	$0.12	$(0.30)	$(0.01)
Year ended 3/31/2005	11.22	0.32	(0.34)	(0.02)	(0.32)	(0.02)
Year ended 3/31/2004	11.18	0.35	0.04	0.39	(0.35)	— (g)
Year ended 3/31/2003	10.79	0.37	0.39	0.76	(0.37)	—
Year ended 3/31/2002(h)	10.92	0.39	(0.13)	0.26	(0.39)	—
Class C Shares
Year ended 3/31/2006(e)	$10.86	$0.30	$(0.18)	$0.12	$(0.30)	$(0.01)
Year ended 3/31/2005	11.21	0.32	(0.33)	(0.01)	(0.32)	(0.02)
Year ended 3/31/2004	11.18	0.35	0.03	0.38	(0.35)	— (g)
Year ended 3/31/2003	10.79	0.37	0.39	0.76	(0.37)	—
Year ended 3/31/2002(h)	10.92	0.39	(0.13)	0.26	(0.39)	—
Class Z Shares
Year ended 3/31/2006(e)	$10.86	$0.44	$(0.21)	$0.23	$(0.41)	$(0.01)
Year ended 3/31/2005	11.21	0.43	(0.33)	0.10	(0.43)	(0.02)
Year ended 3/31/2004	11.18	0.46	0.03	0.49	(0.46)	— (g)
Year ended 3/31/2003	10.79	0.48	0.39	0.87	(0.48)	—
Year ended 3/31/2002(h)	10.92	0.50	(0.13)	0.37	(0.50)	—

										Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets(d)		Ratio of net investment income to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
Virginia Intermediate Municipal Bond
Class A Shares
Year ended 3/31/2006(e)	$(0.39)	$10.67	1.88%	$53,054	0.75	%(f)	3.54	%(f)	30%	0.87	%(f)
Year ended 3/31/2005	(0.42)	10.86	0.69	48,476	0.75		3.70		14	0.94
Year ended 3/31/2004	(0.43)	11.21	4.21	57,288	0.75		3.85		17	0.95
Year ended 3/31/2003	(0.45)	11.18	7.95	57,088	0.75		4.11		7	0.95
Year ended 3/31/2002(h)	(0.47)	10.79	3.18	45,678	0.75		4.33		10	0.97
Class B Shares
Year ended 3/31/2006(e)	$(0.31)	$10.67	1.12%	$4,360	1.50	%(f)	2.79	%(f)	30%	1.62	%(f)
Year ended 3/31/2005	(0.34)	10.86	(0.15)	13,563	1.50		2.95		14	1.69
Year ended 3/31/2004	(0.35)	11.22	3.52	15,907	1.50		3.10		17	1.70
Year ended 3/31/2003	(0.37)	11.18	7.14	17,337	1.50		3.36		7	1.70
Year ended 3/31/2002(h)	(0.39)	10.79	2.40	8,987	1.50		3.58		10	1.72
Class C Shares
Year ended 3/31/2006(e)	$(0.31)	$10.67	1.12%	$1,450	1.50	%(f)	2.79	%(f)	30%	1.62	%(f)
Year ended 3/31/2005	(0.34)	10.86	(0.06)	1,860	1.50		2.95		14	1.69
Year ended 3/31/2004	(0.35)	11.21	3.43	2,303	1.50		3.10		17	1.70
Year ended 3/31/2003	(0.37)	11.18	7.14	1,680	1.50		3.36		7	1.70
Year ended 3/31/2002(h)	(0.39)	10.79	2.41	869	1.50		3.58		10	1.72
Class Z Shares
Year ended 3/31/2006(e)	$(0.42)	$10.67	2.13%	$266,292	0.50	%(f)	3.79	%(f)	30%	0.62	%(f)
Year ended 3/31/2005	(0.45)	10.86	0.94	282,024	0.50		3.94		14	0.69
Year ended 3/31/2004	(0.46)	11.21	4.47	280,515	0.50		4.10		17	0.70
Year ended 3/31/2003	(0.48)	11.18	8.21	287,348	0.50		4.36		7	0.70
Year ended 3/31/2002(h)	(0.50)	10.79	3.44	237,459	0.50		4.58		10	0.72

(a)  Per share net investment income has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  Had the Investment Advisor not reimbursed a portion of expenses, total would have been reduced.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)  On August 22, 2005 the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(f)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Amount represents less than $0.01 per share.

(h)  Effective April 1, 2001, the Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

Class A Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.33%.

Class B Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.

Class C Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.

Class Z Shares — increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.58%.

See Accompanying Notes to Financial Statements.

138

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

139

Notes to financial statements

Note 1.  Organization

Columbia Funds Series Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following portfolios of the Trust (each a "Fund" and collectively, the "Funds"):

Fund Name	Former Fund Name
Columbia Short Term Municipal Bond Fund	Nations Short-Term Municipal Income Fund

Columbia Municipal Income Fund	Nations Municipal Income Fund

Columbia California Intermediate Municipal Bond Fund	Nations California Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund	Nations Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund	Nations Georgia Intermediate Municipal Bond Fund

Columbia Maryland Intermediate Municipal Bond Fund	Nations Maryland Intermediate Municipal Bond Fund

Columbia North Carolina Intermediate Municipal Bond Fund	Nations North Carolina Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund	Nations South Carolina Intermediate Municipal Bond Fund

Columbia Texas Intermediate Municipal Bond Fund	Nations Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund	Nations Virginia Intermediate Municipal Bond Fund

On September 23, 2005, Nations Funds Trust was renamed Columbia Funds Series Trust. Also on that date, each of the Funds presented in these financial statements was renamed as disclosed above.

Investment Goals: Columbia Short Term Municipal Bond Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal. Columbia Municipal Income Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long term municipal securities. Each of the Intermediate Municipal Bond Funds seeks high current income exempt from federal income tax and the respective state income tax consistent with moderate fluctuation of principal.

Fund Shares: The Funds offer four classes of shares: Class A, Class B, Class C and Class Z shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class. On August 22, 2005, Investor A, Investor B, Investor C and Primary A shares of the Funds were renamed Class A, Class B, Class C and Class Z shares, respectively.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain amounts have been reclassified in the 2005 schedules of capital stock activity to conform to the current year financial statement presentation. These changes have no effect on net assets. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation: Securities are generally valued by an independent pricing service. These valuations may be based upon a matrix pricing system and/or appraisals which consider such factors as security prices, yields, maturities, redemption features and credit ratings on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Restricted securities, investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other open end investment companies are valued at net asset value.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

When-issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such

140

Notes to financial statements (continued)

transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Futures Contracts: The Funds may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

Income Recognition: Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged directly to such Fund or class.

Distributions to Shareholders: Distributions from net investment income are declared daily and paid monthly for each of the Funds. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

141

Notes to financial statements (continued)

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion on debt securities were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Columbia Short Term Municipal Bond Fund	$(32,718)	$32,718	$—
Columbia Municipal Income Fund	110,029	(110,031)	2
Columbia California Intermediate Municipal Bond Fund	(13,626)	13,626	—
Columbia Florida Intermediate Municipal Bond Fund	80,941	15,509	(96,450)
Columbia Georgia Intermediate Municipal Bond Fund	22,965	(22,985)	20
Columbia Maryland Intermediate Municipal Bond Fund	468	(468)	—
Columbia North Carolina Intermediate Municipal Bond Fund	36,506	(36,506)	—
Columbia South Carolina Intermediate Municipal Bond Fund	18,365	(18,366)	1
Columbia Texas Intermediate Municipal Bond Fund	19,521	(19,521)	—
Columbia Virginia Intermediate Municipal Bond Fund	(16,505)	16,504	1

Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

	3/31/06			3/31/05
Fund	Tax- Exempt Income	Ordinary Income*	Long-Term Capital Gains	Tax- Exempt Income	Ordinary Income*	Long-Term Capital Gains
Columbia Short Term Municipal Bond Fund	$20,454,767	$229,105	$—	$24,193,110	$130,709	$—
Columbia Municipal Income Fund	25,127,169	413,842	—	27,933,987	488,116	—
Columbia California Intermediate Municipal Bond Fund	4,416,434	18,933	630,786	4,184,893	18,152	1,456,003
Columbia Florida Intermediate Municipal Bond Fund	8,547,706	41,604	781,304	7,272,736	722	567,567
Columbia Georgia Intermediate Municipal Bond Fund	5,195,881	101,360	—	5,898,890	57,350	—
Columbia Maryland Intermediate Municipal Bond Fund	7,140,985	73,915	—	7,919,340	82,762	—
Columbia North Carolina Intermediate Municipal Bond Fund	7,075,740	119,903	—	8,052,133	—	—
Columbia South Carolina Intermediate Municipal Bond Fund	7,873,375	168,358	1,377,846	8,879,441	144,244	928,020
Columbia Texas Intermediate Municipal Bond Fund	7,884,701	60,877	2,302,755	8,894,529	119,248	1,472,980
Columbia Virginia Intermediate Municipal Bond Fund	11,849,563	627,401	370,472	13,213,531	56,906	497,635

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

142

Notes to financial statements (continued)

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Short Term Municipal Bond Fund	$1,408,448	$—	$—	$(3,672,492)
Columbia Municipal Income Fund	3,447,161	—	—	29,321,980
Columbia California Intermediate Municipal Bond Fund	339,393	—	—	293,163
Columbia Florida Intermediate Municipal Bond Fund	905,942	—	241,305	4,666,581
Columbia Georgia Intermediate Municipal Bond Fund	559,586	—	—	3,335,393
Columbia Maryland Intermediate Municipal Bond Fund	414,056	—	—	3,415,342
Columbia North Carolina Intermediate Municipal Bond Fund	1,093,740	—	414,225	5,153,669
Columbia South Carolina Intermediate Municipal Bond Fund	1,408,677	—	211,303	4,886,954
Columbia Texas Intermediate Municipal Bond Fund	902,915	—	472,826	4,349,037
Columbia Virginia Intermediate Municipal Bond Fund	1,560,938	—	789,842	2,568,312

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion on debt securities.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Fund	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Columbia Short Term Municipal Bond Fund	$1,338,441	$(5,010,933)	$(3,672,492)
Columbia Municipal Income Fund	30,379,056	(1,057,076)	29,321,980
Columbia California Intermediate Municipal Bond Fund	1,346,080	(1,052,917)	293,163
Columbia Florida Intermediate Municipal Bond Fund	6,202,118	(1,535,537)	4,666,581
Columbia Georgia Intermediate Municipal Bond Fund	3,795,480	(460,087)	3,335,393
Columbia Maryland Intermediate Municipal Bond Fund	4,869,892	(1,454,550)	3,415,342
Columbia North Carolina Intermediate Municipal Bond Fund	6,157,601	(1,003,932)	5,153,669
Columbia South Carolina Intermediate Municipal Bond Fund	5,662,276	(775,322)	4,886,954
Columbia Texas Intermediate Municipal Bond Fund	5,292,504	(943,467)	4,349,037
Columbia Virginia Intermediate Municipal Bond Fund	6,247,753	(3,679,441)	2,568,312

The following capital loss carryforwards, determined as of March 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	Expiring in 2009	Expiring in 2010	Expiring in 2011	Expiring in 2012	Expiring in 2013	Expiring in 2014
Columbia Short Term Municipal Bond Fund	$360,272	$14,892	$336,127	$110,010	$1,652,421	$1,817,431
Columbia Municipal Income Fund		—	—	1,104,671	1,320,005
Columbia Georgia Intermediate Municipal Bond Fund	552,341	57,952	955,601	—	—	—
Columbia Maryland Intermediate Municipal Bond Fund	202,401	—	480,249	—	828,332	901,428

During the year ended March 31, 2006, the following Funds utilized capital losses as follows:

Fund	Capital Losses Utilized (000)
Municipal Income	$3,457,230
Florida Intermediate Municipal Bond	298,220
Georgia Intermediate Municipal Bond	478,417
North Carolina Intermediate Municipal Bond	468,522

143

Notes to financial statements (continued)

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2006, the following Funds elected to defer losses occurring between November 1, 2005 and March 31, 2006 under these rules as follows:

Capital Losses Deferred
Columbia Short-Term Municipal Bond Fund	$1,320,351
Columbia California Intermediate Municipal Bond Fund	27,155
Columbia Maryland Intermediate Municipal Bond Fund	89,400

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of BOA, is the investment advisor to the Funds. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA"), was the investment advisor to the Funds, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	Fees on Average Net Assets
	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
All Funds (except Columbia Short Term Municipal Bond Fund and Columbia Municipal Income Fund)	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Columbia Short Term Municipal Bond Fund	0.30%	0.25%	0.25%	0.25%	0.25%	0.25%
Columbia Municipal Income Fund	0.41%	0.36%	0.33%	0.30%	0.29%	0.28%

For the year ended March 31, 2006, the effective investment advisory fee rates for the Funds, as a percentage of the Funds' average daily net assets, were as follows:

Fund	Annualized Effective Fee Rate
Columbia Short Term Municipal Bond Fund	0.28%
Columbia Municipal Income Fund	0.40%
Columbia California Intermediate Municipal Bond Fund	0.40%
Columbia Florida Intermediate Municipal Bond Fund	0.40%
Columbia Georgia Intermediate Municipal Bond Fund	0.40%
Columbia Maryland Intermediate Municipal Bond Fund	0.40%
Columbia North Carolina Intermediate Municipal Bond Fund	0.40%
Columbia South Carolina Intermediate Municipal Bond Fund	0.40%
Columbia Texas Intermediate Municipal Bond Fund	0.40%
Columbia Virginia Intermediate Municipal Bond Fund	0.40%

Administration Fee: Columbia provides administrative and other services to the Funds. Prior to August 22, 2005, BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of BOA, served as the administrator to the Funds under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Funds.

Under the Administration Agreement, Columbia is entitled to receive an administration fee from each Fund except Columbia Municipal Income Fund, computed daily and paid monthly, at the annual rate of 0.15% of each Fund's average daily net assets less the fees payable by each Fund under the Pricing and Bookkeeping Agreement (described below). Columbia Municipal Income Fund pays an administration fee at the annual rate of 0.14% of the Fund's average daily net assets less the fees payable under the Pricing and Bookkeeping Agreement.

144

Notes to financial statements (continued)

Pricing and Bookkeeping Fees: Columbia is responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its Pricing and Bookkeeping Agreement with the Funds, Columbia receives from each Fund an annual fee of $38,000 paid monthly. In addition, each of the Funds pays a monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000 (exclusive of out of pocket expenses and charges). The Funds also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent has contracted with BFDS to serve as sub-transfer agent. Prior to August 22, 2005, PFPC Inc. ("PFPC") served as the transfer agent for the Funds' shares and BOA served as the sub-transfer agent for the Class Z shares (formerly Primary A shares) of the Funds.

Effective August 22, 2005, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Prior to August 22, 2005, BOA was entitled to receive from PFPC a fee equal to the costs incurred by BOA in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Class Z shares of each Fund. These amounts are included in "Transfer agent fees" on the Statements of operations. For the period ended August 22, 2005, BOA earned sub-transfer agent fees from the Funds as follows:

Fund	Sub-Transfer Agent Fee
Columbia Short Term Municipal Bond Fund	$9,792
Columbia Municipal Income Fund	7,208
Columbia California Intermediate Municipal Bond Fund	1,543
Columbia Florida Intermediate Municipal Bond Fund	1,949
Columbia Georgia Intermediate Municipal Bond Fund	1,479
Columbia Maryland Intermediate Municipal Bond Fund	2,041
Columbia North Carolina Intermediate Municipal Bond Fund	1,929
Columbia South Carolina Intermediate Municipal Bond Fund	2,303
Columbia Texas Intermediate Municipal Bond Fund	2,717
Columbia Virginia Intermediate Municipal Bond Fund	3,674

Underwriting Discounts, Service and Distribution Fees: Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares. Prior to August 22, 2005, BACAP Distributors served as the distributor of the Funds' shares, under the same fee structure. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., which was then renamed

145

Notes to financial statements (continued)

Columbia Management Distributors, Inc. For the year ended March 31, 2006, the Distributor has retained net underwriting discounts and net contingent deferred sales charge ("CDSC") fees as follows:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class A	Class B	Class C
Columbia Short Term Municipal Bond Fund	$18,324	$518	$—	$804
Columbia Municipal Income Fund	12,026	—	3,234	10
Columbia California Intermediate Municipal Bond Fund	13,562	—	2,087	1
Columbia Florida Intermediate Municipal Bond Fund	3,580	—	10,930	56
Columbia Georgia Intermediate Municipal Bond Fund	8,944	154	6,531	1
Columbia Maryland Intermediate Municipal Bond Fund	21,998	—	12,191	145
Columbia North Carolina Intermediate Municipal Bond Fund	2,374	—	12,537	1,682
Columbia South Carolina Intermediate Municipal Bond Fund	1,751	—	11,134	216
Columbia Texas Intermediate Municipal Bond Fund	—	—	20	1
Columbia Virginia Intermediate Municipal Bond Fund	11,783	—	6,520	347

The Trust has adopted shareholder servicing plans and distribution plans for the Class B Shares and Class C Shares of each Fund and a combined distribution and shareholder servicing plan for Class A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%*	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

*  Columbia Short Term Municipal Bond Fund pays its shareholder servicing fees, at the rates shown above, under a separate shareholder servicing plan.

Expense Limits and Fee Reimbursements: Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

Fund	Annual Rate
Columbia Short Term Municipal Bond Fund	0.40%
Columbia Municipal Income Fund	0.60%
Columbia California Intermediate Municipal Bond Fund	0.50%
Columbia Florida Intermediate Municipal Bond Fund	0.50%
Columbia Georgia Intermediate Municipal Bond Fund	0.50%
Columbia Maryland Intermediate Municipal Bond Fund	0.50%
Columbia North Carolina Intermediate Municipal Bond Fund	0.50%
Columbia South Carolina Intermediate Municipal Bond Fund	0.50%
Columbia Texas Intermediate Municipal Bond Fund	0.50%
Columbia Virginia Intermediate Municipal Bond Fund	0.50%

Columbia is entitled to recover from the Funds any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

146

Notes to financial statements (continued)

At March 31, 2006, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

	Amount of potential recovery expiring			Total potential	Amount recovered during year ended
Fund	3/31/09	3/31/08	3/31/07	recovery	3/31/06
Columbia Short Term Municipal Bond Fund	$622,982	$1,654,068	$1,941,538	$4,218,588	$—
Columbia Municipal Income Fund	—	864,563	1,197,406	2,061,969	—
Columbia California Intermediate Municipal Bond Fund	223,600	355,379	324,546	903,525	—
Columbia Florida Intermediate Municipal Bond Fund	332,711	456,315	486,394	1,275,420	—
Columbia Georgia Intermediate Municipal Bond Fund	260,729	385,979	369,815	1,016,523	—
Columbia Maryland Intermediate Municipal Bond Fund	308,526	491,226	496,036	1,295,788	—
Columbia North Carolina Intermediate Municipal Bond Fund	295,622	473,009	481,044	1,249,675	—
Columbia South Carolina Intermediate Municipal Bond Fund	290,174	492,127	493,535	1,275,836	—
Columbia Texas Intermediate Municipal Bond Fund	277,561	513,068	511,278	1,301,907	—
Columbia Virginia Intermediate Municipal Bond Fund	390,700	650,980	630,499	1,672,179	—

The Distributor has contractually agreed to waive a portion of Class C distribution fees through September 15, 2006 for Columbia Florida Intermediate Municipal Bond Fund to the extent that total expenses exceed 1.45% of Columbia Florida Intermediate Municipal Bond Fund's average daily net assets.

Fees Paid to Officers and Trustees: All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves) another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

Custody Credits: Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Other: Certain Funds have made daily investments of cash balances in Columbia Tax Exempt Reserves (formerly Nations Tax Exempt Reserves), another portfolio of the Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliates" on the Statements of operations. Columbia earned advisory and administration fees on the investments made in the Columbia

147

Notes to financial statements (continued)

Tax Exempt Reserves in addition to the advisory and administration fees earned by Columbia from the Funds. For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Fund	Advisory Fees (earned by Columbia)	Administration Fees (earned by Columbia)
Columbia Short Term Municipal Bond Fund	$8,922	$4,890
Columbia Municipal Income Fund	9,096	5,138
Columbia California Intermediate Municipal Bond Fund	2,954	1,561
Columbia Florida Intermediate Municipal Bond Fund	2,605	1,318
Columbia Georgia Intermediate Municipal Bond Fund	1,940	1,042
Columbia Maryland Intermediate Municipal Bond Fund	2,101	969
Columbia North Carolina Intermediate Municipal Bond Fund	1,386	642
Columbia South Carolina Intermediate Municipal Bond Fund	2,417	1,073
Columbia Texas Intermediate Municipal Bond Fund	1,964	904
Columbia Virginia Intermediate Municipal Bond Fund	2,954	2,889

Note 5.  Portfolio Information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

Fund	Purchases	Sales
Columbia Short Term Municipal Bond Fund	$101,429,603	$516,327,062
Columbia Municipal Income Fund	72,710,613	89,302,672
Columbia California Intermediate Municipal Bond Fund	44,682,771	43,351,592
Columbia Florida Intermediate Municipal Bond Fund	31,235,028	88,706,786
Columbia Georgia Intermediate Municipal Bond Fund	15,936,396	37,468,610
Columbia Maryland Intermediate Municipal Bond Fund	45,681,215	52,094,636
Columbia North Carolina Intermediate Municipal Bond Fund	27,871,879	43,258,030
Columbia South Carolina Intermediate Municipal Bond Fund	21,248,244	42,290,742
Columbia Texas Intermediate Municipal Bond Fund	64,763,657	97299,567
Columbia Virginia Intermediate Municipal Bond Fund	99,749,245	115,315,642

Note 6.  Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert automatically to Class A shares according to the following schedule:

Columbia Municipal Income Fund

	Class B Shares you bought:	Will convert to Class A Shares after you've owned them for:
—	after November 15, 1998	Eight years

—	between August 1, 1997 and November 15, 1998:

	$0 - $249,999	Nine years

	$250,000 - $499,999	Six years

	$500,000 - $999,999	Five years

—	before August 1, 1997	Eight years

Intermediate Municipal Bond Funds

	Class B Shares you bought:	Will convert to Class A Shares after you've owned them for:
—	after November 15, 1998	Eight years

—	between August 1, 1998 and November 15, 1998:

	$0 - $499,999	Six years

	$500,000 - $999,999	Five years

See Schedules of capital stock activity.

148

Notes to financial statements (continued)

As of March 31, 2006, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Short Term Municipal Bond Fund	1	86.5%
Columbia Municipal Income Fund	1	91.3%
Columbia California Intermediate Municipal Bond Fund	1	91.5%
Columbia Florida Intermediate Municipal Bond Fund	1	73.9%
Columbia Georgia Intermediate Municipal Bond Fund	1	80.2%
Columbia Maryland Intermediate Municipal Bond Fund	1	78.4%
Columbia North Carolina Intermediate Municipal Bond Fund	1	80.0%
Columbia South Carolina Intermediate Municipal Bond Fund	1	81.2%
Columbia Texas Intermediate Municipal Bond Fund	1	94.6%
Columbia Virginia Intermediate Municipal Bond Fund	1	80.1%

Note 7.  Line of Credit

The Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating fund based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund.

Prior to August 22, 2005, the Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating fund maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2006. During the year ended March 31, 2006, borrowings by the Funds under the Agreement were as follows:

Fund	Average Amount Outstanding*	Average Interest Rate
Columbia Short Term Municipal Bond Fund	$130,301	3.43%
Columbia Municipal Income Fund	99,246	3.37
Columbia California Intermediate Municipal Bond Fund	1,508	3.39
Columbia Florida Intermediate Municipal Bond Fund	30,339	3.47
Columbia Georgia Intermediate Municipal Bond Fund	3,148	3.35
Columbia Maryland Intermediate Municipal Bond Fund	1,896	3.51
Columbia North Carolina Intermediate Municipal Bond Fund	11	3.27
Columbia South Carolina Intermediate Municipal Bond Fund	1,820	3.27
Columbia Texas Intermediate Municipal Bond Fund	19,497	3.44
Columbia Virginia Intermediate Municipal Bond Fund	17,246	3.26

*  The average amount outstanding was calculated based on daily balances in the period.

149

Notes to financial statements (continued)

Note 8.  Disclosure of Significant Risks and Contingencies

Concentration of Credit Risk: The Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Funds' insurers is rated AAA by Moody's Investors Services, Inc. At March 31, 2006, investments supported by private insurers that represent greater than 5% of the total investments of the Funds were as follows:

Columbia Short Term Municipal Bond Fund

Insurer (Unaudited)	% of Total Investments
MBIA Insurance Corp.	12.5
Financial Guaranty Insurance Co.	7.7
Financial Security Assurance, Inc.	6.1

Columbia California Intermediate Municipal Bond Fund

Insurer (Unaudited)	% of Total Investments
Ambac Assurance Corp.	18.5
Financial Security Assurance, Inc.	14.6
Financial Guaranty Insurance Co.	14.3
MBIA Insurance Corp.	12.6

Columbia Georgia Intermediate Municipal Bond Fund

Insurer (Unaudited)	% of Total Investments
MBIA Insurance Corp.	20.6
Ambac Assurance Corp.	19.2
Financial Security Assurance, Inc.	6.7
Financial Guaranty Insurance Co.	5.3
Federal National Mortgage Association	5.2

Columbia Municipal Income Fund

Insurer (Unaudited)	% of Total Investments
Ambac Assurance Corp.	15.8
MBIA Insurance Corp.	11.8
Financial Guaranty Insurance Co.	9.2
Financial Security Assurance, Inc.	8.3

Columbia Florida Intermediate Municipal Bond Fund

Insurer (Unaudited)	% of Total Investments
MBIA Insurance Corp.	24.4
Ambac Assurance Corp.	17.9
Financial Guaranty Insurance Co.	15.1
Financial Security Assurance, Inc.	11.2

Columbia Maryland Intermediate Municipal Bond Fund

Insurer (Unaudited)	% of Total Investments
Financial Guaranty Insurance Co.	12.8
Financial Security Assurance, Inc.	7.1
Ambac Assurance Corp.	6.1
MBIA Insurance Corp.	5.3

Columbia North Carolina Intermediate Municipal Bond Fund

Insurer (Unaudited)	% of Total Investments
MBIA Insurance Corp.	13.3
Financial Security Assurance, Inc.	11.7
Ambac Assurance Corp.	9.9
Financial Guaranty Insurance Co.	9.6

Columbia Texas Intermediate Municipal Bond Fund

Insurer (Unaudited)	% of Total Investments
Permanent School Fund Guaranteed	27.3
MBIA Insurance Corp.	16.8
Ambac Assurance Corp.	12.7
Financial Security Assurance, Inc.	8.9
Financial Guaranty Insurance Co.	7.0

Columbia South Carolina Intermediate Municipal Bond Fund

Insurer (Unaudited)	% of Total Investments
Financial Security Assurance, Inc.	20.1
Ambac Assurance Corp.	17.5
MBIA Insurance Corp.	17.0

Columbia Virginia Intermediate Municipal Bond Fund

Insurer (Unaudited)	% of Total Investments
MBIA Insurance Corp.	19.5
Financial Security Assurance, Inc.	10.5
Financial Guaranty Insurance Co.	5.8

150

Notes to financial statements (continued)

Geographic Concentration: A Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved,

151

Notes to financial statements (continued)

BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

For the year ended March 31, 2006, Columbia has assumed $361,402 of legal, consulting services and Trustees' fees incurred by the Columbia Municipal Income Fund in connection with these matters.

Note 9.  Proposed Reorganization

The Board of Trustees of the Funds approved a proposal to merge Columbia Municipal Income Fund into Columbia Tax Exempt Fund. The Board of Trustees also approved a proposal to merge Columbia Florida Intermediate Municipal Bond Fund and Columbia Texas Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund. The mergers, which are subject to approval by shareholders of the Funds and the satisfaction of certain other conditions, are expected to be completed in the third quarter of 2006.

Note 10.  Business Combinations and Mergers

On September 16, 2005, Columbia Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund merged into Nations Florida Intermediate Municipal Bond Fund. Nations Florida Intermediate Municipal Bond Fund received a tax-free transfer of assets from Columbia Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund as follows:

	Shares Issued	Net Assets Received	Unrealized Appreciation*
Columbia Florida Intermediate Municipal Bond Fund	5,607,056	$59,127,310	$1,965,958
Nations Florida Municipal Bond Fund	7,490,596	78,979,914	4,916,715
	Net Assets of Nations Florida Intermediate Municipal Bond Fund Prior to Combination	Net Assets of Columbia Florida Intermediate Fund and Nations Florida Municipal Bond Fund Immediately Prior to Combination	Municipal Bond Net Assets of Nations Florida Intermediate Municipal Bond Fund After Combination
	$174,321,941	$138,107,224	$312,429,165

*  Unrealized appreciation is included in the respective Net Assets Received.

Nations Florida Intermediate Municipal Bond Fund was then renamed Columbia Florida Intermediate Municipal Bond Fund.

152

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust (formerly Nations Funds Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Municipal Bond Fund (formerly Nations Short-Term Municipal Income Fund), Columbia Municipal Income Fund (formerly Nations Municipal Income Fund), Columbia California Intermediate Municipal Bond Fund (formerly Nations California Intermediate Municipal Bond Fund), Columbia Florida Intermediate Municipal Bond Fund (formerly Nations Florida Intermediate Municipal Bond Fund), Columbia Georgia Intermediate Municipal Bond Fund (formerly Nations Georgia Intermediate Municipal Bond Fund), Columbia Maryland Intermediate Municipal Bond Fund (formerly Nations Maryland Intermediate Municipal Bond Fund), Columbia North Carolina Intermediate Municipal Bond Fund (formerly Nations North Carolina Intermediate Municipal Bond Fund), Columbia South Carolina Intermediate Municipal Bond Fund (formerly Nations South Carolina Intermediate Municipal Bond Fund), Columbia Texas Intermediate Municipal Bond Fund (formerly Nations Texas Intermediate Municipal Bond Fund) and Columbia Virginia Intermediate Municipal Bond Fund (formerly Nations Virginia Intermediate Municipal Bond Fund) (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

153

Tax information  (unaudited)

For the fiscal year ended March 31, 2006, the following percentage of distributions made from net investment income of the Nations Municipal Bond Funds are exempt for Federal income tax purposes. A portion of the income may also be subject to Federal Alternative Minimum Tax.

Fund	Federal exempt percentage
Short-Term Municipal Income	98.9%
Municipal Income	98.4
California Intermediate Municipal Bond	99.6
Florida Intermediate Municipal Bond	99.5
Georgia Intermediate Municipal Bond	98.1
Maryland Intermediate Municipal Bond	99.0
North Carolina Intermediate Municipal Bond	98.3
South Carolina Intermediate Municipal Bond	97.9
Texas Intermediate Municipal Bond	99.2
Virginia Intermediate Municipal Bond	95.0

For the fiscal year ended March 31, 2006, the Funds designate long-term capital gains as follows:

Fund	Total long-term capital gain
California Intermediate Municipal Bond	$630,786
Florida Intermediate Municipal Bond	1,022,609
North Carolina Intermediate Municipal Bond	414,226
South Carolina Intermediate Municipal Bond	1,589,149
Texas Intermediate Municipal Bond	2,775,581
Virginia Intermediate Municipal Bond	1,160,314

154

Columbia Funds

Fund governance  (unaudited)

Trustees

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

155

Columbia Funds

Fund governance (continued)  (unaudited)

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

156

Board Consideration and Re-Approval of Investment Advisory Agreements  (unaudited)

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Municipal Income Fund, Columbia Short Term Municipal Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia Florida Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Texas Intermediate Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund. The investment advisory agreements with CMA are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 16-17, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of CMA. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Board received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of the Funds and CMA. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Funds' Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Board considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for performance would differ from that of expenses to provide a more accurate basis of

157

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)   (unaudited)

comparison. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Board also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and the expense and performance rankings of each Fund in the Lipper data, CMA apprised the Board of individual characteristics (such as: poor rankings in terms of management fees, overall expenses or performance or a combination of below-average to poor performance and below-average to poor management fee and expense rankings) of any Fund that they believed warranted further investigation by the Board.

The Board considered the impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in Net Advisory Rates and/or total expenses of certain Funds, including in conjunction with certain recent Fund mergers. The Boards also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

The Board also reviewed and considered a report prepared and provided by Eric Sirri, the Independent Fee Consultant to the Funds appointed pursuant to the NYAG Settlement. Mr. Sirri's report included information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

The Board concluded that the factors noted above, and other factors, supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

158

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)   (unaudited)

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including institutional investors. The Board concluded that, where the Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Funds. Such benefits could include, among others, benefits attributable to CMA's relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, a portfolio review and fund performance reports. In addition, the Board confers with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

159

Management Fee Evaluation By Independent Fee Consultant  (unaudited)

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance

between the Office of Attorney General of New York State and

Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.

November 17, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Nations Funds, only if the Independent Members (as such term is defined in the AOD) of the Nations Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Nations Funds. This report is the annual written evaluation of the Nations Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.2

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Nations Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the [Nations] Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a [Nations] Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the [Nations] Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Nations Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Nations Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Nations Funds and comparable non- Nations Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC, which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

2  CMG is in the process of renaming the Nations Funds. Throughout this report, unless otherwise noted, the names "Nations Funds" and "Columbia Funds" will be used interchangeably.

160

Management Fee Evaluation By Independent Fee Consultant (continued)  (unaudited)

Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Nations Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved. In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates....

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Nations Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Nations Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Nations Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of the CMG staff to gain an understanding of the organizational structure and personnel involved in running the Nations fund family. Exhibit 1 lists the CMG staff that I or consultants retained by me have had contact with over the past four months.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management

161

Management Fee Evaluation By Independent Fee Consultant (continued)  (unaudited)

have discussed issues relating to management agreements and performance of Nations Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Nations Funds met in advance of the October Section 15(c) contact approval meeting to review certain fee, performance and other data for the Nations Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Nations Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee/performance "screens." The seven screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Negative ranking for 1-year performance vs. actual management fee category;

e. Negative ranking for 1-year performance vs. total expense category;

f. Negative ranking for 3-year performance vs. actual management fee category;

g. Negative ranking for 3-year performance vs. total expense category.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Nations Funds.

IV. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Nations Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Nations Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Nations Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 57.57 percent of Nations Funds have performance higher than the median of their respective Lipper performance universe, and 53.97 percent of Nations Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Nations Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Nations Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 71.21 percent of Nations Funds have expenses below the median of their Lipper expense universe, and 71.21 percent of Nations Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Nations Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often through the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings for funds in non-advisory expenses.

162

Management Fee Evaluation By Independent Fee Consultant (continued)  (unaudited)

4. Profitability to CMG of the individual funds ranges widely and the overall profitability to CMG of its relationship with the Nations Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary for me to better assess fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Nations Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 56.36 (31 out of 55) of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing. My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

163

COLUMBIA FUNDS

Columbia Funds

Growth funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed fund	Columbia Tax-Managed Growth Fund

Specialty funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

Taxable Bond funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

164

Columbia Funds

Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds	Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

165

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166

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167

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168

IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Funds

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street
Boston MA 02110

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Municipal Bond Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

169

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an
e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Municipal Bond Funds   Annual Report, March 31, 2006

Columbia Management.

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

PRSRT STD
U.S. Postage
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SHC-42/109518-0306 (05/06) 06/11184

Columbia Money
Market Funds

Annual report for the year ended
March 31, 2006

Columbia Cash Reserves
(formerly Nations Cash Reserves)

Columbia Money Market Reserves
(formerly Nations Money Market Reserves)

Columbia Treasury Reserves
(formerly Nations Treasury Reserves)

Columbia Government Reserves
(formerly Nations Government Reserves)

Columbia Municipal Reserves
(formerly Nations Municipal Reserves)

Columbia Tax-Exempt Reserves
(formerly Nations Tax-Exempt Reserves)

Columbia California
Tax-Exempt Reserves
(formerly Nations California Tax-Exempt Reserves)

Columbia New York
Tax-Exempt Reserves
(formerly Nations New York Tax-Exempt Reserves)

An investment in money market mutual funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Columbia Funds. This material must be preceded or accompanied by a current Columbia Funds prospectus.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, LLC (CMA) is an SEC-registered investment advisor, an indirect wholly-owned subsidiary of Bank of America Corporation and part of Columbia Management Group, LLC.

Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

The views expressed in the President's Letter reflect current views. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and Columbia Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Letter

Dear Shareholder:

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure—the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal.1

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006.We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L.Wilson
President, Columbia Funds

1Past performance is no guarantee of future results.

Shareholder expense example

Columbia Cash Reserves	3

Columbia Money Market Reserves	4

Columbia Treasury Reserves	5

Columbia Government Reserves	6

Columbia Municipal Reserves	7

Columbia Tax-Exempt Reserves	8

Columbia California Tax-Exempt Reserves	9

Columbia New York Tax-Exempt Reserves	10

Financial statements

Investment portfolios	11

Statements of assets and liabilities	102

Statements of operations	108

Statements of changes in net assets	110

Schedules of capital stock activity	114

Financial highlights	130

Notes to financial statements	162

Report of independent registered public accounting firm	173

Tax information	174

Fund governance	175

Board consideration and re-approval of investment advisory agreements	177

Management fee evaluation by independent fee consultant	180

Columbia funds	184

Important information about this report	189

Columbia Cash Reserves

(formerly Nations Cash Reserves)

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Capital Class	1,000.00	1,000.00	1,020.49	1,023.93	1.01	1.01	0.20
Trust Class	1,000.00	1,000.00	1,020.00	1,023.44	1.51	1.51	0.30
Liquidity Class	1,000.00	1,000.00	1,019.70	1,023.19	1.76	1.77	0.35
Adviser Class	1,000.00	1,000.00	1,019.20	1,022.69	2.27	2.27	0.45
Investor Class	1,000.00	1,000.00	1,018.70	1,022.19	2.77	2.77	0.55
Market Class	1,000.00	1,000.00	1,018.20	1,021.69	3.27	3.28	0.65
Daily Class	1,000.00	1,000.00	1,017.50	1,020.94	4.02	4.03	0.80
Class A	1,000.00	1,000.00	1,018.20	1,021.69	3.27	3.28	0.65
Class B	1,000.00	1,000.00	1,014.91	1,018.45	6.53	6.54	1.30
Class C	1,000.00	1,000.00	1,014.91	1,018.45	6.53	6.54	1.30
Class Z	1,000.00	1,000.00	1,015.68	1,023.93	0.75	1.01	0.20
Institutional Class	1,000.00	1,000.00	1,020.29	1,023.73	1.21	1.21	0.24
Marsico Shares	1,000.00	1,000.00	1,018.70	1,022.19	2.77	2.77	0.55

Had the investment advisor, administrator and/or distributor not waived or reimbursed a portion of the expenses, total return would have been reduced.

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

3

Columbia Money Market Reserves

(formerly Nations Money Market Reserves)

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Capital Class	1,000.00	1,000.00	1,020.49	1,023.93	1.01	1.01	0.20
Trust Class	1,000.00	1,000.00	1,020.00	1,023.44	1.51	1.51	0.30
Liquidity Class	1,000.00	1,000.00	1,019.80	1,023.19	1.76	1.77	0.35
Adviser Class	1,000.00	1,000.00	1,019.30	1,022.69	2.27	2.27	0.45
Investor Class	1,000.00	1,000.00	1,018.80	1,022.19	2.77	2.77	0.55
Market Class	1,000.00	1,000.00	1,016.19	1,021.69	2.84	3.28	0.65
Daily Class	1,000.00	1,000.00	1,017.50	1,020.94	4.02	4.03	0.80
Class B	1,000.00	1,000.00	1,015.01	1,018.45	6.53	6.54	1.30
Class C	1,000.00	1,000.00	1,014.91	1,018.45	6.53	6.54	1.30
Institutional Class	1,000.00	1,000.00	1,020.29	1,023.73	1.21	1.21	0.24
Retail A Shares	1,000.00	1,000.00	1,015.00	1,023.59	0.98	1.36	0.27
G-Trust Shares	1,000.00	1,000.00	1,015.29	1,023.93	0.72	1.01	0.20

Had the investment advisor, administrator and/or distributor not waived or reimbursed a portion of the expenses, total return would have been reduced.

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

4

Columbia Treasury Reserves

(formerly Nations Treasury Reserves)

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Capital Class	1,000.00	1,000.00	1,019.90	1,023.93	1.01	1.01	0.20
Trust Class	1,000.00	1,000.00	1,019.40	1,023.44	1.51	1.51	0.30
Liquidity Class	1,000.00	1,000.00	1,019.20	1,023.19	1.76	1.77	0.35
Adviser Class	1,000.00	1,000.00	1,018.70	1,022.69	2.26	2.27	0.45
Investor Class	1,000.00	1,000.00	1,018.10	1,022.19	2.77	2.77	0.55
Market Class	1,000.00	1,000.00	1,015.58	1,021.69	2.84	3.28	0.65
Daily Class	1,000.00	1,000.00	1,016.90	1,020.94	4.02	4.03	0.80
Class A	1,000.00	1,000.00	1,017.60	1,021.69	3.27	3.28	0.65
Class B	1,000.00	1,000.00	1,014.31	1,018.45	6.53	6.54	1.30
Institutional Class	1,000.00	1,000.00	1,019.70	1,023.73	1.21	1.21	0.24

Had the investment advisor, administrator and/or distributor not waived or reimbursed a portion of the expenses, total return would have been reduced.

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

5

Columbia Government Reserves

(formerly Nations Government Reserves)

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Capital Class	1,000.00	1,000.00	1,020.09	1,023.93	1.01	1.01	0.20
Trust Class	1,000.00	1,000.00	1,019.60	1,023.44	1.51	1.51	0.30
Liquidity Class	1,000.00	1,000.00	1,019.40	1,023.19	1.76	1.77	0.35
Adviser Class	1,000.00	1,000.00	1,018.90	1,022.69	2.27	2.27	0.45
Investor Class	1,000.00	1,000.00	1,018.40	1,022.19	2.77	2.77	0.55
Market Class	1,000.00	1,000.00	1,016.49	1,021.69	2.84	3.28	0.65
Daily Class	1,000.00	1,000.00	1,017.10	1,020.94	4.02	4.03	0.80
Class A	1,000.00	1,000.00	1,017.90	1,021.69	3.27	3.28	0.65
Class B	1,000.00	1,000.00	1,014.61	1,018.45	6.53	6.54	1.30
Institutional Class	1,000.00	1,000.00	1,019.90	1,023.73	1.21	1.21	0.24
Retail A Shares	1,000.00	1,000.00	1,014.72	1,023.49	1.05	1.46	0.29
G-Trust Shares	1,000.00	1,000.00	1,015.00	1,023.93	0.72	1.01	0.20

Had the investment advisor, administrator and/or distributor not waived or reimbursed a portion of the expenses, total return would have been reduced.

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

6

Columbia Municipal Reserves

(formerly Nations Municipal Reserves)

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Capital Class	1,000.00	1,000.00	1,014.31	1,023.93	1.00	1.01	0.20
Trust Class	1,000.00	1,000.00	1,013.81	1,023.44	1.51	1.51	0.30
Liquidity Class	1,000.00	1,000.00	1,013.51	1,023.19	1.76	1.77	0.35
Adviser Class	1,000.00	1,000.00	1,013.01	1,022.69	2.26	2.27	0.45
Investor Class	1,000.00	1,000.00	1,012.52	1,022.19	2.76	2.77	0.55
Market Class	1,000.00	1,000.00	1,010.39	1,021.69	2.83	3.28	0.65
Daily Class	1,000.00	1,000.00	1,011.32	1,020.94	4.01	4.03	0.80
Class B	1,000.00	1,000.00	1,006.68	1,018.45	6.50	6.54	1.30
Class Z	1,000.00	1,000.00	1,010.91	1,023.93	0.74	1.01	0.20
Institutional Class	1,000.00	1,000.00	1,014.11	1,023.73	1.21	1.21	0.24

Had the investment advisor, administrator and/or distributor not waived or reimbursed a portion of the expenses, total return would have been reduced.

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

7

Columbia Tax-Exempt Reserves

(formerly Nations Tax-Exempt Reserves)

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Capital Class	1,000.00	1,000.00	1,014.01	1,023.93	1.00	1.01	0.20
Trust Class	1,000.00	1,000.00	1,013.51	1,023.44	1.51	1.51	0.30
Liquidity Class	1,000.00	1,000.00	1,013.31	1,023.19	1.76	1.77	0.35
Adviser Class	1,000.00	1,000.00	1,012.81	1,022.69	2.26	2.27	0.45
Investor Class	1,000.00	1,000.00	1,012.32	1,022.19	2.76	2.77	0.55
Daily Class	1,000.00	1,000.00	1,011.02	1,020.94	4.01	4.03	0.80
Class A	1,000.00	1,000.00	1,011.82	1,021.69	3.26	3.28	0.65
Institutional Class	1,000.00	1,000.00	1,013.81	1,023.73	1.20	1.21	0.24
Retail A Shares	1,000.00	1,000.00	1,010.09	1,023.49	1.05	1.46	0.29
G-Trust Shares	1,000.00	1,000.00	1,010.41	1,023.93	0.72	1.01	0.20

Had the investment advisor, administrator and/or distributor not waived or reimbursed a portion of the expenses, total return would have been reduced.

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

8

Columbia California Tax-Exempt Reserves

(formerly Nations California Tax-Exempt Reserves)

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Capital Class	1,000.00	1,000.00	1,013.91	1,023.93	1.00	1.01	0.20
Trust Class	1,000.00	1,000.00	1,013.41	1,023.44	1.51	1.51	0.30
Liquidity Class	1,000.00	1,000.00	1,013.11	1,023.19	1.76	1.77	0.35
Adviser Class	1,000.00	1,000.00	1,012.62	1,022.69	2.26	2.27	0.45
Investor Class	1,000.00	1,000.00	1,012.12	1,022.19	2.76	2.77	0.55
Market Class	1,000.00	1,000.00	1,010.69	1,021.69	2.83	3.28	0.65
Daily Class	1,000.00	1,000.00	1,010.92	1,020.94	4.01	4.03	0.80
Class B	1,000.00	1,000.00	1,008.18	1,018.45	6.51	6.54	1.30
Institutional Class	1,000.00	1,000.00	1,013.71	1,023.73	1.20	1.21	0.24

Had the investment advisor, administrator and/or distributor not waived or reimbursed a portion of the expenses, total return would have been reduced.

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

9

Columbia New York Tax-Exempt Reserves

(formerly Nations New York Tax-Exempt Reserves)

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Capital Class	1,000.00	1,000.00	1,014.01	1,023.93	1.00	1.01	0.20
Trust Class	1,000.00	1,000.00	1,013.51	1,023.44	1.51	1.51	0.30
Adviser Class	1,000.00	1,000.00	1,012.72	1,022.69	2.26	2.27	0.45
Market Class	1,000.00	1,000.00	1,011.72	1,021.69	3.26	3.28	0.65
Institutional Class	1,000.00	1,000.00	1,013.81	1,023.73	1.20	1.21	0.24
Retail A Shares	1,000.00	1,000.00	1,010.09	1,023.44	1.08	1.51	0.30
G-Trust Shares	1,000.00	1,000.00	1,010.41	1,023.93	0.72	1.01	0.20

Had the investment advisor and/or administrator not waived or reimbursed a portion of the expenses, total return would have been reduced.

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

10

Columbia Cash Reserves

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Certificates of deposit — 29.6%
190,400,000	Abbey National Treasury Services PLC 4.690% 01/16/07(a)(b)	190,583,129
	American Express Bank FSB
100,500,000	4.736% 04/18/06(a)	100,500,000
85,000,000	4.791% 02/28/07(a)	85,000,000
94,500,000	American Express Centurion Bank 4.736% 04/18/06(a)	94,500,000
125,000,000	Bank of New York Co. 4.858% 04/27/07(a)(b)	125,000,000
	Bank Tokyo Mitsubishi Ltd. NY
600,000,000	4.770% 12/29/06	600,000,000
744,000,000	4.800% 01/11/07	744,000,000
480,650,000	4.850% 01/03/07	480,650,000
	Barclays Bank PLC
250,000,000	4.060% 07/25/06	250,000,000
20,000,000	4.723% 06/21/06(a)	19,999,328
	Canadian Imperial Bank of Commerce
382,250,000	4.800% 12/05/06	382,256,277
50,000,000	4.803% 12/05/06	49,994,041
20,000,000	4.829% 03/15/08(a)	20,000,000
581,000,000	Credit Agricole SA 5.000% 03/09/07	581,000,000
	Credit Suisse First Boston NY
560,000,000	4.539% 01/12/07(a)	560,000,000
800,000,000	4.575% 10/18/06(a)	800,000,000
100,000,000	4.740% 05/10/06(a)	100,003,001
583,000,000	4.750% 11/07/06	583,000,000
700,000,000	5.250% 04/03/07	700,000,000
	DEPFA Bank PLC
371,250,000	4.800% 12/05/06	371,250,000
125,000,000	4.920% 03/15/07(a)	125,021,180
	Deutsche Bank AG
492,000,000	4.105% 08/25/06	492,009,548
646,000,000	4.805% 02/21/07	646,000,000
572,387,000	4.875% 04/03/06	572,387,000
590,000,000	4.950% 02/06/07	590,000,000
250,000,000	First Tennessee Bank National Association 4.743% 12/08/06(a)(b)	250,000,000
120,000,000	HSBC Bank USA 4.920% 12/14/06(a)	120,037,385
42,500,000	Keycorp 4.994% 05/23/06(a)	42,513,243
75,000,000	Landesbank Baden- Wuerttemberg Girozentrale 4.900% 09/29/06(a)	74,980,821
	Natexis Banques Populaires
250,000,000	4.105% 07/31/06	249,995,879
576,250,000	5.010% 02/12/07	576,250,000
632,000,000	5.055% 02/21/07	632,000,000
300,000,000	Nordea Bank AB 4.680% 04/09/07(a)	300,000,000

Par ($)		Value ($)
	Certificates of deposit — (continued)
20,000,000	Nordea Bank Finland PLC NY 4.570% 10/02/06(a)	19,996,621
	Northern Rock PLC
15,500,000	4.651% 10/20/06(a)(b)	15,504,961
101,500,000	4.940% 04/09/07(a)(b)	101,569,804
	LOC: Wells Fargo Bank N.A.
861,000,000	4.661% 04/05/07(a)(b)	861,038,667
453,500,000	Royal Bank of Canada NY 4.865% 12/22/06(a)	453,384,468
200,000,000	Royal Bank of Scotland 4.763% 08/30/06(a)	199,983,518
	Societe Generale
500,000,000	4.200% 09/01/06	500,000,000
575,000,000	4.250% 09/06/06	575,000,000
800,000,000	4.850% 04/03/06	800,000,000
800,000,000	Svenska Handelsbanken 4.716% 09/20/06(a)	799,925,131
1,040,000,000	Unicredito Italiano Bank 4.701% 03/09/07(a)	1,040,000,000
	Unicredito Italiano NY
167,000,000	4.481% 10/04/06(a)	166,959,580
405,000,000	4.490% 10/03/06(a)	404,969,486
100,000,000	4.768% 09/01/06(a)	99,990,269
380,000,000	4.770% 08/30/06(a)	380,000,000
90,000,000	4.808% 09/08/06(a)	89,985,160
35,000,000	4.833% 12/11/06(a)	34,989,295
15,000,000	4.840% 06/14/06(a)	14,998,430
	Wells Fargo & Co.
10,000,000	4.739% 04/13/07(a)(b)	10,000,000
111,950,000	4.980% 06/12/06(a)	111,975,516
10,480,000	5.000% 09/15/06(a)	10,485,782
	Westpac Banking Corp.
186,000,000	4.765% 06/01/06(a)	185,986,524
135,000,000	4.790% 06/08/06(a)	134,988,179
	Total certificates of deposit (Cost of $18,520,662,223)	18,520,662,223
	Corporate bonds — 28.7%
1,000,000	1800 Indian Wood Ltd., LOC: Fifth Third Bank 4.820% 04/01/26(a)	1,000,000
3,895,000	20/20 Custom Molded Plastics LP, LOC: National City Bank 4.890% 08/01/13(a)	3,895,000
1,420,000	2320 Properties LLC, LOC: Fifth Third Bank 4.820% 11/01/22(a)	1,420,000
2,530,000	2440 LLC, LOC: Fifth Third Bank 4.820% 05/01/24(a)(b)	2,530,000
330,000	4-L Co. of Carmel, LOC: JPMorgan Chase Bank 4.880% 11/01/13(a)	330,000

See Accompanying Notes to Financial Statements.

11

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Corporate bonds — (continued)
2,100,000	701 Green Valley Associates LLC, LOC: Wachovia Bank N.A. 4.930% 01/01/18(a)	2,100,000
9,000,000	A & M Hospital Convention Center, LOC: Columbus Bank & Trust Co. 4.880% 01/01/25(a)	9,000,000
2,110,000	Absom LLC, LOC: Fifth Third Bank 4.820% 06/01/15(a)	2,110,000
3,237,000	ACC Leasing LLC, LOC: National City Bank 4.890% 05/01/23(a)	3,237,000
3,145,000	Acme Paper & Supply Co., LOC: Wachovia Bank N.A. 4.980% 09/15/20(a)	3,145,000
5,750,000	Al-Fe Heat Treating, Inc., LOC: National City Bank 4.890% 05/01/21(a)	5,750,000
500,000,000	Alliance & Leicester PLC 4.680% 12/01/06(a)(b)	500,000,000
	American Express Credit Corp.
323,000,000	4.761% 12/05/06	323,008,921
82,000,000	4.826% 06/20/06(a)(b)	82,000,000
5,590,000	American Made LLC, LOC: National City Bank 4.890% 12/01/24(a)	5,590,000
6,000,000	Aquarium Parking Deck, LOC: SunTrust Bank 4.800% 04/01/20(a)	6,000,000
960,000	Archbishop of Cincinnati Trustee, LOC: Fifth Third Bank 4.820% 04/01/23(a)	960,000
7,370,000	Arogas, Inc., LOC: Wachovia Bank N.A. 4.930% 12/01/10(a)	7,370,000
150,000,000	ASIF Global Financing 4.774% 02/23/07(a)	150,025,207
1,735,000	Atlanta Bread Co. International, Inc., LOC: Columbus Bank & Trust Co. 4.880% 09/01/23(a)	1,735,000
170,000,000	Atlas Capital Funding Corp. 4.798% 09/25/06(a)(b)	170,000,000
1,925,000	Autumn House at Powder Mill, Inc., LOC: SunTrust Bank 4.900% 02/01/28(a)(b)	1,925,000
1,750,000	Avatar Corp., LOC: Fifth Third Bank 4.820% 05/01/39(a)	1,750,000

Par ($)		Value ($)
	Corporate bonds — (continued)
1,812,000	Barnes & Thornburg LLP, LOC: Fifth Third Bank 4.820% 07/01/08(a)	1,812,000
4,265,000	Barry-Wehmiller Group, Inc., LOC: Fifth Third Bank 4.820% 05/01/18(a)	4,265,000
17,600,000	Basic Water Co. LLC, LOC: U.S. Bank N.A. 4.850% 08/01/24(a)	17,600,000
1,530,000	Bath Technology Associates Ltd., LOC: National City Bank 4.890% 07/01/17(a)	1,530,000
270,340,000	Bear Stearns Co., Inc. 4.760% 01/16/07(a)	270,723,193
900,000	Beckfield Properties LLC, LOC: Fifth Third Bank 4.820% 12/01/24(a)	900,000
16,075,000	Benjamin Rose Institute, LOC: National City Bank 4.840% 12/01/28(a)	16,075,000
4,460,000	Berkeley Realty Co. LLC, LOC: Wachovia Bank N.A. 4.930% 03/01/22(a)	4,460,000
4,295,000	Berks Medical Realty LP, LOC: Wachovia Bank N.A. 4.880% 03/01/26(a)	4,295,000
7,600,000	Best One Tire & Services LLC, LOC: Fifth Third Bank 4.820% 02/01/18(a)	7,600,000
20,000,000	Beta Finance, Inc. 4.815% 06/13/06(a)(b)	19,999,748
12,635,000	BF Ft. Myers, Inc., LOC: Fifth Third Bank 4.820% 11/01/17(a)	12,635,000
4,950,000	Bleach Tech / LDJ Seville Ltd., LOC: National City Bank 4.890% 11/01/35(a)	4,950,000
4,000,000	Bluegrass Wireless LLC, LOC: Fifth Third Bank 4.820% 02/01/12(a)	4,000,000
3,415,000	Boozer Lumber, LOC: Wachovia Bank N.A. 4.880% 10/01/17(a)	3,415,000
795,000	Bracalente's Manufacturing Co., Inc., LOC: Wachovia Bank N.A. 4.980% 06/01/08(a)	795,000
8,000,000	BRCH Corp., LOC: Wachovia Bank N.A. 4.920% 12/01/28(a)	8,000,000
5,355,000	Brewster Dairy, Inc., LOC: National City Bank 4.890% 04/03/23(a)	5,355,000
1,450,000	Brookville Enterprises, Inc., LOC: Fifth Third Bank 4.820% 10/01/25(a)	1,450,000

See Accompanying Notes to Financial Statements.

12

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Corporate bonds — (continued)
4,515,000	Brookwood Baptist Church, LOC: AmSouth Bank N.A. 4.910% 12/01/23(a)	4,515,000
9,500,000	Brosis Finance LLC, LOC: Branch Banking & Trust Co. 4.820% 09/01/24(a)	9,500,000
	Butler County Surgical Properties LLC, LOC: Fifth Third Bank
1,975,000	4.820% 03/01/23(a)	1,975,000
1,460,000	4.820% 07/01/25(a)	1,460,000
1,300,000	Canal Pointe LLC OH, LOC: Fifth Third Bank 4.820% 12/01/13(a)	1,300,000
9,330,000	Capital Markets Access, LOC: SunTrust Bank 4.800% 11/01/30(a)	9,330,000
91,300,000	CCN Bluegrass 4.848% 02/20/07(a)(b)(c)	91,291,848
4,750,000	CCO LLC, LOC: Fifth Third Bank 4.820% 09/01/24(a)	4,750,000
1,225,000	Central Avenue Properties Ltd., LOC: Fifth Third Bank 4.820% 11/01/23(a)	1,225,000
5,000,000	Central Concrete Supermix, Inc., LOC: SunTrust Bank 4.800% 05/01/21(a)	5,000,000
12,560,000	Central Ohio Medical Textiles, LOC: National City Bank 4.840% 03/01/23(a)	12,560,000
3,865,000	Central Supply Co., LOC: Fifth Third Bank 4.820% 08/01/23(a)	3,865,000
970,000	Chagrin Valley Partners LLC, LOC: Fifth Third Bank 4.820% 11/01/13(a)	970,000
6,200,000	Chatham Capital Corp., LOC: Fifth Third Bank 4.770% 11/01/28(a)	6,200,000
100,000,000	Cheyne Finance LLC 4.788% 08/25/06(a)(b)	99,995,880
4,950,000	Clinic Building LLC, LOC: National City Bank 4.890% 02/01/23(a)	4,950,000
1,500,000	Cole Investments LLC, LOC: Fifth Third Bank 4.820% 07/01/19(a)	1,500,000
2,030,000	Colortech, Inc., LOC: JPMorgan Chase Bank 4.920% 07/01/22(a)	2,030,000
1,405,000	Commodore Medical Services LP, LOC: Fifth Third Bank 4.820% 08/01/23(a)	1,405,000
10,830,000	Conestoga Wood Specialties Corp., LOC: Wachovia Bank N.A. 4.830% 03/01/14(a)	10,830,000

Par ($)		Value ($)
	Corporate bonds — (continued)
2,125,000	Congregation Mkor Shalom, LOC: Wachovia Bank N.A. 4.930% 06/01/23(a)	2,125,000
5,580,000	Cornell Iron Works, Inc., LOC: Wachovia Bank N.A. 4.880% 04/01/19(a)	5,580,000
300,000,000	Corsair Trust 5.060% 06/30/06(a)(b)(c)	300,000,000
3,505,000	Crescent Paper Tube Co., LOC: Fifth Third Bank 4.820% 08/01/22(a)	3,505,000
4,290,000	Crestmont Realty Corp., LOC: Fifth Third Bank 4.820% 11/01/22(a)	4,290,000
4,830,000	Crosspoint Community Church, LOC: AmSouth Bank N.A. 4.910% 09/01/23(a)	4,830,000
	Cullinan Finance Corp.
100,000,000	4.560% 01/16/07(a)	99,992,011
100,000,000	4.560% 01/18/07(a)	99,992,000
150,000,000	4.788% 09/25/06(a)(b)	150,000,000
30,000,000	4.805% 09/05/06(a)(b)	29,997,966
180,000,000	4.895% 03/22/07(a)	179,982,493
2,600,000	Cumberland College, LOC: Fifth Third Bank 4.820% 10/01/23(a)	2,600,000
1,505,000	DAPSCO, Inc., LOC: Fifth Third Bank 4.820% 02/01/15(a)	1,505,000
4,365,000	Dauphine Orleans Hotel Corp., LOC: AmSouth Bank N.A. 4.910% 12/01/20(a)	4,365,000
2,520,000	Defiance Metal Co., LOC: ABN AMRO Bank 4.920% 09/09/09(a)	2,520,000
2,265,000	Deltime LLC Project, LOC: National City Bank 4.890% 02/01/23(a)	2,265,000
730,000	Derby Fabricating LLC, LOC: Fifth Third Bank 4.820% 06/01/24(a)	730,000
5,180,000	DiGerinomo Aggregates, LOC: National City Bank 4.890% 01/01/15(a)	5,180,000
7,920,000	DJD Investments LLC, LOC: AmSouth Bank N.A. 4.910% 04/01/24(a)	7,920,000
3,850,000	Dominican Sisters, LOC: Fifth Third Bank 4.820% 10/01/23(a)	3,850,000
	Don's Launderers-Cleaners, Inc., LOC: Fifth Third Bank:
400,000	4.820% 05/01/24(a)(b)	400,000
3,050,000	4.840% 05/01/24(a)(b)	3,050,000
23,285,000	Driftwood Landing Corp., LOC: National City Bank 4.890% 01/15/22(a)	23,285,000

See Accompanying Notes to Financial Statements.

13

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Corporate bonds — (continued)
1,720,000	Dublin Building LLC, LOC: National City Bank 4.890% 11/01/18(a)	1,720,000
7,605,000	Eastridge Christian Assembly, LOC: U.S. Bank N.A. 4.850% 08/01/29(a)	7,605,000
2,840,000	Eau Claire Cooperative Health Centers, Inc., LOC: Columbus Bank & Trust Co. 4.930% 12/01/19(a)	2,840,000
5,798,000	Edgewater Partner LP, LOC: AmSouth Bank N.A. 4.910% 05/01/29(a)	5,798,000
7,125,000	Elder Land Development of Tampa Bay Corp., LOC: Fifth Third Bank 4.820% 09/01/23(a)	7,125,000
1,510,000	Encore Commercial Development LLC, LOC: Fifth Third Bank 4.820% 06/01/23(a)	1,510,000
2,225,000	Evandale Surgical Properties LLC, LOC: Fifth Third Bank 4.820% 10/01/23(a)	2,225,000
2,390,000	Evangelical Community Church of Bloomington Indiana, Inc., LOC: Fifth Third Bank 4.820% 07/01/23(a)	2,390,000
2,455,000	Exal Corp., LOC: Fifth Third Bank 4.820% 03/01/09(a)	2,455,000
850,000	Executive Management Decisions, Inc., LOC: Fifth Third Bank 4.820% 10/01/44(a)	850,000
2,925,000	Falls Village Realty LLC, LOC: Fifth Third Bank 4.820% 12/01/29(a)	2,925,000
1,900,000	Fannin and Fannin LLC, LOC: Fifth Third Bank 1.820% 12/01/24(a)	1,900,000
2,980,000	FE LLC, LOC: Fifth Third Bank 4.770% 04/01/28(a)	2,980,000
2,574,000	First United Pentecostal Church of West Monroe, LOC: AmSouth Bank N.A. 4.910% 03/01/23(a)	2,574,000
3,300,000	Florida Orthopedic Institute Surgery Center LLC, LOC: Wachovia Bank N.A. 4.930% 01/01/26(a)	3,300,000
4,355,000	Food Supply, Inc., LOC: SunTrust Bank 4.800% 05/01/24(a)	4,355,000
2,780,000	Fornell Associates LLC, LOC: Fifth Third Bank 4.820% 07/01/23(a)	2,780,000

Par ($)		Value ($)
	Corporate bonds — (continued)
1,445,000	Fortune 5 LLC, LOC: Fifth Third Bank 4.820% 05/01/21(a)	1,445,000
960,000	Fresh Unlimited, Inc., LOC: Fifth Third Bank 4.820% 11/01/44(a)	960,000
4,615,000	Galday Inn, Inc., LOC: Wachovia Bank N.A. 4.930% 12/01/20(a)	4,615,000
	General Electric Capital Corp.
430,000,000	4.840% 04/03/06	429,884,378
13,000,000	4.853% 04/17/07(a)	13,000,000
6,500,000	Global Properties Holdings, Inc., LOC: Fifth Third Bank 4.820% 05/01/25(a)	6,500,000
	Goldman Sachs Group, Inc.
89,690,000	4.690% 01/09/07(a)	89,794,613
219,500,000	4.769% 04/13/07(a)(b)	219,503,088
510,000,000	4.780% 09/13/07(a)(b)(c)	510,000,000
80,000,000	4.781% 04/20/06(a)	80,008,342
675,000,000	4.800% 12/13/06(a)(c)	675,000,000
200,000,000	4.813% 08/16/06(a)(c)	200,000,000
430,000,000	4.840% 04/21/06(a)(b)(c)	430,000,000
14,505,000	4.940% 08/18/06(a)	14,514,847
4,120,000	Grand Rapids Christian School Association, LOC: Fifth Third Bank 4.820% 09/01/28(a)	4,120,000
4,755,000	Green Street Surgery Center LLC, LOC: National City Bank 4.840% 03/01/23(a)	4,755,000
3,360,000	Greenbrier Partners LLC, LOC: Columbus Bank & Trust Co. 4.880% 08/01/19(a)	3,360,000
1,300,000	Greene River Packing, Inc., LOC: Wachovia Bank N.A. 4.930% 11/01/16(a)	1,300,000
3,030,000	Han Sung Industries LLC, LOC: Wachovia Bank N.A. 4.930% 06/01/21(a)	3,030,000
2,000,000	Harbor Plaza LLC, LOC: FHLB 4.820% 07/01/49(a)	2,000,000
7,086,350	Harlan Development Co., LOC: Fifth Third Bank 4.820% 12/01/23(a)	7,086,350
	Harrier Finance Funding LLC
100,000,000	4.709% 06/15/06(a)(b)	99,999,464
175,000,000	4.709% 02/08/07(a)	174,987,454
151,000,000	4.709% 02/22/07(a)	150,988,864
4,250,000	Herman & Kittle Capital LLC, LOC: FHLB 4.900% 02/01/37(a)	4,250,000

See Accompanying Notes to Financial Statements.

14

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Corporate bonds — (continued)
6,895,000	Hospital Laundry Services, Inc., LOC: Wachovia Bank N.A. 4.870% 08/01/23(a)	6,895,000
3,065,000	Hudson Montessori School Project, LOC: National City Bank 4.890% 07/01/30(a)	3,065,000
2,595,000	Ice Land USA, Ltd., LOC: Fifth Third Bank 4.820% 08/01/22(a)	2,595,000
4,095,000	Imaging Business Machines LLC, LOC: AmSouth Bank N.A. 4.926% 07/01/24(a)	4,095,000
400,000,000	Irish Life & Permanent PLC 4.794% 04/20/07(a)(b)	400,000,000
2,925,000	Jackson Tube Service, Inc., LOC: Wachovia Bank N.A. 4.930% 12/01/15(a)	2,925,000
6,700,000	James A. Marin & Donna F. Martin, LOC: Wachovia Bank N.A. 4.880% 07/01/20(a)	6,700,000
2,285,000	JMB Realty Corp., LOC: Fifth Third Bank 4.820% 05/01/22(a)	2,285,000
3,150,000	Joe Holland Chevrolet, Inc., LOC: Wachovia Bank N.A. 4.820% 07/01/24(a)	3,150,000
2,000,000	Johnson Bible College, LOC: AmSouth Bank N.A. 4.910% 09/01/18(a)	2,000,000
4,830,000	Johnson Research & Development Co., Inc., LOC: Wachovia Bank N.A. 0.930% 09/01/16(a)	4,830,000
125,000	JX Enterprises Group, LOC: JPMorgan Chase Bank 4.920% 07/01/14(a)	125,000
	K2 (USA) LLC
150,000,000	4.699% 06/15/06(a)(b)	149,995,303
150,000,000	4.749% 11/15/06(a)(b)	150,020,576
250,000,000	4.771% 06/22/06(a)(b)	250,006,964
100,000,000	4.773% 05/25/06(a)	99,996,863
80,000,000	4.773% 08/25/06(a)(b)	79,996,800
90,000,000	4.773% 09/25/06(a)(b)	89,993,141
175,000,000	4.870% 03/16/07(a)	174,983,313
170,000,000	4.877% 03/19/07(a)	169,983,739
180,000,000	4.890% 03/22/07(a)	179,982,589
955,000	Keating Muething & Klekamp, LOC: Fifth Third Bank 4.820% 11/01/24(a)	955,000
4,580,000	Kenwood Lincoln-Mercury, LOC: National City Bank 4.890% 05/01/15(a)	4,580,000

Par ($)		Value ($)
	Corporate bonds — (continued)
11,675,000	Kingston Care Center of Sylvania, LOC: JPMorgan Chase Bank 4.920% 05/01/33(a)	11,675,000
2,680,000	L & H Holdings LLC, LOC: Wachovia Bank N.A. 5.080% 12/01/24(a)	2,680,000
10,915,000	L.E. Pope Building Co., LOC: Wachovia Bank N.A. 4.930% 11/01/13(a)	10,915,000
3,475,000	Laird Brothers LLC, LOC: Wachovia Bank N.A. 4.820% 02/01/28(a)	3,475,000
4,460,000	Lee Family Partnership LLC, LOC: Wachovia Bank N.A. 4.820% 06/01/34(a)	4,460,000
2,500,000	Lehmann Property Group LLC, LOC: Wachovia Bank N.A. 4.820% 04/01/55(a)	2,500,000
	Liberty Lighthouse Co. LLC
100,000,000	4.621% 04/05/06(a)(b)	99,999,890
50,000,000	4.736% 04/28/06(a)(b)	49,999,629
50,000,000	4.781% 04/18/06(a)(b)	49,999,534
75,000,000	4.800% 03/01/07(a)	74,986,274
11,915,000	Lincoln Park Associates LP, LOC: National City Bank 4.930% 11/01/22(a)	11,915,000
	Links Finance LLC
40,000,000	4.590% 04/13/06(a)(b)	40,000,326
150,000,000	4.645% 12/08/06(a)(b)	149,984,527
50,000,000	4.700% 05/05/06(a)(b)	49,998,930
18,000,000	4.704% 10/16/06(a)(b)	17,997,998
250,000,000	4.773% 08/25/06(a)(b)	249,990,000
100,000,000	4.773% 10/25/06(a)(b)	99,994,329
25,000,000	4.780% 11/24/06(a)	25,002,167
100,000,000	4.784% 09/01/06(a)(b)	99,995,808
100,000,000	4.784% 08/22/06(a)(b)	99,996,082
2,995,000	Long Term Capital LLC, LOC: Wachovia Bank N.A. 4.980% 05/01/18(a)	2,995,000
100,700,000	LP Pinewood SPV LLC, LOC: Wachovia Bank N.A. 4.830% 02/01/18(a)	100,700,000
1,300,000	LRC Meadows Investors LLC, LOC: JPMorgan Chase Bank 4.870% 12/01/34(a)	1,300,000
2,275,000	LTC Investors LLC, LOC: National City Bank 4.820% 11/01/24(a)	2,275,000
1,980,000	M&P Richfield LLC, LOC: U.S. Bank N.A. 4.890% 10/01/28(a)	1,980,000
160,000	Macatawa Capital Partners LLC, LOC: Fifth Third Bank 4.980% 04/01/29(a)	160,000

See Accompanying Notes to Financial Statements.

15

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Corporate bonds — (continued)
4,985,000	Manor Homes Holdings LLC, LOC: Wachovia Bank N.A. 4.820% 06/01/23(a)	4,985,000
3,000,000	Marital Trust, LOC: AmSouth Bank N.A. 4.910% 12/01/09(a)	3,000,000
7,505,000	Marsh Enterprise LLC, LOC: Fifth Third Bank 4.770% 01/01/28(a)	7,505,000
1,500,000	Max Daetwyler Corp., LOC: Wachovia Bank N.A. 5.030% 07/01/13(a)	1,500,000
	Merrill Lynch & Co., Inc.
59,000,000	4.662% 10/19/06(a)	59,025,646
625,000,000	4.729% 04/16/07(a)	625,000,000
50,000,000	4.755% 01/26/07(a)	50,062,377
245,255,000	4.977% 06/16/06(a)	245,305,250
146,000,000	5.055% 03/19/07(a)	146,204,379
125,500,000	Metropolitan Life Global Funding I 4.987% 03/16/07(a)	125,621,665
6,565,000	Meyer Cookware Industries, Inc., LOC: Bankque National de Paris NY 4.850% 05/01/27(a)	6,565,000
5,725,000	Michael J. Barry, LOC: AmSouth Bank N.A. 4.910% 11/01/24(a)	5,725,000
	Michigan Equity Group LLC, LOC: Fifth Third Bank
1,350,000	4.820% 04/01/34(a)	1,350,000
4,540,000	4.820% 04/01/34(a)	4,540,000
2,250,000	Midtown Church of Christ, LOC: Wachovia Bank N.A. 5.030% 11/01/22(a)	2,250,000
	Morgan Stanley
677,200,000	4.660% 04/03/07(a)	677,200,000
425,000,000	4.709% 01/12/07(a)	425,550,072
499,000,000	4.721% 04/04/07(a)	499,063,327
83,295,000	4.874% 02/15/07(a)	83,397,006
180,200,000	4.888% 04/27/07(a)	180,228,829
	MRN LP, LOC: U.S. Bank N.A.
3,785,000	4.890% 10/01/13(a)	3,785,000
11,230,000	4.890% 12/01/33(a)	11,230,000
2,715,000	Multimetco, Inc., LOC: AmSouth Bank N.A. 4.910% 09/01/18(a)	2,715,000
2,000,000	Nebar Investments LLC, LOC: Fifth Third Bank 4.820% 07/01/50(a)	2,000,000
2,115,000	Neighborhood Properties, Inc., LOC: Fifth Third Bank 4.820% 09/01/23(a)	2,115,000
6,026,294	Ness Family Partners LP, LOC: Banque National de Paris NY 4.900% 09/01/34(a)	6,026,294

Par ($)		Value ($)
	Corporate bonds — (continued)
3,700,000	New Lexington Clinic PSC, LOC: Fifth Third Bank 4.820% 05/01/18(a)	3,700,000
20,000,000	New Media Technology LLC 4.740% 10/01/35(a)(b)(c)	20,000,000
11,819,000	Nick and Nat Properties LLC, LOC: Fifth Third Bank 4.820% 05/01/25(a)	11,819,000
3,395,000	Nosam LLC, LOC: Wachovia Bank N.A. 4.830% 04/01/24(a)	3,395,000
5,000,000	Ohio Venture Capital Funding LLC, LOC: Fifth Third Bank 4.820% 12/01/16(a)	5,000,000
7,120,000	Okolona Christian Church Project, LOC: National City Bank 4.890% 11/01/22(a)	7,120,000
13,500,000	Park State Properties I LLC, LOC: U.S. Bank N.A. 4.830% 11/01/34(a)	13,500,000
4,265,000	Pearlstine Distributors, Inc., LOC: Wachovia Bank N.A. 4.880% 03/01/23(a)	4,265,000
3,080,000	Persimmon Ridge Golf Course, LOC: Fifth Third Bank 4.820% 04/01/14(a)	3,080,000
2,075,000	Petitti Enterprise, Inc., LOC: Fifth Third Bank 4.820% 08/01/23(a)	2,075,000
995,600	Physicians Medical Plaza LLC, LOC: Fifth Third Bank 4.820% 12/01/24(a)	995,600
2,395,000	Pike Street Properties LLC, LOC: Fifth Third Bank 4.820% 12/01/23(a)	2,395,000
7,940,000	Pilot Drive Properties LLC, LOC: JPMorgan Chase Bank 4.920% 02/01/35(a)	7,940,000
2,900,000	Pineview Estates LC, LOC: Fifth Third Bank 4.770% 01/01/23(a)	2,900,000
2,275,000	Pomeroy Investments LLC, LOC: Fifth Third Bank 4.820% 06/01/22(a)	2,275,000
2,300,000	Precision Radiotherapy LLC, LOC: Fifth Third Bank 4.820% 08/01/18(a)	2,300,000
	Premier Asset Collateralized Entity LLC
110,000,000	4.570% 01/16/07(a)(b)	110,000,000
50,000,000	4.621% 09/01/06(a)(b)	49,997,904
50,000,000	4.651% 09/06/06(a)(b)	49,997,830
4,000,000	Prevea Clinic, Inc., LOC: Wells Fargo Bank N.A. 4.780% 12/01/34(a)	4,000,000

See Accompanying Notes to Financial Statements.

16

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Corporate bonds — (continued)
4,848,000	PRL Corp., LOC: Fifth Third Bank 4.880% 07/01/21(a)	4,848,000
810,000	PS Greetings, Inc., LOC: ABN AMRO Bank 4.990% 12/01/33(a)	810,000
184,000,000	Racers 4.790% 08/21/06(a)(b)(c)	184,000,000
1,500,000	RDR Investment Co. LLC, LOC: Wachovia Bank N.A. 5.030% 11/01/19(a)	1,500,000
1,025,000	Red Lion Evangelical Association, Inc., LOC: Wachovia Bank N.A. 5.030% 01/01/25(a)	1,025,000
	Redcay Funding LLC:
12,590,000	LOC: Royal Bank of Scotland 4.850% 09/01/30(a)	12,590,000
	LOC: SunTrust Bank
2,080,000	4.850% 11/01/25(a)	2,080,000
1,675,000	4.850% 10/01/30(a)	1,675,000
27,380,000	RH Sheppard Co., Inc., LOC: Wachovia Bank N.A. 4.830% 06/01/11(a)	27,380,000
8,735,000	Robb & Stucky Ltd., LOC: Wachovia Bank N.A. 4.880% 09/04/18(a)	8,735,000
2,835,000	Rogers, Inc., LOC: Fifth Third Bank 4.830% 10/01/39(a)	2,835,000
5,755,000	RT Anderson LLC, LOC: Regions Bank 4.880% 01/01/29(a)	5,755,000
9,130,000	S&S Firestone, Inc., LOC: JPMorgan Chase Bank 4.920% 12/01/33(a)	9,130,000
3,990,000	Sahtooma LLC, LOC: Wachovia Bank N.A. 4.980% 04/01/15(a)	3,990,000
6,600,000	Schlitz Park Associates II LP, LOC: U.S. Bank N.A. 4.900% 12/01/21(a)	6,600,000
2,900,000	Schulte Corp., LOC: Fifth Third Bank 4.820% 09/01/24(a)	2,900,000
2,800,000	Security Self-Storage, Inc., LOC: Fifth Third Bank 4.820% 05/01/35(a)	2,800,000
	Sedna Finance, Inc.
150,000,000	4.560% 01/17/07(a)	149,988,041
194,500,000	4.714% 10/16/06(a)(b)	194,494,124
45,000,000	4.830% 12/08/06(a)	44,996,275
5,190,000	Servaas, Inc., LOC: Fifth Third Bank 4.820% 03/01/13(a)	5,190,000
6,550,000	Seventh Avenue Associates, LOC: National City Bank 4.890% 01/01/27(a)	6,550,000

Par ($)		Value ($)
	Corporate bonds — (continued)
9,115,000	Shephard Family Trust, LOC: Columbus Bank & Trust Co. 4.880% 05/01/24(a)	9,115,000
1,850,000	Shepherd Capital LLC, LOC: Wachovia Bank N.A. 4.980% 03/15/49(a)	1,850,000
	Sigma Finance, Inc.
15,000,000	4.000% 08/11/06(b)	14,994,946
200,000,000	4.030% 08/11/06(b)	200,000,000
25,000,000	4.601% 01/18/07(a)(b)	25,004,801
100,000,000	4.704% 08/14/06(a)(b)	99,996,291
173,000,000	4.709% 05/18/06(a)(b)	172,997,772
250,000,000	4.709% 08/17/06(a)(b)	249,992,958
50,000,000	4.736% 05/23/06(a)(b)	49,999,288
165,000,000	4.749% 01/19/07(a)(b)	165,037,948
400,000,000	4.820% 11/16/06(a)(b)	399,981,354
100,000,000	4.820% 11/17/06(a)(b)	99,993,699
100,000,000	4.820% 11/22/06(a)(b)	99,993,562
269,000,000	4.850% 02/12/07	269,000,000
231,000,000	4.870% 03/16/07(a)	230,977,973
200,000,000	5.200% 04/13/07	200,000,000
200,000,000	5.200% 04/20/07	200,000,000
2,745,000	SJD Service Co., LOC: Fifth Third Bank 4.820% 10/01/23(a)	2,745,000
	Skeletal Properties LLC, LOC: Fifth Third Bank
1,820,000	4.820% 11/01/14(a)	1,820,000
900,000	4.820% 06/01/34(a)	900,000
	SLM Corp.
100,000,000	4.680% 06/30/06(a)(b)	100,000,000
67,000,000	4.743% 01/25/07(a)	67,072,680
162,000,000	4.776% 04/20/07(a)(b)	162,011,529
11,170,000	Smith of Georgia LLC, LOC: Fifth Third Bank 4.840% 12/01/24(a)	11,170,000
66,736,000	SMM Trust 4.591% 02/02/07(a)(b)	66,736,000
6,832,000	South Bend Mac LP, LOC: LaSalle Bank N.A. 4.850% 12/01/27(a)	6,832,000
3,310,000	South Georgia Motor Sports Park LLC, LOC: Columbus Bank & Trust Co. 4.880% 06/01/24(a)	3,310,000
5,375,000	Southland Tube, Inc., LOC: Wachovia Bank N.A. 4.900% 06/01/10(a)	5,375,000
1,922,500	Southtown Partners LLC, LOC: Fifth Third Bank 4.820% 12/01/44(a)	1,922,500
1,500,000	Spartan Medical Facility, LOC: Fifth Third Bank 4.820% 12/01/26(a)	1,500,000

See Accompanying Notes to Financial Statements.

17

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Corporate bonds — (continued)
2,130,000	Springside Corp. Exchange Partners I LLC, LOC: U.S. Bank N.A. 4.890% 02/01/36(a)	2,130,000
20,000,000	St. George Wellness Center, LOC: Northern Trust Co. 4.770% 09/01/40(a)	20,000,000
	Stanfield Victoria Funding LLC
150,000,000	4.573% 01/25/07(a)	149,975,425
100,000,000	4.768% 04/21/06(a)(b)	99,998,870
100,000,000	4.781% 11/27/06(a)(b)	99,987,027
100,000,000	4.850% 07/25/06	100,000,000
100,000,000	4.890% 03/20/07(a)	99,990,329
100,000,000	4.890% 03/21/07(a)	99,990,301
1,200,000	State Crest Ltd., LOC: Fifth Third Bank 4.820% 06/12/23(a)	1,200,000
2,700,000	Stephens & Stephens XII LLC, LOC: Bank of the West 4.900% 01/01/35(a)	2,700,000
3,335,000	Sumner Medical Plaza LLC, LOC: Fifth Third Bank 4.820% 10/01/10(a)	3,335,000
16,430,000	Suncoast Beverage Sales LP, LOC: Wachovia Bank N.A. 4.830% 06/01/16(a)(b)	16,430,000
5,300,000	Supreme Beverage Co., LOC: AmSouth Bank N.A. 4.910% 04/01/19(a)	5,300,000
645,000	Suspa, Inc., LOC: Fifth Third Bank 4.870% 02/01/25(a)	645,000
9,435,000	Tack Capital Co., LOC: Wachovia Bank N.A. 4.880% 06/01/31(a)	9,435,000
	Tango Finance Corp.
153,400,000	4.515% 01/11/07(a)	153,382,033
50,000,000	4.621% 08/08/06(a)(b)	49,998,233
87,000,000	4.709% 11/13/06(a)(b)	86,994,686
75,000,000	4.850% 02/23/07	75,000,000
2,030,000	Temple Beth AHM, LOC: Wachovia Bank N.A. 4.980% 12/01/21(a)	2,030,000
6,700,000	Texas Disposal Systems, LOC: JPMorgan Chase Bank 5.030% 05/01/12(a)	6,700,000
4,985,000	Tim-Bar Corp., LOC: Wachovia Bank N.A. 4.930% 08/01/07(a)	4,985,000
2,310,000	Tireless Corp., LOC: Fifth Third Bank 4.820% 04/01/19(a)	2,310,000
1,350,000	Titan Holdings Group LLC, LOC: Fifth Third Bank 4.820% 05/01/12(a)	1,350,000

Par ($)		Value ($)
	Corporate bonds — (continued)
7,282,000	Turf Valley, Inc., LOC: Wachovia Bank N.A. 4.930% 08/01/14(a)	7,282,000
2,100,000	Union Hospital, Inc., LOC: Fifth Third Bank 4.820% 09/01/25(a)	2,100,000
5,600,000	United Steel Deck, Inc., LOC: Wachovia Bank N.A. 4.930% 10/01/14(a)	5,600,000
14,865,000	Valleydale Baptist Church, LOC: AmSouth Bank N.A. 4.910% 12/01/23(a)	14,865,000
4,750,000	Vancouver Clinic Building LLC, LOC: U.S. Bank N.A. 4.900% 02/01/25(a)	4,750,000
3,825,000	Venezia Enterprises LP, LOC: Wachovia Bank N.A. 4.880% 06/01/21(a)	3,825,000
9,200,000	Wellstone Mills LLC, LOC: PNC Bank Co. 4.830% 12/15/24(a)(b)	9,200,000
3,400,000	West Coast Pack LLC, LOC: LaSalle Bank N.A. 4.900% 07/01/35(a)	3,400,000
6,300,000	West Ridge Enterprises, LOC: Wachovia Bank N.A. 4.930% 12/01/13(a)	6,300,000
	Whistlejacket Capital LLC
100,000,000	4.590% 01/29/07(a)	99,983,488
100,000,000	4.646% 11/09/06(a)(b)	99,990,877
50,000,000	4.731% 01/22/07(a)	49,993,951
11,000,000	4.820% 05/15/06(a)(b)	10,999,867
	White Pine Finance LLC
7,000,000	4.561% 04/20/06(a)(b)	6,999,930
150,000,000	4.703% 08/15/06(a)(b)	149,988,822
50,000,000	4.736% 04/20/06(a)(b)	49,999,753
85,000,000	4.778% 04/25/06(a)(b)	84,999,559
2,835,000	Wilson Real Estate II, LOC: National City Bank 4.890% 10/01/30(a)	2,835,000
2,000,000	Word of Deliverance Ministries for The World, LOC: Fifth Third Bank 4.820% 12/01/24(a)	2,000,000
4,890,000	YMBK at Beavercreek, LOC: Fifth Third Bank 4.820% 07/01/30(a)	4,890,000
2,100,000	Zang Skidmore, Inc., LOC: Fifth Third Bank 4.820% 09/01/23(a)	2,100,000
8,970,000	Zoological Society of Philadelphia, LOC: Wachovia Bank N.A. 4.830% 06/01/18(a)	8,970,000
	Total corporate bonds (Cost of $17,941,774,520)	17,941,774,520

See Accompanying Notes to Financial Statements.

18

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Commercial paper — 13.7%
153,500,000	Blue Bell Funding Ltd. 4.770% 05/10/06(b)(d)	152,706,789
	Cheyne Finance LLC
9,500,000	4.719% 08/15/06(a)(b)	9,500,000
100,000,000	4.733% 07/17/06(a)(b)	100,000,000
100,000,000	4.798% 06/26/06(a)(b)	100,000,000
100,000,000	4.798% 07/25/06(a)(b)	100,000,000
250,000,000	Compass Securitization LLC 4.731% 07/18/06(a)(b)	249,987,392
	Concord Minutemen Capital Co. LLC
102,411,000	4.540% 07/14/06(b)(d)	101,067,823
115,000,000	4.690% 04/09/07(a)(b)	115,000,000
154,646,000	4.750% 04/18/06(b)(d)	154,299,120
	Crown Point Capital Co. LLC
179,111,000	4.550% 07/11/06(b)(d)	176,824,598
142,587,000	4.620% 04/05/06(b)(d)	142,513,805
75,000,000	4.660% 08/07/06(a)(b)	74,994,725
150,000,000	4.699% 06/15/06(b)(d)	149,993,666
140,400,000	4.850% 04/03/06(b)(d)	140,362,170
5,000,000	Curzon Funding LLC 4.320% 05/02/06(b)(d)	4,981,400
	East-Fleet Finance LLC
120,000,000	4.800% 04/24/06(b)(d)	119,632,000
47,021,000	4.800% 04/27/06(b)(d)	46,857,994
	Giro Balanced Funding Corp.
45,000,000	(e)04/13/06(b)	44,936,700
200,000,000	4.620% 04/07/06(b)(d)	199,846,000
250,000,000	4.719% 05/12/06(a)(b)	250,000,000
101,125,000	4.850% 04/03/06(b)	101,097,752
	Gotham Funding Corp.
100,000,000	4.630% 04/06/06(b)(d)	99,935,694
154,186,000	4.730% 04/18/06(b)(d)	153,841,608
100,356,000	4.800% 04/25/06(b)(d)	100,034,861
	Greyhawk Funding LLC
100,000,000	(e)04/13/06(b)	99,859,333
134,941,000	4.300% 04/25/06(b)(d)	134,554,169
177,439,000	4.310% 04/24/06(b)(d)	176,950,402
	Klio Funding Corp.
100,435,000	4.740% 04/19/06(b)(d)	100,196,969
99,968,000	4.780% 04/21/06(b)(d)	99,702,529
	Klio II Funding Corp.
209,435,000	4.740% 04/19/06(b)(d)	208,938,639
108,000,000	4.740% 04/20/06(b)(d)	107,729,820
	Klio III Funding Corp.
110,000,000	4.740% 04/20/06(b)(d)	109,724,817
61,812,000	4.750% 04/19/06(b)(d)	61,665,197
	Lexington Parker Capital Corp.
200,000,000	(e)04/07/06(b)	199,862,000
150,000,000	4.220% 07/12/06(a)(b)	149,991,200
300,000,000	4.648% 04/10/06(a)(b)	299,998,518
238,000,000	4.720% 11/17/06(a)(b)	237,970,444
100,000,000	4.720% 11/20/06(a)(b)	99,987,331
150,000,000	4.768% 04/25/06(a)(b)	149,997,567
250,000,000	4.780% 09/05/06(a)(b)	249,977,541
490,000,000	4.860% 04/03/06(a)(b)	489,867,700

Par ($)		Value ($)
	Commercial paper — (continued)
420,000,000	4.964% 01/10/07(b)	419,937,000
100,000,000	Millstone Funding Corp. 4.800% 05/05/06(b)(d)	99,546,667
	Morgan Stanley Dean Witter
380,000,000	4.860% 05/16/06(a)	380,000,000
412,000,000	4.860% 07/10/06(a)	412,000,000
141,691,000	Paradigm Funding LLC 4.630% 04/07/06(b)(d)	141,581,662
90,565,000	Picaros Funding LLC 4.370% 05/04/06(b)(d)	90,202,212
	Rhineland Funding Capital Corp.
40,972,000	4.650% 04/06/06(b)(d)	40,945,539
51,285,000	4.650% 04/10/06(b)(d)	51,225,381
70,365,000	4.800% 04/28/06(b)(d)	70,111,686
76,000,000	4.810% 04/28/06(b)(d)	75,725,830
64,750,000	Scaldis Capital LLC 4.620% 04/07/06(b)(d)	64,700,143
90,000,000	Silver Tower US Funding 4.515% 04/13/06(b)(d)	89,864,550
	Sunbelt Funding Corp.
55,216,000	4.630% 04/07/06(b)(d)	55,173,392
175,664,000	4.640% 04/07/06(b)(d)	175,528,153
84,620,000	4.750% 05/08/06(b)(d)	84,206,890
79,416,000	4.800% 05/05/06(b)(d)	79,055,981
	Sydney Capital Corp.
72,920,000	4.620% 04/07/06(b)(d)	72,863,852
15,000,000	4.910% 07/28/06(b)(d)	14,758,592
	Victory Receivables Corp.
86,673,000	4.470% 04/10/06(b)(d)	86,576,143
71,159,000	4.730% 04/17/06(b)(d)	71,009,408
96,497,000	4.800% 05/03/06(b)(d)	96,085,279
2,568,000	Whistlejacket Capital Ltd. 4.310% 04/24/06(b)(d)	2,560,929
	Total commercial paper (Cost of $8,539,047,562)	8,539,047,562
	Extendible commercial notes — 6.8%
102,000,000	Ajax Bambino Funding Ltd. 4.800% 05/10/06(b)(d)	101,469,600
	Brahms Funding Corp.
108,550,000	4.740% 04/18/06(b)(d)	108,307,029
65,429,000	4.750% 04/18/06(b)(d)	65,282,239
149,622,000	4.750% 04/19/06(b)(d)	149,266,648
85,310,000	4.770% 04/20/06(b)(d)	85,095,232
100,000,000	4.810% 05/10/06(b)(d)	99,478,917
150,899,000	4.830% 05/10/06(b)(d)	150,109,421
	Citibank Credit Card Master Trust
130,000,000	4.640% 04/06/06(b)(d)	129,916,222
79,000,000	4.800% 05/10/06(b)(d)	78,589,200

See Accompanying Notes to Financial Statements.

19

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Extendible commercial notes — (continued)
328,870,000	Concord Minutemen Capital Co. LLC 4.750% 04/20/06(b)(d)	328,045,541
162,771,000	Crown Point Capital Co. LLC 4.740% 04/13/06(b)(d)	162,513,822
	Eiffel Funding LLC
100,000,000	4.770% 04/24/06(b)(d)	99,695,250
71,000,000	4.770% 05/05/06(b)(d)	70,680,145
217,990,000	HSBC Bank USA 4.800% 04/05/06(b)(d)	217,873,739
	KKR Pacific Funding Trust
179,172,000	4.660% 04/07/06(b)(d)	179,032,843
99,986,000	4.770% 04/21/06(b)(d)	99,721,037
	Monument Gardens Funding LLC
200,863,000	4.780% 04/24/06(b)(d)	200,249,587
225,000,000	4.800% 04/24/06(b)(d)	224,310,000
300,000,000	New Center Asset Trust 4.640% 04/05/06(d)	299,845,333
	Ormond Quay Funding LLC
135,000,000	4.773% 04/25/06(a)(b)	134,998,658
125,000,000	4.800% 04/24/06(b)(d)	124,616,667
	Rams Funding LLC
142,129,000	4.680% 04/04/06(b)(d)	142,073,570
95,582,000	4.740% 04/11/06(b)(d)	95,456,150
58,637,000	4.740% 04/12/06(b)(d)	58,552,074
98,637,000	4.750% 04/12/06(b)(d)	98,493,839
103,040,000	4.770% 04/20/06(b)(d)	102,780,597
64,993,000	4.810% 04/26/06(b)(d)	64,775,905
	Thornburg Mortgage Capital Resources LLC
200,000,000	4.668% 12/04/06(b)(d)	199,986,616
125,000,000	4.730% 04/13/06(b)(d)	124,802,917
75,000,000	4.730% 04/17/06(b)(d)	74,842,333
100,000,000	4.800% 04/27/06(b)(d)	99,653,333
50,000,000	4.810% 04/28/06(b)(d)	49,819,625
	Total extendible commercial notes (Cost of $4,220,334,089)	4,220,334,089
	Asset-backed securities — 4.5%
	Carlyle Loan Investment Ltd.
125,000,000	4.660% 11/15/06(a)(b)(c)	125,000,000
25,000,000	4.970% 01/15/07(a)(b)(c)	25,000,000
300,000,000	Cheyne High Grade ABS CDO, Ltd. 4.740% 11/10/06(a)(b)	300,000,000
150,000,000	Davis Square Funding Ltd. 4.821% 10/16/38(a)(b)(c)	150,000,000
250,000,000	Granite Master Issuer PLC 4.736% 08/20/54(a)	250,000,000
280,000,000	Mound Financing PLC 4.650% 11/08/06(a)(b)	280,000,000
	Paragon Mortgages PLC
609,299,234	4.749% 06/15/41(a)(b)	609,299,234
295,000,000	4.788% 10/15/41(a)	295,000,000

Par ($)		Value ($)
	Asset-backed securities — (continued)
330,000,000	Permanent Financing PLC 4.658% 06/12/06(a)	330,000,000
50,000,000	Putnam Structured Product CDO 4.900% 11/25/05(a)(b)(c)	50,000,000
74,620,634	RMAC PLC 4.720% 12/12/25(a)(b)	74,620,634
100,000,000	Saturn Ventures II, Inc. 4.730% 05/08/06(a)(b)(c)	100,000,000
90,000,000	Whitehawk CDO Funding, Ltd. 4.930% 06/15/06(a)(b)	90,000,000
121,400,000	Winston Funding Ltd. 4.684% 04/23/09(a)(b)(c)	121,400,000
	Total asset-backed securities (Cost of $2,800,319,868)	2,800,319,868
	Funding agreements — 2.1%
100,000,000	General Electric Capital Assurance Co. 4.850% 05/16/06(a)(c)	100,000,000
	Jackson National Life Global Funding
300,000,000	4.809% 04/24/07(a)(b)	300,000,000
50,000,000	4.990% 01/01/50(a)(c)	50,000,000
50,000,000	Metropolitan Life Insurance Co. 4.755% 02/08/07(a)(c)	50,000,000
300,000,000	Monumental Life 4.780% 08/22/06(a)(c)	300,000,000
	Transamerica Occidental Life Insurance Co.
100,000,000	4.690% 08/29/06(a)(c)	100,000,000
20,000,000	4.810% 08/29/06(a)(c)	20,000,000
117,000,000	4.870% 08/29/06(a)(c)	117,000,000
125,000,000	5.050% 08/29/06(a)(c)	125,000,000
182,000,000	Travelers Insurance 4.748% 07/27/06(a)(c)	182,000,000
	Total funding agreements (Cost of $1,344,000,000)	1,344,000,000
	Municipal bonds — 1.4%
	Alabama — 0.1%
8,055,000	AL Albertville Industrial Development Board, Mitchell Grocery Group, Series 2004, LOC: Regions Bank 4.860% 05/01/24(a)	8,055,000
2,625,000	AL City of Atmore, Series 2004, LOC: Wachovia Bank N.A. 2.880% 01/01/34(a)	2,625,000

See Accompanying Notes to Financial Statements.

20

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Alabama — (continued)
7,500,000	AL Montgomery, Series 2003, LOC: SouthTrust Bank N.A., LOC: Wachovia Bank N.A. 4.830% 11/01/23(a)	7,500,000
18,500,000	AL Pell City Special Care Facilities Financing Authority, Noland Health Services, Inc., Series 2004, LOC: Allied Irish Bank LLC 4.850% 12/01/34(a)	18,500,000
5,640,000	AL University of Alabama, Series 2004 B, Insured: MBIA, SPA: SouthTrust Bank N.A. 4.830% 07/01/09(a)	5,640,000
		42,320,000
	Arkansas — 0.0%
16,000,000	AK Northwest Regional Airport Authority, Series 2004 C, LOC: Regions Bank 4.830% 02/01/21(a)	16,000,000
	California — 0.1%
12,300,000	CA Access to Loans for Learning Student Corp., Series 2001 II-A-6, LOC: State Street Bank & Trust Co. 4.820% 07/01/36(a)	12,300,000
5,900,000	CA Educational Facilities Authority, University of Judaism, Series 1998 B, LOC: Allied Irish Bank 4.880% 12/01/28(a)	5,900,000
17,595,000	CA San Diego Metropolitan Transportation Development Board, Series 2004 B, Insured: MBIA, SPA: Dexia Credit Local 4.850% 12/01/33(a)	17,595,000
22,000,000	CA Santa Rosa Rancheria, Series 2004, LOC: Bank One N.A. 4.850% 09/01/19(a)	22,000,000
		57,795,000
	Colorado — 0.2%
1,000,000	CO Denver City & County Certificates of Participation, Series 2002 B, LOC: JPMorgan Chase Bank 4.770% 12/01/21(a)	1,000,000
	CO Housing & Finance Authority:
31,125,000	Series 2003 B-2, SPA: JPMorgan Chase Bank 4.920% 11/01/32(a)	31,125,000

Par ($)		Value ($)
	Colorado — (continued)
19,390,000	Series 2003 I-A-1, SPA: FHLMC 4.920% 10/01/33(a)	19,390,000
46,320,000	Series 2003, SPA: JPMorgan Chase Bank 4.920% 11/01/33(a)	46,320,000
26,420,000	Series 2004 I-A1, SPA: Dexia Credit Local 4.920% 11/01/34(a)	26,420,000
		124,255,000
	Connecticut — 0.0%
6,725,000	CT Industrial Development Revenue, Series 2002, LOC: Wachovia Bank N.A. 4.930% 01/01/10(a)	6,725,000
	District of Columbia — 0.0%
13,500,000	DC State, National Association of Realtors, Series 2003 B, LOC: SunTrust Bank 4.800% 12/01/23(a)	13,500,000
	Florida — 0.0%
6,290,000	FL Homestead, Series 2003, LOC: SunTrust Bank 4.800% 11/01/18(a)	6,290,000
1,150,000	FL Housing Finance Corp., Waterford Pointe Apartments Ltd., Series E-2, LOC: FNMA 4.920% 02/15/33(a)	1,150,000
		7,440,000
	Georgia — 0.1%
5,000,000	GA Athens Clarke County Industrial Development Authority, Leucadia, Inc. Project, LOC: First Citizens Bank & Trust, LOC: SunTrust Bank 4.900% 07/01/07(a)	5,000,000
1,345,000	GA Burke County Industrial Development Authority, Fleetguard, Inc., Series 2003, LOC: Fifth Third Bank 4.820% 08/01/18(a)	1,345,000
	GA Columbus Development Authority:
3,400,000	Sunbelt-Columbus LLC Series 2003, LOC: Regions Bank 4.880% 08/01/23(a)	3,400,000
6,360,000	Woodmont Properties, Series 2004, LOC: Columbia Bank & Trust 4.880% 12/01/24(a)	6,360,000

See Accompanying Notes to Financial Statements.

21

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Georgia — (continued)
12,170,000	GA DeKalb County Development Authority, Emory University, Series 1995 B, 4.850% 11/01/25(a)	12,170,000
9,350,000	GA Private Colleges & Universities Authority, Emory University, Series 1999 B, 4.850% 11/01/29(a)	9,350,000
11,455,000	GA Talbot County Development Authority Industrial Development Revenue, Junction City Mining Co., LLC, Series 2000, LOC: Wachovia Bank N.A. 4.930% 03/01/13(a)	11,455,000
		49,080,000
	Illinois — 0.1%
7,000,000	IL Finance Authority, Midwest Molding, Inc., Series 2005, LOC: FHLMC 4.890% 07/01/40(a)	7,000,000
20,780,000	IL Memorial Health System, Series 2004, LOC: JPMorgan Chase Bank 4.850% 10/01/24(a)	20,780,000
2,600,000	IL Upper River Valley Development Authority, Industrial Development Revenue, Series 2003 B, LOC: LaSalle Bank N.A., LOC: ABN AMRO Bank 4.860% 06/01/17(a)	2,600,000
4,000,000	IL Winnebago County Industrial Development Revenue, Series 2001, AMT, LOC: Alpine Bank of Illinois, LOC: FHLB 4.940% 04/01/26(a)	4,000,000
		34,380,000
	Indiana — 0.0%
975,000	IN Development Finance Authority Industrial Development Revenue, Series 2003 B, LOC: Fifth Third Bank 4.820% 07/01/23(a)	975,000
1,920,000	IN Michigan City Economic Development Revenue, Consolidated Biscuit Co. Series 1998, LOC: Fifth Third Bank 4.820% 10/01/13(a)	1,920,000
		2,895,000

Par ($)		Value ($)
	Kansas — 0.0%
7,200,000	KS Manhattan Industrial Development Revenue, Series 2003, LOC: Harris Trust Co. of California 4.900% 04/01/28(a)	7,200,000
	Kentucky — 0.0%
2,090,000	KY Covington Industrial Building Revenue, Series 2004, LOC: Fifth Third Bank 4.820% 10/01/27(a)	2,090,000
1,620,000	KY Henderson Regional Industrial Development Authority, Series 2003, LOC: Fifth Third Bank 4.820% 07/01/23(a)	1,620,000
1,915,000	KY Pioneer Village Industrial Building Revenue, Series 2003 B, LOC: Fifth Third Bank 4.820% 08/01/23(a)	1,915,000
7,800,000	KY Webster County Industrial Revenue, Green River Collieries LLC, Series 2004, LOC: Regions Bank 4.850% 11/01/24(a)	7,800,000
		13,425,000
	Louisiana — 0.0%
9,000	LA New Orleans Pension Revenue, Series 2000, Insured: AMBAC, SPA: Bank One Louisiana 5.060% 09/01/30(a)	9,000
	Maryland — 0.1%
21,910,000	MD Baltimore Community Development Financing Corp., Series 2000, Insured: MBIA, LIQ FAC: First Union National Bank 4.850% 08/15/30(a)	21,910,000
11,870,000	MD Health & Higher Educational Facilities Authority, Glen Meadows Retirement Community, Series 1999 B, LOC: Wachovia Bank N.A., LOC: JPMorgan Chase Bank 4.820% 07/01/29(a)	11,870,000
2,265,000	MD Industrial Development Financing Authority, Series 1998, LOC: Wachovia Bank N.A. 4.930% 08/01/18(a)	2,265,000
		36,045,000

See Accompanying Notes to Financial Statements.

22

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Massachusetts — 0.0%
1,750,000	MA Development Financing Agency, Whalers Cove LP, Series 2001 B, LOC: Wachovia Bank N.A. 4.980% 09/01/34(a)	1,750,000
	Michigan — 0.0%
950,000	MI Housing Development Authority, Canterbury Apartments Kalamazoo, Series 2003, LOC: FHLB 4.950% 06/01/38(a)	950,000
	Minnesota — 0.0%
6,390,000	MN Higher Education Facilities Authority, Concordia University, Series 2003, LOC: U.S. Bank N.A. 4.880% 04/01/27(a)	6,390,000
2,000,000	MN Lake City Industrial Development Revenue, Valley Craft, Inc., Series 1997, LOC: U.S. Bank N.A. 4.950% 10/01/17(a)	2,000,000
7,350,000	MN Plymouth Health Facilities Revenue, Healthspan Health System, Series 1994 B, Insured: FSA, SPA: U.S. Bank N.A. 4.850% 06/01/24(a)	7,350,000
		15,740,000
	Mississippi — 0.1%
	MS Business Finance Corp.:
9,000,000	Series 2005, LOC: Wachovia Bank N.A., LOC: Rabobank Nederland 4.890% 01/14/15(a)	9,000,000
15,000,000	Telepak, Inc., Series 2000, LOC: First Union National Bank, LOC: Rabobank Nederland 4.830% 09/01/15(a)	15,000,000
7,300,000	MS Development Bank Special Obligations, Series 2006 B, Insured: AMBAC, SPA: JPMorgan Chase Bank 4.850% 03/01/31(a)	7,300,000
		31,300,000

Par ($)		Value ($)
	Missouri — 0.1%
36,170,000	MO Kansas City Tax Increment Financing Commission, Series 2005, LOC: LaSalle Bank N.A. 4.850% 11/01/28(a)	36,170,000
	New Jersey — 0.0%
650,000	NJ Economic Development Authority, Melrich Road Development Co. LLC, Series 2002 B, LOC: Wachovia Bank N.A. 5.030% 05/01/09(a)	650,000
	New York — 0.1%
2,300,000	NY Clinton County Industrial Development Agency, Series 1997 A, LOC: Marine Midland Bank 5.150% 12/01/10(a)	2,300,000
20,365,000	NY New York City Housing Development Corp., 200 West 26 LLC & 220 West 26 LLC, Series 2002, LOC: Bayerische Landesbank 4.820% 06/01/33(a)	20,365,000
		22,665,000
	North Carolina — 0.0%
10,200,000	NC Downtown Renaissance, Inc., Imperial Centre Partners LP, Series 2004, LOC: RBC Centura Bank 4.850% 02/01/25(a)	10,200,000
2,575,000	NC Wake County Industrial Facilities & Pollution Control Financing Authority, Series 1997 A, LOC: First Union National Bank 4.930% 04/01/18(a)	2,575,000
		12,775,000
	Pennsylvania — 0.0%
13,380,000	PA Donegal Crossing LLC, Series 2002, LOC: FHLB 4.870% 08/15/27(a)	13,380,000

See Accompanying Notes to Financial Statements.

23

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	South Carolina — 0.0%
810,000	SC Jobs-Economic Development Authority, Cannon Memorial Hospital, Series 2004 B, LOC: National Bank of South Carolina, LOC: Columbus Bank & Trust Co. 4.900% 06/01/09(a)	810,000
	Tennessee — 0.0%
1,760,000	TN Coffee County Revenue Industrial Board, Inc., Stamtec, Inc., Series 1999, LOC: JPMorgan Chase Bank, LOC: Wachovia Bank N.A. 4.930% 09/01/14(a)	1,760,000
3,575,000	TN Hamilton County Industrial Development Board Industrial Development Revenue, Series 1999, LOC: First Union National Bank, LOC: Wachovia Bank N.A. 4.980% 02/01/14(a)	3,575,000
450,000	TN Memphis Health Educational & Housing Facilities Board, Series 2003 B, LOC: First Tennessee Bank 5.000% 01/01/35(a)	450,000
		5,785,000
	Texas — 0.3%
43,185,000	TX Harris County-Houston Sports Authority, Series 2001 D, Insured: MBIA, SPA: Morgan Guaranty Trust 4.880% 11/15/30(a)	43,185,000
30,000,000	TX North Texas Higher Education Authority, United Student Aid Funds, Inc., Series 2005 B, Insured: AMBAC, LOC: DEPFA Bank PLC 4.850% 12/01/44(a)	30,000,000
810,000	TX San Antonio Education Facilities Corp., St. Anthony Catholic High School, Series 2003 B, LOC: Bank One N.A., LOC: JPMorgan Chase Bank 4.870% 12/01/23(a)	810,000
	TX State:
	Series 1994 A-2, SPA: DEPFA Bank PLC
21,395,000	4.770% 12/01/09(a)	21,395,000
46,100,000	4.820% 12/01/33(a)	46,100,000

Par ($)		Value ($)
	Texas — (continued)
15,000,000	Series 1997 B-2, SPA: DEPFA Bank PLC 4.820% 12/01/29(a)	15,000,000
10,729,000	Series 2003, LOC: DEPFA Bank PLC SPA: Dexia Credit Local
	4.770% 06/01/21(a)	10,729,000
9,085,000	SPA: State Street Bank & Trust Co. 4.860% 12/01/23(a)	9,085,000
17,600,000	Series 2004, LOC: DEPFA Bank PLC, SPA: Dexia Credit Local 4.820% 12/01/24(a)	17,600,000
		193,904,000
	Utah — 0.0%
17,000,000	UT Board of Regents Student Loan Revenue, Series 2005 X, Insured: AMBAC, LOC: DEPFA Bank PLC 4.850% 11/01/44(a)	17,000,000
	Virginia — 0.1%
79,073,000	VA Housing Development Authority, Series 1996 E, 4.920% 01/01/46(a)	79,073,000
2,310,000	VA Richmond Redevelopment & Housing Authority, Series 1995 B, LOC: Wachovia Bank N.A. 4.600% 12/01/25(a)	2,310,000
		81,383,000
	Washington — 0.0%
	WA Housing Finance Commission:
3,175,000	MWSH Arlinton LLC, Series 2003 B, LOC: U.S. Bank N.A. 4.880% 11/01/36(a)	3,175,000
4,250,000	Rainier Court Associates LLC, Series 2003 B, Insured: FNMA, LOC: U.S. Bank N.A. 4.880% 12/15/36(a)	4,250,000
		7,425,000
	Wisconsin – 0.0%
18,920,000	WI Housing & Economic Development Authority, Series 2003 D, SPA: Westdeutsche Landsbank 4.870% 03/01/28(a)	18,920,000
	Total municipal bonds (Cost of $871,676,000)	871,676,000

See Accompanying Notes to Financial Statements.

24

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Repurchase agreements — 14.7%
422,591,000	Repurchase agreement with Barclays Capital, dated 03/31/06, due on 04/03/06, at 4.800% collateralized by a U.S. Treasury Bill and FNMA bonds with various maturities to 03/01/36, market value $431,043,726 (repurchase proceeds $422,760,036)	422,591,000
1,237,702,000	Repurchase agreement with Barclays Capital, dated 03/31/06, due on 04/03/06, at 4.840% collateralized by FNMA bonds with various maturities to 04/02/14, market value $1,262,456,731 (repurchase proceeds $1,238,201,206)	1,237,702,000
1,500,000,000	Repurchase agreement with Countrywide Securities Corp., dated 03/31/06, due on 04/03/06, at 4.840% collateralized by FHLMC and FNMA bonds with various maturities to 04/01/36, market value $1,530,000,000 (repurchase proceeds $1,500,605,000)	1,500,000,000
600,000,000	Repurchase agreement with Credit Suisse First Boston, dated 03/31/06, due on 04/03/06, at 4.900% collateralized by commercial papers and corporate bonds with various maturities to 02/01/36, market value $600,245,000 (repurchase proceeds $615,007,628)	600,000,000
353,568,000	Repurchase agreement with Goldman Sachs Group, Inc., dated 03/31/06, due on 04/03/06, at 4.450% collateralized by a U.S. Treasury Note and Bill with various maturities to 05/15/06, market value $360,639,460 (repurchase proceeds $353,699,115)	353,568,000

Par ($)		Value ($)
	Repurchase agreements — (continued)
79,333,000	Repurchase agreement with Goldman Sachs Group, Inc., dated 03/31/06, due on 04/03/06, at 4.850% collateralized by FHLMC bonds with various maturities to 03/01/36, market value $80,919,661 (repurchase proceeds $79,365,064)	79,333,000
800,000,000	Repurchase agreement with Goldman Sachs Group, Inc., dated 03/31/06, due on 04/03/06, at 4.880% collateralized by commercial papers with various maturities to 06/20/06, market value $816,000,001 (repurchase proceeds $800,325,333)	800,000,000
300,000,000	Repurchase agreement with Greenwich Capital, dated 03/31/06, due on 04/03/06, at 4.840% collateralized by asset-backed securities with various maturities to 03/01/36, market value $306,037,157 (repurchase proceeds $300,121,000)	300,000,000
300,000,000	Repurchase agreement with JPMorgan Chase Bank dated 03/31/06, due on 04/03/06, at 4.900% collateralized by commercial papers with various maturities to 10/02/06, market value $306,004,045 (repurchase proceeds $300,122,500)	300,000,000
825,000,000	Repurchase agreement with JPMorgan Chase Bank, dated 03/31/06, due on 04/03/06, at 4.880% collateralized by commercial papers with various maturities to 10/02/06, market value $841,503,838 (repurchase proceeds $825,335,500)	825,000,000

See Accompanying Notes to Financial Statements.

25

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Repurchase agreements — (continued)
150,000,000	Repurchase agreement with Lehman Brothers, dated 03/31/06, due on 04/03/06, at 4.880% collateralized by commercial papers with various maturities to 06/28/06, market value $153,001,732 (repurchase proceeds $150,061,000)	150,000,000
650,000,000	Repurchase agreement with Lehman Brothers, dated 03/31/06, due on 04/03/06, at 4.900% collateralized by asset-backed securities, corporate and FNMA bonds with various maturities to 04/01/36, market value $663,026,927 (repurchase proceeds $650,265,417)	650,000,000
1,000,000,000	Repurchase agreement with Salomon Smith Barney Citigroup, dated 03/31/06, due on 04/03/06, at 4.840% collateralized by FNMA, FHLMC and GNMA bonds with various maturities to 03/01/36, market value $1,020,000,000 (repurchase proceeds $1,000,403,333)	1,000,000,000
1,000,000,000	Repurchase agreement with UBS Securities, Inc., dated 03/31/06, due on 04/03/06, at 4.830% collateralized by FNMA bonds with various maturities to 03/01/36, market value $1,020,002,927 (repurchase proceeds $1,000,402,500)	1,000,000,000
	Total repurchase agreements (Cost of $9,218,194,000)	9,218,194,000
Total investments (Cost of $63,456,008,262)(f)	101.5%	63,456,008,262
Other assets & liabilities, net	(1.5)%	(939,140,768)
Net assets	100.0%	62,516,867,494

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which include illiquid securities that are disclosed below in footnote (c), amounted to $23,566,033,208, which represents 37.7% of net assets.

(c)  Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized cost, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At March 31, 2006, these securities amounted to $4,025,691,848, which represents 6.4% of net assets.

Security	Acquisition Date	Acquisition Cost
Carlyle Loan Investment Ltd. 4.660% 11/15/06(b) 4.970% 01/15/07(b)	10/18/05 12/15/05	$ 125,000,000 25,000,000
CCN Bluegrass 4.848% 02/20/07(b)	02/14/06	91,290,870
Corsair Trust 5.060% 06/30/06(b)	06/20/05	300,000,000
Davis Square Funding Ltd. 4.821% 10/16/38(b)	10/15/03	150,000,000
General Electric Capital Assurance Co. 4.850% 05/16/06	12/07/05	100,000,000
Goldman Sachs Group, Inc. 4.780% 09/13/07(b) 4.800% 12/13/06 4.813% 08/16/06 4.840% 04/21/06(b)	12/07/05 03/17/06 12/07/05 12/07/05	510,000,000 675,000,000 200,000,000 430,000,000
Jackson National Life Global Funding 4.990% 01/01/50	06/14/96	50,000,000
Metropolitan Life Insurance Co. 4.755% 02/08/07	01/31/06	50,000,000
Monumental Life 4.780% 08/22/06	03/25/02	300,000,000
New Media Technology LLC 4.740% 10/01/35(b)	11/01/05	20,000,000
Putnam Structured Product CDO 4.900% 11/25/05(b)	11/22/02	50,000,000
Racers 4.790% 08/21/06(b)	08/29/05	184,000,000
Saturn Ventures II, Inc. 4.730% 05/08/06(b)	11/07/05	100,000,000
Transamerica Occidental Life Insurance Co. 4.690% 08/29/06 4.810% 08/29/06 4.870% 08/29/06 5.050% 08/29/06	12/07/05 12/07/05 12/07/05 12/07/05	100,000,000 20,000,000 117,000,000 125,000,000
Travelers Insurance 4.748% 07/27/06	03/28/06	182,000,000
Winston Funding Ltd. 4.684% 04/23/09(b)	05/28/03	121,400,000
		$4,025,690,870

See Accompanying Notes to Financial Statements.

26

Columbia Cash Reserves

Investment portfolio (continued)  March 31, 2006

(d)  The rate shown represents the annualized yield at the date of purchase.

(e)  Zero coupon bond.

(f)  Cost for federal income tax purposes is $63,456,008,262.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

LIQ FAC	Liquidity Facility

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

27

Columbia Money Market Reserves

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Corporate bonds — 36.6%
125,000,000	Alliance & Leicester PLC 4.680% 04/05/07(a)(b)	125,000,000
50,000,000	American Express Credit Corp. 4.761% 12/05/06(a)	50,000,000
50,000,000	Cheyne Finance LLC 4.873% 03/15/07(a)	49,996,272
93,628,000	Citigroup, Inc. 5.750% 05/10/06	93,753,939
	Cullinan Finance Corp.
200,000,000	4.799% 08/25/06(a)(b)	199,995,945
25,000,000	4.805% 09/05/06(a)(b)	24,998,669
50,000,000	General Electric Capital Corp. 4.853% 04/17/07(a)	50,001,948
	Goldman Sachs Group, Inc.
140,000,000	4.780% 09/13/07(a)(b)(c)	140,000,000
250,000,000	4.800% 12/13/06(a)(c)	250,000,000
70,000,000	4.840% 04/21/06(a)(b)(c)	70,000,000
2,000,000	Gulf Gate Apartments LLC, LOC: Wells Fargo Bank N.A. 4.870% 09/01/28(a)	2,000,000
	Harrier Finance Funding LLC
200,000,000	4.651% 12/08/06(a)(b)	199,986,209
90,000,000	4.680% 02/09/07(a)	89,992,258
50,000,000	4.709% 06/15/06(a)(b)	49,999,732
209,000,000	4.709% 07/17/06(a)(b)	208,995,430
70,000,000	4.709% 02/16/07(a)	69,994,696
30,000,000	4.715% 05/22/06(a)(b)	29,998,552
42,500,000	4.778% 10/25/06(a)(b)	42,495,461
	K2 (USA) LLC
40,000,000	4.618% 06/02/06(a)(b)	40,000,890
150,000,000	4.703% 03/09/07(a)	150,047,925
25,000,000	4.704% 08/15/06(a)(b)	24,999,068
20,000,000	4.773% 08/25/06(a)(b)	19,999,200
140,000,000	4.870% 03/15/07(a)	139,986,652
100,000,000	4.890% 03/22/07(a)	99,990,327
60,000,000	4.895% 03/16/07(a)	59,994,167
75,000,000	4.924% 03/28/07(a)	74,992,582
	Links Finance LLC
50,000,000	4.818% 11/20/06(a)(b)	49,996,826
100,000,000	4.920% 03/30/07(a)	99,990,055
153,000,000	4.950% 04/02/07(a)	152,984,700
	Merrill Lynch & Co., Inc.
125,000,000	4.729% 04/16/07(a)	125,000,000
55,000,000	4.860% 05/25/06(a)	55,007,031
41,500,000	5.090% 06/06/06(a)	41,520,932
	Morgan Stanley
202,230,000	4.660% 04/03/07(a)	202,230,000
50,600,000	4.874% 02/15/07(a)	50,665,854
280,000,000	4.888% 04/27/07(a)	280,099,477
3,085,000	Post Apartment Homes LP, LOC: SunTrust Bank 4.830% 07/15/29(a)	3,085,000
50,000,000	Premier Asset Collateralized Entity LLC 4.570% 01/16/07(a)(b)	50,000,000

Par ($)		Value ($)
	Corporate bonds — (continued)
40,000,000	Racers 4.790% 08/21/06(a)(b)(c)	40,000,000
4,300,000	Rio Bravo LLC, LOC: Wells Fargo Bank N.A. 4.870% 12/01/33(a)	4,300,000
6,580,000	Schlitz Park Associates II LP, LOC: U.S. Bank N.A. 4.900% 12/01/21(a)	6,580,000
	Sedna Finance, Inc.
85,000,000	4.719% 09/15/06(a)(b)	85,000,000
98,000,000	4.721% 06/16/06(a)(b)	98,000,000
200,000,000	4.734% 02/23/07(a)	199,983,519
	Sigma Finance, Inc.
12,000,000	4.000% 08/11/06(b)	11,995,957
150,000,000	4.704% 08/14/06(a)(b)	149,994,437
100,000,000	4.820% 11/16/06(a)(b)	99,995,338
350,000,000	4.870% 03/19/07(a)	349,966,612
50,000,000	5.200% 04/20/07	50,000,000
115,000,000	SLM Corp. 4.680% 06/30/06(a)(b)	115,000,000
11,990,000	SMM Trust 4.716% 02/02/07(a)	11,990,000
	Stanfield Victoria Funding LLC
50,000,000	4.573% 01/25/07(a)	49,991,808
100,000,000	4.778% 06/26/06(a)(b)	99,995,014
50,000,000	4.783% 10/30/06(a)(b)	49,993,728
	Tango Finance Corp.
50,000,000	4.730% 02/22/07(a)	49,995,521
83,500,000	4.828% 11/20/06(a)(b)	83,494,655
	Whistlejacket Capital LLC
75,000,000	4.709% 04/18/06(a)(b)	74,999,307
100,000,000	4.778% 10/31/06(a)(b)	99,991,311
55,000,000	4.788% 06/30/06(a)(b)	54,997,872
20,000,000	4.820% 05/15/06(a)(b)	19,999,758
50,000,000	4.890% 03/22/07(a)	49,992,705
50,000,000	4.895% 03/23/07(a)	49,992,685
	White Pine Finance LLC
75,000,000	4.410% 03/26/07(a)	74,981,508
45,000,000	4.496% 10/06/06(a)(b)	44,995,300
25,000,000	4.561% 04/20/06(a)(b)	24,999,868
5,000,000	4.621% 04/05/06(a)(b)	4,999,986
190,000,000	4.773% 10/25/06(a)(b)	189,981,639
40,000,000	4.915% 03/26/07(a)	39,994,082
	Total corporate bonds (Cost of $5,754,002,407)	5,754,002,407
	Certificates of deposit — 19.6%
	American Express Bank FSB
40,000,000	4.736% 04/18/06(a)	40,000,000
25,000,000	4.791% 02/28/07(a)	25,000,000
200,000,000	Bank Tokyo Mitsubishi Ltd. 4.800% 01/11/07	200,000,000
23,000,000	Barclays Bank PLC 4.723% 06/21/06(a)	22,999,245

See Accompanying Notes to Financial Statements.

28

Columbia Money Market Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Certificates of deposit — (continued)
	Canadian Imperial Bank of Commerce
50,000,000	4.530% 12/15/06	50,000,000
103,000,000	4.803% 12/05/06	103,001,691
147,000,000	Credit Agricole SA 5.000% 03/09/07	147,000,000
	Credit Suisse First Boston NY
156,500,000	4.539% 01/12/07	156,500,000
185,000,000	4.575% 10/18/06(a)	185,000,000
50,000,000	4.740% 05/10/06(a)	50,001,501
135,000,000	4.750% 11/07/06	135,000,000
103,000,000	DEPFA Bank PLC NY 4.800% 12/05/06	103,000,000
	Deutsche Bank AG
100,000,000	4.102% 08/25/06	100,001,941
166,000,000	4.805% 02/21/07	166,000,000
149,000,000	4.950% 02/06/07	149,000,000
20,000,000	Fifth Third Bancorp 4.780% 04/23/07(a)(b)	20,000,000
20,000,000	HBOS Treasury Services PLC 4.680% 03/01/07(a)(b)	20,000,000
	Natexis Banques Populaires
125,000,000	4.729% 04/13/07(a)	125,013,402
148,000,000	5.010% 02/12/07	148,000,000
15,000,000	Royal Bank of Canada 4.728% 04/10/07(a)	15,000,000
300,000,000	Royal Bank of Scotland 4.763% 08/30/06(a)	299,975,277
	Societe Generale
100,000,000	4.200% 09/01/06	100,000,000
125,000,000	4.250% 09/06/06	125,000,000
200,000,000	4.850% 04/03/06	200,000,000
175,000,000	Svenska Handelsbanken NY 4.716% 09/20/06(a)	174,969,478
	Unicredito Italiano NY
95,000,000	4.490% 10/03/06(a)	94,992,842
100,000,000	4.770% 08/30/06(a)	100,000,000
25,000,000	Wells Fargo & Co. 4.739% 04/13/07(a)(b)	25,000,000
	Total certificates of deposit (Cost of $3,080,455,377)	3,080,455,377
	Commercial paper — 17.6%
186,393,000	Amstel Funding Corp. 4.580% 07/11/06(b)(d)	183,997,954
100,000,000	Atlas Capital Funding Ltd. 4.700% 06/16/06(a)(b)	100,000,000
	Cheyne Finance LLC
10,000,000	4.719% 08/15/06(a)(b)	10,000,000
50,000,000	4.942% 11/30/06(a)(b)	49,997,106
102,360,000	Concord Minutemen Capital Co. LLC 4.550% 07/11/06(b)(d)	101,053,346
102,347,000	Crown Point Capital Co. 4.550% 07/11/06(b)(d)	101,040,512

Par ($)		Value ($)
	Commercial paper — (continued)
230,000,000	Crown Point Capital Co. LLC 4.611% 08/07/06(a)(b)	229,983,946
5,000,000	Curzon Funding LLC 4.320% 05/02/06(b)(d)	4,981,400
100,405,000	East-Fleet Finance LLC 4.800% 04/27/06(b)(d)	100,056,929
	Giro Balanced Funding Corp.
51,010,000	4.620% 04/07/06(b)(d)	50,970,722
247,600,000	4.750% 04/20/06(b)(d)	246,979,281
53,405,000	4.780% 04/24/06(b)(d)	53,241,907
	Giro Funding Corp.
50,000,000	4.630% 04/07/06(b)(d)	49,961,417
40,000,000	4.800% 05/04/06(b)(d)	39,824,000
125,000,000	Gotham Funding Corp. 4.630% 04/07/06(b)(d)	124,903,542
	Greyhawk Capital Corp.
120,000,000	4.300% 04/24/06(b)(d)	119,670,333
85,000,000	4.800% 05/05/06(b)(d)	84,614,667
	Klio III Funding Corp.
61,452,000	4.740% 04/19/06(b)(d)	61,306,359
239,998,000	4.760% 04/21/06(b)(d)	239,363,339
	Lake Constance Funding LLC, LOC: Landesbank Baden- Wuerttemberg Girozentrale
58,000,000	4.380% 05/04/06(b)(d)	57,767,130
48,000,000	4.640% 04/07/06(b)(d)	47,962,880
	Morgan Stanley Dean Witter
100,000,000	4.860% 05/16/06(a)	100,000,000
50,000,000	4.860% 07/10/06(a)	50,000,000
100,000,000	Paradigm Funding LLC 4.630% 04/07/06(b)(d)	99,922,833
101,393,000	Park Avenue Receivables Corp. 4.620% 04/07/06(b)(d)	101,314,927
50,000,000	Picaros Funding LLC 4.370% 05/04/06(b)(d)	49,799,708
96,170,000	Sydney Capital Corp. 4.620% 04/06/06(b)(d)	96,108,291
	Victory Receivables Corp.
66,223,000	4.630% 04/05/06(b)(d)	66,188,932
52,302,000	4.630% 04/07/06(b)(d)	52,261,640
50,242,000	4.800% 05/02/06(b)(d)	50,034,333
40,201,000	White Pine Finance LLC 4.800% 04/28/06(b)(d)	40,056,277
	Total commercial paper (Cost of $2,763,363,711)	2,763,363,711
	Extendible commercial notes — 6.7%
100,000,000	Capital One Multi-Asset Trust 4.750% 04/25/06(b)(d)	99,683,333
	Citibank Credit Card Master Trust
75,000,000	4.640% 04/06/06(b)(d)	74,951,667
150,000,000	4.750% 04/24/06(b)(d)	149,544,792
	KKR Pacific Funding Trust
75,000,000	4.660% 04/07/06(b)(d)	74,941,750
53,302,000	4.750% 04/17/06(b)(d)	53,189,473

See Accompanying Notes to Financial Statements.

29

Columbia Money Market Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Extendible commercial notes — (continued)
50,000,000	Monument Gardens Funding LLC 4.800% 04/24/06(b)(d)	49,846,667
232,500,000	New Center Asset Trust 4.800% 05/10/06(d)	231,291,000
	Ormond Quay Funding LLC
100,000,000	4.616% 05/04/06(a)(b)	99,998,636
56,000,000	4.750% 04/21/06(b)(d)	55,852,222
	Thornburg Mortgage Capital Resrouces LLC
70,000,000	4.660% 04/05/06(b)(d)	69,963,756
50,000,000	4.660% 04/06/06(b)(d)	49,967,639
43,000,000	4.780% 04/24/06(b)(d)	42,868,683
	Total extendible commercial notes (Cost of $1,052,099,618)	1,052,099,618
	Asset-backed securities — 4.3%
42,500,000	Davis Square Funding Ltd. 4.821% 10/16/38(a)(b)(c)	42,500,000
250,000,000	Granite Master Issuer PLC 4.736% 08/20/54(a)	250,000,000
70,000,000	Mound Financing PLC 4.650% 11/08/06(a)(b)	70,000,000
	Paragon Mortgages PLC
147,411,105	4.749% 06/15/41(a)(b)	147,411,105
75,000,000	4.788% 10/15/41(a)	75,000,000
42,456,000	Saturn Ventures II, Inc. 4.730% 05/08/06(a)(b)(c)	42,456,000
50,000,000	Winston Funding Ltd. 4.684% 04/23/09(a)(b)(c)	50,000,000
	Total asset-backed securities (Cost of $677,367,105)	677,367,105
	Municipal bonds — 1.4%
	California — 0.1%
5,200,000	CA San Jose Financing Authority Lease Revenue, Series 2000 C, Insured: MBIA, SPA: Morgan Guaranty Trust 4.820% 12/01/24(a)	5,200,000
3,700,000	CA Statewide Communities Development Authority, Vineyard Creek LP, Series 2003, LOC: FHLB, LOC: BNP Paribas 4.860% 12/01/36(a)	3,700,000
		8,900,000

Par ($)		Value ($)
	Colorado — 0.1%
2,705,000	CO Health Facilities Authority, Crossroads at Delta, Series 2004, LOC: U.S. Bank N.A., LOC: KBC Bank N.V. 4.900% 11/01/28(a)	2,705,000
9,360,000	CO Housing & Finance Authority, Class 2004 B2, SPA: Dexia Credit Local 4.920% 11/01/34(a)	9,360,000
		12,065,000
	Kentucky — 0.1%
10,940,000	KY Hardin County, St. James Group, Inc., Series 2004, LOC: Republic Bank & Trust, LOC: FHLB 4.850% 03/01/27(a)	10,940,000
	Maine — 0.5%
93,000,000	ME Portland, Series 2001, LOC: Landesbank Hessen 4.850% 06/01/26(a)	93,000,000
	Maryland — 0.1%
17,060,000	MD Health & Higher Educational Facilities Authority, Adventist Healthcare, Series 2004 B, LOC: LaSalle Bank N.A., LOC: JPMorgan Chase Bank 4.850% 01/01/35(a)	17,060,000
	Minnesota — 0.1%
18,465,000	MN St. Paul Housing & Redevelopment Authority, Series 2004, LOC: U.S. Bank N.A. 4.900% 01/01/24(a)	18,465,000
	New Hampshire — 0.1%
	NH Business Finance Authority:
7,100,000	Series 2002 A, SPA: Bank of New York 4.870% 11/01/20(a)	7,100,000
10,000,000	Series 2002 B, SPA: Bank of New York 4.870% 11/01/20(a)	10,000,000

See Accompanying Notes to Financial Statements.

30

Columbia Money Market Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	New Hampshire — (continued)
765,000	NH Health & Education Facilities Authority, Series 2004, LOC: Citizens Bank of New Hampshire, LOC: Citizens Bank of Massachusetts, LOC: Royal Bank of Scotland 4.870% 12/01/08(a)	765,000
		17,865,000
	Ohio — 0.1%
13,000,000	OH Air Quality Development Authority, Series 2004 B, LOC: ABN AMRO Bank 4.920% 06/01/24(a)	13,000,000
	Texas — 0.2%
	TX State:
100,000	Series 1994 A-2, SPA: DEPFA Bank PLC 4.820% 12/01/33(a)	100,000
9,495,000	Series 2003, LOC: DEPFA Bank PLC, SPA: State Street Bank & Trust Co. 4.860% 12/01/23(a)	9,495,000
20,520,000	Series 2005, LOC: DEPFA Bank PLC, SPA: Dexia Credit Local 4.820% 12/01/26(a)	20,520,000
		30,115,000
	Washington — 0.0%
	WA Housing Finance Commission:
2,500,000	Vintage at Mt. Vernon, Series 2003 B, Insured: FNMA, LOC: U.S. Bank N.A. 4.880% 01/15/37(a)	2,500,000
1,740,000	Virginia Mason Research Center, Series 1997 B, LOC: U.S. Bank N.A. 4.900% 01/01/15(a)	1,740,000
		4,240,000
	Total municipal bonds (Cost of $225,650,000)	225,650,000
	Funding agreements – 0.3%
50,000,000	General Electric Capital Assurance Co. 4.960% 06/08/06(a)(c)	50,000,000
	Total funding agreements (Cost of $50,000,000)	50,000,000

Par ($)		Value ($)
	Repurchase agreements — 14.4%
262,298,000	Repurchase agreement with Barclays Capital, dated 03/31/06, due on 04/03/06, at 4.840% collateralized by FNMA and FHLB bonds with various maturities to 05/11/07, market value $267,546,951 (repurchase proceeds $262,403,794)	262,298,000
500,000,000	Repurchase agreement with Countrywide Securities Corp., dated 03/31/06, due on 04/03/06, at 4.840% collateralized by FNMA and FHLMC bonds with various maturities to 04/01/36, market value $510,000,000 (repurchase proceeds $500,201,667)	500,000,000
400,000,000	Repurchase agreement with Credit Suisse First Boston, dated 03/31/06, due on 04/03/06, at 4.900% collateralized by corporate bonds and commercial papers with various maturities to 10/20/50, market value $410,004,632 (repurchase proceeds $400,163,333)	400,000,000
150,000,000	Repurchase agreement with Goldman Sachs Group, Inc., dated 03/31/06, due on 04/03/06, at 4.450% collateralized by U.S. Treasury Notes with various maturities to 04/30/07, market value $153,000,191 (repurchase proceeds $150,055,625)	150,000,000
200,000,000	Repurchase agreement with Goldman Sachs Group, Inc., dated 03/31/06, due on 04/03/06, at 4.880% collateralized by commercial papers with various maturities to 06/25/06, market value $204,000,000 (repurchase proceeds $200,081,333)	200,000,000
50,000,000	Repurchase agreement with Lehman Brothers, dated 03/31/06, due on 04/03/06, at 4.880% collateralized by commercial papers with various maturities to 06/09/06, market value $51,003,451 (repurchase proceeds $50,020,333)	50,000,000

See Accompanying Notes to Financial Statements.

31

Columbia Money Market Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Repurchase Agreements — (continued)
200,000,000	Repurchase agreement with Lehman Brothers, dated 03/31/06, due on 04/03/06, at 4.900% collateralized by FNMA and FHLMC bonds with various maturities to 04/01/36, market value $204,000,362 (repurchase proceeds $200,081,667)	200,000,000
500,000,000	Repurchase agreement with UBS Securities, Inc., dated 03/31/06, due on 04/03/06, at 4.830% collateralized by FNMA and FHLMC bonds with various maturities to 03/01/36, market value $510,001,847 (repurchase proceeds $500,201,250)	500,000,000
	Total repurchase agreements (Cost of $2,262,298,000)	2,262,298,000
Total investments (Cost of $15,865,236,218)(e)	100.9%	15,865,236,218
Other assets & liabilities, net	(0.9)%	(134,337,512)
Net assets	100.0%	15,730,898,706

  Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which include illiquid securities that are disclosed below in footnote (c), amounted to $6,476,439,586, which represents 41.2% of net assets.

(c)  Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized cost, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At March 31, 2006, these securities amounted to $684,956,000, which represents 4.4% of net assets.

Security	Acquisition Date	Acquisition Cost
Davis Square Funding Ltd. 4.821% 10/16/38(b)	12/16/05	$42,500,000
General Electric Capital Assurance Co. 4.960% 06/08/06	06/07/05	50,000,000
Goldman Sachs Group, Inc. 4.780% 09/13/07(b) 4.800% 12/13/06 4.840% 04/21/06(b)	03/07/05 12/12/05 07/19/05	140,000,000 250,000,000 70,000,000
Racers 4.790% 08/21/06(b)	08/29/05	40,000,000
Saturn Ventures II, Inc. 4.730% 05/08/06(b)	11/07/05	42,456,000
Winston Funding Ltd. 4.684% 04/23/09(b)	05/27/03	50,000,000
		$684,956,000

(d)  The rate shown represents the annualized yield at the date of purchase.

(e)  Cost for federal income tax purposes is $15,865,250,691.

Acronym	Name
FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

32

Columbia Treasury Reserves

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Government & agency obligations — 3.8%
	U.S. government obligations — 3.8%
	U.S. Treasury Bills
232,000	4.330% 04/06/06(a)	231,860
3,342,000	4.510% 04/13/06(a)	3,336,976
500,000,000	U.S. Treasury Notes 6.500% 10/15/06	504,606,102
		508,174,938
	Total government & agency obligations (Cost of $508,174,938)	508,174,938
	Repurchase agreements — 96.4%
500,000,000	Repurchase agreement with ABN AMRO Bank US, dated 03/31/06, due on 04/03/06, at 4.520% collateralized by U.S. Treasury Notes with various maturities to 02/15/16, market value $510,000,939 (repurchase proceeds $500,188,333)	500,000,000
340,000,000	Repurchase agreement with Barclays Capital, dated 03/31/06, due on 04/03/06, at 4.450% collateralized by U.S. Treasury Bonds with various maturities to 05/15/21, market value $346,800,104 (repurchase proceeds $340,126,083)	340,000,000
400,000,000	Repurchase agreement with Barclays Capital, dated 03/31/06, due on 04/03/06, at 4.800% collateralized by GNMA bonds with various maturities to 03/20/36, market value $408,000,000 (repurchase proceeds $400,160,000)	400,000,000
1,000,000,000	Repurchase agreement with Bear Stearns, dated 03/31/06, due on 04/03/06, at 4.510% collateralized by U.S. Treasury Bonds, Notes and Bills with various maturities to 02/15/36, market value $1,020,004,351 (repurchase proceeds $1,000,375,833)	1,000,000,000

Par ($)		Value ($)
	Repurchase agreements — (continued)
1,460,000,000	Repurchase agreement with BNP Paribas, dated 03/31/06, due on 04/03/06, at 4.450% collateralized by U.S. Treasury Bonds, Notes and Bills with various maturities to 02/15/36, market value $1,489,200,481 (repurchase proceeds $1,460,541,417)	1,460,000,000
500,000,000	Repurchase agreement with Countrywide Securities Corp., dated 03/31/06, due on 04/03/06, at 4.500% collateralized by U.S. Treasury Bonds, Notes and Bills with various maturities to 02/15/36, market value $510,000,582 (repurchase proceeds $500,187,500)	500,000,000
690,000,000	Repurchase agreement with Countrywide Securities Corp., dated 03/31/06, due on 04/03/06, at 4.740% collateralized by GNMA bonds with various maturities to 03/20/36, market value $703,800,000 (repurchase proceeds $690,272,550)	690,000,000
998,601,000	Repurchase agreement with Goldman Sachs Group, Inc., dated 03/31/06, due on 04/03/06, at 4.450% collateralized by U.S. Treasury Notes with various maturities to 01/15/16, market value $1,018,951,065 (repurchase proceeds $998,971,315)	998,601,000
2,500,000,000	Repurchase agreement with Goldman Sachs Group, Inc., dated 03/31/06, due on 04/03/06, at 4.630% collateralized by U.S. Treasury Bonds, Notes and Bills with various maturities to 02/15/23, market value $2,550,000,768 (repurchase proceeds $2,500,964,583)	2,500,000,000

See Accompanying Notes to Financial Statements.

33

Columbia Treasury Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Repurchase agreements — (continued)
500,000,000	Repurchase agreement with Greenwich Capital, dated 03/31/06, due on 04/03/06, at 4.500% collateralized by a U.S. Treasury Note maturing 03/31/11, market value $510,000,634 (repurchase proceeds $500,187,500)	500,000,000
1,000,000,000	Repurchase agreement with HSBC Bank USA, dated 03/31/06, due on 04/03/06, at 4.500% collateralized by U.S. Treasury Bonds, Notes and Bills with various maturities to 03/31/11, market value $1,020,001,784 (repurchase proceeds $1,000,375,000)	1,000,000,000
400,000,000	Repurchase agreement with HSBC Bank USA, dated 03/31/06, due on 04/03/06, at 4.750% collateralized by GNMA bonds with various maturities to 03/15/36, market value $408,000,249 (repurchase proceeds $400,158,333)	400,000,000
500,000,000	Repurchase agreement with JPMorgan Chase Bank, dated 03/31/06, due on 04/03/06, at 4.450% collateralized by U.S. Treasury Notes with various maturities to 07/15/14, market value $510,003,819 (repurchase proceeds $500,185,417)	500,000,000
700,000,000	Repurchase agreement with JPMorgan Chase Bank, dated 03/31/06, due on 04/03/06, at 4.760% collateralized by GNMA bonds with various maturities to 12/15/46, market value $714,000,169 (repurchase proceeds $700,277,667)	700,000,000
1,000,000,000	Repurchase agreement with Morgan Stanley, dated 03/31/06, due on 04/03/06, at 4.500% collateralized by U.S. Treasury Bonds and Notes with various maturities to 08/15/21, market value $1,020,000,519 (repurchase proceeds $1,000,375,000)	1,000,000,000

Par ($)		Value ($)
	Repurchase agreements — (continued)
500,000,000	Repurchase agreement with UBS Securities, Inc., dated 03/31/06, due on 04/03/06, at 4.550% collateralized by a U.S. Treasury Note maturing 01/15/26, market value $510,002,175 (repurchase proceeds $500,189,583)	500,000,000
	Total repurchase agreements (Cost of $12,988,601,000)	12,988,601,000
Total investments (Cost of $13,496,775,938)(b)	100.2%	13,496,775,938
Other assets & liabilities, net	(0.2)%	(22,025,218)
Net assets	100.0%	13,474,750,720

  Notes to Investment Portfolio:

(a)  The rate shown represents the annualized yield at the date of purchase.

(b)  Cost for federal income tax purposes is $13,496,775,938.

Acronym	Name
FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

See Accompanying Notes to Financial Statements.

34

Columbia Government Reserves

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Government & agency obligations — 99.7%
	U.S. government agencies — 99.7%
	Federal Farm Credit Bank
50,000,000	4.470% 07/25/07(a)	49,998,700
100,000,000	4.500% 06/01/07(a)	99,988,318
10,000,000	4.500% 11/01/07(a)	9,996,907
50,000,000	4.510% 10/01/07(a)	49,998,163
82,000,000	4.530% 10/03/07(a)	81,999,981
25,000,000	4.560% 12/01/06(a)	25,004,533
100,000,000	4.561% 11/09/07(a)	99,982,575
26,510,000	4.565% 01/03/07(a)	26,514,457
100,000,000	4.578% 01/10/08(a)	100,000,000
50,000,000	4.646% 01/18/08(a)	49,980,408
10,000,000	4.661% 03/20/07(a)	10,000,468
42,425,000	4.689% 08/22/07(a)	42,423,751
150,000,000	4.699% 10/31/07(a)	149,976,247
70,000,000	4.730% 03/10/08(a)	69,973,234
25,000,000	4.740% 07/27/07(a)	24,996,690
125,000,000	4.750% 03/21/07(a)	124,987,843
50,000,000	4.750% 06/06/07(a)	49,998,732
25,000,000	4.750% 06/22/07(a)	24,998,095
30,000,000	4.750% 06/27/07(a)	29,996,283
100,000,000	4.750% 10/26/07(a)	100,000,000
20,000,000	4.760% 08/09/06(a)	19,997,879
50,000,000	4.760% 02/26/07(a)	49,995,478
50,000,000	4.760% 08/02/07(a)	49,993,160
150,000,000	4.760% 08/23/07(a)	149,969,648
50,000,000	4.760% 08/24/07(a)	49,989,521
50,000,000	4.761% 06/28/06(a)	49,998,733
25,000,000	4.780% 01/25/07(a)	24,996,969
	Federal Home Loan Bank
10,000,000	2.000% 06/16/06	9,955,386
18,740,000	2.125% 07/07/06	18,620,822
394,475,000	2.375% 04/05/06	394,376,059
80,000,000	2.500% 04/11/06	79,975,651
3,350,000	2.875% 05/23/06	3,344,877
2,000,000	3.000% 10/20/06	1,982,435
10,000,000	3.330% 12/20/06	9,902,165
7,000,000	3.500% 06/06/06	6,994,015
9,650,000	3.590% 02/16/07	9,527,270
18,600,000	3.625% 05/11/06	18,599,552
40,000,000	3.750% 01/16/07	39,675,706
122,000,000	3.875% 12/20/06	121,290,422
36,000,000	4.000% 08/11/06	36,000,000
42,175,000	4.150% 04/28/06	42,174,713
8,170,000	4.300% 05/22/06	8,169,324
290,000,000	4.396% 04/04/07(a)	289,891,842
425,000,000	4.493% 07/02/07(a)	424,842,887
50,000,000	4.500% 07/03/07(a)	49,989,378
100,000,000	4.523% 06/02/06(a)	99,988,964
25,000,000	4.540% 07/27/06	25,000,000
100,000,000	4.570% 08/02/06(a)	100,000,000
165,000,000	4.580% 08/10/07(a)	164,913,522
80,000,000	4.605% 05/10/06(a)	79,995,300
401,579,000	4.630% 04/03/06(b)	401,475,705
57,983,000	4.630% 04/11/06(b)	57,908,427

Par ($)		Value ($)
	U.S. government agencies — (continued)
37,207,000	4.635% 04/17/06(b)	37,130,354
28,700,000	4.660% 04/05/06(b)	28,685,140
77,000,000	4.770% 06/12/06(a)	76,996,895
148,000,000	4.770% 06/13/06(a)	147,976,514
27,000,000	4.770% 12/13/06(a)	26,993,790
10,000,000	4.805% 12/22/06(a)	9,996,105
407,500,000	4.840% 12/29/06(a)	407,349,680
19,415,000	5.125% 04/09/07	19,415,000
		4,864,894,673
	Total government & agency obligations (Cost of $4,864,894,673)	4,864,894,673
Total investments (Cost of $4,864,894,673)(c)	99.7%	4,864,894,673
Other assets & liabilities, net	0.3%	16,645,721
Net assets	100.0%	4,881,540,394

  Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(b)  The rate shown represents the annualized yield at the date of purchase.

(c)  Cost for federal income tax purposes is $4,864,894,673.

See Accompanying Notes to Financial Statements.

35

Columbia Municipal Reserves

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal bonds — 95.4%
	Alabama — 1.3%
5,000,000	AL Birmingham Industrial Development Board, Solid Waste Disposal Revenue, American Cast Iron Pipe Co., Series 2000, AMT, LOC: SouthTrust Bank N.A. 3.280% 05/01/25(a)	5,000,000
21,105,000	AL Birmingham Medical Clinic Board, Medical Advancement Foundation, Series 2000 A, LOC: Columbus Bank & Trust 3.370% 09/01/30(a)	21,105,000
2,815,000	AL Birmingham Private Educational Building Authority, The Altamont School, Series 1998, LOC: AmSouth Bank of Alabama 3.220% 04/01/13(a)	2,815,000
6,000,000	AL Birmingham Public Educational Building Authority, CHF-UAB II, Series 2005 A, LOC: Regions Bank 3.180% 07/01/37(a)	6,000,000
1,995,000	AL Board of Education, Series 2005, Insured: AMBAC, LIQ FAC: JPMorgan Chase Bank 3.210% 11/01/12(a)	1,995,000
2,900,000	AL Daphne YMCA Public Park & Recreation Board, YMCA of Mobile, Series 2002, LOC: Regions Bank 3.220% 10/01/22(a)	2,900,000
1,070,000	AL Dothan Houston County Airport Authority, PEMCO Aviation Group, Inc., Series 2002, AMT, LOC: SouthTrust Bank 3.330% 10/01/17(a)	1,070,000
2,720,000	AL Geneva County Industrial Development Board, Brooks AG Co., Inc., Series 2002, AMT, LOC: Regions Bank 3.290% 03/01/14(a)	2,720,000
3,500,000	AL Huntsville Industrial Development Board, Brown Precision, Inc., Series 2001, AMT, LOC: First Commercial Bank 3.270% 12/01/19(a)	3,500,000

Par ($)		Value ($)
	Alabama — (continued)
19,000,000	AL Infirmary Health System Special Care Facilities Financing Authority, Series 2006 A, LOC: Bank of Nova Scotia 3.180% 02/01/40(a)	19,000,000
4,950,000	AL Jefferson County, YMCA of Birmingham, Series 2005, LOC: AmSouth Bank 3.240% 09/01/25(a)	4,950,000
3,150,000	AL Scottsboro Industrial Development Board, Hisan, Inc., Series 2005, AMT, LOC: AmSouth Bank 3.270% 05/01/27(a)	3,150,000
15,700,000	AL Stevenson Industrial Development Board, Smurfit-Stone Container, Series 1996, AMT, LOC: JPMorgan Chase Bank 3.260% 01/01/31(a)	15,700,000
		89,905,000
	Alaska — 1.5%
	AK Housing Finance Corp.:
7,000,000	Series 2002 A, AMT, Insured: FSA, SPA: Dexia Credit Local 3.250% 12/01/36(a)	7,000,000
4,980,000	Series 2005, Insured: FGIC 3.210% 12/01/34(a)	4,980,000
17,500,000	AK International Airports Revenues, Series 2006 C, AMT Insured: MBIA, LOC: Lloyds TSB Bank PLC 3.220% 10/01/30(a)	17,500,000
	AK Municipal Board Bank Authority, Series 2004, Insured: MBIA:
5,300,000	3.210% 02/15/12(a)	5,300,000
5,770,000	3.210% 01/01/24(a)	5,770,000
	AK North Slope Borough, BP Exploration Alaska:
50,750,000	Series 2001, AMT, 3.250% 07/01/25(a)	50,750,000
10,900,000	Series 2000 A, Insured: MBIA, SPA: Dexia Credit Local France 3.210% 06/30/10(a)	10,900,000
		102,200,000

See Accompanying Notes to Financial Statements.

36

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Arizona — 0.7%
6,400,000	AZ Apache County Industrial Development Authority Industrial Development Revenue, Tucson Electric Power Co., Series 1983 B, LOC: Bank of New York 3.200% 12/15/18(a)	6,400,000
3,600,000	AZ Coconino County Pollution Control Corp., Arizona Public Services Co., Series 1994, AMT, LOC: KBC Bank N.V. 3.260% 10/01/29(a)	3,600,000
	AZ Maricopa County Industrial Development Authority:
1,000,000	Series 2003 A, AMT, LOC: Wells Fargo Bank N.A. 3.290% 12/01/39(a)	1,000,000
1,770,000	Series 2004, 3.280% 12/01/31(a)	1,770,000
7,555,000	Series 2005, AMT, LIQ FAC: Merrill Lynch Capital Services 3.300% 01/01/36(a)	7,555,000
4,300,000	AZ Maricopa County Pollution Control Corp., Series 2005 R-407, Insured: FGIC, LOC: Citibank N.A. 3.210% 08/01/40(a)	4,300,000
	AZ Phoenix Industrial: Development Authority:
5,015,000	Phoenix Broadway Associates, Series 2003 A, AMT, LOC: Wells Fargo Bank N.A. 3.290% 06/01/31(a)	5,015,000
10,740,000	Series 2005 MT-156, LIQ FAC: Landesbank Hessen-Thuringen 3.260% 08/01/08(a)	10,740,000
1,340,000	Spring Air Mattress Co., Series 1999, AMT, LOC: Bank One N.A. 3.500% 04/01/19(a)	1,340,000
6,000,000	AZ Pima County Industrial Development Authority, Series 2004, LOC: Branch Banking & Trust 3.200% 04/01/38(a)	6,000,000
		47,720,000
	Arkansas — 0.2%
6,500,000	AR Lowell Industrial Development Revenue, Little Rock Newspapers, Inc., Series 1996, AMT, LOC: Bank of New York 3.300% 06/01/31(a)	6,500,000

Par ($)		Value ($)
	Arkansas — (continued)
7,530,000	AR Pulaski County Public Facilities, Bailey Properties LLC, Series 2002, AMT, LOC: Regions Bank 3.250% 07/01/42(a)	7,530,000
	AR Sheridan Industrial Development Revenue:
2,600,000	Centria Project, Series 2000 A, AMT, LOC: PNC Bank N.A. 3.310% 08/01/20(a)	2,600,000
1,000,000	H. Robertson Co. Project, Series 1998 B, AMT, LOC: Sheridan Bank 3.270% 08/01/16(a)	1,000,000
		17,630,000
	California — 1.7%
14,952,000	CA Department of Water Resources, Power Supply Revenue, Series 2005 G-4, Insured: FSA, SPA: Morgan Stanley 3.150% 05/01/16(a)	14,950,954
	CA Housing Finance Agency: Multi-Family III,
10,000,000	Series 2002 E, AMT, 3.200% 08/01/37(a)	10,000,000
10,800,000	Series 2000 U, AMT, Insured: MBIA 3.180% 02/01/17(a)	10,800,000
22,000,000	Series 2005 A, AMT, SPA: Dexia Credit Local 3.180% 08/01/35(a)	22,000,000
17,410,000	CA Lehman Brothers Pooled Municipal Trust Receipts, Series 2005, AMT, Insured: AMBAC, LIQ FAC: Lehman Liquidity Co. 3.230% 08/01/38(a)	17,410,000
8,050,000	CA Sacramento County Housing Authority, Series 2005, AMT, LIQ FAC: Merrill Lynch Capital Services 3.270% 11/01/42(a)	8,050,000
37,530,000	CA Southern Home Financing Authority, Series 2004 B, AMT, 3.200% 02/01/34(a)	37,530,000
		120,740,954
	Colorado — 3.4%
2,615,000	CO Boulder County, Boulder Medical Center, Inc., Series 1998, AMT, LOC: Wells Fargo Bank N.A. 3.340% 01/01/17(a)	2,615,000

See Accompanying Notes to Financial Statements.

37

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Colorado — (continued)
	CO Denver City & County Airport Revenue:
10,000,000	Series 2000 B, AMT, Insured: MBIA, SPA: Bank One N.A. 3.250% 11/15/25(a)	10,000,000
15,000,000	Series 2004 B, AMT, Insured: AMBAC 3.230% 11/15/24(a)	15,000,000
5,995,000	Series 2005 1023, Insured: XLCA, LIQ FAC: JPMorgan Chase Bank 3.210% 05/15/13(a)	5,995,000
43,800,000	Series 2005 C-1, Insured: CIFG, SPA: Morgan Stanley 3.250% 11/15/25(a)	43,800,000
4,160,000	Series 2005, AMT, Insured: MBIA, SPA: Merrill Lynch Capital Services 3.250% 11/15/09(a)	4,160,000
9,585,000	CO Douglas County Multi-Family Revenue Housing, Lincoln Pointe Loft Projects, Series 2003, AMT, LOC: U.S. Bank N.A. 3.280% 02/01/37(a)	9,585,000
10,000,000	CO Educational & Cultural Facilities Authority, EOP Charlotte JW LLC, Series 2005 A, LOC: Sovereign Bank FSB, LOC: KBC Bank N.V. 3.210% 09/01/35(a)	10,000,000
	CO Health Facilities Authority, Colorado West Regional:
7,550,000	Mental Health Center, Series 2005, LOC: JPMorgan Chase Bank 3.180% 03/01/30(a)	7,550,000
2,800,000	Crossroads at Delta, Series 2004 A, LOC: U.S. Bank N.A. 3.240% 11/01/28(a)	2,800,000
	CO Housing & Finance Authority:
9,090,000	Series 2002 A-1, AMT, SPA: FHLMC 3.280% 10/01/22(a)	9,090,000
15,685,000	Series 2002 C-3, AMT, SPA: Lloyds TSB Bank PLC 3.280% 05/01/22(a)	15,685,000
20,500,000	Series 2002 I-C2, AMT, SPA: FHLMC 3.250% 10/01/32(a)	20,500,000
2,005,000	Series 2002, AMT, SPA: FHLMC 3.280% 11/01/21(a)	2,005,000

Par ($)		Value ($)
	Colorado — (continued)
22,300,000	Series 2003 B-3, AMT, SPA: JPMorgan Chase Bank 3.250% 11/01/26(a)	22,300,000
10,785,000	Series 2004 I-A, AMT, SPA: FHLMC 3.280% 04/01/45(a)	10,785,000
25,000,000	Series 2005 B-2, SPA: Dexia Credit Local 3.200% 05/01/34(a)	25,000,000
10,035,000	CO Moffat County, Pollution Control Revenue, National Rural Utility Cooperative Finance Corp., Series 1984, Insured: AMBAC, 3.200% 07/01/10(a)	10,035,000
1,000,000	CO Pitkin County Industrial Development Revenue, Aspen Skiing Co., Series 1994 B, AMT, LOC: JPMorgan Chase Bank 3.260% 04/01/14(a)	1,000,000
6,120,000	CO SCA Tax Exempt Trust, Series 2005 PT-2522, Insured: FSA, LOC: Merrill Lynch Capital Services 3.220% 01/01/30(a)	6,120,000
		234,025,000
	Connecticut — 2.6%
	CT Housing Finance Authority:
15,600,000	Series 2006 A-2, AMT, Insured: AMBAC, SPA: DEPFA Bank PLC 3.200% 05/15/36(a)	15,600,000
167,645,000	Series 2006, AMT, Insured: AMBAC, SPA: DEPFA Bank PLC 3.210% 11/15/38(a)	167,645,000
		183,245,000
	Delaware — 0.2%
1,500,000	DE Economic Development Authority, Industrial Development Revenue, Series 1998, AMT, LOC: PNC Bank N.A. Delaware 3.310% 09/01/18(a)	1,500,000
	DE New Castle County:
8,500,000	Fairfield English LLC, Series 2005, AMT, Insured: FNMA 3.230% 09/15/38(a)	8,500,000
5,185,000	Flight Safety International, Inc., Series 2002, AMT, 3.210% 12/01/32(a)	5,185,000
		15,185,000

See Accompanying Notes to Financial Statements.

38

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	District of Columbia — 2.3%
	DC Columbia Enterprise Zone Revenue:
7,500,000	House on F Street Project, Series 2001, AMT, LOC: Bank of New York 3.240% 05/01/15(a)	7,500,000
5,000,000	Series 2004, AMT, LOC: Bank of Scotland 3.270% 12/01/29(a)	5,000,000
	DC Housing Finance Agency, Multi-Family Housing Revenue:
5,000,000	Series 1995 A, AMT, 3.270% 08/01/25(a)	5,000,000
4,250,000	Series 2006 G, AMT, LIQ FAC: Goldman Sachs Group, Inc. 3.300% 08/18/19(a)	4,250,000
2,750,000	DC Metropolitan Airport Authority System, Series 2004, AMT, Insured: MBIA, SPA: Merrill Lynch Capital Services 3.250% 10/01/12(a)	2,750,000
8,360,000	DC Metropolitan Area Transportation Authority,
	Series 2003, Insured: MBIA 3.210% 01/01/10(a)	8,360,000
	DC Metropolitan Washington Airports Authority:
78,170,000	Series 2004, AMT, Insured: MBIA, SPA: Dexia Credit Local 3.220% 10/01/21(a)	78,170,000
4,795,000	Series 2005 1017, AMT, Insured: FGIC, LIQ FAC: JPMorgan Chase Bank 3.240% 10/01/11(a)	4,795,000
12,000,000	Series 2006 D, AMT, Insured: FSA, LIQ FAC: Goldman Sachs Group, Inc. 3.240% 08/15/14(a)	12,000,000
22,600,000	Series 2006, AMT, Insured: FSA, LIQ FAC: Citibank N.A. 3.250% 10/01/35(a)	22,600,000
7,500,000	DC Revenue, National Association of Realtors, Series 2003, AMT, LOC: SunTrust Bank 3.230% 12/01/23(a)	7,500,000
		157,925,000

Par ($)		Value ($)
	Florida — 3.0%
7,615,000	FL Board of Education, Series 2003, Insured: MBIA 3.210% 01/01/12(a)	7,615,000
	FL Brevard County Housing Finance Authority:
13,780,000	Series 2005 MT-112, AMT, SPA: Merrill Lynch Capital Services, GTY AGMT: IXIS Municipal Products, Inc. 3.260% 11/01/14(a)	13,780,000
9,900,000	Series 2005 PT-2815, LIQ FAC: Merrill Lynch Capital Services 3.260% 11/01/14(a)	9,900,000
28,500,000	FL Broward County Port Facilities Revenue, Series 1998, AMT, Insured: AMBAC 3.220% 09/01/27(a)	28,500,000
4,635,000	FL Collier Health Facilities Authority, Cleveland Clinic Health, Series 2003 C-1, LOC: JPMorgan Chase Bank 3.230% 09/01/29(a)	4,635,000
1,080,000	FL Fort Walton Beach Industrial Development Revenue, Burton Golf, Inc., Series 1996, AMT, LOC: Columbus Bank & Trust 3.470% 10/01/11(a)	1,080,000
3,380,000	FL Hillsborough County Housing Finance Authority, Multi-Family Revenue, Series 2005 R-366, AMT, Insured: FNMA, LOC: Citibank N.A. 3.250% 07/01/22(a)	3,380,000
7,545,000	FL Housing Finance Agency Revenue, Multi-Family Housing Revenue, Lakes of Northdale Project, Series 1984 D, LOC: SouthTrust Bank of Alabama 3.190% 05/15/12(a)	7,545,000
	FL Housing Finance Corp.:
6,925,000	Hunters Run Partners II Ltd., Series 2003 G, AMT, Insured: FSA 3.200% 06/15/36(a)	6,925,000
8,400,000	Mango Grove LLC, Series 2005 A, AMT, LOC: Citibank N.A. 3.220% 09/15/37(a)	8,400,000

See Accompanying Notes to Financial Statements.

39

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Florida — (continued)
3,500,000	Tuscany Lakes Ltd, Series 2002 1, AMT, Insured: FNMA 3.250% 11/15/35(a)	3,500,000
15,500,000	FL Jacksonville Aviation Revenue, Series 2005, AMT, Insured: FGIC, LOC: Wachovia Bank N.A. 3.200% 10/01/24(a)	15,500,000
5,225,000	FL Lake County Industrial Development Authority, Senniger Irrigation, Inc., Series 2003, AMT, LOC: SunTrust Bank 3.230% 11/01/24(a)	5,225,000
5,000,000	FL Lee County Industrial Development Authority, North Fort Myers Utilities, Series 2003 A, AMT, LOC: SunTrust Bank 3.230% 06/01/22(a)	5,000,000
4,750,000	FL Manatee County Industrial Development Revenue, Gammerler LLC, Series 2005, AMT, LOC: LaSalle Bank N.A. 3.300% 10/01/35(a)	4,750,000
	FL Miami Dade County
3,020,000	3.200% 04/05/06	3,020,000
3,000,000	3.350% 06/28/06	3,000,000
7,000,000	FL Miami Dade County Industrial Development Authority, Airis Miami LLC, Series 1999 A, AMT, Insured: AMBAC, LOC: Bayerische Landesbank 3.220% 10/15/25(a)	7,000,000
14,805,000	FL Miami Dade County, Series 2005 MT-177, Insured: XLCA, LIQ FAC: Merrill Lynch Capital Services 3.330% 10/01/13(a)(b)	14,805,000
2,000,000	FL Orange County Housing Finance Authority, Northbridge at Millenia, Series 2003, AMT, LOC: SouthTrust Bank N.A. 3.200% 09/15/36(a)	2,000,000
	FL Pinellas County Housing Finance Authority:
8,400,000	Alta Largo LLC, Series 2004, AMT, LOC: AmSouth Bank 3.250% 06/01/42(a)	8,400,000

Par ($)		Value ($)
	Florida — (continued)
5,500,000	Eurobake LP, Series 2005, AMT, LOC: AmSouth Bank, 3.230% 03/01/26(a)	5,500,000
23,555,000	Series 2005, AMT, 3.260% 05/01/14(a)	23,555,000
12,480,000	FL Roaring Fork Municipal Products LLC, Series 2004 A, AMT, Insured: MBIA, SPA: Bank of New York 3.320% 10/01/15(a)	12,480,000
7,000,000	FL St. John's County Industrial Development Authority, Rulon Co., Series 2004, AMT, LOC: Coastal Bank of Georgia 3.320% 11/01/34(a)	7,000,000
		212,495,000
	Georgia — 4.7%
1,300,000	GA Athens Clarke County, 3.300% 04/03/06	1,300,000
	GA Atlanta Airport Revenue:
12,960,000	Series 2001, AMT, Insured: FGIC 3.250% 01/01/08(a)	12,960,000
	Series 2003, AMT, Insured: FGIC:
5,390,000	3.250% 01/01/14(a)	5,390,000
10,000,000	3.250% 11/01/14(a)	10,000,000
4,215,000	Series 2004 C14, AMT, Insured: FSA, SPA: Wachovia Bank N.A. 3.260% 01/01/18(a)	4,215,000
4,470,000	Series 2004, AMT, Insured: FGIC 3.250% 01/01/14(a)	4,470,000
12,155,000	Series 2005, AMT, Insured: FGIC 3.250% 01/01/17(a)	12,155,000
	GA Atlanta Urban Residential Finance Authority, Multi-Family Revenue:
5,650,000	Collegetown Harris Project, Series 2003 I, AMT, 3.230% 10/15/36(a)	5,650,000
9,850,000	Housing Market District Project, Series 2004 A, AMT, LOC: Wachovia Bank N.A. 3.230% 11/01/34(a)	9,850,000
14,000,000	M Street Apartments Project, Series 2003, AMT, LOC: Regions Bank 3.240% 03/01/38(a)	14,000,000
25,100,000	Park District Atlantic Project, Series 2002 A, AMT, LOC: SouthTrust Bank 3.260% 12/01/37(a)	25,100,000

See Accompanying Notes to Financial Statements.

40

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Georgia — (continued)
4,860,000	Northside Plaza Group LP, Series 2002, AMT, LOC: Wachovia Bank N.A. 3.230% 11/01/27(a)	4,860,000
11,995,000	Series 2005, AMT: LIQ FAC: Merrill Lynch Capital Services 3.300% 12/01/43(a)	11,995,000
5,015,000	SPA: Merrill Lynch Capital Services 3.300% 12/01/30(a)	5,015,000
5,940,000	GA Carroll County Development Authority, Industrial Revenue, Royal Metal Products Project, Series 2004, AMT, LOC: SunTrust Bank 3.230% 06/01/24(a)	5,940,000
	GA Clayton County Development Authority:
10,000,000	Delta Airlines, Inc., Series 2000 C, AMT, LOC: General Electric Capital Corp. 3.310% 05/01/35(a)	10,000,000
3,440,000	Wilson Holdings, Inc., Series 2003, AMT, LOC: SunTrust Bank 3.280% 11/01/13(a)	3,440,000
	GA Cobb County Housing Authority:
3,900,000	Multi-Family Revenue, Woodchase Village Apartments Project, Series 2003, AMT, LOC: Regions Bank 3.260% 03/15/36(a)	3,900,000
10,290,000	Series 2005, SPA: Merrill Lynch Capital Services 3.300% 01/01/49(a)	10,290,000
9,215,000	GA Columbia County Development Authority, Multi-Family Revenue, Westwood Club Apartment Project, Series 2002, AMT, LOC: KeyBank N.A. 3.220% 11/15/35(a)	9,215,000
11,245,000	GA Columbus Hospital Authority, St. Francis Hospital, Inc., Series 2000 A, LOC: Columbus Bank & Trust 3.210% 01/01/31(a)	11,245,000
7,475,000	GA DeKalb County Housing Authority, Multi-Family Revenue, Stone Mill Run Apartments Project, Series 1995 A, AMT, LOC: First Tennessee Bank N.A. 3.260% 08/01/27(a)	7,475,000

Par ($)		Value ($)
	Georgia — (continued)
3,070,000	GA Dooly County Industrial Development Authority Revenue, Hambug Enterprises Project, Series 2003, AMT, LOC: Fifth Third Bank 3.200% 12/01/17(a)	3,070,000
3,000,000	GA Douglas County Development Authority, Colonial Hills School Property Project, Series 2004, LOC: Branch Banking & Trust 3.230% 06/01/24(a)	3,000,000
8,000,000	GA East Point Housing Authority Multi-Family Revenue, Village Highlands Apartments Project, Series 2004, AMT, LOC: SunTrust Bank 3.250% 07/01/37(a)	8,000,000
4,620,000	GA Franklin County Industrial Building Authority Revenue, Bosal Industries Georgia, Inc. Project, Series 1995, LOC: Standard Federal Bank 3.380% 08/01/10(a)	4,620,000
	GA Fulton County Development Authority:
3,100,000	Industrial Laser Solutions LLC, Series 2003, AMT, LOC: Wachovia Bank N.A. 3.210% 05/01/18(a)	3,100,000
3,900,000	Leggett & Platt, Inc. Project, Series 1992 A, AMT, LOC: Wachovia Bank N.A. of Georgia 3.280% 06/01/27(a)	3,900,000
	OBH, Inc., Series 1999 B, AMT:
9,350,000	3.180% 12/01/28(a)	9,350,000
34,870,000	3.210% 12/01/18(a)	34,870,000
12,470,000	Woodward Academy, Inc., LOC: SunTrust Bank 3.230% 12/01/27(a)	12,470,000
1,500,000	GA Gainesville Hall County, Fieldale Farms Corp., Series 2002, AMT, LOC: Wachovia Bank N.A. 3.210% 08/01/27(a)	1,500,000
6,640,000	GA Gwinnett County Development Authority Certificates of Participation, Series 2004, Insured: MBIA 3.280% 01/01/21(a)	6,640,000
1,800,000	GA Gwinnett County Development Authority Industrial Development Revenue, Maltese Signs, Inc., Series 2000, AMT, LOC: SunTrust Bank 3.230% 02/01/15(a)	1,800,000

See Accompanying Notes to Financial Statements.

41

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Georgia — (continued)
6,000,000	GA Houston County Development Authority, Perdue Farms, Inc., Series 2005, AMT, LOC: SunTrust Bank 3.230% 01/01/18(a)	6,000,000
5,000,000	GA Kennesaw Development Authority Housing, Walton Ridenour Apartments Project, Series 2004, AMT, LOC: SunTrust Bank 3.230% 04/01/37(a)	5,000,000
2,400,000	GA Ports Authority, Series 2003, AMT, LOC: SunTrust Bank 3.230% 10/01/23(a)	2,400,000
7,205,000	GA Private Colleges & Universities Authority, Mercer University Project, Series 2003, LOC: Branch Banking & Trust 3.300% 10/01/32(a)	7,205,000
2,880,000	GA Stephens County Development Authority, Series 2005, AMT, LOC: Provident Bank 3.330% 02/01/20(a)	2,880,000
475,000	GA Thomasville Payroll Development Authority, Scruggs Co. Project, Series 2000, LOC: First Union National Bank 3.300% 08/01/10(a)	475,000
6,800,000	GA Toombs County Development Authority Industrial Development Revenue, Series 2005, AMT, LOC: National City Bank 3.300% 08/01/30(a)	6,800,000
3,585,000	GA Union County Development Authority, Applewood Doors & Windows, Series 2005, AMT, LOC: Branch Banking & Trust 3.300% 12/01/22(a)	3,585,000
7,500,000	GA Urban Residential Finance Authority, Lindbergh City Center Apartment, Series 2004, LOC: Regions Bank 3.240% 11/01/44(a)	7,500,000
4,700,000	GA Wayne County Industrial Development Authority, Absorption Corp. Series 2004, AMT, LOC: Branch Banking & Trust 3.300% 09/01/19(a)	4,700,000
		327,330,000

Par ($)		Value ($)
	Hawaii — 0.3%
12,000,000	HI ABN AMRO Munitops Certificates Trust, Series 2004, Insured: MBIA 3.220% 07/01/12(a)	12,000,000
2,660,000	HI Airports System Revenue, Series 2004, AMT, 3.250% 01/01/10(a)	2,660,000
1,690,000	HI Apartments System Revenue, Series 2004, AMT, Insured: FGIC 3.250% 01/01/10(a)	1,690,000
4,175,000	HI Honolulu City & County, Multi-Family Revenue, Series 2005 PT-3151, Insured: GNMA, SPA: Merrill Lynch Capital Services 3.250% 06/20/35(a)	4,175,000
3,980,000	HI State, Series 2004, Insured: MBIA 3.210% 10/01/24(a)	3,980,000
		24,505,000
	Idaho — 1.7%
4,160,000	ID Eagle Industrial Development Corp., Rose Cottage LLC, Series 2001, AMT, LOC: Wells Fargo Bank N.A. 3.390% 09/01/21(a)	4,160,000
	ID Housing & Finance Association:
4,100,000	Series 2002 A-38, AMT, LOC: Wachovia Bank N.A. 3.260% 07/01/32(a)	4,100,000
5,000,000	Series 2002 B-1, AMT, LOC: Bayerische Landesbank Girozentrale 3.250% 07/01/33(a)	5,000,000
13,485,000	Series 2002 D, AMT, SPA: Bayerische Landesbank 3.280% 07/01/33(a)	13,485,000
	Single Family Mortgage Revenue:
9,600,000	Series 2003 C, AMT, SPA: Bayerische Landesbank 3.250% 07/01/34(a)	9,600,000
14,195,000	Series 2004 C, AMT, LIQ FAC: Lloyds TSB Bank PLC 3.250% 01/01/36(a)	14,195,000
18,900,000	Series 2004 D, LIQ FAC: Lloyds TSB Bank PLC 3.250% 01/01/36(a)	18,900,000
18,650,000	Series 2005 B, AMT, LOC: Lloyds TSB Bank PLC, GTY AGMT: Transamerica Occidental Life Insurance, Inc. 3.250% 07/01/36(a)	18,650,000

See Accompanying Notes to Financial Statements.

42

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Idaho — (continued)
8,900,000	Series 2005 D, AMT, SPA: Lloyds TSB Bank PLC 3.250% 01/01/37(a)	8,900,000
9,450,000	Series 2005 E, LOC: Lloyds TSB Bank PLC 3.250% 01/01/37(a)	9,450,000
9,650,000	Series 2006, AMT, SPA: Lloyds TSB Bank PLC 3.250% 07/01/37(a)	9,650,000
2,000,000	ID Power County Industrial Development Revenue, FMC Corp., Series 2001, AMT, LOC: Wachovia Bank N.A. 3.230% 04/01/14(a)	2,000,000
		118,090,000
	Illinois — 4.6%
1,795,000	IL Addison Industrial Development Revenue, Series 1996, AMT, LOC: LaSalle Bank N.A. 3.350% 07/01/21(a)	1,795,000
2,735,000	IL Boone McHenry & DeKalb Counties Community Unit School District No. 100, Series 2005 PZ-50, Insured: MBIA, LIQ FAC: Merrill Lynch Capital Services 3.250% 12/01/23(a)	2,735,000
830,000	IL Carol Stream Industrial Development Revenue, Series 1999, AMT, LOC: Northern Trust Co. 3.300% 04/01/24(a)	830,000
	IL Chicago Enterprise Zone Revenue,
	Gas Plus, Inc.:
1,450,000	Series 2002, AMT, LOC: Northern Trust Co. 3.450% 11/01/22(a)	1,450,000
6,850,000	Series 2002 A, AMT, LOC: LaSalle Bank N.A. 3.300% 12/01/32(a)	6,850,000
1,140,000	IL Chicago Heights Industrial Development Revenue, Series 1998 A, AMT, LOC: Fifth Third Bank 3.280% 12/01/18(a)	1,140,000
	IL Chicago Industrial Development Revenue:
1,040,000	Bullen Midwest Inc., Series 1997, AMT, 3.330% 11/01/17(a)	1,040,000
1,300,000	Eli's Chicago's Finest Inc., Series 1996, AMT, LOC: LaSalle Bank N.A. 3.260% 11/01/26(a)	1,300,000

Par ($)		Value ($)
5,100,000	Flying Food Fare Midway, Series 1999, AMT, LOC: Harris Trust & Savings Bank 3.300% 12/01/28(a)	5,100,000
	IL Chicago Multi-Family Housing Revenue:
13,680,000	Concordia Place Apartments LP, Series 2003, AMT, LOC: Harris Trust & Savings Bank 3.240% 07/01/34(a)	13,680,000
2,150,000	North Larabee LP, Series 2001 B, LOC: Harris Trust & Savings Bank 3.300% 04/01/09(a)	2,150,000
1,470,000	North Larrabee LP, Series 2001 A, AMT, LOC: Harris Trust & Savings Bank 3.300% 04/01/36(a)	1,470,000
3,760,000	Renaissance Saint Luke LP, Series 2004 A, AMT, LOC: Harris Trust & Savings Bank 3.300% 01/01/39(a)	3,760,000
	IL Chicago O'Hare International Airport:
17,150,000	Series 1997, AMT, Insured: AMBAC, LOC: Merrill Lynch Capital Services, Inc. 3.250% 01/01/16(a)	17,150,000
	Series 2003, AMT, Insured: FSA:
5,500,000	3.250% 07/01/11(a)	5,500,000
5,200,000	3.250% 01/01/22(a)	5,200,000
3,130,000	Series 2003, AMT, Insured: MBIA 3.250% 07/01/08(a)	3,130,000
9,995,000	Series 2003, Insured: FSA 3.250% 07/01/11(a)	9,995,000
4,000,000	Series 2004, Insured: MBIA 3.250% 01/01/17(a)	4,000,000
32,120,000	Series 2005 D, Insured: CIFG, SPA: Dexia Credit Local 3.190% 01/01/35(a)	32,120,000
1,100,000	IL Chicago Solid Waste Disposal Facility Revenue, Groot Industries, Inc., Series 1995, AMT, LOC: JPMorgan Chase Bank 3.340% 12/01/15(a)	1,100,000
1,685,000	IL Chicago Wastewater Transmission Revenue, Series 2004, Insured: MBIA 3.250% 01/01/22(a)	1,685,000

See Accompanying Notes to Financial Statements.

43

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Illinois — (continued)
4,395,000	IL City of Bloomington, Series 2005, AMT, SPA: Merrill Lynch Capital Services 3.300% 01/01/44(a)	4,395,000
2,805,000	IL Cook County, Series 2003, Insured: MBIA 3.210% 11/15/21(a)	2,805,000
	IL Development Finance Authority Industrial Development Revenue:
1,330,000	Campagna-Turano Bakery, Series 2000, AMT, LOC: American National Bank & Trust 3.500% 08/01/25(a)	1,330,000
3,950,000	Clingan Steel, Inc., Series 2003, AMT, LOC: LaSalle Bank N.A. 3.500% 12/01/23(a)	3,950,000
3,380,000	Feltes Sand & Grave Co., Series 2003, AMT, LOC: LaSalle Bank N.A. 3.260% 12/01/18(a)	3,380,000
4,310,000	Forty Foot High Realty LLC, Series 2002, AMT, LOC: National City Bank 3.300% 12/01/27(a)	4,310,000
1,015,000	HSU Properties LLC Series 2003, AMT, LOC: Fifth Third Bank 3.260% 08/01/33(a)	1,015,000
1,035,000	Knead Dough Banking Co., Series 2000, AMT, LOC: Bank One N.A. 3.500% 09/01/25(a)	1,035,000
2,340,000	Rainbow Graphics, Inc., Series 2003, AMT, LOC: Bank One N.A. 3.500% 08/01/23(a)	2,340,000
1,550,000	Royal Continental Box, Series 1995 B, AMT, LOC: LaSalle Bank N.A. 3.260% 04/01/10(a)	1,550,000
3,955,000	Ruebenson Real Estate LLC, Series 1999 A, LOC: National City Bank N.A. 3.300% 06/01/24(a)	3,955,000
3,100,000	Series 1990 A, AMT, LOC: Bank One Kentucky N.A. 3.380% 01/01/10(a)	3,100,000
2,800,000	Unique Building Corp., Series 1989, AMT, LOC: American National Bank & Trust Co. 3.410% 05/01/19(a)	2,800,000

Par ($)		Value ($)
	Illinois — (continued)
4,100,000	WM Plastics Project, Series 2001, AMT, LOC: LaSalle Bank N.A. 3.260% 08/01/26(a)	4,100,000
	IL Development Finance Authority:
2,485,000	Affordable Housing Revenue, Lake Towers Associates II LP, Series 1997, AMT, LOC: Bank One N.A. 3.290% 04/15/37(a)	2,485,000
5,130,000	Groot Industries, Inc., Series 2003, LOC: Bank One N.A. 3.340% 12/01/23(a)	5,130,000
1,100,000	Jewish Council Youth Service, Series 2003, LOC: Harris Trust Bank 3.250% 09/01/28(a)	1,100,000
6,000,000	Lifesource Project, Series 2000, LOC: PNC Bank N.A. 3.210% 06/01/20(a)	6,000,000
6,700,000	Multi-Family Revenue, West Chicago Senior Apartment, Series 2003, AMT, LOC: Citibank N.A. 3.260% 02/01/38(a)	6,700,000
7,500,000	Sexton Energy, Series 2003, AMT, LOC: Fifth Third Bank 3.230% 10/01/23(a)	7,500,000
	IL Educational Facilities Authority:
3,045,000	Chaplin Hall Center Children's Project, Series 2003, 3.190% 07/01/24(a)	3,045,000
11,050,000	National Louis University, Series 1999 A, LOC: America National Bank & Trust 3.200% 06/01/29(a)	11,050,000
2,270,000	IL Elgin Industrial Development Revenue, Nelson Graphic, Inc. Project, Series 2000, AMT, 3.260% 05/01/20(a)	2,270,000
1,900,000	IL Elmhurst Industrial Development Revenue, John Sakash Co. Project, Series 2000, AMT, LOC: Citibank N.A. 3.260% 02/01/25(a)	1,900,000
	IL Finance Authority Industrial Development Revenue:
2,435,000	Merug LLC, Series 2004 A, LOC: JPMorgan Chase Bank 3.500% 12/01/18(a)	2,435,000

See Accompanying Notes to Financial Statements.

44

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Illinois — (continued)
5,000,000	Pollman North America, Series 2005, AMT, LOC: Fifth Third Bank 3.190% 12/01/25(a)	5,000,000
1,295,000	Series 2005, AMT, LOC: National City Bank 3.300% 11/01/18(a)	1,295,000
8,500,000	IL Finance Authority, Multi-Family Revenue, Waterton Vistas II LLC, Series 2004, AMT, Insured: FNMA 3.240% 10/15/34(a)	8,500,000
3,995,000	IL Freeport, Multi-Family Revenue, Series 2005, AMT, LIQ FAC: Merrill Lynch Capital Services 3.300% 01/01/44(a)	3,995,000
	IL Gurnee Industrial Development Revenue:
810,000	Kenall Manufacturing Co., Series 1998, 3.300% 03/01/18(a)	810,000
5,330,000	Little Lady Foods, Inc., Series 2002, AMT, LOC: LaSalle Bank N.A. 3.260% 12/01/22(a)	5,330,000
	IL Housing Development Authority,
	Multi-Family Revenue:
3,300,000	Mattoon Towers Associates II, Series 2004, AMT, LOC: First National Bank 3.230% 01/01/34(a)	3,300,000
4,500,000	Pontiac Tower Associates III, Series 2005, AMT, LOC: Harris N.A. 3.240% 09/01/35(a)	4,500,000
2,200,000	Precor Investments-2004-LXXI LP, Series 2004 A, LOC: LaSalle Bank N.A. 3.260% 12/01/39(a)	2,200,000
6,255,000	Spring Creek Associates, Series 2004, AMT, LOC: LaSalle Bank N.A. 3.240% 04/01/34(a)	6,255,000
4,300,000	IL Industrial Development Revenue, Enterprise Center X Project, Series 1992, AMT, Insured: LaSalle Bank N.A. 3.260% 06/01/22(a)	4,300,000
1,500,000	IL Lombard Village Industrial Projects, B&H Partnership Project, Series 1995, LOC: LaSalle Bank N.A. 4.570% 10/01/13(a)	1,500,000

Par ($)		Value ($)
	Illinois — (continued)
9,780,000	IL McLean & Woodford Counties School District No. 005, Series 2003, Insured: FSA 3.210% 12/01/09(a)	9,780,000
8,065,000	IL Metropolitan Pier & Exposition Authority Dedicated State Tax, Series 2004, Insured: FGIC 3.250% 05/22/24(a)	8,065,000
4,500,000	IL New Lenox Industrial Development Revenue, Panduit Corp., Series 1990, AMT, LOC: Fifth Third Bank 3.270% 07/01/15(a)	4,500,000
2,500,000	IL Orland Park Industrial Development Revenue, Panduit Corp., Series 1996, AMT, LOC: Fifth Third Bank 3.270% 04/01/31(a)	2,500,000
3,670,000	IL Palos Hills Multi-Family Housing Revenue, Green Oaks Project, Series 1998, AMT, 3.260% 08/01/29(a)	3,670,000
1,700,000	IL Savanna Industrial Development Revenue, Metform Corp. Project, Series 1994 B, AMT, LOC: Bank One N.A. 3.500% 06/01/09(a)	1,700,000
2,400,000	IL Skokie Industrial Development Revenue, Series 2003, AMT, LOC: LaSalle Bank N.A. 3.300% 12/01/33(a)	2,400,000
1,940,000	IL Tinley Park Industrial Development Revenue, 8300 West 185th Street LLC, Series 1997 A, AMT, LOC: American National Bank & Trust 3.390% 09/01/17(a)	1,940,000
5,250,000	IL University Certificates of Participation, Series 2004, Insured: FGIC 3.210% 03/01/11(a)	5,250,000
2,275,000	IL Upper River Valley Development Authority Industrial Development Revenue, Clover Properties LLC Project, Series 2000, AMT, LOC: LaSalle Bank N.A. 3.260% 07/01/20(a)	2,275,000
1,365,000	IL Urbana Multi-Family Housing Revenue, Prarie Green II Apartment Project, Series 2000, AMT, LOC: LaSalle Bank N.A. 3.260% 06/01/29(a)	1,365,000

See Accompanying Notes to Financial Statements.

45

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Illinois — (continued)
14,905,000	IL Will County Community School District No. 161 Summit Hill, Series PT-2862, Insured: FGIC, LOC: Merrill Lynch Capital Services 3.210% 01/01/25(a)	14,905,000
		318,195,000
	Indiana — 2.8%
2,800,000	IN Allen County Multi-Family Housing Redevelopment, Woodland Crest Hill Project, Series 1999, AMT, 3.500% 08/01/17(a)	2,800,000
2,765,000	IN Bloomington Multi-Family Revenue, Willow Manor Apartments Project, Series 2002, AMT, LOC: Fifth Third Bank 3.260% 11/01/32(a)	2,765,000
1,630,000	IN Burns Harbor Economic Development Revenue, Dennen Steel Corp., Series 2003, AMT, LOC: Standard Federal Bank 3.260% 12/01/23(a)	1,630,000
460,000	IN Development Finance Authority, Economic Development Revenue, Berry Holdings Co. LLC, Series 1999, AMT, LOC: Bank One N.A. 3.490% 01/01/09(a)	460,000
	IN Elkhart Economic Development Revenue:
825,000	Crossroads Apartments LLC, Series 1998 A, AMT, LOC: FHLB 3.410% 04/01/28(a)	825,000
1,500,000	Vahala Foam Enterprises Project, Series 2002, AMT, LOC: Bank One N.A. 3.500% 09/01/17(a)	1,500,000
2,075,000	IN Elkhart Industrial Development Revenue, Kibbe Properties LLC, Series 2002, AMT, LOC: National City Bank of Indiana 3.300% 06/01/27(a)	2,075,000
1,660,000	IN Evansville Economic Development Revenue, B & M Plastics, Inc. Project, Series 2002, AMT, LOC: Fifth Third Bank 3.260% 12/01/17(a)	1,660,000
	IN Finance Authority:
10,500,000	Psi Energy, Inc., Series 2005 B, AMT, LOC: Calyon Bank 3.220% 10/01/40(a)	10,500,000

Par ($)		Value ($)
	Indiana — (continued)
4,000,000	Series 2005, AMT, LOC: National City Bank 3.300% 10/01/12(a)	4,000,000
5,700,000	IN Garrett Economic Development Revenue, Series 2005, AMT, LOC: National City Bank 3.300% 01/01/21(a)	5,700,000
	IN Gibson County Pollution Control Revenue:
5,000,000	Toyota Motor Manufacturing Project: Series 1997, AMT, 3.220% 10/01/27(a)	5,000,000
7,000,000	Series 1999, AMT, 3.220% 01/01/29(a)	7,000,000
	Series 2000 A, AMT:
10,000,000	3.220% 01/01/28(a)	10,000,000
6,000,000	3.220% 01/01/30(a)	6,000,000
5,000,000	Series 2001 B, AMT, 3.220% 09/01/31(a)	5,000,000
	IN Greencastle Economic Development Revenue:
2,000,000	Crown Equipment Corp. Project, Series 1996, AMT, LOC: KeyBank N.A. 3.270% 02/01/11(a)	2,000,000
3,182,000	Round Barn Manor Project, Series 2003 A, AMT, 3.260% 01/01/28(a)	3,182,000
1,865,000	IN Hartford City Economic Development, Series 2001, AMT, LOC: Fifth Third Bank 3.260% 10/01/16(a)	1,865,000
505,000	IN Health Facility Financing Authority, Cardinal Center, Inc. Project, Series 1996 A, LOC: KeyBank N.A. 3.250% 12/01/16(a)	505,000
30,500,000	IN Housing & Community Development Authority, Series 2005 C-3, LOC: DEPFA Bank PLC 3.350% 07/01/36(a)	30,500,000
8,212,000	IN Housing Finance Authority, Multi-Family Revenue, Series 1997 M-A, AMT, LOC: FHLB 3.260% 01/01/29(a)	8,212,000
	IN Indianapolis Local Public Improvement Bond Bank:
6,875,000	Series 2004, AMT, Insured: MBIA 3.250% 01/01/17(a)	6,875,000
24,325,000	Series 2006 B, 4.500% 07/06/06	24,403,606

See Accompanying Notes to Financial Statements.

46

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Indiana — (continued)
	IN Indianapolis Multi-Family Revenue:
7,000,000	Nora Commons LP, Series 2004 A, AMT, LOC: ABN AMRO Bank N.V. 3.260% 12/01/39(a)	7,000,000
2,750,000	Washington Pointe LP, Series 2005, AMT, LOC: Fifth Third Bank 3.190% 08/15/40(a)	2,750,000
	IN Jeffersonville Economic Development Revenue:
2,665,000	Series 2001, AMT, LOC: Fifth Third Bank 3.260% 08/01/21(a)	2,665,000
5,140,000	Series 2003, AMT, LOC: National City Bank of Kentucky 3.300% 04/01/23(a)	5,140,000
1,000,000	IN Lagrange Economic Development Revenue, LA Investments LLC, Series 1999, AMT, LOC: Bank One Indiana N.A. 3.500% 08/01/13(a)	1,000,000
2,365,000	IN St. Joseph County Economic Development Revenue, Pine Oak Apartments LP, Series 1997 A, AMT, LOC: FHLB 3.310% 06/01/27(a)	2,365,000
	IN Transportation Finance Authority,
	Highway Revenue, Series 2004, Insured: FGIC:
6,105,000	3.210% 12/01/14(a)	6,105,000
6,000,000	3.210% 12/01/25(a)	6,000,000
3,600,000	IN Vigo County Economic Development Revenue, Monninger Corp., Series 2002, AMT, LOC: Old National Bank 3.390% 12/01/17(a)	3,600,000
4,465,000	IN Washington County Industrial Economic Development Revenue, Series 2001,AMT, LOC: National City Bank of Indiana 3.300% 08/01/16(a)	4,465,000
2,615,000	IN Whiting Environmental Facilities Revenue, BP Amoco PLC, Series 2000, AMT, 3.250% 07/01/31(a)	2,615,000

Par ($)		Value ($)
	Indiana — (continued)
8,300,000	IN Whiting Industrial Sewage & Solid Waste Disposal Revenue, Amoco Oil Co. Series 1999, AMT, 3.250% 01/01/26(a)	8,300,000
		196,462,606
	Iowa — 1.2%
	IA Clinton Industrial Development Revenue:
500,000	Series 1991, AMT, LOC: Northern Trust Co. 3.250% 09/01/06(a)	500,000
4,500,000	Series 2004, LOC: Northern Trust Co. 3.250% 12/01/22(a)	4,500,000
2,500,000	Sethness Products Co., Series 1996, AMT, LOC: Northern Trust Co. 3.250% 09/01/11(a)	2,500,000
	IA Finance Authority Industrial Development Revenue:
5,550,000	Ramsgate Corp., Series 2002, AMT, LOC: U.S. Bank N.A. 3.290% 12/01/22(a)	5,550,000
3,720,000	US Filter Operating Services, Inc., Series 2001 A, LOC: Societe Generale 3.260% 11/01/17(a)	3,720,000
	IA Finance Authority:
990,000	Childserve, Inc., Series 2002 B, LOC: Wells Fargo Bank N.A. 3.290% 06/01/17(a)	990,000
6,055,000	Single Family Mortgage Revenue: Series 2002 A-46, AMT, 3.260% 07/01/24(a)	6,055,000
5,405,000	Series 2003 F, Insured: GNMA/FNMA, LOC: Wells Fargo Bank N.A. 3.220% 01/01/33(a)	5,405,000
12,500,000	Series 2004 B, AMT, Insured: GNMA/FNMA, SPA: DEPFA Bank PLC 3.210% 07/01/34(a)	12,500,000
24,000,000	Series 2005 H, LOC: State Street Bank & Trust Co. 3.160% 07/01/36(a)	24,000,000
11,000,000	Single Family Revenue, Series 2004, AMT, Insured: GNMA/FNMA 3.210% 07/01/34(a)	11,000,000
4,800,000	IA Linn County Industrial Development Revenue, Swiss Valley Farms Co., Series 2001, LOC: Wells Fargo Bank N.A. 3.290% 05/01/21(a)	4,800,000

See Accompanying Notes to Financial Statements.

47

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Iowa — (continued)
1,000,000	IA West Burlington Industrial Development Revenue, Borhi Oil Hydraulic, Series 2001 B, AMT, LOC: American National Bank & Trust 3.500% 01/01/11(a)	1,000,000
		82,520,000
	Kansas — 0.3%
	KS Development Finance Authority:
9,200,000	Exempt Facilities Revenue, Seaboard Project, Series 1995 A, AMT, LOC: Bank of New York 3.240% 12/01/25(a)	9,200,000
2,200,000	Multi-Family Revenue, Delaware Highlands, Series 2005 C, AMT, LOC: Arvest Bank 3.270% 12/01/36(a)	2,200,000
5,400,000	KS Fredonia Revenue, Systech Environmental Corp., Series 1989, AMT, LOC: Banque National de Paris 3.230% 02/01/07(a)	5,400,000
1,135,000	KS Sedgwick & Shawnee County, Single Family Revenue, Series 2002, 3.250% 12/01/14(a)	1,135,000
		17,935,000
	Kentucky — 1.6%
9,995,000	KY ABN AMRO Munitops Certificates Trust, Series 2005, Insured: FGIC 3.210% 05/15/12(a)	9,995,000
7,410,000	KY Campbellsville-Taylor County Industrial Development Revenue, Airguard Industrial, Inc., Series 2001, AMT, LOC: Northern Trust Co. 3.250% 05/01/31(a)	7,410,000
5,000,000	KY Carroll County Industrial Development Revenue, Kentucky Ladder Co., Series 1990, AMT, LOC: Bankers Trust Co. 3.500% 09/01/10(a)	5,000,000
1,805,000	KY Danville Multi City Lease, 3.210% 04/05/06	1,804,936
4,000,000	KY Daviess County Health Care Revenue, Wendell Fosters Campus for Development, Series 2001, AMT, LOC: National City Bank 3.250% 05/01/21(a)	4,000,000

Par ($)		Value ($)
	Kentucky — (continued)
4,090,000	KY Daviess County Industrial Building Revenue, Series 2003, AMT, LOC: National Bank of Kentucky 3.300% 05/01/18(a)	4,090,000
2,250,000	KY Glasgow Industrial Building Revenue, Poly-Tech Corp., Series 1994, LOC: Fifth Third Bank 3.280% 05/01/14(a)	2,250,000
1,850,000	KY Greenup County Revenue, Pathways, Inc., Series 2004, LOC: Fifth Third Bank 3.190% 12/01/18(a)	1,850,000
21,365,000	KY Housing Corp., Single Family Mortgage Revenue, Series 2006, AMT, SPA: Merrill Lynch Capital Services, Inc., GIC: Trinity Funding Co. LLC 3.260% 01/01/09(a)	21,365,000
	KY Jefferson County Industrial Building Revenue:
3,580,000	Dant Growth LLC, Series 2002, AMT, LOC: Bank One Kentucky N.A. 3.500% 09/01/22(a)	3,580,000
765,000	Seven Counties Services, Inc., Series 1996, LOC: Bank One Kentucky N.A. 3.210% 06/01/11(a)	765,000
765,000	KY Jefferson County Industrial Development Revenue, WHIP-Mix Corp., Series 1997, AMT, LOC: National City Bank Kentucky 3.400% 06/01/12(a)	765,000
900,000	KY Jefferson County Retirement Home Revenue, Nazareth Library Project, Series 1999, LOC: Fifth Third Bank 3.190% 10/01/19(a)	900,000
150,000	KY Jeffersontown Industrial Building Revenue, Rague Food Systems, Inc., Series 1995, AMT, LOC: PNC Bank N.A. 3.310% 04/01/20(a)	150,000
	KY Kenton County Industrial Building Revenue:
1,045,000	Baptist Convalescent Center, Series 1998, LOC: Fifth Third Bank 3.250% 07/01/18(a)	1,045,000
2,940,000	Series 2002, LOC: Fifth Third Bank 3.260% 04/01/17(a)	2,940,000

See Accompanying Notes to Financial Statements.

48

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Kentucky — (continued)
	KY Lexington-Fayette Urban County Airport Corp.:
1,300,000	Series 1998 A, AMT, Insured: MBIA, LOC: Dexia Credit Local 3.260% 07/01/28(a)	1,300,000
1,000,000	Series 1998 C, AMT, Insured: MBIA, LOC: Dexia Credit Local 3.260% 07/01/13(a)	1,000,000
2,475,000	KY Lexington-Fayette Urban County Educational Facilities Revenue, Series 2003, 3.190% 05/01/25(a)	2,475,000
1,820,000	KY Louisville & Jefferson County Metropolitan Government, First Trust Restoration Partners, Series 2005 A, AMT, LOC: Regions Bank 3.270% 01/01/11(a)	1,820,000
6,000,000	KY Minor Lane Heights Solid Waste Disposal Revenue, Waste Management Kentucky LLC Project, Series 2003, AMT, LOC: Wachovia Bank N.A. 3.270% 03/01/21(a)	6,000,000
	KY Property & Buildings Commission:
3,000,000	Series 2004, Insured: FSA 3.210% 10/01/18(a)	3,000,000
15,000,000	Series 2005 A, Insured: FSA, LIQ FAC: IXIS Municipal Products, Inc. 3.210% 10/01/19(a)	15,000,000
8,605,000	KY Roaring Fork Municipal Products LLC, Series 2003, AMT, Insured: FSA, SPA: Bank of New York 3.320% 07/01/17(a)	8,605,000
2,000,000	KY Rural Economic Development Authority Revenue, Heaven Hill Project, Series 1991, AMT, LOC: PNC Bank N.A. 3.270% 10/01/16(a)	2,000,000
2,230,000	KY Shelby Industrial Building Revenue, Shelby Trust Co., Inc., Series 1998, AMT, LOC: Fifth Third Bank 3.280% 06/01/18(a)	2,230,000
2,100,000	KY West Buechel Industrial Building Revenue, Berby Fabricating LLC Project, Series 2004, AMT, LOC: Fifth Third Bank 3.260% 06/01/24(a)	2,100,000
		113,439,936

Par ($)		Value ($)
	Louisiana — 0.5%
5,100,000	LA Calcasieu Parish, Inc. Industrial Development Board, Hydroserve Westlake Project, Series 1999, AMT, LOC: Bank One Chicago N.A. 3.290% 12/01/24(a)	5,100,000
4,000,000	LA Denham Springs-Livingston Housing & Mortgage Finance Authority, Series 2004 A, 3.290% 12/01/07(a)	4,000,000
6,150,000	LA Plaquemines Parish, Environmental Revenue, BP Exploration & Oil, Inc. Series 1994, AMT, 3.480% 05/01/25(a)	6,150,000
20,920,000	LA State, Series 2005 MT-158, Insured: AMBAC, LIQ FAC: BNP Paribas 3.140% 10/15/18(a)(b)	20,920,000
		36,170,000
	Maine — 0.2%
10,880,000	ME Housing Authority, General Housing Revenue, Series 2005, AMT, LIQ FAC: Landesbank Hessen-Thuringen 3.260% 12/01/10(a)	10,880,000
	Maryland — 0.8%
5,350,000	MD Carroll County Commissioners Economic Development Revenue, Shelter System Ltd. Facility, Series 2004, AMT, LOC: Branch & Banking Trust 3.300% 07/01/24(a)	5,350,000
	MD Community Development Administration Department Housing & Community Development:
14,000,000	Fort Washington Manor LP, Series 2005 A, AMT, LOC: Citibank N.A. 3.200% 11/15/38(a)	14,000,000
23,205,000	Series 2005 G, AMT, 3.200% 11/24/06	23,205,000
5,990,000	MD Montgomery County Housing Opportunites Commission, Series 2006, AMT, SPA: Danske Bank 3.270% 02/01/40(a)	5,990,000
9,500,000	MD Montgomery County Housing Opportunities Commission, Series 2005 F, AMT, 4.500% 12/29/06	9,572,324
		58,117,324

See Accompanying Notes to Financial Statements.

49

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Michigan — 3.4%
4,460,000	MI Detroit City School District, Series 2004, Insured: FGIC 3.200% 11/01/20(a)	4,460,000
	MI Housing Development Authority:
9,500,000	Multi-Family Revenue, Canterbury Project, Series 2003 A, AMT, LOC: LaSalle Bank N.A. 3.250% 06/01/38(a)	9,500,000
39,800,000	Rental Housing Revenue: Series 2000 A, AMT, Insured: MBIA, LIQ FAC: Morgan Guaranty Trust Co. 3.220% 10/01/37(a)	39,800,000
37,970,000	Series 2002 A, AMT, Insured: MBIA, LOC: Landesbank Hessen-Thuringen 3.210% 04/01/37(a)	37,970,000
20,870,000	Single Family Mortgage Revenue, Series 2005 B, AMT: LOC: DEPFA Bank PLC 3.250% 06/01/30(a)	20,870,000
13,635,000	SPA: DEPFA Bank PLC 3.250% 12/01/25(a)	13,635,000
10,035,000	MI Roaring Fork Municipal Products LLC, Series 2003, AMT, Insured: AMBAC, SPA: Bank of New York 3.320% 03/01/24(a)	10,035,000
	MI Strategic Fund Ltd. Obligations:
5,970,000	American Autocoat, Inc., Series 2002, AMT, LOC: Fifth Third Bank 3.260% 10/01/22(a)	5,970,000
2,950,000	B & C Leasing LLC, Series 1999, AMT, LOC: LaSalle Bank N.A. 3.250% 07/01/24(a)	2,950,000
2,010,000	Home, Inc., Series 2002, AMT, LOC: Fifth Third Bank 3.260% 11/01/22(a)	2,010,000
575,000	LRV Enterprises LLC, Series 1996, AMT, LOC: National City Bank 3.400% 09/01/21(a)	575,000
1,600,000	Michigan Turkey Producers, Series 2000 A, AMT, LOC: Fifth Third Bank 3.280% 05/01/15(a)	1,600,000
1,140,000	Series 1999, AMT, LOC: National City Bank 3.300% 06/01/24(a)	1,140,000

Par ($)		Value ($)
	Michigan — (continued)
1,000,000	Series 2003, AMT: LOC: Fifth Third Bank 3.260% 08/01/23(a)	1,000,000
3,005,000	LOC: National City Bank 3.300% 12/01/28(a)	3,005,000
14,300,000	MI Strategic Fund Solid Waste Disposal Revenue, Grayling Generating, Series 1990, AMT, LOC: Barclays Bank of New York 3.210% 01/01/14(a)	14,300,000
	MI Wayne County Airport Authority:
18,140,000	Series 2005 MT-115, Insured: MBIA, LIQ FAC: Svenska Handelsbank 3.250% 12/01/17(a)	18,140,000
18,360,000	Series 2005 PT-2667, AMT, Insured: MBIA, LIQ FAC: Merrill Lynch Capital Services 3.250% 12/01/23(a)	18,360,000
25,600,000	Series 2005, AMT, Insured: MBIA, LIQ FAC: Citibank N.A. 3.250% 12/01/34(a)	25,600,000
5,900,000	Series 2006, AMT, Insured: MBIA, LIQ FAC: Citibank N.A. 3.250% 12/01/29(a)	5,900,000
		236,820,000
	Minnesota — 1.9%
1,720,000	MN Bloomington Industrial Development Revenue, Watkins Pattern Co., Inc., Series 2001, AMT, LOC: U.S. Bank N.A. 3.390% 07/01/21(a)	1,720,000
2,035,000	MN Eden Prairie Industrial Development Revenue, SWB LLC, Series 2000 A, AMT, LOC: U.S. Bank N.A. 3.390% 11/01/20(a)	2,035,000
3,900,000	MN Higher Education Facilities Authority Revenue, Hamline University, Series 2005 6-E1, LOC: Harris Bank N.A. 3.170% 10/01/16(a)	3,900,000
	MN Housing Finance Agency,
	Residential Housing Revenue:
40,605,000	Series 2005 E, AMT, 2.950% 05/18/06	40,605,000
39,910,000	Series 2005 I, AMT, SPA: Lloyds TSB Bank PLC 3.220% 01/01/36(a)	39,910,000
11,735,000	Series 2006 C, AMT, SPA: State Street Bank & Trust Co. 3.220% 01/01/37(a)	11,735,000

See Accompanying Notes to Financial Statements.

50

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Minnesota — (continued)
	MN Minneapolis Multi-Family Housing Revenue:
2,000,000	Driftwood Apartments, Series 2002, AMT, LOC: U.S. Bank N.A. 3.290% 10/01/24(a)	2,000,000
3,000,000	Gateway Real Estate, Series 2002, AMT, LOC: LaSalle Bank N.A. 3.240% 10/01/32(a)	3,000,000
	MN Minneapolis St. Paul Metropolitan Airports Commission,
	Airport Revenue:
11,670,000	Series 2004, AMT, Insured: FGIC 3.250% 09/03/09(a)	11,670,000
2,555,000	Series 2005 PT-2834, AMT, Insured: AMBAC, LOC: Merrill Lynch Capital Services 3.590% 01/01/14(a)(b)	2,555,000
4,525,000	MN Springfield Industrial Development Revenue, OCHS Brick Co., Series 2001, AMT, LOC: Wells Fargo Bank N.A. 3.320% 05/01/16(a)	4,525,000
7,000,000	MN Washington County Housing & Redevelopment Authority, Multi-Family Revenue, Series 2005 MT-154, LOC: FHLMC 3.240% 12/31/25(a)	7,000,000
		130,655,000
	Mississippi — 0.2%
	MS Business Finance Corp.,
	Hamlin Sheet Metal Co., Inc.:
1,590,000	Series 2005 A, AMT, LOC: Branch Banking & Trust Co. 3.300% 03/01/15(a)	1,590,000
2,235,000	Series 2005, AMT, LOC: Branch Banking & Trust Co. 3.300% 03/01/25(a)	2,235,000
7,500,000	Jackson Academy LLC, Series 2005, LOC: AmSouth Bank 3.200% 08/01/25(a)	7,500,000
		11,325,000
	Missouri — 1.6%
1,500,000	MO Development Finance Board Facilities Revenue, St. Louis Air Project, Series 2000, AMT, LOC: National Bank & Trust 3.250% 03/01/30(a)	1,500,000

Par ($)		Value ($)
	Missouri — (continued)
13,880,000	MO Development Finance Board, Southeast Missouri State University, Series 2003 B, LOC: U.S. Bank N.A. 3.160% 10/01/23(a)	13,880,000
	MO Health & Educational Facilities Authority,
	Missouri Valley College:
1,200,000	Series 2005 C, LOC: U.S. Bank N.A. 4.000% 04/25/06	1,200,844
500,000	Series 2005 D, LOC: U.S. Bank N.A. 4.000% 04/25/06	500,351
28,400,000	MO Higher Education Loan Authority Student Loan Revenue, Series 1991 B, AMT, Insured: MBIA 3.230% 03/01/20(a)	28,400,000
	MO Industrial Development Authority,
	Multi-Family Housing Revenue, Crook Creek Apartments II:
5,600,000	Series 2004 A, AMT, LOC: LaSalle Bank N.A. 3.250% 09/01/39(a)	5,600,000
750,000	Series 2004 B, AMT, LOC: FHLB 3.290% 09/01/39(a)	750,000
2,000,000	MO Jefferson County Industrial Development Authority, Multi-Family Housing Revenue, Sunset Pointe Apartments LP, Series 2000, AMT, LOC: LaSalle Bank N.A. 3.220% 10/01/30(a)	2,000,000
1,830,000	MO Mountain Grove Industrial Development Authority, Health Care Facility Revenue, Mountain Grove #1, Inc., Series 1997, AMT, LOC: Wahovia Bank N.A. 3.240% 11/01/13(a)	1,830,000
4,040,000	MO Nodaway Industrial Development Authority, Educational Facilities Revenue, Northwest Foundation, Inc., Series 2002, LOC: U.S. Bank N.A. 3.240% 11/01/32(a)	4,040,000
8,740,000	MO SCA Tax Exempt Trust, Series 2005 PT-2525, Insured: FSA, LOC: Merrill Lynch Capital Services 3.220% 01/01/30(a)	8,740,000

See Accompanying Notes to Financial Statements.

51

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Missouri — (continued)
4,150,000	MO St. Charles County Industrial Development Authority, Peine Lakes LP, Series 2004, AMT, LOC: Wachovia Bank N.A. 3.230% 02/01/39(a)	4,150,000
	MO St. Louis County Industrial Development Authority:
19,730,000	General Grant Apartments, Series 2003, AMT, LOC: U.S. Bank N.A. 3.280% 03/01/38(a)	19,730,000
2,500,000	United States Tape & Label Corp., Series 1999, AMT, LOC: LaSalle Bank N.A. 3.250% 08/01/19(a)	2,500,000
13,250,000	MO St. Louis Industrial Development Authority, Multi-Family Housing Revenue, Metro Lofts Apartments, Series 2003 A, AMT, Insured: FNMA 3.230% 03/15/36(a)	13,250,000
2,000,000	MO Wright City Industrial Revenue, Series 2002, AMT, LOC: LaSalle Bank N.A. 3.230% 04/01/32(a)	2,000,000
		110,071,195
	Montana — 0.6%
41,150,000	MT Board Investment Resource Recovery Revenue, Colstrip Energy LP, Series 1989, AMT, LOC: Dexia Credit Local de France 3.300% 12/30/15(a)	41,150,000
	Nebraska — 0.3%
18,300,000	NE Investment Finance Authority, Single Family Housing Revenue, Series 2005 D, AMT, SPA: FHLB 3.250% 09/01/35(a)	18,300,000
4,790,000	NE Lancaster County Industrial Development Revenue, MLLC LLC, Series 2000 A, AMT LOC: Wells Fargo Bank N.A. 3.320% 11/01/20(a)	4,790,000
		23,090,000
	Nevada — 0.8%
19,500,000	NV Carson City Hospital Revenue, Carson-Tahoe Hospital, Series 2003 B, LOC: U.S. Bank N.A. 3.170% 09/01/33(a)	19,500,000

Par ($)		Value ($)
	Nevada — (continued)
	NV Clark County Airport Revenue:
5,020,000	Series 2004, AMT, Insured: FGIC 3.250% 07/01/22(a)	5,020,000
8,795,000	Series 2005 E-2, Insured: FGIC, LOC: Bayerische Landesbank 3.220% 07/01/36(a)	8,795,000
3,440,000	Series 2005, Insured: AMBAC, SPA: Deutsche Bank AG 3.210% 07/01/40(a)	3,440,000
2,495,000	NV Clark County Industrial Development Revenue, Series 2005, Insured: FGIC 3.240% 12/01/12(a)	2,495,000
11,500,000	NV Director of the State Department of Business & Industry Pollution Control Revenue, Barrick Gold Corp., Series 1999, AMT, LOC: Royal Bank of Canada 3.220% 06/01/29(a)	11,500,000
4,355,000	NV Housing Division, Multi-Unit Housing Revenue, Studio 3 LP Project, Series 1999 A, AMT, LOC: U.S. Bank N.A. 3.220% 10/01/30(a)	4,355,000
		55,105,000
	New Hampshire — 0.2%
3,500,000	NH Business Finance Authority Exempt Facilities Revenue, Waste Management of New Hampshire, Inc. Project, Series 2000, AMT, LOC: Wachovia Bank N.A. 3.230% 09/01/12(a)	3,500,000
7,360,000	NH Housing Finance Authority, Multi-Family Revenue, Series 2005 PT-3150, AMT, Insured: FHA, SPA: Merrill Lynch Capital Services 3.250% 01/01/38(a)	7,360,000
		10,860,000
	New Jersey — 0.3%
	NJ Economic Development Authority:
18,905,000	Series 2005 115, Insured: AMBAC, SPA: BNP Paribas 3.200% 03/01/19(a)	18,905,000
5,100,000	NJ United Water, Inc., Series 1996 C, AMT, Insured: AMBAC, SPA: Bank of New York 3.190% 11/01/25(a)	5,100,000
		24,005,000

See Accompanying Notes to Financial Statements.

52

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	New Mexico — 0.5%
5,200,000	NM Finance Authority, State Transition Revenue, Series 2004, 3.210% 06/15/23(a)	5,200,000
27,118,310	NM Mortgage Finance Authority, Series 2005, AMT, GIC: Trinity Plus Funding Co. 4.633% 01/01/40(a)	27,118,310
		32,318,310
	New York — 6.9%
	NY Housing Finance Agency:
44,850,000	240 East 39th Realty LLC, Series 1997 A, AMT, 3.190% 05/15/30(a)	44,850,000
40,000,000	East 102nd Street Realty LLC, Series 2002 A, AMT, LIQ FAC: FHLMC 3.200% 11/01/35(a)	40,000,000
10,000,000	Series 1998 A, AMT, Insured: FNMA 3.190% 05/15/29(a)	10,000,000
11,050,000	Series 2000, AMT, LIQ FAC: FHLMC 3.190% 11/01/32(a)	11,050,000
56,000,000	Series 2006, AMT, LOC: Landesbank Hessen-Thuringen 3.210% 11/01/38(a)	56,000,000
	NY Local Government Assistance Corp.:
500,000	Series 1994 B, LOC: Bayerische Landesbank 3.090% 04/01/23(a)	500,000
300,000	Series 1995 F, LOC: Societe Generale 3.090% 04/01/25(a)	300,000
	NY New York City Housing Development Corp.:
23,100,000	125 Court Street LLC, Series 2005 A, AMT, Insured: FHLMC 3.190% 12/01/35(a)	23,100,000
42,800,000	92nd Realty LLC, Series 1999 A, AMT, Insured: FNMA 3.190% 06/15/29(a)	42,800,000
8,600,000	Elton Parkview II Associates, Series 2005 A, LOC: Citibank N.A. 3.190% 12/01/37(a)	8,600,000
	Multi-Family Rental Housing Revenue:
24,205,000	100 Street Tri Venture, Series 2002 A, AMT, Insured: FNMA 3.190% 10/15/35(a)	24,205,000

Par ($)		Value ($)
	New York — (continued)
69,000,000	Series 2004 A, AMT, Insured: FNMA 3.190% 05/15/34(a)	69,000,000
21,800,000	One Columbus Place Partners LLC, Series 1998 A, AMT, Insured: FNMA 3.200% 11/15/28(a)	21,800,000
26,800,000	Series 1999 A, AMT, Insured: FNMA 3.190% 04/15/29(a)	26,800,000
22,200,000	Series 2005 A, AMT, Insured: FNMA 3.190% 11/15/35(a)	22,200,000
51,900,000	NY New York City Industrial Development Agency, Korean Airlines Co., Series 1997 A, AMT, LOC: Rabobank Nederland 3.210% 11/01/24(a)	51,900,000
7,510,000	NY New York City Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series 2004 PT-2114, SPA: Merrill Lynch Capital Services 3.200% 12/15/11(a)	7,510,000
16,320,000	NY Port Authority of New York & New Jersey, 3.320% 04/06/06	16,320,000
3,830,000	NY Triborough Bridge & Tunnel Authority, Series 1997, 5.000% 01/01/07	3,854,798
		480,789,798
	North Carolina — 1.8%
3,000,000	NC Agriculture Finance Authority Development Revenue, McGill Environment System, Series 2003, AMT, LOC: Branch Banking & Trust 3.300% 12/01/15(a)	3,000,000
1,670,000	NC Burke Industrial Facility Pollution Control Revenue, Cox Manufacturing Co., Series 2003, AMT, LOC: Branch Banking & Trust 3.300% 06/01/24(a)	1,670,000
12,800,000	NC Capital Facility Finance Agency Revenue, Republic Services, Inc. Project, Series 2004, AMT, LOC: SunTrust Bank 3.230% 07/01/34(a)	12,800,000

See Accompanying Notes to Financial Statements.

53

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	North Carolina — (continued)
2,870,000	NC Catawba County Industrial Facilities & Pollution Control, Von Drehle Properties LLC, Series 2001, AMT, LOC: Branch Banking & Trust 3.300% 12/01/21(a)	2,870,000
1,130,000	NC City of Winston Salem 3.760% 08/04/06	1,130,000
5,000,000	NC Davidson County Industrial Pollution Control Revenue, Childress Winery LLC, Series 2004, AMT, 3.300% 04/01/26(a)	5,000,000
70,000,000	NC Education Assistance Authority, Series 2005 A-2, AMT, Insured: AMBAC, LOC: Branch Banking & Trust 3.230% 09/01/35(a)	70,000,000
2,580,000	NC Guilford County Industrial Facilities & Pollution Control Financing Authority, Quantum Group, Inc., Series 2000, AMT, LOC: Regions Bank 3.220% 06/01/20(a)	2,580,000
5,140,000	NC Guilford County Multi-Family Housing Revenue, Brentwood Crossings Apartments, Series 2003, AMT, LOC: SunTrust Bank 3.230% 12/01/35(a)	5,140,000
1,280,000	NC Iredell County Industrial Facilities & Pollution Control Financing Authority, Sullivan Corp. Project, Series 1996, AMT, LOC: Bank One Milwaukee N.A. 3.500% 01/01/11(a)	1,280,000
	NC Johnston County Industrial Facilities & Pollution Control Finance Authority:
3,595,000	Autry Mills, Series 1999, AMT, LOC: Branch & Banking Trust 3.300% 02/01/13(a)	3,595,000
1,900,000	Hamlin Sheet Metal Co., Series 1997, AMT, LOC: Branch Banking & Trust 3.300% 11/01/17(a)	1,900,000
4,640,000	NC Mecklenburg County Multi-Family Housing Revenue, Barrington Oaks LLC, Series 2003, AMT, LOC: SunTrust Bank 3.280% 09/01/35(a)	4,640,000

Par ($)		Value ($)
	North Carolina — (continued)
	NC Port Authority Exempt Facilities Revenue,
	Wilmington Bulk LLC:
2,500,000	Series 2001 A, AMT, LOC: Branch Banking & Trust 3.300% 09/01/22(a)	2,500,000
4,335,000	Series 2001 B, AMT, LOC: Branch Banking & Trust 3.300% 09/01/22(a)	4,335,000
3,590,000	NC Rowan County Industrial Facilities Pollution Control Financing Authority, PHC LLC Project, Series 1999, AMT, LOC: Branch Banking & Trust 3.300% 03/01/14(a)	3,590,000
1,000,000	NC Wake County, Series 2003 B, SPA: Lloyds TSB Bank PLC 4.000% 04/01/16(a)	1,000,000
		127,030,000
	North Dakota — 0.4%
15,980,000	ND Grand Forks Health Care Facilities Revenue, Series 2004 MT-050, Insured: MBIA, SPA: Merrill Lynch Capital Services 3.260% 12/01/24(a)	15,980,000
10,600,000	ND Housing Finance Agency Revenue, Series 2002 B, AMT, Insured: FSA, SPA: FHLMC 3.220% 01/01/34(a)	10,600,000
		26,580,000
	Ohio — 1.4%
2,795,000	OH Akron Bath Copley Township Hospital District, Summa Health System, Series 2004 B, LOC: Bank One N.A. 3.190% 11/01/34(a)	2,795,000
4,750,000	OH Akron Metropolitan Housing Authority, Series 1998, LOC: Fifth Third Bank 3.210% 04/01/18(a)	4,750,000
835,000	OH Centerville Care Revenue, Series 1994, LOC: National City Bank 3.220% 11/01/13(a)	835,000
8,900,000	OH Columbus Regional Airport Authority, Series 2004 A, LOC: U.S. Bank N.A. 3.190% 01/01/30(a)	8,900,000
19,630,000	OH Cuyahoga County Health Care Facilities Revenue, Series 2005, LOC: KeyBank N.A. 3.200% 08/01/32(a)	19,630,000

See Accompanying Notes to Financial Statements.

54

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Ohio — (continued)
3,700,000	OH Franklin County Multi-Family Housing Revenue, Series 2005, AMT, LOC: Fifth Third Bank 3.260% 08/01/35(a)	3,700,000
255,000	OH Greene County Industrial Development Revenue, Series 1995, AMT, LOC: KeyBank N.A. 3.320% 09/01/16(a)	255,000
4,475,000	OH Hamilton County Health Care Facilities Revenue, Talbert Services, Inc., Series 2002, LOC: Fifth Third Bank 3.190% 07/01/27(a)	4,475,000
1,060,000	OH Hancock County Industrial Development Revenue, Koehler Brothers, Inc., Series 1999, AMT, LOC: National City Bank 3.320% 06/01/14(a)	1,060,000
730,000	OH Hancock County Multi-Family Revenue, Pedcor Investments, Series 1998 B, AMT, LOC: FHLB 3.360% 01/01/31(a)	730,000
8,000,000	OH Housing Finance Agency, Series 2005, AMT Insured: FHA, SPA: FHLB 3.210% 09/01/35(a)	8,000,000
1,045,000	OH Industrial Development Revenue, Series 1994, AMT, LOC: Fifth Third Bank 3.350% 09/01/09(a)	1,045,000
795,000	OH Lucas County Industrial Development Revenue, Series 1997, 3.400% 07/01/09(a)	795,000
5,000,000	OH Mahoning County Hospital Facilities Revenue, Forum Health Obligations Group, Series 1997 B, Insured: MBIA, SPA: JPMorgan Chase Bank 3.180% 12/01/28(a)	5,000,000
1,375,000	OH Medina Industrial Development Revenue, Series 2003 A, AMT, LOC: Fifth Third Bank 3.260% 09/01/23(a)	1,375,000
2,000,000	OH Muskingham Watershed Conservancy District, Series 2003, LOC: Fifth Third Bank 3.190% 05/01/23(a)	2,000,000

Par ($)		Value ($)
	Ohio — (continued)
2,605,000	OH Summit County Industrial Development Revenue, Quality Mold, Inc., Series 1999, AMT, LOC: KeyBank N.A. 3.320% 06/01/19(a)	2,605,000
15,800,000	OH Toledo Lucas County Port Authority Airport Development Revenue, Flight Safety International Inc. Project, Series 1998-1, AMT, 3.210% 01/01/18(a)	15,800,000
10,000,000	OH Water Development Authority, Firstenergy Nuclear Generation, Series 2006 A, AMT, LOC: Barclays Bank PLC 3.250% 06/15/33(a)	10,000,000
1,395,000	OH Wood County Industrial Development Revenue, Series 2001, AMT, LOC: Fifth Third Bank 3.260% 09/01/16(a)	1,395,000
		95,145,000
	Oklahoma — 0.5%
1,660,000	OK Claremore Industrial & Redevelopment Industrial Development Authority Revenue, Whirlwind Steel Buildings Project, Series 2001, AMT, LOC: Chase Manhattan Bank 3.500% 09/01/16(a)	1,660,000
	OK Development Finance Authority Revenue:
17,000,000	ConocoPhillips Holding Co., Series 2002, AMT, LOC: JPMorgan Chase Bank 3.230% 06/01/37(a)	17,000,000
8,800,000	Series 1997, AMT, LOC: Bank of New York 3.240% 03/01/27(a)	8,800,000
1,230,000	OK Housing Finance Agency Single Family Revenue, Series 2001 PT-1288, AMT, SPA: Merrill Lynch Capital Services 3.250% 01/01/09(a)	1,230,000
1,890,000	OK Industrial Authority Economic Development Revenue, Series 2003, AMT, LOC: Fifth Third Bank 3.260% 10/01/23(a)	1,890,000

See Accompanying Notes to Financial Statements.

55

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Oklahoma — (continued)
5,000,000	OK Pittsburg County Economic Development Authority, Simonton Building Products, Inc., Series 2001, AMT, LOC: PNC Bank N.A. 3.280% 10/01/21(a)	5,000,000
		35,580,000
	Oregon — 1.0%
	OR Economic Development Revenue:
7,650,000	KRC Western, Inc., Series 1997 178, AMT, LOC: Wachovia Bank N.A. 3.230% 01/01/17(a)	7,650,000
1,000,000	LD McFarland Cascade Co. Ltd., Series 1996, AMT, LOC: U.S. Bank of Washington 3.290% 11/01/16(a)	1,000,000
52,765,000	OR Homeowner Revenue, Series 2006, AMT, SPA Merrill Lynch Capital Services, Inc. GIC: Trinity Funding Co. LLC 3.260% 05/01/10(a)	52,765,000
7,775,000	OR Roaring Fork Municipal Products LLC, Series 2003 A, AMT, Insured: FGIC, SPA: Bank of New York 3.320% 07/01/15(a)	7,775,000
		69,190,000
	Pennsylvania — 4.3%
10,130,000	PA ABN AMRO Munitops Certificates Trust, Series 2005, Insured: FGIC 3.210% 11/15/12(a)	10,130,000
	PA Allegheny County Hospital Development Authority:
1,600,000	Covenant at South Hills, Series 2001 B, LOC: KeyBank N.A. 3.370% 02/01/08(a)	1,600,000
21,900,000	University of Pittsburgh Medical Center, Series 2005 B-2, 3.290% 12/01/35(a)	21,900,000
2,030,000	PA Authority for Industrial Development, Goldenberg Candy Co., Series 1997, AMT, LOC: Wachovia Bank N.A. 3.270% 01/01/13(a)	2,030,000
7,945,000	PA Chester County Health & Education Facilities Authority, Simpson Meadows, Series 2000, LOC: Wachovia Bank N.A. 3.200% 10/01/30(a)	7,945,000

Par ($)		Value ($)
	Pennsylvania — (continued)
	PA Delaware Valley Regional Financial Authority,
	Series 2002, SPA: Merrill Lynch Capital Services:
12,495,000	3.200% 01/01/14(a)	12,495,000
26,995,000	3.200% 01/01/26(a)	26,995,000
4,995,000	Series 2004, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.200% 07/01/27(a)	4,995,000
	PA Economic Development Financing Authority:
3,000,000	Series 2004, 3.240% 11/01/21(a)	3,000,000
2,495,000	Series 2005 R-394, Insured: AMBAC, LOC: Citibank N.A. 3.240% 12/01/18(a)	2,495,000
930,000	PA Elk County Industrial Development Authority Revenue, Clarion Sintered Metals, Series 1998, AMT, LOC: PNC Bank N.A. 3.310% 03/01/09(a)	930,000
9,775,000	PA Grove City Area Hospital Authority, Grove Manor, Series 2005, LOC: Fifth Third Bank 3.220% 12/01/29(a)	9,775,000
55,000,000	PA Higher Education Assistance Agency, Series 1995 A, Insured: AMBAC, SPA: Morgan Stanley 3.200% 12/01/25(a)	55,000,000
	PA Housing Finance Agency:
11,500,000	Series 2005 87-C, AMT, SPA: DEPFA Bank PLC 3.190% 10/01/35(a)	11,500,000
94,235,000	Series 2005, AMT, SPA: DEPFA Bank PLC 3.200% 10/01/35(a)	94,235,000
11,000,000	PA Lehigh County General Purpose Authority, Series 2003 PT-855, Insured: AMBAC, SPA: Merrill Lynch Capital Services 2.950% 07/01/18(a)(b)	11,000,000
5,030,000	PA Moon Industrial Development Authority, One Thorn Run Associates, Series 1995 A, AMT, LOC: National City Bank 3.300% 11/01/15(a)	5,030,000
10,255,000	PA Philadelphia Redevelopment Authority, Series 2005, AMT, Insured: FGIC 3.220% 04/15/24(a)	10,255,000

See Accompanying Notes to Financial Statements.

56

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Pennsylvania — (continued)
	PA Westmoreland County Industrial Development Authority, Rhodin Enterprises:
3,095,000	Series 1997, AMT, LOC: National City Bank 3.270% 04/01/17(a)	3,095,000
2,670,000	Series 1998 A, AMT, LOC: National City Bank 3.300% 10/01/13(a)	2,670,000
		297,075,000
	Puerto Rico — 0.0%
3,000,000	PR Commonwealth of Puerto Rico Public Finance Corp., Series 2003-363, Insured: AMBAC, LIQ FAC: JPMorgan Chase Bank 3.160% 12/01/19(a)	3,000,000
	Rhode Island — 0.2%
15,000,000	RI Housing & Mortgage Finance Authority, Series 2003 43-B, 1.470% 06/15/06	14,938,650
	South Carolina — 2.0%
9,000,000	SC ABN AMRO Munitops Certificates Trust, Series 1998, AMT, Insured: FSA 3.260% 07/05/06(a)(c)	9,000,000
	SC Housing Finance & Development Authority:
1,295,000	Arrington Place Apartment LP, Series 2001, AMT, LOC: SunTrust Bank 3.280% 12/01/33(a)	1,295,000
17,250,000	Improvement Bayside Apartments, LOC: Wachovia Bank N.A. 3.230% 07/15/39(a)	17,250,000
2,740,000	Oakfield Ltd. Co., Series 2004, AMT, LOC: National Bank of South Carolina 3.320% 10/01/25(a)	2,740,000
2,100,000	Series 2005 R-398, Insured: FSA, LIQ FAC: Citibank N.A. 3.250% 07/01/34(a)	2,100,000
7,325,000	Spring Groven LP, Series 2000, LOC: SunTrust Bank 3.230% 12/01/34(a)	7,325,000
	SC Jobs Economic Development Authority:
5,125,000	Abraham Industries LLC, Series 1999, AMT, LOC: PNC Bank N.A. 3.310% 05/01/14(a)	5,125,000

Par ($)		Value ($)
	South Carolina — (continued)
1,400,000	Banks Construction Co., Series 1999, AMT, LOC: Wachovia Bank N.A. of North Carolina 3.280% 05/01/09(a)	1,400,000
3,910,000	Imagepoint, Inc., Series 2005, AMT, LOC: Wachovia Bank N.A. 3.280% 12/01/23(a)	3,910,000
2,050,000	Kravet Fabrics, Inc., Series 1997, AMT, LOC: Bank of New York 3.240% 03/01/12(a)	2,050,000
1,100,000	Mancor Industries, Inc., Series 1999, AMT, LOC: PNC Bank N.A. 3.310% 05/01/14(a)	1,100,000
3,535,000	Performance Friction Corp. Series 2001, AMT, LOC: Wachovia Bank N.A. 3.230% 06/01/12(a)	3,535,000
3,000,000	Pine River Plastics, Inc. Project, Series 2000, AMT, LOC: Comerica Bank 3.280% 03/01/11(a)	3,000,000
4,675,000	Quoize, Inc. Project, Series 1996, AMT, LOC: Bank of New York 3.300% 05/01/16(a)	4,675,000
5,005,000	Raynor USA Southeast, Series 2000, AMT, LOC: LaSalle Bank N.A. 3.260% 05/01/20(a)	5,005,000
2,500,000	Rock Tennessee Converting Co., Series 2002, AMT, LOC: SunTrust Bank 3.280% 04/01/32(a)	2,500,000
1,070,000	Sargent Metal Fabricators, Series 2002, AMT, LOC: Branch Banking & Trust 3.300% 11/01/22(a)	1,070,000
8,400,000	Series 2000, AMT, Southeastern Fly Ash Co., LOC: Wachovia Bank N.A. 3.230% 01/01/14(a)	8,400,000
2,520,000	Spartanburg YMCA, Series 1996, LOC: First Union National Bank 3.200% 06/01/18(a)	2,520,000
1,500,000	Titan Wheel International, Inc., Series 1995, AMT, LOC: LaSalle Bank N.A. 3.260% 02/01/10(a)	1,500,000
11,300,000	Vista Hotel Partners LLC, Series 2005, AMT, LOC: SunTrust Bank 3.230% 12/01/35(a)	11,300,000

See Accompanying Notes to Financial Statements.

57

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	South Carolina — (continued)
5,000,000	Waste Management South Carolina, Series 2003, AMT, LOC: Wachovia Bank N.A. 3.230% 07/01/24(a)	5,000,000
2,000,000	SC Kershaw County Industrial Development Revenue, DeRoyal Textiles, Inc., Series 1994, AMT, LOC: SunTrust Bank of Nashville 3.230% 12/01/07(a)	2,000,000
35,775,000	SC Piedmont Municipal Power Agency, Electric Revenue, Series 2004 B-6, Insured: MBIA, LOC: Dexia Credit Local 3.150% 01/01/31(a)	35,775,000
		139,575,000
	South Dakota — 1.7%
300,000	SD Economic Development Financing Authority Industrial Development Revenue, Lomar Development Co. Project, Series1996 B, AMT, LOC: U.S. Bank N.A. 3.390% 08/01/08(a)	300,000
	SD Housing Development Authority:
10,000,000	Series 2004 G, AMT, SPA: Landesbank Hessen-Thuringen 3.220% 05/01/34(a)	10,000,000
8,300,000	Series 2005 G, AMT, SPA: DEPFA Bank PLC 3.220% 05/01/35(a)	8,300,000
84,000,000	Series 2005 I, AMT, 4.500% 12/15/06	84,600,763
18,500,000	SD Lawrence County Solid Waste Disposal Revenue, Homestake Mining Co., Series 1997 A, LOC: JPMorgan Chase Bank 3.260% 07/01/32(a)	18,500,000
		121,700,763
	Tennessee — 2.5%
3,700,000	TN Blount County Industrial Development Revenue, Arrowhead Partners LP, Series 2003, AMT, LOC: SunTrust Bank 3.280% 12/01/13(a)	3,700,000
4,840,000	TN Brownsville Industrial Development Board Industrial Development Revenue, Dynametal Technologies, Inc., Series 1997, AMT, LOC: Union Planters Bank 3.150% 06/01/12(a)	4,840,000

Par ($)		Value ($)
	Tennessee — (continued)
800,000	TN Cumberland County Industrial Development Revenue, Dalbar Products, Inc., Series 1997, AMT, LOC: PNC Bank N.A. 3.310% 07/01/12(a)	800,000
6,005,000	TN Franklin County Health & Educational Facilities, University of the South, Series 1998 B, LOC: AmSouth Bank of Alabama 3.210% 09/01/18(a)	6,005,000
1,000,000	TN Franklin County Industrial Development Board Industrial Development Revenue, Zanini Tennessee, Inc., Series 2005 A, AMT, LOC: Regions Bank 3.320% 12/01/20(a)	1,000,000
3,400,000	TN Greeneville Industrial Development Board Industrial Development Revenue, Packaging Services, Inc., Series 2003, AMT, LOC: SunTrust Bank 3.280% 05/01/18(a)	3,400,000
33,095,000	TN Housing Development Agency, Single Family Mortgage Revenue, Series 2005 R-2, AMT, 4.476% 08/09/07(a)	33,095,000
1,800,000	TN Jefferson City Industrial Development Board Industrial Development Revenue, Nashua Corp., Series 2004 B, AMT, LOC: LaSalle Bank N.A. 3.260% 12/01/24(a)	1,800,000
6,330,000	TN Knox County First Utility District Water & Sewer Revenue, Series 2003, LOC: AmSouth Bank 3.290% 12/01/10(a)	6,330,000
4,000,000	TN Memphis Center City Revenue Finance Corp., Multi-Family Housing Revenue, Series 2000 PT-1220, LOC: Merrill Lynch Capital Services 3.220% 11/06/29(a)(c)	4,000,000
	TN Memphis Health Educational & Housing Facilities Board:
3,250,000	Alco Breezy Point Partners, Series 2005 A, AMT, LOC: AmSouth Bank 3.290% 12/01/35(a)	3,250,000
2,225,000	Alco Knollcrest Partners, Series 2005 A, AMT, LOC: AmSouth Bank 3.290% 12/01/35(a)	2,225,000

See Accompanying Notes to Financial Statements.

58

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Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Tennessee — (continued)
5,350,000	Springdale Creek Apartments Project, Series 2003 A, AMT, LOC: First Tennessee 3.450% 01/01/35(a)	5,350,000
	TN Metropolitan Government Nashville & Davidson County:
1,000,000	Health & Educational Facilities Board, Wedgewood Towers LP, Series 2004 A, LOC: AmSouth Bank 3.310% 06/01/34(a)	1,000,000
4,895,000	Industrial Development Board, Series 1989, LOC: AmSouth Bank of Alabama 3.240% 12/01/14(a)	4,895,000
	TN Metropolitan Nashville Airport Authority:
1,500,000	Series 2003, AMT, LOC: SunTrust Bank 3.230% 07/01/12(a)	1,500,000
4,000,000	Embraer Aircraft Services, Inc., Series 2005, AMT, LOC: Regions Bank 3.300% 04/01/30(a)	4,000,000
8,000,000	TN Monroe County Industrial Development Board, Series 2006, AMT, LOC: SunTrust Bank 3.230% 01/01/21(a)	8,000,000
12,435,000	TN SCA Tax Exempt Trust, Series 2005 PT-2524, Insured: FSA, LOC: Merrill Lynch Capital Services 3.220% 01/01/30(a)	12,435,000
2,300,000	TN Sevier County Industrial Development Board, Series 2005, AMT, LOC: Branch Banking & Trust Co. 3.300% 09/01/25(a)	2,300,000
48,300,000	TN Sevier County Public Building Authority, Series 2001 IIIA, AMT, Insured: AMBAC, SPA: Dexia Credit Local 3.240% 06/01/28(a)	48,300,000
	TN Shelby County Health Educational & Housing Facilities Board,
	Multi-Family Housing Revenue:
3,010,000	Series 1995, AMT, LOC: FHLB 3.230% 01/01/23(a)	3,010,000
2,700,000	Spring Creek Apartments, Series 1995, AMT, LOC: First Tennessee Bank 3.450% 12/01/20(a)	2,700,000

Par ($)		Value ($)
	Tennessee — (continued)
800,000	TN Springfield Industrial Development Board, All American Homes of Tennessee, Series 1994, AMT, LOC: Bank One of Michigan N.A. 3.500% 11/01/09(a)	800,000
5,000,000	TN Sullivan County Industrial Development Board, Series 1990, AMT, LOC: Northern Trust 3.270% 07/01/10(a)	5,000,000
2,900,000	TN Union County Industrial Development Board, Cooper Container Corp., Series 2004, LOC: SunTrust Bank 3.230% 12/01/14(a)	2,900,000
		172,635,000
	Texas — 11.6%
	TX ABN AMRO Munitops Certificates Trust:
8,960,000	Series 2004, Insured: PSFG 3.220% 02/01/11(a)	8,960,000
9,735,000	Series 2005, Insured: MBIA 3.220% 09/01/13(a)	9,735,000
6,145,000	TX Aledo Independent School District, Series 2005 PT-2769, Insured: PSFG, SPA: Merrill Lynch Capital Services 3.210% 02/15/25(a)	6,145,000
4,280,000	TX Allen Independent School District, Series 2005, Insured: MBIA 3.210% 02/15/13(a)	4,280,000
1,000,000	TX Arlington Industrial Development Corp., Universal Forest Products, Series 1999, AMT, LOC: JPMorgan Chase Bank 3.330% 07/01/29(a)	1,000,000
24,700,000	TX Austin Airport System Revenue, Financial Services Department, Series 1995 A, LOC: JPMorgan Chase Bank 3.230% 11/15/17(a)	24,700,000
6,840,000	TX Barbers Hill Independent School District, Series 2005 PT-2981, Insured: PSFG, SPA: Merrill Lynch Capital Services 3.210% 02/15/26(a)	6,840,000
700,000	TX Bell County Industrial Development Corp., Industrial Development Revenue, Metal Sales Manufacturing Corp. Project, Series 1998, AMT, LOC: Firstar Bank N.A. 3.500% 08/01/08(a)	700,000

See Accompanying Notes to Financial Statements.

59

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Texas — (continued)
10,375,000	TX Bexar Housing Finance Corp., Multi-Family Housing Revenue, Perrin Park Apartment Project, Series 1996, LOC: Northern Trust Co. 3.310% 06/01/28(a)	10,375,000
10,245,000	TX Brazos County Housing Finance Corp., Single Family Mortgage Revenue, Series 2005, AMT, Insured: FGIC 3.250% 03/01/11(a)	10,245,000
	TX Brazos River Authority Pollution Control Revenue,
	TXU Energy Co. LLC:
41,610,000	Series 2001 D-1, AMT, LOC: Wachovia Bank N.A. 3.220% 05/01/33(a)	41,610,000
22,320,000	Series 2001, AMT, LOC: Wachovia Bank N.A. 3.220% 05/01/33(a)	22,320,000
6,465,000	TX Bridgeport Independent School District, Series 2004, 3.210% 08/15/08(a)	6,465,000
27,000,000	TX Calhoun County Naval Industrial Development Authority, BP PLC, Series 1998, AMT, 3.310% 01/01/24(a)	27,000,000
15,000,000	TX Camp County Industrial Development Corp., Pilgrims Pride Corp., Series 1999, AMT, LOC: Harris Trust & Savings Bank 3.230% 07/01/29(a)	15,000,000
11,860,000	TX Capital Industrial Development Corp. Solid Waste Disposal Revenue, Texas Disposal Systems, Inc., Series 2001, AMT, LOC: JPMorgan Chase Bank 3.290% 05/01/16(a)	11,860,000
5,195,000	TX Corsicana Independent School District, Series 2004, 3.210% 02/15/24(a)	5,195,000
	TX Dallas Fort Worth International Airport Revenue, Flight Safety Project:
16,180,000	Series 1999, AMT, 3.210% 07/01/32(a)	16,180,000
9,995,000	Series 2003 PT-825, AMT, Insured: MBIA, SPA: Lloyds TSB Bank PLC 2.900% 05/01/11(a)(b)	9,995,000
9,840,000	Series 2003, AMT, 3.250% 05/01/11(a)	9,840,000

Par ($)		Value ($)
	Texas — (continued)
3,000,000	Series 2004, AMT, Insured: MBIA 3.250% 11/01/33(a)	3,000,000
30,665,000	Series 2005, AMT, Insured: FGIC, LIQ FAC: Svenska Handelsbanken 3.250% 11/01/19(a)	30,665,000
	TX Dallas Housing Finance Corp.,
	Multi-Family Housing Revenue:
4,800,000	Cherry Crest Villas Apartments, Series 2005, AMT, LOC: Wachovia Bank N.A. 3.260% 03/01/38(a)	4,800,000
8,000,000	The Masters Apartments Project, Series 2004, AMT, Insured: FNMA 3.230% 07/15/37(a)	8,000,000
	TX Department of Housing & Community Affairs:
57,250,000	3.250% 06/01/06	57,250,000
4,400,000	Multi-Family Revenue, Series 2002, AMT, 3.300% 11/01/14(a)	4,400,000
13,995,000	Series 2005, AMT, SPA: Merrill Lynch Capital Services 3.300% 03/01/45(a)	13,995,000
	Series 2005, LIQ FAC: Merrill Lynch Capital Services:
8,795,000	3.300% 03/01/36(a)	8,795,000
10,290,000	3.300% 07/01/45(a)	10,290,000
	TX Dickinson Independent School District:
8,445,000	Series 2005 DB-146, Insured: PSFG, LIQ FAC: Deutsche Bank AG 3.210% 02/15/19(a)	8,445,000
9,265,000	Series 2005 DB-147, Insured: PSFG, LIQ FAC: Deutsche Bank AG 3.210% 02/15/21(a)	9,265,000
2,230,074	TX Galveston County Housing Finance Corp., Single Family Mortgage Revenue, Series 2004 A, AMT, 3.570% 12/01/37(a)	2,230,074
6,900,000	TX Garland Housing Finance Corp., Multi-Family Housing Revenue, Primrose at Crist Apartments, Series 2005, LOC: Wachovia Bank N.A. 3.260% 03/01/38(a)	6,900,000
1,500,000	TX Gulf Coast Industrial Development Authority, Harsco Corp., Series 2000, AMT, LOC: Wachovia Bank N.A. 3.330% 05/01/10(a)	1,500,000

See Accompanying Notes to Financial Statements.

60

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Texas — (continued)
8,600,000	TX Gulf Coast Waste Disposal Authority, BP PLC, Series 2003, AMT, 3.250% 05/01/38(a)	8,600,000
3,000,000	TX Harris County, 3.170% 04/03/06	3,000,000
2,450,000	TX Harris County Health Facility Development Corp., Blood Center Gulf Coast Regional, Series 1992, LOC: JPMorgan Chase Bank 3.450% 04/01/17(a)	2,450,000
	TX Harris County Industrial Development Corp.:
61,350,000	Deer Park Refining LP, Series 2004, AMT, 3.260% 02/01/23(a)	61,350,000
	Industrial Development Revenue: North American Galvanizing,
2,325,000	Series 2000, AMT, LOC: JPMorgan Chase Bank 3.290% 03/01/25(a)	2,325,000
5,000,000	Series 2000, AMT, LOC: Bank One Oklahoma N.A. 3.280% 04/01/08(a)	5,000,000
40,300,000	Solid Waste Disposal Revenue, Deer Park Refining LP, Series 2004 A, AMT, 3.210% 03/01/23(a)	40,300,000
	TX Hays Consolidated Independent School District,
	Series 2005:
4,015,000	3.210% 08/15/26(a)	4,015,000
7,335,000	Insured: PSFG, SPA: Merrill Lynch Capital Services 3.210% 08/15/25(a)	7,335,000
965,000	TX Hillsboro Industrial Development Corp. Revenue, Lamcraft LP Project, Series 1997, AMT, LOC: First Commercial Bank 3.470% 07/01/13(a)	965,000
3,500,000	TX Houston Housing Financial Corp., Series 2004, AMT, Insured: FNMA 3.230% 04/15/37(a)	3,500,000
9,995,000	TX Houston Independent School District, Series 2004 PT-979, Insured: FSA, LIQ FAC: Landesbank Hessen-Thuringen 2.950% 07/15/19(a)(b)	9,995,000
	TX Houston Utility Systems Revenue,
	Series 2004:
5,200,000	Insured: FGIC 3.210% 05/15/12(a)	5,200,000

Par ($)		Value ($)
	Texas — (continued)
5,675,000	Insured: MBIA 3.210% 05/15/14(a)	5,675,000
5,575,000	TX Klein Independent School District, Series 2003, 3.210% 02/15/11(a)	5,575,000
6,245,000	TX Laredo Sports Venue Sales Tax Revenue, Series 2005 PT-2757, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.210% 03/15/24(a)	6,245,000
3,960,000	TX Lewisville Independent School District, Series 2004, 3.210% 08/15/08(a)	3,960,000
1,885,000	TX Lower Colorado River Authority, Transmission Contract Revenue, Series 2003, Insured: AMBAC 3.210% 05/15/22(a)	1,885,000
13,900,000	TX Midlothian Industrial Development Corp., Environmental Facilities Revenue, Holnam Texas LP, Series 1999, AMT, LOC: JPMorgan Chase Bank 3.230% 09/01/31(a)	13,900,000
7,500,000	TX Montgomery Housing Finance Corp., Woodline Park Apartments LP, Series 2005, AMT, LOC: Citibank N.A. 3.280% 02/01/38(a)	7,500,000
	TX North Texas Higher Education Authority:
10,000,000	Series 2003 A-1, AMT, LOC: DEPFA Bank PLC 3.630% 10/01/37(a)	10,000,000
10,000,000	Series 2003 A-2, AMT, LOC: DEPFA Bank PLC 3.350% 04/01/10(a)	10,000,000
6,205,000	TX Nueces River Authority, Series 2005 PT-2823, Insured: FSA, LIQ FAC: Merrill Lynch Capital Services 3.210% 07/15/22(a)	6,205,000
6,060,000	TX Panhandle Regional Housing Financing, Series 2002, AMT, 3.300% 09/01/14(a)	6,060,000
	TX Panhandle-Plains Higher Education Authority, Inc.:
25,000,000	Series 1992 A, Insured: MBIA 3.220% 06/01/21(a)	25,000,000
25,000,000	Series 1993 A, AMT, Insured: MBIA, SPA: Merrill Lynch Capital Services 3.220% 06/01/23(a)	25,000,000

See Accompanying Notes to Financial Statements.

61

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Texas — (continued)
5,925,000	TX San Antonio Convention Center Hotel Finance Corp., Series 2005 R-363, Insured: AMBAC, LIQ FAC: Citibank N.A. 3.250% 07/15/39(a)	5,925,000
7,140,000	TX Southeast Housing Finance Corp., TX Garth Housing LP, Series 2005, AMT, LOC: Wachovia Bank N.A. 3.260% 03/01/38(a)	7,140,000
6,180,000	TX Southmost Junior College District, Series 2005 PT-2582, Insured: MBIA, SPA: Merrill Lynch Capital Services 3.210% 02/15/25(a)	6,180,000
8,460,000	TX Spring Independent School District, Series 2005, Insured: FGIC 3.210% 08/15/12(a)	8,460,000
	TX State, Veterans Housing Assistance:
15,900,000	Series 2004 II-B, AMT, LOC: DEPFA Bank PLC 3.220% 12/01/34(a)	15,900,000
40,000,000	Series 2005 II-B, AMT, SPA: State Street Bank & Trust Co. 3.250% 06/01/36(a)	40,000,000
	TX Travis County Housing Finance Corp.:
6,700,000	Multi-Family Housing Revenue, Rosemont at Old Manor Apartments, Series 2004, AMT, Insured: FNMA 3.230% 08/15/37(a)	6,700,000
3,140,000	Single Family Mortgage Revenue, Series 2001, Insured: GNMA 3.250% 09/01/18(a)	3,140,000
10,170,000	TX Trinity River Authority, Solid Waste Disposal Revenue, Community Waste Disposal, Inc., Series 2001, AMT, LOC: Wells Fargo Bank N.A. 3.240% 05/01/21(a)	10,170,000
6,480,000	TX Wylie Independent School District, Series 2004, 3.210% 08/15/08(a)	6,480,000
		809,115,074
	Utah — 5.1%
6,355,000	UT Board of Regents Student Loan Revenue, Series 1997 R, AMT, Insured: AMBAC, LOC: DEPFA Bank PLC 3.220% 11/01/31(a)	6,355,000

Par ($)		Value ($)
	Utah — (continued)
	UT Board Regents Student Loan Revenue:
21,200,000	Series 1988 C, AMT, Insured: AMBAC, SPA: DEPFA Bank PLC 3.220% 11/01/13(a)	21,200,000
56,100,000	Series 1995, AMT, Insured: AMBAC, SPA: DEPFA Bank PLC 3.220% 11/01/25(a)	56,100,000
4,240,000	UT Davis County Housing Authority, Multi-Family Housing Revenue, PTR Multi-Family Holdings, Inc., Series 1997 A, LOC: Bank One N.A. 3.210% 08/15/39(a)	4,240,000
	UT Housing Corp.:
9,000,000	Multi-Family Revenue, BP-UT 2 LLC, Series 2004 A, AMT, LOC: Citibank N.A. 3.240% 07/01/35(a)	9,000,000
	Single Family Mortgage Revenue:
14,675,000	Series 2001 B, AMT, 3.250% 07/01/32(a)	14,675,000
9,995,000	Series 2002 C-2, AMT, 3.250% 07/01/31(a)	9,995,000
8,710,000	Series 2004 A-I, AMT, 3.250% 07/01/35(a)	8,710,000
9,795,000	Series 2004 C-I, AMT, LIQ FAC: Bayerische Landesbank 3.250% 07/01/35(a)	9,795,000
13,165,000	Series 2004 D-I, AMT, LIQ FAC: Bayerische Landesbank 3.250% 07/01/35(a)	13,165,000
14,360,000	Series 2004 F, AMT, LIQ FAC: Bayerische Landesbank 3.250% 01/01/36(a)	14,360,000
16,560,000	Series 2004 G-I, AMT, LIQ FAC: Bayerische Landesbank 3.250% 01/01/36(a)	16,560,000
4,300,000	Series 2004 -H1, AMT, LIQ FAC: Bayerische Landesbank 3.250% 01/01/36(a)	4,300,000
9,125,000	Series 2005 1, AMT, GIC: Transamerica Occidental Life Insurance Co. 3.258% 07/01/36(a)	9,125,000
9,400,000	Series 2005 A, LOC: Bayerische Landesbank 3.250% 07/01/36(a)	9,400,000

See Accompanying Notes to Financial Statements.

62

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Utah — (continued)
14,400,000	Series 2005 B, AMT, 3.250% 07/01/36(a)	14,400,000
3,000,000	Series 2005 C, AMT, GIC: Transamerica Occidental Life Insurance Co., SPA: DEPFA Bank PLC 3.250% 07/01/36(a)	3,000,000
11,100,000	Series 2005 D, AMT, LIQ FAC: Bayerische Landesbank 3.250% 07/01/36(a)	11,100,000
9,300,000	Series 2005 E, AMT, SPA: DEPFA Bank PLC 3.250% 01/01/37(a)	9,300,000
14,160,000	Series 2005 F, AMT, SPA: DEPFA Bank PLC 3.250% 01/01/37(a)	14,160,000
14,065,000	Series 2005 G, AMT, LIQ FAC: DEPFA Bank PLC 3.250% 01/01/37(a)	14,065,000
8,000,000	Series 2005 I, 3.250% 07/01/36(a)	8,000,000
14,470,000	Series 2005, AMT, LIQ FAC: DEPFA Bank PLC 3.250% 01/01/37(a)	14,470,000
7,475,000	Series 2006 A-1, AMT SPA: DEPFA Bank PLC 3.250% 07/01/37(a)	7,475,000
23,005,000	Series 22005, AMT, 3.280% 01/01/37(a)	23,005,000
6,000,000	UT Intermountain Power Agency, 3.170% 04/03/06	6,000,000
	UT Murray City Industrial Development Revenue:
3,200,000	Hunter Douglas Real Property, Series 1994, AMT, LOC: ABN AMRO Bank N.V. 3.230% 09/01/14(a)	3,200,000
1,200,000	Zvex Project, Series 1996, AMT, LOC: Bank One Arizona N.A. 3.500% 10/01/16(a)	1,200,000
3,505,000	UT Salt Lake City Industrial Development Revenue, Spring Air Project, Series 2003, AMT, 3.250% 07/01/23(a)	3,505,000
3,100,000	UT Tooele City Industrial Development Revenue, Encon Utah Project, Series 2002 A, AMT, LOC: U.S. Bank N.A. 3.290% 10/01/22(a)	3,100,000

Par ($)		Value ($)
	Utah — (continued)
8,100,000	UT Water Finance Agency Revenue, Series 2005 A-14, Insured: AMBAC, SPA: JPMorgan Chase Bank 3.210% 10/01/35(a)	8,100,000
5,000,000	UT West Jordan Industrial Development Revenue, Vesper Corp., Series 1994 A, AMT, LOC: PNC Bank N.A. 3.310% 04/01/14(a)	5,000,000
		356,060,000
	Vermont — 0.4%
14,300,000	VT Housing Finance Agency, Series 2005 23, AMT, Insured: FSA, SPA: DEPFA Bank PLC 3.220% 11/01/34(a)	14,300,000
11,800,000	VT Industrial Development Authority, Ryegate Wood Energy Co., Series 1990, AMT, LOC: ABN AMRO Bank 3.250% 12/01/15(a)	11,800,000
		26,100,000
	Virginia — 3.8%
	Morgan Keegan Municipal Products, Inc.:
	Series 2005 C, AMT, LIQ FAC: BNP Paribas:
155,700,000	3.270% 08/09/07(a)	155,700,000
39,505,000	3.270% 12/01/10(a)	39,505,000
12,250,000	VA Chesapeake Economic Development Authority, Tidewater Fibre Corp., Series 2005, AMT, LOC: Wachovia Bank N.A. 3.230% 12/01/14(a)	12,250,000
4,500,000	VA Fredericksburg Industrial Development Authority Multi-Family Housing Revenue, Forest Village Apartments Project, Series 2001 A-1, AMT, LOC: SunTrust Bank 3.200% 01/01/33(a)	4,500,000
3,925,000	VA Madison County Industrial Development Revenue, Madison Wood Preservers, Series 1998, AMT, LOC: Wachovia Bank of North Carolina N.A. 3.230% 06/01/13(a)	3,925,000
3,095,000	VA Port Authority, Commonwealth Port Fund Revenue, Series 2005 PT-2662, AMT, Insured: FSA, LIQ FAC: Merrill Lynch Capital Services 3.240% 07/01/24(a)	3,095,000

See Accompanying Notes to Financial Statements.

63

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Virginia — (continued)
8,600,000	VA Prince William County Industrial Development Revenue, Dale Scott Corp. Project, Series 2001, AMT, LOC: First Union National Bank 3.230% 12/01/21(a)	8,600,000
	VA Richmond Redevelopment & Housing Authority: Tobacco Row Revenue:
6,920,000	Series 1989 B-10, AMT, 3.280% 10/01/24(a)	6,920,000
1,960,000	Series 1989 B-3, AMT, GIC: Bayerische Landesbank 3.280% 10/01/24(a)	1,960,000
10,535,000	Series 1989 B-5, AMT, GIC: Bayerische Landesbank 3.280% 10/01/24(a)	10,535,000
3,515,000	Series 1989 B-6, AMT, GIC: Bayerische Landesbank 3.280% 10/01/24(a)	3,515,000
10,535,000	Series 1989 B-7, AMT, GIC: Bayerische Landesbank 3.280% 10/01/24(a)	10,535,000
3,515,000	Series 1989 B-8, AMT, GIC: Bayerische Landesbank 3.280% 10/01/24(a)	3,515,000
3,750,000	VA Westmoreland County Industrial Development Revenue, Economic Development Revenue, Second Development LLC Project, Series 2003, LOC: Wells Fargo Bank N.A. 3.300% 08/01/19(a)	3,750,000
		268,305,000
	Washington — 2.0%
4,170,000	WA Central, Washington University, Series 2004, Insured: FGIC 3.210% 05/01/21(a)	4,170,000
	WA Economic Development Finance Authority:
7,500,000	Four Corners Capital LLC, Series 2005 G, AMT, LOC: General Electric Capital Corp. 3.230% 01/01/26(a)(c)	7,500,000
3,850,000	RMI Investors LLC, Series 2001, AMT, LOC: Wells Fargo Bank N.A. 3.290% 08/01/26(a)	3,850,000
1,340,000	WA Goat Hill Properties, Washington Lease Revenue, Series 2005, Insured: MBIA 3.210% 12/01/23(a)	1,340,000

Par ($)		Value ($)
	Washington — (continued)
	WA Housing Finance Commission,
	Multi-Family Housing Revenue:
9,045,000	Columbia Heights Project, Series 2004 A, LOC: Wells Fargo Bank N.A. 3.300% 10/01/39(a)	9,045,000
8,300,000	Inglebrook Court Project, Series 1995, AMT, 3.240% 07/01/25(a)	8,300,000
13,600,000	Mallard Lakes Apartment Projects, Series 2002 A, AMT, 3.230% 05/15/35(a)	13,600,000
1,300,000	MWSH Arlington LLC, Series 2003, AMT, LOC: Washington Trust Bank 3.260% 11/01/36(a)	1,300,000
1,350,000	Pacific Inn Apartments Project, Series 1996 A, AMT, LOC: U.S. Bank N.A. 3.290% 05/01/28(a)	1,350,000
	Rosemont Apartments Projects,
2,885,000	Series 2003 A, AMT, LOC: Umpua Bank & Bank of the West 3.290% 10/01/36(a)	2,885,000
11,570,000	Series 2005 A, AMT, Insured: FNMA 3.230% 09/15/39(a)	11,570,000
2,000,000	Sherwood Springs Apartments Project, Series 1997 A, AMT, LOC: U.S. Bank N.A. 3.290% 09/01/27(a)	2,000,000
1,835,000	Sisters of Providence Project, Series 1995, AMT, 3.290% 12/01/15(a)	1,835,000
3,370,000	WA King County Housing Authority, Auburn North Associates, Series 1997, AMT, Insured: FNMA 3.230% 12/01/27(a)	3,370,000
5,570,000	WA King County Sewer Revenue, Series 2003, Insured: FGIC 3.210% 01/01/20(a)	5,570,000
2,000,000	WA Pierce County Economic Development, McFarland Cascade Project, Series 1996, AMT, LOC: U.S. Bank N.A. 3.290% 12/01/17(a)	2,000,000
	WA Port of Seattle Revenue:
4,320,000	Series 2003, AMT, Insured: MBIA 3.130% 07/01/11(a)(b)	4,320,000
9,025,000	Series 2005 122, AMT, Insured: MBIA, LIQ FAC: BNP Paribas 3.250% 02/01/21(a)	9,025,000

See Accompanying Notes to Financial Statements.

64

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Washington — (continued)
14,835,000	Series 2005 123, AMT, LOC: BNP Paribas 3.250% 12/01/21(a)	14,835,000
2,875,000	Series 2005 139, AMT, Insured: FGIC, LIQ FAC: BNP Paribas 3.250% 09/01/12(a)	2,875,000
985,000	Series 2005, AMT, Insured: FGIC 3.260% 04/01/16(a)	985,000
	WA Seattle Housing Authority Revenue:
2,395,000	Lower Income Housing Assistance Revenue, Bayview Manor Project, Series 1994 B, LOC: U.S. Bank of Washington 3.240% 05/01/19(a)	2,395,000
11,250,000	Rainier Vista Project, Phase I, Series 2003, LOC: KeyBank N.A. 3.250% 12/01/36(a)	11,250,000
5,115,000	WA State, Series 2003, Insured: FSA 3.210% 07/01/19(a)	5,115,000
6,050,000	WA Tacoma Convention Center & Parking Revenue, Series 2004, Insured: MBIA 3.210% 12/01/24(a)	6,050,000
		136,535,000
	West Virginia — 0.4%
7,120,000	WV Beckley Revenue Refunding, Beckley Water Co., Series 2003, AMT, LOC: Bank One West Virginia 3.290% 10/01/16(a)	7,120,000
7,680,000	WV Harrison County Board of Education, Series 2001, LIQ FAC: Wachovia Bank N.A. 3.390% 05/01/07(a)	7,680,000
1,200,000	WV Marion County Commission Solid Waste Disposal Facility Revenue, Grantown Project, Series 1990 C, AMT, LOC: National Westminster 3.240% 10/01/17(a)	1,200,000
1,000,000	WV Mercer County Industrial Development Revenue, Series 2006, LOC: First National Bank 3.420% 05/01/06(a)	1,000,000
7,055,000	WV Pleasants County Commission Industrial Development Revenue, Simex, Inc., Series 1999, LOC: PNC Bank N.A. 3.280% 12/01/19(a)	7,055,000

Par ($)		Value ($)
	West Virginia — (continued)
5,000,000	WV Putnam County Solid Waste Disposal Revenue, Toyota Motor Manufacturing Project, Series 2000 A, AMT, 3.220% 04/01/30(a)	5,000,000
2,345,000	WV University Revenue, Series 2004, Insured: FGIC 3.210% 10/01/24(a)	2,345,000
		31,400,000
	Wisconsin — 2.6%
1,500,000	WI Caledonia Industrial Development Revenue, Caledonia Properties LLC, Series 1998, AMT, LOC: Fifth Third Bank 3.260% 12/01/18(a)	1,500,000
1,595,000	WI Chippewa Falls Industrial Development Revenue, Series 2003, AMT, LOC: Fifth Third Bank 3.260% 04/01/33(a)	1,595,000
	WI Health & Educational Facilities Authority:
	Series 2003, Insured: MBIA:
24,015,000	3.200% 08/15/19(a)(b)	24,013,599
16,740,000	3.350% 02/15/16(a)(b)	16,740,000
	WI Housing & Economic Development Authority:
	Home Ownership Revenue:
10,350,000	Series 2004 D, AMT, LOC: Dexia Credit Local 3.210% 09/01/35(a)	10,350,000
17,430,000	Series 2004 E, AMT, 3.220% 09/01/35(a)	17,430,000
	Series 2005 C, AMT, LOC: Lloyds TSB Bank PLC:
14,955,000	3.220% 03/01/28(a)	14,955,000
12,000,000	3.220% 09/01/33(a)	12,000,000
	Series 2005 A, AMT:
4,975,000	SPA: DEPFA Bank PLC 3.220% 05/01/35(a)	4,975,000
21,800,000	SPA: Lloyds TSB Bank PLC 3.210% 03/01/36(a)	21,800,000
2,885,000	Series 2005 B, AMT, SPA: DEPFA Bank PLC 3.220% 05/01/35(a)	2,885,000
2,025,000	Series 2005 C, AMT, SPA: DEPFA Bank PLC 3.220% 05/01/35(a)	2,025,000
20,000,000	Series 2005 D, AMT, SPA: DEPFA Bank PLC 3.210% 09/01/36(a)	20,000,000
700,000	WI Kenosha Industrial Development Revenue, Monarch Plastics, Inc., Series 1994, AMT, LOC: JPMorgan Chase Bank 3.650% 12/01/09(a)	700,000

See Accompanying Notes to Financial Statements.

65

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Wisconsin — (continued)
2,965,000	WI Marathon City Redevelopment Authority Industrial Development Revenue, Maratech Calvin Frost Project, Series 2003, AMT, LOC: Fifth Third Bank 3.260% 10/01/35(a)	2,965,000
2,700,000	WI Menomonee Falls Industrial Development Revenue, Series 1994, LOC: Bank One Milwaukee N.A. 3.500% 09/01/14(a)	2,700,000
1,500,000	WI Oconomowoc Community Development Authority, 85 Oconomowoc LLC, Series 2004, AMT, LOC: LaSalle Bank N.A. 3.270% 12/01/44(a)	1,500,000
1,050,000	WI Oconto Industrial Development Revenue, Unlimited Services of Wisconsin, Series 2000, AMT, LOC: Bank One Wisconsin 3.390% 11/01/12(a)	1,050,000
700,000	WI Park Falls Industrial Development Revenue, Shield Brothers, Inc., Series 2000, AMT, LOC: Bank One Wisconsin 3.290% 08/01/20(a)	700,000
800,000	WI Pewaukee Industrial Development, Gunner Press & Finishing, Series 2000, AMT, LOC: Bank One Wisconsin 3.500% 09/01/20(a)	800,000
2,500,000	WI Pleasant Prairie Industrial Development Revenue, Series 1995, AMT, LOC: American National Bank & Trust 3.500% 02/01/22(a)	2,500,000
1,815,000	WI Saukville Village Community Development Authority Industrial Development Revenue, Calibre, Inc., Series 2004, AMT, LOC: U.S. Bank N.A. 3.320% 09/01/29(a)	1,815,000
2,470,000	WI Sheboygan Industrial development Revenue, SBCO Foods of Wisconsin, Series 2002, AMT, LOC: National Bank & Trust 3.500% 08/01/12(a)	2,470,000

Par ($)		Value ($)
	Wisconsin — (continued)
3,500,000	WI Whitewater Industrial Development Revenue, Husco International, Inc., Series 1997, AMT, LOC: LaSalle Bank N.A. 3.260% 12/01/12(a)	3,500,000
8,190,000	WI Wind Point Revenue, The Johnson Foundation, Series 2000, LOC: Harris Trust & Savings Bank 3.200% 09/01/35(a)	8,190,000
		179,158,599
	Wyoming — 1.4%
	WY Campbell County Industrial Development Revenue:
56,180,000	Series 2005 B, 3.350% 12/01/35(a)	56,180,000
40,000,000	Two Elk Power Generation Partners, Series 2003, AMT, 3.550% 12/01/30(a)	40,000,000
630,000	WY Platte County Pollution Control Revenue, Tri-State Generation & Transmission Association, Series 1984 A, LOC: National Rural Utility Finance 3.170% 07/01/14(a)	630,000
		96,810,000
	Total municipal bonds (Cost of $6,646,838,209)	6,646,838,209
Shares
	Municipal preferred stocks — 2.6%
	Charter Mac Equity Issuer Trust, AMT:
38,125,000	3.300% 07/01/17(a)	38,125,000
89,635,000	3.300% 10/15/23(a)	89,635,000
55,040,000	3.300% 07/01/17(a)	55,040,000
	Total municipal preferred stocks (Cost of $182,800,000)	182,800,000
Par ($)
	Variable rate demand notes — 1.3%
11,905,000	Munimae TE Bond Subsidiary LLC, 3.300% 11/15/25(a)	11,905,000
	Puttable Floating Option Tax-Exempt Receipts:
61,165,000	Series 2005, AMT, SPA: Merrill Lynch Capital Services 3.300% 05/01/32(a)	61,165,000
6,040,000	Series 2005: LIQ FAC: Merrill Lynch Capital Services 3.270% 09/01/31(a)	6,040,000

See Accompanying Notes to Financial Statements.

66

Columbia Municipal Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Variable rate demand notes — (continued)
11,420,000	SPA: Merrill Lynch Capital Services 3.300% 09/01/26(a)	11,420,000
	Total variable rate demand notes (Cost of $90,530,000)	90,530,000
Total investments (Cost of $6,920,168,209)(d)	99.3%	6,920,168,209
Other assets & liabilities, net	0.7%	49,239,906
Net assets	100.0%	6,969,408,115

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(b)  Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized cost, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At March 31, 2006, these securities amounted to $114,343,599, which represents 1.6% of net assets.

Security	Acquisition Date	Acquisition Cost
FL Miami Dade County, Series 2005 MT-177, Insured: XLCA, LIQ FAC: Merrill Lynch Capital Services 3.330% 10/01/13	11/03/05	$14,805,000
LA State, Series 2005 MT-158, Insured: AMBAC, LIQ FAC: BNP Paribas 3.140% 10/15/18	09/29/05	20,920,000
MN Minneapolis St. Paul Metropolitan Airports Commission, Airport Revenue, Series 2005 PT-2834, AMT, Insured: AMBAC, LOC: Merrill Lynch Capital Services 3.590% 01/01/14	06/03/05	2,555,000
PA Lehigh County General Purpose Authority, Series 2003 PT-855, Insured: AMBAC, SPA: Merrill Lynch Capital Services 2.950% 07/01/18	07/19/05	11,000,000
TX Dallas Fort Worth International Airport Revenue, Series 2003 PT-825, AMT, Insured: MBIA, SPA: Lloyds TSB Bank PLC 2.900% 05/01/11	07/07/05	9,995,000
TX Houston Independent School District, Series 2004 PT-979, Insured: FSA, LIQ FAC: Landesbank Hessen-Thuringen 2.950% 07/15/19	07/19/05	9,995,000
WA Port of Seattle Revenue, Series 2003, AMT, Insured: MBIA 3.130% 07/01/11	08/21/03	4,320,000
WI Health & Educational Facilities Authority, Series 2003, Insured: MBIA 3.200% 08/15/19	10/04/05 – 01/06/06	24,013,600
3.350% 02/15/16	08/28/03	16,740,000
		$114,343,600

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $20,500,000, which represents 0.3% of net assets.

(d)  Cost for federal income tax purposes is $6,920,199,533.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GIC	Guaranteed Investment Contract

GNMA	Government National Mortgage Association

GTY AGMT	Guaranty Agreement

LIQ FAC	Liquidity Facility

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

PSFG	Permanent School Fund Guaranteed

SPA	Stand-by Purchase Agreement

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

67

Columbia Tax-Exempt Reserves

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal Bonds — 96.2%
	Alabama — 2.9%
8,080,000	AL ASMS Mobile Public Educational Building Authority, Alabama High School Math & Science Foundation, Series 1997, LOC: AmSouth Bank of Alabama 3.240% 07/01/22(a)	8,080,000
	AL Birmingham Medical Clinic Board:
54,500,000	Series 1991, LOC: AmSouth Bank 3.180% 12/01/26(a)	54,500,000
	University of Alabama Health Services Foundation:
6,135,000	Series 2001 A, LOC: First Commercial Bank 3.270% 03/01/31(a)	6,135,000
10,000,000	Series 2005, LOC: SunTrust Bank 3.180% 09/01/15(a)	10,000,000
1,990,000	AL Foley Public Park & Recreation Board, YMCA of Mobile, Series 2002, LOC: Regions Bank 3.220% 10/01/22(a)	1,990,000
4,715,000	AL Health Care Authority for Baptist Health, Series 2006 C, LOC: AmSouth Bank 3.200% 11/15/37(a)	4,715,000
17,000,000	AL Infirmary Health System Special Care Facilities Financing Authority, Infirmary Health Systems, Series 2006 B, LOC: Regions Bank 3.180% 02/01/40(a)	17,000,000
5,460,000	AL Scottsboro Solid Waste Disposal Authority, Series 2003, LOC: Regions Bank 3.200% 11/01/18(a)	5,460,000
4,400,000	AL Space Science Exhibit Finance Authority, Series 2005 A, LOC: AmSouth Bank 3.270% 10/01/22(a)	4,400,000
5,200,000	AL Tuscaloosa County Education Board, Series 2003, LOC: Regions Bank 3.190% 02/01/16(a)	5,200,000
14,760,000	AL Tuscaloosa Educational Building Authority, Stillman College, Series 2002 A, LOC: AmSouth Bank 3.290% 10/01/23(a)	14,760,000
		132,240,000

Par ($)		Value ($)
	Alaska — 0.1%
6,275,000	AK Housing Finance Corp., Series 2005-703, Insured: FGIC 3.210% 12/01/12(a)	6,275,000
	Arizona — 1.1%
	AZ Health Facilities Authority:
	Banner Health System,
33,500,000	Series 2005 A, Insured: MBIA 3.170% 01/01/29(a)	33,500,000
4,855,000	Series 2002, LOC: LaSalle Bank N.A. 3.170% 03/01/27(a)	4,855,000
9,185,000	AZ Pima County Industrial Development Authority, Broadway Proper Retirement Community I LP, Series 2000 A, Insured: GNMA, LOC: State Street Bank & Trust Co. 3.210% 12/01/25(a)	9,185,000
2,600,000	AZ Tempe Industrial Development Authority, Centers for Habilitation, Series 2001, LOC: Wells Fargo Bank N.A. 3.290% 12/01/21(a)	2,600,000
		50,140,000
	Arkansas — 0.1%
6,300,000	AR Little Rock Metrocentre Improvement District No. 1, Wehco Media, Inc., Series 1985, LOC: Bank of New York 3.200% 12/01/25(a)	6,300,000
	California — 0.2%
11,190,000	CA ABN AMRO Munitops Certificates Trust, Series 2004, Insured: FSA 3.220% 01/15/12(a)	11,190,000
	Colorado — 3.6%
5,140,000	CO ABN AMRO Munitops Certificates Trust, Series 2005, Insured: FGIC 3.210% 06/01/13(a)	5,140,000
5,765,000	CO Arapahoe County School District No. 6, Series 2003, Insured: FGIC 3.210% 12/01/10(a)	5,765,000
9,695,000	CO Broomfield Certificates of Participation, Series 2002 PT-1643, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.210% 12/01/08(a)	9,695,000

See Accompanying Notes to Financial Statements.

68

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Colorado — (continued)
6,915,000	CO Castle Pines North Metropolitan District, Series 1999, LOC: U.S. Bank N.A. 3.260% 12/01/28(a)	6,915,000
25,785,000	CO Denver City & County Excise Tax Revenue, Series 2001, Insured: FSA 3.170% 09/01/25(a)	25,785,000
6,200,000	CO Denver City & County Multi Family Housing, Series 1985, LOC: Credit Lyonnais 3.180% 12/01/29(a)	6,200,000
3,210,000	CO Department of Transportation, Series 2003, Insured: AMBAC 3.210% 12/15/16(a)	3,210,000
5,655,000	CO Douglas County Colorado School District No. 1, Series 2001, Insured: MBIA 3.210% 06/15/09(a)	5,655,000
18,700,000	CO Eagle Tax-Exempt Trust, Series 2001, Insured: MBIA 3.210% 05/15/26(a)	18,700,000
4,365,000	CO Erie Certificates of Participation, Series 2005, LOC: KeyBank N.A. 3.230% 11/01/35(a)	4,365,000
	CO Health Facilities Authority:
15,000,000	Adventist Health Systems, Series 2004, LOC: SunTrust Bank 3.170% 11/15/34(a)	15,000,000
11,000,000	Plan de Salud Del Valle, Series 2005, LOC: KeyBank N.A. 3.200% 06/01/30(a)	11,000,000
3,715,000	CO Kippling Ridge Metropolitan District, Series 2005, LOC: U.S. Bank N.A. 3.200% 12/01/23(a)	3,715,000
3,125,000	CO Lafayette Exemplatory Improvement District, Series 2002, LOC: Wells Fargo Bank N.A. 3.200% 12/01/22(a)	3,125,000
23,480,000	CO Moffat County Pollution Control Revenue, National Rural Utility Cooperative Finance Corp., Series 1984, Insured: AMBAC, LOC: JPMorgan Chase Bank 3.050% 07/01/10(a)	23,480,000

Par ($)		Value ($)
	Colorado — (continued)
6,100,000	CO Westminster Colorado Economic Development Authority, Tax Increment Revenue, Series 2005 LOC: DEPFA Bank PLC 3.200% 12/01/28(a)	6,100,000
5,690,000	CO Westminster Economic Development Authority, Series 2005, LOC: DEPFA Bank PLC 3.200% 12/01/28(a)	5,690,000
		159,540,000
	Connecticut — 0.5%
21,000,000	CT Health & Educational Facilities Authority 3.250% 04/05/06	21,000,000
	Delaware — 0.4%
3,975,000	DE Kent County Revenue, Charter Schools, Inc. Project, Series 2002, LOC: Wachovia Bank N.A. 3.230% 11/01/22(a)	3,975,000
13,000,000	DE New Castle County Student Housing Revenue, Series 2005, LOC: Bank of New York 3.200% 08/01/31(a)	13,000,000
		16,975,000
	District of Columbia — 0.4%
	DC State:
17,100,000	Series 2003 D-2, Insured: FSA, SPA: DEPFA Bank PLC 3.180% 06/01/26(a)	17,100,000
1,945,000	Series 2003, LOC: SunTrust Bank 3.180% 10/01/30(a)	1,945,000
		19,045,000
	Florida — 1.9%
3,700,000	FL Alachua County Health Facilities Authority, Meridian Behavioral Income Project, Series 2003, LOC: Wachovia Bank N.A. 3.230% 07/01/18(a)	3,700,000
1,905,000	FL Development Finance Corp., Central Florida Community College Foundation, Series 2003 A-1, LOC: SunTrust Bank 3.280% 06/01/23(a)	1,905,000
6,800,000	FL Eclipse Funding Trust, Series 2006, Insured: FSA, LIQ FAC: U.S. Bank N.A. 3.200% 10/01/13(a)	6,800,000

See Accompanying Notes to Financial Statements.

69

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Florida — (continued)
16,180,000	FL Housing Finance Corp., Series 2005 MT-168, LOC: FHLMC 3.280% 10/01/32(a)(b)	16,180,000
5,695,000	FL Miami-Dade County Industrial Development Authority, Dave & Mary Alper Community, Series 2002, LOC: Northern Trust Co. 3.150% 04/01/32(a)	5,695,000
10,000,000	FL Orange County Industrial Development Authority, Bishop Moore High School Project, Series 2000, LOC: SunTrust Bank 3.180% 10/01/25(a)	10,000,000
9,000,000	FL Tampa, Tampa LLC, Series 2005 A, LOC: Royal Bank of Canada 3.170% 10/01/37(a)	9,000,000
	FL Titusville Multi-Purpose Revenue:
300,000	Series 1998, LOC: SunTrust Bank 3.230% 01/01/25(a)	300,000
3,800,000	Series 1999 A, LOC: SunTrust Bank 3.230% 01/01/25(a)	3,800,000
925,000	FL University Athletic Association, Inc., Series 2001, LOC: SunTrust Bank 3.170% 10/01/31(a)	925,000
	FL University of North Florida Foundation, Inc.,
	Series 1997, LOC: First Union National Bank:
5,400,000	3.230% 11/01/27(a)	5,400,000
11,600,000	3.230% 11/01/30(a)	11,600,000
9,400,000	Series 2003, LOC: First Union National Bank 3.230% 11/01/24(a)	9,400,000
		84,705,000
	Georgia — 3.4%
	GA Clayton County Housing Authority,
	Multi-Family Housing Revenue:
5,300,000	Series 1990 A, Insured: FSA 3.220% 01/01/21(a)	5,300,000
3,690,000	Series 1990 B, Insured: FSA 3.220% 01/01/21(a)	3,690,000
6,955,000	Series 1990 C, Insured: FSA 3.220% 01/01/21(a)	6,955,000
2,215,000	Series 1990 D, Insured: FSA 3.220% 01/01/21(a)	2,215,000
3,945,000	Series 1990 F, Insured: FSA 3.220% 01/01/21(a)	3,945,000

Par ($)		Value ($)
	Georgia — (continued)
	GA Cobb County Development Authority:
8,690,000	Institute of Nuclear Power, Series 1998, LOC: SunTrust Bank 3.180% 02/01/13(a)	8,690,000
6,600,000	North Cobb Christian School, Series 1998 A, LOC: Branch Banking & Trust 3.200% 03/01/22(a)	6,600,000
2,740,000	YMCA of Cobb County, Series 2003, LOC: Branch Banking & Trust Co. 3.200% 12/01/25(a)	2,740,000
25,000,000	GA Cobb County Hospital Authority, Wellstar Cobb Hospital, Series 2004, LOC: SunTrust Bank 3.190% 04/01/34(a)	25,000,000
5,970,000	GA Columbus Development Authority, Foundation Properties, Inc., Series 2004, LOC: Columbus Bank & Trust 3.240% 12/01/33(a)	5,970,000
6,235,000	GA Columbus Hospital Authority, St. Francis Hospital, Inc., Series 2000 A, LOC: Columbus Bank & Trust 3.210% 01/01/31(a)	6,235,000
22,600,000	GA Coweta County, Residential Care Facilities for the Elderly Authority Revenue, Wesley Woods of Newnan, LOC: Branch Banking & Trust 3.180% 10/01/36(a)	22,600,000
4,445,000	GA DeKalb County Development Authority, American Cancer Society, Inc., Series 1988, LOC: SunTrust Bank 3.180% 05/01/13(a)	4,445,000
6,250,000	GA DeKalb Private Hospital Authority, Egleston Children's Health Center, Series 1995 B, LOC: SunTrust Bank 3.180% 12/01/17(a)	6,250,000
5,665,000	GA Fulco Hospital Authority, Piedmont Medical Center, Series 1999, LOC: SunTrust Bank 3.170% 03/01/24(a)	5,665,000
	GA Fulton County Development Authority:
5,000,000	Mt. Vernon Presbyterian School, LOC: Branch Banking & Trust 3.200% 08/01/35(a)	5,000,000

See Accompanying Notes to Financial Statements.

70

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Georgia — (continued)
4,200,000	Weber School, Series 2006, LOC: Branch Banking & Trust 3.200% 12/01/30(a)	4,200,000
1,650,000	GA Fulton County Water & Sewage Revenue, Series 2005, Insured: FGIC, LIQ FAC: Citibank N.A. 3.210% 01/01/35(a)	1,650,000
4,000,000	GA Macon Bibb County Georgia Hospital Authority, Series 1998, LOC: SunTrust Bank 3.180% 12/01/18(a)	4,000,000
15,900,000	GA Richmond County Hospital Authority, University Health Services, Inc., Series 1999, LOC: SunTrust Bank 3.180% 01/01/19(a)	15,900,000
4,650,000	GA Worth County Industrial Development Authority, Seabrook Enterprises, Inc., Series 1996 A, LOC: Harris Trust & Savings Bank 3.180% 08/01/23(a)	4,650,000
		151,700,000
	Hawaii — 0.2%
	HI Honolulu City & County:
4,950,000	Series 2003, Insured: MBIA 3.210% 03/01/22(a)	4,950,000
5,525,000	Series 2005 A, Insured: MBIA, LOC: Citibank N.A. 3.210% 07/01/24(a)	5,525,000
		10,475,000
	Idaho — 0.4%
1,300,000	ID Boise County Houding Authority, Series 2002, LOC: KeyBank N.A. 3.270% 03/01/33(a)	1,300,000
8,055,000	ID Boise County Urban Renewal Agency, Series 2004 A, LOC: KeyBank N.A. 3.270% 03/01/24(a)	8,055,000
8,605,000	ID Health Facilities Authority, St. Luke's Regional Medical Center, Series 2000, Insured: FSA, SPA: Harris Trust & Savings Bank 3.180% 07/01/30(a)	8,605,000
		17,960,000
	Illinois — 8.2%
22,345,000	IL ABN AMRO Munitops Certificate Trust, Series 2002, Insured: MBIA, SPA: ABN AMRO Bank 3.220% 12/01/10(a)	22,345,000

Par ($)		Value ($)
	Illinois — (continued)
22,575,000	IL Bolingbrook, Series 2004, LOC: Harris Trust & Savings Bank 3.210% 12/01/29(a)	22,575,000
	IL Chicago Board of Education:
6,635,000	Series 2004 E, Insured: FSA 3.200% 03/01/15(a)	6,635,000
7,900,000	Series 2005 Z-8, Insured: FGIC, LIQ FAC: Goldman Sachs 3.240% 10/28/25(a)	7,900,000
	IL Chicago O'Hare International Airport:
15,500,000	Series 2005 C, Insured: CIFG 3.190% 01/01/35(a)	15,500,000
3,680,000	Series 2005 D, Insured: CIFG, SPA: Dexia Credit Local 3.190% 01/01/35(a)	3,680,000
	IL Chicago:
1,030,000	Series 1997 A, LOC: Northern Trust Co. 3.240% 12/01/11(a)	1,030,000
4,065,000	Series 2004 B-24, LOC: Wachovia Bank N.A. 3.210% 01/01/25(a)	4,065,000
10,520,000	Series 2004, Insured: FSA 3.210% 01/01/29(a)	10,520,000
3,105,000	Series 2005 Z-10, LIQ FAC: Goldman Sachs 3.240% 06/29/29(a)	3,105,000
1,600,000	IL Chicago Tax Increment, Series 1997 B, LOC: Northern Trust Co. 3.240% 12/01/14(a)	1,600,000
	IL City of Chicago Water Systems:
22,842,000	2.950% 05/12/06	22,842,000
17,000,000	3.220% 05/12/06	17,000,000
8,055,000	IL Crestwood, Series 2003, LOC: Fifth Third Bank 3.170% 09/01/28(a)	8,055,000
3,790,000	IL DeKalb Tax Increment Revenue, Series 2003, LOC: Northern Trust Co. 3.200% 01/01/13(a)	3,790,000
	IL Development Finance Authority:
5,500,000	American Academy of Dermatology, Series 2001, LOC: American National Bank & Trust 3.300% 04/01/21(a)	5,500,000
2,120,000	Chicago Academy of Science, Series 1997, LOC: JPMorgan Chase Bank 3.210% 01/01/31(a)	2,120,000

See Accompanying Notes to Financial Statements.

71

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Illinois — (continued)
3,125,000	Community Action Partnership, Series 2004, LOC: U.S. Bank N.A. 3.210% 03/01/39(a)	3,125,000
7,500,000	Dominican University, Series 2006, LOC: JPMorgan Chase Bank 3.220% 03/01/36(a)	7,500,000
7,320,000	IIT Research Institute, Series 2004, LOC: Fifth Third Bank 3.190% 10/01/34(a)	7,320,000
4,080,000	Little City Foundation Project, Series 1994, LOC: LaSalle Bank N.A. 3.210% 02/01/19(a)	4,080,000
6,000,000	Massachusetts Eye & Ear Associates, Inc., Series 1992, LOC: LaSalle Bank N.A. 3.200% 10/01/17(a)	6,000,000
8,360,000	Series 2001, LOC: LaSalle Bank N.A. 3.200% 11/01/27(a)	8,360,000
5,000,000	Sinai Community Institute, Inc., Series 1997, LOC: LaSalle Bank N.A. 3.200% 03/01/22(a)	5,000,000
18,050,000	The Clare at Water Tower, Series 2005 D, LOC: LaSalle Bank N.A. 3.180% 05/15/38(a)	18,050,000
3,675,000	Village Oak Park Residence Corp., LOC: LaSalle Bank N.A. 3.200% 07/01/41(a)	3,675,000
	IL Educational Facilities Authority:
5,160,000	Beverly Arts Center, Series 2003, LOC: Fifth Third Bank 3.190% 10/01/28(a)	5,160,000
4,500,000	St. Xavier University, Series 2002 A, LOC: LaSalle Bank N.A. 3.200% 10/01/32(a)	4,500,000
2,020,000	IL Health Facilities Authority, Glenkirk Project, Series 1997, LOC: Harris Trust & Savings Bank 3.220% 02/15/21(a)	2,020,000
31,500,000	IL Housing Development Authority, Illinois Center Lakefront, Series 1985, GTY AGMT: Metropolitan Life 3.130% 01/01/08(a)	31,498,430

Par ($)		Value ($)
	Illinois — (continued)
700,000	IL Macon County, Millikin University, Series 2001, LOC: National City Bank 3.200% 10/01/31(a)	700,000
6,920,000	IL Marion Special Services Area No. 2, Series 2002, LOC: U.S. Bank N.A. 3.240% 01/01/22(a)	6,920,000
	IL Metropolitan Pier & Exposition Authority:
18,005,000	Series 2005 Z-5, Insured: MBIA, LIQ FAC: Goldman Sachs 3.240% 04/03/34(a)	18,005,000
1,000,000	Series 2005, Insured: MBIA 3.250% 12/15/36(a)	1,000,000
9,945,000	IL Mount Morris Village Industrial Revenue, Pinecrest Village, Series 2006, LOC: U.S. Bank N.A. 3.220% 02/01/31(a)	9,945,000
6,000,000	IL Niles, Series 2001, LOC: LaSalle Bank N.A. 3.200% 03/01/31(a)	6,000,000
5,200,000	IL Northern Cook County Solid Waster Agency, Series 2002, LOC: Northern Trust Co. 3.210% 05/01/15(a)	5,200,000
18,900,000	IL Oak Forest, Homewood Pool, South Suburban Mayors Project, Series 1989, LOC: Bank One N.A. 3.170% 07/01/24(a)	18,900,000
2,695,000	IL Peoria Heights Ltd. Obligations Revenue, Series 2001, LOC: National City Bank 3.250% 09/01/36(a)	2,695,000
2,500,000	IL Quad Cities Regional Economic Development Authority, Two Rivers YMCA, Series 2002, LOC: U.S. Bank N.A. 3.230% 12/01/31(a)	2,500,000
5,000,000	IL Schaumburg City, Series 2004, Insured: FGIC 3.210% 12/01/41(a)	5,000,000
	IL State:
2,345,000	Series 2003, Insured: FSA 3.210% 12/01/20(a)	2,345,000
	Series 2004:
3,180,000	Insured: AMBAC, LOC: JPMorgan Chase Bank 3.210% 11/01/12(a)	3,180,000
7,040,000	Insured: FGIC, LOC: JPMorgan Chase Bank 3.210% 12/15/15(a)	7,040,000

See Accompanying Notes to Financial Statements.

72

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Illinois — (continued)
3,715,000	IL Toll Highway Authority, Series 2005 R-4073, Insured: FSA, LIQ FAC: Citibank N.A. 3.210% 01/01/23(a)	3,715,000
5,450,000	IL Will & Kendall Counties Community Construction School District No. 202, Series 2003, Insured: FGIC 3.210% 01/01/23(a)	5,450,000
3,030,000	IL Will County Forest Preservation District, Series 2005, Insured: FGIC, LIQ FAC: Merrill Lynch Capital Services 3.250% 12/01/18(a)	3,030,000
		366,175,430
	Indiana — 4.6%
1,000,000	IN Angola Educational Facilities Revenue, Tri-State University, Inc., Series 2004, LOC: Fifth Third Bank 3.190% 09/01/15(a)	1,000,000
	IN Bond Bank:
2,410,000	Series 2003 II-R-2079, Insured: MBIA, LIQ FAC: Citigroup Global Markets 3.210% 09/01/21(a)	2,410,000
5,440,000	Series 2004, Insured: AMBAC 3.210% 02/01/12(a)	5,440,000
5,745,000	IN Development Finance Authority Industrial Development Revenue, Indiana University Foundation, Series 1998, LOC: National City Bank 3.280% 08/01/18(a)	5,745,000
	IN Development Finance Authority:
17,000,000	Children's Museum, Series 2003, LIQ FAC: Fifth Third Bank 3.220% 07/01/33(a)	17,000,000
2,025,000	Rehabilitation Center, Inc., Series 2002, LOC: Old National Bank 3.290% 07/01/17(a)	2,025,000
12,220,000	IN Dyer Redevelopment Authority, Economic Development Lease Rent Revenue, Series 2005 PT-2721, Insured: CIFG, SPA: Merrill Lynch Capital Services 3.210% 07/15/23(a)	12,220,000

Par ($)		Value ($)
	Indiana — (continued)
4,265,000	IN Educational Facilities Authority, University of Indianapolis, Series 2001, AMT, LOC: Fifth Third Bank 3.230% 10/01/30(a)	4,265,000
2,610,000	IN Elkhart County, Hubbard Hill Estates, Inc., Series 2001, LOC: Fifth Third Bank 3.190% 11/01/21(a)	2,610,000
5,370,000	IN Fort Wayne Economic Development Revenue, St. Anne Home of Diocese, Series 1998, LOC: Fifth Third Bank 3.210% 09/01/23(a)	5,370,000
39,350,000	IN Health & Educational Facility Financing Authority, Parkview Health Systems, Series 2005 A, Insured: AMBAC, SPA: JPMorgan Chase Bank 3.160% 11/01/33(a)	39,350,000
	IN Health Facility Financing Authority:
4,000,000	Community Hospital of Indiana, Series 2005 B, LOC: National City Bank 3.180% 05/01/35(a)	4,000,000
2,300,000	Southern Indiana Rehab Hospital, Series 2001, LOC: Bank One Kentucky 3.180% 04/01/20(a)	2,300,000
2,210,000	IN Henry County Economic Development Revenue, Henry County YMCA, Inc., Series 2004, LOC: U.S. Bank N.A. 3.280% 02/15/24(a)	2,210,000
	IN Indianapolis Local Public Improvement Bond Bank:
20,000,000	Series 2005 G-3, Insured: MBIA, SPA: DEPFA Bank PLC 3.240% 01/01/35(a)	20,000,000
3,000,000	Series 2005, Insured: AMBAC 3.180% 02/01/25(a)	3,000,000
19,550,000	Series 2006 A, 3.250% 07/06/06	19,613,175
4,770,000	IN Merrillville Multi-School Building Corp., Series 2005 923, Insured: FGIC, LIQ FAC: JPMorgan Chase Bank 4.500% 01/15/13(a)	4,770,000
4,175,000	IN St. Joseph County Indiana Economic Development Revenue, Brothers of the Holy Cross, Series 1997, LOC: KeyBank N.A. 3.210% 09/01/17(a)	4,175,000

See Accompanying Notes to Financial Statements.

73

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Indiana — (continued)
38,580,000	IN St. Joseph County Indiana Hospital Authority, Memorial Health Systems, Series 2006, Insured: AMBAC, SPA: Citibank N.A. 3.180% 08/15/33(a)	38,580,000
	IN Transportation Finance Authority:
	Series 2004:
5,000,000	Insured: FGIC, LOC: Wachovia Bank N.A. 3.210% 06/01/28(a)	5,000,000
3,845,000	Insured: MBIA 3.210% 06/01/09(a)	3,845,000
		204,928,175
	Iowa — 0.2%
3,000,000	IA Des Moines, Series 2004, Insured: AMBAC 3.210% 06/01/24(a)	3,000,000
5,000,000	IA Evansdale, Series 2005, LOC: Wells Fargo Bank N.A. 3.220% 09/01/30(a)	5,000,000
1,270,000	IA Higher Education Loan Authority Revenue, American Institute of Business, Series 1998, LOC: Wells Fargo Bank N.A. 3.290% 11/01/13(a)	1,270,000
		9,270,000
	Kansas — 0.5%
11,000,000	KS Olathe Senior Living Facilities Revenue, Series 2006 C1, LOC: LaSalle Bank N.A. 3.200% 11/15/38(a)	11,000,000
5,535,000	KS University of Kansas Hospital Authority, Jayhawk Primary Care, Inc., Series 2004, LOC: Harris Trust & Savings Bank 3.180% 09/01/34(a)	5,535,000
7,155,000	KS Wichita City Hospital Revenue, Series 2005, Insured: MBIA 3.210% 10/01/10(a)	7,155,000
		23,690,000
	Kentucky — 1.8%
14,750,000	KY Association of Counties Certificates of Participation, Series 2005, 4.000% 06/30/06	14,793,164
1,700,000	KY Christian County Industrial Building Revenue, Audubon Area Community Services, Series 2004, LOC: Branch Banking & Trust 3.200% 01/01/29(a)	1,700,000
20,000,000	KY City of Richmond, Series 2006 A, LOC: U.S. Bank N.A. 3.180% 03/01/36(a)	20,000,000

Par ($)		Value ($)
	Kentucky — (continued)
	KY Economic Development Finance Authority:
4,300,000	Baptist Convalescent Center, Series 1999, LOC: Fifth Third Bank 3.250% 12/01/19(a)	4,300,000
9,450,000	Goodwill Industries, Series 2003, LOC: Branch Banking & Trust 3.200% 08/01/23(a)	9,450,000
9,100,000	KY Jefferson County, Multi-Family Housing Revenue, Canter Chase Apartments Project, Series 2002, Insured: FHLMC 3.210% 06/01/32(a)	9,100,000
	KY Lexington Faye Urban County Government,
	Roman Catholic Lexington:
3,300,000	Series 2005 A, LOC: Fifth Third Bank 3.190% 10/01/32(a)	3,300,000
4,735,000	Series 2005 B, LOC: Fifth Third Bank 3.190% 10/01/32(a)	4,735,000
3,660,000	KY Mayfield, League of Cities Funding Trust, Series 1996, LOC: PNC Bank N.A. 3.190% 07/01/26(a)	3,660,000
5,280,000	KY Morehead League of Cities Funding Trust, Series 2004 A, LOC: U.S. Bank N.A. 3.220% 06/01/34(a)	5,280,000
5,315,000	KY Property & Buildings Commission, Series 2004, Insured: FSA 3.190% 10/01/15(a)	5,315,000
		81,633,164
	Louisiana — 3.1%
5,130,000	LA Jefferson Sales Tax District, Series 2005, Insured: AMBAC 3.200% 12/01/17(a)(b)	5,130,000
25,000,000	LA New Orleans Aviation Board, Series 1993 B, Insured: MBIA, LOC: Dexia Credit Local 3.300% 08/01/16(a)	25,000,000
16,400,000	LA Offshore Terminal Authority, Loop, Inc., Series 1999, LOC: JPMorgan Chase Bank 3.180% 10/01/19(a)	16,400,000
5,000,000	LA Plaquemines Port Harbor & Terminal District, International Marine Terminal Partnership, Series 1984 A, LOC: Kredietbank N.V. 3.500% 03/15/25(a)	4,979,100

See Accompanying Notes to Financial Statements.

74

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Louisiana — (continued)
	LA Public Facilities Authority:
30,015,000	Christus Health, Series 2005 C-2, Insured: AMBAC 3.180% 07/01/41(a)	30,015,000
36,650,000	Pennington Medical Foundation, Series 2001 A, LOC: BNP Paribas 3.190% 07/01/31(a)	36,650,000
3,045,000	The Glen Retirement System, Series 2001, LOC: AmSouth Bank 3.290% 09/01/16(a)	3,045,000
13,200,000	Tiger Athletic Foundation, Series 1999, LOC: Regions Bank 3.190% 09/01/28(a)	13,200,000
3,870,000	LA Upper Pontalba Building Restoration Corp., Series 1996, LOC: Bank One N.A. 3.450% 12/01/16(a)	3,870,000
		138,289,100
	Maine — 0.1%
1,985,000	ME Finance Authority, Erskine Academy, Series 2004, LOC: KeyBank N.A. 3.250% 12/01/20(a)	1,985,000
2,695,000	ME Health & Higher Educational Facilities Authority, Series 2003, Insured: FSA 3.210% 07/01/11(a)	2,695,000
		4,680,000
	Maryland — 0.2%
3,500,000	MD Anne Arundel, West Capital Associates LP, Series 1985, LOC: SunTrust Bank 3.330% 12/01/15(a)	3,500,000
3,890,000	MD Baltimore County Economic Development Revenue, Torah Institution Baltimore, Series 2004, LOC: Branch Banking & Trust 3.200% 07/01/24(a)	3,890,000
		7,390,000
	Massachusetts — 2.2%
35,000,000	MA Commonwealth of Massachusetts 3.270% 04/04/06	35,000,000
15,000,000	MA Development Finance Agency 3.250% 04/17/06	15,000,000
9,535,000	MA Health & Educational Facilities Authority, Series 2004 PT-911, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.100% 03/25/11	9,535,000
8,285,000	MA Roaring Fork Municipal Products LLC, Series 2004, Insured: FGIC 3.250% 12/15/16(a)	8,285,000

Par ($)		Value ($)
	Massachusetts — (continued)
21,500,000	MA State, Series 1997 B, SPA: Landesbank Hessen-Thuringen 3.200% 08/01/15(a)	21,500,000
8,000,000	MA Winchester, Series 2005, 3.750% 07/03/06	8,020,820
		97,340,820
	Michigan — 7.9%
8,000,000	MI ABN AMRO Munitops Certificates Trust, Series 2002, Insured: FGIC, LOC: ABN AMRO Bank 3.190% 11/01/10(a)	8,000,000
2,100,000	MI Ann Arbor Economic Development, Ann Arbor YMCA, Series 2004, LOC: Fifth Third Bank 3.170% 04/01/34(a)	2,100,000
106,000,000	MI Building Authority Revenue, Series 2005, LOC: DEPFA Bank PLC 3.220% 10/15/40(a)	106,000,000
	MI Building Authority:
4,155,000	Series 2003, Insured: MBIA 3.210% 10/15/18(a)	4,155,000
3,525,000	Series 2005, Insured: AMBAC, LOC: Citibank N.A. 3.210% 10/15/24(a)	3,525,000
5,245,000	MI Fremont Hospital Finance Authority, Gerber Memorial Health Services, Series 2002, LOC: Fifth Third Bank 3.190% 11/01/27(a)	5,245,000
720,000	MI Grand Rapids Public Schools Series 2004, LOC: Fifth Third Bank 3.190% 05/01/23(a)	720,000
	MI Grand Valley,
	State University Revenue:
21,035,000	Series 2001 B, Insured: FGIC 3.180% 06/01/27(a)	21,035,000
17,420,000	Series 2003, Insured: XLCA 3.180% 09/01/28(a)	17,420,000
	MI Higher Education Facilities Authority Revenue,
	Hope College:
8,040,000	Series 2002 B, LOC: Fifth Third Bank 3.190% 04/01/32(a)	8,040,000
7,755,000	Series 2004, LOC: Bank One N.A 3.200% 04/01/34(a)	7,755,000
8,100,000	MI Hospital Finance Authority, Series 2003, LOC: Fifth Third Bank 3.220% 12/01/32(a)	8,100,000

See Accompanying Notes to Financial Statements.

75

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Michigan — (continued)
35,380,000	MI Kent Hospital Finance Authority, Spectrum Health, Series 2005 A, Insured: FGIC, LOC: JPMorgan Chase Bank 3.160% 01/15/29(a)	35,380,000
8,365,000	MI Oakland County Economic Development Corp., Pontiac Vision Schools, Series 2000, LOC: Allied Irish Banks PLC 3.190% 08/01/20(a)	8,365,000
7,665,000	MI Oakland Economic Development Corp., Series 2002, LOC: Allied Irish Bank PLC 3.210% 12/01/32(a)	7,665,000
2,215,000	MI Public Educational Facility Authority, West Michigan Academy, Series 2003, LOC: Fifth Third Bank 3.190% 12/01/18(a)	2,215,000
18,225,000	MI Royal Oak Hospital Finance Authority, William Beaumont Hospital, Series 2006, Insured: AMBAC, SPA: Morgan Stanley 3.180% 01/01/20(a)	18,225,000
69,560,000	MI State, Series 2005, LIQ FAC: Lehman Liquidity Co. 3.180% 09/29/06(a)	69,560,000
	MI Strategic Fund Ltd., Environmental Research Institute:
4,370,000	Series 2000 A, 3.220% 10/01/15(a)	4,370,000
4,260,000	Series 2000 B, 3.220% 10/01/25(a)	4,260,000
10,935,000	MI West Shore Medical Center, Series 2001, LOC: National City Bank 3.220% 04/01/22(a)	10,935,000
		353,070,000
	Minnesota — 0.4%
1,900,000	MN Brooklyn Center, BCC Associates LLC, Series 2001, LOC: U.S. Bank N.A. 3.230% 12/01/14(a)	1,900,000
4,830,000	MN Community Development Agency, Series 1995 A, LOC: U.S. Bank N.A. 3.220% 10/01/24(a)	4,830,000
1,000,000	MN Southern Municipal Power Agency, Series 2005, Insured: MBIA 3.250% 01/01/27(a)	1,000,000
10,845,000	MN State, Series 2005, 3.200% 10/01/21(a)	10,845,000
		18,575,000

Par ($)		Value ($)
	Mississippi — 0.4%
	MS Business Finance Corp.:
4,800,000	Belhaven College, Series 2004, LOC: First Tennessee Bank 3.350% 07/01/24(a)	4,800,000
11,600,000	Mississippi College, Series 2003, LOC: AmSouth Bank 3.290% 07/01/23(a)	11,600,000
		16,400,000
	Missouri — 2.0%
6,060,000	MO Clay County Public School District No. 53, Series 2004, Insured: FSA 3.210% 03/01/12(a)	6,060,000
1,370,000	MO Desloge Industrial Development Authority, National Health Corp., Series 1989, LOC: Regions Bank 3.300% 12/01/10(a)	1,370,000
4,705,000	MO Development Finance Board, Southeast Missouri State University, Series 2003 B, LOC: U.S. Bank N.A. 3.160% 10/01/23(a)	4,705,000
1,355,000	MO Dunklin County Industrial Development Authority, National Health Corp., Series 1989, LOC: Regions Bank 3.300% 12/01/10(a)	1,355,000
	MO Health & Educational Facilities Authority:
10,750,000	Lutheran Senior Services, Series 2000, LOC: U.S. Bank N.A. 3.190% 02/01/31(a)	10,750,000
4,740,000	Missouri Baptist College, Series 2002, LOC: U.S. Bank N.A. 3.230% 11/15/22(a)	4,740,000
	MO Kansas City Industrial Development Authority,
	Multi-Family Housing Revenue:
22,000,000	Ethan's Apartments Associates, Series 2004, LOC: Citibank N.A. 3.200% 02/01/39(a)	22,000,000
18,400,000	Timberlane Village Associates, Series 1986, LOC: UBS AG 3.220% 06/01/27(a)	18,400,000
8,260,000	MO Platte County Industrial Development Authority, Series 1996, Insured: FHLMC 3.190% 04/01/28(a)	8,260,000

See Accompanying Notes to Financial Statements.

76

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Missouri — (continued)
8,360,000	MO SCA Tax Exempt Trust, Series 2005, PT-2521, Insured: FSA, LOC: Merrill Lynch Capital Services 3.220% 01/01/30(a)	8,360,000
5,000,000	MO St. Louis Industrial Development Authority, Wetterau, Inc., Series 1989, LOC: PNC Bank N.A. 3.210% 05/01/09(a)	5,000,000
		91,000,000
	Nebraska — 0.1%
3,950,000	NE Elementary & Secondary School Finance Authority, Wider Omaha Lutheran School Association, Series 2004 B, LOC: PNC Bank N.A. 3.210% 09/01/29(a)	3,950,000
	Nevada — 4.2%
6,245,000	NV Clark County School District, Series 2004, Insured: MBIA 3.210% 06/15/23(a)	6,245,000
	NV Clark County:
41,800,000	Airport Improvement Revenue, Series 1993 A, Insured: MBIA, LOC: Bayerische Hypotheken 3.170% 07/01/12(a)	41,800,000
	Airport Revenue:
77,415,000	Series 2005 D-1, Insured: FGIC, LOC: Bayerische Landesbank 3.180% 07/01/40(a)	77,415,000
13,000,000	Series 2005 D-2, Insured: FGIC 3.220% 07/01/40(a)	13,000,000
27,500,000	Series 2005 E-1, Insured: FGIC, SPA: Bayerische Landesbank 3.180% 07/01/36(a)	27,500,000
8,610,000	NV Henderson, Series 2004, Insured: FGIC 3.210% 06/01/24(a)	8,610,000
7,550,000	NV System of Higher Education, Series 2005 Db-185, Insured: AMBAC, LOC: Merrill Lynch Capital Services 3.210% 07/01/30(a)	7,550,000
3,965,000	NV Washoe County School District, Series 2003, Insured: FGIC 3.210% 06/01/20(a)	3,965,000
		186,085,000
	New Hampshire — 0.1%
5,000,000	NH Health & Education Facilities Authority, Series 2004 A, LOC: Citizens Bank N.A. 3.210% 12/01/34(a)	5,000,000

Par ($)		Value ($)
	New Jersey — 1.5%
10,795,000	NJ Economic Development Authority, Series 2004 502, Insured: MBIA, LIQ FAC: PNC Bank N.A. 3.210% 01/01/22(a)	10,795,000
7,845,000	NJ State Certificates of Participation, Series 2005 PT-3030, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.200% 06/15/17(a)	7,845,000
46,675,000	NJ Transit Corp. Certificates Participation, Series 2000 B, Insured: AMBAC 5.500% 09/15/06	47,137,279
		65,777,279
	New Mexico — 1.2%
5,000,000	NM Farmington Hospital Revenue, San Juan Regional Medical Center Project, Series 2004-B, LOC: Bank of Nova Scotia 3.200% 06/01/28(a)	5,000,000
1,800,000	NM Farmington Pollution Control, Arizona Public Service Co., Series 1994 A, LOC: Barclays Bank PLC 3.180% 05/01/24(a)	1,800,000
19,665,000	NM Finance Authority, Series 2004, Insured: MBIA 3.210% 12/15/11(a)	19,665,000
	NM Hospital Equipment Loan Council, Presbyterian Healthcare Services:
17,700,000	Series 2005 A, Insured: FSA, LOC: Citibank N.A. 3.180% 08/01/30(a)	17,700,000
11,500,000	Series 2005 B, Insured: FSA, SPA: Citibank N.A. 3.200% 08/01/30(a)	11,500,000
		55,665,000
	New York — 3.3%
35,000	NY Allegany County Industrial Development Agency, Series 2004, LOC: KeyBank N.A. 3.250% 04/01/29(a)	35,000
2,835,000	NY Housing Finance Agency, Series 1991, LOC: Landesbank Hessen-Thuringen 3.160% 05/15/15(a)	2,835,000
	NY Local Government Assistance Corp.:
8,800,000	Series 1995 E, LOC: Landesbank Hessen-Thuringen 3.150% 04/01/25(a)	8,800,000
2,600,000	Series 2000, Insured: FGIC, LIQ FAC: Lloyds TSB Bank PLC 3.250% 04/01/10(a)(b)	2,600,000

See Accompanying Notes to Financial Statements.

77

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	New York — (continued)
620,000	NY Long Island Power Authority, Series 1998, LOC: State Street Bank & Trust Co. 3.180% 05/01/33(a)	620,000
	NY Metropolitan Transportation Authority,
	Series 2003:
4,430,000	Insured: AMBAC 3.200% 11/15/10(a)	4,430,000
4,535,000	Insured: MBIA, SPA: Citibank N.A. 3.200% 11/15/28(a)	4,535,000
32,285,000	NY New York City Housing Development Corp., RBNB Wall Street Owner LLC, Series 2005 A, LOC: Landesbank Hessen-Thuringen 3.170% 12/01/36(a)	32,285,000
	NY New York City:
19,175,000	Series 2004 C-3, Insured: CIFG, SPA: DEPFA Bank PLC 3.160% 08/15/29(a)	19,175,000
33,170,000	Series 2004 H-3, LOC: Bank of New York 3.120% 03/01/34(a)	33,170,000
32,460,000	NY Thruway Authority, Series 2005, Insured: AMBAC, LIQ FAC: Merrill Lynch Capital Services 3.200% 04/01/19(a)	32,460,000
4,995,000	NY Tobacco Settlement Financing Corp., Series 2004 PT-972, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.000% 08/12/11(a)	4,995,000
		145,940,000
	North Carolina — 4.9%
	NC Capital Facilities Finance Agency:
5,280,000	3.170% 04/03/06	5,280,000
	Educational Facilities Revenue:
5,400,000	Barton College, Series 2001, LOC: Branch Banking & Trust Co. 3.200% 07/01/19(a)	5,400,000
5,600,000	Campbell University, Series 2004, LOC: Branch Banking & Trust Co. 3.200% 10/01/24(a)	5,600,000
	NC Charlotte Housing Authority,
	Multi-Family Housing Revenue:
9,475,000	Charlotte Stonehaven LLC, Series 2005, LOC: Wachovia Bank N.A. 3.170% 09/01/35(a)	9,475,000

Par ($)		Value ($)
	North Carolina — (continued)
7,740,000	Series 2005, LOC: Wachovia Bank N.A. 3.170% 09/01/35(a)	7,740,000
10,250,000	NC Forsyth County Industrial Facilities & Pollution Control Financing Authority, YMCA of Winston-Salem, Series 2005, LOC: Branch Banking & Trust Co. 3.200% 12/01/30(a)	10,250,000
2,475,000	NC Guilford County Industrial Facilities & Pollution Control Financing Authority, YMCA of Greensboro, Inc., Series 2002, LOC: Branch Banking & Trust Co. 3.200% 02/01/23(a)	2,475,000
13,305,000	NC Henderson County Hospital Revenue, Series 2001, LOC: Branch Banking & Trust Co. 3.200% 10/01/21(a)	13,305,000
55,920,000	NC Mecklenburg County, Series 2004 B, LOC: Landesbank Hessen-Thuringen 3.150% 02/01/24(a)	55,920,000
	NC Medical Care Commission:
10,070,000	Aldersgate United Retirement Community, Series 2001, LOC: Branch Banking & Trust 3.270% 01/01/31(a)	10,070,000
5,110,000	Carolina Meadows, Inc., Series 2004, LOC: Allied Irish Bank PLC 3.190% 12/01/34(a)	5,110,000
43,100,000	Pitt County Memorial Hospital, Series 2006 B, Insured: AMBAC, SPA: Wachovia Bank N.A. 3.170% 12/01/28	43,100,000
3,640,000	Rutherford Hospital, Inc., Series 2001, LOC: Branch Banking & Trust Co. 3.200% 09/01/21(a)	3,640,000
2,500,000	Southeastern Regional Medical Center, LOC: Branch Banking & Trust 3.200% 06/01/37(a)	2,500,000
5,000,000	United Methodist Retirement Homes, Series 2005, LOC: Branch Banking & Trust Co. 3.200% 10/01/35(a)	5,000,000
9,100,000	Well-Spring Retirement Community, Series 2003, LOC: Allied Irish Bank PLC 3.190% 01/01/21(a)	9,100,000

See Accompanying Notes to Financial Statements.

78

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	North Carolina — (continued)
9,300,000	Westcare, Inc., Series 2002 A, LOC: Branch Banking & Trust Co. 3.200% 09/01/22(a)	9,300,000
	NC Wake County:
6,000,000	Series 2003 B, SPA: Lloyds TSB Bank PLC 4.000% 04/01/16(a)	6,000,000
12,000,000	Series 2004 A, LOC: Landesbank Hessen-Thuringen 4.000% 04/01/19(a)	12,000,000
		221,265,000
	North Dakota — 0.1%
5,845,000	ND Grand Forks Health Care Facilities Revenue, Series 2004, Insured: MBIA 3.210% 07/21/09(a)	5,845,000
	Ohio — 5.5%
17,105,000	OH Akron Bath Copley Township Hospital District, Summa Health System, Series 2004 B, LOC: Bank One N.A. 3.190% 11/01/34(a)	17,105,000
3,885,000	OH Cincinnati City School District, Series 2005, Insured: FSA, LOC: JPMorgan Chase Bank 3.210% 12/01/11(a)	3,885,000
6,000,000	OH Clark County, Ohio Masonic Home, Series 1999, Insured: AMBAC, SPA: KeyBank N.A. 3.200% 10/01/25(a)	6,000,000
5,000,000	OH Cleveland Cuyahoga County Port Authority, Cleveland Museum of Art, Series 2005 A, 3.180% 10/01/40(a)	5,000,000
	OH Columbus Regional Airport Authority:
24,750,000	Series 2004, LOC: U.S. Bank N.A. 3.190% 03/01/34(a)	24,750,000
33,275,000	Series 2005, LOC: U.S. Bank N.A. 3.190% 07/01/35(a)	33,275,000
9,200,000	OH County of Lucas, Series 2002, LOC: Fifth Third Bank 3.170% 10/01/21(a)	9,200,000
4,615,000	OH Cuyahoga County Health Care Facilities Revenue, A.M. McGregor Home, Series 2001, LOC: KeyBank N.A. 3.190% 01/01/32(a)	4,615,000

Par ($)		Value ($)
	Ohio — (continued)
	OH Franklin County Hospital Revenue, Children's Hospital, Insured: AMBAC, LOC: National City Bank:
7,305,000	3.180% 11/01/25(a)	7,305,000
11,000,000	3.180% 11/01/33(a)	11,000,000
6,500,000	OH Hamilton County Health Care Facilities Revenue, Episcopal Retirement Homes, Inc., Series 2005 A, LOC: KeyBank N.A. 3.170% 06/01/35(a)	6,500,000
1,765,000	OH Highland County Hospital Joint Township, Series 2004, LOC: Fifth Third Bank 3.190% 08/01/24(a)	1,765,000
3,970,000	OH Jackson Local School District Stark & Summit Counties, Series 2004, Insured: FGIC 3.200% 12/01/24(a)	3,970,000
45,000,000	OH Lorain County Hospital Revenue, Series 2005, Insured: AMBAC, SPA: JPMorgan Chase Bank 3.180% 11/01/21(a)	45,000,000
	OH Mahoning County Hospital Facilities Revenue:
14,100,000	Forum Health Obligations Group, Series 1997 B, Insured: MBIA, SPA: JPMorgan Chase Bank 3.180% 12/01/28(a)	14,100,000
6,595,000	Series 2002 B, LOC: Fifth Third Bank 3.200% 12/01/27(a)	6,595,000
8,000,000	OH Montgomery County Economic Development Revenue, Series 1996, LOC: National City Bank 3.280% 05/01/26(a)	8,000,000
13,670,000	OH Muskingum County Hospital Facilities Revenue, Genesis Healthcare System, Series 2000, LOC: National City Bank 3.200% 12/01/20(a)	13,670,000
4,870,000	OH Summit County Port Authority Industrial Development Revenue, Series 2005, 3.250% 10/01/23(a)	4,870,000
18,500,000	OH University Toledo, Series 2002, Insured: FGIC 3.180% 06/01/32(a)	18,500,000

See Accompanying Notes to Financial Statements.

79

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Ohio — (continued)
1,000,000	OH Warren County Economic Development Revenue, Ralph J. Stolle Countryside, Series 2000, LOC: Fifth Third Bank 3.190% 08/01/20(a)	1,000,000
		246,105,000
	Oklahoma — 0.0%
1,260,000	OK Industrial Authority Revenue, Amateur Softball Association Project, Series 2002, LOC: Bank One Oklahoma N.A. 3.450% 06/01/14(a)	1,260,000
	Oregon — 0.7%
21,900,000	OR Health &Science University, Oshu Medical Group, Series 2004 B, LOC: Bank of New York, LOC: California State Teachers' Retirement 3.170% 07/01/33(a)	21,900,000
9,925,000	OR Homeowner Revenue, Series 2006, SPA: Merrill Lynch Capital Services 3.220% 05/01/10(a)	9,925,000
		31,825,000
	Pennsylvania — 4.1%
13,100,000	PA Allegheny County Hospital Development Authority, University Pittsburgh Medical Center, Series 2005 B-1, 3.290% 12/01/16(a)	13,100,000
5,975,000	PA Allegheny County Industrial Development Revenue, United Jewish Federation, Series 1995 B, LOC: PNC Bank N.A. 3.210% 10/01/25(a)	5,975,000
2,700,000	PA Allegheny County Redevelopment Authority, Series 2001 A, LOC: National City Bank 3.250% 11/01/19(a)	2,700,000
8,450,000	PA Chester County Industrial Development Authority, Malvern Preparatory School, Series 2001, LOC: Wachovia Bank N.A. 3.230% 04/01/31(a)	8,450,000
10,000,000	PA Delaware County Industrial Development Authority, Exelon Generation Co. LLC, Series 1999, LOC: Wachovia Bank N.A. 3.170% 04/01/21(a)	9,999,500

Par ($)		Value ($)
	Pennsylvania — (continued)
9,995,000	PA Delaware Valley Regional Finance Authority, Series 2003 PT-784, LOC: Merrill Lynch Capital Services 3.200% 07/01/26(a)	9,995,000
15,000,000	PA Emmaus General Authority, Series 1989 -H19, LOC: DEPFA Bank PLC 3.200% 03/01/24(a)	15,000,000
	PA Harrisburg Authority:
11,270,000	Series 2002 B, Insured: FSA 3.220% 03/01/34(a)	11,270,000
1,885,000	Series 2002 D, Insured: FSA 3.220% 03/01/34(a)	1,885,000
8,000,000	PA Higher Educational Facilities Authority, Series 2005, LOC: Sovereign Bank 3.220% 11/01/36(a)	8,000,000
8,610,000	PA Lehigh County General Purpose Authority, Series 2003 PT-855, Insured: AMBAC, SPA: Merrill Lynch Capital Services 2.950% 07/01/18(a)(b)	8,610,000
10,500,000	PA Luzerne County Industrial Development Authority, Series 2005, LOC: PNC Bank N.A. 3.210% 11/01/26(a)	10,500,000
	PA Montgomery County Industrial Development Authority:
53,700,000	Exelon Generation Co. LLC, Series 1999 A, LOC: Wachovia Bank N.A. 3.230% 10/01/30(a)	53,700,000
5,000,000	Series 1987, LOC: PNC Bank N.A. 3.210% 09/01/06(a)	5,000,000
7,500,000	PA Philadelphia Hospitals & Higher Education Facilities Authority, Temple University Hospitals, Series 2005 B, LOC: PNC Bank N.A. 3.170% 07/01/21(a)	7,500,000
11,100,000	PA Wilkinsburg Municipal Authority, Monroeville Christian, Series 2006, LOC: Citizens Bank N.A. 3.210% 03/01/27(a)	11,100,000
		182,784,500
	Rhode Island — 0.2%
10,000,000	RI Housing & Mortgage Finance Authority, Series 2003 43-B, 1.470% 06/15/06	9,959,100

See Accompanying Notes to Financial Statements.

80

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	South Carolina — 2.2%
23,515,000	SC ABN AMRO Munitops Certificates Trust; Series 2003, Insured: FSA 3.210% 03/01/11(a)	23,515,000
6,500,000	SC Cherokee County Industrial Development Revenue, Newark Electronics Corp, Series 1985, LOC: LaSalle Bank N.A. 3.200% 12/01/15(a)	6,500,000
7,400,000	SC Housing Finance & Development Authority, Mid-America Apartments LP, Series 2005, Insured: FNMA 3.190% 11/15/35(a)	7,400,000
	SC Jobs Economic Development Authority, Health Care Facilities Revenue:
6,100,000	Baptist Ministries, Inc., Series 2000, LOC: Nationsbank N.A. 3.240% 07/01/20(a)	6,100,000
13,250,000	Carolina Village, Inc., Series 2000, LOC: Branch Banking & Trust 3.200% 02/01/22(a)	13,250,000
6,160,000	Hospital Facility Revenue, Canon Memorial Hospital, Series 2004 A, LOC: National Bank of South Carolina 3.270% 06/01/24(a)	6,160,000
11,785,000	SC Piedmont Municipal Power Agency, Electric Revenue, Series 2004 B-3, Insured: AMBAC, LOC: JPMorgan Chase Bank 3.150% 01/01/34(a)	11,785,000
	SC Public Service Authority Revenue:
5,490,000	Series 2002, Insured: FSA 3.210% 07/01/10(a)	5,490,000
4,550,000	Series 2004, Insured: AMBAC 3.210% 01/01/22(a)	4,550,000
12,770,000	SC Transportation Infrastructure Bank Revenue, Series 2004, AMT, Insured: AMBAC 3.210% 04/01/12(a)	12,770,000
		97,520,000
	Tennessee — 4.1%
3,775,000	TN Blount County Public Building Authority, Series 2002, Insured: AMBAC 3.190% 06/01/17(a)	3,775,000

Par ($)		Value ($)
	Tennessee — (continued)
	TN Blount County Public Building Authority:
1,900,000	Series 2001 A-1-D, Insured: AMBAC, LOC: KBC Bank N.V., LOC: Landesbank Baden-Wurttemberg 3.190% 06/01/25(a)	1,900,000
14,500,000	Series 2005 D-2-A, Insured: AMBAC, SPA: DEPFA Bank PLC 3.190% 06/01/26(a)	14,500,000
2,750,000	TN Cleveland Health & Educational Facilities Board Revenue, Lee University Project, Series 2002, LOC: First Tennessee 3.350% 12/01/19(a)	2,750,000
20,245,000	TN Collierville Industrial Development Board, St. Georges High School Project, Series 2001, LOC: AmSouth Bank 3.210% 08/01/31(a)	20,245,000
8,800,000	TN Dickson County Industrial Development Board Revenue, The Jackson Foundation- Renaissance Learning Center Project, Series 1997, LOC: SunTrust Bank of Nashville 3.180% 11/01/12(a)	8,800,000
19,850,000	TN Knox County Health Educational & Housing Facilities Board, Volunteer Student Housing LLC, Series 2002, LOC: Allied Irish Banks PLC 3.180% 09/01/34(a)	19,850,000
275,000	TN Loudon Water & Sewer Revenue, Series 1996, LOC: Wachovia Bank N.A. 3.230% 09/01/06(a)	275,000
5,320,000	TN Metropolitan Government Nashville & Davidson County District Energy Revenue, Series 2002, Insured: AMBAC 3.210% 10/01/19(a)	5,320,000
	TN Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board:
2,000,000	Ascension Health, Series 2001 B-2, 3.400% 11/15/31(a)	2,000,000

See Accompanying Notes to Financial Statements.

81

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Tennessee — (continued)
7,000,000	The Blakeford at Green Hills, Series 2005, LOC: Fifth Third Bank 3.190% 07/01/16(a)	7,000,000
7,000,000	Timberlake Apartments Associates, Series 2002, Insured: FNMA 3.170% 08/15/32(a)	7,000,000
3,255,000	TN Metropolitan Government Nashville & Davidson County Industrial Development Board, Nashville Apartment Properties, Series 1995-2, LOC: AmSouth Bank 3.280% 09/01/15(a)	3,255,000
	TN Sevier County Public Building Authority, Local Government Public Improvement Revenue:
4,500,000	Series 1998 III-B-2, Insured: AMBAC, SPA: Landesbank Hessen-Thuringen 3.190% 06/01/19(a)	4,500,000
5,645,000	Series 2002, Insured: AMBAC 3.190% 06/01/27(a)	5,645,000
6,800,000	Series 2004 B-1, LOC: DEPFA Bank PLC 3.190% 06/01/24(a)	6,800,000
	TN Shelby County Health Educational & Housing Facilities Board Revenue:
4,520,000	Memphis University School Project, Series 2002, LOC: SunTrust Bank 3.200% 10/01/22(a)	4,520,000
5,170,000	St. Benedict Auburndale School, Series 2003, LOC: AmSouth Bank 3.200% 05/01/33(a)	5,170,000
3,500,000	St. Mary's Episcopal School Project, Series 2004, LOC: First Tennessee Bank 3.470% 12/01/34(a)	3,500,000
49,500,000	TN Shelby County, Series 2004 B, SPA: Landesbank Hessen-Thuringen 3.200% 04/01/30(a)	49,500,000
4,000,000	TN Sumner County, Series 2003, LOC: SunTrust Bank 3.170% 06/01/06(a)	4,000,000
3,650,000	TN Williamson County Industrial Development Board, St. Matthew Catholic Church, Series 2004, LOC: SunTrust Bank 3.230% 07/01/24(a)	3,650,000
		183,955,000

Par ($)		Value ($)
	Texas — 11.1%
5,000,000	TX ABN AMRO Munitops Certificate Trust, Series 2003, Insured: PSFG, SPA: ABN AMRO Bank 3.220% 08/15/10(a)	5,000,000
5,385,000	TX Ames Higher Education Facilities Corp., Southwest Austin Catholic School, Series 2003, LOC: Allied Irish Bank PLC 3.240% 12/01/33(a)	5,385,000
4,930,000	TX Bexar County Housing Finance Corp., Northwest Trails LP, Series 2004, Insured: FNMA 3.190% 12/15/34(a)	4,930,000
4,967,000	TX Brazosport Independent School District, Series 2003, 3.210% 08/15/10(a)	4,967,000
5,155,000	TX Bridgeport Independent School District, Series 2004, 3.210% 02/15/09(a)	5,155,000
6,985,000	TX Brownsville Utility Systems Revenue, Series 2005, Insured: AMBAC, LIQ FAC: Citigroup Global Markets 3.210% 09/01/24(a)	6,985,000
4,795,000	TX Canutillo Independent School District, Series 2003, 3.210% 08/15/09(a)	4,795,000
37,400,000	TX Capital Area Cultural Education Facilities Finance Corp., Roman Catholic Diocese Austin, Series 2005, LOC: Wachovia Bank N.A. 3.180% 04/01/45(a)	37,400,000
3,300,000	TX Coppell Independent School District, Series 2005, 3.250% 08/15/28(a)	3,300,000
4,840,000	TX Corpus Christi, Series 2005, Insured: FSA 3.210% 03/01/25(a)	4,840,000
5,580,000	TX County of Harris, Christus Health Central, Series 2006, Insured: FGIC, LIQ FAC: Citibank N.A. 3.210% 08/15/33(a)	5,580,000
6,275,000	TX Cypress Fairbanks Independent School District, Series 2005, Insured: PSFG 3.210% 02/15/20(a)	6,275,000

See Accompanying Notes to Financial Statements.

82

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Texas — (continued)
4,480,000	TX Dallas Independent School District, Series 2004, Insured: PSFG 3.210% 08/15/24(a)	4,480,000
4,575,000	TX Denton County, Series 2005, Insured: MBIA 3.210% 07/15/10(a)	4,575,000
5,315,000	TX Denton Utilities System, Series, 2004, Insured: MBIA 3.210% 12/01/24(a)	5,315,000
12,980,000	TX Georgetown Health Facilities Development Corp., Wesleyan Homes, Inc., Series 2006, LOC: Regions Bank 3.170% 08/01/36(a)	12,980,000
	TX Grand Prairie Housing Finance Corp.:
9,600,000	General Electric Capital Corp., Series 1993, 3.220% 06/01/10(a)	9,600,000
9,000,000	Windbridge Grand Prairie, Series 1993, 3.220% 06/01/10(a)	9,000,000
2,300,000	TX Grapevine Industrial Development Corp., Series 1993, LOC: JPMorgan Chase Bank 3.220% 03/01/10(a)	2,300,000
	TX Gregg County Housing Finance Corp.:
5,095,000	Bally Properties LLC, Series 2004 A, 3.200% 02/15/23(a)	5,095,000
2,620,000	Summer Green LLC, Series 2004 A, 3.200% 02/15/23(a)	2,620,000
11,700,000	TX Guadalupe-Blanco River Authority, Series 2004, Insured: MBIA 3.210% 04/15/27(a)	11,700,000
6,850,000	TX Gulf Coast Waste Disposal Authority, Armco, Inc., Series 1998, LOC: PNC Bank 3.210% 12/01/08(a)	6,850,000
2,700,000	TX Harlandale Independent School District, Series 2004, Insured: PSFG, LOC: JPMorgan Chase Bank 3.210% 08/15/12(a)	2,700,000
28,844,000	TX Harris County 3.270% 04/06/06	28,844,000

Par ($)		Value ($)
	Texas — (continued)
11,000,000	TX Harris County Health Facilities Development Authority, Texas Medical Center, Series 1999 B, Insured: FSA, LOC: JPMorgan Chase Bank 3.180% 05/15/29(a)	11,000,000
6,855,000	TX Harris County Health Facilities Development Corp., YMCA of the Greater Houston, Series 1999, LOC: Bank One, Texas N.A. 3.180% 07/01/34(a)	6,855,000
2,000,000	TX Harris County-Houston Sports Authority, Series 2005, Insured: MBIA, LIQ FAC: Merrill Lynch Capital Services 3.250% 11/15/38(a)	2,000,000
3,665,000	TX Hays Consolidated Independent School District, Series 2005, Insured: PSFG, SPA: Merrill Lynch Capital Services 3.210% 08/15/25(a)	3,665,000
6,500,000	TX HFDC of Central Texas, Franciscan Communities Village, Series 2004 C, LOC: Sovereign Bank FSB 3.190% 05/15/38(a)	6,500,000
	TX Houston Independent School District:
3,370,000	Series 2005 DB-169, Insured: PSFG, LIQ FAC: Deutsche Bank AG 3.210% 02/15/24(a)	3,370,000
10,710,000	Series 2005 PT-2836, Insured: PSFG, LIQ FAC: Merrill Lynch Capital Services 3.210% 02/15/18(a)	10,710,000
5,405,000	Series 2005 PT-3160, Insured: PSFG, LIQ FAC: Merrill Lynch Capital Services 3.210% 02/15/20(a)	5,405,000
	TX Houston Utility System Revenue, Series 2004:
5,165,000	Insured: FSA 3.210% 05/15/20(a)	5,165,000
	Insured: MBIA:
12,145,000	3.210% 05/15/27(a)	12,145,000
7,280,000	3.210% 05/15/28(a)	7,280,000
	TX Houston Water & Sewer Systems Revenue:
12,495,000	Series 2002, Insured: MBIA 3.190% 12/01/23(a)	12,495,000
3,405,000	Series 2005, Insured: FSA 3.250% 12/01/26(a)	3,405,000

See Accompanying Notes to Financial Statements.

83

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Texas — (continued)
9,245,000	TX Houston, Series 2004, Insured: MBIA, LOC: JPMorgan Chase Bank 3.210% 03/01/12(a)	9,245,000
10,760,000	TX Hunt Memorial Hospital District, Series 1998, Insured: FSA 3.230% 08/15/17(a)	10,760,000
6,415,000	TX Lufkin Health Facilities Development Corp., Memorial Health Systems of Eastern Texas, Series 2005, LOC: Wachovia Bank N.A. 3.180% 02/15/35(a)	6,415,000
5,090,000	TX Mesquite Independent School District No. 1, Series 2005 1032, Insured: PSFG, LIQ FAC: JPMorgan Chase Bank 3.210% 08/15/13(a)	5,090,000
15,400,000	TX Midlothian Industrial Development Corp., Box-Crow Cement Co., Series 1984, LOC: UBS AG 3.200% 12/01/09(a)	15,400,000
1,295,000	TX Montgomery County Municipal Utility District No. 46, Series 2004, Insured: FGIC, LIQ FAC: JPMorgan Chase Bank 3.210% 09/01/10(a)	1,295,000
28,000,000	TX Municipal Power Agency, Series 2004, Insured: FGIC 3.230% 09/01/11(a)	28,000,000
13,395,000	TX North Central Health Facility Development Corp., Series 2004, Insured: MBIA 2.850% 07/11/12	13,395,000
4,090,000	TX North East Independent School District, Series 2005 PT-3156, Insured: PSFG, LIQ FAC: Merrill Lynch Capital Services 3.210% 02/01/22(a)	4,090,000
5,585,000	TX Northside Independent School District, Series 2005, LIQ FAC: Lehman Liquidity Co. 3.230% 06/15/33(a)	5,585,000
10,555,000	TX Nueces County, Series 2004, Insured: AMBAC 3.210% 02/15/12(a)	10,555,000

Par ($)		Value ($)
	Texas — (continued)
5,815,000	TX Richardson Independent School District, Series 2005, PT-2835, Insured: PSFG, LIQ FAC: Merrill Lynch Capital Services 3.210% 02/15/25(a)	5,815,000
7,655,000	TX San Antonio Educational Facilities Corp., University Incarnate Word Project, Series 2001, LOC: Bank One N.A. 3.280% 12/01/21(a)	7,655,000
4,400,000	TX San Antonio Health Facilities Development Corp. Revenue, CTRC Clinical Foundation, LOC: Wells Fargo Bank N.A. 3.190% 06/01/20(a)	4,400,000
38,630,000	TX San Antonio Water Revenue, Series 2003 A, Insured: MBIA 3.170% 05/15/33	38,630,000
6,140,000	TX San Marcos Consolidated Independent School District, Series 2005, Insured: PSFG 3.210% 08/01/26(a)	6,140,000
5,945,000	TX Spring Independent School District, Series 2005, Insured: FGIC 3.210% 08/15/26(a)	5,945,000
	TX State,
3,770,000	Series 2005: 4.000% 04/01/06	3,770,000
7,490,000	LIQ FAC: Lehman Liquidity Co., 3.260% 04/01/30(a)	7,490,000
1,325,000	TX Victoria Health Facilities Development Corp., Warm Springs Rehabilitation Foundation, Series 1997, LOC: Chase Bank of Texas N.A. 3.280% 09/01/27(a)	1,325,000
9,870,000	TX White Settlement Independent School District, Series 2005 II-R-2215, Insured: PSFG, LIQ FAC: Citigroup Global Market 3.210% 08/15/22(a)	9,870,000
8,135,000	TX Williamson County, Series 2001 188, Insured: FSA 3.210% 02/15/21(a)	8,135,000
		499,671,000

See Accompanying Notes to Financial Statements.

84

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Utah — 0.5%
5,600,000	UT Intermountain Power Agency 3.200% 04/03/06	5,600,000
2,210,000	UT St. George Industrial Development Revenue, Bluff Cove Resort LLC, Series 2002, LOC: JPMorgan Chase Bank 3.260% 08/01/11(a)	2,210,000
10,000,000	UT Water Finance Agency, Series 2005 A-13, Insured: AMBAC, SPA: JPMorgan Chase Bank 3.200% 10/01/27(a)	10,000,000
2,630,000	UT Weber County Housing Authority, Series 2001, LOC: Bank One N.A. 3.210% 11/01/39(a)	2,630,000
		20,440,000
	Virginia — 1.9%
2,095,000	VA Alexandria Industrial Development Authority, Series 1989, LOC: First Union National Bank 3.230% 01/01/09(a)	2,095,000
3,700,000	VA Front Royal & Warren County Industrial Development Revenue, Series 2003, LOC: Branch Banking & Trust 3.200% 05/01/23(a)	3,700,000
1,700,000	VA Hanover County Virginia Industrial Development Authority, Covenant Woods, Series 1999, LOC: Branch Banking & Trust Co. 3.200% 07/01/29(a)	1,700,000
18,045,000	VA Loudoun County Industrial Development Authority, Howard Hughes Medical Institute, Series 2003 B, 3.200% 02/15/38(a)	18,045,000
44,995,000	VA Morgan Keegan Municipal Products, Inc., Series 2005 E, 3.210% 12/01/10(a)	44,995,000
11,750,000	VA Rockingham County Industrial Development Authority, Sunnyside Presbyterian, Series 2003, LOC: Branch Banking & Trust 3.200% 12/01/33(a)	11,750,000

Par ($)		Value ($)
	Virginia — (continued)
3,000,000	VA Winchester Industrial Development Authority, Westminster-Canterbury of Winchester, Inc., Series 2005 B, LOC: Branch Banking & Trust 3.200% 01/01/35(a)	3,000,000
		85,285,000
	Washington — 2.1%
8,900,000	WA Broadway Office Properties Revenue, Series 2002, Insured: MBIA 3.210% 06/01/10(a)	8,900,000
3,950,000	WA Health Care Facilities Authority, Seattle Cancer Care, Series 2005, LOC: Harris Trust & Savings Bank 3.200% 03/01/35(a)	3,950,000
	WA Housing Finance Commission:
13,035,000	Franke Tobey Jones, Series 2003, LOC: Wells Fargo Bank N.A. 3.200% 09/01/33(a)	13,035,000
4,840,000	Pioneer Human Services, Series 2001 A, LOC: U.S. Bank N.A. 3.200% 08/01/19(a)	4,840,000
11,600,000	Series 1988, LOC: Harris Trust & Savings Bank 3.220% 01/01/10(a)	11,600,000
	Spokane United Methodist Homes:
12,975,000	Series 1999 A, LOC: Wells Fargo Bank N.A. 3.200% 01/01/30(a)	12,975,000
3,335,000	Series 2002, LOC: Wells Fargo Bank N.A. 3.200% 01/01/34(a)	3,335,000
4,075,000	Tacoma art Museum, Series 2002, LOC: Northern Trust Co. 3.150% 06/01/32(a)	4,075,000
4,225,000	WA Pierce County, Series 2005 921, Insured: AMBAC, LIQ FAC: JPMorgan Chase Bank 3.210% 02/01/13(a)	4,225,000
4,475,000	WA Port Tacoma, Series 2004, Insured: AMBAC 3.210% 12/01/21(a)	4,475,000
	WA State:
8,760,000	Series 2004 B-22, Insured: FSA 3.210% 07/01/24(a)	8,760,000
14,580,000	Series 2004, Insured: AMBAC 3.210% 01/01/12(a)	14,580,000
		94,750,000

See Accompanying Notes to Financial Statements.

85

Columbia Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	West Virginia — 0.1%
4,985,000	WV University of West Virginia, Series 2005, Insured: FGIC 3.210% 10/01/12(a)	4,985,000
	Wisconsin — 1.5%
5,185,000	WI Allouez, Series 2004, Insured: AMBAC 3.210% 04/01/24(a)	5,185,000
3,205,000	WI Appleton Industrial Development Revenue, Appleton Center Associates, Series 1994, LOC: U.S. Bank N.A. 3.240% 12/15/09(a)	3,205,000
6,630,000	WI Center District Tax Revenue, Series 2004, Insured: MBIA 3.210% 12/15/21(a)	6,630,000
	WI Health & Educational Facilities Authority, Series 2003:
8,500,000	Insured: MBIA 3.350% 02/15/16(a)(b)	8,500,000
6,750,000	LOC: Bank One N.A., 3.210% 07/01/28(a)	6,750,000
1,100,000	Wisconsin Lutheran College, LOC: U.S. Bank N.A. 3.230% 06/01/33(a)	1,100,000
23,970,000	WI University Hospitals & Clinics Authority, Series 2005, Insured: FSA, SPA: U.S. Bank N.A. 3.180% 04/01/29(a)	23,970,000
9,700,000	WI West Allis, State Fair Park Exposition Center, Series 2001, LOC: U.S. Bank N.A. 3.210% 08/01/28(a)	9,700,000
		65,040,000
	Total municipal bonds (Cost of $4,313,093,568)	4,313,093,568
Total investments (Cost of $4,313,093,568)(d)	96.2%	4,313,093,568
Other assets & liabilities, net	3.8%	171,275,418
Net assets	100.0%	4,484,368,986

  Notes to Investment Portfolio:

(a) The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(b) Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized cost, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At March 31, 2006, these securities amounted to $41,020,000, which represents 0.9% of net assets.

Security	Acquisition Date	Acquisition Cost
FL Housing Finance Corp., Series 2005 MT-168, LOC: FHLMC 3.280% 10/01/32	10/27/05	$16,180,000
LA Jefferson Sales Tax District, Series 2005, Insured: AMBAC 3.200% 12/01/17	10/06/05	5,130,000
NY Local Government Assistance Corp., Series 2000, Insured: FGIC, LIQ FAC: Lloyds TSB Bank PLC 3.250% 04/01/10	10/27/05	2,600,000
PA Lehigh Country General Purpose Authority, Series 2003 PT-855, Insured: AMBAC, SPA: Merrill Lynch Capital Services 2.950% 07/01/18	07/19/05	8,610,000
WI Health & Educational Facilities Authority, Series 2003, Insured: MBIA 3.350% 02/15/16	11/09/04	8,500,000
		$41,020,000

(c) Zero coupon bond.

(d) Cost for federal income tax purposes is $4,313,093,568.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

GTY AGMT	Guaranty Agreement

LIQ FAC	Liquidity Facility

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

PSFG	Permanent School Fund Guaranteed

SPA	Stand-by Purchase Agreement

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

86

Columbia California Tax-Exempt Reserves

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal bonds — 98.6%
	California — 92.7%
	CA ABN AMRO Munitops Certificates Trust:
14,485,000	Series 2002, Insured: MBIA, SPA: ABN AMRO Bank N.V. 3.190% 07/01/09(a)	14,485,000
8,895,000	Series 2003, Insured: FGIC, SPA: ABN AMRO Bank N.V. 3.190% 08/01/11(a)	8,895,000
	Series 2004:
10,590,000	Insured: FGIC, SPA: ABN AMRO Bank N.V. 3.190% 07/01/11(a)	10,590,000
7,825,000	Insured: FSA, SPA: ABN AMRO Bank N.V. 3.190% 06/01/12(a)	7,825,000
8,575,000	Insured: MBIA, SPA: ABN AMRO Bank N.V. 3.190% 08/01/12(a)	8,575,000
	Series 2005:
6,925,000	Insured: AMBAC, SPA: ABN AMRO Bank N.V. 3.190% 12/01/12(a)	6,925,000
14,995,000	Insured: FGIC, SPA: ABN AMRO Bank N.V. 3.190% 08/01/13(a)	14,995,000
10,000,000	Insured: FSA, SPA: ABN AMRO Bank N.V. 3.190% 08/01/13(a)	10,000,000
	Insured: MBIA, SPA: ABN AMRO Bank N.V.:
9,995,000	3.190% 06/01/13(a)	9,995,000
8,845,000	3.190% 08/01/13(a)	8,845,000
9,495,000	Series 2006, Insured: MBIA, SPA: ABN AMRO Bank N.V. 3.200% 11/01/13(a)	9,495,000
	CA Alameda Contra Costa Schools Financing Authority:
	Certificates of Participation:
700,000	Series 1997 D, LOC: Bank of Nova Scotia 3.180% 07/01/18(a)	700,000
1,730,000	Series 1997, LOC: Scotia Bank 3.200% 07/01/23(a)	1,730,000
7,300,000	Series 1999 G, Insured: AMBAC 3.180% 08/01/24(a)	7,300,000
945,000	Series 2000 F, LOC: KBC Bank N.V. 3.230% 08/01/23(a)	945,000
620,000	Series 2000 I, Insured: AMBAC 3.180% 08/01/29(a)	620,000
13,360,000	Series 2003 L, LOC: Scotia Bank 3.180% 08/01/33(a)	13,360,000
5,715,000	Series 2005 M, LOC: Bank of Nova Scotia 3.180% 08/01/30(a)	5,715,000

Par ($)		Value ($)
	California — (continued)
	CA Alameda Corridor Transportation Authority:
6,480,000	Series 1999 CMC-1, Insured: MBIA 3.230% 04/01/07(a)	6,480,000
8,695,000	Series 2005, Insured: AMBAC, LIQ FAC: Merrill Lynch Capital Services 3.230% 10/01/20(a)	8,695,000
	CA Alameda County Industrial Development Authority:
5,300,000	Edward L Shimmon Inc Project, Series 1996 A, AMT, LOC: Bank of the West, BNP Paribas 3.180% 11/01/26(a)	5,300,000
1,000,000	Jeta LLC, Series 2004 A, LOC: Comerica Bank 3.230% 04/01/34(a)	1,000,000
5,000,000	OZ Enterprises LLC, Series 2005, LOC: Comerica Bank 3.230% 08/01/35(a)	5,000,000
2,680,000	Segale Family Trust, Series 2002, AMT, LOC: Bank of the West 3.220% 10/01/32(a)	2,680,000
4,020,000	CA Alvord Unified School District, Series 2004, Insured: MBIA, SPA: BNP Paribas 3.210% 02/01/24(a)	4,020,000
7,945,000	CA Antelope Valley Community College District, Series 2005, Insured: MBIA, LIQ FAC: Merrill Lynch Capital Services 3.100% 08/01/26(a)	7,945,000
7,460,000	CA Berkeley, Series 1993, LOC: Wells Fargo Bank N.A. 3.140% 06/01/23(a)	7,460,000
	CA Burbank Glendale Pasadena Airport Authority:
2,885,000	Series 2005 137, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.250% 07/01/18(a)	2,885,000
5,720,000	Series 2005 904, Insured: AMBAC, LIQ FAC: JPMorgan Chase Bank 3.220% 01/01/13(a)	5,720,000
1,700,000	CA Carlsbad Unified School District Certificates of Participation, School Facilities Bridge Funding Program, Series 2001, Insured: FSA 3.130% 09/01/24(a)	1,700,000

See Accompanying Notes to Financial Statements.

87

Columbia California Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	California — (continued)
3,165,000	CA Carson Redevelopment Agency, Series 2003, Insured: MBIA 3.200% 10/01/19(a)	3,165,000
3,125,000	CA City of Chula Vista, Series 2006, AMT, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.220% 12/01/27(a)	3,125,000
	CA Clovis Unified School District:
3,395,000	Series 2005 Pz-49, Insured: FGIC, LOC: Merrill Lynch Capital Services 3.230% 08/01/24(a)	3,395,000
1,515,000	Series 2005,: Insured FGIC, SPA: Merrill Lynch Capital Services 3.250% 08/01/28(a)	1,515,000
5,420,000	CA Colton Joint Unified School District, Series 2004, Insured: FGIC 3.210% 02/01/12(a)	5,420,000
68,515,000	CA Communities Development 3.180% 04/05/06	68,515,000
	CA Covina Redevelopment Agency,
7,375,000	Shadowhills Apartments, Inc., Series 1994 A, Insured: FNMA 3.130% 12/01/15(a)	7,375,000
6,700,000	CA Daly City Housing Development, Finance Agency, Series 1999 A, 3.130% 10/15/29(a)	6,700,000
	CA Department of Water Resources:
11,941,000	3.200% 04/03/06	11,941,000
7,347,000	3.200% 04/06/06	7,347,000
6,543,000	3.270% 04/03/06	6,543,000
	Center Valley Project:
11,600,000	Series 1999 127, Insured: FGIC, LIQ FAC: JPMorgan Chase Bank 3.200% 12/01/28(a)	11,600,000
5,155,000	Series 2004 2168, Insured: FGIC, SPA: Merrill Lynch Capital Services 3.210% 12/01/10(a)	5,155,000
	Power Supply Revenue:
64,900,000	Series 2002 C-4, LOC: JPMorgan Chase Bank & California State Teachers' Retirement System 3.180% 05/01/22(a)	64,900,000
11,525,000	Series 2002 C-8, LOC: Bayerische Landesbank 3.090% 05/01/22(a)	11,525,000
	Series 2003:
63,485,000	Insured: AMBAC, LOC: BNP Paribas 3.500% 05/01/16(a)(b)	63,485,000
75,000	Insured: MBIA 3.210% 05/01/11(a)	75,000

Par ($)		Value ($)
	California — (continued)
83,170,000	Series 2005 F-2, LOC: JPMorgan Chase Bank, LOC: Societe Generale 3.170% 05/01/20(a)	83,170,000
24,100,000	Series 2005 G-1, LOC: Bank of Nova Scotia Trust Co. 3.170% 05/01/11(a)	24,100,000
20,500,000	Series 2005 G-10, Insured: FGIC, SPA: DEPFA Bank PLC 3.170% 05/01/18(a)	20,500,000
20,800,000	Series 2005 G-12, Insured: FGIC, LOC: Landesbank Baden-Wurttemberg 3.170% 05/01/18(a)	20,800,000
22,900,000	Series 2005 G-8, Insured: MBIA, SPA: JPMorgan Chase Bank 3.170% 05/01/18(a)	22,900,000
4,175,000	CA Desert Community College District, Series 2005 912, Insured: MBIA, LIQ FAC: JPMorgan Chase Bank 3.200% 02/01/13(a)	4,175,000
	CA Duarte Redevelopment Agency Certificates of Participation:
5,000,000	Johnson Duarte Partners Project, Series 1984 B, LOC: General Electric Capital Corp. 3.120% 12/01/19(a)	5,000,000
7,000,000	Piken Duarte Partners Project, Series 1984 A, LOC: General Electric Capital Corp. 3.120% 12/01/19(a)	7,000,000
4,060,000	CA East Bay Municipal Utility District, Water System Revenue, Series 2003, Insured: MBIA, LIQ FAC: Citigroup Global Market, Inc. 3.200% 06/01/19(a)	4,060,000
34,925,000	CA Eastern Municipal Water District Certificates of Participation, Water & Sewer Revenue, Series 2003 B, Insured: MBIA 3.130% 07/01/33(a)	34,925,000
	CA Economic Recovery:
37,200,000	Series 2004 C-14, Insured: XLCA, LOC: DEPFA Bank PLC 3.130% 07/01/23(a)	37,200,000
5,550,000	Series 2004 C-18, Insured: XLCA, LOC: DEPFA Bank PLC 3.120% 07/01/23(a)	5,550,000
5,000,000	Series 2004 C-21, Insured: XLCA, SPA: Dexia Credit Local 3.140% 07/01/23(a)	5,000,000

See Accompanying Notes to Financial Statements.

88

Columbia California Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	California — (continued)
18,745,000	Series 2004, LIQ FAC: Citibank N.A. 3.200% 07/01/23(a)	18,745,000
	CA Educational Facilities Authority:
6,165,000	Life Chiropractic College, Series 1999, LOC: Bank of the West 3.180% 01/01/25(a)	6,165,000
5,500,000	Pitzer College, Series 2005 B, LOC: Bank of New York 3.130% 04/01/45(a)	5,500,000
14,275,000	Series 2000 A, LIQ FAC: Societe Generale 3.200% 10/01/27(a)	14,275,000
31,095,000	CA Fremont Certificates of Participation, Capital Improvement Funding Project, Series 2001, LOC: Scotia Bank 3.150% 08/01/30(a)	31,095,000
10,500,000	CA Fremont Unified School District Certificates of Participation, Series 2005, Insured: FSA, LOC: Dexia Credit Local 3.100% 09/01/30(a)	10,500,000
3,520,000	CA Fremont Union High School District, Series 2005, Insured: FGIC, SPA: Merrill Lynch Capital Services 3.210% 09/01/23(a)	3,520,000
5,800,000	CA Fullerton School District, Series 2002, Insured: FGIC 3.210% 08/01/21(a)	5,800,000
1,740,000	CA Goleta Water District Certificates of Participation, Series 2003, Insured: MBIA 3.200% 12/01/22(a)	1,740,000
2,600,000	CA Hayward, Multi-Family Housing, Series 1998 A, AMT, Insured: FNMA 3.190% 03/15/33(a)	2,600,000
11,745,000	CA Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series 1988 B, Insured: MBIA 3.160% 07/01/16(a)	11,745,000
	CA Housing Finance Agency:
6,490,000	Series 2000, AMT, LOC: State Street Bank & Trust Co. 3.250% 08/01/29(a)	6,490,000
13,765,000	Series 2002 B, AMT, SPA: FNMA 3.200% 02/01/35(a)	13,765,000
27,000,000	Series 2003 K, AMT, 3.250% 08/01/34(a)	27,000,000

Par ($)		Value ($)
	California — (continued)
4,900,000	Series 2004 E-1, LIQ FAC: JPMorgan Chase Bank 3.220% 02/01/23(a)	4,900,000
58,740,000	Series 2004 E-2, AMT, 3.220% 02/01/35(a)	58,740,000
24,995,000	Series 2005 116, LIQ FAC: Landesbank Hessen-Thuringen 3.220% 11/01/07(a)	24,995,000
77,800,000	Series 2005 B, AMT, SPA: BNP Paribas 3.170% 02/01/35(a)	77,800,000
23,315,000	Series 2005 F, SPA: Lloyds TSB Bank PLC 3.220% 02/01/37(a)	23,315,000
6,350,000	Series 2005, AMT, GIC: AIG Matched Funding Corp., LIQ FAC: Landesbank Hessen-Thuringen 3.210% 11/01/07(a)	6,350,000
30,000,000	Series 2005, LIQ FAC: Lloyds TSB Bank PLC 3.210% 02/01/08(a)	30,000,000
20,360,000	Series 2006, AMT, SPA: Merrill Lynch Capital Services, GIC: Trinity Funding Co. LLC 3.210% 02/01/08(a)	20,360,000
5,650,000	CA Indio Multi-Family Housing Revenue, Series 1996 A, Insured: FNMA 3.130% 08/01/26(a)	5,650,000
	CA Industrial Development Revenue:
4,980,000	Kruger & Sons, Inc., Series 2002, AMT, LOC: Bank of the West 3.210% 11/01/28(a)	4,980,000
2,260,000	Series 2003, AMT, LOC: Mellon Bank 3.260% 08/01/28(a)	2,260,000
36,350,000	Series 2001, LOC: Bank of New York, LOC: California State Teachers' Retirement System 3.130% 11/15/37(a)	36,350,000
	Series 2003 A:
22,070,000	Insured: AMBAC 3.200% 07/01/37(a)	22,070,000
7,000,000	Insured: FGIC 3.200% 07/01/29(a)	7,000,000
4,000,000	LOC: Wells Fargo Bank N.A. 3.160% 09/01/28(a)	4,000,000
	CA Infrastructure & Economic Development Bank Revenue:
2,500,000	Goodwill Inds Orange County, Series 2006, LOC: Wells Fargo Bank N.A. 3.110% 03/01/31(a)	2,500,000

See Accompanying Notes to Financial Statements.

89

Columbia California Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	California — (continued)
8,395,000	CA Kern High School District, Series 2005, Insured: FSA, LIQ FAC: Merrill Lynch Capital Services 3.210% 08/01/25(a)	8,395,000
7,150,000	CA Lake Eslinore Recreation Authority, Series 2000 A, LOC: Union Bank of California, LOC: California State Teachers' Retirement System 3.170% 02/01/32(a)	7,150,000
3,800,000	CA Lassen Municipal Utility District Revenue, Series 1996 A, 3.230% 05/01/08(a)	3,800,000
3,310,000	CA Livermore Certificates of Participation, Insured: AMBAC, LOC: Dexia Public Finance Bank 3.150% 10/01/30(a)	3,310,000
12,500,000	CA Lodi Electric System Revenue Certificates of Participation, Series 2002 A, Insured: MBIA SPA: BNP Paribas 3.120% 07/01/32(a)	12,500,000
3,060,000	CA Long Beach Bond Finance Authority, Series 1999, LOC: Bank One N.A. 3.130% 09/01/09(a)	3,060,000
	CA Long Beach Harbor Revenue,
2,155,000	Series 2004 A, AMT, Insured: FGIC 2.500% 05/15/06	2,153,815
4,995,000	Series 2005 MT-175, Insured: FGIC, SPA: Merrill Lynch Capital Services 3.230% 05/15/15(a)(b)	4,995,000
2,990,000	CA Los Angeles Unified School District, Series 2006, Insured: FGIC, LIQ FAC: Merrill Lynch Capital Services 3.210% 07/01/25(a)	2,990,000
	CA Los Angeles Community Redevelopment Agency, Multi-Family Housing Revenue:
12,800,000	Grand Promenade Project, Series 2002, 3.130% 04/01/32(a)	12,800,000
17,965,000	Second & Central Apartment Project, Series 2003 A, AMT, LOC: HSBC Bank USA 3.180% 12/01/38(a)	17,965,000
68,785,000	CA Los Angeles County Housing Authority, Multi-Family Housing Revenue, Series 2002 PT-639, AMT, LIQ FAC: FHLMC 3.250% 10/01/31(a)	68,785,000

Par ($)		Value ($)
	California — (continued)
	CA Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue:
11,610,000	Series 2002, Insured: MBIA 3.210% 01/01/07(a)	11,610,000
9,700,000	Series 2004 A, Insured: MBIA 3.200% 07/01/34(a)	9,700,000
18,700,000	CA Los Angeles Department of Airports, Series 2002 C-1, LOC: Bayerische Landesbank, LOC: JPMorgan Chase Bank, LOC: Landesbank Baden-Wurttmberg 3.130% 05/15/20(a)	18,700,000
	CA Los Angeles Department of Water & Power Revenue:
12,995,000	Series 2001, Insured: MBIA 3.230% 01/01/09(a)	12,995,000
10,000,000	Series 2002 A-1, LOC: National Australia Bank 3.100% 07/01/35(a)	10,000,000
25,700,000	Series 2002 A-2, LOC: National Australia Bank 3.130% 07/01/35(a)	25,700,000
19,200,000	Series 2002 A-4, 3.140% 07/01/35(a)	19,200,000
10,775,000	Series 2002 A-5, LOC: National Australia Bank 3.100% 07/01/35(a)	10,775,000
18,000,000	Series 2002 A-6, 3.130% 07/01/35(a)	18,000,000
5,100,000	Series 2002 A-7, LOC: National Australia Bank 3.140% 07/01/35(a)	5,100,000
5,100,000	Series 2002 A-8, 3.140% 07/01/35(a)	5,100,000
7,840,000	CA Los Angeles Multi-Family Revenue, Series 1991 B, Insured: FHLMC 3.150% 12/01/32(a)	7,840,000
20,000,000	CA Los Angeles Wastewater System Revenue, Series 2001 A, Insured: FGIC 3.130% 12/01/31(a)	20,000,000
1,000,000	CA Madera Irrigation Financing Authority, Series 2005 A, Insured: XLCA, LOC: Dexia Credit Local 3.140% 01/01/36(a)	1,000,000
7,400,000	CA Manteca Redevelopment Agency, Series 2005, Insured: XLCA, SPA: State Street Bank & Trust Co. 3.140% 10/01/42(a)	7,400,000

See Accompanying Notes to Financial Statements.

90

Columbia California Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	California — (continued)
	CA Metropolitan Water District of Southern California:
52,000,000	Series 2001 B1, SPA: Dexia Credit Local 3.100% 07/01/20(a)	52,000,000
32,800,000	Series 2001 B2, SPA: Dexia Credit Local 3.100% 07/01/20(a)	32,800,000
60,285,000	Series 2002 A, SPA: Landesbank Baden-Wurttemberg 3.140% 07/01/25(a)	60,285,000
20,360,000	CA Modesto Irrigation District Certificates of Participation, Series 2003, Insured: MBIA 3.210% 01/01/11(a)	20,360,000
4,290,000	CA Morgan Hill United School District, Series 2000 S, Insured: FGIC 3.210% 08/01/25(a)	4,290,000
15,290,000	CA Multi-Family Housing Revenue, Turnleaf Apartments, Series 2003 A, 3.170% 06/01/36(a)	15,290,000
11,700,000	CA Oakland Redevelopment Agency, Series 2003, Insured: FGIC 3.210% 03/01/11(a)	11,700,000
7,800,000	CA Oakland-Alameda County Coliseum Authority Lease Revenue, Series 2000 C-1, LOC: Bank of New York, LOC: California State Teachers' Retirement System 3.170% 02/01/25(a)	7,800,000
9,239,000	CA Oakland, Series 2002 756, Insured: FGIC, LOC: Morgan Stanley 3.180% 01/15/32(a)	9,239,000
	CA Orange County Apartment Development Revenue:
10,100,000	Series 1985 Z, LOC: FHLMC 3.120% 11/01/07(a)	10,100,000
10,700,000	Series 1998 H, Insured: FNMA 3.140% 11/15/28(a)	10,700,000
4,500,000	Series 1999 D, LOC: FHMLC 3.140% 12/01/29(a)	4,500,000
8,200,000	The Lake Joint Venture, Series 1991 A, LOC: FHLMC 3.140% 12/01/06(a)	8,200,000
23,940,000	CA Orange County Housing Authority, Apartment Development Revenue, Oasis Martinique Project, Series 1998 I, 3.140% 06/15/28(a)	23,940,000

Par ($)		Value ($)
	California — (continued)
13,345,000	CA Orange County Sanitation District Certificates Participation, American International Group, Inc., Series 1992, Insured: AMBAC, SPA: Lloyds TSB Bank PLC 3.130% 08/01/13(a)	13,345,000
	CA Orange County Special Financing Authority, Teeter Plan Revenue:
14,900,000	Series 1995 B, Insured: AMBAC 3.100% 11/01/14(a)	14,900,000
23,775,000	Series 1995 C, Insured: AMBAC 3.100% 11/01/14(a)	23,775,000
17,170,000	Series 1995 D, Insured: AMBAC 3.100% 11/01/14(a)	17,170,000
10,625,000	Series 1995 E, Insured: AMBAC 3.100% 11/01/14(a)	10,625,000
4,575,000	CA Orange County Water District Revenue Certificates of Participation, Series 2003, Insured: MBIA 3.210% 02/15/11(a)	4,575,000
	CA Oxnard Financing Authority:
9,100,000	Series 2003 B, Insured: AMBAC, SPA: Wachovia Bank N.A. 3.140% 06/01/33(a)	9,100,000
3,900,000	Series B, Insured: AMBAC 3.140% 06/01/34(a)	3,900,000
115,000	CA Pajaro Valley Unified School District Certificates of Participation, School Facilities Bridge Funding Project, Series 2000, Insured: FSA 3.130% 09/01/23(a)	115,000
8,890,000	CA Pasadena Certificates of Participation, City Hall & Park Improvement Projects, Insured: AMBAC, LOC: State Street Bank & Trust Co. 3.160% 02/01/33(a)	8,890,000
5,285,000	CA Pasadena Water Revenue, Series 2003, Insured: FGIC 3.210% 06/01/27(a)	5,285,000
5,865,000	CA Peralta Community College District, Series 2004, Insured: MBIA 3.210% 08/01/08(a)	5,865,000
2,900,000	CA Pleasanton Multi-Family Housing Revenue, Greenbriar Bernal Apartments LP, Series 2001 A, Insured: FNMA 3.200% 09/15/34(a)	2,900,000

See Accompanying Notes to Financial Statements.

91

Columbia California Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	California — (continued)
	CA Pollution Control Financing Authority:
5,950,000	Amador Valley Industries LLC, Series 2005 A, LOC: Wells Fargo Bank N.A. 3.220% 06/01/15(a)	5,950,000
1,995,000	Blue Line Transfer, Inc., Series 2002 A, AMT, LOC: Wells Fargo Bank N.A. 3.220% 08/01/14(a)	1,995,000
2,230,000	Marborg Industries, Series 2006 A, AMT, LOC: Pacific Capital Bank N.A., LOC: Wachovia Bank N.A. 3.220% 06/01/35(a)	2,230,000
10,030,000	Pacific Gas & Electric Corp., Series 1996 E, LOC: JPMorgan Chase Bank 3.150% 11/01/26(a)	10,030,000
13,400,000	Sierra Pacific Industries, Inc., Series 1993, LOC: Wells Fargo Bank N.A. 3.170% 02/01/13(a)	13,400,000
	Solid Waste Disposal:
20,000,000	Series 1997 A, AMT, LOC: JPMorgan Chase Bank 3.160% 09/01/19(a)	20,000,000
885,000	Series1998 A, AMT, LOC: Comerica Bank 3.270% 03/01/18(a)	885,000
25,045,000	CA Pomona Certificates of Participation, Series 2004, LOC: HSH Nordbank Agency 3.140% 01/01/34(a)	25,045,000
4,270,000	CA Poway Redevelopment Agency, Tax Allocation, Series 2003 R, Insured: MBIA 3.200% 06/15/20(a)	4,270,000
7,430,000	CA Poway Unified School District, Series 2004, Insured: MBIA 3.210% 08/01/08(a)	7,430,000
14,145,000	CA Rescue Union School District Certificates of Participation, Series 2001, Insured: FSA, LIQ FAC: First Union National Bank 3.160% 10/01/25(a)	14,145,000
12,600,000	CA Riverside County Housing Authority, Multi-Family Housing Revenue, Series 1998 A, AMT, Insured: FHLMC 3.220% 01/15/29(a)	12,600,000
1,600,000	CA Riverside Electric Revenue, Series 1998, Insured: AMBAC 3.230% 10/01/11(a)	1,600,000

Par ($)		Value ($)
	California — (continued)
5,935,000	CA Rowland Unified School District, Series 2003, Insured: FSA 3.200% 08/01/22(a)	5,935,000
10,115,000	CA Sacramento County Certificates of Participation, Series 1990, LOC: Bayerische Landesbank 3.150% 06/01/20(a)	10,115,000
	CA Sacramento County Housing Authority, Wasatch Pool Holdings LLC:
12,000,000	Series 2001 E, Insured: FNMA 3.130% 02/15/31(a)	12,000,000
3,750,000	Series 2001 F, Insured: FNMA 3.190% 02/15/31(a)	3,750,000
10,200,000	CA Sacramento County Multi-Family Housing Revenue, Woodbridge-301 LLC, Series 2004 B, Insured: FNMA 3.130% 06/15/34(a)	10,200,000
2,900,000	CA San Bernardino County Certificates of Participation, County Center Refinancing Project, Series 1996, 3.140% 07/01/15(a)	2,900,000
	CA San Bernardino County Housing Authority, Multi-Family Housing Revenue:
2,930,000	Arrowview Park Apartments Project, Series 1992 A, LOC: Redlands Federal Bank 3.130% 09/01/22(a)	2,930,000
	Indian Knoll Apartments Project:
3,580,000	Series 1985 A, Insured: FNMA 3.170% 05/15/31(a)	3,580,000
3,500,000	Series 1985, Insured: FNMA 3.190% 05/15/30(a)	3,500,000
11,915,000	CA San Diego Housing Authority, Multi-Family Housing Revenue, Series 2004 C, Insured: FNMA 3.140% 01/15/35(a)	11,915,000
47,000,000	CA San Francisco City & County Airports Commission, Series 2006 E, AMT, Insured: XLCA, SPA: DEPFA Bank PLC 3.180% 05/01/25(a)	47,000,000
	CA San Francisco City & County Redevelopment Agency Multi-Family Housing Revenue:
7,905,000	8th & Howard Family Apartments, Series 2000 B, AMT, LOC: Citibank N.A. 3.240% 12/01/34(a)	7,905,000
	Fillmore Center Project:
35,125,000	Series 1992 B-1, LOC: Credit Suisse First Boston Bank 3.170% 12/01/17(a)	35,125,000

See Accompanying Notes to Financial Statements.

92

Columbia California Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	California — (continued)
18,500,000	Series 1992 A, LOC: Credit Suisse First Boston Bank 3.170% 12/01/17(a)	18,500,000
3,000,000	Series 1992, AMT, LOC: Credit Suisse First Boston Bank 3.180% 12/01/17(a)	3,000,000
7,200,000	South Harbor Project, Series 1986, LOC: Credit Local de France 3.200% 12/01/16(a)	7,200,000
6,100,000	CA San Francisco County Transportation 3.500% 08/03/06	6,100,000
148,100,000	CA San Joaquin County Transportation Authority 3.180% 04/05/06	148,100,000
6,485,000	CA San Jose Financing Authority, Lease Revenue, Series 2003, Insured: AMBAC 3.210% 06/01/10(a)	6,485,000
	CA San Jose Multi-Family Housing Revenue:
3,650,000	Fairfield Trestles LP, Series 2004 A, LOC: FHLMC 3.200% 03/01/37(a)	3,650,000
6,195,000	Pollard Plaza Apartments Project, Series 2002 D, 3.180% 08/01/35(a)	6,195,000
6,394,000	Sunset Square LP, Series 2002 E, LOC: Citibank N.A. 3.230% 06/01/34(a)	6,394,000
7,510,000	CA San Jose Redevelopment Agency, Series 2005, Insured: MBIA, SPA: Merrill Lynch Capital Services 3.210% 08/01/26(a)	7,510,000
14,800,000	CA San Jose Unified School District, Series 2005, Insured: FGIC, LIQ FAC: Citibank N.A. 3.200% 08/01/29(a)	14,800,000
5,150,000	CA San Ramon Valley Unified School District, Series 2004, 3.210% 08/01/23(a)	5,150,000
5,890,000	CA Santa Clara County El Camino California Hospital District, Series 1985 B, LOC: State Street Bank & Trust Co. 3.170% 08/01/15(a)	5,890,000
11,745,000	CA Santa Clara Valley Transportation Authority, Series 2005 C, Insured: AMBAC, SPA: DEPFA Bank PLC 3.110% 06/01/26(a)	11,745,000
4,330,000	CA Santa Rosa High School District, Series 2004, Insured: MBIA 3.210% 08/01/11(a)	4,330,000

Par ($)		Value ($)
	California — (continued)
17,040,000	CA Santa Rosa Housing Authority, Multi-Family Housing Revenue, Apple Creek Apartments, Series 1995 E, LOC: FHLMC 3.160% 03/01/12(a)	17,040,000
3,470,000	CA Santa Rosa Wastewater Revenue, Series 2005, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.230% 09/01/31(a)	3,470,000
44,520,000	CA School Cash Reserves Program Authority, Series 2005 A, 4.000% 07/06/06	44,603,582
15,500,000	CA Simi Valley Community Development Agency, Multi-Family Housing Revenue, Series 1985 A, 3.200% 05/01/10(a)	15,500,000
4,930,000	CA Southern Public Power Authority, Power Project Revenue, Series 2003, Insured: AMBAC 3.210% 07/01/11(a)	4,930,000
28,590,000	CA Southern Home Financing Authority, Series 2004 B, AMT, 3.200% 02/01/34(a)	28,590,000
6,340,000	CA Stanislaus Waste-to-Energy Financing Agency, Covanta Energy Corp., Series 2000, Insured: MBIA, LOC: Morgan Guaranty Trust of NY 3.150% 01/01/10(a)	6,340,000
	CA Statewide Communities Development Authority,
5,935,000	Fairfax Senior Citizens Housing Project, Series 2000 A, 3.100% 09/15/30(a)	5,935,000
5,000,000	Hanna Boys Center Project, Series 2002, LOC: Northern Trust Co. 3.150% 12/31/32(a)	5,000,000
3,600,000	Industrial Development Revenue, Multiple Peptide Systems Project, Series 2002 A, AMT, LOC: Bank of the West 3.210% 12/01/17(a)	3,600,000
	Multi-Family Revenue:
7,500,000	Bay Vista at Meadow Park LP, Series 2003 1, AMT, LOC: Wells Fargo Bank N.A. 3.230% 12/15/37(a)	7,500,000
10,900,000	Canion County Apartments, Series 2002 M, 3.200% 12/01/34(a)	10,900,000

See Accompanying Notes to Financial Statements.

93

Columbia California Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	California — (continued)
7,500,000	Chateau Pleasant Hill Associates LLC, Series 2005 C, Insured: FNMA 3.130% 07/15/35(a)	7,500,000
11,760,000	Cienega Preservation LP, Series 2002 V, LOC: Washington Mutual Bank 3.270% 10/01/33(a)	11,760,000
9,000,000	Community Housing Solutions, Series 2004 A, LOC: Citibank N.A. 3.130% 09/01/36(a)	9,000,000
7,350,000	Greentree Senior Apartments, Series 2000 P, AMT, LIQ FAC: FNMA 3.190% 11/15/30(a)	7,350,000
6,000,000	Maple Square Apartments Project, Series 2004, AMT, 3.230% 08/01/39(a)	6,000,000
5,750,000	UHC Madera LP, Series 2005 B, AMT, LOC: Citibank N.A. 3.230% 01/01/38(a)	5,750,000
13,415,000	Plan Nine Partners LLC, Series 2005 A, LOC: Union Bank of California N.A. 3.200% 02/01/35(a)	13,415,000
15,200,000	Series 2005 A-4, 4.000% 06/30/06	15,226,932
20,000,000	Series 2005, LOC: BNP Paribas 3.130% 10/01/45(a)	20,000,000
9,000,000	Solid Waste Revenue Chevron Corp. Series 1994, GTY AGMT: Chevron Corp. 3.170% 12/15/24(a)	9,000,000
	CA State:
1,000,000	Series 2003 B-3, LOC: BNP Paribas & Bank of New York, LOC: California State Teachers' Retirement System 3.170% 05/01/33(a)	1,000,000
	Series 2005 A:
132,500,000	LOC: Calyon Bank 3.100% 05/01/40(a)	132,500,000
152,200,000	LOC: Fortis Bank SA/N.A. 3.100% 05/01/40(a)	152,200,000
13,510,000	Series 2005 MT-162, Insured: FSA, LOC: DEPFA Bank PLC 3.150% 08/01/17(a)(b)	13,510,000
9,895,000	Series 2005 MT-171, Insured: FSA, LOC: DEPFA Bank PLC 3.230% 08/01/16(a)(b)	9,895,000

Par ($)		Value ($)
	California — (continued)
		Series 2005:
10,640,000	Insured MBIA, LIQ FAC: Dexia Credit Local 3.210% 02/01/25(a)	10,640,000
15,000,000	Insured: MBIA, LIQ FAC: Societe Generale 3.200% 03/01/35(a)	15,000,000
8,215,000	CA Unified High School District Certificates of Participation, Series 2001, 3.130% 06/01/13(a)	8,215,000
	CA University of California:
7,590,000	Series 2003, Insured: FSA 3.210% 09/01/09(a)	7,590,000
6,480,000	Series 2005, Insured: FSA, LIQ FAC: Lehman Liquidity Co. 3.170% 05/15/38(a)	6,480,000
12,815,000	Series SGB-57-A, Insured: AMBAC, LIQ FAC: Societe Generale 3.200% 05/15/33(a)	12,815,000
7,490,000	CA Vallejo Certificates of Participation, Capital Improvement Project, Series 2003, LOC: Union Bank of California LOC: California State Teachers' Retirement 3.230% 12/01/23(a)	7,490,000
5,950,000	CA West Contra Costa Unified School District, Series 2004, Insured: FGIC 3.210% 08/01/24(a)	5,950,000
13,000,000	Eagle Tax-Exempt Trust, Series 1998, Insured: FGIC, LIQ FAC: Citibank N.A. 3.230% 05/15/15(a)	13,000,000
36,060,000	TICS/TOCS Trust, Series 2002, Insured: MBIA, LIQ FAC: Bank of New York 3.200% 04/01/44(a)	36,060,000
		3,191,163,329
	Puerto Rico — 5.9%
	Eagle Tax-Exempt Trust:
9,000,000	Series 2000, LIQ FAC: Citibank N.A. 3.190% 10/01/34(a)	9,000,000
9,725,000	Series 2001, LIQ FAC: Citibank N.A. 3.190% 10/01/34(a)	9,725,000
17,820,000	PR Commonwealth of Puerto Rico, Series 2006, Insured: MBIA, SPA: Merrill Lynch Capital Services 3.400% 07/01/18(a)(b)	17,820,000

See Accompanying Notes to Financial Statements.

94

Columbia California Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Puerto Rico — (continued)
	PR Commonwealth of Puerto Rico Electric Power Authority:
2,600,000	Series 2000, LIQ FAC: Merrill Lynch Capital Services 3.160% 07/01/20(a)	2,599,899
1,745,000	Series 2005-681, Insured: FGIC, LIQ FAC: JPMorgan Chase Bank 3.160% 07/01/12(a)	1,745,000
	PR Commonwealth of Puerto Rico Highway & Transportation Authority:
17,005,000	Series 1999, Insured: AMBAC 3.160% 01/01/19(a)	17,005,000
19,595,000	Series 2003, Insured: FGIC, SPA: Merrill Lynch Capital Services 3.160% 01/01/11(a)	19,595,000
4,945,000	Series 2005 MT-174, Insured: CIFG, SPA: Merrill Lynch Capital Services 3.230% 07/01/19(a)(b)	4,945,000
6,735,000	Series 2006, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.400% 07/01/18(a)(b)	6,735,000
	PR Commonwealth of Puerto Rico Infrastructure Financing Authority:
13,200,000	Series 2000-2, LIQ FAC: Bank of New York 3.190% 10/01/23(a)	13,200,000
2,485,000	Series 2005 MT-172, Insured: FGIC, SPA: Merrill Lynch Capital Services 3.230% 07/01/26(a)(b)	2,485,000
3,065,000	Series 2005 MT-173, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.230% 07/01/26(a)(b)	3,065,000
3,615,000	Series 2005, Insured: AMBAC, LIQ FAC: Landesbank Hessen-Thuringen 3.180% 07/01/23(a)	3,615,000
24,550,000	Series 2006, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.400% 07/01/18(a)(b)	24,550,000
	PR Commonwealth of Puerto Rico
14,160,000	Series 2001, Insured: FSA: LIQ FAC: Bank of New York 3.190% 07/01/27(a)	14,160,000
32,325,000	Series 2005, 4.500% 07/28/06	32,455,700

Par ($)		Value ($)
	Puerto Rico — (continued)
19,245,000	PR TICS/TOCS Trust, Series 2001-2, Insured: FSA, LIQ FAC: Bank of New York 3.190% 07/01/19(a)	19,245,000
		201,945,599
	Total municipal bonds (Cost of $3,393,108,928)	3,393,108,928
Total investments (Cost of $3,393,108,928)(c)	98.6%	3,393,108,928
Other assets & liabilities, net	1.4%	48,832,304
Net assets	100.0%	3,441,941,232

Notes to Investment Portfolio:

(a) The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(b) Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized cost, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At March 31, 2006, these securities amounted to $151,485,000, which represents 4.4% of net assets.

Security	Acquisition Date	Acquisition Cost
CA Department of Water Resources, Power Supply Revenue, Series 2003, Insured: AMBAC, LOC: BNP Paribas 3.500% 05/01/16	02/28/06	$63,485,000
CA Long Beach Harbor Revenue, Series 2005 MT-175, Insured: FGIC, SPA: Merrill Lynch Capital Services 3.230% 05/15/15	10/27/05	4,995,000
CA State, Series 2005 MT-162, Insured: FSA, LOC: DEPFA Bank PLC 3.150% 08/01/17	10/06/05	13,510,000
CA State, Series 2005 MT-171, Insured: FSA, LOC: DEPFA Bank PLC 3.230% 08/01/16	10/27/05	9,895,000
PR Commonwealth of Puerto Rico, Series 2006, Insured: MBIA, SPA: Merrill Lynch Capital Services 3.400% 07/01/18	02/03/06	17,820,000
PR Commonwealth of Puerto Rico Highway & Transportation Authority, Series 2005 MT-174, Insured: CIFG, SPA: Merrill Lynch Capital Services 3.230% 07/01/19	10/27/05	4,945,000
PR Commonwealth of Puerto Rico Highway & Transportation Authority, Series 2006, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.400% 07/01/18	02/03/06	6,735,000
PR Commonwealth of Puerto Rico Infrastructure Financing Authority, Series 2005 MT-172, Insured: FGIC, SPA: Merrill Lynch Capital Services 3.230% 07/01/26	10/27/05	2,485,000

See Accompanying Notes to Financial Statements.

95

Columbia California Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Security	Acquisition Date	Acquisition Cost
PR Commonwealth of Puerto Rico Infrastructure Financing Authority, Series 2005 MT-173, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.230% 07/01/26	10/27/05	$3,065,000
PR Commonwealth of Puerto Rico Infrastructure Financing Authority, Series 2006, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.400% 07/01/18	02/03/06	24,550,000
		$151,485,000

(c) Cost for federal income tax purposes is $3,393,108,928.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GIC	Guaranteed Investment Contract

GTY AGMT	Guaranty Agreement

IBC	Insured Bond Certificates

LIQ FAC	Liquidity Facility

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

96

Columbia New York Tax-Exempt Reserves

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Municipal bonds — 97.0%
	New York — 92.1%
6,895,000	NY Albany Industrial Development Agency, Daughters of Sarah Housing Co., Inc., Series 2001 A, LOC: Troy Savings Bank & KeyBank N.A 3.190% 03/01/31(a)	6,895,000
4,860,000	NY Allegany County Industrial Development Agency, Series 2004, LOC: KeyBank N.A. 3.250% 04/01/29(a)	4,860,000
5,285,000	NY Battery Park City Authority, Series 2003, LIQ FAC: Citigroup Global Markets 3.470% 11/01/21(a)	5,285,000
1,000,000	NY Convention Center Development Corp., Series 2005, Insured: AMBAC, LIQ FAC: Citibank N.A. 3.200% 11/15/44(a)	1,000,000
	NY Dormitory Authority:
2,000,000	Series 2000, Insured: AMBAC, LIQ FAC: Merrill Lynch Capital Services 2.850% 05/15/07(a)(b)	2,000,000
10,245,000	Series 2005 B, LOC: Bayerische Landesbank 3.130% 05/15/39(a)	10,245,000
1,000,000	Series 2005, Insured: AMBAC, SPA: BNP Paribas 3.200% 09/15/24(a)	1,000,000
13,500,000	Teresian Housing Corp., Series 2003, LOC: Sovereign Bank FSB & Lloyds TSB Bank PLC 3.130% 07/01/33(a)	13,500,000
400,000	University of Rochester, Series 1997 A, Insured: MBIA 5.500% 07/01/06	402,606
	NY Dutchess County Industrial Development Agency:
12,000,000	Marist College, Series 2005, LOC: Bank of New York 3.170% 07/01/35(a)	12,000,000
500,000	Trinity Pawling School Corp., Series 2002, LOC: Allied Irish Banks PLC 3.170% 10/01/32(a)	500,000
2,900,000	NY East Farmingdale Volunteer Fire Co. Income Revenue, Series 2002, LOC: Citibank N.A. 3.180% 11/01/22(a)	2,900,000
	NY Energy Research & Development Authority:
5,500,000	Consolidated Edison Co. of New York, Inc., Series 2004 C-2, AMT, LOC: Citibank N.A. 3.270% 11/01/39(a)	5,500,000

Par ($)		Value ($)
	New York — (continued)
1,000,000	Long Island Lighting Co., Series 1997 A, LOC: Royal Bank of Scotland 3.210% 12/01/27(a)	1,000,000
1,000,000	NY Environmental Facilities Corp., Waste Management of New York LLC, Series 2002 B, AMT, LOC: JPMorgan Chase Bank 3.230% 05/01/19(a)	1,000,000
	NY Erie County Industrial Development Agency:
755,000	Series 1996, LOC: KeyBank of New York 3.250% 11/01/16(a)	755,000
300,000	Series 2003, Insured: FSA 4.000% 05/01/06	300,304
3,000,000	Series 2005 J, Insured: FSA, LIQ FAC: Goldman Sachs 3.200% 05/01/12(a)	3,000,000
20,185,000	NY Forest City New Rochelle Revenue Certificates of Trust, FC Washington-Lincoln LLC, Series 2003, LOC: Wachovia Bank N.A. 3.220% 06/01/11(a)	20,185,000
185,000	NY Great Neck North Water Authority, Water Systems, Series 1993, Insured: FGIC LOC: State Street Bank & Trust Co. 3.160% 01/01/20(a)	185,000
2,800,000	NY Hempstead Industrial Development Agency, Trigen-Nassau Energy Corp., Series 1998, LOC: Societe Generale 3.210% 09/15/15(a)	2,800,000
	NY Housing Finance Agency:
6,000,000	14th Street Associates LLC, Series 1996, Insured: FNMA 3.180% 11/01/24(a)	6,000,000
800,000	Baltimore Tower Housing LLC, Series 2002 A, AMT, LOC: FNMA 3.210% 05/15/34(a)	800,000
400,000	Barclay Street Realty LLC, Series 2004 A, Insured: FNMA 3.160% 11/15/37(a)	400,000
500,000	Chelsea Apartments, Series 2003, 3.210% 11/15/36(a)	500,000
450,000	Housing South Cove Plaza, Series 1999, 3.210% 11/01/30(a)	450,000
	Liberty Street Realty LLC:
2,300,000	Series 2003, Insured: FHLMC 3.140% 05/01/35(a)	2,300,000
15,365,000	Series 1991, LOC: Landesbank Hessen-Thuringen 3.160% 05/15/15(a)	15,365,000

See Accompanying Notes to Financial Statements.

97

Columbia New York Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	New York — (continued)
500,000	Series 2003 A, AMT, Insured: FHLMC 3.190% 11/01/35(a)	500,000
900,000	Yorkville Plaza Associates, Series 1999 A, AMT, Insured: FHLMC 3.190% 11/01/29(a)	900,000
	NY Jay Street Development Corp. Court Facility Lease Revenue:
3,400,000	Series 2001, LOC: Toronto-Dominion Bank 3.150% 05/01/21(a)	3,400,000
2,300,000	Series 2003 A-1, LOC: DEPFA Bank PLC 3.150% 05/01/22(a)	2,300,000
930,000	Series 2003 A-2, LOC: DEPFA Bank PLC 3.150% 05/01/22(a)	930,000
1,000,000	Series 2003 A-3, LOC: DEPFA Bank PLC 3.150% 05/01/22(a)	1,000,000
4,280,000	NY Liberty Development Corp. Revenue, 377 Greenwich LLC, Series 2004, LOC: Wells Fargo Bank N.A. 3.140% 12/01/39(a)	4,280,000
	NY Local Government Assistance Corp.:
2,000,000	Series 1995 E, LOC: Landesbank Hessen-Thuringen 3.150% 04/01/25(a)	2,000,000
100,000	Series 1995, LOC: Bank of Nova Scotia 3.100% 04/01/25(a)	100,000
3,200,000	Series 2000, Insured: FGIC, LIQ FAC: Lloyds TSB Bank PLC 3.250% 04/01/10(a)(b)	3,200,000
4,450,000	Series 2003 3V, Insured: FGIC, LOC: Landesbank Baden-Wurttemberg 3.140% 04/01/24(a)	4,450,000
	NY Long Island Power Authority:
4,500,000	Series 1998 3-A, LOC: JPMorgan Chase Bank & Landesbank Baden-Wurttemberg 3.140% 05/01/33(a)	4,500,000
	Series 1998:
3,600,000	Insured: MBIA, SPA: Fortis Bank SA/N.V. 3.140% 04/01/25(a)	3,600,000
2,025,000	LOC: State Street Bank & Trust Co. 3.180% 05/01/33(a)	2,025,000
	NY Metropolitan Transportation Authority: Dedicated Tax Fund,
1,000,000	Series 2005 A-1, Insured: XLCA, LOC: Citibank N.A. 3.180% 11/01/31(a)	1,000,000

Par ($)		Value ($)
	New York — (continued)
		Series 2003:
4,500,000	Insured: AMBAC 3.200% 11/15/10(a)	4,500,000
2,700,000	Insured: MBIA, SPA: Citibank N.A. 3.200% 11/15/28(a)	2,700,000
3,400,000	Series 2004 A-1, Insured: CIFG SPA: DEPFA Bank PLC 3.130% 11/01/34(a)	3,400,000
1,200,000	Series 2005, LOC: Fortis Bank SA/N.V. 3.140% 11/01/35(a)	1,200,000
	NY Monroe County Industrial Development Agency:
2,000,000	Margaret Woodbury Strong Museum, Series 2005, LOC: JPMorgan Chase Bank 3.170% 04/01/35(a)	2,000,000
3,420,000	Series 1998, LOC: KeyBank N.A. 3.250% 08/01/18(a)	3,420,000
2,900,000	St. Ann's Nursing Home Co., Inc., Series 2000, LOC: HSBC Bank USA 3.180% 07/01/30(a)	2,900,000
400,000	St. Ann's Nursing Home for the Aged, Series 2000, LOC: HSBC Bank USA 3.180% 07/01/30(a)	400,000
700,000	NY Nassau Health Care Corp., Series 2004 C-3, Insured: FSA, SPA: Dexia Credit Local 3.140% 08/01/29(a)	700,000
1,235,000	NY New Rochelle Municipal Housing Authority, Multi-Family Housing Mortgage Revenue, New Rochelle Sound Shore, Series 2005 A, Insured: FNMA 3.140% 12/15/35(a)	1,235,000
	NY New York City Housing Development Corp.:
2,200,000	92nd Realty LLC, Series 1999 A, AMT, Insured: FNMA 3.190% 06/15/29(a)	2,200,000
2,300,000	Elton Parkview II Associates, Series 2005 A, LOC: Citibank N.A. 3.190% 12/01/37(a)	2,300,000
1,480,000	James West Ninety LLC, Series 2002 A, 3.130% 06/15/32(a)	1,480,000
4,260,000	RBNB Wall Street Owner LLC, Series 2005 A, LOC: Landesbank Hessen-Thuringen 3.170% 12/01/36(a)	4,260,000
1,000,000	Upper East Lease Associates LLC, Series 2003, AMT, LOC: Landesbank Baden-Wurttemberg 3.210% 12/01/36(a)	1,000,000

See Accompanying Notes to Financial Statements.

98

Columbia New York Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	New York — (continued)
	NY New York City Industrial Development Agency:
402,300	Abigail Press, Inc., Series 2002, LOC: JPMorgan Chase Bank 3.450% 12/01/18(a)	402,300
1,000,000	Allen-Stevenson School, Series 2004, LOC: Allied Irish Bank PLC 3.200% 12/01/34(a)	1,000,000
10,100,000	FC Hanson Office Associates, Series 2004, LOC: ING Bank N.V. & Lloyds TSB Bank PLC 3.170% 12/01/39(a)	10,100,000
2,410,000	NY New York City Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series 2004 PT-2114, SPA: Merrill Lynch Capital Services 3.200% 12/15/11(a)	2,410,000
	NY New York City Trust for Cultural Resources:
1,215,000	Series 1989, LOC: KBC Bank N.V. 3.130% 05/01/14(a)	1,215,000
6,635,000	The Carnegie Hall Corp., Series 1985, LOC: DEPFA Bank PLC 3.200% 12/01/15(a)	6,635,000
	NY New York City:
300,000	Series 1994 B-8, LOC: Bayerische Landesbank 3.150% 08/15/24(a)	300,000
4,000,000	Series 1994 B2, LOC: JPMorgan Chase Bank 3.160% 08/15/23(a)	4,000,000
1,000,000	Series 2004 C-09, Insured: MBIA, SPA: Wachovia Bank N.A. 3.200% 08/01/16(a)	1,000,000
4,980,000	Series 2004 C-3, Insured: CIFG, SPA: DEPFA Bank PLC 3.160% 08/15/29(a)	4,980,000
1,000,000	Series 2005 PT-3171, Insured: XLCA, LIQ FAC: Merrill Lynch Capital Services 3.200% 09/01/22(a)	1,000,000
2,000,000	Series 2005, Insured: MBIA, LIQ FAC: Citibank N.A. 3.200% 08/01/15(a)	2,000,000
980,000	NY Newburgh Industrial Development Agency, Multi-Family Housing Revenue, Series 2005, SPA: Merrill Lynch Capital Services, GTY AGMT: Merrill Lynch & Co. 3.300% 07/01/41(a)	980,000

Par ($)		Value ($)
	New York — (continued)
940,000	NY Oneida County Industrial Development Agency Revenue, Hamilton College, Series 2002, Insured: MBIA LOC: Bank of New York 3.170% 09/15/32(a)	940,000
2,170,000	NY Onondaga County Industrial Development Agency, General Super Plating Co., Inc. Series 2005, AMT, LOC: Citizens Bank 3.320% 04/01/25(a)	2,170,000
	NY Port Authority of New York & New Jersey:
6,000,000	3.320% 04/06/06	6,000,000
3,465,000	Series 2003, AMT, Insured: AMBAC, LIQ FAC: Citibank N.A. 3.240% 12/15/32(a)	3,465,000
2,665,000	Series 2004, Insured: MBIA, SPA: Merrill Lynch Capital Services 3.220% 11/01/16(a)	2,665,000
500,000	Series 2005, AMT, Insured: AMBAC, SPA: BNP Paribas 3.230% 03/01/13(a)	500,000
5,000,000	NY Power Authority 3.490% 08/03/06	5,000,000
4,875,000	NY Riverhead Industrial Development Agency, Series 2006 F, AMT, LIQ FAC: Goldman Sachs 3.270% 07/25/19(a)	4,875,000
3,900,000	NY Syracuse Industrial Development Agency, Byrne Dairy, Inc., Series 1988, AMT, LOC: Chase Manhattan Bank 3.500% 08/01/08(a)	3,900,000
	NY Thruway Authority:
1,460,000	Series 2005 PT-3216, Insured: FSA, SPA: DEPFA Bank PLC 3.200% 01/01/32(a)	1,460,000
995,000	Series 2005, Insured: FSA, LIQ FAC: Citigroup Global Markets 3.200% 01/01/24(a)	995,000
1,000,000	NY Tobacco Settlement Financing Corp., Series 2004 PT-972, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.000% 08/12/11(a)	1,000,000
1,225,000	NY Tompkins County Industrial Development Agency Revenue, Care Community Kendal Ithaca, Series 2000, LOC: Wachovia Bank N.A. 3.160% 06/01/25(a)	1,225,000

See Accompanying Notes to Financial Statements.

99

Columbia New York Tax-Exempt Reserves

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	New York — (continued)
	NY Triborough Bridge & Tunnel Authority:
1,025,000	Series 1997, 5.000% 01/01/07	1,031,637
5,000,000	Series 2000 C, Insured: FSA 3.150% 01/01/31(a)	5,000,000
7,400,000	Series 2002 F, SPA: ABN AMRO Bank N.V. 3.160% 11/01/32(a)	7,400,000
12,000,000	Series 2005 B-4, LOC: Landesbank Baden-Wurttemberg 3.140% 01/01/32(a)	12,000,000
	NY Westchester County Industrial Development:
1,000,000	Levister Redevelopment Co. LLC, Series 2001 B, AMT, LOC: Bank of New York 3.180% 08/01/33(a)	1,000,000
990,000	Westchester Jewish Project, Series 1998, LOC: Chase Manhattan Bank 3.450% 10/01/28(a)	990,000
		286,646,847
	Puerto Rico — 4.9%
3,500,000	PR Commonwealth of Puerto Rico Highway & Transportation Authority, Series 2006, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.400% 07/01/18(a)(b)	3,500,000
	PR Commonwealth of Puerto Rico Infrastructure Financing Authority:
2,975,000	Series 2005 Z-6, Insured: FGIC, LIQ FAC: Goldman Sachs 3.240% 06/26/37(a)	2,975,000
985,000	Series 2005, Insured: AMBAC, LIQ FAC: Landesbank Hessen-Thuringen 3.180% 07/01/23(a)	985,000
	PR Commonwealth of Puerto Rico:
5,265,000	Series 2001, Insured: FSA, LIQ FAC: Bank of New York 3.190% 07/01/27(a)	5,265,000
2,500,000	Series 2005, 4.500% 07/28/06	2,510,108
		15,235,108
	Total municipal bonds (Cost of $301,881,955)	301,881,955
Total investments (Cost of $301,881,955)(c)	97.0%	301,881,955
Other assets & liabilities, net	3.0%	9,478,144
Net assets	100.0%	311,360,099

Notes to Investment Portfolio:

(a) The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(b) Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized cost, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At March 31, 2006, these securities amounted to $8,700,000, which represents 2.8% of net assets.

Security	Acquisition Date	Acquisition Cost
NY Dormitory Authority, Series 2000, Insured: AMBAC, LIQ FAC: Merrill Lynch Capital Services 2.850% 05/15/07	06/27/05	$2,000,000
NY Local Government Assistance Corp., Series 2000, Insured: FGIC, LIQ FAC: Lloyds TSB Bank PLC 3.250% 04/01/10	10/27/05	3,200,000
PR Commonwealth of Puerto Rico Highway & Transportation Authority, Series 2006, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.400% 07/01/18	02/03/06	3,500,000
		$8,700,000

(c) Cost for federal income tax purposes is $301,881,955.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GTY AGMT	Guaranty Agreement

LIQ FAC	Liquidity Facility

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

100

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101

Statements of assets and liabilities  March 31, 2006

	Cash Reserves (a)(b)($)	Money Market Reserves (a)(c)(d)(e)($)	Treasury Reserves (a)(e)($)	Government Reserves (a)(c)(d)(e)($)
Assets:
Investments, at identified cost	63,456,008,262	15,865,236,218	13,496,775,938	4,864,894,673
Investments, at value	54,237,814,262	13,602,938,218	508,174,938	4,864,894,673
Repurchase agreements, at value	9,218,194,000	2,262,298,000	12,988,601,000	—
Total investments, at value	63,456,008,262	15,865,236,218	13,496,775,938	4,864,894,673
Cash	69,255	18,798	1,058	895
Receivable for:
Investments sold	—	—	—	—
Capital stock sold	20,956,545	796,715	5,971	53,547
Interest	265,205,638	50,618,932	16,519,116	23,405,273
Expense reimbursement due from investment advisor/administrator	2,816,464	546,090	196,878	194,923
Deferred trustees' compensation plan	44,311	285,387	303,052	103,285
Other assets	20,051	3,648	—	7
Total assets	63,745,120,526	15,917,505,788	13,513,802,013	4,888,652,603
Liabilities:
Expense reimbursement due to investment advisor	—	—	—	—
Payable to custodian bank	—	—	—	—
Payable for:
Investments purchased	1,120,337,000	152,984,700	—	—
Capital stock redeemed	5,203,878	178,832	5,476,172	21,000
Distributions	76,576,363	28,337,704	28,241,305	4,989,032
Investment advisory fee	6,389,284	1,729,120	1,280,637	508,187
Administration fee	5,313,280	1,428,668	1,053,872	410,891
Transfer agent fee	241,358	53,682	38,507	21,390
Pricing and bookkeeping fees	17,929	15,013	13,933	14,039
Trustees' fees	286,812	60,397	209,159	97,693
Audit fee	41,497	46,532	38,979	44,014
Custody fee	43,000	28,000	16,000	7,000
Legal fee	43,370	27,342	27,292	24,287
Distribution and service fees	12,740,740	1,245,889	2,233,584	766,481
Chief compliance officer expenses	3,750	3,750	3,750	3,750
Deferred trustees' fees	44,311	285,387	303,052	103,285
Other liabilities	970,460	182,066	115,051	101,160
Total liabilities	1,228,253,032	186,607,082	39,051,293	7,112,209
Net assets	62,516,867,494	15,730,898,706	13,474,750,720	4,881,540,394
Net assets consist of:
Paid-in capital	62,527,640,276	15,732,274,991	13,476,319,065	4,881,703,233
Undistributed (overdistributed) net investment income	307,878	149,200	(155,379)	261,847
Accumulated net realized gain (loss)	(11,080,660)	(1,525,485)	(1,412,966)	(424,686)
Net assets	62,516,867,494	15,730,898,706	13,474,750,720	4,881,540,394

See Accompanying Notes to Financial Statements.

102

Statements of assets and liabilities (continued)  March 31, 2006

	Municipal Reserves (a)(b)(e)($)	Tax-Exempt Reserves (a)(c)(d)($)	California Tax-Exempt Reserves (a)(f)($)	New York Tax-Exempt Reserves (c)(d)($)
Assets:
Investments, at identified cost	6,920,168,209	4,313,093,568	3,393,108,928	301,881,955
Investments, at value	6,920,168,209	4,313,093,568	3,393,108,928	301,881,955
Repurchase agreements, at value	—	—	—	—
Total investments, at value	6,920,168,209	4,313,093,568	3,393,108,928	301,881,955
Cash	—	—	3,539	4,665
Receivable for:
Investments sold	31,631,133	193,734,595	25,058,567	13,915,491
Capital stock sold	272,301	18,557	11,076,108	—
Interest	34,116,299	20,545,095	15,781,591	1,249,301
Expense reimbursement due from investment advisor/administrator	—	—	—	—
Deferred trustees' compensation plan	15,968	121,371	—	1,939
Other assets	47,824	—	—	1,028
Total assets	6,986,251,734	4,527,513,186	3,445,028,733	317,054,379
Liabilities:
Expense reimbursement due to investment advisor	243,316	22,787	47,039	36,714
Payable to custodian bank	17,906	28,151,123	—	—
Payable for:
Investments purchased	10,000,000	4,987,850	—	5,353,444
Capital stock redeemed	95,781	3,000	151,719	—
Distributions	3,935,276	8,497,962	1,179,603	110,225
Investment advisory fee	736,646	480,199	370,806	40,007
Administration fee	600,819	387,791	294,895	18,118
Transfer agent fee	21,794	12,274	10,417	643
Pricing and bookkeeping fees	17,733	15,868	14,968	9,327
Trustees' fees	60,504	103,859	53,263	26,726
Audit fee	38,979	41,211	36,462	43,567
Custody fee	10,000	1,600	2,000	700
Legal fee	24,984	23,828	23,691	22,643
Distribution and service fees	922,671	257,810	870,435	21,187
Chief compliance officer expenses	3,750	3,750	3,750	1,257
Deferred trustees' fees	15,968	121,371	—	1,939
Other liabilities	97,492	31,917	28,453	7,783
Total liabilities	16,843,619	43,144,200	3,087,501	5,694,280
Net assets	6,969,408,115	4,484,368,986	3,441,941,232	311,360,099
Net assets consist of:
Paid-in capital	6,969,421,995	4,484,406,844	3,441,884,118	311,348,780
Undistributed (overdistributed) net investment income	79,570	19,137	108,960	10,793
Accumulated net realized gain (loss)	(93,450)	(56,995)	(51,846)	526
Net assets	6,969,408,115	4,484,368,986	3,441,941,232	311,360,099

See Accompanying Notes to Financial Statements.

103

Statements of assets and liabilities (continued)  March 31, 2006

	Cash Reserves (a)(b)	Money Market Reserves (a)(c)(d)(e)	Treasury Reserves (a)(e)	Government Reserves (a)(c)(d)(e)
Capital Class Shares
Net assets	$17,884,676,210	$6,401,492,192	$2,283,858,247	$1,306,726,977
Shares outstanding	17,888,801,211	6,402,189,054	2,284,733,045	1,306,628,577
Net asset value per share	$1.00	$1.00	$1.00	$1.00
Trust Class Shares
Net assets	$3,711,062,959	$15,324,739	$658,693,086	$387,210,356
Shares outstanding	3,711,928,211	15,324,353	659,174,073	387,184,053
Net asset value per share	$1.00	$1.00	$1.00	$1.00
Liquidity Class Shares
Net assets	$1,041,913,441	$1,214,882,955	$428,929,380	$687,275,419
Shares outstanding	1,042,068,510	1,214,888,378	428,958,227	687,264,977
Net asset value per share	$1.00	$1.00	$1.00	$1.00
Adviser Class Shares
Net assets	$14,216,338,878	$4,730,116,692	$7,418,032,240	$1,026,931,795
Shares outstanding	14,219,016,145	4,730,346,763	7,419,141,811	1,027,151,314
Net asset value per share	$1.00	$1.00	$1.00	$1.00
Investor Class Shares
Net assets	$1,659,520,705	$107,221,434	$230,998,976	$364,022,578
Shares outstanding	1,660,418,290	107,213,839	231,327,877	364,245,306
Net asset value per share	$1.00	$1.00	$1.00	$1.00
Market Class Shares
Net assets	$2,988,761	$318,159	$10,156	$32,974
Shares outstanding	2,988,913	318,186	10,156	32,975
Net asset value per share	$1.00	$1.00	$1.00	$1.00
Daily Class Shares
Net assets	$16,936,455,095	$3,795,131	$710,078,391	$591,845,592
Shares outstanding	16,938,784,509	3,793,973	710,292,545	591,814,393
Net asset value per share	$1.00	$1.00	$1.00	$1.00
Class A Shares
Net assets	$251,431,043	$—	$707,502,501	$16,903,126
Shares outstanding	251,556,636	—	708,165,538	16,879,031
Net asset value per share	$1.00	$—	$1.00	$1.00
Class B Shares
Net assets	$57,241,966	$4,624,818	$266,934	$235,824
Shares outstanding	57,305,297	4,624,563	266,967	235,638
Net asset value per share	$1.00	$1.00	$1.00	$1.00
Class C Shares
Net assets	$2,914,671	$127,798	$—	$—
Shares outstanding	2,915,014	127,859	—	—
Net asset value per share	$1.00	$1.00	$—	$—
Class Z Shares
Net assets	$753,395,375	$—	$—	$—
Shares outstanding	754,172,069	—	—	—
Net asset value per share	$1.00	$—	$—	$—
Institutional Class Shares
Net assets	$5,988,543,785	$2,361,622,354	$1,036,380,809	$186,164,012
Shares outstanding	5,989,380,005	2,361,817,307	1,036,461,486	186,149,543
Net asset value per share	$1.00	$1.00	$1.00	$1.00

See Accompanying Notes to Financial Statements.

104

Statements of assets and liabilities (continued)  March 31, 2006

	Municipal Reserves (a)(b)(e)	Tax-Exempt Reserves (a)(c)(d)	California Tax-Exempt Reserves (a)(f)	New York Tax-Exempt Reserves (c)(d)
Capital Class Shares
Net assets	$3,537,819,525	$975,385,773	$431,529,862	$24,803,523
Shares outstanding	3,537,813,726	975,368,317	431,523,649	24,802,750
Net asset value per share	$1.00	$1.00	$1.00	$1.00
Trust Class Shares
Net assets	$520,422,382	$2,475,659,584	$470,429,893	$27,216,125
Shares outstanding	520,371,841	2,476,062,770	470,420,572	27,211,090
Net asset value per share	$1.00	$1.00	$1.00	$1.00
Liquidity Class Shares
Net assets	$315,657,987	$5,291,932	$35,796,652	$—
Shares outstanding	315,630,565	5,292,105	35,797,499	—
Net asset value per share	$1.00	$1.00	$1.00	$—
Adviser Class Shares
Net assets	$527,961,450	$20,757,332	$260,632,740	$3,262,442
Shares outstanding	528,011,521	20,757,460	260,607,908	3,262,435
Net asset value per share	$1.00	$1.00	$1.00	$1.00
Investor Class Shares
Net assets	$66,136,313	$7,567,129	$225,846,146	$—
Shares outstanding	66,173,978	7,532,070	225,861,358	—
Net asset value per share	$1.00	$1.00	$1.00	$—
Market Class Shares
Net assets	$10,532	$—	$10,106	$29,725,596
Shares outstanding	10,532	—	10,106	29,722,892
Net asset value per share	$1.00	$—	$1.00	$1.00
Daily Class Shares
Net assets	$1,368,603,722	$28,871,233	$1,357,176,392	$—
Shares outstanding	1,368,550,219	28,757,700	1,357,192,336	—
Net asset value per share	$1.00	$1.00	$1.00	$—
Class A Shares
Net assets	$—	$25,572,472	$—	$—
Shares outstanding	—	25,536,559	—	—
Net asset value per share	$—	$1.00	$—	$—
Class B Shares
Net assets	$132,341	$—	$6,640	$—
Shares outstanding	132,664	—	6,640	—
Net asset value per share	$1.00	$—	$1.00	$—
Class C Shares
Net assets	$—	$—	$—	$—
Shares outstanding	—	—	—	—
Net asset value per share	$—	$—	$—	$—
Class Z Shares
Net assets	$54,158,485	$—	$—	$—
Shares outstanding	54,264,834	—	—	—
Net asset value per share	$1.00	$—	$—	$—
Institutional Class Shares
Net assets	$578,505,378	$123,605,939	$660,512,801	$208,613,998
Shares outstanding	578,507,826	123,608,583	660,533,779	208,606,795
Net asset value per share	$1.00	$1.00	$1.00	$1.00

See Accompanying Notes to Financial Statements.

105

Statements of assets and liabilities (continued)  March 31, 2006

	Cash Reserves (a)(b)	Money Market Reserves (a)(c)(d)(e)	Treasury Reserves (a)(e)	Government Reserves (a)(c)(d)(e)
Marsico Shares
Net assets	$10,384,605	$—	$—	$—
Shares outstanding	10,384,916	—	—	—
Net asset value per share	$1.00	$—	$—	$—
Retail A Shares
Net assets	$—	$110,828,239	$—	$68,003,367
Shares outstanding	—	110,799,472	—	68,022,039
Net asset value per share	$—	$1.00	$—	$1.00
G-Trust Shares
Net assets	$—	$780,544,195	$—	$246,188,374
Shares outstanding	—	780,787,942	—	246,276,353
Net asset value per share	$—	$1.00	$—	$1.00

  (a)  On August 22, 2005, the Fund's Investor A, B and C Shares, if applicable, were redesignated Class A, B and C Shares, respectively.

  (b)  Class Z Shares of the Fund commenced operations on November 18, 2005.

  (c)  Retail A Shares of the Fund commenced operations on November 21, 2005.

  (d)  G-Trust Shares of the Fund commenced operations on November 21, 2005.

  (e)  Market Class Shares of the Fund re-commenced operations on October 25, 2005.

  (f)  Market Class Shares commenced operations on October 25, 2005.

See Accompanying Notes to Financial Statements.

106

Statements of assets and liabilities (continued)  March 31, 2006

	Municipal Reserves (a)(b)(e)	Tax-Exempt Reserves (a)(c)(d)	California Tax-Exempt Reserves (a)(f)	New York Tax-Exempt Reserves (c)(d)
Marsico Shares
Net assets	$—	$—	$—	$—
Shares outstanding	—	—	—	—
Net asset value per share	$—	$—	$—	$—
Retail A Shares
Net assets	$—	$19,200,016	$—	$73,972
Shares outstanding	—	19,237,927	—	74,009
Net asset value per share	$—	$1.00	$—	$1.00
G-Trust Shares
Net assets	$—	$802,457,576	$—	$17,664,443
Shares outstanding	—	802,509,552	—	17,668,711
Net asset value per share	$—	$1.00	$—	$1.00

See Accompanying Notes to Financial Statements.

107

Statements of operations

For the year ended March 31, 2006

	Cash Reserves($)	Money Market Reserves($)	Treasury Reserves($)	Government Reserves($)
Net investment income:
Interest	2,085,062,524	517,557,364	433,047,597	171,871,526
Expenses:
Investment advisory fee	82,081,496	20,111,601	17,424,708	6,876,801
Administration fee	54,668,495	13,355,232	11,563,967	4,532,032
Distribution fee:
Investor Class Shares	1,563,801	101,151	293,394	376,493
Market Class Shares	1,654	224	9	26
Daily Class Shares	44,576,417	16,781	1,435,238	1,573,534
Service Class Shares	—	15,835	—	—
Class A Shares	277,374	—	650,284	23,770
Class B Shares	265,470	42,851	1,761	4,395
Class C Shares	12,800	3,746	—	—
Service fee:
Trust Class Shares	3,509,362	16,693	622,112	306,521
Liquidity Class Shares	2,925,075	2,146,927	1,306,800	1,740,464
Adviser Class Shares	32,258,738	8,230,219	16,166,768	2,213,270
Investor Class Shares	3,910,199	253,030	733,578	941,246
Market Class Shares	2,067	281	11	32
Daily Class Shares	31,840,300	11,989	1,025,024	1,123,982
Service Class Shares	—	7,054	—	—
Class A Shares	970,874	—	2,276,003	83,226
Class B Shares	123,847	19,979	821	2,051
Class C Shares	5,954	1,738	—	—
Institutional Class Shares	2,219,190	984,686	281,492	80,609
Marsico Shares	39,088	—	—	—
Retail A Shares	—	28,764	—	22,798
Transfer agent fee	1,815,214	397,737	306,733	149,068
Pricing and bookkeeping fees	97,285	57,193	54,368	54,692
Trustees' fees	13,362	13,392	13,373	13,386
Custody fee	2,256,811	523,894	407,775	178,916
Audit fee	47,893	52,928	45,375	50,410
Legal fees	142,779	81,847	79,541	69,268
Chief compliance officer expenses (See Note 4)	15,000	15,000	15,000	15,000
Other expenses	4,763,891	593,580	527,072	374,931
Total expenses	270,404,436	47,084,352	55,231,207	20,806,921
Expenses waived/reimbursed by investment advisor/administrator	(35,824,540)	(8,370,498)	(7,192,269)	(3,091,325)
Fees waived by shareholder service provider — Liquidity Class Shares	(1,170,020)	(858,772)	(522,720)	(696,186)
Custody earnings credit	(634,237)	(16,496)	(12,789)	(54,038)
Net expenses	232,775,639	37,838,586	47,503,429	16,965,372
Net investment income	1,852,286,885	479,718,778	385,544,168	154,906,154
Net realized gain (loss) on investments	(8,445,462)	(786,283)	(462,549)	(185,367)
Net increase resulting from operations	1,843,841,423	478,932,495	385,081,619	154,720,787

See Accompanying Notes to Financial Statements.

108

Statements of operations (continued)

	Municipal Reserves($)	Tax-Exempt Reserves($)	California Tax-Exempt Reserves($)	New York Tax-Exempt Reserves($)
Net investment income:
Interest	178,033,706	102,442,422	78,530,919	5,092,988
Expenses:
Investment advisory fee	9,569,187	5,553,568	4,311,514	274,968
Administration fee	6,326,956	3,649,877	2,821,841	152,256
Distribution fee:
Investor Class Shares	72,468	11,672	276,822	—
Market Class Shares	9	—	9	77,983
Daily Class Shares	3,363,255	110,260	3,525,881	—
Service Class Shares	—	—	—	—
Class A Shares	—	26,584	—	—
Class B Shares	599	—	49	—
Class C Shares	—	—	—	—
Service fee:
Trust Class Shares	463,287	2,269,533	435,449	15,000
Liquidity Class Shares	815,360	21,133	61,651	—
Adviser Class Shares	1,232,296	61,674	1,276,862	3,454
Investor Class Shares	181,168	29,167	692,047	—
Market Class Shares	11	—	11	97,478
Daily Class Shares	2,402,325	78,757	2,518,636	—
Service Class Shares	—	—	—	—
Class A Shares	—	93,042	—	—
Class B Shares	279	—	23	—
Class C Shares	—	—	—	—
Institutional Class Shares	275,481	62,568	110,516	41,530
Marsico Shares	—	—	—	—
Retail A Shares	—	6,304	—	1,187
Transfer agent fee	186,228	160,850	70,599	4,894
Pricing and bookkeeping fees	87,690	72,771	67,691	34,454
Trustees' fees	13,392	13,386	13,392	13,374
Custody fee	281,613	208,196	108,044	11,977
Audit fee	45,375	48,575	42,859	50,931
Legal fees	72,350	67,776	66,992	63,013
Chief compliance officer expenses (See Note 4)	15,000	15,000	14,392	4,728
Other expenses	307,478	333,998	106,105	21,761
Total expenses	25,711,807	12,894,691	16,521,385	868,988
Expenses waived/reimbursed by investment advisor/administrator	(4,105,444)	(2,609,632)	(1,863,131)	(263,365)
Fees waived by shareholder service provider — Liquidity Class Shares	(326,144)	(8,453)	(24,660)	—
Custody earnings credit	(40,901)	(109,347)	(11,873)	(2,585)
Net expenses	21,239,318	10,167,259	14,621,721	603,038
Net investment income	156,794,388	92,275,163	63,909,198	4,489,950
Net realized gain (loss) on investments	(2,404)	(56,994)	(23,846)	721
Net increase resulting from operations	156,791,984	92,218,169	63,885,352	4,490,671

See Accompanying Notes to Financial Statements.

109

Statements of changes in net assets

	Cash Reserves		Money Market Reserves
Increase (decrease) in net assets	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(c)(d)(e)(f)($)	Year ended March 31, 2005($)
Operations:
Net investment income	1,852,286,885	732,264,346	479,718,778	151,300,992
Net realized loss on investments	(8,445,462)	(1,229,518)	(786,283)	(732,649)
Net increase resulting from operations	1,843,841,423	731,034,828	478,932,495	150,568,343
Distributions to shareholders:
From net investment income:
Capital Class Shares	(596,777,002)	(319,840,303)	(227,468,842)	(94,097,723)
Trust Class Shares	(121,950,257)	(52,009,588)	(618,809)	(111,813)
Liquidity Class Shares	(39,787,574)	(16,755,832)	(30,548,926)	(6,618,166)
Adviser Class Shares	(433,668,554)	(151,857,906)	(114,244,361)	(21,974,014)
Investor Class Shares	(49,746,465)	(23,217,985)	(3,298,457)	(1,087,837)
Market Class Shares	(31,016)	(409)	(4,301)	—
Daily Class Shares	(391,177,273)	(89,338,083)	(147,802)	(34,691)
Service Class Shares	—	—	(84,527)	(307,583)
Class A Shares	(8,630,269)	(2,975,104)	—	—
Class B Shares	(967,404)	(155,310)	(137,555)	(43,641)
Class C Shares	(44,106)	(13,031)	(11,269)	(4,208)
Class Z Shares	(11,871,475)	—	—	—
Institutional Class Shares	(196,935,027)	(75,951,923)	(88,453,076)	(27,046,629)
Marsico Shares	(356,638)	(138,963)	—	—
Retail A Shares	—	—	(1,703,667)	—
G-Trust Shares	—	—	(12,991,088)	—
Total distributions to shareholders	(1,851,943,060)	(732,254,437)	(479,712,680)	(151,326,305)
Net capital share transactions	11,955,057,279	(8,464,224,270)	4,325,112,319	(1,012,015,912)
Net increase (decrease) in net assets	11,946,955,642	(8,465,443,879)	4,324,332,134	(1,012,773,874)
Net assets:
Beginning of period	50,569,911,852	59,035,355,731	11,406,566,572	12,419,340,446
End of period	62,516,867,494	50,569,911,852	15,730,898,706	11,406,566,572
Undistributed (overdistributed) net investment income, at end of period	307,878	9,945	149,200	312,549

  (a)  On August 22, 2005, the Fund's Investor A, B and C Shares, if applicable, were redesignated Class A, B and C Shares, respectively.

  (b)  Class Z Shares of the Fund commenced operations on November 18, 2005.

  (c)  Retail A Shares of the Fund commenced operations on November 21, 2005.

  (d)  G-Trust Shares of the Fund commenced operations on November 21, 2005.

  (e)  Market Class Shares of the Fund re-commenced operations on October 25, 2005.

  (f)  Service Class Shares were fully redeemed on March 15, 2006.

See Accompanying Notes to Financial Statements.

110

Statements of changes in net assets (continued)

	Treasury Reserves		Government Reserves
Increase (decrease) in net assets	Year ended March 31, 2006(a)(e)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(c)(d)(e)($)	Year ended March 31, 2005($)
Operations:
Net investment income	385,544,168	113,330,912	154,906,154	52,555,235
Net realized loss on investments	(462,549)	(895,513)	(185,367)	(232,749)
Net increase resulting from operations	385,081,619	112,435,399	154,720,787	52,322,486
Distributions to shareholders:
From net investment income:
Capital Class Shares	(68,306,683)	(29,053,243)	(53,579,693)	(18,875,208)
Trust Class Shares	(20,850,832)	(10,803,367)	(10,543,186)	(4,612,871)
Liquidity Class Shares	(17,300,323)	(4,942,430)	(23,669,088)	(4,737,572)
Adviser Class Shares	(213,076,872)	(46,946,712)	(29,021,567)	(10,888,218)
Investor Class Shares	(8,941,254)	(4,357,724)	(11,700,236)	(6,160,701)
Market Class Shares	(156)	—	(489)	—
Daily Class Shares	(12,541,147)	(2,188,757)	(13,744,927)	(3,032,837)
Service Class Shares	—	—	—	—
Class A Shares	(19,819,695)	(6,982,902)	(708,958)	(276,971)
Class B Shares	(5,570)	(1,507)	(13,284)	(3,978)
Class C Shares	—	—	—	—
Class Z Shares	—	—	—	—
Institutional Class Shares	(24,702,023)	(8,054,770)	(7,164,733)	(3,961,628)
Marsico Shares	—	—	—	—
Retail A Shares	—	—	(1,029,036)	—
G-Trust Shares	—	—	(3,720,987)	—
Total distributions to shareholders	(385,544,555)	(113,331,412)	(154,896,184)	(52,549,984)
Net capital share transactions	4,530,445,325	(293,590,373)	1,300,484,684	(1,000,404,267)
Net increase (decrease) in net assets	4,529,982,389	(294,486,386)	1,300,309,287	(1,000,631,765)
Net assets:
Beginning of period	8,944,768,331	9,239,254,717	3,581,231,107	4,581,862,872
End of period	13,474,750,720	8,944,768,331	4,881,540,394	3,581,231,107
Undistributed (overdistributed) net investment income, at end of period	(155,379)	45,036	261,847	252,477

See Accompanying Notes to Financial Statements.

111

Statements of changes in net assets (continued)

	Municipal Reserves		Tax-Exempt Reserves
Increase (decrease) in net assets	Year ended March 31, 2006(a)(b)(c)($)	Year ended March 31, 2005(g)($)	Year ended March 31, 2006(a)(d)(e)($)	Year ended March 31, 2005($)
Operations:
Net investment income	156,794,388	63,666,124	92,275,163	34,905,420
Net realized gain (loss) on investments	(2,404)	12,248	(56,994)	34,372
Net increase resulting from operations	156,791,984	63,678,372	92,218,169	34,939,792
Distributions to shareholders:
From net investment income:
Capital Class Shares	(87,281,872)	(38,182,350)	(22,262,614)	(10,150,700)
Trust Class Shares	(11,545,451)	(5,044,289)	(55,061,270)	(22,733,102)
Liquidity Class Shares	(7,806,797)	(3,164,708)	(196,208)	(28,580)
Adviser Class Shares	(11,502,677)	(4,829,647)	(565,774)	(111,148)
Investor Class Shares	(1,591,248)	(949,960)	(246,295)	(133,011)
Market Class Shares	(106)	—	—	—
Daily Class Shares	(19,467,323)	(3,982,536)	(591,625)	(262,209)
Class A Shares	—	—	(546,379)	(303,187)
Class B Shares	(1,299)	(102)	—	—
Class C Shares	—	(532)	—	—
Class Z Shares	(574,243)	—	—	—
Institutional Class Shares	(17,149,988)	(7,510,695)	(3,818,326)	(1,183,528)
Retail A Shares	—	—	(197,042)	—
G-Trust Shares	—	—	(8,788,278)	—
Total distributions to shareholders	(156,921,004)	(63,664,819)	(92,273,811)	(34,905,465)
Net capital share transactions	856,166,241	1,757,187,583	1,201,308,926	505,234,702
Net increase (decrease) in net assets	856,037,221	1,757,201,136	1,201,253,284	505,269,029
Net assets:
Beginning of period	6,113,370,894	4,356,169,758	3,283,115,702	2,777,846,673
End of period	6,969,408,115	6,113,370,894	4,484,368,986	3,283,115,702
Undistributed net investment income, at end of period	79,570	205,444	19,137	92,678

  (a)  On August 22, 2005, the Fund's Investor A, B and C Shares, if applicable, were redesignated Class A, B and C Shares, respectively.

  (b)  Class Z Shares of the Fund commenced operations on November 18, 2005.

  (c)  Market Class Shares of the Fund re-commenced operations on October 25, 2005.

  (d)  Retail A Shares of the Fund commenced operations on November 21, 2005.

  (e)  G-Trust Shares of the Fund commenced operations on November 21, 2005.

  (f)  Market Class Shares commenced operations on October 25, 2005.

  (g)  Investor C Shares were fully redeemed on February 3, 2005.

See Accompanying Notes to Financial Statements.

112

Statements of changes in net assets (continued)

	California Tax-Exempt Reserves		New York Tax-Exempt Reserves
Increase (decrease) in net assets	Year ended March 31, 2006(a)(f)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(d)(e)($)	Year ended March 31, 2005($)
Operations:
Net investment income	63,909,198	18,444,965	4,489,950	1,083,295
Net realized gain (loss) on investments	(23,846)	15,172	721	2,072
Net increase resulting from operations	63,885,352	18,460,137	4,490,671	1,085,367
Distributions to shareholders:
From net investment income:
Capital Class Shares	(8,898,452)	(1,736,900)	(417,950)	(17,352)
Trust Class Shares	(10,510,745)	(3,743,513)	(368,698)	(249,061)
Liquidity Class Shares	(588,121)	(103,123)	—	—
Adviser Class Shares	(11,193,188)	(4,911,820)	(33,721)	—
Investor Class Shares	(5,899,030)	(2,520,833)	—	—
Market Class Shares	(107)	—	(807,847)	(89,228)
Daily Class Shares	(19,552,755)	(4,446,818)	—	—
Class A Shares	—	—	—	—
Class B Shares	(92)	(20)	—	—
Class C Shares	—	(26)	—	—
Class Z Shares	—	—	—	—
Institutional Class Shares	(7,272,168)	(980,632)	(2,622,603)	(727,587)
Retail A Shares	—	—	(32,832)	—
G-Trust Shares	—	—	(206,268)	—
Total distributions to shareholders	(63,914,658)	(18,443,685)	(4,489,919)	(1,083,228)
Net capital share transactions	1,316,476,500	(38,024,692)	210,310,423	22,062,103
Net increase (decrease) in net assets	1,316,447,194	(38,008,240)	210,311,175	22,064,242
Net assets:
Beginning of period	2,125,494,038	2,163,502,278	101,048,924	78,984,682
End of period	3,441,941,232	2,125,494,038	311,360,099	101,048,924
Undistributed net investment income, at end of period	108,960	115,230	10,793	10,612

See Accompanying Notes to Financial Statements.

113

Schedules of capital stock activity

	Cash Reserves
	Year Ended March 31, 2006(a)(b)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Capital Class Shares
Subscriptions	100,943,021,867	100,943,021,575	118,555,512,959	118,555,512,959
Distributions reinvested	371,709,079	371,709,079	174,374,367	174,374,367
Redemptions	(101,713,829,809)	(101,713,829,809)	(125,211,165,640)	(125,211,165,640)
Net decrease	(399,098,863)	(399,099,155)	(6,481,278,314)	(6,481,278,314)
Trust Class Shares
Subscriptions	4,658,664,753	4,658,664,753	4,435,072,541	4,435,072,541
Distributions reinvested	2,278,762	2,278,762	1,152,339	1,152,339
Redemptions	(4,406,075,714)	(4,406,075,714)	(5,059,998,492)	(5,059,998,492)
Net increase (decrease)	254,867,801	254,867,801	(623,773,612)	(623,773,612)
Liquidity Class Shares
Subscriptions	4,938,713,854	4,938,713,854	3,913,169,631	3,913,169,631
Distributions reinvested	37,106,696	37,106,696	16,054,541	16,054,541
Redemptions	(5,140,053,304)	(5,140,053,304)	(4,066,295,922)	(4,066,295,922)
Net increase (decrease)	(164,232,754)	(164,232,754)	(137,071,750)	(137,071,750)
Adviser Class Shares
Subscriptions	40,719,708,692	40,719,708,692	40,427,373,011	40,427,373,011
Distributions reinvested	94,586,230	94,586,230	35,194,517	35,194,517
Redemptions	(37,681,248,527)	(37,681,248,527)	(41,470,395,112)	(41,470,395,112)
Net increase (decrease)	3,133,046,395	3,133,046,395	(1,007,827,584)	(1,007,827,584)
Investor Class Shares
Subscriptions	4,097,421,500	4,097,421,500	3,049,889,245	3,049,889,245
Distributions reinvested	43,278,334	43,278,334	20,875,112	20,875,112
Redemptions	(4,295,373,222)	(4,295,373,222)	(3,577,681,762)	(3,577,681,762)
Net increase (decrease)	(154,673,388)	(154,673,388)	(506,917,405)	(506,917,405)
Market Class Shares
Subscriptions	3,367,520	3,367,520	111,600	111,600
Distributions reinvested	29,487	29,487	407	407
Redemptions	(420,675)	(420,675)	(131,342)	(131,342)
Net increase (decrease)	2,976,332	2,976,332	(19,335)	(19,335)
Daily Class Shares
Subscriptions	11,197,073,069	11,197,073,069	6,061,336,884	6,061,336,884
Distributions reinvested	391,173,007	391,173,007	89,334,615	89,334,615
Redemptions	(4,209,855,697)	(4,209,855,697)	(5,337,121,429)	(5,337,121,429)
Net increase (decrease)	7,378,390,379	7,378,390,379	813,550,070	813,550,070
Service Class Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net decrease	—	—	—	—

See Accompanying Notes to Financial Statements.

114

Schedules of capital stock activity (continued)

	Money Market Reserves
	Year Ended March 31, 2006(a)(c)(d)(e)(f)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Capital Class Shares
Subscriptions	50,333,803,075	50,333,803,075	45,995,178,226	45,995,178,226
Distributions reinvested	139,728,425	139,728,425	50,658,351	50,658,351
Redemptions	(51,219,712,470)	(51,219,712,470)	(47,961,384,767)	(47,961,384,767)
Net decrease	(746,180,970)	(746,180,970)	(1,915,548,190)	(1,915,548,190)
Trust Class Shares
Subscriptions	287,793,581	287,793,581	75,905,203	75,905,203
Distributions reinvested	39,804	39,804	9,461	9,461
Redemptions	(283,440,713)	(283,440,713)	(74,345,416)	(74,345,416)
Net increase (decrease)	4,392,672	4,392,672	1,569,248	1,569,248
Liquidity Class Shares
Subscriptions	5,046,191,500	5,046,191,500	4,149,220,104	4,149,220,104
Distributions reinvested	27,843,478	27,843,478	6,295,099	6,295,099
Redemptions	(4,351,333,518)	(4,351,333,518)	(4,100,620,044)	(4,100,620,044)
Net increase (decrease)	722,701,460	722,701,460	54,895,159	54,895,159
Adviser Class Shares
Subscriptions	11,702,168,245	11,702,168,245	6,064,462,349	6,064,462,349
Distributions reinvested	11,923,858	11,923,858	3,199,548	3,199,548
Redemptions	(8,724,598,854)	(8,724,598,854)	(6,118,329,925)	(6,118,329,925)
Net increase (decrease)	2,989,493,249	2,989,493,249	(50,668,028)	(50,668,028)
Investor Class Shares
Subscriptions	131,381,332	131,381,332	28,292,916	28,292,916
Distributions reinvested	452,400	452,400	8,080	8,080
Redemptions	(110,587,420)	(110,587,420)	(32,308,508)	(32,308,508)
Net increase (decrease)	21,246,312	21,246,312	(4,007,512)	(4,007,512)
Market Class Shares
Subscriptions	324,608	324,608	—	—
Distributions reinvested	3,681	3,681	—	—
Redemptions	(10,103)	(10,103)	—	—
Net increase (decrease)	318,186	318,186	—	—
Daily Class Shares
Subscriptions	20,582,290	20,582,290	4,832,078	4,832,078
Distributions reinvested	135,772	135,772	34,691	34,691
Redemptions	(20,510,745)	(20,510,745)	(5,056,284)	(5,056,284)
Net increase (decrease)	207,317	207,317	(189,515)	(189,515)
Service Class Shares
Subscriptions	20,693,419	20,693,419	150,866,673	150,866,673
Distributions reinvested	71,768	71,768	307,583	307,583
Redemptions	(22,528,058)	(22,528,058)	(225,371,327)	(225,371,327)
Net decrease	(1,762,871)	(1,762,871)	(74,197,071)	(74,197,071)

See Accompanying Notes to Financial Statements.

115

Schedules of capital stock activity (continued)

	Cash Reserves
	Year Ended March 31, 2006(a)(b)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A Shares
Subscriptions	318,181,313	318,181,313	65,300,846	65,300,846
Distributions reinvested	8,581,846	8,581,846	2,949,767	2,949,767
Redemptions	(331,793,181)	(331,793,181)	(96,998,716)	(96,998,716)
Net decrease	(5,030,022)	(5,030,022)	(28,748,103)	(28,748,103)
Class B Shares
Subscriptions	11,891,442	11,891,442	11,633,100	11,633,100
Proceeds received in connection with merger	48,772,764	48,716,804	—	—
Distributions reinvested	855,334	855,334	136,486	136,486
Redemptions	(26,290,660)	(26,290,660)	(20,246,513)	(20,246,513)
Net increase (decrease)	35,228,880	35,172,920	(8,476,927)	(8,476,927)
Class C Shares
Subscriptions	4,324,280	4,324,280	4,158,548	4,158,548
Distributions reinvested	35,850	35,850	10,608	10,608
Redemptions	(2,988,359)	(2,988,359)	(4,133,650)	(4,133,650)
Net increase (decrease)	1,371,771	1,371,771	35,506	35,506
Class Z Shares
Subscriptions	117,515,462	117,515,462	—	—
Proceeds received in connection with merger	834,964,976	834,267,422	—	—
Distributions reinvested	11,526,581	11,526,581	—	—
Redemptions	(209,834,950)	(209,834,950)	—	—
Net increase	754,172,069	753,474,515	—	—
Institutional Class Shares
Subscriptions	17,371,616,757	17,371,616,757	13,814,109,302	13,814,109,302
Distributions reinvested	182,432,067	182,432,067	69,288,212	69,288,212
Redemptions	(16,434,637,126)	(16,434,637,126)	(14,364,156,220)	(14,364,156,220)
Net increase (decrease)	1,119,411,698	1,119,411,698	(480,758,706)	(480,758,706)
Marisco Shares
Subscriptions	6,683,370	6,683,370	7,172,763	7,172,763
Distributions reinvested	356,606	356,606	145,758	145,758
Redemptions	(7,659,189)	(7,659,189)	(10,256,631)	(10,256,631)
Net decrease	(619,213)	(619,213)	(2,938,110)	(2,938,110)
Retail A Shares
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
G-Trust Shares
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—

(a) On August 22, 2005, the Fund's Investor A, B and C Shares, if applicable, were redesignated Class A, B and C Shares, respectively.

(b) Class Z Shares of the Fund commenced operations on November 18, 2005.

(c) Retail A Shares of the Fund commenced operations on November 21, 2005.

(d) G-Trust Shares of the Fund commenced operations on November 21, 2005.

(e) Market Class Shares of the Fund re-commenced operations on October 25, 2005.

  (f)  Service Class Shares were fully redeemed on March 15, 2006.

See Accompanying Notes to Financial Statements.

116

Schedules of capital stock activity (continued)

	Money Market Reserves
	Year Ended March 31, 2006(a)(c)(d)(e)(f)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net decrease	—	—	—	—
Class B Shares
Subscriptions	1,668,380	1,668,380	1,826,702	1,826,702
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	124,012	124,012	39,672	39,672
Redemptions	(3,637,272)	(3,637,272)	(4,350,630)	(4,350,630)
Net increase (decrease)	(1,844,880)	(1,844,880)	(2,484,256)	(2,484,256)
Class C Shares
Subscriptions	399,347	399,347	1,451,256	1,451,256
Distributions reinvested	9,988	9,988	3,382	3,382
Redemptions	(1,269,918)	(1,269,918)	(1,220,521)	(1,220,521)
Net increase (decrease)	(860,583)	(860,583)	234,117	234,117
Class Z Shares
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Institutional Class Shares
Subscriptions	11,519,555,241	11,519,555,241	5,180,237,811	5,180,237,811
Distributions reinvested	85,026,360	85,026,360	26,711,983	26,711,983
Redemptions	(11,158,568,454)	(11,158,568,454)	(4,228,569,658)	(4,228,569,658)
Net increase (decrease)	446,013,147	446,013,147	978,380,136	978,380,136
Marisco Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—
Net decrease	—	—	—	—
Retail A Shares
Subscriptions	17,049,565	17,049,565	—	—
Proceeds received in connection with merger	123,321,710	123,352,489	—	—
Distributions reinvested	1,898,318	1,898,318	—	—
Redemptions	(31,470,121)	(31,470,121)	—
Net increase	110,799,472	110,830,251	—	—
G-Trust Shares
Subscriptions	328,690,084	328,690,084	—	—
Proceeds received in connection with merger	920,660,792	920,431,879	—	—
Distributions reinvested	578,701	578,701	—	—
Redemptions	(469,141,635)	(469,141,635)	—
Net increase	780,787,942	780,559,029	—	—

See Accompanying Notes to Financial Statements.

117

Schedules of capital stock activity (continued)

	Treasury Reserves
	Year Ended March 31, 2006(a)(b)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Capital Class Shares
Subscriptions	16,236,488,943	16,236,488,943	29,698,008,848	29,698,008,848
Proceeds received in connection with merger	644,062,778	643,816,933	—	—
Distributions reinvested	52,755,361	52,755,361	23,541,826	23,541,826
Redemptions	(16,219,426,119)	(16,219,426,119)	(30,271,512,751)	(30,271,512,751)
Net increase (decrease)	713,880,963	713,635,118	(549,962,077)	(549,962,077)
Trust Class Shares
Subscriptions	816,221,625	816,221,625	2,892,983,392	2,892,983,392
Proceeds received in connection with merger	10,185,442	10,181,665	—	—
Distributions reinvested	109,595	109,595	24,320	24,320
Redemptions	(823,880,652)	(823,880,652)	(3,045,412,299)	(3,045,412,299)
Net increase (decrease)	2,636,010	2,632,233	(152,404,587)	(152,404,587)
Liquidity Class Shares
Subscriptions	5,072,135,084	5,072,135,084	1,897,190,699	1,897,190,699
Distributions reinvested	15,539,377	15,539,377	4,294,929	4,294,929
Redemptions	(5,072,207,336)	(5,072,207,336)	(1,835,691,288)	(1,835,691,288)
Net increase	15,467,125	15,467,125	65,794,340	65,794,340
Adviser Class Shares
Subscriptions	25,199,998,376	25,199,998,376	18,238,833,033	18,238,833,033
Proceeds received in connection with merger	36,064,928	36,051,009	—	—
Distributions reinvested	20,919,641	20,919,641	7,038,692	7,038,692
Redemptions	(22,447,288,762)	(22,447,288,762)	(17,656,021,924)	(17,656,021,924)
Net increase (decrease)	2,809,694,183	2,809,680,264	589,849,801	589,849,801
Investor Class Shares
Subscriptions	1,419,676,428	1,419,676,428	1,142,957,221	1,142,957,221
Distributions reinvested	5,518,041	5,518,041	2,541,198	2,541,198
Redemptions	(1,562,579,721)	(1,562,579,721)	(1,227,850,695)	(1,227,850,695)
Net decrease	(137,385,252)	(137,385,252)	(82,352,276)	(82,352,276)
Market Class Shares
Subscriptions	10,000	10,000	—	—
Distributions reinvested	156	156	—	—
Redemptions	—	—	—	—
Net increase	10,156	10,156	—	—
Daily Class Shares
Subscriptions	1,290,425,489	1,290,425,489	392,027,381	392,027,381
Distributions reinvested	12,539,678	12,539,678	2,187,653	2,187,653
Redemptions	(848,932,282)	(848,932,282)	(429,467,692)	(429,467,692)
Net increase (decrease)	454,032,885	454,032,885	(35,252,658)	(35,252,658)
Class A Shares
Subscriptions	3,477,891,924	3,477,891,924	5,057,768,174	5,057,768,174
Distributions reinvested	485,513	485,513	124,294	124,294
Redemptions	(3,403,420,348)	(3,403,420,348)	(5,127,921,149)	(5,127,921,149)
Net increase (decrease)	74,957,089	74,957,089	(70,028,681)	(70,028,681)

See Accompanying Notes to Financial Statements.

118

Schedules of capital stock activity (continued)

	Government Reserves
	Year Ended March 31, 2006(a)(b)(c)(d)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Capital Class Shares
Subscriptions	9,425,391,779	9,425,391,779	8,299,093,894	8,299,093,894
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	46,850,468	46,850,468	16,326,951	16,326,951
Redemptions	(9,297,496,644)	(9,297,496,644)	(8,472,355,657)	(8,472,355,657)
Net increase (decrease)	174,745,603	174,745,603	(156,934,812)	(156,934,812)
Trust Class Shares
Subscriptions	1,786,466,168	1,786,466,168	1,195,618,768	1,195,618,768
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	36,199	36,199	11,292	11,292
Redemptions	(1,649,563,621)	(1,649,563,621)	(1,237,604,567)	(1,237,604,567)
Net increase (decrease)	136,938,746	136,938,746	(41,974,507)	(41,974,507)
Liquidity Class Shares
Subscriptions	1,772,124,646	1,772,124,646	1,523,531,640	1,523,531,640
Distributions reinvested	21,599,326	21,599,326	3,952,907	3,952,907
Redemptions	(1,517,157,581)	(1,517,157,581)	(1,417,614,893)	(1,417,614,893)
Net increase	276,566,391	276,566,391	109,869,654	109,869,654
Adviser Class Shares
Subscriptions	2,302,517,393	2,302,517,393	2,246,078,708	2,246,078,708
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	11,500,129	11,500,129	5,152,157	5,152,157
Redemptions	(2,091,321,567)	(2,091,321,567)	(2,551,643,887)	(2,551,643,887)
Net increase (decrease)	222,695,955	222,695,955	(300,413,022)	(300,413,022)
Investor Class Shares
Subscriptions	1,806,474,568	1,806,474,568	1,863,974,259	1,863,974,259
Distributions reinvested	10,511,921	10,511,921	5,858,541	5,858,541
Redemptions	(1,913,789,345)	(1,913,789,345)	(2,201,590,250)	(2,201,590,250)
Net decrease	(96,802,856)	(96,802,856)	(331,757,450)	(331,757,450)
Market Class Shares
Subscriptions	32,483	32,483	—	—
Distributions reinvested	492	492	—	—
Redemptions	—	—	—	—
Net increase	32,975	32,975	—	—
Daily Class Shares
Subscriptions	1,274,404,620	1,274,404,620	652,889,722	652,889,722
Distributions reinvested	13,743,771	13,743,771	3,032,544	3,032,544
Redemptions	(1,000,608,408)	(1,000,608,408)	(703,627,772)	(703,627,772)
Net increase (decrease)	287,539,983	287,539,983	(47,705,506)	(47,705,506)
Class A Shares
Subscriptions	80,733,635	80,755,591	99,121,763	99,121,763
Distributions reinvested	678,192	678,192	266,714	266,714
Redemptions	(96,183,936)	(96,183,936)	(78,996,208)	(78,996,208)
Net increase (decrease)	(14,772,109)	(14,750,153)	20,392,269	20,392,269

See Accompanying Notes to Financial Statements.

119

Schedules of capital stock activity (continued)

	Treasury Reserves
	Year Ended March 31, 2006(a)(b)		Year Ended March 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)
Class B Shares
Subscriptions	69,056	69,056	4,539	4,539
Distributions reinvested	5,353	5,353	1,499	1,499
Redemptions	(45,463)	(45,463)	(126,714)	(126,714)
Net increase (decrease)	28,946	28,946	(120,676)	(120,676)
Institutional Class Shares
Subscriptions	3,918,280,949	3,918,280,949	3,009,675,815	3,009,675,815
Distributions reinvested	22,155,981	22,155,981	7,713,438	7,713,438
Redemptions	(3,343,050,169)	(3,343,050,169)	(3,076,502,812)	(3,076,502,812)
Net increase (decrease)	597,386,761	597,386,761	(59,113,559)	(59,113,559)
Retail A Shares
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
G-Trust Shares
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—

(a) On August 22, 2005, the Fund's Investor A and B Shares were redesignated Class A and B Shares, respectively.

(b) Market Class Shares of the Fund re-commenced operations on October 25, 2005.

(c) Retail A Shares of the Fund commenced operations on November 21, 2005.

(d) G-Trust Shares of the Fund commenced operations on November 21, 2005.

See Accompanying Notes to Financial Statements.

120

Schedules of capital stock activity (continued)

	Government Reserves
	Year Ended March 31, 2006(a)(b)(c)(d)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class B Shares
Subscriptions	158,201	158,201	374,146	374,146
Distributions reinvested	11,687	11,687	3,606	3,606
Redemptions	(638,245)	(638,245)	(590,914)	(590,914)
Net increase (decrease)	(468,357)	(468,357)	(213,162)	(213,162)
Institutional Class Shares
Subscriptions	2,348,853,355	2,348,853,355	2,390,818,865	2,390,818,865
Distributions reinvested	6,188,498	6,188,498	3,593,507	3,593,507
Redemptions	(2,355,250,919)	(2,355,250,919)	(2,646,080,103)	(2,646,080,103)
Net increase (decrease)	(209,066)	(209,066)	(251,667,731)	(251,667,731)
Retail A Shares
Subscriptions	6,446,429	6,442,002	—	—
Proceeds received in connection with merger	73,936,962	73,923,607	—	—
Distributions reinvested	1,151,768	1,151,768	—	—
Redemptions	(13,513,120)	(13,513,120)
Net increase	68,022,039	68,004,257	—	—
G-Trust Shares
Subscriptions	242,841,347	242,834,407	—	—
Proceeds received in connection with merger	292,057,321	291,979,114	—	—
Distributions reinvested	80,904	80,904	—	—
Redemptions	(288,703,219)	(288,703,219)
Net increase	246,276,353	246,191,206	—	—

See Accompanying Notes to Financial Statements.

121

Schedules of capital stock activity (continued)

	Municipal Reserves
	Year Ended March 31, 2006(a)(b)(c)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Capital Class Shares
Subscriptions	22,451,133,966	22,451,134,141	15,487,711,803	15,487,711,803
Distributions reinvested	62,395,107	62,395,107	23,700,991	23,700,991
Redemptions	(22,313,789,769)	(22,313,789,769)	(14,161,329,019)	(14,161,329,019)
Net increase (decrease)	199,739,304	199,739,479	1,350,083,775	1,350,083,775
Trust Class Shares
Subscriptions	1,383,567,940	1,383,567,940	915,329,636	915,329,636
Distributions reinvested	273,403	273,403	105,286	105,286
Redemptions	(1,270,569,246)	(1,270,569,246)	(985,416,356)	(985,416,356)
Net increase (decrease)	113,272,097	113,272,097	(69,981,434)	(69,981,434)
Liquidity Class Shares
Subscriptions	2,232,378,675	2,232,378,675	2,120,925,493	2,120,925,493
Distributions reinvested	3,829,663	3,829,663	1,897,508	1,897,508
Redemptions	(2,266,382,676)	(2,266,382,676)	(1,926,794,006)	(1,926,794,006)
Net increase (decrease)	(30,174,338)	(30,174,338)	196,028,995	196,028,995
Adviser Class Shares
Subscriptions	2,344,084,974	2,344,084,974	1,786,826,446	1,786,826,446
Distributions reinvested	5,203,904	5,203,904	2,325,220	2,325,220
Redemptions	(2,295,964,399)	(2,295,964,399)	(1,821,050,605)	(1,821,050,605)
Net increase (decrease)	53,324,479	53,324,479	(31,898,939)	(31,898,939)
Investor Class Shares
Subscriptions	173,079,265	173,079,265	177,673,491	177,673,491
Distributions reinvested	1,575,322	1,575,322	948,778	948,778
Redemptions	(192,863,028)	(192,863,028)	(241,463,530)	(241,463,530)
Net decrease	(18,208,441)	(18,208,441)	(62,841,261)	(62,841,261)
Market Class Shares
Subscriptions	10,426	10,426	—	—
Distributions reinvested	106	106	—	—
Net increase	10,532	10,532	—	—
Daily Class Shares
Subscriptions	2,631,383,997	2,631,383,997	751,254,445	751,254,445
Distributions reinvested	19,469,702	19,469,702	3,982,546	3,982,546
Redemptions	(1,873,437,132)	(1,873,437,132)	(769,150,180)	(769,150,180)
Net increase (decrease)	777,416,567	777,416,567	(13,913,189)	(13,913,189)
Class A Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net decrease	—	—	—	—

See Accompanying Notes to Financial Statements.

122

Schedules of capital stock activity (continued)

	Tax-Exempt Reserves
	Year Ended March 31, 2006(a)(d)(e)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Capital Class Shares
Subscriptions	5,708,224,499	5,708,224,499	5,501,961,853	5,501,961,853
Distributions reinvested	15,322,493	15,322,493	2,910,553	2,910,553
Redemptions	(5,797,357,044)	(5,797,357,044)	(4,997,749,629)	(4,997,749,629)
Net increase (decrease)	(73,810,052)	(73,810,052)	507,122,777	507,122,777
Trust Class Shares
Subscriptions	3,651,307,587	3,651,307,587	2,436,532,804	2,436,532,804
Distributions reinvested	584,798	584,798	173,408	173,408
Redemptions	(3,229,056,822)	(3,229,056,822)	(2,412,427,307)	(2,412,427,307)
Net increase (decrease)	422,835,563	422,835,563	24,278,905	24,278,905
Liquidity Class Shares
Subscriptions	114,992,562	114,992,562	38,913,248	38,913,248
Distributions reinvested	189,856	189,856	26,428	26,428
Redemptions	(113,282,008)	(113,282,008)	(41,339,503)	(41,339,503)
Net increase (decrease)	1,900,410	1,900,410	(2,399,827)	(2,399,827)
Adviser Class Shares
Subscriptions	125,817,201	125,817,201	10,908,813	10,908,813
Distributions reinvested	557,634	557,634	111,140	111,140
Redemptions	(116,800,541)	(116,800,541)	(10,100,957)	(10,100,957)
Net increase (decrease)	9,574,294	9,574,294	918,996	918,996
Investor Class Shares
Subscriptions	22,168,166	22,168,166	10,463,434	10,463,434
Distributions reinvested	195,159	195,159	100,562	100,562
Redemptions	(26,076,180)	(26,076,180)	(21,334,452)	(21,334,452)
Net decrease	(3,712,855)	(3,712,855)	(10,770,456)	(10,770,456)
Market Class Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Net increase	—	—	—	—
Daily Class Shares
Subscriptions	68,368,168	68,368,168	57,671,974	57,671,974
Distributions reinvested	591,587	591,587	262,204	262,204
Redemptions	(76,529,290)	(76,529,290)	(71,277,281)	(71,277,281)
Net increase (decrease)	(7,569,535)	(7,569,535)	(13,343,103)	(13,343,103)
Class A Shares
Subscriptions	16,099,148	16,099,148	20,335,607	20,335,607
Distributions reinvested	546,185	546,185	302,555	302,555
Redemptions	(20,005,867)	(20,005,867)	(42,508,347)	(42,508,347)
Net decrease	(3,360,534)	(3,360,534)	(21,870,185)	(21,870,185)

See Accompanying Notes to Financial Statements.

123

Schedules of capital stock activity (continued)

	Municipal Reserves
	Year Ended March 31, 2006(a)(b)(c)		Year Ended March 31, 2005(d)
	Shares	Dollars($)	Shares	Dollars($)
Class B Shares
Subscriptions	375	375	44,882	44,882
Proceeds received in connection with merger	188,340	187,998	—	—
Distributions reinvested	979	979	39	39
Redemptions	(103,554)	(103,554)	(45,615)	(45,615)
Net increase (decrease)	86,140	85,798	(694)	(694)
Class C Shares
Subscriptions	—	—	191,002	191,002
Distributions reinvested	—	—	321	321
Redemptions	—	—	(2,693,618)	(2,693,618)
Net decrease	—	—	(2,502,295)	(2,502,295)
Class Z Shares
Subscriptions	9,633,891	9,633,891	—	—
Proceeds received in connection with merger	55,932,806	55,825,972	—	—
Distributions reinvested	530,457	530,457	—	—
Redemptions	(11,832,320)	(11,832,320)	—	—
Net increase	54,264,834	54,158,000	—	—
Institutional Class Shares
Subscriptions	2,870,121,907	2,870,121,907	3,232,748,896	3,232,748,896
Distributions reinvested	16,602,732	16,602,732	7,135,087	7,135,087
Redemptions	(3,180,182,571)	(3,180,182,571)	(2,847,671,358)	(2,847,671,358)
Net increase (decrease)	(293,457,932)	(293,457,932)	392,212,625	392,212,625
Retail A Shares
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
G-Trust Shares
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—

(a) On August 22, 2005, the Fund's Investor A, B and C Shares, if applicable, were redesignated Class A, B and C Shares, respectively.

(b) Class Z Shares of the Fund commenced operations on November 18, 2005.

(c) Market Class Shares of the Fund re-commenced operations on October 25, 2005.

  (d)  Investor C Shares were fully redeemed on February 3, 2005.

(e) Retail A Shares of the Fund commenced operations on November 21, 2005.

(f) G-Trust Shares of the Fund commenced operations on November 21, 2005.

See Accompanying Notes to Financial Statements.

124

Schedules of capital stock activity (continued)

	Tax-Exempt Reserves
	Year Ended March 31, 2006(a)(e)(f)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class B Shares
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase (decrease)	—	—	—	—
Class C Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net decrease	—	—	—	—
Class Z Shares
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Institutional Class Shares
Subscriptions	1,413,828,247	1,413,828,247	650,052,335	650,052,335
Distributions reinvested	3,581,641	3,581,641	1,066,115	1,066,115
Redemptions	(1,383,611,255)	(1,383,611,255)	(629,820,855)	(629,820,855)
Net increase (decrease)	33,798,633	33,798,633	21,297,595	21,297,595
Retail A Shares
Subscriptions	2,028,620	2,028,620	—	—
Proceeds received in connection with merger	22,797,503	22,759,497	—	—
Distributions reinvested	219,952	219,952	—	—
Redemptions	(5,808,148)	(5,808,148)
Net increase	19,237,927	19,199,921	—	—
G-Trust Shares
Subscriptions	301,963,311	301,963,311	—	—
Proceeds received in connection with merger	885,576,915	885,520,444	—	—
Distributions reinvested	625	625	—	—
Redemptions	(385,031,299)	(385,031,299)
Net increase	802,509,552	802,453,081	—	—

See Accompanying Notes to Financial Statements.

125

Schedules of capital stock activity (continued)

	California Tax-Exempt Reserves
	Year Ended March 31, 2006(a)(b)		Year Ended March 31, 2005(c)
	Shares	Dollars($)	Shares	Dollars($)
Capital Class Shares
Subscriptions	1,587,640,715	1,587,640,715	334,272,344	334,272,344
Distributions reinvested	7,407,351	7,407,351	1,637,443	1,637,443
Redemptions	(1,269,348,842)	(1,269,348,842)	(399,406,128)	(399,406,128)
Net increase (decrease)	325,699,224	325,699,224	(63,496,341)	(63,496,341)
Trust Class Shares
Subscriptions	1,193,993,557	1,193,993,557	757,184,170	757,184,170
Distributions reinvested	427,874	427,874	169,832	169,832
Redemptions	(1,063,145,017)	(1,063,145,017)	(712,443,441)	(712,443,441)
Net increase (decrease)	131,276,414	131,276,414	44,910,561	44,910,561
Liquidity Class Shares
Subscriptions	82,911,445	82,911,445	48,179,341	48,179,341
Distributions reinvested	547,937	547,937	102,116	102,116
Redemptions	(64,247,268)	(64,247,268)	(32,792,480)	(32,792,480)
Net increase	19,212,114	19,212,114	15,488,977	15,488,977
Adviser Class Shares
Subscriptions	783,625,324	783,625,324	854,340,720	854,340,720
Distributions reinvested	11,192,485	11,192,485	4,907,876	4,907,876
Redemptions	(1,127,307,146)	(1,127,307,146)	(741,915,018)	(741,915,018)
Net increase (decrease)	(332,489,337)	(332,489,337)	117,333,578	117,333,578
Investor Class Shares
Subscriptions	960,188,582	960,188,582	589,966,471	589,966,471
Distributions reinvested	5,893,252	5,893,252	2,520,594	2,520,594
Redemptions	(984,465,009)	(984,465,009)	(717,700,716)	(717,700,716)
Net decrease	(18,383,175)	(18,383,175)	(125,213,651)	(125,213,651)
Market Class Shares
Subscriptions	10,000	10,000	—	—
Distributions reinvested	106	106	—	—
Redemptions	—	—	—	—
Net increase (decrease)	10,106	10,106	—	—
Daily Class Shares
Subscriptions	1,646,191,835	1,646,191,835	786,285,647	786,285,647
Distributions reinvested	19,552,897	19,552,897	4,446,805	4,446,805
Redemptions	(1,051,531,272)	(1,051,531,272)	(774,645,694)	(774,645,694)
Net increase	614,213,460	614,213,460	16,086,758	16,086,758
Class B Shares
Subscriptions	—	—	—	—
Distributions reinvested	88	88	19	19
Redemptions	—	—	(50)	(50)
Net increase (decrease)	88	88	(31)	(31)

See Accompanying Notes to Financial Statements.

126

Schedules of capital stock activity (continued)

	New York Tax-Exempt Reserves
	Year Ended March 31, 2006(d)(e)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Capital Class Shares
Subscriptions	128,827,751	128,826,858	16,827,375	16,827,375
Distributions reinvested	348,193	348,193	7,045	7,045
Redemptions	(107,223,214)	(107,223,214)	(15,844,527)	(15,844,527)
Net increase (decrease)	21,952,730	21,951,837	989,893	989,893
Trust Class Shares
Subscriptions	79,386,053	79,386,053	100,324,983	100,324,983
Distributions reinvested	688	688	—	—
Redemptions	(64,797,234)	(64,797,234)	(103,630,159)	(103,630,159)
Net increase (decrease)	14,589,507	14,589,507	(3,305,176)	(3,305,176)
Liquidity Class Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Adviser Class Shares
Subscriptions	9,320,916	9,320,916	—	—
Distributions reinvested	33,141	33,141	—	—
Redemptions	(6,091,622)	(6,091,622)	—	—
Net increase (decrease)	3,262,435	3,262,435	—	—
Investor Class Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net decrease	—	—	—	—
Market Class Shares
Subscriptions	202,604,151	202,604,151	14,590,022	14,590,022
Distributions reinvested	807,825	807,825	89,212	89,212
Redemptions	(185,155,670)	(185,155,670)	(16,180,624)	(16,180,624)
Net increase (decrease)	18,256,306	18,256,306	(1,501,390)	(1,501,390)
Daily Class Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Class B Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase (decrease)	—	—	—	—

See Accompanying Notes to Financial Statements.

127

Schedules of capital stock activity (continued)

California Tax-Exempt Reserves
	Year Ended March 31, 2006(a)(b)		Year Ended March 31, 2005(c)
	Shares	Dollars($)	Shares	Dollars($)
Class C Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	(199,337)	(199,337)
Net decrease	—	—	(199,337)	(199,337)
Institutional Class Shares
Subscriptions	1,716,776,122	1,716,776,122	450,676,369	450,676,369
Distributions reinvested	7,253,735	7,253,735	978,485	978,485
Redemptions	(1,147,092,251)	(1,147,092,251)	(494,590,060)	(494,590,060)
Net increase (decrease)	576,937,606	576,937,606	(42,935,206)	(42,935,206)
Retail A Shares
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
G-Trust Shares
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—

  (a)   On August 22, 2005, the Fund's Investor B and C Shares were redesignated Class B and C Shares, respectively.

  (b)   Market Class Shares commenced operations on October 25, 2005.

  (c)   Investor C Shares were fully redeemed on April 29, 2004.

  (d)   Retail A Shares of the Fund commenced operations on November 21, 2005.

  (e)   G-Trust Shares of the Fund commenced operations on November 21, 2005.

See Accompanying Notes to Financial Statements.

128

Schedules of capital stock activity (continued)

	New York Tax-Exempt Reserves
	Year Ended March 31, 2006(d)(e)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class C Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net decrease	—	—	—	—
Institutional Class Shares
Subscriptions	274,240,553	274,240,553	137,649,119	137,649,119
Distributions reinvested	2,621,114	2,621,114	727,587	727,587
Redemptions	(142,349,881)	(142,349,881)	(112,497,930)	(112,497,930)
Net increase (decrease)	134,511,786	134,511,786	25,878,776	25,878,776
Retail A Shares
Subscriptions	6,700	6,700	—	—
Proceeds received in connection with merger	4,984,141	4,984,141	—	—
Distributions reinvested	35,128	35,128	—	—
Redemptions	(4,951,960)	(4,951,960)
Net increase	74,009	74,009	—	—
G-Trust Shares
Subscriptions	9,547,333	9,547,333	—	—
Proceeds received in connection with merger	20,156,183	20,152,015	—	—
Distributions reinvested	—	—	—	—
Redemptions	(12,034,805)	(12,034,805)
Net increase	17,668,711	17,664,543	—	—

See Accompanying Notes to Financial Statements.

129

Financial highlights

For a share outstanding throughout each period

										Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)	Net assets end of period (000)	Ratio of operating expenses to average net assets(b)		Ratio of net investment income/(loss) to average net assets	Ratio of operating expenses to average net assets(b)
Cash Reserves
Capital Class Shares
Year ended 3/31/2006	$1.00	$0.0356	$(0.0356)	$1.00	3.62%	$17,884,676	0.20%		3.58%	0.27%
Year ended 3/31/2005	1.00	0.0158	(0.0158)	1.00	1.59	18,286,171	0.20		1.53	0.27
Year ended 3/31/2004	1.00	0.0100	(0.0100)	1.00	1.01	24,767,958	0.20	(c)	1.01	0.26
Year ended 3/31/2003	1.00	0.0161	(0.0161)	1.00	1.63	33,084,072	0.20	(d)	1.62	0.26
Year ended 3/31/2002	1.00	0.0320	(0.0320)	1.00	3.25	39,231,604	0.20	(d)	2.92	0.27
Trust Class Shares
Year ended 3/31/2006	$1.00	$0.0346	$(0.0346)	$1.00	3.52%	$3,711,063	0.30%		3.48%	0.37%
Year ended 3/31/2005	1.00	0.0148	(0.0148)	1.00	1.49	3,456,700	0.30		1.47	0.37
Year ended 3/31/2004	1.00	0.0090	(0.0090)	1.00	0.91	4,080,552	0.30	(c)	0.91	0.36
Year ended 3/31/2003	1.00	0.0151	(0.0151)	1.00	1.53	5,005,841	0.30	(d)	1.52	0.36
Year ended 3/31/2002	1.00	0.0310	(0.0310)	1.00	3.14	2,686,258	0.30	(d)	2.82	0.37
Liquidity Class Shares
Year ended 3/31/2006	$1.00	$0.0341	$(0.0341)	$1.00	3.46%	$1,041,913	0.35%		3.40%	0.52%
Year ended 3/31/2005	1.00	0.0143	(0.0143)	1.00	1.44	1,206,319	0.35		1.39	0.52
Year ended 3/31/2004	1.00	0.0085	(0.0085)	1.00	0.86	1,343,416	0.35	(c)	0.86	0.99
Year ended 3/31/2003	1.00	0.0146	(0.0146)	1.00	1.47	1,572,140	0.35	(d)	1.47	1.11
Year ended 3/31/2002	1.00	0.0305	(0.0305)	1.00	3.09	1,742,687	0.35	(d)	2.77	1.12
Adviser Class Shares
Year ended 3/31/2006	$1.00	$0.0331	$(0.0331)	$1.00	3.36%	$14,216,339	0.45%		3.36%	0.52%
Year ended 3/31/2005	1.00	0.0133	(0.0133)	1.00	1.34	11,085,234	0.45		1.33	0.52
Year ended 3/31/2004	1.00	0.0075	(0.0075)	1.00	0.76	12,093,316	0.45	(c)	0.76	0.51
Year ended 3/31/2003	1.00	0.0136	(0.0136)	1.00	1.37	6,834,801	0.45	(d)	1.37	0.51
Year ended 3/31/2002	1.00	0.0295	(0.0295)	1.00	2.99	7,873,470	0.45	(d)	2.67	0.52
Investor Class Shares
Year ended 3/31/2006	$1.00	$0.0321	$(0.0321)	$1.00	3.26%	$1,659,521	0.55%		3.18%	0.62%
Year ended 3/31/2005	1.00	0.0123	(0.0123)	1.00	1.23	1,814,403	0.55		1.18	0.62
Year ended 3/31/2004	1.00	0.0065	(0.0065)	1.00	0.66	2,321,369	0.55	(c)	0.66	0.61
Year ended 3/31/2003	1.00	0.0126	(0.0126)	1.00	1.27	3,621,418	0.55	(d)	1.27	0.61
Year ended 3/31/2002	1.00	0.0285	(0.0285)	1.00	2.89	4,966,158	0.55	(d)	2.57	0.62
Market Class Shares
Year ended 3/31/2006	$1.00	$0.0311	$(0.0311)	$1.00	3.15%	$2,989	0.65%		3.75%	0.72%
Year ended 3/31/2005	1.00	0.0113	(0.0113)	1.00	1.13	13	0.65		0.90	0.72
Year ended 3/31/2004	1.00	0.0055	(0.0055)	1.00	0.55	32	0.65	(c)	0.56	0.71
Year ended 3/31/2003	1.00	0.0116	(0.0116)	1.00	1.17	3,774,034	0.65	(d)	1.17	0.71
Year ended 3/31/2002	1.00	0.0275	(0.0275)	1.00	2.78	3,844,641	0.65	(d)	2.47	0.72

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)  The reimbursement from Investment Advisor (see Note 4) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

See Accompanying Notes to Financial Statements.

130

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

131

Financial highlights (continued)

For a share outstanding throughout each period

												Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets(b)		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets(b)
Cash Reserves (continued)
Daily Class Shares
Year ended 3/31/2006	$1.00	$0.0296	$(0.0296)	$1.00	3.00%		$16,936,455	0.80%		3.07%		0.87%
Year ended 3/31/2005	1.00	0.0098	(0.0098)	1.00	0.98		9,560,013	0.80		1.00		0.87
Year ended 3/31/2004	1.00	0.0040	(0.0040)	1.00	0.40		8,746,651	0.80	(c)	0.41		0.86
Year ended 3/31/2003	1.00	0.0102	(0.0102)	1.00	1.02		11,635,944	0.80	(d)	1.02		0.86
Year ended 3/31/2002	1.00	0.0260	(0.0260)	1.00	2.63		14,018,697	0.80	(d)	2.32		0.87
Service Class Shares
Period ended 10/30/2003(e)	$1.00	$0.0015	$(0.0015)	$1.00	0.15	%(f)	$—	(1.01	)%(c)(g)	0.20	%(g)	1.27	%(g)
Year ended 3/31/2003	1.00	0.0061	(0.0061)	1.00	0.62		761,802	1.20	(d)	0.62		1.26
Year ended 3/31/2002	1.00	0.0220	(0.0220)	1.00	2.22		1,037,281	1.20	(d)	1.92		1.27
Class A Shares(h)
Year ended 3/31/2006	$1.00	$0.0311	$(0.0311)	$1.00	3.15%		$251,431	0.65%		3.11%		0.72%
Year ended 3/31/2005	1.00	0.0113	(0.0113)	1.00	1.13		256,503	0.65		1.10		0.72
Year ended 3/31/2004	1.00	0.0055	(0.0055)	1.00	0.56		285,257	0.65	(c)	0.56		0.71
Period ended 3/31/2003(i)(j)	1.00	0.0117	(0.0117)	1.00	1.18	(f)	378,382	0.65	(d)(g)	1.17	(g)	0.71	(g)
Class B Shares(h)
Year ended 3/31/2006	$1.00	$0.0246	$(0.0246)	$1.00	2.49%		$57,242	1.30%		2.73%		1.37%
Year ended 3/31/2005	1.00	0.0060	(0.0060)	1.00	0.60		22,076	1.16		0.56		1.37
Year ended 3/31/2004	1.00	0.0025	(0.0025)	1.00	0.25		30,554	0.97	(c)	0.24		1.36
Year ended 3/31/2003	1.00	0.0053	(0.0053)	1.00	0.54		54,493	1.28	(d)	0.54		1.36
Year ended 3/31/2002	1.00	0.0210	(0.0210)	1.00	2.12		37,408	1.30	(d)	1.82		1.37
Class C Shares(h)
Year ended 3/31/2006	$1.00	$0.0246	$(0.0246)	$1.00	2.49%		$2,915	1.30%		2.59%		1.37%
Year ended 3/31/2005	1.00	0.0060	(0.0060)	1.00	0.60		1,543	1.18		0.55		1.37
Year ended 3/31/2004	1.00	0.0025	(0.0025)	1.00	0.25		1,508	0.98	(c)	0.23		1.36
Year ended 3/31/2003	1.00	0.0053	(0.0053)	1.00	0.54		4,811	1.28	(d)	0.54		1.36
Year ended 3/31/2002	1.00	0.0210	(0.0210)	1.00	2.12		1,357	1.30	(d)	1.82		1.37
Class Z Shares
Period ended 3/31/2006(i)	$1.00	$0.0156	$(0.0156)	$1.00	1.57	%(f)	$753,395	0.20	%(g)	4.29	%(g)	0.27	%(g)
Institutional Class Shares
Year ended 3/31/2006	$1.00	$0.0352	$(0.0352)	$1.00	3.58%		$5,988,544	0.24%		3.55%		0.31%
Year ended 3/31/2005	1.00	0.0154	(0.0154)	1.00	1.55		4,869,930	0.24		1.52		0.31
Year ended 3/31/2004	1.00	0.0096	(0.0096)	1.00	0.97		5,350,799	0.24	(c)	0.97		0.30
Year ended 3/31/2003	1.00	0.0158	(0.0158)	1.00	1.59		4,541,350	0.24	(d)	1.58		0.30
Year ended 3/31/2002	1.00	0.0316	(0.0316)	1.00	3.21		3,257,737	0.24	(d)	2.88		0.31
Marsico Shares
Year ended 3/31/2006	$1.00	$0.0321	$(0.0321)	$1.00	3.26%		$10,385	0.55%		3.19%		0.62%
Year ended 3/31/2005	1.00	0.0123	(0.0123)	1.00	1.23		11,005	0.55		1.19		0.62
Year ended 3/31/2004	1.00	0.0065	(0.0065)	1.00	0.66		13,944	0.55	(c)	0.66		0.61
Period ended 3/31/2003(i)(j)	1.00	0.0127	(0.0127)	1.00	1.28	(f)	20,755	0.55	(d)(g)	1.27	(g)	0.61	(g)

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)  The reimbursement from Investment Advisor (see Note 4) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)  Cash Reserves Service Class Shares were fully redeemed on October 30, 2003.

(f)  Not annualized.

(g)  Annualized.

(h)  On August 22, 2005, the Fund's Investor A, B and C Shares were redesignated Class A, B and C Shares, respectively.

(i)  Cash Reserves Class A, Class Z and Marsico Shares commenced operations on May 13, 2002, November 18, 2005 and May 13, 2002, respectively.

(j)  The total returns for the period ended March 31, 2003 reflect the historical return information for the Nations Prime Fund Investor A Shares and Marsico Shares, which were reorganized into Nations Cash Reserves Investor A Shares and Marsico Shares on May 10, 2002.

See Accompanying Notes to Financial Statements.

132

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

133

Financial highlights (continued)

For a share outstanding throughout each period

												Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets(b)		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets(b)
Money Market Reserves
Capital Class Shares
Year ended 3/31/2006	$1.00	$0.0357	$(0.0357)	$1.00	3.63%		$6,401,492	0.20%		3.60%		0.26%
Year ended 3/31/2005	1.00	0.0157	(0.0157)	1.00	1.58		7,148,040	0.20		1.50		0.27
Year ended 3/31/2004	1.00	0.0098	(0.0098)	1.00	0.98		9,064,090	0.20		0.98		0.26
Year ended 3/31/2003	1.00	0.0155	(0.0155)	1.00	1.56		10,092,837	0.20	(c)	1.54		0.26
Year ended 3/31/2002	1.00	0.0311	(0.0311)	1.00	3.16		11,084,336	0.20		2.85		0.28
Trust Class Shares
Year ended 3/31/2006	$1.00	$0.0347	$(0.0347)	$1.00	3.52%		$15,325	0.30%		3.71%		0.36%
Year ended 3/31/2005	1.00	0.0147	(0.0147)	1.00	1.48		10,933	0.30		1.32		0.37
Year ended 3/31/2004	1.00	0.0088	(0.0088)	1.00	0.88		9,344	0.30		0.88		0.36
Year ended 3/31/2003	1.00	0.0145	(0.0145)	1.00	1.46		60,342	0.30	(c)	1.44		0.36
Year ended 3/31/2002	1.00	0.0301	(0.0301)	1.00	3.05		1,311,771	0.30		2.75		0.38
Liquidity Class Shares
Year ended 3/31/2006	$1.00	$0.0342	$(0.0342)	$1.00	3.47%		$1,214,883	0.35%		3.56%		0.51%
Year ended 3/31/2005	1.00	0.0142	(0.0142)	1.00	1.42		492,232	0.35		1.44		0.52
Year ended 3/31/2004	1.00	0.0083	(0.0083)	1.00	0.83		437,371	0.35		0.83		1.00
Year ended 3/31/2003	1.00	0.0139	(0.0139)	1.00	1.41		497,339	0.35	(c)	1.39		1.11
Year ended 3/31/2002	1.00	0.0296	(0.0296)	1.00	3.00		566,000	0.35		2.70		1.13
Adviser Class Shares
Year ended 3/31/2006	$1.00	$0.0332	$(0.0332)	$1.00	3.37%		$4,730,117	0.45%		3.47%		0.51%
Year ended 3/31/2005	1.00	0.0132	(0.0132)	1.00	1.32		1,740,828	0.45		1.34		0.52
Year ended 3/31/2004	1.00	0.0073	(0.0073)	1.00	0.73		1,791,613	0.45		0.73		0.51
Year ended 3/31/2003	1.00	0.0129	(0.0129)	1.00	1.31		640,364	0.45	(c)	1.29		0.51
Year ended 3/31/2002	1.00	0.0286	(0.0286)	1.00	2.90		967,747	0.45		2.60		0.53
Investor Class Shares
Year ended 3/31/2006	$1.00	$0.0322	$(0.0322)	$1.00	3.27%		$107,221	0.55%		3.26%		0.61%
Year ended 3/31/2005	1.00	0.0122	(0.0122)	1.00	1.22		85,981	0.55		1.20		0.62
Year ended 3/31/2004	1.00	0.0063	(0.0063)	1.00	0.63		89,996	0.55		0.63		0.61
Year ended 3/31/2003	1.00	0.0119	(0.0119)	1.00	1.21		61,153	0.55	(c)	1.19		0.61
Year ended 3/31/2002	1.00	0.0276	(0.0276)	1.00	2.80		44,170	0.55		2.50		0.63
Market Class Shares
Period ended 3/31/2006(d)	$1.00	$0.0160	$(0.0160)	$1.00	1.62	%(e)	$318	0.65	%(f)	3.77	%(f)	0.71	%(f)
Period ended 9/25/2003(d)	1.00	0.0028	(0.0028)	1.00	0.28	(e)	—	0.65	(f)	0.53	(f)	0.72	(f)
Year ended 3/31/2003	1.00	0.0109	(0.0109)	1.00	1.11		1,235,160	0.65	(c)	1.09		0.71
Year ended 3/31/2002	1.00	0.0266	(0.0266)	1.00	2.69		1,422,125	0.65		2.40		0.73

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)  Money Market Reserves Market Class Shares were fully redeemed on September 25, 2003 and re-commenced operations on October 25, 2005.

(e)  Not annualized.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

134

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

135

Financial highlights (continued)

For a share outstanding throughout each period

												Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets(b)		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets(b)
Money Market Reserves (continued)
Daily Class Shares
Year ended 3/31/2006	$1.00	$0.0297	$(0.0297)	$1.00	3.01%		$3,795	0.80%		3.08%		0.86%
Year ended 3/31/2005	1.00	0.0097	(0.0097)	1.00	0.97		3,588	0.80		0.95		0.87
Year ended 3/31/2004	1.00	0.0038	(0.0038)	1.00	0.38		3,778	0.80		0.38		0.86
Year ended 3/31/2003	1.00	0.0095	(0.0095)	1.00	0.95		4,756	0.80	(c)	0.94		0.86
Year ended 3/31/2002	1.00	0.0251	(0.0251)	1.00	2.54		4,501	0.80		2.25		0.88
Service Class Shares
Period ended 3/15/2006(d)	$1.00	$0.0263	$(0.0263)	$1.00	2.66	%(e)(f)	$—	1.00	%(g)	2.91	%(g)	1.06	%(g)
Year ended 3/31/2005	1.00	0.0080	(0.0080)	1.00	0.80		1,762	0.95		0.53		1.07
Year ended 3/31/2004	1.00	0.0025	(0.0025)	1.00	0.25		75,965	0.95		0.23		1.22
Year ended 3/31/2003	1.00	0.0056	(0.0056)	1.00	0.56		118,713	1.19	(c)	0.55		1.26
Year ended 3/31/2002	1.00	0.0211	(0.0211)	1.00	2.13		139,024	1.20		1.85		1.28
Class B Shares(h)
Year ended 3/31/2006	$1.00	$0.0247	$(0.0247)	$1.00	2.50%		$4,625	1.30%		2.41%		1.36%
Year ended 3/31/2005	1.00	0.0060	(0.0060)	1.00	0.60		6,470	1.16		0.56		1.37
Year ended 3/31/2004	1.00	0.0025	(0.0025)	1.00	0.25		8,955	0.94		0.24		1.36
Year ended 3/31/2003	1.00	0.0049	(0.0049)	1.00	0.49		15,512	1.26	(c)	0.48		1.36
Year ended 3/31/2002	1.00	0.0201	(0.0201)	1.00	2.03		9,407	1.30		1.75		1.38
Class C Shares(h)
Year ended 3/31/2006	$1.00	$0.0246	$(0.0246)	$1.00	2.49%		$128	1.30%		2.27%		1.36%
Year ended 3/31/2005	1.00	0.0060	(0.0060)	1.00	0.60		988	1.13		0.49		1.37
Year ended 3/31/2004	1.00	0.0025	(0.0025)	1.00	0.25		754	0.93		0.25		1.36
Year ended 3/31/2003	1.00	0.0049	(0.0049)	1.00	0.49		1,072	1.27	(c)	0.47		1.36
Year ended 3/31/2002	1.00	0.0201	(0.0201)	1.00	2.03		408	1.30		1.75		1.38
Institutional Class Shares
Year ended 3/31/2006	$1.00	$0.0353	$(0.0353)	$1.00	3.59%		$2,361,622	0.24%		3.59%		0.30%
Year ended 3/31/2005	1.00	0.0153	(0.0153)	1.00	1.54		1,915,745	0.24		1.59		0.31
Year ended 3/31/2004	1.00	0.0094	(0.0094)	1.00	0.94		937,474	0.24		0.94		0.30
Year ended 3/31/2003	1.00	0.0151	(0.0151)	1.00	1.52		721,023	0.24	(c)	1.50		0.30
Year ended 3/31/2002	1.00	0.0307	(0.0307)	1.00	3.12		535,650	0.24		2.81		0.32
Retail A Shares
Period ended 3/31/2006(i)	$1.00	$0.0149	$(0.0149)	$1.00	1.50	%(f)	$110,828	0.27	%(g)	4.15	%(g)	0.33	%(g)
G-Trust Shares
Period ended 3/31/2006(i)	$1.00	$0.0152	$(0.0152)	$1.00	1.53	%(f)	$780,544	0.20	%(g)	4.22	%(g)	0.26	%(g)

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)  Columbia Money Market Reserves Service Class Shares were fully redeemed on March 15, 2006.

(e)  Performance includes return from August 31, 2005 to September 6, 2005 during which period Service Class Shares were fully redeemed.

(f)  Not annualized.

(g)  Annualized.

(h)  On August 22, 2005, the Fund's Investor B and C Shares were redesignated Class B and C Shares, respectively.

(i)  Columbia Money Market Reserves Retail A and G-Trust Shares commenced operations on November 21, 2005.

See Accompanying Notes to Financial Statements.

136

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

137

Financial highlights (continued)

For a share outstanding throughout each period

												Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets(b)		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets(b)
Treasury Reserves
Capital Class Shares
Year ended 3/31/2006	$1.00	$0.0345	$(0.0345)	$1.00	3.50%		$2,283,858	0.20%		3.51%		0.26%
Year ended 3/31/2005	1.00	0.0144	(0.0144)	1.00	1.45		1,570,292	0.20		1.41		0.27
Year ended 3/31/2004	1.00	0.0093	(0.0093)	1.00	0.94		2,120,480	0.20		0.94		0.26
Year ended 3/31/2003	1.00	0.0150	(0.0150)	1.00	1.51		2,560,626	0.20		1.52		0.26
Year ended 3/31/2002	1.00	0.0302	(0.0302)	1.00	3.06		3,715,126	0.20		2.81		0.27
Trust Class Shares
Year ended 3/31/2006	$1.00	$0.0335	$(0.0335)	$1.00	3.40%		$658,693	0.30%		3.35%		0.36%
Year ended 3/31/2005	1.00	0.0134	(0.0134)	1.00	1.35		656,083	0.30		1.31		0.37
Year ended 3/31/2004	1.00	0.0083	(0.0083)	1.00	0.84		808,567	0.30		0.84		0.36
Year ended 3/31/2003	1.00	0.0140	(0.0140)	1.00	1.41		908,826	0.30		1.42		0.36
Year ended 3/31/2002	1.00	0.0292	(0.0292)	1.00	2.96		399,582	0.30		2.71		0.37
Liquidity Class Shares
Year ended 3/31/2006	$1.00	$0.0330	$(0.0330)	$1.00	3.35%		$428,929	0.35%		3.31%		0.51%
Year ended 3/31/2005	1.00	0.0129	(0.0129)	1.00	1.30		413,480	0.35		1.32		0.52
Year ended 3/31/2004	1.00	0.0078	(0.0078)	1.00	0.79		347,723	0.35		0.79		1.03
Year ended 3/31/2003	1.00	0.0136	(0.0136)	1.00	1.36		384,984	0.35		1.37		1.16
Year ended 3/31/2002	1.00	0.0287	(0.0287)	1.00	2.90		370,139	0.35		2.66		1.17
Adviser Class Shares
Year ended 3/31/2006	$1.00	$0.0320	$(0.0320)	$1.00	3.24%		$7,418,032	0.45%		3.30%		0.51%
Year ended 3/31/2005	1.00	0.0119	(0.0119)	1.00	1.20		4,608,621	0.45		1.20		0.52
Year ended 3/31/2004	1.00	0.0068	(0.0068)	1.00	0.68		4,019,140	0.45		0.69		0.51
Year ended 3/31/2003	1.00	0.0126	(0.0126)	1.00	1.26		2,723,279	0.45		1.27		0.51
Year ended 3/31/2002	1.00	0.0277	(0.0277)	1.00	2.80		2,568,691	0.45		2.56		0.52
Investor Class Shares
Year ended 3/31/2006	$1.00	$0.0310	$(0.0310)	$1.00	3.14%		$230,999	0.55%		3.05%		0.61%
Year ended 3/31/2005	1.00	0.0109	(0.0109)	1.00	1.10		368,396	0.55		1.02		0.62
Year ended 3/31/2004	1.00	0.0058	(0.0058)	1.00	0.58		450,784	0.55		0.59		0.61
Year ended 3/31/2003	1.00	0.0116	(0.0116)	1.00	1.16		673,332	0.55		1.17		0.61
Year ended 3/31/2002	1.00	0.0267	(0.0267)	1.00	2.70		688,990	0.55		2.46		0.62
Market Class Shares
Period ended 3/31/2006(c)	$1.00	$0.0155	$(0.0155)	$1.00	1.56	%(d)	$10	0.65	%(e)	3.61	%(e)	0.71	%(e)
Period ended 9/25/2003(c)	1.00	0.0027	(0.0027)	1.00	0.27	(d)	—	0.65	(e)	0.49	(e)	0.72	(e)
Year ended 3/31/2003	1.00	0.0106	(0.0106)	1.00	1.06		1,334,965	0.65		1.07		0.71
Year ended 3/31/2002	1.00	0.0257	(0.0257)	1.00	2.60		1,381,945	0.65		2.36		0.72

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)  Treasury Reserves Market Class Shares were fully redeemed on September 25, 2003 and re-commenced operations on October 25, 2005.

(d)  Not annualized.

(e)  Annualized.

See Accompanying Notes to Financial Statements.

138

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

139

Financial highlights (continued)

For a share outstanding throughout each period

												Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets(b)		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets(b)
Treasury Reserves (continued)
Daily Class Shares
Year ended 3/31/2006	$1.00	$0.0285	$(0.0285)	$1.00	2.88%		$710,078	0.80%		3.06%		0.86%
Year ended 3/31/2005	1.00	0.0085	(0.0085)	1.00	0.85		256,064	0.80		0.83		0.87
Year ended 3/31/2004	1.00	0.0033	(0.0033)	1.00	0.33		291,341	0.80		0.34		0.86
Year ended 3/31/2003	1.00	0.0090	(0.0090)	1.00	0.91		1,159,050	0.80		0.92		0.86
Year ended 3/31/2002	1.00	0.0242	(0.0242)	1.00	2.44		1,301,678	0.80		2.21		0.87
Service Class Shares
Period ended 10/30/2003(c)	$1.00	$0.0015	$(0.0015)	$1.00	0.15	%(d)	$—	0.95	%(e)	0.19	%(e)	1.26	%(e)
Year ended 3/31/2003	1.00	0.0051	(0.0051)	1.00	0.52		292,215	1.19		0.53		1.26
Year ended 3/31/2002	1.00	0.0202	(0.0202)	1.00	2.04		330,420	1.20		1.81		1.27
Class A Shares(f)
Year ended 3/31/2006	$1.00	$0.0300	$(0.0300)	$1.00	3.04%		$707,503	0.65%		3.05%		0.71%
Year ended 3/31/2005	1.00	0.0099	(0.0099)	1.00	1.00		632,569	0.65		0.95		0.72
Year ended 3/31/2004	1.00	0.0048	(0.0048)	1.00	0.48		702,673	0.65		0.49		0.71
Period ended 3/31/2003(g)(h)	1.00	0.0107	(0.0107)	1.00	1.07	(d)	850,729	0.65	(e)	1.07	(e)	0.71	(e)
Class B Shares(f)
Year ended 3/31/2006	$1.00	$0.0235	$(0.0235)	$1.00	2.37%		$267	1.30%		2.37%		1.36%
Year ended 3/31/2005	1.00	0.0051	(0.0051)	1.00	0.51		238	1.12		0.47		1.37
Year ended 3/31/2004	1.00	0.0025	(0.0025)	1.00	0.25		359	0.90		0.24		1.36
Year ended 3/31/2003	1.00	0.0047	(0.0047)	1.00	0.47		535	1.22		0.50		1.36
Year ended 3/31/2002	1.00	0.0192	(0.0192)	1.00	1.93		180	1.30		1.71		1.37
Class C Shares(f)
Period ended 7/23/2003(c)	$1.00	$0.0008	$(0.0008)	$1.00	0.08	%(d)	$—	1.05	%(e)	0.09	%(e)	1.37	%(e)
Period ended 3/31/2003(h)	1.00	0.0017	(0.0017)	1.00	0.15	(d)	5	1.26	(e)	0.46	(e)	1.36	(e)
Institutional Class Shares
Year ended 3/31/2006	$1.00	$0.0341	$(0.0341)	$1.00	3.46%		$1,036,381	0.24%		3.51%		0.30%
Year ended 3/31/2005	1.00	0.0140	(0.0140)	1.00	1.41		439,022	0.24		1.42		0.31
Year ended 3/31/2004	1.00	0.0089	(0.0089)	1.00	0.90		498,188	0.24		0.90		0.30
Year ended 3/31/2003	1.00	0.0146	(0.0146)	1.00	1.47		538,719	0.24		1.48		0.30
Year ended 3/31/2002	1.00	0.0298	(0.0298)	1.00	3.02		383,265	0.24		2.77		0.31

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)  Treasury Reserves Service Class and Class C Shares were fully redeemed on October 30, 2003 and July 23, 2003, respectively.

(d)  Not annualized.

(e)  Annualized.

(f)  On August 22, 2005, the Fund's Investor A, B and C Shares were redesignated Class A, B and C Shares, respectively.

(g)  The total return for the period ended March 31, 2003 reflect the historical return information for the Nations Treasury Fund Class A Shares, which were reorganized into Nations Treasury Reserves Class A Shares on May 10, 2002.

(h)  Treasury Reserves Class A and C Shares commenced operations on May 13, 2002 and July 16, 2002, respectively.

See Accompanying Notes to Financial Statements.

140

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

141

Financial highlights (continued)

For a share outstanding throughout each period

												Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets(b)		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets(b)
Government Reserves
Capital Class Shares
Year ended 3/31/2006	$1.00	$0.0348	$(0.0348)	$1.00	3.53%		$1,306,727	0.20%		3.50%		0.27%
Year ended 3/31/2005	1.00	0.0152	(0.0152)	1.00	1.53		1,132,047	0.20		1.51		0.27
Year ended 3/31/2004	1.00	0.0095	(0.0095)	1.00	0.96		1,289,052	0.20		0.96		0.26
Year ended 3/31/2003	1.00	0.0151	(0.0151)	1.00	1.52		1,772,133	0.20		1.48		0.27
Year ended 3/31/2002	1.00	0.0303	(0.0303)	1.00	3.07		1,818,554	0.20		2.70		0.28
Trust Class Shares
Year ended 3/31/2006	$1.00	$0.0338	$(0.0338)	$1.00	3.43%		$387,210	0.30%		3.44%		0.37%
Year ended 3/31/2005	1.00	0.0142	(0.0142)	1.00	1.43		250,281	0.30		1.50		0.37
Year ended 3/31/2004	1.00	0.0085	(0.0085)	1.00	0.86		292,272	0.30		0.86		0.36
Year ended 3/31/2003	1.00	0.0141	(0.0141)	1.00	1.42		380,478	0.30		1.38		0.37
Year ended 3/31/2002	1.00	0.0293	(0.0293)	1.00	2.97		289,252	0.30		2.60		0.38
Liquidity Class Shares
Year ended 3/31/2006	$1.00	$0.0333	$(0.0333)	$1.00	3.38%		$687,275	0.35%		3.40%		0.52%
Year ended 3/31/2005	1.00	0.0137	(0.0137)	1.00	1.38		410,737	0.35		1.41		0.52
Year ended 3/31/2004	1.00	0.0080	(0.0080)	1.00	0.81		300,885	0.35		0.81		0.99
Year ended 3/31/2003	1.00	0.0136	(0.0136)	1.00	1.37		175,562	0.35		1.33		1.12
Year ended 3/31/2002	1.00	0.0286	(0.0286)	1.00	2.91		164,296	0.35		2.55		1.13
Adviser Class Shares
Year ended 3/31/2006	$1.00	$0.0323	$(0.0323)	$1.00	3.28%		$1,026,932	0.45%		3.28%		0.52%
Year ended 3/31/2005	1.00	0.0127	(0.0127)	1.00	1.28		804,271	0.45		1.23		0.52
Year ended 3/31/2004	1.00	0.0070	(0.0070)	1.00	0.70		1,104,735	0.45		0.71		0.51
Year ended 3/31/2003	1.00	0.0126	(0.0126)	1.00	1.27		586,412	0.45		1.23		0.52
Year ended 3/31/2002	1.00	0.0278	(0.0278)	1.00	2.81		794,855	0.45		2.45		0.53
Investor Class Shares
Year ended 3/31/2006	$1.00	$0.0313	$(0.0313)	$1.00	3.17%		$364,023	0.55%		3.11%		0.62%
Year ended 3/31/2005	1.00	0.0117	(0.0117)	1.00	1.18		460,841	0.55		1.10		0.62
Year ended 3/31/2004	1.00	0.0060	(0.0060)	1.00	0.60		792,634	0.55		0.61		0.61
Year ended 3/31/2003	1.00	0.0116	(0.0116)	1.00	1.17		578,548	0.55		1.13		0.62
Year ended 3/31/2002	1.00	0.0268	(0.0268)	1.00	2.71		1,001,552	0.55		2.35		0.63
Market Class Shares
Period ended 3/31/2006(c)	$1.00	$0.0164	$(0.0164)	$1.00	1.65	%(d)	$33	0.65	%(e)	3.83	%(e)	0.72	%(e)
Period ended 9/25/2003(c)	1.00	0.0028	(0.0028)	1.00	0.28	(d)	—	0.65	(e)	0.51	(e)	0.72	(e)
Year ended 3/31/2003	1.00	0.0106	(0.0106)	1.00	1.07		502,090	0.65		1.08		0.72
Year ended 3/31/2002	1.00	0.0258	(0.0258)	1.00	2.61		561,082	0.65		2.25		0.73

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)  Government Reserves Market Class Shares was fully redeemed on September 25, 2003 and re-commenced operations on October 25, 2005.

(d)  Not annualized.

(e)  Annualized.

See Accompanying Notes to Financial Statements.

142

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

143

Financial highlights (continued)

For a share outstanding throughout each period

												Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets(b)		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets(b)
Government Reserves (continued)
Daily Class Shares
Year ended 3/31/2006	$1.00	$0.0288	$(0.0288)	$1.00	2.92%		$591,846	0.80%		3.06%		0.87%
Year ended 3/31/2005	1.00	0.0092	(0.0092)	1.00	0.93		304,322	0.80		0.94		0.87
Year ended 3/31/2004	1.00	0.0035	(0.0035)	1.00	0.35		352,046	0.80		0.36		0.86
Year ended 3/31/2003	1.00	0.0091	(0.0091)	1.00	0.92		312,836	0.80		0.88		0.87
Year ended 3/31/2002	1.00	0.0243	(0.0243)	1.00	2.45		317,287	0.80		2.10		0.88
Service Class Shares
Period ended 9/25/2003(c)	$1.00	$0.0012	$(0.0012)	$1.00	0.12	%(d)	$—	0.97	%(e)	0.19	%(e)	1.27	%(e)
Year ended 3/31/2003	1.00	0.0052	(0.0052)	1.00	0.52		36,006	1.19		0.49		1.27
Year ended 3/31/2002	1.00	0.0203	(0.0203)	1.00	2.05		36,505	1.20		1.70		1.28
Class A Shares(f)
Year ended 3/31/2006	$1.00	$0.0303	$(0.0303)	$1.00	3.07%		$16,903	0.65%		2.98%		0.72%
Year ended 3/31/2005	1.00	0.0107	(0.0107)	1.00	1.08		31,654	0.65		1.13		0.72
Year ended 3/31/2004	1.00	0.0050	(0.0050)	1.00	0.50		11,263	0.65		0.51		0.71
Period ended 3/31/2003(g)(h)	1.00	0.0108	(0.0108)	1.00	1.08	(d)	6,069	0.65	(e)	1.03	(e)	0.72	(e)
Class B Shares(f)
Year ended 3/31/2006	$1.00	$0.0238	$(0.0238)	$1.00	2.40%		$236	1.30%		2.27%		1.37%
Year ended 3/31/2005	1.00	0.0056	(0.0056)	1.00	0.57		704	1.15		0.55		1.37
Year ended 3/31/2004	1.00	0.0025	(0.0025)	1.00	0.25		917	0.92		0.24		1.36
Year ended 3/31/2003	1.00	0.0045	(0.0045)	1.00	0.45		1,804	1.26		0.42		1.37
Year ended 3/31/2002	1.00	0.0193	(0.0193)	1.00	1.94		2,105	1.30		1.60		1.38
Class C Shares(f)
Period ended 1/06/2003(c)	$1.00	$0.0037	$(0.0037)	$1.00	0.37	%(d)	$—	1.30	%(e)	0.57	%(e)	1.37	%(e)
Year ended 3/31/2002	1.00	0.0193	(0.0193)	1.00	1.95		982	1.30		1.60		1.38
Institutional Class Shares
Year ended 3/31/2006	$1.00	$0.0344	$(0.0344)	$1.00	3.49%		$186,164	0.24%		3.56%		0.31%
Year ended 3/31/2005	1.00	0.0148	(0.0148)	1.00	1.49		186,374	0.24		1.45		0.31
Year ended 3/31/2004	1.00	0.0091	(0.0091)	1.00	0.92		438,059	0.24		0.92		0.30
Year ended 3/31/2003	1.00	0.0147	(0.0147)	1.00	1.48		81,814	0.24		1.44		0.31
Year ended 3/31/2002	1.00	0.0299	(0.0299)	1.00	3.03		86,551	0.24		2.66		0.32
Retail A Shares
Period ended 3/31/2006(i)	$1.00	$0.0146	$(0.0146)	$1.00	1.47	%(d)	$68,003	0.29	%(e)	4.06	%(e)	0.36	%(e)
G-Trust Shares
Period ended 3/31/2006(i)	$1.00	$0.0149	$(0.0149)	$1.00	1.50	%(d)	$246,188	0.20	%(e)	4.14	%(e)	0.27	%(e)

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)  Government Reserves Service Class and Class C Shares were fully redeemed on September 25, 2003 and January 6, 2003, respectively.

(d)  Not annualized.

(e)  Annualized.

(f)  On August 22, 2005, the Fund's Investor A, B and C Shares were redesignated Class A, B and C Shares, respectively.

(g)  Government Reserves Class A commenced operations on May 13, 2002.

(h)  The total return for the period ended March 31, 2003 reflect the historical return information for the Nations Government Money Market Fund Class A Shares, which were reorganized into Nations Government Reserves Class A Shares on May 10, 2002.

(i)  Government Reserves Retail A and G-Trust Shares commenced oeprations on November 21, 2005.

See Accompanying Notes to Financial Statements.

144

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

145

Financial highlights (continued)

For a share outstanding throughout each period

												Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets
Municipal Reserves
Capital Class Shares
Year ended 3/31/2006	$1.00	$0.0256	$(0.0256)	$1.00	2.59%		$3,537,820	0.20	%(b)	2.60%		0.26	%(b)
Year ended 3/31/2005	1.00	0.0128	(0.0128)	1.00	1.28		3,338,133	0.20		1.33		0.28
Year ended 3/31/2004	1.00	0.0089	(0.0089)	1.00	0.90		1,988,042	0.20		0.88		0.27
Year ended 3/31/2003	1.00	0.0127	(0.0127)	1.00	1.28		1,379,684	0.20		1.23		0.28
Year ended 3/31/2002	1.00	0.0215	(0.0215)	1.00	2.18		456,528	0.20		2.03		0.30
Trust Class Shares
Year ended 3/31/2006	$1.00	$0.0246	$(0.0246)	$1.00	2.49%		$520,422	0.30	%(b)	2.49%		0.36	%(b)
Year ended 3/31/2005	1.00	0.0118	(0.0118)	1.00	1.18		407,159	0.30		1.16		0.38
Year ended 3/31/2004	1.00	0.0079	(0.0079)	1.00	0.80		477,139	0.30		0.78		0.37
Year ended 3/31/2003	1.00	0.0117	(0.0117)	1.00	1.18		505,903	0.30		1.13		0.38
Year ended 3/31/2002	1.00	0.0205	(0.0205)	1.00	2.07		491,711	0.30		1.93		0.40
Liquidity Class Shares
Year ended 3/31/2006	$1.00	$0.0241	$(0.0241)	$1.00	2.43%		$315,658	0.35	%(b)	2.39%		0.51	%(b)
Year ended 3/31/2005	1.00	0.0113	(0.0113)	1.00	1.13		345,842	0.35		1.17		0.53
Year ended 3/31/2004	1.00	0.0074	(0.0074)	1.00	0.74		149,812	0.35		0.73		0.96
Year ended 3/31/2003	1.00	0.0113	(0.0113)	1.00	1.13		120,637	0.35		1.08		1.13
Year ended 3/31/2002	1.00	0.0200	(0.0200)	1.00	2.02		45,728	0.35		1.88		1.15
Adviser Class Shares
Year ended 3/31/2006	$1.00	$0.0231	$(0.0231)	$1.00	2.33%		$527,961	0.45	%(b)	2.33%		0.51	%(b)
Year ended 3/31/2005	1.00	0.0103	(0.0103)	1.00	1.03		474,653	0.45		1.01		0.53
Year ended 3/31/2004	1.00	0.0064	(0.0064)	1.00	0.64		506,550	0.45		0.63		0.52
Year ended 3/31/2003	1.00	0.0103	(0.0103)	1.00	1.03		284,866	0.45		0.98		0.53
Year ended 3/31/2002	1.00	0.0190	(0.0190)	1.00	1.92		158,556	0.45		1.78		0.55
Investor Class Shares
Year ended 3/31/2006	$1.00	$0.0221	$(0.0221)	$1.00	2.23%		$66,136	0.55	%(b)	2.19%		0.61	%(b)
Year ended 3/31/2005	1.00	0.0093	(0.0093)	1.00	0.93		84,348	0.55		0.88		0.63
Year ended 3/31/2004	1.00	0.0054	(0.0054)	1.00	0.54		147,189	0.55		0.53		0.62
Year ended 3/31/2003	1.00	0.0093	(0.0093)	1.00	0.93		89,289	0.55		0.88		0.63
Year ended 3/31/2002	1.00	0.0180	(0.0180)	1.00	1.82		48,022	0.55		1.68		0.65
Market Class Shares
Period ended 3/31/2006(c)	$1.00	$0.0104	$(0.0104)	$1.00	1.04	%(d)	$11	0.65	%(b)(e)	2.38	%(e)	0.71	%(b)(e)
Period ended 9/25/2003(c)	1.00	0.0023	(0.0023)	1.00	0.23	(d)	—	0.65	(e)	0.43	(e)	0.73	(e)
Year ended 3/31/2003	1.00	0.0083	(0.0083)	1.00	0.83		150,014	0.65		0.78		0.73
Year ended 3/31/2002	1.00	0.0170	(0.0170)	1.00	1.72		223,008	0.65		1.58		0.75

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)  Municipal Reserves Market Class Shares were fully redeemed on September 25, 2003 and re-commenced operations on October 25, 2005.

(d)  Not annualized.

(e)  Annualized.

See Accompanying Notes to Financial Statements.

146

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

147

Financial highlights (continued)

For a share outstanding throughout each period

														Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)		Dividends from net investment income		Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets
Municipal Reserves (continued)
Daily Class Shares
Year ended 3/31/2006	$1.00	$0.0196		$(0.0196)		$1.00	1.97%		$1,368,604	0.80	%(b)	2.02%		0.86	%(b)
Year ended 3/31/2005	1.00	0.0068		(0.0068)		1.00	0.68		591,206	0.80		0.67		0.88
Year ended 3/31/2004	1.00	0.0031		(0.0031)		1.00	0.31		605,118	0.78		0.30		0.87
Year ended 3/31/2003	1.00	0.0067		(0.0067)		1.00	0.68		526,658	0.80		0.63		0.88
Year ended 3/31/2002	1.00	0.0155		(0.0155)		1.00	1.56		637,172	0.80		1.43		0.90
Service Class Shares
Period ended 9/25/2003(c)	$1.00	$0.0012		$(0.0012)		$1.00	0.12	%(d)	$—	0.91	%(e)	0.17	%(e)	1.27	%(e)
Year ended 3/31/2003	1.00	0.0052		(0.0052)		1.00	0.52		14,001	0.96		0.47		1.28
Year ended 3/31/2002	1.00	0.0123		(0.0123)		1.00	1.24		15,001	1.16		1.03		1.30
Class B Shares(f)
Period ended 3/31/2006(g)	$1.00	$0.0066		$(0.0066)		$1.00	0.67	%(d)	$132	1.30	%(b)(e)	1.85	%(e)	1.36	%(b)(e)
Period ended 10/12/2005(g)	$1.00	$0.0063		$(0.0063)		$1.00	0.64	%(d)	—	1.30	%(b)(e)	1.21	%(e)	1.36	%(b)(e)
Year ended 3/31/2005	1.00	0.0032		(0.0032)		1.00	0.32		46	1.11		0.31		1.38
Year ended 3/31/2004	1.00	0.0019		(0.0019)		1.00	0.19		47	0.90		0.18		1.37
Year ended 3/31/2003	1.00	0.0045		(0.0045)		1.00	0.45		59	1.03		0.40		1.38
Year ended 3/31/2002	1.00	0.0113		(0.0113)		1.00	1.14		71	1.22		0.93		1.40
Class C Shares(f)
Period ended 2/3/2005(h)	$1.00	$0.0022		$(0.0022)		$1.00	0.22	%(d)	$—	1.04	%(e)	0.21	%(e)	1.38	%(e)
Year ended 3/31/2004	1.00	0.0019		(0.0019)		1.00	0.19		2,503	0.90		0.18		1.37
Year ended 3/31/2003	1.00	0.0044		(0.0044)		1.00	0.45		2,525	1.01		0.42		1.38
Period ended 3/31/2002(i)	1.00	0.0000	(j)	(0.0000	)(j)	1.00	0.00	(d)(j)	95	1.30	(e)	0.93	(e)	1.40	(e)
Class Z Shares
Period ended 3/31/2006(i)	$1.00	$0.0109		$(0.0109)		$1.00	1.09	%(d)	$54,158	0.20	%(b)(e)	2.96	%(e)	0.26	%(b)(e)
Institutional Class Shares
Year ended 3/31/2006	$1.00	$0.0252		$(0.0252)		$1.00	2.55%		$578,505	0.24	%(b)	2.49%		0.30	%(b)
Year ended 3/31/2005	1.00	0.0124		(0.0124)		1.00	1.24		871,984	0.24		1.33		0.32
Year ended 3/31/2004	1.00	0.0085		(0.0085)		1.00	0.86		479,770	0.24		0.84		0.31
Year ended 3/31/2003	1.00	0.0123		(0.0123)		1.00	1.24		204,206	0.24		1.19		0.32
Year ended 3/31/2002	1.00	0.0163		(0.0163)		1.00	1.64		85,432	0.24		1.99		0.34

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)  Municipal Reserves Service Class Shares was fully redeemed on September 25, 2003.

(d)  Not annualized.

(e)  Annualized.

(f)  On August 22, 2005, the Fund's Investor B and C Shares were redesignated Class B and C Shares, respectively.

(g)  Municipal Reserves Class B Shares was fully redeemed on October 12, 2005 and re-commenced operations on November 21, 2005.

(h)  Municipal Reserves Class C Shares was fully redeemed on February 3, 2005.

(i)  Municipal Reserves Class C and Z Shares commenced operations on March 28, 2002 and November 18, 2005, respectively.

(j)  Amount represents less than $0.0001 or 0.01%, as applicable.

See Accompanying Notes to Financial Statements.

148

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

149

Financial highlights (continued)

For a share outstanding throughout each period

										Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)	Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets	Ratio of operating expenses to average net assets
Tax-Exempt Reserves
Capital Class Shares
Year ended 3/31/2006	$1.00	$0.0251	$(0.0251)	$1.00	2.54%	$975,386	0.20	%(b)	2.58%	0.27	%(b)
Year ended 3/31/2005	1.00	0.0125	(0.0125)	1.00	1.26	1,049,210	0.20		1.31	0.28
Year ended 3/31/2004	1.00	0.0086	(0.0086)	1.00	0.87	542,057	0.20		0.84	0.27
Period ended 3/31/2003(c)	1.00	0.0095	(0.0095)	1.00	0.96 (d)	275,095	0.20	(e)	1.13 (e)	0.28	(e)
Trust Class Shares
Year ended 3/31/2006	$1.00	$0.0241	$(0.0241)	$1.00	2.44%	$2,475,660	0.30	%(b)	2.43%	0.37	%(b)
Year ended 3/31/2005	1.00	0.0115	(0.0115)	1.00	1.15	2,052,864	0.30		1.15	0.38
Year ended 3/31/2004	1.00	0.0076	(0.0076)	1.00	0.76	2,028,564	0.30		0.74	0.37
Year ended 3/31/2003	1.00	0.0113	(0.0113)	1.00	1.14	2,411,508	0.30		1.03	0.38
Year ended 3/31/2002	1.00	0.0204	(0.0204)	1.00	2.06	2,606,052	0.30		2.00	0.33
Liquidity Class Shares
Year ended 3/31/2006	$1.00	$0.0236	$(0.0236)	$1.00	2.39%	$5,292	0.35	%(b)	2.32%	0.52	%(b)
Year ended 3/31/2005	1.00	0.0110	(0.0110)	1.00	1.10	3,392	0.35		0.92	0.53
Year ended 3/31/2004	1.00	0.0071	(0.0071)	1.00	0.71	5,792	0.35		0.69	0.99
Period ended 3/31/2003(c)	1.00	0.0059	(0.0059)	1.00	0.59 (d)	1,918	0.35	(e)	0.98 (e)	1.13	(e)
Adviser Class Shares
Year ended 3/31/2006	$1.00	$0.0226	$(0.0226)	$1.00	2.28%	$20,757	0.45	%(b)	2.29%	0.52	%(b)
Year ended 3/31/2005	1.00	0.0100	(0.0100)	1.00	1.00	11,183	0.45		0.98	0.53
Year ended 3/31/2004	1.00	0.0061	(0.0061)	1.00	0.61	10,264	0.45		0.59	0.52
Period ended 3/31/2003(c)	1.00	0.0060	(0.0060)	1.00	0.60 (d)	9,661	0.45	(e)	0.88 (e)	0.53	(e)
Investor Class Shares
Year ended 3/31/2006	$1.00	$0.0216	$(0.0216)	$1.00	2.18%	$7,567	0.55	%(b)	2.12%	0.62	%(b)
Year ended 3/31/2005	1.00	0.0090	(0.0090)	1.00	0.90	11,280	0.55		0.82	0.63
Year ended 3/31/2004	1.00	0.0051	(0.0051)	1.00	0.51	22,071	0.55		0.49	0.62
Year ended 3/31/2003	1.00	0.0089	(0.0089)	1.00	0.89	138,285	0.55		0.78	0.63
Year ended 3/31/2002	1.00	0.0179	(0.0179)	1.00	1.81	210,389	0.55		1.75	0.68

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)  Tax-Exempt Reserves Capital Class, Liquidity Class and Adviser Class Shares commenced operations on June 13, 2002, September 3, 2002 and August 9, 2002, respectively.

(d)  Not annualized.

(e)  Annualized.

See Accompanying Notes to Financial Statements.

150

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

151

Financial highlights (continued)

For a share outstanding throughout each period

												Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets
Tax-Exempt Reserves (continued)
Daily Class Shares
Year ended 3/31/2006	$1.00	$0.0191	$(0.0191)	$1.00	1.93%		$28,871	0.80	%(b)	1.88%		0.87	%(b)
Year ended 3/31/2005	1.00	0.0065	(0.0065)	1.00	0.65		36,441	0.80		0.63		0.88
Year ended 3/31/2004	1.00	0.0028	(0.0028)	1.00	0.28		49,784	0.78		0.26		0.87
Year ended 3/31/2003	1.00	0.0063	(0.0063)	1.00	0.64		64,516	0.80		0.53		0.88
Year ended 3/31/2002	1.00	0.0154	(0.0154)	1.00	1.55		96,175	0.80		1.50		1.03
Class A Shares(c)
Year ended 3/31/2006	$1.00	$0.0206	$(0.0206)	$1.00	2.08%		$25,572	0.65	%(b)	2.06%		0.72	%(b)
Year ended 3/31/2005	1.00	0.0080	(0.0080)	1.00	0.80		28,934	0.65		0.75		0.73
Year ended 3/31/2004	1.00	0.0041	(0.0041)	1.00	0.41		50,803	0.65		0.39		0.72
Year ended 3/31/2003	1.00	0.0079	(0.0079)	1.00	0.79		87,141	0.65		0.68		0.73
Year ended 3/31/2002	1.00	0.0169	(0.0169)	1.00	1.70		80,108	0.65		1.65		0.68
Institutional Class Shares
Year ended 3/31/2006	$1.00	$0.0247	$(0.0247)	$1.00	2.50%		$123,606	0.24	%(b)	2.44%		0.31	%(b)
Year ended 3/31/2005	1.00	0.0121	(0.0121)	1.00	1.22		89,811	0.24		1.23		0.32
Year ended 3/31/2004	1.00	0.0082	(0.0082)	1.00	0.82		68,512	0.24		0.80		0.31
Period ended 3/31/2003(d)	1.00	0.0090	(0.0090)	1.00	0.91	(e)	23,348	0.24	(f)	1.09	(f)	0.32	(f)
Retail A Shares
Period ended 3/31/2006(g)	$1.00	$0.0101	$(0.0101)	$1.00	1.01	%(e)	$19,200	0.29	%(b)(f)	2.77	%(f)	0.36	%(b)(f)
G-Trust Shares
Period ended 3/31/2006(g)	$1.00	$0.0104	$(0.0104)	$1.00	1.04	%(e)	$802,458	0.20	%(b)(f)	2.85	%(f)	0.27	%(b)(f)

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)  On August 22, 2005, Investor A Shares was redesignated Class A Shares.

(d)  Tax-Exempt Reserves Institutional Class Shares commenced operations on June 18, 2002.

(e)  Not annualized.

(f)  Annualized.

(g)  Tax-Exempt Reserves Retail A and G-Trust Shares commenced operations on November 21, 2005.

See Accompanying Notes to Financial Statements.

152

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

153

Financial highlights (continued)

For a share outstanding throughout each period

												Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets
California Tax-Exempt Reserves
Capital Class Shares
Year ended 3/31/2006	$1.00	$0.0250	$(0.0250)	$1.00	2.53%		$431,530	0.20	%(b)	2.59%		0.26	%(b)
Year ended 3/31/2005	1.00	0.0123	(0.0123)	1.00	1.24		105,823	0.20		1.21		0.28
Year ended 3/31/2004	1.00	0.0083	(0.0083)	1.00	0.84		169,317	0.20		0.83		0.27
Year ended 3/31/2003	1.00	0.0115	(0.0115)	1.00	1.17		172,261	0.20		1.15		0.27
Year ended 3/31/2002	1.00	0.0199	(0.0199)	1.00	2.01		102,040	0.20		1.38		0.28
Trust Class Shares
Year ended 3/31/2006	$1.00	$0.0240	$(0.0240)	$1.00	2.42%		$470,430	0.30	%(b)	2.41%		0.36	%(b)
Year ended 3/31/2005	1.00	0.0113	(0.0113)	1.00	1.14		339,137	0.30		1.15		0.38
Year ended 3/31/2004	1.00	0.0073	(0.0073)	1.00	0.74		294,225	0.30		0.73		0.37
Year ended 3/31/2003	1.00	0.0105	(0.0105)	1.00	1.07		435,253	0.30		1.05		0.37
Year ended 3/31/2002	1.00	0.0189	(0.0189)	1.00	1.91		360,892	0.30		1.27		0.38
Liquidity Class Shares
Year ended 3/31/2006	$1.00	$0.0235	$(0.0235)	$1.00	2.37%		$35,797	0.35	%(b)	2.39%		0.51	%(b)
Year ended 3/31/2005	1.00	0.0108	(0.0108)	1.00	1.09		16,585	0.35		1.37		0.53
Year ended 3/31/2004	1.00	0.0068	(0.0068)	1.00	0.69		1,095	0.35		0.68		1.07
Year ended 3/31/2003	1.00	0.0101	(0.0101)	1.00	1.01		2,998	0.35		1.00		1.12
Period ended 3/31/2002(c)	1.00	0.0095	(0.0095)	1.00	0.95	(d)	1,150	0.35	(e)	1.23	(e)	1.13	(e)
Adviser Class Shares
Year ended 3/31/2006	$1.00	$0.0225	$(0.0225)	$1.00	2.27%		$260,633	0.45	%(b)	2.19%		0.51	%(b)
Year ended 3/31/2005	1.00	0.0098	(0.0098)	1.00	0.98		593,136	0.45		1.01		0.53
Year ended 3/31/2004	1.00	0.0058	(0.0058)	1.00	0.59		475,799	0.45		0.58		0.52
Year ended 3/31/2003	1.00	0.0091	(0.0091)	1.00	0.91		502,135	0.45		0.90		0.52
Year ended 3/31/2002	1.00	0.0174	(0.0174)	1.00	1.75		298,268	0.45		1.13		0.53
Investor Class Shares
Year ended 3/31/2006	$1.00	$0.0215	$(0.0215)	$1.00	2.17%		$225,846	0.55	%(b)	2.13%		0.61	%(b)
Year ended 3/31/2005	1.00	0.0088	(0.0088)	1.00	0.88		244,229	0.55		0.85		0.63
Year ended 3/31/2004	1.00	0.0048	(0.0048)	1.00	0.48		369,440	0.55		0.48		0.62
Year ended 3/31/2003	1.00	0.0081	(0.0081)	1.00	0.81		360,205	0.55		0.80		0.62
Year ended 3/31/2002	1.00	0.0164	(0.0164)	1.00	1.65		240,724	0.55		1.03		0.63
Market Class Shares
Period ended 3/31/2006(c)	$1.00	$0.0106	$(0.0106)	$1.00	1.07	%(d)	$10	0.65	%(b)(e)	2.46	%(e)	0.71	%(b)(e)

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)  California Tax-Exempt Reserves Liquidity Class and Market Class Shares commenced operations on August 10, 2001 and October 25, 2005, respectively.

(d)  Not annualized.

(e)  Annualized.

See Accompanying Notes to Financial Statements.

154

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

155

Financial highlights (continued)

For a share outstanding throughout each period

												Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets
California Tax-Exempt Reserves (continued)
Daily Class Shares
Year ended 3/31/2006	$1.00	$0.0190	$(0.0190)	$1.00	1.91%		$1,357,176	0.80	%(b)	1.94%		0.86	%(b)
Year ended 3/31/2005	1.00	0.0063	(0.0063)	1.00	0.63		742,981	0.80		0.63		0.88
Year ended 3/31/2004	1.00	0.0026	(0.0026)	1.00	0.26		726,888	0.77		0.26		0.87
Year ended 3/31/2003	1.00	0.0056	(0.0056)	1.00	0.56		792,206	0.80		0.55		0.87
Year ended 3/31/2002	1.00	0.0139	(0.0139)	1.00	1.40		814,077	0.80		0.78		0.88
Class B Shares(c)
Year ended 3/31/2006	$1.00	$0.0138	$(0.0138)	$1.00	1.39%		$7	1.30	%(b)	1.40%		1.36	%(b)
Year ended 3/31/2005	1.00	0.0029	(0.0029)	1.00	0.29		7	1.14		0.31		1.38
Year ended 3/31/2004	1.00	0.0019	(0.0019)	1.00	0.19		7	0.86		0.17		1.37
Year ended 3/31/2003	1.00	0.0022	(0.0022)	1.00	0.22		7	0.97		0.40		1.37
Year ended 3/31/2002	1.00	0.0037	(0.0037)	1.00	0.37		—	1.30		0.28		1.38
Class C Shares(c)
Period ended 4/29/2004(d)	$1.00	$0.0001	$(0.0001)	$1.00	0.01	%(e)	$—	0.96	%(f)	0.16	%(f)	1.38	%(f)
Period ended 3/31/2004(g)	1.00	0.0011	(0.0011)	1.00	0.11	(e)	199	0.84	(f)	0.19	(f)	1.37	(f)
Institutional Class Shares
Year ended 3/31/2006	$1.00	$0.0246	$(0.0246)	$1.00	2.49%		$660,513	0.24	%(b)	2.63%		0.30	%(b)
Year ended 3/31/2005	1.00	0.0119	(0.0119)	1.00	1.20		83,596	0.24		1.16		0.32
Year ended 3/31/2004	1.00	0.0079	(0.0079)	1.00	0.80		126,531	0.24		0.79		0.31
Year ended 3/31/2003	1.00	0.0106	(0.0106)	1.00	1.08		1,537	0.24		1.11		0.31
Year ended 3/31/2002	1.00	0.0061	(0.0061)	1.00	0.63		—	0.24		1.34		0.32

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.

(c)  On August 22, 2005, the Fund's Investor B and C Shares were redesignated Class B and C Shares, respectively.

(d)  California Tax-Exempt Reserves Class C Shares were fully redeemed on April 29, 2004.

(e)  Not annualized.

(f)  Annualized.

(g)  California Tax-Exempt Reserves Class C Shares commenced operations on August 1, 2003.

See Accompanying Notes to Financial Statements.

156

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

157

Financial highlights (continued)

For a share outstanding throughout each period

												Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)	Dividends from net investment income	Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets
New York Tax-Exempt Reserves
Capital Class Shares
Year ended 3/31/2006	$1.00	$0.0251	$(0.0251)	$1.00	2.53%		$24,804	0.20	%(b)	2.66%		0.34	%(b)
Year ended 3/31/2005	1.00	0.0125	(0.0125)	1.00	1.26		2,852	0.20		1.20		0.53
Year ended 3/31/2004	1.00	0.0090	(0.0090)	1.00	0.91		1,862	0.20		0.93		0.47
Year ended 3/31/2003	1.00	0.0122	(0.0122)	1.00	1.23		9,483	0.13		1.27		0.78
Period ended 3/31/2002(c)	1.00	0.0013	(0.0013)	1.00	0.13	(d)	20,015	0.20	(e)	1.03	(e)	4.51	(e)
Trust Class Shares
Year ended 3/31/2006	$1.00	$0.0241	$(0.0241)	$1.00	2.43%		$27,216	0.30	%(b)	2.46%		0.44	%(b)
Year ended 3/31/2005	1.00	0.0115	(0.0115)	1.00	1.16		12,627	0.30		1.23		0.63
Year ended 3/31/2004	1.00	0.0080	(0.0080)	1.00	0.81		15,931	0.30		0.83		0.57
Year ended 3/31/2003	1.00	0.0112	(0.0112)	1.00	1.13		17,021	0.23		1.17		0.88
Period ended 3/31/2002(c)	1.00	0.0012	(0.0012)	1.00	0.12	(d)	826	0.30	(e)	0.93	(e)	4.61	(e)
Liquidity Class Shares
Period ended 12/22/2002(f)	$1.00	$0.0094	$(0.0094)	$1.00	0.94	%(d)	$—	0.28	%(e)	1.12	%(e)	1.63	%(e)
Period ended 3/31/2002(c)	1.00	0.0013	(0.0013)	1.00	0.13	(d)	1	0.35	(e)	0.88	(e)	5.36	(e)
Adviser Class Shares
Period ended 3/31/2006(g)	$1.00	$0.0220	$(0.0220)	$1.00	2.22	%(d)	$3,262	0.45	%(b)(e)	2.44	%(e)	0.59	%(b)(e)
Period ended 8/24/2003(h)	1.00	0.0025	(0.0025)	1.00	0.25	(d)	—	0.45	(e)	0.68	(e)	1.23	(e)
Period ended 12/22/2002(f)	1.00	0.0070	(0.0070)	1.00	0.70	(d)	—	0.38	(e)	1.02		1.03	(e)
Period ended 3/31/2002(c)	1.00	0.0008	(0.0008)	1.00	0.08	(d)	1	0.45	(e)	0.78		4.76	(e)
Investor Class Shares
Period ended 12/22/2002(f)	$1.00	$0.0069	$(0.0069)	$1.00	0.69	%(d)	$—	0.48	%(e)	0.92	%(e)	1.13	%(e)
Period ended 3/31/2002(c)	1.00	0.0008	(0.0008)	1.00	0.08	(d)	1	0.55	(e)	0.68	(e)	4.86	(e)
Market Class Shares
Year ended 3/31/2006	$1.00	$0.0206	$(0.0206)	$1.00	2.07%		$29,726	0.65	%(b)	2.07%		0.79	%(b)
Year ended 3/31/2005	1.00	0.0080	(0.0080)	1.00	0.80		11,469	0.65		0.82		0.98
Period ended 3/31/2004(i)	1.00	0.0025	(0.0025)	1.00	0.25	(d)	12,970	0.65	(e)	0.48	(e)	0.78	(e)
Period ended 12/22/2002(f)	1.00	0.0068	(0.0068)	1.00	0.68	(d)	—	0.58	(e)	0.82	(e)	1.23	(e)
Period ended 3/31/2002(c)	1.00	0.0008	(0.0008)	1.00	0.08	(d)	1	0.65	(e)	0.58	(e)	4.96	(e)

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.

(c)  New York Tax-Exempt Reserves Capital Class, Trust Class, Liquidity Class, Adviser Class, Investor Class and Market Class Shares commenced operations on February 15, 2002.

(d)  Not annualized.

(e)  Annualized.

(f)  New York Tax-Exempt Reserves Liquidity Class, Adviser Class, Investor Class and Market Class Shares were fully redeemed on December 22, 2002.

(g)  New York Tax-Exempt Reserves Adviser Class Shares re-commenced operations on April 14, 2005.

(h)  New York Tax-Exempt Reserves Adviser Class Shares re-commenced operations on April 14, 2003 and was fully redeemed on August 24, 2003.

(i)  New York Tax-Exempt Reserves Market Class Shares re-commenced operations on August 25, 2003.

See Accompanying Notes to Financial Statements.

158

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

159

Financial highlights (continued)

For a share outstanding throughout each period

														Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income/(loss)		Dividends from net investment income		Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Ratio of operating expenses to average net assets
New York Tax-Exempt Reserves (continued)
Daily Class Shares
Period ended 12/22/2002(b)	$1.00	$0.0043		$(0.0043)		$1.00	0.43	%(c)	$—	0.73	%(d)	0.67	%(d)	1.38	%(d)
Period ended 3/31/2002(e)	1.00	0.0004		(0.0004)		1.00	0.04	(c)	1	0.80	(d)	0.43	(d)	5.11	(d)
Service Class Shares
Period ended 12/22/2002(b)	$1.00	$0.0018		$(0.0018)		$1.00	0.18	%(c)	$—	1.13	%(d)	0.27	%(d)	1.78	%(d)
Period ended 3/31/2002(e)	1.00	0.0000	(f)	(0.0000	)(f)	1.00	0.00	(c)(f)	1	1.20	(d)	0.03	(d)	5.51	(d)
Class B Shares(g)
Period ended 12/22/2002(b)	$1.00	$0.0018		$(0.0018)		$1.00	0.18	%(c)	$—	1.23	%(d)	0.17	%(d)	1.88	%(d)
Period ended 3/31/2002(e)	1.00	0.0000	(f)	(0.0000	)(f)	1.00	0.00	(c)(f)	1	1.30	(d)	(0.07	)(d)	5.61	(d)
Class C Shares(g)
Period ended 12/22/2002(b)	$1.00	$0.0018		$(0.0018)		$1.00	0.18	%(c)	$—	1.23	%(d)	0.17	%(d)	1.88	%(d)
Period ended 3/31/2002(e)	1.00	0.0000	(f)	(0.0000	)(f)	1.00	0.00	(c)(f)	1	1.30	(d)	(0.07	)(d)	5.61	(d)
Institutional Class Shares
Year ended 3/31/2006	$1.00	$0.0247		$(0.0247)		$1.00	2.49%		$208,614	0.24	%(h)	2.53%		0.38	%(h)
Year ended 3/31/2005	1.00	0.0121		(0.0121)		1.00	1.22		74,101	0.24		1.30		0.57
Period ended 3/31/2004(i)	1.00	0.0050		(0.0050)		1.00	0.50	(c)	48,222	0.24	(d)	0.89	(d)	0.53	(d)
Period ended 12/22/2002(b)	1.00	0.0091		(0.0091)		1.00	0.91	(c)	—	0.17	(d)	1.23	(d)	0.82	(d)
Period ended 3/31/2002(e)	1.00	0.0013		(0.0013)		1.00	1.16	(c)	1	0.24	(d)	0.99	(d)	4.55	(d)
Retail A Shares
Period ended 3/31/2006(j)	$1.00	$0.0100		$(0.0100)		$1.00	1.01	%(c)	$74	0.30	%(d)(h)	2.77	%(d)	0.44	%(d)(h)
G-Trust Shares
Period ended 3/31/2006(j)	$1.00	$0.0104		$(0.0104)		$1.00	1.04	%(c)	$17,664	0.20	%(d)(h)	2.89	%(d)	0.34	%(d)(h)

(a)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)  New York Tax-Exempt Reserves Daily Class, Service Class, Class B, Class C and Institutional Class Shares were fully redeemed on December 22, 2002.

(c)  Not annualized.

(d)  Annualized.

(e)  New York Tax-Exempt Reserves Daily Class, Service Class, Class B, Class C and Institutional Class Shares commenced operations on February 15, 2002.

(f)  Amount represents less than $0.0001 or 0.01%, as applicable.

(g)  On August 22, 2005, the Fund's Investor B and C Shares were redesignated Class B and C Shares, respectively.

(h)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(i)  New York Tax-Exempt Reserves Institutional Class Shares re-commenced operations on August 25, 2003.

(j)  New York Tax-Exempt Reserves Retail A and G-Trust Shares commenced operations on November 21, 2005.

See Accompanying Notes to Financial Statements.

160

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

161

Notes to financial statements  March 31, 2006

Note 1.  Organization

Columbia Funds Series Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following portfolios of the Trust (each a "Fund" and collectively, the "Funds"):

Fund Name	Former Fund Name
Columbia Cash Reserves	Nations Cash Reserves

Columbia Money Market Reserves	Nations Money Market Reserves

Columbia Treasury Reserves	Nations Treasury Reserves

Columbia Government Reserves	Nations Government Reserves

Columbia Municipal Reserves	Nations Municipal Reserves

Columbia Tax-Exempt Reserves	Nations Tax-Exempt Reserves

Columbia California Tax-Exempt Reserves	Nations California Tax-Exempt Reserves

Columbia New York Tax-Exempt Reserves	Nations New York Tax-Exempt Reserves

On September 23, 2005, Nations Funds Trust was renamed Columbia Funds Series Trust. Also on that date, each of the Funds (formerly known as the "Nations Funds") presented in these financial statements was renamed as disclosed above.

Investment goals: Columbia Cash Reserves, Columbia Money Market Reserves, Columbia Treasury Reserves and Columbia Government Reserves seek to preserve principal value and maintain a high degree of liquidity while providing current income. Columbia Municipal Reserves and Columbia Tax-Exempt Reserves seek to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes. Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves seek to preserve principal value and maintain a high degree of liquidity while providing current income exempt from the respective state individual income tax and federal income taxes.

Fund shares: The Funds are authorized to issue an unlimited number of shares without par value. The Funds each offer the following classes of shares: Capital Class, Trust Class, Adviser Class and Institutional Class shares. Columbia Cash Reserves also offers Liquidity Class, Investor Class, Market Class, Daily Class, Class A, Class B, Class C, Class Z and Marsico shares. Columbia Money Market Reserves also offers Liquidity Class, Investor Class, Market Class, Daily Class, Class B, Class C, Retail A and G-Trust shares. Columbia Treasury Reserves also offers Liquidity Class, Investor Class, Market Class, Daily Class, Class A and Class B shares. Columbia Government Reserves also offers Liquidity Class, Investor Class, Market Class, Daily Class, Class A, Class B, Retail A and G-Trust shares. Columbia Municipal Reserves also offers Liquidity Class, Investor Class, Market Class, Daily Class, Class B and Class Z shares. Columbia Tax-Exempt Reserves also offers Liquidity Class, Investor Class, Daily Class, Class A, Retail A and G-Trust shares. Columbia California Tax-Exempt Reserves also offers Liquidity Class, Investor Class, Market Class, Daily Class and Class B shares. Columbia New York Tax-Exempt Reserves also offers Market Class, Retail A and G-Trust shares.

Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class. Effective August 22, 2005, Investor A, B and C shares of the Funds were renamed Class A, B and C Shares, respectively. Retail A and G-Trust shares commenced operations on November 21, 2005. Class Z shares of Columbia Cash Reserves and Columbia Municipal Reserves commenced operations on November 18, 2005. Market Class shares of Columbia California Tax-Exempt Reserves commenced operations on October 25, 2005. Service Class shares of Columbia Money Market Reserves were fully redeemed on March 15, 2006. Retail A and G-Trust shares are closed to new investors.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security valuation: Securities are valued on the basis of amortized cost, which approximates current market value. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant accretion to maturity of any discount or amortization of any premium, as long as the effect of fluctuating interest rates on the market value of the instrument is not significant. Restricted securities and certain other assets may be valued in accordance with procedures adopted by the Board of Trustees.

162

Notes to financial statements (continued)  March 31, 2006

Security transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia Management Advisors, LLC ("Columbia") is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Reverse repurchase agreements: Each Fund may enter into reverse repurchase agreements with institutions that the Funds' investment adviser has determined are creditworthy. Under the terms of a typical reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to have segregated assets with a current value at lease equal to the Fund's obligations arising under the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. In the even that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. For the year ended March 31, 2006, there were no open reverse repurchase agreements.

Income recognition: Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged directly to such Fund or class.

Distributions to shareholders: Distributions from net investment income are declared daily and paid monthly for each of the Funds. Each Fund will distribute net realized short-term capital gains at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax status: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

163

Notes to financial statements (continued)  March 31, 2006

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Cash Reserves	$(45,892)	$(4,786)	$50,678
Columbia Money Market Reserves	(169,447)	(7,759)	177,206
Columbia Treasury Reserves	(200,028)	2,195	197,833
Columbia Government Reserves	(600)	(5,647)	6,247
Columbia Municipal Reserves	742	(90,621)	89,879
Columbia Tax-Exempt Reserves	(74,893)	(2,855)	77,748
Columbia California Tax-Exempt Reserves	(810)	78	732
Columbia New York Tax-Exempt Reserves	150	(1,411)	1,261

Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

	3/31/06			3/31/05
Fund	Tax- Exempt Income	Ordinary Income*	Long-Term Capital Gains	Tax- Exempt Income	Ordinary Income*	Long-Term Capital Gains
Columbia Cash Reserves	$—	$1,851,943,060	$—	$—	$732,254,437	$—
Columbia Money Market Reserves	—	479,712,680	—	—	151,326,305	—
Columbia Treasury Reserves	—	385,544,555	—	—	113,331,412	—
Columbia Government Reserves	—	154,896,184	—	—	52,549,984	—
Columbia Municipal Reserves	156,478,021	442,983	—	63,476,174	179,242	9,413
Columbia Tax-Exempt Reserves	91,873,906	398,273	1,632	34,857,554	45,636	2,275
Columbia California Tax-Exempt Reserves	63,632,616	282,042	—	18,392,586	38,483	12,616
Columbia New York Tax-Exempt Reserves	4,482,787	7,132	—	1,069,069	14,131	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized (Depreciation)*
Columbia Cash Reserves	$—	$76,930,097	$—	$—
Columbia Money Market Reserves	—	28,658,247	—	(14,473)
Columbia Treasury Reserves	—	28,285,955	—	—
Columbia Government Reserves	—	5,250,879	—	—
Columbia Municipal Reserves	4,014,846	—	—	(31,324)
Columbia Tax-Exempt Reserves	8,594,272	—	—	—
Columbia California Tax-Exempt Reserves		1,288,563	—	—
Columbia New York Tax-Exempt Reserves	122,102	526	—	—

*  The difference between book-basis and tax-basis net unrealized depreciation is primarily due to wash sales.

164

Notes to financial statements (continued)  March 31, 2006

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Fund	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Money Market Reserves	$—	$(14,473)	$(14,473)
Columbia Municipal Reserves	—	(31,324)	(31,324)

The following capital loss carryforwards, determined as of March 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	Expiring in 2007	Expiring in 2008	Expiring in 2009	Expiring in 2010	Expiring in 2011	Expiring in 2012	Expiring in 2013	Expiring in 2014
Columbia Cash Reserves	$41,322	$355	$—	$—	$67,233	$1,291,598	$1,218,785	$2,539,550
Columbia Money Market Reserves	—	—	—	—	—	—	739,161	508,123
Columbia Treasury Reserves	—	—	—	16,924	20,714	7,012	422,339	711,196
Columbia Government Reserves	—	—	—	—	—	—	132,811	204,834
Columbia Municipal Reserves	—	9,115	10,994	41,954	63	—	—	—
Columbia Tax-Exempt Reserves	—	—	—	—	—	—	—	56,995
Columbia California Tax-Exempt Reserves	—	—	—	—	—	—	—	7,166

During the year ended March 31, 2006, the following Funds utilized capital losses as follows:

Fund	Capital Losses Expired	Capital Losses Utilized
Columbia Treasury Reserves $ 9,313		$—
Columbia Municipal Reserves	—	28,921
Columbia New York Tax-Exempt Reserves	—	196

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2006, the following Funds elected to defer losses occurring between November 1, 2005 and March 31, 2006 under these rules as follows:

Fund	Capital Losses Deferred
Columbia Cash Reserves	$5,921,817
Columbia Money Market Reserves	263,728
Columbia Treasury Reserves	234,781
Columbia Government Reserves	87,041
Columbia California Tax-Exempt Reserves	44,680

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America N.A., which in turn is a wholly-owned subsidiary of BOA, was the investment advisor to the Funds, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly at the annual rate of 0.15% of each Fund's average daily net assets.

Administration fee: Columbia provides administrative and other services to the Funds. Prior to August 22, 2005, BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of BOA, served as the administrator to the Funds under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Funds.

Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly at the annual rate of 0.10% of each Fund's average daily net assets less the fees payable by the Funds under the pricing and bookkeeping agreement described below.

165

Notes to financial statements (continued)  March 31, 2006

Pricing and Bookkeeping Fees: Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual fee of $38,000 paid monthly. In addition, each of the Funds pays a monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Funds also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.

Transfer agent fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to August 22, 2005, PFPC, Inc. ("PFPC") served as the transfer agent for the Funds' shares and BOA served as the sub-transfer agent for the Capital Class Shares and Trust Class Shares of the Funds. BOA was entitled to receive from PFPC a fee equal to the costs incurred by BOA in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Capital Class Shares and Trust Class Shares of each Fund. These amounts are included in "Transfer agent fees" on the Statements of operations. For the period ended August 22, 2005, BOA earned sub-transfer agent fees from the Funds as follows:

Fund	Sub-Transfer Agent Fee
Columbia Cash Reserves	$84,149
Columbia Money Market Reserves	4,312
Columbia Treasury Reserves	9,457
Columbia Government Reserves	4,233
Columbia Municipal Reserves	10,330
Columbia Tax-Exempt Reserves	29,510
Columbia California Tax-Exempt Reserves	4,825
Columbia New York Tax-Exempt Reserves	157

Underwriting discounts, service and distribution fees: Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares. Prior to August 22, 2005, BACAP Distributors served as the distributor of the Funds' shares, under the same fee structure. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., which was then renamed Columbia

166

Notes to financial statements (continued)  March 31, 2006

Management Distributors, Inc. For the year ended March 31, 2006, the Distributor has retained net underwriting discounts and net contingent deferred sales charge ("CDSC") fees as follows:

	Contingent Deferred Sales Charge
Fund	Investor	Class A	Class B	Class C
Columbia Cash Reserves	$—	$—	$138,257	$—
Columbia Money Market Reserves	—	—	36,068	—
Columbia Treasury Reserves	—	—	95	—
Columbia Government Reserves	—	—	180	—
Columbia Municipal Reserves	—	—	1,395	—
Columbia Tax-Exempt Reserves	—	—	—	—
Columbia California Tax-Exempt Reserves	—	—	—	—
Columbia New York Tax-Exempt Reserves	—	—	—	—

The Trust has adopted distribution plans ("Distribution Plans") for the Liquidity Class, Market Class, Daily Class, Investor Class, Class A, Class B, Class C and Service Class shares of the Funds. The Distribution Plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares.

The Trust also has adopted shareholder servicing plans ("Servicing Plans") for the Liquidity Class, Adviser Class, Market Class, Daily Class, Investor Class, Class A, Class B, Class C, Service Class, Marsico and Retail A shares of the Funds. The Servicing Plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided.

The Trust also has adopted shareholder administration plans ("Administration Plans") for the Class A, Class B, Class C, Trust Class, Marsico and Institutional Class shares of the Funds. Under the Administration Plans, the Funds may pay servicing agents that have entered into a shareholder administration agreement with the Trust for certain shareholder support services that are provided to holders of the classes' shares. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate (after fee waivers)	Plan Limit
Distribution Plans:
Liquidity Class shares	0.15%*	0.25%**
Investor Class and Class A shares	0.10%	0.10%
Market Class shares	0.20%	0.20%
Daily Class shares	0.35%	0.35%
Service Class shares	0.55%	0.55%
Class B and Class C shares	0.75%	0.75%
Servicing Plans:
Liquidity Class shares	0.15%*	0.25%**
Adviser Class, Investor Class, Market Class, Daily Class, Service Class, Class A, Class B, Class C and Marsico shares	0.25%	0.25%
Retail A shares (Money Market Reserves)	0.07%	0.07%
Retail A shares (Columbia Government Reserves and Columbia Tax-Exempt Reserves)	0.09%	0.09%
Retail A shares (Columbia New York Tax-Exempt Reserves)	0.10%	0.10%
Administration Plans:
Trust Class, Class A, Class B, Class C and Marsico shares	0.10%	0.10%
Institutional Class shares	0.04%	0.04%

*  The Distributor has contractually agreed to waive Distribution Plan fees and/or Shareholder Servicing Plan fees through July 31, 2006 as a percentage of each Fund's Liquidity Class shares average daily net assets at an annual rate of 0.10%, not to exceed an annual combined waiver of 0.10%.

**  To the extent that any Liquidity Class shares of the Funds make payments pursuant to the Distribution Plan and/or the Shareholder Servicing Plan, the total of such payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund's Liquidity Class shares.

167

Notes to financial statements (continued)  March 31, 2006

Expense limits and fee reimbursements: Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees) exceed the annual rate of 0.20% of each Fund's average daily net assets. There is no guarantee that these expense limitations will continue after July 31, 2006.

Columbia is entitled to recover from the Funds any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery.

Under the Distribution Plan for the Liquidity Class shares, the Trust is currently not reimbursing the Distributor for distribution expenses for Liquidity Class shares. Unreimbursed expenses incurred by the Distributor in a given year may not be recovered by the Distributor in subsequent years.

At March 31, 2006, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

	Amount of potential recovery expiring:			Total potential	Amount recovered during the year ended
Fund	3/31/09	3/31/08	3/31/07	recovery	3/31/06
Columbia Cash Reserves	$35,824,540	$34,904,875	$40,691,765	$111,421,180	$—
Columbia Money Market Reserves	8,370,498	6,835,699	8,258,169	23,464,366	—
Columbia Treasury Reserves	7,192,269	6,279,401	6,498,721	19,970,391	—
Columbia Government Reserves	3,091,325	2,818,040	3,129,315	9,038,680	—
Columbia Municipal Reserves	4,105,444	4,109,837	2,700,355	10,915,636	—
Columbia Tax-Exempt Reserves	2,609,632	2,442,542	2,014,609	7,066,783	—
Columbia California Tax-Exempt Reserves	1,863,131	1,624,369	1,512,909	5,000,409	—
Columbia New York Tax-Exempt Reserves	263,365	294,863	135,951	694,179	—

Fees paid to officers and trustees: All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves) another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Deferred Trustees' fees" on the Statements of assets and liabilities.

Custody credits: Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. Each Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Other: Certain other affiliated Columbia Funds have made daily investments of cash balances in Columbia Tax-Exempt Reserves pursuant to an exemptive order received from the Securities and Exchange Commission. At March 31, 2006, approximately 1.31% of the net assets of Columbia Tax-Exempt Reserves were held by other affiliated Columbia Funds. The fees earned by Columbia from such investments are included as "Investment advisory fee" and "Administration fee" in the Statements of operations.

Note 5.  Shares of beneficial interest

As of March 31, 2006, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of

168

Notes to financial statements (continued)  March 31, 2006

these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Cash Reserves	3	52.1%
Columbia Money Market Reserves	3	81.4
Columbia Treasury Reserves	4	72.7
Columbia Government Reserves	3	75.7
Columbia Municipal Reserves	3	55.7
Columbia Tax-Exempt Reserves	2	90.6
Columbia California Tax-Exempt Reserves	1	14.1
Columbia New York Tax-Exempt Reserves	2	25.4

In addition, as of March 31, 2006, several of the Funds had shareholders that held greater than 5% of the shares outstanding and Bank of America and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Cash Reserves	1	31.2%
Columbia Money Market Reserves	2	12.9
Columbia Treasury Reserves	2	18.4
Columbia Government Reserves	1	18.6
Columbia Municipal Reserves	1	31.1
Columbia California Tax-Exempt Reserves	1	70.4
Columbia New York Tax-Exempt Reserves	1	66.4

Note 6.  Disclosure of significant risks and contingencies

Legal Proceedings:

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has

169

Notes to financial statements (continued)  March 31, 2006

been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

Note 7.  Business combinations & mergers

On November 18, 2005, Columbia Money Market Fund and Columbia Daily Income Company (collectively, the "Target Funds") merged into Columbia Cash Reserves. Columbia Cash Reserves received a tax-free, for federal income tax purposes, transfer of assets from Columbia Money Market Fund and Columbia Daily Income Company as follows:

	Shares Issued	Net Assets Received
Columbia Money Market Fund	435,052,702	$433,857,357
Columbia Daily Income Company	448,685,038	449,126,869
Net Assets of Columbia Cash Reserves Prior to Combination	Net Assets of the Target Funds Immediately Prior to Combination	Net Assets of Columbia Cash Reserves Immediately After Combination
$55,642,310,339	$882,984,226	$56,525,294,565

170

Notes to financial statements (continued)  March 31, 2006

On November 18, 2005, Galaxy Money Market Fund merged into Columbia Money Market Reserves. Columbia Money Market Reserves received a tax-free transfer of assets from Galaxy Money Market Fund as follows:

	Shares Issued	Net Assets Received
Galaxy Money Market Fund	1,043,982,502	$1,043,784,368
Net Assets of Columbia Money Market Reserves Prior to Combination	Net Assets of Galaxy Money Market Fund Immediately Prior to Combination	Net Assets of Columbia Money Market Reserves Immediately After Combination
$13,850,976,823	$1,043,784,368	$14,894,761,191

On November 18, 2005, Galaxy Institutional Treasury Money Market Fund merged into Columbia Treasury Reserves. Columbia Treasury Reserves received a tax-free transfer of assets from Galaxy Institutional Treasury Money Market Fund as follows:

	Shares Issued	Net Assets Received
Galaxy Institutional Treasury Money Market Fund	690,313,148	$690,049,607
Net Assets of Columbia Treasury Reserves Prior to Combination	Net Assets of Galaxy Institutional Treasury Money Market Fund Immediately Prior to Combination	Net Assets of Columbia Treasury Reserves Immediately After Combination
$12,576,174,548	$690,049,607	$13,266,224,155

On November 18, 2005, Galaxy U.S. Treasury Money Market Fund merged into Columbia Government Reserves. Columbia Government Reserves received a tax-free transfer of assets from Galaxy U.S. Treasury Money Market Fund as follows:

	Shares Issued	Net Assets Received
Galaxy U.S. Treasury Money Market Fund	365,994,283	$365,902,721
Net Assets of Columbia Government Reserves Prior to Combination	Net Assets of Galaxy U.S. Treasury Money Market Fund Immediately Prior to Combination	Net Assets of Columbia Government Reserves Immediately After Combination
$4,107,145,694	$365,902,721	$4,473,048,415

On November 18, 2005, Columbia Municipal Money Market Fund merged into Columbia Municipal Reserves. Columbia Municipal Reserves received a tax-free transfer of assets from Columbia Municipal Money Market Fund as follows:

	Shares Issued	Net Assets Received
Columbia Municipal Money Market Fund	56,121,146	$56,013,970
Net Assets of Columbia Municipal Reserves Prior to Combination	Net Assets of Columbia Municipal Money Market Fund Immediately Prior to Combination	Net Assets of Columbia Municipal Reserves Immediately After Combination
$6,974,613,168	$56,013,970	$7,030,661,222

171

Notes to financial statements (continued)  March 31, 2006

On November 18, 2005, Galaxy Tax-Exempt Money Market Fund merged into Columbia Tax-Exempt Reserves. Columbia Tax-Exempt Reserves received a tax-free transfer of assets from Galaxy Tax-Exempt Money Market Fund as follows:

	Shares Issued	Net Assets Received
Galaxy Tax-Exempt Money Market Fund	908,374,418	908,279,941
Net Assets of Columbia Tax-Exempt Reserves Prior to Combination	Net Assets of Galaxy Tax-Exempt Money Market Fund Immediately Prior to Combination	Net Assets of Columbia Tax-Exempt Reserves Immediately After Combination
$3,514,646,412	$908,279,941	$4,422,926,353

On November 18, 2005, Galaxy New York Municipal Money Market Fund merged into Columbia New York Tax-Exempt Reserves. Columbia New York Tax-Exempt Reserves received a tax-free transfer of assets from Galaxy New York Municipal Money Market Fund as follows:

	Shares Issued	Net Assets Received
Galaxy New York Municipal Money Market Fund	25,140,324	$25,136,156
Net Assets of Columbia New York Tax- Exempt Reserves Prior to Combination	Net Assets of Galaxy New York Municipal Money Market Fund Immediately Prior to Combination	Net Assets of Columbia New York Tax-Exempt Reserves Immediately After Combination
$165,191,308	$25,136,156	$190,327,464

172

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust (formerly Nations Funds Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Cash Reserves (formerly Nations Cash Reserves), Columbia Money Market Reserves (formerly Nations Money Market Reserves), Columbia Treasury Reserves (formerly Nations Treasury Reserves), Columbia Government Reserves (formerly Nations Government Reserves), Columbia Municipal Reserves (formerly Nations Municipal Reserves), Columbia Tax-Exempt Reserves (formerly Nations Tax-Exempt Reserves), Columbia California Tax-Exempt Reserves (formerly Nations California Tax-Exempt Reserves) and Columbia New York Tax-Exempt Reserves (formerly Nations New York Tax-Exempt Reserves) (constituting part of Columbia Funds Series Trust, hereafter collectively referred to as the "Funds") at March 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a text basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

173

Tax information  (unaudited)

Each Fund designates the maximum amount allowable as qualified interest income for non-U.S. shareholders, as provided in the American Jobs Creation Act of 2004.

For the fiscal year ended March 31, 2006, the following percentage of distributions made from net investment income of the Columbia Money Market Funds are exempt for Federal income tax purposes. A portion of the income may also be subject to federal alternative minimum tax.

Fund	Federal exempt Percentage
Columbia Municipal Reserves	99.7%
Columbia Tax-Exempt Reserves	99.6%
Columbia California Tax-Exempt Reserves	99.6%
Columbia New York Tax-Exempt Reserves	99.9%

174

Fund Governance

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

175

Fund Governance (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

176

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Government Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax-Exempt Reserves, Columbia Tax-Exempt Reserves and Columbia Treasury Reserves. The investment advisory agreements with CMA are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 16-17, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of CMA. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Board received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of the Funds and CMA. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Funds' Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Board considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

177

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and the expense and performance rankings of each Fund in the Lipper data, CMA apprised the Boards of individual characteristics (such as: poor rankings in terms of management fees, overall expenses or performance or a combination of below-average to poor performance and below-average to poor management fee and expense rankings) of any Fund that they believed warranted further investigation by the Board.

The Board considered the impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in Net Advisory Rates and/or total expenses of certain Funds, including in conjunction with certain recent Fund mergers. The Board also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

The Board also reviewed and considered a report prepared and provided by Eric Sirri, the Independent Fee Consultant to the Funds appointed pursuant to the NYAG Settlement. Mr. Sirri's report included information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

The Board concluded that the factors noted above, and other factors, supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of

178

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including institutional investors. The Board concluded that, where the Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Funds. Such benefits could include, among others, benefits attributable to CMA's relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, a portfolio review and fund performance reports. In addition, the Board confers with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

179

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance

between the Office of Attorney General of New York State and

Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.

November 17, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Nations Funds, only if the Independent Members (as such term is defined in the AOD) of the Nations Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Nations Funds. This report is the annual written evaluation of the Nations Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.2

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Nations Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the [Nations] Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a [Nations] Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the [Nations] Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Nations Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Nations Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Nations Funds and comparable non- Nations Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC, which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

2  CMG is in the process of renaming the Nations Funds. Throughout this report, unless otherwise noted, the names "Nations Funds" and "Columbia Funds" will be used interchangeably.

180

Management Fee Evaluation By Independent Fee Consultant (continued)

Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Nations Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved. In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Nations Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Nations Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Nations Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of the CMG staff to gain an understanding of the organizational structure and personnel involved in running the Nations fund family. Exhibit 1 lists the CMG staff that I or consultants retained by me have had contact with over the past four months.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management

181

Management Fee Evaluation By Independent Fee Consultant (continued)

have discussed issues relating to management agreements and performance of Nations Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Nations Funds met in advance of the October Section 15(c) contact approval meeting to review certain fee, performance and other data for the Nations Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Nations Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee/performance "screens." The seven screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Negative ranking for 1-year performance vs. actual management fee category;

e. Negative ranking for 1-year performance vs. total expense category;

f. Negative ranking for 3-year performance vs. actual management fee category;

g. Negative ranking for 3-year performance vs. total expense category.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Nations Funds.

IV. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Nations Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Nations Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Nations Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 57.57 percent of Nations Funds have performance higher than the median of their respective Lipper performance universe, and 53.97 percent of Nations Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Nations Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Nations Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 71.21 percent of Nations Funds have expenses below the median of their Lipper expense universe, and 71.21 percent of Nations Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Nations Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often through the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings for funds in non-advisory expenses.

182

Management Fee Evaluation By Independent Fee Consultant (continued)

4. Profitability to CMG of the individual funds ranges widely and the overall profitability to CMG of its relationship with the Nations Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary for me to better assess fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Nations Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 56.36 (31 out of 55) of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing. My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

183

COLUMBIA FUNDS

Columbia Funds

Growth funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed fund	Columbia Tax-Managed Growth Fund

Specialty funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

Taxable Bond funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

184

Columbia Funds

Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds	Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

185

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186

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187

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188

IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Funds

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street
Boston MA 02110

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Money Market Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

189

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an
e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Money Market Funds   Annual Report, March 31, 2006

Columbia Management.

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

PRSRT STD
U.S. Postage
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SHC-42/109622-0306 (05/06) 06/11185

Index Funds

Annual report for the year ended
March 31, 2006

Columbia Large Cap
Index Fund

(formerly Nations LargeCap
Index Fund)

Columbia Large Cap Enhanced Core Fund

(formerly Nations LargeCap
Enhanced Core Fund)

Columbia Mid Cap Index Fund

(formerly Nations MidCap Index Fund)

Columbia Small Cap
Index Fund

(formerly Nations SmallCap
Index Fund)

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's
Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Columbia Funds. This material must be preceded or accompanied by a current Columbia Funds prospectus.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, LLC (CMA) is an SEC-registered investment advisor, an indirect, wholly-owned subsidiary of Bank of America Corporation and part of Columbia Management Group, LLC.

Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Letter

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure — the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal1.

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L.Wilson
President, Columbia Funds

1Past performance is no guarantee of future results.

Portfolio commentary and shareholder expense example

Columbia Large Cap Index Fund	3

Columbia Large Cap Enhanced Core Fund	8

Columbia Mid Cap Index Fund	14

Columbia Small Cap Index Fund	19

Financial statements

Investment portfolios	24

Statements of assets and liabilities	52

Statements of operations	54

Statements of changes in net assets	56

Schedules of capital stock activity	58

Financial highlights	62

Notes to financial statements	70

Report of independent registered public accounting firm	82

Tax information	83

Fund governance	84

Board consideration and re-approval of investment advisory agreements	86

Management fee evaluation by independent fee consultant	89

Columbia funds	93

Important information about this report	97

Columbia Large Cap Index Fund

(formerly Nations LargeCap Index Fund)

Portfolio Manager's Commentary*

In the following interview, the fund's portfolio manager shares his views on Columbia Large Cap Index Fund's performance for the 12-month period ended March 31, 2006.

Investment Objective

The fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.**

Performance Review

For the 12-month period ended March 31, 2006, Columbia Large Cap Index Fund's class A shares provided shareholders with a total return of 11.27%.***

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

Columbia Large Cap Index Fund seeks to provide investors with the potential for returns (before fees and expenses) that closely approximate the fund's benchmark, the S&P 500 Index.

How did the fund perform during the past 12 months?

During the 12-month period ended March 31, 2006, Columbia Large Cap Index Fund's class A shares returned 11.27%. The S&P 500 Index returned 11.73%. As an unmanaged index, the S&P 500 Index does not have fees or any of the other expenses of investing.

What economic and market factors affected performance during the past 12 months?

A positive economic environment and rising corporate profits helped boost the stock market to a solid return for the period. Despite rising energy prices, higher short-term interest rates and the impact of two devastating hurricanes midway through the period, American consumers continued to buoy the economy and business spending kicked in to support new job growth. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially at the end of the period.

Which sectors proved favorable during the period?****

Within the S&P 500 Index, the best performing sectors for the reporting period were energy, financials and telecommunications services. Higher commodity prices drove the energy stocks in the index up 20%. Financial stocks held up as interest rates changed at a modest pace. The sector got a boost from strong stock market activities by corporations and retail investors. Consolidation attracted investor attention to the telecommunications services sector.

Which sectors proved unfavorable during the period?

Consumer discretionary and consumer staples stocks were the period's weakest performers, with index returns in the low single digits. Investors turned negative on consumer discretionary stocks because of concerns that consumer spending might

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**The S&P 500 Index is an index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

***For standardized performance, please refer to the Performance table. Class A shares are sold only at net asset value (NAV).

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

3

Columbia Large Cap Index Fund

Portfolio Manager's Commentary (continued)

be tapped out going forward. Those concerns were not realized during the period, and some segments of consumer discretionary held up well, such as home improvement and office supplies mega-stores. Nevertheless, the sector underperformed the market average, with media stocks bringing up the rear. Food and beverage stocks were weak within the consumer staples sector.

Sector returns within the fund's portfolio tend to mirror the benchmark, which is consistent with the fund's investment objective.

Vikram Kuriyan has managed Columbia Large Cap Index Fund since January 2000. Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

4

Columbia Large Cap Index Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,061.68	1,022.99	2.00	1.97	0.39
Class B	1,000.00	1,000.00	1,057.89	1,019.25	5.85	5.74	1.14
Class Z	1,000.00	1,000.00	1,063.28	1,024.23	0.72	0.71	0.14

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

5

Columbia Large Cap Index Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be
representative of current holdings.

Top 10 holdings
1	Exxon Mobil	3.1%
2	General Electric	3.0%
3	Microsoft	2.0%
4	Citigroup	2.0%
5	Bank of America	1.8%
6	Procter & Gamble	1.6%
7	Pfizer	1.5%
8	Johnson & Johnson	1.5%
9	American International Group	1.4%
10	Altria Group	1.2%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

6

Columbia Large Cap Index Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A Shares

10-year
(04/01/96 through 03/31/06)	8.34%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund over the last 10 years. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B and Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Large Cap Index Fund - Class A Shares

  S&P 500 Index

Total return (as of 03/31/06)

Share Class	A†	B		Z†
		NAV*	CDSC**
Inception date	10/10/95	09/23/05		12/15/93
1 year performance	11.27%	10.88%	5.88%	11.59%
Average annual returns
5 years	3.46%	3.39%	3.04%	3.72%
10 years	8.34%	8.31%	8.31%	8.65%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower.

**Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Class B shares commenced operations on September 23, 2005 and have no performance prior to that date. Performance prior to September 23, 2005 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. If Class B shares 12b-1 fees had been reflected, total returns would have been lower.

†Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

7

Columbia Large Cap Enhanced Core Fund

(formerly Nations LargeCap Enhanced Core Fund)

Portfolio Manager's Commentary*

In the following interview, the fund's portfolio manager shares his views on Columbia Large Cap Enhanced Core Fund's performance for the 12-month period ended March 31, 2006.

Investment Objective

The fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P 500 Index.**

Performance Review

For the 12-month period ended March 31, 2006, Columbia Large Cap Enhanced Core Fund's class A shares provided shareholders with a total return of 12.35%.***

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

Unlike traditional index funds, Columbia Large Cap Enhanced Core Fund is an active, quantitatively managed mutual fund. We believe that maximizing the portfolio's exposure to attractive security selection factors, while simultaneously seeking to manage portfolio risk, may provide investors with the potential for positive incremental performance relative to the S&P 500 Index, the fund's benchmark.

Please describe the investment process.

The team's stock selection process uses quantitative analysis to determine the attractiveness of each potential investment. Our stock selection methodology is based on a proprietary adaptive model that evaluates both fundamental and technical data. A variety of security selection factors, including those traditionally classified as value, growth, price momentum and earnings momentum, have been dynamically evaluated to identify the factors we believe to be the most reliable predictors for generating potential returns above the benchmark index.

As part of the investment process, the team strives to analyze all securities in the fund's benchmark in a comprehensive and uniform manner. In the team's opinion, the result of our analysis is a portfolio that maintains exposure to those attributes we believe to be indicative of strong performance, while aiming to minimize exposure to unpredictable sources of systematic or market risk. The risk management strategy is intended to produce a portfolio whose aggregate characteristics closely resemble the benchmark, while managing exposure to systematic risk factors such as sector, size and style bias.

Our investment process also employs other strategies to add potential incremental excess returns from sources that are uncorrelated to the team's primary security selection methodology. We believe market inefficiencies exist and can be identified and exploited. There are events — for example, merger and acquisition activities — that may create arbitrage opportunities which we may take advantage of to potentially enhance portfolio returns.

How did the fund perform during the past 12 months?

During the 12-month period ended March 31, 2006, Columbia Large Cap Enhanced Core Fund's class A shares returned 12.35%. That was higher than the S&P 500 Index,

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**The S&P 500 Index is an index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

***For standardized performance, please refer to the Performance Table. Class A shares are sold only at net asset value (NAV).

Source for all statistical data — Columbia Management Advisors, LLC.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

8

Columbia Large Cap Enhanced Core Fund

Portfolio Manager's Commentary (continued)

which returned 11.73%. The average return of the fund's peer group, the Lipper Large-Cap Core Funds Category, was 11.63%.**** As an unmanaged index, the S&P 500 Index does not have fees or any of the other expenses of investing.

What were the economic and market conditions during the past 12 months?

A positive economic environment and rising corporate profits helped boost the stock market to a solid return for the period. Despite rising energy prices, higher short-term interest rates and the after-effects of two devastating hurricanes, American consumers continued to buoy the economy and business spending kicked in to support new job growth. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially in the second half of the period. The best performing sectors for the index were energy, financials and telecommunications services. Consumer discretionary and consumer staples stocks were the weakest performers, as investors expressed their fears that consumer spending might be tapped out.

What investments proved favorable for the fund?†

The portfolio's financial sector results were good, as strong growth in the alternative asset management business resulted in a profit surge for Goldman Sachs Group, and record profits propelled Lehman Brothers Holdings. In the health care sector, CIGNA and AmerisourceBergen reported substantial gains. CIGNA's share repurchase program and solid cash position attracted investors. AmerisourceBergen shares rose on improved capital efficiency, expectations for a favorable impact from two small acquisitions and management's willingness to return more to shareholders. Because the fund had more exposure than the index to all four stocks, the fund's returns were amplified relative to the index.

What investments proved unfavorable for the fund?

Tyco International, in the industrial sector, was the fund's single worst performer. The company fumbled integration of a recent acquisition. Weak travel-related consumer spending and overly optimistic profit expectations culminated in an exodus from the stock, which was overweighted in the portfolio. The stock declined 19% for the fund. In the energy sector, the fund did not get the full benefit of strong gains from Schlumberger, which was underweighted relative to the index. Schlumberger was sold during the period. Powerful energy pricing and solid demand drove the company's share price higher. Finally, in the technology sector, Intel and Dell posted returns of negative 15% and negative 22%, respectively. Competitive pricing pressure weighed on Intel as it fell short of profit expectations.

****Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

†Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

9

Columbia Large Cap Enhanced Core Fund

Portfolio Manager's Commentary (continued)

Dell suffered as PC demand was disappointing. Both stocks were overweighted relative to the index, thus amplifying their negative results.

Vikram Kuriyan has managed Columbia Large Cap Enhanced Core Fund since February 2005. Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

10

Columbia Large Cap Enhanced Core Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,069.31	1,021.19	3.87	3.78	0.75
Class R	1,000.00	1,000.00	1,032.89	1,019.95	1.98	5.04	1.00
Class Z	1,000.00	1,000.00	1,070.81	1,022.44	2.58	2.52	0.50

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

11

Columbia Large Cap Enhanced Core Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	Exxon Mobil	3.3%
2	Microsoft	2.3%
3	General Electric	2.2%
4	Citigroup	1.9%
5	JPMorgan Chase	1.7%
6	ConocoPhillips	1.7%
7	Intel	1.7%
8	Pfizer	1.6%
9	Cisco Systems	1.6%
10	Amgen	1.4%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

12

Columbia Large Cap Enhanced Core Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A Shares

Since inception
(07/31/96 through 03/31/06)	9.01%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class R and Z shares may vary based on the differences in fees paid by the shareholders investing in this class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Large Cap Enhanced
Core Fund - Class A Shares

  S&P 500 Index

Total return (as of 03/31/06)

Share Class	A†	R*	Z†
Inception date	07/31/96	01/23/06	07/31/96
1 year performance	12.35%	12.27%	12.66%
Average annual returns
5 years	4.70%	4.69%	4.98%
Since inception	9.01%	9.01%	9.29%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. Inception date for Class A shares is July 31, 1996.

†Class A and R shares are sold at net asset value. Class Z shares are sold at net asset value with no 12b-1 fees. Class R and Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

13

Columbia Mid Cap Index Fund

(formerly Nations MidCap Index Fund)

Portfolio Manager's Commentary*

In the following interview, the fund's portfolio manager shares his views on Columbia Mid Cap Index Fund's performance for the 12-month period ended March 31, 2006.

Investment Objective

The fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P MidCap 400 Index.**

Performance Review

For the 12-month period ended March 31, 2006, Columbia Mid Cap Index Fund's class A shares provided shareholders with a total return of 21.37%.***

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

Columbia Mid Cap Index Fund seeks to provide investors with the potential for returns (before fees and expenses) that closely approximate the fund's benchmark, the S&P MidCap 400 Index.

How did the fund perform during the past 12 months?

During the 12-month period ended March 31, 2006, Columbia Mid Cap Index Fund's class A shares returned 21.37%. The S&P MidCap 400 Index returned 21.62%. As an unmanaged index, the S&P MidCap 400 Index does not have fees or any of the other expenses of investing.

What were the economic and market conditions during the past 12 months?

A positive economic environment and rising corporate profits helped boost the stock market to a solid return for the period. Despite rising energy prices, higher short-term interest rates and the impact of two devastating hurricanes midway through the period, American consumers continued to buoy the economy and business spending kicked in to support new job growth. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially at the end of the period. Mid-cap stocks generally performed better than large-cap stocks as investors were attracted to the earnings potential of smaller companies and were willing to take on the higher risk associated with smaller companies in a robust economic environment.

Which sectors proved favorable for the fund?****

Energy, industrial and information technology were the strongest performing sectors for the 12-month period. Higher commodity prices drove energy stocks in the index up more than 35%. Oil service, exploration & production and coal-related

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**The S&P MidCap 400 Index is a market capitalization weighted index that tracks the performance of 400 mid-cap US companies. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

***For standardized performance, please refer to the Performance table. Class A shares are sold only at net asset value (NAV).

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

14

Columbia Mid Cap Index Fund

Portfolio Manager's Commentary (continued)

companies benefited more than large, diversified oil companies. Industrial stocks got a boost from robust economic growth. Information technology companies were the beneficiaries of higher corporate spending.

Which sectors proved unfavorable for the fund?

Telecommunications services was the only sector in the index to deliver a negative return. Telecom represents a very small portion of the index and does not include the larger companies that benefited from the sector's trend toward consolidation. Consumer-related stocks also underperformed for the period. Investors turned negative on consumer discretionary stocks because of concerns that spending might be tapped out going forward. Those concerns were not realized during the period and many specialty retailers and housing-related stocks generated solid double-digit returns. Nonetheless, the sector underperformed the broader index as media and selected restaurant stocks partially offset strong gains elsewhere in the sector. Food stocks were weak within the consumer staples sector.

Sector returns within the fund's portfolio tend to mirror the benchmark, which is consistent with the fund's investment objective.

Vikram Kuriyan has managed Columbia Mid Cap Index Fund since January 2000. Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

15

Columbia Mid Cap Index Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,110.60	1,022.99	2.05	1.97	0.39
Class Z	1,000.00	1,000.00	1,112.89	1,024.23	0.74	0.71	0.14

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

16

Columbia Mid Cap Index Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be
representative of current holdings.

Top 10 holdings
1	Legg Mason	1.3%
2	Peabody Energy	1.1%
3	SanDisk	0.9%
4	Expeditors International of Washington	0.8%
5	C.H. Robinson Worldwide	0.7%
6	Cognizant Technology Solutions	0.7%
7	Precision Castparts	0.7%
8	ENSCO International	0.7%
9	Smith International	0.7%
10	Microchip Technology	0.7%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

17

Columbia Mid Cap Index Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A Shares

Since inception
(05/31/00 through 03/31/06)	9.81%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund from the inception of the share class. The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation and weighted by market value. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class Z shares may vary based on the differences in fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Mid Cap Index Fund - Class A Shares

  S&P MidCap 400 Index

Total return (as of 03/31/06)

Share Class	A†	Z†
Inception date	5/31/00	3/31/00
1 year performance	21.37%	21.71%
Average annual return
5 years	12.18%	12.47%
Since inception	9.81%	8.91%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

†Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

18

Columbia Small Cap Index Fund

(formerly Nations SmallCap Index Fund)

Portfolio Manager's Commentary*

In the following interview, the fund's portfolio manager shares his views on Columbia Small Cap Index Fund's performance for the 12-month period ended March 31, 2006.

Investment Objective

The fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P SmallCap 600 Index.**

Performance Review

For the 12-month period ended March 31, 2006, Columbia Small Cap Index Fund's class A shares provided shareholders with a total return of 23.46%.***

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

Columbia Small Cap Index Fund seeks to provide investors with the potential for returns (before fees and expenses) that closely approximate the fund's benchmark, the S&P SmallCap 600 Index.

How did the fund perform during the past 12 months?

During the 12-month period ended March 31, 2006, Columbia Small Cap Index Fund's class A shares returned 23.46%. The S&P SmallCap 600 Index returned 24.07%. As an unmanaged index, the S&P SmallCap 600 Index does not have fees or any of the other expenses of investing.

What were the economic and market conditions during the past 12 months?

A positive economic environment and rising corporate profits helped boost the broad stock market to a solid return for the period. Despite rising energy prices, higher short-term interest rates and the impact of two devastating hurricanes midway through the period, American consumers continued to buoy the economy and business spending kicked in to support new job growth. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially at the end of the period. Small-cap stocks performed significantly better than large-cap stocks as investors were attracted to the earnings potential of smaller companies and were willing to take on the higher risk associated with smaller companies in a robust economic environment.

Which sectors proved favorable for the fund?****

Within the S&P SmallCap 600 Index, energy, industrial and materials stocks generated the highest returns for the reporting period. Higher commodity prices

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**The S&P SmallCap 600 Index is an index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

***For standardized performance, please refer to the Performance table. Class A shares are sold only at net asset value (NAV).

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

19

Columbia Small Cap Index Fund

Portfolio Manager's Commentary (continued)

drove energy stock prices, and small companies in the oil service and exploration & production industries were the largest beneficiaries of the price trend. In the energy sector, Frontier Oil was the top contributor to fund performance. It gained 236% for the fund and contributed nearly one-half percentage point to return.

Energy stocks within the index gained more than 50% for the year. Industrial stocks were also strong performers as a robust economy boosted revenues and earnings for small industrial companies across a range of industries, from equipment to transportation to manufacturing.

The materials sector was also a strong fund performer as a robust global economy and isolated supply disruptions propelled the group upward.

Which sectors proved unfavorable for the fund?

Although all sectors of the index generated a positive return for the reporting period, telecommunications services and utilities stocks, with returns of 6.75% and 6.79% respectively, were the biggest disappointments for the fund. After a period of strong returns in 2005, utilities pulled back in the first quarter as investors took profits.

Sector returns within the fund's portfolio tended to mirror the benchmark, which is consistent with the fund's investment objective.

Vikram Kuriyan has managed Columbia Small Cap Index Fund since January 2000. Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

20

Columbia Small Cap Index Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,130.39	1,022.69	2.39	2.27	0.45
Class Z	1,000.00	1,000.00	1,131.79	1,023.88	1.12	1.06	0.21

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

21

Columbia Small Cap Index Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be
representative of current holdings.

Top 10 holdings
1	Oshkosh Truck	0.8%
2	Cimarex Energy	0.6%
3	NVR	0.6%
4	Global Payments	0.6%
5	Frontier Oil	0.6%
6	ResMed	0.6%
7	JLG Industries	0.5%
8	Commercial Metals	0.5%
9	Shurgard Storage Centers	0.5%
10	Reliance Steel & Aluminum	0.5%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

22

Columbia Small Cap Index Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A Shares

Since inception
(10/15/96 through 03/31/06)	11.07%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund from the inception of the share class. The S&P SmallCap 600 Index is an unmanaged index of 600 common stocks weighted by market capitalization. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class Z shares may vary based on the differences in fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Small Cap Index Fund - Class A Shares

  S&P SmallCap 600 Index

Total return (as of 03/31/06)

Share Class	A†	Z†
Inception date	10/15/96	10/15/96
1 year performance	23.46%	23.80%
Average annual return
5 years	14.31%	14.60%
Since inception	11.07%	11.36%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

†Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

23

Columbia Large Cap Index Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 97.9%
	Consumer discretionary — 10.0%
	Auto components — 0.2%
12,510	Cooper Tire & Rubber Co.	179,393
36,130	Goodyear Tire & Rubber Co.(a)	523,162
39,620	Johnson Controls, Inc.	3,008,347
		3,710,902
	Automobiles — 0.3%
380,225	Ford Motor Co.	3,026,591
115,320	General Motors Corp.	2,452,856
55,585	Harley-Davidson, Inc.	2,883,750
		8,363,197
	Distributors — 0.1%
35,305	Genuine Parts Co.	1,547,418
	Diversified consumer services — 0.1%
28,640	Apollo Group, Inc., Class A(a)	1,503,886
66,780	H&R Block, Inc.	1,445,787
		2,949,673
	Hotels, restaurants & leisure — 1.5%
88,590	Carnival Corp.	4,196,508
26,850	Darden Restaurants, Inc.	1,101,656
37,555	Harrah's Entertainment, Inc.	2,927,788
67,240	Hilton Hotels Corp.	1,711,930
68,770	International Game Technology	2,422,079
33,120	Marriott International, Inc., Class A	2,272,032
256,290	McDonald's Corp.	8,806,125
155,660	Starbucks Corp.(a)	5,859,042
44,025	Starwood Hotels & Resorts Worldwide, Inc.	2,981,813
23,295	Wendy's International, Inc.	1,445,688
56,225	Yum! Brands, Inc.	2,747,154
		36,471,815
	Household durables — 0.7%
15,825	Black & Decker Corp.	1,375,034
25,085	Centex Corp.	1,555,019
55,420	D.R. Horton, Inc.	1,841,053
29,825	Fortune Brands, Inc.	2,404,790
13,400	Harman International Industries, Inc.	1,489,142
15,690	KB Home	1,019,536
37,170	Leggett & Platt, Inc.	905,833
28,000	Lennar Corp., Class A	1,690,640
16,675	Maytag Corp.	355,678
55,960	Newell Rubbermaid, Inc.	1,409,632
43,590	Pulte Homes, Inc.	1,674,728
11,860	Snap-On, Inc.	452,103
14,750	Stanley Works	747,235
14,075	Whirlpool Corp.	1,287,440
		18,207,863
	Internet & catalog retail — 0.1%
62,900	Amazon.com, Inc.(a)	2,296,479

Shares		Value ($)
	Leisure equipment & products — 0.2%
19,355	Brunswick Corp.	752,135
58,550	Eastman Kodak Co.	1,665,162
36,315	Hasbro, Inc.	766,247
79,320	Mattel, Inc.	1,438,072
		4,621,616
	Media — 3.1%
157,625	CBS Corp. Class B	3,779,847
105,375	Clear Channel Communications, Inc.	3,056,929
436,206	Comcast Corp., Class A(a)	11,411,149
12,025	Dow Jones & Co., Inc.	472,583
17,300	EW Scripps Co.	773,483
48,530	Gannett Co., Inc.	2,907,918
88,109	Interpublic Group of Companies, Inc.(a)	842,322
13,700	Knight-Ridder, Inc.	865,977
74,850	McGraw-Hill Companies, Inc.	4,312,857
8,570	Meredith Corp.	478,120
29,650	New York Times Co., Class A	750,442
489,540	News Corp., Class A	8,131,259
36,455	Omnicom Group, Inc.	3,034,879
918,885	Time Warner, Inc.	15,428,079
53,350	Tribune Co.	1,463,391
45,650	Univision Communications, Inc., Class A(a)	1,573,555
157,625	Viacom, Inc., Class B(a)	6,115,850
392,760	Walt Disney Co.	10,954,076
		76,352,716
	Multiline retail — 1.1%
23,195	Big Lots, Inc.(a)	323,802
12,525	Dillard's, Inc., Class A	326,151
64,540	Dollar General Corp.	1,140,422
31,690	Family Dollar Stores, Inc.	842,954
55,534	Federated Department Stores, Inc.	4,053,982
47,370	J.C. Penney Co., Inc.	2,861,622
70,305	Kohl's Corp.(a)	3,726,868
44,580	Nordstrom, Inc.	1,746,644
20,390	Sears Holdings Corp.(a)	2,696,374
179,350	Target Corp.	9,327,993
		27,046,812
	Specialty retail — 2.2%
36,925	Autonation, Inc.(a)	795,734
11,285	AutoZone, Inc.(a)	1,125,002
57,225	Bed Bath & Beyond, Inc.(a)	2,197,440
82,925	Best Buy Co., Inc.	4,637,995
31,020	Circuit City Stores, Inc.	759,370
117,080	Gap, Inc.	2,187,054
433,215	Home Depot, Inc.	18,324,994
71,015	Limited Brands, Inc.	1,737,027
159,445	Lowe's Companies, Inc.	10,274,636
60,340	Office Depot, Inc.(a)	2,247,062
14,475	OfficeMax, Inc.	436,711
27,465	RadioShack Corp.	528,152
22,635	Sherwin-Williams Co.	1,119,074

See Accompanying Notes to Financial Statements.

24

Columbia Large Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Specialty retail — (continued)
148,662	Staples, Inc.	3,793,854
28,975	Tiffany & Co.	1,087,721
94,005	TJX Companies, Inc.	2,333,204
		53,585,030
	Textiles, apparel & luxury goods — 0.4%
78,140	Coach, Inc.(a)	2,702,081
23,320	Jones Apparel Group, Inc.	824,828
21,405	Liz Claiborne, Inc.	877,177
38,615	NIKE, Inc., Class B	3,286,137
18,005	V.F. Corp.	1,024,485
		8,714,708
		243,868,229
	Consumer staples — 9.1%
	Beverages — 2.0%
158,295	Anheuser-Busch Companies, Inc.	6,770,277
16,965	Brown-Forman Corp., Class B	1,305,796
420,135	Coca-Cola Co.	17,591,052
61,910	Coca-Cola Enterprises, Inc.	1,259,249
40,170	Constellation Brands, Inc., Class A(a)	1,006,259
11,725	Molson Coors Brewing Co., Class B	804,570
27,570	Pepsi Bottling Group, Inc.	837,852
337,910	PepsiCo, Inc.	19,527,819
		49,102,874
	Food & staples retailing — 2.3%
75,200	Albertson's, Inc.	1,930,384
96,505	Costco Wholesale Corp.	5,226,711
166,700	CVS Corp.	4,979,329
147,925	Kroger Co.	3,011,753
91,700	Safeway, Inc.	2,303,504
27,760	SUPERVALU, Inc.	855,563
126,295	Sysco Corp.	4,047,755
509,480	Wal-Mart Stores, Inc.	24,067,835
206,450	Walgreen Co.	8,904,188
28,300	Whole Foods Market, Inc.	1,880,252
		57,207,274
	Food products — 1.1%
133,380	Archer-Daniels-Midland Co.	4,488,237
37,630	Campbell Soup Co.	1,219,212
105,900	ConAgra Foods, Inc.	2,272,614
27,700	Dean Foods Co.(a)	1,075,591
72,600	General Mills, Inc.	3,679,368
68,335	H.J. Heinz Co.	2,591,263
36,575	Hershey Co.	1,910,312
51,260	Kellogg Co.	2,257,491
27,085	McCormick & Co., Inc.	917,098
155,060	Sara Lee Corp.	2,772,473
51,400	Tyson Foods, Inc., Class A	706,236
36,220	Wrigley (Wm.) Jr. Co.	2,318,080
		26,207,975

Shares		Value ($)
	Household products — 2.1%
30,650	Clorox Co.	1,834,403
105,115	Colgate-Palmolive Co.	6,002,066
93,970	Kimberly-Clark Corp.	5,431,466
670,846	Procter & Gamble Co.	38,654,147
		51,922,082
	Personal products — 0.2%
15,377	Alberto-Culver Co., Class B	680,125
91,905	Avon Products, Inc.	2,864,679
24,300	Estee Lauder Companies, Inc., Class A	903,717
		4,448,521
	Tobacco — 1.4%
425,615	Altria Group, Inc.	30,159,079
17,420	Reynolds American, Inc.	1,837,810
33,340	UST, Inc.	1,386,944
		33,383,833
		222,272,559
	Energy — 9.5%
	Energy equipment & services — 1.9%
69,770	Baker Hughes, Inc.	4,772,268
66,080	BJ Services Co.	2,286,368
105,335	Halliburton Co.	7,691,562
32,275	Nabors Industries Ltd.(a)	2,310,244
35,680	National-Oilwell Varco, Inc.(a)	2,287,801
28,010	Noble Corp.	2,271,611
22,305	Rowan Companies, Inc.	980,528
120,475	Schlumberger Ltd.	15,248,521
66,530	Transocean, Inc.(a)	5,342,359
71,100	Weatherford International Ltd.(a)	3,252,825
		46,444,087
	Oil, gas & consumable fuels — 7.6%
16,340	Amerada Hess Corp.	2,326,816
47,040	Anadarko Petroleum Corp.	4,751,510
67,341	Apache Corp.	4,411,509
77,715	Burlington Resources, Inc.	7,142,786
76,200	Chesapeake Energy Corp.	2,393,442
454,011	Chevron Corp.	26,319,018
341,168	ConocoPhillips	18,004,317
90,080	Devon Energy Corp.	5,510,193
134,460	El Paso Corp.	1,620,243
49,490	EOG Resources, Inc.	3,563,280
1,245,370	Exxon Mobil Corp.	75,793,218
23,670	Kerr-McGee Corp.	2,260,012
21,505	Kinder Morgan, Inc.	1,978,245
74,841	Marathon Oil Corp.	5,700,639
33,700	Murphy Oil Corp.	1,678,934
87,855	Occidental Petroleum Corp.	8,139,766
27,200	Sunoco, Inc.	2,109,904
126,860	Valero Energy Corp.	7,583,691
121,235	Williams Companies, Inc.	2,593,217
74,115	XTO Energy, Inc.	3,229,190
		187,109,930
		233,554,017

See Accompanying Notes to Financial Statements.

25

Columbia Large Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Financials — 20.6%
	Capital markets — 3.4%
51,145	Ameriprise Financial, Inc.	2,304,594
157,345	Bank of New York Co., Inc.	5,670,714
24,345	Bear Stearns Companies, Inc.	3,376,651
210,455	Charles Schwab Corp.	3,621,931
85,250	E*TRADE Financial Corp.(a)	2,300,045
17,190	Federated Investors, Inc., Class B	671,269
31,170	Franklin Resources, Inc.	2,937,461
88,975	Goldman Sachs Group, Inc.	13,965,516
43,850	Janus Capital Group, Inc.	1,016,004
55,135	Lehman Brothers Holdings, Inc.	7,968,662
84,485	Mellon Financial Corp.	3,007,666
187,335	Merrill Lynch & Co., Inc.	14,754,505
219,035	Morgan Stanley	13,759,779
37,735	Northern Trust Corp.	1,981,087
67,870	State Street Corp.	4,101,384
26,920	T. Rowe Price Group, Inc.	2,105,413
		83,542,681
	Commercial banks — 5.8%
70,435	AmSouth Bancorp	1,905,267
947,334	Bank of America Corp.(b)	43,141,590
109,205	BB&T Corp.	4,280,836
33,165	Comerica, Inc.	1,922,575
25,220	Compass Bancshares, Inc.	1,276,384
113,275	Fifth Third Bancorp	4,458,504
25,670	First Horizon National Corp.	1,069,156
50,690	Huntington Bancshares, Inc.	1,223,150
82,645	KeyCorp	3,041,336
16,230	M&T Bank Corp.	1,852,492
42,785	Marshall & Ilsley Corp.	1,864,570
111,600	National City Corp.	3,894,840
97,017	North Fork Bancorporation, Inc.	2,797,000
59,560	PNC Financial Services Group, Inc.	4,008,984
93,095	Regions Financial Corp.	3,274,151
75,670	SunTrust Banks, Inc.	5,505,749
63,865	Synovus Financial Corp.	1,730,103
367,250	U.S. Bancorp	11,201,125
330,929	Wachovia Corp.	18,548,571
341,775	Wells Fargo & Co.	21,829,169
21,240	Zions Bancorporation	1,757,185
		140,582,737
	Consumer finance — 0.9%
252,425	American Express Co.	13,264,934
61,405	Capital One Financial Corp.	4,944,331
85,110	SLM Corp.	4,420,613
		22,629,878
	Diversified financial services — 3.4%
40,760	CIT Group, Inc.	2,181,475
1,017,985	Citigroup, Inc.	48,079,431
710,917	JPMorgan Chase & Co.	29,602,584
49,610	Moody's Corp.	3,545,131
		83,408,621

Shares		Value ($)
	Insurance — 4.6%
65,750	Ace Ltd.	3,419,658
101,560	AFLAC, Inc.	4,583,403
131,575	Allstate Corp.	6,856,373
21,480	Ambac Financial Group, Inc.	1,709,808
529,415	American International Group, Inc.	34,989,037
65,630	Aon Corp.	2,724,301
40,795	Chubb Corp.	3,893,475
35,522	Cincinnati Financial Corp.	1,494,411
76,800	Genworth Financial, Inc., Class A	2,567,424
61,650	Hartford Financial Services Group, Inc.	4,965,907
27,910	Jefferson-Pilot Corp.	1,561,285
35,805	Lincoln National Corp.	1,954,595
27,665	Loews Corp.	2,799,698
111,565	Marsh & McLennan Companies, Inc.	3,275,548
27,335	MBIA, Inc.	1,643,654
154,550	MetLife, Inc.	7,475,583
57,050	Principal Financial Group, Inc.	2,784,040
40,110	Progressive Corp.	4,181,869
100,975	Prudential Financial, Inc.	7,654,915
25,160	SAFECO Corp.	1,263,284
141,956	St. Paul Travelers Companies, Inc.	5,932,341
21,130	Torchmark Corp.	1,206,523
60,925	UnumProvident Corp.	1,247,744
35,550	XL Capital Ltd., Class A	2,279,111
		112,463,987
	Real estate — 0.9%
19,740	Apartment Investment & Management Co., Class A, REIT	925,806
43,460	Archstone-Smith Trust, REIT	2,119,544
18,300	Boston Properties, Inc., REIT	1,706,475
82,870	Equity Office Properties Trust, REIT	2,782,775
59,260	Equity Residential Property Trust, REIT	2,772,775
41,000	Kimco Realty Corp., REIT	1,666,240
37,570	Plum Creek Timber Co., Inc., REIT	1,387,460
49,695	ProLogis Trust, REIT	2,658,683
16,900	Public Storage, Inc., REIT	1,372,787
37,325	Simon Property Group, Inc., REIT	3,140,525
24,200	Vornado Realty Trust, REIT	2,323,200
		22,856,270
	Thrifts & mortgage finance — 1.6%
122,998	Countrywide Financial Corp.	4,514,027
197,415	Fannie Mae	10,147,131
140,930	Freddie Mac	8,596,730
52,210	Golden West Financial Corp.	3,545,059
17,815	MGIC Investment Corp.	1,187,013

See Accompanying Notes to Financial Statements.

26

Columbia Large Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Thrifts & mortgage finance — (continued)
72,875	Sovereign Bancorp, Inc.	1,596,691
202,197	Washington Mutual, Inc.	8,617,636
		38,204,287
		503,688,461
	Health care — 12.6%
	Biotechnology — 1.4%
238,377	Amgen, Inc.(a)	17,341,927
37,395	Applera Corp. - Applied Biosystems Group	1,014,900
70,222	Biogen Idec, Inc.(a)	3,307,456
22,325	Chiron Corp.(a)	1,022,708
52,980	Genzyme Corp.(a)	3,561,316
94,240	Gilead Sciences, Inc.(a)	5,863,613
52,130	MedImmune, Inc.(a)	1,906,915
		34,018,835
	Health care equipment & supplies — 2.0%
11,010	Bausch & Lomb, Inc.	701,337
132,255	Baxter International, Inc.	5,132,817
50,480	Becton, Dickinson & Co.	3,108,558
50,480	Biomet, Inc.	1,793,050
120,640	Boston Scientific Corp.(a)	2,780,752
21,255	C.R. Bard, Inc.	1,441,302
25,145	Fisher Scientific International, Inc.(a)	1,711,117
69,080	Guidant Corp.	5,392,385
32,832	Hospira, Inc.(a)	1,295,551
246,130	Medtronic, Inc.	12,491,097
10,595	Millipore Corp.(a)	774,071
26,635	PerkinElmer, Inc.	625,123
74,750	St. Jude Medical, Inc.(a)	3,064,750
59,600	Stryker Corp.	2,642,664
33,115	Thermo Electron Corp.(a)	1,228,235
21,345	Waters Corp.(a)	921,037
50,505	Zimmer Holdings, Inc.(a)	3,414,138
		48,517,984
	Health care providers & services — 2.9%
115,700	Aetna, Inc.	5,685,498
42,660	AmerisourceBergen Corp.	2,059,198
86,060	Cardinal Health, Inc.	6,413,191
91,490	Caremark Rx, Inc.(a)	4,499,478
24,735	CIGNA Corp.	3,230,886
32,650	Coventry Health Care, Inc.(a)	1,762,447
29,850	Express Scripts, Inc.(a)	2,623,815
83,195	HCA, Inc.	3,809,499
49,130	Health Management Associates, Inc., Class A	1,059,734
33,340	Humana, Inc.(a)	1,755,351
40,600	IMS Health, Inc.	1,046,262
25,510	Laboratory Corp. of America Holdings(a)	1,491,825
16,090	Manor Care, Inc.	713,592
62,400	McKesson Corp.	3,252,912

Shares		Value ($)
	Health care providers & services — (continued)
62,121	Medco Health Solutions, Inc.(a)	3,554,564
28,300	Patterson Companies, Inc.(a)	996,160
33,230	Quest Diagnostics, Inc.	1,704,699
95,892	Tenet Healthcare Corp.(a)	707,683
276,640	UnitedHealth Group, Inc.	15,453,110
134,580	WellPoint, Inc.(a)	10,420,529
		72,240,433
	Pharmaceuticals — 6.3%
313,825	Abbott Laboratories	13,328,148
30,960	Allergan, Inc.	3,359,160
21,600	Barr Pharmaceuticals, Inc.(a)	1,360,368
399,545	Bristol-Myers Squibb Co.	9,832,802
230,455	Eli Lilly & Co.	12,744,161
66,420	Forest Laboratories, Inc.(a)	2,964,325
607,005	Johnson & Johnson	35,946,836
49,415	King Pharmaceuticals, Inc.(a)	852,409
446,075	Merck & Co., Inc.	15,715,222
44,545	Mylan Laboratories, Inc.	1,042,353
1,500,675	Pfizer, Inc.	37,396,821
301,775	Schering-Plough Corp.	5,730,707
20,705	Watson Pharmaceuticals, Inc.(a)	595,062
274,090	Wyeth	13,298,847
		154,167,221
		308,944,473
	Industrials — 11.2%
	Aerospace & defense — 2.3%
163,265	Boeing Co.	12,723,241
81,620	General Dynamics Corp.	5,222,047
25,120	Goodrich Corp.	1,095,483
169,445	Honeywell International, Inc.	7,247,163
24,720	L-3 Communications Holdings, Inc.	2,120,729
73,105	Lockheed Martin Corp.	5,492,379
71,513	Northrop Grumman Corp.	4,883,623
90,990	Raytheon Co.	4,170,982
35,130	Rockwell Collins, Inc.	1,979,575
207,100	United Technologies Corp.	12,005,587
		56,940,809
	Air freight & logistics — 1.0%
61,990	FedEx Corp.	7,001,150
12,360	Ryder System, Inc.	553,481
222,715	United Parcel Service, Inc., Class B	17,679,117
		25,233,748
	Airlines — 0.1%
144,450	Southwest Airlines Co.	2,598,656
	Building products — 0.2%
36,355	American Standard Companies, Inc.	1,558,175
84,885	Masco Corp.	2,757,914
		4,316,089

See Accompanying Notes to Financial Statements.

27

Columbia Large Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Commercial services & supplies — 0.7%
44,745	Allied Waste Industries, Inc.(a)	547,679
22,530	Avery Dennison Corp.	1,317,554
205,665	Cendant Corp.	3,568,288
28,050	Cintas Corp.	1,195,491
26,385	Equifax, Inc.	982,577
25,795	Monster Worldwide, Inc.(a)	1,286,139
46,265	Pitney Bowes, Inc.	1,986,156
44,025	R.R. Donnelley & Sons Co.	1,440,498
34,990	Robert Half International, Inc.	1,350,964
112,610	Waste Management, Inc.	3,975,133
		17,650,479
	Construction & engineering — 0.1%
17,715	Fluor Corp.	1,519,947
	Electrical equipment — 0.5%
35,030	American Power Conversion Corp.	809,543
18,765	Cooper Industries Ltd., Class A	1,630,679
83,945	Emerson Electric Co.	7,020,320
36,105	Rockwell Automation, Inc.	2,596,311
		12,056,853
	Industrial conglomerates — 4.0%
154,030	3M Co.	11,658,531
2,125,940	General Electric Co.(c)	73,940,193
26,985	Textron, Inc.	2,520,129
411,005	Tyco International Ltd.	11,047,814
		99,166,667
	Machinery — 1.5%
136,840	Caterpillar, Inc.	9,826,480
9,470	Cummins, Inc.	995,297
48,360	Danaher Corp.	3,073,278
48,280	Deere & Co.	3,816,534
41,460	Dover Corp.	2,013,298
30,400	Eaton Corp.	2,218,288
41,835	Illinois Tool Works, Inc.	4,029,129
66,830	Ingersoll-Rand Co. Ltd., Class A	2,792,826
37,630	ITT Industries, Inc.	2,115,559
12,610	Navistar International Corp.(a)	347,784
34,530	Paccar, Inc.	2,433,674
25,470	Pall Corp.	794,409
24,395	Parker Hannifin Corp.	1,966,481
		36,423,037
	Road & rail — 0.8%
76,040	Burlington Northern Santa Fe Corp.	6,336,413
44,725	CSX Corp.	2,674,555
84,080	Norfolk Southern Corp.	4,546,206
53,995	Union Pacific Corp.	5,040,433
		18,597,607

Shares		Value ($)
	Trading companies & distributors — 0.0%
15,615	W.W. Grainger, Inc.	1,176,590
		275,680,482
	Information technology — 15.6%
	Communications equipment — 3.0%
23,887	ADC Telecommunications, Inc.(a)	611,268
32,515	Andrew Corp.(a)	399,284
85,080	Avaya, Inc.(a)	961,404
118,735	CIENA Corp.(a)	618,609
1,254,450	Cisco Systems, Inc.(a)	27,183,931
41,235	Comverse Technology, Inc.(a)	970,260
315,360	Corning, Inc.(a)	8,486,338
341,845	JDS Uniphase Corp.(a)	1,425,494
911,540	Lucent Technologies, Inc.(a)	2,780,197
509,780	Motorola, Inc.	11,679,060
337,840	QUALCOMM, Inc.	17,098,082
91,850	Tellabs, Inc.(a)	1,460,415
		73,674,342
	Computers & peripherals — 3.6%
173,690	Apple Computer, Inc.(a)	10,893,837
480,025	Dell, Inc.(a)	14,285,544
484,770	EMC Corp.(a)	6,607,415
53,950	Gateway, Inc.(a)	118,151
576,866	Hewlett-Packard Co.	18,978,891
319,700	International Business Machines Corp.	26,365,659
22,085	Lexmark International, Inc., Class A(a)	1,002,217
37,070	NCR Corp.(a)	1,549,155
76,300	Network Appliance, Inc.(a)	2,749,089
32,880	QLogic Corp.(a)	636,228
64,266	Seagate Technology, Inc., Escrow Shares(d)	643
705,905	Sun Microsystems, Inc.(a)	3,621,293
		86,808,122
	Electronic equipment & instruments — 0.3%
87,435	Agilent Technologies, Inc.(a)	3,283,184
35,595	Jabil Circuit, Inc.(a)	1,525,602
29,065	Molex, Inc.	964,958
108,515	Sanmina-SCI Corp.(a)	444,911
186,565	Solectron Corp.(a)	746,260
51,596	Symbol Technologies, Inc.	545,886
16,615	Tektronix, Inc.	593,322
		8,104,123
	Internet software & services — 1.4%
235,270	eBay, Inc.(a)	9,189,646
41,200	Google, Inc., Class A(a)	16,068,000
49,900	VeriSign, Inc.(a)	1,197,101
257,410	Yahoo!, Inc.(a)	8,304,047
		34,758,794

See Accompanying Notes to Financial Statements.

28

Columbia Large Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	IT services — 1.0%
24,010	Affiliated Computer Services, Inc., Class A(a)	1,432,437
118,225	Automatic Data Processing, Inc.	5,400,518
38,020	Computer Sciences Corp.(a)	2,112,011
28,525	Convergys Corp.(a)	519,440
104,975	Electronic Data Systems Corp.	2,816,479
156,445	First Data Corp.	7,324,755
37,620	Fiserv, Inc.(a)	1,600,731
68,160	Paychex, Inc.	2,839,546
26,910	Sabre Holdings Corp., Class A	633,192
69,795	Unisys Corp.(a)	480,888
		25,159,997
	Office electronics — 0.1%
189,925	Xerox Corp.(a)	2,886,860
	Semiconductors & semiconductor equipment — 2.9%
98,055	Advanced Micro Devices, Inc.(a)	3,251,504
73,275	Altera Corp.(a)	1,512,396
74,675	Analog Devices, Inc.	2,859,306
323,555	Applied Materials, Inc.	5,665,448
60,015	Applied Micro Circuits Corp.(a)	244,261
89,850	Broadcom Corp., Class A(a)	3,877,926
83,705	Freescale Semiconductor, Inc., Class B(a)	2,324,488
1,199,875	Intel Corp.	23,217,581
40,645	KLA-Tencor Corp.	1,965,592
62,340	Linear Technology Corp.	2,186,887
79,840	LSI Logic Corp.(a)	922,950
65,380	Maxim Integrated Products, Inc.	2,428,867
126,255	Micron Technology, Inc.(a)	1,858,474
68,860	National Semiconductor Corp.	1,917,062
27,185	Novellus Systems, Inc.(a)	652,440
34,890	NVIDIA Corp.(a)	1,997,801
37,930	PMC-Sierra, Inc.(a)	466,160
40,370	Teradyne, Inc.(a)	626,139
326,370	Texas Instruments, Inc.	10,597,234
70,335	Xilinx, Inc.	1,790,729
		70,363,245
	Software — 3.3%
122,370	Adobe Systems, Inc.	4,273,160
47,090	Autodesk, Inc.	1,813,907
43,400	BMC Software, Inc.(a)	940,044
93,104	CA, Inc.	2,533,360
36,405	Citrix Systems, Inc.(a)	1,379,749
78,090	Compuware Corp.(a)	611,445
61,990	Electronic Arts, Inc.(a)	3,392,093
36,070	Intuit, Inc.(a)	1,918,563
1,812,520	Microsoft Corp.	49,318,669
79,465	Novell, Inc.(a)	610,291
768,565	Oracle Corp.(a)	10,521,655
22,638	Parametric Technology Corp.(a)	369,679
212,830	Symantec Corp.(a)	3,581,929
		81,264,544
		383,020,027

Shares		Value ($)
	Materials — 3.0%
	Chemicals — 1.5%
45,415	Air Products & Chemicals, Inc.	3,051,434
14,550	Ashland, Inc.	1,034,214
197,325	Dow Chemical Co.	8,011,395
187,595	E.I. du Pont de Nemours & Co.	7,918,385
16,650	Eastman Chemical Co.	852,147
37,225	Ecolab, Inc.	1,421,995
25,195	Engelhard Corp.	997,974
23,070	Hercules, Inc.(a)	318,366
16,090	International Flavors & Fragrances, Inc.	552,209
54,922	Monsanto Co.	4,654,639
33,705	PPG Industries, Inc.	2,135,212
65,805	Praxair, Inc.	3,629,146
29,395	Rohm and Haas Co.	1,436,534
13,600	Sigma-Aldrich Corp.	894,744
—	Tronox, Inc. Class B(e)	5
		36,908,399
	Construction materials — 0.1%
20,455	Vulcan Materials Co.	1,772,426
	Containers & packaging — 0.2%
21,255	Ball Corp.	931,607
21,505	Bemis Co., Inc.	679,128
29,250	Pactiv Corp.(a)	717,795
16,565	Sealed Air Corp.	958,616
22,620	Temple-Inland, Inc.	1,007,721
		4,294,867
	Metals & mining — 0.9%
177,860	Alcoa, Inc.	5,435,401
17,640	Allegheny Technologies, Inc.	1,079,215
37,530	Freeport-McMoRan Copper & Gold, Inc., Class B	2,243,168
91,100	Newmont Mining Corp.	4,727,179
31,740	Nucor Corp.	3,326,035
41,510	Phelps Dodge Corp.	3,342,800
22,170	United States Steel Corp.	1,345,276
		21,499,074
	Paper & forest products — 0.3%
100,495	International Paper Co.	3,474,112
21,670	Louisiana-Pacific Corp.	589,424
36,995	MeadWestvaco Corp.	1,010,333
49,655	Weyerhaeuser Co.	3,596,512
		8,670,381
		73,145,147
	Telecommunication services — 3.2%
	Diversified telecommunication services — 2.4%
791,316	AT&T, Inc.	21,397,184
366,660	BellSouth Corp.	12,704,769
26,735	CenturyTel, Inc.	1,045,873
66,995	Citizens Communications Co.	889,024
316,385	Qwest Communications International, Inc.	2,151,418
596,895	Verizon Communications, Inc.	20,330,244
		58,518,512

See Accompanying Notes to Financial Statements.

29

Columbia Large Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Wireless telecommunication services — 0.8%
79,130	ALLTEL Corp.	5,123,668
605,145	Sprint Nextel Corp.	15,636,947
		20,760,615
		79,279,127
	Utilities — 3.1%
	Electric utilities — 1.5%
33,290	Allegheny Energy, Inc.(a)	1,126,867
80,315	American Electric Power Co., Inc.	2,732,316
41,245	Cinergy Corp.	1,872,935
66,430	Edison International	2,735,587
42,385	Entergy Corp.	2,922,022
136,050	Exelon Corp.	7,197,045
67,305	FirstEnergy Corp.	3,291,215
82,330	FPL Group, Inc.	3,304,726
20,255	Pinnacle West Capital Corp.	791,971
77,590	PPL Corp.	2,281,146
51,430	Progress Energy, Inc.	2,261,891
151,315	Southern Co.	4,958,593
		35,476,314
	Gas utilities — 0.0%
9,045	Nicor, Inc.	357,820
7,870	Peoples Energy Corp.	280,487
		638,307
	Independent power producers & energy traders — 0.6%
133,810	AES Corp.(a)	2,282,798
36,355	Constellation Energy Group, Inc.	1,988,982
191,945	Duke Energy Corp.	5,595,197
61,420	Dynegy, Inc., Class A(a)	294,816
94,430	TXU Corp.	4,226,687
		14,388,480
	Multi-utilities — 1.0%
41,785	Ameren Corp.	2,081,729
63,250	CenterPoint Energy, Inc.	754,573
45,025	CMS Energy Corp.(a)	583,074
50,080	Consolidated Edison, Inc.	2,178,480
70,845	Dominion Resources, Inc.	4,890,430
36,255	DTE Energy Co.	1,453,463
35,630	KeySpan Corp.	1,456,198
55,620	NiSource, Inc.	1,124,636
70,475	PG&E Corp.	2,741,477
51,090	Public Service Enterprise Group, Inc.	3,271,804
52,740	Sempra Energy	2,450,300
42,510	TECO Energy, Inc.	685,261
82,405	Xcel Energy, Inc.	1,495,651
		25,167,076
		75,670,177
	Total common stocks (Cost of $1,723,736,540)	2,399,122,699

Par ($)		Value ($)
	Short-term obligation — 1.7%
41,449,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Agency maturing 02/15/08, market value of $42,280,536 (repurchase proceeds $41,465,131)	41,449,000
	Total short-term obligation (Cost of $41,449,000)	41,449,000

Total investments (Cost of $1,765,185,540)(f)	99.6%	2,440,571,699
Other assets & liabilities, net	0.4%	9,369,592
Net assets	100.0%	2,449,941,291

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Investments in affiliates as of March 31, 2006:

Security Name: Bank of America Corp.,

Shares at 04/01/05:	557,850

Shares purchased:	461,584

Shares sold:	(72,100)

Shares at 03/31/06:	947,334

Dividend income earned	$2,811,324

Net realized gain/loss:	$(1,131)

Value at end of Period	$43,141,590

(c)  A portion of the security with a market value of $6,956,000 pledged as collateral for open futures contracts.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(e)  Rounds to less than 1 share.

(f)  Cost for federal income tax purposes is $1,820,863,408.

At March 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	20.6%
Information technology	15.6
Health care	12.6
Industrials	11.2
Consumer discretionary	10.0
Energy	9.5
Consumer staples	9.1
Telecommunication services	3.2
Utilities	3.1
Materials	3.0
Short-term obligation	1.7
Other assets & liabilities, net	0.4
100.0%

At March 31, 2006, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index	176	$57,345,200	$56,815,260	Jun-06	$529,940

Acronym	Name
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

30

Columbia Large Cap Enhanced Core Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 95.2%
	Consumer discretionary — 10.2%
	Automobiles — 0.6%
63,400	Harley-Davidson, Inc.	3,289,192
	Diversified consumer services — 0.0%
800	Apollo Group, Inc., Class A(a)	42,008
	Hotels, restaurants & leisure — 2.7%
39,800	Carnival Corp.	1,885,326
64,000	Darden Restaurants, Inc.	2,625,920
26,600	Fairmont Hotels & Resorts, Inc.	1,189,020
35,100	GTECH Holdings Corp.	1,195,155
14,300	International Game Technology, Inc.	503,646
125,500	McDonald's Corp.	4,312,180
42,700	Yum! Brands, Inc.	2,086,322
		13,797,569
	Household durables — 0.9%
1,900	Black & Decker Corp.	165,091
2,900	Centex Corp.	179,771
12,900	DR Horton, Inc.	428,538
1,600	KB Home	103,968
48,800	Pulte Homes, Inc.	1,874,896
21,400	Whirlpool Corp.	1,957,458
		4,709,722
	Leisure equipment & products — 0.0%
8,300	Mattel, Inc.	150,479
	Media — 2.1%
140,700	CBS Corp. Class B	3,373,986
14,900	Gannett Co., Inc.	892,808
75	Interpublic Group of Companies, Inc.(a)	717
13,100	McGraw-Hill Companies, Inc.	754,822
196,200	Time Warner, Inc.	3,294,198
51,100	Viacom, Inc., Class B(a)	1,982,680
14,500	Walt Disney Co.	404,405
		10,703,616
	Multiline retail — 1.3%
112,500	Dollar General Corp.	1,987,875
35,800	J.C. Penney Co., Inc.	2,162,678
38,100	Nordstrom, Inc.	1,492,758
14,900	Target Corp.	774,949
		6,418,260
	Specialty retail — 2.3%
95,300	Autonation, Inc.(a)	2,053,715
400	Autozone, Inc.(a)	39,876
15,000	Bed Bath & Beyond, Inc.(a)	576,000
700	Gap Inc.	13,076
95,900	Home Depot, Inc.	4,056,570
29,800	Lowe's Companies, Inc.	1,920,312
82,600	RadioShack Corp.	1,588,398

Shares		Value ($)
	Specialty retail — (continued)
4,600	Sherwin-Williams Co.	227,424
47,900	Staples, Inc.	1,222,408
		11,697,779
	Textiles, apparel & luxury goods — 0.3%
44,400	Coach, Inc.(a)	1,535,352
100	Liz Claiborne, Inc.	4,098
		1,539,450
		52,348,075
	Consumer staples — 9.0%
	Beverages — 2.1%
139,500	Coca-Cola Co.	5,840,865
85,200	PepsiCo, Inc.	4,923,708
		10,764,573
	Food & staples retailing — 2.5%
93,400	Albertson's, Inc.	2,397,578
4,700	Costco Wholesale Corp.	254,552
27,800	CVS Corp.	830,386
81,800	Kroger Co.(a)	1,665,448
18,700	Supervalu, Inc.	576,334
62,200	Sysco Corp.	1,993,510
94,300	Wal-Mart Stores, Inc.	4,454,732
13,000	Walgreen Co.	560,690
		12,733,230
	Food products — 0.9%
30,500	ConAgra Foods, Inc.	654,530
59,400	General Mills, Inc.	3,010,392
4,300	Kellogg Co.	189,372
58,700	Tyson Foods, Inc., Class A	806,538
		4,660,832
	Household products — 1.4%
9,900	Colgate-Palmolive Co.	565,290
22,200	Kimberly-Clark Corp.	1,283,160
97,000	Procter & Gamble Co.	5,589,140
		7,437,590
	Tobacco — 2.1%
97,200	Altria Group, Inc.	6,887,592
37,200	Reynolds American, Inc.	3,924,600
		10,812,192
		46,408,417
	Energy — 9.1%
	Energy equipment & services — 0.8%
15,800	Baker Hughes, Inc.	1,080,720
73,800	BJ Services Co.	2,553,480
6,800	Nabors Industries Ltd.(a)	486,744
		4,120,944
	Oil, gas & consumable fuels — 8.3%
6,000	Anadarko Petroleum Corp.	606,060
34,700	Apache Corp.	2,273,197
74,000	Chevron Corp.	4,289,780
137,255	ConocoPhillips	8,667,648
33,100	Devon Energy Corp.	2,024,727

See Accompanying Notes to Financial Statements.

31

Columbia Large Cap Enhanced Core Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Oil, gas & consumable fuels — (continued)
277,800	Exxon Mobil Corp.	16,906,908
19,900	Kerr-McGee Corp.	1,900,052
8,300	Marathon Oil Corp.	632,211
18,700	Occidental Petroleum Corp.	1,732,555
42,100	Sunoco, Inc.	3,265,697
		42,298,835
		46,419,779
	Financials — 19.9%
	Capital markets — 4.8%
23,400	Bank of New York Co., Inc.	843,336
14,600	Bear Stearns Companies, Inc.	2,025,020
26,800	Charles Schwab Corp.	461,228
33,200	Goldman Sachs Group, Inc.	5,211,072
27,200	Janus Capital Group, Inc.	630,224
32,700	Lehman Brothers Holdings, Inc.	4,726,131
27,000	Mellon Financial Corp.	961,200
70,000	Merrill Lynch & Co., Inc.	5,513,200
60,200	Morgan Stanley	3,781,764
3,300	Northern Trust Corp.	173,250
6,300	State Street Corp.	380,709
		24,707,134
	Commercial banks — 3.9%
65,700	BB&T Corp.	2,575,440
22,300	Comerica, Inc.	1,292,731
25,800	KeyCorp	949,440
77,200	National City Corp.	2,694,280
11,000	Synovus Financial Corp.	297,990
120,700	U.S. Bancorp	3,681,350
71,000	Wachovia Corp.	3,979,550
73,700	Wells Fargo & Co.	4,707,219
		20,178,000
	Consumer finance — 0.4%
42,100	American Express Co.	2,212,355
	Diversified financial services — 3.9%
22,400	CIT Group, Inc.	1,198,848
207,000	Citigroup, Inc.	9,776,610
215,000	JPMorgan Chase & Co.	8,952,600
		19,928,058
	Insurance — 5.7%
26,700	Ace Ltd.	1,388,667
16,300	Aflac, Inc.	735,619
48,400	Allstate Corp.	2,522,124
3,900	Ambac Financial Group, Inc.	310,440
106,900	American International Group, Inc.	7,065,021
43,100	Genworth Financial, Inc., Class A	1,440,833
37,400	Hartford Financial Services Group, Inc.	3,012,570
45,100	Lincoln National Corp.	2,462,009
12,000	MBIA, Inc.	721,560
31,200	MetLife, Inc.	1,509,144
13,200	Principal Financial Group	644,160

Shares		Value ($)
	Insurance — (continued)
32,500	Prudential Financial, Inc.	2,463,825
59,500	St. Paul Travelers Companies, Inc.	2,486,505
19,843	UICI	733,993
57,600	UnumProvident Corp.	1,179,648
4,200	XL Capital Ltd., Class A	269,262
		28,945,380
	Real estate — 0.3%
10,100	Equity Office Properties Trust, REIT	339,158
200	Equity Residential Property Trust, REIT	9,358
22,600	Plum Creek Timber Co., Inc., REIT	834,618
5,200	Public Storage, Inc.	422,396
		1,605,530
	Thrifts & mortgage finance — 0.9%
1,900	Countrywide Financial Corp.	69,730
38,300	Fannie Mae	1,968,620
38,700	Freddie Mac	2,360,700
6,800	Washington Mutual, Inc.	289,816
		4,688,866
		102,265,323
	Health care — 12.3%
	Biotechnology — 2.3%
99,900	Amgen, Inc.(a)	7,267,725
19,400	Applera Corp. — Applied Biosystems Group	526,516
7,600	Biogen Idec, Inc.(a)	357,960
15,400	Genzyme Corp.(a)	1,035,188
41,900	Gilead Sciences, Inc.(a)	2,607,018
		11,794,407
	Health care equipment & supplies — 2.5%
4,200	Baxter International, Inc.	163,002
27,100	Becton Dickinson & Co.	1,668,818
17,800	Biomet, Inc.	632,256
239,500	Boston Scientific Corp.(a)	5,520,475
59,900	Medtronic, Inc.	3,039,925
42,300	PerkinElmer, Inc.	992,781
23,000	St. Jude Medical, Inc.(a)	943,000
		12,960,257
	Health care providers & services — 2.9%
26,300	Aetna, Inc.	1,292,382
17,900	AmerisourceBergen Corp.	864,033
4,300	Cardinal Health, Inc.	320,436
53,600	Caremark Rx, Inc.(a)	2,636,048
28,900	CIGNA Corp.	3,774,918
400	Coventry Health Care, Inc.(a)	21,592
2,600	Express Scripts, Inc.(a)	228,540
35,400	HCA, Inc.	1,620,966
62,700	UnitedHealth Group, Inc.	3,502,422
6,500	WellPoint, Inc.(a)	503,295
		14,764,632

See Accompanying Notes to Financial Statements.

32

Columbia Large Cap Enhanced Core Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Pharmaceuticals — 4.6%
81,100	Abbott Laboratories	3,444,317
9,700	Barr Pharmaceuticals, Inc.(a)	610,906
66,800	Forest Laboratories, Inc.(a)	2,981,284
88,600	Johnson & Johnson	5,246,892
9,700	King Pharmaceuticals, Inc.(a)	167,325
54,400	Merck & Co., Inc.	1,916,512
330,200	Pfizer, Inc.	8,228,584
25,200	Wyeth	1,222,704
		23,818,524
		63,337,820
	Industrials — 10.8%
	Aerospace & defense — 1.4%
1,700	Boeing Co.	132,481
16,400	General Dynamics Corp.	1,049,272
7,900	Honeywell International, Inc.	337,883
4,500	Lockheed Martin Corp.	338,085
56,200	Raytheon Co.	2,576,208
51,200	United Technologies Corp.	2,968,064
		7,401,993
	Air freight & logistics — 0.9%
59,600	United Parcel Service, Inc., Class B	4,731,048
	Airlines — 0.0%
1,300	Southwest Airlines Co.	23,387
	Building products — 0.1%
10,800	Masco Corp.	350,892
	Commercial services & supplies — 1.3%
2,300	Avery Dennison Corp.	134,504
155,100	Cendant Corp.	2,690,985
46,300	Equifax, Inc.	1,724,212
400	Pitney Bowes, Inc.	17,172
28,000	Robert Half International, Inc.	1,081,080
34,400	R.R. Donnelley & Sons Co.	1,125,568
		6,773,521
	Construction & engineering — 0.1%
7,400	Fluor Corp.	634,920
	Electrical equipment — 1.1%
14,300	Cooper Industries Ltd., Class A	1,242,670
36,700	Emerson Electric Co.	3,069,221
16,100	Rockwell Automation, Inc.	1,157,751
		5,469,642
	Industrial conglomerates — 4.1%
70,800	3M Co.	5,358,852
330,400	General Electric Co.(b)	11,491,312
147,000	Tyco International Ltd.	3,951,360
		20,801,524

Shares		Value ($)
	Machinery — 1.2%
3,700	Cummins, Inc.	388,870
17,900	Danaher Corp.	1,137,545
3,400	Dover Corp.	165,104
20,300	Illinois Tool Works, Inc.	1,955,093
12,300	Ingersoll-Rand Co. Ltd., Class A	514,017
27,300	Paccar, Inc.	1,924,104
		6,084,733
	Road & rail — 0.6%
37,900	Burlington Northern Santa Fe Corp.	3,158,207
2,800	Norfolk Southern Corp.	151,396
		3,309,603
		55,581,263
	Information technology — 14.6%
	Communications equipment — 2.7%
1,000	Avaya, Inc.(a)	11,300
379,100	Cisco Systems, Inc.(a)	8,215,097
100,100	Motorola, Inc.	2,293,291
67,100	Qualcomm, Inc.	3,395,931
		13,915,619
	Computers & peripherals — 3.2%
34,800	Apple Computer, Inc.(a)	2,182,656
145,500	Dell, Inc.(a)	4,330,080
195,700	Hewlett-Packard Co.	6,438,530
44,000	International Business Machines Corp.	3,628,680
1,400	QLogic Corp.(a)	27,090
97,200	Seagate Technology, Inc., Escrow Shares(c)	972
		16,608,008
	Internet software & services — 0.1%
18,100	eBay, Inc.(a)	706,986
	IT services — 0.4%
42,000	Fiserv, Inc.(a)	1,787,100
	Semiconductors & semiconductor equipment — 4.8%
82,300	Advanced Micro Devices, Inc.(a)	2,729,068
58,600	Altera Corp.(a)	1,209,504
105,400	Applied Materials, Inc.	1,845,554
82,000	Freescale Semiconductor, Inc.(a)	2,277,140
439,700	Intel Corp.	8,508,195
31,700	Micron Technology, Inc.(a)	466,624
63,700	National Semiconductor Corp.	1,773,408
4,500	NVIDIA Corp.(a)	257,670
172,300	Texas Instruments, Inc.	5,594,581
		24,661,744
	Software — 3.4%
8,500	Adobe Systems, Inc.(a)	296,820
68,700	Autodesk, Inc.(a)	2,646,324

See Accompanying Notes to Financial Statements.

33

Columbia Large Cap Enhanced Core Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Software — (continued)
432,700	Microsoft Corp.(b)	11,773,767
189,600	Oracle Corp.(a)	2,595,624
		17,312,535
		74,991,992
	Materials — 3.1%
	Chemicals — 1.0%
86,100	Dow Chemical Co.	3,495,660
800	International Flavors & Fragrances, Inc.	27,456
16,100	PPG Industries, Inc.	1,019,935
12,200	Rohm & Haas Co.	596,214
4,013	Tronox, Inc., Class B	68,175
		5,207,440
	Construction materials — 0.1%
7,300	Vulcan Materials Co.	632,545
	Containers & packaging — 0.4%
30,500	Ball Corp.	1,336,815
24,300	Pactiv Corp.(a)	596,322
		1,933,137
	Metals & mining — 1.6%
86,900	Freeport-McMoRan Copper & Gold, Inc., Class B	5,194,013
16,700	Nucor Corp.	1,749,993
11,500	Phelps Dodge Corp.	926,095
		7,870,101
	Paper & forest products — 0.0%
4,900	MeadWestvaco Corp.	133,819
		15,777,042
	Telecommunication services — 3.3%
	Diversified telecommunication services — 2.5%
137,900	AT&T, Inc.	3,728,816
73,300	BellSouth Corp.	2,539,845
6,000	CenturyTel, Inc.	234,720
10,600	Citizens Communications Co.	140,662
172,300	Verizon Communications, Inc.	5,868,538
		12,512,581
	Wireless telecommunication services — 0.8%
41,800	Nextel Partners, Inc., Class A(a)	1,183,776
119,900	Sprint Nextel Corp.	3,098,216
		4,281,992
		16,794,573
	Utilities — 2.9%
	Electric utilities — 1.3%
55,300	American Electric Power Co., Inc.	1,881,306
14,545	Edison International	598,963
20,600	Exelon Corp.	1,089,740
58,900	FirstEnergy Corp.	2,880,210
6,000	PPL Corp.	176,400
		6,626,619

Shares		Value ($)
	Independent power producers & energy traders — 1.1%
36,100	Constellation Energy Group, Inc.	1,975,031
71,975	Duke Energy Corp.	2,098,071
34,380	TXU Corp.	1,538,849
		5,611,951
	Multi-utilities — 0.5%
156,523	Centerpoint Energy, Inc.	1,867,319
19,900	PG&E Corp.	774,110
		2,641,429
		14,879,999
	Total common stocks (Cost of $423,823,288)	488,804,283
	Par
	Purchased put options — 0.1%
$10,000,000	10 Year Interest Rate Swap 3 Month LIBOR Strike Price: 5.29% Expiring: 03/15/07 (Cost of $248,000)	287,243
	Purchased call options — 0.0%
	Options — 0.0%
E 10,000,000	10 Year Interest Rate Swap, 3 Month EURIBOR Strike Price: 3.75% Expiring: 07/10/06 (Cost of $56,720)	32,870
$10,000,000	10 Year Interest Rate Swap 3 Month LIBOR Strike Price: 5.29% Expiring: 03/15/07 (Cost of $248,000)	190,666
		223,536
	Total purchased call options (Cost of $304,720)	223,536
	Short-term obligation — 4.4%
22,894,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.67%, collateralized by a U.S. Government Obligation maturing 04/18/08, market value of $23,353,295 (repurchase proceeds $22,902,910)	22,894,000
	Total short-term obligation (Cost of $22,894,000)	22,894,000

Total investments (Cost of $447,262,008)(d)	99.7%	512,209,062
Other assets & liabilities, net	0.3%	1,408,985
Net assets	100.0%	513,618,047

Notes to Investment Portfolio:

(a)    Non-income producing security.

(b)  A portion of the security with a market value of $5,632,300 pledged as collateral for open futures contracts.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)  Cost for federal income tax purposes is $453,288,831.

See Accompanying Notes to Financial Statements.

34

Columbia Large Cap Enhanced Core Fund

Investment portfolio (continued)  March 31, 2006

At March 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	19.9%
Information technology	14.6
Health care	12.3
Industrials	10.8
Consumer discretionary	10.2
Energy	9.1
Consumer staples	9.0
Telecommunication services	3.3
Materials	3.1
Utilities	2.9
Purchased options	0.1
Short-term obligation	4.4
Other assets & liabilities, net	0.3
100.0%

At March 31, 2006, the Fund held the following written call and put options:

Name of Issuer	Counterparty	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 10-Year Interest Rate Swap	Ixis Capital Markets	5.36%*	03/16/2009	$(6,400,000)	$(260,000)	$(225,018)
Put - OTC 10-year Interest Rate Swap	Ixis Capital Markets	5.36%**	03/16/2009	(6,400,000)	(260,000)	(290,558)
					$(520,000)	$(515,576)

* The Fund will receive a floating rate based on 3-month LIBOR.

** The Fund will pay a floating rate based on 3-month LIBOR.

At March 31, 2006, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index	95	$30,953,375	$30,751,011	Jun-06	$202,364

See Accompanying Notes to Financial Statements.

35

Columbia Large Cap Enhanced Core Fund

Investment portfolio (continued)  March 31, 2006

At March 31, 2006, the Fund held the following open long and short volatility swap contracts:

Units	Start Date	Expiration Date	Counterparty	Variance Level	Reference Index/Security	Net Unrealized Appreciation (Depreciation)
Sold Short
1500.0000	02/10/2006	09/15/2006	Morgan Stanley	14.00%	S&P 500 Index	$76,965
1307.1895	10/06/2005	04/21/2006	Bear Stearns	15.30%	S&P 500 Index	177,778
1071.4300	03/07/2006	10/20/2006	Bear Stearns	14.00%	S&P 500 Index	37,007
						$291,750
Held Long
515.4639	10/06/2005	04/21/2006	Bear Stearns	24.25%	Morgan Stanley (Common)	$(150,129)
746.2700	03/07/2006	10/20/2006	Bear Stearns	16.75%	Microsoft Corp. (Common)	(11,836)
531.9149	02/10/2006	09/15/2006	Bear Stearns	23.50%	Honeywell International, Inc. (Common)	(61,011)
						(222,976)
						$68,774

See Accompanying Notes to Financial Statements.

36

Columbia Large Cap Enhanced Core Fund

Investment portfolio (continued)  March 31, 2006

At March 31, 2006, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	In exchange for	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	USD	$995,542	$1,000,000	4/17/06	$(4,458)
EUR	CHF	2,036,308	2,001,343	4/5/06	34,965
GBP	EUR	1,990,939	2,003,907	4/5/06	(12,968)
IDR	USD	1,006,053	1,000,000	4/17/06	6,053
MXN	USD	997,951	1,000,000	4/17/06	(2,049)
TRY	USD	999,510	1,000,000	4/12/06	(490)
					$21,053
Forward Currency Contracts to Sell	In exchange for	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	USD	$2,009,222	$2,000,000	4/5/06	$(9,222)
CHF	EUR	2,015,030	2,001,343	4/5/06	(13,687)
EUR	GBP	2,036,308	2,003,907	4/5/06	(32,401)
TWD	USD	1,007,765	1,000,000	4/14/06	(7,765)
JPY	USD	1,969,183	2,000,000	4/5/06	30,817
					$(32,258)

Acronym	Name
BRL	Brazilian Real
CHF	Swiss Franc
EUR	Euro Currency
GBP	British Pound
IDR	Indonesian Rupiahs
JPY	Japanese Yen
MXN	Mexican Peso
REIT	Real Estate Investment Trust
TRY	Turkish Lira
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

37

Columbia Mid Cap Index Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 98.4%
	Consumer discretionary — 15.3%
	Auto components — 0.8%
120,450	ArvinMeritor, Inc.	1,795,909
19,950	Bandag, Inc.	835,307
97,750	BorgWarner, Inc.	5,868,910
264,150	Gentex Corp.	4,612,059
114,875	Lear Corp.	2,036,734
57,425	Modine Manufacturing Co.	1,694,037
		16,842,956
	Automobiles — 0.2%
59,125	Thor Industries, Inc.	3,154,910
	Diversified consumer services — 1.4%
167,850	Career Education Corp.(a)	6,332,981
147,000	Corinthian Colleges, Inc.(a)	2,116,800
100,125	DeVry, Inc.(a)	2,279,846
114,750	Education Management Corp.(a)	4,773,600
64,025	ITT Educational Services, Inc.(a)	4,100,801
85,125	Laureate Education, Inc.(a)	4,543,973
77,675	Regis Corp.	2,678,234
76,625	Sotheby's Holdings, Class A(a)	2,225,190
		29,051,425
	Hotels, restaurants & leisure — 2.1%
127,112	Applebee's International, Inc.	3,120,600
61,325	Bob Evans Farms, Inc.	1,821,966
74,700	Boyd Gaming Corp.	3,730,518
146,575	Brinker International, Inc.	6,192,794
80,925	CBRL Group, Inc.	3,553,417
134,800	Cheesecake Factory, Inc.(a)	5,048,260
216,150	GTECH Holdings Corp.	7,359,907
60,125	International Speedway Corp., Class A	3,060,362
112,275	Outback Steakhouse, Inc.	4,940,100
99,275	Ruby Tuesday, Inc.	3,184,742
		42,012,666
	Household durables — 1.9%
108,650	American Greetings Corp., Class A	2,349,013
70,300	Beazer Homes USA, Inc.	4,618,710
45,600	Blyth Industries, Inc.	958,512
86,975	Furniture Brands International, Inc.	2,131,757
61,150	Hovnanian Enterprises, Inc., Class A(a)	2,686,320
55,700	M.D.C. Holdings, Inc.	3,582,067
90,350	Mohawk Industries, Inc.(a)	7,293,052
78,750	Ryland Group, Inc.	5,465,250
201,150	Toll Brothers, Inc.(a)	6,965,824
91,275	Tupperware Brands Corp.	1,879,352
		37,929,857

Shares		Value ($)
	Leisure equipment & products — 0.1%
112,350	Callaway Golf Co.	1,932,420
	Media — 1.5%
156,125	Belo Corp., Class A	3,103,765
67,100	Catalina Marketing Corp.	1,550,010
63,100	Emmis Communications Corp., Class A(a)	1,009,600
59,175	Entercom Communications Corp.	1,652,166
97,025	Harte-Hanks, Inc.	2,653,634
78,150	Lee Enterprises, Inc.	2,601,613
41,150	Media General, Inc., Class A	1,918,413
165,725	Reader's Digest Association, Inc.	2,444,444
61,500	Scholastic Corp.(a)	1,645,740
81,350	Valassis Communications, Inc.(a)	2,389,249
10,025	Washington Post Co., Class B	7,786,919
109,150	Westwood One, Inc.	1,205,016
		29,960,569
	Multiline retail — 0.5%
82,051	99 Cents Only Stores(a)	1,112,612
181,850	Dollar Tree Stores, Inc.(a)	5,031,789
237,575	Saks, Inc.(a)	4,585,198
		10,729,599
	Specialty retail — 6.3%
149,825	Abercrombie & Fitch Co., Class A	8,734,797
184,900	Advance Auto Parts, Inc.	7,699,236
92,950	Aeropostale, Inc.(a)	2,803,372
224,900	American Eagle Outfitters, Inc.	6,715,514
124,325	AnnTaylor Stores Corp.(a)	4,573,917
89,950	Barnes & Noble, Inc.	4,160,188
114,175	Borders Group, Inc.	2,881,777
179,275	CarMax, Inc.(a)	5,858,707
309,400	Chico's FAS, Inc.(a)	12,574,016
169,825	Claire's Stores, Inc.	6,166,346
266,825	Foot Locker, Inc.	6,371,781
97,700	GameStop Corp., Class A(a)	4,605,578
228,500	Michaels Stores, Inc.	8,587,030
191,650	O'Reilly Automotive, Inc.(a)	7,006,724
126,775	Pacific Sunwear of California, Inc.(a)	2,809,334
117,300	Payless Shoesource, Inc.(a)	2,684,997
240,000	PETsMART, Inc.	6,753,600
148,425	Pier 1 Imports, Inc.	1,723,214
118,325	Rent-A-Center, Inc.(a)	3,027,937
247,050	Ross Stores, Inc.	7,211,389
188,650	Urban Outfitters, Inc.(a)	4,629,471
197,325	Williams-Sonoma, Inc.(a)	8,366,580
		125,945,505
	Textiles, apparel & luxury goods — 0.5%
104,000	Polo Ralph Lauren Corp.	6,303,440
93,750	Timberland Co., Class A(a)	3,209,063
		9,512,503
		307,072,410

See Accompanying Notes to Financial Statements.

38

Columbia Mid Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Consumer staples — 1.8%
	Beverages — 0.1%
104,300	PepsiAmericas, Inc.	2,550,135
	Food & staples retailing — 0.3%
115,650	BJ's Wholesale Club, Inc.(a)	3,644,131
59,050	Ruddick Corp.	1,435,506
		5,079,637
	Food products — 0.8%
124,925	Hormel Foods Corp.	4,222,465
99,475	J. M. Smucker Co.	3,949,158
42,825	Lancaster Colony Corp.	1,798,650
169,125	Smithfield Foods, Inc.(a)	4,962,127
44,254	Tootsie Roll Industries, Inc.	1,295,324
		16,227,724
	Household products — 0.5%
110,200	Church & Dwight Co., Inc.	4,068,584
107,075	Energizer Holdings, Inc.(a)	5,674,975
		9,743,559
	Tobacco — 0.1%
43,925	Universal Corp.	1,615,122
		35,216,177
	Energy — 9.4%
	Energy equipment & services — 4.2%
198,200	Cooper Cameron Corp.(a)	8,736,656
262,375	ENSCO International, Inc.	13,499,194
117,225	FMC Technologies, Inc.(a)	6,004,265
223,300	Grant Prideco, Inc.(a)	9,566,172
157,006	Hanover Compressor Co.(a)	2,923,452
89,250	Helmerich & Payne, Inc.	6,231,435
295,425	Patterson-UTI Energy, Inc.	9,441,783
276,825	Pride International, Inc.(a)	8,631,403
343,550	Smith International, Inc.	13,384,708
103,375	Tidewater, Inc.	5,709,401
		84,128,469
	Oil, gas & consumable fuels — 5.2%
121,775	Arch Coal, Inc.	9,247,594
197,200	Denbury Resources, Inc.(a)	6,245,324
93,450	Forest Oil Corp.(a)	3,474,471
219,700	Newfield Exploration Co.(a)	9,205,430
300,950	Noble Energy, Inc.	13,217,724
50,725	Overseas Shipholding Group, Inc.	2,431,249
452,300	Peabody Energy Corp.	22,800,443
219,950	Pioneer Natural Resources Co.	9,732,787
134,025	Plains Exploration & Production Co.(a)	5,178,726
102,425	Pogo Producing Co.	5,146,856
114,800	Quicksilver Resources, Inc.(a)	4,438,168
286,500	Southwestern Energy Co.(a)	9,222,435
99,200	Western Gas Resources, Inc.	4,786,400
		105,127,607
		189,256,076

Shares		Value ($)
	Financials — 18.9%
	Capital markets — 3.1%
129,425	A.G. Edwards, Inc.	6,453,130
221,000	Eaton Vance Corp.	6,050,980
111,675	Investors Financial Services Corp.	5,234,207
86,225	Jefferies Group, Inc.	5,044,163
211,737	Legg Mason, Inc.	26,536,998
148,481	Raymond James Financial, Inc.	4,389,084
108,550	SEI Investments Co.	4,399,532
143,350	Waddell & Reed Financial, Inc., Class A	3,311,385
		61,419,479
	Commercial banks — 3.7%
232,562	Associated Banc Corp.	7,902,457
87,775	Bank of Hawaii Corp.	4,679,285
85,800	Cathay General Bancorp	3,229,512
71,050	City National Corp.	5,455,929
263,800	Colonial BancGroup, Inc.	6,595,000
296,850	Commerce Bancorp, Inc.	10,879,552
81,150	Cullen/Frost Bankers, Inc.	4,361,813
136,525	FirstMerit Corp.	3,366,707
86,300	Greater Bay Bancorp	2,393,962
210,450	Mercantile Bankshares Corp.	8,091,802
59,700	SVB Financial Group(a)	3,167,085
193,725	TCF Financial Corp.	4,988,419
77,660	Texas Regional Bancshares, Inc., Class A	2,290,193
53,950	Westamerica Bancorporation	2,801,084
116,125	Wilmington Trust Corp.	5,034,019
		75,236,819
	Consumer finance — 0.4%
220,550	AmeriCredit Corp.(a)	6,777,502
	Diversified financial services — 0.4%
140,450	Leucadia National Corp.	8,379,247
	Insurance — 4.9%
80,200	American Financial Group, Inc.	3,337,122
66,125	AmerUs Group Co.	3,983,370
163,600	Arthur J. Gallagher & Co.	4,549,716
190,150	Brown & Brown, Inc.	6,312,980
110,825	Everest Re Group Ltd.	10,347,730
296,640	Fidelity National Financial, Inc.	10,539,619
163,625	First American Corp.	6,407,555
91,775	Hanover Insurance Group, Inc.	4,810,846
180,875	HCC Insurance Holdings, Inc.	6,294,450
73,450	Horace Mann Educators Corp.	1,380,860
60,700	Mercury General Corp.	3,332,430
108,425	Ohio Casualty Corp.	3,437,073
392,533	Old Republic International Corp.	8,565,070
119,100	Protective Life Corp.	5,924,034
93,450	Stancorp Financial Group, Inc.	5,056,579
77,275	Unitrin, Inc.	3,594,060
192,580	W.R Berkley Corp.	11,181,195
		99,054,689

See Accompanying Notes to Financial Statements.

39

Columbia Mid Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Real estate — 4.0%
149,725	AMB Property Corp., REIT	8,125,576
186,300	Developers Diversified Realty Corp., REIT	10,199,925
92,400	Highwoods Properties, Inc., REIT	3,116,652
122,975	Hospitality Properties Trust, REIT	5,370,318
150,825	Liberty Property Trust, REIT	7,112,907
122,100	Macerich Co., REIT	9,029,295
106,275	Mack-Cali Realty Corp., REIT	5,101,200
178,475	New Plan Excel Realty Trust, REIT	4,629,642
49,950	Potlatch Corp.	2,139,858
130,485	Rayonier, Inc., REIT	5,948,811
116,600	Regency Centers Corp., REIT	7,834,354
229,575	United Dominion Realty Trust, Inc., REIT	6,552,070
137,400	Weingarten Realty Investors, REIT	5,599,050
		80,759,658
	Thrifts & mortgage finance — 2.4%
147,700	Astoria Financial Corp.	4,572,792
193,500	First Niagara Financial Group, Inc.	2,836,710
126,225	Independence Community Bank Corp.	5,261,058
110,225	IndyMac Bancorp, Inc.	4,511,509
410,203	New York Community Bancorp, Inc.	7,186,757
153,050	PMI Group, Inc.	7,028,056
142,150	Radian Group, Inc.	8,564,537
148,927	Washington Federal, Inc.	3,604,033
90,975	Webster Financial Corp.	4,408,649
		47,974,101
		379,601,495
	Health care — 10.0%
	Biotechnology — 2.3%
115,200	Affymetrix, Inc.(a)	3,793,536
102,575	Cephalon, Inc.(a)	6,180,144
123,650	Charles River Laboratories International, Inc.(a)	6,061,323
90,750	Invitrogen Corp.(a)	6,364,298
54,800	Martek Biosciences Corp.(a)	1,799,084
533,575	Millennium Pharmaceuticals, Inc.(a)	5,394,443
192,900	PDL BioPharma Inc.(a)	6,327,120
67,200	Techne Corp.(a)	4,041,408
169,075	Vertex Pharmaceuticals, Inc.(a)	6,186,454
		46,147,810
	Health care equipment & supplies — 3.2%
114,100	Advanced Medical Optics, Inc.(a)	5,321,624
107,900	Beckman Coulter, Inc.	5,888,103
197,150	Cytyc Corp.(a)	5,555,687

Shares		Value ($)
	Health care equipment & supplies — (continued)
134,375	Dentsply International, Inc.	7,813,906
101,250	Edwards Lifesciences Corp.(a)	4,404,375
87,800	Gen-Probe, Inc.(a)	4,839,536
104,800	Hillenbrand Industries, Inc.	5,762,952
60,600	Intuitive Surgical, Inc.(a)	7,150,800
115,625	STERIS Corp.	2,853,625
225,900	Varian Medical Systems, Inc.(a)	12,686,544
53,150	Varian, Inc.(a)	2,188,717
		64,465,869
	Health care providers & services — 3.6%
84,750	Apria Healthcare Group, Inc.(a)	1,947,555
166,650	Community Health Systems, Inc.(a)	6,024,398
107,750	Covance, Inc.(a)	6,330,312
196,425	Health Net, Inc.(a)	9,982,318
149,250	Henry Schein, Inc.(a)	7,143,105
97,600	LifePoint Hospitals, Inc.(a)	3,035,360
163,400	Lincare Holdings, Inc.(a)	6,366,064
204,825	Omnicare, Inc.	11,263,327
171,900	Pharmaceutical Product Development, Inc.	5,949,459
147,275	Triad Hospitals, Inc.(a)	6,170,823
93,300	Universal Health Services, Inc., Class B	4,738,707
141,300	VCA Antech, Inc.(a)	4,024,224
		72,975,652
	Pharmaceuticals — 0.9%
93,300	Medicis Pharmaceutical Corp., Class A	3,041,580
58,575	Par Pharmaceutical Companies, Inc.(a)	1,650,643
141,625	Perrigo Co.	2,309,904
181,325	Sepracor, Inc.(a)	8,850,473
158,375	Valeant Pharmaceuticals International	2,510,244
		18,362,844
		201,952,175
	Industrials — 14.8%
	Aerospace & defense — 1.2%
62,375	Alliant Techsystems, Inc.(a)	4,813,479
68,100	DRS Technologies, Inc.	3,736,647
229,200	Precision Castparts Corp.	13,614,480
11,075	Sequa Corp., Class A(a)	1,083,135
		23,247,741
	Air freight & logistics — 1.5%
292,150	C.H. Robinson Worldwide, Inc.	14,341,644
182,250	Expeditors International of Washington, Inc.	15,744,577
		30,086,221
	Airlines — 0.4%
152,850	AirTran Holdings, Inc.(a)	2,768,113
57,150	Alaska Air Group, Inc.(a)	2,025,968
263,280	JetBlue Airways Corp.(a)	2,822,362
		7,616,443

See Accompanying Notes to Financial Statements.

40

Columbia Mid Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Commercial services & supplies — 3.9%
153,075	Adesa, Inc.	4,093,226
41,375	Banta Corp.	2,150,673
100,375	Brink's Co.	5,095,035
151,002	ChoicePoint, Inc.(a)	6,757,339
118,875	Copart, Inc.(a)	3,263,119
67,500	Corporate Executive Board Co.	6,810,750
85,700	Deluxe Corp.	2,242,769
114,425	Dun & Bradstreet Corp.(a)	8,774,109
116,125	Herman Miller, Inc.	3,763,611
88,625	HNI Corp.	5,228,875
33,100	Kelly Services, Inc., Class A	899,327
72,425	Korn/Ferry International(a)	1,476,746
150,175	Manpower, Inc.	8,587,006
45,000	Mine Safety Appliances Co.	1,890,000
86,000	Navigant Consulting, Inc.(a)	1,836,100
206,825	Republic Services, Inc.	8,792,131
50,418	Rollins, Inc.	1,020,460
75,175	Stericycle, Inc.(a)	5,083,333
		77,764,609
	Construction & engineering — 0.7%
56,375	Granite Construction	2,744,335
99,850	Jacobs Engineering Group, Inc.(a)	8,660,989
201,775	Quanta Services, Inc.(a)	3,232,435
		14,637,759
	Electrical equipment — 1.1%
120,750	AMETEK, Inc.	5,428,920
103,525	Hubbell, Inc., Class B	5,306,691
146,600	Roper Industries, Inc.	7,129,158
90,500	Thomas & Betts Corp.(a)	4,649,890
		22,514,659
	Industrial conglomerates — 0.4%
50,100	Carlisle Companies, Inc.	4,098,180
69,250	Teleflex, Inc.	4,960,378
		9,058,558
	Machinery — 3.5%
154,775	AGCO Corp.(a)	3,210,034
86,400	Crane Co.	3,543,264
116,900	Donaldson Co., Inc.	3,950,051
82,225	Federal Signal Corp.	1,521,163
96,125	Flowserve Corp.(a)	5,607,932
117,187	Graco, Inc.	5,323,805
71,550	Harsco Corp.	5,911,461
210,400	Joy Global, Inc.	12,575,608
67,250	Kennametal, Inc.	4,111,665
57,225	Nordson Corp.	2,853,239
173,475	Pentair, Inc.	7,069,106
112,525	SPX Corp.	6,011,085
31,550	Tecumseh Products Co., Class A	774,237
143,400	Timken Co.	4,627,518
74,500	Trinity Industries, Inc.	4,052,055
		71,142,223
	Marine — 0.2%
75,500	Alexander & Baldwin, Inc.	3,599,840

Shares		Value ($)
	Road & rail — 0.8%
89,250	CNF, Inc.	4,457,145
210,950	J.B. Hunt Transport Services, Inc.	4,543,863
91,225	Swift Transportation Co., Inc.(a)	1,982,319
88,643	Werner Enterprises, Inc.	1,628,372
99,300	YRC Worldwide, Inc.(a)	3,779,358
		16,391,057
	Trading companies & distributors — 1.1%
211,800	Fastenal Co.	10,026,612
86,775	GATX Corp.	3,582,940
92,600	MSC Industrial Direct Co.	5,002,252
114,450	United Rentals, Inc.(a)	3,948,525
		22,560,329
		298,619,439
	Information technology — 16.3%
	Communications equipment — 1.9%
667,800	3Com Corp.(a)	3,419,136
116,675	ADTRAN, Inc.	3,054,552
84,250	Avocent Corp.(a)	2,674,095
96,775	CommScope, Inc.(a)	2,762,926
68,850	Dycom Industries, Inc.(a)	1,463,063
68,300	F5 Networks, Inc.(a)	4,951,067
229,150	Harris Corp.	10,836,503
80,425	Plantronics, Inc.	2,849,458
148,700	Polycom, Inc.(a)	3,223,816
189,025	Powerwave Technologies, Inc.(a)	2,549,947
179,725	UTStarcom, Inc.(a)	1,130,470
		38,915,033
	Computers & peripherals — 1.7%
118,525	Diebold, Inc.	4,871,377
59,675	Imation Corp.	2,560,654
261,375	McDATA Corp. Class A(a)	1,207,553
314,800	SanDisk Corp.(a)	18,107,296
374,900	Western Digital Corp.(a)	7,284,307
		34,031,187
	Electronic equipment & instruments — 2.4%
151,900	Amphenol Corp., Class A	7,926,142
206,275	Arrow Electronics, Inc.(a)	6,656,494
250,050	Avnet, Inc.(a)	6,346,269
107,125	CDW Corp.	6,304,306
198,200	Ingram Micro, Inc., Class A(a)	3,964,000
148,325	KEMET Corp.(a)	1,404,638
94,662	National Instruments Corp.	3,087,874
68,325	Newport Corp.(a)	1,288,610
76,075	Plexus Corp.(a)	2,858,138
96,550	Tech Data Corp.(a)	3,563,660
315,175	Vishay Intertechnology, Inc.(a)	4,488,092
		47,888,223

See Accompanying Notes to Financial Statements.

41

Columbia Mid Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	IT services — 3.4%
131,975	Acxiom Corp.	3,410,234
114,225	Alliance Data Systems Corp.(a)	5,342,303
55,900	Anteon International Corp.(a)	3,049,904
206,550	BISYS Group, Inc.(a)	2,784,294
248,325	Ceridian Corp.(a)	6,319,871
156,050	CheckFree Corp.(a)	7,880,525
236,225	Cognizant Technology Solutions Corp., Class A(a)	14,053,025
83,125	CSG Systems International, Inc.(a)	1,933,488
107,700	DST Systems, Inc.(a)	6,240,138
159,925	Fidelity National Information Services, Inc.	6,484,959
99,725	Gartner, Inc.(a)	1,391,164
145,875	MoneyGram International, Inc.	4,481,280
172,925	MPS Group, Inc.(a)	2,645,752
64,100	SRA International, Inc., Class A(a)	2,418,493
		68,435,430
	Office electronics — 0.3%
120,275	Zebra Technologies Corp., Class A(a)	5,378,698
	Semiconductors & semiconductor equipment — 4.1%
726,950	Atmel Corp.(a)	3,431,204
41,575	Cabot Microelectronics Corp.(a)	1,542,433
170,725	Credence Systems Corp.(a)	1,253,122
130,475	Cree Research, Inc.(a)	4,280,885
231,375	Cypress Semiconductor Corp.(a)	3,921,806
207,750	Fairchild Semiconductor International, Inc.(a)	3,961,792
342,392	Integrated Device Technology, Inc.(a)	5,087,945
121,275	International Rectifier Corp.(a)	5,024,423
243,100	Intersil Corp., Class A	7,030,452
239,075	Lam Research Corp.(a)	10,280,225
194,275	Lattice Semiconductor Corp.(a)	1,293,872
282,300	MEMC Electronic Materials, Inc.(a)	10,422,516
109,050	Micrel, Inc.(a)	1,616,121
364,250	Microchip Technology, Inc.	13,222,275
323,800	RF Micro Devices, Inc.(a)	2,800,870
124,500	Semtech Corp.(a)	2,227,305
77,375	Silicon Laboratories, Inc.(a)	4,251,756
239,350	TriQuint Semiconductor, Inc.(a)	1,177,602
		82,826,604
	Software — 2.5%
472,721	Activision, Inc.(a)	6,518,823
27,525	Advent Software, Inc.(a)	782,260
484,675	Cadence Design Systems, Inc.(a)	8,961,641
111,200	Fair Isaac Corp.	4,405,744
128,325	Jack Henry & Associates, Inc.	2,934,793
87,800	Macrovision Corp.(a)	1,944,770
284,275	McAfee, Inc.(a)	6,916,411
135,375	Mentor Graphics Corp.(a)	1,495,894
87,400	Reynolds & Reynolds Co., Class A	2,482,160

Shares		Value ($)
	Software — (continued)
121,325	RSA Security, Inc.(a)	2,176,570
155,775	Sybase, Inc.(a)	3,289,968
246,025	Synopsys, Inc.(a)	5,498,659
63,500	Transaction Systems Architects, Inc.(a)	1,981,835
127,825	Wind River Systems, Inc.(a)	1,591,421
		50,980,949
		328,456,124
	Materials — 4.4%
	Chemicals — 2.8%
115,075	Airgas, Inc.	4,498,282
65,325	Albemarle Corp.	2,962,489
108,125	Cabot Corp.	3,675,169
410,100	Chemtura Corp.	4,830,978
68,175	Cytec Industries, Inc.	4,091,182
71,625	Ferro Corp.	1,432,500
66,150	FMC Corp.	4,099,977
116,600	Lubrizol Corp.	4,996,310
350,375	Lyondell Chemical Co.	6,972,462
34,100	Minerals Technologies, Inc.	1,991,781
123,325	Olin Corp.	2,647,788
202,200	RPM International, Inc.	3,627,468
77,850	Scotts Miracle-Gro Co., Class A	3,562,416
80,500	Sensient Technologies Corp.	1,453,025
173,750	Valspar Corp.	4,842,412
		55,684,239
	Construction materials — 0.6%
80,800	Florida Rock Industries, Inc.	4,542,576
78,275	Martin Marietta Materials, Inc.	8,377,773
		12,920,349
	Containers & packaging — 0.5%
87,350	Longview Fibre Co.	2,257,124
102,775	Packaging Corp. of America	2,306,271
168,700	Sonoco Products Co.	5,713,869
		10,277,264
	Metals & mining — 0.3%
66,400	Steel Dynamics, Inc.	3,766,872
122,300	Worthington Industries, Inc.	2,453,338
		6,220,210
	Paper & forest products — 0.2%
95,600	Bowater, Inc.	2,827,848
75,600	Glatfelter	1,385,748
		4,213,596
		89,315,658
	Telecommunication services — 0.4%
	Diversified telecommunication services — 0.1%
420,875	Cincinnati Bell, Inc.(a)	1,902,355
	Wireless telecommunication services — 0.3%
175,441	Telephone & Data Systems, Inc.	6,919,393
		8,821,748

See Accompanying Notes to Financial Statements.

42

Columbia Mid Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Utilities — 7.1%
	Electric utilities — 2.1%
216,325	DPL, Inc.	5,840,775
133,650	Duquesne Light Holdings, Inc.	2,205,225
127,975	Great Plains Energy, Inc.	3,602,496
138,600	Hawaiian Electric Industries, Inc.	3,760,218
72,600	IDACORP, Inc.	2,360,952
262,275	Northeast Utilities Co.	5,122,231
324,850	Pepco Holdings, Inc.	7,403,331
197,425	Puget Energy, Inc.	4,181,462
343,400	Sierra Pacific Resources(a)	4,742,354
148,625	Westar Energy, Inc.	3,092,886
		42,311,930
	Gas utilities — 1.8%
133,125	AGL Resources, Inc.	4,799,156
204,900	Equitable Resources, Inc.	7,480,899
144,475	National Fuel Gas Co.	4,727,222
200,400	ONEOK, Inc.	6,462,900
145,750	Questar Corp.	10,209,787
83,325	WGL Holdings, Inc.	2,534,747
		36,214,711
	Independent power producers & energy traders — 0.1%
56,600	Black Hills Corp.	1,924,400
	Multi-utilities — 2.8%
200,375	Alliant Energy Corp.	6,305,801
638,775	Aquila, Inc.(a)	2,548,712
252,425	Energy East Corp.	6,133,927
205,037	MDU Resources Group, Inc.	6,858,488
182,600	NSTAR	5,224,186
154,850	OGE Energy Corp.	4,490,650
117,550	PNM Resources, Inc.	2,868,220
195,675	Scana Corp.	7,678,287
130,200	Vectren Corp.	3,434,676
200,025	Wisconsin Energy Corp.	7,999,000
68,375	WPS Resources Corp.	3,365,418
		56,907,365
	Water utilities — 0.3%
219,974	Aqua America, Inc.	6,119,677
		143,478,083
	Total common stocks (Cost of $1,414,837,517)	1,981,789,385
	Par ($)
	Short-term obligations — 1.2%
	Repurchase agreement — 1.1%
23,434,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Agency Obligation maturing 04/18/08, market value of $23,903,255 (repurchase proceeds $23,443,120)	23,434,000

	Par ($)		Value ($)
	U.S. Government agencies & obligations — 0.1%
2,100,000	United States Treasury Bill 4.485% 06/15/06(b)(c)		2,080,378
	Total short-term obligations (Cost of $25,514,378)		25,514,378
	Total investments (Cost of $1,440,351,895)(d)	99.6%	2,007,303,763
	Other assets & liabilities, net	0.4%	7,058,855
	Net assets	100.0%	2,014,362,618

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security pledged as collateral for open futures contracts.

(c)  The rate shown represents the annualized yield at the date of purchase.

(d)  Cost for federal income tax purposes is $1,464,337,815.

At March 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	18.9%
Information technology	16.3
Consumer discretionary	15.3
Industrials	14.8
Health care	10.0
Energy	9.4
Utilities	7.1
Materials	4.4
Consumer staples	1.8
Telecommunication services	0.4
Short-term obligations	1.2
Other assets & liabilities, net	0.4
100.0%

At March 31, 2006, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation

S&P Midcap 400 Index	88	$35,129,600	$34,194,418	Jun-2006	$935,182

Acronym	Name
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

43

Columbia Small Cap Index Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 98.0%
	Consumer discretionary — 15.0%
	Auto components — 0.3%
128,200	LKQ Corp.(a)	2,667,842
34,900	Midas, Inc.(a)	763,263
32,800	Standard Motor Products, Inc.	291,264
63,600	Superior Industries International, Inc.	1,231,296
		4,953,665
	Automobiles — 0.4%
39,400	Coachmen Industries, Inc.	448,372
177,300	Fleetwood Enterprises, Inc.(a)	1,980,441
73,900	Monaco Coach Corp.	990,260
91,200	Winnebago Industries, Inc.	2,767,008
		6,186,081
	Distributors — 0.2%
51,400	Audiovox Corp., Class A(a)	613,716
80,400	Building Materials Holding Corp.	2,865,456
		3,479,172
	Diversified consumer services — 0.1%
15,000	CPI Corp.	306,000
28,400	Pre-Paid Legal Services, Inc.	1,007,632
26,900	Vertrue, Inc.(a)	1,124,420
		2,438,052
	Hotels, restaurants & leisure — 3.6%
99,800	Aztar Corp.(a)	4,190,602
94,700	Bally Total Fitness Holding Corp.(a)	887,339
95,450	CEC Entertainment, Inc.(a)	3,209,029
52,200	IHOP Corp.	2,502,468
96,100	Jack in the Box, Inc.(a)	4,180,350
46,200	Landry's Restaurants, Inc.	1,632,246
50,000	Lone Star Steakhouse & Saloon, Inc.	1,421,000
61,600	Marcus Corp.	1,228,920
75,000	Multimedia Games, Inc.(a)	1,116,000
63,700	O'Charleys, Inc.(a)	1,175,902
73,600	P.F. Chang's China Bistro, Inc.(a)	3,627,744
87,000	Panera Bread Co., Class A(a)	6,540,660
65,500	Papa John's International, Inc.(a)	2,149,055
130,600	Pinnacle Entertainment, Inc.(a)	3,679,002
93,500	RARE Hospitality International, Inc.(a)	3,256,605
40,400	Red Robin Gourmet Burgers, Inc.(a)	1,906,880
117,200	Ryan's Restaurant Group, Inc.(a)	1,699,400
96,550	Shuffle Master, Inc.(a)	3,450,697
160,600	Sonic Corp.(a)	5,641,878
77,600	Steak n Shake Co.(a)	1,637,360
150,864	Triarc Companies, Inc.	2,637,103
63,200	WMS Industries, Inc.(a)	1,902,320
		59,672,560

Shares		Value ($)
	Household durables — 2.2%
32,800	Bassett Furniture Industries, Inc.	654,360
211,500	Champion Enterprises, Inc.(a)	3,164,040
91,700	Ethan Allen Interiors, Inc.	3,853,234
133,300	Interface, Inc., Class A(a)	1,840,873
143,700	La-Z-Boy, Inc.	2,442,900
38,700	Lenox Group, Inc.(a)	506,970
38,800	Libbey, Inc.	274,704
34,200	M/I Homes, Inc.	1,607,400
63,900	Meritage Corp.(a)	3,511,944
13,100	National Presto Industries, Inc.	644,127
13,400	NVR, Inc.(a)	9,901,930
33,000	Russ Berrie & Co., Inc.	501,600
18,900	Skyline Corp.	782,082
190,700	Standard Pacific Corp.	6,411,334
		36,097,498
	Internet & catalog retail — 0.2%
133,500	Insight Enterprises, Inc.(a)	2,938,335
56,500	J. Jill Group, Inc.(a)	1,350,915
		4,289,250
	Leisure equipment & products — 1.2%
35,500	Arctic Cat, Inc.	854,130
74,800	JAKKS Pacific, Inc.(a)	2,000,152
130,300	K2, Inc.(a)	1,635,265
92,900	Nautilus Group, Inc.	1,388,855
115,500	Polaris Industries, Inc.	6,301,680
146,250	SCP Pool Corp.	6,860,587
59,800	Sturm Ruger & Co., Inc.	477,204
		19,517,873
	Media — 0.7%
35,500	4Kids Entertainment, Inc.(a)	610,245
87,550	ADVO, Inc.	2,801,600
86,400	Arbitron, Inc.	2,922,048
187,800	Live Nation, Inc.(a)	3,725,952
30,500	Thomas Nelson, Inc.	892,125
		10,951,970
	Multiline retail — 0.1%
110,750	Fred's, Inc.	1,468,545
	Specialty retail — 4.3%
124,950	Aaron Rents, Inc.	3,394,891
46,000	Burlington Coat Factory Warehouse Corp.	2,090,700
86,600	Cato Corp., Class A	2,066,276
59,500	Children's Place Retail Stores, Inc.(a)	3,445,050
100,500	Christopher & Banks Corp.	2,332,605
61,300	Cost Plus, Inc.(a)	1,048,230
63,300	Dress Barn, Inc.(a)	3,035,235
119,700	Finish Line, Inc., Class A	1,969,065
63,600	Genesco, Inc.(a)	2,473,404
58,800	Group 1 Automotive, Inc.	2,795,352
72,900	Guitar Center, Inc.(a)	3,477,330
88,000	Gymboree Corp.(a)	2,291,520
53,200	Hancock Fabrics, Inc.	193,648

See Accompanying Notes to Financial Statements.

44

Columbia Small Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Specialty retail — (continued)
62,300	Haverty Furniture Companies, Inc.	894,005
99,300	Hibbett Sporting Goods, Inc.(a)	3,275,907
124,700	Hot Topic, Inc.(a)	1,808,150
65,150	Jo-Ann Stores, Inc.(a)	876,919
44,400	MarineMax, Inc.(a)	1,488,288
146,900	Men's Wearhouse, Inc.	5,279,586
150,600	Pep Boys-Manny, Moe & Jack, Inc.	2,275,566
97,700	Select Comfort Corp.(a)	3,864,035
82,700	Sonic Automotive, Inc.	2,295,752
73,550	Stage Stores, Inc.	2,188,113
74,100	Stein Mart, Inc.	1,290,822
92,600	Too, Inc.(a)	3,180,810
92,900	Tractor Supply Co.(a)	6,162,986
72,500	Tuesday Morning Corp.	1,674,025
133,100	Zale Corp.(a)	3,730,793
		70,899,063
	Textiles, apparel & luxury goods — 1.7%
39,900	Ashworth, Inc.(a)	396,207
51,300	Brown Shoe Co., Inc.	2,692,224
129,850	Fossil, Inc.(a)	2,412,613
41,475	Jos. A. Bank Clothiers, Inc.(a)	1,988,726
72,300	K-Swiss, Inc.	2,179,122
71,300	Kellwood Co.	2,238,107
40,600	Oxford Industries, Inc.	2,075,878
102,400	Phillips-Van Heusen Corp.	3,912,704
328,700	Quiksilver, Inc.(a)	4,555,782
92,000	Russell Corp.	1,269,600
102,200	Stride Rite Corp.	1,479,856
158,100	Wolverine World Wide, Inc.	3,498,753
		28,699,572
		248,653,301
	Consumer staples — 3.6%
	Beverages — 0.3%
35,100	Hansen Natural Corp.(a)	4,424,355
	Food & staples retailing — 1.0%
140,000	Casey's General Stores, Inc.	3,201,800
50,200	Great Atlantic & Pacific Tea Co., Inc.(a)	1,753,486
73,900	Longs Drug Stores Corp.	3,420,092
36,800	Nash Finch Co.	1,100,320
95,300	Performance Food Group Co.(a)	2,972,407
116,600	United Natural Foods, Inc.(a)	4,077,502
		16,525,607
	Food products — 1.6%
51,200	American Italian Pasta Co., Class A	320,512
205,600	Corn Products International, Inc.	6,079,592
99,500	Delta & Pine Land Co.	3,000,920
145,400	Flowers Foods, Inc.	4,318,380
105,900	Hain Celestial Group, Inc.(a)	2,773,521

Shares		Value ($)
	Food products — (continued)
37,700	J & J Snack Foods Corp.	1,266,343
83,700	Lance, Inc.	1,883,250
39,000	Peet's Coffee & Tea, Inc.(a)	1,170,000
80,300	Ralcorp Holdings, Inc.(a)	3,055,415
39,600	Sanderson Farms, Inc.	887,040
86,400	TreeHouse Foods, Inc.(a)	2,293,920
		27,048,893
	Household products — 0.2%
104,400	Spectrum Brands, Inc.(a)	2,267,568
46,400	WD-40 Co.	1,431,440
		3,699,008
	Personal products — 0.4%
32,700	Natures Sunshine Products, Inc.	408,750
155,000	NBTY, Inc.(a)	3,490,600
176,400	Playtex Products, Inc.(a)	1,846,908
27,700	USANA Health Sciences, Inc.(a)	1,155,644
		6,901,902
	Tobacco — 0.1%
242,200	Alliance One International, Inc.	1,177,092
		59,776,857
	Energy — 7.6%
	Energy equipment & services — 3.6%
37,300	Atwood Oceanics, Inc.(a)	3,767,673
55,450	CARBO Ceramics, Inc.	3,155,660
22,400	Dril-Quip, Inc.(a)	1,587,040
54,700	Hydril(a)	4,263,865
195,100	Input/Output, Inc.(a)	1,894,421
85,200	Lone Star Technologies, Inc.(a)	4,720,932
40,700	Lufkin Industries, Inc.	2,256,408
119,800	Maverick Tube Corp.(a)	6,348,202
62,300	NS Group, Inc.(a)	2,867,669
74,300	Oceaneering International, Inc.(a)	4,257,390
57,700	SEACOR Holdings, Inc.(a)	4,569,840
96,475	Tetra Technologies, Inc.(a)	4,538,184
128,600	Unit Corp.(a)	7,169,450
98,800	Veritas DGC, Inc.(a)	4,484,532
81,500	W-H Energy Services, Inc.(a)	3,625,935
		59,507,201
	Oil, gas & consumable fuels — 4.0%
135,150	Cabot Oil & Gas Corp.	6,477,739
230,200	Cimarex Energy Co.	9,958,452
156,200	Frontier Oil Corp.	9,270,470
216,100	Helix Energy Solutions Group, Inc.(a)	8,190,190
213,800	Massey Energy Co.	7,711,766
51,700	Penn Virginia Corp.	3,670,700
45,200	Petroleum Development Corp.(a)	2,050,272
65,500	Remington Oil & Gas Corp.(a)	2,830,910
157,200	St. Mary Land & Exploration Co.	6,418,476
75,500	Stone Energy Corp.(a)	3,331,815
79,800	Swift Energy Co.(a)	2,989,308
76,100	World Fuel Services Corp.	3,077,484
		65,977,582
		125,484,783

See Accompanying Notes to Financial Statements.

45

Columbia Small Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Financials — 14.6%
	Capital markets — 0.8%
117,400	Investment Technology Group, Inc.(a)	5,846,520
168,500	LaBranche & Co., Inc.(a)	2,663,985
57,600	Piper Jaffray Companies, Inc.(a)	3,168,000
44,100	SWS Group, Inc.	1,153,215
		12,831,720
	Commercial banks — 5.5%
97,400	Boston Private Financial Holdings, Inc.	3,291,146
84,500	Central Pacific Financial Corp.	3,102,840
130,325	Chittenden Corp.	3,775,515
83,200	Community Bank System, Inc.	1,857,856
166,200	East West Bancorp, Inc.	6,407,010
224,600	First Bancorp., Inc. Delaware	2,776,056
196,000	First Commonwealth Financial Corp.	2,873,360
136,900	First Midwest Bancorp, Inc.	5,006,433
63,850	First Republic Bank	2,414,807
87,200	Glacier Bancorp, Inc.	2,707,560
106,200	Gold Banc Corp., Inc.	1,945,584
109,500	Hanmi Financial Corp.	1,977,570
54,200	Harbor Florida Bancshares, Inc.	2,052,554
49,700	Irwin Financial Corp.	960,701
55,300	Nara Bancorp, Inc.	970,515
48,800	PrivateBancorp, Inc.	2,024,712
69,400	Prosperity Bancshares, Inc.	2,096,574
91,400	Provident Bankshares Corp.	3,331,530
208,937	Republic Bancorp, Inc.	2,515,602
207,500	South Financial Group, Inc.	5,426,125
126,200	Sterling Bancshares, Inc.	2,277,910
96,725	Sterling Financial Corp.	2,805,025
130,100	Susquehanna Bancshares, Inc.	3,352,677
208,100	TrustCo Bank Corp. NY	2,532,577
258,900	UCBH Holdings, Inc.	4,898,388
123,700	Umpqua Holdings Corp.	3,525,450
103,100	United Bankshares, Inc.	3,945,637
176,000	Whitney Holding Corp.	6,240,960
65,800	Wintrust Financial Corp.	3,827,586
		90,920,260
	Consumer finance — 0.3%
81,600	Cash America International, Inc.	2,449,632
58,200	Rewards Network, Inc.(a)	463,272
51,000	World Acceptance Corp.(a)	1,397,400
		4,310,304
	Diversified financial services — 0.1%
75,300	Financial Federal Corp.	2,206,290
	Insurance — 2.6%
79,700	Delphi Financial Group, Inc., Class A	4,114,911
100,500	Hilb Rogal & Hobbs Co.	4,142,610
57,600	Infinity Property & Casualty Corp.	2,404,224

Shares		Value ($)
	Insurance — (continued)
48,000	LandAmerica Financial Group, Inc.	3,256,800
153,800	Philadelphia Consolidated Holding Co.(a)	5,250,732
59,700	Presidential Life Corp.	1,516,977
86,400	ProAssurance Corp.(a)	4,492,800
59,800	RLI Corp.	3,426,540
27,800	SCPIE Holdings, Inc.(a)	681,100
79,000	Selective Insurance Group, Inc.	4,187,000
50,600	Stewart Information Services Corp.	2,382,248
47,200	United Fire & Casualty Co.	1,552,880
103,600	Zenith National Insurance Corp.	4,986,268
		42,395,090
	Real estate — 3.6%
87,700	Acadia Realty Trust, REIT	2,065,335
125,600	Colonial Properties Trust, REIT	6,296,328
155,200	Commercial Net Lease Realty, Inc., REIT	3,616,160
61,300	EastGroup Properties, Inc., REIT	2,908,072
73,300	Entertainment Properties Trust, REIT	3,077,134
63,500	Essex Property Trust, Inc., REIT	6,904,355
96,700	Glenborough Realty Trust, Inc. REIT	2,103,225
82,800	Kilroy Realty Corp., REIT	6,397,128
144,500	Lexington Corporate Properties Trust, REIT	3,012,825
56,300	LTC Properties, Inc., REIT	1,309,538
157,050	New Century Financial Corp., REIT	7,227,441
39,300	Parkway Properties, Inc., REIT	1,716,624
130,400	Shurgard Storage Centers, Inc., Class A, REIT	8,688,552
45,600	Sovran Self Storage, Inc., REIT	2,517,120
48,900	Town & Country Trust, REIT	1,984,851
		59,824,688
	Thrifts & mortgage finance — 1.7%
50,900	Anchor BanCorp Wisconsin, Inc.	1,542,779
124,900	BankAtlantic Bancorp, Inc., Class A	1,797,311
88,600	BankUnited Financial Corp. Class A	2,395,744
171,200	Brookline Bancorp, Inc.	2,651,888
77,000	Dime Community Bancshares	1,106,490
58,100	Downey Financial Corp.	3,910,130
62,100	Fidelity Bankshares, Inc.	2,088,423
46,000	FirstFed Financial Corp.(a)	2,751,260
97,100	Flagstar BanCorp, Inc.	1,466,210
62,200	Franklin Bank Corp.(a)	1,196,106
181,800	Fremont General Corp.	3,919,608
82,100	MAF Bancorp, Inc.	3,593,517
		28,419,466
		240,907,818

See Accompanying Notes to Financial Statements.

46

Columbia Small Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Health care — 12.0%
	Biotechnology — 0.4%
98,300	ArQule, Inc.(a)	564,242
74,100	Cambrex Corp.	1,447,914
76,120	Enzo Biochem, Inc.(a)	1,027,620
123,300	Regeneron Pharmaceuticals, Inc.(a)	2,050,479
170,100	Savient Pharmaceuticals, Inc.(a)	906,633
		5,996,888
	Health care equipment & supplies — 6.3%
193,700	American Medical Systems Holdings, Inc.(a)	4,358,250
38,500	Analogic Corp.	2,548,700
69,700	ArthroCare Corp.(a)	3,333,054
64,600	BioLase Technology, Inc.	616,930
48,400	Biosite, Inc.(a)	2,513,412
39,400	CNS, Inc.	848,676
78,000	CONMED Corp.(a)	1,493,700
123,700	Cooper Companies, Inc.	6,683,511
60,900	Cyberonics, Inc.(a)	1,569,393
34,300	Datascope Corp.	1,356,908
65,500	Diagnostic Products Corp.	3,119,765
56,000	Dionex Corp.(a)	3,442,880
61,700	DJ Orthopedics, Inc.(a)	2,453,192
60,200	Greatbatch, Inc.(a)	1,318,982
73,900	Haemonetics Corp.(a)	3,751,903
126,100	Hologic, Inc.(a)	6,979,635
39,400	ICU Medical, Inc.(a)	1,425,886
88,500	IDEXX Laboratories, Inc.(a)	7,642,860
123,525	Immucor, Inc.(a)	3,543,932
48,300	Integra LifeSciences Holdings Corp.(a)	1,979,334
107,175	Intermagnetics General Corp.(a)	2,684,734
88,200	Invacare Corp.	2,739,492
27,700	Kensey Nash Corp.(a)	792,220
55,700	Laserscope(a)	1,317,305
106,300	Mentor Corp.	4,816,453
75,400	Merit Medical Systems, Inc.(a)	905,554
47,800	Osteotech, Inc.(a)	209,364
64,100	PolyMedica Corp.	2,715,276
47,700	Possis Medical, Inc.(a)	484,632
208,900	ResMed, Inc.(a)	9,187,422
201,500	Respironics, Inc.(a)	7,840,365
43,300	SurModics, Inc.(a)	1,531,088
112,600	Sybron Dental Specialties, Inc.(a)	4,643,624
89,100	Theragenics Corp.(a)	281,556
88,000	Viasys Healthcare, Inc.(a)	2,647,040
15,800	Vital Signs, Inc.	867,894
		104,644,922
	Health care providers & services — 4.6%
43,900	Amedisys, Inc.(a)	1,525,525
143,450	AMERIGROUP Corp.(a)	3,018,188
82,500	AmSurg Corp.(a)	1,871,925
119,500	Centene Corp.(a)	3,485,815
172,100	Cerner Corp.(a)	8,166,145
71,600	Chemed Corp.	4,248,744
58,100	Cross Country Healthcare, Inc.(a)	1,124,816

Shares		Value ($)
	Health care providers & services — (continued)
61,200	CryoLife, Inc.(a)	269,280
120,700	Dendrite International, Inc.(a)	1,647,555
54,000	Genesis HealthCare Corp.(a)	2,372,760
72,500	Gentiva Health Services, Inc.(a)	1,320,225
95,300	Healthways, Inc.(a)	4,854,582
183,100	Hooper Holmes, Inc.	529,159
57,400	LCA-Vision, Inc.	2,876,314
58,500	Matria Healthcare, Inc.(a)	2,220,660
95,850	Odyssey Healthcare, Inc.(a)	1,649,579
110,900	Owens & Minor, Inc.	3,634,193
73,800	PAREXEL International Corp.(a)	1,951,272
67,100	Pediatrix Medical Group, Inc.(a)	6,887,144
91,127	Per-Se Technologies, Inc.(a)	2,429,446
46,700	RehabCare Group, Inc.(a)	880,295
51,300	SFBC International, Inc.(a)	1,250,694
144,100	Sierra Health Services, Inc.(a)	5,864,870
115,500	Sunrise Senior Living, Inc.(a)	4,501,035
123,250	United Surgical Partners International, Inc.(a)	4,364,282
76,800	Ventiv Health, Inc.(a)	2,551,296
		75,495,799
	Pharmaceuticals — 0.7%
115,900	Alpharma, Inc., Class A	3,108,438
42,200	Bradley Pharmaceuticals, Inc.(a)	627,514
93,300	Connetics Corp.(a)	1,579,569
78,100	First Horizon Pharmaceutical Corp.(a)	1,968,901
215,300	MGI Pharma, Inc.(a)	3,767,750
65,600	Noven Pharmaceuticals, Inc.(a)	1,181,456
		12,233,628
		198,371,237
	Industrials — 18.6%
	Aerospace & defense — 2.2%
98,700	AAR Corp.(a)	2,810,976
32,500	Applied Signal Technology, Inc.	644,475
82,500	Armor Holdings, Inc.(a)	4,808,925
73,500	Ceradyne, Inc.(a)	3,667,650
43,100	Cubic Corp.	1,031,814
60,600	Curtiss-Wright Corp.	4,011,720
41,000	EDO Corp.	1,264,850
70,500	Esterline Technologies Corp.(a)	3,013,875
153,100	GenCorp, Inc.(a)	3,146,205
66,500	Kaman Corp., Class A	1,673,140
58,400	Mercury Computer Systems, Inc.(a)	946,080
101,975	Moog, Inc., Class A(a)	3,619,093
94,100	Teledyne Technologies, Inc.(a)	3,349,960
44,200	Triumph Group, Inc.(a)	1,956,292
		35,945,055
	Air freight & logistics — 0.6%
90,600	EGL, Inc.(a)	4,077,000
87,250	Forward Air Corp.	3,253,553
56,100	HUB Group, Inc., Class A(a)	2,557,038
		9,887,591

See Accompanying Notes to Financial Statements.

47

Columbia Small Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Airlines — 0.4%
100,600	Frontier Airlines, Inc.	774,620
97,200	Mesa Air Group, Inc.(a)	1,111,968
160,800	SkyWest, Inc.	4,706,616
		6,593,204
	Building products — 1.3%
77,300	Apogee Enterprises, Inc.	1,304,824
41,700	Drew Industries, Inc.(a)	1,482,435
50,500	ElkCorp.	1,704,375
70,400	Griffon Corp.(a)	1,748,736
157,600	Lennox International, Inc.	4,705,936
56,900	NCI Building Systems, Inc.(a)	3,400,913
102,200	Simpson Manufacturing Co., Inc.	4,425,260
45,300	Universal Forest Products, Inc.	2,876,097
		21,648,576
	Commercial services & supplies — 4.2%
107,100	ABM Industries, Inc.	2,053,107
63,800	Administaff, Inc.	3,468,168
25,800	Angelica Corp.	529,416
91,400	Bowne & Co., Inc.	1,523,638
136,200	Brady Corp., Class A	5,102,052
64,900	Bristow Group, Inc.(a)	2,005,410
34,700	CDI Corp.	998,319
49,700	Central Parking Corp.	795,200
77,200	Coinstar, Inc.(a)	2,000,252
32,700	Consolidated Graphics, Inc.(a)	1,704,324
58,700	G&K Services, Inc., Class A	2,497,098
73,700	Gevity HR, Inc.	1,802,702
75,200	Healthcare Services Group, Inc.	1,606,272
51,700	Heidrick & Struggles International, Inc.(a)	1,875,676
78,300	John H. Harland Co.	3,077,190
150,400	Labor Ready, Inc.(a)	3,602,080
95,600	Mobile Mini, Inc.(a)	2,955,952
89,400	NCO Group, Inc.(a)	2,123,250
71,300	On Assignment, Inc.(a)	782,874
44,100	Portfolio Recovery Associates, Inc.(a)	2,065,203
63,800	School Specialty, Inc.(a)	2,201,100
43,300	SOURCECORP, Inc.(a)	1,043,963
165,800	Spherion Corp.(a)	1,724,320
35,300	Standard Register Co.	547,150
159,100	Tetra Tech, Inc.(a)	3,037,219
87,800	United Stationers, Inc.(a)	4,662,180
63,900	Universal Technical Institute, Inc.(a)	1,923,390
62,300	Viad Corp.	2,135,644
22,700	Volt Information Sciences, Inc.(a)	693,712
128,950	Waste Connections, Inc.(a)	5,133,499
117,300	Watson Wyatt & Co. Holdings	3,821,634
		69,491,994
	Construction & engineering — 1.1%
86,500	EMCOR Group, Inc.(a)	4,295,590
75,100	Insituform Technologies, Inc., Class A(a)	1,997,660

Shares		Value ($)
	Construction & engineering — (continued)
220,400	Shaw Group, Inc.(a)	6,700,160
119,800	URS Corp.(a)	4,821,950
		17,815,360
	Electrical equipment — 1.2%
56,000	A.O. Smith Corp.	2,956,800
124,700	Acuity Brands, Inc.	4,988,000
112,300	Artesyn Technologies, Inc.(a)	1,229,685
78,200	Baldor Electric Co.	2,648,634
70,600	C&D Technologies, Inc.	652,344
80,900	MagneTek, Inc.(a)	321,173
85,100	Regal-Beloit Corp.	3,597,177
53,600	Vicor Corp.	1,057,528
82,400	Woodward Governor Co.	2,739,800
		20,191,141
	Industrial conglomerates — 0.1%
31,100	Standex International Corp.	984,626
77,400	Tredegar Corp.	1,231,434
		2,216,060
	Machinery — 5.3%
49,300	A.S.V., Inc.(a)	1,588,446
88,200	Albany International Corp., Class A	3,359,538
48,700	Astec Industries, Inc.(a)	1,748,330
49,000	Barnes Group, Inc.	1,984,500
144,000	Briggs & Stratton Corp.	5,093,280
143,400	CLARCOR, Inc.	5,105,040
60,400	EnPro Industries, Inc.(a)	2,071,720
72,200	Gardner Denver, Inc.(a)	4,707,440
147,150	IDEX Corp.	7,676,815
293,200	JLG Industries, Inc.	9,027,628
78,200	Kaydon Corp.	3,156,152
32,000	Lindsay Manufacturing Co.	866,880
44,900	Lydall, Inc.(a)	433,285
84,500	Manitowoc Co., Inc.	7,702,175
101,800	Mueller Industries, Inc.	3,633,242
204,600	Oshkosh Truck Corp.	12,734,304
32,300	Robbins & Myers, Inc.	697,680
81,400	Stewart & Stevenson Services, Inc.	2,969,472
120,400	Toro Co.	5,749,100
45,700	Valmont Industries, Inc.	1,921,228
86,500	Wabash National Corp.	1,708,375
70,700	Watts Water Technologies, Inc., Class A	2,569,238
41,800	Wolverine Tube, Inc.(a)	168,036
		86,671,904
	Marine — 0.3%
73,200	Kirby Corp.(a)	4,985,652
	Road & rail — 1.4%
70,600	Arkansas Best Corp.	2,761,872
125,151	Heartland Express, Inc.	2,727,040
204,000	Kansas City Southern(a)	5,038,800
159,800	Knight Transportation, Inc.	3,156,050
163,900	Landstar System, Inc.	7,231,268
78,750	Old Dominion Freight Line, Inc.(a)	2,122,313
		23,037,343

See Accompanying Notes to Financial Statements.

48

Columbia Small Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Trading companies & distributors — 0.5%
67,950	Applied Industrial Technologies, Inc.	3,030,570
12,800	Lawson Products, Inc.	524,032
65,900	Watsco, Inc.	4,682,195
		8,236,797
		306,720,677
	Information technology — 16.2%
	Communications equipment — 1.2%
32,600	Bel Fuse, Inc., Class B	1,141,978
120,450	Belden CDT, Inc.	3,279,854
48,600	Black Box Corp.	2,335,230
133,100	C-COR, Inc.(a)	1,163,294
56,400	Comtech Telecommunications Corp.(a)	1,645,188
57,500	Digi International, Inc.(a)	671,025
89,900	Ditech Communications Corp.(a)	939,455
204,600	Harmonic, Inc.(a)	1,303,302
58,300	Inter-Tel, Inc.	1,249,952
91,600	NETGEAR, Inc.(a)	1,741,316
68,900	Network Equipment Technologies, Inc.(a)	273,533
59,400	PC-Tel, Inc.(a)	565,488
127,900	Symmetricom, Inc.(a)	1,093,545
36,600	Tollgrade Communications, Inc.(a)	544,608
63,300	ViaSat, Inc.(a)	1,813,545
		19,761,313
	Computers & peripherals — 1.1%
317,000	Adaptec, Inc.(a)	1,753,010
117,075	Avid Technology, Inc.(a)	5,088,080
71,200	Hutchinson Technology, Inc.(a)	2,148,104
83,900	Komag, Inc.(a)	3,993,640
54,800	Neoware Systems, Inc.(a)	1,623,176
81,400	Novatel Wireless, Inc.(a)	728,530
43,300	SBS Technologies, Inc.(a)	701,460
69,000	Synaptics, Inc.(a)	1,517,310
		17,553,310
	Electronic equipment & instruments — 4.3%
208,200	Aeroflex, Inc.(a)	2,858,586
84,800	Agilysys, Inc.	1,277,088
91,500	Anixter International, Inc.	4,371,870
83,100	Bell Microproducts, Inc.(a)	511,896
118,350	Benchmark Electronics, Inc.(a)	4,538,722
115,700	Brightpoint, Inc.(a)	3,593,642
107,900	Checkpoint Systems, Inc.(a)	2,900,352
130,100	Cognex Corp.	3,856,164
86,400	Coherent, Inc.(a)	3,033,504
99,700	CTS Corp.	1,333,986
43,700	Daktronics, Inc.	1,595,050
80,200	Electro Scientific Industries, Inc.(a)	1,774,826
192,000	FLIR Systems, Inc.(a)	5,454,720
62,700	Gerber Scientific, Inc.(a)	648,318
64,800	Global Imaging Systems, Inc.(a)	2,461,104
69,300	Itron, Inc.(a)	4,147,605
39,900	Keithley Instruments, Inc.	612,864
62,100	Littelfuse, Inc.(a)	2,119,473

Shares		Value ($)
	Electronic equipment & instruments — (continued)
103,600	Methode Electronics, Inc., Class A	1,128,204
53,600	MTS Systems Corp.	2,242,088
55,900	Park Electrochemical Corp.	1,649,050
102,200	Paxar Corp.(a)	2,000,054
47,300	Photon Dynamics, Inc.(a)	886,875
41,700	Planar Systems, Inc.(a)	705,564
57,500	RadiSys Corp.(a)	1,141,375
45,200	Rogers Corp.(a)	2,462,496
35,500	ScanSource, Inc.(a)	2,144,555
112,700	Technitrol, Inc.	2,702,546
151,000	Trimble Navigation Ltd.(a)	6,802,550
51,400	X-Rite, Inc.	682,592
		71,637,719
	Internet software & services — 1.1%
40,200	Blue Coat Systems, Inc.(a)	873,948
95,700	Digital Insight Corp.(a)	3,483,480
76,900	InfoSpace, Inc.(a)	2,149,355
68,700	j2 Global Communications, Inc.(a)	3,228,900
77,400	MIVA, Inc.(a)	315,792
149,400	Secure Computing Corp.(a)	1,724,076
96,600	WebEx Communications, Inc.(a)	3,252,522
133,400	Websense, Inc.(a)	3,679,172
		18,707,245
	IT services — 1.9%
83,900	CACI International, Inc., Class A(a)	5,516,425
59,700	Carreker Corp.(a)	383,871
151,900	CIBER, Inc.(a)	969,122
128,200	eFunds Corp.(a)	3,312,688
185,000	Global Payments, Inc.	9,806,850
50,300	Intrado, Inc.(a)	1,306,794
36,000	iPayment, Inc.(a)	1,542,600
126,400	Keane, Inc.(a)	1,990,800
49,700	Mantech International Corp.(a)	1,651,034
53,100	MAXIMUS, Inc.	1,910,538
49,100	Pegasus Solutions, Inc.(a)	462,031
31,300	Startek, Inc.	737,428
89,175	TALX Corp.	2,539,704
		32,129,885
	Semiconductors & semiconductor equipment — 3.1%
70,600	Actel Corp.(a)	1,125,364
81,400	Advanced Energy Industries, Inc.(a)	1,150,182
104,500	ATMI, Inc.(a)	3,155,900
279,400	Axcelis Technologies, Inc.(a)	1,637,284
207,430	Brooks Automation, Inc.(a)	2,953,803
62,700	Cohu, Inc.	1,330,494
99,300	Cymer, Inc.(a)	4,512,192
52,500	Diodes, Inc.(a)	2,178,750
79,400	DSP Group, Inc.(a)	2,303,394
98,500	ESS Technology, Inc.(a)	327,020
98,800	Exar Corp.(a)	1,410,864
69,700	FEI Co.(a)	1,383,545
191,300	Kopin Corp.(a)	958,413
156,500	Kulicke & Soffa Industries, Inc.(a)	1,493,010

See Accompanying Notes to Financial Statements.

49

Columbia Small Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Semiconductors & semiconductor equipment — (continued)
180,600	Microsemi Corp.(a)	5,257,266
72,800	Pericom Semiconductor Corp.(a)	717,808
115,000	Photronics, Inc.(a)	2,157,400
82,100	Power Integrations, Inc.(a)	2,034,438
65,900	Rudolph Technologies, Inc.(a)	1,123,595
443,300	Skyworks Solutions, Inc.(a)	3,010,007
59,600	Standard Microsystems Corp.(a)	1,548,408
33,200	Supertex, Inc.(a)	1,248,984
66,400	Ultratech, Inc.(a)	1,625,472
159,550	Varian Semiconductor Equipment Associates, Inc.(a)	4,480,164
74,600	Veeco Instruments, Inc.(a)	1,741,910
		50,865,667
	Software — 3.5%
64,500	Altiris, Inc.(a)	1,419,645
89,400	ANSYS, Inc.(a)	4,841,010
79,000	Captaris, Inc.(a)	365,770
28,700	Catapult Communications Corp.(a)	381,710
153,400	Epicor Software Corp.(a)	2,060,162
38,000	EPIQ Systems, Inc.(a)	722,000
94,200	FactSet Research Systems, Inc.	4,177,770
116,600	FileNET Corp.(a)	3,150,532
165,550	Hyperion Solutions Corp.(a)	5,396,930
107,000	Internet Security Systems, Inc.(a)	2,565,860
80,100	JDA Software Group, Inc.(a)	1,156,644
88,500	Kronos, Inc.(a)	3,309,015
76,900	Manhattan Associates, Inc.(a)	1,691,800
58,100	MapInfo Corp.(a)	814,562
108,700	Micros Systems, Inc.(a)	5,007,809
60,500	MRO Software, Inc.(a)	965,580
122,000	Napster, Inc.(a)	412,360
55,200	Open Solutions, Inc.(a)	1,507,512
69,600	Phoenix Technologies Ltd.(a)	471,888
112,300	Progress Software Corp.(a)	3,266,807
45,800	Quality Systems, Inc.(a)	1,515,980
65,700	Radiant Systems, Inc.(a)	888,264
70,400	Sonic Solutions(a)	1,274,944
47,000	SPSS, Inc.(a)	1,488,020
198,850	Take-Two Interactive Software, Inc.(a)	3,710,541
177,450	THQ, Inc.(a)	4,594,180
		57,157,295
		267,812,434
	Materials — 6.1%
	Chemicals — 1.3%
66,500	Arch Chemicals, Inc.	2,021,600
95,200	Georgia Gulf Corp.	2,474,248
81,100	H.B. Fuller Co.	4,163,674
70,100	MacDermid, Inc.	2,253,715
35,500	Material Sciences Corp.(a)	428,840
81,500	OM Group, Inc.(a)	1,874,500
114,700	Omnova Solutions, Inc.(a)	701,964
24,700	Penford Corp.	397,176

Shares		Value ($)
	Chemicals — (continued)
255,600	PolyOne Corp.(a)	2,382,192
27,100	Quaker Chemical Corp.	589,425
85,700	Schulman (A.), Inc.	2,121,075
113,200	Tronox, Inc., Class B(a)	1,923,268
47,800	Wellman, Inc.	304,008
		21,635,685
	Construction materials — 0.5%
117,100	Headwaters, Inc.(a)	4,659,409
64,100	Texas Industries, Inc.	3,877,409
		8,536,818
	Containers & packaging — 0.6%
97,800	AptarGroup, Inc.	5,403,450
80,000	Caraustar Industries, Inc.(a)	823,200
55,100	Chesapeake Corp.	764,788
87,000	Myers Industries, Inc.	1,391,130
87,100	Rock-Tenn Co., Class A	1,305,629
		9,688,197
	Metals & mining — 3.2%
27,100	A.M. Castle & Co.	799,450
86,365	Aleris International, Inc.(a)	4,151,566
61,200	AMCOL International Corp.	1,762,560
53,400	Brush Engineered Materials, Inc.(a)	1,054,650
61,200	Carpenter Technology Corp.	5,784,624
63,500	Century Aluminum Co.(a)	2,695,575
63,400	Chaparral Steel Co.(a)	4,115,928
61,200	Cleveland-Cliffs, Inc.	5,331,744
162,700	Commercial Metals Co.	8,702,823
70,000	Quanex Corp.	4,664,100
87,500	Reliance Steel & Aluminum Co.	8,218,000
64,000	RTI International Metals, Inc.(a)	3,510,400
70,200	Ryerson Tull, Inc.	1,878,552
31,000	Steel Technologies, Inc.	753,300
		53,423,272
	Paper & forest products — 0.5%
92,000	Buckeye Technologies, Inc.(a)	832,600
34,300	Deltic Timber Corp.	2,078,580
41,000	Neenah Paper, Inc.	1,342,750
45,300	Pope & Talbot, Inc.	308,040
42,800	Schweitzer-Mauduit International, Inc.	1,027,200
142,600	Wausau-Mosinee Paper Corp.	2,020,642
		7,609,812
		100,893,784
	Private placement — 0.0%
	Private placement — 0.0%
2,062	CSF Holdings, Inc. Escrow(a)(d)(e)	—
	Telecommunication services — 0.2%
	Diversified telecommunication services — 0.2%
60,700	Commonwealth Telephone Enterprises, Inc.	2,091,115
130,600	General Communication, Inc., Class A(a)	1,578,954
		3,670,069

See Accompanying Notes to Financial Statements.

50

Columbia Small Cap Index Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Utilities — 4.1%
	Electric utilities — 1.0%
83,800	ALLETE, Inc.	3,905,080
34,100	Central Vermont Public Service Corp.	723,261
138,800	Cleco Corp.	3,099,404
133,400	El Paso Electric Co.(a)	2,539,936
14,500	Green Mountain Power Corp.	418,905
36,000	UIL Holdings Corp.	1,884,600
97,100	Unisource Energy Corp.	2,961,550
		15,532,736
	Gas utilities — 2.7%
224,900	Atmos Energy Corp.	5,921,617
31,800	Cascade Natural Gas Corp	626,460
203,700	Energen Corp.	7,129,500
59,200	Laclede Group, Inc.	2,037,664
76,800	New Jersey Resources Corp.	3,475,200
76,700	Northwest Natural Gas Co.	2,722,083
212,200	Piedmont Natural Gas Co.	5,090,678
80,700	South Jersey Industries, Inc.	2,200,689
271,987	Southern Union Co.	6,753,437
110,000	Southwest Gas Corp.	3,074,500
292,100	UGI Corp.	6,154,547
		45,186,375
	Multi-utilities — 0.3%
135,100	Avista Corp.	2,789,815
37,700	CH Energy Group, Inc.	1,809,600
		4,599,415
	Water utilities — 0.1%
46,700	American States Water Co.	1,744,712
		67,063,238
	Total common stocks (Cost of $998,158,977)	1,619,354,198
Units
	Warrants — 0.0%
2,188	Timco Aviation Services, Inc. Expires 12/31/07(a)(c)(e)	—
	Total warrants (Cost of $—)	—
Par ($)
	Short-term obligations — 1.0%
	Repurchase agreement — 0.9%
14,690,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Treasury Note maturing 04/18/08, market value of $14,983,906 (repurchase proceeds $14,695,717)	14,690,000

Par ($)		Value ($)
	U.S. government agencies & obligations — 0.1%
2,000,000	United States Treasury Bill 4.485% 06/15/06(b)(f)	1,981,313
	Total short-term obligations (Cost of $16,671,313)	16,671,313

Total investments (Cost of $1,014,830,290)(g)	99.0%	1,636,025,511
Other assets & liabilities, net	1.0%	16,298,011
Net assets	100.0%	1,652,323,522

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security pledged as collateral for open futures contracts.

(c)  Illiquid security.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(e)  Security has no value.

(f)  The rate shown represents the annualized yield at the date of purchase.

(g)  Cost for federal income tax purposes is $1,055,441,375.

At March 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Industrials	18.6%
Information technology	16.2
Consumer discretionary	15.0
Financials	14.6
Health care	12.0
Energy	7.6
Materials	6.1
Utilities	4.1
Consumer staples	3.6
Telecommunication services	0.2
Short-term obligations	1.0
Warrants	0.0
Private placements	0.0 *
Other assets & liabilities, net	1.0
100.0%

*  Represents less than 0.01%

At March 31, 2006, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Russell 2000 Index	93	$35,888,700	$34,708,266	Jun-2006	$1,180,434

Acronym	Name
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

51

Columbia Funds

Statements of assets and liabilities  March 31, 2006

	Large Cap Index Fund(a)(b)($)	Large Cap Enhanced Core Fund(a)(c)($)	Mid Cap Index Fund(a)($)	Small Cap Index Fund(a)($)
Assets:
Unaffiliated investments, at cost (including short-term obligations)	1,739,959,498	447,262,008	1,440,351,895	1,014,830,290
Affiliated investments, at cost	25,226,042	—	—	—
Total investments, at cost	1,765,185,540	447,262,008	1,440,351,895	1,014,830,290
Unaffiliated investments, at value	2,397,430,109	512,209,062	2,007,303,763	1,636,025,511
Affiliated investments, at value	43,141,590	—	—	—
Total investments, at value	2,440,571,699	512,209,062	2,007,303,763	1,636,025,511
Cash	1,411	61	152,518	8,645,114
Gross unrealized appreciation on foreign forward currency contracts	—	71,835	—	—
Net unrealized appreciation on swap contracts	—	291,750	—	—
Receivable for:
Investments sold	32,717,927	2,600,481	14,613,208	20,140,837
Capital stock sold	3,858,247	493,590	2,347,864	2,137,636
Interest	5,377	2,970	3,040	1,906
Dividends	2,805,947	585,527	1,798,113	1,345,619
Futures variation margin	—	—	11,496	161,626
Expense reimbursement due from investment advisor	184,804	—	—	—
Deferred trustees' compensation plan	8,523	—	—	2,420
Total assets	2,480,153,935	516,255,276	2,026,230,002	1,668,460,669
Liabilities:
Expense reimbursement due to investment advisor	—	7,868	55,422	7,280
Gross unrealized depreciation on foreign forward currency contracts	—	83,040	—	—
Net unrealized depreciation on swap contracts	—	222,976	—	—
Written options, at value (premium of $520,000)	—	515,576	—	—
Payable for:
Investments purchased	20,515,754	1,308,498	10,102,769	14,048,270
Capital stock redeemed	8,976,158	39,092	1,248,425	1,713,258
Futures variation margin	153,567	96,512	—	—
Investment advisory fee	208,757	149,998	168,076	134,170
Administration fee	225,339	61,979	155,018	134,886
Transfer agent fee	—	5,867	8,048	—
Pricing and bookkeeping fees	—	11,375	13,472	—
Trustees' fees	75,076	69,352	44,098	69,786
Service and distribution fees	26,485	3,910	3,552	9,166
Custody fee	—	2,050	6,805	—
Chief compliance officer expenses	3,750	1,735	3,750	3,615
Deferred trustees' fees	8,523	—	—	2,420
Other liabilities	19,235	57,401	57,949	14,296
Total liabilities	30,212,644	2,637,229	11,867,384	16,137,147
Net assets	2,449,941,291	513,618,047	2,014,362,618	1,652,323,522

See Accompanying Notes to Financial Statements.

52

Columbia Funds

Statements of assets and liabilities (continued)  March 31, 2006

	Large Cap Index Fund(a)(b)($)	Large Cap Enhanced Core Fund(a)(c)($)	Mid Cap Index Fund(a)($)	Small Cap Index Fund(a)($)
Net assets consist of:
Paid-in capital	2,124,164,635	432,150,656	1,413,013,975	1,002,439,920
Undistributed net investment income	10,625,440	1,499,007	4,852,932	2,703,376
Accumulated net realized gain (loss)	(360,764,883)	14,756,973	28,608,661	24,804,571
Unrealized appreciation (depreciation) on:
Investments	675,386,159	64,947,054	566,951,868	621,195,221
Foreign currency translations	—	(11,205)	—	—
Swap contracts	—	68,774	—	—
Futures contracts	529,940	202,364	935,182	1,180,434
Written options	—	4,424	—	—
Net assets	2,449,941,291	513,618,047	2,014,362,618	1,652,323,522
Class A
Net assets	70,807,591	18,508,455	18,115,323	45,365,371
Shares outstanding	2,835,738	1,309,692	1,450,561	1,951,869
Net asset value per share	24.97	14.13	12.49	23.24
Class B
Net assets	12,070,982	—	—	—
Shares outstanding	481,757	—	—	—
Net asset value and offering price per share(d)	25.06	—	—	—
Class R
Net assets	—	10,135	—	—
Shares outstanding	—	717	—	—
Net asset value and offering price per share	—	14.13	—	—
Class Z
Net assets	2,367,062,718	495,099,457	1,996,247,295	1,606,958,151
Shares outstanding	94,133,495	34,917,301	159,504,906	68,809,416
Net asset value and offering price per share	25.15	14.18	12.52	23.35

(a) On August 22, 2005, the Fund's Investor A and Primary A Shares were redesignated Class A and Class Z shares, respectively.

(b) The Fund's Class B shares commenced operations on September 23, 2005.

(c) The Fund's Class R shares commenced operations on January 23, 2006.

(d) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements.

53

Columbia Funds

Statements of operations

For the Year Ended March 31, 2006

	Large Cap Index Fund($)	Large Cap Enhanced Core Fund($)	Mid Cap Index Fund($)	Small Cap Index Fund($)
Net investment income
Dividends	34,630,789	7,704,545	22,800,771	13,509,293
Dividends from affiliates	2,811,324	—	—	—
Interest	1,150,035	606,246	1,046,310	416,756
Securities lending	—	177	—	52,456
Total income	38,592,148	8,310,968	23,847,081	13,978,505
Expenses
Investment advisory fee	2,013,756	1,464,109	1,726,396	1,314,412
Administration fee	2,013,756	668,755	1,673,682	1,314,412
Distribution fee:
Class B	49,030	—	—	—
Class R	—	10	—	—
Service fee:
Class A	133,867	43,830	33,868	67,732
Class B	16,343	—	—	—
Transfer agent fee	185,640	56,938	179,632	113,388
Pricing and bookkeeping fees	—	44,908	56,290	—
Trustees' fees	16,929	16,534	16,447	16,580
Custody fee	56,925	36,719	95,526	56,840
Chief compliance officer expenses (see Note 4)	12,649	6,548	12,937	11,468
Non-recurring costs (see Note 9)	1,231,972	255,885	1,055,620	804,518
Other expenses	112,611	158,849	180,659	92,038
Total operating expenses	5,843,478	2,753,085	5,031,057	3,791,388
Interest expense	417	—	9,289	264
Total expenses	5,843,895	2,753,085	5,040,346	3,791,652
Expenses waived/reimbursed by investment advisor	(1,595,131)	(363,714)	(1,527,190)	(175,070)
Non-recurring costs waived by investment advisor (see Note 9)	(1,231,972)	(255,885)	(1,055,620)	(804,518)
Custody earnings credit	(1,448)	(778)	(7,473)	(6,257)
Net expenses	3,015,344	2,132,708	2,450,063	2,805,807
Net investment income	35,576,804	6,178,260	21,397,018	11,172,698
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, written options and swap contracts
Net realized gain (loss) on:
Unaffiliated investments	(106,939,035)	26,177,125	102,047,152	85,870,836
Affiliated investments	(1,131)	—	—	—
Foreign currency transactions	—	254,375	—	—
Futures contracts	1,394,110	1,899,464	4,987,058	1,675,352
Written options	—	732,869	—	—
Net realized gain (loss)	(105,546,056)	29,063,833	107,034,210	87,546,188
Net change in unrealized appreciation (depreciation) on:
Investments	304,429,548	15,685,997	214,501,753	199,900,769
Foreign currency translations	—	(11,205)	—	—
Swap contracts	—	68,774	—	—
Futures contracts	1,228,989	550,733	1,015,162	1,260,278
Written options	—	4,424	—	—
Net change in unrealized appreciation (depreciation)	305,658,537	16,298,723	215,516,915	201,161,047
Net gain	200,112,481	45,362,556	322,551,125	288,707,235
Net increase resulting from operations	235,689,285	51,540,816	343,948,143	299,879,933

See Accompanying Notes to Financial Statements.

54

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55

Columbia Funds

Statements of changes in net assets

	Large Cap Index Fund		Large Cap Enhanced Core Fund		Mid Cap Index Fund		Small Cap Index Fund
	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(c)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)
Increase (decrease) in net assets
Operations
Net investment income	35,576,804	25,440,031	6,178,260	4,335,004	21,397,018	18,477,464	11,172,698	8,751,970
Net realized gain (loss) on investments, foreign currency transactions, swap contracts, futures contracts and written options	(105,546,056)	(9,726,802)	29,063,833	15,339,265	107,034,210	57,216,448	87,546,188	22,989,714
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, swap contracts, futures contracts and written options	305,658,537	67,191,107	16,298,723	(302,193)	215,516,915	82,682,691	201,161,047	89,989,208
Net increase resulting from operations	235,689,285	82,904,336	51,540,816	19,372,076	343,948,143	158,376,603	299,879,933	121,730,892
Distributions to shareholders
From net investment income:
Class A	(697,459)	(556,182)	(194,548)	(283,789)	(147,288)	(68,564)	(150,804)	(74,685)
Class B	(39,947)	—	—	—	—	—	—	—
Class Z	(29,929,942)	(23,524,760)	(5,746,318)	(5,588,558)	(21,251,090)	(15,091,410)	(9,644,218)	(8,127,743)
From net realized gains:
Class A	—	—	(916,913)	(1,058,830)	(662,214)	(225,324)	(398,387)	(591,850)
Class Z	—	—	(20,393,576)	(14,431,282)	(82,367,552)	(40,571,992)	(18,103,753)	(40,318,404)
Total distributions to shareholders	(30,667,348)	(24,080,942)	(27,251,355)	(21,362,459)	(104,428,144)	(55,957,290)	(28,297,162)	(49,112,682)
Net capital share transactions	721,628,530	185,901,239	146,668,513	79,735,384	164,231,404	38,963,576	294,290,558	87,030,653
Net increase in net assets	926,650,467	244,724,633	170,957,974	77,745,001	403,751,403	141,382,889	565,873,329	159,648,863
Net assets
Beginning of period	1,523,290,824	1,278,566,191	342,660,073	264,915,072	1,610,611,215	1,469,228,326	1,086,450,193	926,801,330
End of period	2,449,941,291	1,523,290,824	513,618,047	342,660,073	2,014,362,618	1,610,611,215	1,652,323,522	1,086,450,193
Undistributed net investment income, at end of period	10,625,440	5,912,453	1,499,007	1,038,294	4,852,932	6,232,271	2,703,376	1,575,178

  (a) On August 22, 2005, the Fund's Investor A and Primary A Shares were redesignated Class A and Z shares, respectively.

  (b) The Fund's Class B shares commenced operations on September 23, 2005.

  (c) The Fund's Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

56

Columbia Funds

Statements of changes in net assets (continued)

See Accompanying Notes to Financial Statements.

57

Columbia Funds

Schedules of capital stock activity

	Large Cap Index Fund				Columbia Large Cap Enhanced Core Fund
	Year ended March 31, 2006(a)(b)		Year ended March 31, 2005		Year ended March 31, 2006(a)(c)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Class A
Subscriptions	564,469	13,437,847	488,514	10,799,316	184,901	2,109,725	203,332	2,668,743
Proceeds received in connection with merger	1,305,295	30,658,129	—	—	—	—	—	—
Distributions reinvested	26,334	643,610	20,886	484,767	38,519	916,195	83,530	1,074,096
Redemptions	(696,647)	(16,504,335)	(406,206)	(8,978,334)	(229,627)	(3,106,902)	(352,923)	(4,681,179)
Net increase (decrease)	1,199,451	28,235,251	103,194	2,305,749	(6,207)	(80,982)	(66,061)	(938,340)
Class B
Subscriptions	5,993	141,859	—	—	—	—	—	—
Proceeds received in connection with merger	552,974	12,990,420	—	—	—	—	—	—
Distributions reinvested	1,444	35,486	—	—	—	—	—	—
Redemptions	(78,654)	(1,928,528)	—	—	—	—	—	—
Net increase	481,757	11,239,237	—	—	—	—	—	—
Class R
Subscriptions	—	—	—	—	717	10,000	—	—
Net increase	—	—	—	—	717	10,000	—	—
Class Z
Subscriptions	11,025,981	261,913,342	17,581,892	397,570,296	14,918,636	202,993,686	9,235,456	123,029,685
Proceeds received in connection with merger	34,043,767	806,234,681	—	—	—	—	—	—
Distributions reinvested	787,873	19,373,802	629,553	14,700,065	163,617	3,292,669	150,131	1,940,083
Redemptions	(16,856,204)	(405,367,783)	(10,246,023)	(228,674,871)	(4,322,764)	(59,546,860)	(3,344,555)	(44,296,044)
Net increase	29,001,417	682,154,042	7,965,422	183,595,490	10,759,489	146,739,495	6,041,032	80,673,724

(a) On August 22, 2005, the Fund's Investor A and Primary A Shares were redesignated Class A and Z shares, respectively.

(b) The Fund's Class B shares commenced operations on September 23, 2005.

(c) The Fund's Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

58

Columbia Funds

Schedules of capstock activity (continued)

See Accompanying Notes to Financial Statements.

59

Columbia Funds

Schedules of capstock activity (continued)

	Mid Cap Index Fund				Small Cap Index Fund
	Year ended March 31, 2006(a)		Year ended March 31, 2005		Year ended March 31, 2006(a)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Class A
Subscriptions	972,185	11,246,955	785,512	8,120,579	833,826	17,575,961	466,188	8,449,989
Proceeds received in connection with merger	—	—	—	—	812,898	16,589,979	—	—
Distributions reinvested	45,044	531,124	23,958	258,360	23,490	492,327	32,790	571,135
Redemptions	(446,327)	(5,185,125)	(649,455)	(6,740,529)	(466,810)	(9,826,577)	(451,506)	(8,211,088)
Net increase	570,902	6,592,954	160,015	1,638,410	1,203,404	24,831,690	47,472	810,036
Class Z
Subscriptions	35,996,342	419,021,288	26,306,044	269,827,365	7,161,714	149,547,825	12,964,318	237,106,296
Proceeds received in connection with merger	—	—	—	—	16,314,826	334,890,203	—	—
Distributions reinvested	1,977,777	28,666,252	1,319,187	13,858,146	510,819	10,756,482	680,214	11,973,008
Redemptions	(24,838,361)	(290,049,090)	(23,579,553)	(246,360,345)	(10,909,076)	(225,735,642)	(8,852,614)	(162,858,687)
Net increase	13,135,758	157,638,450	4,045,678	37,325,166	13,078,283	269,458,868	4,791,918	86,220,617

(a) On August 22, 2005, the Fund's Investor A and Primary A Shares were redesignated Class A and Z shares, respectively.

See Accompanying Notes to Financial Statements.

60

Columbia Funds

Schedules of capstock activity (continued)

See Accompanying Notes to Financial Statements.

61

Financial highlights

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income/(loss)(a)		Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income
Large Cap Index
Class A Shares
Year ended 3/31/2006(d)	$22.67	$0.36		$2.19	$2.55	$(0.25)
Year ended 3/31/2005	21.65	0.37	(h)	1.01	1.38	(0.36)
Year ended 3/31/2004	16.27	0.24		5.37	5.61	(0.23)
Year ended 3/31/2003	21.98	0.20		(5.75)	(5.55)	(0.16)
Year ended 3/31/2002	22.24	0.18		(0.26)	(0.08)	(0.18)
Class B Shares
Period ended 3/31/2006(m)	$23.49	$0.10		$1.55	$1.65	$(0.08)
Class Z Shares
Year ended 3/31/2006(d)	$22.82	$0.42		$2.22	$2.64	$(0.31)
Year ended 3/31/2005	21.79	0.43	(h)	1.01	1.44	(0.41)
Year ended 3/31/2004	16.37	0.30		5.39	5.69	(0.27)
Year ended 3/31/2003	22.09	0.25		(5.77)	(5.52)	(0.20)
Year ended 3/31/2002	22.35	0.24		(0.27)	(0.03)	(0.23)

											Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income/(loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Large Cap Index
Class A Shares
Year ended 3/31/2006(d)	$(0.25)	$24.97	11.27%		$70,808	0.39	%(l)	1.53%		12%	0.53	%(g)
Year ended 3/31/2005	(0.36)	22.67	6.33		37,088	0.39		1.67		4	0.53	(i)
Year ended 3/31/2004	(0.23)	21.65	34.50		33,188	0.51	(j)	1.23		1	0.75	(k)
Year ended 3/31/2003	(0.16)	16.27	(25.28)		23,660	0.60	(l)	1.14		6	0.94
Year ended 3/31/2002	(0.18)	21.98	(0.30)		33,238	0.60	(l)	0.80		7	0.93
Class B Shares
Period ended 3/31/2006(m)	$(0.08)	$25.06	7.01	%(e)	$12,071	1.14	%(f)(l)	0.85	%(f)	12%	1.26	%(f)(g)
Class Z Shares
Year ended 3/31/2006(d)	$(0.31)	$25.15	11.59%		$2,367,063	0.14	%(l)	1.78%		12%	0.28	%(g)
Year ended 3/31/2005	(0.41)	22.82	6.57		1,486,203	0.14		1.92		4	0.28	(i)
Year ended 3/31/2004	(0.27)	21.79	34.82		1,245,378	0.26	(j)	1.48		1	0.50	(k)
Year ended 3/31/2003	(0.20)	16.37	(25.05)		918,184	0.35	(l)	1.39		6	0.69
Year ended 3/31/2002	(0.23)	22.09	(0.09)		1,283,450	0.35	(l)	1.05		7	0.68

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  On August 22, 2005, the Fund's Investor A and Primary A Shares were redesignated Class A and Z Shares, respectively.

(e)  Not annualized.

(f)  Annualized.

(g)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class A, 1.20% for Class B and 0.22% for Class Z Shares.

(h)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(i)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.50% for Class A Shares and 0.25% for Class Z Shares.

(j)  The reimbursement from investment advisor is included in the ratio of operating expenses to average net asset (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(k)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.72% for Class A Shares and 0.47% for Class Z Shares.

(l)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(m)  The Fund's Class B Shares commenced operations on September 23, 2005.

See Accompanying Notes to Financial Statements.

62

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

63

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income/(loss)(a)		Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
Large Cap Enhanced Core
Class A Shares
Year ended 3/31/2006(d)	$13.41	$0.17		$1.42	$1.59	$(0.15)	$(0.72)
Year ended 3/31/2005	13.56	0.17	(i)	0.66	0.83	(0.21)	(0.77)
Year ended 3/31/2004	9.98	0.11		3.59	3.70	(0.12)	—
Year ended 3/31/2003	13.99	0.10		(3.51)	(3.41)	(0.06)	(0.54)
Year ended 3/31/2002	14.89	0.09		0.39	0.48	(0.09)	(1.29)
Class R Shares
Period ended 3/31/2006(e)	$13.68	$0.03		$0.42	$0.45	$—	$—
Class Z Shares
Year ended 3/31/2006(d)	$13.45	$0.20		$1.44	$1.64	$(0.19)	$(0.72)
Year ended 3/31/2005	13.59	0.20	(i)	0.67	0.87	(0.24)	(0.77)
Year ended 3/31/2004	10.00	0.15		3.59	3.74	(0.15)	—
Year ended 3/31/2003	14.00	0.14		(3.53)	(3.39)	(0.07)	(0.54)
Year ended 3/31/2002	14.90	0.13		0.38	0.51	(0.12)	(1.29)

											Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income/(loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Large Cap Enhanced Core
Class A Shares
Year ended 3/31/2006(d)	$(0.87)	$14.13	12.35%		$18,508	0.75%		1.23%		269%	0.90	%(h)
Year ended 3/31/2005	(0.98)	13.41	6.59		17,653	0.75		1.27		218	1.00	(j)
Year ended 3/31/2004	(0.12)	13.56	37.08		18,734	0.75	(k)(l)	0.98		307	1.01	(m)
Year ended 3/31/2003	(0.60)	9.98	(25.24)		15,663	0.75	(k)	1.01		366	1.05
Year ended 3/31/2002	(1.38)	13.99	2.55		25,420	0.75	(k)	0.64		345	1.00
Class R Shares
Period ended 3/31/2006(e)	$—	$14.13	3.29	%(f)	$10	1.00	%(g)	0.91	%(g)	269%	1.09	%(g)(h)
Class Z Shares
Year ended 3/31/2006(d)	$(0.91)	$14.18	12.66%		$495,099	0.50%		1.49%		269%	0.65	%(h)
Year ended 3/31/2005	(1.01)	13.45	6.90		325,008	0.50		1.52		218	0.75	(j)
Year ended 3/31/2004	(0.15)	13.59	37.41		246,181	0.50	(k)(l)	1.23		307	0.76	(m)
Year ended 3/31/2003	(0.61)	10.00	(25.03)		191,535	0.50	(k)	1.26		366	0.80
Year ended 3/31/2002	(1.41)	14.00	2.80		190,130	0.50	(k)	0.89		345	0.75

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  On August 22, 2005, the Fund's Investor A and Primary A Shares were redesignated Class A and Z Shares, respectively.

(e)  The Fund's Class R shares commenced operations on January 23, 2006.

(f)  Not annualized.

(g)  Annualized.

(h)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.84% for Class A Shares, 1.03% for Class R Shares and 0.59% for Class Z Shares.

(i)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(j)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.97% for Class A Shares and 0.72% for Class Z Shares.

(k)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(l)  The reimbursement from investment advisor is included in the ratio of operating expenses to average net asset (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(m)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.98% for Class A Shares and 0.73% for Class Z Shares.

See Accompanying Notes to Financial Statements.

64

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

65

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income/(loss)(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net asset value end of period
Mid Cap Index
Class A Shares
Year ended 3/31/2006(c)	$10.92	$0.12	$2.15	$2.27	$(0.12)	$(0.58)	$(0.70)	$12.49
Year ended 3/31/2005	10.26	0.10	0.91	1.01	(0.08)	(0.27)	(0.35)	10.92
Year ended 3/31/2004	6.96	0.06	3.30	3.36	(0.06)	— (h)	(0.06)	10.26
Year ended 3/31/2003	9.33	0.05	(2.26)	(2.21)	(0.04)	(0.12)	(0.16)	6.96
Year ended 3/31/2002	8.41	0.05	1.46	1.51	(0.04)	(0.55)	(0.59)	9.33
Class Z Shares
Year ended 3/31/2006(c)	$10.94	$0.14	$2.17	$2.31	$(0.15)	$(0.58)	$(0.73)	$12.52
Year ended 3/31/2005	10.27	0.13	0.91	1.04	(0.10)	(0.27)	(0.37)	10.94
Year ended 3/31/2004	6.96	0.09	3.29	3.38	(0.07)	— (h)	(0.07)	10.27
Year ended 3/31/2003	9.31	0.06	(2.25)	(2.19)	(0.04)	(0.12)	(0.16)	6.96
Year ended 3/31/2002	8.39	0.07	1.46	1.53	(0.06)	(0.55)	(0.61)	9.31

					Ratio of operating expenses				Without waivers and/or expense reimbursement
	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets		including interest expense to average net assets		Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets
Mid Cap Index
Class A Shares
Year ended 3/31/2006(c)	21.37%	$18,115	0.39	%(d)(e)	0.39	%(d)(e)	1.00%	24%	0.54	%(e)(f)
Year ended 3/31/2005	10.03	9,606	0.39	(d)(e)	0.39	(d)	0.96	18	0.53	(g)
Year ended 3/31/2004	48.31	7,385	0.50	(d)(e)(i)	0.50	(d)(e)(i)	0.70	9	0.75	(e)(j)
Year ended 3/31/2003	(23.98)	2,189	0.60	(e)	0.60	(e)	0.59	15	0.95	(e)
Year ended 3/31/2002	17.99	1,123	0.60	(e)	0.60	(e)	0.57	16	0.97	(e)
Class Z Shares
Year ended 3/31/2006(c)	21.71%	$1,996,247	0.14	%(d)(e)	0.14	%(d)(e)	1.25%	24%	0.29	%(e)(f)
Year ended 3/31/2005	10.32	1,601,005	0.14	(d)	0.14	(d)	1.21	18	0.28	(g)
Year ended 3/31/2004	48.67	1,461,843	0.25	(d)(e)(i)	0.25	(d)(e)(i)	0.95	9	0.50	(e)(j)
Year ended 3/31/2003	(23.77)	860,997	0.35	(e)	0.35	(e)	0.84	15	0.70	(e)
Year ended 3/31/2002	18.29	679,205	0.35	(e)	0.35	(e)	0.82	16	0.72	(e)

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  On August 22, 2005, the Fund's Investor A and Primary A Shares were redesignated Class A and Z Shares, respectively.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)  The effect of the custodial expense offset (see note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.48% for Class A Shares and 0.23% for Class Z Shares.

(g)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.48% for Class A Shares and 0.23% for Class Z Shares.

(h)  Amount represents less than $0.01 per share.

(i)  The reimbursement from investment advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(j)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and /or expense reimbursements would have been 0.72% for Class A Shares and 0.47% for Class Z shares.

See Accompanying Notes to Financial Statements.

66

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

67

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income/(loss)(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net asset value end of period
Small Cap Index
Class A Shares
Year ended 3/31/2006(d)	$19.16	$0.13	$4.32	$4.45	$(0.09)	$(0.28)	$(0.37)	$23.24
Year ended 3/31/2005	17.88	0.12	2.03	2.15	(0.10)	(0.77)	(0.87)	19.16
Year ended 3/31/2004	11.57	0.05	6.39	6.44	(0.08)	(0.05)	(0.13)	17.88
Year ended 3/31/2003	15.60	0.03	(3.99)	(3.96)	(0.01)	(0.06)	(0.07)	11.57
Year ended 3/31/2002	13.22	0.03	2.72	2.75	(0.04)	(0.33)	(0.37)	15.60
Class Z Shares
Year ended 3/31/2006(d)	$19.24	$0.18	$4.35	$4.53	$(0.14)	$(0.28)	$(0.42)	$23.35
Year ended 3/31/2005	17.95	0.16	2.04	2.20	(0.14)	(0.77)	(0.91)	19.24
Year ended 3/31/2004	11.59	0.09	6.40	6.49	(0.08)	(0.05)	(0.13)	17.95
Year ended 3/31/2003	15.63	0.07	(4.00)	(3.93)	(0.05)	(0.06)	(0.11)	11.59
Year ended 3/31/2002	13.24	0.06	2.73	2.79	(0.07)	(0.33)	(0.40)	15.63

					Ratio of operating expenses				Without waivers and/or expense reimbursements
	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		including interest expense to average net assets(c)		Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Small Cap Index
Class A Shares
Year ended 3/31/2006(d)	23.46%	$45,365	0.46	%(f)	0.46	%(f)	0.62%	20%	0.53	%(e)
Year ended 3/31/2005	12.58	14,337	0.46		0.46	(g)	0.64	16	0.57	(g)
Year ended 3/31/2004	55.73	12,534	0.56	(h)	0.56	(g)(h)	0.32	16	0.78	(i)
Year ended 3/31/2003	(25.46)	7,814	0.65		0.65		0.26	26	1.01
Year ended 3/31/2002	20.97	8,724	0.65		0.65		0.21	18	1.01
Class Z Shares
Year ended 3/31/2006(d)	23.80%	$1,606,958	0.21	%(f)	0.21	%(f)	0.87%	20%	0.28	%(e)
Year ended 3/31/2005	12.84	1,072,113	0.21		0.21	(g)	0.89	16	0.32	(g)
Year ended 3/31/2004	56.11	914,267	0.31	(h)	0.31	(g)(h)	0.57	16	0.53	(i)
Year ended 3/31/2003	(25.26)	517,680	0.40		0.40		0.51	26	0.76
Year ended 3/31/2002	21.30	499,084	0.40		0.40		0.46	18	0.76

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  On August 22, 2005, the Fund's Investor A and Primary A Shares were redesignated Class A and Z Shares, respectively.

(e)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class A Shares and 0.22% for Class Z Shares.

(f)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(g)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.50% for Class A Shares and 0.25% for Class Z Shares.

(h)  The reimbursement from investment advisor is included in the ratio of operating expenses to average net asset (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(i)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.76% for Class A Shares and 0.51% for Class Z Shares.

See Accompanying Notes to Financial Statements.

68

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

69

Notes to financial statements

Note 1.  Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following portfolios of the Trust (each a "Fund" and collectively, the "Funds"):

Fund Name	Former Fund Name
Columbia Large Cap Index Fund	Nations LargeCap Index Fund

Columbia Large Cap Enhanced Core Fund	Nations LargeCap Enhanced Core Fund

Columbia Mid Cap Index Fund	Nations MidCap Index Fund

Columbia Small Cap Index Fund	Nations SmallCap Index Fund

On September 23, 2005, Nations Funds Trust was renamed Columbia Funds Series Trust. Also on that date, each of the Funds presented in these financial statements was renamed as disclosed above.

Investment goals: Columbia Large Cap Index Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard and Poor's 500 Composite Stock Price Index. Columbia Large Cap Enhanced Core Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard and Poor's 500 Composite Stock Price Index. Columbia Mid Cap Index Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard and Poor's MidCap 400 Index. Columbia Small Cap Index Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard and Poor's SmallCap 600 Index.

Fund shares: Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund each offer two classes of shares: Class A and Z shares. Columbia Large Cap Index Fund offers three classes of shares: Class A, B and Z shares. Columbia Large Cap Enhanced Core Fund offers three classes of shares: Class A, R and Class Z shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class. On August 22, 2005, Investor A and Primary A shares of the Funds were redesignated Class A and Z shares, respectively. The Class B shares of Columbia Large Cap Index Fund commenced operations on September 23, 2005. Class R shares of Columbia Large Cap Enhanced Core Fund were initially offered on January 23, 2006.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Restricted securities, investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other open end investment companies are valued at net asset value.

Security transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Funds' securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or

70

Notes to financial statements (continued)

liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Swaps: The Funds may engage in swap transactions such as interest rate, volatility, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds

71

Notes to financial statements (continued)

from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Forward foreign currency contracts: Generally, each Fund may enter into forward foreign currency contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

72

Notes to financial statements (continued)

Income recognition: Interest income is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged directly to such Fund or class.

Distributions to shareholders: Distributions from net investment income are declared and paid at least annually for each of the Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax status: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for REIT adjustments, redemption based payments treated as dividend paid deduction and foreign currency reclasses were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Large Cap Index Fund	$(157,922)	$(39,821,813)	$39,979,735
Columbia Large Cap Enhanced Core Fund	223,319	(223,318)	(1)
Columbia Mid Cap Index Fund	(1,377,979)	(14,181)	1,392,160
Columbia Small Cap Index Fund	(249,478)	(3,236,761)	3,486,239

Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

73

Notes to financial statements (continued)

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

	3/31/06		3/31/05
Fund	Ordinary Income*	Long-term Capital Gains	Ordinary Income*	Long-term Capital Gains
Columbia Large Cap Index Fund	$30,667,348	$—	$24,080,942	$—
Columbia Large Cap Enhanced Core Fund	22,609,817	4,641,538	14,435,956	6,926,503
Columbia Mid Cap Index Fund	28,666,267	75,761,877	17,695,939	38,261,351
Columbia Small Cap Index Fund	11,658,727	16,638,435	11,844,153	37,268,529

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Large Cap Index Fund	$10,590,062	$—	$620,238,231
Columbia Large Cap Enhanced Core Fund	19,034,034	3,489,019	58,934,902
Columbia Mid Cap Index Fund	16,332,452	42,050,242	542,030,766
Columbia Small Cap Index Fund	6,130,785	63,174,969	580,584,136

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Fund	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Columbia Large Cap Index Fund	$763,746,381	$(144,038,090)	$619,708,291
Columbia Large Cap Enhanced Core Fund	67,341,267	(8,421,036)	58,920,231
Columbia Mid Cap Index Fund	610,491,126	(67,525,178)	542,965,948
Columbia Small Cap Index Fund	630,052,434	(49,468,298)	580,584,136

The following capital loss carryforwards, determined as of March 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	Expiring in 2009	Expiring in 2010	Expiring in 2011	Expiring in 2013	Expiring in 2014
Columbia Large Cap Index Fund	$29,894,308	$39,881,372	$114,143,427	$19,822,029	$11,177,795

The availability of a portion of the capital loss carryforwards acquired by Columbia Large Cap Index Fund as the result of its merger with Columbia Large Company Index Fund may be limited in a given year.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2006, the following Fund elected to defer losses occurring between November 1, 2005 and March 31, 2006 under these rules as follows:

Fund	Losses Deferred
Columbia Large Cap Index Fund	$89,593,688

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America N.A., which in turn is a wholly-owned

74

Notes to financial statements (continued)

subsidiary of BOA, was the investment advisor to the Funds, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	Fees on Average Net Assets
Fund	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Large Cap Index Fund	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Columbia Large Cap Enhanced Core Fund	0.35%	0.30%	0.25%	0.20%	0.18%	0.16%
Columbia Mid Cap Index Fund	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Columbia Small Cap Index Fund	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

For the year ended March 31, 2006, the effective investment advisory fee rates for the Funds, as a percentage of the Funds' average daily net assets, were as follows:

Fund	Effective Fee Rate
Columbia Large Cap Index Fund	0.10%
Columbia Large Cap Enhanced Core Fund	0.35%
Columbia Mid Cap Index Fund	0.10%
Columbia Small Cap Index Fund	0.10%

Administration fee: Columbia provides administrative and other services to the Funds. Prior to August 22, 2005, BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of BOA, served as the administrator to the Funds under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Funds.

Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds under the pricing and bookkeeping agreement (described below):

Fund	Annual Rate
Columbia Large Cap Index Fund	0.10%
Columbia Large Cap Enhanced Core Fund	0.17%
Columbia Mid Cap Index Fund	0.10%
Columbia Small Cap Index Fund	0.10%

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Funds, except for Columbia Large Cap Index Fund and Columbia Small Cap Index Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual fee of $38,000 paid monthly. In addition, each of the Funds pays a monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Funds also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.

Transfer agent fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was

75

Notes to financial statements (continued)

renamed Columbia Management Services, Inc. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to August 22, 2005, PFPC, Inc. ("PFPC") served as the transfer agent for the Funds' shares and BOA served as the sub-transfer agent for the Class Z shares of the Funds. BOA was entitled to receive from PFPC a fee equal to the costs incurred by BOA in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Class Z shares of each Fund. These amounts are included in "Transfer agent fees" on the Statements of operations. For the period ended August 22, 2005, BOA earned sub-transfer agent fees from the Funds as follows:

Fund	Sub-Transfer Agent Fee
Columbia Large Cap Index Fund	$9,166
Columbia Large Cap Enhanced Core Fund	4,223
Columbia Mid Cap Index Fund	16,638
Columbia Small Cap Index Fund	11,202

Shareholder servicing and distribution fees: Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares. Prior to August 22, 2005, BACAP Distributors served as the distributor of the Funds' shares, under the same fee structure. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., which was then renamed Columbia Management Distributors, Inc.

The Trust has adopted a shareholder servicing plan and a distribution plan for the Class B shares of Columbia Large Cap Index Fund, a distribution plan for Class R shares of Columbia Large Cap Enhanced Core Fund, and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan*	0.25%	0.25%
Class B Shareholder Servicing Plans**	0.25%	0.25%
Class B Distribution Plans**	0.75%	0.75%
Class R Distribution Plans***	0.50%	0.50%

*  For all Funds

**  For Columbia Large Cap Index Fund

***  For Columbia Large Cap Enhanced Core Fund

76

Notes to financial statements (continued)

Expense limits and fee reimbursements: Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

Fund	Annual Rate
Columbia Large Cap Index Fund	0.14%
Columbia Large Cap Enhanced Core Fund	0.50%
Columbia Mid Cap Index Fund	0.14%
Columbia Small Cap Index Fund	0.21%

Columbia is entitled to recover from Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund and Columbia Small Cap Index Fund any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue after July 31, 2006.

At March 31, 2006, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

	Amount of Potential Recovery Expiring			Total Potential	Amount Recovered During the Year Ended
Fund	3/31/09	3/31/08	3/31/07	Recovery	March 31, 2006
Columbia Large Cap Index Fund	$1,595,131	$1,464,841	$2,493,786	$5,553,758	$—
Columbia Large Cap Enhanced Core Fund	363,714	640,523	581,573	1,585,810	—
Columbia Small Cap Index Fund	175,070	797,057	1,510,455	2,482,582	—

Fees paid to officers and trustees: All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves) another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Deferred Trustees' fees" on the Statements of assets and liabilities.

As a result of fund mergers (see Note 10), Columbia Large Cap Index Fund and Columbia Small Cap Index Fund assumed the assets and liabilities of the deferred compensation plan of the acquired funds. The deferred compensation plan of the acquired funds may be terminated at any time. Benefits under this deferred compensation plan are funded and any payments to plan participants are paid solely out of the Fund's assets.

Custody credits: Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. Each Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Other: Prior to the appointment of State Street as sub-administrator to the Funds, the Funds made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliate" on the Statements of operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees

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Notes to financial statements (continued)

earned by Columbia from the Funds. For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Fund	Advisory Fees (Earned by Columbia)	Administration Fees (Earned by Columbia)
Columbia Large Cap Index Fund	$6,051	$3,026
Columbia Large Cap Enhanced Core Fund	2,569	1,285
Columbia Mid Cap Index Fund	424	212
Columbia Small Cap Index Fund	723	361

Note 5.  Portfolio information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

Fund	Purchases	Sales
Columbia Large Cap Index Fund	$811,773,657	$242,720,460
Columbia Large Cap Enhanced Core Fund	1,140,468,234	1,076,960,436
Columbia Mid Cap Index Fund	495,888,920	408,759,381
Columbia Small Cap Index Fund	447,701,014	260,119,486

Note 6.  Shares of beneficial interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares in eight years.

As of March 31, 2006, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Large Cap Index Fund	3	74.5%
Columbia Large Cap Enhanced Core Fund	1	89.8
Columbia Mid Cap Index Fund	3	96.5
Columbia Small Cap Index Fund	2	73.3

Note 7.  Line of credit

The Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating fund based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund.

Prior to August 22, 2005, the Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating fund maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

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Notes to financial statements (continued)

For the year ended March 31, 2006, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rates for the Funds that participated in these arrangements were as follows:

	Average Borrowings*	Weighted Average Interest Rates
Columbia Large Cap Index Fund	$1,000,000	5.00%
Columbia Mid Cap Index Fund	8,600,000	4.75
Columbia Small Cap Index Fund	2,000,000	4.75

*  The average amount outstanding was calculated based on daily balances in the period.

Note 8.  Securities lending

Prior to the appointment of State Street as custodian to the Funds, the Funds were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by each Fund from securities lending is included in its Statement of operations. The Board of Trustees has approved a securities lending progam with State Street. As of March 31, 2006, the Funds did not have any securities on loan.

Note 9.  Disclosure of significant risks and contingencies

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as

79

Notes to financial statements (continued)

defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

For the year ended March 31, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred in connection with these matters as follows:

Fund	Non-Recurring Costs
Columbia Large Cap Index Fund	$1,231,972
Columbia Large Cap Enhanced Core Fund	255,885
Columbia Mid Cap Index Fund	1,055,620
Columbia Small Cap Index Fund	804,518

Note 10.  Business combinations and mergers

On September 23, 2005, Columbia Large Company Index Fund merged into Nations LargeCap Index Fund. Class A, Class B and Class Z shares of Columbia Large Company Index Fund were exchanged for Class A, Class B and Class Z shares of Nations LargeCap Index Fund, respectively. Class C shares of Columbia Large Company Index Fund were exchanged for Class A shares of Nations LargeCap Index Fund. Nations LargeCap Index Fund received a tax-free, for federal income tax purposes, transfer of assets from Columbia Large Company Index Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
35,902,036	$849,883,230	$151,018,770
Net Assets of Nations LargeCap Index Fund Prior to Combination	Net Assets of Columbia Large Company Index Fund Immediately Prior to Combination	Net Assets of Nations LargeCap Index Fund After Combination
$1,576,156,002	$849,883,230	$2,426,039,232

*  Unrealized appreciation is included in the Net Assets Received.

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Notes to financial statements (continued)

Nations LargeCap Index Fund was then renamed Columbia Large Cap Index Fund.

Also on September 23, 2005, Columbia Small Company Index Fund merged into Nations SmallCap Index Fund. Class A and Class Z shares of Columbia Small Company Index Fund were exchanged for Class A and Class Z shares of Nations SmallCap Index Fund, respectively. Class B and Class C shares of Columbia Small Company Index Fund were exchanged for Class A shares of Nations SmallCap Index Fund. The Nations SmallCap Index Fund received a tax-free transfer of assets from Columbia Small Company Index Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
17,127,724	$351,480,182	$103,790,023
Net Assets of Nations SmallCap Index Fund Prior to Combination	Net Assets of Columbia Small Company Index Fund Immediately Prior to Combination	Net Assets of Nations SmallCap Index Fund After Combination
$1,122,468,596	$351,480,182	$1,473,948,778

*  Unrealized appreciation is included in the Net Assets Received.

Nations SmallCap Index Fund was then renamed Columbia Small Cap Index Fund.

81

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust (formerly Nations Funds Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund (formerly Nations LargeCap Index Fund, Nations LargeCap Enhanced Core Fund, Nations MidCap Index Fund and Nations SmallCap Index Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

82

Tax information  (unaudited)

Columbia Large Cap Index Fund

100.00% of the ordinary income (including short-term capital gains) earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00% of the ordinary income (including short-term capital gains) earned by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

Columbia Large Cap Enhanced Core Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $8,130,557.

25.62% of the ordinary income (including short-term capital gains) earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 26.19% of the ordinary income (including short-term capital gains) earned by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

Columbia Mid Cap Index Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $118,973,191.

62.38% of the ordinary income (including short-term capital gains) earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 61.88% of the ordinary income (including short-term capital gains) earned by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

Columbia Small Cap Index Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $79,813,404.

72.19% of the ordinary income (including short-term capital gains) earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 72.55% of the ordinary income (including short-term capital gains) earned by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

83

Columbia Funds

Fund governance

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

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Columbia Funds

Fund governance

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

85

Columbia Funds

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. The investment advisory agreements with CMA and are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 16-17, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of CMA. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Board received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of the Funds, and CMA. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Funds' Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Board considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

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Columbia Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and the expense and performance rankings of each Fund in the Lipper data, CMA apprised the Board of individual characteristics (such as: poor rankings in terms of management fees, overall expenses or performance or a combination of below-average to poor performance and below-average to poor management fee and expense rankings) of any Fund that they believed warranted further investigation by the Board.

The Board considered the impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in Net Advisory Rates and/or total expenses of certain Funds, including in conjunction with certain recent Fund mergers. The Board also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

The Board also reviewed and considered a report prepared and provided by Eric Sirri, the Independent Fee Consultant to the Funds appointed pursuant to the NYAG Settlement. Mr. Sirri's report included information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

The Board concluded that the factors noted above, and other factors, supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of

87

Columbia Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including institutional investors. The Board concluded that, where the Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Funds. Such benefits could include, among others, benefits attributable to CMA's relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, a portfolio review and fund performance reports. In addition, the Board confers with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

88

Columbia Funds

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance

between the Office of Attorney General of New York State and

Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.

November 17, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Nations Funds, only if the Independent Members (as such term is defined in the AOD) of the Nations Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Nations Funds. This report is the annual written evaluation of the Nations Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.2

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Nations Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the [Nations] Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a [Nations] Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the [Nations] Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Nations Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Nations Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Nations Funds and comparable non- Nations Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC, which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

2  CMG is in the process of renaming the Nations Funds. Throughout this report, unless otherwise noted, the names "Nations Funds" and "Columbia Funds" will be used interchangeably.

89

Columbia Funds

Management Fee Evaluation By Independent Fee Consultant (continued)

Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Nations Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved. In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Nations Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Nations Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Nations Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of the CMG staff to gain an understanding of the organizational structure and personnel involved in running the Nations fund family. Exhibit 1 lists the CMG staff that I or consultants retained by me have had contact with over the past four months.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management

90

Columbia Funds

Management Fee Evaluation By Independent Fee Consultant (continued)

have discussed issues relating to management agreements and performance of Nations Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Nations Funds met in advance of the October Section 15(c) contact approval meeting to review certain fee, performance and other data for the Nations Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Nations Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee/performance "screens." The seven screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Negative ranking for 1-year performance vs. actual management fee category;

e. Negative ranking for 1-year performance vs. total expense category;

f. Negative ranking for 3-year performance vs. actual management fee category;

g. Negative ranking for 3-year performance vs. total expense category.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Nations Funds.

IV. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Nations Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Nations Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Nations Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 57.57 percent of Nations Funds have performance higher than the median of their respective Lipper performance universe, and 53.97 percent of Nations Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Nations Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Nations Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 71.21 percent of Nations Funds have expenses below the median of their Lipper expense universe, and 71.21 percent of Nations Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Nations Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often through the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings for funds in non-advisory expenses.

91

Columbia Funds

Management Fee Evaluation By Independent Fee Consultant (continued)

4. Profitability to CMG of the individual funds ranges widely and the overall profitability to CMG of its relationship with the Nations Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary for me to better assess fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Nations Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 56.36 (31 out of 55) of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing. My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

92

COLUMBIA FUNDS

Columbia Index Funds

Growth funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed fund	Columbia Tax-Managed Growth Fund

Specialty funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

Taxable Bond funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

93

Columbia Index Funds

Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds	Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

94

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95

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96

IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Index Funds

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Index Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

97

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an
e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Index Funds   Annual Report, March 31, 2006

Columbia Management.

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

SHC-42/109625-0306 (05/06) 06/11247

Stock Funds

Annual report for the year ended
March 31, 2006

Columbia Convertible Securities Fund
(formerly Nations Convertible
Securities Fund)

Columbia Asset
Allocation Fund II
(formerly Nations Asset
Allocation Fund II)

Columbia Large Cap
Value Fund
(formerly Nations Value Fund)

Columbia Mid Cap
Value Fund
(formerly Nations MidCap Value Fund)

Columbia Small Cap
Value Fund II
(formerly Nations SmallCap Value Fund)

Columbia Marsico
Growth Fund
(formerly Nations Marsico Growth Fund)

Columbia Large Cap
Core Fund
(formerly Nations Strategic Growth Fund)

Columbia Marsico Focused Equities Fund
(formerly Nations Marsico Focused Equities Fund)

Columbia Marsico Mid Cap Growth Fund
(formerly Nations Marsico MidCap Growth Fund)

Columbia Marsico
21st Century Fund
(formerly Nations Marsico
21st Century Fund)

Columbia Small Cap
Growth Fund II
(formerly Nations Small Company Fund)

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Columbia Funds. This material must be preceded or accompanied by a current Columbia Funds prospectus.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, LLC (CMA) is an SEC-registered investment advisor, an indirect wholly owned subsidiary of Bank of America Corporation and part of Columbia Management Group, LLC.

Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Letter

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure — the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal.1

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006.We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

1Past performance is no guarantee of future results.

Columbia Funds

Portfolio commentary and shareholder expense example

Columbia Convertible Securities Fund	3

Columbia Asset Allocation Fund II	9

Columbia Large Cap Value Fund	16

Columbia Mid Cap Value Fund	21

Columbia Small Cap Value Fund II	27

Columbia Marsico Growth Fund	33

Columbia Large Cap Core Fund	39

Columbia Marsico Focused Equities Fund	45

Columbia Marsico Mid Cap Growth Fund	51

Columbia Marsico 21st Century Fund	57

Columbia Small Cap Growth Fund II	63

Financial statements

Investment portfolios	69

Statements of assets and liabilities	102

Statements of operations	106

Statements of changes in net assets	108

Statements of changes in net assets-capital stock activity	114

Financial highlights	126

Notes to financial statements	148

Report of independent registered public accounting firm	162

Tax information	163

Columbia Funds Master Investment Trust

Investment portfolios	166

Statements of assets and liabilities	176

Statements of operations	177

Statements of changes in net assets	178

Financial highlights	180

Notes to financial statements	181

Report of independent registered public accounting firm	188

Fund governance	189

Board consideration and re-approval of investment advisory and sub-advisory agreements	191

Summary of management fee evaluation by independent fee consultant	195

Columbia funds	199

Important information about this report	201

Columbia Convertible Securities Fund

(formerly Nations Convertible Securities Fund)

Portfolio Managers' commentary*

Investment Objective

The fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Convertible Securities Fund's class A shares provided shareholders with a total return of 10.54% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's portfolio managers share their views on Columbia Convertible Securities Fund's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Please describe the fund's investment style and philosophy.

Our investment style seeks to exploit to the fullest extent the unique characteristics of convertible securities, while adhering to a disciplined investment process and adapting to an ever-evolving market environment. Within the convertible securities asset class universe, we focus on securities known as balanced convertibles. Balanced convertibles exhibit both fixed income and equity features and generally produce higher risk-adjusted returns. Over the long term, we believe that this strategy has the potential to outperform strategies that focus purely on high fixed-income or equity sensitivity.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, the Columbia Convertible Securities Fund's class A shares generated a total return of 10.54% without sales charge. Its benchmark, the Merrill Lynch All Convertibles All Qualities Index, returned 11.60%.*** The fund's return was also lower than the 12.38% average return of its peer group, the Morningstar Convertibles Category.

What economic and market factors most influenced performance?

A positive economic environment and rising corporate profits helped boost the equity market to a solid return for the period, and convertibles were also the beneficiaries of these positive trends. Despite rising energy prices, higher short-term interest rates and the after-effects of two devastating hurricanes, American consumers continued to buoy the economy and business spending kicked in to support new job growth. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially in the second half of the period.

In the convertibles market, new provisions also helped reduce some market-specific risk factors by ensuring that convertibles are treated fairly when a company increases its dividend payment or experiences a sharp rise in its common stock price because it is a takeover target. A tax loophole sometimes used by companies that issued convertibles was also closed.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Merrill Lynch All Convertibles All Qualities Index measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have a total market value greater than $50 million at issuance. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Columbia Convertible Securities Fund

Portfolio Managers' commentary (continued)

What investment decisions proved favorable to fund performance?****

The energy sector continued to lead the convertible market, and an overweight position in the sector aided the fund's return. Large holdings in the sector included Schlumberger Ltd. and Halliburton Co. convertible bonds, which were the beneficiaries of rising commodity prices. In the consumer discretionary sector, an overweight in the gaming industry as well as holdings such as the Lamar Advertising Co. convertible bond contributed positively to performance. In the industrials sector, an overweight in defense companies and industrial manufacturing names also proved beneficial. In the health care sector, the fund gained significantly from its exposure to biotechnology, which was a strong performer for the period. In technology, the fund's investment in companies that offer unique products with significant growth and pricing power worked to its advantage. In the materials sector, we took profits in Freeport-McMoRan Copper & Gold, Inc., a long standing position in the fund.

What investment decisions proved unfavorable to fund performance?

The fund gave up some performance because of its lack of exposure to lower quality names in the consumer discretionary and technology sectors, especially in the first quarter of 2006. We avoided both Ford and General Motors, which attracted yield-thirsty investors who were willing to shoulder the higher risk associated with these names. However, these holdings are not consistent with our strategy and we continue to avoid them. In the technology sector, a few credit sensitive names generated returns in excess of 60% and 80% for the first quarter, and our underweight in these low quality names also had a negative impact on performance.

How have you positioned the fund to reflect your outlook for the period ahead?

Looking forward, we believe that macro-economic factors are likely to influence the convertible market. However, we expect them to be more favorable in 2006 than they were in 2005. We anticipate a less hostile interest-rate environment. And if volatility edges up, convertible valuations are likely to improve. While we believe the US economy will remain solid, we think it may have hit a high watermark. Most notably, the housing market is showing visible signs of fatigue, with the new home sales-to-inventory ratio now declining sharply and builder sentiment waning. We believe a volatile and upward-trending market could provide a favorable backdrop for convertibles. Hence, we plan to continue to favor balanced positions over credit-sensitive, higher risk names in the fund.

Yanfang (Emma) Yan has co-managed the fund since July 31, 2001. Ms. Yan is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Richard Dahlberg has co-managed Columbia Convertible Securities Fund since February 4, 2005. Mr. Dahlberg is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Convertible Securities Fund

Portfolio Managers' commentary (continued)

Edward Paik has co-managed the fund since February 4, 2005. Mr. Paik is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Yan Jin has co-managed the fund since March 31, 2006. Mr. Jin is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Most convertible securities are below investment grade and tend to be more speculative than higher-rated securities.

Columbia Convertible Securities Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,032.81	1,019.45	5.57	5.54	1.10
Class B	1,000.00	1,000.00	1,028.72	1,015.71	9.36	9.30	1.85
Class C	1,000.00	1,000.00	1,028.72	1,015.71	9.36	9.30	1.85
Class Z	1,000.00	1,000.00	1,034.01	1,020.69	4.31	4.28	0.85

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Convertible Securities Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

Top 10 holdings
1	Amazon.com, Inc. 4.75% 02/01/09	1.6%
2	Nextel Communications, Inc. 5.25% 01/15/10	1.5%
3	Sepracor, Inc. 5.00% 02/15/07	1.5%
4	Hilton Hotels Corp. 3.38% 04/15/23	1.4%
5	Schlumberger Ltd. 2.13% 06/01/23	1.4%
6	Teva Pharmaceutical Finance Co. BV 1.75% 02/01/26	1.3%
7	Lamar Advertising Co. 2.88% 12/31/10	1.3%
8	Fisher Scientific International, Inc. 3.25% 03/01/24	1.3%
9	Citigroup Regency Centers 2.000%	1.3%
10	Advanced Medical Optics, Inc. 2.50% 07/15/24	1.2%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Convertible Securities Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	10.24%	9.59%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund over the last 10 years. The Merrill Lynch All Convertibles All Qualities Index is an unmanaged index which measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy with a total market value greater than $50 million at issuance. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Convertible Securities Fund - A without sales charge

  Columbia Convertible Securities Fund - A with sales charge

  Merrill Lynch All Convertibles All Qualities Index

Total return (as of 03/31/06)

	A		B++		C		Z+^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	09/25/87		07/15/98		10/21/96		05/21/99
1 year performance	10.54%	4.18%	9.72%	4.72%	9.68%	8.68%	10.81%
Average annual returns
5 years	6.42%	5.16%	5.61%	5.29%	5.60%	5.60%	6.66%
10 years/Life	10.24%	9.59%	9.62%	9.62%	9.07%	9.07%	10.54%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+Class Z shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Class Z shares. Inception date for Class A shares is September 25, 1987.

++Class B shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. If Class B shares 12b-1 fees had been reflected, total returns would have been lower.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Asset Allocation Fund II

(formerly Nations Asset Allocation Fund)

Portfolio Managers' commentary*

Investment Objective

The fund seeks to obtain long-term growth from capital appreciation plus dividend and interest income.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Asset Allocation Fund II's class A shares provided shareholders with a total return of 8.17% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's managers shares their views on Columbia Asset Allocation Fund II's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Please describe the fund's investment style and philosophy.

The fund invests in a mix of equity and fixed-income securities that provide exposure primarily to the domestic capital markets. The fund seeks total return performance through a balance of long-term capital appreciation from equities and the stabilizing characteristics of fixed income investments.

The equity portfolio invests in large- and mid-capitalization stocks of generally well-known companies that are recognized leaders in their industry. Combining rigorous fundamental research and quantitative analysis, the team selects securities according to their competitive advantages, solid or improving financial health and attractive valuations. Risk controls are utilized for adequate diversification across market capitalization, economic sectors and growth/value styles. The Russell 1000 Index,*** the benchmark for the equity portion of the fund, reflects the core investment style of the equity portfolio. Although the investment universe consists of both growth and value companies, the quantitative methods driving the investment process may, at times, warrant tactical tilts away from the fund's benchmark.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, the Columbia Asset Allocation Fund II's class A shares returned 8.17% without sales charge. This compares with an 8.87% return for the Russell 1000 Index and Lehman Brothers U.S. Aggregate Index† in a 60/40 mix for the period. The Russell 1000 Index returned 13.20% and the Lehman Brothers US Aggregate Index returned 2.26% for the period. The average return of its peer group, the Lipper Balanced Funds Category, was 9.48%.

What economic and market factors most influenced performance?

A strong economic environment and rising corporate profits helped boost the stock market to a solid return for the period. Despite rising energy prices and higher short-term interest rates, American consumers continued to buoy the economy. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially at the end of the period.

The bond market found it harder to ignore the Federal Reserve Board's (the Fed) steady drumbeat of short-term interest rate increases. During the 12-month period, the Fed

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies and represents approximately 90% of the U.S. equity market. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

†The Lehman Brothers US Aggregate Index is an index of US government agency and U.S. Treasury securities, corporate bonds, and agency- and mortgage-backed securities. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Columbia Asset Allocation Fund II

Portfolio Managers' commentary (continued)

raised the federal funds rate, a key measure of short-term interest rates, from 2.75% to 4.75% in eight quarter-point steps. The yield on shorter-term bonds rose more than the yield on longer bonds. Rising interest rates put pressure on the market value of the bonds in the portfolio, partially offsetting their coupon yield.

What investment decisions proved favorable to fund performance?††

Equities accounted for approximately 65% of the fund's assets at the end of the period, down from 67.8% at the beginning of the period. In an environment that was generally favorable for large-cap stocks, stock selection was the primary driver of the fund's equity returns. In the financials sector, strong growth in the alternative asset management business resulted in a profit surge for Goldman Sachs Group, Inc. and record profits propelled Lehman Brothers Holdings, Inc.. Both stocks recorded strong gains. In the health care sector, CIGNA Corp. and AmerisourceBergen Corp. rose. CIGNA's share repurchase program and solid cash position attracted investors. AmerisourceBergen shares rose on improved capital efficiency, expectations for a favorable impact from two small acquisitions and management's willingness to return more to shareholders. Because the fund had more exposure than the index to all four stocks, the fund's returns were amplified relative to the index.

Fixed-income securities accounted for approximately 35% of the fund's investments at the end of the period, up from 32.2% at the beginning of the period. The fund's sensitivity to interest-rate changes plus sector allocation aided performance. The fund's duration was slightly shorter than the duration of the benchmark for most of the year. Duration is a measure of interest rate sensitivity. A shorter duration helps cushion the fund against the impact of rising rates, which brings bond prices down. We also employed a barbell strategy for the portfolio, focusing on short- and long-term securities and avoiding intermediate-term securities, which were the worst performers. In addition, the fund was overweight in asset-backed securities, which added value. An overweight in commercial mortgage-backed securities (CMBS) aided performance in the last three months of the period. Both groups were strong performers.

What investment decisions proved unfavorable to fund performance?

Within the equity portion of the fund, Cendant Corp., in the industrials sector, was the single worst performer. The company fumbled in integrating an acquisition. And, weak travel-related consumer spending and overly optimistic profit expectations culminated in an exodus from the stock, which was overweighted in the portfolio. In the energy sector, the fund did not get the full benefit of strong gains from Schlumberger Ltd., which was underweighted relative to the index. Powerful energy pricing and solid demand drove the company's share price higher. Finally, in the technology sector, Intel Corp. and Dell Inc. posted returns of negative 15% and negative 22%, respectively. Competitive pricing pressure weighed on Intel Corp. as it fell short of profit expectations. Dell suffered as PC demand was disappointing. Both stocks were overweighted relative to the index, thus amplifying their disappointing results for the fund.

Within the fixed-income portion of the portfolio, we extended the fund's duration to bring it in line with the duration of the benchmark late in the period. In retrospect, we were a little early in making that adjustment. Interest rates continued to rise through the end of the period and we gave up some performance with our move.

††Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Asset Allocation Fund II

Portfolio Managers' commentary (continued)

How have you positioned the fund to reflect your outlook for the period ahead?

The fund's equity holdings are the result of stock selection based on a rigorous research discipline and as such do not reflect the equity management team's assessment of overall economic or market potential. At the end of the period, the five largest equity positions in the fund were Exxon Mobil Corp., General Electric Co., Citigroup, Inc., Intel Corp. and Microsoft Corp.

In fixed income, the fund has slightly more exposure to investment-grade corporate bonds, which we believe have the potential to outperform Treasuries of comparable duration. The fund is also overweight relative to the index in asset-backed securities and commercial mortgage-backed securities. The fund is underweight in 30-year MBS (Mortgage-backed securities) pass-through securities, which we believe could suffer if interest rates continue to rise.

Vikram Kuriyan has co-managed the equity portion of Columbia Asset Allocation Fund II since February 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Leonard Aplet has co-managed the fixed-income and money market portions of the fund since February 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Richard Cutts has co-managed the fixed-income and money market portions of the fund since February 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Columbia Asset Allocation Fund II

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,038.39	1,019.90	5.13	5.09	1.01
Class B	1,000.00	1,000.00	1,034.41	1,016.16	8.93	8.85	1.76
Class C	1,000.00	1,000.00	1,034.41	1,016.16	8.93	8.85	1.76
Class Z	1,000.00	1,000.00	1,038.79	1,021.14	3.86	3.83	0.76

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of the expenses, total return would have been reduced.

Columbia Asset Allocation Fund II

Shareholder expense example (continued)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Asset Allocation Fund II

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

Top 10 holdings
1	U.S. Treasury Bond 6.25% 8/15/23	3.2%
2	Federal National Mortgage Association 5.00% 10/01/20	2.7%
3	Exxon Mobil Corp.	2.0%
4	Federal Home Loan Mortgage Corp. 5.00% 07/01/20	1.9%
5	General Electric Co.	1.5%
6	Citigroup, Inc.	1.3%
7	Intel Corp.	1.3%
8	Microsoft Corp.	1.2%
9	Cisco Systems, Inc.	1.2%
10	Pfizer, Inc.	1.1%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Asset Allocation Fund II

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	7.23%	6.60%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund II over the last 10 years. The Lehman Brothers U.S. Aggregate Index is an unmanaged index of US Treasury securities, US government agency securities, corporate bonds and agency-and mortgage-backed securities. The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest US companies and represents approximately 90% of the US equity market. Typically, the stock/bond ratio ranges around 60%/40%. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Asset Allocation Fund II - A without sales charge

  Columbia Asset Allocation Fund II - A with sales charge

  Russell 1000 Index

  Lehman Brothers U.S. Aggregate Index

Total return (as of 03/31/06)

	A		B++		C		Z+^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	01/18/94		07/15/98		11/11/96		05/21/99
1 year performance	8.17%	1.95%	7.38%	2.38%	7.39%	6.39%	8.35%
Average annual returns
5 years	3.48%	2.26%	2.67%	2.31%	2.67%	2.67%	3.70%
10 years	7.23%	6.60%	6.61%	6.61%	—	—	7.52%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+Class Z shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Class Z shares. Inception date for Class A shares is January 18, 1994.

++Class B shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. If Class B shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Class A shares is January 18, 1994.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Large Cap Value Fund

(formerly Nations Value Fund)

Portfolio Managers' commentary*

Investment Objective

The fund seeks growth of capital by investing in companies that are believed to be undervalued.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Large Cap Value Fund's class A shares provided shareholders with a total return of 14.15% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's portfolio managers share their views on Columbia Value Fund's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Please describe the fund's investment style and philosophy.

We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks may deliver superior risk-adjusted performance over time. Further, we believe that companies can go through periods when their business prospects temporarily deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process, combining a valuation screen, fundamental research and a comprehensive risk-management strategy, is the best way to identify investment opportunities.

How did the fund perform during the past 12 months?

For the 12 month period ended March 31, 2006, the Columbia Large Cap Value Fund's class A shares returned 14.15% without sales charge, compared with a return of 13.31% for the Russell 1000 Value Index***, its benchmark. The Morningstar Large Value Funds Category returned 11.80% over that same time period.

Strong stock selection accompanied by good sector allocation, drove performance versus the benchmark. Our disciplined investment process, which focuses on stock selection and incorporates risk management efforts, worked well throughout the year. It allowed us to capture value-based opportunities while avoiding potential pitfalls.

What economic and market factors influenced performance?

Over the past 12 months, rising interest rates and energy prices tempered economic growth and kept a lid on stock prices relative to earnings in certain areas of the market. Nevertheless, corporate profits continued to rise and cash-heavy corporate balance sheets plus a resurgence in merger and acquisitions activity, led to increased capital markets activity. In this environment, the fund's emphasis on higher quality stocks with earnings growth momentum was rewarded.

What investment decisions proved favorable to fund performance?****

Good stock selection drove the fund's favorable returns for the period. Our bottom up approach led us to strong performers in the capital markets industry, including

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell 1000 Value Index measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Large Cap Value Fund

Portfolio Managers' commentary (continued)

Merrill Lynch & Co., Inc. and Goldman Sachs Group, Inc.. Profits increased for both companies as a result of heightened investment banking activity. In addition, companies that capitalize on global infrastructure development aided performance, as growth-driven demand fueled increased capital spending.

Stock selection in the energy sector also aided return. We shifted away from oil and gas companies towards oil service companies, such as Halliburton Co. and Schlumberger Ltd., which were strong performers.

The fund also did well to underweight consumer-oriented stocks. As investors worried about the impact of a weakening housing market and rising energy costs, consumer stocks underperformed.

What investment decisions proved unfavorable to fund performance?

The fund's information technology holdings lagged the market as IBM and Dell underperformed on disappointing results. Early in the period, IBM reported disappointing service revenue, late products in storage and weakness in four countries that make up nearly 25% of revenues. Dell tumbled when it missed analysts' second quarter 2005 estimates. Later in the year, the stock took another hit when announcing results for third quarter revenues. The Dell position was exited prior to the end of the period.

How have you positioned the fund to reflect your outlook for the period ahead?

The portfolio is well positioned to benefit from continued economic growth as well as moderately rising interest rates. With no particular sector judged to be excessively undervalued, we have focused on the most attractively-valued companies within a broad range of economic sectors.

Lori Ensinger has co-managed Columbia Large Cap Value Fund since August 2001. Ms. Ensinger is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Diane Sobin has co-managed the fund since August 2001. Ms. Sobin is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

David Hoffman has co-managed the fund since June 2004. Mr. Hoffman is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Noah Petrucci has co-managed the fund since February 2002. Mr. Petrucci is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, the price of its stock may not approach the value the managers have placed on it.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Columbia Large Cap Value Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,084.02	1,020.34	4.78	4.63	0.92
Class B	1,000.00	1,000.00	1,080.08	1,016.60	8.66	8.40	1.67
Class C	1,000.00	1,000.00	1,079.28	1,016.60	8.66	8.40	1.67
Class R	1,000.00	1,000.00	1,040.50	1,007.41	2.36	2.32	1.19
Class Z	1,000.00	1,000.00	1,085.22	1,021.59	3.48	3.38	0.67

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or transfer agent not waived or reimbursed a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Large Cap Value Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

Top 10 holdings
1	Citigroup, Inc.	3.8%
2	Wachovia Corp.	2.6%
3	Pfizer, Inc.	2.6%
4	Merrill Lynch & Co., Inc.	2.5%
5	U.S. Bancorp	2.3%
6	Exxon Mobil Corp.	2.3%
7	Wells Fargo & Co.	2.3%
8	Occidental Petroleum Corp.	2.1%
9	Altria Group, Inc.	2.0%
10	Hewlett-Packard Co.	1.9%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Large Cap Value Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	8.63%	7.99%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund over the last 10 years. The Russell 1000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C, Class R and Class Z shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Large Cap Value Fund - A without sales charge

  Columbia Large Cap Value Fund - A with sales charge

  Russell 1000 Value Index

Total return (as of 03/31/06)

	A		B		C		R+^	Z^
	NAV **	MOP *	NAV **	CDSC ***	NAV **	CDSC ***
Inception date	12/06/89		06/07/93		06/17/92		01/23/06	09/19/89
1 year performance	14.15%	7.58%	13.22%	8.22%	13.22%	12.22%	14.01%	14.33%
Average annual returns
5 years	6.81%	5.54%	5.99%	5.67%	5.98%	5.98%	6.78%	7.05%
10 years	8.63%	7.99%	7.83%	7.83%	7.91%	7.91%	8.62%	8.89%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+The return for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by they fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Mid Cap Value Fund

(formerly Nations MidCap Value Fund)

Portfolio Managers' commentary*

Investment Objective

The fund seeks long-term growth of capital with income as a secondary consideration.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Mid Cap Value Fund's class A shares provided shareholders with a total return of 20.24% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's portfolio managers share their views on Columbia Mid Cap Value Fund's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Please describe the fund's investment style and philosophy.

We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their business prospects deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process, combining a valuation screen, fundamental research and a comprehensive risk-management strategy, is the best way to identify investment opportunities.

How did the fund perform over the past 12 months?

For the 12-month period ended March 31, 2006, the Columbia Mid Cap Value Fund's class A shares returned 20.24% without sales charge, compared with a return of 20.30% for the Russell MidCap Value Index***, its benchmark. The Morningstar Mid-Cap Value Funds Category returned 15.87% over that same time period. The fund performed in line with its benchmark and we believe that strong sector positioning accompanied by good stock selection, drove performance versus the peer group. Energy and financial stocks contributed the most to the fund's return. An underweight in financials also worked in the fund's favor.

What economic and market factors influenced performance?

Over the past twelve months, rising interest rates and energy prices tempered economic growth and kept a lid on stock prices relative to earnings in certain areas of the market. Nevertheless, corporate profits continued to rise and cash-heavy corporate balance sheets plus a resurgence in merger and acquisitions activity led to increased capital markets activity. In this environment, the fund's emphasis on higher quality stocks with earnings growth momentum was rewarded.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell MidCap Value Index measures the performance of those securities in the Russell MidCap Index with lower price-to-book ratios and lower forecasted growth rates. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Mid Cap Value Fund

Portfolio Managers' commentary (continued)

What investment decisions proved favorable to fund performance?****

The fund's sector allocation was a key driver of fund performance. The fund's exposure to oil service companies within the energy sector provided a strong tailwind to returns, as they were the sector's strongest performers. Companies that provide equipment and components used in oil and gas drilling and production, such as National Oilwell Varco, Inc., continued to reap the benefits from strength in demand and long-term supply issues related to the oil industry.

The fund had less exposure to consumer, utility and financial stocks, which benefited performance during the period. Consumer stocks were weak as the economy continued to show the effects of a weakening housing market and rising energy costs. Financial stocks underperformed, however stock selection within selected industries led to strong returns for the portfolio. Real estate investment trusts (REITs) were strong performers, including Boston Properties, Inc. and Archstone-Smith Trust. Merger and acquisition activity picked up steam and led to solid gains for Bear Stearns Co, Inc., Legg Mason, Inc. and Lehman Brothers Holdings, Inc.. We took profits in Legg Mason and sold the stock before the end of the period.

What investment decisions proved unfavorable to fund performance?

Company specific disappointments cut across sector lines. For example, discount retailer Dollar General Corp. was the victim of higher energy prices and its effect on its target customers, and we sold the stock at a loss. Additionally, UST struggled early in the period, following the release of poor earnings results for first quarter 2005, and continued to lose ground as challenges to their smokeless tobacco segment mounted. We eliminated the stock from the portfolio.

How have you positioned the fund to reflect your outlook for the period ahead?

We believe the portfolio is well positioned to benefit from continued economic growth as well as moderately rising interest rates. With no particular sector judged to be excessively undervalued, we have focused on the most attractively-valued companies within a broad range of economic sectors.

Diane Sobin has co-managed Columbia Mid Cap Value Fund since November 2001. Ms. Sobin is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Lori Ensinger has co-managed the fund since November 2001. Ms. Ensinger is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Columbia Mid Cap Value Fund

Portfolio Managers' commentary (continued)

Noah Petrucci has co-managed the fund since February 2002. Mr. Petrucci is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

David Hoffman has co-managed the fund since April 2004. Mr. Hoffman is affiliated with Columbia Management, LLC, investment advisor to the fund. Columbia Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Columbia Mid Cap Value Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,106.11	1,019.60	5.62	5.39	1.07
Class B	1,000.00	1,000.00	1,101.52	1,015.86	9.54	9.15	1.82
Class C	1,000.00	1,000.00	1,101.22	1,015.86	9.53	9.15	1.82
Class R	1,000.00	1,000.00	1,063.61	1,017.75	2.89	7.24	1.44
Class Z	1,000.00	1,000.00	1,106.51	1,020.79	4.36	4.18	0.83

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Mid Cap Value Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	PG&E Corp.	1.9%
2	Marshall & Ilsley Corp.	1.4%
3	CIGNA Corp.	1.3%
4	Williams Companies, Inc.	1.3%
5	Entergy Corp.	1.2%
6	TJX Companies, Inc.	1.2%
7	Bear Stearns Companies, Inc.	1.2%
8	SUPERVALU, Inc.	1.1%
9	Starwood Hotels and Resorts Worldwide, Inc.	1.1%
10	PPL Corp.	1.1%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Mid Cap Value Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since inception	NAV**	MOP*
(11/20/01 through 03/31/06)	15.52%	13.96%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Fund from the inception of the share class. The Russell MidCap Value Index is an unmanaged index which measures the performance of those securities in the Russell MidCap Index with lower price-to-book ratios and lower forecasted growth rates. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C, Class R and Class Z shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Mid Cap Value Fund - A without sales charge

  Columbia Mid Cap Value Fund - A with sales charge

  Russell MidCap Value Index

Total return (as of 03/31/06)

	A		B		C		R+^	Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	11/20/01		11/20/01		11/20/01		01/23/06	11/20/01
1 year performance	20.24%	13.29%	19.32%	14.32%	19.25%	18.25%	20.16%	20.49%
Average annual returns
Since Inception	15.52%	13.96%	14.65%	14.36%	14.65%	14.65%	15.50%	15.79%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.
***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+The returns for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by the fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees.  Class R shares are sold at net asset value.  Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary.  All results shown assume reinvestment of distributions.  Please see the fund's prospectus for details.  Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Small Cap Value Fund II

(formerly Nations SmallCap Value Fund)

Portfolio Managers' Commentary*

Investment Objective

The fund seeks long-term growth of capital by investing in companies believed to be undervalued.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Small Cap Value Fund II's class A shares provided shareholders with a total return of 26.14% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's managers share their views on Columbia Small Cap Value Fund II's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Please describe the fund's investment style and philosophy.

We focus on stocks that we believe have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios. It is our belief that undervalued and misunderstood stocks can deliver strong risk-adjusted performance over time. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to identify potential investment opportunities.

How did the fund perform during the past 12 months?

For the 12-month period ended March 31, 2006, the Columbia Small Cap Value Fund II's class A shares returned 26.14% without sales charge, compared with a return of 23.77% for its benchmark, the Russell 2000 Value Index.*** The Morningstar Small Value Category returned 19.96% over that same time period.

What economic and market factors influenced performance?

A positive economic environment and rising corporate profits helped boost the stock market to a solid return for the period. Despite rising energy prices, higher short-term interest rates and the after-effects of two devastating hurricanes, American consumers continued to buoy the economy and business spending kicked in to support new job growth. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially in the second half of the period. In this environment, energy, technology and telecommunications companies did well as did equipment producers, suppliers and lessors.

What investment decisions proved favorable to fund performance?****

Holdings in the industrials, financials, and information technology sectors were the strongest contributors to performance during the reporting period. In the industrials

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell 2000 Value Index measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Small Cap Value Fund II

Portfolio Managers' commentary (continued)

sector, JLG Industries, Inc., which provides aerial and mobile lift equipment used in highway and other commercial construction projects, added notably to the fund's return as did Manitowoc Co., Inc., which provides similar cranes and lifts used in commercial construction. Both companies benefited from heightened construction activity, in general, and reconstruction efforts in the Gulf Coast states. The fund had more exposure to industrials than its benchmark, which also aided return.

Good stock selection in the financials sector also helped relative performance. Because we strive to seek out companies with strong earnings growth potential and good valuations, we were attracted to asset management and capital markets companies. In this regard, Affiliated Managers Group, Inc., a holding company of asset management firms, and American Capital Strategies benefited from a strong stock market and the heightened use of investment capital by middle market companies. Our stock selection process also steered us away from regional banks and REITs, where we had concerns about current valuations, especially in light of the pressure rising interest rates and competition are likely to place on their earnings.

Information technology stocks benefited the fund's return, and a concentration in services, communications and semiconductor equipment companies was rewarded. All of these positions notched strong returns during the period.

What investment decisions proved unfavorable to fund performance?

Detractors from performance were stock-specific and not concentrated in any one industry. For example, Finish Line, Inc. a mall-based retailer of high-profile, lifestyle active and footwear, declined on poor same store sales performance, fashion shifts and competitive pressures. We eliminated the stock from the portfolio during the period. The fund also lost ground on Oriental Financial Group, a Puerto Rican bank that suffered from managerial missteps. We exited the stock, but not without taking a hit to performance. Generally strong performance throughout the portfolio more than offset the fund's disappointments.

How have you positioned the fund to reflect your outlook for the period ahead?

In the current environment, we believe the case for smaller-cap equities remains strong. We believe that continued profit growth and an end to the Fed's cycle of short-term interest rate increases could provide a healthy tailwind for smaller companies. We also believe that small companies, which often satisfy the product and service demands of larger companies, could benefit if large- and mid-cap companies continue to bolster their balance sheets and expand. Small companies also have the potential to become attractive acquisition candidates for large companies, which could also work in their favor. Also, we plan to seek out undervalued companies that we believe could benefit from an increase in business spending on capital and technology equipment. As always, our goal is to identify companies that we believe are undervalued but also have the potential for solid long-term growth opportunities.

Columbia Small Cap Value Fund II

Portfolio Managers' commentary (continued)

Christian Stadlinger has managed Columbia Small Cap Value Fund II since May 2002. Mr. Stadlinger is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Jarl Ginsberg has co-managed the fund since February 2003. Mr. Ginsberg is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Columbia Small Cap Value Fund II

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,158.22	1,019.05	6.35	5.94	1.18
Class B	1,000.00	1,000.00	1,153.68	1,015.31	10.36	9.70	1.93
Class C	1,000.00	1,000.00	1,153.78	1,015.31	10.36	9.70	1.93
Class R	1,000.00	1,000.00	1,091.31	1,018.15	3.93	9.71	1.36
Class Z	1,000.00	1,000.00	1,159.91	1,020.29	5.01	4.68	0.93

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Small Cap Value Fund II

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	Affiliated Managers Group, Inc.	1.3%
2	CommScope, Inc.	1.2%
3	Steel Dynamics, Inc.	1.2%
4	Kennametal, Inc.	1.1%
5	First State Bancorporation	1.1%
6	Gardner Denver, Inc.	1.1%
7	Keystone Automotive Industries, Inc.	1.1%
8	Equity Inns, Inc.	1.1%
9	Lazard Ltd.	1.1%
10	Comfort Systems USA, Inc.	1.1%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Small Cap Value Fund II

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since inception	NAV**	MOP*
(05/01/02 through 03/31/06)	15.78%	14.04%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II from the inception of the share class. The Russell 2000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C, Class R and Class Z shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia SmallCap Value Fund II - A without sales charge

  Columbia Small Cap Value Fund II - A with sales charge

  Russell 2000 Value Index

Total Return (as of 03/31/06)

	A		B		C		R+^	Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	05/01/02		05/01/02		05/01/02		01/23/06	05/01/02
1 year performance	26.14%	18.92%	25.12%	20.12%	25.14%	24.14%	26.05%	26.43%
Average annual returns
Since inception	15.78%	14.04%	14.91%	14.40%	14.90%	14.90%	15.76%	16.08%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+The return for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by the fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Marsico Growth Fund

(formerly Nations Marsico Growth Fund)

Portfolio Manager's commentary*

Investment Objective

The fund seeks long-term growth of capital.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Marsico Growth Fund's class A shares provided shareholders with a total return of 14.61% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's portfolio manager shares his views on Columbia Marsico Growth Fund's performance for the 12-month period ended March 31, 2006.

Please describe the fund's investment style and philosophy.

The fund invests primarily in equity securities of large-capitalization companies with market capitalizations of $4 billion or more that are selected for their long-term growth potential. Generally, the fund holds a core position of between 35 and 50 common stocks. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, reasonable valuations in the context of projected growth rates and other indications that a company or security may be an attractive investment prospect.

How did the fund perform during the past 12 months?

For the 12-month period ended March 31, 2006, the Columbia Marsico Growth Fund's class A shares returned 14.61% without sales charge, compared with a return of 11.73% for its benchmark, the S&P 500 Index.*** Stock selection in the industrials, technology and financials sectors contributed to the fund's above-benchmark performance. The fund's return was slightly lower than the 15.28% average return of its peer group, the Morningstar Large Growth Category.

What economic and market factors most influenced performance?

US large-cap stocks moved higher over the past 12 months, weathering a variety of challenges, including higher oil prices, interest rate and inflation concerns, Gulf Coast hurricanes and numerous geopolitical tensions. For the reporting period as a

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The S&P 500 Index is an index of 500 widely held common stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. - Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Columbia Marsico Growth Fund

Portfolio Manager's commentary (continued)

whole, large-cap stocks seemed to take heart from generally strong corporate earnings, as well as positive factors such as improved labor markets, healthy consumer discretionary spending levels, resilient housing markets, continued signs of strong US economic growth and relatively benign interest rates and inflation.

What investment decisions proved favorable to fund performance?****

Stock selection and positioning in the industrials sector were the primary areas of strength for the fund. Within industrials, the fund had more exposure to transportation than its benchmark, which had a significant impact on performance because transportation was among the best-performing industries in the S&P 500 Index, gaining more than 25%. Furthermore, the fund's individual transportation holdings performed well in aggregate. Railroad operator Burlington Northern Santa Fe Corp. returned 79% and FedEx Corp. returned 21% for the fund. In addition, Caterpillar, Inc., a capital goods company, rose 60%.

Stock selection in the information technology sector also aided performance. Google, Inc. and QUALCOMM, Inc. posted returns of 121% and 39%, respectively. Google was sold before the end of the period.

A decision to emphasize investments in the diversified financials industry within the financials sector also aided performance as financials was among the strongest performing areas of the S&P 500 Index. Stock selection in the diversified financials industry was a further positive contributor to performance, including Chicago Mercantile Exchange Holding, Inc., Lehman Brothers Holding, Inc., Goldman Sachs Group, Inc. and UBS AG.

Throughout the period, the fund maintained significant positions in biotechnology company Genentech, Inc. and health care service provider UnitedHealth Group, Inc., which also produced attractive gains for the fund.

What investment decisions proved unfavorable to fund performance?

A decision to maintain lower exposure to energy than the index detracted from performance as the energy sector gained nearly 22% in the S&P 500 Index. In addition, the fund's position in Exxon Mobil posted a return of negative 9% for the fund prior to being sold.

The fund had more exposure to the consumer discretionary sector than the index, which detracted from performance because the sector was one of the weakest performers in the index, posting a return of less than 2% for the period. In particular, homebuilding-related positions struggled, including Toll Brothers, Inc. and M.D.C. Holdings, Inc., which returned negative 12% and 8% for the fund, respectively. (M.D.C. was sold prior to March 31, 2006.) In addition, restaurant operator YUM! Brands, Inc. and Four Seasons Hotels, Inc. posted returns of negative 5% and negative 28%, respectively.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Marsico Capital Management, LLC.

Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly-owned subsidiary of Bank of America, N.A.

Columbia Marsico Growth Fund

Portfolio Manager's commentary (continued)

In aggregate, stock selection in the health care equipment and services industry also had a material, negative impact on performance. Medical device company Zimmer Holdings, Inc. posted a return of negative 13% and was among the fund's weakest performing individual positions.

How have you positioned the fund to reflect your outlook for the period ahead?

As of March 31, 2006, the fund's primary sector allocations were in consumer discretionary, industrials, health care and financials. The fund had little or no investments in materials, telecommunications services and utilities.

Thomas F. Marsico has managed Columbia Marsico Growth Fund since December 1997 and is Chief Executive Officer of Marsico Capital Management, LLC, investment sub-advisor to the fund.

Columbia Marsico Growth Fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may invest up to 25% of its assets in foreign securities. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Columbia Marsico Growth Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,082.02	1,018.85	6.33	6.14	1.22
Class B	1,000.00	1,000.00	1,077.29	1,015.11	10.20	9.90	1.97
Class C	1,000.00	1,000.00	1,077.79	1,015.11	10.21	9.90	1.97
Class R	1,000.00	1,000.00	1,031.80	1,017.26	3.04	7.73	1.54
Class Z	1,000.00	1,000.00	1,082.52	1,020.09	5.04	4.89	0.97

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Marsico Growth Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

The fund invests all of its investable assets in Columbia Marsico Growth Master Portfolio. Information provided is for the Columbia Marsico Growth Master Portfolio.

Top 10 holdings
1	UnitedHealth Group, Inc.	6.1%
2	Genetech, Inc.	4.4%
3	Lowe's Companies, Inc.	4.0%
4	UBS AG	3.8%
5	FedEx Corp.	3.6%
6	Burlington Northern Santa Fe Corp.	3.4%
7	Lehman Brothers Holdings, Inc.	3.3%
8	Proctor and Gamble Co.	3.1%
9	Caterpillar, Inc.	2.9%
10	QUALCOMM, Inc.	2.8%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Marsico Growth Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since inception	NAV**	MOP*
(12/31/97 through 03/31/06)	8.61%	7.84%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Growth Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C, Class R and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Marsico Growth Fund - A without sales charge

  Columbia Marsico Growth Fund - A with sales charge

  S&P 500 Index

Total return (as of 03/31/06)

	A		B		C		R+^	Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	12/31/97		12/31/97		12/31/97		01/23/06	12/31/97
1 year performance	14.61%	8.02%	13.72%	8.72%	13.77%	12.77%	14.38%	14.90%
Average annual returns
5 years	5.60%	4.36%	4.81%	4.47%	4.81%	4.81%	5.56%	5.86%
Since inception	8.61%	7.84%	7.83%	7.83%	7.86%	7.86%	8.59%	8.81%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+The returns for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by the fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees.  Class R shares are sold at net asset value.  Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary.  All results shown assume reinvestment of distributions.  Please see the fund's prospectus for details.  Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Large Cap Core Fund

(formerly Nations Strategic Growth Fund)

Portfolio Managers' commentary*

Investment Objective

The fund seeks long-term growth of capital.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Large Cap Core Fund's class A shares provided shareholders with a total return of 12.19% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following commentary, the fund's managers share their views on Columbia Large Cap Core Fund's performance for the 12-month period ended March 31, 2006.

Please describe the fund's investment style and philosophy.

Columbia Large Cap Core Fund seeks long-term capital growth and invests in a blend of large capitalization growth and value stocks. We employ an integrated approach to portfolio construction focusing on stock selection and risk management. Our stock selection process utilizes three independent sources of research: quantitative research, fundamental research, and the portfolio management team. We believe successful stock selection arises from limiting our pool of potential investments to stocks that score favorably within the combination of these research sources. We then construct a portfolio allocating our risk budget to specific stock positions. Generally the fund is constructed to be relatively sector (but not industry) neutral and carry a tracking error of two to four percent in relation to its benchmark, the S&P 500 Index.***

How did the fund perform during the past 12 months?

For the 12-month period that ended March 31, 2006, Columbia Large Cap Core Fund's class A shares provided shareholders with a total return of 12.19% without sales charge. The fund outperformed its benchmark, the S&P 500 Index, which returned 11.73%. The fund's return was lower than the 12.76% average return of its peer group, the Morningstar Large Blend Category.

What factors most influenced performance?****

Stock selection was the primary driver of the fund's return, especially within the consumer discretionary, materials, consumer staples, energy and

*The outlook for the fund may differ from that presented for other Columbia Management mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The S&P 500 Index is an index of 500 widely held common stocks Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Large Cap Core Fund

Portfolio Managers' commentary (continued)

telecommunications services sectors. The fund's top performer was MEMC Electronic Materials, Inc., in the technology sector, with a return of 140% during the period. The company, which manufactures semiconductor chips as well as equipment for the solar energy industry, benefited from increased interest in alternative energy sources. That same trend drove Arch Coal, Inc., in the energy sector, to a 76% gain. Also in the energy sector, Schlumberger Ltd., the world's largest oilfield services company, enjoyed strong profit growth as energy producers continued to spend on increased oil and gas output in North America. Vulcan Materials Co., which produces construction materials, also enjoyed strong gains. The company increased production and transportation capacity to meet strong market growth and demand along the US Gulf Coast. Finally, cell phone maker Nokia's stock price jumped as the company offered an upbeat outlook on earnings based on strong subscriber demand.

What investment decisions proved unfavorable to fund performance?

While many of the fund's technology holdings enjoyed strong gains, both Intel and Dell, Inc. were disappointments. Intel Corp., a leading supplier of semiconductor chips, continued to lose market share, and its shares lost 15% for the period. Dell tumbled when it missed analysts' second quarter 2005 estimates. Later in the year, the stock took another hit when announcing results for third quarter revenues. After a 21% loss, the stock was sold during the period. In the health care sector, Johnson & Johnson and Abbott Laboratories came under pressure along with many other large pharmaceutical companies as investors expressed their concerns about patent protection issues and future new product growth. HCA, Inc., a major hospital corporation, was also a source of disappointment for the fund during the period. The stock declined on lowered revenue and earnings expectations.

How have you positioned the fund to reflect your outlook for the period ahead?

Our management team, drawing on its three independent sources of research, plans to focus on companies with strong balance sheets, positive growth opportunities, attractive valuations and strong management. We believe that this approach, combined with disciplined portfolio construction, positions the portfolio to take advantage of opportunities for the upcoming year.

Brian Condon has co-managed Columbia Large Cap Core Fund since July 2004. He is affiliated with Columbia Management, the primary investment management division of Bank of America Corporation. Banc of America Capital Management, LLC, investment advisor to the fund, is part of Columbia Management and a wholly-owned subsidiary of Bank of America Corporation.

Craig Leopold has co-managed the fund since July 2004. He is affiliated with Columbia Management, the primary investment management division of Bank of America Corporation. Banc of America Capital Management, LLC, investment advisor to the fund, is part of Columbia Management and a wholly-owned subsidiary of Bank of America Corporation.

Columbia Large Cap Core Fund

Portfolio Managers' commentary (continued)

George Maris has co-managed the fund since November 2004. He is affiliated with Columbia Management, the primary investment management division of Bank of America Corporation. Banc of America Capital Management, LLC, investment advisor to the fund, is part of Columbia Management and a wholly-owned subsidiary of Bank of America Corporation.

Robert McConnaughey has co-managed the fund since July 2004. He is affiliated with Columbia Management, the primary investment management division of Bank of America Corporation. Banc of America Capital Management, LLC, investment advisor to the fund, is part of Columbia Management and a wholly-owned subsidiary of Bank of America Corporation.

Colin Moore has co-managed the fund since July 2004. He is affiliated with Columbia Management, the primary investment management division of Bank of America Corporation. Banc of America Capital Management, LLC, investment advisor to the fund, is part of Columbia Management and a wholly-owned subsidiary of Bank of America Corporation.

Peter Santoro has co-managed the fund since July 2004. He is affiliated with Columbia Management, the primary investment management division of Bank of America Corporation. Banc of America Capital Management, LLC, investment advisor to the fund, is part of Columbia Management and a wholly-owned subsidiary of Bank of America Corporation.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Columbia Large Cap Core Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,063.38	1,019.80	5.30	5.19	1.03
Class B	1,000.00	1,000.00	1,059.69	1,016.06	9.14	8.95	1.78
Class C	1,000.00	1,000.00	1,058.79	1,016.06	9.14	8.95	1.78
Class Z	1,000.00	1,000.00	1,064.82	1,021.04	4.02	3.93	0.78

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Large Cap Core Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

The fund invests all of its investable assets in Columbia Large Cap Core Master Portfolio. Information provided is for the Columbia Large Cap Core Master Portfolio.

Top 10 holdings
1	Citigroup, Inc.	3.4%
2	Exxon Mobil Corp.	2.4%
3	Johnson & Johnson	2.2%
4	International Business Machines Corp.	2.1%
5	JPMorgan Chase & Co.	2.0%
6	Coca-Cola Co.	2.0%
7	Pfizer, Inc.	1.8%
8	PepsiCo, Inc.	1.8%
9	Wachovia Corp.	1.7%
10	Hartford Financial Services Group, Inc.	1.6%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Large Cap Core Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since Inception	NAV**	MOP*
(10/02/98 through 03/31/06)	4.48%	3.66%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Core Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Large Cap Core Fund - A without sales charge

  Columbia Large Cap Core Fund - A with sales charge

  S&P 500 Index

Total return (as of 03/31/06)

	A		B		C		Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	10/02/98		08/02/99		08/02/99		10/02/98
1 year performance	12.19%	5.76%	11.33%	6.33%	11.34%	10.34%	12.50%
Average annual returns
5 years	1.89%	0.69%	1.09%	0.71%	1.07%	1.07%	2.10%
Since inception	4.48%	3.66%	3.77%	3.77%	3.77%	3.77%	4.66%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Return for Class B shares reflect a CDSC of 5.00%, in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

Class A, Class B and Class C shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Class Z shares, which do not have any 12b-1 or shareholder servicing fees. If Class A, Class B and Class C shares 12b-1 or shareholder servicing fees had been reflected, total returns would have been lower.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Marsico Focused Equities Fund

(formerly Nations Marsico Focused Equities Fund)

Portfolio Manager's commentary*

Investment Objective

The fund seeks long-term growth of capital.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Marsico Focused Equities Fund's class A shares provided shareholders with a total return of 19.41% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's portfolio manager shares his views on Columbia Marsico Focused Equities Fund's performance for the 12-month period ended March 31, 2006.

Please describe the fund's investment style and philosophy.

The fund, which is non-diversified, generally holds a core position of between 20 to 30 common stocks that are selected for their long-term growth potential. The investments will mostly consist of equity securities of large capitalization companies with market capitalizations of $4 billion or more. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, reasonable valuations in the context of projected growth rates and other indications that a company or security may be an attractive investment prospect.

How did the fund perform during the past 12 months?

For the 12-month period ended March 31, 2006, Columbia Marsico Focused Equities Fund's class A shares returned 19.41% without sales charge, compared with a return of 11.73% for its benchmark, the S&P 500 Index.*** The fund's return was higher than the 15.28% average return of its peer group, the Morningstar Large Growth Category.

What economic and market factors most influenced performance?

U.S. large-cap stocks moved higher over the past 12 months, weathering a variety of challenges, including higher oil prices, interest rate and inflation concerns, Gulf Coast hurricanes and numerous geopolitical tensions. For the reporting period as a whole, large-cap stocks seemed to take heart from generally strong corporate

*The outlook for the fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The S&P 500 Index is an index of 500 widely held common stocks Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Columbia Marsico Focused Equities Fund

Portfolio Manager's commentary (continued)

earnings, as well as positive factors such as improved labor markets, healthy consumer discretionary spending levels, resilient housing markets, continued signs of strong U.S. economic growth and relatively benign interest rates and inflation.

What investment decisions proved favorable to fund performance?****

During the period, the fund emphasized investments in the diversified financials industry within the financials sector. This aided the fund's return as the industry was among the strongest performing areas of the S&P 500 Index. Stock selection in diversified financials was a further positive contributor to the fund's results. Specifically, Chicago Mercantile Exchange Holdings, Inc., Goldman Sachs Group, Inc. and UBS AG were among the better-performing individual holdings, with returns of 132%, 44% and 35%, respectively.

Stock selection in the information technology sector also aided performance. Google, Inc. and QUALCOMM, Inc. posted returns of 121% and 39%, respectively. Google was sold during the period.

Throughout the period, the fund maintained a significant position in biotechnology company Genentech, Inc. Genentech posted a return of 49% during the period and was the largest individual contributor to performance.

Stock selection and positioning in the industrials sector was another area of strength. Within industrials, the fund maintained, on average, an overweight allocation in transportation during the reporting period, which was a significant, positive contributor to performance. Transportation was among the best-performing industries in the S&P 500 Index, gaining more than 25%. Furthermore, the fund's individual holdings in the transportation industry performed well in aggregate. FedEx Corp. and railroad operator Burlington Northern Santa Fe Corp. had returns of 21% and 54%, respectively. In addition, Caterpillar, Inc., which is classified as a capital goods company, rose 60%.

What investment decisions proved unfavorable to fund performance?

Energy was a strong-performing area of the market, gaining nearly 22% in the S&P 500 Index. However, the fund had little exposure to energy, which was a significant detractor from performance during the year. Additionally, the fund's position in Exxon Mobil Corp. posted a return of negative 15% prior to being sold.

In aggregate, stock selection in the health care equipment and services industry also had a material, negative impact on performance. Medical device companies Zimmer Holdings, Inc. and Medtronic, Inc. posted returns of negative 13% and negative 10%, respectively.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Marsico Capital Management, LLC.

Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly-owned subsidiary of Bank of America, N.A.

Columbia Marsico Focused Equities Fund

Portfolio Manager's commentary (continued)

How have you positioned the fund for the period ahead?

As of March 31, 2006, the fund's primary sector allocations were in consumer discretionary, financials, health care and industrials. The fund had little or no investments in materials, telecommunications services and utilities.

Thomas F. Marsico has managed Columbia Marsico Focused Equities Fund since December 1997 and is Chief Executive Officer of Marsico Capital Management, LLC, investment sub-advisor to the fund.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund normally invests in a core portfolio of 20-30 common stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to a greater risk than a fund that is more fully diversified. The fund may invest up to 25% of its assets in foreign securities.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Columbia Marsico Focused Equities Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,089.30	1,018.80	6.41	6.19	1.23
Class B	1,000.00	1,000.00	1,085.02	1,015.06	10.29	9.95	1.98
Class C	1,000.00	1,000.00	1,085.32	1,015.06	10.29	9.95	1.98
Class Z	1,000.00	1,000.00	1,090.50	1,020.04	5.11	4.94	0.98

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Marsico Focused Equities Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

The fund invests all of its investable assets in Columbia Marsico Focused Equities Master Portfolio. Information provided is for the Columbia Marsico Focused Equities Master Portfolio.

Top 10 holdings
1	UnitedHealth Group, Inc.	7.3%
2	Genetech, Inc.	5.5%
3	Goldman Sachs Group, Inc.	5.3%
4	UBS AG	4.8%
5	Lowe's Companies, Inc.	4.6%
6	FedEx Corp.	4.5%
7	Proctor and Gamble Co.	4.0%
8	Motorola, Inc.	3.6%
9	Caterpillar, Inc.	3.6%
10	SLM Corp.	3.4%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Marsico Focused Equities Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since Inception	NAV**	MOP*
(12/31/97 through 03/31/06)	9.72%	8.94%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Focused Equities Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Marsico Focused
Equities Fund - A without sales charge

  Columbia Marsico Focused
Equities Fund - A with sales charge

  S&P 500 Index

Total return (as of 03/31/06)

	A		B		C		Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	12/31/97		12/31/97		12/31/97		12/31/97
1 year performance	19.41%	12.53%	18.51%	13.51%	18.52%	17.52%	19.70%
Average annual returns
5 years	6.63%	5.38%	5.83%	5.51%	5.82%	5.82%	6.89%
Since inception	9.72%	8.94%	8.95%	8.95%	8.99%	8.99%	9.94%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Marsico Mid Cap Growth Fund

(formerly Nations Marsico MidCap Growth Fund)

Portfolio Manager's commentary*

Investment Objective

The fund seeks long-term capital growth by investing primarily in equity securities.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Marsico Mid Cap Growth Fund's class A shares provided shareholders with a total return of 27.03% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

The Board of Trustees approved a proposal to merge Columbia Marsico Mid Cap Growth Fund into Columbia Mid Cap Growth Fund. The merger, which is subject to approval by shareholders of the Funds and the satisfaction of certain other conditions, is expected to be completed in the third quarter of 2006.

In the following interview, the fund's portfolio manager shares his views on Columbia Marsico Mid Cap Growth Fund's performance for the 12-month period ended March 31, 2006.

Please describe the fund's investment style and philosophy.

Under normal circumstances, the fund will invest at least 80% of its assets in US companies whose market capitalizations are within the range of companies within the Russell Midcap Growth Index at the time of initial purchase. Generally, the fund holds 35 to 50 securities allocated across a variety of economic sectors and industries. The fund may invest up to 15% of its assets in foreign securities and up to 10% in non-equity securities. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, reasonable valuations in the context of projected growth rates, and other indications that a company or security may be an attractive investment prospect.

How did the fund perform during the past 12 months?

For the 12-month period ended March 31, 2006, Columbia Marsico Mid Cap Growth Fund's class A shares returned 27.03% without sales charge. It outperformed its benchmark, the Russell Midcap Growth Index***, which returned 22.68%. The fund also did better than the average return of the Morningstar Midcap Growth Category, which was 23.34%.

What economic and market factors most influenced performance?

U.S. mid-cap stocks posted strong gains over the past 12 months, weathering a variety of challenges, including higher oil prices, interest rate and inflation

*The outlook for the fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell Midcap Growth Index measures the performance of those securities in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Columbia Marsico Mid Cap Growth Fund

Portfolio Manager's commentary (continued)

concerns, Gulf Coast hurricanes, and numerous geopolitical tensions, in the process. For the reporting period as a whole, U.S. equities seemed to take heart in generally strong corporate earnings, as well as positive factors such as improved labor markets, healthy consumer discretionary spending levels, resilient housing markets, continued signs of strong U.S. economic growth, and relatively benign interest rates and inflation. Mid-cap companies posted better results than large-cap companies, especially in the materials, industrials, information technology and health care sectors.

What investment decisions proved favorable to fund performance?****

Stock selection in the industrials, consumer discretionary and information technology sectors had a positive impact on fund performance. In fact, the fund's gains from these and other selected top-performers were so strong that they more than offset the impact of an underweight in three of the best-performing sectors of the benchmark index for the period — telecommunications services, materials and energy.

In the industrials sector, the fund was overweight in the transportation and capital goods industries relative to its index, which was a significant aid to performance. The fund's industrials positions, in aggregate, posted a return of 61%. Top performers included Expeditors International of Washington, Inc., Joy Global, Inc., and Precision Castparts Corp., which posted returns of 62%, 56% and 37%, respectively, for the fund.

In the consumer discretionary sector, casino positions Las Vegas Sands Corp. and Station Casinos, Inc. performed well, as did restaurant operator Cheesecake Factory, Inc. and retailer Nordstrom, Inc.. While the fund emphasized investments in consumer services companies, it had little exposure to media-related companies. This helped the fund's performance, as the media industry posted a return of negative 5% in the benchmark index.

In the information technology sector, overall performance was strong. Google, Inc., Broadcom Corp. and QUALCOMM, Inc. were among the fund's best performers, with returns of 79%, 53% and 39%, respectively, for the fund. Google was sold prior to the end of the period.

Elsewhere in the fund, Amylin Pharmaceuticals was the strongest performing individual position, posting a return of 144%. Amylin was one of the fund's largest positions as of March 31, 2006 and, therefore, was a large contributor to the fund's performance.

What investment decisions proved unfavorable to fund performance?

Although Chicago Mercantile Exchange Holdings, Inc., Jefferies Group, Inc. and Investors Financial Services Corp. were stand-out performers in the financials sector, the fund's sector return lagged the index return. It was dragged down by First Marblehead, a private college student loan provider, which returned negative 54% before it was sold, and UCBH Holdings, Inc., which returned negative 5%. A decision

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Marsico Capital Management, LLC.

Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly-owned subsidiary of Bank of America, N.A.

Columbia Marsico Mid Cap Growth Fund

Portfolio Manager's commentary (continued)

to overweight the banking industry also detracted from relative performance as banking-related companies lagged the sector's overall return.

The fund also lost ground as several health care equipment and services companies delivered negative returns, including Foxhollow Technologies, Zimmer Holdings, Inc. and Amerigroup with returns of negative 32%, negative 15% and negative 3%, respectively, for the fund. (All three positions were sold from the fund prior to March 31, 2006.)

How have you positioned the fund to reflect your outlook for the period ahead?

As of March 31, 2006, the fund emphasized the consumer discretionary, financials, industrials and health care sector. The fund had little or no exposure to utilities and materials stocks.

Corydon J. Gilchrist has managed Columbia Marsico Mid Cap Growth Fund since November 2004. He is affiliated with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Columbia Marsico Mid Cap Growth Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,175.72	1,019.15	6.29	5.84	1.16
Class B	1,000.00	1,000.00	1,170.68	1,015.41	10.34	9.60	1.91
Class C	1,000.00	1,000.00	1,170.48	1,015.41	10.34	9.60	1.91
Class Z	1,000.00	1,000.00	1,176.02	1,020.39	4.94	4.58	0.91

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Marsico Mid Cap Growth Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	Amylin Pharmaceuticals, Inc.	6.2%
2	Las Vegas Sands Corp.	5.5%
3	Station Casinos, Inc.	5.2%
4	Joy Global, Inc.	4.0%
5	Chicago Mercantile Exchange Holdings, Inc.	3.8%
6	Precision Castparts Corp.	3.7%
7	Jeffries Group, Inc.	3.5%
8	Wynn Resorts Ltd.	3.5%
9	Cheesecake Factory, Inc.	3.5%
10	McDermott International, Inc.	3.3%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Marsico Mid Cap Growth Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	7.00%	6.37%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund over the last 10 years. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those securities in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Marsico Mid Cap Growth Fund - A without sales charge

  Columbia Marsico Mid Cap Growth Fund - A with sales charge

  Russell Midcap Growth Index

Total return (as of 03/31/06)

	A		B		C		Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	12/10/92		06/07/93		12/18/92		12/04/92
1 year performance	27.03%	19.73%	25.72%	20.72%	25.76%	24.76%	27.33%
Average annual returns
5 years	1.17%	–0.01%	0.35%	–0.04%	0.35%	0.35%	1.42%
10 years	7.00%	6.37%	6.17%	6.17%	6.24%	6.24%	7.27%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Marsico 21st Century Fund

(formerly Nations Marsico 21st Century Fund)

Portfolio Manager's commentary*

Investment Objective

The fund seeks long-term growth of capital.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Marsico 21st Century Fund's class A shares provided shareholders with a total return of 28.04% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

In the following interview, the fund's portfolio manager shares his views on Columbia Marsico 21st Century Fund's performance for the 12-month period ended March 31, 2006.

Please describe the fund's investment style and philosophy.

The fund is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, reasonable valuations in the context of projected growth rates and other indications that a company or security may be an attractive investment prospect.

How did the fund perform during the past 12 months?

For the 12-month period ended March 31, 2006, the Columbia Marsico 21st Century Fund's class A shares returned 28.04% without sales charge. That was significantly higher than the 14.28% return of its benchmark, the Russell 3000 Index.*** The fund's return was also higher than the average return of its peer group, the Morningstar Large Growth Category, which was 15.28%.

What economic and market factors most influenced performance?

U.S. equities posted relatively strong gains over the past 12 months, weathering a variety of challenges, including higher oil prices, interest rate and inflation concerns, Gulf Coast hurricanes, and numerous geopolitical tensions, in the process. For the reporting period as a whole, U.S. equities seemed to take heart in generally strong corporate earnings as well as positive factors such as improved

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell 3000 Index tracks the performance of 3000 of the largest U.S. companies, based on market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Columbia Marsico 21st Century Fund

Portfolio Manager's commentary (continued)

labor markets, healthy consumer discretionary spending levels, resilient housing markets, continued signs of strong U.S. economic growth and relatively benign interest rates and inflation.

What investment decisions proved favorable to fund performance?****

Stock selection in the industrials, health care and consumer discretionary sectors plus several sector allocation decisions drove the fund's strong performance for the period. In the industrials sector, where the fund's exposure was higher than the index, the fund's positions posted an overall return of 47%. Industrials holdings Burlington Northern Santa Fe Corp., Caterpillar, Inc. and Expeditors International of Washington, Inc. returned 65%, 60% and 37% for the fund, respectively. Expeditors International was sold before the end of the period. Within industrials, an overweight in transportation also aided the fund's return as the industry was among the strongest performing areas of the Russell 3000 Index, with a return of 31%.

Stock selection in the pharmaceuticals and biotechnology industries more than offset disappointments from health care equipment and services companies. Amylin Pharmaceuticals, Inc. was the fund's best performing individual position, returning 162% for the period. Amylin was one of the fund's largest positions as of March 31, 2006, and, therefore, was a large contributor to the fund's performance. In biotechnology, Genentech, Inc. returned 49% for the fund.

Stock selection in the consumer discretionary sector buoyed annual results as casino positions Las Vegas Sands Corp. and Station Casinos, Inc. performed well, as did restaurant operator Cheesecake Factory, Inc.. While the fund emphasized investments in consumer services companies, it had little exposure to media-related companies. This helped the fund's performance, as the media industry posted a return of negative 7% in the benchmark index.

Information technology companies Google, Inc. and QUALCOMM, Inc. generated strong returns for the fund. Google was sold before the end of the period.

What investment decisions proved unfavorable to fund performance?

Several of the fund's financial positions posted negative results. A position in private college student loan provider First Marblehead declined sharply, returning negative 54% before it was sold. In addition, the fund's holdings in banks and real estate companies had a negative impact on performance. UCBH Holdings, Inc., ICICI Bank Ltd. and South Financial Group returned negative 5%, negative 12% and negative 11% for the fund. South Financial Group was sold from the fund in the period.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Marsico Capital Management, LLC.

Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly-owned subsidiary of Bank of America, N.A.

Columbia Marsico 21st Century Fund

Portfolio Manager's commentary (continued)

The fund's homebuilder-related positions also struggled, including Toll Brothers, Inc., which returned negative 12% for the fund before the stock was sold.

How have you positioned the fund to reflect your outlook for the period ahead?

As of March 31, 2006, the fund emphasized the financials, industrials, consumer discretionary and health care sectors. The fund had little or no exposure to telecommunications services, utilities and materials stocks.

Corydon J. Gilchrist has managed Columbia Marsico 21st Century Fund since February 2003. He is affiliated with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Columbia Marsico 21st Century Fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

The fund may invest without limit in foreign securities. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Columbia Marsico 21st Century Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,190.58	1,018.35	7.21	6.64	1.32
Class B	1,000.00	1,000.00	1,186.29	1,014.61	11.28	10.40	2.07
Class C	1,000.00	1,000.00	1,186.29	1,014.61	11.28	10.40	2.07
Class R	1,000.00	1,000.00	1,083.80	1,016.80	3.30	8.20	1.63
Class Z	1,000.00	1,000.00	1,191.32	1,019.60	5.85	5.39	1.07

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Marsico 21st Century Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	Amylin Pharmaceuticals, Inc.	6.3%
2	Las Vegas Sands Corp.	5.1%
3	Station Casinos, Inc.	4.5%
4	UBS AG	4.3%
5	UnitedHealth Group, Inc.	3.8%
6	FedEx Corp.	3.3%
7	Wynn Resorts Ltd.	2.9%
8	Burlington Northern Santa Fe Corp.	2.9%
9	Motorola, Inc.	2.7%
10	St. Joe Co.	2.6%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Marsico 21st Century Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since inception	NAV**	MOP*
(04/10/00 through 03/31/06)	5.26%	4.23%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico 21st Century Fund from the inception of the share class. The Russell 3000 Index tracks the performance of 3000 of the largest US companies, based on market capitalization. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C, Class R and Class Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Marsico 21st Century Fund - A without sales charge

  Columbia Marsico 21st Century Fund - A with sales charge

  Russell 3000 Index

Total return (as of 03/31/06)

	A		B		C		R+^	Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	04/10/00		04/10/00		04/10/00		01/23/06	04/10/00
1 year performance	28.04%	20.65%	27.10%	22.10%	27.10%	26.10%	27.94%	28.33%
Average annual returns
5 years	14.28%	12.92%	13.42%	13.18%	13.42%	13.42%	14.26%	14.56%
Since inception	5.26%	4.23%	4.48%	4.34%	4.48%	4.48%	5.25%	5.53%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

+The return for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by they fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Small Cap Growth Fund II

(formerly Nations Small Company Fund)

Portfolio Managers' commentary*

Investment Objective

The fund seeks long-term capital growth by investing primarily in equity securities.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Small Cap Growth Fund II's class A shares provided shareholders with a total return of 30.90% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for most recent daily and month-end performance updates.

In the following interview, the fund's portfolio managers share their views on Columbia Small Cap Growth Fund II's performance for the 12-month period ended March 31, 2006.

Please describe the fund's investment style and philosophy.

We believe the fund has the potential to achieve above-average returns by investing in small-cap companies with long-term growth potential using an active approch to investment management, based on fundamental research. Our goal is to structure a high-quality portfolio through a well-defined investment process that pays attention to both valuation and risk.

In selecting securities for the portfolio, we focus on companies with steady growth prospects, successful business models and attractive valuations. Individual security weights are based on our level of conviction and outlook for a company's growth prospects, sustainability of growth, valuation and liquidity, as well as the overall risk management of the portfolio.

How did the fund perform during the past 12 months?

For the 12-month period ended March 31, 2006, the Columbia Small Cap Growth Fund II's class A shares returned 30.90% without sales charge, compared with a return of 27.84% for its benchmark, the Russell 2000 Growth Index.*** The fund also did better than the average return of its peer group, the Morningstar Small-Growth Category, which was 25.65%.

What economic and market factors most influenced performance?

The Federal Reserve Board maintained its vigilance in fighting inflation by raising interest rates. And, the American consumer had to deal with the continued rise in commodity prices, notably oil and gas, and their real or perceived impact on personal spending patterns. Geopolitical conflict continued in numerous locations around the world. Challenges aside, we remained focused on providing the long-term returns for our shareholders, and that practice remains a constant in our investment process regardless of economic and market factors. We stay focused on the long term.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Russell 2000 Growth Index measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Columbia Small Cap Growth Fund II

Portfolio Managers' commentary (continued)

What investment decisions proved favorable to fund performance?****

Information technology and industrial holdings were the largest positive contributors to the fund's performance during the period. In the information technology sector, stock selection in the electronic equipment & instruments industry lead the way. Niche electronic manufacturer Plexus Corp was the main positive contributor as the company reported record earnings resulting from strong end market demand, pricing power and new customers. Itron, a leading automated meter-reading company also generated positive gains. The company's business continued to benefit as water, gas and electric utilities upgrade their meter systems and software to make them more competitive. Finally, TTM Technologies, Inc., a leading printed circuit board maker, had positive gains as the company continues to experience stable demand and improved pricing in its end markets.

Within the industrials sector, performance was helped by airfreight and logistics provider UTI Worldwide, Inc., which posted solid results and saw strong global demand for its services throughout the year. HUB Group, Inc., a full service transportation and logistics provider, also powered ahead on continued strong demand and positive industry fundamentals.

In health care, several biotechnology and service related-names did well. And in the financial sector, the fund's focus on capital market and asset management-related stocks did well.

What investment decisions proved unfavorable to fund performance?

Stock selection in hotels, restaurants and leisure in the consumer discretionary sector and within consumer staples detracted from performance. Within the consumer discretionary sector, BlueGreen Corp., a marketer and developer of residential and resort properties, declined after reporting earnings that reflected an increase in expenses, lower margins and lower-than-expected results in its timeshare business. Lions Gate Entertainment Corp. also suffered a decline. Within consumer staples, the fund lost ground because it didn't own stocks that rose strongly during the period.

Within the energy sector, the fund enjoyed solid returns and stock selection helped us identify strong performers among service and refining stocks. However, the fund was underweight in exploration and production stocks, which led the sector, and the underweight detracted from performance.

How have you positioned the fund to reflect your outlook for the period ahead?

Looking forward, we continue to maintain a positive outlook on both the market and small cap stocks. Generally, corporate balance sheets are healthy and merger and acquisition activity is robust. Additionally, we believe global and domestic economies look strong going into the first half of the year and earnings have the potential to look good. We remain focused on the long term and our goal, which is to provide strong long-term results.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

Columbia Small Cap Growth Fund II

Portfolio Managers' commentary (continued)

Daniel Cole has co-managed Columbia Small Cap Growth Fund II since September 2001. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Paul Berlinguet has co-managed the fund since December 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Daniele Donahoe has co-managed the fund since December 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Jon Michael Morgan has co-managed the fund since December 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Clifford Siverd has co-managed the fund since December 2005. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the fund. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Columbia Small Cap Growth Fund II

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Distributors, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,181.90	1,018.80	6.69	6.19	1.23
Class B	1,000.00	1,000.00	1,176.81	1,015.06	10.75	9.95	1.98
Class C	1,000.00	1,000.00	1,177.71	1,015.06	10.75	9.95	1.98
Class Z	1,000.00	1,000.00	1,182.80	1,020.04	5.33	4.94	0.98

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Columbia Small Cap Growth Fund II

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

The fund invests all of its investable assets in Columbia Small Cap Growth Master Portfolio II. Information provided is for the Columbia Small Cap Growth Master Portfolio II.

Top 10 holdings
1	Wabtec Corp.	2.1%
2	Itron, Inc.	2.0%
3	General Cable Corp.	1.8%
4	Affiliated Managers Group	1.8%
5	Silicon Laboratories, Inc.	1.7%
6	Superior Energy Services, Inc.	1.7%
7	Frontier Oil Corp.	1.6%
8	HUB Group, Inc.	1.6%
9	Plexus Corp.	1.5%
10	Isle of Capris Casinos, Inc.	1.4%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund invests.

Columbia Small Cap Growth Fund II

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/1996 through 03/31/06)	9.41%	8.75%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund II over the last 10 years. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C and Class Z shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Small Cap Growth Fund II - A without sales charge

  Columbia Small Cap Growth Fund II - A with sales charge

  Russell 2000 Growth Index

Total return (as of 03/31/06)

	A		B		C		Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	12/12/95		12/12/95		09/22/97		12/12/95
1 year performance	30.90%	23.36%	29.92%	24.92%	29.93%	28.93%	31.26%
Average annual returns
5 years	7.83%	6.57%	7.01%	6.71%	7.02%	7.02%	8.11%
10 years/Life	9.41%	8.75%	8.62%	8.62%	5.52%	5.52%	9.69%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Columbia Convertible Securities Fund

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Convertible bonds — 70.1%
	Consumer discretionary — 12.0%
	Hotels, restaurants & leisure — 4.5%
3,680,000	Caesars Entertainment, Inc. 4.600% 04/15/24(a)	4,942,240
	Fairmont Hotels & Resorts, Inc.
5,964,000	3.750% 12/01/23(b)	7,052,430
5,803,000	3.750% 12/01/23	6,862,048
11,320,000	Four Seasons Hotels & Resorts 1.875% 07/30/24	10,725,700
14,803,000	Hilton Hotels Corp. 3.375% 04/15/23	17,967,141
9,143,000	Scientific Games Corp. 0.750% 12/01/24(b)	11,680,182
		59,229,741
	Internet & catalog retail — 1.6%
21,673,000	Amazon.com, Inc. 4.750% 02/01/09	20,616,441
	Media — 4.3%
9,010,000	EchoStar Communications Corp. 5.750% 05/15/08	8,897,375
14,795,000	Lamar Advertising Co. 2.875% 12/31/10	17,106,719
	Lions Gate Entertainment Corp.
1,630,000	2.938% 10/15/24	1,640,188
3,856,000	2.938% 10/15/24(b)	3,880,100
2,960,000	3.625% 03/15/25(b)	2,767,600
2,905,000	3.625% 03/15/25	2,716,175
5,000,000	Playboy Enterprises, Inc. 3.000% 03/15/25(b)	5,031,250
12,835,000	Walt Disney Co. 2.125% 04/15/23	13,781,581
		55,820,988
	Specialty retail — 1.6%
	CSK Auto Corp.
1,672,000	3.375% 08/15/25	1,534,060
2,987,000	3.375% 08/15/25(b)	2,740,573
1,990,000	4.625% 12/15/25(b)	1,955,175
2,940,000	Men's Wearhouse, Inc., 3.125% 10/15/23	3,891,825
9,950,000	United Auto Group, Inc. 3.500% 04/01/26(b)	10,733,562
		20,855,195
		156,522,365
	Consumer staples — 0.5%
	Household products — 0.5%
4,915,000	Church & Dwight 5.250% 08/15/33(b)	6,407,931

Par ($)		Value ($)
	Energy — 4.7%
	Energy equipment & services — 3.5%
6,967,000	Halliburton Co. 3.125% 07/15/23	13,768,534
2,460,000	Hanover Compress Co. 4.750% 01/15/14	3,376,350
995,000	Maverick Tube Corp. 1.875% 11/15/25(b)	1,431,556
	Pride International, Inc.
5,513,000	3.250% 05/01/33(b)	7,332,290
1,880,000	3.250% 05/01/33	2,500,400
10,743,000	Schlumberger Ltd. 2.125% 06/01/23	17,537,947
		45,947,077
	Oil, gas & consumable fuels — 1.2%
1,987,000	Cheniere Energy, Inc. 2.250% 08/01/12(b)	2,553,295
3,231,000	Chesapeake Energy Corp. 2.750% 11/15/35(b)	3,445,054
	OMI Corp.
6,997,000	2.875% 12/01/24(b)	6,297,300
3,460,000	2.875% 12/01/24	3,114,000
		15,409,649
		61,356,726
	Financials — 4.3%
	Commercial banks — 0.4%
4,820,000	Wells Fargo & Co. 4.430% 05/01/33(a)	4,791,080
	Consumer finance — 1.1%
14,385,000	American Express Co. 1.850% 12/01/33(b)	14,906,456
	Diversified financial services — 0.7%
8,955,000	CapitalSource, Inc. 3.500% 07/15/34(b)	9,033,356
	Insurance — 0.9%
3,488,000	American Equity Investment Life Insurance Co. 5.250% 12/06/24(b)	4,355,640
6,665,000	Conseco, Inc. 3.500% 09/30/35(b)(c) (0.000% 09/30/10)	7,314,838
		11,670,478
	Real estate — 1.2%
12,052,000	Host Marriott Corp. 3.250% 04/15/24(b)	15,532,015
		55,933,385

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Health care — 20.5%
	Biotechnology — 5.2%
	Amgen, Inc.
1,988,000	0.125% 02/01/11(b)	2,002,910
1,988,000	0.375% 02/01/13(b)	2,007,880
5,965,000	Amylin Pharmaceuticals 2.500% 04/15/11(b)	9,066,800
737,000	BioMarin Pharmaceuticals, Inc. 2.500% 03/29/13	770,165
7,820,000	Cubist Pharmaceuticals 5.500% 11/01/08	7,556,075
2,500,000	Dov Pharmaceutical, Inc. 2.500% 01/15/25(b)	2,331,250
	Icos Corp.
9,880,000	2.000% 07/01/23(b)	7,817,550
2,880,000	2.000% 07/01/23	2,278,800
	Invitrogen Corp.
8,910,000	2.000% 08/01/23	10,057,162
6,700,000	2.250% 12/15/06	6,507,375
1,964,000	3.250% 06/15/25	1,900,170
3,346,000	Millennium Pharmaceuticals, Inc. 5.500% 01/15/07	3,304,175
	PDL BioPharma Inc.
982,000	2.000% 02/15/12	1,465,635
3,210,000	2.000% 02/15/12(b)	4,790,925
1,104,000	2.750% 08/16/23	1,869,900
4,400,000	Vertex Pharmaceuticals 5.000% 09/19/07	4,449,500
		68,176,272
	Health care equipment & supplies — 5.8%
14,920,000	Advanced Medical Optics, Inc. 2.500% 07/15/24(b)	16,169,550
5,875,000	Bausch & Lomb, Inc. 5.311% 08/01/23(a)	7,706,825
5,399,000	Cytyc Corp. 2.250% 03/15/24	5,932,151
7,955,000	Edwards Lifesciences Corp. 3.875% 05/15/33	7,915,225
15,532,000	Fisher Scientific International, Inc. 3.250% 03/01/24	16,677,485
13,618,000	Medtronic, Inc. 1.250% 09/15/21	13,498,843
7,368,000	St. Jude Medical, Inc. 2.800% 12/15/35	7,266,690
		75,166,769
	Health care providers & services — 5.3%
6,130,000	Apria Healthcare Group, Inc. 3.375% 09/01/33	5,915,450
12,880,000	Health Management Associates, Inc. 1.500% 08/01/23(b)	12,896,100
3,980,000	Henry Schein, Inc. 3.000% 08/15/34(b)	4,721,275

Par ($)		Value ($)
	Health care providers & services — (continued)
2,015,000	LifePoint Hospitals, Inc. 3.250% 08/15/25(b)	1,712,750
3,820,000	3.250% 08/15/25	3,247,000
12,890,000	Lincare Holdings, Inc. 3.000% 06/15/33(b)	12,390,512
	Manor Care, Inc.
982,000	2.125% 08/01/35	1,064,243
2,500,000	2.125% 08/01/35(b)	2,709,375
16,188,000	Omnicare, Inc. 3.250% 12/15/35	15,520,245
9,690,000	WebMD Corp. 1.750% 06/15/23	8,842,125
		69,019,075
	Pharmaceuticals — 4.2%
19,060,000	Sepracor, Inc. 5.000% 02/15/07	18,893,225
17,680,000	Teva Pharmaceutical Finance Co., BV 1.750% 02/01/26	17,481,100
2,455,000	Teva Pharmaceutical Finance LLC 0.250% 02/01/26	2,476,481
5,600,000	Watson Pharmaceuticals, Inc. 1.750% 03/15/23	5,152,000
9,925,000	Wyeth 4.239% 01/15/24(a)(b)	10,569,133
		54,571,939
		266,934,055
	Industrials — 5.8%
	Aerospace & defense — 2.7%
2,944,000	Ceradyne, Inc. 2.875% 12/15/35	3,267,840
	L-3 Communications Corp.
3,740,000	3.000% 08/01/35	3,842,850
11,095,000	3.000% 08/01/35(b)	11,400,113
13,594,000	Lockheed Martin Corp. 4.499% 08/15/33(a)	15,729,617
685,000	United Industrial Corp. 3.750% 09/15/24(b)	1,137,956
		35,378,376
	Airlines — 0.1%
1,958,000	ExpressJet Holdings, Inc. 4.250% 08/01/23	1,693,670
	Construction & engineering — 0.6%
4,830,000	Fluor Corp. 1.500% 02/15/24	7,564,988
	Electrical equipment — 0.8%
2,303,000	Medis Technologies Ltd. 6.000% 07/15/10(b)	3,057,232
10,860,000	Roper Industries, Inc. 1.481% 01/15/34	6,882,525
		9,939,757

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Industrial conglomerates — 0.2%
2,413,000	Tyco International Ltd. 3.125% 01/15/23(b)	3,082,608
	Road & rail — 1.1%
	Yellow Corp.
5,759,000	3.375% 11/25/23	6,406,887
5,935,000	5.000% 08/08/23	7,455,844
		13,862,731
	Trading companies & distributors — 0.3%
1,965,000	GATX Corp. 5.000% 08/15/23(b)	3,342,956
		74,865,086
	Information technology — 14.7%
	Communications equipment — 2.6%
5,910,000	Andrew Corp. 3.250% 08/15/13(b)	6,353,250
7,255,000	AT&T Corp. - Liberty Media Group 3.500% 01/15/31(b)	7,327,550
8,650,000	Liberty Media Corp. 3.500% 01/15/31	8,736,500
3,723,000	Powerwave Technologies, Inc. 1.875% 11/15/24	4,974,859
7,017,000	SafeNet, Inc. 2.500% 12/15/10(b)	6,411,784
		33,803,943
	Computers & peripherals — 0.5%
5,549,000	Hutchinson Technology, Inc. 3.250% 01/15/26	5,805,641
	Electronic equipment & instruments — 1.4%
1,961,000	Avnet, Inc. 2.000% 03/15/34	1,926,683
	Vishay Intertechnology, Inc.
9,880,000	3.625% 08/01/23(b)	9,867,650
6,670,000	3.625% 08/01/23	6,661,662
		18,455,995
	Internet software & services — 0.4%
4,975,000	CNET Networks, Inc. 0.750% 04/15/24(b)	5,111,813
	IT services — 3.5%
8,282,000	Ciber, Inc. 2.875% 12/15/23(b)	7,184,635
9,920,000	CSG Systems International, Inc. 2.500% 06/15/24(b)	9,858,000
11,910,000	DST Systems, Inc. 4.125% 08/15/23(b)	15,274,575
12,940,000	Electronic Data Systems Corp. 3.875% 07/15/23(b)	13,392,900
		45,710,110

Par ($)		Value ($)
	Semiconductors & semiconductor equipment — 3.0%
3,200,000	Agere Systems, Inc. 6.500% 12/15/09	3,152,000
2,990,000	ASM International NV 4.250% 12/06/11(b)	3,300,213
9,470,000	Fairchild Semiconductor Corp. 5.000% 11/01/08	9,351,625
12,923,000	Intel Corp. 2.950% 12/15/35(b)	11,081,472
2,982,000	ON Semiconductor Corp. 1.875% 12/15/25(b)	3,556,035
9,040,000	Skyworks Solutions, Inc. 4.750% 11/15/07	9,028,700
		39,470,045
	Software — 3.3%
6,874,000	Amdocs Ltd. 0.500% 03/15/24	6,813,852
10,232,000	BEA Systems, Inc. 4.000% 12/15/06	10,129,680
	Fair Isaac Corp.
3,955,000	1.500% 08/15/23(b)	4,152,750
4,900,000	1.500% 08/15/23	5,145,000
5,480,000	Open Solutions, Inc. 1.467% 02/02/35(b)(c) (0.000% 02/02/12)	3,233,200
11,420,000	Sybase, Inc. 1.750% 02/22/25(b)	11,434,275
1,980,000	Veritas Software Corp. 0.250% 08/01/13(b)	1,940,400
		42,849,157
		191,206,704
	Materials — 1.2%
	Containers & packaging — 1.2%
16,070,000	Sealed Air Corp. 3.000% 06/30/33(b)	15,748,600
	Telecommunication services — 4.8%
	Diversified telecommunication services — 0.8%
5,473,000	Commonwealth Telephone Enterprises, Inc. 3.250% 07/15/23	5,397,746
2,338,000	Liberty Media Corp. 4.000% 11/15/29	1,426,180
2,944,000	Time Warner Telecom, Inc. 2.375% 04/01/26	3,374,560
		10,198,486
	Wireless telecommunication services — 4.0%
	American Tower Corp.
2,510,000	3.000% 08/15/12(b)	3,956,388
9,790,000	3.000% 08/15/12	15,431,488
100,000	5.000% 02/15/10	99,000

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Wireless telecommunication services — (continued)
3,975,000	Logix Communications Enterprises 1.500% 10/01/25(b)	3,910,406
18,950,000	Nextel Communications, Inc. 5.250% 01/15/10	18,950,000
7,460,000	NII Holdings, Inc. 2.750% 08/15/25(b)	9,912,475
		52,259,757
		62,458,243
	Utilities — 1.6%
	Electric utilities — 0.7%
	Centerpoint Energy, Inc.
2,979,000	2.875% 01/15/24(b)	3,038,580
5,580,000	3.750% 05/15/23	6,158,925
		9,197,505
	Multi-utilities — 0.9%
1,950,000	CMS Energy Corp. 2.875% 12/01/24	2,086,500
9,355,000	Dominion Resources, Inc. 2.125% 12/15/23	9,507,019
		11,593,519
		20,791,024
	Total convertible bonds (Cost of $851,414,285)	912,224,119
Shares
	Convertible preferred stocks — 17.2%
	Consumer discretionary — 0.1%
	Media — 0.1%
998	Interpublic Group of Companies, Inc., 5.250%(b)	933,130
	Consumer staples — 1.6%
	Beverages — 0.7%
236,050	Constellation Brands, Inc., 5.750%	8,851,875
	Food products — 0.9%
450,500	Lehman Brothers Holdings, Inc., 6.250%	11,938,250
		20,790,125
	Energy — 2.1%
	Oil, gas & consumable fuels — 2.1%
76,170	Amerada Hess Corp., 7.000%	9,102,315
100,000	Chesapeake Energy Corp., 5.000%(b)	13,662,500
24,500	Chesapeake Energy Corp., 4.500%	2,318,313
39,760	Goodrich Petroleum Corp., 5.375%(b)	2,109,057
		27,192,185
	Financials — 6.4%
	Capital markets — 0.1%
24,630	E*Trade Financial Corp., 6.125%	849,735

Shares		Value ($)
	Insurance — 3.8%
389,000	Citigroup Funding, Inc., 0.000%	12,479,120
1,490	Fortis Insurance, 7.750%(b)	1,963,820
47,700	Hartford Financial Services Group, Inc., 7.000%	3,446,325
107,370	Metlife, Inc., 6.375%	2,885,569
66,000	Reinsurance Group of America, Inc., 5.750%	3,976,500
240,045	Travelers Property Casualty Corp., 4.500%	5,758,680
155,210	UnumProvident Corp., 8.250%	5,318,987
632,950	XL Capital Ltd., 6.500%	14,045,160
		49,874,161
	Real estate — 1.3%
294,000	Citigroup Regency Centers, 2.000%	16,252,320
22,077	FelCor Lodging Trust, Inc., 7.800%	551,925
		16,804,245
	Thrifts & mortgage finance — 1.2%
139,250	Sovereign Capital Trust IV, 4.375%	6,318,469
76,800	Washington Mutual, 5.375%	4,115,712
101,200	Washington Mutual, 5.375%(b)	5,423,308
		15,857,489
		83,385,630
	Health care — 1.1%
	Health care providers & services — 0.1%
21,330	Omnicare Capital Trust II, 4.000%	1,533,094
	Pharmaceuticals — 1.0%
267,650	Schering-Plough Corp., 6.000%	13,583,237
		15,116,331
	Industrials — 0.6%
	Aerospace & defense — 0.4%
40,000	Northrop Grumman Corp., 7.000%	5,370,000
	Road & rail — 0.2%
2,209	Kansas City Southern, 5.125%	2,323,592
		7,693,592
	Information technology — 0.8%
	Office electronics — 0.8%
80,090	Xerox Corp., 6.250%	9,971,205
	Materials — 1.7%
	Chemicals — 0.9%
228,000	Celanese Corp., 4.250%	6,897,000
108,238	Huntsman Corp., 5.000%	4,640,704
		11,537,704
	Containers & packaging — 0.2%
97,000	Smurfit-Stone Container Corp., 7.000%	2,194,625
	Metals & mining — 0.6%
6,270	Freeport-McMoRan Copper & Gold, Inc., 5.500%(b)	8,038,924

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
460	Freeport-McMoRan Copper & Gold, Inc., 5.500%	589,777
		8,628,701
		22,361,030
	Telecommunication services — 0.8%
	Wireless telecommunication services — 0.8%
187,085	Crown Castle International Corp., 6.250%	10,009,047
	Utilities — 2.0%
	Electric utilities — 0.7%
185,695	Entergy Corp., 7.625%	9,429,592
	Gas utilities — 0.4%
92,920	Southern Union Co., 5.000%	4,622,770
	Independent power producers — 0.7%
33,568	NRG Energy, Inc., 4.000%	8,073,104
1,358	NRG Energy, Inc., 5.750%	1,705,988
		9,779,092
	Multi-utilities — 0.2%
49,200	Dominion Resources, Inc., 8.750%	2,496,408
		26,327,862
	Total convertible preferred stocks (Cost of $198,230,217)	223,780,137
	Common stocks — 10.2%
	Consumer discretionary — 0.3%
	Hotels, restaurants & leisure — 0.1%
93,000	Centerplate, Inc.	1,199,700
	Multiline retail — 0.2%
40,000	Federated Department Stores, Inc.	2,920,000
		4,119,700
	Consumer staples — 0.4%
	Household products — 0.4%
100,000	Procter & Gamble Co.	5,762,000
	Energy — 1.9%
	Oil, gas & consumable fuels — 1.9%
108,400	Exxon Mobil Corp.	6,597,224
133,184	Massey Energy Co.	4,803,947
603,676	Williams Companies, Inc.	12,912,630
		24,313,801
	Financials — 0.6%
	Insurance — 0.6%
94,078	Prudential Financial, Inc.	7,132,053

Shares		Value ($)
	Health care — 1.6%
	Biotechnology — 0.4%
70,300	Amgen, Inc.(d)	5,114,325
	Health care equipment & supplies — 1.2%
386,787	Baxter International, Inc.	15,011,203
20,000	Medtronic, Inc.	1,015,000
		16,026,203
		21,140,528
	Industrials — 2.6%
	Building products — 0.9%
386,599	Lennox International, Inc.	11,543,846
	Industrial conglomerates — 0.7%
359,075	Tyco International Ltd.	9,651,936
	Machinery — 1.0%
61,000	Cummins, Inc.	6,411,100
100,000	Danaher Corp.	6,355,000
		12,766,100
		33,961,882
	Information technology — 2.2%
	Communications equipment — 0.1%
30,000	SafeNet, Inc.(d)	794,400
	Electronic equipment & instruments — 0.9%
265,000	Trimble Navigation Ltd.(d)	11,938,250
	Internet software & services — 0.6%
255,600	Yahoo!, Inc.(d)	8,245,656
	IT services — 0.6%
176,000	Automatic Data Processing, Inc.	8,039,680
		29,017,986
	Materials — 0.6%
	Containers & packaging — 0.6%
180,016	Temple-Inland, Inc.	8,019,713
	Total common stocks (Cost of $101,920,911)	133,467,663

See Accompanying Notes to Financial Statements.

Columbia Convertible Securities Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Short-term obligation — 1.4%
17,835,000	Repurchase agreement with State Street Bank & Trust Co. dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Obligation maturing 04/18/08, market value of $18,193,672 (repurchase proceeds $17,841,941)	17,835,000
	Total short-term obligation (Cost of $17,835,000)	17,835,000

Total investments (Cost of $1,169,400,413)(e)	98.9%	1,287,306,919
Other assets & liabilities, net	1.1%	14,218,642
Net assets	100.0%	1,301,525,561

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $423,835,168, which represents 32.6% of net assets.

(c)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d)  Non-income producing security.

(e)  Cost for federal income tax purposes is $1,170,287,164.

At March 31, 2006, the asset allocation of the Fund was as follows:

Asset Allocation (Unaudited)	% of Net Assets
Convertible bonds	70.1%
Convertible preferred stocks	17.2
Common stocks	10.2
Short-term obligation	1.4
Other assets & liabilities, net	1.1
100.0%

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 65.0%
	Consumer discretionary — 7.3%
	Automobiles — 0.3%
9,800	Harley-Davidson, Inc.	508,424
	Diversified consumer services — 0.2%
900	Career Education Corp.(a)	33,957
6,100	Weight Watchers International, Inc.	313,540
		347,497
	Hotels, restaurants & leisure — 0.9%
7,400	Brinker International, Inc.	312,650
9,600	Darden Restaurants, Inc.	393,888
400	GTECH Holdings Corp.	13,620
14,000	McDonald's Corp.	481,040
500	Panera Bread Co., Class A(a)	37,590
6,800	Yum! Brands, Inc.	332,248
		1,571,036
	Household durables — 0.7%
1,600	Lennar Corp., Class A	96,608
600	NVR, Inc.(a)	443,370
5,800	Pulte Homes, Inc.	222,836
11,200	Toll Brothers, Inc.(a)	387,856
		1,150,670
	Leisure equipment & products — 0.2%
15,600	Marvel Entertainment, Inc.(a)	313,872
	Media — 1.5%
15,200	CBS Corp. Class B	364,496
4,400	Clear Channel Communications, Inc.	127,644
11,100	EchoStar Communications Corp., Class A(a)	331,557
400	Gannett Co., Inc.	23,968
1,295	Interpublic Group of Companies, Inc.(a)	12,380
700	John Wiley & Sons, Inc., Class A	26,495
3,000	Liberty Media Corp., Class A(a)	24,630
1,200	Live Nation, Inc.(a)	23,808
4,400	McGraw-Hill Companies, Inc.	253,528
47,600	Time Warner, Inc.	799,204
9,300	Viacom, Inc., Class B(a)	360,840
8,300	Walt Disney Co.	231,487
		2,580,037
	Multiline retail — 0.7%
18,400	Dollar General Corp.	325,128
7,200	J.C. Penney Co., Inc.	434,952
7,500	Nordstrom, Inc.	293,850
3,700	Target Corp.	192,437
		1,246,367
	Specialty retail — 2.6%
400	Abercrombie & Fitch Co., Class A	23,320
1,000	American Eagle Outfitters, Inc.	29,860
28,900	Autonation, Inc.(a)	622,795

Shares		Value ($)
	Specialty retail — (continued)
700	AutoZone, Inc.(a)	69,783
9,900	Barnes & Noble, Inc.	457,875
3,400	Bed Bath & Beyond, Inc.(a)	130,560
22,100	Gap, Inc.	412,828
21,100	Home Depot, Inc.	892,530
17,800	Limited Brands, Inc.	435,388
500	Lowe's Companies, Inc.	32,220
1,000	Sherwin-Williams Co.	49,440
29,800	Staples, Inc.	760,496
17,400	TJX Companies, Inc.	431,868
		4,348,963
	Textiles, apparel & luxury goods — 0.2%
3,200	Coach, Inc.(a)	110,656
2,000	NIKE, Inc., Class B	170,200
		280,856
		12,347,722
	Consumer staples — 5.5%
	Beverages — 1.7%
35,800	Coca-Cola Co.	1,498,946
7,300	Diageo PLC, ADR	463,039
2,900	Pepsi Bottling Group, Inc.	88,131
13,800	PepsiCo, Inc.	797,502
		2,847,618
	Food & staples retailing — 1.1%
9,800	Kroger Co.	199,528
1,400	Safeway, Inc.	35,168
6,200	SUPERVALU, Inc.	191,084
10,900	Sysco Corp.	349,345
23,700	Wal-Mart Stores, Inc.	1,119,588
		1,894,713
	Food products — 0.5%
6,100	General Mills, Inc.	309,148
800	Hormel Foods Corp.	27,040
13,600	Pilgrim's Pride Corp.	294,712
21,000	Tyson Foods, Inc., Class A	288,540
		919,440
	Household products — 0.6%
17,400	Procter & Gamble Co.	1,002,588
	Personal products — 0.0%
400	Avon Products, Inc.	12,468
	Tobacco — 1.6%
18,400	Altria Group, Inc.	1,303,824
12,400	Reynolds American, Inc.	1,308,200
		2,612,024
		9,288,851
	Energy — 5.7%
	Energy equipment & services — 0.2%
5,100	BJ Services Co.	176,460
3,800	Patterson-UTI Energy, Inc.	121,448
		297,908

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Oil, gas & consumable fuels — 5.5%
1,800	Amerada Hess Corp.	256,320
2,400	Anadarko Petroleum Corp.	242,424
8,300	Apache Corp.	543,733
3,700	Burlington Resources, Inc.	340,067
16,300	Chevron Corp.	944,911
21,000	ConocoPhillips	1,326,150
5,000	Devon Energy Corp.	305,850
56,600	Exxon Mobil Corp.	3,444,676
5,200	Kerr-McGee Corp.	496,496
2,800	Marathon Oil Corp.	213,276
3,500	Newfield Exploration Co.(a)	146,650
3,600	Occidental Petroleum Corp.	333,540
10,200	Sunoco, Inc.	791,214
		9,385,307
		9,683,215
	Financials — 14.0%
	Capital markets — 3.3%
900	Ameriprise Financial, Inc.	40,554
800	Bear Stearns Companies, Inc.	110,960
19,100	Charles Schwab Corp.	328,711
7,300	Goldman Sachs Group, Inc.	1,145,808
4,500	Lehman Brothers Holdings, Inc.	650,385
13,100	Mellon Financial Corp.	466,360
14,800	Merrill Lynch & Co., Inc.	1,165,648
15,700	Morgan Stanley	986,274
500	Northern Trust Corp.	26,250
11,600	State Street Corp.	700,988
800	T. Rowe Price Group, Inc.	62,568
		5,684,506
	Commercial banks — 2.3%
400	BB&T Corp.	15,680
10,000	Comerica, Inc.	579,700
1,300	KeyCorp	47,840
1,800	Marshall & Ilsley Corp.	78,444
3,600	National City Corp.	125,640
800	PNC Financial Services Group, Inc.	53,848
4,400	Popular, Inc.	91,344
5,000	SunTrust Banks, Inc.	363,800
31,300	U.S. Bancorp	954,650
11,900	Wachovia Corp.	666,995
13,700	Wells Fargo & Co.	875,019
		3,852,960
	Consumer finance — 0.3%
4,500	American Express Co.	236,475
2,500	AmeriCredit Corp.(a)	76,825
2,300	Capital One Financial Corp.	185,196
900	SLM Corp.	46,746
		545,242
	Diversified financial services — 2.3%
47,400	Citigroup, Inc.	2,238,702
36,900	JPMorgan Chase & Co.	1,536,516
900	Leucadia National Corp.	53,694
		3,828,912

Shares		Value ($)
	Insurance — 4.3%
15,600	Allstate Corp.	812,916
5,800	Ambac Financial Group, Inc.	461,680
22,300	American International Group, Inc.	1,473,807
1,600	CNA Financial Corp.(a)	50,944
10,300	Endurance Specialty Holdings Ltd.	335,265
4,200	Fidelity National Financial, Inc.	149,226
12,100	Fidelity National Title Group, Inc., Class A	275,517
7,800	Hartford Financial Services Group, Inc.	628,290
1,500	Lincoln National Corp.	81,885
5,100	MBIA, Inc.	306,663
11,400	MetLife, Inc.	551,418
7,700	Principal Financial Group, Inc.	375,760
3,700	Progressive Corp.	385,762
10,400	Prudential Financial, Inc.	788,424
3,400	SAFECO Corp.	170,714
9,000	St. Paul Travelers Companies, Inc.	376,110
1,200	Transatlantic Holdings, Inc.	70,140
		7,294,521
	Real estate — 0.4%
800	Apartment Investment & Management Co., Class A, REIT	37,520
600	Boston Properties, Inc., REIT	55,950
1,500	CB Richard Ellis Group, Inc., Class A(a)	121,050
1,600	Equity Office Properties Trust, REIT	53,728
4,600	Forest City Enterprises, Inc. Class A	216,890
2,300	General Growth Properties, Inc., REIT	112,401
200	Vornado Realty Trust, REIT	19,200
		616,739
	Thrifts & mortgage finance — 1.1%
3,100	Countrywide Financial Corp.	113,770
6,700	Fannie Mae	344,380
7,800	Freddie Mac	475,800
2,100	IndyMac Bancorp, Inc.	85,953
5,500	MGIC Investment Corp.	366,465
5,800	PMI Group, Inc.	266,336
5,700	Washington Mutual, Inc.	242,934
		1,895,638
		23,718,518
	Health care — 8.5%
	Biotechnology — 1.7%
17,600	Amgen, Inc.(a)	1,280,400
3,300	Cephalon, Inc.(a)	198,825
2,200	Genentech, Inc.(a)	185,922
12,000	Gilead Sciences, Inc.(a)	746,640
7,900	Techne Corp.(a)	475,106
		2,886,893
	Health care equipment & supplies — 1.1%
900	Becton, Dickinson & Co.	55,422
2,200	Biomet, Inc.	78,144

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Health care equipment & supplies — (continued)
39,000	Boston Scientific Corp.(a)	898,950
5,500	Kinetic Concepts, Inc.(a)	226,435
11,100	Medtronic, Inc.	563,325
5,900	PerkinElmer, Inc.	138,473
		1,960,749
	Health care providers & services — 2.3%
12,000	Aetna, Inc.	589,680
4,500	AmerisourceBergen Corp.	217,215
5,600	Cardinal Health, Inc.	417,312
3,700	Caremark Rx, Inc.	181,966
5,000	CIGNA Corp.	653,100
200	Express Scripts, Inc.(a)	17,580
1,800	HCA, Inc.	82,422
1,700	Health Net, Inc.(a)	86,394
10,400	McKesson Corp.	542,152
16,300	UnitedHealth Group, Inc.	910,518
1,800	WellPoint, Inc.(a)	139,374
		3,837,713
	Pharmaceuticals — 3.4%
12,800	Abbott Laboratories	543,616
16,600	Endo Pharmaceuticals Holdings, Inc.(a)	544,646
10,100	Forest Laboratories, Inc.(a)	450,763
27,400	Johnson & Johnson	1,622,628
2,000	King Pharmaceuticals, Inc.(a)	34,500
10,500	Merck & Co., Inc.	369,915
74,900	Pfizer, Inc.	1,866,508
6,200	Wyeth	300,824
		5,733,400
		14,418,755
	Industrials — 7.3%
	Aerospace & defense — 1.2%
200	Alliant Techsystems, Inc.(a)	15,434
6,400	Boeing Co.	498,752
3,900	Lockheed Martin Corp.	293,007
6,300	Northrop Grumman Corp.	430,227
1,700	Precision Castparts Corp.	100,980
5,100	Raytheon Co.	233,784
7,300	United Technologies Corp.	423,181
		1,995,365
	Air freight & logistics — 1.1%
17,300	C.H. Robinson Worldwide, Inc.	849,257
5,400	FedEx Corp.	609,876
5,700	United Parcel Service, Inc., Class B	452,466
		1,911,599
	Airlines — 0.1%
4,100	Southwest Airlines Co.	73,759
	Building products — 0.0%
1,600	American Standard Companies, Inc.	68,576

Shares		Value ($)
	Commercial services & supplies — 1.1%
1,400	ARAMARK Corp., Class B	41,356
59,300	Cendant Corp.	1,028,855
800	Corporate Executive Board Co.	80,720
5,100	Herman Miller, Inc.	165,291
1,700	R.R. Donnelley & Sons Co.	55,624
6,100	Robert Half International, Inc.	235,521
20,600	ServiceMaster Co.	270,272
		1,877,639
	Electrical equipment — 0.5%
15,500	Roper Industries, Inc.	753,765
	Industrial conglomerates — 1.9%
9,300	3M Co.	703,917
70,800	General Electric Co.	2,462,424
		3,166,341
	Machinery — 0.8%
7,800	Danaher Corp.	495,690
4,300	Illinois Tool Works, Inc.	414,133
700	Paccar, Inc.	49,336
3,600	Pentair, Inc.	146,700
4,500	SPX Corp.	240,390
		1,346,249
	Road & rail — 0.1%
700	J.B. Hunt Transport Services, Inc.	15,078
5,100	YRC Worldwide, Inc.(a)	194,106
		209,184
	Trading companies & distributors — 0.3%
7,300	MSC Industrial Direct Co., Class A	394,346
2,200	W.W. Grainger, Inc.	165,770
		560,116
	Transportation — 0.2%
12,000	Laidlaw International, Inc.	326,400
		12,288,993
	Information technology — 10.3%
	Communications equipment — 2.1%
92,300	Cisco Systems, Inc.(a)	2,000,141
46,100	Motorola, Inc.	1,056,151
8,900	QUALCOMM, Inc.	450,429
		3,506,721
	Computers & peripherals — 2.0%
4,300	Apple Computer, Inc.(a)	269,696
38,900	Dell, Inc.(a)	1,157,664
27,700	Hewlett-Packard Co.	911,330
12,200	International Business Machines Corp.	1,006,134
2,900	Western Digital Corp.(a)	56,347
		3,401,171
	Electronic equipment & instruments — 0.1%
3,000	Amphenol Corp., Class A	156,540

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Internet software & services — 0.0%
100	Google, Inc., Class A(a)	39,000
	IT services — 0.8%
9,300	Accenture Ltd., Class A	279,651
6,300	Computer Sciences Corp.(a)	349,965
9,600	Fiserv, Inc.(a)	408,480
7,700	Global Payments, Inc.	408,177
		1,446,273
	Office electronics — 0.0%
2,500	Xerox Corp.(a)	38,000
	Semiconductors & semiconductor equipment — 2.7%
11,200	Advanced Micro Devices, Inc.(a)	371,392
114,100	Intel Corp.	2,207,835
12,700	Lam Research Corp.(a)	546,100
2,200	Linear Technology Corp.	77,176
2,100	Micron Technology, Inc.(a)	30,912
10,400	National Semiconductor Corp.	289,536
30,200	Texas Instruments, Inc.	980,594
		4,503,545
	Software — 2.6%
10,700	Autodesk, Inc.(a)	412,164
136	CA, Inc.	3,701
9,700	Intuit, Inc.(a)	515,943
76,400	Microsoft Corp.	2,078,844
72,100	Oracle Corp.(a)	987,049
13,900	Reynolds & Reynolds Co., Class A	394,760
		4,392,461
		17,483,711
	Materials — 2.2%
	Chemicals — 1.1%
10,600	Dow Chemical Co.	430,360
600	Eastman Chemical Co.	30,708
43,800	Lyondell Chemical Co.	871,620
8,100	PPG Industries, Inc.	513,135
1,049	Tronox, Inc. Class B(a)	17,814
		1,863,637
	Construction materials — 0.0%
200	Martin Marietta Materials, Inc.	21,406
	Containers & packaging — 0.1%
3,000	Ball Corp.	131,490
3,500	Owens-Illinois, Inc.(a)	60,795
		192,285
	Metals & mining — 1.0%
5,300	Freeport-McMoRan Copper & Gold, Inc., Class B	316,781
10,300	Nucor Corp.	1,079,337
2,800	Phelps Dodge Corp.	225,484
		1,621,602
		3,698,930

Shares		Value ($)
	Telecommunication services — 2.0%
	Diversified telecommunication services — 1.4%
29,100	AT&T, Inc.	786,864
15,600	BellSouth Corp.	540,540
200	CenturyTel, Inc.	7,824
3,200	Citizens Communications Co.	42,464
31,300	Verizon Communications, Inc.	1,066,078
		2,443,770
	Wireless telecommunication services — 0.6%
9,500	Crown Castle International Corp.(a)	269,325
1,700	NII Holdings, Inc.(a)	100,249
23,100	Sprint Nextel Corp.	596,904
400	Telephone & Data Systems, Inc.	15,776
		982,254
		3,426,024
	Utilities — 2.2%
	Electric utilities — 0.9%
18,200	American Electric Power Co., Inc.	619,164
500	Edison International	20,590
2,500	Exelon Corp.	132,250
12,500	FirstEnergy Corp.	611,250
3,000	Pepco Holdings, Inc.	68,370
400	PPL Corp.	11,760
		1,463,384
	Gas utilities — 0.4%
13,200	Energen Corp.	462,000
100	Equitable Resources, Inc.	3,651
5,600	ONEOK, Inc.	180,600
		646,251
	Independent power producers & energy traders — 0.3%
5,200	Constellation Energy Group, Inc.	284,492
7,200	TXU Corp.	322,272
		606,764
	Multi-utilities — 0.6%
43,500	CenterPoint Energy, Inc.	518,955
8,200	DTE Energy Co.	328,738
4,800	PG&E Corp.	186,720
		1,034,413
		3,750,812
	Total common stocks (Cost of $87,369,919)	110,105,531

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Corporate fixed-income bonds & notes — 9.2%
	Basic materials — 0.2%
	Forest products & paper — 0.1%
158,000	Westvaco Corp. 8.200% 01/15/30	172,938
	Metals & mining — 0.1%
225,000	Alcan, Inc. 4.500% 05/15/13	207,481
		380,419
	Communications — 1.0%
	Media — 0.2%
78,000	Comcast Cable Communications, Inc. 7.125% 06/15/13	82,714
51,000	TCI Communications, Inc. 9.875% 06/15/22	65,056
88,000	Time Warner, Inc. 9.125% 01/15/13	101,774
		249,544
	Telecommunication services — 0.8%
250,000	AT&T, Inc. 5.100% 09/15/14	237,583
53,000	British Telecommunications PLC 8.375% 12/15/10	59,132
41,000	Cingular Wireless Services, Inc. 8.125% 05/01/12	46,033
183,000	Deutsche Telekom International Finance BV 5.250% 07/22/13	176,187
37,000	New Cingular Wireless Services, Inc. 8.750% 03/01/31	46,813
	Sprint Capital Corp.
24,000	6.125% 11/15/08	24,412
116,000	8.750% 03/15/32	144,708
28,000	Verizon Global Funding Corp. 7.750% 12/01/30	30,865
224,000	Verizon New England, Inc. 6.500% 09/15/11	227,021
140,000	Verizon Pennsylvania, Inc., Series 2001 A, 5.650% 11/15/11	137,757
250,000	Vodafone Group PLC 7.750% 02/15/10	268,058
		1,398,569
		1,648,113
	Consumer cyclical — 0.6%
	Auto manufacturers — 0.1%
199,000	DaimlerChrysler N.A. Holding Corp. 4.050% 06/04/08	192,633

Par ($)		Value ($)
	Home builders — 0.3%
156,000	Dr. Horton, Inc. 7.875% 08/15/11	166,920
183,000	KB Home 5.750% 02/01/14	168,131
97,000	Toll Brothers, Inc. 4.950% 03/15/14	87,651
		422,702
	Retail — 0.2%
	Target Corp.
22,000	5.375% 06/15/09	22,105
66,000	5.875% 03/01/12	67,619
325,000	Wal-Mart Stores, Inc. 4.550% 05/01/13	309,416
		399,140
		1,014,475
	Consumer non-cyclical — 1.3%
	Beverages — 0.4%
325,000	Coca-Cola Enterprises, Inc. 5.750% 11/01/08	328,706
365,000	Diageo Capital PLC 3.375% 03/20/08	351,770
		680,476
	Cosmetics/personal care — 0.0%
51,000	Procter & Gamble Co. 4.750% 06/15/07	50,799
	Food — 0.4%
250,000	General Mills, Inc. 2.625% 10/24/06	246,348
225,000	Kroger Co. 6.200% 06/15/12	228,216
175,000	Safeway, Inc. 4.950% 08/16/10	169,594
		644,158
	Healthcare products — 0.2%
250,000	Baxter FinCo BV 4.750% 10/15/10(b)	241,610
	Healthcare services — 0.2%
325,000	UnitedHealth Group, Inc. 3.375% 08/15/07	316,963
45,000	WellPoint, Inc. 6.375% 01/15/12	46,677
		363,640
	Household products/wares — 0.1%
200,000	Fortune Brands, Inc. 5.125% 01/15/11	195,811
		2,176,494
	Energy — 0.6%
	Oil & gas — 0.1%
175,000	XTO Energy, Inc. 7.500% 04/15/12	191,218

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Pipelines — 0.5%
270,000	Kinder Morgan Energy Partners LP 7.300% 08/15/33	292,633
125,000	TEPPCO Partners LP 7.625% 02/15/12	135,327
325,000	TransCanada Corp. 5.850% 03/15/36	318,202
		746,162
		937,380
	Financials — 3.5%
	Banks — 0.6%
300,000	Marshall & Ilsley Corp. 4.375% 08/01/09	292,000
186,000	National City Bank 4.625% 05/01/13	175,695
189,000	U.S. Bank NA 6.375% 08/01/11	197,329
325,000	Wachovia Corp. 4.875% 02/15/14	308,903
		973,927
	Diversified financial services — 2.4%
153,000	American Express Co. 4.750% 06/17/09	150,903
125,000	Capital One Financial Corp. 5.500% 06/01/15	120,692
	Caterpillar Financial Services Corp.
103,000	2.350% 09/15/06	101,740
154,000	5.950% 05/01/06	154,099
87,000	CIT Group, Inc. 7.375% 04/02/07	88,748
70,000	Citigroup Global Markets Holdings, Inc. 6.500% 02/15/08	71,529
337,000	Citigroup, Inc. 5.000% 09/15/14	323,239
302,000	Countrywide Home Loans, Inc. 5.500% 08/01/06	302,259
200,000	Credit Suisse First Boston USA, Inc. 4.875% 08/15/10	195,812
307,000	General Electric Capital Corp. 6.750% 03/15/32	341,820
275,000	Goldman Sachs Group, Inc. 6.345% 02/15/34	271,220
450,000	HSBC Finance Corp. 5.000% 06/30/15	423,474
475,000	JPMorgan Chase Capital XV 5.875% 03/15/35	443,420
200,000	Lehman Brothers Holdings, Inc. 5.000% 01/14/11	196,573
70,000	MassMutual Global Funding II 2.550% 07/15/08(b)	65,920
149,000	Merrill Lynch & Co., Inc. 6.000% 02/17/09	151,855
300,000	Morgan Stanley 4.750% 04/01/14	280,388

Par ($)		Value ($)
	Diversified financial services — (continued)
144,000	Principal Life Global Funding 6.250% 02/15/12(b)	149,418
300,000	SLM Corp. 5.125% 08/27/12	293,079
		4,126,188
	Insurance — 0.2%
325,000	Genworth Financial, Inc. 4.750% 06/15/09	318,683
	Real estate — 0.0%
16,000	ERP Operating LP 5.200% 04/01/13	15,568
	Real estate investment trusts — 0.2%
58,000	Health Care Property Investors, Inc. 6.450% 06/25/12	59,790
200,000	Simon Property Group LP 5.750% 12/01/15(b)	196,305
		256,095
	Savings & loans — 0.1%
	Washington Mutual, Inc.
195,000	4.625% 04/01/14	178,023
50,000	5.625% 01/15/07	50,006
		228,029
		5,918,490
	Industrials — 0.9%
	Aerospace & defense — 0.3%
150,000	Lockheed Martin Corp. 8.500% 12/01/29	196,326
73,000	Raytheon Co. 5.375% 04/01/13	72,129
325,000	United Technologies Corp. 7.125% 11/15/10	347,332
		615,787
	Environmental control — 0.1%
118,000	Waste Management, Inc. 7.375% 08/01/10	125,981
	Machinery — 0.2%
300,000	John Deere Capital Corp. 4.625% 04/15/09	293,840
	Transportation — 0.3%
325,000	CSX Corp. 6.750% 03/15/11	340,950
225,000	Union Pacific Corp. 3.875% 02/15/09	215,842
		556,792
		1,592,400

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Technology — 0.1%
	Computers — 0.1%
	International Business Machines Corp.
104,000	4.875% 10/01/06	103,806
150,000	6.220% 08/01/27	155,005
		258,811
		258,811
	Utilities — 1.0%
	Electric — 0.9%
250,000	American Electric Power Co., Inc. 5.250% 06/01/15	239,406
225,000	CenterPoint Energy Houston Electric LLC 5.750% 01/15/14	224,235
108,000	Consolidated Edison Co. of New York 4.700% 06/15/09	106,179
225,000	Exelon Generation Co. 6.950% 06/15/11	238,099
200,000	Midamerican Energy Holdings Co. 6.125% 04/01/36(b)	195,798
113,000	NiSource Finance Corp. 5.400% 07/15/14	109,666
18,000	NY State Electric & Gas Corp. 5.750% 05/01/23	17,243
57,000	Public Service Electric & Gas Co. 4.000% 11/01/08	55,134
275,000	Scottish Power PLC 5.375% 03/15/15	266,861
93,000	Virginia Electric & Power Co. 5.375% 02/01/07	92,939
		1,545,560
	Gas — 0.1%
150,000	Sempra Energy 4.750% 05/15/09	147,031
		1,692,591
	Total corporate fixed-income bonds & notes (Cost of $15,960,583)	15,619,173
	Mortgage-backed securities — 8.6%
	Federal Home Loan Mortgage Corp.
3,314,313	5.000% 07/01/20	3,231,085
1,527,171	5.000% 09/01/20	1,488,821
481,015	5.000% 10/01/20	468,935
239,976	5.500% 01/01/21	238,417
160,396	6.500% 07/01/29	164,296
395,962	6.500% 11/01/32	404,492
3,353	8.000% 07/01/10	3,383
74,194	8.000% 09/01/25	79,141
	Federal National Mortgage Association
4,698,013	5.000% 10/01/20	4,582,151
42,101	5.449% 08/01/36(c)	42,706
1,088,331	5.500% 06/01/35	1,062,649

Par ($)		Value ($)
	Mortgage-backed securities — (continued)
565,502	5.500% 10/01/35	552,158
994,464	6.000% 02/01/36	994,464
250,000	6.000% 04/01/36	250,000
629,582	6.500% 10/01/24	645,609
34,777	6.500% 07/01/32	35,581
20,151	6.500% 05/01/33	20,617
35,776	7.500% 10/01/11	37,142
80,492	8.500% 08/01/11	83,557
70,582	10.000% 09/01/18	77,261
34,335	Government National Mortgage Association 7.500% 12/15/23	36,130
	Total mortgage-backed securities (Cost of $14,751,607)	14,498,595
	Government & agency obligations — 6.7%
	Foreign government obligations — 0.8%
325,000	Province of Ontario 3.500% 09/17/07	318,087
375,000	Province of Quebec 7.000% 01/30/07	380,485
	Republic of Italy
123,000	2.750% 12/15/06	121,283
302,000	3.750% 12/14/07	295,645
191,000	United Mexican States 7.500% 04/08/33	212,965
		1,328,465
	U.S. Government agencies — 0.8%
1,300,000	Federal National Mortgage Association 5.250% 08/01/12	1,286,822
	U.S. Government obligations — 5.1%
	U.S. Treasury Bonds
4,705,000	6.250% 08/15/23	5,336,134
1,435,000	7.250% 05/15/16	1,697,111
1,565,461	U.S. Treasury Inflation Index Notes 3.875% 01/15/09	1,638,964
		8,672,209
	Total Government & agency obligations (Cost of $11,516,131)	11,287,496
	Collateralized mortgage obligations — 6.0%
	Agency — 2.0%
	Federal Home Loan Mortgage Corp.
1,300,000	4.000% 09/15/15	1,248,599
1,500,000	4.500% 03/15/21	1,432,470

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Agency — (continued)
	Federal National Mortgage Association
278,916	5.500% 08/25/17	275,965
260,000	6.000% 04/25/17	263,795
30,790	7.000% 01/25/21	31,053
	Vendee Mortgage Trust
11,054,833	0.303% 03/15/29(c)(d)(g)	75,439
7,821,772	0.444% 09/15/27(c)(d)(g)	86,453
		3,413,774
	Non-agency — 4.0%
	Countrywide Alternative Loan Trust
1,301,838	5.250% 03/25/35	1,266,410
1,140,278	5.250% 08/25/35	1,127,952
1,752,520	5.500% 10/25/35	1,732,574
1,400,000	Washington Mutual Mortgage Securities Corp. 5.500% 10/25/35	1,386,233
1,299,888	Wells Fargo Alternative Loan Trust 5.500% 02/25/35	1,280,354
		6,793,523
	Total collateralized mortgage obligations (Cost of $10,458,409)	10,207,297
	Commercial mortgage-backed securities — 2.1%
1,430,000	Bear Stearns Commercial Mortgage Securities 5.449% 12/11/40	1,406,762
1,200,000	LB-UBS Commercial Mortgage Trust 5.084% 02/15/31	1,182,469
5,097,421	Merrill Lynch Mortgage Investors, Inc. 0.576% 12/15/30(c)(g)	131,417
790,000	Merrill Lynch Mortgage Trust 5.417% 11/12/37(c)	770,528
	Total commercial mortgage-backed securities (Cost of $3,599,826)	3,491,176
	Asset-backed securities — 1.9%
125,252	American Express Credit Account Master Trust 1.690% 01/15/09	124,392
284,174	AmeriCredit Automobile Receivables Trust 2.070% 08/06/08	282,269
58,820	Bank One Auto Securitization Trust 1.820% 09/20/07	58,638
621,000	Citibank Credit Card Issuance Trust 2.500% 04/07/08	620,918
500,000	Citibank Credit Card Master Trust I 6.100% 05/15/08	500,641
19,099	First Plus Home Loan Trust 7.720% 05/10/24	19,123

Par ($)		Value ($)
	Asset-backed securities — (continued)
118,726	Ford Credit Auto Owner Trust 2.700% 06/15/07	118,349
676,000	Honda Auto Receivables Owner Trust 3.060% 10/21/09	658,855
229,440	Long Beach Mortgage Loan Trust 4.898% 04/25/35(c)	229,463
288,070	Nissan Auto Receivables Owner Trust 2.700% 12/17/07	286,344
353,179	Volkswagen Auto Loan Enhanced Trust 2.270% 10/22/07	350,842
	Total asset-backed securities (Cost of $3,263,750)	3,249,834
Units
	Warrant — 0.0%
	Materials — 0.0%
	Chemicals — 0.0%
195	Solutia, Inc.(a)(b)(d)(e)(f)	—
	Total warrant (Cost of $—)	—

Total investments (Cost of $146,920,225)(h)	99.5%	168,459,102
Other assets & liabilities, net	0.5%	899,562
Net assets	100.0%	169,358,664

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $849,051, which represents 0.5% of net assets.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At March 31, 2006, the value of these securities, which are not illiquid, represent 0.1% of net assets.

(e)  Security has no value.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  Interest only security.

(h)  Cost for federal income tax purposes is $147,134,181.

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II

Investment portfolio (continued)  March 31, 2006

At March 31, 2006, the asset allocation of the Fund was as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common stocks	65.0%
Corporate fixed-income bonds & notes	9.2
Mortgage-backed securities	8.6
Government & agency obligations	6.7
Collateralized mortgage obligations	6.0
Commercial mortgage-backed securities	2.1
Asset-backed securities	1.9
Other assets & liabilities, net	0.5
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Large Cap Value Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 97.7%
	Consumer discretionary — 8.5%
	Auto components — 0.8%
396,000	Johnson Controls, Inc.	30,068,280
	Hotels, restaurants & leisure — 3.1%
348,249	Carnival Corp.	16,496,555
1,324,219	McDonald's Corp.	45,500,165
820,600	Starwood Hotels & Resorts Worldwide, Inc.	55,579,238
		117,575,958
	Media — 1.1%
22,301	Interpublic Group of Companies, Inc.(a)	213,197
1,995,600	News Corp., Class A	33,146,916
119,117	Viacom, Inc., Class A(a)	4,616,975
126,950	Viacom, Inc., Class B(a)	4,925,660
		42,902,748
	Multiline retail — 2.0%
542,507	Federated Department Stores, Inc.	39,603,011
645,890	J.C. Penney Co., Inc.	39,018,215
		78,621,226
	Specialty retail — 1.5%
739,000	Office Depot, Inc.(a)	27,520,360
1,251,200	Staples, Inc.	31,930,624
		59,450,984
		328,619,196
	Consumer staples — 4.8%
	Beverages — 1.9%
614,198	Diageo PLC, ADR	38,958,579
621,375	PepsiCo, Inc.	35,909,262
		74,867,841
	Food products — 0.9%
902,400	Cadbury Schweppes PLC, ADR	36,096,000
	Tobacco — 2.0%
1,067,177	Altria Group, Inc.	75,620,162
		186,584,003
	Energy — 13.2%
	Energy equipment & services — 4.2%
197,800	ENSCO International, Inc.	10,176,810
541,749	Halliburton Co.	39,558,512
333,719	Nabors Industries Ltd.(a)	23,887,606
753,400	National-Oilwell Varco, Inc.(a)	48,308,008
317,640	Schlumberger Ltd.	40,203,695
		162,134,631
	Oil, gas & consumable fuels — 9.0%
554,680	ConocoPhillips	35,028,042
1,450,928	Exxon Mobil Corp.	88,303,478
474,745	Marathon Oil Corp.	36,161,326
287,100	Murphy Oil Corp.	14,303,322

Shares		Value ($)
	Oil, gas & consumable fuels — (continued)
855,100	Occidental Petroleum Corp.	79,225,015
993,800	Valero Energy Corp.	59,409,364
1,645,100	Williams Companies, Inc.	35,188,689
		347,619,236
		509,753,867
	Financials — 34.9%
	Capital markets — 7.4%
1,609,083	Bank of New York Co., Inc.	57,991,351
93,300	Deutsche Bank AG, Registered Shares	10,658,592
4,994	Franklin Resources, Inc.	470,635
277,081	Goldman Sachs Group, Inc.	43,490,634
162,400	Lehman Brothers Holdings, Inc.	23,471,672
1,224,486	Merrill Lynch & Co., Inc.	96,440,517
502,789	Morgan Stanley	31,585,205
469,300	Nuveen Investments, Class A	22,596,795
		286,705,401
	Commercial banks — 11.0%
1,017,903	Marshall & Ilsley Corp.	44,360,213
1,672,900	Mitsubishi UFJ Financial Group, Inc., ADR	25,444,809
634,679	PNC Financial Services Group, Inc.	42,720,244
213,300	SunTrust Banks, Inc.	15,519,708
2,908,382	U.S. Bancorp	88,705,651
285,200	UnionBanCal Corp.	20,009,632
1,806,707	Wachovia Corp.	101,265,927
1,378,607	Wells Fargo & Co.	88,051,629
		426,077,813
	Diversified financial services — 5.6%
203,500	CIT Group, Inc.	10,891,320
3,094,510	Citigroup, Inc.	146,153,707
1,404,210	JPMorgan Chase & Co.	58,471,305
		215,516,332
	Insurance — 7.2%
666,901	Allstate Corp.	34,752,211
486,473	Ambac Financial Group, Inc.	38,723,251
876,147	American International Group, Inc.	57,904,555
1,065,200	Genworth Financial, Inc., Class A	35,609,636
484,160	Hartford Financial Services Group, Inc.	38,999,088
836,371	St. Paul Travelers Companies, Inc.	34,951,944
915,500	UnumProvident Corp.	18,749,440
280,116	XL Capital Ltd., Class A	17,958,237
		277,648,362
	Real estate — 2.6%
397,038	Archstone-Smith Trust, REIT	19,363,543
1,587,700	Host Marriott Corp., REIT	33,976,780
589,086	Kimco Realty Corp., REIT	23,940,455
446,900	ProLogis Trust, REIT	23,909,150
		101,189,928

See Accompanying Notes to Financial Statements.

Columbia Large Cap Value Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Thrifts & mortgage finance — 1.1%
627,100	Golden West Financial Corp.	42,580,090
		1,349,717,926
	Health care — 9.6%
	Health care equipment & supplies — 0.9%
828,300	Baxter International, Inc.	32,146,323
	Health care providers & services — 2.1%
535,596	Aetna, Inc.	26,319,188
427,286	CIGNA Corp.	55,812,097
		82,131,285
	Pharmaceuticals — 6.6%
827,000	AstraZeneca PLC, ADR	41,540,210
716,180	GlaxoSmithKline PLC, ADR	37,463,376
676,610	Novartis AG, ADR	37,511,258
3,981,238	Pfizer, Inc.	99,212,451
833,400	Sanofi-Aventis, ADR	39,544,830
		255,272,125
		369,549,733
	Industrials — 8.6%
	Aerospace & defense — 2.3%
490,126	General Dynamics Corp.	31,358,261
978,180	United Technologies Corp.	56,705,095
		88,063,356
	Industrial conglomerates — 0.8%
953,416	General Electric Co.	33,159,809
	Machinery — 3.0%
771,400	Caterpillar, Inc.	55,394,234
364,725	Eaton Corp.	26,613,983
819,000	Ingersoll-Rand Co., Ltd., Class A	34,226,010
		116,234,227
	Road & rail — 2.5%
502,900	Burlington Northern Santa Fe Corp.	41,906,657
568,000	Norfolk Southern Corp.	30,711,760
243,300	Union Pacific Corp.	22,712,055
		95,330,472
		332,787,864
	Information technology — 5.5%
	Communications equipment — 1.0%
813,300	Motorola, Inc.	18,632,703
950,900	Nokia Oyj, ADR	19,702,648
		38,335,351
	Computers & peripherals — 2.8%
2,223,080	Hewlett-Packard Co.	73,139,332
432,080	International Business Machines Corp.	35,633,637
		108,772,969

Shares		Value ($)
	Electronic equipment & instruments — 0.8%
790,300	Agilent Technologies, Inc.(a)	29,675,765
	Semiconductors & semiconductor equipment — 0.9%
912,500	Fairchild Semiconductor International, Inc.(a)	17,401,375
1,964,400	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	19,761,864
		37,163,239
		213,947,324
	Materials — 5.8%
	Chemicals — 0.7%
537,100	Rohm and Haas Co.	26,248,077
	Construction materials — 1.3%
358,400	Cemex SA de CV, ADR	23,396,352
289,500	Vulcan Materials Co.	25,085,175
		48,481,527
	Containers & packaging — 0.4%
957,900	Crown Holdings, Inc.(a)	16,993,146
	Metals & mining — 3.4%
441,700	Freeport-McMoRan Copper & Gold, Inc., Class B	26,400,409
252,700	Nucor Corp.	26,480,433
301,900	Phelps Dodge Corp.	24,312,007
209,200	Rio Tinto PLC, ADR	43,304,400
160,500	United States Steel Corp.	9,739,140
		130,236,389
		221,959,139
	Telecommunication services — 2.5%
	Diversified telecommunication services — 2.5%
1,775,151	AT&T, Inc.	48,000,083
1,452,202	Verizon Communications, Inc.	49,462,000
		97,462,083
	Utilities — 4.3%
	Electric utilities — 3.5%
754,412	Edison International	31,066,686
482,410	Entergy Corp.	33,257,345
787,031	Exelon Corp.	41,633,940
721,100	FPL Group, Inc.	28,944,954
		134,902,925
	Multi-utilities — 0.8%
818,235	PG&E Corp.	31,829,342
		166,732,267
	Total common stocks (Cost of $3,055,066,094)	3,777,113,402

See Accompanying Notes to Financial Statements.

Columbia Large Cap Value Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Convertible preferred stocks — 0.6%
	Financials — 0.6%
	Insurance — 0.6%
136,100	Genworth Financial, Inc., 6.000%	4,989,426
728,111	XL Capital Ltd., 7.000%	18,064,434
		23,053,860
	Total convertible preferred stocks (Cost of $21,880,457)	23,053,860
Units
	Warrant — 0.0%
	Information technology — 0.0%
	Communications equipment — 0.0%
41	Lucent Technologies, Inc. Expires 12/10/07(a)	26
	Total warrant (Cost of $26)	26
Par ($)
	Short-term obligation — 1.1%
43,864,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Obligation maturing 02/15/08, market value of $44,741,516 (repurchase proceeds $43,881,070)	43,864,000
	Total short-term obligation (Cost of $43,864,000)	43,864,000

Total investments (Cost of $3,120,810,577)(b)	99.4%	3,844,031,288
Other assets & liabilities, net	0.6%	23,991,466
Net assets	100.0%	3,868,022,754

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $3,123,689,738.

At March 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	35.5%
Energy	13.2
Health care	9.6
Industrials	8.6
Consumer discretionary	8.5
Materials	5.8
Information technology	5.5
Consumer staples	4.8
Utilities	4.3
Telecommunication services	2.5
Short-term obligation	1.1
Other assets & liabilities, net	0.6
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 96.1%
	Consumer discretionary — 9.5%
	Auto components — 1.5%
239,700	BorgWarner, Inc.	14,391,588
356,200	Johnson Controls, Inc.	27,046,266
		41,437,854
	Hotels, restaurants & leisure — 2.4%
174,500	Harrah's Entertainment, Inc.	13,604,020
447,800	Outback Steakhouse, Inc.	19,703,200
456,700	Starwood Hotels & Resorts Worldwide, Inc.	30,932,291
		64,239,511
	Media — 1.0%
726,900	Dow Jones & Co., Inc.	28,567,170
	Multiline retail — 1.8%
404,455	Federated Department Stores, Inc.	29,525,215
323,400	J.C. Penney Co., Inc.	19,536,594
		49,061,809
	Specialty retail — 2.8%
750,200	Office Depot, Inc.(a)	27,937,448
680,100	Pacific Sunwear of California, Inc.(a)	15,071,016
1,316,000	TJX Companies, Inc.	32,663,120
		75,671,584
		258,977,928
	Consumer staples — 5.8%
	Beverages — 1.0%
168,600	Fomento Economico Mexicano SA de CV, ADR	15,453,876
439,200	Pepsi Bottling Group, Inc.	13,347,288
		28,801,164
	Food & staples retailing — 1.9%
1,008,600	Kroger Co.	20,535,096
1,011,600	SUPERVALU, Inc.	31,177,512
		51,712,608
	Food products — 2.2%
676,761	Corn Products International, Inc.	20,011,823
706,000	Dean Foods Co.(a)	27,413,980
858,100	Tyson Foods, Inc., Class A	11,790,294
		59,216,097
	Household products — 0.7%
313,100	Clorox Co.	18,739,035
		158,468,904
	Energy — 6.9%
	Energy equipment & services — 1.9%
402,600	Dresser-Rand Group, Inc.(a)	10,004,610
212,308	National-Oilwell Varco, Inc.(a)	13,613,189
209,000	Technip SA, ADR	14,199,460
256,700	Tidewater, Inc.	14,177,541
		51,994,800

Shares		Value ($)
	Oil, gas & consumable fuels — 5.0%
142,500	Amerada Hess Corp.	20,292,000
216,400	Kerr-McGee Corp.	20,661,872
148,501	Marathon Oil Corp.	11,311,321
167,400	Murphy Oil Corp.	8,339,868
333,700	Newfield Exploration Co.(a)	13,982,030
208,900	Tesoro Corp.	14,276,226
1,650,600	Williams Companies, Inc.	35,306,334
280,021	XTO Energy, Inc.	12,200,515
		136,370,166
		188,364,966
	Financials — 26.4%
	Capital markets — 1.9%
234,300	Bear Stearns Companies, Inc.	32,497,410
376,900	Nuveen Investments, Class A	18,147,735
100,810	Waddell & Reed Financial, Inc., Class A	2,328,711
		52,973,856
	Commercial banks — 9.3%
545,700	Bank of Hawaii Corp.	29,091,267
256,500	City National Corp.	19,696,635
484,200	Comerica, Inc.	28,069,074
510,650	Cullen/Frost Bankers, Inc.	27,447,437
899,700	Marshall & Ilsley Corp.	39,208,926
528,500	Mercantile Bankshares Corp.	20,320,825
383,500	SVB Financial Group(a)	20,344,675
255,137	TCF Financial Corp.	6,569,778
287,500	UnionBanCal Corp.	20,171,000
450,900	Whitney Holding Corp.	15,988,914
330,850	Zions Bancorporation	27,371,221
		254,279,752
	Diversified financial services — 1.0%
520,700	CIT Group, Inc.	27,867,864
	Insurance — 6.0%
357,350	Ambac Financial Group, Inc.	28,445,060
901,200	Conseco, Inc.(a)	22,367,784
624,900	Genworth Financial, Inc., Class A	20,890,407
359,500	Lincoln National Corp.	19,625,105
193,500	Loews Corp.	19,582,200
922,537	Old Republic International Corp.	20,129,757
676,200	Platinum Underwriters Holdings Ltd.	19,677,420
186,600	XL Capital Ltd., Class A	11,962,926
		162,680,659
	Real estate — 5.0%
439,100	Archstone-Smith Trust, REIT	21,414,907
283,700	Boston Properties, Inc., REIT	26,455,025
611,100	Equity Office Properties Trust, REIT	20,520,738
259,000	General Growth Properties, Inc., REIT	12,657,330

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Real estate — (continued)
1,280,700	Host Marriott Corp., REIT	27,406,980
521,800	ProLogis Trust, REIT	27,916,300
		136,371,280
	Thrifts & mortgage finance — 3.2%
417,700	Golden West Financial Corp.	28,361,830
658,900	PMI Group, Inc.	30,256,688
1,251,900	Sovereign Bancorp, Inc.	27,429,129
		86,047,647
		720,221,058
	Health care — 5.4%
	Biotechnology — 1.0%
202,800	Charles River Laboratories International, Inc.(a)	9,941,256
552,300	PDL BioPharma, Inc.(a)	18,115,440
		28,056,696
	Health care equipment & supplies — 1.3%
381,200	Hospira, Inc.(a)	15,042,152
274,600	Millipore Corp.(a)	20,062,276
		35,104,428
	Health care providers & services — 2.4%
280,800	CIGNA Corp.	36,678,096
516,100	Community Health Systems, Inc.(a)	18,657,015
187,488	Universal Health Services, Inc., Class B	9,522,516
		64,857,627
	Pharmaceuticals — 0.7%
432,900	Shire Pharmaceuticals Group PLC, ADR	20,125,521
12	Teva Pharmaceutical Industries Ltd., ADR	494
		20,126,015
		148,144,766
	Industrials — 14.0%
	Aerospace & defense — 0.6%
375,159	Goodrich Corp.	16,360,684
	Building products — 0.7%
416,200	American Standard Companies, Inc.	17,838,332
	Commercial services & supplies — 2.0%
679,000	ARAMARK Corp., Class B	20,057,660
248,200	Avery Dennison Corp.	14,514,736
334,800	Manpower, Inc.	19,143,864
		53,716,260

Shares		Value ($)
	Construction & engineering — 1.6%
178,500	Fluor Corp.	15,315,300
227,100	Jacobs Engineering Group, Inc.(a)	19,698,654
132,100	McDermott International, Inc.(a)	7,192,845
		42,206,799
	Electrical equipment — 0.8%
263,400	Cooper Industries Ltd., Class A	22,889,460
	Industrial conglomerates — 1.1%
326,900	Textron, Inc.	30,529,191
	Machinery — 5.1%
25,416	Barnes Group, Inc.	1,029,348
589,600	Dover Corp.	28,630,976
337,200	Eaton Corp.	24,605,484
192,300	Harsco Corp.	15,887,826
574,100	Ingersoll-Rand Co., Ltd., Class A	23,991,639
355,500	Kennametal, Inc.	21,735,270
295,100	Parker Hannifin Corp.	23,788,011
		139,668,554
	Marine — 0.5%
312,300	Alexander & Baldwin, Inc.	14,890,464
	Road & rail — 1.6%
405,900	Canadian Pacific Railway Ltd.	20,282,823
429,200	Norfolk Southern Corp.	23,206,844
		43,489,667
		381,589,411
	Information technology — 7.8%
	Communications equipment — 0.2%
252,600	CommScope, Inc.(a)	7,211,730
	Computers & peripherals — 0.0%
105,800	Seagate Technology, Inc., Escrow Shares(b)	1,058
	Electronic equipment & instruments — 3.9%
728,700	Agilent Technologies, Inc.(a)	27,362,685
793,700	Arrow Electronics, Inc.(a)	25,612,699
875,600	Ingram Micro, Inc., Class A(a)	17,512,000
204,100	Mettler-Toledo International, Inc.(a)	12,315,394
641,650	Tektronix, Inc.	22,913,321
		105,716,099

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Semiconductors & semiconductor equipment — 2.6%
560,800	ATI Technologies, Inc.(a)	9,634,544
697,900	Fairchild Semiconductor International, Inc.(a)	13,308,953
456,900	Freescale Semiconductor, Inc., Class A(a)	12,706,389
248,200	KLA-Tencor Corp.	12,002,952
160,000	Lam Research Corp.(a)	6,880,000
253,500	MEMC Electronic Materials, Inc.(a)	9,359,220
253,300	Novellus Systems, Inc.(a)	6,079,200
		69,971,258
	Software — 1.1%
489,833	Activision, Inc.(a)	6,754,797
595,500	Cadence Design Systems, Inc.(a)	11,010,795
114,700	Electronic Arts, Inc.(a)	6,276,384
294,200	Synopsys, Inc.(a)	6,575,370
		30,617,346
		213,517,491
	Materials — 10.2%
	Chemicals — 5.6%
371,700	Air Products & Chemicals, Inc.	24,974,523
304,100	Ashland, Inc.	21,615,428
681,700	Celanese Corp., Series A	14,295,249
232,100	Cytec Industries, Inc.	13,928,321
455,600	Lubrizol Corp.	19,522,460
853,000	Nalco Holding Co.(a)	15,098,100
319,100	PPG Industries, Inc.	20,214,985
431,400	Rohm and Haas Co.	21,082,518
43,635	Tronox, Inc. Class B(a)	741,357
		151,472,941
	Construction materials — 1.8%
210,600	Cemex SA de CV, ADR	13,747,968
200,300	Martin Marietta Materials, Inc.	21,438,109
164,700	Vulcan Materials Co.	14,271,255
		49,457,332
	Containers & packaging — 0.9%
1,340,800	Crown Holdings, Inc.(a)	23,785,792
	Metals & mining — 1.9%
584,400	Alumina Ltd., ADR	12,324,996
239,400	Freeport-McMoRan Copper & Gold, Inc., Class B	14,308,938
243,600	Nucor Corp.	25,526,844
		52,160,778
		276,876,843
	Utilities — 10.1%
	Electric utilities — 4.3%
514,200	Edison International	21,174,756
474,500	Entergy Corp.	32,712,030

Shares		Value ($)
	Electric utilities — (continued)
510,700	FPL Group, Inc.	20,499,498
461,700	Hawaiian Electric Industries, Inc.	12,525,921
1,041,400	PPL Corp.	30,617,160
		117,529,365
	Gas utilities — 0.6%
435,100	AGL Resources, Inc.	15,685,355
	Independent power producers & energy traders — 1.2%
826,200	AES Corp.(a)	14,094,972
327,400	Constellation Energy Group, Inc.	17,912,054
		32,007,026
	Multi-utilities — 4.0%
551,700	Energy East Corp.	13,406,310
1,358,700	PG&E Corp.	52,853,430
488,800	Sempra Energy	22,709,648
509,500	Wisconsin Energy Corp.	20,374,905
		109,344,293
		274,566,039
	Total common stocks (Cost of $2,026,702,524)	2,620,727,407
Par ($)
	Convertible bond — 0.4%
	Communications — 0.4%
	Telecommunication services — 0.4%
8,670,000	Lucent Technologies, Inc. 2.750% 06/15/25	9,612,863
	Total convertible bond (Cost of $9,871,731)	9,612,863
Shares
	Convertible preferred stocks — 0.3%
	Materials — 0.1%
	Chemicals — 0.1%
93,100	Celanese Corp. 4.250%	2,816,275
	Financials — 0.2%
	Insurance — 0.2%
243,000	XL Capital Ltd. 7.000%	6,028,830
	Total convertible preferred stocks (Cost of $8,805,683)	8,845,105

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value Fund

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Short-term obligation — 2.6%
70,385,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Obligation maturing 04/18/08, market value of $71,794,759 (repurchase proceeds $70,412,392)	70,385,000
	Total short-term obligation (Cost of $70,385,000)	70,385,000

Total investments (Cost of $2,115,764,938)(c)	99.4%	2,709,570,375
Other assets & liabilities, net	0.6%	16,908,570
Net assets	100.0%	2,726,478,945

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $2,115,685,588.

At March 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	26.6%
Industrials	14.0
Materials	10.3
Utilities	10.1
Consumer discretionary	9.5
Information technology	7.8
Energy	6.9
Consumer staples	5.8
Health care	5.4
Telecommunication services	0.4
Short-term obligation	2.6
Other assets & liabilities, net	0.6
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 96.2%
	Consumer discretionary — 12.6%
	Auto components — 1.4%
19,000	BorgWarner, Inc.	1,140,760
115,500	Tenneco Automotive, Inc.(a)	2,505,195
		3,645,955
	Distributors — 1.1%
67,000	Keystone Automotive Industries, Inc.(a)	2,828,070
	Diversified consumer services — 0.5%
215,300	Stewart Enterprises, Inc., Class A	1,229,363
	Hotels, restaurants & leisure — 0.7%
71,175	Carmike Cinemas, Inc.	1,717,453
	Household durables — 1.7%
159,900	Champion Enterprises, Inc.(a)	2,392,104
90,600	Helen of Troy Ltd.(a)	1,920,720
		4,312,824
	Media — 1.0%
149,300	World Wrestling Entertainment, Inc.	2,523,170
	Specialty retail — 3.5%
58,400	AnnTaylor Stores Corp.(a)	2,148,536
72,500	Lithia Motors, Inc., Class A	2,515,750
67,400	Pacific Sunwear of California, Inc.(a)	1,493,584
85,000	Stage Stores, Inc.	2,528,750
		8,686,620
	Textiles, apparel & luxury goods — 2.7%
49,000	Brown Shoe Co., Inc.	2,571,520
30,800	Oxford Industries, Inc.	1,574,804
69,600	Phillips-Van Heusen Corp.	2,659,416
		6,805,740
		31,749,195
	Consumer staples — 1.9%
	Food & staples retailing — 0.3%
26,600	Nash Finch Co.	795,340
	Personal products — 1.6%
54,900	Chattem, Inc.(a)	2,066,985
90,554	Inter Parfums, Inc.	1,804,741
		3,871,726
		4,667,066
	Energy — 5.3%
	Energy equipment & services — 2.6%
85,900	Dresser-Rand Group, Inc.(a)	2,134,615
152,800	Key Energy Services, Inc.(a)	2,330,200
40,300	Universal Compression Holdings, Inc.(a)	2,042,001
		6,506,816

Shares		Value ($)
	Oil, gas & consumable fuels — 2.7%
81,200	Arlington Tankers	1,867,600
78,400	Encore Acquisition Co.(a)	2,430,400
35,000	Holly Corp.	2,594,200
		6,892,200
		13,399,016
	Financials — 26.5%
	Capital markets — 3.9%
31,000	Affiliated Managers Group, Inc.(a)	3,304,910
41,300	American Capital Strategies	1,452,108
121,682	Apollo Investment Corp.	2,167,163
63,300	Lazard Ltd., Class A	2,801,025
		9,725,206
	Commercial banks — 9.8%
139,585	Cardinal Financial Corp.	1,888,585
96,300	Colonial BancGroup, Inc.	2,407,500
85,700	Community Bank System, Inc.	1,913,681
51,100	First Midwest Bancorp, Inc.	1,868,727
64,600	First Republic Bank	2,443,172
106,600	First State Bancorporation	2,831,296
120,362	Fulton Financial Corp.	2,070,226
64,200	Independent Bank Corp.	2,064,030
93,700	Placer Sierra Bancshares	2,675,135
72,800	Prosperity Bancshares, Inc.	2,199,288
117,920	Summit Bancshares, Inc.	2,272,319
		24,633,959
	Insurance — 3.4%
48,300	Delphi Financial Group, Inc., Class A	2,493,729
64,400	NYMAGIC, Inc.	1,921,052
73,500	Platinum Underwriters Holdings Ltd.	2,138,850
43,800	Zenith National Insurance Corp.	2,108,094
		8,661,725
	Real estate — 7.6%
26,900	Alexandria Real Estate Equities, Inc., REIT	2,564,377
21,597	Brandywine Realty Trust, REIT	685,921
173,100	Equity Inns, Inc.	2,804,220
57,300	LaSalle Hotel Properties	2,349,300
88,700	LTC Properties, Inc., REIT	2,063,162
144,400	OMEGA Healthcare Investors, Inc.	2,024,488
24,300	SL Green Realty Corp., REIT	2,466,450
78,900	Tanger Factory Outlet Centers, Inc., REIT	2,714,949
66,169	U-Store-It Trust, REIT	1,333,305
		19,006,172
	Thrifts & mortgage finance — 1.8%
65,800	BankAtlantic Bancorp, Inc., Class A	946,862
85,900	Brookline Bancorp, Inc.	1,330,591
150,736	First Niagara Financial Group, Inc.	2,209,790
		4,487,243
		66,514,305

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Health care — 3.7%
	Biotechnology — 0.3%
23,600	Vertex Pharmaceuticals, Inc.(a)	863,524
	Health care equipment & supplies — 0.6%
65,100	Medical Action Industries, Inc.(a)	1,561,749
	Health care providers & services — 2.1%
98,400	AMN Healthcare Services, Inc.(a)	1,842,048
90,900	Res-Care, Inc.(a)	1,670,742
77,900	Symbion, Inc.(a)	1,764,435
		5,277,225
	Pharmaceuticals — 0.7%
59,800	Par Pharmaceutical Companies, Inc.(a)	1,685,164
		9,387,662
	Industrials — 20.9%
	Aerospace & defense — 1.7%
82,500	AAR Corp.(a)	2,349,600
47,000	Esterline Technologies Corp.(a)	2,009,250
		4,358,850
	Airlines — 0.9%
63,300	Alaska Air Group, Inc.(a)	2,243,985
	Building products — 0.7%
58,200	Lennox International, Inc.	1,737,852
	Commercial services & supplies — 4.4%
113,727	ABM Industries, Inc.	2,180,147
40,000	Banta Corp.	2,079,200
77,000	FTI Consulting, Inc.(a)	2,196,810
116,200	Steelcase, Inc., Class A	2,091,600
78,900	Watson Wyatt & Co. Holdings	2,570,562
		11,118,319
	Construction & engineering — 2.3%
205,200	Comfort Systems USA, Inc.	2,770,200
9,672	URS Corp.(a)	389,298
43,800	Washington Group International, Inc.(a)	2,513,682
		5,673,180
	Electrical equipment — 0.3%
125,567	GrafTech International Ltd.(a)	765,959
	Machinery — 7.6%
7,060	Barnes Group, Inc.	285,930
30,900	Bucyrus International, Inc., Class A	1,489,071
61,500	Crane Co.	2,522,115
35,300	Flowserve Corp.(a)	2,059,402
43,400	Gardner Denver, Inc.(a)	2,829,680
73,500	JLG Industries, Inc.	2,263,065
47,100	Kennametal, Inc.	2,879,694
24,600	Manitowoc Co., Inc.	2,242,290

Shares		Value ($)
	Machinery — (continued)
68,241	Watts Water Technologies, Inc., Class A	2,479,878
		19,051,125
	Road & rail — 0.5%
57,300	Swift Transportation Co., Inc.(a)	1,245,129
	Trading companies & distributors — 2.5%
29,100	GATX Corp.	1,201,539
90,077	H&E Equipment Services, Inc.(a)	2,623,042
73,600	United Rentals, Inc.(a)	2,539,200
		6,363,781
		52,558,180
	Information technology — 14.4%
	Communications equipment — 4.0%
376,000	3Com Corp.(a)	1,925,120
105,300	CommScope, Inc.(a)	3,006,315
113,764	EMS Technologies, Inc.(a)	2,051,165
84,100	Foundry Networks, Inc.(a)	1,527,256
126,000	Powerwave Technologies, Inc.(a)	1,699,740
		10,209,596
	Computers & peripherals — 2.1%
216,700	Brocade Communications Systems, Inc.(a)	1,447,556
88,400	Electronics for Imaging, Inc.(a)	2,472,548
58,200	Palm, Inc.(a)	1,347,912
		5,268,016
	Electronic equipment & instruments — 1.8%
167,900	Aeroflex, Inc.(a)	2,305,267
64,800	Coherent, Inc.(a)	2,275,128
		4,580,395
	IT services — 1.6%
138,100	MPS Group, Inc.(a)	2,112,930
129,900	Sykes Enterprises, Inc.(a)	1,841,982
		3,954,912
	Semiconductors & semiconductor equipment — 3.9%
108,600	Cypress Semiconductor Corp.(a)	1,840,770
109,800	Fairchild Semiconductor International, Inc.(a)	2,093,886
170,300	Kulicke & Soffa Industries, Inc.(a)	1,624,662
314,300	LTX Corp.(a)	1,697,220
285,600	RF Micro Devices, Inc.(a)	2,470,440
		9,726,978
	Software — 1.0%
163,800	Lawson Software, Inc.(a)	1,256,346
146,300	TIBCO Software, Inc.(a)	1,223,068
		2,479,414
		36,219,311

See Accompanying Notes to Financial Statements.

Columbia Small Cap Value Fund II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Materials — 7.0%
	Chemicals — 2.2%
39,200	Georgia Gulf Corp.	1,018,808
112,000	Olin Corp.	2,404,640
63,100	Westlake Chemical Corp.	2,180,105
		5,603,553
	Containers & packaging — 0.9%
128,200	Crown Holdings, Inc.(a)	2,274,268
	Metals & mining — 3.0%
64,200	AMCOL International Corp.	1,848,960
28,741	Carpenter Technology Corp.	2,716,599
51,200	Steel Dynamics, Inc.	2,904,576
		7,470,135
	Paper & forest products — 0.9%
129,900	Glatfelter	2,381,067
		17,729,023
	Telecommunication services — 1.2%
	Diversified telecommunication services — 1.2%
449,800	Cincinnati Bell, Inc.(a)	2,033,096
179,600	Level 3 Communications, Inc.(a)	930,328
		2,963,424
	Utilities — 2.7%
	Gas utilities — 1.6%
78,500	Atmos Energy Corp.	2,066,905
42,400	New Jersey Resources Corp.	1,918,600
		3,985,505
	Multi-utilities — 1.1%
112,700	CMS Energy Corp.(a)	1,459,465
24,900	WPS Resources Corp.	1,225,578
		2,685,043
		6,670,548
	Total common stocks (Cost of $177,114,830)	241,857,730
	Investment company — 0.5%
5,750	Biotech HOLDERS Trust	1,113,488
	Total investment company (Cost of $465,932)	1,113,488

Par ($)		Value ($)
	Short-term obligation — 2.6%
6,609,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Obligation maturing 08/15/08, market value of $6,743,604 (repurchase proceeds $6,611,572)	6,609,000
	Total short-term obligation (Cost of $6,609,000)	6,609,000

Total investments (Cost of $184,189,762)(b)	99.3%	249,580,218
Other assets & liabilities, net	0.7%	1,761,854
Net assets	100.0%	251,342,072

  Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $184,539,025.

At March 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	26.5%
Industrials	20.9
Information technology	14.4
Consumer discretionary	12.6
Materials	7.0
Energy	5.3
Health care	3.7
Utilities	2.7
Consumer staples	1.9
Telecommunication services	1.2
Investment company	0.5
Short-term obligation	2.6
Other assets & liabilities, net	0.7
100.0%

Acronym	Name
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Marsico Growth Fund

Investment portfolio  March 31, 2006

Value ($)
Investment company — 99.8%
Investment in Columbia Funds Master Investment Trust, Columbia Marsico Growth Master Portfolio(a)	4,271,341,409

Total investments	99.8%	4,271,341,409
Other assets & liabilities, net	0.2%	10,640,554
Net assets	100.0%	4,281,981,963

Notes to Investment Portfolio:

(a) The financial statements of the Columbia Marsico Growth Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia Marsico Growth Fund's financial statements.

Columbia Marsico Growth Fund invests only in Columbia Marsico Growth Master Portfolio. At March 31, 2006, Columbia Marsico Growth Fund owned 97.9% of Columbia Marsico Growth Master Portfolio. Columbia Marsico Growth Master Portfolio was invested in the following sectors at March 31, 2006:

Sector (Unaudited)	% of Net Assets
Consumer discretionary	24.2%
Industrials	16.9
Health care	16.7
Financials	16.4
Information technology	7.4
Consumer staples	4.9
Energy	4.0
Telecommunication services	1.3
Materials	1.2
Investment company	4.5
Short-term obligation	3.1
Other assets & liabilities, net	(0.6)
100.0%

See Accompanying Notes to Financial Statements.

Columbia Large Cap Core Fund

Investment portfolio  March 31, 2006

Value ($)
Investment company — 100.1%
Investment in Columbia Funds Master Investment Trust, Columbia Large Cap Core Master Portfolio(a)	1,596,473,202

Total investments	100.1%	1,596,473,202
Other assets & liabilities, net	(0.1)%	(1,923,128)
Net assets	100.0%	1,594,550,074

Notes to Investment Portfolio:

(a) The financial statements of the Columbia Large Cap Core Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia Large Cap Core Fund's financial statements.

Columbia Large Cap Core Fund invests only in Columbia Large Cap Core Master Portfolio. At March 31, 2006, Columbia Large Cap Core Fund owned 99.0% of Columbia Large Cap Core Master Portfolio. Columbia Large Cap Core Master Portfolio was invested in the following sectors at March 31, 2006:

Sector (Unaudited)	% of Net Assets
Financials	20.9%
Information technology	15.3
Health care	13.2
Industrials	11.8
Consumer discretionary	10.6
Energy	9.5
Consumer staples	9.0
Materials	3.3
Telecommunication services	3.3
Utilities	2.9
Short-term obligation	0.1
Other assets & liabilities, net	0.1
100.0%

See Accompanying Notes to Financial Statements.

Columbia Marsico Focused Equities Fund

Investment portfolio  March 31, 2006

Value ($)
Investment company — 99.9%
Investment in Columbia Funds Master Investment Trust, Columbia Marsico Focused Equities Master Portfolio(a)	4,120,053,395

Total investments	99.9%	4,120,053,395
Other assets & liabilities, net	0.1%	6,017,894
Net assets	100.0%	4,126,071,289

Notes to Investment Portfolio:

(a) The financial statements of the Columbia Marsico Focused Equities Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia Marsico Focused Equities Fund's financial statements.

Columbia Marsico Focused Equities Fund invests only in Marsico Focused Equities Master Portfolio. At March 31, 2006, Columbia Marsico Focused Equities Fund owned 99.3% of Columbia Marsico Focused Equities Master Portfolio. Columbia Marsico Focused Equities Master Portfolio was invested in the following sectors at March 31, 2006:

Sector (Unauduited)	% of Net Assets
Consumer discretionary	23.6%
Financials	20.8
Health care	17.4
Industrials	13.7
Information technology	8.7
Energy	4.4
Consumer staples	4.0
Investment company	4.5
Short-term obligation	2.0
Other assets & liabilities, net	0.9
100.0%

See Accompanying Notes to Financial Statements.

Columbia Marsico Mid Cap Growth Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 91.7%
	Consumer discretionary — 22.8%
	Hotels, restaurants & leisure — 17.7%
569,765	Cheesecake Factory, Inc.(a)	21,337,699
598,734	Las Vegas Sands Corp.(a)	33,924,268
403,897	Station Casinos, Inc.	32,057,305
278,561	Wynn Resorts Ltd.(a)	21,407,413
		108,726,685
	Household durables — 1.3%
237,625	Toll Brothers, Inc.(a)	8,228,954
	Media — 0.0%
3,468	Interpublic Group of Companies, Inc.(a)	33,154
	Multiline retail — 1.8%
279,466	Nordstrom, Inc.	10,949,478
	Textiles, apparel & luxury goods — 2.0%
350,091	Coach, Inc.(a)	12,106,147
		140,044,418
	Consumer staples — 2.7%
	Food products — 2.7%
431,173	Dean Foods Co.(a)	16,742,448
	Energy — 3.5%
	Energy equipment & services — 2.0%
322,631	Dresser-Rand Group, Inc.(a)	8,017,380
89,440	Petroleum Geo-Services, ADR(a)	4,158,066
		12,175,446
	Oil, gas & consumable fuels — 1.5%
179,884	Peabody Energy Corp.	9,067,952
		21,243,398
	Financials — 21.9%
	Capital markets — 9.2%
300,129	Crystal River Capital(b)(c)	7,503,225
113,849	Franklin Resources, Inc.	10,729,130
352,241	Investors Financial Services Corp.	16,509,536
370,825	Jefferies Group, Inc.	21,693,262
		56,435,153
	Commercial banks — 6.4%
349,002	ICICI Bank Ltd., ADR	9,660,375
706,910	UCBH Holdings, Inc.	13,374,737
215,392	Uniao de Bancos Brasileiros SA, ADR	15,919,623
		38,954,735
	Diversified financial services — 3.8%
52,057	Chicago Mercantile Exchange Holdings, Inc.	23,295,508

Shares		Value ($)
	Real estate — 2.5%
247,667	St. Joe Co.	15,563,394
		134,248,790
	Health care — 12.3%
	Biotechnology — 8.7%
782,248	Amylin Pharmaceuticals, Inc.(a)	38,291,040
224,907	Genzyme Corp.(a)	15,118,248
		53,409,288
	Health care equipment & supplies — 0.8%
131,234	Kyphon, Inc.(a)	4,881,905
	Health care providers & services — 2.8%
327,432	Humana, Inc.(a)	17,239,295
		75,530,488
	Industrials — 19.2%
	Aerospace & defense — 4.6%
66,819	Alliant Techsystems, Inc.(a)	5,156,422
383,870	Precision Castparts Corp.	22,801,878
		27,958,300
	Air freight & logistics — 2.7%
194,704	Expeditors International of Washington, Inc.	16,820,479
	Construction & engineering — 3.3%
366,567	McDermott International, Inc.(a)	19,959,573
	Machinery — 6.8%
161,655	Cummins, Inc.	16,989,941
410,748	Joy Global, Inc.	24,550,408
		41,540,349
	Road & rail — 1.8%
364,651	Genesee & Wyoming, Inc., Class A(a)	11,187,477
		117,466,178
	Information technology — 6.1%
	Communications equipment — 3.1%
310,346	QUALCOMM, Inc.	15,706,611
718,637	Sycamore Networks, Inc.(a)	3,377,594
		19,084,205
	Semiconductors & semiconductor equipment — 3.0%
427,209	Broadcom Corp., Class A(a)	18,438,340
		37,522,545
	Telecommunication services — 3.2%
	Diversified telecommunication services — 0.9%
998,052	Level 3 Communications, Inc.(a)	5,169,909

See Accompanying Notes to Financial Statements.

Columbia Marsico Mid Cap Growth Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Wireless telecommunication services — 2.3%
327,530	Leap Wireless International, Inc.(a)	14,277,033
		19,446,942
	Total common stocks (Cost of $440,079,702)	562,245,207
	Investment company — 4.5%
27,408,793	SSgA Prime Money Market Fund	27,408,793
	Total investment company (Cost of $27,408,793)	27,408,793

Total investments (Cost of $467,488,495)(d)	96.2%	589,654,000
Other assets & liabilities, net	3.8%	23,107,944
Net assets	100.0%	612,761,944

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of this security, which is not illiquid, represents 1.2% of net assets.

(d) Cost for federal income tax purposes is $468,228,300.

At March 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer discretionary	22.8%
Financials	21.9
Industrials	19.2
Health care	12.3
Information technology	6.1
Energy	3.5
Telecommunication services	3.2
Consumer staples	2.7
Investment company	4.5
Other assets & liabilities, net	3.8
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Columbia Marsico 21st Century Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 87.9%
	Consumer discretionary — 18.8%
	Automobiles — 2.2%
245,893	Toyota Motor Corp., ADR	26,777,748
	Hotels, restaurants & leisure — 15.3%
642,480	Cheesecake Factory, Inc.(a)	24,060,876
183,504	Chipotle Mexican Grill, Inc., Class A(a)	10,164,287
1,087,634	Las Vegas Sands Corp.(a)	61,625,342
677,289	Station Casinos, Inc.	53,756,428
452,773	Wynn Resorts Ltd.(a)	34,795,605
		184,402,538
	Textiles, apparel & luxury goods — 1.3%
444,045	Coach, Inc.(a)	15,355,075
		226,535,361
	Consumer staples — 1.1%
	Food products — 1.1%
347,336	Dean Foods Co.(a)	13,487,057
	Energy — 2.7%
	Energy equipment & services — 1.7%
165,244	Schlumberger Ltd.	20,914,933
	Oil, gas & consumable fuels — 1.0%
231,087	Peabody Energy Corp.	11,649,096
		32,564,029
	Financials — 23.0%
	Capital markets — 7.2%
233,425	Crystal River Capital(b)(c)	5,835,625
510,516	Jefferies Group, Inc.	29,865,186
470,836	UBS AG, Registered Shares	51,572,768
		87,273,579
	Commercial banks — 4.4%
730,430	Banco Itau Holding Financeira SA, ADR	21,744,901
592,301	ICICI Bank Ltd., ADR	16,394,891
776,154	UCBH Holdings, Inc.	14,684,834
		52,824,626
	Diversified financial services — 2.5%
67,257	Chicago Mercantile Exchange Holdings, Inc.	30,097,508
	Real estate — 7.9%
225,532	CB Richard Ellis Group, Inc., Class A(a)	18,200,432
1,087,015	Government Properties Trust, Inc., REIT	10,370,123
1,149,648	KKR Financial Corp., REIT	25,786,605
210,750	Redwood Trust, Inc., REIT	9,129,690
500,149	St. Joe Co.	31,429,363
		94,916,213

Shares		Value ($)
	Thrifts & mortgage finance — 1.0%
571,214	Clayton Holdings, Inc.(a)	12,041,191
		277,153,117
	Health care — 17.1%
	Biotechnology — 11.7%
1,559,152	Amylin Pharmaceuticals, Inc.(a)	76,320,490
937,641	Diversa Corp.(a)	8,541,910
324,901	Genentech, Inc.(a)	27,457,384
421,343	Genzyme Corp.(a)	28,322,676
		140,642,460
	Health care providers & services — 3.8%
811,615	UnitedHealth Group, Inc.	45,336,814
	Pharmaceuticals — 1.6%
131,826	Roche Holding AG, Genusschein Shares	19,630,531
		205,609,805
	Industrials — 20.6%
	Aerospace & defense — 4.4%
448,573	General Dynamics Corp.	28,699,700
405,787	Precision Castparts Corp.	24,103,748
		52,803,448
	Air freight & logistics — 3.3%
353,618	FedEx Corp.	39,937,617
	Construction & engineering — 1.2%
260,069	McDermott International, Inc.(a)	14,160,757
	Machinery — 6.5%
511,513	American Railcar Industries, Inc.	17,938,761
297,312	Caterpillar, Inc.	21,349,975
355,509	Deere & Co.	28,102,986
185,518	Joy Global, Inc.	11,088,411
		78,480,133
	Road & rail — 5.2%
412,121	Burlington Northern Santa Fe Corp.	34,342,043
923,242	Genesee & Wyoming, Inc., Class A(a)	28,325,049
		62,667,092
		248,049,047
	Information technology — 4.6%
	Communications equipment — 4.6%
1,424,087	Motorola, Inc.	32,625,833
454,748	QUALCOMM, Inc.	23,014,796
		55,640,629
	Total common stocks (Cost of $874,941,253)	1,059,039,045

See Accompanying Notes to Financial Statements.

Columbia Marsico 21st Century Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Investment company — 4.5%
53,836,603	SSgA Prime Money Market Fund	53,836,603
	Total investment company (Cost of $53,836,603)	53,836,603

Total investments (Cost of $928,777,856)(d)	92.4%	1,112,875,648
Other assets & liabilities, net	7.6%	91,307,569
Net assets	100.0%	1,204,183,217

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of this security, which is not illiquid, represents 0.5% of net assets.

(d) Cost for federal income tax purposes is $931,904,073.

At March 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	23.0%
Industrials	20.6
Consumer discretionary	18.8
Health care	17.1
Information technology	4.6
Energy	2.7
Consumer staples	1.1
Investment company	4.5
Other assets & liabilities, net	7.6
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund II

Investment portfolio  March 31, 2006

Value ($)
Investment companies — 100.1%
Investment in Columbia Funds Master Investment Trust, Columbia Small Cap Growth Master Portfolio II(a)	480,737,371

Total investments	100.1%	480,737,371
Other assets & liabilities, net	(0.1)%	(364,474)
Net assets	100.0%	480,372,897

Notes to Investment Portfolio:

(a) The financial statements of the Columbia Small Cap Growth Master Portfolio II, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Columbia Small Cap Growth Fund II's financial statements.

Columbia Small Cap Growth Fund II invests only in Columbia Small Cap Growth Fund Master Portfolio II. At March 31, 2006, Columbia Small Cap Growth Fund II owned 97.7% of Columbia Small Cap Growth Fund Master Portfolio II. Columbia Small Cap Growth Fund Master Portfolio II was invested in the following sectors at March 31, 2006:

Sector (Unaudited)	% of Net Assets
Information technology	29.0%
Health care	20.6
Consumer discretionary	15.0
Industrials	13.0
Energy	8.2
Financials	7.1
Materials	3.4
Telecommunication services	1.5
Short-term obligation	1.2
Other assets & liabilities, net	1.0
100.0%

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of assets and liabilities  March 31, 2006

	Convertible Securities Fund(a)($)	Asset Allocation Fund II(a)($)	Large Cap Value Fund(a)(b)($)	Mid Cap Value Fund(a)(b)($)	Small Cap Value Fund II(a)(b)($)	Growth Fund(a)(b)($)
Assets:
Unaffiliated investments, at identified cost (including short-term obligations)	1,169,400,413	146,920,225	3,120,810,577	2,115,764,938	184,189,762	—
Affiliated investments, at identified cost	—	—	—	—	—	3,488,744,452
Total investments, at identified cost	1,169,400,413	146,920,225	3,120,810,577	2,115,764,938	184,189,762	3,488,744,452
Unaffiliated investments, at value	1,287,306,919	168,459,102	3,844,031,288	2,709,570,375	249,580,218	—
Affiliated investments, at value	—	—	—	—	—	4,271,341,409
Total investments, at value	1,287,306,919	168,459,102	3,844,031,288	2,709,570,375	249,580,218	4,271,341,409
Cash	147,402	—	945	657	282	—
Receivable for:
Investments sold	17,535,375	670,866	40,021,874	39,143,835	5,464,348	—
Capital stock sold	390,546	171,184	7,803,082	7,640,958	611,415	19,071,018
Interest	6,160,453	453,647	5,690	79,333	857	—
Dividends	922,308	154,214	7,882,794	3,510,994	277,072	—
Foreign tax reclaim	—	131	—	10,808	—	—
Expense reimbursement due from Transfer Agent	—	—	659,662	—	—	—
Deferred trustees' compensation plan	—	—	79,030	51,785	—	—
Other assets	—	—	63,478	—	62	—
Total assets	1,312,463,003	169,909,144	3,900,547,843	2,760,008,745	255,934,254	4,290,412,427
Liabilities:
Payable to custodian bank	—	23,217	—	—	—	—
Payable for:
Investments purchased	8,251,807	12,380	24,457,976	28,285,680	4,034,021	—
Capital stock redeemed	1,333,357	182,955	4,495,264	2,721,220	273,418	5,980,789
Distributions	—	—	—	743	—	—
Investment advisory fee	680,761	86,685	1,492,719	1,237,351	141,956	—
Administration fee	177,663	10,636	521,502	369,837	26,861	412,913
Transfer agent fee	109,396	31,765	359,551	195,083	3,240	637,208
Pricing and bookkeeping fees	11,608	8,268	13,182	13,179	7,721	4,558
Merger costs	—	—	42,672	—	—	—
Trustees' fees	74,484	71,528	115,757	31,851	33,647	126,185
Audit fee	26,294	26,244	29,911	33,897	34,009	15,000
Service and distribution fees	225,081	46,474	901,263	532,645	4,544	1,114,136
Custody fee	3,583	1,300	12,512	3,150	1,042	101
Reports to shareholders	26,274	25,000	—	30,013	15,045	121,002
Chief compliance officer expenses	3,426	1,232	3,750	3,750	1,309	3,750
Deferred trustees' fees	—	—	79,030	51,785	—	—
Other liabilities	13,708	22,796	—	19,616	15,369	14,822
Total liabilities	10,937,442	550,480	32,525,089	33,529,800	4,592,182	8,430,464
Net assets	1,301,525,561	169,358,664	3,868,022,754	2,726,478,945	251,342,072	4,281,981,963
Net assets consist of:
Paid-in capital	1,116,159,013	164,984,181	3,044,285,982	1,965,524,537	175,315,273	3,677,097,759
Undistributed (overdistributed) net investment income (loss)	7,749,787	63,147	1,519,352	1,596,921	108,568	—
Accumulated net investment loss	—	—	—	—	—	(397)
Accumulated net realized gain (loss)	59,710,255	(17,227,541)	98,996,709	165,551,837	10,527,775	(177,712,356)
Unrealized appreciation (depreciation) on:
Investments	117,906,506	21,538,877	723,220,711	593,805,437	65,390,456	782,596,957
Foreign currency translations	—	—	—	213	—	—
Net assets	1,301,525,561	169,358,664	3,868,022,754	2,726,478,945	251,342,072	4,281,981,963

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of assets and liabilities (continued)  March 31, 2006

	Large Cap Core Fund(a)($)	Focused Equities Fund(a)($)	Mid Cap Growth Fund(a)($)	21st Century Fund(a)(b)($)	Small Cap Growth Fund II(a)($)
Assets:
Unaffiliated investments, at identified cost (including short-term obligations)	—	—	467,488,495	928,777,856	—
Affiliated investments, at identified cost	1,439,563,559	3,083,894,367	—	—	364,430,959
Total investments, at identified cost	1,439,563,559	3,083,894,367	467,488,495	928,777,856	364,430,959
Unaffiliated investments, at value	—	—	589,654,000	1,112,875,648	—
Affiliated investments, at value	1,596,473,202	4,120,053,395	—	—	480,737,371
Total investments, at value	1,596,473,202	4,120,053,395	589,654,000	1,112,875,648	480,737,371
Cash	—	—	23,571,418	79,603,739	—
Receivable for:
Investments sold	—	—	—	3,547,297	—
Capital stock sold	2,347,463	13,423,150	1,427,117	12,872,955	428,037
Interest	—	—	99,933	186,118	—
Dividends	—	—	265,292	909,778	—
Foreign tax reclaim	—	—	—	43,961	—
Expense reimbursement due from Transfer Agent	—	—	—	—	—
Deferred trustees' compensation plan	—	—	—	—	—
Other assets	—	—	—	—	—
Total assets	1,598,820,665	4,133,476,545	615,017,760	1,210,039,496	481,165,408
Liabilities:
Payable to custodian bank	—	—	—	—	—
Payable for:
Investments purchased	—	—	33,154	3,869,278	—
Capital stock redeemed	3,812,811	4,784,777	1,595,379	604,305	590,327
Distributions	—	—	—	—	—
Investment advisory fee	—	—	326,989	667,580	—
Administration fee	158,276	401,763	103,579	191,332	42,820
Transfer agent fee	79,014	628,328	16,403	79,266	8,813
Pricing and bookkeeping fees	4,558	4,558	12,203	12,158	4,558
Merger costs	—	—	—	—	—
Trustees' fees	59,319	38,561	67,335	44,174	38,039
Audit fee	15,000	15,000	32,755	32,750	15,000
Service and distribution fees	81,852	1,286,445	22,052	319,048	47,188
Custody fee	100	101	300	125	100
Reports to shareholders	41,631	226,082	23,997	17,704	27,001
Chief compliance officer expenses	3,750	3,750	1,892	2,252	1,735
Deferred trustees' fees	—	—	—	—	—
Other liabilities	14,280	15,891	19,778	16,307	16,930
Total liabilities	4,270,591	7,405,256	2,255,816	5,856,279	792,511
Net assets	1,594,550,074	4,126,071,289	612,761,944	1,204,183,217	480,372,897
Net assets consist of:
Paid-in capital	1,510,615,226	3,421,409,733	569,934,157	1,000,670,043	305,576,278
Undistributed (overdistributed) net investment income (loss)	4,413,779	—	—	—	—
Accumulated net investment loss	—	—	—	—	—
Accumulated net realized gain (loss)	(77,388,574)	(331,497,472)	(79,337,718)	19,416,244	58,490,207
Unrealized appreciation (depreciation) on:
Investments	156,909,643	1,036,159,028	122,165,505	184,097,792	116,306,412
Foreign currency translations	—	—	—	(862)	—
Net assets	1,594,550,074	4,126,071,289	612,761,944	1,204,183,217	480,372,897

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of assets and liabilities (continued)  March 31, 2006

	Convertible Securities Fund(a)($)	Asset Allocation Fund II(a)($)	Large Cap Value Fund(a)(b)($)	Mid Cap Value Fund(a)(b)($)	Small Cap Value Fund II(a)(b)($)	Growth Fund(a)(b)($)
Class A:
Net assets	352,009,555	119,407,804	1,066,455,756	874,428,863	8,646,218	1,956,821,909
Shares outstanding	20,007,976	5,374,551	73,048,065	58,268,592	612,439	100,218,659
Net asset value per share(c)	17.59	22.22	14.60	15.01	14.12	19.53
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share(d)	18.66	23.58	15.49	15.93	14.98	20.72
Class B:
Net assets	116,565,644	22,246,734	693,557,865	312,587,007	2,158,252	198,748,658
Shares outstanding	6,705,599	1,009,406	48,879,752	21,122,213	156,830	10,802,170
Net asset value and offering price per share(c)	17.38	22.04	14.19	14.80	13.76	18.40
Class C:
Net assets	57,192,729	2,467,749	98,883,659	123,789,072	1,671,266	679,734,588
Shares outstanding	3,254,434	112,068	6,967,666	8,339,785	121,555	36,891,926
Net asset value and offering price per share(c)	17.57	22.02	14.19	14.84	13.75	18.43
Class R:
Net assets	—	—	10,260	10,395	10,747	10,105
Shares outstanding	—	—	703	693	762	518
Net asset value, offering and redemption price per share	—	—	14.59	15.01	14.11	19.49
Class Z:
Net assets	775,757,633	25,236,377	2,009,115,214	1,415,663,608	238,855,589	1,446,666,703
Shares outstanding	44,096,433	1,138,222	137,472,532	94,182,889	16,812,526	72,982,140
Net asset value, offering and redemption price per share	17.59	22.17	14.61	15.03	14.21	19.82

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

(c) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(d) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of assets and liabilities (continued)  March 31, 2006

	Large Cap Core Fund(a)($)	Focused Equities Fund(a)($)	Mid Cap Growth Fund(a)($)	21st Century Fund(a)(b)($)	Small Cap Growth Fund II(a)($)
Class A:
Net assets	201,359,047	2,061,076,315	31,920,197	675,286,963	150,761,250
Shares outstanding	15,083,756	97,671,328	2,129,904	49,724,364	8,587,559
Net asset value per share(c)	13.35	21.10	14.99	13.58	17.56
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share(d)	14.16	22.39	15.90	14.41	18.63
Class B:
Net assets	31,541,572	509,933,104	16,240,216	97,005,894	16,229,367
Shares outstanding	2,436,282	25,610,215	1,239,505	7,467,576	1,000,989
Net asset value and offering price per share(c)	12.95	19.91	13.10	12.99	16.21
Class C:
Net assets	14,026,107	532,249,525	2,060,004	157,285,664	4,452,341
Shares outstanding	1,083,581	26,651,960	156,277	12,110,312	270,372
Net asset value and offering price per share(c)	12.94	19.97	13.18	12.99	16.47
Class R:
Net assets	—	—	—	10,708	—
Shares outstanding	—	—	—	789	—
Net asset value, offering and redemption price per share	—	—	—	13.58	—
Class Z:
Net assets	1,347,623,348	1,022,812,345	562,541,527	274,593,988	308,929,939
Shares outstanding	100,659,173	47,686,074	35,819,908	19,956,070	17,104,029
Net asset value, offering and redemption price per share	13.39	21.45	15.70	13.76	18.06

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of operations

For the year ended March 31, 2006

	Convertible Securities Fund(a)($)	Asset Allocation Fund II(a)($)	Large Cap Value Fund(a)(b)($)	Mid Cap Value Fund(a)(b)($)	Small Cap Value Fund II(a)(b)($)	Growth Fund(a)(b)($)
Net investment income
Income:
Dividends	15,679,698	1,979,996	63,448,950	26,869,747	2,995,700	—
Dividends from affiliates	411,248	114,919	222,591	111,036	39,251	—
Interest	32,657,688	2,482,120	1,184,201	1,616,568	201,514	—
Securities lending	60,887	214	35,822	—	29,186	—
Foreign taxes withheld	(3,754)	(80)	(157,272)	(46,757)	(970)	—
Allocated from Master Portfolio:
Dividends	—	—	—	—	—	24,438,253
Dividends from affiliates	—	—	—	—	—	2,350,166
Interest	—	—	—	—	—	7,988,431
Securities lending	—	—	—	—	—	84,144
Foreign taxes withheld	—	—	—	—	—	(474,849)
Total income	48,805,767	4,577,169	64,734,292	28,550,594	3,264,681	34,386,145
Expenses:
Expenses allocated from Master Portfolio	—	—	—	—	—	24,246,251
Investment advisory fee	8,467,535	1,052,089	13,620,302	8,994,560	1,486,919	—
Administration fee	2,332,950	182,699	4,684,232	2,603,232	331,117	3,862,115
Distribution fee:
Class B	972,578	237,164	3,148,720	1,215,520	12,625	1,478,402
Class C	462,539	18,361	454,178	354,619	5,708	3,819,841
Class R	—	—	10	10	10	22
Service fee:
Class A	904,040	288,814	1,675,266	987,166	14,836	3,580,942
Class B	324,099	79,055	1,049,519	396,148	4,210	492,801
Class C	154,143	6,120	151,381	116,023	1,904	1,273,280
Transfer agent fee	463,022	140,725	1,784,746	1,092,041	36,477	2,124,596
Pricing and bookkeeping fees	57,015	34,545	53,764	54,428	30,738	18,502
Trustees' fee	14,382	13,373	14,382	16,406	16,838	10,766
Custody fee	61,507	29,293	95,008	50,152	12,603	713
Reports to shareholders	127,298	25,924	171,656	121,348	—	648,287
Merger costs	—	—	42,672	46,411	—	—
Chief compliance officer expenses (See Note 4)	12,315	4,885	13,280	10,384	5,102	14,369
Non-recurring costs (See Note 9)	857,944	—	1,705,234	—	—	1,981,131
Other expenses	202,935	135,489	268,597	214,241	157,362	165,980
Total operating expenses	15,414,302	2,248,536	28,932,947	16,272,689	2,116,449	43,717,998
Interest expense	4,486	29	—	—	—	—
Total expenses	15,418,788	2,248,565	28,932,947	16,272,689	2,116,449	43,717,998
Expenses waived/reimbursed by Investment Advisor	—	—	(200,002)	—	—	—
Fees waived by Transfer Agent	—	(66,889)	(661,929)	—	—	(152,889)
Non-recurring costs assumed by Investment Advisor (See Note 9)	(857,944)	—	(1,705,234)	—	—	(1,981,131)
Custody earnings credit	(6,308)	(1,798)	(1,117)	(6,730)	(1,115)	—
Net expenses	14,554,536	2,179,878	26,364,665	16,265,959	2,115,334	41,583,978
Net investment income (loss)	34,251,231	2,397,291	38,369,627	12,284,635	1,149,347	(7,197,833)
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain on:
Investments	115,601,773	16,180,869	160,867,273	260,521,066	24,199,441	—
Foreign currency transactions	—	—	—	—	—	—
Allocated from Master Portfolio:
Investments, foreign currency and options	—	—	—	—	—	61,537,344
Net realized gain	115,601,773	16,180,869	160,867,273	260,521,066	24,199,441	61,537,344
Net change in unrealized appreciation (depreciation) on:
Investments	(10,385,686)	(5,000,527)	182,250,803	63,861,861	25,992,620	—
Foreign currency translations	—	—	—	213	—	—
Allocated from Master Portfolio:
Investments	—	—	—	—	—	391,335,326
Net change in unrealized appreciation (depreciation)	(10,385,686)	(5,000,527)	182,250,803	63,862,074	25,992,620	391,335,326
Net gain	105,216,087	11,180,342	343,118,076	324,383,140	50,192,061	452,872,670
Net increase resulting from operations	139,467,318	13,577,633	381,487,703	336,667,775	51,341,408	445,674,837

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of operations (continued)

	Large Cap Core Fund(a)($)	Focused Equities Fund(a)($)	Mid Cap Growth Fund(a)($)	21st Century Fund(a)(b)($)	Small Cap Growth Fund II(a)($)
Net investment income
Income:
Dividends	—	—	3,615,152	6,095,388	—
Dividends from affiliates	—	—	169,377	147,361	—
Interest	—	—	852,868	1,161,475	—
Securities lending	—	—	4,228	30,754	—
Foreign taxes withheld	—	—	(37,440)	(187,436)	—
Allocated from Master Portfolio:
Dividends	29,249,860	26,594,120	—	—	1,486,392
Dividends from affiliates	119,751	1,833,130	—	—	62,815
Interest	91,983	4,926,899	—	—	233,657
Securities lending	18,060	51,195	—	—	101,572
Foreign taxes withheld	(367,487)	(534,577)	—	—	(910)
Total income	29,112,167	32,870,767	4,604,185	7,247,542	1,883,526
Expenses:
Expenses allocated from Master Portfolio	9,373,962	25,680,523	—	—	3,727,586
Investment advisory fee	—	—	3,404,856	4,882,197	—
Administration fee	1,823,544	4,099,988	1,158,048	1,406,994	551,382
Distribution fee:
Class B	257,601	3,860,428	140,647	543,827	117,147
Class C	108,718	3,323,497	12,470	584,569	27,222
Class R	—	—	—	10	—
Service fee:
Class A	512,518	4,024,866	63,673	874,452	336,617
Class B	85,867	1,286,809	46,859	181,238	39,049
Class C	36,213	1,107,833	4,155	194,870	9,074
Transfer agent fee	473,668	2,954,018	108,009	417,194	227,340
Pricing and bookkeeping fees	18,502	18,502	47,184	57,806	18,502
Trustees' fee	7,924	7,041	16,498	16,233	7,019
Custody fee	903	638	338,925	554,390	900
Reports to shareholders	167,148	1,063,955	38,131	116,426	91,553
Merger costs	—	—	—	—	—
Chief compliance officer expenses (See Note 4)	12,671	15,000	7,461	7,802	7,303
Non-recurring costs (See Note 9)	939,106	2,101,710	—	—	290,658
Other expenses	109,402	171,796	159,138	225,320	109,928
Total operating expenses	13,927,747	49,716,604	5,546,054	10,063,328	5,561,280
Interest expense	—	—	—	—	—
Total expenses	13,927,747	49,716,604	5,546,054	10,063,328	5,561,280
Expenses waived/reimbursed by Investment Advisor	—	—	—	—	—
Fees waived by Transfer Agent	—	(634,613)	—	(89,992)	(51,392)
Non-recurring costs assumed by Investment Advisor (See Note 9)	(939,106)	(2,101,710)	—	—	(290,658)
Custody earnings credit	—	—	(329,440)	(539,837)	—
Net expenses	12,988,641	46,980,281	5,216,614	9,433,499	5,219,230
Net investment income (loss)	16,123,526	(14,109,514)	(612,429)	(2,185,957)	(3,335,704)
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain on:
Investments	—	—	35,486,295	39,453,859	—
Foreign currency transactions	—	—	2,768	1,263,310	—
Allocated from Master Portfolio:
Investments, foreign currency and options	89,001,209	209,766,458	—	—	123,538,803
Net realized gain	89,001,209	209,766,458	35,489,063	40,717,169	123,538,803
Net change in unrealized appreciation (depreciation) on:
Investments	—	—	97,150,342	148,645,710	—
Foreign currency translations	—	—	—	10,596	—
Allocated from Master Portfolio:
Investments	74,892,345	408,507,556	—	—	5,795,546
Net change in unrealized appreciation (depreciation)	74,892,345	408,507,556	97,150,342	148,656,306	5,795,546
Net gain	163,893,554	618,274,014	132,639,405	189,373,475	129,334,349
Net increase resulting from operations	180,017,080	604,164,500	132,026,976	187,187,518	125,998,645

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets

	Convertible Securities Fund		Asset Allocation Fund II
Increase (decrease) in net assets	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)
Operations:
Net investment income	34,251,231	39,475,116	2,397,291	2,478,902
Net realized gain on investments, foreign currency transactions, written options, futures contract and swap contracts	115,601,773	71,680,439	16,180,869	13,611,659
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(10,385,686)	(51,318,611)	(5,000,527)	(7,974,366)
Net increase resulting from operations	139,467,318	59,836,944	13,577,633	8,116,195
Distributions to shareholders:
From net investment income:
Class A	(8,688,760)	(28,975,394)	(1,704,173)	(460,864)
Class B	(2,128,143)	(10,858,261)	(185,268)	(1,700,760)
Class C	(1,013,136)	(3,141,652)	(17,222)	(405,479)
Class R	—	—	—	—
Class Z	(22,315,767)	(1,427,396)	(432,645)	(21,085)
From net realized gains:
Class A	(22,020,904)	(8,273,076)	—	—
Class B	(8,061,541)	(3,296,823)	—	—
Class C	(3,839,650)	(1,293,183)	—	—
Class Z	(52,837,073)	(581,245)	—	—
Total distributions to shareholders	(120,904,974)	(57,847,030)	(2,339,308)	(2,588,188)
Net capital share transactions	(225,358,123)	(79,964,569)	(24,304,488)	(21,989,492)
Net increase (decrease) in net assets	(206,795,779)	(77,974,655)	(13,066,163)	(16,461,485)
Net assets:
Beginning of period	1,508,321,340	1,586,295,995	182,424,827	198,886,312
End of period	1,301,525,561	1,508,321,340	169,358,664	182,424,827
Undistributed (overdistributed) net investment income (loss), at end of period	7,749,787	(516,280)	63,147	7,581

  (a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

  (b)  Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets (continued)

	Large Cap Value Fund		Mid Cap Value Fund
Increase (decrease) in net assets	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)
Operations:
Net investment income	38,369,627	23,999,531	12,284,635	6,608,188
Net realized gain on investments, foreign currency transactions, written options, futures contract and swap contracts	160,867,273	70,718,200	260,521,066	66,140,085
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	182,250,803	90,472,965	63,862,074	27,259,328
Net increase resulting from operations	381,487,703	185,190,696	336,667,775	100,007,601
Distributions to shareholders:
From net investment income:
Class A	(9,485,386)	(19,810,525)	(2,852,950)	(84,886)
Class B	(2,405,990)	(3,389,249)	(265,256)	(15,920)
Class C	(340,770)	(550,112)	(69,667)	(4,478)
Class R	(21)	—	(3)	—
Class Z	(24,916,361)	(119,932)	(8,287,772)	(6,155,170)
From net realized gains:
Class A	(7,732,585)	—	(28,487,870)	(666,284)
Class B	(5,018,515)	—	(11,941,687)	(288,884)
Class C	(722,636)	—	(3,181,374)	(65,006)
Class Z	(20,052,796)	—	(88,998,420)	(39,758,296)
Total distributions to shareholders	(70,675,060)	(23,869,818)	(144,084,999)	(47,038,924)
Net capital share transactions	1,786,517,032	180,127,330	1,926,928,477	49,217,181
Net increase (decrease) in net assets	2,097,329,675	341,448,208	2,119,511,253	102,185,858
Net assets:
Beginning of period	1,770,693,079	1,429,244,871	606,967,692	504,781,834
End of period	3,868,022,754	1,770,693,079	2,726,478,945	606,967,692
Undistributed (overdistributed) net investment income (loss), at end of period	1,519,352	1,295,288	1,596,921	347,734

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets (continued)

	Small Cap Value Fund II		Growth Fund
Increase (decrease) in net assets	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(b)($)		Year ended March 31, 2005($)
Operations:
Net investment income (loss)	1,149,347	(114,223)	(7,197,833)		(5,428,508)
Net realized gain (loss) on investments and foreign currency transactions	24,199,441	15,337,330	61,537,344	(c)	(31,650,974	)(c)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	25,992,620	7,285,596	391,335,326	(c)	146,209,698	(c)
Net increase resulting from operations	51,341,408	22,508,703	445,674,837		109,130,216
Distributions to shareholders:
From net investment income:
Class A	(12,777)	—	—		—
Class B	—	—	—		—
Class C	—	—	—		—
Class Z	(928,935)	—	—		—
From net realized gains:
Class A	(607,622)	(398,228)	—		—
Class B	(175,687)	(137,203)	—		—
Class C	(65,938)	(28,817)	—		—
Class Z	(21,995,534)	(15,476,178)	—		—
Total distributions to shareholders	(23,786,493)	(16,040,426)	—		—
Net capital share transactions	19,150,716	41,099,433	1,525,680,234		905,148,295
Net increase (decrease) in net assets	46,705,631	47,567,710	1,971,355,071		1,014,278,511
Net assets:
Beginning of period	204,636,441	157,068,731	2,310,626,892		1,296,348,381
End of period	251,342,072	204,636,441	4,281,981,963		2,310,626,892
Undistributed (overdistributed) net investment income, at end of period	108,568	—	—		(12,017)
Accumulated net investment loss	—	—	(397)		—

  (a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

  (b)  Class R shares commenced operations on January 23, 2006.

  (c)  Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets (continued)

	Large Cap Core Fund			Focused Equities Fund
Increase (decrease) in net assets	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)		Year ended March 31, 2006(a)($)		Year ended March 31, 2005($)
Operations:
Net investment income (loss)	16,123,526	17,861,909		(14,109,514)		(14,748,652)
Net realized gain (loss) on investments and foreign currency transactions	89,001,209 (c)	394,487,658	(c)	209,766,458	(c)	(1,276,709	)(c)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	74,892,345 (c)	(137,622,527	)(c)	408,507,556	(c)	146,168,327	(c)
Net increase resulting from operations	180,017,080	274,727,040		604,164,500		130,142,966
Distributions to shareholders:
From net investment income:
Class A	(1,707,155)	(14,473,427)		—		—
Class B	(51,528)	(1,795,733)		—		—
Class C	(21,729)	(3,390)		—		—
Class Z	(14,222,830)	(12,578)		—		—
From net realized gains:
Class A	—	—		—		—
Class B	—	—		—		—
Class C	—	—		—		—
Class Z	—	—		—		—
Total distributions to shareholders	(16,003,242)	(16,285,128)		—		—
Net capital share transactions	(22,637,750)	(629,800,146)		613,356,885		126,347,229
Net increase (decrease) in net assets	141,376,088	(371,358,234)		1,217,521,385		256,490,195
Net assets:
Beginning of period	1,453,173,986	1,824,532,220		2,908,549,904		2,652,059,709
End of period	1,594,550,074	1,453,173,986		4,126,071,289		2,908,549,904
Undistributed (overdistributed) net investment income, at end of period	4,413,779	4,293,495		—		(9,322)
Accumulated net investment loss	—	—		—		—

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets (continued)

	Mid Cap Growth Fund		21st Century Fund
Increase (decrease) in net assets	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)
Operations:
Net investment loss	(612,429)	(2,239,617)	(2,185,957)	(1,516,837)
Net realized gain on investments and foreign currency transactions	35,489,063	117,618,325	40,717,169	5,252,077
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	97,150,342	(95,277,997)	148,656,306	12,952,529
Net increase (decrease) resulting from operations	132,026,976	20,100,711	187,187,518	16,687,769
Distributions to shareholders:
From net investment income:
Class A	—	—	(160,339)	—
Class Z	—	—	(451,952)	—
From net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class Z	—	—	—	—
Total distributions to shareholders	—	—	(612,291)	—
Net capital share transactions	10,501,980	(62,322,823)	616,662,308	235,623,590
Net increase (decrease) in net assets	142,528,956	(42,222,112)	803,237,535	252,311,359
Net assets:
Beginning of period	470,232,988	512,455,100	400,945,682	148,634,323
End of period	612,761,944	470,232,988	1,204,183,217	400,945,682
Overdistributed net investment income, at end of period	—	—	—	(5,566)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

(c) Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets (continued)

	Small Cap Growth Fund II
Increase (decrease) in net assets	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)
Operations:
Net investment loss	(3,335,704)	(5,027,027)
Net realized gain on investments and foreign currency transactions	123,538,803 (c)	84,648,186	(c)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,795,546 (c)	(83,966,916	)(c)
Net increase (decrease) resulting from operations	125,998,645	(4,345,757)
Distributions to shareholders:
From net investment income:
Class A	—	—
Class Z	—	—
From net realized gains:
Class A	(14,929,761)	—
Class B	(1,769,548)	—
Class C	(423,635)	—
Class Z	(32,777,429)	—
Total distributions to shareholders	(49,900,373)	—
Net capital share transactions	(108,881,474)	(229,591,765)
Net increase (decrease) in net assets	(32,783,202)	(233,937,522)
Net assets:
Beginning of period	513,156,099	747,093,621
End of period	480,372,897	513,156,099
Overdistributed net investment income, at end of period	—	—

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity

	Convertible Securities Fund
	Year ended March 31, 2006(a)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	2,694,441	46,893,441	3,700,855	66,448,861
Distributions reinvested	1,607,941	27,253,730	817,450	12,100,000
Redemptions	(5,814,342)	(100,641,686)	(5,997,842)	(103,893,646)
Net increase (decrease)	(1,511,960)	(26,494,515)	(1,479,537)	(25,344,785)
Class B (See Note 2):
Subscriptions	216,683	3,686,661	638,797	11,494,716
Distributions reinvested	513,460	8,567,036	246,962	3,684,000
Redemptions	(2,367,849)	(40,750,262)	(1,543,224)	(26,386,519)
Net decrease	(1,637,706)	(28,496,565)	(657,465)	(11,207,803)
Class C (See Note 2):
Subscriptions	511,156	8,757,026	866,344	15,151,512
Distributions reinvested	155,492	2,623,966	66,239	1,001,000
Redemptions	(1,267,570)	(21,832,476)	(1,189,954)	(20,530,048)
Net increase (decrease)	(600,922)	(10,451,484)	(257,371)	(4,377,536)
Class Z:
Subscriptions	3,790,394	65,433,203	12,476,365	216,868,213
Distributions reinvested	610,234	10,293,779	168,916	2,725,000
Redemptions	(13,614,941)	(235,642,541)	(14,886,451)	(258,627,658)
Net decrease	(9,214,313)	(159,915,559)	(2,241,170)	(39,034,445)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Asset Allocation Fund II
	Year ended March 31, 2006(a)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	1,004,533	21,640,551	799,273	16,273,318
Distributions reinvested	72,804	1,584,397	77,592	1,588,328
Redemptions	(953,835)	(20,572,979)	(904,117)	(18,452,543)
Net increase (decrease)	123,502	2,651,969	(27,252)	(590,897)
Class B (See Note 2):
Subscriptions	30,041	634,625	56,046	1,170,162
Distributions reinvested	7,768	167,516	17,982	365,570
Redemptions	(1,154,910)	(24,618,326)	(1,146,712)	(23,059,281)
Net decrease	(1,117,101)	(23,816,185)	(1,072,684)	(21,523,549)
Class C (See Note 2):
Subscriptions	20,865	445,564	28,378	576,113
Distributions reinvested	685	14,800	952	19,386
Redemptions	(36,735)	(773,136)	(20,527)	(414,918)
Net increase (decrease)	(15,185)	(312,772)	8,803	180,581
Class Z:
Subscriptions	33,577	716,695	124,335	2,579,182
Distributions reinvested	10,108	219,182	11,225	229,413
Redemptions	(175,513)	(3,763,377)	(141,793)	(2,864,222)
Net decrease	(131,828)	(2,827,500)	(6,233)	(55,627)

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Large Cap Value Fund
	Year ended March 31, 2006(a)(b)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	17,010,334	234,225,646	8,473,403	105,525,823
Capital contribution from investment advisor	—	—	—	—
Proceeds received in connection with merger	42,999,477	590,920,619	—	—
Distributions reinvested	1,157,937	16,070,204	325,655	3,200,426
Redemptions	(10,409,177)	(143,540,562)	(4,352,037)	(53,135,290)
Net increase	50,758,571	697,675,907	4,447,021	55,590,959
Class B (See Note 2):
Subscriptions	705,988	9,465,367	376,156	4,723,731
Capital contribution from investment advisor	—	—	—	—
Proceeds received in connection with merger	51,762,726	690,375,181	—	—
Distributions reinvested	492,802	6,697,512	61,707	487,355
Redemptions	(10,727,507)	(144,759,533)	(1,366,273)	(16,078,768)
Net increase (decrease)	42,234,009	561,778,527	(928,410)	(10,867,682)
Class C (See Note 2):
Subscriptions	280,794	3,767,177	121,451	1,464,474
Capital contribution from investment advisor	—	—	—	—
Proceeds received in connection with merger	6,513,119	86,890,890	—	—
Distributions reinvested	63,844	867,871	7,847	60,638
Redemptions	(1,240,176)	(16,644,388)	(1,282,278)	(14,884,885)
Net increase (decrease)	5,617,581	74,881,550	(1,152,980)	(13,359,773)
Class R:
Subscriptions	702	10,000	—	—
Distributions reinvested	1	21	—	—
Net increase	703	10,021	—	—
Class Z:
Subscriptions	23,240,909	317,334,267	27,907,357	345,028,448
Capital contribution from investment advisor	—	—	—	—
Proceeds received in connection with merger	35,754,134	491,892,503	—	—
Distributions reinvested	1,482,567	20,407,204	898,538	11,155,904
Redemptions	(27,938,604)	(377,462,947)	(16,832,690)	(207,420,526)
Net increase	32,539,006	452,171,027	11,973,205	148,763,826

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

(c) Rounds to less than 1 share.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Mid Cap Value Fund
	Year ended March 31, 2006(a)(b)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	11,677,764	167,985,374	288,769	3,982,422
Capital contribution from investment advisor	—	—	—	6,711
Proceeds received in connection with merger	51,325,081	711,891,123	—	—
Distributions reinvested	2,039,062	28,703,222	71,521	644,000
Redemptions	(7,505,040)	(107,012,980)	(264,358)	(3,369,850)
Net increase	57,536,867	801,566,739	95,932	1,263,283
Class B (See Note 2):
Subscriptions	781,047	11,051,935	54,542	844,375
Capital contribution from investment advisor	—	—	—	2,876
Proceeds received in connection with merger	22,494,617	308,153,765	—	—
Distributions reinvested	806,458	11,198,974	32,428	281,000
Redemptions	(3,280,082)	(46,376,440)	(54,321)	(689,369)
Net increase (decrease)	20,802,040	284,028,234	32,649	438,882
Class C (See Note 2):
Subscriptions	3,769,474	53,763,446	33,442	437,550
Capital contribution from investment advisor	—	—	—	626
Proceeds received in connection with merger	4,970,445	68,284,285	—	—
Distributions reinvested	175,783	2,448,168	4,292	42,000
Redemptions	(643,711)	(9,093,054)	(23,698)	(310,629)
Net increase (decrease)	8,271,991	115,402,845	14,036	169,547
Class R:
Subscriptions	693	10,000	—	—
Distributions reinvested	— (c)	2	—	—
Net increase	693	10,002	—	—
Class Z:
Subscriptions	14,450,028	203,985,452	9,886,268	133,739,621
Capital contribution from investment advisor	—	—	—	392,613
Proceeds received in connection with merger	46,853,054	651,288,467	—	—
Distributions reinvested	2,730,443	37,582,084	935,053	8,478,000
Redemptions	(11,972,212)	(166,935,346)	(7,198,376)	(95,264,765)
Net increase	52,061,313	725,920,657	3,622,945	47,345,469

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Small Cap Value Fund II
	Year ended March 31, 2006(a)(b)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	257,409	3,413,661	118,698	1,732,495
Distributions reinvested	46,655	578,526	59,907	370,990
Redemptions	(80,275)	(1,042,337)	(103,076)	(1,236,360)
Net increase	223,789	2,949,850	75,529	867,125
Class B (See Note 2):
Subscriptions	41,997	540,142	28,156	439,454
Distributions reinvested	14,176	171,747	21,131	131,476
Redemptions	(27,113)	(341,182)	(36,524)	(430,766)
Net increase (decrease)	29,060	370,707	12,763	140,164
Class C (See Note 2):
Subscriptions	90,940	1,166,184	15,281	196,873
Distributions reinvested	4,374	53,447	3,470	21,489
Redemptions	(3,938)	(49,089)	(11,499)	(135,728)
Net increase	91,376	1,170,542	7,252	82,634
Class R:
Subscriptions	762	10,000	—	—
Redemptions	—	—	—	—
Net increase	762	10,000	—	—
Class Z:
Subscriptions	4,732,086	61,603,472	4,809,075	61,750,866
Distributions reinvested	591,973	7,357,372	767,657	4,833,194
Redemptions	(4,208,074)	(54,311,227)	(2,197,550)	(26,574,550)
Net increase	1,115,985	14,649,617	3,379,182	40,009,510

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Growth Fund
	Year ended March 31, 2006(a)(b)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	57,162,495	1,043,165,444	31,673,469	526,629,446
Distributions reinvested	—	—	115,115	1,765,653
Redemptions	(14,985,579)	(274,230,475)	(8,331,038)	(135,355,840)
Net increase	42,176,916	768,934,969	23,457,546	393,039,259
Class B (See Note 2):
Subscriptions	1,982,503	34,081,794	1,127,746	17,821,426
Distributions reinvested	—	—	—	—
Redemptions	(3,214,365)	(55,354,713)	(2,341,233)	(35,986,316)
Net increase (decrease)	(1,231,862)	(21,272,919)	(1,213,487)	(18,164,890)
Class C (See Note 2):
Subscriptions	18,337,929	316,058,442	11,708,673	184,666,842
Distributions reinvested	—	—	—	—
Redemptions	(3,177,318)	(55,303,987)	(1,711,112)	(26,556,237)
Net increase	15,160,611	260,754,455	9,997,561	158,110,605
Class R:
Subscriptions	2,908	56,029	—	—
Redemptions	(2,390)	(45,466)	—	—
Net increase	518	10,563	—	—
Class Z:
Subscriptions	36,122,180	667,164,412	26,852,891	458,225,993
Distributions reinvested	—	—	—	—
Redemptions	(8,055,589)	(149,911,246)	(5,236,865)	(86,062,672)
Net increase	28,066,591	517,253,166	21,616,026	372,163,321

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Large Cap Core Fund
	Year ended March 31, 2006(a)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	725,138	9,118,703	1,308,286	15,204,408
Distributions reinvested	124,448	1,615,327	137,561	1,676,082
Redemptions	(3,557,521)	(44,658,040)	(4,912,489)	(57,026,739)
Net increase (decrease)	(2,707,935)	(33,924,010)	(3,466,642)	(40,146,249)
Class B (See Note 2):
Subscriptions	38,493	472,157	22,392	257,119
Distributions reinvested	3,784	47,711	265	3,140
Redemptions	(795,192)	(9,719,903)	(809,806)	(9,136,800)
Net decrease	(752,915)	(9,200,035)	(787,149)	(8,876,541)
Class C (See Note 2):
Subscriptions	134,660	1,644,077	252,344	2,853,921
Distributions reinvested	1,718	21,666	1,054	12,530
Redemptions	(332,381)	(4,078,911)	(463,232)	(5,266,259)
Net increase (decrease)	(196,003)	(2,413,168)	(209,834)	(2,399,808)
Class Z:
Subscriptions	19,960,009	249,836,147	8,181,562	96,076,852
Distributions reinvested	250,331	3,256,811	103,341	1,261,718
Redemptions	(18,256,409)	(230,193,495)	(40,584,012)	(675,716,118)
Net increase (decrease)	1,953,931	22,899,463	(32,299,109)	(578,377,548)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Focused Equities Fund
	Year ended March 31, 2006(a)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	41,656,396	810,411,959	27,692,395	470,233,468
Distributions reinvested	—	—	—	—
Redemptions	(15,099,675)	(292,503,989)	(17,995,171)	(300,514,345)
Net increase (decrease)	26,556,721	517,907,970	9,697,224	169,719,123
Class B (See Note 2):
Subscriptions	1,118,910	20,560,380	1,089,216	17,602,227
Distributions reinvested	—	—	—	—
Redemptions	(6,306,928)	(115,519,783)	(6,172,080)	(99,022,064)
Net decrease	(5,188,018)	(94,959,403)	(5,082,864)	(81,419,837)
Class C (See Note 2):
Subscriptions	7,369,999	136,795,748	5,812,513	93,826,172
Distributions reinvested	—	—	—	—
Redemptions	(3,443,879)	(62,848,503)	(4,350,034)	(70,367,902)
Net increase (decrease)	3,926,120	73,947,245	1,462,479	23,458,270
Class Z:
Subscriptions	11,206,795	222,549,775	8,009,026	139,607,571
Distributions reinvested	—	—	—	—
Redemptions	(5,435,814)	(106,088,702)	(7,403,458)	(125,017,898)
Net increase (decrease)	5,770,981	116,461,073	605,568	14,589,673

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Mid Cap Growth Fund
	Year ended March 31, 2006(a)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	899,331	11,383,382	404,833	4,625,765
Distributions reinvested	—	—	—	—
Redemptions	(573,142)	(7,336,493)	(613,934)	(7,017,766)
Net increase (decrease)	326,189	4,046,889	(209,101)	(2,392,001)
Class B (See Note 2):
Subscriptions	58,923	670,839	82,253	837,386
Redemptions	(1,025,374)	(11,339,251)	(537,101)	(5,422,764)
Net increase (decrease)	(966,451)	(10,668,412)	(454,848)	(4,585,378)
Class C (See Note 2):
Subscriptions	58,475	663,123	28,126	289,872
Redemptions	(44,804)	(497,294)	(65,722)	(674,821)
Net increase (decrease)	13,671	165,829	(37,596)	(384,949)
Class R:
Subscriptions	—	—	—	—
Class Z:
Subscriptions	7,650,942	101,040,131	6,300,900	77,731,748
Distributions reinvested	—	—	—	—
Redemptions	(6,259,014)	(84,082,457)	(11,172,057)	(132,692,243)
Net increase (decrease)	1,391,928	16,957,674	(4,871,157)	(54,960,495)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	21st Century Fund
	Year ended March 31, 2006(a)(b)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	37,795,430	453,366,877	14,419,850	150,836,519
Distributions reinvested	10,924	134,695	—	—
Redemptions	(5,712,757)	(66,515,504)	(1,800,735)	(18,144,627)
Net increase (decrease)	32,093,597	386,986,068	12,619,115	132,691,892
Class B (See Note 2):
Subscriptions	2,597,049	29,599,492	1,622,623	16,267,734
Redemptions	(1,047,933)	(11,588,960)	(831,309)	(7,978,987)
Net increase (decrease)	1,549,116	18,010,532	791,314	8,288,747
Class C (See Note 2):
Subscriptions	9,052,911	104,468,105	2,538,993	25,800,804
Redemptions	(706,113)	(8,003,132)	(336,870)	(3,296,837)
Net increase (decrease)	8,346,798	96,464,973	2,202,123	22,503,967
Class R:
Subscriptions	789	10,000	—	—
Class Z:
Subscriptions	11,200,179	138,196,432	7,493,078	78,012,714
Distributions reinvested	2,460	30,726	—	—
Redemptions	(1,934,965)	(23,036,423)	(581,159)	(5,873,730)
Net increase (decrease)	9,267,674	115,190,735	6,911,919	72,138,984

See Accompanying Notes to Financial Statements.

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Small Cap Growth Fund II
	Year ended March 31, 2006(a)		Year ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2):
Subscriptions	585,432	9,431,927	1,419,382	20,817,399
Distributions reinvested	894,906	13,718,926	—	—
Redemptions	(1,687,176)	(26,806,533)	(6,781,959)	(97,836,662)
Net decrease	(206,838)	(3,655,680)	(5,362,577)	(77,019,263)
Class B (See Note 2):
Subscriptions	46,126	698,594	78,611	1,094,088
Distributions reinvested	110,974	1,574,724	—	—
Redemptions	(297,578)	(4,491,697)	(299,088)	(4,131,795)
Net decrease	(140,478)	(2,218,379)	(220,477)	(3,037,707)
Class C (See Note 2):
Subscriptions	63,584	970,165	48,697	687,507
Distributions reinvested	17,759	255,904	—	—
Redemptions	(65,757)	(980,736)	(172,192)	(2,423,949)
Net increase (decrease)	15,586	245,333	(123,495)	(1,736,442)
Class Z:
Subscriptions	979,921	16,028,822	2,619,085	39,403,665
Distributions reinvested	520,648	8,205,409	—	—
Redemptions	(7,830,689)	(127,486,979)	(12,379,989)	(187,202,018)
Net decrease	(6,330,120)	(103,252,748)	(9,760,904)	(147,798,353)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

[This page intentionally left blank]

Columbia Funds

Financial highlights

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
Convertible Securities
Class A Shares
Year ended 3/31/2006(e)	$17.35	$0.41	$1.32	$1.73	$(0.42)	$(1.07)
Year ended 3/31/2005	17.33	0.43	0.24	0.67	(0.50)	(0.15)
Year ended 3/31/2004	13.77	0.47	3.53	4.00	(0.44)	—
Year ended 3/31/2003	16.02	0.47	(2.25)	(1.78)	(0.47)	—
Year ended 3/31/2002	16.04	0.59	(0.04)	0.55	(0.52)	(0.05)
Class B Shares
Year ended 3/31/2006(e)	$17.16	$0.28	$1.30	$1.58	$(0.29)	$(1.07)
Year ended 3/31/2005	17.15	0.30	0.23	0.53	(0.37)	(0.15)
Year ended 3/31/2004	13.64	0.35	3.48	3.83	(0.32)	—
Year ended 3/31/2003	15.88	0.36	(2.24)	(1.88)	(0.36)	—
Year ended 3/31/2002	15.92	0.45	(0.03)	0.42	(0.41)	(0.05)
Class C Shares
Year ended 3/31/2006(e)	$17.34	$0.28	$1.31	$1.59	$(0.29)	$(1.07)
Year ended 3/31/2005	17.31	0.30	0.25	0.55	(0.37)	(0.15)
Year ended 3/31/2004	13.77	0.35	3.52	3.87	(0.33)	—
Year ended 3/31/2003	16.04	0.36	(2.26)	(1.90)	(0.37)	—
Year ended 3/31/2002	16.08	0.45	(0.03)	0.42	(0.41)	(0.05)
Class Z Shares
Year ended 3/31/2006(e)	$17.35	$0.46	$1.31	$1.77	$(0.46)	$(1.07)
Year ended 3/31/2005	17.32	0.48	0.24	0.72	(0.54)	(0.15)
Year ended 3/31/2004	13.77	0.51	3.52	4.03	(0.48)	—
Year ended 3/31/2003	16.03	0.51	(2.27)	(1.76)	(0.50)	—
Year ended 3/31/2002	16.05	0.59	—	0.59	(0.56)	(0.05)

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.09% for Class A shares, 1.84% each for Class B and Class C shares and 0.84% for Class Z shares.

(g)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.16% for Class A shares, 1.91% each for Class B and Class C shares and 0.91% for Class Z shares.

(h)  The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(i)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.20% for Class A shares, 1.95% each for Class B and Class C shares and 0.95% for Class Z shares.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

									Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets(c)(d)		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Convertible Securities
Class A Shares
Year ended 3/31/2006(e)	$(1.49)	$17.59	10.54%	$352,010	1.09%		2.39%	40%	1.15	%(f)
Year ended 3/31/2005	(0.65)	17.35	3.87	373,390	1.16		2.50	37	1.19	(g)
Year ended 3/31/2004	(0.44)	17.33	29.32	398,485	1.19	(h)	2.94	91	1.22	(i)
Year ended 3/31/2003	(0.47)	13.77	(11.18)	292,622	1.22		3.34	57	1.22
Year ended 3/31/2002	(0.57)	16.02	3.48	321,858	1.25		3.53	50	1.25
Class B Shares
Year ended 3/31/2006(e)	$(1.36)	$17.38	9.72%	$116,566	1.84%		1.64%	40%	1.90	%(f)
Year ended 3/31/2005	(0.52)	17.16	3.08	143,194	1.91		1.75	37	1.94	(g)
Year ended 3/31/2004	(0.32)	17.15	28.30	154,322	1.94	(h)	2.19	91	1.97	(i)
Year ended 3/31/2003	(0.36)	13.64	(11.83)	111,468	1.97		2.59	57	1.97
Year ended 3/31/2002	(0.46)	15.88	2.68	90,408	2.00		2.78	50	2.00
Class C Shares
Year ended 3/31/2006(e)	$(1.36)	$17.57	9.68%	$57,193	1.84%		1.64%	40%	1.90	%(f)
Year ended 3/31/2005	(0.52)	17.34	3.16	66,844	1.91		1.75	37	1.94	(g)
Year ended 3/31/2004	(0.33)	17.31	28.31	71,205	1.94	(h)	2.19	91	1.97	(i)
Year ended 3/31/2003	(0.37)	13.77	(11.89)	30,293	1.97		2.59	57	1.97
Year ended 3/31/2002	(0.46)	16.04	2.66	20,370	2.00		2.78	50	2.00
Class Z Shares
Year ended 3/31/2006(e)	$(1.53)	$17.59	10.81%	$775,758	0.84%		2.64%	40%	0.90	%(f)
Year ended 3/31/2005	(0.69)	17.35	4.18	924,893	0.91		2.75	37	0.94	(g)
Year ended 3/31/2004	(0.48)	17.32	29.54	962,284	0.94	(h)	3.19	91	0.97	(i)
Year ended 3/31/2003	(0.50)	13.77	(11.01)	523,271	0.97		3.59	57	0.97
Year ended 3/31/2002	(0.61)	16.03	3.74	236,202	1.00		3.78	50	1.00

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
Asset Allocation II
Class A Shares
Year ended 3/31/2006(d)	$20.84	$0.32		$1.37	$1.69	$(0.31)	$—
Year ended 3/31/2005	20.20	0.31	(f)	0.65 (g)	0.96	(0.32)	—
Year ended 3/31/2004	16.44	0.25		3.80	4.05	(0.29)	—
Year ended 3/31/2003	19.92	0.29		(3.48)	(3.19)	(0.29)	—
Year ended 3/31/2002	20.32	0.39		(0.40)	(0.01)	(0.36)	(0.03)
Class B Shares
Year ended 3/31/2006(d)	$20.67	$0.14		$1.38	$1.52	$(0.15)	$—
Year ended 3/31/2005	20.04	0.15	(f)	0.64 (g)	0.79	(0.16)	—
Year ended 3/31/2004	16.31	0.11		3.76	3.87	(0.14)	—
Year ended 3/31/2003	19.81	0.15		(3.47)	(3.32)	(0.18)	—
Year ended 3/31/2002	20.22	0.23		(0.39)	(0.16)	(0.22)	(0.03)
Class C Shares
Year ended 3/31/2006(d)	$20.65	$0.15		$1.37	$1.52	$(0.15)	$—
Year ended 3/31/2005	20.02	0.15	(f)	0.65 (g)	0.80	(0.17)	—
Year ended 3/31/2004	16.31	0.11		3.75	3.86	(0.15)	—
Year ended 3/31/2003	19.84	0.15		(3.48)	(3.33)	(0.20)	—
Year ended 3/31/2002	20.24	0.24		(0.40)	(0.16)	(0.21)	(0.03)
Class Z Shares
Year ended 3/31/2006(d)	$20.81	$0.37		$1.36	$1.73	$(0.37)	$—
Year ended 3/31/2005	20.18	0.36	(f)	0.64 (g)	1.00	(0.37)	—
Year ended 3/31/2004	16.42	0.29		3.81	4.10	(0.34)	—
Year ended 3/31/2003	19.93	0.32		(3.49)	(3.17)	(0.34)	—
Year ended 3/31/2002	20.32	0.44		(0.39)	0.05	(0.41)	(0.03)

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(f)  Net dividend income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(g)  The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain (loss) on investments by $0.01 for Class A, Class B, Class C and Class Z shares.

(h)  Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.73%, 3.92%, 3.95% and 4.94% for Class A, Class B, Class C and Class Z shares.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

									Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Asset Allocation II
Class A Shares
Year ended 3/31/2006(d)	$(0.31)	$22.22	8.17%	$119,408	1.13	%(e)	1.49%	102%	1.17%
Year ended 3/31/2005	(0.32)	20.84	4.80 (h)	109,409	1.25	(e)	1.50	136	1.32
Year ended 3/31/2004	(0.29)	20.20	24.73	106,642	1.29	(e)	1.33	189	1.32
Year ended 3/31/2003	(0.29)	16.44	(16.05)	88,011	1.29	(e)	1.58	315	1.29
Year ended 3/31/2002	(0.39)	19.92	(0.05)	223,579	1.28		1.85	226	1.28
Class B Shares
Year ended 3/31/2006(d)	$(0.15)	$22.04	7.38%	$22,247	1.88	%(e)	0.68%	102%	1.92%
Year ended 3/31/2005	(0.16)	20.67	3.97 (h)	43,962	2.00	(e)	0.75	136	2.07
Year ended 3/31/2004	(0.14)	20.04	23.79	64,122	2.04	(e)	0.58	189	2.07
Year ended 3/31/2003	(0.18)	16.31	(16.80)	72,344	2.04	(e)	0.83	315	2.04
Year ended 3/31/2002	(0.25)	19.81	(0.77)	124,983	2.03		1.10	226	2.03
Class C Shares
Year ended 3/31/2006(d)	$(0.15)	$22.02	7.39%	$2,468	1.88	%(e)	0.73%	102%	1.92%
Year ended 3/31/2005	(0.17)	20.65	4.02 (h)	2,628	2.00	(e)	0.75	136	2.07
Year ended 3/31/2004	(0.15)	20.02	23.73	2,372	2.04	(e)	0.58	189	2.07
Year ended 3/31/2003	(0.20)	16.31	(16.80)	1,992	2.04	(e)	0.83	315	2.04
Year ended 3/31/2002	(0.24)	19.84	(0.78)	3,220	2.03		1.10	226	2.03
Class Z Shares
Year ended 3/31/2006(d)	$(0.37)	$22.17	8.35%	$25,236	0.88	%(e)	1.72%	102%	0.92%
Year ended 3/31/2005	(0.37)	20.81	5.01 (h)	26,425	1.00	(e)	1.75	136	1.07
Year ended 3/31/2004	(0.34)	20.18	25.07	25,750	1.04	(e)	1.58	189	1.07
Year ended 3/31/2003	(0.34)	16.42	(15.96)	35,514	1.04	(e)	1.83	315	1.04
Year ended 3/31/2002	(0.44)	19.93	0.26	40,287	1.03		2.10	226	1.03

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
Large Cap Value
Class A Shares
Year ended 3/31/2006(d)	$13.10	$0.19		$1.64	$1.83	$(0.16)	$(0.17)
Year ended 3/31/2005	11.84	0.17		1.26	1.43	(0.17)	—
Year ended 3/31/2004	8.46	0.14		3.36	3.50	(0.12)	—
Year ended 3/31/2003	11.94	0.11		(3.31)	(3.20)	(0.10)	(0.18)
Year ended 3/31/2002	12.38	0.09		0.58	0.67	(0.08)	(1.03)
Class B Shares
Year ended 3/31/2006(d)	$12.75	$0.08		$1.59	$1.67	$(0.06)	$(0.17)
Year ended 3/31/2005	11.53	0.08		1.22	1.30	(0.08)	—
Year ended 3/31/2004	8.25	0.05		3.27	3.32	(0.04)	—
Year ended 3/31/2003	11.66	0.03		(3.22)	(3.19)	(0.04)	(0.18)
Year ended 3/31/2002	12.13	—	(j)	0.59	0.59	(0.03)	(1.03)
Class C Shares
Year ended 3/31/2006(d)	$12.75	$0.08		$1.59	$1.67	$(0.06)	$(0.17)
Year ended 3/31/2005	11.52	0.08		1.22	1.30	(0.07)	—
Year ended 3/31/2004	8.24	0.05		3.27	3.32	(0.04)	—
Year ended 3/31/2003	11.65	0.04		(3.22)	(3.18)	(0.05)	(0.18)
Year ended 3/31/2002	12.13	—	(j)	0.58	0.58	(0.03)	(1.03)
Class R Shares
Period ended 3/31/2006(k)	$14.05	$0.04		$0.53	$0.57	$(0.03)	$—
Class Z Shares
Year ended 3/31/2006(d)	$13.12	$0.22		$1.63	$1.85	$(0.19)	$(0.17)
Year ended 3/31/2005	11.85	0.20		1.27	1.47	(0.20)	—
Year ended 3/31/2004	8.48	0.16		3.36	3.52	(0.15)	—
Year ended 3/31/2003	11.96	0.14		(3.31)	(3.17)	(0.13)	(0.18)
Year ended 3/31/2002	12.39	0.12		0.58	0.70	(0.10)	(1.03)

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)   On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.99% for Class A shares, 1.74% each for Class B, Class C shares, 1.35% for Class R shares and 0.74% for Class Z shares.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class A shares, 1.87% each for Class B and Class C shares and 0.87% for Class Z shares.

(g)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(h)  The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(i)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursement would have been 1.18% for Class A shares, 1.93% each for Class B and Class C shares and 0.93% for Class Z shares.

(j)  Amount represents less than $0.01 per share.

(k)  Class R shares commenced operations on January 23, 2006.

(l)  Not annualized.

(m)  Annualized.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

											Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of investment income (loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Large Cap Value
Class A Shares
Year ended 3/31/2006(d)	$(0.33)	$14.60	14.15%		$1,066,456	0.96%		1.36%		59%	1.05	%(e)
Year ended 3/31/2005	(0.17)	13.10	12.16		292,037	1.02		1.41		52	1.15	(f)
Year ended 3/31/2004	(0.12)	11.84	41.51		211,227	1.14	(g)(h)	1.24		69	1.21	(i)
Year ended 3/31/2003	(0.28)	8.46	(27.17)		43,364	1.22		1.18		75	1.22
Year ended 3/31/2002	(1.11)	11.94	5.33		58,144	1.20	(g)	0.77		135	1.20
Class B Shares
Year ended 3/31/2006(d)	$(0.23)	$14.19	13.22%		$693,558	1.71%		0.60%		59%	1.80	%(e)
Year ended 3/31/2005	(0.08)	12.75	11.31		84,756	1.77		0.66		52	1.90	(f)
Year ended 3/31/2004	(0.04)	11.53	40.30		87,314	1.89	(g)(h)	0.49		69	1.96	(i)
Year ended 3/31/2003	(0.22)	8.25	(27.72)		37,399	1.97		0.43		75	1.97
Year ended 3/31/2002	(1.06)	11.66	4.66		80,162	1.95	(g)	0.02		135	1.95
Class C Shares
Year ended 3/31/2006(d)	$(0.23)	$14.19	13.22%		$98,884	1.71%		0.60%		59%	1.80	%(e)
Year ended 3/31/2005	(0.07)	12.75	11.36		17,210	1.77		0.66		52	1.90	(f)
Year ended 3/31/2004	(0.04)	11.52	40.29		28,832	1.89	(g)(h)	0.49		69	1.96	(i)
Year ended 3/31/2003	(0.23)	8.24	(27.72)		4,694	1.97		0.43		75	1.97
Year ended 3/31/2002	(1.06)	11.65	4.58		7,496	1.95	(g)	0.02		135	1.95
Class R Shares
Period ended 3/31/2006(k)	$(0.03)	$14.59	4.05	%(l)	$10	1.25	%(m)	1.33	%(m)	59%	1.41	%(e)(m)
Class Z Shares
Year ended 3/31/2006(d)	$(0.36)	$14.61	14.33%		$2,009,115	0.71%		1.60%		59%	0.80	%(e)
Year ended 3/31/2005	(0.20)	13.12	12.51		1,376,691	0.77		1.66		52	0.96	(f)
Year ended 3/31/2004	(0.15)	11.85	41.63		1,101,872	0.89	(g)(h)	1.49		69	0.96	(i)
Year ended 3/31/2003	(0.31)	8.48	(26.95)		451,815	0.97		1.43		75	0.97
Year ended 3/31/2002	(1.13)	11.96	5.64		513,206	0.95	(g)	1.02		135	0.95

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss) on investments		Net increase (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions
Mid Cap Value
Class A Shares
Year ended 3/31/2006(d)	$14.02	$0.11		$2.47		$2.58	$(0.07)	$(1.52)	$(1.59)
Year ended 3/31/2005	12.77	0.13		2.23	(e)	2.36	(0.12)	(1.00)	(1.12)
Year ended 3/31/2004	8.71	0.09		4.06		4.15	(0.09)	—	(0.09)
Year ended 3/31/2003	11.30	0.08		(2.60)		(2.52)	(0.05)	(0.02)	(0.07)
Period ended 3/31/2002(h)	10.00	0.04		1.30		1.34	(0.04)	—	(0.04)
Class B Shares
Year ended 3/31/2006(d)	$13.89	$0.01		$2.43		$2.44	$(0.01)	$(1.52)	$(1.53)
Year ended 3/31/2005	12.70	0.03		2.20	(e)	2.23	(0.05)	(1.00)	(1.05)
Year ended 3/31/2004	8.67	—	(j)	4.05		4.05	(0.02)	—	(0.02)
Year ended 3/31/2003	11.29	0.01		(2.59)		(2.58)	(0.02)	(0.02)	(0.04)
Period ended 3/31/2002(h)	10.00	(0.04)		1.35		1.31	(0.02)	—	(0.02)
Class C Shares
Year ended 3/31/2006(d)	$13.93	$0.01		$2.43		$2.44	$(0.01)	$(1.52)	$(1.53)
Year ended 3/31/2005	12.73	0.05		2.19	(e)	2.24	(0.05)	(1.00)	(1.05)
Year ended 3/31/2004	8.69	—	(j)	4.05		4.05	(0.01)	—	(0.01)
Year ended 3/31/2003	11.31	0.01		(2.59)		(2.58)	(0.02)	(0.02)	(0.04)
Period ended 3/31/2002(h)	10.00	(0.05)		1.36		1.31	— (j)	—	— (j)
Class R Shares
Period ended 3/31/2006(k)	$14.25	$0.01		$0.75		$0.76	$— (j)	$—	$— (j)
Class Z Shares
Year ended 3/31/2006(d)	$14.04	$0.13		$2.49		$2.62	$(0.11)	$(1.52)	$(1.63)
Year ended 3/31/2005	12.79	0.16		2.23	(e)	2.39	(0.15)	(1.00)	(1.15)
Year ended 3/31/2004	8.72	0.12		4.07		4.19	(0.12)	—	(0.12)
Year ended 3/31/2003	11.32	0.10		(2.61)		(2.51)	(0.07)	(0.02)	(0.09)
Period ended 3/31/2002(h)	10.00	0.06		1.30		1.36	(0.04)	—	(0.04)

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain (loss) on investments by $0.01 for Class A, Class B, Class C and Class Z shares.

(f)  Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 19.81%, 18.82%, 18.88% and 20.07% for Class A, Class B, Class C and Class Z shares.

(g)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(h)  Mid Cap Value Class A, Class B, Class C and Class Z shares commenced operations on November 20, 2001.

(i)  Annualized.

(j)  Amount represents less than $0.01 per share.

(k)  Class R shares commenced operations on January 23, 2006.

(l)  Not annualized.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

											Without waivers and/or expense reimbursements
	Increase due to capital contributions	Net asset value end of period	Total return(b)		Ratio of Net assets end of period (000)	Ratio of net operating expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Mid Cap Value
Class A Shares
Year ended 3/31/2006(d)	$—	$15.01	20.24%		$874,429	1.08%		0.80%		41%	1.08%
Year ended 3/31/2005	0.01	14.02	19.90	(f)	10,258	1.20	(g)	0.99		61	1.20
Year ended 3/31/2004	—	12.77	47.80		8,121	1.28		0.79		79	1.28
Year ended 3/31/2003	—	8.71	(22.36)		3,270	1.41		0.86		98	1.41
Period ended 3/31/2002(h)	—	11.30	13.37		573	1.50	(i)	0.39	(i)	19	2.28	(i)
Class B Shares
Year ended 3/31/2006(d)	$—	$14.80	19.32%		$312,587	1.84%		0.05%		41%	1.84%
Year ended 3/31/2005	0.01	13.89	18.91	(f)	4,447	1.95	(g)	0.24		61	1.95
Year ended 3/31/2004	—	12.70	46.56		3,650	2.03		0.04		79	2.03
Year ended 3/31/2003	—	8.67	(22.93)		1,961	2.16		0.11		98	2.16
Period ended 3/31/2002(h)	—	11.29	13.14		524	2.25	(i)	(0.36	)(i)	19	3.03	(i)
Class C Shares
Year ended 3/31/2006(d)	$—	$14.84	19.25%		$123,789	1.84%		0.05%		41%	1.84%
Year ended 3/31/2005	0.01	13.93	18.97	(f)	944	1.95	(g)	0.36		61	1.95
Year ended 3/31/2004	—	12.73	46.66		684	2.03		0.04		79	2.03
Year ended 3/31/2003	—	8.69	(22.89)		362	2.16		0.11		98	2.16
Period ended 3/31/2002(h)	—	11.31	13.10		93	2.25	(i)	(0.36	)(i)	19	3.03	(i)
Class R Shares
Period ended 3/31/2006(k)	$—	$15.01	5.36	%(l)	$10	1.44	%(i)	0.44	%(i)	41%	1.44	%(i)
Class Z Shares
Year ended 3/31/2006(d)	$—	$15.03	20.49%		$1,415,664	0.84%		0.94%		41%	0.84%
Year ended 3/31/2005	0.01	14.04	20.16	(f)	591,318	0.95	(g)	1.24		61	0.95%
Year ended 3/31/2004	—	12.79	48.18		492,327	1.03		1.04		79	1.03
Year ended 3/31/2003	—	8.72	(22.27)		294,087	1.16		1.11		98	1.16
Period ended 3/31/2002(h)	—	11.32	13.63		98,888	1.25	(i)	0.64	(i)	19	2.03	(i)

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains
Small Cap Value Fund II
Class A Shares
Year ended 3/31/2006(d)	$12.52	$0.04	$2.98	$3.02	$(0.03)	$(1.39)
Year ended 3/31/2005	12.26	(0.04)	1.47	1.43	—	(1.17)
Year ended 3/31/2004	7.71	(0.01)	4.67	4.66	(0.02)	(0.09)
Period ended 3/31/2003(f)	10.00	0.01	(2.28)	(2.27)	(0.02)	—
Class B Shares
Year ended 3/31/2006(d)	$12.28	$(0.05)	$2.90	$2.85	$—	$(1.37)
Year ended 3/31/2005	12.13	(0.12)	1.44	1.32	—	(1.17)
Year ended 3/31/2004	7.68	(0.09)	4.63	4.54	—	(0.09)
Period ended 3/31/2003(f)	10.00	(0.04)	(2.28)	(2.32)	— (h)	—
Class C Shares
Year ended 3/31/2006(d)	$12.27	$(0.04)	$2.89	$2.85	$—	$(1.37)
Year ended 3/31/2005	12.13	(0.12)	1.43	1.31	—	(1.17)
Year ended 3/31/2004	7.67	(0.09)	4.64	4.55	—	(0.09)
Period ended 3/31/2003(f)	10.00	(0.04)	(2.29)	(2.33)	— (h)	—
Class R Shares
Period ended 3/31/2006(i)	$12.93	$—	$1.18	$1.18	$—	$—
Class Z Shares
Year ended 3/31/2006(d)	$12.60	$0.07	$3.00	$3.07	$(0.06)	$(1.40)
Year ended 3/31/2005	12.30	(0.01)	1.48	1.47	— (h)	(1.17)
Year ended 3/31/2004	7.73	0.02	4.67	4.69	(0.03)	(0.09)
Period ended 3/31/2003(f)	10.00	0.03	(2.28)	(2.25)	(0.02)	—

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(f)  Small Cap Value Class A, Class B, Class C and Class Z shares commenced operations on May 1, 2002.

(g)  Annualized.

(h)  Amount represents less than $0.01 per share.

(i)  Class R shares commenced operations on January 23, 2006.

(j)  Not annualized.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

											Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Small Cap Value Fund II
Class A Shares
Year ended 3/31/2006(d)	$(1.42)	$14.12	26.14%		$8,646	1.23%		0.33%		80%	1.23%
Year ended 3/31/2005	(1.17)	12.52	13.42		4,868	1.47	(e)	(0.30)		61	1.49
Year ended 3/31/2004	(0.11)	12.26	60.64		3,840	1.55		(0.10)		111	1.60
Period ended 3/31/2003(f)	(0.02)	7.71	(22.75)		1,122	1.55	(g)	0.20	(g)	89	1.82	(g)
Class B Shares
Year ended 3/31/2006(d)	$(1.37)	$13.76	25.12%		$2,158	1.98%		(0.43)%		80%	1.98%
Year ended 3/31/2005	(1.17)	12.28	12.59		1,569	2.22	(e)	(1.05)		61	2.24
Year ended 3/31/2004	(0.09)	12.13	59.34		1,395	2.30		(0.85)		111	2.35
Period ended 3/31/2003(f)	— (h)	7.68	(23.20)		341	2.30	(g)	(0.55	)(g)	89	2.57	(g)
Class C Shares
Year ended 3/31/2006(d)	$(1.37)	$13.75	25.14%		$1,671	1.98%		(0.32)%		80%	1.98%
Year ended 3/31/2005	(1.17)	12.27	12.51		370	2.22	(e)	(1.05)		61	2.24
Year ended 3/31/2004	(0.09)	12.13	59.54		278	2.30		(0.85)		111	2.35
Period ended 3/31/2003(f)	— (h)	7.67	(23.29)		56	2.30	(g)	(0.55	)(g)	89	2.57	(g)
Class R Shares
Period ended 3/31/2006(i)	$—	$14.11	9.13	%(j)	$11	1.36	%(g)	0.03	%(g)	80%	1.36	%(g)
Class Z Shares
Year ended 3/31/2006(d)	$(1.46)	$14.21	26.43%		$238,856	0.98%		0.56%		80%	0.98%
Year ended 3/31/2005	(1.17)	12.60	13.72		197,829	1.22	(e)	(0.05)		61	1.24
Year ended 3/31/2004	(0.12)	12.30	60.96		151,556	1.30		0.15		111	1.35
Period ended 3/31/2003(f)	(0.02)	7.73	(22.50)		70,168	1.30	(g)	0.45	(g)	89	1.57	(g)

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(b)
Growth(a)
Class A Shares
Year ended 3/31/2006(d)	$17.04	$(0.03)
Year ended 3/31/2005	15.80	(0.03)
Year ended 3/31/2004	11.86	(0.06)
Year ended 3/31/2003	14.72	(0.08)
Year ended 3/31/2002	14.87	(0.09)
Class B Shares
Year ended 3/31/2006(d)	$16.18	$(0.15)
Year ended 3/31/2005	15.12	(0.15)
Year ended 3/31/2004	11.43	(0.16)
Year ended 3/31/2003	14.29	(0.17)
Year ended 3/31/2002	14.55	(0.20)
Class C Shares
Year ended 3/31/2006(d)	$16.20	$(0.15)
Year ended 3/31/2005	15.14	(0.15)
Year ended 3/31/2004	11.44	(0.17)
Year ended 3/31/2003	14.31	(0.17)
Year ended 3/31/2002	14.57	(0.20)
Class R Shares
Period ended 3/31/2006(i)	$18.89	$(0.01)
Class Z Shares
Year ended 3/31/2006(d)	$17.25	$0.02
Year ended 3/31/2005	15.96	0.01
Year ended 3/31/2004	11.95	(0.02)
Year ended 3/31/2003	14.79	(0.05)
Year ended 3/31/2002	14.91	(0.06)

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Growth Master Portfolio.

(b)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(c)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(d)  On August 22, 2005, the Fund's, Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  Annualized.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.21% for Class A shares, 1.96% each for Class B and Class C shares, 1.55% for Class R shares and 0.96% for Class Z shares.

(g)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares, 2.05% each for Class B and Class C shares and 1.05% for Class Z shares.

(h)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares, 2.12% each for Class B and Class C shares and 1.12% for Class Z shares.

(i)  Class R shares commenced operations on January 23, 2006.

(j)  Not annualized.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

											Without waivers and/or expense reimbursements
	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Net asset value end of period	Total return(c)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of investment income (loss) to average net assets		Ratio of operating expenses to average net assets
Growth(a)
Class A Shares
Year ended 3/31/2006(d)	$2.52	$2.49	$19.53	14.61%		$1,956,822	1.21%		(0.15)%		1.27	%(f)
Year ended 3/31/2005	1.27	1.24	17.04	7.85		988,948	1.30		(0.21)		1.33	(g)
Year ended 3/31/2004	4.00	3.94	15.80	33.22		546,537	1.37		(0.42)		1.39	(h)
Year ended 3/31/2003	(2.78)	(2.86)	11.86	(19.43)		279,840	1.42		(0.62)		1.42
Year ended 3/31/2002	(0.06)	(0.15)	14.72	(1.01)		217,963	1.39		(0.64)		1.39
Class B Shares
Year ended 3/31/2006(d)	$2.37	$2.22	$18.40	13.72%		$198,749	1.96%		(0.85)%		2.02	%(f)
Year ended 3/31/2005	1.21	1.06	16.18	7.01		194,668	2.05		(0.96)		2.08	(g)
Year ended 3/31/2004	3.85	3.69	15.12	32.28		200,270	2.12		(1.17)		2.14	(h)
Year ended 3/31/2003	(2.69)	(2.86)	11.43	(20.01)		137,432	2.17		(1.37)		2.17
Year ended 3/31/2002	(0.06)	(0.26)	14.29	(1.79)		209,503	2.14		(1.39)		2.14
Class C Shares
Year ended 3/31/2006(d)	$2.38	$2.23	$18.43	13.77%		$679,735	1.96%		(0.89)%		2.02	%(f)
Year ended 3/31/2005	1.21	1.06	16.20	7.00		352,016	2.05		(0.96)		2.08	(g)
Year ended 3/31/2004	3.87	3.70	15.14	32.34		177,599	2.12		(1.17)		2.14	(h)
Year ended 3/31/2003	(2.70)	(2.87)	11.44	(20.06)		55,913	2.17		(1.37)		2.17
Year ended 3/31/2002	(0.06)	(0.26)	14.31	(1.78)		31,886	2.14		(1.39)		2.14
Class R Shares
Period ended 3/31/2006(i)	$0.61	$0.60	$19.49	3.18	%(j)	$10	1.54	%(e)	(0.35	)%(e)	1.61	%(e)(f)
Class Z Shares
Year ended 3/31/2006(d)	$2.55	$2.57	$19.82	14.90%		$1,446,667	0.96%		0.11%		1.02	%(f)
Year ended 3/31/2005	1.28	1.29	17.25	8.08		774,996	1.05		0.04		1.08	(g)
Year ended 3/31/2004	4.03	4.01	15.96	33.56		371,942	1.12		(0.17)		1.14	(h)
Year ended 3/31/2003	(2.79)	(2.84)	11.95	(19.20)		106,436	1.17		(0.37)		1.17
Year ended 3/31/2002	(0.06)	(0.12)	14.79	(0.80)		58,752	1.14		(0.39)		1.14

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Dividends from net investment income
Large Cap Core(a)
Class A Shares
Year ended 3/31/2006(d)	$12.00	$0.11	$1.35	$1.46	$(0.11)
Year ended 3/31/2005	11.55	0.10	0.45 (f)	0.55	(0.10)
Year ended 3/31/2004	8.76	0.03	2.79	2.82	(0.03)
Year ended 3/31/2003	12.31	0.04	(3.56)	(3.52)	(0.03)
Year ended 3/31/2002	12.44	(0.01)	(0.11)	(0.12)	(0.01)
Class B Shares
Year ended 3/31/2006(d)	$11.65	$0.01	$1.31	$1.32	$(0.02)
Year ended 3/31/2005	11.21	0.02	0.42 (f)	0.44	— (n)
Year ended 3/31/2004	8.54	(0.05)	2.72	2.67	—
Year ended 3/31/2003	12.07	(0.03)	(3.50)	(3.53)	— (n)
Year ended 3/31/2002	12.29	(0.10)	(0.12)	(0.22)	— (n)
Class C Shares
Year ended 3/31/2006(d)	$11.64	$0.01	$1.31	$1.32	$(0.02)
Year ended 3/31/2005	11.21	0.02	0.42 (f)	0.44	(0.01)
Year ended 3/31/2004	8.54	(0.05)	2.72	2.67	—
Year ended 3/31/2003	12.08	(0.03)	(3.51)	(3.54)	—
Year ended 3/31/2002	12.30	(0.10)	(0.12)	(0.22)	— (n)
Class Z Shares
Year ended 3/31/2006(d)	$12.03	$0.14	$1.36	$1.50	$(0.14)
Year ended 3/31/2005	11.58	0.13	0.45 (f)	0.58	(0.13)
Year ended 3/31/2004	8.78	0.05	2.81	2.86	(0.06)
Year ended 3/31/2003	12.35	0.07	(3.59)	(3.52)	(0.05)
Year ended 3/31/2002	12.47	0.02	(0.12)	(0.10)	(0.02)

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Large Cap Core Master Portfolio.

(b)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(c)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.03% for Class A shares, 1.78% each for Class B and Class C shares and 0.78% for Class Z shares.

(f)  The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class A, Class B, Class C and Class Z shares.

(g)  Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.70%, 3.92%, 3.90% and 4.97% for Class A, Class B, Class C and Class Z shares.

(h)  The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01% for the years ended March 31, 2004 and March 31, 2005.

(i)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(j)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.13% for Class A shares, 1.88% each for Class B and Class C shares and 0.88% for Class Z shares.

(k)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursement would have been 1.18% for Class A shares, 1.93% each for Class B and Class C shares and 0.93% for Class Z shares.

(l)  Amount represents results prior to conversion to a Master-feeder structure on May 13, 2002.

(m)  The effect of the custodial expense offset (See Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.

(n)  Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

										Without waivers and/or expense reimbursements
	Total dividends and distributions	Net asset value end of period	Total return(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate		Ratio of operating expenses to average net assets
Large Cap Core(a)
Class A Shares
Year ended 3/31/2006(d)	$(0.11)	$13.35	12.19%	$201,359	1.03%		0.86%	—		1.09	%(e)
Year ended 3/31/2005	(0.10)	12.00	4.71 (g)	213,513	1.12	(h)(i)	0.89	—		1.15	(j)
Year ended 3/31/2004	(0.03)	11.55	32.21	245,616	1.18	(h)	0.27	—		1.21	(k)
Year ended 3/31/2003	(0.03)	8.76	(28.61)	213,691	1.19		0.44	15	%(l)	1.19
Year ended 3/31/2002	(0.01)	12.31	(0.97)	26,742	1.19	(m)	(0.05)	71		1.19	(m)
Class B Shares
Year ended 3/31/2006(d)	$(0.02)	$12.95	11.33%	$31,542	1.78%		0.11%	—		1.84	%(e)
Year ended 3/31/2005	— (n)	11.65	3.93 (g)	37,140	1.87	(h)(i)	0.14	—		1.90	(j)
Year ended 3/31/2004	—	11.21	31.26	44,571	1.93	(h)	(0.48)	—		1.96	(k)
Year ended 3/31/2003	— (n)	8.54	(29.23)	38,972	1.94		(0.31)	15	%(l)	1.94
Year ended 3/31/2002	— (n)	12.07	(1.78)	8,358	1.94	(m)	(0.80)	71		1.94	(m)
Class C Shares
Year ended 3/31/2006(d)	$(0.02)	$12.94	11.34%	$14,026	1.78%		0.11%	—		1.84	%(e)
Year ended 3/31/2005	(0.01)	11.64	3.91 (g)	14,899	1.87	(h)(i)	0.14	—		1.90	(j)
Year ended 3/31/2004	—	11.21	31.26	16,702	1.93	(h)	(0.48)	—		1.96	(k)
Year ended 3/31/2003	—	8.54	(29.30)	12,857	1.94		(0.31)	15	%(l)	1.94
Year ended 3/31/2002	— (n)	12.08	(1.78)	2,645	1.94	(m)	(0.80)	71		1.94	(m)
Class Z Shares
Year ended 3/31/2006(d)	$(0.14)	$13.39	12.50%	$1,347,623	0.78%		1.11%	—		0.84	%(e)
Year ended 3/31/2005	(0.13)	12.03	4.98 (g)	1,187,622	0.87	(h)(i)	1.14	—		0.90	(j)
Year ended 3/31/2004	(0.06)	11.58	32.58	1,517,644	0.93	(h)	0.52	—		0.96	(k)
Year ended 3/31/2003	(0.05)	8.78	(28.55)	1,393,260	0.94		0.69	15	%(l)	0.94
Year ended 3/31/2002	(0.02)	12.35	(0.83)	1,230,030	0.94	(m)	0.20	71		0.94	(m)

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(b)
Focused Equities(a)
Class A Shares
Year ended 3/31/2006(d)	$17.67	$(0.05)
Year ended 3/31/2005	16.79	(0.06)
Year ended 3/31/2004	12.70	(0.08)
Year ended 3/31/2003	15.77	(0.08)
Year ended 3/31/2002	15.31	(0.09)
Class B Shares
Year ended 3/31/2006(d)	$16.80	$(0.18)
Year ended 3/31/2005	16.08	(0.18)
Year ended 3/31/2004	12.25	(0.19)
Year ended 3/31/2003	15.33	(0.18)
Year ended 3/31/2002	15.00	(0.20)
Class C Shares
Year ended 3/31/2006(d)	$16.85	$(0.19)
Year ended 3/31/2005	16.13	(0.18)
Year ended 3/31/2004	12.29	(0.19)
Year ended 3/31/2003	15.38	(0.18)
Year ended 3/31/2002	15.05	(0.20)
Class Z Shares
Year ended 3/31/2006(d)	$17.92	$— (h)
Year ended 3/31/2005	16.98	(0.02)
Year ended 3/31/2004	12.81	(0.04)
Year ended 3/31/2003	15.87	(0.05)
Year ended 3/31/2002	15.37	(0.05)

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Focused Equities Master Portfolio.

(b)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(c)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.24% for Class A shares, 1.99% for Class B and Class C shares and 0.99% for Class Z shares.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares, 2.05% each for Class B and Class C shares and 1.05% for Class Z shares.

(g)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.34% for Class A shares, 2.09% each for Class B and Class C shares and 1.09% for Class Z shares.

(h)  Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

								Without waivers and/or expense reimbursements
	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Net asset value end of period	Total return(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of operating expenses to average net assets
Focused Equities(a)
Class A Shares
Year ended 3/31/2006(d)	$3.48	$3.43	$21.10	19.41%	$2,061,076	1.22%	(0.27)%	1.30	%(e)
Year ended 3/31/2005	0.94	0.88	17.67	5.24	1,256,948	1.30	(0.37)	1.33	(f)
Year ended 3/31/2004	4.17	4.09	16.79	32.20	1,030,985	1.34	(0.49)	1.37	(g)
Year ended 3/31/2003	(2.99)	(3.07)	12.70	(19.47)	537,958	1.37	(0.60)	1.37
Year ended 3/31/2002	0.55	0.46	15.77	3.00	507,590	1.36	(0.58)	1.36
Class B Shares
Year ended 3/31/2006(d)	$3.29	$3.11	$19.91	18.51%	$509,933	1.97%	(1.01)%	2.05	%(e)
Year ended 3/31/2005	0.90	0.72	16.80	4.48	517,489	2.05	(1.12)	2.08	(f)
Year ended 3/31/2004	4.02	3.83	16.08	31.27	576,884	2.09	(1.24)	2.12	(g)
Year ended 3/31/2003	(2.90)	(3.08)	12.25	(20.09)	462,082	2.12	(1.35)	2.12
Year ended 3/31/2002	0.53	0.33	15.33	2.20	679,688	2.11	(1.33)	2.11
Class C Shares
Year ended 3/31/2006(d)	$3.31	$3.12	$19.97	18.52%	$532,250	1.97%	(1.01)%	2.05	%(e)
Year ended 3/31/2005	0.90	0.72	16.85	4.46	382,989	2.05	(1.12)	2.08	(f)
Year ended 3/31/2004	4.03	3.84	16.13	31.24	342,885	2.09	(1.24)	2.12	(g)
Year ended 3/31/2003	(2.91)	(3.09)	12.29	(20.09)	175,032	2.12	(1.35)	2.12
Year ended 3/31/2002	0.53	0.33	15.38	2.19	188,842	2.11	(1.33)	2.11
Class Z Shares
Year ended 3/31/2006(d)	$3.53	$3.53	$21.45	19.70%	$1,022,812	0.97%	(0.01)%	1.05	%(e)
Year ended 3/31/2005	0.96	0.94	17.92	5.54	751,124	1.05	(0.12)	1.08	(f)
Year ended 3/31/2004	4.21	4.17	16.98	32.55	701,306	1.09	(0.24)	1.12	(g)
Year ended 3/31/2003	(3.01)	(3.06)	12.81	(19.28)	384,706	1.12	(0.35)	1.12
Year ended 3/31/2002	0.55	0.50	15.87	3.25	346,435	1.11	(0.33)	1.11

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations
Mid Cap Growth
Class A Shares
Year ended 3/31/2006(d)	$11.80	$(0.04)	$3.23	$3.19
Year ended 3/31/2005	11.26	(0.08)	0.62 (e)	0.54
Year ended 3/31/2004	8.33	(0.07)	3.00	2.93
Year ended 3/31/2003	12.73	(0.07)	(4.33)	(4.40)
Year ended 3/31/2002	14.14	(0.09)	(1.32)	(1.41)
Class B Shares
Year ended 3/31/2006(d)	$10.42	$(0.12)	$2.80	$2.68
Year ended 3/31/2005	10.02	(0.14)	0.54 (e)	0.40
Year ended 3/31/2004	7.46	(0.13)	2.69	2.56
Year ended 3/31/2003	11.51	(0.12)	(3.93)	(4.05)
Year ended 3/31/2002	12.87	(0.17)	(1.19)	(1.36)
Class C Shares
Year ended 3/31/2006(d)	$10.48	$(0.12)	$2.82	$2.70
Year ended 3/31/2005	10.08	(0.14)	0.54 (e)	0.40
Year ended 3/31/2004	7.51	(0.13)	2.70	2.57
Year ended 3/31/2003	11.57	(0.12)	(3.94)	(4.06)
Year ended 3/31/2002	12.95	(0.17)	(1.21)	(1.38)
Class Z Shares
Year ended 3/31/2006(d)	$12.33	$(0.01)	$3.38	$3.37
Year ended 3/31/2005	11.74	(0.05)	0.64 (e)	0.59
Year ended 3/31/2004	8.66	(0.05)	3.13	3.08
Year ended 3/31/2003	13.21	(0.04)	(4.51)	(4.55)
Year ended 3/31/2002	14.63	(0.05)	(1.37)	(1.42)

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.06%.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain (loss) on investments by $0.02 for Class A, Class B, Class C and Class Z shares.

(f)  Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.58%, 3.78%, 3.77% and 4.81% for Class A, Class B and Class C shares and Class Z shares.

(g)  The effect of interest expense on the operating expense ratio was less than 0.01%.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

								Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Mid Cap Growth
Class A Shares
Year ended 3/31/2006(d)	$14.99	27.03%	$31,920	1.20%		(0.31)%	146%	1.20%
Year ended 3/31/2005	11.80	4.80 (f)	21,287	1.22	(g)	(0.67)	148	1.23
Year ended 3/31/2004	11.26	35.17	22,673	1.21	(g)	(0.71)	65	1.21
Year ended 3/31/2003	8.33	(34.56)	18,120	1.22	(g)	(0.70)	58	1.22
Year ended 3/31/2002	12.73	(9.97)	32,138	1.22	(g)	(0.64)	39	1.22
Class B Shares
Year ended 3/31/2006(d)	$13.10	25.72%	$16,240	1.95%		(1.09)%	146%	1.95%
Year ended 3/31/2005	10.42	3.99 (f)	22,986	1.97	(g)	(1.42)	148	1.98
Year ended 3/31/2004	10.02	34.32	26,662	1.96	(g)	(1.46)	65	1.96
Year ended 3/31/2003	7.46	(35.19)	21,990	1.97	(g)	(1.45)	58	1.97
Year ended 3/31/2002	11.51	(10.57)	45,368	1.97	(g)	(1.39)	39	1.97
Class C Shares
Year ended 3/31/2006(d)	$13.18	25.76%	$2,060	1.95%		(1.06)%	146%	1.95%
Year ended 3/31/2005	10.48	3.97 (f)	1,495	1.97	(g)	(1.42)	148	1.98
Year ended 3/31/2004	10.08	34.22	1,816	1.96	(g)	(1.46)	65	1.96
Year ended 3/31/2003	7.51	(35.09)	1,709	1.97	(g)	(1.45)	58	1.97
Year ended 3/31/2002	11.57	(10.66)	3,024	1.97	(g)	(1.39)	39	1.97
Class Z Shares
Year ended 3/31/2006(d)	$15.70	27.33%	$562,542	0.95%		(0.07)%	146%	0.95%
Year ended 3/31/2005	12.33	5.03 (f)	424,465	0.97	(g)	(0.42)	148	0.98
Year ended 3/31/2004	11.74	35.57	461,304	0.96	(g)	(0.46)	65	0.96
Year ended 3/31/2003	8.66	(34.44)	402,987	0.97	(g)	(0.45)	58	0.97
Year ended 3/31/2002	13.21	(9.71)	547,514	0.97	(g)	(0.39)	39	0.97

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Distributions from net investment income
21st Century
Class A Shares
Year ended 3/31/2006(d)	$10.61	$(0.03)	$3.00	$2.97	$—	(e)
Year ended 3/31/2005	9.70	(0.05)	0.96	0.91	—
Year ended 3/31/2004	6.19	(0.05)	3.56	3.51	—
Year ended 3/31/2003	7.06	(0.07)	(0.80)	(0.87)	—
Year ended 3/31/2002	6.97	(0.07)	0.16	0.09	—
Class B Shares
Year ended 3/31/2006(d)	$10.22	$(0.11)	$2.88	$2.77	$—
Year ended 3/31/2005	9.42	(0.12)	0.92	0.80	—
Year ended 3/31/2004	6.05	(0.13)	3.50	3.37	—
Year ended 3/31/2003	6.96	(0.12)	(0.79)	(0.91)	—
Year ended 3/31/2002	6.92	(0.12)	0.16	0.04	—
Class C Shares
Year ended 3/31/2006(d)	$10.22	$(0.11)	$2.88	$2.77	$—
Year ended 3/31/2005	9.42	(0.12)	0.92	0.80	—
Year ended 3/31/2004	6.05	(0.13)	3.50	3.37	—
Year ended 3/31/2003	6.96	(0.12)	(0.79)	(0.91)	—
Year ended 3/31/2002	6.92	(0.12)	0.16	0.04	—
Class R Shares
Period ended 3/31/2006(h)	$12.53	$(0.02)	$1.07	$1.05	$—
Class Z Shares
Year ended 3/31/2006(d)	$10.75	$— (e)	$3.04	$3.04	$(0.03)
Year ended 3/31/2005	9.80	(0.03)	0.98	0.95	—
Year ended 3/31/2004	6.24	(0.03)	3.59	3.56	—
Year ended 3/31/2003	7.10	(0.05)	(0.81)	(0.86)	—
Year ended 3/31/2002	6.99	(0.05)	0.16	0.11	—

(a)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.08%.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  Amount represents less than $0.01 per share.

(f)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(g)  Reflects overall Fund ratios for investment income.

(h)  Class R shares commenced operations on January 23, 2006.

(i)  Not annualized.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

										Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
21st Century
Class A Shares
Year ended 3/31/2006(d)	$13.58	28.04%		$675,287	1.31%		(0.22)%		141%	1.32%
Year ended 3/31/2005	10.61	9.38		187,094	1.40	(f)	(0.50)		130	1.40
Year ended 3/31/2004	9.70	56.70		48,630	1.49	(f)	(0.59	)(g)	204	1.49
Year ended 3/31/2003	6.19	(12.32)		10,853	1.70	(f)	(1.06)		308	1.71
Year ended 3/31/2002	7.06	1.29		14,741	1.62%		(0.97)		419	1.62
Class B Shares
Year ended 3/31/2006(d)	$12.99	27.10%		$97,006	2.06%		(0.96)%		141%	2.07%
Year ended 3/31/2005	10.22	8.49		60,495	2.15	(f)	(1.25)		130	2.15
Year ended 3/31/2004	9.42	55.70		48,277	2.24	(f)	(1.34	)(g)	204	2.24
Year ended 3/31/2003	6.05	(13.07)		29,562	2.45	(f)	(1.81)		308	2.46
Year ended 3/31/2002	6.96	0.58		43,187	2.37		(1.72)		419	2.37
Class C Shares
Year ended 3/31/2006(d)	$12.99	27.10%		$157,286	2.06%		(0.96)%		141%	2.07%
Year ended 3/31/2005	10.22	8.49		38,460	2.15	(f)	(1.25)		130	2.15
Year ended 3/31/2004	9.42	55.70		14,700	2.24	(f)	(1.34	)(g)	204	2.24
Year ended 3/31/2003	6.05	(13.07)		3,517	2.45	(f)	(1.81)		308	2.46
Year ended 3/31/2002	6.96	0.58		4,660	2.37		(1.72)		419	2.37
Class R Shares
Period ended 3/31/2006(h)	$13.58	8.38	%(i)	$11	1.63	%(j)	(0.91	)%(j)	141%	1.66	%(j)
Class Z Shares
Year ended 3/31/2006(d)	$13.76	28.33%		$274,594	1.06%		0.04%		141%	1.07%
Year ended 3/31/2005	10.75	9.69		114,896	1.15	(f)	(0.25)		130	1.15
Year ended 3/31/2004	9.80	57.05		37,027	1.24	(f)	(0.34	)(g)	204	1.24
Year ended 3/31/2003	6.24	(12.11)		3,543	1.45	(f)	(0.81)		308	1.46
Year ended 3/31/2002	7.10	1.57		3,356	1.37%		(0.72)		419	1.37

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net asset value from operations	Distributions from net realized gains
Small Cap Growth Fund II(a)
Class A Shares
Year ended 3/31/2006(d)	$15.06	$(0.13)	$4.51	$4.38	$(1.88)
Year ended 3/31/2005	15.04	(0.14)	0.16	0.02	—
Year ended 3/31/2004	9.96	(0.13)	5.21	5.08	—
Year ended 3/31/2003	14.84	(0.10)	(4.78)	(4.88)	—
Year ended 3/31/2002	13.52	(0.10)	1.42	1.32	—
Class B Shares
Year ended 3/31/2006(d)	$14.13	$(0.24)	$4.20	$3.96	$(1.88)
Year ended 3/31/2005	14.22	(0.24)	0.15	(0.09)	—
Year ended 3/31/2004	9.49	(0.22)	4.95	4.73	—
Year ended 3/31/2003	14.25	(0.18)	(4.58)	(4.76)	—
Year ended 3/31/2002	13.08	(0.20)	1.37	1.17	—
Class C Shares
Year ended 3/31/2006(d)	$14.33	$(0.24)	$4.26	$4.02	$(1.88)
Year ended 3/31/2005	14.42	(0.24)	0.15	(0.09)	—
Year ended 3/31/2004	9.62	(0.22)	5.02	4.80	—
Year ended 3/31/2003	14.45	(0.18)	(4.65)	(4.83)	—
Year ended 3/31/2002	13.26	(0.20)	1.39	1.19	—
Class Z Shares
Year ended 3/31/2006(d)	$15.40	$(0.10)	$4.64	$4.54	$(1.88)
Year ended 3/31/2005	15.35	(0.11)	0.16	0.05	—
Year ended 3/31/2004	10.14	(0.10)	5.31	5.21	—
Year ended 3/31/2003	15.07	(0.07)	(4.86)	(4.93)	—
Year ended 3/31/2002	13.69	(0.07)	1.45	1.38	—

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Small Cap Growth Master Portfolio II.

(b)  Per share net investment income (loss) has been calculated using the monthly average shares method.

(c)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(d)  On August 22, 2005, the Nations Small Company Fund, Primary A shares, Investor A shares, Investor B shares and Investor C shares were redesignated Columbia Small Cap Growth Fund II, Class Z shares, Class A shares, Class B shares and Class C shares, respectively.

(e)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.25% for Class A shares, 2.00% each for Class B and Class C shares and 1.00% for Class Z shares.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares, 2.12% each for Class B and Class C shares and 1.12% for Class Z shares.

(g)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(h)  The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratios of operating expenses to average net assets would have been 1.40% for Class A shares, 2.15% each for Class B and C shares and 1.15% for Class Z shares.

(j)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.47% for Class A shares, 2.22% each for Class B and Class C shares and 1.22% for Class Z shares.

See Accompanying Notes to Financial Statements.

Columbia Funds

Financial highlights (continued)

									Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(c)	Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of investment income (loss) to average net assets	Portfolio turnover rate		Ratio of operating expenses to average net assets
Small Cap Growth Fund II(a)
Class A Shares
Year ended 3/31/2006(d)	$17.56	30.90%	$150,761	1.24%		(0.84)%	—		1.31	%(e)
Year ended 3/31/2005	15.06	0.13	132,400	1.32		(0.96)	—		1.40	(f)
Year ended 3/31/2004	15.04	51.00	212,854	1.38	(g)(h)	(1.00)	40	%(i)	1.50	(j)
Year ended 3/31/2003	9.96	(32.88)	128,620	1.40	(g)	(0.86)	44		1.48
Year ended 3/31/2002	14.84	9.76	157,759	1.40	(g)	(0.73)	35		1.46
Class B Shares
Year ended 3/31/2006(d)	$16.21	29.92%	$16,229	1.99%		(1.59)%	—		2.06	%(e)
Year ended 3/31/2005	14.13	(0.63)	16,131	2.07		(1.73)	—		2.15	(f)
Year ended 3/31/2004	14.22	49.84	19,367	2.13	(g)(h)	(1.75)	40	%(i)	2.25	(j)
Year ended 3/31/2003	9.49	(33.40)	12,567	2.15	(g)	(1.61)	44		2.23
Year ended 3/31/2002	14.25	8.94	17,484	2.15	(g)	(1.48)	35		2.21
Class C Shares
Year ended 3/31/2006(d)	$16.47	29.93%	$4,452	1.99%		(1.59)%	—		2.06	%(e)
Year ended 3/31/2005	14.33	(0.62)	3,651	2.07		(1.73)	—		2.15	(f)
Year ended 3/31/2004	14.42	49.90	5,454	2.13	(g)(h)	(1.75)	40	%(i)	2.25	(j)
Year ended 3/31/2003	9.62	(33.43)	3,644	2.15	(g)	(1.61)	44		2.23
Year ended 3/31/2002	14.45	8.97	3,871	2.15	(g)	(1.48)	35		2.21
Class Z Shares
Year ended 3/31/2006(d)	$18.06	31.26%	$308,930	0.99%		(0.59)%	—		1.06	%(e)
Year ended 3/31/2005	15.40	0.33	360,975	1.07		(0.73)	—		1.15	(f)
Year ended 3/31/2004	15.35	51.38	509,419	1.13	(g)(h)	(0.75)	40	%(i)	1.25	(j)
Year ended 3/31/2003	10.14	(32.71)	410,198	1.15	(g)	(0.61)	44		1.23
Year ended 3/31/2002	15.07	10.08	572,820	1.15	(g)	(0.48)	35		1.21

See Accompanying Notes to Financial Statements.

Columbia Funds

Notes to financial statements

Note 1.  Organization

Columbia Funds Series Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following portfolios of the Trust (each a "Fund" and collectively, the "Funds"):

Fund Name	Former Fund Name
Columbia Convertible Securities Fund	Nations Convertible Securities Fund

Columbia Asset Allocation Fund II	Nations Asset Allocation Fund

Columbia Large Cap Value Fund	Nations Value Fund

Columbia Mid Cap Value Fund	Nations MidCap Value Fund

Columbia Small Cap Value Fund II	Nations SmallCap Value Fund

Columbia Marsico Growth Fund	Nations Marsico Growth Fund

Columbia Large Cap Core Fund	Nations Strategic Growth Fund

Columbia Marsico Focused Equities Fund	Nations Marsico Focused Equities Fund

Columbia Marsico Mid Cap Growth Fund	Nations Marsico MidCap Growth Fund

Columbia Marsico 21st Century Fund	Nations Marsico 21st Century Fund

Columbia Small Cap Growth Fund II	Nations Small Company Fund

On September 23, 2005, Nations Funds Trust was renamed Columbia Funds Series Trust. Also on that date, each of the Funds presented in these financial statements was renamed as disclosed above.

Investment goals: Columbia Convertible Securities Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk. Columbia Asset Allocation Fund II seeks to obtain long-term growth from capital appreciation, and dividend and interest income. Columbia Large Cap Value Fund seeks growth of capital by investing in companies that are believed to be undervalued. Columbia Mid Cap Value Fund seeks long-term growth of capital with income as a secondary consideration. Columbia Small Cap Value Fund II seeks long-term growth of capital by investing in companies believed to be undervalued. Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Marsico 21st Century Fund each seek long-term growth of capital. Columbia Marsico Mid Cap Growth Fund seeks long-term capital growth by investing primarily in equity securities. Columbia Small Cap Growth Fund II seeks long-term growth of capital by investing primarily in equity securities.

Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio and Columbia Small Cap Growth Master Portfolio II, respectively (the "Master Portfolios"). The Master Portfolios are each a series of Columbia Funds Master Investment Trust (the "Master Trust"). Each Master Portfolio has the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in their respective Master Portfolios included in the Statements of assets and liabilities reflect the Feeder Funds' proportionate beneficial interests in the net assets of their respective Master Portfolios (97.9% for Columbia Marsico Growth Master Portfolio, 99.0% for Columbia Large Cap Core Master Portfolio, 99.3% for Columbia Marsico Focused Equities Master Portfolio and 97.7% for Columbia Small Cap Growth Master Portfolio II at March 31, 2006). The financial statements of the Master Portfolios, including their investment portfolios, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Columbia Management Advisors, LLC, whose financial statements are not presented here, also invest in the Master Portfolios.

Columbia Small Cap Value Fund II and Columbia Marsico 21st Century Fund also operate in a master-feeder structure. These Funds seek to achieve their investment objectives by investing substantially all of their assets in Columbia Small Cap Value Master Portfolio and Columbia Marsico 21st Century Master Portfolio, respectively, which have the same investment objective as their corresponding feeder fund. Columbia Small Cap Value Master Portfolio and Columbia Marsico 21st Century Master Portfolio are each a series of the Master Trust. Because the value of these Funds investment in their respective master portfolio as of and for the year ended March 31, 2006 represented substantially all of the beneficial interests in their respective master portfolio, the financial statements for Columbia Small Cap Value Fund II and Columbia Marsico 21st Century Fund reflect the consolidation of the respective master portfolio. Separate financial statements for

Columbia Funds

Notes to financial statements (continued)

Columbia Small Cap Value Master Portfolio and Columbia Marsico 21st Century Master Portfolio have not been prepared and references in this report to Columbia Small Cap Value Fund II and Columbia Marsico 21st Century Fund should be read to include references to the corresponding master portfolios.

On September 23, 2005, Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Small Company Master Portfolio, Nations SmallCap Value Master Portfolio and Nations Marsico 21st Century Master Portfolio were renamed Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio, Columbia Small Cap Growth Master Portfolio II and Columbia Small Cap Value Master Portfolio II, respectively.

Fund shares: Columbia Convertible Securities Fund, Columbia Asset Allocation Fund II, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Mid Cap Growth Fund and Columbia Small Cap Growth Fund II each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund and Columbia Marsico 21st Century Fund each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Class R shares were initially offered on January 23, 2006. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class. On August 22, 2005, Investor A, Investor B, Investor C and Primary A shares of the Funds were redesignated Class A, Class B, Class C and Class Z shares, respectively.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain amounts have been reclassified in the 2005 schedules of capital stock activity to conform to the current year financial statement presentation. These changes have no effect on net assets. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security valuation: Securities traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Restricted securities, investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security. Debt securities are generally valued by an independent pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other investment companies are valued at net asset value.

Security transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency

Columbia Funds

Notes to financial statements (continued)

of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Income recognition: Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

During 2006, Columbia Asset Allocation Fund II evaluated its accounting policies for interest only securities and recorded a cumulative amortization adjustment decreasing cost of investments by $212,331, increasing accumulated realized gain by $1,370,332 and decreasing undistributed net investment income by $1,582,663. The adjustment did not impact the net assets of the Fund and had no material impact on any prior period.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged directly to such Fund or class.

The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

Distributions to shareholders: Distributions from net investment income are declared and paid quarterly by Columbia Convertible Securities Fund, Columbia Asset Allocation Fund II, Columbia Large Cap Value Fund and Columbia Mid Cap Value Fund. Distributions from net investment income are declared and paid annually by the remaining Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax status: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and

Columbia Funds

Notes to financial statements (continued)

Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, net operating loss reclassifications, redemption based payments treated as dividend paid deduction, discount accretion reclassifications, foreign currency transactions and REIT adjustments were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Convertible Securities Fund	$8,160,642	$(10,235,654)	$2,075,012
Columbia Asset Allocation Fund II	1,580,246	(1,367,915)	(212,331)
Columbia Large Cap Value Fund	(997,035)	(37,668,804)	38,665,839
Columbia Mid Cap Value Fund	440,199	(3,882,295)	3,442,096
Columbia Small Cap Value Fund II	(99,067)	(421,872)	520,939
Columbia Marsico Growth Fund	7,209,453	(1,048,347)	(6,161,106)
Columbia Large Cap Core Fund	—	(63,591)	63,591
Columbia Marsico Focused Equities Fund	14,118,836	(763,475)	(13,355,361)
Columbia Marsico Mid Cap Growth Fund	612,429	83,976	(696,405)
Columbia Marsico 21st Century Fund	2,803,814	(2,803,814)	—
Columbia Small Cap Growth Fund II	3,335,704	(8,518,048)	5,182,344

Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

	03/31/06		03/31/05
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Columbia Convertible Securities Fund	$35,966,624	$84,938,350	$44,402,703	$13,444,327
Columbia Asset Allocation Fund II	2,339,308	—	2,588,188	—
Columbia Large Cap Value Fund	37,148,527	33,526,532	23,869,818	—
Columbia Mid Cap Value Fund	50,106,791	93,978,208	22,969,776	24,069,148
Columbia Small Cap Value Fund II	8,363,278	15,423,215	8,687,061	7,353,365
Columbia Large Cap Core Fund	16,003,242	—	16,285,128	—
Columbia Marsico 21st Century Fund	612,290	—	—	—
Columbia Small Cap Growth Fund II	—	49,900,373	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
Columbia Convertible Securities Fund	$26,591,061	$42,049,936	$117,019,755
Columbia Asset Allocation Fund II	63,146	—	21,324,921
Columbia Large Cap Value Fund	4,903,446	108,109,111	720,341,550
Columbia Mid Cap Value Fund	43,080,350	124,037,895	593,884,787
Columbia Small Cap Value Fund II	2,607,192	8,378,414	65,041,193
Columbia Marsico Growth Fund	—	—	798,798,950
Columbia Large Cap Core Fund	4,413,779	—	153,152,152
Columbia Marsico Focused Equities Fund	—	—	1,036,947,200
Columbia Marsico Mid Cap Growth Fund	—	—	121,425,700
Columbia Marsico 21st Century Fund	13,108,897	9,433,564	180,971,575
Columbia Small Cap Growth Fund II	9,924,671	49,773,523	118,874,614

Columbia Funds

Notes to financial statements (continued)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion adjustments.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Fund	Unrealized Appreciation		Unrealized Depreciation	Net Unrealized Appreciation
Columbia Convertible Securities Fund	$139,745,343		$(22,725,588)	$117,019,755
Columbia Asset Allocation Fund II	25,288,334		(3,963,413)	21,324,921
Columbia Large Cap Value Fund	754,331,201		(33,989,651)	720,341,550
Columbia Mid Cap Value Fund	613,377,353		(19,492,566)	593,884,787
Columbia Small Cap Value Fund II	66,549,094		(1,507,901)	65,041,193
Columbia Marsico Growth Fund	—	*	— *	—	*
Columbia Large Cap Core Fund	—	*	— *	—	*
Columbia Marsico Focused Equities Fund	—	*	— *	—	*
Columbia Marsico Mid Cap Growth Fund	127,587,607		(6,161,907)	121,425,700
Columbia Marsico 21st Century Fund	191,304,117		(10,332,542)	180,971,575
Columbia Small Cap Growth Fund II	—	*	— *	—	*

*  See corresponding Master Trust notes to financial statements for tax basis information.

The following capital loss carryforwards, determined as of March 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	Expiring in 2010	Expiring in 2011	Expiring in 2012	Expiring in 2013	Total
Columbia Asset Allocation Fund II	$—	$5,726,622	$11,286,964	$—	$17,013,586
Columbia Large Cap Value Fund	—	9,842,232	—	—	9,842,232
Columbia Marsico Growth Fund	76,747,320	61,903,630	—	30,480,049	169,130,999
Columbia Large Cap Core Fund	—	—	73,115,507	—	73,115,507
Columbia Marsico Focused Equities Fund	174,018,424	145,695,377	—	732,294	320,446,095
Columbia Marsico Mid Cap Growth Fund	—	13,583,353	65,014,560	—	78,597,913

*  Utilization of these losses in future years may be limited under Federal tax laws.

Total capital loss carryforwards acquired in the current year from the Columbia Large Cap Value Fund's merger with Columbia Tax Managed Value Fund and Columbia Growth & Income Fund were $11,336,728 and $27,325,460, respectively, of which $1,494,496 and $27,325,460 were utilized, respectively. The availability of a portion of the remaining capital loss carryforwards from the Columbia Tax Managed Value Fund may be limited in a given year.

During the year ended March 31, 2006, the following Funds utilized capital losses as follows:

Fund	Capital losses utilized
Columbia Asset Allocation Fund II	$16,141,317
Columbia Large Cap Value Fund	28,819,956
Columbia Marsico Growth Fund	65,093,292
Columbia Large Cap Core Fund	91,416,951
Columbia Marsico Focused Equities Fund	213,009,263
Columbia Marsico Mid Cap Growth Fund	35,447,011
Columbia Marsico 21st Century Fund	17,135,087
Columbia Small Cap Growth Fund II	4,470,952

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA") is the investment advisor to the Funds. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America N.A., which in turn is a wholly-owned subsidiary of BOA, was the investment advisor to the Funds, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia Funds

Notes to financial statements (continued)

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	Fees on Average Net Assets
	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Convertible Securities Fund	0.65%	0.60%	0.55%	0.50%	0.50%	0.50%
Columbia Asset Allocation Fund II	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Columbia Large Cap Value Fund	0.60%	0.55%	0.43%	0.43%	0.43%	0.41%
Columbia Mid Cap Value Fund	0.65%	0.60%	0.55%	0.50%	0.50%	0.50%
Columbia Small Cap Value Fund II	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%
Columbia Marsico Mid Cap Growth Fund	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Columbia Marsico 21st Century Fund	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%

Prior to September 16, 2005, Columbia was entitled to receive an investment advisory fee from Columbia Large Cap Value Fund as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1.0 billion; 0.50% for assets in excess of $1.0 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% for assets in excess of $6 billion.

Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II indirectly pay for investment advisory and sub-advisory services through their investments in their corresponding Master Portfolios (See Note 4 of Notes to financial statements of the Master Portfolios).

For the year ended March 31, 2006, the effective investment advisory fee rates for the Funds, as a percentage of the Funds' average daily net assets, were as follows:

Fund	Effective Fee Rates
Columbia Convertible Securities Fund	0.60%
Columbia Asset Allocation Fund II	0.60%
Columbia Large Cap Value Fund	0.49%
Columbia Mid Cap Value Fund	0.58%
Columbia Small Cap Value Fund II	0.70%
Columbia Marsico Mid Cap Growth Fund	0.65%
Columbia Marsico 21st Century Fund	0.74%

Sub-advisory fee: Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as sub-advisor to Columbia Marsico 21st Century Fund and Columbia Marsico Mid Cap Value Fund. As the sub-advisor, Marsico is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Funds. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of each Fund's average daily net assets.

Administration fee: Columbia provides administrative and other services to the Funds. Prior to August 22, 2005, BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of BOA, served as the administrator to the Funds under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Funds.

Columbia Funds

Notes to financial statements (continued)

Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds under the pricing and bookkeeping agreement (described below):

Fund	Administration Fee Rate
Columbia Convertible Securities Fund	0.17%
Columbia Asset Allocation Fund II	0.12%
Columbia Large Cap Value Fund	0.17%
Columbia Mid Cap Value Fund	0.17%
Columbia Small Cap Value Fund II	0.17%
Columbia Marsico Growth Fund	0.12%
Columbia Large Cap Core Fund	0.12%
Columbia Marsico Focused Equities Fund	0.12%
Columbia Marsico Mid Cap Growth Fund	0.23%
Columbia Marsico 21st Century Fund	0.22%
Columbia Small Cap Growth Fund II	0.12%

Columbia has contractually agreed to waive a portion of its administration fee for Columbia Large Cap Value Fund at an annual rate of 0.04% of Columbia Large Cap Value Fund's average daily net assets up to $500 million.

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual fee of $38,000 paid monthly. In addition, each of the Funds with the exception of the Feeder Funds pays a monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000. The Funds also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.

Transfer agent fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Effective September 1, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually for Columbia Convertible Securities Fund, Columbia Asset Allocation Fund II, Columbia Large Cap Value Fund, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Mid Cap Growth Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Prior to August 22, 2005, PFPC, Inc. ("PFPC") served as the transfer agent for the Funds' shares and BOA served as the sub-transfer agent for the Class Z shares of the Funds. BOA was entitled to receive from PFPC a fee equal to the costs incurred by BOA in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets

Columbia Funds

Notes to financial statements (continued)

attributable to the Class Z shares of each Fund. These amounts are included in "Transfer agent fees" on the Statements of operations. For the period ended August 22, 2005, BOA earned sub-transfer agent fees from the Funds as follows:

Fund	Sub-Transfer Agent Fee
Columbia Convertible Securities Fund	$11,211
Columbia Asset Allocation Fund II	207
Columbia Large Cap Value Fund	11,745
Columbia Mid Cap Value Fund	6,250
Columbia Small Cap Value Fund II	1,931
Columbia Marsico Growth Fund	10,302
Columbia Large Cap Core Fund	13,888
Columbia Marsico Focused Equities Fund	4,824
Columbia Marsico Mid Cap Growth Fund	4,349
Columbia Marsico 21st Century Fund	1,588
Columbia Small Cap Growth Fund II	3,743

Underwriting discounts, service and distribution fees: Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares. Prior to August 22, 2005, BACAP Distributors served as the distributor of the Funds' shares, under the same fee structure. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., which was then renamed Columbia Management Distributors, Inc. For the year ended March 31, 2006, the Distributor has retained net underwriting discounts and net contingent deferred sales charge ("CDSC") fees as follows:

	Front End Sales Charge	CDSC
Fund	Class A	Class A	Class B	Class C
Columbia Convertible Securities Fund	$31,888	$5,072	$261,690	$8,872
Columbia Asset Allocation Fund II	5,936	—	30,991	212
Columbia Large Cap Value Fund	53,089	4,038	821,339	9,010
Columbia Mid Cap Value Fund	101,458	5,028	230,855	5,049
Columbia Small Cap Value Fund II	2,626	—	4,952	147
Columbia Marsico Growth Fund	372,406	2,436	232,149	125,842
Columbia Large Cap Core Fund	34,803	—	40,801	1
Columbia Marsico Focused Equities Fund	190,701	—	660,404	43,778
Columbia Marsico Mid Cap Growth Fund	6,984	—	36,098	113
Columbia Marsico 21st Century Fund	392,889	18,236	119,883	23,120
Columbia Small Cap Growth Fund II	4,974	92	27,668	996

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund and Columbia Marsico 21st Century Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Columbia Funds

Notes to financial statements (continued)

Expense limits and fee reimbursements: Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

Fund	Annual Rate
Columbia Mid Cap Value Fund	1.25%
Columbia Small Cap Value Fund II	1.30%
Columbia Small Cap Growth Fund II	1.15%

Columbia is entitled to recover from Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II and Columbia Small Cap Growth Fund II any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue after July 31, 2006.

At March 31, 2006, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

	Amount of potential recovery expiring:		Total potential	Amount recovered during year ended
Fund	03/31/08	03/31/07	recovery	03/31/06
Columbia Small Cap Value Fund II	$21,755	$60,262	$82,017	$—
Columbia Small Cap Growth Fund II	335,159	531,292	866,451	—

Fees paid to officers and trustees: All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves) another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

As a result of fund mergers (see Note 11), Columbia Large Cap Value Fund and Columbia Mid Cap Value Fund assumed the assets and liabilities of the independent trustees of the acquired funds. The deferred compensation plan of the acquired funds may be terminated at any time. Benefits under this deferred compensation plan are funded and any payments to plan participants are paid solely of the Fund's assets.

Custody credits: Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Other: Prior to the appointment of State Street as sub-administrator to the Funds, the Funds made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliate" on the Statements of Operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees

Columbia Funds

Notes to financial statements (continued)

earned by Columbia from the Funds. For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Fund	Advisory Fees (earned by Columbia)	Administration Fees (earned by Columbia)
Columbia Convertible Securities Fund	$12,940	$6,470
Columbia Asset Allocation Fund II	3,380	1,690
Columbia Large Cap Value Fund	7,102	3,551
Columbia Mid Cap Value Fund	2,203	1,102
Columbia Small Cap Value Fund II	1,603	802
Columbia Marsico Mid Cap Growth Fund	7,079	3,540
Columbia Marsico 21st Century Fund	5,408	2,704

Note 5.  Portfolio information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Columbia Convertible Securities Fund	$—	$2,180,909	$548,231,181	$816,693,385
Columbia Asset Allocation Fund II	11,199,197	13,377,088	166,417,050	187,566,934
Columbia Large Cap Value Fund	—	—	1,636.496,750	1,762,123,449
Columbia Mid Cap Value Fund	—	—	643,658,649	1,143,807,640
Columbia Small Cap Value Fund II	—	—	168,234,102	172,373,776
Columbia Marsico Mid Cap Growth Fund	—	—	742,357,867	747,403,460
Columbia Marsico 21st Century Fund	—	—	1,440,484,952	903,259,863

Note 6.  Shares of beneficial interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares as follows:

Class B shares purchased:	Will convert to Class A shares after:
— after November 15, 1998	Eight years

— between August 1, 1997 and November 15, 1998

$0 - $249,999	Nine years

$250,000 - $499,999	Six years

$500,000 - $999,999	Five years

— before August 1, 1997	Nine years

See Schedules of capital stock activity.

As of March 31, 2006, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of

Columbia Funds

Notes to financial statements (continued)

these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Convertible Securities Fund	1	56.2%
Columbia Asset Allocation Fund II	1	13.4
Columbia Large Cap Value Fund	3	38.4
Columbia Mid Cap Value Fund	1	28.0
Columbia Small Cap Value Fund II	1	67.9
Columbia Marsico Growth Fund	1	24.6
Columbia Large Cap Core Fund	1	63.6
Columbia Marsico Focused Equities Fund	1	10.1
Columbia Marsico Mid Cap Growth Fund	1	63.1
Columbia Marsico 21st Century Fund	1	18.0
Columbia Small Cap Growth Fund II	1	54.7

In addition, as of March 31, 2006, several of the Funds had other shareholders that held greater than 5% of the shares outstanding and Bank of America and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Small Cap Value Fund II	2	19.9%
Columbia Marsico Growth Fund	2	32.0
Columbia Large Cap Core Fund	2	11.7
Columbia Marsico Focused Equities Fund	1	26.5
Columbia Marsico Mid Cap Growth Fund	2	17.5
Columbia Marsico 21st Century Fund	2	28.4

Note 7.  Line of credit

The Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating fund based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund.

Prior to August 22, 2005, the Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating fund maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

For the year ended March 31, 2006, the Funds, with the exception of Columbia Convertible Securities Fund and Columbia Asset Allocation Fund II, did not borrow under these arrangements.

The average daily loan balance outstanding by Columbia Convertible Securities Fund during the year ended March 31, 2006, was $6,800,000 at a weighted average interest rate of 4.75%.

The average daily loan balance outstanding by Columbia Asset Allocation Fund II during the year ended March 31, 2006, was $293,000 at a weighted average interest rate of 3.51%.

Columbia Funds

Notes to financial statements (continued)

Note 8.  Securities lending

Prior to the appointment of State Street as custodian to the Master Portfolios, the Master Portfolios were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by each Master Portfolio from securities lending is included in its Statement of operations. The Board of Trustees has approved a securities lending program with State Street. As of March 31, 2006, the Master Portfolios did not have any securities on loan.

Note 9.  Disclosure of significant risks and contingencies

Foreign securities: Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust

Columbia Funds

Notes to financial statements (continued)

against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action – Mehta v AIG Sun America Life Assurance Company – involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

For the year ended March 31, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred in connection with these matters as follows:

Fund	Non-Recurring Costs
Columbia Convertible Securities Fund	$857,944
Columbia Large Cap Value Fund	1,705,234
Columbia Marsico Growth Fund	1,981,131
Columbia Large Cap Core Fund	939,106
Columbia Marsico Focused Equities Fund	2,101,710
Columbia Small Cap Growth Fund II	290,658

Note 10.  Proposed reorganization

The Board of Trustees of Columbia Marsico Mid Cap Growth Fund approved a proposal to merge the Fund into Columbia Mid Cap Growth Fund, subject to approval by shareholders of the Fund and the satisfaction of certain other conditions. The merger is expected to be completed in the third quarter of 2006.

Note 11.  Business combinations and mergers

On September 16, 2005, Columbia Growth & Income Fund and Columbia Tax Managed Value Fund merged into Nations Value Fund. Nations Value Fund received a tax-free, for federal tax purposes, transfer of assets from Columbia Growth & Income Fund and Columbia Tax Managed Value Fund as follows:

	Shares Issued	Net Assets Received	Unrealized Appreciation*
Columbia Growth & Income Fund	132,065,046	$1,793,463,094	$234,814,093
Columbia Tax Managed Value Fund	4,964,410	66,616,098	9,526,362

Columbia Funds

Notes to financial statements (continued)

Net Assets of Nations Value Fund Prior to Combination	Net Assets of Columbia Growth & Income Fund and Columbia Tax Managed Value Fund Immediately Prior to Combination	Net Assets of Nations Value Fund After Combination
$1,792,217,194	$1,860,079,193	$3,652,296,387

*  Unrealized appreciation is included in the respective Net Assets Received.

Nations Value Fund was then renamed Columbia Large Cap Value Fund.

On September 23, 2005, Columbia Mid Cap Value Fund merged into Nations MidCap Value Fund. Nations MidCap Value Fund received a tax-free transfer of assets from Columbia Mid Cap Value Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
125,643,197	$1,739,617,640	$408,097,833
Net Assets of Nations MidCap Value Fund Prior to Combination	Net Assets of Columbia Mid Cap Value Fund Immediately Prior to Combination	Net Assets of Nations MidCap Value Fund After Combination
$618,343,345	$1,739,617,640	$2,996,526,618

*  Unrealized appreciation is included in the Net Assets Received.

Nations MidCap Value Fund was then renamed Columbia Mid Cap Value Fund.

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust (formerly Nations Funds Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Convertible Securities Fund (formerly Nations Convertible Securities Fund), Columbia Asset Allocation Fund II (formerly Nations Asset Allocation Fund), Columbia Large Cap Value Fund (formerly Nations Value Fund), Columbia Mid Cap Value Fund (formerly Nations MidCap Value Fund), Columbia Small Cap Value Fund II (formerly Nations SmallCap Value Fund), Columbia Marsico Growth Fund (formerly Nations Marsico Growth Fund), Columbia Large Cap Core Fund (formerly Nations Strategic Growth Fund), Columbia Marsico Focused Equities Fund (formerly Nations Marsico Focused Equities Fund), Columbia Marsico Mid Cap Growth Fund (formerly Nations Marsico MidCap Growth Fund), Columbia Marsico 21st Century Fund (formerly Nations Marsico 21st Century Fund) and Columbia Small Cap Growth Fund II (formerly Nations Small Company Fund) (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

Columbia Funds

Federal Income Tax information  (unaudited)

Columbia Convertible Securities Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $128,881,408.

For non-corporate shareholders 28.11% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

26.10% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Asset Allocation Fund II

For non-corporate shareholders 72.38% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

72.36% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Large Cap Value Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $141,635,643.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

98.03% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Mid Cap Value Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $220,781,264.

For non-corporate shareholders 35.25% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

33.15% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Small Cap Value Fund II

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $24,199,956.

For non-corporate shareholders 23.72% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

24.29% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Funds

Federal Income Tax information (continued)  (unaudited)

Columbia Marsico Focused Equities Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

100.00% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Large Cap Core Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

100.00% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Marsico 21st Century Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $9,433,564.

For non-corporate shareholders 72.87% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

78.12% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Small Cap Growth Fund II

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $100,000,000.

For non-corporate shareholders 15.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

15.00% of the ordinary income earned by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Funds Master Investment Trust

Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio and Columbia Small Cap Growth Master Portfolio II Annual Report

  March 31, 2006

The following pages should be read in conjunction with Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II Annual Reports.

Columbia Funds Master Investment Trust

Columbia Marsico Growth Master Portfolio

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 91.5%
	Consumer discretionary — 22.7%
	Automobiles — 2.3%
913,813	Toyota Motor Corp., ADR	99,514,236
	Hotels, restaurants & leisure — 9.0%
208,909	Four Seasons Hotels, Inc.	10,591,686
1,207,137	Las Vegas Sands Corp.(a)	68,396,383
2,291,126	MGM Mirage(a)	98,724,619
1,845,350	Starbucks Corp.(a)	69,458,974
215,046	Station Casinos, Inc.	17,068,201
763,505	Wynn Resorts Ltd.(a)	58,675,359
1,418,607	Yum! Brands, Inc.	69,313,138
		392,228,360
	Household durables — 3.0%
916,011	KB Home	59,522,395
806,033	Lennar Corp., Class A	48,668,272
650,437	Toll Brothers, Inc.(a)	22,524,633
		130,715,300
	Multiline retail — 1.5%
1,254,873	Target Corp.	65,265,945
	Specialty retail — 6.3%
2,294,753	Home Depot, Inc.	97,068,052
2,741,736	Lowe's Companies, Inc.	176,677,468
		273,745,520
	Textiles, apparel & luxury goods — 0.6%
839,774	Coach, Inc.(a)	29,039,385
		990,508,746
	Consumer staples — 4.9%
	Beverages — 0.3%
229,658	PepsiCo, Inc.	13,271,936
	Food & staples retailing — 1.2%
926,316	CVS Corp.	27,669,059
527,149	Walgreen Co.	22,735,936
		50,404,995
	Food products — 0.3%
430,126	Archer-Daniels-Midland Co.	14,473,740
	Household products — 3.1%
2,357,885	Procter & Gamble Co.	135,861,334
		214,012,005
	Energy — 4.0%
	Energy equipment & services — 3.4%
884,384	Halliburton Co.	64,577,720
651,254	Schlumberger Ltd.	82,429,219
		147,006,939
	Oil, gas & consumable fuels — 0.6%
568,966	Peabody Energy Corp.	28,681,576
		175,688,515

Shares		Value ($)
	Financials — 16.4%
	Capital markets — 9.1%
559,173	Goldman Sachs Group, Inc.	87,767,794
981,510	Lehman Brothers Holdings, Inc.	141,857,640
1,513,837	UBS AG, Registered Shares	166,476,655
		396,102,089
	Consumer finance — 1.6%
1,323,341	SLM Corp.	68,734,332
	Diversified financial services — 2.6%
254,143	Chicago Mercantile Exchange Holdings, Inc.	113,728,992
	Insurance — 2.2%
1,930,072	Genworth Financial, Inc.	64,522,307
324,355	Progressive Corp.	33,817,252
		98,339,559
	Real estate — 0.9%
662,501	KKR Financial Corp., REIT	14,859,898
383,092	St. Joe Co.	24,073,501
		38,933,399
		715,838,371
	Health care — 16.7%
	Biotechnology — 6.9%
1,348,982	Amylin Pharmaceuticals, Inc.(a)	66,032,669
2,257,799	Genentech, Inc.(a)	190,806,593
670,745	Genzyme Corp.(a)	45,087,479
		301,926,741
	Health care equipment & supplies — 3.2%
1,424,469	Medtronic, Inc.	72,291,802
974,158	Zimmer Holdings, Inc.(a)	65,853,081
		138,144,883
	Health care providers & services — 6.6%
406,853	Quest Diagnostics, Inc.	20,871,559
4,764,818	UnitedHealth Group, Inc.	266,162,733
		287,034,292
		727,105,916
	Industrials — 16.9%
	Aerospace & defense — 4.0%
1,412,528	General Dynamics Corp.	90,373,541
578,489	Lockheed Martin Corp.	43,461,879
688,200	United Technologies Corp.	39,894,954
		173,730,374
	Air freight & logistics — 3.6%
1,378,351	FedEx Corp.	155,670,962
	Machinery — 3.7%
1,781,860	Caterpillar, Inc.	127,955,367
451,630	Deere & Co.	35,701,351
		163,656,718

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Marsico Growth Master Portfolio

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Road & Rail — 5.6%
1,761,734	Burlington Northern Santa Fe Corp.	146,805,294
1,034,200	Union Pacific Corp.	96,542,570
		243,347,864
		736,405,918
	Information technology — 7.4%
	Communications equipment — 7.4%
2,056,576	Cisco Systems, Inc.(a)	44,566,002
1,678,200	Corning, Inc.(a)	45,160,362
4,794,317	Motorola, Inc.	109,837,803
2,428,040	QUALCOMM, Inc.	122,883,104
		322,447,271
	Materials — 1.2%
	Chemicals — 0.3%
163,503	Monsanto Co.	13,856,879
	Metals & mining — 0.9%
767,551	Companhia Vale do Rio Doce, ADR	37,249,250
		51,106,129
	Telecommunication services — 1.3%
	Wireless telecommunication services — 1.3%
1,652,816	America Movil SA de CV, ADR, Series L	56,625,476
	Total common stocks (Cost of $3,229,031,158)	3,989,738,347
	Investment company — 4.5%
195,961,909	SSgA Prime Money Market Fund	195,961,909
	Total investment company (Cost of $195,961,909)	195,961,909
Par ($)
	Convertible Bond — 1.5%
	Consumer cyclical — 1.5%
	Lodging — 1.5%
20,000,000	Wynn Resorts Ltd. 6.000% 07/15/15	66,650,000
	Total convertible bond (Cost of $19,667,267)	66,650,000

Shares		Value ($)
	Short-term obligation — 3.1%
	U.S. Government & agency obligations — 3.1%
135,520,000	Federal Home Loan Bank 4.540% 04/03/06(b)	135,485,819
Total short-term obligation (Cost of $135,485,819)		135,485,819
Total investments (Cost of $3,580,146,153)(c)	100.6%	4,387,836,075
Other assets & liabilities, net	(0.6)%	(25,148,604)
Net assets	100.0%	4,362,687,471

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  The rate shown represents the annualized yield at date of purchase.

(c)  Cost for federal income tax purposes is $3,589,037,125.

At March 31, 2006, the Master Portfolio held investments in the following sectors:

% of Sector (Unaudited)	Net Assets
Consumer discretionary	24.2%
Industrials	16.9
Health care	16.7
Financials	16.4
Information technology	7.4
Consumer staples	4.9
Energy	4.0
Telecommunication services	1.3
Materials	1.2
Investment company	4.5
Short-term obligation	3.1
Other assets & liabilities, net	(0.6)
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Large Cap Core Master Portfolio

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 99.8%
	Consumer discretionary — 10.6%
	Hotels, restaurants & leisure — 3.3%
273,120	Carnival Corp.	12,937,694
478,150	Hilton Hotels Corp.	12,173,699
442,125	McDonald's Corp.	15,191,415
245,960	Yum! Brands, Inc.	12,017,606
		52,320,414
	Media — 1.9%
606,520	CBS Corp., Class B	14,544,350
3,535	Interpublic Group of Companies, Inc.(a)	33,795
1,001,550	News Corp., Class A	16,635,745
		31,213,890
	Multiline retail — 1.9%
313,359	Federated Department Stores, Inc.	22,875,207
128,200	J.C. Penney Co., Inc.	7,744,562
		30,619,769
	Specialty retail — 2.6%
127,200	Chico's FAS, Inc.(a)	5,169,408
483,054	Home Depot, Inc.	20,433,184
179,629	Lowe's Companies, Inc.	11,575,293
217,200	TJX Companies, Inc.	5,390,904
		42,568,789
	Textiles, apparel & luxury goods — 0.9%
167,250	NIKE, Inc., Class B	14,232,975
		170,955,837
	Consumer staples — 9.0%
	Beverages — 4.4%
758,652	Coca-Cola Co.	31,764,759
151,590	Diageo PLC, ADR	9,615,354
506,845	PepsiCo, Inc.	29,290,572
		70,670,685
	Food & staples retailing — 1.1%
359,620	Wal-Mart Stores, Inc.	16,988,449
	Food products — 1.0%
330,000	General Mills, Inc.	16,724,400
	Household products — 2.5%
441,550	Colgate-Palmolive Co.	25,212,505
273,900	Kimberly-Clark Corp.	15,831,420
		41,043,925
		145,427,459
	Energy — 9.5%
	Energy equipment & services — 2.1%
338,300	BJ Services Co.	11,705,180
174,300	Schlumberger Ltd.	22,061,151
		33,766,331
	Oil, gas & consumable fuels — 7.4%
314,000	Chevron Corp.	18,202,580
217,150	ConocoPhillips	13,713,023

Shares		Value ($)
	Oil, gas & consumable fuels — (continued)
163,200	Devon Energy Corp.	9,982,944
630,140	Exxon Mobil Corp.	38,350,320
85,000	Kerr-McGee Corp.	8,115,800
120,600	Occidental Petroleum Corp.	11,173,590
119,600	Petroleo Brasileiro SA, ADR	10,365,732
155,400	Valero Energy Corp.	9,289,812
		119,193,801
		152,960,132
	Financials — 20.9%
	Capital markets — 3.1%
175,700	A.G. Edwards, Inc.	8,760,402
453,300	Bank of New York Co., Inc.	16,336,932
51,400	Legg Mason, Inc.	6,441,962
125,600	Lehman Brothers Holdings, Inc.	18,152,968
		49,692,264
	Commercial banks — 3.8%
175,323	Commerce Bancorp, Inc.	6,425,588
224,650	Cullen/Frost Bankers, Inc.	12,074,937
217,045	PNC Financial Services Group, Inc.	14,609,299
490,625	Wachovia Corp.	27,499,531
15,138	Zions Bancorporation	1,252,367
		61,861,722
	Consumer finance — 0.6%
297,430	AmeriCredit Corp.(a)	9,140,024
	Diversified financial services — 6.4%
328,895	CIT Group, Inc.	17,602,460
1,139,550	Citigroup, Inc.	53,820,947
773,000	JPMorgan Chase & Co.	32,187,720
		103,611,127
	Insurance — 5.1%
145,890	Ace Ltd.	7,587,739
661,200	Conseco, Inc.(a)	16,410,984
323,380	Hartford Financial Services Group, Inc.	26,048,259
662,535	UnumProvident Corp.	13,568,717
225,000	Willis Group Holdings Ltd.	7,708,500
180,853	XL Capital Ltd., Class A	11,594,486
		82,918,685
	Thrifts & mortgage finance — 1.9%
342,450	Fannie Mae	17,601,930
281,800	PMI Group, Inc.	12,940,256
		30,542,186
		337,766,008
	Health care — 13.2%
	Biotechnology — 2.0%
262,823	Amgen, Inc.(a)	19,120,373
8,085	Amylin Pharmaceuticals, Inc.(a)	395,761
386,050	Millennium Pharmaceuticals, Inc.(a)	3,902,966
139,000	PDL BioPharma, Inc.(a)	4,559,200
106,850	Vertex Pharmaceuticals, Inc.(a)	3,909,641
		31,887,941

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Large Cap Core Master Portfolio

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Health care equipment & supplies — 0.6%
140,177	Bausch & Lomb, Inc.	8,929,275
	Health care providers & services — 3.0%
237,600	Aetna, Inc.	11,675,664
126,655	CIGNA Corp.	16,543,676
367,230	HCA, Inc.	16,815,462
98,500	Lincare Holdings, Inc.(a)	3,837,560
		48,872,362
	Pharmaceuticals — 7.6%
369,700	Abbott Laboratories	15,701,159
256,400	AstraZeneca PLC, ADR	12,878,972
163,100	GlaxoSmithKline PLC, ADR	8,531,761
605,375	Johnson & Johnson	35,850,308
272,827	Merck & Co., Inc.	9,611,695
191,800	Novartis AG, ADR	10,633,392
1,181,770	Pfizer, Inc.	29,449,708
		122,656,995
		212,346,573
	Industrials — 11.8%
	Aerospace & defense — 1.7%
178,000	General Dynamics Corp.	11,388,440
272,850	United Technologies Corp.	15,817,114
		27,205,554
	Air freight & logistics — 1.3%
265,575	United Parcel Service, Inc., Class B	21,081,344
	Commercial services & supplies — 1.2%
562,600	Waste Management, Inc.	19,859,780
	Electrical equipment — 0.7%
156,000	Rockwell Automation, Inc.	11,217,960
	Industrial conglomerates — 1.4%
238,623	General Electric Co.	8,299,308
148,290	Textron, Inc.	13,848,803
		22,148,111
	Machinery — 4.6%
131,200	Danaher Corp.	8,337,760
103,400	Deere & Co.	8,173,770
276,500	Eaton Corp.	20,176,205
219,335	Illinois Tool Works, Inc.	21,124,154
378,960	Ingersoll-Rand Co., Ltd., Class A	15,836,738
		73,648,627
	Road & rail — 0.9%
171,895	Burlington Northern Santa Fe Corp.	14,324,010
		189,485,386
	Information technology — 15.3%
	Communications equipment — 3.3%
605,305	Cisco Systems, Inc.(a)	13,116,959
1,050,000	Nokia Oyj, ADR	21,756,000
349,780	QUALCOMM, Inc.	17,702,366
		52,575,325

Shares		Value ($)
	Computers & peripherals — 5.3%
860,000	EMC Corp.(a)	11,721,800
634,400	Hewlett-Packard Co.	20,871,760
396,920	International Business Machines Corp.	32,733,993
191,940	Logitech International SA(a)	7,631,534
636,200	QLogic Corp.(a)	12,310,470
		85,269,557
	Semiconductors & semiconductor equipment — 4.1%
361,700	ASML Holding N.V., N.Y. Registered Shares(a)	7,367,829
100,965	Broadcom Corp., Class A(a)	4,357,649
741,250	Intel Corp.	14,343,187
275,920	Lam Research Corp.(a)	11,864,560
174,080	MEMC Electronic Materials, Inc.(a)	6,427,034
286,200	Novellus Systems, Inc.(a)	6,868,800
1,501,262	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	15,102,696
		66,331,755
	Software — 2.6%
188,980	Autodesk, Inc.(a)	7,279,509
592,870	Microsoft Corp.	16,131,993
348,000	SAP AG, ADR	18,903,360
		42,314,862
		246,491,499
	Materials — 3.3%
	Chemicals — 1.2%
126,000	Air Products & Chemicals, Inc.	8,465,940
212,730	Eastman Chemical Co.	10,887,522
17,139	Tronox, Inc. Class B(a)	291,198
		19,644,660
	Construction materials — 0.6%
111,036	Vulcan Materials Co.	9,621,269
	Containers & packaging — 0.5%
429,370	Crown Holdings, Inc.(a)	7,617,024
	Metals & mining — 1.0%
229,372	Companhia Vale do Rio Doce, ADR	11,131,423
77,700	Freeport-McMoRan Copper & Gold, Inc., Class B	4,644,129
		15,775,552
		52,658,505
	Telecommunication services — 3.3%
	Diversified telecommunication services — 3.3%
579,350	AT&T, Inc.	15,665,624
204,255	BellSouth Corp.	7,077,436
725,900	Citizens Communications Co.	9,632,693
592,300	Verizon Communications, Inc.	20,173,738
		52,549,491

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Large Cap Core Master Portfolio

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Utilities — 2.9%
	Electric utilities — 1.5%
224,400	Exelon Corp.	11,870,760
298,000	FPL Group, Inc.	11,961,720
		23,832,480
	Independent power producers & energy traders — 0.7%
256,670	TXU Corp.	11,488,549
	Multi-utilities — 0.7%
310,675	PG&E Corp.	12,085,258
		47,406,287
	Total common stocks (Cost of $1,449,169,151)	1,608,047,177
Par ($)
	Short-term obligation — 0.1%
2,320,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Agency maturing 12/20/06, market value of $2,368,954 (repurchase proceeds $2,230,903)	2,320,000
	Total short-term obligation (Cost of $2,320,000)	2,320,000

Total investments (Cost of $1,451,489,151)(b)	99.9%	1,610,367,177
Other assets & liabilities, net	0.1%	1,481,821
Net assets	100.0%	1,611,848,998

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,457,215,025.

At March 31, 2006 the Master Portfolio held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	20.9%
Information technology	15.3
Health care	13.2
Industrials	11.8
Consumer discretionary	10.6
Energy	9.5
Consumer staples	9.0
Materials	3.3
Telecommunication services	3.3
Utilities	2.9
Short-term obligation	0.1
Other assets & liabilities, net	0.1
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Marsico Focused Equities Master Portfolio

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 92.6%
	Consumer discretionary — 23.6%
	Automobiles — 2.8%
1,057,698	Toyota Motor Corp., ADR	115,183,312
	Hotels, restaurants & leisure — 10.6%
740,564	Four Seasons Hotels, Inc.	37,546,595
1,547,701	Las Vegas Sands Corp.(a)	87,692,739
2,907,221	MGM Mirage(a)	125,272,153
1,926,068	Starbucks Corp.(a)	72,497,199
1,497,003	Wynn Resorts Ltd.(a)	115,044,681
		438,053,367
	Household durables — 2.2%
1,508,073	Lennar Corp., Class A	91,057,448
	Specialty retail — 8.0%
3,315,234	Home Depot, Inc.	140,234,398
2,988,834	Lowe's Companies, Inc.	192,600,463
		332,834,861
		977,128,988
	Consumer staples — 4.0%
	Household products — 4.0%
2,876,387	Procter & Gamble Co.	165,737,419
	Energy — 4.4%
	Energy equipment & services — 4.4%
1,425,513	Halliburton Co.	104,090,959
634,072	Schlumberger Ltd.	80,254,493
		184,345,452
	Financials — 20.8%
	Capital markets — 12.9%
1,391,033	Goldman Sachs Group, Inc.	218,336,540
821,502	Lehman Brothers Holdings, Inc.	118,731,684
1,810,899	UBS AG, Registered Shares	199,144,563
		536,212,787
	Consumer finance — 3.4%
2,717,212	SLM Corp.	141,131,991
	Diversified financial services — 3.0%
278,175	Chicago Mercantile Exchange Holdings, Inc.	124,483,313
	Insurance — 1.5%
1,861,182	Genworth Financial, Inc., Class A	62,219,314
		864,047,405
	Health care — 17.4%
	Biotechnology — 5.5%
2,680,780	Genentech, Inc.(a)	226,552,718

Shares		Value ($)
	Health care equipment & supplies — 4.6%
1,728,990	Medtronic, Inc.	87,746,243
1,545,184	Zimmer Holdings, Inc.(a)	104,454,438
		192,200,681
	Health care providers & services — 7.3%
5,403,717	UnitedHealth Group, Inc.	301,851,631
		720,605,030
	Industrials — 13.7%
	Air freight & logistics — 4.5%
1,641,521	FedEx Corp.	185,393,382
	Machinery — 3.6%
2,083,533	Caterpillar, Inc.	149,618,504
	Road & rail — 5.6%
1,687,598	Burlington Northern Santa Fe Corp.	140,627,541
984,250	Union Pacific Corp.	91,879,738
		232,507,279
		567,519,165
	Information technology — 8.7%
	Communications equipment — 8.7%
1,977,978	Cisco Systems, Inc.(a)	42,862,783
6,553,731	Motorola, Inc.	150,145,977
2,763,695	QUALCOMM, Inc.	139,870,604
764,934	Telefonaktiebolaget LM Ericsson, ADR	28,853,311
		361,732,675
	Total common stocks (Cost of $2,793,041,109)	3,841,116,134
	Investment company — 4.5%
186,008,319	SSgA Prime Money Market Fund	186,008,319
	Total investment company (Cost of $186,008,319)	186,008,319
	Par ($)
	Short-term obligation — 2.0%
	U.S. Government & agency obligations — 2.0%
86,170,000	Federal Home Loan Bank 4.540% 04/03/06(b)	86,148,266
	Total short-term obligation (Cost of $86,148,266)	86,148,266

Total investments (Cost of $3,065,197,694)(c)	99.1%	4,113,272,719
Other assets & liabilities, net	0.9%	35,552,070
Net assets	100.0%	4,148,824,789

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Marsico Focused Equities Master Portfolio

Investment portfolio (continued)  March 31, 2006

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  The rate shown represents the annualized yield at the date of purchase.

(c)  Cost for federal income tax purposes is $3,076,325,519.

At March 31, 2006, the Master Portfolio held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer discretionary	23.6%
Financials	20.8
Health care	17.4
Industrials	13.7
Information technology	8.7
Energy	4.4
Consumer staples	4.0
Investment company	4.5
Short-term obligation	2.0
Other assets & liabilities, net	0.9
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Small Cap Growth Master Portfolio II

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 97.8%
	Consumer discretionary — 15.0%
	Diversified consumer services — 2.7%
147,590	Jackson Hewitt Tax Service, Inc.	4,660,892
125,470	Steiner Leisure Ltd.(a)	5,081,535
33,930	Strayer Education, Inc.	3,469,682
		13,212,109
	Hotels, restaurants & leisure — 3.7%
141,450	California Pizza Kitchen, Inc.(a)	4,590,053
74,905	Gaylord Entertainment Co.(a)	3,399,189
203,455	Isle of Capris Casinos, Inc.(a)	6,770,982
103,340	Ruth's Chris Steak House(a)	2,460,525
33,040	Shuffle Master, Inc.(a)	1,180,850
		18,401,599
	Household durables — 0.7%
101,020	Desarrolladora Homex SA de CV, ADR(a)	3,569,036
	Internet & catalog retail — 1.8%
194,355	Coldwater Creek, Inc.(a)	5,403,069
47,190	Nutri/System, Inc.(a)	2,242,469
69,190	PetMed Express, Inc.(a)	1,229,506
		8,875,044
	Media — 2.1%
162,387	Catalina Marketing Corp.	3,751,140
53,660	Focus Media Holding Ltd., ADR(a)	3,113,353
432,950	Gray Television, Inc.	3,636,780
		10,501,273
	Specialty retail — 2.0%
121,960	DSW, Inc., Class A(a)	3,819,787
124,590	GameStop Corp., Class A(a)	5,873,173
		9,692,960
	Textiles, apparel & luxury goods — 2.0%
60,920	Carter's, Inc.(a)	4,111,491
115,818	Jos. A. Bank Clothiers, Inc.(a)	5,553,473
		9,664,964
		73,916,985
	Energy — 8.2%
	Energy equipment & services — 2.7%
65,900	Hydril(a)	5,136,905
98,210	Oil States International, Inc.(a)	3,619,039
91,373	Tetra Technologies, Inc.(a)	4,298,186
		13,054,130
	Oil, gas & consumable fuels — 5.5%
38,670	Cheniere Energy, Inc.(a)	1,568,842
85,730	Denbury Resources, Inc.(a)	2,715,069
57,720	Foundation Coal Holdings, Inc.	2,374,601
132,290	Frontier Oil Corp.	7,851,411
62,400	St. Mary Land & Exploration Co.	2,547,792
304,545	Superior Energy Services, Inc.(a)	8,158,761
48,810	World Fuel Services Corp.	1,973,876
		27,190,352
		40,244,482

Shares		Value ($)
	Financials — 7.1%
	Capital markets — 2.7%
81,804	Affiliated Managers Group(a)	8,721,124
52,479	Calamos Asset Management, Inc., Class A	1,962,715
91,280	optionsXpress Holdings, Inc.	2,654,422
		13,338,261
	Commercial banks — 1.0%
138,218	Boston Private Financial Holdings, Inc.	4,670,386
2,970	Westamerica Bancorporation	154,203
		4,824,589
	Consumer finance — 1.7%
33,210	Advanta Corp., Class B	1,224,453
69,930	Cash America International, Inc.	2,099,299
103,950	First Cash Financial Services, Inc.(a)	2,077,960
97,730	World Acceptance Corp.(a)	2,677,802
		8,079,514
	Diversified financial services — 0.3%
38,740	International Securities Exchange, Inc., Class A	1,613,521
	Real estate — 1.4%
30,060	Alexandria Real Estate Equities, Inc., REIT	2,865,620
54,630	Jones Lang LaSalle, Inc.	4,181,380
		7,047,000
		34,902,885
	Health care — 20.6%
	Biotechnology — 5.7%
69,560	Alkermes, Inc.(a)	1,533,798
70,513	Amylin Pharmaceuticals, Inc.(a)	3,451,611
79,670	Anadys Pharmaceuticals, Inc.(a)	1,283,484
128,550	Arena Pharmaceuticals, Inc.(a)	2,328,040
96,130	Cubist Pharmaceuticals, Inc.(a)	2,208,106
72,860	Digene Corp.(a)	2,848,826
132,330	Exelixis, Inc.(a)	1,589,283
111,296	Illumina, Inc.(a)	2,643,280
32,760	Myogen, Inc.(a)	1,186,895
131,192	Nektar Therapeutics(a)	2,673,693
63,060	PDL BioPharma, Inc.(a)	2,068,368
139,734	Senomyx, Inc.(a)	2,300,022
54,620	Vertex Pharmaceuticals, Inc.(a)	1,998,546
		28,113,952
	Health care equipment & supplies — 6.9%
266,460	American Medical Systems Holdings, Inc.(a)	5,995,350
61,954	Aspect Medical Systems, Inc.(a)	1,700,018
42,780	Dionex Corp.(a)	2,630,114
66,766	Haemonetics Corp.(a)	3,389,710
30,540	Hologic, Inc.(a)	1,690,389
161,488	Immucor, Inc.(a)	4,633,090
18,450	Intuitive Surgical, Inc.(a)	2,177,100
80,985	Kyphon, Inc.(a)	3,012,642

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Small Cap Growth Master Portfolio II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Health care equipment & supplies — (continued)
181,158	Meridian Bioscience, Inc.	4,887,643
31,870	Neurometrix, Inc.(a)	1,241,018
58,623	SonoSite, Inc.(a)	2,382,439
		33,739,513
	Health care providers & services — 5.6%
126,760	Allion Healthcare, Inc.(a)	1,718,866
127,190	Allscripts Healthcare Solutions, Inc.(a)	2,328,849
104,589	Centene Corp.(a)	3,050,861
88,260	HealthExtras, Inc.(a)	3,115,578
53,340	Pediatrix Medical Group, Inc.(a)	5,474,818
76,480	PRA International(a)	1,895,939
118,440	Psychiatric Solutions, Inc.(a)	3,923,917
157,986	VCA Antech, Inc.(a)	4,499,441
39,763	WellCare Health Plans, Inc.(a)	1,806,831
		27,815,100
	Pharmaceuticals — 2.4%
62,456	Hi-Tech Pharmacal Co., Inc.(a)	1,761,259
83,150	New River Pharmaceuticals, Inc.(a)	2,761,411
97,615	Par Pharmaceutical Companies, Inc.(a)	2,750,791
94,650	Penwest Pharmaceuticals Co.(a)	2,052,959
154,900	Salix Pharmaceuticals Ltd.(a)	2,557,399
		11,883,819
		101,552,384
	Industrials — 13.0%
	Air freight & logistics — 2.5%
22,139	EGL, Inc.(a)	996,255
170,738	HUB Group, Inc., Class A(a)	7,782,238
109,826	UTI Worldwide, Inc.	3,470,502
		12,248,995
	Commercial services & supplies — 2.0%
90,458	Kenexa Corp.(a)	2,781,583
120,760	Resources Connection, Inc.(a)	3,008,132
108,465	Waste Connections, Inc.(a)	4,317,992
		10,107,707
	Construction & engineering — 0.3%
89,130	Quanta Services, Inc.(a)	1,427,862
	Electrical equipment — 2.3%
24,422	Energy Conversion Devices, Inc.(a)	1,201,074
68,080	Evergreen Solar, Inc.(a)	1,048,432
299,560	General Cable Corp.(a)	9,085,655
		11,335,161
	Machinery — 4.4%
59,160	Actuant Corp., Class A	3,621,775
120,020	JLG Industries, Inc.	3,695,416
40,840	Manitowoc Co., Inc.	3,722,566
322,830	Wabtec Corp.	10,524,258
		21,564,015

Shares		Value ($)
	Trading companies & distributors — 1.5%
163,190	UAP Holding Corp.	3,508,585
55,950	WESCO International, Inc.(a)	3,805,159
		7,313,744
		63,997,484
	Information technology — 29.0%
	Communications equipment — 4.4%
82,230	ADTRAN, Inc.	2,152,781
247,335	AudioCodes Ltd.(a)	3,418,170
109,476	Avocent Corp.(a)	3,474,768
127,400	CommScope, Inc.(a)	3,637,270
38,953	F5 Networks, Inc.(a)	2,823,703
53,785	NICE Systems Ltd., ADR(a)	2,740,884
38,590	Plantronics, Inc.	1,367,244
162,750	Powerwave Technologies, Inc.(a)	2,195,497
		21,810,317
	Computers & peripherals — 0.4%
64,910	Stratasys, Inc.(a)	1,913,547
	Electronic equipment & instruments — 6.9%
80,840	Anixter International, Inc.	3,862,535
105,787	Daktronics, Inc.	3,861,225
75,855	Global Imaging Systems, Inc.(a)	2,880,973
162,460	Itron, Inc.(a)	9,723,231
195,754	Plexus Corp.(a)	7,354,478
48,440	Trimble Navigation Ltd.(a)	2,182,222
291,440	TTM Technologies, Inc.(a)	4,222,966
		34,087,630
	Internet software & services — 1.3%
87,271	aQuantive, Inc.(a)	2,054,359
288,070	Digitas, Inc.(a)	4,148,208
		6,202,567
	IT services — 1.6%
56,375	Euronet Worldwide, Inc.(a)	2,132,666
79,910	Keane, Inc.(a)	1,258,583
285,370	MPS Group, Inc.(a)	4,366,161
		7,757,410
	Semiconductors & semiconductor equipment — 8.4%
173,052	Atheros Communications, Inc.(a)	4,532,232
137,255	Cymer, Inc.(a)	6,236,867
171,952	Microsemi Corp.(a)	5,005,523
777,700	Mindspeed Technologies, Inc.(a)	3,095,246
151,578	Silicon Laboratories, Inc.(a)	8,329,211
188,470	Sirf Technology Holdings, Inc.(a)	6,673,722
84,560	Tessera Technologies, Inc.(a)	2,712,685
98,450	Ultratech, Inc.(a)	2,410,056
214,344	Virage Logic Corp.(a)	2,312,772
		41,308,314
	Software — 6.0%
68,347	ANSYS, Inc.(a)	3,700,990
158,760	Epicor Software Corp.(a)	2,132,147
111,750	KongZhong Corp.(a)	1,476,218

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Columbia Small Cap Growth Master Portfolio II

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Software — (continued)
29,478	Kronos, Inc.(a)	1,102,183
101,326	Macrovision Corp.(a)	2,244,371
77,400	Micros Systems, Inc.(a)	3,565,818
111,085	Open Solutions, Inc.(a)	3,033,731
101,616	Parametric Technology Corp.(a)	1,659,389
138,080	Progress Software Corp.(a)	4,016,747
73,480	Quality Systems, Inc.	2,432,188
266,708	Secure Computing Corp.(a)	3,077,810
34,940	Transaction Systems Architects, Inc.(a)	1,090,477
		29,532,069
		142,611,854
	Materials — 3.4%
	Chemicals — 1.3%
90,925	Airgas, Inc.	3,554,258
105,294	Symyx Technologies, Inc.(a)	2,920,856
		6,475,114
	Construction materials — 1.2%
90,120	Eagle Materials, Inc.	5,746,051
	Metals & mining — 0.9%
48,120	Reliance Steel & Aluminum Co.	4,519,430
		16,740,595
	Telecommunication services — 1.5%
	Wireless telecommunication services — 1.5%
458,760	Dobson Communications Corp., Class A(a)	3,679,255
146,153	SBA Communications Corp., Class A(a)	3,421,442
		7,100,697
	Total common stocks (Cost of $360,983,388)	481,067,366
Par ($)
	Short-term obligation — 1.2%
5,968,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.370%, collateralized by a U.S. Treasury Note maturing 09/15/10, market value of $6,088,584 (repurchase proceeds $5,970,173)	5,968,000
	Total short-term obligation (Cost of $5,968,000)	5,968,000

Total investments (Cost of $366,951,388)(b)	99.0%	487,035,366
Other assets & liabilities, net	1.0%	4,930,654
Net assets	100.0%	491,966,020

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $368,160,752.

At March 31, 2006, the Master Portfolio held investments in the following sectors:

Sector (Unaudited) Net Assets	% of
Information technology	29.0%
Health care	20.6
Consumer discretionary	15.0
Industrials	13.0
Energy	8.2
Financials	7.1
Materials	3.4
Telecommunication services	1.5
Short-term obligation	1.2
Other assets & liabilities, net	1.0
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Statements of assets and liabilities  March 31, 2006

	Growth Master Portfolio($)	Large Cap Core Master Portfolio($)	Focused Equities Master Portfolio($)	Small Cap Growth Master Portfolio II($)
Assets:
Investments, at identified cost	3,580,146,153	1,451,489,151	3,065,197,694	366,951,388
Investments, at value	4,387,836,075	1,610,367,177	4,113,272,719	487,035,366
Cash	204,930	1,691	197,359	422
Receivable for:
Investments sold	17,111,648	—	42,503,427	14,458,084
Interest	933,371	301	504,443	724
Dividends	1,252,390	2,755,567	1,275,999	53,912
Foreign tax reclaim	—	38,486	—	—
Total assets	4,407,338,414	1,613,163,222	4,157,753,947	501,548,508
Liabilities:
Payable for:
Investments purchased	41,976,526	410,693	6,347,305	9,219,910
Investment advisory fee	2,237,035	744,357	2,153,582	283,317
Administration fee	342,060	56,626	327,728	9,617
Pricing and bookkeeping fees	13,172	13,303	13,120	11,126
Trustees' fees	44,403	45,316	44,710	29,415
Custody fee	6,487	12,781	10,733	7,071
Other liabilities	31,260	31,148	31,980	22,032
Total liabilities	44,650,943	1,314,224	8,929,158	9,582,488
Net assets	4,362,687,471	1,611,848,998	4,148,824,789	491,966,020

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Statements of operations

For the year ended March 31, 2006

	Growth Master Portfolio($)	Large Cap Core Master Portfolio($)	Focused Equities Master Portfolio($)	Small Cap Growth Master Portfolio II($)
Net investment income
Income:
Dividends	25,096,506	29,577,672	26,799,706	1,526,274
Dividends from affiliates	2,392,606	121,087	1,845,388	64,451
Interest	8,215,446	92,978	4,964,502	239,862
Securities lending income	86,706	18,325	51,643	104,438
Foreign taxes withheld	(489,297)	(371,679)	(539,209)	(936)
Total income	35,301,967	29,438,383	33,122,030	1,934,089
Expenses:
Investment advisory fee	21,312,518	8,483,178	22,150,762	3,417,409
Administration fee	3,263,722	724,069	3,404,833	202,384
Pricing and bookkeeping fees	53,016	53,639	52,744	43,782
Trustees' fees	16,944	16,816	16,790	16,139
Custody fee	120,035	93,635	136,833	57,569
Other expenses	132,416	105,917	143,935	77,679
Total operating expenses	24,898,651	9,477,254	25,905,897	3,814,962
Interest expense	—	15,716	—	13,790
Total expenses	24,898,651	9,492,970	25,905,897	3,828,752
Custody earnings credit	(17,976)	(13,598)	(32,220)	(932)
Net expenses	24,880,675	9,479,372	25,873,677	3,827,820
Net investment income (loss)	10,421,292	19,959,011	7,248,353	(1,893,731)
Net realized and unrealized gain (loss) on investments, foreign currency and written options:
Net realized gain (loss) on:
Investments	63,186,430	89,435,464	211,767,317	127,041,319
Foreign currency transactions	404	—	(16)	—
Written options	—	527,863	—	—
Net realized gain	63,186,834	89,963,327	211,767,301	127,041,319
Net change in unrealized appreciation (depreciation) on investments	401,511,091	75,745,616	411,118,230	5,696,666
Net gain	464,697,925	165,708,943	622,885,531	132,737,985
Net increase resulting from operations	475,119,217	185,667,954	630,133,884	130,844,254

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Statements of changes in net assets

	Growth Master Portfolio		Large Cap Core Master Portfolio
	Year ended March 31, 2006($)	Year ended March 31, 2005($)	Year ended March 31, 2006($)	Year ended March 31, 2005($)
Increase (decrease) in net assets
Operations:
Net investment income (loss)	10,421,292	4,156,696	19,959,011	22,567,000
Net realized gain (loss) on investments, foreign currency transactions and written options	63,186,834	(33,284,490)	89,963,327	399,753,371
Net change in unrealized appreciation (depreciation) on investments	401,511,091	153,557,235	75,745,616	(339,265,267)
Net increase (decrease) in net assets resulting from operations	475,119,217	124,429,441	185,667,954	83,055,104
Contributions	2,106,018,060	1,172,736,000	263,177,606	312,192,000
Withdrawals	(562,241,247)	(305,651,000)	(311,756,562)	(779,853,000)
	1,543,776,813	867,085,000	(48,578,956)	(467,661,000)
Net increase (decrease) in net assets	2,018,896,030	991,514,441	137,088,998	(384,605,896)
Net assets:
Beginning of period	2,343,791,441	1,352,277,000	1,474,760,000	1,859,365,896
End of period	4,362,687,471	2,343,791,441	1,611,848,998	1,474,760,000

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Statements of changes in net assets (continued)  March 31, 2006

	Focused Equities Master Portfolio		Small Cap Growth Master Portfolio
	Year ended March 31, 2006($)	Year ended March 31, 2005($)	Year ended March 31, 2006($)	Year ended March 31, 2005($)
Increase (decrease) in net assets
Operations:
Net investment income (loss)	7,248,353	2,862,284	(1,893,731)	(3,513,606)
Net realized gain (loss) on investments, foreign currency transactions and written options	211,767,301	(1,296,000)	127,041,319	88,054,858
Net change in unrealized appreciation (depreciation) on investments	411,118,230	146,999,830	5,696,666	(87,351,870)
Net increase (decrease) in net assets resulting from operations	630,133,884	148,566,114	130,844,254	(2,810,618)
Contributions	635,285,485	719,801,000	27,811,210	62,652,000
Withdrawals	(46,636,202)	(640,299,000)	(196,039,444)	(300,890,382)
	588,649,283	79,502,000	(168,228,234)	(238,238,382)
Net increase (decrease) in net assets	1,218,783,167	228,068,114	(37,383,980)	(241,049,000)
Net assets:
Beginning of period	2,930,041,622	2,701,973,508	529,350,000	770,399,000
End of period	4,148,824,789	2,930,041,622	491,966,020	529,350,000

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Financial highlights

	Total return	Ratio of operating expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate	Without waivers and/or expense reimbursements Ratio of operating expenses to average net assets
Growth Master Portfolio
Year ended 3/31/2006	15.11%	0.75	%(a)	0.31%		62%	0.75	%(a)
Year ended 3/31/2005	8.30	0.83	(a)(b)	0.25		62	0.83	(a)(b)
Year ended 3/31/2004	33.81	0.87	(a)(b)	0.07		94	0.87	(a)(b)
Year ended 3/31/2003	(18.90)	0.87	(a)(b)	(0.05)		107	0.87	(a)(b)
Year ended 3/31/2002	(0.53)	0.87	(a)(b)	(0.13)		114	0.87	(a)(b)
Large Cap Core Master Portfolio
Year ended 3/31/2006	12.68%	0.61	%(a)(b)	1.28%		106%	0.61	%(a)(b)
Year ended 3/31/2005	5.18	0.67		1.34		122	0.68	(a)(b)
Year ended 3/31/2004	32.80	0.71	(a)(b)(c)	0.74		47	0.71	(a)(b)
Period ended 3/31/2003(d)	(22.08)	0.71(a)(b)(e)(f)		0.96	(e)(f)	77	0.71(a)(b)(e)(f)
Focused Equities Master Portfolio
Year ended 3/31/2006	19.81%	0.75	%(a)	0.21%		71%	0.75	%(a)
Year ended 3/31/2005	5.76	0.83	(a)(b)	0.11		89	0.83	(a)(b)
Year ended 3/31/2004	32.78	0.86	(a)(b)	(0.01)		96	0.86	(a)(b)
Year ended 3/31/2003	(19.02)	0.86	(a)(b)	(0.08)		115	0.86	(a)(b)
Year ended 3/31/2002	3.50	0.86	(a)(b)	(0.08)		129	0.86	(a)(b)
Small Cap Growth Master Portfolio II
Year ended 3/31/2006	31.47%	0.78	%(a)(b)	(0.39)%		117%	0.78	%(a)(b)
Year ended 3/31/2005	0.50	0.90	(a)(b)	0.56		59	0.90	(a)(b)
Period ended 3/31/2004(g)	51.50	0.98	(b)(f)	(0.66	)(f)	26	0.98	(b)(f)

(a)  The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expenses, was less than 0.01%.

(b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)  The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement to the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004.

(d)  Large Cap Core Master Portfolio commenced operations on May 13, 2002.

(e)  Allocated from Blue Chip Master Portfolio and Focused Equities Master Portfolio, respectively.

(f)  Annualized.

(g)  Small Cap Growth Master Portfolio II commenced operations on November 1, 2003.

See Accompanying Notes to Financial Statements.

Columbia Funds Master Investment Trust

Notes to financial statements

Note 1.  Organization

Columbia Funds Master Investment Trust (the "Master Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following portfolios of the Master Trust (each a "Master Portfolio" and collectively, the "Master Portfolios"):

Master Portfolio Name	Former Master Portfolio Name
Columbia Marsico Growth Master Portfolio	Nations Marsico Growth Master Portfolio

Columbia Large Cap Core Master Portfolio	Nations Strategic Growth Master Portfolio

Columbia Marsico Focused Equities Master Portfolio	Nations Marsico Focused Equities Master Portfolio

Columbia Small Cap Growth Master Portfolio II	Nations Small Company Master Portfolio

On September 23, 2005, Nations Master Investment Trust was renamed Columbia Funds Master Investment Trust. Also on that date, each of the Master Portfolios presented in these financial statements were renamed as disclosed above.

The following investors were invested in the Master Portfolios at March 31, 2006:

Columbia Marsico Growth Master Portfolio:
Columbia Marsico Growth Fund	97.9%
Nations Marsico Growth Fund (Offshore)	1.2%
Banc of America Capital Management Funds I, LLC – Growth Fund	0.9%
Columbia Large Cap Core Master Portfolio:
Columbia Large Cap Core Fund	99.0%
Nations Strategic Growth Fund (Offshore)	1.0%
Columbia Marsico Focused Equities Master Portfolio:
Columbia Marsico Focused Equities Fund	99.3%
Nations Marsico Focused Equities Fund (Offshore)	0.6%
Banc of America Capital Management Funds I, LLC – Focused Equities Fund	0.1%
Columbia Small Cap Growth Master Portfolio II:
Columbia Small Cap Growth Fund II	97.7%
Nations Small Company Fund (Offshore)	2.3%

On September 23, 2005, Nations Marsico Growth Fund, Nations Strategic Growth Fund, Nations Marsico Focused Equities Fund and Nations Small Company Fund were renamed Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Small Cap Growth Fund II, respectively.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Security valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Debt securities are generally valued by an independent pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other investment companies are valued at net asset value.

Restricted securities, investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Columbia Funds Master Investment Trust

Notes to financial statements (continued)

Security transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Options: Each Master Portfolio may write call and put options on futures they own or in which they may invest. Writing put options tends to increase the Master Portfolios' exposure to the underlying instrument. Writing call options tends to decrease the Master Portfolios' exposure to the underlying instrument. When the Master Portfolios write a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. Each Master Portfolio as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Master Portfolio may not be able to enter into a closing transaction because of an illiquid market. The Master Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Certain Master Portfolios may also write call options on a security the Master Portfolios own. Writing call options tends to decrease a Fund's exposure to the underlying security. When a Master Portfolio writes a call option, an amount equal to the premium received is recorded as a liability. Premiums received from writing call options which have expired are treated as realized gains.

Each Master Portfolio may also purchase put and call options. Purchasing call options tends to increase the Master Portfolios' exposure to the underlying instrument. Purchasing put options tends to decrease the Master Portfolios' exposure to the underlying instrument. Each Master Portfolio pays a premium, which is included in the Master Portfolios' Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Repurchase agreements: Each Master Portfolio may engage in repurchase agreement transactions with institutions that the Master Portfolios' investment advisor has determined are creditworthy. Each Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolios seek to assert their rights.

Foreign currency transactions:  The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Income recognition: Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio. The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions paid by real estate REITs in excess of their income are recorded as a reduction of the cost of the related investments. If the Master Portfolios no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Columbia Funds Master Investment Trust

Notes to financial statements (continued)

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged directly to the Master Portfolio.

Federal income tax status: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolios' ordinary income and capital gains.

Indemnification: In the normal course of business, each Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Master Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents, the Trustees and Officers of the Master Trust are indemnified against certain liabilities that may arise out of their duties to the Master Trust. However, based on experience, the Master Portfolios expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Master Portfolio	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Marsico Growth Master Portfolio	$846,658,897	$(47,859,947)	$798,798,950
Columbia Large Cap Core Master Portfolio	189,038,396	(35,886,244)	153,152,152
Columbia Marsico Focused Equities Master Portfolio	1,073,828,070	(36,880,870)	1,036,947,200
Columbia Small Cap Growth Master Portfolio II	122,868,990	(3,994,376)	118,874,614

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America ("BOA"), is the investment advisor to the Master Portfolios. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America N.A., which in turn is a wholly-owned subsidiary of BOA, was the investment advisor to the Master Portfolios, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Master Portfolio at the following annual rates:

	Fees on Average Net Assets
Master Portfolio	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Marsico Growth Master Portfolio	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Columbia Large Cap Core Master Portfolio	0.60%	0.55%	0.50%	0.45%	0.43%	0.41%
Columbia Marsico Focused Equities Master Portfolio	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Columbia Small Cap Growth Master Portfolio II	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%

For the year ended March 31, 2006, the effective investment advisory fee rates for the Master Portfolios, as a percentage of the Master Portfolios' average daily net assets, were as follows:

Master Portfolio	Effective Rate
Columbia Marsico Growth Master Portfolio	0.64%
Columbia Large Cap Core Master Portfolio	0.55%
Columbia Marsico Focused Equities Master Portfolio	0.64%
Columbia Small Cap Growth Master Portfolio II	0.70%

Columbia Funds Master Investment Trust

Notes to financial statements (continued)

Sub-advisory fee: Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as sub-advisor to Columbia Marsico Growth Master Portfolio and Columbia Marsico Focused Equities Master Portfolio. As the sub-advisor, Marsico is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolios. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of each respective Master Portfolio's average daily net assets.

Administration fee: Columbia provides administrative and other services to the Master Portfolios. Prior to August 22, 2005, BACAP Distributors, LLC, a wholly-owned subsidiary of BOA, served as the administrator to the Master Portfolios under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Master Portfolios. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA. Columbia Funds Distributor, Inc, was then renamed Columbia Management Distributors, Inc.

Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly based on the Master Portfolios' average daily net assets at the annual rates listed below less the fees payable by the Master Portfolios under the pricing and bookkeeping agreement (described below):

Master Portfolio	Annual Rate
Columbia Marsico Growth Master Portfolio	0.10%
Columbia Large Cap Core Master Portfolio	0.05%
Columbia Marsico Focused Equities Master Portfolio	0.10%
Columbia Small Cap Growth Master Portfolio II	0.05%

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Master Portfolios under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Master Portfolios, Columbia receives from each Master Portfolio an annual fee of $38,000 paid monthly. In addition, each of the Master Portfolios pays a monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000. The Master Portfolios also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Master Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.
Fees paid to officers and trustees: All officers of the Master Portfolios, with the exception of the Master Portfolios' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Master Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolios in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves), a portfolio of Columbia Funds Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

Custody credits: Each Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The

Columbia Funds Master Investment Trust

Notes to financial statements (continued)

Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Other: Prior to the appointment of State Street as sub-administrator to the Master Portfolios, the Master Portfolios made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Columbia Funds Series Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included as "Dividends from affiliates" in the Statements of operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees earned by Columbia from the Master Portfolios For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Master Portfolio	Advisory Fees (earned by Columbia)	Administration Fees (earned by Columbia)
Columbia Marsico Growth Master Portfolio	$79,442	$39,721
Columbia Large Cap Core Master Portfolio	1,293	646
Columbia Marsico Focused Equities Master Portfolio	59,592	29,796
Columbia Small Cap Growth Master Portfolio II	1,821	911

Note 5.  Portfolio Information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
Master Portfolio	Purchases	Sales	Purchases	Sales
Columbia Marsico Growth Master Portfolio	$—	$—	$3,422,184,881	$1,939,995,139
Columbia Large Cap Core Master Portfolio	3,586,500	113,218	1,650,997,700	1,673,071,121
Columbia Marsico Focused Equities Master Portfolio	—	—	2,707,947,630	2,352,199,823
Columbia Small Cap Growth Master Portfolio II	—	—	558,253,911	713,755,969

For the year ended March 31, 2006, Columbia Large Cap Core Master Portfolio had transactions in written options as follows:

	Number of Contracts	Premium Received
Options Outstanding at March 31, 2005	—	$—
Options Written - Call	1,526	380,706
Options Closed	(86)	(210,433)
Options Exercised	(1,440)	(170,273)
Options Outstanding at March 31, 2006	—	$—

Note 6.  Line of credit

The Master Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating master portfolio based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating master portfolio based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating master portfolio.

Columbia Funds Master Investment Trust

Notes to financial statements (continued)

Prior to August 22, 2005, the Master Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating master portfolio maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

For the year ended March 31, 2006, the Master Portfolios, with the exception of Columbia Large Cap Core Master Portfolio and Columbia Small Cap Growth Master Portfolio II, did not borrow under these arrangements.

During the year ended March 31, 2006, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rates for the Master Portfolios that participated in these arrangements were as follows:

	Average Borrowings*	Weighted Average Interest Rates
Columbia Large Cap Core Master Portfolio	$4,769,231	4.50%
Columbia Small Cap Growth Master Portfolio II	11,545,444	4.21%

*  The average amount outstanding was calculated based on daily balances in the period.

Note 7.  Securities lending

Prior to the appointment of State Street as custodian to the Master Portfolios, the Master Portfolios were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by each Master Portfolio from securities lending is included in its Statement of operations. The Board of Trustees has approved a securities lending program with State Street. As of March 31, 2006, the Master Portfolios did not have any securities on loan.

Note 8.  Disclosure of significant risks and contingencies

Foreign securities: Certain Master Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Master Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in

Columbia Funds Master Investment Trust

Notes to financial statements (continued)

management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action – Mehta v AIG Sun America Life Assurance Company – involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

Columbia Funds Master Investment Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Master Investment Trust (formerly Nations Master Investment Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Master Portfolio (formerly Nations Marsico Growth Master Portfolio), Columbia Large Cap Core Master Portfolio (formerly Nations Strategic Growth Master Portfolio), Columbia Marsico Focused Equities Master Portfolio (formerly Nations Marsico Focused Equities Master Portfolio) and Columbia Small Cap Growth Master Portfolio II (formerly Nations Small Company Master Portfolio) (constituting part of Columbia Funds Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

Fund governance

Trustees

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Fund governance (continued)

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from (Month/Year) to (Month), 2002; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements:

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees of Columbia Funds Series Trust and Columbia Master Investment Trust (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Convertible Securities Fund, Columbia Asset Allocation Fund II, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Master Portfolio, Columbia Marsico Growth Fund, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio, Columbia Marsico Mid Cap Growth Fund, Columbia Marsico 21st Century Master Portfolio, and Columbia Small Cap Growth Master Portfolio; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Mid Cap Growth Fund, Columbia Marsico Focused Equities Master Portfolio, Columbia Marsico 21st Century Fund, and Columbia Marsico Growth Master Portfolio. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 16-17, 2005, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The Boards also received and considered general information regarding the types of services investment advisers provide other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Boards, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of CMA and the Sub-Adviser. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Boards received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of the Funds, CMA and the Sub-Adviser. The Boards considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Boards also considered the Funds' Chief Compliance Officer's report and recommendations.

The Boards evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Boards considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Boards concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Board Consideration and Re-Approval of Investment Advisory and
Sub-Advisory Agreements: (continued)

Fund Performance and Expenses

The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Boards also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and the expense and performance rankings of each Fund in the Lipper data, CMA apprised the Boards of individual characteristics (such as: poor rankings in terms of management fees, overall expenses or performance or a combination of below-average to poor performance and below-average to poor management fee and expense rankings) of any Fund that they believed warranted further investigation by the Boards.

The Boards considered the impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Boards reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Boards also noted reductions in Net Advisory Rates and/or total expenses of certain Funds, including in conjunction with certain recent Fund mergers. The Boards also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Boards received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting accepted criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of the Columbia Convertible Securities Fund because its Net Advisory Rate and investment performance over some periods were appreciably outside of the median range of its Peer Group. However, the Boards noted factors such as the positive performance of the Fund relative to its Peer Group over other periods and a total expense ratio that was not appreciably higher than the median of its Universe, that outweighed the other factors. The Boards also considered Columbia Marsico Growth Fund and Columbia Marsico 21st Century Master Portfolio because their Net Advisory Rates were appreciably higher than the median

Board Consideration and Re-Approval of Investment Advisory and
Sub-Advisory Agreements: (continued)

of their Peer Groups. However, the Boards also noted that other factors such the positive performance of the Funds relative to their Universes, and total expense ratios that were not appreciably higher than the median of their Peer Groups, outweighed the factor noted above. The Boards also separately considered Columbia Marsico Mid Cap Growth Fund because its Net Advisory Rate and investment performance over some periods were appreciably outside the median of its Peer Group. However, the Boards noted other factors, including a total expense ratio that was below the median of its Peer Group and that the Fund had been transferred to Marsico to address prior performance issues, that outweighed the factors noted above.

The Boards also reviewed and considered a report prepared and provided by Eric Sirri, the Independent Fee Consultant to the Funds appointed pursuant to the NYAG Settlement. Mr. Sirri's report included information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

The Boards concluded that the factors noted above, and other factors, supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds. The Boards concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability

The Boards received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including institutional investors. The Boards concluded that, where the Advisory Agreement Rates, Sub-Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser

The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others,

Board Consideration and Re-Approval of Investment Advisory and
Sub-Advisory Agreements: (continued)

benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

As discussed above, the Boards review materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards review reports of CMA and the Sub-Adviser at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Boards confer with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Boards concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

Summary of management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance

between the Office of Attorney General of New York State and

Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.

November 17, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Nations Funds, only if the Independent Members (as such term is defined in the AOD) of the Nations Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Nations Funds. This report is the annual written evaluation of the Nations Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.2

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Nations Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the [Nations] Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a [Nations] Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the [Nations] Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Nations Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Nations Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Nations Funds and comparable non- Nations Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC, which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

2  CMG is in the process of renaming the Nations Funds. Throughout this report, unless otherwise noted, the names "Nations Funds" and "Columbia Funds" will be used interchangeably.

Summary of management Fee Evaluation By Independent Fee Consultant (continued)

Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Nations Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved. In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates....

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Nations Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Nations Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Nations Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of the CMG staff to gain an understanding of the organizational structure and personnel involved in running the Nations fund family. Exhibit 1 lists the CMG staff that I or consultants retained by me have had contact with over the past four months.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management

Summary of management Fee Evaluation By Independent Fee Consultant (continued)

have discussed issues relating to management agreements and performance of Nations Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Nations Funds met in advance of the October Section 15(c) contact approval meeting to review certain fee, performance and other data for the Nations Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Nations Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee/performance "screens." The seven screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Negative ranking for 1-year performance vs. actual management fee category;

e. Negative ranking for 1-year performance vs. total expense category;

f. Negative ranking for 3-year performance vs. actual management fee category;

g. Negative ranking for 3-year performance vs. total expense category.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Nations Funds.

IV. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Nations Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Nations Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Nations Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 57.57 percent of Nations Funds have performance higher than the median of their respective Lipper performance universe, and 53.97 percent of Nations Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Nations Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Nations Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 71.21 percent of Nations Funds have expenses below the median of their Lipper expense universe, and 71.21 percent of Nations Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Nations Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often through the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings for funds in non-advisory expenses.

Summary of management Fee Evaluation By Independent Fee Consultant (continued)

4. Profitability to CMG of the individual funds ranges widely and the overall profitability to CMG of its relationship with the Nations Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary for me to better assess fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Nations Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 56.36 (31 out of 55) of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing. My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

COLUMBIA FUNDS

Columbia Funds

Growth funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed fund	Columbia Tax-Managed Growth Fund

Specialty funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

Taxable Bond funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Columbia Funds

Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds	Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Stock Funds

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Stock Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Stock Funds   Annual Report, March 31, 2006

Columbia Management.

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

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Columbia LifeGoalTM Portfolios

Annual report for the period ended
March 31, 2006

Columbia LifeGoalTM
Growth Portfolio

(formerly Nations LifeGoal
Growth Portfolio)

Columbia LifeGoalTM Balanced Growth Portfolio

(formerly Nations LifeGoal Balanced Growth Portfolio)

Columbia LifeGoalTM Income and Growth Portfolio

(formerly Nations LifeGoal Income and Growth Portfolio)

Columbia LifeGoalTM Income Portfolio

(formerly Nations LifeGoal Income Portfolio)

A description of the policies and procedures that the portfolios use to determine how to vote proxies and a copy of the portfolios' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the portfolios voted proxies relating to portfolio securities is also available from the portfolios' website.

Each portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Columbia Funds. This material must be preceded or accompanied by a current Columbia Funds prospectus.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, LLC (CMA) is an SEC-registered investment adviser, an indirect wholly owned subsidiary of Bank of America Corporation and part of Columbia Management Group, LLC.

Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Letter

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure — the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal.1

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L. Wilson,
President, Columbia Funds

1Past performance is no guarantee of future results.

Portfolio commentary and shareholder expense example

Columbia LifeGoal Growth Portfolio	3

Columbia LifeGoal Balanced Growth Portfolio	9

Columbia LifeGoal Income and Growth Portfolio	15

Columbia LifeGoal Income Portfolio	21

Financial statements

Investment portfolios	27

Statements of assets and liabilities	32

Statements of operations	33

Statements of changes in net assets	34

Schedules of capital stock activity	36

Financial highlights	40

Notes to financial statements	48

Report of independent registered public accounting firm	56

Tax information	57

Fund governance	58

Board consideration and re-approval of investment advisory agreements	60

Summary of management fee evaluation by independent fee consultant	63

Columbia Funds	67

Important information about this report	69

Columbia LifeGoal
Growth Portfolio

(formerly Nations LifeGoal Growth Portfolio)

Portfolio Manager's commentary*

In the following interview, the portfolio's manager shares his views on Columbia LifeGoal Growth Portfolio's performance for the 12-month period ended March 31, 2006, and his outlook for the future.

Investment Objective

The portfolio seeks capital appreciation through exposure to a variety of equity market segments.

Performance Review

For the 12-month period ended March 31, 2006, Columbia LifeGoal Growth Portfolio class A shares provided shareholders with a total return of 20.01% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the portfolio's investment style and philosophy.

The portfolio's primary objective is long-term capital appreciation. It invests in a diversified selection of other Columbia Funds equity mutual funds in seeking to provide exposure to various domestic and international equity market segments. The portfolio's management team seeks total return advantages through investment in individual Columbia Funds. The team seeks additional performance enhancement through active allocation, emphasizing the funds and asset classes it believes can offer the most attractive attributes given the current investment environment.

How did the portfolio perform during the last 12 months?

For the 12-month period ended March 31, 2006, Columbia LifeGoal Growth Portfolio class A shares returned 20.01% without sales charge. That was higher than the performance of the portfolio's benchmark, the S&P 500 Index, which returned 11.73% during the period.*** The portfolio's return was also higher than the 11.63% average return of its peer group, the Lipper Large Cap Core category.****

What were the economic and market conditions during the reporting period?

A strong economic environment and rising corporate profits helped boost the broad US stock market to a solid return for the period. Despite rising energy prices and higher short-term interest rates, American consumers continued to buoy the economy. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially at the end of the period. Small- and mid-cap stocks outperformed large-cap stocks and growth stocks generally outperformed value. Foreign stocks did even better than domestic stocks as the MSCI EAFE Index, a broad measure of common stock performance in industrialized markets, returned 24.41%.†

The bond market found it harder to ignore the Federal Reserve Board's steady drumbeat of short-term interest rate increases. During the 12-month period, the Fed raised the federal funds rate, a key measure of short-term interest rates, from 2.75% to 4.75% in eight quarter-point steps. The yield on shorter-term bonds rose more

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The S&P 500 Index is an index of 500 widely held common stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

****Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

†The MSCI EAFE Index is a market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

Source for all statistical data — Columbia Management Advisors, LLC.

3

Columbia LifeGoal
Growth Portfolio

Portfolio Manager's commentary (continued)

than the yield on longer bonds. Rising interest rates put pressure on the market value of the bonds in the portfolio, partially offsetting their coupon yield.

Describe the asset allocation process.

The portfolio's allocation to large-capitalization domestic stock funds is targeted to fall between 30% and 70% of its assets. Allocations to small- and mid-capitalization domestic stock funds range from 5% to 20% and 10% to 30%, respectively. For added growth potential, the portfolio may invest between 10% and 30% of its assets in international stock funds. The portfolio may also invest up to 20% in convertible securities funds. During the period, the portfolio's asset allocation remained well within these ranges.

The long-term allocation of Columbia LifeGoal Growth Portfolio seeks to maximize the potential return for the amount of expected risk or volatility. When the portfolio management team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, we reallocate the portfolio to try to minimize some of the increased risk or to take advantage of the increased opportunity.

How was the portfolio allocated at the beginning of the reporting period and what changes did you make to the portfolio's asset allocation during the period?††

At the beginning of the period the portfolio had a substantial position in large-cap value stocks, with an emphasis on value in the mid- and small-cap segments of the markets, as well. Value stocks have enjoyed a long run of strong performance, and we believe that growth stocks may now represent a better opportunity for the portfolio. As a result, we cut back on value almost across the board and increased the portfolio's exposure to growth stocks. We also cut back slightly on small- and mid-cap stock exposure, two areas that have led the market for the past several years. Finally, we made a small reduction in the portfolio's international exposure on the heels of several strong years of performance for markets outside the United States.

Which asset allocation decisions helped or hurt portfolio performance?

The portfolio's emphasis on value and the superior performance of many of the portfolio's equity positions helped performance during the period. Six of the portfolio's eight domestic equity funds outperformed their benchmarks. International stocks also aided the portfolio's return as foreign markets outperformed the US market by a margin of approximately two to one, even with the negative impact of a rising dollar on the portfolio's foreign returns.

How have you positioned the portfolio to reflect your outlook for the coming year?

The portfolio's current positioning reflects our belief that the US economy could continue to enjoy steady, although somewhat slower, economic growth and that

††Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

4

Columbia LifeGoal
Growth Portfolio

Portfolio Manager's commentary (continued)

growth may also continue around the world. In this environment, we have emphasized large-cap stocks, with a slight bias for growth over value.

Vikram Kuriyan has managed Columbia LifeGoal Growth Portfolio since August 2004. Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

International investing may involve certain risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Past performance is no guarantee of future results.

5

Columbia LifeGoal
Growth Portfolio

Shareholder expense example

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses* paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the portfolio's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,111.49	1,022.44	2.63	2.52	0.50
Class B	1,000.00	1,000.00	1,107.11	1,018.70	6.57	6.29	1.25
Class C	1,000.00	1,000.00	1,107.01	1,018.70	6.57	6.29	1.25
Class R	1,000.00	1,000.00	1,055.30	1,021.19	1.50	3.78	0.75
Class Z	1,000.00	1,000.00	1,113.09	1,023.68	1.32	1.26	0.25

Expenses paid during the period are equal to the portfolio's respective class annualized expense ratio multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

*  Columbia LifeGoal Growth Portfolio's expense ratios do not include fees and expenses incurred by the Portfolio from the underlying portfolios.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

Compare with other portfolios

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other portfolios. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other portfolios. As you compare hypothetical examples of other portfolios, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a portfolio and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

6

Columbia LifeGoal
Growth Portfolio

Portfolio breakdown (as a % of total investments as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

7

Columbia LifeGoal
Growth Portfolio

Performance

Growth of a $10,000 investment

Average annual total return

Class A Shares

Since inception	NAV**	MOP*
(10/15/96 through 03/31/06)	8.43%	7.75%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia LifeGoal Growth Portfolio from the inception of the share class. The S&P 500 Index is an index of 500 widely held common stocks. The index is unmanaged and unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C, Class R and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Columbia LifeGoal Growth Portfolio's Class A, Class C and Class Z Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

  Columbia LifeGoal Growth
Portfolio - A Without Sales Charge

  Columbia LifeGoal Growth
Portfolio - A With Sales Charge

  S&P 500 Index

Total return (as of 03/31/06)

	Class A		Class B		Class C		Class R†^	Class Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	10/15/96		08/12/97		10/15/96		01/23/06	10/15/96
1 year performance	20.01%	13.14%	19.13%	14.13%	19.06%	18.06%	20.01%	20.33%
Average annual returns
5 years	7.34%	6.08%	6.53%	6.21%	6.51%	6.51%	7.34%	7.61%
Since inception	8.43%	7.75%	6.04%	6.04%	7.64%	7.64%	8.43%	8.62%

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data for daily and the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions at NAV.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC of 1.00% in the first year after purchase.

†The returns for Class R include the returns of Class A prior to 1/23/06 the date on which Class R was initially offered by the Fund. Inception date for Class A is October 15, 1996.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class R and Class Z shares of the portfolio, directly or by exchange. All results shown assume reinvestment of distributions. Please see the portfolio's prospectus for eligibility, and other details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

8

Columbia LifeGoal Balanced
Growth Portfolio

(formerly Nations LifeGoal Balanced Growth Portfolio)

Portfolio Manager's commentary*

In the following interview, the portfolio's manager shares his views on Columbia LifeGoal Balanced Growth Portfolio's performance for the 12-month period ended March 31, 2006, and his outlook for the future.

Investment Objective

The portfolio seeks total return through a balanced portfolio of equity and fixed-income securities.

Performance Review

For the 12-month period ended March 31, 2006, Columbia LifeGoal Balanced Growth Portfolio class A shares provided shareholders with a total return of 11.75% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the portfolio's investment style and philosophy.

The portfolio's primary objective is total return performance. It invests in a diversified selection of other Columbia Funds equity and fixed-income mutual funds in seeking to provide exposure to various domestic and international market segments. The portfolio's management team seeks total return advantages through investment in individual Columbia Funds. The team seeks additional performance enhancement through active allocation, emphasizing the funds and asset classes it believes can offer the most attractive attributes given the current investment environment.

How did the portfolio perform during the last 12 months?***

During the 12-month period that ended March 31, 2006, Columbia LifeGoal Balanced Growth Portfolio class A shares returned 11.75% without sales charge. That compares favorably with a 11.73% return for the broad S&P 500 Index and a 2.26% return for the Lehman Brothers U.S. Aggregate Bond Index. The portfolio's return was higher than the 9.48% average return for its peer group, the Lipper Balanced Fund Category.

What were the economic and market conditions during the reporting period?

A strong economic environment and rising corporate profits helped boost the broad US stock market to a solid return for the period. Despite rising energy prices and higher short-term interest rates, American consumers continued to buoy the economy. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially at the end of the period. Small- and mid-cap stocks outperformed large-cap stocks and growth stocks generally outperformed value. Foreign stocks did even better than domestic stocks as the MSCI EAFE Index, a broad measure of common stock performance in industrialized markets, returned 24.41%.****

The bond market found it harder to ignore the Federal Reserve Board's ("the Fed") steady drumbeat of short-term interest rate increases. During the 12-month period, the Fed raised the federal funds rate, a key measure of short-term interest rates, from 2.75%

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The S&P 500 Index is an index of 500 widely held common stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an index of US government agency and US Treasury securities, investment grade corporate bonds, and asset- and mortgage-backed securities. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

****The MSCI EAFE Index is a market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

9

Columbia LifeGoal Balanced
Growth Portfolio

Portfolio Manager's commentary (continued)

to 4.75% in eight quarter-point steps. The yield on shorter-term bonds rose more than the yield on longer bonds. Rising interest rates put pressure on the market value of the bonds in the portfolio, partially offsetting their coupon yield. In this environment, the high-yield segment of the bond market was the period's strongest performer.

Describe the asset allocation process.

Generally, the portfolio's overall stock fund allocation is targeted to fall between 40% and 70% and is globally diversified across style and market capitalization. Bond allocations are generally intended to fall between 30% and 60%, with a bias toward high quality securities. The portfolio's allocations fell comfortably within these ranges during the period.

The long-term allocation of Columbia LifeGoal Balanced Growth Portfolio seeks to maximize the potential return for the amount of expected risk or volatility. When the portfolio management team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, we reallocate the portfolio to try to minimize some of the increased risk or to take advantage of the increased opportunity.

How was the portfolio allocated at the beginning of the reporting period and what changes did you make to the portfolio's asset allocation during the period?†

At the beginning of the period the portfolio had a substantial position in large-cap value stocks, with an emphasis on value in the mid- and small-cap segments of the markets as well. Value stocks have enjoyed a long run of strong performance, and we believe that growth stocks now represent a better opportunity for the portfolio. As a result, we cut back on value almost across the board and increased the portfolio's exposure to growth stocks. We also cut back slightly on small- and mid-cap stock exposure, two areas that have led the market for the past several years. Finally, we made a small reduction in the portfolio's international exposure on the heels of several strong years of performance for markets outside the United States. We also expanded the diversification of the portfolio's international holdings.

We raised the fixed income exposure of the portfolio on the expectation that the Federal Reserve could be nearing an end to its cycle of interest rate hikes and that bonds, which have been generally disappointing over the past year, would be positioned to benefit by any decline in rates. We significantly reduced the portfolio's short-term bond allocation and added to its position in Columbia Total Return Bond Fund, which is diversified across a variety of sector and maturity ranges. We also added modestly to the portfolio's exposure to the high-yield markets.

Which asset allocation decisions helped or hurt portfolio performance?

The superior performance of many of the portfolio's equity positions contributed to the portfolio's solid return during the period. Six of the portfolio's eight domestic equity funds outperformed their benchmarks. International stocks also aided the portfolio's return as foreign markets outperformed the US market by a margin of

†Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

10

Columbia LifeGoal Balanced
Growth Portfolio

Portfolio Manager's commentary (continued)

approximately two to one, even with the negative impact of a rising dollar on the portfolio's foreign returns. The portfolio's fixed-income positions generally performed in line with their benchmarks.

How have you positioned the portfolio to reflect your outlook for the coming year?

The portfolio's current positioning reflects our belief that the US economy should continue to enjoy steady, although somewhat slower, economic growth and that growth should also continue around the world. In this environment, we have emphasized large-cap stocks, with a slight bias for growth over value. We have positioned the portfolio's fixed-income positions to take advantage of the potential for declining interest rates.

Vikram Kuriyan has managed Columbia LifeGoal Balanced Growth Portfolio since August 2004. Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

International investing may involve certain risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Past performance is no guarantee of future results.

11

Columbia LifeGoal Balanced
Growth Portfolio

Shareholder expense example

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses* paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the portfolio's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,063.92	1,022.44	2.57	2.52	0.50
Class B	1,000.00	1,000.00	1,060.38	1,018.70	6.42	6.29	1.25
Class C	1,000.00	1,000.00	1,059.79	1,018.70	6.42	6.29	1.25
Class R	1,000.00	1,000.00	1,026.80	1,021.19	1.48	3.78	0.75
Class Z	1,000.00	1,000.00	1,065.42	1,023.68	1.29	1.26	0.25

Expenses paid during the period are equal to the portfolio's respective class annualized expense ratio multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

*  Columbia LifeGoal Balanced Growth Portfolio's expense ratios do not include fees and expenses incurred by the Portfolio from the underlying portfolios.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

Compare with other portfolios

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other portfolios. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other portfolios. As you compare hypothetical examples of other portfolios, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a portfolio and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

12

Columbia LifeGoal Balanced
Growth Portfolio

Portfolio breakdown (as a % of total investments as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

*An investment in money market mutual funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds.

13

Columbia LifeGoal Balanced
Growth Portfolio

Performance

Growth of a $10,000 investment

Average annual total return

Class A Shares

Since inception	NAV**	MOP*
(10/15/96 through 03/31/06)	7.80%	7.13%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia LifeGoal Balanced Growth Portfolio from the inception of the share class. The S&P 500 Index is an index of 500 widely held common stocks. The Lehman Brothers U.S. Aggregate Bond Index, is an index of US government agency and US Treasury securities, investment grade corporate bonds and asset- and mortgage-backed securities. The indices are unmanaged and unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C, Class R and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Columbia LifeGoal Balanced Growth Portfolio's Class A, Class C and Class Z Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

  Columbia LifeGoal Balanced Growth
Portfolio - A Without Sales Charge

  Columbia LifeGoal Balanced Growth
Portfolio - A With Sales Charge

  Lehman Brothers U.S. Aggregate Bond Index

  S&P 500 Index

Total return (as of 03/31/06)

	Class A		Class B		Class C		Class R†^	Class Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	10/15/96		08/13/97		10/15/96		01/23/06	10/15/96
1 year performance	11.75%	5.34%	10.99%	5.99%	10.88%	9.88%	11.69%	12.05%
Average annual returns
5 years	6.66%	5.41%	5.87%	5.55%	5.85%	5.85%	6.65%	6.92%
Since inception	7.80%	7.13%	6.45%	6.45%	7.13%	7.13%	7.80%	8.04%

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data for daily and the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions at NAV. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC of 1.00% in the first year after purchase.

†The returns for Class R include the returns of Class A prior to 1/23/06, the date on which Class R was initially offered by the Fund. Inception date for Class A is October 15, 1996.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class R and Class Z shares of the portfolio, directly or by exchange. All results shown assume reinvestment of distributions. Please see the portfolio's prospectus for eligibility, and other details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

14

Columbia LifeGoal
Income and Growth Portfolio

(formerly Nations LifeGoal Income and Growth Portfolio)

Portfolio Manager's commentary*

In the following interview, the portfolio manager shares his views on Columbia LifeGoal Income and Growth Portfolio's performance for the 12-month period ended March 31, 2006, and his outlook for the future.

Investment Objective

The portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

Performance Review

For the 12-month period ended March 31, 2006, Columbia LifeGoal Income and Growth Portfolio class A shares provided shareholders with a total return of 7.91% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the portfolio's investment style and philosophy.

The portfolio invests in a diversified selection of other Columbia Funds fixed-income and equity mutual funds in seeking to provide exposure to various domestic and international market segments. The portfolio's management team seeks current income and modest growth through investment in individual Columbia Funds portfolios. The team seeks performance enhancement through active allocation, emphasizing the funds and asset classes it believes can offer the most attractive attributes given the current investment environment.

How did the portfolio perform during the last 12 months?***

For the 12-month period that ended March 31, Columbia LifeGoal Income and Growth Portfolio class A shares returned 7.91% without sales charge. The portfolio's return fell between the 11.73% return of the broad-based S&P 500 Index and the 2.26% return of the Lehman Brothers U.S. Aggregate Bond Index. The portfolio's return was higher than the average return of funds in the Lipper Income category, which was 6.98%. Favorable asset allocation aided the portfolio's performance.

What were the economic and market conditions during the reporting period?

A strong economic environment and rising corporate profits helped boost the broad US stock market to a solid return for the period. Despite rising energy prices and higher short-term interest rates, American consumers continued to buoy the economy. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially at the end of the period. Small- and mid-cap stocks outperformed large-cap stocks, and growth outperformed value except among large-caps. Foreign stocks did even better than domestic stocks as the MSCI EAFE Index, a broad measure of common stock performance in industrialized markets, returned 24.41%.****

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The S&P 500 Index is an index of 500 widely held common stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an index of US government agency and US Treasury securities, investment grade corporate bonds, and asset- and mortgage-backed securities. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

****The MSCI EAFE Index is a market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

15

Columbia LifeGoal
Income and Growth Portfolio

Portfolio Manager's commentary (continued)

The bond market found it harder to ignore the Federal Reserve Board's ("the Fed") steady drumbeat of short-term interest rate increases. During the 12-month period, the Fed raised the federal funds rate, a key measure of short-term interest rates, from 2.75% to 4.75% in eight quarter-point steps. The yield on shorter-term bonds rose more than the yield on longer bonds. Rising interest rates put pressure on the market value of the bonds in the portfolio, partially offsetting their coupon yield. In this environment, the high-yield segment of the bond market was the period's strongest performer.

Describe the asset allocation process.

Generally, the portfolio's overall asset allocation to bonds is intended to fall between 65% and 85% with a bias toward high quality securities. Generally, up to 15% of the portfolio may be invested in high-yield bonds to enhance return potential. Stock investments are generally targeted to fall between 10% and 30% and are globally diversified across style and market capitalization. During the period, the portfolio's allocations remained generally within these ranges, with a slight overweight in stock funds.

The long-term asset allocation of Columbia LifeGoal Income and Growth Portfolio seeks to maximize the potential return while managing the amount of expected risk or volatility with a bias toward fixed-income investments. When the portfolio management team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, we reallocate the portfolio to try to minimize some of the increased risk or to take advantage of the increased opportunity.

How was the portfolio allocated at the beginning of the reporting period and what changes did you make to the portfolio's asset allocation during the period?†

At the beginning of the period, approximately 63% of the portfolio was invested in fixed income with an additional 3% invested in convertibles and cash equivalents. We subsequently raised the fixed-income exposure of the portfolio on the expectation that the Federal Reserve could be nearing an end to its cycle of interest rate hikes and that bonds, which have been generally disappointing over the past year, would be positioned to benefit by any decline in rates. We cut back on the portfolio's short-term bond allocation and added to its position in Columbia Total Return Bond Fund, which is diversified across a variety of sector and maturity ranges. We also added modestly to the portfolio's exposure to the high-yield markets.

When the period began, the portfolio's exposure to equities was approximately 35%, with a substantial position in large-cap value stocks and an emphasis on value in the mid- and small-cap segments of the markets, as well. Value stocks have enjoyed a long run of strong performance, and we believe that growth stocks may now represent a better opportunity for the portfolio. As a result, we cut back on value almost across the board and slightly increased the portfolio's exposure to growth stocks. We also cut back slightly on small- and mid-cap stock exposure, two areas that have led the market for the past several years. Finally, we increased the portfolio's international exposure and expanded the diversification of international holdings.

†Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

16

Columbia LifeGoal
Income and Growth Portfolio

Portfolio Manager's commentary (continued)

Which asset allocation decisions helped or hurt portfolio performance?

The combination of an overweight in equities, plus generally strong performance from the portfolio's equity positions, aided the portfolio's return. Six out of eight domestic equity positions outperformed their benchmarks for the period. The portfolio's fixed income positions performed generally in line with their benchmarks.

How have you positioned the portfolio to reflect your outlook for the coming year?

The portfolio's current positioning reflects our belief that the US economy could continue to enjoy steady, although somewhat slower, economic growth; that interest rates should stabilize or move lower; and that growth could continue around the world. In this environment, we believe the portfolio's fixed-income holdings are positioned to take advantage of the potential for declining interest rates. Within equities, we have emphasized large-cap stocks, with a slight bias for growth over value.

Vikram Kuriyan has managed Columbia LifeGoal Income and Growth Portfolio since August 2004. Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

International investing may involve certain risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Past performance is no guarantee of future results.

17

Columbia LifeGoal
Income and Growth Portfolio

Shareholder expense example

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses* paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the portfolio's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,041.79	1,022.44	2.55	2.52	0.50
Class B	1,000.00	1,000.00	1,037.10	1,018.70	6.35	6.29	1.25
Class C	1,000.00	1,000.00	1,037.30	1,018.70	6.35	6.29	1.25
Class R	1,000.00	1,000.00	1,016.20	1,021.19	1.47	3.78	0.75
Class Z	1,000.00	1,000.00	1,042.28	1,023.68	1.27	1.26	0.25

Expenses paid during the period are equal to the portfolio's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

*  Columbia LifeGoal Income and Growth Portfolio's expense ratios do not include fees and expenses incurred by the Portfolio from the underlying portfolios.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

Compare with other portfolios

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other portfolios. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other portfolios. As you compare hypothetical examples of other portfolios, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a portfolio and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

18

Columbia LifeGoal
Income and Growth Portfolio

Portfolio breakdown (as a % of total investments as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

*An investment in money market mutual funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds.

19

Columbia LifeGoal
Income and Growth Portfolio

Performance

Growth of a $10,000 investment

Average annual total return

Class A Shares

Since inception	NAV**	MOP*
(10/15/96 through 03/31/06)	6.19%	5.52%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia LifeGoal Income and Growth Portfolio from the inception of the share class. The S&P 500 Index is an index of 500 widely held common stocks. The Lehman Brothers U.S. Aggregate Bond Index is an index of US government agency and US Treasury securities, investment grade corporate bonds and asset- and mortgage-backed securities. The indices are unmanaged and unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C, Class R and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Columbia LifeGoal Income and Growth Portfolio's Class A, Class C and Class Z Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

  Columbia LifeGoal Income and Growth Portfolio - A Without Sales Charge

  Columbia LifeGoal Income and Growth Portfolio - A With Sales Charge

  Lehman Brothers U.S. Aggregate Bond Index

  S&P 500 Index

Total return (as of 03/31/06)

	Class A		Class B		Class C		Class R†^	Class Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	10/15/96		08/7/97		10/15/96		01/23/06	10/15/96
1 year performance	7.91%	1.73%	7.12%	2.23%	7.06%	6.09%	7.84%	8.22%
Average annual returns
5 years	5.34%	4.09%	4.54%	4.20%	4.53%	4.53%	5.33%	5.59%
Since inception	6.19%	5.52%	4.85%	4.85%	5.43%	5.43%	6.18%	6.38%

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data for daily and the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions at NAV.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC of 1.00% in the first year after purchase.

†The returns for Class R include the returns of Class A prior to 1/23/06, the date on which Class R was initially offered by the Fund. Inception date for Class A is October 15, 1996.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class R and Class Z shares of the portfolio, directly or by exchange. All results shown assume reinvestment of distributions. Please see the portfolio's prospectus for eligibility and other details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

20

Columbia LifeGoal
Income Portfolio

(formerly Nations LifeGoal Income Portfolio)

Portfolio Manager's commentary*

In the following interview, the portfolio's manager shares his views on Columbia LifeGoal Income Portfolio's performance for the 12-month period ended March 31, 2006, and his outlook for the future.

Investment Objective

The portfolio seeks current income through investments primarily in fixed-income and income-oriented equity securities consistent with moderate fluctuation of principal.

Performance Review

For the 12-month period ended March 31, 2006, Columbia LifeGoal Income Portfolio class A shares provided shareholders with a total return of 3.22% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the portfolio's investment style and philosophy.

The portfolio invests primarily in a diversified selection of other Columbia Funds fixed-income and income-oriented equity mutual funds, as well as individual securities. The portfolio's management team seeks performance enhancement and risk management through active allocation, emphasizing the funds and asset classes it believes can offer the most attractive attributes given the current investment environment. When the portfolio managers believe certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, the portfolio is reallocated to try to avoid some of the increased risk or to take advantage of the increased opportunity.

How did the portfolio perform during the period?

During the 12-month period that ended March 31, 2006, Columbia LifeGoal Income Portfolio class A shares returned 3.22% without sales charge. The portfolio outperformed its benchmark, the Lehman Brothers U.S. Aggregate 1-3 Years Index, which returned 2.54%.*** The portfolio's return was lower than the 3.42% blended return for the Lehman Brothers U.S. Aggregate 1-3 Years Index and the Lehman Brothers U.S. High Yield Index.****

What were the economic and market conditions during the reporting period?

A strong economic environment and rising corporate profits helped boost the broad US stock market to a solid return for the period. Despite rising energy prices and higher short-term interest rates, American consumers continued to buoy the economy. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher, especially at the end of the period. Small- and mid-cap stocks outperformed large-cap stocks, and growth outperformed value except among large caps.

The bond market found it harder to ignore the Federal Reserve Board's ("the Fed") steady drumbeat of short-term interest rate increases. During the 12-month period, the Fed raised the federal funds rate, a key measure of short-term interest rates, from 2.75%

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***Lehman Brothers U.S. Aggregate 1-3 Years Index is an index of publicly-issued investment-grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

****This blend is 80% Lehman Brothers U.S. Aggregate 1-3 Years Index and 20% Lehman Brothers U.S. High Yield Index. Lehman Brothers U.S. High Yield Index is an index of fixed-rate, non-investment-grade bonds with at least one year remaining to maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

21

Columbia LifeGoal
Income Portfolio

Portfolio Manager's commentary (continued)

to 4.75% in eight quarter-point steps. The yield on shorter-term bonds rose more than the yield on longer bonds. Rising interest rates put pressure on the market value of the bonds in the portfolio, partially offsetting their coupon yield. In this environment, the high-yield segment of the bond market was the period's strongest performer.

Describe the portfolio's asset allocation process.

The portfolio's overall allocation to investment-grade bonds will be a minimum of 50% with the potential to allocate up to 30% in a combination of income-oriented securities and REITs. Up to 35% of the portfolio may be invested in higher-yield non-investment grade bonds to help enhance income potential. The primary objective of Columbia LifeGoal Income Portfolio is to seek current income with moderate fluctuation of principal. When the portfolio management team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, they are likely to reallocate the portfolio to try to minimize some of the increased risk or to take advantage of the increased opportunity.

How was the portfolio allocated at the beginning of the reporting period and what changes did you make to the portfolio's asset allocation during the period?†

Approximately 73% of the portfolio was invested in investment-grade bonds at the beginning of the period, with approximately 20% invested in high-yield bonds. The remaining 7% was invested in convertible securities and cash equivalents.

We cut back significantly on the portfolio's short-term holdings as short-term interest rates rose. We used the proceeds to increase the portfolio's exposure to Columbia Total Return Bond Fund, a diversified fund that invests across a broad range of bond sectors and maturity ranges. We also raised the portfolio's high-yield exposure by a modest amount and added to its cash position.

Which asset allocation decisions helped or hurt portfolio performance?

We believe that the portfolio's high-yield and convertible securities aided performance as their strong performance helped offset weakness among short-term bonds, where the portfolio had considerable exposure. Mortgage-backed and asset-backed securities also aided return.

How have you positioned the portfolio to reflect your outlook for the coming year?

The portfolio's current positioning reflects our belief that the US economy could continue to enjoy steady, although somewhat slower, economic growth; that interest rates may stabilize or move lower; and that growth could continue around the world. In

†Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

22

Columbia LifeGoal
Income Portfolio

Portfolio Manager's commentary (continued)

this environment, we believe the portfolio is positioned to take advantage of continued economic growth as well as the potential for steady to declining interest rates.

Vikram Kuriyan has managed Columbia LifeGoal Income Portfolio since August 2004. Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Past performance is no guarantee of future results.

23

Columbia LifeGoal
Income Portfolio

Shareholder expense example

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses* paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the portfolio's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,014.61	1,021.59	3.37	3.38	0.67
Class B	1,000.00	1,000.00	1,010.82	1,017.85	7.12	7.14	1.42
Class C	1,000.00	1,000.00	1,010.82	1,017.85	7.12	7.14	1.42
Class Z	1,000.00	1,000.00	1,015.81	1,022.84	2.11	2.12	0.42

Expenses paid during the period are equal to the portfolio's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

*  Columbia LifeGoal Income Portfolio's expense ratios do not include fees and expenses incurred by the Portfolio from the underlying portfolios.

Had the investment advisor not waived or reimbursed a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

Compare with other portfolios

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other portfolios. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other portfolios. As you compare hypothetical examples of other portfolios, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a portfolio and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

24

Columbia LifeGoal
Income Portfolio

Portfolio breakdown (as a % of total investments as of 03/31/06)

Portfolio holdings are current as of March 31, 2006, are subject to change and may not be representative of current holdings.

*An investment in money market mutual funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds.

25

Columbia LifeGoal
Income Portfolio

Performance

Growth of a $10,000 investment

Average annual total return

Class A Shares

Since inception	NAV**	MOP*
(09/4/03 through 03/31/06)	4.09%	2.74%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia LifeGoal Income Portfolio from the inception of the share class. The Lehman Brothers U.S. Aggregate 1-3 Years Index is an index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The Lehman Brothers U.S. High Yield Index is an index of fixed-rate, non-investment grade bonds with at least one year remaining to maturity. The indices are unmanaged and unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class. Index performance is from August 31, 2003.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia LifeGoal Income Portfolio - A Without Sales Charge

  Columbia LifeGoal Income Portfolio - A With Sales Charge

  Lehman Brothers U.S. Aggregate 1-3 Years Index

  Blended 80% Lehman Brothers U.S. Aggregate 1-3 Years Index/20% Lehman Brothers U.S. High Yield Index

Total return (as of 03/31/06)

	Class A		Class B		Class C		Class Z†
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	09/4/03		09/4/03		09/5/03		09/4/03
1 year performance	3.22%	–0.15%	2.44%	–0.53%	2.45%	1.46%	3.47%
Average annual returns
Since inception	4.09%	2.74%	3.29%	2.55%	3.26%	3.26%	4.37%

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data for daily and the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions at NAV. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC of 1.00% in the first year after purchase.

†Class Z Shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the portfolio, directly or by exchange. All results shown assume reinvestment of distributions. Please see the portfolio's propectus for eligibility, and other details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

26

Columbia LifeGoal Growth Portfolio

Investment portfolio  March 31, 2006

Shares		Value ($)
	Investment companies(a) — 100.0%
1,046,171	Columbia Acorn International Fund, Class Z	40,424,063
463,791	Columbia Acorn USA Fund, Class Z	13,398,915
1,292,295	Columbia International Value Fund, Class Z	32,423,689
7,675,617	Columbia Large Cap Core Fund, Class Z	102,776,515
7,122,920	Columbia Large Cap Value Fund, Class Z	104,065,861
5,053,736	Columbia Marsico Focused Equities Fund, Class Z	108,402,628
1,532,258	Columbia Marsico International Opportunities Fund, Class Z	22,723,392
3,291,284	Columbia Marsico Mid Cap Growth Fund, Class Z	51,673,165
2,924,961	Columbia Mid Cap Value Fund, Class Z	43,962,166
490,166	Columbia Small Cap Growth Fund II, Class Z	8,852,405
1,584,653	Columbia Small Cap Value Fund II, Class Z	22,517,916
	Total investment companies (Cost of $456,557,744)	551,220,715

Total investments (Cost of $456,557,744)(b)	100.0%	551,220,715
Other assets and liabilities, net	0.0%	68,947
Net assets	100.0%	551,289,662

Notes to investment portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(b)  Cost for federal income tax purposes is $464,127,590.

See Accompanying Notes to Financial Statements.

27

Columbia LifeGoal Balanced Growth Portfolio

Investment portfolio  March 31, 2006

Shares		Value ($)
	Investment companies(a) — 100.1%
841,046	Columbia Acorn International Fund, Class Z	32,498,009
621,004	Columbia Acorn USA Fund, Class Z	17,940,813
26,254,569	Columbia Cash Reserves, Capital Class Shares	26,254,569
502,497	Columbia Convertible Securities Fund, Class Z	8,838,921
4,910,290	Columbia High Income Fund, Class Z	44,094,401
1,278,487	Columbia International Value Fund, Class Z	32,077,246
6,292,923	Columbia Large Cap Core Fund, Class Z	84,262,242
5,531,775	Columbia Large Cap Value Fund, Class Z	80,819,228
4,141,075	Columbia Marsico Focused Equities Fund, Class Z	88,826,051
928,034	Columbia Marsico International Opportunities Fund, Class Z	13,762,741
3,601,592	Columbia Marsico Mid Cap Growth Fund, Class Z	56,544,993
2,397,499	Columbia Mid Cap Value Fund, Class Z	36,034,409
1	Columbia Short Term Bond Fund, Class Z	10
516,830	Columbia Small Cap Growth Fund II, Class Z	9,333,957
1,945,091	Columbia Small Cap Value Fund II, Class Z	27,639,742
34,454,147	Columbia Total Return Bond Fund, Class Z	329,726,182
	Total investment companies (Cost of $808,184,631)	888,653,514

Total investments (Cost of $808,184,631)(b)	100.1%	888,653,514
Other assets and liabilities, net	(0.1)%	(637,460)
Net assets	100.0%	888,016,054

Notes to investment portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(b)  Cost for federal income tax purposes is $817,056,748.

See Accompanying Notes to Financial Statements.

28

Columbia LifeGoal Income and Growth Portfolio

Investment portfolio  March 31, 2006

Shares		Value ($)
	Investment companies(a) — 100.1%
151,835	Columbia Acorn International Fund, Class Z	5,866,922
46,201	Columbia Acorn USA Fund, Class Z	1,334,737
4,333,539	Columbia Cash Reserves, Capital Class Shares	4,333,539
124,290	Columbia Convertible Securities Fund, Class Z	2,186,265
2,185,857	Columbia High Income Fund, Class Z	19,628,995
177,057	Columbia International Value Fund, Class Z	4,442,348
982,688	Columbia Large Cap Core Fund, Class Z	13,158,188
760,232	Columbia Large Cap Value Fund, Class Z	11,106,995
614,574	Columbia Marsico Focused Equities Fund, Class Z	13,182,604
226,928	Columbia Marsico International Opportunities Fund, Class Z	3,365,340
445,746	Columbia Marsico Mid Cap Growth Fund, Class Z	6,998,217
296,550	Columbia Mid Cap Value Fund, Class Z	4,457,147
7,331,549	Columbia Short Term Bond Fund, Class Z	71,335,967
51,098	Columbia Small Cap Growth Fund II, Class Z	922,824
160,675	Columbia Small Cap Value Fund II, Class Z	2,283,189
5,605,768	Columbia Total Return Bond Fund, Class Z	53,647,201
	Total investment companies (Cost of $212,554,349)	218,250,478

Total investments (Cost of $212,554,349)(b)	100.1%	218,250,478
Other assets and liabilities, net	(0.1)%	(120,232)
Net assets	100.0%	218,130,246

Notes to investment portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(b)  Cost for federal income tax purposes is $213,069,112.

See Accompanying Notes to Financial Statements.

29

Columbia LifeGoal Income Portfolio

Investment portfolio  March 31, 2006

Shares		Value ($)
	Investment companies(a) — 100.5%
1,616,597	Columbia Cash Reserves, Capital Class Shares	1,616,597
95,517	Columbia Convertible Securities Fund, Class Z	1,680,152
746,069	Columbia High Income Fund, Class Z	6,699,700
502,424	Columbia Mortgage and Asset-Backed Portfolio	4,948,877
1,545,161	Columbia Short Term Bond Fund, Class Z	15,034,416
344,339	Columbia Total Return Bond Fund, Class Z	3,295,321
	Total investment companies (Cost of $33,722,577)	33,275,063

Total investments (Cost of $33,722,577)(b)	100.5%	33,275,063
Other assets and liabilities, net	(0.5)%	(157,086)
Net assets	100.0%	33,117,977

Notes to investment portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(b)  Cost for federal income tax purposes is $34,137,762.

See Accompanying Notes to Financial Statements.

30

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31

Columbia LifeGoal Portfolios

Statements of assets and liabilities  March 31, 2006

	LifeGoal Growth Portfolio(a)($)		LifeGoal Balanced Growth Portfolio(a)($)		LifeGoal Income and Growth Portfolio(a)($)		LifeGoal Income Portfolio(a)($)
Assets:
Affiliated investments, at identified cost	456,557,744		808,184,631		212,554,349		33,722,577
Affiliated investments, at value	551,220,715		888,653,514		218,250,478		33,275,063
Cash	—		577		618		—
Receivable for:
Capital stock sold	2,501,521		2,199,073		453,744		41,685
Dividends	—		1,381,576		471,094		72,706
Total assets	553,722,236		892,234,740		219,175,934		33,389,454
Liabilities:
Expense reimbursement due to advisor	—		—		—		48,952
Payable for:
Investments purchased	1,278,884		2,377,115		621,642		95,787
Capital stock redeemed	828,732		1,258,506		279,212		27,637
Distributions	—		221		—		—
Investment advisory fee	114,099		186,749		45,855		1,899
Transfer agent fee	—		—		—		3,581
Pricing and bookkeeping fees	—		—		—		3,969
Trustees' fees	—		—		—		25,710
Audit fee	—		—		—		19,968
Service and distribution fees	210,859		396,095		98,979		18,363
Legal fee	—		—		—		19,622
Chief compliance officer expenses	—		—		—		990
Other liabilities	—		—		—		4,999
Total liabilities	2,432,574		4,218,686		1,045,688		271,477
Net assets	551,289,662		888,016,054		218,130,246		33,117,977
Net assets consist of:
Paid-in capital	455,822,767		805,565,112		210,396,270		34,020,163
Undistributed (overdistributed) net investment income	—		253,713		39,880		43,902
Accumulated net realized gain (loss)	803,924		1,728,346		1,997,967		(498,574)
Unrealized appreciation (depreciation) on investments	94,662,971		80,468,883		5,696,129		(447,514)
Net assets	551,289,662		888,016,054		218,130,246		33,117,977
Class A
Net assets	142,966,683		219,301,881		48,112,109		15,687,183
Shares outstanding	10,267,590		18,489,279		4,454,320		1,569,939
Net asset value and redemption price per share(b)	13.92		11.86		10.80		9.99
Maximum sales charge	5.75%		5.75%		5.75%		3.25%
Maximum offering price per share	14.77	(c)	12.58	(c)	11.46	(c)	10.33 (d)
Class B
Net assets	153,920,207		318,563,612		82,097,998		10,945,813
Shares outstanding	11,586,560		26,985,472		7,622,175		1,096,526
Net asset value and offering price per share(b)	13.28		11.81		10.77		9.98
Class C
Net assets	66,260,680		98,160,330		21,104,072		6,082,333
Shares outstanding	5,017,987		8,233,747		1,969,654		610,089
Net asset value and offering price per share(b)	13.20		11.92		10.71		9.97
Class R
Net assets	10,395		10,188		10,116		—
Shares outstanding	747		859		937		—
Net asset value, redemption and offering price per share	13.92		11.86		10.80		—
Class Z
Net assets	188,131,697		251,980,043		66,805,951		402,648
Shares outstanding	13,429,031		21,282,759		6,226,551		40,270
Net asset value, redemption and offering price per share	14.01		11.84		10.73		10.00

(a) On August 22, 2005, the Portfolio's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c) On sales of $50,000 or more the offering price is reduced.

(d) On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

32

Columbia LifeGoal Portfolios

Statements of operations

For the year ended March 31, 2006

	LifeGoal Growth Portfolio(a)($)	LifeGoal Balanced Growth Portfolio(a)($)	LifeGoal Income and Growth Portfolio(a)($)	LifeGoal Income Portfolio(a)($)
Net investment income Income
Dividends from affiliates	3,784,852	18,940,018	6,544,225	1,725,498
Expenses
Investment advisory fee	1,124,041	1,994,103	528,011	31,376
Administration fee	—	—	—	76,349
Distribution fee:
Class B	1,016,335	2,248,162	641,803	92,355
Class C	367,199	610,497	150,346	56,665
Class R	10	10	10	—
Service fee:
Class A	283,696	459,950	113,890	50,188
Class B	338,724	749,297	213,891	30,786
Class C	122,393	204,149	50,111	18,887
Transfer agent fee	—	—	—	20,741
Pricing and bookkeeping fees	—	—	—	16,168
Trustees' fees	—	—	—	16,075
Registration fees	—	—	—	47,221
Legal fees	—	—	—	63,593
Chief compliance officer expenses (See Note 4)	—	—	—	3,845
Other expenses	—	—	—	40,326
Total expenses	3,252,398	6,266,168	1,698,062	564,575
Fees waived by Investment Advisor	—	—	—	(146,708)
Net expenses	3,252,398	6,266,168	1,698,062	417,867
Net investment income	532,454	12,673,850	4,846,163	1,307,631
Net Realized and Unrealized Gain (Loss) on Investments and Capital Gains Distributions Received
Net realized gain (loss) on:
Affiliated investments	21,585,360	42,473,416	6,906,348	(450,040)
Capital gains distributions received	13,602,823	17,013,945	2,979,101	398,373
Net realized gain (loss)	35,188,183	59,487,361	9,885,449	(51,667)
Net change in unrealized appreciation (depreciation) on investments	49,098,724	15,652,046	726,931	(129,252)
Net gain (loss)	84,286,907	75,139,407	10,612,380	(180,919)
Net increase resulting from operations	84,819,361	87,813,257	15,458,543	1,126,712

(a) On August 22, 2005, the Portfolio's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

33

Columbia LifeGoal Portfolios

Statements of changes in net assets

	LifeGoal Growth Portfolio		LifeGoal Balanced Growth Portfolio		LifeGoal Income and Growth Portfolio		LifeGoal Income Portfolio
	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)
Increase (decrease) in net assets
Operations
Net investment income	532,454	524,207	12,673,850	7,455,371	4,846,163	3,337,704	1,307,631	1,538,090
Net realized gain (loss) on investments and capital gains distributions received	35,188,183	9,079,678	59,487,361	13,034,722	9,885,449	10,368,879	(51,667)	484,340
Net change in unrealized appreciation (depreciation) on investments	49,098,724	18,295,473	15,652,046	14,015,201	726,931	(8,478,953)	(129,252)	(947,750)
Net increase resulting from operations	84,819,361	27,899,358	87,813,257	34,505,294	15,458,543	5,227,630	1,126,712	1,074,680
Distributions to shareholders
From net investment income:
Class A	(732,355)	(566,738)	(4,133,189)	(2,630,422)	(1,303,896)	(980,770)	(711,944)	(1,283,321)
Class B	(575,045)	(567,565)	(4,327,646)	(3,153,658)	(1,797,256)	(1,555,759)	(353,738)	(419,644)
Class C	(225,896)	(162,835)	(1,213,529)	(690,855)	(437,798)	(335,264)	(212,625)	(340,425)
Class R	—	—	(35)	—	(59)	—	—	—
Class Z	(991,583)	(890,453)	(5,626,460)	(4,707,771)	(1,902,411)	(1,568,933)	(9,849)	(44,636)
From net realized gains:
Class A	(5,549,211)	—	(10,917,135)	(1,187,458)	(3,097,249)	(381,876)	(67,939)	(126,280)
Class B	(6,379,022)	—	(17,522,954)	(2,247,403)	(5,834,371)	(891,847)	(38,518)	(53,150)
Class C	(2,443,332)	—	(4,869,554)	(451,608)	(1,340,460)	(194,979)	(25,694)	(41,558)
Class Z	(6,935,717)	—	(13,457,915)	(2,136,935)	(4,022,624)	(611,585)	(1,647)	(3,003)
Total distributions to shareholders	(23,832,161)	(2,187,591)	(62,068,417)	(17,206,110)	(19,736,124)	(6,521,013)	(1,421,954)	(2,312,017)
Net capital share transactions	108,481,787	73,132,577	150,731,506	118,342,323	19,225,084	14,340,660	(15,085,811)	(5,896,418)
Net increase (decrease) in net assets	169,468,987	98,844,344	176,476,346	135,641,507	14,947,503	13,047,277	(15,381,053)	(7,133,755)
Net assets
Beginning of year	381,820,675	282,976,331	711,539,708	575,898,201	203,182,743	190,135,466	48,499,030	55,632,785
End of year	551,289,662	381,820,675	888,016,054	711,539,708	218,130,246	203,182,743	33,117,977	48,499,030
Undistributed (overdistributed) net investment income, at end of year	—	—	253,713	586,468	39,880	250,300	43,902	—

(a) On August 22, 2005, the Portfolio's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) The Portfolio's Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

34

Columbia LifeGoal Portfolios

Statements of changes in net assets (continued)

See Accompanying Notes to Financial Statements.

35

Columbia LifeGoal Portfolios

Statements of changes in net assets — capital stock activity

	LifeGoal Growth Portfolio				LifeGoal Balanced Growth Portfolio
	Year ended March, 31 2006(a)(b)		Year ended March, 31 2005		Year ended March, 31 2006(a)(b)		Year ended March, 31 2005
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2)
Subscriptions	4,509,874	58,608,413	3,175,040	36,451,827	6,824,610	79,874,119	5,501,734	61,972,481
Distributions reinvested	455,390	5,909,717	43,590	541,383	1,212,850	13,943,281	389,285	4,346,752
Redemptions	(2,333,090)	(30,413,507)	(1,282,695)	(14,671,064)	(3,192,015)	(37,312,620)	(2,186,795)	(24,345,723)
Net increase (decrease)	2,632,174	34,104,623	1,935,935	22,322,146	4,845,445	56,504,780	3,704,224	41,973,510
Class B
Subscriptions	2,399,999	29,547,699	3,070,428	34,049,873	5,212,840	60,331,076	7,180,870	80,341,761
Distributions reinvested	525,938	6,524,948	44,810	535,936	1,809,578	20,660,856	596,020	6,606,581
Redemptions	(1,575,248)	(19,622,065)	(1,034,422)	(11,468,625)	(3,758,551)	(43,776,071)	(2,732,705)	(30,387,854)
Net increase (decrease)	1,350,689	16,450,582	2,080,816	23,117,184	3,263,867	37,215,861	5,044,185	56,560,488
Class C (See Note 2)
Subscriptions	2,512,863	30,986,502	1,680,118	18,682,070	4,002,704	46,881,424	2,724,174	30,756,210
Distributions reinvested	160,157	1,974,548	10,735	127,751	369,895	4,265,109	95,590	1,071,480
Redemptions	(743,742)	(9,223,409)	(384,628)	(4,257,448)	(1,556,187)	(18,305,499)	(884,731)	(9,950,552)
Net increase (decrease)	1,929,278	23,737,641	1,306,225	14,552,373	2,816,412	32,841,034	1,935,033	21,877,138
Class R
Subscriptions	747	10,000	—	—	856	10,000	—	—
Distributions reinvested	—	—	—	—	3	35	—	—
Net increase (decrease)	747	10,000	—	—	859	10,035	—	—
Class Z
Subscriptions	3,270,393	42,956,815	2,706,615	31,700,471	3,285,280	38,360,543	2,207,927	25,031,914
Distributions reinvested	580,432	7,572,271	67,543	841,583	1,643,678	18,858,080	743,218	8,264,846
Redemptions	(1,268,729)	(16,350,145)	(1,698,560)	(19,401,180)	(2,830,565)	(33,058,827)	(3,176,898)	(35,365,573)
Net increase (decrease)	2,582,096	34,178,941	1,075,598	13,140,874	2,098,393	24,159,796	(225,753)	(2,068,813)

(a) On August 22, 2005, the Portfolio's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) The Portfolio's Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

36

Columbia LifeGoal Portfolios

Statements of changes in net assets — capital stock activity (continued)

See Accompanying Notes to Financial Statements.

37

Columbia LifeGoal Portfolios

Statements of changes in net assets — capital stock activity

	LifeGoal Income and Growth Portfolio				LifeGoal Income Portfolio
	Year ended March, 31 2006(a)(b)		Year ended March, 31 2005		Year ended March, 31 2006(a)		Year ended March, 31 2005
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Class A
Subscriptions	1,387,905	15,062,933	1,769,336	19,504,095	292,203	2,938,001	1,471,173	15,028,784
Distributions reinvested	335,843	3,578,146	122,056	1,339,189	62,380	625,998	128,345	1,297,288
Redemptions	(1,148,612)	(12,436,160)	(996,444)	(10,981,519)	(1,287,449)	(12,939,732)	(2,586,000)	(26,357,361)
Net increase (decrease)	575,136	6,204,919	894,948	9,861,765	(932,866)	(9,375,733)	(986,482)	(10,031,289)
Class B
Subscriptions	996,651	10,791,971	1,850,244	20,313,244	228,505	2,295,597	609,204	6,201,949
Distributions reinvested	652,448	6,929,989	240,986	2,635,556	33,035	331,148	39,225	400,129
Redemptions	(1,813,294)	(19,601,695)	(1,566,387)	(17,144,603)	(431,125)	(4,327,457)	(282,513)	(2,873,294)
Net increase (decrease)	(164,195)	(1,879,735)	524,843	5,804,197	(169,585)	(1,700,712)	365,916	3,728,784
Class C
Subscriptions	801,614	8,625,129	585,686	6,384,728	129,016	1,293,785	496,259	5,056,408
Distributions reinvested	133,849	1,413,716	44,951	488,672	19,122	191,365	32,885	335,021
Redemptions	(581,404)	(6,246,967)	(598,607)	(6,523,165)	(521,270)	(5,231,153)	(356,889)	(3,627,022)
Net increase (decrease)	354,059	3,791,878	32,030	350,235	(373,132)	(3,746,003)	172,255	1,764,407
Class R
Subscriptions	931	10,000	—	—	—	—	—	—
Distributions reinvested	6	59	—	—	—	—	—	—
Net increase (decrease)	937	10,059	—	—	—	—	—	—
Class Z
Subscriptions	1,419,142	15,287,825	1,417,758	15,553,556	25,142	252,033	28,003	285,943
Distributions reinvested	548,259	5,809,252	222,502	2,424,447	105	1,048	197	1,997
Redemptions	(925,541)	(9,999,114)	(1,802,559)	(19,653,540)	(51,204)	(516,444)	(161,806)	(1,646,260)
Net increase (decrease)	1,041,860	11,097,963	(162,299)	(1,675,537)	(25,957)	(263,363)	(133,606)	(1,358,320)

(a) On August 22, 2005, the Portfolio's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) The Portfolio's Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

38

Columbia LifeGoal Portfolios

Statements of changes in net assets — capital stock activity (continued)

See Accompanying Notes to Financial Statements.

39

Columbia LifeGoal Portfolios

Financial highlights

For a share outstanding throughout each period.

				Net increase/
	Net asset value beginning of period	Net investment income/(loss)(a)	Net realized and unrealized gain/(loss) on investments	(decrease) in net assets resulting from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions
LifeGoal Growth Portfolio
Class A Shares
Year ended 3/31/2006(d)	$12.19	$0.05	$2.34	$2.39	$(0.09)	$(0.57)	$(0.66)
Year ended 3/31/2005	11.28	0.04	0.95	0.99	(0.08)	—	(0.08)
Year ended 3/31/2004	7.82	0.02	3.46	3.48	(0.02)	—	(0.02)
Year ended 3/31/2003	10.68	0.02	(2.87)	(2.85)	(0.01)	—	(0.01)
Year ended 3/31/2002	10.39	— (e)	0.32	0.32	(0.03)	—	(0.03)
Class B Shares
Year ended 3/31/2006(d)	$11.72	$(0.05)	$2.25	$2.20	$(0.07)	$(0.57)	$(0.64)
Year ended 3/31/2005	10.91	(0.04)	0.91	0.87	(0.06)	—	(0.06)
Year ended 3/31/2004	7.61	(0.05)	3.35	3.30	— (e)	—	— (e)
Year ended 3/31/2003	10.46	(0.04)	(2.81)	(2.85)	—	—	—
Year ended 3/31/2002	10.23	(0.07)	0.30	0.23	— (e)	—	— (e)
Class C Shares
Year ended 3/31/2006(d)	$11.66	$(0.05)	$2.23	$2.18	$(0.07)	$(0.57)	$(0.64)
Year ended 3/31/2005	10.85	(0.04)	0.91	0.87	(0.06)	—	(0.06)
Year ended 3/31/2004	7.57	(0.04)	3.32	3.28	— (e)	—	— (e)
Year ended 3/31/2003	10.40	(0.04)	(2.79)	(2.83)	—	—	—
Year ended 3/31/2002	10.18	(0.07)	0.29	0.22	— (e)	—	— (e)
Class R Shares
Period ended 3/31/2006(f)	$13.19	$(0.03)	$0.76	$0.73	$—	$—	$—
Class Z Shares
Year ended 3/31/2006(d)	$12.24	$0.08	$2.36	$2.44	$(0.10)	$(0.57)	$(0.67)
Year ended 3/31/2005	11.30	0.07	0.96	1.03	(0.09)	—	(0.09)
Year ended 3/31/2004	7.82	0.05	3.46	3.51	(0.03)	—	(0.03)
Year ended 3/31/2003	10.68	0.04	(2.87)	(2.83)	(0.03)	—	(0.03)
Year ended 3/31/2002	10.38	0.03	0.31	0.34	(0.04)	—	(0.04)

										Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income/(loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
LifeGoal Growth Portfolio
Class A Shares
Year ended 3/31/2006(d)	$13.92	20.01%		$142,967	0.50%		0.37%		30%	0.50%
Year ended 3/31/2005	12.19	8.76		93,070	0.50		0.37		13	0.50
Year ended 3/31/2004	11.28	44.51		64,267	0.50		0.20		6	0.50
Year ended 3/31/2003	7.82	(26.68)		21,559	0.50		0.20		13	0.50
Year ended 3/31/2002	10.68	3.04		16,967	0.50		0.00		33	0.50
Class B Shares
Year ended 3/31/2006(d)	$13.28	19.13%		$153,920	1.25%		(0.38)%		30%	1.25%
Year ended 3/31/2005	11.72	7.95		119,995	1.25		(0.38)		13	1.25
Year ended 3/31/2004	10.91	43.39		88,969	1.25		(0.55)		6	1.25
Year ended 3/31/2003	7.61	(27.25)		35,069	1.25		(0.55)		13	1.25
Year ended 3/31/2002	10.46	2.25		29,079	1.25		(0.75)		33	1.25
Class C Shares
Year ended 3/31/2006(d)	$13.20	19.06%		$66,261	1.25%		(0.38)%		30%	1.25%
Year ended 3/31/2005	11.66	8.00		36,008	1.25		(0.38)		13	1.25
Year ended 3/31/2004	10.85	43.38		19,340	1.25		(0.55)		6	1.25
Year ended 3/31/2003	7.57	(27.21)		4,559	1.25		(0.55)		13	1.25
Year ended 3/31/2002	10.40	2.16		3,436	1.25		(0.75)		33	1.25
Class R Shares
Period ended 3/31/2006(f)	$13.92	5.53	%(h)	$10	0.75	%(g)	(1.15	)%(g)	30%	0.75	%(g)
Class Z Shares
Year ended 3/31/2006(d)	$14.01	20.33%		$188,132	0.25%		0.62%		30%	0.25%
Year ended 3/31/2005	12.24	9.07		132,748	0.25		0.62		13	0.25
Year ended 3/31/2004	11.30	44.84		110,400	0.25		0.45		6	0.25
Year ended 3/31/2003	7.82	(26.53)		61,985	0.25		0.45		13	0.25
Year ended 3/31/2002	10.68	3.30		75,284	0.25		0.25		33	0.25

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(c)  The Portfolio's expenses do not include the expenses of the underlying funds.

(d)  On August 22, 2005, the Portfolio's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  Amount represents less than $0.01 per share.

(f)  The Portfolio's Class R shares commenced operations on January 23, 2006.

(g)  Annualized.

(h)  Not annualized

See Accompanying Notes to Financial Statements.

40

Columbia LifeGoal Portfolios

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

41

Columbia LifeGoal Portfolios

Financial highlights (continued)

For a share outstanding throughout each period.

				Net increase/
	Net asset value beginning of period	Net investment income/(loss)(a)	Net realized and unrealized gain/(loss) on investments	(decrease) in net assets resulting from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions
LifeGoal Balanced Growth Portfolio
Class A Shares
Year ended 3/31/2006(d)	$11.50	$0.22	$1.08	$1.30	$(0.27)	$(0.67)	$(0.94)
Year ended 3/31/2005	11.20	0.16	0.47	0.63	(0.22)	(0.11)	(0.33)
Year ended 3/31/2004	8.79	0.15	2.44	2.59	(0.17)	(0.01)	(0.18)
Year ended 3/31/2003	10.41	0.16	(1.59)	(1.43)	(0.19)	—	(0.19)
Year ended 3/31/2002	10.35	0.27	0.19	0.46	(0.29)	(0.11)	(0.40)
Class B Shares
Year ended 3/31/2006(d)	$11.45	$0.13	$1.08	$1.21	$(0.18)	$(0.67)	$(0.85)
Year ended 3/31/2005	11.16	0.08	0.46	0.54	(0.14)	(0.11)	(0.25)
Year ended 3/31/2004	8.77	0.07	2.43	2.50	(0.10)	(0.01)	(0.11)
Year ended 3/31/2003	10.39	0.09	(1.57)	(1.48)	(0.14)	—	(0.14)
Year ended 3/31/2002	10.35	0.20	0.17	0.37	(0.22)	(0.11)	(0.33)
Class C Shares
Year ended 3/31/2006(d)	$11.56	$0.14	$1.07	$1.21	$(0.18)	$(0.67)	$(0.85)
Year ended 3/31/2005	11.26	0.08	0.47	0.55	(0.14)	(0.11)	(0.25)
Year ended 3/31/2004	8.85	0.08	2.45	2.53	(0.11)	(0.01)	(0.12)
Year ended 3/31/2003	10.49	0.09	(1.60)	(1.51)	(0.13)	—	(0.13)
Year ended 3/31/2002	10.44	0.20	0.18	0.38	(0.22)	(0.11)	(0.33)
Class R Shares
Period ended 3/31/2006(e)	$11.59	$0.03	$0.28	$0.31	$(0.04)	$—	$(0.04)
Class Z Shares
Year ended 3/31/2006(d)	$11.48	$0.25	$1.08	$1.33	$(0.30)	$(0.67)	$(0.97)
Year ended 3/31/2005	11.18	0.19	0.47	0.66	(0.25)	(0.11)	(0.36)
Year ended 3/31/2004	8.77	0.17	2.44	2.61	(0.19)	(0.01)	(0.20)
Year ended 3/31/2003	10.38	0.18	(1.58)	(1.40)	(0.21)	—	(0.21)
Year ended 3/31/2002	10.33	0.31	0.16	0.47	(0.31)	(0.11)	(0.42)

										Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income/(loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
LifeGoal Balanced Growth Portfolio
Class A Shares
Year ended 3/31/2006(d)	$11.86	11.75%		$219,302	0.50%		1.89%		46%	0.50%
Year ended 3/31/2005	11.50	5.75		156,938	0.50		1.45		17	0.50
Year ended 3/31/2004	11.20	29.60		111,325	0.50		1.38		24	0.50
Year ended 3/31/2003	8.79	(13.77)		37,750	0.50		1.72		26	0.50
Year ended 3/31/2002	10.41	4.52		11,343	0.50		2.77		117	0.50
Class B Shares
Year ended 3/31/2006(d)	$11.81	10.99%		$318,564	1.25%		1.14%		46%	1.25%
Year ended 3/31/2005	11.45	4.94		271,691	1.25		0.70		17	1.25
Year ended 3/31/2004	11.16	28.63		208,372	1.25		0.63		24	1.25
Year ended 3/31/2003	8.77	(14.33)		87,911	1.25		0.97		26	1.25
Year ended 3/31/2002	10.39	3.62		33,519	1.25		2.02		117	1.25
Class C Shares
Year ended 3/31/2006(d)	$11.92	10.88%		$98,160	1.25%		1.14%		46%	1.25%
Year ended 3/31/2005	11.56	4.99		62,615	1.25		0.70		17	1.25
Year ended 3/31/2004	11.26	28.67		39,204	1.25		0.63		24	1.25
Year ended 3/31/2003	8.85	(14.41)		7,620	1.25		0.97		26	1.25
Year ended 3/31/2002	10.49	3.66		3,655	1.25		2.02		117	1.25
Class R Shares
Period ended 3/31/2006(e)	$11.86	2.68	%(g)	$10	0.75	%(f)	1.13	%(f)	46%	0.75	%(f)
Class Z Shares
Year ended 3/31/2006(d)	$11.84	12.05%		$251,980	0.25%		2.14%		46%	0.25%
Year ended 3/31/2005	11.48	6.02		220,296	0.25		1.70		17	0.25
Year ended 3/31/2004	11.18	29.95		216,997	0.25		1.63		24	0.25
Year ended 3/31/2003	8.77	(13.51)		158,377	0.25		1.97		26	0.25
Year ended 3/31/2002	10.38	4.65		195,436	0.25		3.02		117	0.25

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(c)  The Portfolio's expenses do not include the expenses of the underlying funds.

(d)  On August 22, 2005, the Portfolio's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The Portfolio's Class R shares commenced operations on January 23, 2006.

(f)  Annualized.

(g)  Not annualized

See Accompanying Notes to Financial Statements.

42

Columbia LifeGoal Portfolios

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

43

Columbia LifeGoal Portfolios

Financial highlights (continued)

For a share outstanding throughout each period.

				Net increase/
	Net asset value beginning of period	Net investment income/(loss)(a)	Net realized and unrealized gain/(loss) on investments	(decrease) in net assets resulting from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions
LifeGoal Income and Growth Portfolio
Class A Shares
Year ended 3/31/2006(d)	$11.04	$0.28	$0.54	$0.82	$(0.32)	$(0.74)	$(1.06)
Year ended 3/31/2005	11.11	0.23	0.10	0.33	(0.28)	(0.12)	(0.40)
Year ended 3/31/2004	9.67	0.22	1.50	1.72	(0.22)	(0.06)	(0.28)
Year ended 3/31/2003	10.41	0.24	(0.71)	(0.47)	(0.24)	(0.03)	(0.27)
Year ended 3/31/2002	10.43	0.36	0.01	0.37	(0.34)	(0.05)	(0.39)
Class B Shares
Year ended 3/31/2006(d)	$11.01	$0.20	$0.54	$0.74	$(0.24)	$(0.74)	$(0.98)
Year ended 3/31/2005	11.08	0.14	0.11	0.25	(0.20)	(0.12)	(0.32)
Year ended 3/31/2004	9.66	0.13	1.50	1.63	(0.15)	(0.06)	(0.21)
Year ended 3/31/2003	10.41	0.17	(0.71)	(0.54)	(0.18)	(0.03)	(0.21)
Year ended 3/31/2002	10.44	0.29	—	0.29	(0.27)	(0.05)	(0.32)
Class C Shares
Year ended 3/31/2006(d)	$10.96	$0.20	$0.53	$0.73	$(0.24)	$(0.74)	$(0.98)
Year ended 3/31/2005	11.03	0.14	0.11	0.25	(0.20)	(0.12)	(0.32)
Year ended 3/31/2004	9.62	0.13	1.49	1.62	(0.15)	(0.06)	(0.21)
Year ended 3/31/2003	10.37	0.17	(0.71)	(0.54)	(0.18)	(0.03)	(0.21)
Year ended 3/31/2002	10.40	0.29	—	0.29	(0.27)	(0.05)	(0.32)
Class R Shares
Period ended 3/31/2006(e)	$10.69	$0.05	$0.12	$0.17	$(0.06)	$—	$(0.06)
Class Z Shares
Year ended 3/31/2006(d)	$10.97	$0.31	$0.54	$0.85	$(0.35)	$(0.74)	$(1.09)
Year ended 3/31/2005	11.04	0.25	0.11	0.36	(0.31)	(0.12)	(0.43)
Year ended 3/31/2004	9.62	0.23	1.49	1.72	(0.24)	(0.06)	(0.30)
Year ended 3/31/2003	10.35	0.27	(0.71)	(0.44)	(0.26)	(0.03)	(0.29)
Year ended 3/31/2002	10.37	0.40	(0.01)	0.39	(0.36)	(0.05)	(0.41)

										Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income/(loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
LifeGoal Income and Growth Portfolio
Class A Shares
Year ended 3/31/2006(d)	$10.80	7.91%		$48,112	0.50%		2.61%		30%	0.50%
Year ended 3/31/2005	11.04	3.05		42,816	0.50		2.03		34	0.50
Year ended 3/31/2004	11.11	17.93		33,141	0.50		1.95		14	0.50
Year ended 3/31/2003	9.67	(4.49)		11,027	0.50		2.47		34	0.50
Year ended 3/31/2002	10.41	3.56		4,241	0.50		3.56		37	0.50
Class B Shares
Year ended 3/31/2006(d)	$10.77	7.12%		$82,098	1.25%		1.86%		30%	1.25%
Year ended 3/31/2005	11.01	2.30		85,762	1.25		1.28		34	1.25
Year ended 3/31/2004	11.08	16.94		80,486	1.25		1.20		14	1.25
Year ended 3/31/2003	9.66	(5.20)		43,905	1.25		1.72		34	1.25
Year ended 3/31/2002	10.41	2.77		13,926	1.25		2.81		37	1.25
Class C Shares
Year ended 3/31/2006(d)	$10.71	7.06%		$21,104	1.25%		1.86%		30%	1.25%
Year ended 3/31/2005	10.96	2.32		17,708	1.25		1.28		34	1.25
Year ended 3/31/2004	11.03	16.95		17,469	1.25		1.20		14	1.25
Year ended 3/31/2003	9.62	(5.23)		5,066	1.25		1.72		34	1.25
Year ended 3/31/2002	10.37	2.77		1,829	1.25		2.81		37	1.25
Class R Shares
Period ended 3/31/2006(e)	$10.80	1.62	%(g)	$10	0.75	%(f)	2.61	%(f)	30%	0.75	%(f)
Class Z Shares
Year ended 3/31/2006(d)	$10.73	8.22%		$66,806	0.25%		2.86%		30%	0.25%
Year ended 3/31/2005	10.97	3.32		56,897	0.25		2.28		34	0.25
Year ended 3/31/2004	11.04	18.08		59,040	0.25		2.20		14	0.25
Year ended 3/31/2003	9.62	(4.22)		33,316	0.25		2.72		34	0.25
Year ended 3/31/2002	10.35	3.83		25,906	0.25		3.81		37	0.25

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(c)  The Portfolio's expenses do not include the expenses of the underlying funds.

(d)  On August 22, 2005, the Portfolio's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The Portfolio's Class R shares commenced operations on January 23, 2006.

(f)  Annualized.

(g)  Not annualized

See Accompanying Notes to Financial Statements.

44

Columbia LifeGoal Portfolios

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

45

Columbia LifeGoal Portfolios

Financial highlights (continued)

For a share outstanding throughout each period.

				Net increase/
	Net asset value beginning of period	Net investment income/(loss)(a)	Net realized and unrealized gain/(loss) on investments	(decrease) in net assets resulting from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions
LifeGoal Income Portfolio
Class A Shares
Year ended 3/31/2006(d)	$10.07	$0.38	$(0.06)	$0.32	$(0.38)	$(0.02)	$(0.40)
Year ended 3/31/2005	10.31	0.31	(0.09)	0.22	(0.42)	(0.04)	(0.46)
Period ended 3/31/2004(e)	10.00	0.21	0.30	0.51	(0.20)	—	(0.20)
Class B Shares
Year ended 3/31/2006(d)	$10.06	$0.29	$(0.05)	$0.24	$(0.30)	$(0.02)	$(0.32)
Year ended 3/31/2005	10.30	0.24	(0.10)	0.14	(0.34)	(0.04)	(0.38)
Period ended 3/31/2004(e)	10.00	0.16	0.31	0.47	(0.17)	—	(0.17)
Class C Shares
Year ended 3/31/2006(d)	$10.05	$0.30	$(0.06)	$0.24	$(0.30)	$(0.02)	$(0.32)
Year ended 3/31/2005	10.28	0.24	(0.09)	0.15	(0.34)	(0.04)	(0.38)
Period ended 3/31/2004(g)	10.00	0.16	0.29	0.45	(0.17)	—	(0.17)
Class Z Shares
Year ended 3/31/2006(d)	$10.08	$0.38	$(0.04)	$0.34	$(0.40)	$(0.02)	$(0.42)
Year ended 3/31/2005	10.31	0.32	(0.07)	0.25	(0.44)	(0.04)	(0.48)
Period ended 3/31/2004(e)	10.00	0.23	0.30	0.53	(0.22)	—	(0.22)

									Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income/(loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
LifeGoal Income Portfolio
Class A Shares
Year ended 3/31/2006(d)	$9.99	3.22%	$15,687	0.67%		3.60%		19%	1.04%
Year ended 3/31/2005	10.07	2.12	25,211	0.67		3.01		48	1.12
Period ended 3/31/2004(e)	10.31	5.18	35,964	0.67	(f)	3.14	(f)	5	1.17	(f)
Class B Shares
Year ended 3/31/2006(d)	$9.98	2.44%	$10,946	1.42%		2.85%		19%	1.79%
Year ended 3/31/2005	10.06	1.35	12,740	1.42		2.36		48	1.87
Period ended 3/31/2004(e)	10.30	4.70	9,269	1.42	(f)	2.39	(f)	5	1.92	(f)
Class C Shares
Year ended 3/31/2006(d)	$9.97	2.45%	$6,082	1.42%		2.85%		19%	1.79%
Year ended 3/31/2005	10.05	1.46	9,881	1.42		2.36		48	1.87
Period ended 3/31/2004(g)	10.28	4.49	8,340	1.42	(f)	2.39	(f)	5	1.92	(f)
Class Z Shares
Year ended 3/31/2006(d)	$10.00	3.47%	$403	0.42%		3.85%		19%	0.79%
Year ended 3/31/2005	10.08	2.47	667	0.42		3.26		48	0.87
Period ended 3/31/2004(e)	10.31	5.31	2,060	0.42	(f)	3.39	(f)	5	0.92	(f)

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(c)  The Portfolio's expenses do not include the expenses of the underlying funds.

(d)  On August 22, 2005, the Portfolio's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  The Portfolio's Investor A, Investor B and Primary A shares commenced operations on September 4, 2003.

(f)  Annualized.

(g)  The Portfolio's Investor C shares commenced operations on September 5, 2003.

See Accompanying Notes to Financial Statements.

46

Columbia LifeGoal Portfolios

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

47

Notes to financial statements

Note 1.  Organization

Columbia Funds Series Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following portfolios of the Trust (each a "Portfolio" and collectively, the "Portfolios"):

Portfolio Name	Former Portfolio Name
Columbia LifeGoal Growth Portfolio	Nations LifeGoal Growth Portfolio

Columbia LifeGoal Balanced Growth Portfolio	Nations LifeGoal Balanced Growth Portfolio

Columbia LifeGoal Income and Growth Portfolio	Nations LifeGoal Income and Growth Portfolio

Columbia LifeGoal Income Portfolio	Nations LifeGoal Income Portfolio

On September 23, 2005, Nations Funds Trust was renamed Columbia Funds Series Trust. Also on that date, each of the Funds (formerly known as the "Nations Funds") presented in these financial statements was renamed as disclosed above.

Investment goals: Columbia LifeGoal Growth Portfolio seeks capital appreciation through exposure to a variety of equity market segments. Columbia LifeGoal Balanced Growth Portfolio seeks total return through a balanced portfolio of equity and fixed income securities. Columbia LifeGoal Income and Growth Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power. Columbia LifeGoal Income Portfolio seeks current income through investments primarily in fixed income and income-oriented equity securities consistent with moderate fluctuation of principal.

The Portfolios invest in shares of the Mortgage- and Asset-Backed Portfolio or Class Z shares and Capital Class shares of other Columbia Funds (the "Underlying Funds") advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates.

Portfolio shares: The Portfolios are authorized to issue an unlimited number of shares without par value. Columbia LifeGoal Income Portfolio offers four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Class R shares were initially offered on January 23, 2006. Shareholders of a Portfolio have equal voting rights on matters affecting all shareholders of the Portfolio. In addition, each class of shares of a Portfolio has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class. Effective August 22, 2005, Investor A, Investor B, Investor C and Primary A shares of the Funds were redesignated Class A, Class B, Class C and Class Z shares, respectively.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain amounts have been reclassified in the 2005 schedules of capital stock activity to conform to the current year financial statement presentation. These changes have no effect on net assets. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security valuation: Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Security transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition: Distributions from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based

48

Notes to financial statements (continued)

upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Portfolio or class of shares are charged directly to such Portfolio or class.

Distributions to shareholders: Distributions from net investment income are declared and paid quarterly for each of the Portfolios. The Portfolios may, however, declare and pay distributions from net investment income more frequently. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions on a Portfolio level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax status: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification: In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, redemption based payments treated as dividend paid deductions and dividends received from underlying mutual funds were identified and reclassified among the components of the Portfolios' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia LifeGoal Growth Portfolio	$1,992,425	$(2,576,928)	$584,503
Columbia LifeGoal Balanced Growth Portfolio	2,294,254	(2,294,254)	—
Columbia LifeGoal Income and Growth Portfolio	384,837	(384,838)	1
Columbia LifeGoal Income Portfolio	24,427	(24,427)	—

Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

	3/31/06		3/31/05
Portfolio	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Columbia LifeGoal Growth Portfolio	$3,902,000	$19,930,161	$2,169,225	$18,366
Columbia LifeGoal Balanced Growth Portfolio	16,082,821	45,985,596	13,074,928	4,131,182
Columbia LifeGoal Income and Growth Portfolio	5,593,128	14,142,996	4,973,029	1,547,984
Columbia LifeGoal Income Portfolio	1,317,139	104,815	2,205,823	106,194

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

49

Notes to financial statements (continued)

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia LifeGoal Growth Portfolio	$942,158	$7,431,659	$87,093,125
Columbia LifeGoal Balanced Growth Portfolio	272,557	10,581,620	71,596,766
Columbia LifeGoal Income and Growth Portfolio	250,649	2,301,961	5,181,366
Columbia LifeGoal Income Portfolio	43,902	—	(862,699)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of gains and losses on wash sales.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Portfolio	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Columbia LifeGoal Growth Portfolio	$87,134,947	$(41,822)	$87,093,125
Columbia LifeGoal Balanced Growth Portfolio	81,868,434	(10,271,668)	71,596,766
Columbia LifeGoal Income and Growth Portfolio	9,647,478	(4,466,112)	5,181,366
Columbia LifeGoal Income Portfolio	170,419	(1,033,118)	(862,699)

The following capital loss carryforward may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Portfolio	Year of Expiration	Capital Loss Carryforward
LifeGoal Income Portfolio	2014	$83,392

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of
Bank of America Corporation ("BOA"), is the investment advisor to the Portfolios. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A., which in turn is a wholly-owned subsidiary of BOA, was the investment advisor to the Portfolios, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Portfolio at the following annual rates:

Portfolio	Annual Rate
Columbia LifeGoal Growth Portfolio	0.25%
Columbia LifeGoal Balanced Growth Portfolio	0.25%
Columbia LifeGoal Income and Growth Portfolio	0.25%
Columbia LifeGoal Income Portfolio	0.50%*

*  Columbia is entitled to receive an investment advisory fee based on LifeGoal Income Portfolio's average daily net assets that are invested in the Mortgage- and Asset-Backed Portfolio, the Corporate Bond Portfolio or securities. Columbia LifeGoal Income Portfolio is not charged an advisory fee on its assets that are invested in the Columbia Funds (other than the Mortgage- and Asset-Backed Portfolio.)

Under its investment advisory agreement, Columbia has agreed to bear all fees and expenses of the Portfolios excluding Columbia LifeGoal Income Portfolio (exclusive of investment advisory fees, Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees, brokerage fees and commissions, taxes, interest expenses of borrowing money and extraordinary expenses, if any).

50

Notes to financial statements (continued)

Administration fee: Columbia provides administrative and other services to the Portfolios. Prior to August 22, 2005, BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of BOA, served as the administrator to the Portfolios under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Portfolios.

Under the administration agreement, Columbia does not receive any compensation for its services from the Portfolios (excluding Columbia LifeGoal Income Portfolio). With respect to Columbia LifeGoal Income Portfolio, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.23% of the average daily net assets for Columbia LifeGoal Income Portfolio less the fees payable by Columbia LifeGoal Income Portfolio under the Pricing and Bookkeeping Agreement (described below).

Pricing and Bookkeeping Fees: Columbia is responsible for providing pricing and bookkeeping services to the Portfolios under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the Pricing and Bookkeeping Agreement, except for certain direct internal costs, are paid to State Street.

Under its Pricing and Bookkeeping Agreement with the Portfolios, Columbia receives an annual fee, exclusive of out-of-pocket expenses and charges, of $31,000 paid monthly from Columbia LifeGoal Income Portfolio. Columbia LifeGoal Income Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing Columbia LifeGoal Income Portfolio's securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Transfer agent fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolios and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account of the Columbia LifeGoal Income Portfolio, plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to August 22, 2005, PFPC, Inc. ("PFPC") served as the transfer agent for the Portfolios' shares and BOA served as the sub-transfer agent for the Class Z shares of the Portfolios. BOA was entitled to receive from PFPC a fee equal to the costs incurred by BOA in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Class Z shares of Columbia LifeGoal Income Portfolio. For the period ended August 22, 2005, BOA earned $4 in sub-transfer agent fees from Columbia LifeGoal Income Portfolio. This amount is included in "Transfer agent fees" on the Statements of operations.

Underwriting discounts, service and distribution fees: Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolios' shares. Prior to August 22, 2005, BACAP Distributors served as the distributor of the Portfolios' shares, under the same fee structure. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., which was then renamed Columbia Management Distributors, Inc. For the year ended March 31, 2006, the Distributor has retained net underwriting discounts and net contingent deferred sales charges ("CDSCs") fees as follows:

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class A	Class B	Class C
Columbia LifeGoal Growth Portfolio	$207,692	$12	$280,523	$11,060
Columbia LifeGoal Balanced Growth Portfolio	355,665	1,012	608,965	31,805
Columbia LifeGoal Income and Growth Portfolio	43,791	6,794	213,909	6,033
Columbia LifeGoal Income Portfolio	3,049	—	31,674	4,748

51

Notes to financial statements (continued)

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Portfolio and a combined distribution and shareholder servicing plan for Class A shares of each Portfolio. The Trust has also adopted a distribution plan for Class R shares of Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Portfolio directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets, are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense limits and fee reimbursements: Columbia and/or its affiliates may, from time to time, reduce its fee payable by each Portfolio. Columbia has agreed to waive 0.10% of its advisory fees for the LifeGoal Income Portfolio as a percentage of the LifeGoal Income Portfolio's average daily net assets that are invested in direct securities of the Fixed Income Sector Portfolios. Columbia has agreed to waive 0.10% of its administration fee for the LifeGoal Income Portfolio as a percentage of the LifeGoal Income Portfolio's average daily net assets that are invested in the Columbia Funds. Columbia has agreed to limit total annual operating expenses (exclusive of shareholder servicing and distribution fees) to 0.42% of LifeGoal Income Portfolio's average net assets. The fee waivers will continue through July 31, 2006. There is no guarantee that these expense limitations will continue after such time.

Fees paid to officers and trustees: All officers of the Portfolios, with the exception of the Portfolios' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations. The LifeGoal Income Portfolio, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. The LifeGoal Income Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves), another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

Note 5.  Portfolio information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

Portfolio	Purchases	Sales
Columbia LifeGoal Growth Portfolio	$227,686,424	$135,166,699
Columbia LifeGoal Balanced Growth Portfolio	476,164,818	363,951,891
Columbia LifeGoal Income and Growth Portfolio	68,614,500	62,905,221
Columbia LifeGoal Income Portfolio	7,719,029	22,662,758

52

Notes to financial statements (continued)

Note 6.  Shares of beneficial interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares as follows:

Class B Shares purchased:	Will convert to Class A Shares after:
— after November 15, 1998	Eight years

— between August 1, 1997 and November 15, 1998

$0 - $249,999	Nine years

$250,000 - $499,999	Six years

$500,000 - $999,999	Five years

— before August 1, 1997	Nine years

As of March 31, 2006, the Portfolios had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolios. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Portfolio	Number of Shareholders	% of Shares Outstanding Held
Columbia LifeGoal Growth Portfolio	1	29.2%
Columbia LifeGoal Balanced Growth Portfolio	1	25.9
Columbia LifeGoal Income and Growth Portfolio	1	21.7

In addition, as of March 31, 2006, Columbia LifeGoal Income and Growth Portfolio had other shareholders that held greater than 5% of the shares outstanding and Bank of America and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Portfolio	Number of Shareholders	% of Shares Outstanding Held
Columbia LifeGoal Income and Growth Portfolio	1	7.6%

Note 7.  Line of credit

The Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating portfolio based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating portfolio.

Prior to August 22, 2005, the Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating portfolio maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

For the year ended March 31, 2006, the Portfolios did not borrow under these arrangements.

53

Notes to financial statements (continued)

Note 8.  Disclosure of significant risks and contingencies

Risk factors of the Portfolios and the underlying funds: Investing in the Underlying Funds through the Portfolios involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The Officers and Trustees of the Trust also serve as Officers and Trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which a Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolios as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

54

Notes to financial statements (continued)

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action – Mehta v AIG Sun America Life Assurance Company – involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

55

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of
Columbia Funds Series Trust (formerly Nations Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio, Columbia LifeGoal Income and Growth Portfolio and Columbia LifeGoal Income Portfolio (formerly Nations Income Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Income and Growth Portfolio and Nations LifeGoal Income Portfolio, respectively) (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Portfolios") at March 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the transfer agents of the underlying funds provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

56

Tax information  (unaudited)

For the fiscal year ended March 31, 2006, the amount of long-term capital gains designated by each Portfolio is as follows:

Portfolio	Long-Term Capital Gain
Columbia LifeGoal Growth Portfolio	$27,946,275
Columbia LifeGoal Balanced Growth Portfolio	56,567,216
Columbia LifeGoal Income and Growth Portfolio	16,444,957
Columbia LifeGoal Income Portfolio	104,815

Columbia LifeGoal Growth Portfolio

100.00% of the ordinary income (including short-term capital gains) earned by the Portfolio, or the maximum amount allowable for the year ended March 31, 2006 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.0% of the ordinary income (including short-term capital gains) earned by the Portfolio, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Portfolio for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

Columbia LifeGoal Income and Growth Portfolio

100.00% of the ordinary income (including short-term capital gains) earned by the Portfolio, or the maximum amount allowable for the year ended March 31, 2006 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.0% of the ordinary income (including short-term capital gains) earned by the Portfolio, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Portfolio for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

57

Trustees

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

58

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; since ______ Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

59

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Income Portfolio, Columbia LifeGoal Income and Growth Portfolio and Columbia LifeGoal Balanced Growth Portfolio. The investment advisory agreements with CMA are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 16-17, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of CMA. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Board received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of the Funds and CMA. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Funds' Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Board considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

60

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and the expense and performance rankings of each Fund in the Lipper data, CMA apprised the Board of individual characteristics (such as: poor rankings in terms of management fees, overall expenses or performance or a combination of below-average to poor performance and below-average to poor management fee and expense rankings) of any Fund that they believed warranted further investigation by the Board.

The Board considered the impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

For certain Funds, the Board engaged in further analysis of performance and/or expenses because the Funds were highlighted as meeting accepted criteria for warranting further review. The Board separately considered Columbia LifeGoal Income Portfolio because the investment performance over some periods and total expense ratio of the Fund were appreciably outside of the median range of its Peer Group. However, the Board noted other factors, such as a Net Advisory Rate (as defined below) and actual total expenses that were lower, or not appreciably higher, than the median of its Peer Group, outweighed the factors noted above. The Board also separately considered Columbia LifeGoal Income and Growth Portfolio because its Net Advisory Rate and investment performance over some periods were appreciably outside of the median range of its Peer Group. However, the Board noted that other factors such as a total expense ratio that is not appreciably higher than the median of its Peer Group, outweighed the factors noted above.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in Net Advisory Rates and/or total expenses of certain Funds, including in conjunction with certain recent Fund mergers. The Board also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting accepted criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Board engaged in further review of the Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Growth Portfolio because their Net Advisory Rates were appreciably outside of the median range of their Peer Groups. However, the Board noted factors such as the positive performance of the Funds relative to their Peer Groups and total expense ratios that were lower than the median of their Peer Groups, that outweighed the other factors.

The Board also reviewed and considered a report prepared and provided by Eric Sirri, the Independent Fee Consultant to the Funds appointed pursuant to the NYAG Settlement. Mr. Sirri's report included information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

61

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board concluded that the factors noted above, and other factors, supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including institutional investors. The Board concluded that, where the Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, a portfolio review and fund performance reports. In addition, the Board confers with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

62

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance

between the Office of Attorney General of New York State and

Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.

November 17, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Nations Funds, only if the Independent Members (as such term is defined in the AOD) of the Nations Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Nations Funds. This report is the annual written evaluation of the Nations Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.2

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Nations Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the [Nations] Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a [Nations] Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the [Nations] Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Nations Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Nations Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Nations Funds and comparable non- Nations Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC, which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

2  CMG is in the process of renaming the Nations Funds. Throughout this report, unless otherwise noted, the names "Nations Funds" and "Columbia Funds" will be used interchangeably.

63

Management Fee Evaluation By Independent Fee Consultant (continued)

Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Nations Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved. In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates....

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Nations Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Nations Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Nations Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of the CMG staff to gain an understanding of the organizational structure and personnel involved in running the Nations fund family. Exhibit 1 lists the CMG staff that I or consultants retained by me have had contact with over the past four months.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management

64

Management Fee Evaluation By Independent Fee Consultant (continued)

have discussed issues relating to management agreements and performance of Nations Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Nations Funds met in advance of the October Section 15(c) contact approval meeting to review certain fee, performance and other data for the Nations Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Nations Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee/performance "screens." The seven screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Negative ranking for 1-year performance vs. actual management fee category;

e. Negative ranking for 1-year performance vs. total expense category;

f. Negative ranking for 3-year performance vs. actual management fee category;

g. Negative ranking for 3-year performance vs. total expense category.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Nations Funds.

IV. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Nations Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Nations Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Nations Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 57.57 percent of Nations Funds have performance higher than the median of their respective Lipper performance universe, and 53.97 percent of Nations Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Nations Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Nations Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 71.21 percent of Nations Funds have expenses below the median of their Lipper expense universe, and 71.21 percent of Nations Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Nations Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often through the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings for funds in non-advisory expenses.

65

Management Fee Evaluation By Independent Fee Consultant (continued)

4. Profitability to CMG of the individual funds ranges widely and the overall profitability to CMG of its relationship with the Nations Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary for me to better assess fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Nations Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 56.36 (31 out of 55) of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing. My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

66

COLUMBIA FUNDS

Columbia Funds

Growth funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed fund	Columbia Tax-Managed Growth Fund

Specialty funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

Taxable Bond funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

67

Columbia Funds

Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds	Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

68

IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Funds

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

The portfolios mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia LifeGoal Portfolios. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the portfolios and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the portfolios use to determine how to vote proxies and a copy of the portfolios' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the portfolios voted proxies relating to portfolio securities is also available from the portfolios' website.

The portfolios file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolios' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A. merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

69

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia LifeGoal Portfolios   Annual Report, March 31, 2006

Columbia Management.

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

PRSRT STD
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SHC-42/109424-0306 (05/06) 06/11246

International/Global
Stock Funds

Annual report for the year ended
March 31, 2006

Columbia Global Value Fund
(formerly Nations Global Value Fund)

Columbia International Value Fund
(formerly Nations International Value Fund)

Columbia Multi-Advisor International Equity Fund
(formerly Nations International Equity Fund)

Columbia Marsico International Opportunities Fund
(formerly Nations Marsico International Opportunities Fund)

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's
Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, LLC (CMA) is an SEC-registered investment advisor, an indirect wholly owned subsidiary of Bank of America Corporation and part of Columbia Management Group, LLC.

Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Letter

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure — the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal1.

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

1Past performance is no guarantee of future results.

Portfolio commentary and shareholder expense example

Columbia Global Value Fund	3

Columbia International Value Fund	9

Columbia Multi-Advisor International Equity Fund	15

Columbia Marsico International Opportunities Fund	21

Financial statements

Investment portfolios	27

Statements of assets and liabilities	36

Statements of operations	37

Statements of changes in net assets	38

Schedules of capital stock activity	40

Financial highlights	44

Notes to financial statements	52

Report of independent registered public accounting firm	63

Tax information	64

Columbia Funds Master Investment Trust

Investment portfolio — Columbia International Value Master Portfolio	66

Statement of assets and liabilities	69

Statement of operations	70

Statement of changes in net assets	71

Financial highlights	72

Notes to financial statements	73

Report of independent registered public accounting firm	79

Fund governance	80

Board consideration and re-approval of investment advisory and sub-advisory agreements	82

Summary of management fee evaluation by independent fee consultant	86

Columbia Funds	90

Important information about this report	93

Columbia Global Value Fund

(formerly Nations Global Value Fund)

Large Cap Investment Committee commentary*

In the following interview, the fund's management team shares its views on Columbia Global Value Fund's performance for the 12-month period ended March 31, 2006.

Investment Objective

The fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging market countries.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Global Value Fund's class A shares provided shareholders with a total return of 16.97% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Subject to certain limited exceptions, Columbia Global Value Fund is no longer accepting new investments from current or prospective investors.

Please describe the fund's investment style and philosophy.

Columbia Global Value Fund is managed using an approach to value investing developed by Benjamin Graham. Graham believed that, because of the irrationality of equity markets, a stock's price and its fair value often detach from one another in the short term. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for selected stocks to bargain levels.

Value investors target the latter situation, purchasing out-of-favor stocks that are believed to trade at substantial discounts to their fair values. We believe that the market prices of these undervalued stocks may climb as the markets recognize their inherent worth. Of course, this process often takes time — and, once purchased, a stock's price may even decline further in the short term. With this in mind, we exercise patience and manage our holdings from a long-term perspective. Typically, we expect to hold a stock for as long as three to five years.

It is important to understand that the fund's weights for industries and countries are not the product of top-down forecasts or opinions regarding interest rates, economic growth or other macroeconomic variables. Instead, these weights stem from our company-by-company search for compelling investment opportunities in markets around the world. Overall, by approaching the short-term vagaries of the markets with confidence and a rational, objective analysis, we aim to purchase attractively priced stocks and deliver superior long-term results.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, the Columbia Global Value Fund's class A shares gained 16.97% without sales charge. During the same period, the MSCI World Index*** climbed 18.02%. The average return of funds in the Morningstar World Stock Category was 22.21%.

*Brandes Investment Partners is the sub-advisor to the fund. The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The MSCI World Index comprises securities listed on exchanges in the major European and Asian countries, Australia and the U.S. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and is not available for investment.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

3

Columbia Global Value Fund

Large Cap Investment Committee commentary (continued)

The fund slightly trailed the MSCI World Index for the period. As a result of our bottom-up, stock-by-stock selection process, the fund was underweight to the oil, gas & consumable fuels and the metals & mining industries, which weighed on relative performance. Stock selection in and exposure to the food & staples retailing industry, and stock selection in the commercial banking industry, boosted the fund's performance.

What factors proved to be favorable to fund performance?****

Advances for positions in the commercial banking industry tended to deliver the most substantial gains during the period. Holdings within the food & staples retailing and insurance industries also tended to lift overall fund performance. Among these industries, top performers included Sumitomo Mitsui Financial Group (Japan — commercial banking), Safeway, Inc. (United States — food & staples retailing) and Millea Holdings, Inc. Tokyo (Japan — insurance). Other top performing positions during the period included Volkswagen AG (Germany — automobiles), Marks & Spencer Group PLC (United Kingdom — multiline retail) and Mitsubishi USJ Financial Group (Japan — commercial banking).

What factors proved to be unfavorable to fund performance?

Weak performance for Tenet Healthcare Corp. (United States — health care providers & services) was a significant detractor to overall performance results during the period. Selected holdings in the automobiles industry, such as General Motors Corp. (United States) and Ford Motor Co. (United States), also experienced share price declines.

Did currency have an impact on the fund's performance?

Although we do not hedge currencies for portfolios with international exposure, currency risk is factored into the stock selection process by limiting the weight assigned to individual securities.

We believe the currency component of non-US stock returns is an important part of the diversification benefit of overseas investing. In addition, a significant portion of our non-US equity holdings includes large international companies that are strong multi-currency earners. As such, these companies already have reduced much of their currency risk through diversification.

How have you positioned the fund to reflect your outlook for the period ahead?

During the period, we eliminated exposure to several holdings as their market prices approached our estimates of their fair values. For example, we sold Sumitomo Mitsui Financial Group (Japan — commercial banking), BAE Systems (United Kingdom — aerospace & defense) and Lukoil (Russia — oil, gas & consumable fuels).

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Brandes Investment Partners, L.P.

4

Columbia Global Value Fund

Large Cap Investment Committee commentary (continued)

We also purchased shares of companies such as STMicroelectronics (Netherlands — semiconductors & semiconductor equipment), Lucent Technologies, Inc. (United States — communications equipment) and Eastman Kodak Co. (United States — leisure equipment and products) at prices that we consider compelling. We also took advantage of attractive prices by adding to selected existing holdings.

In all market environments, we search for and hold what we believe to be fundamentally sound companies trading at discounts to our estimates of their fair values. We believe this strategy has the potential to provide patient investors with favorable results.

Brandes Investment Partners, L.P. is the investment sub-advisor to Columbia Global Value Fund. The fund is team-managed by an investment committee, whose members are senior portfolio management and research analysts of the firm, including Messrs. Glenn Carlson, Brent Woods, William Pickering, and Amelia Morris who are members of the firm's Investment Oversight Committee. The Investment Oversight Committee monitors the investment process of and establishes broad standards and practices to be followed by each of Brandes' Investment Committees. Charles Brandes has been Chairman of Brandes since 2002, and Managing Partner from 1996-2002. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. William Pickering is Director of Investments, and Amelia Morris is Investment Group Director, both serving Brandes since 1998.

International investing may involve certain risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Past performance is no guarantee of future results.

5

Columbia Global Value Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual		Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,068.61	1,017.60	7.58	7.39	1.47
Class B	1,000.00	1,000.00	1,064.72	1,013.86	11.43	11.15	2.22
Class C	1,000.00	1,000.00	1,065.52	1,013.86	11.43	11.15	2.22
Class Z	1,000.00	1,000.00	1,070.01	1,018.85	6.30	6.14	1.22

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

6

Columbia Global Value Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

*Includes other assets & liabilities.

Top 10 holdings
1	Unilever NV	3.8%
2	Safeway, Inc.	3.7%
3	Merck & Co., Inc.	3.5%
4	Pfizer, Inc.	3.3%
5	Nestle SA	3.1%
6	BellSouth Corp.	3.0%
7	Alcatel SA	3.0%
8	Bristol-Myers Squibb Co.	2.9%
9	General Motors Corp	2.8%
10	Nippon Telegraph & Telephone Corp.	2.7%

The top 10 holdings are presented to illustrate examples of the securities in which the Fund invests.

7

Columbia Global Value Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since inception	NAV**	MOP*
(04/16/01 through 03/31/06)	9.77%	8.46%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Value Fund from the inception of the share class. The MSCI World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, C and Z shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Columbia Global Value Fund - A Without Sales Charge

Columbia Global Value Fund - A With Sales Charge

  MSCI World Index (USD)

Total return (as of 03/31/06)

	Class A		Class B		Class C		Class Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	04/16/01		04/16/01		04/16/01		04/16/01
1 year performance	16.97%	10.25%	16.08%	11.08%	16.16%	15.16%	17.34%
Average annual returns
Since inception	9.77%	8.46%	8.96%	8.67%	8.97%	8.97%	10.06%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

8

Columbia International Value Fund

(formerly Nations International Value Fund)

Large Cap Investment Committee commentary*

In the following interview, the fund's management team shares its views on Columbia International Value Fund's performance for the 12-month period ended March 31, 2006.

Investment Objective

The fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging market countries.

Performance Review

For the 12-month period ended March 31, 2006, Columbia International Value Fund's class A shares provided shareholders with a total return of 24.28% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Subject to certain limited exceptions, Columbia International Value Fund is no longer accepting new investments from current or prospective investors.

Please describe the fund's investment style and philosophy.

Columbia International Value Fund is managed using an approach to value investing developed by Benjamin Graham. Graham believed that, because of the irrationality of equity markets, a stock's price and its fair value often detach from one another in the short term. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for selected stocks to bargain levels.

Value investors target the latter situation, purchasing out-of-favor stocks that are trading at substantial discounts to their fair values. We believe that the market prices of these undervalued stocks may climb as the markets recognize their inherent worth. Of course, this process often takes time — and, once purchased, a stock's price may even decline further in the short term. With this in mind, we exercise patience and manage our holdings from a long-term perspective. Typically, we expect to hold a stock for as long as three to five years.

It is also important to understand that the fund's industry and country weights are not the product of top-down forecasts or opinions regarding interest rates, economic growth or other macroeconomic variables. Instead, these weights stem from our company-by-company search for compelling investment opportunities in international equity markets. Overall, by approaching the short-term vagaries of the markets with confidence and a rational, objective analysis, we aim to purchase attractively priced stocks and deliver superior long-term results.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, Columbia International Value Fund's class A shares returned 24.28% without sales charge. The MSCI EAFE Index*** posted a 24.41% return for the same period. The average return of funds in the Morningstar Foreign Large Value Stock Category was 23.69%.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The MSCI EAFE Index (Europe, Australasia, Far East) is a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

9

Columbia International Value Fund

Large Cap Investment Committee commentary (continued)

Performance was generally in line with the MSCI EAFE Index for the period. Stock selection in the electric utilities and insurance industries lifted the fund's performance relative to the benchmark. The fund was underweight in the oil, gas & consumable fuels and the metals & mining industries, a result of our bottom-up, stock-by-stock selection process, which weighed on relative performance.

What factors proved to be favorable to fund performance****

On an industry basis, gains for the fund's holdings in commercial banking, electric utilities and insurance had the greatest positive impact on performance. Positions from these industries posting advances included Sumitomo Mitsui Financial Group (Japan — commercial banking), Korea Electric Power Corp. (South Korea — electric utilities) and Aegon (Netherlands — insurance). Holdings in other positions posting gains included Mitsubishi Heavy Industries (Japan — machinery), Volkswagen AG (Germany — automobiles) and Marks & Spencer Group PLC (United Kingdom — multiline retail).

Advances for positions in Japan, Germany and the United Kingdom represented the greatest positive contributions to performance on a country basis.

What factors proved to be unfavorable to fund performance?

Selected holdings in the telecommunications services industry posted declines for the 12-month period, including Deutsche Telekom AG (Germany), Telecom Italia S.p.A (Italy) and Swisscom AG (Switzerland).

Other positions weighing on performance included William Morrison Supermarkets PLC (United Kingdom — food & staples retailing) and Ono Pharmaceutical Co. (Japan — pharmaceuticals).

Did currency have an impact on the fund's performance?

Although we do not hedge currencies for portfolios with international exposure, currency risk is factored into the stock selection process by limiting the weight assigned to individual securities.

We believe the currency component of non-US stock returns is an important part of the diversification benefit of overseas investing. In addition, a significant portion of our non-US equity holdings includes large international companies that are strong multi-currency earners. As such, these companies already have reduced much of their currency risk through diversification.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Brandes Investment Partners, L.P.

10

Columbia International Value Fund

Large Cap Investment Committee commentary (continued)

How have you positioned the fund to reflect your outlook for the period ahead?

As of March 31, 2006, the fund's most significant weights were in the diversified telecommunications services industry and in Japan and the United Kingdom. In all market environments, we search for and hold what we believe to be fundamentally sound companies trading at discounts to our estimates of their fair values. We believe this strategy has the potential to provide patient investors with favorable results.

Brandes Investment Partners, L.P. is the investment sub-advisor to Columbia International Value Fund. The fund is team-managed by an investment committee, whose members are senior portfolio management and research analysts of the firm, including Messrs. Glenn Carlson, Brent Woods, William Pickering, and Amelia Morris, who are members of the firm's Investment Oversight Committee. The Investment Oversight Committee monitors the investment process of and establishes broad standards and practices to be followed by each of Brandes' Investment Committees. Charles Brandes has been Chairman of Brandes since 2002, and Managing Partner from 1996-2002. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. William Pickering is Director of Investments, and Amelia Morris is Investment Group Director, both serving Brandes since 1998.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Past performance is no guarantee of future results.

11

Columbia International Value Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual		Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,148.19	1,018.65	6.75	6.34	1.26
Class B	1,000.00	1,000.00	1,144.20	1,014.91	10.75	10.10	2.01
Class C	1,000.00	1,000.00	1,144.30	1,014.91	10.75	10.10	2.01
Class Z	1,000.00	1,000.00	1,150.09	1,019.90	5.41	5.09	1.01

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

12

Columbia International Value Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

*Includes other assets & liabilities.

Top 10 holdings
1	Unilever NV	3.7%
2	Nestle SA, Registered Shares	3.2%
3	Deutsche Telekom AG	3.1%
4	Electricite de France	2.9%
5	Korea Electric Power Corp, ADR	2.7%
6	Telefonica SA, ADR	2.5%
7	William Morrison Supermarkets PLC	2.5%
8	Akzo Nobel NV	2.4%
9	Marks & Spencer Group	2.4%
10	Alcatel SA	2.3%

The top 10 holdings are presented to illustrate examples of the securities in which the Fund invests.

13

Columbia International Value Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	14.65%	13.97%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund over the last 10 years. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, C and Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia International Value Fund - A Without Sales Charge

Columbia International Value Fund - A With Sales Charge

  MSCI EAFE Index

Total return (as of 03/31/06)

	Class A		Class B†		Class C		Class Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	12/27/95~		05/22/98		06/15/98		12/27/95
1 year performance	24.28%	17.14%	23.36%	18.36%	23.38%	22.38%	24.66%
Average annual returns
5 years	12.29%	10.97%	11.45%	11.19%	11.46%	11.46%	12.58%
10 years	14.65%	13.97%	13.97%	13.97%	N/A	N/A	14.87%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

†Class B shares commenced operations on May 22, 1998 and have no performance prior to that date. Performance prior to May 22, 1998 is that of Class A shares at NAV, which reflect 12b-1 fees of 0.25%. If Class B shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Class A shares is December 27, 1995.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

14

Columbia Multi-Advisor International Equity Fund

(formerly Nations International Equity Fund)

Management Teams' commentary*

In the following interview, the fund's management team shares its views on Columbia Multi-Advisor International Equity Fund's performance for the 12-month period ended March 31, 2006.

Investment Objective

The fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Multi-Advisor International Equity Fund's class A shares provided shareholders with a total return of 25.86% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

Marsico Capital Management, LLC (Marsico Capital) combines top-down macroeconomic analysis with bottom-up stock selection that focuses on investing in securities with earnings growth potential that may not be realized by other investors. Causeway Capital Management LLC (Causeway) uses bottom-up analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway considers the following value characteristics in making investment decisions: low price-to-earnings ratios relative to the sector; high yields or share repurchases relative to the market; low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, Columbia Multi-Advisor International Equity Fund's class A shares returned 25.86% without sales charge, compared with the MSCI EAFE Index***, which returned 24.41%. The average return of its peer group, the Morningstar Foreign Large Blend Category, was 26.21%.

What factors proved to be favorable to fund performance?****

Stock selection in telecommunications services, real estate, energy, industrials and consumer discretionary stocks helped the portion of the portfolio managed by Marsico Capital outperform the fund's benchmark. An underweight in telecommunications services also aided returns because it was the only sector of the benchmark index to post a negative return.

Although the Causeway portion of the portfolio underperformed the benchmark, holdings in capital goods, materials, insurance and consumer durables contributed to the fund's positive performance. Exposure to cyclicals in an environment of European and Asian economic recovery was particularly helpful, especially in Japan and Germany, which are the most cyclical of international developed markets.

*Causeway Capital Management LLC and Marsico Capital Management, LLC are co-investment sub-advisers of the fund. The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The MSCI EAFE Index (Europe, Australasia, Far East) measures developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

15

Columbia Multi-Advisor International Equity Fund

Management Teams' commentary (continued)

What factors proved to be unfavorable to fund performance?

Within the Marsico Capital-managed portion of the portfolio, stock selection in the materials sector and an overweight in the consumer services industry hampered returns. Even so, the portfolio's holdings in both sectors generated strong absolute returns. Consumer electronics and digital media company Thomson SA, insurance company Swiss Life Holding and technology company Trend Micro declined sharply. All three stocks were eliminated from the fund.

Causeway's defensive positioning detracted from performance for the period. Stock selection in Japan and, to a lesser extent, an underweight in Japan, also hampered performance during a period that was strong for the Japanese market. Other disappointments were in the telecommunications services, Japanese consumer finance, pharmaceuticals, media and retailing sectors.

Did currency have an impact on the fund's performance?

Currency fluctuations may at times affect the portfolio because its foreign holdings are denominated in foreign currencies that may rise or fall against the dollar. Overall, such fluctuations had a slightly positive impact on the annual performance of Marsico Capital's portion of the portfolio. Currency also contributed to positive performance in the Causeway portion of the fund, especially in countries that are not part of the MSCI EAFE Index, such as Canada and South Korea.

How have you positioned the fund to reflect your outlook for the period ahead?

As of March 31, 2006, the primary economic sector allocations within the Marsico Capital portion of the portfolio included financials, consumer discretionary, industrials, materials and consumer staples. The portfolio's most significant country allocations at period-end were Japan, Switzerland, Mexico, United Kingdom, Canada, Germany and France. Country-level weights generally are a residual of the portfolio's "bottom-up" stock selection process rather than a central facet of the investment strategy.

The Causeway portion of the portfolio remains focused on financially strong companies that generate substantial free cash flow and the ability to pay high and increasing dividends. Historically, dividends have made up a significant percentage of the Causeway portfolio's total return. Dividend payments are not guaranteed and

Sources for all statistical data — Marsico Capital Management, LLC and Causeway Capital Management LLC.

Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly-owned subsidiary of Bank of America, N.A.

16

Columbia Multi-Advisor International Equity Fund

Management Teams' commentary (continued)

are paid only when declared by an issuer's Board of Directors. The amount of dividend payment, if any, can vary over time.

Columbia Multi-Advisor International Equity Fund is managed by Marsico Capital and Causeway; both are investment sub-advisors to the fund. Each sub-advisor manages approximately one-half of the fund's assets. James G. Gendelman manages Marsico Capital's portion of the fund. He has been with Marsico Capital since April 2000. James Doyle, Jonathan Eng, Harry Hartford and Sarah Ketterer have co-managed Causeway's portion of the fund since May 2004. Kevin Durkin has co-managed the fund since January 2006. They have all been with Causeway since July 2001.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Past performance is no guarantee of future results.

17

Columbia Multi-Advisor International Equity Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual		Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,164.80	1,019.30	6.10	5.69	1.13
Class B	1,000.00	1,000.00	1,160.11	1,015.56	10.12	9.45	1.88
Class C	1,000.00	1,000.00	1,160.11	1,015.56	10.12	9.45	1.88
Class R	1,000.00	1,000.00	1,060.90	1,007.04	2.77	2.69	1.38
Class Z	1,000.00	1,000.00	1,166.09	1,020.54	4.75	4.43	0.88

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

18

Columbia Multi-Advisor International Equity Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

*Includes other assets & liabilities.

Top 10 holdings
1	Samsung Electronics Co., Ltd.	2.3%
2	Cemex SA de CV	2.2%
3	Continental AG	2.1%
4	America Movil SA de CV	2.0%
5	Telefonaktiebolaget LM Ericsson	2.0%
6	Syngenta AG	1.9%
7	UBS AG	1.8%
8	Hypo Real Estate Holding AG	1.6%
9	Talisman Energy, Inc.	1.5%
10	Canandian National Railway Co.	1.5%

The top 10 holdings are presented to illustrate examples of the securities in which the Fund invests.

19

Columbia Multi-Advisor International Equity Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

10-year	NAV**	MOP*
(04/01/96 through 03/31/06)	6.62%	5.99%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor International Equity Fund over the last 10 years. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, C, R and Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Multi-Advisor International Equity Fund - A Without Sales Charge

  Columbia Multi-Advisor International Equity Fund - A With Sales Charge

  MSCI EAFE Index

Total return (as of 03/31/06)

	Class A		Class B		Class C		Class R†^	Class Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	06/03/92		06/07/93		06/17/92		01/23/06	12/02/91
1 year performance	25.86%	18.63%	24.96%	19.96%	24.96%	23.96%	25.78%	26.24%
Average annual returns
5 years	9.15%	7.86%	8.16%	7.86%	8.49%	8.49%	9.14%	9.24%
10 years	6.62%	5.99%	5.69%	5.69%	5.89%	5.89%	6.62%	6.77%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC fee of 1.00% in the first year after purchase.

†The returns for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by the fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

20

Columbia Marsico International Opportunities Fund

(formerly Nations Marsico International Opportunities Fund)

Portfolio Manager's commentary*

In the following interview, the fund's portfolio manager shares his views on Columbia Marsico International Opportunities Fund's performance for the 12-month period ended March 31, 2006.

Investment Objective

The fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Marsico International Opportunities Fund's class A shares provided shareholders with a total return of 35.26% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

The fund may invest in companies of any size throughout the world. The fund normally invests in the securities of issuers that are economically tied to one or more foreign countries and expects to be invested in issuers or securities that together have ties to at least four different foreign countries, including those that are economically tied to the United States. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Typically, the fund maintains a core position of 35 to 50 common stocks. The fund may invest in securities of companies economically tied to emerging markets.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, Columbia Marsico International Opportunities Fund's class A shares had a total return of 35.26% without sales charge. The fund's return was higher than the return of its benchmark, the MSCI EAFE Index***, which was 24.41%. The fund's return was also higher than the 28.41% average return of its peer group, the Morningstar Foreign Large Growth Category. All returns were measured in US dollars.

What factors proved to be favorable to fund performance?****

Stock selection and an underweight in telecommunications services and strong performance from the fund's real estate and energy selections all contributed to the fund's strong return for the period.

In telecommunications services, Latin American wireless communications services provider America Movil SA returned 104% for the 12-month period. The telecommunications services sector was the only sector of the benchmark index to post a negative return. As such, the fund's below-benchmark allocation contributed positively to the fund's relative return.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance Table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The MSCI EAFE Index (Europe, Australasia, Far East) measures developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

21

Columbia Marsico International Opportunities Fund

Portfolio Manager's commentary (continued)

The fund's real estate holdings gained 115% overall during the reporting period. Sumitomo Realty & Development Co., Ltd., one of Japan's leading real estate operators, and Singapore-based CapitaLand Ltd. rose 130% and 115%, respectively. The fund's position in Leopalace21 Corp., a Japan-headquartered residential construction company, returned 108%.

In the energy sector, astute stock selection identified Petroleo Brasileiro SA, a Brazil-headquartered integrated oil and gas company, and Canada-based oil and gas exploration and production company Talisman Energy, Inc. The stocks gained 104% and 62% respectively, for the fund.

The fund's other strong performers included Yamada Denki Co., Ltd., a Japan-headquartered consumer electronics retailer, which rose 119% and German auto components company Continental AG, which posted a return of 44%. Mexican ready-mix cement company Cemex SA returned 86%. Vinci SA, a French construction company, returned 34% prior to being sold.

What factors proved to be unfavorable to fund performance?

Stock selection in the materials sector and an overweight in the consumer services industry hampered returns. Even so, the fund's holdings in both areas generated strong absolute returns. Materials companies returned 40% compared to a 38% return for the sector in the benchmark. In particular, Cia Valedo Rio Doce, a Brazilian mining and logistics company, and United Kingdom's BHP Billiton Plc posted returns of negative 13% and negative 8%, respectively, prior to being sold.

A decision to overweight consumer services stocks also detracted from performance. Although the fund's consumer services positions did better than the index industry group return, they trailed the overall return of the index by a significant margin.

Finally, certain individual holdings struggled during the period. Consumer electronics and digital media company Thomson SA, insurance company Swiss Life Holding and technology company Trend Micro declined sharply. Thomson SA, Swiss Life Holding and Trend Micro were sold during the period.

Did currency have an impact on the fund's performance?

Currency fluctuations may at times affect the fund because its foreign holdings are denominated in foreign currencies that may rise or fall against the dollar. Overall, such fluctuations had a slightly positive impact on the fund's annual performance.

Source for all statistical data — Marsico Capital Management, LLC.

Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly-owned subsidiary of Bank of America, N.A.

22

Columbia Marsico International Opportunities Fund

Portfolio Manager's commentary (continued)

How have you positioned the fund to reflect your outlook for the period ahead?

As of March 31, 2006, the fund's primary economic sector allocations included financials, consumer discretionary, industrials, information technology, materials and consumer staples. The fund's most significant country allocations at period-end were Japan, Switzerland, Mexico, United Kingdom, Canada, Germany and France. Country-level weights generally are a residual of the fund's "bottom-up" stock selection process rather than a central facet of the investment strategy.

James G. Gendelman has managed the fund since August 2000. He is affiliated with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Past performance is no guarantee of future results.

23

Columbia Marsico International Opportunities Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual		Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,208.78	1,018.25	7.38	6.74	1.34
Class B	1,000.00	1,000.00	1,204.29	1,014.51	11.49	10.50	2.09
Class C	1,000.00	1,000.00	1,205.19	1,014.51	11.49	10.50	2.09
Class R	1,000.00	1,000.00	1,066.10	1,006.63	3.20	3.10	1.59
Class Z	1,000.00	1,000.00	1,210.72	1,019.50	6.01	5.49	1.09

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

24

Columbia Marsico International Opportunities Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings are current
as of March 31, 2006, are
subject to change and may not be representative of current holdings.

*Includes other assets & liabilities.

Top 10 holdings
1	Cemex SA de CV	4.1%
2	Continental AG	4.0%
3	America Movil SA de CV	3.8%
4	Telefonaktiebolaget LM Ericsson	3.7%
5	UBS AG	3.4%
6	Hypo Real Estate Holding AG	3.0%
7	Canandian National Railway Co,	2.9%
8	Talisman Energy, Inc.	2.9%
9	Shoppers Drug Mart Corp.	2.7%
10	ABB Ltd.	2.5%

The top 10 holdings are presented to illustrate examples of the securities in which the Fund invests.

25

Columbia Marsico International Opportunities Fund

Performance

Growth of a $10,000 investment

Average annual total return

Class A shares

Since inception	NAV**	MOP*
(08/01/00 through 03/31/06)	8.49%	7.36%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico International Opportunities Fund from the inception of the share class. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class B, C, R and Z shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Marsico International Opportunities Fund - A
Without Sales Charge

  Columbia Marsico International Opportunities Fund - A With Sales Charge

  MSCI EAFE Index

Total return (as of 03/31/06)

	Class A		Class B		Class C		Class R†^	Class Z^
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	08/01/00		08/01/00		08/01/00		01/23/06	08/01/00
1 year performance	35.26%	27.44%	34.22%	29.22%	34.32%	33.32%	35.26%	35.53%
Average annual returns
5 years	14.65%	13.30%	13.80%	13.56%	13.81%	13.81%	14.65%	14.93%
Since inception	8.49%	7.36%	7.68%	7.56%	7.69%	7.69%	8.49%	8.77%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC fee of 1.00% in the first year after purchase.

†The returns for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by the fund.

^Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

26

Columbia Global Value Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 99.5%
	Consumer discretionary — 14.1%
	Auto components — 0.5%
135,100	Goodyear Tire & Rubber Co.(a)	1,956,248
	Automobiles — 8.8%
95,900	DaimlerChrysler AG, Registered Shares	5,503,103
1,190,800	Ford Motor Co.	9,478,768
482,400	General Motors Corp.	10,260,648
85,673	Volkswagen AG	6,461,408
		31,703,927
	Leisure equipment & products — 2.8%
212,290	Eastman Kodak Co.	6,037,528
121,000	Fuji Photo Film Co., Ltd.	4,040,894
		10,078,422
	Multiline Retail — 2.0%
746,119	Marks & Spencer Group PLC	7,203,441
		50,942,038
	Consumer staples — 19.8%
	Food & staples retailing — 11.4%
127,400	Albertson's, Inc.	3,270,358
1,079,400	J Sainsbury PLC	6,228,918
557,080	Koninklijke Ahold NV(a)	4,344,103
136,120	Koninklijke Ahold NV(a)(b)	1,061,462
455,219	Kroger Co.	9,268,259
534,200	Safeway, Inc.	13,419,104
1,179,232	William Morrison Supermarkets PLC	3,892,886
		41,485,090
	Food products — 6.9%
37,600	Nestle SA, Registered Shares	11,163,131
162,400	Unilever NV	11,259,342
246,100	Unilever PLC	2,516,295
		24,938,768
	Tobacco — 1.5%
75,500	Altria Group, Inc.	5,349,930
		71,773,788
	Energy — 0.5%
	Oil, gas & consumable fuels — 0.5%
162,100	El Paso Corp.	1,953,305
	Financials — 11.4%
	Commercial banks — 6.1%
238,774	ABN AMRO Holding NV	7,141,955
890,178	Banca Intesa S.p.A.	5,313,983
372	Mitsubishi USJ Financial Group, Inc.	5,666,261
525,200	UniCredito Italiano SpA	3,787,745
		21,909,944
	Diversified financial services — 0.8%
72,700	JPMorgan Chase & Co.	3,027,228

Shares		Value ($)
	Insurance — 4.5%
171,451	Aegon NV	3,166,075
28,700	Loews Corp.	2,904,440
296	Millea Holdings, Inc. Tokyo	5,842,357
18,877	Zurich Financial Services AG, Registered Shares(a)	4,429,493
		16,342,365
		41,279,537
	Health care — 17.6%
	Health care providers & services — 0.8%
413,200	Tenet Healthcare Corp.(a)	3,049,416
	Pharmaceuticals — 16.8%
422,900	Bristol-Myers Squibb Co.	10,407,569
318,900	Daiichi Sankyo Co., Ltd.	7,268,296
209,400	GlaxoSmithKline PLC	5,469,814
362,400	Merck & Co., Inc.	12,767,352
484,800	Pfizer, Inc.	12,081,216
61,949	Sanofi-Aventis	5,894,599
353,000	Schering-Plough Corp.	6,703,470
		60,592,316
		63,641,732
	Industrials — 0.1%
	Commercial services & supplies — 0.1%
342,100	Contex Participacoes SA, ADR	428,686
	Information technology — 12.4%
	Communications equipment — 4.6%
697,000	Alcatel SA(a)	10,747,271
1,972,860	Lucent Technologies, Inc.(a)	6,017,223
		16,764,494
	Electronic equipment & instruments — 2.5%
1,298,000	Hitachi Ltd.	9,186,475
	IT services — 0.4%
201,500	Unisys Corp.(a)	1,388,335
	Office electronics — 1.5%
348,600	Xerox Corp.(a)	5,298,720
	Semiconductors & semiconductor equipment — 3.4%
330,000	Micron Technology, Inc.(a)	4,857,600
403,300	STMicroelectronics NV	7,435,982
		12,293,582
		44,931,606
	Materials — 1.2%
	Chemicals — 1.2%
80,800	Akzo Nobel NV	4,285,532

See Accompanying Notes to Financial Statements.

27

Columbia Global Value Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Telecommunication services — 22.4%
	Diversified telecommunication services — 22.4%
285,500	AT&T, Inc.	7,719,920
312,800	BellSouth Corp.	10,838,520
49,700	Brasil Telecom Participacoes SA, ADR	1,803,613
1,664,893	BT Group PLC	6,442,764
492,603	Deutsche Telekom AG, Registered Shares	8,302,546
22,790	KT Corp.	915,696
272,820	KT Corp., ADR	5,811,066
2,231	Nippon Telegraph & Telephone Corp.	9,604,586
342,100	Tele Norte Leste Participacoes SA, ADR	5,706,228
1,911,493	Telecom Italia S.p.A.	5,582,203
518,274	Telefonica SA	8,122,804
303,100	Telefonos de Mexico SA de CV, ADR, Class L	6,813,688
92,800	Verizon Communications, Inc.	3,160,768
		80,824,402
	Total common stocks (Cost of $294,118,166)	360,060,626

Total investments (Cost of $294,118,166)(c)	99.5%	360,060,626
Other assets & liabilities, net	0.5%	1,745,086
Net assets	100.0%	361,805,712

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $1,061,462, which represents 0.3% of net assets.

(c)  Cost for federal income tax purposes is $294,118,166.

The Fund was invested in the following countries at March 31, 2006:

Summary of Securities by Country	Value ($)	% of Total Investments
United States	151,215,924	42.0%
Japan	41,608,868	11.6
Netherlands	38,694,453	10.7
United Kingdom	31,754,118	8.8
Germany	20,267,058	5.6
France	16,641,870	4.6
Switzerland	15,592,623	4.3
Italy	14,683,931	4.1
Spain	8,122,804	2.3
Brazil	7,938,527	2.2
Mexico	6,813,688	1.9
South Korea	6,726,762	1.9
	360,060,626	100.0%

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

28

Columbia International Value Fund

Investment portfolio  March 31, 2006

Shares			Value ($)
	Investment company — 100.1%
	Investment in Columbia Funds Master Investment Trust, Columbia International Value Master Portfolio (a)		3,881,576,276
	Total investments	100.1%	3,881,576,276
	Other assets & liabilities, net	(0.1)%	(2,074,642)
	Net assets	100.0%	3,879,501,634

Notes to Investment Portfolio:

(a)  The financial statements of the Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia International Value Fund's financial statements.

Columbia International Value Fund invests only in Columbia International Value Master Portfolio. At March 31, 2006, Columbia International Value Fund owned 87.1% of Columbia International Value Master Portfolio. Columbia International Value Master Portfolio was invested in the following countries at March 31, 2006:

Summary of Securities by Country	% of Total Investments
Japan	17.0%
United Kingdom	15.1
Netherlands	10.8
France	9.3
Germany	9.1
Switzerland	5.6
Italy	5.3
South Korea	5.2
Singapore	4.2
Brazil	3.9
Spain	3.4
Portugal	2.3
Canada	1.8
Venezuela	1.4
Bermuda	1.2
Mexico	1.2
Taiwan	1.2
United States*	1.0
New Zealand	1.0
100.0%

*  Includes Short-Term Obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See Accompanying Notes to Financial Statements.

29

Columbia Multi-Advisor International Equity Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 96.2%
	Consumer discretionary — 16.5%
	Auto components — 2.1%
358,809	Continental AG	39,470,203
	Automobiles — 2.6%
179,271	Bayerische Motoren Werke (BMW) AG	9,864,282
253,400	Honda Motor Co., Ltd.	15,690,678
424,000	Toyota Motor Corp.	23,094,872
		48,649,832
	Hotels, restaurants & leisure — 2.5%
3,053,213	Compass Group PLC	12,098,441
1,260,814	Enterprise Inns PLC	20,835,916
8,767,918	Shangri-La Asia Ltd.	14,105,564
		47,039,921
	Household durables — 1.3%
525,149	Koninklijke (Royal) Philips Electronics NV	17,718,657
158,300	Misawa Homes Holdings, Inc.(a)	7,952,479
		25,671,136
	Leisure equipment & products — 1.7%
512,500	Konica Minolta Holdings, Inc.	6,542,616
84,700	Sankyo Co., Ltd.	5,805,464
473,815	Sega Sammy Holdings, Inc.	19,251,373
		31,599,453
	Media — 2.3%
487,640	Grupo Televisa SA	9,704,036
365,407	JC Decaux SA(a)	9,889,704
544,780	Mediaset S.p.A.	6,406,484
144,739	Publicis Groupe	5,636,362
1,259,535	Reuters Group PLC	8,677,719
85,060	Vivendi Universal SA	2,911,762
		43,226,067
	Multiline retail — 0.8%
5,792,000	Seiyu Ltd.(a)	15,459,713
	Specialty retail — 2.3%
1,572,000	Esprit Holdings Ltd.	12,234,612
2,708,200	Kingfisher PLC	11,252,492
173,500	Yamada Denki Co., Ltd.	19,942,246
		43,429,350
	Textiles, apparel & luxury goods — 0.9%
172,949	LVMH Moet Hennessy Louis Vuitton SA	16,931,045
		311,476,720
	Consumer staples — 8.6%
	Beverages — 1.1%
1,266,517	Diageo PLC	19,948,754

Shares		Value ($)
	Food & staples retailing — 2.6%
258,899	Carrefour SA	13,751,467
175,989	Metro AG	9,000,509
706,629	Shoppers Drug Mart Corp.	26,895,285
		49,647,261
	Food products — 1.7%
1,089,998	Tate & Lyle PLC	10,815,293
126,793	Unilever NV	8,790,676
1,281,818	Unilever PLC	13,106,184
		32,712,153
	Household products — 1.3%
678,439	Reckitt Benckiser PLC	23,883,289
	Tobacco — 1.9%
926,792	British American Tobacco PLC	22,466,945
4,055	Japan Tobacco, Inc.	14,252,643
		36,719,588
		162,911,045
	Energy — 7.3%
	Energy equipment & services — 0.6%
725,868	Stolt Offshore SA(a)	11,257,453
	Oil, gas & consumable fuels — 6.7%
740,200	BP PLC	8,503,212
115,610	CNOOC Ltd., ADR	9,038,390
22,538,000	PetroChina Co., Ltd., Class H	23,767,710
166,180	Petroleo Brasileiro SA, ADR	14,402,821
354,833	Royal Dutch Shell PLC, Class A	11,102,708
528,188	Royal Dutch Shell PLC, Class B	17,181,645
545,257	Talisman Energy, Inc.	28,956,492
54,703	Total SA	14,420,165
		127,373,143
		138,630,596
	Financials — 23.6%
	Capital markets — 2.6%
269,503	Credit Suisse Group, Registered Shares	15,110,397
311,562	UBS AG, Registered Shares	34,126,776
		49,237,173
	Commercial banks — 9.1%
402,668	ABN AMRO Holding NV	12,044,178
422,581	Allied Irish Banks PLC	10,069,908
591,827	Anglo Irish Bank Corp., PLC	9,740,784
16,299	BNP Paribas SA(a)(b)	1,462,631
162,996	BNP Paribas SA	15,128,136
666,549	Depfa Bank PLC	11,869,671
265,021	Erste Bank der oesterreichischen Sparkassen AG	15,627,994
66,885	Erste Bank der oesterreichischen Sparkassen AG(a)(b)	3,886,413
697,891	HBOS PLC	11,646,783
631,516	ICICI Bank Ltd., ADR	17,480,363
1,460	Mitsubishi USJ Financial Group, Inc.	22,238,551

See Accompanying Notes to Financial Statements.

30

Columbia Multi-Advisor International Equity Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Commercial banks — (continued)
544,287	Royal Bank of Scotland Group PLC	17,698,606
87,850	Shinhan Financial Group Co. Ltd.	3,905,834
178,798	Uniao de Bancos Brasileiros SA, GDR	13,214,960
656,000	United Overseas Bank Ltd.	6,331,431
		172,346,243
	Consumer finance — 1.5%
290,600	Credit Saison Co., Ltd.	16,021,492
202,470	Takefuji Corp.	12,717,621
		28,739,113
	Diversified financial services — 2.0%
137,390	Acom Co., Ltd.	8,067,335
490,507	ING Groep NV	19,335,481
9,036	NETeller PLC(a)	114,934
169,100	Promise Co. Ltd.	10,234,096
		37,751,846
	Insurance — 3.3%
906,794	Aviva PLC	12,597,376
495,023	AXA SA	17,312,749
241,490	Manulife Finiancial Corp.	15,148,827
75,127	Zurich Financial Services AG, Registered Shares(a)	17,628,569
		62,687,521
	Real estate — 3.5%
5,290,000	CapitaLand Ltd.	15,846,739
478,881	Gafisa SA(a)	5,129,603
2,237,000	Henderson Land Development Co., Ltd.	12,363,398
346,665	Leopalace21 Corp.	13,025,441
1,289,012	Multiplex Group	2,827,648
579,000	Sumitomo Realty & Development Co., Ltd.	16,033,570
		65,226,399
	Thrifts & mortgage finance — 1.6%
434,485	Hypo Real Estate Holding AG	29,688,247
		445,676,542
	Health care — 6.1%
	Biotechnology — 0.8%
353,167	CSL Ltd.	13,832,055
	Pharmaceuticals — 5.3%
313,500	Astellas Pharma, Inc.	11,909,480
828,260	GlaxoSmithKline PLC	21,635,284
238,459	Novartis AG, Registered Shares	13,263,417
125,070	Roche Holding AG, Genusschein Shares	18,624,478
226,566	Sanofi-Aventis(b)	21,558,309
233,000	Takeda Pharmaceutical Co., Ltd.	13,274,889
		100,265,857
		114,097,912

Shares		Value ($)
	Industrials — 11.3%
	Aerospace & defense — 1.0%
2,513,392	BAE Systems PLC	18,376,067
	Air freight & logistics — 1.4%
524,787	Deutsche Post AG, Registered Shares	13,158,347
379,777	TNT NV	13,121,758
		26,280,105
	Building products — 0.2%
4,195	Geberit AG, Registered Shares	4,002,497
	Construction & engineering — 1.6%
467,387	Barratt Developments PLC	8,574,584
210,454	Vinci SA	20,719,960
		29,294,544
	Electrical equipment — 1.4%
1,985,919	ABB Ltd.(a)	25,031,640
1,414,773	Shanghai Electric Group Co., Ltd., Class H(a)	596,013
		25,627,653
	Industrial conglomerates — 0.1%
17,676	Siemens AG, Registered Shares	1,648,278
	Machinery — 1.8%
107,119	Fanuc Ltd.	10,309,259
25,228	Vallourec	24,347,478
		34,656,737
	Marine — 0.8%
288,800	Frontline Ltd.	9,617,496
159,662	Stolt-Nielsen SA	4,912,697
		14,530,193
	Road & rail — 1.5%
637,324	Canadian National Railway Co.	28,858,031
	Trading companies & distributors — 0.5%
1,929,000	Marubeni Corp.	10,099,355
	Transportation infrastructure — 1.0%
5,592,343	Macquarie Airports(b)	13,476,383
2,043,361	Macquarie Infrastructure Group(b)	5,564,991
		19,041,374
		212,414,834
	Information technology — 7.3%
	Communications equipment — 2.0%
982,155	Telefonaktiebolaget LM Ericsson, ADR	37,046,887

See Accompanying Notes to Financial Statements.

31

Columbia Multi-Advisor International Equity Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Electronic equipment & instruments — 1.7%
548,120	Celestica, Inc.(a)	6,256,317
146,700	Murata Manufacturing Co., Ltd.	9,938,797
684,000	Nippon Electric Glass Co., Ltd.	17,012,169
		33,207,283
	Office electronics — 0.7%
211,042	Canon, Inc.	13,941,461
	Semiconductors & semiconductor equipment — 2.9%
84,000	Advantest Corp.	9,970,089
68,134	Samsung Electronics Co., Ltd.	44,060,530
		54,030,619
		138,226,250
	Materials — 6.7%
	Chemicals — 3.2%
350,574	Lonza Group AG, Registered Shares	24,031,458
252,980	Syngenta AG(a)	35,559,899
		59,591,357
	Construction materials — 2.8%
623,624	Cemex SA de CV	40,710,175
333,012	CRH PLC, ADR, COP	11,643,752
		52,353,927
	Metals & mining — 0.7%
52,647	POSCO	13,481,154
		125,426,438
	Telecommunication services — 6.7%
	Diversified telecommunication services — 3.1%
1,651,817	BT Group PLC	6,392,163
640,477	France Telecom SA(b)	14,392,870
338,860	Rogers Communications, Inc., Class B	12,926,500
713,682	Telefonica SA	11,185,394
1,300,680	Telenor ASA	14,008,478
		58,905,405
	Wireless telecommunication services — 3.6%
1,092,949	America Movil SA de CV, ADR, Series L	37,444,433
1,998,329	Carphone Warehouse Group PLC	10,731,287
48,505	SK Telecom Co., Ltd.	9,600,502
4,775,196	Vodafone Group PLC	9,981,200
		67,757,422
		126,662,827

Shares		Value ($)
	Utilities — 2.2%
	Electric utilities — 0.5%
80,414	E.ON AG	8,836,431
	Gas utilities — 0.1%
157,597	Enagas SA	3,123,017
	Multi-utilities — 1.6%
155,114	Suez SA	6,118,748
433,295	Veolia Environnement	24,047,832
		30,166,580
		42,126,028
	Total common stocks (Cost of $1,408,797,760)	1,817,649,192
	Investment company — 3.5%
66,685,387	SSgA Prime Money Market Fund	66,685,387
	Total investment company (Cost $66,685,387)	66,685,387
Units
	Rights — 0.0%
	Industrials — 0.0%
	Construction & engineering — 0.0%
210,454	Vinci SA(a)(b)	451,418
	Total rights (Cost of $0)	451,418
	Warrants — 0.0%
	Materials — 0.0%
	Chemicals — 0.0%
36,389	Syngenta AG(a)(b)	45,778
	Total warrants (Cost of $40,242)	45,778

Total investments (Cost of $1,470,523,389)(c)	99.8%	1,884,831,775
Other assets & liabilities, net	0.2%	4,335,343
Net assets	100.0%	1,889,167,118

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $60,838,793, which represents 3.2% of net assets.

(c)  Cost for federal income tax purposes is $1,482,601,422.

See Accompanying Notes to Financial Statements.

32

Columbia Multi-Advisor International Equity Fund

Investment portfolio (continued)  March 31, 2006

The Fund invested in the following countries at March 31, 2006:

Summary of Securities by Country	Value ($) (000)	% of Total Investments
Japan	322,785,689	17.1%
United Kingdom	297,620,883	15.8
France	209,080,635	11.1
Switzerland	187,424,909	9.9
Canada	119,041,452	6.3
Germany	111,666,298	5.9
United States*	102,643,059	5.5
Mexico	87,858,643	4.7
South Korea	71,048,019	3.8
Netherlands	71,010,750	3.8
Ireland	43,324,116	2.3
Sweden	37,046,887	2.0
Australia	35,701,078	1.9
Brazil	32,747,384	1.7
China	24,363,723	1.3
Singapore	22,178,171	1.2
Hong Kong	21,401,787	1.1
Austria	19,514,407	1.0
India	17,480,363	0.9
Luxembourg	16,170,149	0.9
Spain	14,308,411	0.8
Norway	14,008,478	0.7
Italy	6,406,484	0.3
	1,884,831,775	100.0%

*  Includes Investment Company.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

COP	Certificate of Participation

See Accompanying Notes to Financial Statements.

33

Columbia Marsico International Opportunities Fund

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 94.9%
	Consumer discretionary — 20.8%
	Auto components — 4.0%
708,422	Continental AG	77,928,816
	Automobiles — 2.3%
831,200	Toyota Motor Corp.	45,274,664
	Hotels, restaurants & leisure — 3.5%
2,471,724	Enterprise Inns PLC	40,847,129
17,071,665	Shangri-La Asia Ltd.	27,464,383
		68,311,512
	Household durables — 0.8%
310,400	Misawa Homes Holdings, Inc.(a)	15,593,490
	Leisure equipment & products — 1.9%
935,447	Sega Sammy Holdings, Inc.	38,007,743
	Media — 1.9%
946,796	Grupo Televisa SA, ADR	18,841,240
716,352	JC Decaux SA(a)	19,387,996
		38,229,236
	Multiline retail — 1.5%
11,436,000	Seiyu Ltd.(a)	30,524,393
	Specialty retail — 3.2%
3,081,500	Esprit Holdings Ltd.	23,982,797
342,500	Yamada Denki Co., Ltd.	39,367,258
		63,350,055
	Textiles, apparel & luxury goods — 1.7%
341,466	LVMH Moet Hennessy Louis Vuitton SA	33,428,214
		410,648,123
	Consumer staples — 7.9%
	Beverages — 1.9%
2,465,948	Diageo PLC	38,840,846
	Food & staples retailing — 3.6%
345,003	Metro AG	17,644,299
1,387,212	Shoppers Drug Mart Corp.	52,799,223
		70,443,522
	Household products — 2.4%
1,331,463	Reckitt Benckiser PLC	46,871,887
		156,156,255
	Energy — 6.4%
	Energy equipment & services — 1.1%
1,418,835	Stolt Offshore SA(a)	22,004,645

Shares		Value ($)
	Oil, gas & consumable fuels — 5.3%
229,544	CNOOC Ltd., ADR	17,945,750
324,383	Petroleo Brasileiro SA, ADR	28,114,275
1,080,182	Talisman Energy, Inc.	57,364,291
		103,424,316
		125,428,961
	Financials — 21.2%
	Capital markets — 3.4%
617,100	UBS AG, Registered Shares	67,593,716
	Commercial banks — 8.2%
1,160,229	Anglo Irish Bank Corp., PLC	19,096,021
140,775	Erste Bank der oesterreichischen Sparkassen AG(a)(b)	8,179,857
516,710	Erste Bank der oesterreichischen Sparkassen AG	30,469,815
1,238,038	ICICI Bank Ltd., ADR	34,268,892
2,863	Mitsubishi USJ Financial Group, Inc.	43,608,885
349,013	Uniao de Bancos Brasileiros SA, GDR	25,795,551
		161,419,021
	Consumer finance — 1.6%
568,700	Credit Saison Co., Ltd.	31,353,827
	Real estate — 5.0%
10,370,000	CapitaLand Ltd.	31,064,402
909,200	Gafisa SA(a)	9,739,028
679,720	Leopalace21 Corp.	25,539,505
1,134,000	Sumitomo Realty & Development Co., Ltd.	31,402,536
		97,745,471
	Thrifts & mortgage finance — 3.0%
857,834	Hypo Real Estate Holding AG	58,615,575
		416,727,610
	Health care — 3.2%
	Biotechnology — 1.4%
692,355	CSL Ltd.	27,116,613
	Pharmaceuticals — 1.8%
246,935	Roche Holding AG, Genusschein Shares	36,771,692
		63,888,305
	Industrials — 10.0%
	Electrical equipment — 2.6%
3,920,947	ABB Ltd.(a)	49,421,822
2,733,854	Shanghai Electric Group Co., Ltd., Class H(a)	1,151,712
		50,573,534
	Machinery — 3.5%
210,019	Fanuc Ltd.	20,212,476
49,380	Vallourec	47,656,511
		67,868,987

See Accompanying Notes to Financial Statements.

34

Columbia Marsico International Opportunities Fund

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Road & rail — 2.9%
1,278,090	Canadian National Railway Co.	57,871,916
	Trading companies & distributors — 1.0%
3,782,000	Marubeni Corp.	19,800,810
		196,115,247
	Information technology — 9.3%
	Communications equipment — 3.7%
1,950,599	Telefonaktiebolaget LM Ericsson, ADR	73,576,594
	Electronic equipment & instruments — 2.7%
287,600	Murata Manufacturing Co., Ltd.	19,484,650
1,339,000	Nippon Electric Glass Co., Ltd.	33,303,062
		52,787,712
	Semiconductors & semiconductor equipment — 2.9%
164,600	Advantest Corp.	19,536,627
58,090	Samsung Electronics Co., Ltd.	37,565,330
		57,101,957
		183,466,263
	Materials — 8.9%
	Chemicals — 4.9%
687,258	Lonza Group AG, Registered Shares	47,110,773
346,214	Syngenta AG(a)	48,665,249
		95,776,022
	Construction materials — 4.0%
1,222,564	Cemex SA de CV, ADR, COP	79,808,978
		175,585,000
	Telecommunication services — 4.8%
	Wireless telecommunication services — 4.8%
2,165,188	America Movil SA de CV, ADR, Series L	74,179,341
3,917,483	Carphone Warehouse Group PLC	21,037,394
		95,216,735
	Utilities — 2.4%
	Multi-utilities — 2.4%
849,423	Veolia Environnement	47,142,897
	Total common stocks (Cost of $1,440,918,606)	1,870,375,396
	Investment company — 4.5%
88,631,245	SSgA Prime Money Market Fund	88,631,245
	Total investment company (Cost of $88,631,245)	88,631,245

Units		Value ($)
	Warrants — 0.0%
	Materials — 0.0%
	Chemicals — 0.0%
70,317	Syngenta AG	88,459
	Total warrants (Cost of $77,763)	88,459

Total investments (Cost of $1,529,627,614)(c)	99.4%	1,959,095,100
Other assets & liabilities, net	0.6%	10,942,898
Net assets	100.0%	1,970,037,998

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $8,179,857, which represents 0.4% of net assets.

(c)  Cost for federal income tax purposes is $1,537,700,005.

The Fund invested in the following countries at March 31, 2006:

Summary of Securities by Country	Value ($)	% of Total Investments
Japan	413,009,926	21.1%
Switzerland	249,651,711	12.7
Mexico	172,829,559	8.8
Canada	168,035,430	8.6
Germany	154,188,690	7.9
France	147,615,618	7.5
United Kingdom	147,597,256	7.5
United States*	88,631,245	4.5
Sweden	73,576,594	3.8
Hong Kong	69,392,930	3.5
Brazil	63,648,854	3.3
Austria	38,649,672	2.0
South Korea	37,565,330	1.9
India	34,268,892	1.8
Singapore	32,216,114	1.6
Australia	27,116,613	1.4
Luxembourg	22,004,645	1.1
Ireland	19,096,021	1.0
	1,959,095,100	100.0%

*  Includes Investment Company.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

COP	Certificate of Participation

See Accompanying Notes to Financial Statements.

35

Columbia Funds

Statements of assets and liabilities  March 31, 2006

	Global Value Fund(a)($)	International Value Fund(a)($)	Multi-Advisor International Equity Fund(a)(b)($)	Marsico International Opportunities Fund(a)(b)($)
Assets:
Unaffiliated investments, at identified cost	294,118,166	—	1,470,523,389	1,529,627,614
Affiliated investments, at identified cost	—	2,954,544,871	—	—
Total investments, at identified cost	294,118,166	2,954,544,871	1,470,523,389	1,529,627,614
Unaffiliated Investments, at value	360,060,626	—	1,884,831,775	1,959,095,100
Affiliated investments, at value	—	3,881,576,276	—	—
Total investments, at value	360,060,626	3,881,576,276	1,884,831,775	1,959,095,100
Cash	—	—	791,826	7,913,159
Foreign currency (cost of $39,172, $0, $2,633,308 and $627,512, respectively)	39,172	—	2,636,348	629,538
Receivable for:
Investments sold	3,332,295	—	1,782,862	—
Capital stock sold	3,009	1,062,003	4,469,880	5,511,193
Interest	—	—	226,789	232,380
Dividends	805,553	—	4,676,533	2,942,281
Foreign tax reclaim	70,163	—	455,214	355,228
Total assets	364,310,818	3,882,638,279	1,899,871,227	1,976,678,879
Liabilities:
Payable to custodian bank	779,564	—	—	—
Payable for:
Investments purchased	—	—	7,395,488	4,403,223
Capital stock redeemed	1,113,816	1,811,274	1,775,518	398,526
Investment advisory fee	277,477	—	986,620	1,244,836
Administration fee	43,234	545,797	246,486	329,439
Transfer agent fee	40,781	209,342	14,280	25,422
Trustees' fees	34,480	36,290	113,787	40,357
Pricing and bookkeeping fees	15,298	4,558	16,928	16,348
Service and distribution fees	132,242	442,603	14,855	85,606
Custody fee	5,804	100	72,083	41,654
Chief compliance officer expenses	1,598	3,750	3,750	3,557
Other liabilities	60,812	82,931	64,314	51,913
Total liabilities	2,505,106	3,136,645	10,704,109	6,640,881
Net assets	361,805,712	3,879,501,634	1,889,167,118	1,970,037,998
Net assets consist of:
Paid-in capital	270,910,571	2,727,765,296	1,400,505,949	1,441,980,835
Undistributed (overdistributed) net investment income	(37,653)	(1,362,887)	2,959,262	(188,173)
Accumulated net realized gain (loss)	24,999,492	226,067,820	71,405,071	98,776,961
Unrealized appreciation (depreciation) on:
Investments	65,942,460	927,031,405	414,308,386	429,467,486
Foreign currency translations	(9,158)	—	(11,550)	889
Net assets	361,805,712	3,879,501,634	1,889,167,118	1,970,037,998
Class A
Net assets	119,611,453	1,010,360,805	39,329,758	150,042,805
Shares outstanding	9,460,023	40,457,363	2,399,573	10,226,699
Net asset value per share(c)(d)	12.64	24.97	16.39	14.67
Maximum sales charge	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share(e)	13.41	26.49	17.39	15.56
Class B
Net assets	32,563,936	114,931,906	4,712,412	28,882,849
Shares outstanding	2,625,471	4,683,159	307,788	2,037,761
Net asset value and offering price per share(c)(d)	12.40	24.54	15.31	14.17
Class C
Net assets	92,558,208	168,819,417	3,276,168	46,364,659
Shares outstanding	7,460,785	6,885,835	216,050	3,269,905
Net asset value and offering price per share(c)(d)	12.41	24.52	15.16	14.18
Class R
Net assets	—	—	10,508	10,546
Shares outstanding	—	—	641	719
Net asset value, redemption and offering price per share	—	—	16.38	14.67
Class Z
Net assets	117,072,115	2,585,389,506	1,841,838,272	1,744,737,139
Shares outstanding	9,201,399	103,063,732	111,104,960	117,617,172
Net asset value, redemption and offering price per share	12.72	25.09	16.58	14.83

(a)    On August 22, 2005, the Fund's Investor A, Investor B, and Investor C, and Primary A shares were redesignated Class A, Class B, Class C, and Class Z shares, respectively.

  (b)  Class R shares commenced operation on January 23, 2006.

  (c)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

  (d)  Redemption price per share is equal to net asset value less any applicable redemption fees.

  (e)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

36

Columbia Funds

Statements of operations

For the Year Ended March 31, 2006

	Global Value Fund(a)($)	International Value Fund(a)($)	Multi-Advisor International Equity Fund(a)(b)($)	Marsico International Opportunities Fund(a)(b)($)
Net investment income
Income
Dividends	10,903,124	—	38,633,014	30,339,400
Dividends from affiliates	33,717	—	235,904	197,255
Interest	140,297	—	1,675,738	1,410,273
Securities lending	115,546	—	352,757	218,243
Foreign taxes withheld	(610,493)	—	(2,375,002)	(1,820,667)
Allocated from master portfolio:
Dividends	—	101,866,742	—	—
Dividends from affiliates	—	4,427,105	—	—
Interest	—	1,300,591	—	—
Securities lending	—	702,496	—	—
Foreign taxes withheld	—	(10,157,472)	—	—
Total income	10,582,191	98,139,462	38,522,411	30,344,504
Expenses
Expenses allocated from master portfolio	—	29,213,656	—	—
Investment advisory fee	3,409,435	—	9,737,323	11,179,126
Administration fee	607,094	6,173,316	2,486,178	3,021,701
Distribution fee:
Class B	248,786	818,802	53,128	151,228
Class C	719,093	1,195,430	21,804	203,535
Class R	—	—	10	10
Service fee:
Class A	309,064	2,289,050	84,164	196,000
Class B	82,901	272,934	17,830	50,397
Class C	239,622	398,477	7,269	67,836
Transfer agent fee	191,192	1,316,123	192,042	318,669
Trustees' fees	14,382	6,945	14,381	14,382
Pricing and bookkeeping fees	42,923	18,502	66,712	63,808
Custody fee	79,625	729	685,570	491,902
Chief compliance officer expenses (See Note 4)	6,486	15,000	12,029	11,437
Excise tax	—	—	295,519	—
Non-recurring costs (See Note 11)	—	2,228,554	915,341	—
Other expenses	226,499	461,823	241,116	238,117
Total operating expenses	6,177,102	44,409,341	14,830,416	16,008,148
Interest expense	3,135	10,427	—	3,087
Total expenses	6,180,237	44,419,768	14,830,416	16,011,235
Expenses waived/reimbursed by Investment Advisor	—	—	(295,519)	—
Non-recurring costs assumed by Investment Advisor (See Note 11)	—	(2,228,554)	(915,341)	—
Custody earnings credit	(10,108)	—	(76,819)	(10,108)
Net expenses	6,170,129	42,191,214	13,542,737	16,001,127
Net investment income	4,412,062	55,948,248	24,979,674	14,343,377
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Unaffiliated investments	45,881,092	—	101,211,854	106,399,927
Affiliated investments	(118,060)	—	—	—
Foreign currency transactions	—	—	(1,056,577)	(1,228,361)
Allocated from master portfolio:
Investments	—	420,790,495	—	—
Foreign currency transactions	—	(1,063,356)	—	—
Net realized gain (loss)	45,763,032	419,727,139	100,155,277	105,171,566
Net change in unrealized appreciation (depreciation) on:
Investments	8,223,393	—	245,689,808	334,212,952
Foreign currency translations	(11,836)	—	9,135	(64,433)
Allocated from master portfolio:
Investments	—	325,598,798	—	—
Net change in unrealized appreciation (depreciation)	8,211,557	325,598,798	245,698,943	334,148,519
Net gain	53,974,589	745,325,937	345,854,220	439,320,085
Net increase resulting from operations	58,386,651	801,274,185	370,833,894	453,663,462

  (a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

  (b)  Class R shares commenced operation on January 23, 2006.

See Accompanying Notes to Financial Statements.

37

Columbia Funds

Statements of changes in net assets

	Global Value Fund		International Value Fund		Multi-Advisor International Equity Fund		Marsico International Opportunities Fund
Increase (decrease) in net assets	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)	Year ended March 31, 2006(a)(b)($)	Year ended March 31, 2005($)
Operations
Net investment income	4,412,062	3,050,794	55,948,248	43,501,704	24,979,674	12,746,479	14,343,377	5,228,888
Net realized gain on investments and foreign currency transactions	45,763,032	27,519,735	419,727,139 (c)	309,532,155 (c)	100,155,277	135,581,030	105,171,566	49,159,358
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	8,211,557	1,157,241	325,598,798 (c)	106,500,420 (c)	245,698,943	(34,752,444)	334,148,519	(3,363,863)
Net increase resulting from operations	58,386,651	31,727,770	801,274,185	459,534,279	370,833,894	113,575,065	453,663,462	51,024,383
Distributions to shareholders
From net investment income:
Class A	(1,607,238)	(1,279,765)	(13,554,265)	(10,034,056)	(659,146)	(13,083)	(673,266)	(137,522)
Class B	(193,527)	(92,831)	(849,180)	(472,033)	(54,487)	—	(25,905)	—
Class C	(566,207)	(258,069)	(1,241,566)	(686,472)	(37,728)	—	(35,514)	—
Class Z	(1,889,769)	(1,656,619)	(41,987,784)	(34,798,478)	(31,480,778)	(2,945,023)	(13,730,080)	(4,477,360)
From net realized gains:
Class A	(10,816,648)	(9,610,748)	(80,743,259)	(30,477,237)	(117,095)	—	(2,342,643)	(386,653)
Class B	(2,930,464)	(2,648,993)	(9,872,590)	(4,056,506)	(15,697)	—	(733,735)	(162,231)
Class C	(8,527,095)	(7,641,366)	(14,428,275)	(6,041,728)	(10,870)	—	(905,216)	(163,624)
Class Z	(11,034,915)	(10,386,425)	(219,470,441)	(90,717,309)	(4,959,178)	—	(44,042,015)	(9,181,991)
Total distributions to shareholders	(37,565,863)	(33,574,816)	(382,147,360)	(177,283,819)	(37,334,979)	(2,958,106)	(62,488,374)	(14,509,381)
Net capital share transactions	(53,212,638)	(12,182,705)	(298,375,693)	(88,627,445)	314,805,596	173,530,044	497,956,843	497,995,917
Redemption fees	6,409	1,837	26,466	43,463	85,589	19,912	74,419	38,107
Net increase (decrease) in net assets	(32,385,441)	(14,027,914)	120,777,598	193,666,478	648,390,100	284,166,915	889,206,350	534,549,026
Net assets
Beginning of period	394,191,153	408,219,067	3,758,724,036	3,565,057,558	1,240,777,018	956,610,103	1,080,831,648	546,282,622
End of period	361,805,712	394,191,153	3,879,501,634	3,758,724,036	1,889,167,118	1,240,777,018	1,970,037,998	1,080,831,648
Undistributed (overdistributed) net investment income, at end of period	(37,653)	(74,914)	(1,362,887)	575,665	2,959,262	10,885,211	(188,173)	383,456

  (a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A Shares, were redesignated Class A, Class B, Class C and Class Z shares, respectively.

  (b)  Class R shares commenced operation on January 23, 2006.

  (c)  Allocated from the Columbia International Value Master Portfolio.

See Accompanying Notes to Financial Statements.

38

Columbia Funds

Statements of changes in net assets (continued)

See Accompanying Notes to Financial Statements.

39

Columbia Funds

Statements of changes in net assets — capital stock activity

	Global Value Fund				International Value Fund
	Year Ended March 31, 2006(a)		Year Ended March 31, 2005		Year Ended March 31, 2006(a)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2)
Subscriptions	782,321	9,365,169	930,637	10,823,575	6,416,451	145,804,563	8,515,520	182,445,622
Distributions reinvested	627,069	7,394,243	572,183	6,553,480	3,450,611	76,113,968	1,448,221	31,919,183
Redemptions	(2,525,651)	(30,787,226)	(1,523,377)	(18,028,619)	(10,002,540)	(227,527,415)	(7,784,180)	(165,151,591)
Net increase (decrease)	(1,116,261)	(14,027,814)	(20,557)	(651,564)	(135,478)	(5,608,884)	2,179,561	49,213,214
Class B (See Note 2)
Subscriptions	52,030	603,742	58,031	648,680	63,568	1,389,435	40,969	876,036
Distributions reinvested	201,980	2,335,797	179,029	1,999,809	400,209	8,662,512	169,550	3,650,880
Redemptions	(543,340)	(6,518,689)	(301,530)	(3,490,176)	(844,568)	(18,933,756)	(668,771)	(14,389,117)
Net decrease	(289,330)	(3,579,150)	(64,470)	(841,687)	(380,791)	(8,881,809)	(478,252)	(9,862,201)
Class C
Subscriptions	251,550	2,917,979	250,227	2,806,250	296,520	6,485,987	240,137	5,085,551
Distributions reinvested	507,965	5,878,873	462,267	5,161,776	484,198	10,468,868	205,506	4,420,649
Redemptions	(1,692,295)	(20,303,890)	(834,945)	(9,640,402)	(1,301,945)	(29,006,055)	(1,434,079)	(30,083,910)
Net decrease	(932,780)	(11,507,038)	(122,451)	(1,672,376)	(521,227)	(12,051,200)	(988,436)	(20,577,710)
Class Z
Subscriptions	99,864	1,249,681	84,037	1,022,631	1,454,440	33,673,200	2,688,845	56,236,599
Distributions reinvested	215,318	2,549,447	197,747	2,276,386	5,611,054	124,261,806	2,600,076	57,637,818
Redemptions	(2,267,347)	(27,897,764)	(1,047,930)	(12,316,095)	(18,953,240)	(429,768,806)	(10,505,769)	(221,235,165)
Net decrease	(1,952,165)	(24,098,636)	(766,146)	(9,017,078)	(11,887,746)	(271,833,800)	(5,216,848)	(107,360,748)

  (a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

40

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

See Accompanying Notes to Financial Statements.

41

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

	Multi-Advisor International Equity Fund				Marsico International Opportunities Fund
	Year Ended March 31, 2006(a)(b)		Year Ended March 31, 2005		Year Ended March 31, 2006(a)(b)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Class A (See Note 2)
Subscriptions	828,166	11,591,725	478,906	5,903,423	6,971,318	91,118,859	3,339,957	37,089,812
Distributions reinvested	40,034	598,503	753	10,061	210,420	2,347,543	32,450	352,104
Redemptions	(613,569)	(8,708,059)	(617,921)	(7,581,091)	(1,582,402)	(19,129,687)	(535,873)	(5,901,090)
Net increase (decrease)	254,631	3,482,169	(138,262)	(1,667,607)	5,599,336	74,336,715	2,836,534	31,540,826
Class B (See Note 2)
Subscriptions	50,551	654,567	83,316	997,736	819,860	10,178,988	816,096	8,740,605
Distributions reinvested	4,221	59,058	—	—	58,866	608,666	11,611	118,656
Redemptions	(548,793)	(7,322,140)	(162,278)	(1,832,992)	(344,914)	(4,019,311)	(152,248)	(1,618,583)
Net increase (decrease)	(494,021)	(6,608,515)	(78,962)	(835,256)	533,812	6,768,343	675,459	7,240,678
Class C
Subscriptions	46,051	597,349	71,127	817,437	1,866,439	23,534,616	1,123,769	11,987,580
Distributions reinvested	1,695	23,496	—	—	53,792	556,701	7,492	76,942
Redemptions	(39,653)	(544,148)	(29,899)	(351,347)	(417,286)	(4,986,807)	(139,224)	(1,481,622)
Net increase	8,093	76,697	41,228	466,090	1,502,945	19,104,510	992,037	10,582,900
Class R
Subscriptions	641	10,000	—	—	719	10,000	—	—
Net increase	641	10,000	—	—	719	10,000	—	—
Class Z
Subscriptions	29,576,179	428,179,217	22,319,266	283,046,079	49,626,607	620,212,978	48,327,504	537,930,728
Distributions reinvested	945,004	14,279,007	96,081	1,297,091	982,103	10,995,097	202,502	2,198,134
Redemptions	(8,652,086)	(124,612,979)	(8,835,855)	(108,776,353)	(19,053,206)	(233,470,800)	(8,141,457)	(91,497,349)
Net increase	21,869,097	317,845,245	13,579,492	175,566,817	31,555,504	397,737,275	40,388,549	448,631,513

  (a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

  (b)  Class R shares commenced operation on January 23, 2006.

See Accompanying Notes to Financial Statements.

42

Columbia Funds

Statements of changes in net assets — capital stock activity (continued)

See Accompanying Notes to Financial Statements.

43

Columbia Funds

Financial highlights

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income/(loss)(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net increase in net asset value from redemption fees
Global Value Fund
Class A Shares
Year ended 3/31/2006(c)	$11.98	$0.16	$1.76	$1.92	$(0.17)	$(1.09)	$(1.26)	$—	(d)
Year ended 3/31/2005	12.04	0.11	0.85	0.96	(0.11)	(0.91)	(1.02)	—	(d)
Year ended 3/31/2004	7.18	0.05	4.96	5.01	(0.04)	(0.11)	(0.15)	—	(d)
Year ended 3/31/2003	10.47	0.05	(3.15)	(3.10)	(0.03)	(0.16)	(0.19)	—
Period ended 3/31/2002(g)	10.00	0.04	0.45	0.49	— (d)	(0.02)	(0.02)	—
Class B Shares
Year ended 3/31/2006(c)	$11.78	$0.07	$1.71	$1.78	$(0.07)	$(1.09)	$(1.16)	$—	(d)
Year ended 3/31/2005	11.86	0.02	0.84	0.86	(0.03)	(0.91)	(0.94)	—
Year ended 3/31/2004	7.11	(0.03)	4.89	4.86	—	(0.11)	(0.11)	—	(d)
Year ended 3/31/2003	10.40	(0.01)	(3.12)	(3.13)	—	(0.16)	(0.16)	—
Period ended 3/31/2002(g)	10.00	(0.03)	0.45	0.42	—	(0.02)	(0.02)	—
Class C Shares
Year ended 3/31/2006(c)	$11.78	$0.07	$1.72	$1.79	$(0.07)	$(1.09)	$(1.16)	$—	(d)
Year ended 3/31/2005	11.86	0.02	0.84	0.86	(0.03)	(0.91)	(0.94)	—
Year ended 3/31/2004	7.11	(0.03)	4.89	4.86	—	(0.11)	(0.11)	—	(d)
Year ended 3/31/2003	10.40	(0.01)	(3.12)	(3.13)	—	(0.16)	(0.16)	—
Period ended 3/31/2002(g)	10.00	(0.03)	0.45	0.42	—	(0.02)	(0.02)	—
Class Z Shares
Year ended 3/31/2006(c)	$12.04	$0.20	$1.77	$1.97	$(0.20)	$(1.09)	$(1.29)	$—	(d)
Year ended 3/31/2005	12.10	0.14	0.85	0.99	(0.14)	(0.91)	(1.05)	—	(d)
Year ended 3/31/2004	7.21	0.07	4.99	5.06	(0.06)	(0.11)	(0.17)	—	(d)
Year ended 3/31/2003	10.50	0.07	(3.16)	(3.09)	(0.04)	(0.16)	(0.20)	—
Period ended 3/31/2002(g)	10.00	0.06	0.47	0.53	(0.01)	(0.02)	(0.03)	—

									Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
Global Value Fund
Class A Shares
Year ended 3/31/2006(c)	$12.64	16.97%	$119,611	1.45	%(e)(h)	1.32%		16%	1.45	%(e)
Year ended 3/31/2005	11.98	8.64	126,679	1.52	(e)	0.94		18	1.52	(e)
Year ended 3/31/2004	12.04	70.00	127,609	1.55	(e)	0.44		28	1.55	(e)
Year ended 3/31/2003	7.18	(29.98)	47,111	1.65		0.62		15	1.65
Period ended 3/31/2002(g)	10.47	4.92	26,172	1.65	(e)(f)	0.41	(f)	19	1.88	(e)(f)
Class B Shares
Year ended 3/31/2006(c)	$12.40	16.08%	$32,564	2.20	%(e)(h)	0.58%		16%	2.20	%(e)
Year ended 3/31/2005	11.78	7.85	34,324	2.27	(e)	0.19		18	2.27	(e)
Year ended 3/31/2004	11.86	68.56	35,343	2.30	(e)	(0.31)		28	2.30	(e)
Year ended 3/31/2003	7.11	(30.41)	15,310	2.40		(0.13)		15	2.40
Period ended 3/31/2002(g)	10.40	4.18	11,804	2.40	(e)(f)	(0.34	)(f)	19	2.63	(e)(f)
Class C Shares
Year ended 3/31/2006(c)	$12.41	16.16%	$92,558	2.20	%(e)(h)	0.58%		16%	2.20	%(e)
Year ended 3/31/2005	11.78	7.84	98,850	2.27	(e)	0.19		18	2.27	(e)
Year ended 3/31/2004	11.86	68.56	101,025	2.30	(e)	(0.31)		28	2.30	(e)
Year ended 3/31/2003	7.11	(30.41)	44,758	2.40		(0.13)		15	2.40
Period ended 3/31/2002(g)	10.40	4.18	30,914	2.40	(e)(f)	(0.34	)(f)	19	2.63	(e)(f)
Class Z Shares
Year ended 3/31/2006(c)	$12.72	17.34%	$117,072	1.20	%(e)(h)	1.60%		16%	1.20	%(e)
Year ended 3/31/2005	12.04	8.84	134,337	1.27	(e)	1.19		18	1.27	(e)
Year ended 3/31/2004	12.10	70.38	144,242	1.30	(e)	0.69		28	1.30	(e)
Year ended 3/31/2003	7.21	(29.77)	57,373	1.40		0.87		15	1.40
Period ended 3/31/2002(g)	10.50	5.24	49,246	1.40	(e)(f)	0.66	(f)	19	1.63	(e)(f)

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  On August 22, 2005, the Nations Global Value Fund's, Investor A, Investor B, Investor C and Primary A shares were redesignated Columbia Global Value Fund, Class A, Class B, Class C and Class Z shares, respectively.

(d)  Amount represents less than $0.01 per share.

(e)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(f)  Annualized.

(g)  The Fund's Class A, Class B, Class C and Class Z shares commenced operations on April 16, 2001.

(h)  The effect of interest expense on the operating expense ratio was less than 0.01%.

See Accompanying Notes to Financial Statements.

44

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

45

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions
International Value Fund(c)
Class A Shares
Year ended 3/31/2006(d)	$22.34	$0.31	$4.73	$5.04	$(0.35)	$(2.06)	$(2.41)
Year ended 3/31/2005	20.64	0.23	2.51	2.74	(0.25)	(0.79)	(1.04)
Year ended 3/31/2004	11.62	0.15	9.04	9.19	(0.17)	—	(0.17)
Year ended 3/31/2003	16.61	0.15	(4.92)	(4.77)	(0.13)	(0.09)	(0.22)
Year ended 3/31/2002	17.26	0.18	(0.29)	(0.11)	(0.18)	(0.36)	(0.54)
Class B Shares
Year ended 3/31/2006(d)	$22.00	$0.15	$4.63	$4.78	$(0.18)	$(2.06)	$(2.24)
Year ended 3/31/2005	20.35	0.08	2.45	2.53	(0.09)	(0.79)	(0.88)
Year ended 3/31/2004	11.47	0.02	8.91	8.93	(0.05)	—	(0.05)
Year ended 3/31/2003	16.39	0.03	(4.84)	(4.81)	(0.02)	(0.09)	(0.11)
Year ended 3/31/2002	17.07	0.07	(0.30)	(0.23)	(0.09)	(0.36)	(0.45)
Class C Shares
Year ended 3/31/2006(d)	$21.98	$0.15	$4.63	$4.78	$(0.18)	$(2.06)	$(2.24)
Year ended 3/31/2005	20.33	0.08	2.45	2.53	(0.09)	(0.79)	(0.88)
Year ended 3/31/2004	11.46	0.02	8.90	8.92	(0.05)	—	(0.05)
Year ended 3/31/2003	16.39	0.02	(4.82)	(4.80)	(0.04)	(0.09)	(0.13)
Year ended 3/31/2002	17.07	0.04	(0.27)	(0.23)	(0.09)	(0.36)	(0.45)
Class Z Shares
Year ended 3/31/2006(d)	$22.42	$0.38	$4.75	$5.13	$(0.40)	$(2.06)	$(2.46)
Year ended 3/31/2005	20.71	0.29	2.51	2.80	(0.30)	(0.79)	(1.09)
Year ended 3/31/2004	11.65	0.19	9.07	9.26	(0.20)	—	(0.20)
Year ended 3/31/2003	16.67	0.16	(4.92)	(4.76)	(0.17)	(0.09)	(0.26)
Year ended 3/31/2002	17.30	0.22	(0.29)	(0.07)	(0.20)	(0.36)	(0.56)

									Without waivers and/or expense reimbursements
	Net increase in net asset value from redemption fees		Net asset value end of year	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income to average net assets	Ratio of operating expenses to average net assets
International Value Fund(c)
Class A Shares
Year ended 3/31/2006(d)	$—	(e)	$24.97	24.28%	$1,010,361	1.27	%(f)	1.38%	1.33	%(g)
Year ended 3/31/2005	—	(e)	22.34	13.38	906,848	1.33		1.10	1.40	(h)
Year ended 3/31/2004	—	(e)	20.64	79.17	792,857	1.36		0.89	1.45	(i)
Year ended 3/31/2003	—		11.62	(28.97)	482,196	1.42		0.91	1.48
Year ended 3/31/2002	—		16.61	(0.46)	798,587	1.44		1.11	1.48
Class B Shares
Year ended 3/31/2006(d)	$—	(e)	$24.54	23.36%	$114,932	2.02	%(f)	0.67%	2.08	%(g)
Year ended 3/31/2005	—	(e)	22.00	12.54	111,402	2.08		0.35	2.15	(h)
Year ended 3/31/2004	—	(e)	20.35	77.89	112,798	2.11		0.14	2.20	(i)
Year ended 3/31/2003	—		11.47	(29.54)	73,283	2.17		0.16	2.23
Year ended 3/31/2002	—		16.39	(1.16)	116,374	2.19		0.36	2.23
Class C Shares
Year ended 3/31/2006(d)	$—	(e)	$24.52	23.38%	$168,819	2.02	%(f)	0.67%	2.08	%(g)
Year ended 3/31/2005	—	(e)	21.98	12.54	162,797	2.08		0.35	2.15	(h)
Year ended 3/31/2004	—	(e)	20.33	77.85	170,702	2.11		0.14	2.20	(i)
Year ended 3/31/2003	—		11.46	(29.52)	113,594	2.17		0.16	2.23
Year ended 3/31/2002	—		16.39	(1.16)	149,979	2.19		0.36	2.23
Class Z Shares
Year ended 3/31/2006(d)	$—	(e)	$25.09	24.66%	$2,585,390	1.02	%(f)	1.69%	1.08	%(g)
Year ended 3/31/2005	—	(e)	22.42	13.63	2,577,677	1.08		1.35	1.15	(h)
Year ended 3/31/2004	—	(e)	20.71	79.67	2,488,701	1.11		1.14	1.20	(i)
Year ended 3/31/2003	—		11.65	(28.81)	1,614,750	1.17		1.16	1.23
Year ended 3/31/2002	—		16.67	(0.18)	2,059,558	1.19		1.36	1.23

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b) Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Value Master Portfolio.

(d)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(e)  Amount represents less than $0.01 per share.

(f)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(g)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 11) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.27% for Class A, 2.02% for Class B and Class C and 1.02% for Class Z.

(h)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A, 2.12% for Class B and for Class C and 1.12% for Class Z.

(i)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/ or expense reimbursements would have been 1.42% for Class A, 2.17% for Class B and Class C and 1.17% for Class Z.

See Accompanying Notes to Financial Statements.

46

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

47

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income/(loss)(a)		Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net increase in net asset value from redemption fees
Multi-Advisor International Equity Fund
Class A Shares
Year ended 3/31/2006(c)	$13.30	$0.21		$3.20	$3.41	$(0.27)	$(0.05)	$(0.32)	$—	(d)
Year ended 3/31/2005	12.00	0.13		1.18	1.31	(0.01)	—	(0.01)	—	(d)
Year ended 3/31/2004	7.93	0.08		4.09	4.17	(0.10)	—	(0.10)	—	(d)
Year ended 3/31/2003(k)	10.30	0.08		(2.47)	(2.39)	(0.04)	—	(0.04)	0.06
Year ended 3/31/2002(k)	10.95	0.06		(0.71)	(0.65)	—	—	—	—
Class B Shares
Year ended 3/31/2006(c)	$12.44	$0.16		$2.92	$3.08	$(0.16)	$(0.05)	$(0.21)	$—	(d)
Year ended 3/31/2005	11.30	0.03		1.11	1.14	—	—	—	—	(d)
Year ended 3/31/2004	7.50	—	(d)	3.85	3.85	(0.05)	—	(0.05)	—	(d)
Year ended 3/31/2003(k)	9.87	0.02		(2.38)	(2.36)	(0.01)	—	(0.01)	—	(d)
Year ended 3/31/2002(k)	10.56	(0.01)		(0.68)	(0.69)	—	—	—	—
Class C Shares
Year ended 3/31/2006(c)	$12.32	$0.09		$2.96	$3.05	$(0.16)	$(0.05)	$(0.21)	$—	(d)
Year ended 3/31/2005	11.20	0.03		1.09	1.12	—	—	—	—	(d)
Year ended 3/31/2004	7.43	—	(d)	3.82	3.82	(0.05)	—	(0.05)	—	(d)
Year ended 3/31/2003(k)	9.63	0.01		(2.33)	(2.32)	(0.01)	—	(0.01)	0.13
Year ended 3/31/2002(k)	10.30	(0.01)		(0.66)	(0.67)	—	—	—	—
Class R Shares
Period ended 3/31/2006(l)	$15.44	$0.03		$0.91	$0.94	$—	$—	$—	$—	(d)
Class Z Shares
Year ended 3/31/2006(c)	$13.44	$0.24		$3.25	$3.49	$(0.30)	$(0.05)	$(0.35)	$—	(d)
Year ended 3/31/2005	12.13	0.16		1.19	1.35	(0.04)	—	(0.04)	—	(d)
Year ended 3/31/2004	8.01	0.13		4.11	4.24	(0.12)	—	(0.12)	—	(d)
Year ended 3/31/2003(k)	10.49	0.10		(2.53)	(2.43)	(0.05)	—	(0.05)	—	(d)
Year ended 3/31/2002(k)	11.12	0.09		(0.72)	(0.63)	— (d)	—	— (d)	—

											Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Portfolio turnover rate		Ratio of operating expenses to average net assets
Multi-Advisor International Equity Fund
Class A Shares
Year ended 3/31/2006(c)	$16.39	25.86%		$39,330	1.14	%(p)	1.43%		74%		1.22	%(f)(p)
Year ended 3/31/2005	13.30	10.88		28,527	1.26	(e)(g)	1.01		153		1.38	(e)(h)
Year ended 3/31/2004	12.00	52.71		27,396	1.37	(e)(g)(i)	0.74		86		1.40	(e)(i)
Year ended 3/31/2003(k)	7.93	(22.71)		18,870	1.43		0.85		100	(m)	1.43
Year ended 3/31/2002(k)	10.30	(5.94)		30,067	1.41		0.63		85	(m)	1.41
Class B Shares
Year ended 3/31/2006(c)	$15.31	24.96%		$4,712	1.89	%(p)	1.19%		74%		1.97	%(f)(p)
Year ended 3/31/2005	12.44	10.09		9,976	2.01	(e)(g)	0.26		153		2.13	(e)(h)
Year ended 3/31/2004	11.30	51.39		9,956	2.12	(e)(g)(i)	(0.01)		86		2.15	(e)(j)
Year ended 3/31/2003(k)	7.50	(23.96)		7,068	2.18		0.10		100	(m)	2.18
Year ended 3/31/2002(k)	9.87	(6.53)		14,408	2.16		(0.12)		85	(m)	2.16
Class C Shares
Year ended 3/31/2006(c)	$15.16	24.96%		$3,276	1.89	%(p)	0.70%		74%		1.97	%(f)(p)
Year ended 3/31/2005	12.32	10.00		2,563	2.01	(e)(g)	0.26		153		2.13	(e)(h)
Year ended 3/31/2004	11.20	51.43		1,867	2.12	(e)(g)(i)	(0.01)		86		2.15	(e)(j)
Year ended 3/31/2003(k)	7.43	(22.78)		1,249	2.18		0.10		100	(m)	2.18
Year ended 3/31/2002(k)	9.63	(6.50)		1,245	2.16		(0.12)		85	(m)	2.16
Class R Shares
Period ended 3/31/2006(l)	$16.38	6.09	%(n)	$11	1.39	%(o)(p)	0.85	%(o)	74%		1.47%(f)(o)(p)
Class Z Shares
Year ended 3/31/2006(c)	$16.58	26.24%		$1,841,838	0.89	%(p)	1.68%		74%		0.97	%(f)(p)
Year ended 3/31/2005	13.44	11.10		1,199,712	1.01	(e)(g)	1.26		153		1.13	(e)(h)
Year ended 3/31/2004	12.13	53.06		917,391	1.12	(e)(g)(i)	0.99		86		1.15	(e)(j)
Year ended 3/31/2003(k)	8.01	(23.19)		556,619	1.18		1.10		100	(m)	1.18
Year ended 3/31/2002(k)	10.49	(5.65)		474,738	1.16		0.88		85	(m)	1.16

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively

(d)  Amount represents less than $0.01 per share.

(e)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 11) and excise tax voluntarily reimbursed by the investment advisor are included in the ratio of operating expenses to average net assets without waivers and/or expense reimburstment. Absent these non-recurring costs and excise tax, the ratio of operating expenses to average net assets without waviers and/or expense reimburstments would have been 1.14% for Class A, 1.89% for Class B and Class C, 1.39% for Class R and 0.89% for Class Z.

(g)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(h)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.35% for Class A , 2.10% for Class B and Class C and 1.10% for Class Z.

(i)  The reimbursement from Investment Adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(j)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursement would have been 1.38% for Class A, 2.13% Class B and Class C and 1.13% for Class Z.

(k)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

(l)  Class R shares commenced operations on January 23, 2006.

(m)  Rate represents the International Equity Master Portfolio.

(n)  Not annualized.

(o)  Annualized.

(p)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements was 0.01%.

See Accompanying Notes to Financial Statements.

48

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

49

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income/(loss)(a)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net increase in net asset value from redemption fees
Marsico International Opportunities Fund
Class A Shares
Year ended 3/31/2006(c)	$11.41	$0.09	$3.74	$3.83	$(0.10)	$(0.47)	$(0.57)	$—	(d)
Year ended 3/31/2005	11.05	0.05	0.51	0.56	(0.04)	(0.16)	(0.20)	—	(d)
Year ended 3/31/2004	6.93	— (d)	4.20	4.20	—	(0.08)	(0.08)	—	(d)
Year ended 3/31/2003	8.32	0.01	(1.40)	(1.39)	—	—	—	—
Year ended 3/31/2002	8.01	(0.01)	0.32	0.31	—	—	—	—
Class B Shares
Year ended 3/31/2006(c)	$11.05	$0.01	$3.59	$3.60	$(0.01)	$(0.47)	$(0.48)	$—	(d)
Year ended 3/31/2005	10.75	(0.03)	0.49	0.46	—	(0.16)	(0.16)	—	(d)
Year ended 3/31/2004	6.79	(0.07)	4.11	4.04	—	(0.08)	(0.08)	—	(d)
Year ended 3/31/2003	8.22	(0.04)	(1.39)	(1.43)	—	—	—	—
Year ended 3/31/2002	7.97	(0.07)	0.32	0.25	—	—	—	—
Class C Shares
Year ended 3/31/2006(c)	$11.05	$0.01	$3.60	$3.61	$(0.01)	$(0.47)	$(0.48)	$—	(d)
Year ended 3/31/2005	10.75	(0.03)	0.49	0.46	—	(0.16)	(0.16)	—	(d)
Year ended 3/31/2004	6.80	(0.07)	4.10	4.03	—	(0.08)	(0.08)	—	(d)
Year ended 3/31/2003	8.22	(0.05)	(1.37)	(1.42)	—	—	—	—
Year ended 3/31/2002	7.97	(0.07)	0.32	0.25	—	—	—	—
Class R Shares
Period ended 3/31/2006(h)	$13.76	$(0.01)	$0.92	$0.91	$—	$—	$—	$—	(d)
Class Z Shares
Year ended 3/31/2006(c)	$11.53	$0.13	$3.77	$3.90	$(0.13)	$(0.47)	$(0.60)	$—	(d)
Year ended 3/31/2005	11.15	0.08	0.52	0.60	(0.06)	(0.16)	(0.22)	—	(d)
Year ended 3/31/2004	6.98	0.02	4.24	4.26	(0.01)	(0.08)	(0.09)	—	(d)
Year ended 3/31/2003	8.36	0.04	(1.42)	(1.38)	—	—	—	—
Year ended 3/31/2002	8.03	(0.01)	0.34	0.33	—	—	—	—

										Without waivers and/or expense reimbursements
	Net asset value end of period	Total return(b)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
Marsico International Opportunities Fund
Class A Shares
Year ended 3/31/2006(c)	$14.67	35.26%		$150,043	1.34	%(e)(g)	0.74%		118%	1.34	%(e)
Year ended 3/31/2005	11.41	5.24		52,794	1.37	(e)(g)	0.47		165	1.37	(e)
Year ended 3/31/2004	11.05	60.87		19,785	1.42	(e)	(0.04)		121	1.42	(e)
Year ended 3/31/2003	6.93	(16.71)		2,272	1.73	(e)	0.33		193	2.05	(e)
Year ended 3/31/2002	8.32	3.87		1,526	1.67	(e)(g)	(0.33)		307	4.27	(e)
Class B Shares
Year ended 3/31/2006(c)	$14.17	34.22%		$28,883	2.09	%(e)(g)	0.12%		118%	2.09	%(e)
Year ended 3/31/2005	11.05	4.45		16,618	2.12	(e)	(0.28)		165	2.12	(e)
Year ended 3/31/2004	10.75	59.77		8,905	2.17	(e)	(0.79)		121	2.17	(e)
Year ended 3/31/2003	6.79	(17.40)		2,782	2.48	(e)	(0.42)		193	2.80	(e)
Year ended 3/31/2002	8.22	3.14		1,951	2.42	(e)(g)	(1.08)		307	5.02	(e)
Class C Shares
Year ended 3/31/2006(c)	$14.18	34.32%		$46,365	2.09	%(e)(g)	0.05%		118%	2.09	%(e)
Year ended 3/31/2005	11.05	4.45		19,530	2.12	(e)	(0.28)		165	2.12	(e)
Year ended 3/31/2004	10.75	59.53		8,331	2.17	(e)	(0.79)		121	2.17	(e)
Year ended 3/31/2003	6.80	(17.27)		869	2.48	(e)	(0.42)		193	2.80	(e)
Year ended 3/31/2002	8.22	3.14		869	2.42	(e)(g)	(1.08)		307	5.02	(e)
Class R Shares
Period ended 3/31/2006(h)	$14.67	6.61	%(i)	$11	1.64%(e)(f)(g)		(0.30	)%(f)	118%	1.64	%(e)(f)
Class Z Shares
Year ended 3/31/2006(c)	$14.83	35.53%		$1,744,737	1.09	%(e)(g)	1.08%		118%	1.09	%(e)
Year ended 3/31/2005	11.53	5.55		991,889	1.12	(e)	0.72		165	1.12	(e)
Year ended 3/31/2004	11.15	61.25		509,262	1.17	(e)	0.21		121	1.17	(e)
Year ended 3/31/2003	6.98	(16.51)		95,093	1.48	(e)	0.58		193	1.80	(e)
Year ended 3/31/2002	8.36	4.11		2,700	1.42	(e)(g)	(0.08)		307	4.02	(e)

(a)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(d)  Amount represents less than $0.01 per share.

(e)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(f)  Annualized.

(g)  The effect of interest expense on the operating expense ratio was less than 0.01%.

(h)  Class R shares commenced operations on January 23, 2006.

(i)  Not annualized.

See Accompanying Notes to Financial Statements.

50

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

51

Columbia Funds

Notes to financial statements  March 31, 2006

Note 1.  Organization

Columbia Funds Series Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following portfolios of the Trust (each a "Fund" and collectively, the "Funds"):

Fund Name	Former Fund Name
Columbia Global Value Fund	Nations Global Value Fund

Columbia International Value Fund	Nations International Value Fund

Columbia Multi-Advisor International Equity Fund	Nations International Equity Fund

Columbia Marsico International Opportunities Fund	Nations Marsico International Opportunities Fund

On September 23, 2005, Nations Funds Trust was renamed Columbia Funds Series Trust. Also on that date, each of the Funds (formerly known as the "Nations Funds") presented in these financial statements was renamed as disclosed above.

Investment goals: Columbia Global Value Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries. Columbia International Value Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries. Columbia Multi-Advisor International Equity Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries. Columbia Marsico International Opportunities Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

Columbia International Value Fund (the "Feeder Fund") seeks to achieve its investment objective by investing substantially all of its assets in Columbia International Value Master Portfolio (the "Master Portfolio"). The Master Portfolio is a series of Columbia Funds Master Investment Trust (the "Master Trust"). The Master Portfolio has the same investment objective as that of the Feeder Fund. The value of the Feeder Fund's investments in the Master Portfolio included in the Statement of assets and liabilities reflects the Feeder Fund's proportionate beneficial interests in the net assets of the Master Portfolio (87.1% for the Master Portfolio at March 31, 2006). The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Other funds not registered under the 1940 Act and managed by Columbia Management Advisors, LLC, whose financial statements are not presented here, also invest in the Master Portfolio.

Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund also operate in a master-feeder structure. These Funds seek to achieve their investment objective by investing substantially all of their assets in Columbia Multi-Advisor International Equity Master Portfolio and Columbia Marsico International Opportunities Master Portfolio respectively, which have the same investment objective as their corresponding feeder fund. Columbia Multi-Advisor International Equity Master Portfolio and Columbia Marsico International Opportunities Master Portfolio are each a series of the Master Trust. Because the value of these Funds' investment in their respective master portfolio as of and for the year ended March 31, 2006 represented substantially all of the beneficial interests in their respective master portfolio, the financial statements for Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund reflect the consolidation of the respective master portfolio. Separate financial statements for Columbia Multi-Advisor International Equity Master Portfolio and Columbia Marsico International Opportunities Master Portfolio have not been prepared and references in this report to Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund should be read to include references to the corresponding master portfolios.

On September 23, 2005, Nations International Value Master Portfolio, Nations International Equity Master Portfolio and Nations Marsico International Opportunities Master Portfolio were renamed Columbia International Value Master Portfolio, Columbia Multi-Advisor International Equity Master Portfolio and Columbia Marsico International Opportunities Master Portfolio, respectively.

Fund shares:  Columbia Global Value Fund and Columbia International Value Fund each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Class R shares were initially offered on January 23, 2006. Subject to certain limited exceptions, Columbia Global Value Fund and Columbia International Value Fund are no longer accepting new investments from current or prospective investors. Please see the Funds'

52

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

current prospectus for more information. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class. On August 22, 2005, Investor A, Investor B, Investor C and Primary A shares of the Funds were redesignated Class A, Class B, Class C and Class Z shares, respectively.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain amounts have been reclassified in the 2005 schedules of capital stock activity to conform to the current year financial statement presentations. These changes have no effect on net assets. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security valuation: Securities traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other open end investment companies are valued at net asset value.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. An independent fair value pricing service assists in the fair valuation process for funds that primarily invest in international securities. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

53

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

Income recognition: Interest income is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged directly to such Fund or class.

The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

Distributions to shareholders: Distributions from net investment income are declared and paid annually for each of the Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax status: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, non-deductible net operating losses, distribution reclassifications, reclassifications of gains

54

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

due to sales of passive foreign investment companies, allocations of realized gains due to tax rules and redemption based payments treated as dividend paid deductions were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Global Value Fund	$(118,060)	$118,060	$—
Columbia International Value Fund	(254,004)	(805,034)	1,059,038
Columbia Multi-Advisor International Equity Fund	(673,484)	967,431	(293,947)
Columbia Marsico International Opportunities Fund	(450,241)	450,241	—

Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

	3/31/06		3/31/05
Fund	Ordinary Income*	Long-term Capital Gains	Ordinary Income*	Long-term Capital Gains
Columbia Global Value Fund	$6,930,640	$30,635,223	$10,508,738	$23,066,078
Columbia International Value Fund	72,392,492	309,754,868	45,991,039	131,292,780
Columbia Multi-Advisor International Equity Fund	32,232,139	5,102,840	2,958,106	—
Columbia Marsico International Opportunities Fund	29,464,427	33,023,947	10,939,683	3,569,698

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Global Value Fund	$586,391	$24,436,740	$65,942,440
Columbia International Value Fund	35,803,617	190,264,203	1,067,060,846
Columbia Multi-Advisor International Equity Fund	54,406,003	32,230,984	402,230,353
Columbia Marsico International Opportunities Fund	56,567,069	50,282,284	421,395,095

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and mark-to-market of foreign currency forwards and passive foreign investment companies.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Fund	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)**
Columbia Global Value Fund	$82,912,826	$16,970,366	$65,942,460
Columbia International Value Fund	N/A*	N/A*	N/A*
Columbia Multi-Advisor International Equity Fund	419,901,069	17,670,716	402,230,353
Columbia Marsico International Opportunities Fund	430,622,351	9,227,256	421,395,095

*  See corresponding Master Trust notes to financial statements for tax basis information.

**  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferred wash sale losses and mark-to-market of passive foreign investment companies.

No capital loss carryforwards, determined as of March 31, 2006, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.

55

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

During the year ended March 31, 2006, the following Fund utilized capital losses as follows:

Capital losses utilized
Columbia Multi-Advisor International Equity	$16,110,467

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2006, none of the Funds elected to defer losses occurring between November 1, 2005 and March 31, 2006.

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America N.A., which in turn is a wholly-owned subsidiary of BOA, was the investment advisor to the Funds, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	Fees on Average Net Assets
Fund	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Global Value Fund	0.90%	0.85%	0.80%	0.75%	0.73%	0.71%
Columbia Multi-Advisor International Equity Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%
Columbia Marsico International Opportunities Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

The Feeder Fund indirectly pays for investment advisory and sub-advisory services through its investment in its corresponding Master Portfolio (See Note 4 of Notes to financial statements of the Master Portfolio).

For the year ended March 31, 2006, the effective investment advisory fee rates for the Funds, as a percentage of the Funds' average daily net assets, were as follows:

Fund	Effective Fee Rate
Columbia Global Value Fund	0.90%
Columbia Multi-Advisor International Equity Fund	0.65%
Columbia Marsico International Opportunities Fund	0.80%

Sub-advisory fee: Brandes Investment Partners, LLC ("Brandes") has been retained by Columbia as sub-advisor to Columbia Global Value Fund. As the sub-advisor, Brandes is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee at the annual rate of 0.50% of the first $1 billion of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets exceeding $1 billion.

Columbia Multi-Advisor International Equity Fund is a "multi-manager" fund, which means that it is managed by more than one sub-adviser. Causeway Capital Management LLC ("Causeway") and Marsico Capital Management, LLC ("Marsico") are co-investment sub-advisers of the Fund. Marsico is a wholly-owned subsidiary of BOA. Pursuant to the sub-advisory agreement, Causeway and Marsico are each entitled to receive a fee from Columbia at the maximum annual rate of 0.43% and 0.45%, respectively, of the Fund's average daily net assets that they manage.

Marsico has also been retained by Columbia as sub-advisor to Columbia Marsico International Opportunities Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

56

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

Administration fee: Columbia provides administrative and other services to the Funds. Prior to August 22, 2005, BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of BOA, served as the administrator to the Funds under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Funds.

Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds under the pricing and bookkeeping agreement (described below):

Fund	Annual Fee Rate
Columbia Global Value Fund	0.17%
Columbia International Value Fund	0.17%
Columbia Multi-Advisor International Equity Fund	0.17%
Columbia Marsico International Opportunities Fund	0.22%

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual fee of $38,000 paid monthly. In addition, each of the Funds with the exception of the Feeder Fund pays a monthly fee based on the level of average daily net assets for the month. Columbia Multi-Advisor International Equity Fund also pays a multi-manager fee of $3,000 for each Portfolio Manager managing a portion of the Fund. During any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, for a Fund shall not exceed $140,000. The Funds also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.

Transfer agent fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Effective September 1, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually for Columbia Global Value Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Prior to August 22, 2005, PFPC, Inc. ("PFPC") served as the transfer agent for the Funds' shares and BOA served as the sub-transfer agent for the Class Z shares of the Funds. BOA was entitled to receive from PFPC a fee equal to the costs incurred by BOA in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets

57

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

attributable to the Class Z shares of each Fund. These amounts are included in "Transfer agent fees" on the Statements of operations. For the period ended August 22, 2005, BOA earned sub-transfer agent fees from the Funds as follows:

Fund	Sub-Transfer Agent Fee
Columbia Global Value Fund	$1,414
Columbia International Value Fund	19,765
Columbia Multi-Advisor International Equity Fund	12,108
Columbia Marsico International Opportunities Fund	11,969

Underwriting discounts, service and distribution fees: Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares. Prior to August 22, 2005, BACAP Distributors served as the distributor of the Funds' shares, under the same fee structure. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., which was then renamed Columbia Management Distributors, Inc. For the year ended March 31, 2006, the Distributor has retained net underwriting discounts and net contingent deferred sales charge ("CDSC") fees as follows:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class A	Class B	Class C
Columbia Global Value Fund	$1,620	$—	$67,668	$791
Columbia International Value Fund	2,855	—	139,631	2,133
Columbia Multi-Advisor International Equity Fund	5,798	—	8,160	101
Columbia Marsico International Opportunities Fund	109,552	988	45,212	8,299

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense limits and fee reimbursements: Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

Fund	Annual Rate
Columbia Global Value Fund	1.40%
Columbia Marsico International Opportunities Fund	1.50%

Columbia is entitled to recover from Columbia Global Value Fund any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue after July 31, 2006.

58

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

At March 31, 2006, there were no amounts potentially recoverable by Columbia pursuant to this arrangement.

Fees paid to officers and trustees: All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves), another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

Custody credits: Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Other: Prior to the appointment of State Street as sub-administrator to the Funds, the Funds made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliate" on the Statements of operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees earned by Columbia from the Funds. For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Fund	Advisory Fees (Earned by Columbia)	Administration Fees (Earned by Columbia)
Columbia Global Value Fund	$1,159	$580
Columbia Multi-Advisor International Equity Fund	8,909	4,455
Columbia Marsico International Opportunities Fund	7,789	3,894

Note 5.  Portfolio information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

Fund	Purchases	Sales
Columbia Global Value Fund	$60,548,986	$143,409,967
Columbia Multi-Advisor International Equity Fund	1,359,620,765	1,081,165,097
Columbia Marsico International Opportunities Fund	2,000,251,797	1,613,725,583

Note 6.  Shares of beneficial interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

59

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

Class B shares generally convert automatically to Class A shares according to the following schedule:

Class B shares purchased:		Will convert to Class A shares after:
—	after November 15, 1998	Eight years

—	between August 1, 1997 and November 15, 1998

	$0 - $249,999	Nine years

	$250,000 - $499,999	Six years

	$500,000 - $999,999	Five years

—	before August 1, 1997	Nine years

As of March 31, 2006, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Global Value Fund	1	27.0%
Columbia International Value Fund	1	43.3
Columbia Multi-Advisor International Equity Fund	2	89.1
Columbia Marsico International Opportunities Fund	1	75.5

In addition, as of March 31, 2006, several of the Funds had other shareholders that held greater than 5% of the shares outstanding and Bank of America and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Global Value Fund	1	22.5%
Columbia International Value Fund	2	18.1

Note 7.  Redemption fees

The Funds are also entitled to a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another fund) within 90 days of their purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading in and out of funds. The redemption fees are included as an increase to Paid-in capital on the Statements of assets and liabilities and as a decrease to Shares redeemed in the Schedules of capital stock activity. Redemption fees are allocated to each class based on relative net assets at the time of the redemption. For the year ended March 31, 2006, the Funds received the following in redemption fees:

	Redemption Fee
Fund	Class A	Class B	Class C	Class Z
Columbia Global Value Fund	$2,080	$561	$1,626	$2,142
Columbia International Value Fund	6,562	791	1,155	17,958
Columbia Multi-Advisor International Equity Fund	1,967	357	167	83,098
Columbia Marsico International Opportunities Fund	4,422	1,085	1,499	67,413

Note 8.  Line of credit

The Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating fund based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund.

60

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

Prior to August 22, 2005, the Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating fund maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

For the year ended March 31, 2006, the average daily loan balance outstanding and the weighted average interest rates for the Funds that participated in these arrangements were as follows:

	Average Borrowings	Weighted Average Interest Rates
Columbia Global Value Fund	$63,014	4.98%
Columbia International Value Fund	291,257	3.58
Columbia Marsico International Opportunities Fund	86,819	3.56

Note 9.  Securities lending

Prior to the appointment of State Street as custodian to the Funds, the Funds were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by each Fund from securities lending is included in its Statement of Operations. The Board of Trustees has approved a securities lending program with State Street. As of March 31, 2006, the Funds did not have any securities on loan.

Note 10.  Other related party transactions

During the year ended March 31, 2006, Columbia Global Value Fund used Bank of America Securities, a wholly-owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the year were $6,316.

Note 11.  Disclosure of significant risks and contingencies

Foreign securities: There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal proceedings:  On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent

61

Columbia Funds

Notes to financial statements (continued)  March 31, 2006

Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action – Mehta v AIG Sun America Life Assurance Company – involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

For the year ended March 31, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred in connection with these matters as follows:

Fund	Non-Recurring Costs
Columbia International Value Fund	$2,228,554
Columbia Multi-Advisor International Equity Fund	915,341

62

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust (formerly Nations Funds Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Value Fund (formerly Nations Global Value Fund), Columbia International Value Fund (formerly Nations International Value Fund), Columbia Multi-Advisor International Equity Fund (formerly Nations International Equity Fund) and Columbia Marsico International Opportunities Fund (formerly Nations Marsico International Opportunities Fund) (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

63

Columbia Funds

Tax information  (unaudited)

Columbia Global Value Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $55,071,963.

Foreign taxes paid during the fiscal year ended March 31, 2006, amounting to $614,606 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2006.

Gross income derived from sources within foreign countries amounted to $1,978,795 for the fiscal year ended March 31, 2006.

67.34% of the ordinary income (including short-term capital gains) earned by the Fund, or the maximum amount allowable for the year ended March 31, 2006 qualified for the corporate dividends received deduction.

For non-corporate shareholders 85.72% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

Columbia International Value Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $501,000,000.

Foreign taxes paid during the fiscal year ended March 31, 2006, amounting to $9,905,189 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2006.

Gross income derived from sources within foreign countries amounted to $105,700,000 for the fiscal year ended March 31, 2006.

For non-corporate shareholders 98.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

Columbia Multi-Advisor International Equity Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $37,333,824.

Foreign taxes paid during the fiscal year ended March 31, 2006, amounting to $2,111,922 are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2006.

Gross income derived from sources within foreign countries amounted to $23,533,679 for the fiscal year ended March 31, 2006.

For non-corporate shareholders 90.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

Columbia Marsico International Opportunities Fund

For the fiscal year ended March 31, 2006, the Fund designates long-term capital gains of $83,306,231.

Foreign taxes paid during the fiscal year ended March 31, 2006, amounting to $1,577,080 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2006.

Gross income derived from sources within foreign countries amounted to $21,581,458 for the fiscal year ended March 31, 2006.

For non-corporate shareholders 75.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

64

Columbia Funds Master Investment Trust

Columbia International Value Master Portfolio

  March 31, 2006

The following pages should be read in conjunction with Columbia International Value Fund's annual report.

65

Columbia Funds Master Investment Trust

Columbia International Value Master Portfolio

Investment portfolio  March 31, 2006

Shares		Value ($)
	Common stocks — 98.4%
	Consumer discretionary — 11.9%
	Automobiles — 4.1%
1,113,800	DaimlerChrysler AG, Registered Shares	63,914,036
423,162	Regie National Usines Renault	44,915,215
997,598	Volkswagen AG	75,238,269
		184,067,520
	Hotels, restaurants & leisure — 0.8%
8,427,100	Compass Group PLC	33,392,618
	Household durables — 0.9%
897,900	Sony Corp.	41,404,381
	Leisure equipment & products — 2.0%
2,659,905	Fuji Photo Film Co., Ltd.	88,829,703
	Media — 1.7%
1,083,100	British Sky Broadcasting Group PLC	10,142,593
31,616,600	ITV PLC	65,508,812
		75,651,405
	Multiline retail — 2.4%
1,837,780	Marks & Spencer Group PLC, ADR	106,131,795
		529,477,422
	Consumer staples — 14.9%
	Food & staples retailing — 5.9%
824,660	Carrefour SA	43,801,962
252,730	Carrefour SA(b)	13,423,799
7,383,700	Koninklijke Ahold NV(a)	57,578,007
4,922,466	Koninklijke Ahold NV(a)(b)	38,385,332
33,464,965	William Morrison Supermarkets PLC	110,474,683
		263,663,783
	Food products — 6.9%
483,200	Nestle SA, Registered Shares	143,458,104
1,193,868	Unilever NV	82,771,975
8,125,500	Unilever PLC	83,080,669
		309,310,748
	Tobacco — 2.1%
26,330	Japan Tobacco, Inc.	92,545,523
		665,520,054
	Financials — 20.0%
	Commercial banks — 12.1%
3,236,850	ABN AMRO Holding NV, ADR	96,717,078
12,116,186	Banca Intesa S.p.A.	72,328,455
2,622,400	Banco Santander Central Hispano SA	38,322,798
263,453	DBS Group Holdings Ltd., ADR	10,617,156
8,994,000	DBS Group Holdings Ltd., ADR(b)	90,598,361

Shares		Value ($)
	Commercial banks — (continued)
5,669,861	Mitsubishi US Financial Group, Inc., ADR	86,238,586
13,094,400	Overseas Chinese Banking Corp., Ltd.	54,242,056
12,296,900	UniCredito Italiano S.p.A	88,685,314
		537,749,804
	Diversified financial services — 0.7%
1,742,900	Jardine Matheson Holdings Ltd., ADR	32,069,360
	Insurance — 6.8%
3,952,734	Aegon NV	72,992,603
2,725	Millea Holdings, Inc. Tokyo	53,785,215
3,200,000	Mitsui Sumitomo Insurance Co., Ltd.	43,551,335
18,396,200	Royal & Sun Alliance Insurance Group PLC	44,166,471
22,958,200	Royal & Sun Alliance Insurance Group PLC(b)	55,119,137
1,382,086	Zurich Financial Services AG, ADR(a)	32,271,708
		301,886,469
	Thrifts & mortgage finance — 0.4%
253,261	Hypo Real Estate Holding AG, ADR	17,377,706
		889,083,339
	Health care — 8.6%
	Pharmaceuticals — 8.6%
4,007,200	Daiichi Sankyo Co., Ltd.	91,331,188
3,094,700	GlaxoSmithKline PLC	80,837,797
1,486,700	Ono Pharmaceutical Co., Ltd.	69,998,301
715,186	Sanofi-Aventis	68,051,695
556,100	Schering AG	57,843,833
26,000	Taisho Pharmaceutical Co., Ltd.	524,574
274,000	Takeda Pharmaceutical Co., Ltd.	15,610,814
		384,198,202
	Industrials — 3.6%
	Aerospace & defense — 0.9%
13,599,000	Bombardier, Inc., Class B	39,591,215
	Commercial services & supplies — 0.7%
2,827,200	Contax Participacoes SA, ADR	3,542,764
1,509,000	Dai Nippon Printing Co., Ltd.	27,312,580
		30,855,344
	Industrial conglomerates — 1.2%
1,990,648	Tyco International Ltd.	53,508,618
	Machinery — 0.8%
306,686	Heidelberger Druckmaschinen AG(b)	13,528,487

See Accompanying Notes to Financial Statements.

66

Columbia Funds Master Investment Trust

Columbia International Value Master Portfolio

Investment portfolio (continued)  March 31, 2006

Shares		Value ($)
	Machinery — (continued)
23,160,268	Invensys PLC(a)(b)	9,256,575
18,541,415	Invensys PLC, ADR(a)	14,091,475
		36,876,537
		160,831,714
	Information technology — 7.7%
	Communications equipment — 3.3%
2,911,400	Alcatel SA(a)	44,891,831
3,835,200	Alcatel SA, ADR(a)	59,062,080
13,732,700	Nortel Networks Corp.(a)	41,884,735
		145,838,646
	Electronic equipment & instruments — 1.9%
1,199,825	Hitachi Ltd., ADR	84,959,608
	Semiconductors & semiconductor equipment — 2.5%
2,234,600	Infineon Technologies AG(a)	22,027,668
1,255,700	Infineon Technologies AG(a)(b)	13,885,418
1,321,200	STMicroelectronics NV	24,360,079
84,760,000	United Microelectronics Corp.	53,375,348
		113,648,513
		344,446,767
	Materials — 2.7%
	Chemicals — 2.4%
1,040,500	Akzo Nobel NV	55,186,832
970,000	Akzo Nobel NV, ADR	51,167,500
		106,354,332
	Metals & mining — 0.3%
895,401	Corus Group PLC, ADR	13,744,405
		120,098,737
	Telecommunication services — 21.2%
	Diversified telecommunication services — 20.1%
241,760	Brasil Telecom Participacoes SA, ADR	8,773,470
1,152,030	BT Group PLC, ADR	44,721,805
2,878,864	Compania Anonima Nacional Telefonos de Venezuela, ADR(c)	60,974,339
6,010,800	Deutsche Telekom AG, ADR	101,101,656
2,249,000	Deutsche Telekom AG, Registered Shares	37,905,630
517,600	France Telecom SA	11,631,565
2,914,300	KT Corp., ADR	62,074,590
2,571,180	Nippon Telegraph & Telephone Corp., ADR	55,408,929
8,194,176	Portugal Telecom SGPS SA, ADR	100,132,831
2,291,700	Swisscom AG, ADR	74,159,412
2,164,000	Tele Norte Leste Participacoes SA, ADR	36,095,520

Shares		Value ($)
	Diversified telecommunication services — (continued)
1,524,800	Telecom Corp. of New Zealand Ltd., ADR	41,657,536
10,039,010	Telecom Italia S.p.A.	26,692,086
1,649,181	Telecom Italia S.p.A., ADR	48,156,085
663,200	Telecomunicacoes Brasileiras SA, ADR	22,595,224
2,382,881	Telefonica SA, ADR	111,923,921
2,377,840	Telefonos de Mexico SA de CV, ADR, Class L	53,453,843
		897,458,442
	Wireless telecommunication services — 1.1%
1,448,339	SK Telecom Co. Ltd., ADR	34,166,317
57,077	SK Telecom Co., Ltd.	11,297,141
61,418	Tim Participacoes SA, ADR	2,274,309
426,217	Vivo Participacoes SA(a)	1,824,209
		49,561,976
		947,020,418
	Utilities — 7.8%
	Electric utilities — 7.8%
8,804,137	Centrais Electricas Brasileiras SA, ADR	98,420,567
1,028,540	Electricite de France(a)	58,338,847
1,218,160	Electricite de France(a)(b)	69,094,104
5,657,650	Korea Electric Power Corp., ADR	122,205,240
		348,058,758
	Total common stocks (Cost of $3,321,674,565)	4,388,735,411
	Short-term obligation — 1.0%
44,789,000	Repurchase agreement with State Street Bank & Trust Co. dated 03/31/06, due 04/03/06 at 4.370%, collateralized by a U.S. Treasury Note maturing 03/31/08, market value of $45,688,025 (repurchase proceeds $44,805,311)	44,789,000
	Total short-term obligation (Cost of $44,789,000)	44,789,000

Total investments (Cost of $3,366,463,565)(d)	99.4%	4,433,524,411
Other assets & liabilities, net	0.6%	25,605,063
Net assets	100.0%	4,459,129,474

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $303,291,213, which represents 6.8% of net assets.

See Accompanying Notes to Financial Statements.

67

Columbia Funds Master Investment Trust

Columbia International Value Master Portfolio

Investment portfolio (continued)  March 31, 2006

(c)  Investments in affiliates as of March 31, 2006:
Security name: Compania Anonima Nacional Telefonos de Venezuela, ADR

Shares as of 03/31/05:	2,878,864
Shares purchased:	—
Shares sold:	—
Shares as of 03/31/06:	2,878,864
Net realized gain/loss:	$—
Dividend income earned:	$4,556,119
Value at end of period:	$60,974,339

(d)  Cost for federal income tax purposes is $3,366,463,565.

The Master Portfolio was invested in the following countries at March 31, 2006:

Summary of Securities by Country	Value ($)	% of Total Investments
Japan	$751,500,736	17.0%
United Kingdom	670,668,835	15.1
Netherlands	479,159,406	10.8
France	413,211,099	9.3
Germany	402,822,703	9.1
Switzerland	249,889,224	5.6
Italy	235,861,941	5.3
South Korea	229,743,288	5.2
Singapore	187,526,933	4.2
Brazil	173,526,064	3.9
Spain	150,246,716	3.4
Portugal 100,132,831 2.3 Canada	81,475,950	1.8
Venezuela	60,974,340	1.4
Bermuda	53,508,618	1.2
Mexico	53,453,843	1.2
Taiwan	53,375,348	1.2
United States*	44,789,000	1.0
New Zealand	41,657,536	1.0
	$4,433,524,411	100.0%

*  Includes Short-Term Obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

68

Columbia Funds Master Investment Trust

Statement of assets and liabilities  March 31, 2006

Columbia International Value Master Portfolio($)
Assets:
Unaffiliated investments, at identified cost	3,322,040,460
Affiliated investments, at identified cost	44,423,105
Total investments, at identified cost	3,366,463,565
Unaffiliated investments, at value	4,372,550,072
Affiliated investments, at value	60,974,339
Total investments, at value	4,433,524,411
Cash	52
Foreign currency (cost of $390,668)	392,457
Receivable for:
Investments sold	13,038,249
Interest	5,437
Dividends	14,273,045
Foreign tax reclaim	930,296
Total assets	4,462,163,947
Liabilities:
Payable for:
Investment advisory fee	2,712,477
Administration fee	172,876
Trustees' fees	43,862
Pricing and bookkeeping fee	14,864
Custody fee	47,260
Other liabilities	43,134
Total liabilities	3,034,473
Net assets	4,459,129,474

See Accompanying Notes to Financial Statements.

69

Statement of operations

For the Year Ended March 31, 2006

Columbia International Value Master Portfolio($)
Net investment income
Income:
Dividends (Net of foreign withholding taxes of $11,617,259)	104,806,980
Dividends from affiliates	5,085,144
Interest	1,573,805
Securities lending	802,358
Total income	112,268,287
Expenses:
Investment advisory fee	30,530,833
Administration fee	2,038,001
Trustees' fees	16,753
Pricing and bookkeeping expense	69,374
Custody fee	670,086
Other expenses	175,452
Total operating expenses	33,500,499
Interest expense	47,517
Total expenses	33,548,016
Custody earnings credit	(22,583)
Net expenses	33,525,433
Net investment income	78,742,854
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	484,632,513
Foreign currency transactions	(1,165,653)
Net realized gain	483,466,860
Net change in unrealized appreciation (depreciation) on:
Investments	374,143,225
Foreign currency translations	(58,362)
Net change in unrealized appreciation (depreciation)	374,084,863
Net gain	857,551,723
Net increase resulting from operations	936,294,577

See Accompanying Notes to Financial Statements.

70

Columbia Funds Master Investment Trust

Statement of changes in net assets

	Columbia International Value Master Portfolio
	Year Ended March 31, 2006($)	Year Ended March 31, 2005($)
Increase (decrease) in net assets
Operations:
Net investment income	78,742,854	64,345,616
Net realized gain on investments and foreign currency transactions	483,466,860	357,765,195
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	374,084,863	120,463,709
Net increase resulting from operations	936,294,577	542,574,520
Contributions	274,115,210	242,589,000
Withdrawals	(1,035,528,313)	(604,410,000)
Net increase (decrease) in net assets	174,881,474	180,753,520
Net assets:
Beginning of period	4,284,248,000	4,103,494,480
End of period	4,459,129,474	4,284,248,000

See Accompanying Notes to Financial Statements.

71

Financial highlights

					Without waivers and/or expense reimbursements
	Total return	Ratio of operating expenses to average net assets(a)(b)	Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets(a)
International Value Master Portfolio:
Year ended 3/31/2006	24.88%	0.80%	1.88%	20%	0.80%
Year ended 3/31/2005	13.85	0.86	1.57	21	0.91
Year ended 3/31/2004	79.88	0.90	1.34	15	0.96
Year ended 3/31/2003	(28.54)	0.90	1.45	25	0.96
Year ended 3/31/2002	0.08	0.93	1.61	19	0.96

(a)  The effect of the custodial expense offset (see note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

See Accompanying Notes to Financial Statements.

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Notes to financial statements  March 31, 2006

Note 1.  Organization

Columbia Funds Master Investment Trust (the "Master Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains only to Columbia International Value Master Portfolio (the "Master Portfolio").

The following investors were invested in the Master Portfolio at March 31, 2006:

Columbia International Value Master Portfolio:
Columbia International Value Fund	87.1%
Nations International Value Fund (Offshore)	1.2%
Banc of America Capital Management Funds I, LLC — International Value Fund	11.7%

On September 23, 2005, Nations Master Investment Trust was renamed Columbia Funds Master Investment Trust. Also on that date, Nations International Value Master Portfolio and Nations International Value Fund were renamed Columbia International Value Master Portfolio and Columbia International Value Fund, respectively.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio in the preparation of their financial statements.

Security valuation:  Securities traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Master Portfolio's net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. An independent fair value pricing service assists in the fair valuation process for funds that primarily invest in international securities. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase agreements: The Master Portfolio may engage in repurchase agreement transactions with institutions that the Master Portfolio's investment advisor has determined are creditworthy. The Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Foreign currency transactions: The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts

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Notes to financial statements (continued)  March 31, 2006

actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Income recognition: Interest income is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Master Portfolio is informed of the ex-dividend date. Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Master Portfolio are charged directly to the Master Portfolio.

Federal income tax status: The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invest.

Indemnification: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents, the Trustees and Officers of the Master Trust are indemnified against certain liabilities that may arise out of their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Master Portfolio	$1,245,046,282	$177,985,436	$1,067,060,846

Note 4.  Fees and Compensation Paid to Affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Master Portfolio. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America N.A., which in turn is a wholly-owned subsidiary of BOA, was the investment advisor to the Master Portfolio, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of the Master Portfolio at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.85%
$500 million to $1 billion	0.80%
$1 billion to $1.5 billion	0.75%
$1.5 billion to $3 billion	0.70%
$3 billion to $6 billion	0.68%
Over $6 billion	0.66%

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Notes to financial statements (continued)  March 31, 2006

For the year ended March 31, 2006, the effective investment advisory fee rate for the Master Portfolio was 0.73% of the Master Portfolio's average daily net assets.

Sub-advisory fee: Brandes Investment Partners, LLC ("Brandes") has been retained by Columbia as sub-advisor to the Master Portfolio. As the sub-advisor, Brandes is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee at the annual rate of 0.50% of the Master Portfolio's average daily net assets.

Administration fee: Columbia provides administrative and other services to the Master Portfolios. Prior to August 22, 2005, BACAP Distributors, LLC, a wholly-owned subsidiary of BOA, served as the administrator to the Master Portfolio under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Master Portfolio. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA. Columbia Funds Distributor, Inc, was then renamed Columbia Management Distributors, Inc.

Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.05% of the Master Portfolio's average daily net assets less the fees payable by the Master Portfolio under the pricing and bookkeeping agreement (described below).

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Master Portfolio under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Master Portfolio, Columbia receives from the Master Portfolio an annual fee of $38,000 paid monthly. In addition, the Master Portfolio pays a monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000. The Master Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Master Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.

Expense limits and fee reimbursements: Columbia has voluntarily agreed to limit total annual operating expenses to 0.90% of the Master Portfolio's average daily net assets. There is no guarantee that this limitation will continue.

Fees paid to officers and trustees: All officers of the Master Portfolio, with the exception of the Master Portfolio's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves), a portfolio of Columbia Funds Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

Custody credits: The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

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Columbia Funds Master Investment Trust

Notes to financial statements (continued)  March 31, 2006

Other: Prior to the appointment of State Street as sub-administrator to the Master Portfolio the Master Portfolio made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Columbia Funds Series Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by the Master Portfolio from such investments is included as "Dividends from affiliates" in the Statement of operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees earned by Columbia from the Master Portfolio. For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

	Advisory Fees (Earned by Columbia)	Administration Fees (Earned by Columbia)
Master Portfolio	$17,656	$8,828

Note 5.  Portfolio information

The aggregate cost of purchases and proceeds from sales of securities excluding short-term obligations, for the year ended March 31, 2006 were $868,495,443 and $1,586,335,212, respectively.

Note 6.  Line of credit

The Master Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating master portfolio based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating master portfolio based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statement of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating master portfolio.

Prior to August 22, 2005, the Master Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating master portfolio maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

During the year ended March 31, 2006, the average daily loan balance outstanding and the weighted average interest rates for the Master Portfolio were as follows:

	Average Amount Outstanding	Average Interest Rate
Master Portfolio	$1,072,562	4.43%

Note 7.  Securities lending

Prior to the appointment of State Street as custodian to the Master Portfolio, the Master Portfolio was allowed to lend its securities to certain approved brokers, dealers and other financial institutions. The income earned by the Master Portfolio from securities lending is included in its Statement of Operations. The Board of Trustees has approved a securities lending program with State Street. As of March 31, 2006 the Master Portfolio did not have any securities on loan.

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Columbia Funds Master Investment Trust

Notes to financial statements (continued)  March 31, 2006

Note 8.  Disclosure of Significant Risks and Contingencies

Foreign securities: There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Master Portfolio to meet its obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum

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Columbia Funds Master Investment Trust

Notes to financial statements (continued)  March 31, 2006

threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

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Columbia Funds Master Investment Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Master Investment Trust (formerly Nations Master Investment Trust)

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (formerly Nations International Value Master Portfolio) (constituting part of Columbia Funds Master Investment Trust, hereafter referred to as the "Portfolio") at March 31, 2006, the results of its operations for the year then ended, the change in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

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Columbia Funds Master Investment Trust

Fund governance

Trustees

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

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Columbia Funds Master Investment Trust

Fund governance (continued)

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from (Month/Year) to (Month), 2002; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Columbia Funds Master Investment Trust

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees of Columbia Funds Series Trust and Columbia Master Investment Trust (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Global Value Fund, Columbia International Value Master Portfolio, Columbia Multi-Advisor International Equity Master Portfolio and Columbia Marsico International Opportunities Master Portfolio; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital") for Columbia Marsico International Opportunities Master Portfolio and Columbia Multi-Advisor International Equity Master Portfolio; (iii) an investment sub-advisory agreement with Brandes Investment Partners, L.P. ("Brandes") for Columbia Global Value Fund and Columbia International Value Master Portfolio; and (iv) investment sub-advisory agreements with Causeway Capital Management LLC ("Causeway Capital") for Columbia Multi-Advisor International Equity Master Portfolio. Causeway Capital, together with Brandes and Marsico Capital, are hereafter referred to as (the "Sub-Advisers"). The investment advisory agreements with CMA and the investment sub-advisory agreements with the Sub-Advisers are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 16-17, 2005, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The Boards also received and considered general information regarding the types of services investment advisers provide other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Advisers were made available to the Boards, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of CMA and the Sub-Advisers. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Boards received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of the Funds, CMA and the Sub-Advisers. The Boards considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Boards also considered the Funds' Chief Compliance Officer's report and recommendations.

The Boards evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Boards considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Boards concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

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Board Consideration and Re-Approval of Investment Advisory

and Sub-Advisory Agreements (continued)

Fund Performance and Expenses

The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Boards also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and the expense and performance rankings of each Fund in the Lipper data, CMA apprised the Boards of individual characteristics (such as: poor rankings in terms of management fees, overall expenses or performance or a combination of below-average to poor performance and below-average to poor management fee and expense rankings) of any Fund that they believed warranted further investigation by the Boards.

The Boards considered the impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Boards reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Boards also noted reductions in Net Advisory Rates and/or total expenses of certain Funds, including in conjunction with certain recent Fund mergers. The Boards also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Boards received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting accepted criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of the Columbia Marsico International Opportunities Master Portfolio because its Net Advisory Rate and investment performance over some periods were appreciably outside of the median range of its Peer Group. However, the Boards noted factors such as a total expense ratio that was lower than the median of its Peer Group and performance over other periods that was not appreciably outside the median range of its Peer Group, that outweighed the factors noted above. The Boards also engaged in further review of the Columbia Global Value Fund because its Net Advisory Rate was appreciably higher than the median of its Peer Group. However, the Boards noted factors such as the strong performance of the Fund over all measurement periods and a

83

Columbia Funds Master Investment Trust

Board Consideration and Re-Approval of Investment Advisory

and Sub-Advisory Agreements (continued)

total expense ratio that was not appreciably outside the median range of its Universe, that outweighed the factors noted above.

The Boards also reviewed and considered a report prepared and provided by Eric Sirri, the Independent Fee Consultant to the Funds appointed pursuant to the NYAG Settlement. Mr. Sirri's report included information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

The Boards concluded that the factors noted above, and other factors, supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital, Brandes and Causeway Capital, which serve as Sub-Adviser to certain of the Funds. The Boards concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability

The Boards received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including institutional investors. The Boards concluded that, where the Advisory Agreement Rates, Sub-Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Advisers

The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls

84

Columbia Funds Master Investment Trust

Board Consideration and Re-Approval of Investment Advisory

and Sub-Advisory Agreements (continued)

applicable to brokerage allocation procedures. The Boards also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

As discussed above, the Boards review materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards review reports of CMA and the Sub-Advisers at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Boards confer with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Boards concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

85

Summary of management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance
between the Office of Attorney General of New York State and
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.
November 17, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Nations Funds, only if the Independent Members (as such term is defined in the AOD) of the Nations Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Nations Funds. This report is the annual written evaluation of the Nations Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.2

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Nations Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the [Nations] Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a [Nations] Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the [Nations] Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Nations Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Nations Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Nations Funds and comparable non- Nations Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC, which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

2  CMG is in the process of renaming the Nations Funds. Throughout this report, unless otherwise noted, the names "Nations Funds" and "Columbia Funds" will be used interchangeably.

86

Summary of management Fee Evaluation By Independent Fee Consultant (continued)

Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Nations Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved. In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates....

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Nations Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Nations Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Nations Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of the CMG staff to gain an understanding of the organizational structure and personnel involved in running the Nations fund family. Exhibit 1 lists the CMG staff that I or consultants retained by me have had contact with over the past four months.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management

87

Summary of management Fee Evaluation By Independent Fee Consultant (continued)

have discussed issues relating to management agreements and performance of Nations Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Nations Funds met in advance of the October Section 15(c) contact approval meeting to review certain fee, performance and other data for the Nations Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Nations Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee/performance "screens." The seven screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Negative ranking for 1-year performance vs. actual management fee category;

e. Negative ranking for 1-year performance vs. total expense category;

f. Negative ranking for 3-year performance vs. actual management fee category;

g. Negative ranking for 3-year performance vs. total expense category.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Nations Funds.

IV. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Nations Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Nations Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Nations Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 57.57 percent of Nations Funds have performance higher than the median of their respective Lipper performance universe, and 53.97 percent of Nations Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Nations Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Nations Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 71.21 percent of Nations Funds have expenses below the median of their Lipper expense universe, and 71.21 percent of Nations Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Nations Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often through the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings for funds in non-advisory expenses.

88

Summary of management Fee Evaluation By Independent Fee Consultant (continued)

4. Profitability to CMG of the individual funds ranges widely and the overall profitability to CMG of its relationship with the Nations Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary for me to better assess fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Nations Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 56.36 (31 out of 55) of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing. My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

89

COLUMBIA FUNDS

Columbia Funds

Growth funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed fund	Columbia Tax-Managed Growth Fund

Specialty funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

Taxable Bond funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

90

Columbia Funds

Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds	Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Funds

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street
Boston MA 02110

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia International/Global Stock Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

93

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an
e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia International/Global Stock Funds Annual Report, March 31, 2006

Columbia Management.

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

SHC-42/109423-0306 (05/06) 06/11250

Government & Corporate
Bond Funds

Columbia Total Return
Bond Fund

(formerly Nations Bond Fund)

Columbia Short Term
Bond Fund

(formerly Nations Short-Term
Income Fund)

Columbia Intermediate
Core Bond Fund

(formerly Nations Intermediate
Bond Fund)

Columbia High Income Fund

(formerly Nations High Yield Bond Fund)

Annual report for the period ended
March 31, 2006

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Columbia Funds. This material must be preceded or accompanied by a current Columbia Funds prospectus.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, LLC (CMA) is an SEC-registered investment advisor, an indirect wholly owned subsidiary of Bank of America Corporation and part of Columbia Management Group, LLC.

Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Letter

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure — the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal.1

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

1Past performance is no guarantee of future results.

Portfolio commentary

Columbia Total Return Bond Fund	3

Columbia Short Term Bond Fund	9

Columbia Intermediate Core Bond Fund	14

Columbia High Income Fund	19

Financial statements

Investment portfolios	25

Statements of assets and liabilities	50

Statements of operations	51

Statements of changes in net assets	52

Statement of changes in net assets — capital stock activity	54

Financial highlights	58

Notes to financial statements	66

Report of independent registered public accounting firm	81

Tax information	82

Investment portfolios — Columbia Funds Master Investment Trust

Columbia Intermediate Core Bond Master Portfolio	84

Columbia High Income Master Portfolio	91

Statements of assets and liabilities	101

Statements of operations	102

Statement of changes in net assets	103

Financial highlights	104

Notes to financial statements	105

Report of independent registered public accounting firm	114

Fund governance	115

Board consideration and re-approval of investment advisory and sub-advisory agreements	117

Management fee evaluation by independent fee consultant	120

The views expressed in the Portfolio Commentary reflect the current views of the Columbia Funds. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Columbia Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Total Return
Bond Fund

(formerly Nations Bond Fund)

Portfolio Managers' commentary*

In the following interview, the fund's portfolio managers share their views on Columbia Total Return Bond Fund's performance for the 12-month period ended March 31, 2006 and their outlook for the future.

Investment Objective

The fund seeks total return by investing in investment grade fixed-income securities.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Total Return Bond Fund class A shares provided shareholders with a total return of 1.84% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

The fund's investment style is based on the premise that value can be added through strategic shifts in sector allocation and portfolio composition. The fund's managers follow a top-down approach in the development of its fixed-income strategy, focusing on macroeconomic trends, industry sector and issuer fundamentals and relative value, and curve and duration positioning. Columbia Total Return Bond Fund seeks to outperform the Lehman Brothers US Aggregate Index,*** a broad-based measure of the bond market as a whole. The index has an average duration between four and five years and includes all publicly issued investment grade corporate, AAA–rated asset-backed, agency mortgage-backed securities, US Treasury, US agency and investment grade commercial mortgage-backed securities with maturities longer than one year. The index is well matched to the Lipper Intermediate Investment Grade Debt Funds Category.

How did the fund perform during the last 12 months?

For the 12 months ended March 31, 2006, Columbia Total Return Bond Fund class A shares returned 1.84% without sales charge, compared with 2.26% for its benchmark, the Lehman Brothers US Aggregate Index. The fund's return was in line with the 1.86% average return of its peer group, the Lipper Intermediate Investment Grade Debt Funds Category.

How did economic and market trends affect the fund during the period?

Despite rising energy prices and higher short-term interest rates, American consumers continued to help the US economy sustain a solid pace of growth during the period. Stock market investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher. However, the US bond market found it hard to ignore the Federal Reserve Board's (the Fed) steady drumbeat of short-term interest rate increases. During the 12-month period, the Fed raised the federal funds rate, a key measure of short-term interest rates, from 2.75% to 4.75% in eight quarter-point steps. The yield on shorter-term bonds rose more than the yield on longer bonds and rising interest rates put pressure on the market value of bonds. In this environment, the high-yield sector led the US bond market. Emerging market bonds, which have been spectacular performers over the past four years, were also strong.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of class A shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***Lehman Brothers US Aggregate Index is an unmanaged index made up of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper Intermediate Investment Grade Debt Funds Category invest at least 65% of the assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Source for all statistical data — Columbia Management Advisors, LLC.

3

Columbia Total Return
Bond Fund

Portfolio Managers' commentary (continued)

How did you manage the fund in this environment?****

The fund was positioned to take advantage of changing interest rates. We used a "barbell" structure — emphasizing both short-term bonds and long-term bonds — to take advantage of a flattening "yield curve." The yield curve is a graphic depiction of US Treasury yields, from short to long. Normally, the further out in maturity, the higher the yield. However, during the past 12 months, the difference between short- and long-term yields narrowed, and the yield curve flattened. In this environment, the fund's barbell strategy aided performance because it captured gains on the long-end of the curve, captured higher yields on short-term securities as they matured and avoided intermediate-term securities, which were the period's worst performers.

At the end of the calendar year, as long-term rates started to move higher, we moved from a barbell to a laddered structure, with exposure to all maturity ranges. However, the fund's duration — a measure of interest rate sensitivity — was slightly longer than the index as interest rates rose, and this detracted somewhat from performance.

Against a backdrop of solid economic growth, we maintained more exposure than the index to corporate and high-yield bonds. Corporate balance sheets are strong, and we believed that the economic environment favored this emphasis. To manage risk, we moved up in credit quality among high-yield, while default rates were low and more low quality issues came to market, with the idea that defaults are likely to rise in the future as a result of increased lower quality issuance.

How did the fund's various sector allocations affect return?

The fund's emphasis on high-yield bonds was rewarded as the sector was one of the period's best performers. Defaults were low, the economy was strong and high-yield bond prices rose as the yield difference between high-yield and Treasuries of comparable maturities narrowed. The fund also benefited from a small allocation to emerging market bonds, which was one of the best-performing asset classes for the year. Treasuries performed well during the first three quarters of the year, and the fund's underweight in the sector detracted from performance. However, our positioning aided performance when long-term interest rates rose in the final months of the reporting period. The fund's exposure to mortgage-backed pass-through securities was in line with the index and as such did not have much of an impact on relative performance. An overweight in asset-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations aided performance as these "structured" securities outperformed Treasuries.

How have you positioned the fund to reflect your outlook for the period ahead?

We are optimistic about the environment for high-yield and corporate bonds overall, although our view of valuations is less favorable. We believe that issues have gotten very expensive as investors have stretched for higher yields. As a result, we've become somewhat more defensive, reducing the fund's exposure to high-yield from 5% to 4%, taking some of the profits that we've reaped. However, we have maintained overweights relative to the index in corporate bonds and asset-backed securities because we believe these sectors have the potential to modestly outperform Treasuries until the Fed ceases its short-term interest rate hikes.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

4

Columbia Total Return
Bond Fund

Portfolio Managers' commentary (continued)

Leonard Aplet has co-managed Columbia Total Return Bond Fund since October 2004. Mr. Aplet is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1987. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Marie Schofield has co-managed the fund since November 2004. Ms. Schofield affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1990. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Kevin Cronk has co-managed the fund since November 2004. Mr. Cronk is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1999. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Laura Ostrander has co-managed the fund since November 2004. Ms. Ostrander is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1996. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Thomas LaPointe has co-managed the fund since March 2005. Mr. LaPointe is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1999. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Brian Drainville has co-managed the fund since March 2005. Mr. Drainville is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1996. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

5

Columbia Total Return
Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	997.41	1,021.04	3.88	3.93	0.78
Class B	1,000.00	1,000.00	993.72	1,017.30	7.61	7.70	1.53
Class C	1,000.00	1,000.00	993.72	1,017.30	7.61	7.70	1.53
Class Z	1,000.00	1,000.00	998.60	1,022.29	2.64	2.67	0.53

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

6

Columbia Total Return
Bond Fund

Portfolio breakdown (as a % of total investments as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be
representative of current holdings.

Top 10 holdings
1	Federal Home Loan Mortgage Corp., 5.000% 10/01/35	7.0%
2	Federal National Mortgage Association TBA 5.500% 04/12/36	5.2%
3	Federal Home Loan Mortgage Corp. TBA 5.000% 04/18/21	2.4%
4	Federal National Mortgage Association 6.500% 02/01/35	1.8%
5	Federal Home Loan Mortgage Corp. TBA 5.500% 04/12/36	1.8%
6	Federal National Mortgage Association TBA 5.000% 04/18/21	1.7%
7	Federal National Mortgage Association TBA 4.500% 04/18/21	1.2%
8	U.S. Treasury Bonds 6.250% 08/15/23	1.1%
9	Federal Home Loan Mortgage Corp., 5.000% 11/01/35	0.9%
10	U.S. Treasury STRIPS 05/15/23	0.9%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund may invest.

7

Columbia Total Return
Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A Shares

10-year	NAV**	MOP*
(04/01/96-03/31/06)	5.26%	4.92%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Total Return Bond Fund over the last 10 years. The Lehman Brothers US Aggregate Index is an unmanaged index made up of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Total Return Bond Fund - A
without sales charge

  Columbia Total Return Bond Fund - A with sales charge

  Lehman Brothers US Aggregate Index

Total return (as of 03/31/06)

	A		B		C		Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	11/19/92		06/07/93		11/16/92		10/30/92
1 year performance	1.84%	–1.47%	1.09%	–1.84%	1.08%	0.11%	2.10%
Average annual returns
5 years	4.36%	3.67%	3.60%	3.60%	3.58%	3.58%	4.64%
10 years	5.26%	4.92%	4.56%	4.56%	4.57%	4.57%	5.52%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

8

Columbia Short Term
Bond Fund

(formerly Nations Short Term Income Fund)

Portfolio Managers' commentary*

In the following interview, the fund's portfolio managers share their views on Columbia Short Term Bond Fund's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Investment Objective

The fund seeks high current income consistent with minimal fluctuations of principal.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Short Term Bond Fund class A shares provided shareholders with a total return of 2.47% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

The fund's investment style and philosophy are based upon the belief that the total return and the overall consistency of returns may be achieved through a disciplined risk-management process. It is our view that yield is the most significant and predictable component of total return. We manage interest-rate risk by keeping the fund's duration relatively close to its benchmark, the Merrill Lynch 1-3 Year Treasury Index.*** Duration is a measure of interest rate sensitivity. We analyze the yield curve and position the portfolio to take advantage of opportunities as they present themselves. We emphasize a quantitative approach to sector allocation, sector rotation and security selection. The end result of our process is an approach to fixed income investing that is conservative but which is applied aggressively in pursuit of superior risk-adjusted returns.

How did the fund perform during the last 12 months?

For the 12-month period ended March 31, 2006, class A shares of Columbia Short Term Bond Fund returned 2.47% without sales charge. The fund outperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, which returned 2.32%. The fund's return was also higher than the 2.38% average return of its peer group, the Lipper Short Investment Grade Debt Category.

What economic or market factors had an impact on the fund during the period?

During the 12-month reporting period, interest rates rose across the maturity spectrum. However, short- and intermediate-term rates rose more than long-term rates. As a result, there was little difference between yields by the end of the period, a condition which is referred to as a "flat" yield curve. The yield curve is the graphic depiction of Treasury yields, ranging from 3 months to 30 years.

During the period, the yield on the three-month US Treasury bill rose 184 basis points. (A basis point is one hundredth of one percent.) By contrast, ten-year Treasury yields rose 36 basis points.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term US Treasury bonds with maturities of one to three years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commission or other expenses of investing. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Source for all statistical data — Columbia Management Advisors, LLC.

9

Columbia Short Term
Bond Fund

Portfolio Managers' commentary (continued)

What investment decisions helped the fund's performance?****

The fund's performance was helped by our decision to maintain a duration that was shorter than the duration of its benchmark. Typically, we shorten duration when we think that interest rates are going to rise. If we are right, as we were during this period, a shorter duration helps cushion the value of the fund's holdings as rates rise and prices decline.

Generally speaking, our strategy was to "barbell" the maturity structure of the fund. We focused on very short securities and on longer-term securities within the fund's maturity range and avoided two-year maturities, which were more vulnerable to rising interest rates than longer-term securities. We invested in very short floating-rate securities, which reset their yields periodically. This strategy enabled the portfolio to benefit as short-term rates rose because the coupon on the floating-rate notes also rose. And because floating-rate securities have a very short duration, we were able to buy slightly longer-term securities while still maintaining a relatively short overall duration for the fund. As interest rates on longer-term bonds rose less than interest rates on shorter-term bonds, the fund's barbelled structure enhanced performance. The fund also had a position in high quality mortgage-backed and asset-backed securities, which helped performance. Although their prices can fluctuate, these securities have a yield advantage over Treasuries.

What investment decisions hindered overall fund performance during the period?

Toward the end of the reporting period we increased the duration of the fund relative to the index because rates had risen significantly. Although we continued to maintain a duration that was shorter than the index, in hindsight it would have been better to have delayed this move because rates continued to rise through the end of the period.

How have you positioned the fund to reflect your outlook for the period ahead?

Unless the economy grows faster than current economic indicators — and the market environment — lead us to believe, we think the Federal Reserve Board could be close to the end of its cycle of raising the federal funds rate, a key short-term interest rate. Given this outlook, we may, over time, reduce the fund's weight in floating-rate securities and increase the fund's duration relative to the index by moving to a more bulleted maturity structure, focusing on a single maturity range. Our goal is to maintain a high quality portfolio with a yield advantage relative to the index.

Leonard Aplet has co-managed the Columbia Short Term Bond Fund since October 2004. Mr. Aplet is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1987. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Richard Cutts has co-managed the fund since November 2004. Mr. Cutts is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1994. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

10

Columbia Short Term
Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,010.62	1,021.39	3.56	3.58	0.71
Class B	1,000.00	1,000.00	1,006.88	1,017.65	7.31	7.34	1.46
Class C	1,000.00	1,000.00	1,009.22	1,019.50	5.46	5.49	1.09
Class Z	1,000.00	1,000.00	1,011.92	1,022.64	2.31	2.32	0.46

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

11

Columbia Short Term
Bond Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be
representative of current holdings.

Top 10 holdings
1	U.S. Treasury Inflation Index Notes 3.875% 01/15/09	3.3%
2	Countrywide Home Loan Mortgage Pass Through Trust 5.500% 09/25/35	2.5%
3	U.S. Treasury Notes 2.875% 11/30/06	2.3%
4	Residential Asset Mortgage Products, Inc., 4.948% 09/25/35	2.2%
5	Federal Home Loan Mortgage Corp. 4.000% 07/15/14	2.2%
6	Mastr Asset Backed Securities Trust 4.968% 11/25/35	2.1%
7	Federal Home Loan Mortgage Corp. 4.000% 06/01/11	1.8%
8	CS First Boston Mortgage Securities Corp. 6.480% 05/17/40	1.7%
9	SACO I, Inc., 5.018% 04/25/35	1.7%
10	Federal Home Loan Bank System 4.500% 05/11/07	1.6%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund may invest.

12

Columbia Short Term
Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A Shares

10-year	NAV**	MOP*
(04/01/96-03/31/06)	4.47%	4.37%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Short Term Bond Fund over the last 10 years. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term US Treasury bonds with maturities of one to three years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Short Term Bond Fund - A
without sales charge

  Columbia Short Term Bond Fund - A
with sales charge

  Merrill Lynch 1-3 Year Treasury Index

Total return (as of 03/31/06)

	A		B		C		Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	10/02/92		06/07/93		10/02/92		09/30/92
1 year performance	2.47%	1.44%	1.71%	–1.27%	1.94%	0.95%	2.73%
Average annual returns
5 years	3.07%	2.86%	2.30%	2.30%	2.34%	2.34%	3.31%
10 years	4.47%	4.37%	3.91%	3.91%	3.89%	3.89%	4.70%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

13

Columbia Intermediate
Core Bond Fund

(formerly Nations Intermediate Bond Fund)

Portfolio Manager commentary*

In the following interview, the fund's portfolio manager shares his views on Columbia Intermediate Core Bond Fund's performance for the 12-month period ended March 31, 2006, and his outlook for the future.

Investment Objective

The fund seeks to obtain interest income and capital appreciation.

Performance Review

For the 12-month period ended March 31, 2006, Columbia Intermediate Core Bond Fund class A shares provided shareholders with a total return of 1.54% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

The Board of Trustees of the Funds approved a proposal to merge Columbia Intermediate Core Bond Fund into Columbia Core Bond. The merger, which is subject to approval by shareholders of the Fund and the satisfaction of certain other conditions, is expected to be completed in the third quarter of 2006.

Please describe the fund's investment style and philosophy.

The fund's investment style and philosophy are based upon our belief that the level and consistency of total return that we seek may be achieved through a disciplined risk-management process. We strive to manage interest-rate risk by using a quantitative approach to sector allocation, sector rotation and relative value security selection. The investment strategy of Columbia Intermediate Core Bond Fund is designed to outperform the Lehman Brothers US Intermediate Government/Credit Index.*** The index includes all publicly issued investment-grade corporate, US Treasury, and US government and agency securities with maturities of one to ten years. The index has an average duration of 3.5 years and is well matched to the fund's peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Category.

How did the fund perform?

For the 12-month period ended March 31, 2006, Columbia Intermediate Core Bond Fund class A shares returned 1.54% without sales charge. The fund's benchmark, the Lehman Brothers US Intermediate Government/Credit Index, returned 2.08%. The average return of the Lipper Short-Intermediate Investment Grade Debt Funds Category was 1.74%. The fund's duration detracted from performance for the period. Duration is a measure of interest rate sensitivity, and the fund's longer duration made it slightly more vulnerable to rising rates.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***Lehman Brothers US Intermediate Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, US Treasury and US Government and agency securities with maturities between one to ten years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper Short-Intermediate Investment Grade Debt Funds Category invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of one to five years.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Source for all statistical data — Columbia Management Advisors, LLC.

14

Columbia Intermediate
Core Bond Fund

Portfolio Manager commentary (continued)

What was the economic and market environment during the 12-month period?

The economy held up despite a barrage of challenges, including eight Federal Reserve Board interest-rate hikes, record-setting energy process, two devastating hurricanes and trouble in the domestic automobile industry. Interest rates on bonds with the longest maturities rose less than on shorter-term bonds, as the outlook for inflation comforted investors. Nevertheless, interest rates rose across the maturity spectrum to keep pace with increases in overnight interest rates.

The domestic credit market was hurt by troubles at Ford and General Motors, which resulted in ratings downgrades, and the acceleration of shareholder-friendly stock repurchases, debt-financed acquisitions and other such corporate actions. (General Motors is not in the portfolio.)

What investment decisions helped the fund in this environment?****

During the period, we reduced the fund's exposure to intermediate-term securities, which helped performance because these maturities were hurt the most when short-term interest rates rose. We also increased the fund's exposure to securitized securities, including asset-backed and mortgage-backed securities. This move was positive for performance because the group was one of the better performers during the 12-month period.

Exposure to longer-maturity bonds aided performance because they were not hurt as much by rising interest rates as bonds in the intermediate maturity range.

What investment decisions hindered overall fund performance during the period?

The fund's overall duration, we believe, was slightly longer than that of its peer group. This detracted from relative performance during a period of rising interest rates.

How have you positioned the fund to reflect your outlook for the period ahead?

As the Federal Reserve Board nears the end of its program of raising interest rates, we expect rates to remain relatively flat from the short end to the long end of the maturity spectrum. With that expectation in mind, we have adopted a neutral stance regarding the fund's maturity exposure. If the Fed's rate increases result in slower economic growth, we would look to increase exposure to shorter-maturity securities within the fund's normal maturity range. We believe these securities have the potential to perform well as market participants begin to anticipate a reversal in the Fed's cycle and the first interest-rate cut in a new cycle. We plan to continue to emphasize higher quality securities over corporate bonds in this environment.

Brian Drainville has managed Columbia Intermediate Core Bond Fund since November 2004. He is affiliated with Columbia Management Advisors, LLC, investment advisor or its predecessor since 1996. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

15

Columbia Intermediate
Core Bond Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	999.20	1,020.89	4.04	4.08	0.81
Class B	1,000.00	1,000.00	995.51	1,017.10	7.81	7.90	1.57
Class C	1,000.00	1,000.00	996.01	1,017.40	7.51	7.59	1.51
Class Z	1,000.00	1,000.00	999.40	1,022.09	2.84	2.87	0.57

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

16

Columbia Intermediate
Core Bond Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be
representative of current holdings.

Top 10 holdings
1	US Treasury Notes 4.500% 02/28/11	7.3%
2	US Treasury Notes 4.375% 01/31/08	3.7%
3	Federal Home Loan Mortgage Corp. 3.875% 01/12/09	3.3%
4	US Treasury Notes 4.250% 08/15/15	2.8%
5	Federal National Mortgage Association 3.250% 02/15/09	2.2%
6	Federal National Mortgage Association 5.500% 04/12/36	1.3%
7	Federal Home Loan Mortgage Corp. 5.000% 10/01/35	1.2%
8	Federal National Mortgage Association 4.300% 06/30/08	1.2%
9	Wells Fargo & Co. 5.010% 09/15/09	1.1%
10	Small Business Administration 4.340% 03/01/24	1.0%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund may invest.

17

Columbia Intermediate
Core Bond Fund

Performance

Growth of a $10,000 investment

Average annual total return

A Shares

10-year	NAV**	MOP*
(04/01/96-03/31/06)	4.84%	4.50%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Intermediate Core Bond Fund over the last 10 years. The Lehman Brothers US Intermediate Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, US Treasury and US government and agency securities with maturities between one to ten years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia Intermediate Core Bond Fund - A without sales charge

  Columbia Intermediate Core Bond Fund - A with sales charge

  Lehman Brothers US Intermediate Government/Credit Index

Total return (as of 03/31/06)

	A		B††		C		Z†
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	01/24/94		10/20/99		11/20/96		05/21/99
1 year performance	1.54%	–1.77%	0.79%	–2.15%	0.81%	–0.17%	1.69%
Average annual returns
5 years	3.69%	3.01%	2.93%	2.93%	2.93%	2.93%	3.94%
10 years/life	4.84%	4.50%	4.34%	4.34%	4.78%	4.78%	4.95%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

†Class Z Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance Prior to May 21, 1999 is that of Class A Shares at NAV, which reflect 12b-1 fees of 0.25% These 12b-1 fes are not applicable to Class Z Shares. Inception date for Class A Shares is January 24, 1994.

††Class B Shares commenced operations on October 20, 1999 and have no performance prior to that date. Performance prior to October 20, 1999 is that of Class A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Class B Shares 12b-1 fees had been reflected, total returns would have been lower, Inception date for Invesor A Shares is January 24, 1994.

18

Columbia High
Income Fund

(formerly Nations High Yield Bond Fund)

Portfolio Managers' commentary*

In the following interview, the fund's portfolio managers share their views on Columbia High Income Fund's performance for the 12-month period ended March 31, 2006, and their outlook for the future.

Investment Objective

The fund seeks maximum income by investing in a diversified portfolio of high-yield debt securities.

Performance Review

For the 12-month period ended March 31, 2006, Columbia High Income Fund class A shares provided shareholders with a total return of 6.03% without sales charge.**

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Please describe the fund's investment style and philosophy.

Our investment philosophy emphasizes current yield while looking for total return through investments in a diversified portfolio of high-yield debt securities. We believe that high-yield managers can add value through superior credit selection, which may reduce default rates and result in attractive risk-adjusted returns. The primary focus of our investment strategy is to preserve invested capital. To this end, we seek to identify securities that offer what we call a margin of safety. These are securities with strong asset coverage or significant free cash flow. The secondary focus of our investment process is to generate total return through an identified catalyst for price appreciation. In our view, companies that can significantly reduce debt through free cash flow, new equity or an identified restructuring may present potential opportunities for price appreciation.

How did the fund perform for the 12- month period?

For the 12-month period ended March 31, 2006, Columbia High Income Fund class A shares returned 6.03% without sales charge, compared with 6.61% for its benchmark, the Credit Suisse High Yield Index.*** The fund underperformed the 6.77% average return of its peer group, the Lipper High Current Yield Funds Category. Disappointments among auto, airlines and selected paper holdings detracted somewhat from performance.

What market and economic factors affected the fund during the 12-month period?

The environment for the high-yield market remained positive. The Moody's global speculative-grade issuer default rate declined to just 1.65% for the trailing 12 months. Default rates have declined as a result of strong economic growth and readily available credit worldwide. In response, the difference in yield between high-yield bonds and comparable US Treasury bonds declined to near-historical lows during the period.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

**For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of class A shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been included, the total returns would have been lower.

***The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper High Current Yield Funds Category aim at high (relative) current yield from fixed income securities and have no quality or maturity restrictions.

Source for all statistical data — MacKay Shields LLC.

Investing in high yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

19

Columbia High
Income Fund

Portfolio Managers' commentary (continued)

The solid performance of the high-yield market was all the more impressive given that the Federal Reserve Board increased short-term interest rates eight times during the period, resulting in an overall increase in interest rates and an almost completely flat yield curve. The yield curve is a graphic depiction of US Treasury yields, ranging from three months to 30 years. In a normal interest rate environment, short-term rates are lower than long-term rates, which creates a positive slope on the yield curve. However, during the past year, short-term interest rates rose sharply while long-term rates drifted lower before edging higher at the end of the period, resulting in almost no yield difference between the two ends of the curve (a "flat" yield curve). So far, the high-yield market has shrugged off the potentially dampening effect of higher rates.

How did you manage the fund in light of the economic and market environment?

We continued to rotate the fund away from credit risk and into relative safety. In our view, the additional yield presented today by relatively risky credits has become too small to justify the higher risks. We also increased the fund's cash position and raised the amount of floating-rate debt in the portfolio — two additional defensive moves. The yield on floating-rate debt resets periodically, an attractive feature in an environment of rising rates. Finally, we have become relatively inactive in the new issue market. In our estimation, the yields on new issues are too low relative to their default risk.

What investment decisions helped the fund's performance?****

The fund's holdings in Calpine second lien notes performed well during the period. The company's operating results were disappointing during 2005 and looming debt maturities threatened the company's liquidity. Our analysis of the company's financial situation suggested that the company's senior debt no longer fit our investment standards. We swapped out of senior debt and into structurally senior-secured second lien debt, which was of higher quality. The move proved timely when secured lenders sued the company and forced it into bankruptcy, which was positive for the type of bonds the fund held.

Over the past 12 months, auto manufacturers and their suppliers were an important focus of the high-yield market. Both General Motors and Ford Motor (which are not in the portfolio) were downgraded to below investment grade by the major credit rating agencies and became large components of the high-yield market. In addition, several auto parts manufacturers filed for bankruptcy during the period. Despite this industry backdrop, one of the fund's larger holdings, General Motors Acceptance Corp. (GMAC) had strong performance during the period. We view GMAC as ultimately insulated from the bankruptcy risk of its General Motors holding company parent. Recently a consortium including the hedge fund Cerberus and Citigroup agreed to acquire a majority interest in GMAC, and we remain optimistic on the credit.

At Home Corp., an Internet service provider that filed for bankruptcy protection in 2001, contributed to the portfolio's positive results. A lawsuit filed at the time of At Home's bankruptcy was ruled in favor of At Home bondholders and resulted in a significant award, thus benefiting the fund's performance.

****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

20

Columbia High
Income Fund

Portfolio Managers' commentary (continued)

Quintiles was also a top performer for the past twelve months. The company provides product development and marketing services for pharmaceutical, medical device and biotechnology companies. Operating results were strong; and, near the end of the period, the company offered to buy back bonds held in the fund.

What investment decisions hindered overall performance of the fund?

Collins & Aikman was the worst performer in the fund for the period. Despite the headwinds in the automotive industry, we believed Collins & Aikman was in the midst of an identifiable operational turnaround. However, early in the period, the company announced the discovery of improper accounting that led to the ouster of the CEO and a bankruptcy filing.

Airlines were among the largest hindrances to the fund during the period. The fund holdings in this industry are in Delta Airlines and Northwest Airlines. As the companies worked to adjust their cost structures to remain competitive in the marketplace, the price of oil rose to record highs. Higher fuel costs had an extreme negative impact on airlines. Both companies filed for bankruptcy in September 2005. The fund continues to hold positions in both companies and we believe that we will see them through the bankruptcy process.

Some of the fund holdings in paper companies were a drag on performance. Tembec Industries and Pope & Talbot struggled against rising raw materials and energy costs as well as the negative impact of the rising Canadian dollar on their earnings.

How have you positioned the fund to reflect your outlook for the period ahead?

We continue to believe that the high-yield market may reflect fair value at its current level, offering a yield that is approximately 3.5 percentage points higher than Treasuries of comparable maturities. We remain concerned that the high-yield market may not be adequately compensating for both interest rate risk and credit risk at current levels, especially in the lower-rated segment of the market. In response, we have positioned the portfolio conservatively, with an emphasis on quality, with higher-than-normal positions in cash and floating-rate debt.

MacKay Shields LLC is the investment sub-advisor to Columbia High Income Fund. The fund is managed by the High Yield Portfolio Management Team, whose members are senior portfolio management and research analysts of the firm, including Donald Morgan and J. Matthew Philo. Donald Morgan has been Senior Managing Director since 2002 and is Co-Head of Fixed Income - High Yield Division of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. J. Matthew Philo has been Senior Managing Director of MacKay Shields since 2004 and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team.

21

Columbia High
Income Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/05-03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual		Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,041.49	1,019.55	5.50	5.44	1.08
Class B	1,000.00	1,000.00	1,036.50	1,015.81	9.29	9.20	1.83
Class C	1,000.00	1,000.00	1,037.90	1,015.81	9.30	9.20	1.83
Class Z	1,000.00	1,000.00	1,042.48	1,020.79	4.23	4.18	0.83
Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

22

Columbia High
Income Fund

Portfolio breakdown (as a % of net assets as of 03/31/06)

Portfolio holdings were current
as of March 31, 2006, are
subject to change and may not be
representative of current holdings.

Top 10 holdings
1	U.S. Treasury Notes 4.250% 11/30/07	3.1%
2	Calpine Corp. 8.500% 07/15/10	2.2%
3	AES Corp 9.000% 05/15/15	1.3%
4	El Paso Product Holdings Co. 7.750% 06/01/13	1.3%
5	Sovereign Real Estate Investment Corp.	1.3%
6	General Motors Acceptance Corp. 8.000% 11/01/31	1.2%
7	Goodyear Tire & Rubber 11.250% 03/01/11	1.2%
8	Star Gas Partners LP/Star Gas Finance Co. 10.250% 02/15/13	1.1%
9	U.S. West Communications 8.875% 06/01/31	1.1%
10	Labortory Corp. of America Holdings 09/11/21	1.0%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the fund may invest.

23

Columbia High
Income Fund

Performance

Growth of a $10,000 investment

Average annual total return

A Shares

Since Inception	NAV**	MOP*
(02/14/00-03/31/06)	8.58%	7.72%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia High Income Fund from the inception of the share class. The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Class A, Class B, Class C and Class Z Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class. Index performance is from 02/29/00.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Columbia High Income Fund - A
without sales charge

  Columbia High Income Fund - A
with sales charge

  Credit Suisse High Yield Index*

*Performance calculated from 02/29/2000-03/01/2000

Total return (as of 03/31/06)

	A		B		C		Z
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Inception date	02/14/00		02/17/00		03/08/00		02/14/00
1 year performance	6.03%	1.04%	5.25%	0.46%	5.39%	4.43%	6.37%
Average annual returns
5 years	9.83%	8.76%	9.03%	8.75%	9.04%	9.04%	10.09%
Since inception	8.58%	7.72%	7.81%	7.81%	7.82%	7.82%	8.92%

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here. Performance data for the most recent month end may be obtained at www.columbiafunds.com. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

24

Columbia Total Return Bond Fund

Investment portfolio  March 31, 2006

Par		Value
	Corporate fixed-income bonds & notes — 35.2%
	Basic materials — 1.3%
	Chemicals — 0.9%
$65,000	Airgas, Inc. 9.125% 10/01/11	$68,738
240,000	BCP Crystal US Holdings Corp. 9.625% 06/15/14	265,800
2,716,000	Dow Chemical Co. 7.375% 11/01/29	3,134,117
2,108,000	E.I. Dupont De Nemours & Co. 3.375% 11/15/07	2,046,724
4,062,000	Eastman Chemical Co. 6.300% 11/15/18	3,981,072
	EquiStar Chemicals LP
25,000	10.125% 09/01/08	26,563
285,000	10.625% 05/01/11	308,512
410,000	Huntsman International LLC 7.875% 01/01/15(a)	413,075
155,000	Huntsman LLC 11.500% 07/15/12	177,863
265,000	IMC Global, Inc. 10.875% 08/01/13	303,425
	Ineos Group Holdings PLC
290,000	7.875% 02/15/16(a)	339,136
370,000	8.500% 02/15/16(a)	351,500
500,000	Lyondell Chemical Co. 9.625% 05/01/07	516,250
	NOVA Chemicals Corp.
520,000	6.500% 01/15/12	483,600
230,000	7.561% 11/15/13(b)	230,000
	Praxair, Inc.
1,989,000	4.750% 07/15/07	1,976,513
2,325,000	6.500% 03/01/08	2,369,806
440,000	Rhodia SA 8.875% 06/01/11	454,300
375,000	Terra Capital, Inc. 12.875% 10/15/08	433,125
125,000	UAP Holding Corp. (c)07/15/12 (10.750% 01/15/08)	111,563
156,000	United Agri Products 8.250% 12/15/11	161,850
		18,153,532
	Forest products & paper — 0.3%
410,000	Abitibi-Consolidated, Inc. 8.375% 04/01/15	397,700
	Boise Cascade LLC
650,000	7.125% 10/15/14	627,250
225,000	7.475% 10/15/12(b)	226,125
220,000	Buckeye Technologies, Inc. 8.500% 10/01/13	222,200
310,000	Caraustar Industries, Inc. 9.875% 04/01/11	326,275

Par		Value
	Forest products & paper — (continued)
$530,000	Georgia-Pacific Corp. 8.000% 01/15/24	$535,300
205,000	MeadWestvaco Corp. 6.850% 04/01/12	211,282
270,000	Newark Group, Inc. 9.750% 03/15/14	245,700
335,000	NewPage Corp. 10.000% 05/01/12	353,425
245,000	Norske Skog 8.625% 06/15/11	247,450
2,710,000	Westvaco Corp. 8.200% 01/15/30	2,966,220
		6,358,927
	Iron/steel — 0.0%
280,000	UCAR Finance, Inc. 10.250% 02/15/12	298,900
	Metals & mining — 0.1%
1,200,000	Alcan, Inc. 4.500% 05/15/13	1,106,567
80,000	Hudson Bay Mining & Smelting Co., Ltd. 9.625% 01/15/12	87,800
		1,194,367
		26,005,726
	Communications — 4.1%
	Media — 2.0%
360,000	Advanstar Communications, Inc. 12.000% 02/15/11	379,800
500,000	Atlantic Broadband Finance LLC 9.375% 01/15/14	475,000
1,490,000	CCH I Holdings LLC 9.920% 04/01/14	752,450
400,000	Charter Communications Holdings II LLC 10.250% 09/15/10	394,000
1,645,000	Comcast Cable Communications Holdings, Inc. 8.375% 03/15/13	1,846,958
1,550,000	Comcast Cable Communications, Inc. 7.125% 06/15/13	1,643,687
5,335,000	Comcast Corp. 5.900% 03/15/16	5,235,054
	CSC Holdings, Inc.
635,000	7.250% 04/15/12(a)	623,887
540,000	7.625% 04/01/11	545,400
1,000,000	Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09	1,066,250

See Accompanying Notes to Financial Statements.

25

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Media — (continued)
$600,000	Dex Media, Inc. (c)11/15/13 (9.000% 11/15/08)	$510,000
	EchoStar DBS Corp.
20,000	5.750% 10/01/08	19,825
625,000	6.625% 10/01/14	603,125
215,000	Fisher Communications, Inc. 8.625% 09/15/14	227,363
35,000	Haights Cross Operating Co. 11.750% 08/15/11	36,488
460,000	Hollinger, Inc. 12.875% 03/01/11(a)	479,550
350,000	Insight Midwest LP 9.750% 10/01/09	360,937
	Lamar Media Corp.
310,000	6.625% 08/15/15	306,900
225,000	7.250% 01/01/13	229,500
385,000	LIN Television Corp. 6.500% 05/15/13	361,900
	News America Holdings, Inc.
3,650,000	8.150% 10/17/36	4,196,067
647,000	9.250% 02/01/13	761,104
	News America, Inc.
1,000,000	6.400% 12/15/35(a)	956,356
840,000	6.550% 03/15/33	821,151
580,000	PriMedia, Inc. 8.000% 05/15/13	533,600
445,000	Quebecor Media, Inc. 7.750% 03/15/16(a)	458,350
350,000	RH Donnelley Corp. 8.875% 01/15/16(a)	364,000
385,000	Sinclair Broadcast Group, Inc. 8.750% 12/15/11	404,731
2,159,000	TCI Communications, Inc. 9.875% 06/15/22	2,754,023
478,000	Telenet Group Holding NV (c)06/15/14(a) (11.500% 12/15/08)	396,142
1,370,000	Time Warner Entertainment Co. LP 8.375% 07/15/33	1,578,888
	Time Warner, Inc.
3,000,000	6.150% 05/01/07	3,022,420
910,000	6.625% 05/15/29	897,626
3,685,000	6.875% 05/01/12	3,859,561
1,740,000	8.110% 08/15/06	1,755,941
2,472,000	9.125% 01/15/13	2,858,914
400,000	WDAC Subsidiary Corp. 8.375% 12/01/14(a)	394,000
		42,110,948
	Telecommunication services — 2.1%
4,285,000	America Movil SA de CV 5.750% 01/15/15	4,161,806
420,000	American Towers, Inc. 7.250% 12/01/11	438,900

Par		Value
	Telecommunication services — (continued)
$80,000	Axtel SA de CV 11.000% 12/15/13	$91,200
765,000	Cincinnati Bell, Inc. 7.000% 02/15/15	763,087
3,000,000	Cingular Wireless LLC 7.125% 12/15/31	3,271,654
575,000	Citizens Communications Co. 9.000% 08/15/31	614,531
465,000	Digicel Ltd. 9.250% 09/01/12(a)	489,994
	Dobson Cellular Systems, Inc.
540,000	8.375% 11/01/11	571,050
635,000	9.875% 11/01/12	693,737
410,000	Horizon PCS, Inc. 11.375% 07/15/12	469,450
615,000	Inmarsat Finance II PLC (c)11/15/12 (10.375% 11/15/08)	525,056
830,000	Intelsat Subsidiary Holding Co., Ltd. 8.250% 01/15/13	844,525
515,000	Lucent Technologies, Inc. 6.450% 03/15/29	466,075
500,000	New Cingular Wireless Services, Inc. 8.750% 03/01/31	632,608
850,000	Nextel Communications, Inc. 7.375% 08/01/15	891,994
350,000	Nextel Partners, Inc. 8.125% 07/01/11	369,250
270,000	PanAmSat Corp. 9.000% 08/15/14	283,500
865,000	Qwest Capital Funding, Inc. 6.875% 07/15/28	821,750
800,000	Qwest Communications International, Inc. 7.500% 02/15/14	820,000
	Qwest Corp.
505,000	7.500% 06/15/23	511,313
630,000	8.875% 03/15/12	705,600
315,000	Rogers Cantel, Inc. 9.750% 06/01/16	383,513
265,000	Rogers Wireless, Inc. 8.000% 12/15/12	280,900
	Rural Cellular Corp.
425,000	8.250% 03/15/12	446,250
60,000	9.750% 01/15/10	61,050
345,000	10.430% 11/01/12(a)(b)	358,800
591,000	SBA Telecommunications, Inc. (c)12/15/11 (9.750% 12/15/07)	566,621
	Sprint Capital Corp.
1,009,000	6.125% 11/15/08	1,026,323
950,000	6.875% 11/15/28	985,943
3,437,000	8.750% 03/15/32	4,287,578

See Accompanying Notes to Financial Statements.

26

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Telecommunication services — (continued)
$370,000	Syniverse Technologies, Inc. 7.750% 08/15/13	$370,000
5,000,000	Telecom Italia Capital SA 5.250% 10/01/15	4,661,930
7,873,000	TELUS Corp. 7.500% 06/01/07	8,050,712
235,000	Time Warner Telecom Holdings, Inc. 9.250% 02/15/14	253,506
355,000	Time Warner Telecom, Inc. 10.125% 02/01/11	372,750
305,000	US LEC Corp. 13.620% 10/01/09(b)	329,400
500,000	US Unwired, Inc. 10.000% 06/15/12	559,747
1,050,000	Verizon Global Funding Corp. 7.750% 12/01/30	1,157,430
270,000	Zeus Special Subsidiary Ltd. (c)02/01/15(a) (9.250% 02/01/10)	186,300
		42,775,833
		84,886,781
	Consumer cyclical — 2.1%
	Airlines — 0.2%
	Continental Airlines, Inc.
2,908,190	7.461% 04/01/15	2,835,485
555,000	7.568% 12/01/06	550,838
		3,386,323
	Apparel — 0.1%
290,000	Broder Brothers Co. 11.250% 10/15/10	287,100
665,000	Levi Strauss & Co. 9.750% 01/15/15	703,237
210,000	Phillips-Van Heusen Corp. 7.250% 02/15/11	216,300
300,000	8.125% 05/01/13	319,500
		1,526,137
	Auto manufacturers — 0.4%
	DaimlerChrysler NA Holding Corp.
6,697,000	4.050% 06/04/08	6,482,733
500,000	8.500% 01/18/31	584,868
365,000	General Motors Corp. 8.375% 07/15/33	268,275
		7,335,876
	Auto parts & equipment — 0.1%
315,000	Commercial Vehicle Group, Inc. 8.000% 07/01/13	315,000
690,000	Goodyear Tire & Rubber Co. 9.000% 07/01/15	700,350
160,000	Rexnord Corp. 10.125% 12/15/12	175,600

Par		Value
	Auto parts & equipment — (continued)
$345,000	TRW Automotive, Inc. 9.375% 02/15/13	$373,031
		1,563,981
	Distribution/ wholesale — 0.0%
300,000	Buhrmann US, Inc. 7.875% 03/01/15	304,500
	Entertainment — 0.1%
425,000	Global Cash Access LLC 8.750% 03/15/12	456,875
425,000	Six Flags, Inc. 9.625% 06/01/14	428,719
370,000	Steinway Musical Instruments, Inc. 7.000% 03/01/14(a)	371,850
610,000	Warner Music Group 7.375% 04/15/14	603,900
		1,861,344
	Home builders — 0.1%
450,000	D.R. Horton, Inc. 9.750% 09/15/10	504,562
	K. Hovnanian Enterprises, Inc.
40,000	6.000% 01/15/10	38,400
435,000	6.375% 12/15/14	403,463
350,000	6.500% 01/15/14	329,000
125,000	KB Home 8.625% 12/15/08	131,875
		1,407,300
	Home furnishings — 0.0%
315,000	Sealy Mattress Co. 8.250% 06/15/14	326,813
240,000	WII Components, Inc. 10.000% 02/15/12	243,300
		570,113
	Leisure time — 0.0%
315,000	K2, Inc. 7.375% 07/01/14	315,788
155,000	Royal Caribbean Cruises Ltd. 8.750% 02/02/11	172,631
475,000	Town Sports International, Inc. (c)02/01/14 (11.000% 02/01/09)	361,000
		849,419
	Lodging — 0.5%
55,000	Caesars Entertainment, Inc. 7.875% 03/15/10	58,575
595,000	CCM Merger, Inc. 8.000% 08/01/13(a)	592,025
	Chukchansi Economic Development Authority
390,000	8.000% 11/15/13(a)	398,775
345,000	8.060% 11/15/12(a)(b)	351,900

See Accompanying Notes to Financial Statements.

27

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Lodging — (continued)
$270,000	Circus & Eldorado/Silver Legacy Capital Corp. 10.125% 03/01/12	$289,575
370,000	Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12(a)	385,725
480,000	Greektown Holdings LLC 10.750% 12/01/13(a)	490,800
580,000	Hard Rock Hotel, Inc. 8.875% 06/01/13	630,750
2,700,000	Harrah's Operating Co., Inc. 5.625% 06/01/15	2,585,459
340,000	Hilton Hotels Corp. 7.500% 12/15/17	366,828
275,000	Inn of the Mountain Gods Resort & Casino 12.000% 11/15/10	298,375
490,000	Kerzner International Ltd. 6.750% 10/01/15	518,175
	MGM Mirage
605,000	6.000% 10/01/09	595,925
500,000	6.750% 09/01/12	498,750
155,000	8.500% 09/15/10	165,850
170,000	Mohegan Tribal Gaming Authority 6.125% 02/15/13	167,025
440,000	Pinnacle Entertainment, Inc. 8.250% 03/15/12	467,500
105,000	Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/12	113,663
445,000	Station Casinos, Inc. 6.000% 04/01/12	436,656
895,000	Wynn Las Vegas LLC 6.625% 12/01/14	874,862
		10,287,193
	Retail — 0.6%
315,000	AmeriGas Partners LP 7.125% 05/20/16	315,000
415,000	Asbury Automotive Group, Inc. 8.000% 03/15/14	420,187
2,514,175	CVS Corp. 5.298% 01/11/27(a)	2,388,172
220,000	Dave & Buster's, Inc. 11.250% 03/15/14(a)	223,850
410,000	Ferrellgas Partners LP 8.750% 06/15/12	416,150
315,000	Inergy LP/Inergy Finance Corp. 8.250% 03/01/16(a)	322,087
380,000	Landry's Restaurants, Inc. 7.500% 12/15/14	367,650
1,510,000	Lowe's Companies, Inc. 6.500% 03/15/29	1,612,935

Par		Value
	Retail — (continued)
$260,000	Movie Gallery, Inc. 11.000% 05/01/12	$128,700
380,000	Rite Aid Corp. 7.500% 01/15/15	372,400
	Target Corp.
1,320,000	5.375% 06/15/09	1,326,295
2,876,000	5.400% 10/01/08	2,890,698
410,000	Tempur-Pedic, Inc. 10.250% 08/15/10	436,650
1,280,000	Wal-Mart Stores, Inc. 7.550% 02/15/30	1,538,892
		12,759,666
	Textiles — 0.0%
290,000	INVISTA 9.250% 05/01/12(a)	310,300
		42,162,152
	Consumer non-cyclical — 2.4%
	Agriculture — 0.0%
340,000	Alliance One International, Inc. 11.000% 05/15/12	328,100
	Beverages — 0.2%
	Anheuser-Busch Companies, Inc.
530,000	5.750% 04/01/10	535,838
2,814,000	5.950% 01/15/33	2,824,551
240,000	Constellation Brands, Inc. 8.125% 01/15/12	252,300
345,000	Cott Beverages, Inc. 8.000% 12/15/11	352,762
		3,965,451
	Biotechnology — 0.0%
300,000	Bio-Rad Laboratories, Inc. 7.500% 08/15/13	309,750
	Commercial services — 0.2%
435,000	Ashtead Holdings PLC 8.625% 08/01/15(a)	455,663
530,000	Corrections Corp. of America 6.250% 03/15/13	520,063
250,000	Dollar Financial Group, Inc. 9.750% 11/15/11	261,875
245,000	FTI Consulting, Inc. 7.625% 06/15/13	257,250
310,000	GEO Group, Inc. 8.250% 07/15/13	314,650
355,000	Hertz Corp. 8.875% 01/01/14(a)	369,200
460,000	Iron Mountain, Inc. 7.750% 01/15/15	465,750
90,000	Mac-Gray Corp. 7.625% 08/15/15	91,800

See Accompanying Notes to Financial Statements.

28

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Commercial services — (continued)
$535,000	NationsRent, Inc. 9.500% 10/15/10	$582,481
415,000	Quebecor World Capital Corp. 8.750% 03/15/16(a)	405,728
110,000	Service Corp. International 6.750% 04/01/16	109,450
210,000	Service Corp. International/US 7.700% 04/15/09	217,875
250,000	Sheridan Group 10.250% 08/15/11	257,500
	United Rentals North America, Inc.
385,000	6.500% 02/15/12	377,300
275,000	7.750% 11/15/13	273,625
		4,960,210
	Cosmetics/personal care — 0.1%
295,000	DEL Laboratories, Inc. 8.000% 02/01/12	238,950
455,000	Elizabeth Arden, Inc. 7.750% 01/15/14	467,512
1,893,000	Procter & Gamble Co. 4.750% 06/15/07	1,885,536
		2,591,998
	Food — 0.7%
5,772,000	Cadbury-Schweppes PLC 5.125% 10/01/13(a)	5,533,490
488,000	Dole Food Co., Inc. 8.625% 05/01/09	489,220
1,630,000	Fred Meyer, Inc. 7.450% 03/01/08	1,686,395
915,000	General Mills, Inc. 2.625% 10/24/06	901,633
	Kroger Co.
1,400,000	7.500% 04/01/31	1,536,550
700,000	7.650% 04/15/07	715,046
410,000	Merisant Co. 9.500% 07/15/13	266,500
485,000	Pinnacle Foods Holding Corp. 8.250% 12/01/13	480,150
355,000	Reddy Ice Holdings, Inc. (c)11/01/12 (10.500% 11/01/08)	285,775
1,145,000	Safeway, Inc. 4.950% 08/16/10	1,109,627
190,000	Stater Brothers Holdings, Inc. 8.125% 06/15/12	190,475
		13,194,861
	Healthcare products — 0.0%
900,000	Baxter FinCo BV 4.750% 10/15/10(a)	869,797

Par		Value
	Healthcare services — 0.6%
$440,000	DaVita, Inc. 7.250% 03/15/15	$443,300
	Extendicare Health Services, Inc.
65,000	6.875% 05/01/14	67,275
15,000	9.500% 07/01/10	15,863
		HCA, Inc.
235,000	6.950% 05/01/12	237,487
490,000	7.875% 02/01/11	514,988
600,000	MQ Associates, Inc. (c)08/15/12 (12.250% 08/15/08)	165,000
170,000	Select Medical Corp. 7.625% 02/01/15	153,425
785,000	Tenet Healthcare Corp. 9.875% 07/01/14	796,775
1,000,000	UnitedHealth Group, Inc. 3.375% 08/15/07	975,272
130,000	US Oncology Holdings, Inc. 10.320% 03/15/15(b)	130,325
500,000	US Oncology, Inc. 9.000% 08/15/12	525,000
	WellPoint, Inc.
755,000	5.850% 01/15/36	714,209
6,769,000	6.375% 06/15/06	6,784,411
800,000	6.800% 08/01/12	848,986
		12,372,316
	Household products/ wares — 0.2%
335,000	ACCO Brands Corp. 7.625% 08/15/15	319,087
395,000	Amscan Holdings, Inc. 8.750% 05/01/14	349,575
1,926,000	Fortune Brands, Inc. 2.875% 12/01/06	1,894,692
415,000	Jostens IH Corp. 7.625% 10/01/12	408,775
470,000	Playtex Products, Inc. 9.375% 06/01/11	492,325
435,000	Scotts Miracle-Gro Co., Class A 6.625% 11/15/13	437,175
		3,901,629
	Pharmaceuticals — 0.4%
230,000	AmerisourceBergen Corp. 5.875% 09/15/15(a)	226,425
650,000	Elan Finance PLC 7.750% 11/15/11	619,125
575,000	Mylan Laboratories, Inc. 6.375% 08/15/15	579,312
270,000	NBTY, Inc. 7.125% 10/01/15(a)	255,150
307,691	Nycomed A/S, PIK, 11.750% 09/15/13(a)(d)	393,383

See Accompanying Notes to Financial Statements.

29

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Pharmaceuticals — (continued)
$210,000	Omnicare, Inc., Series 2005 B, 6.750% 12/15/13	$208,950
310,000	Warner Chilcott Corp. 9.250% 02/01/15(a)	307,675
5,000,000	Wyeth 5.500% 02/01/14	4,926,849
		7,516,869
		50,010,981
	Diversified — 0.3%
	Holding companies- diversified — 0.3%
	Hutchison Whampoa International Ltd.
6,000,000	6.250% 01/24/14(a)	6,090,491
1,000,000	7.450% 11/24/33(a)	1,093,555
		7,184,046
	Energy — 3.7%
	Coal — 0.1%
560,000	Arch Western Finance LLC 6.750% 07/01/13	557,200
545,000	Massey Energy Co. 6.875% 12/15/13(a)	536,825
		1,094,025
	Oil & gas — 2.5%
	Amerada Hess Corp.
380,000	7.125% 03/15/33	415,604
3,980,000	7.300% 08/15/31	4,441,553
	Chesapeake Energy Corp.
225,000	6.375% 06/15/15	221,625
470,000	7.500% 06/15/14	493,500
375,000	Compton Petroleum Corp. 7.625% 12/01/13	376,875
150,000	Delta Petroleum Corp. 7.000% 04/01/15	139,500
775,000	Devon Energy Corp. 7.950% 04/15/32	951,282
225,000	Forest Oil Corp. 8.000% 12/15/11	243,000
3,225,000	Gazprom International SA 7.201% 02/01/20(a)	3,362,063
235,000	Magnum Hunter Resources, Inc. 9.600% 03/15/12	252,919
	Marathon Oil Corp.
8,965,000	6.000% 07/01/12	9,177,569
1,000,000	6.800% 03/15/32	1,090,411
	Newfield Exploration Co.
240,000	6.625% 09/01/14	242,400
50,000	6.625% 04/15/16	50,250
	Nexen, Inc.
3,585,000	5.875% 03/10/35	3,315,651
1,040,000	7.875% 03/15/32	1,225,280

Par		Value
	Oil & gas — (continued)
$3,575,000	Pemex Project Funding Master Trust 5.750% 12/15/15(a)	$3,419,487
3,526,000	Pioneer Natural Resources Co. 6.500% 01/15/08	3,566,830
170,000	Plains Exploration & Production Co. 7.125% 06/15/14	175,525
225,000	Pogo Producing Co. 6.625% 03/15/15	223,313
240,000	Premcor Refining Group, Inc. 7.500% 06/15/15	252,600
305,000	Pride International, Inc. 7.375% 07/15/14	323,300
230,000	Quicksilver Resources, Inc. 7.125% 04/01/16	225,400
5,000,000	Ras Laffan LNG II 5.298% 09/30/20(a)	4,754,677
390,000	Tesoro Corp. 6.625% 11/01/15(a)	384,150
200,000	Tosco Corp. 8.125% 02/15/30	252,892
	Vintage Petroleum, Inc.
150,000	7.875% 05/15/11	156,000
5,000	8.250% 05/01/12	5,313
555,000	Whiting Petroleum Corp. 7.250% 05/01/12	552,225
	XTO Energy, Inc.
4,925,000	5.300% 06/30/15	4,756,050
5,520,000	7.500% 04/15/12	6,031,540
		51,078,784
	Oil & gas services — 0.0%
515,000	Hornbeck Offshore Services, Inc. 6.125% 12/01/14	500,837
310,000	Newpark Resources, Inc. 8.625% 12/15/07	310,775
		811,612
	Pipelines — 1.1%
295,000	Atlas Pipeline Partners LP 8.125% 12/15/15(a)	307,169
1,674,000	CenterPoint Energy Resources Corp. 7.875% 04/01/13	1,865,839
550,000	Colorado Interstate Gas Co. 6.800% 11/15/15(a)	559,625
3,144,000	Consolidated Natural Gas Co. 5.375% 11/01/06	3,142,268
4,046,000	Duke Capital LLC 4.370% 03/01/09	3,926,876
755,000	El Paso Corp. 7.750% 06/15/10(a)	777,650
1,200,000	Kinder Morgan Energy Partners LP 7.300% 08/15/33	1,300,590

See Accompanying Notes to Financial Statements.

30

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Pipelines — (continued)
$3,000,000	Kinder Morgan, Inc. 7.250% 03/01/28	$3,223,539
425,000	Pacific Energy Partners LP 6.250% 09/15/15	417,563
1,030,000	Sonat, Inc. 7.625% 07/15/11	1,058,325
3,991,000	TEPPCO Partners LP 7.625% 02/15/12	4,320,718
	Williams Companies, Inc.
1,290,000	6.375% 10/01/10(a)	1,294,837
460,000	8.125% 03/15/12	495,650
		22,690,649
		75,675,070
	Financials — 14.7%
	Banks — 3.1%
2,000,000	Bank One Corp. 6.000% 08/01/08	2,032,734
1,220,000	Chinatrust Commercial Bank 5.625% 12/29/49(a)(b)	1,146,621
7,489,000	First Union National Bank 5.800% 12/01/08	7,602,568
	HSBC Bank USA
10,900,000	3.875% 09/15/09	10,422,554
2,000,000	5.875% 11/01/34	1,954,939
1,330,000	Marshall & Ilsley Corp. 4.375% 08/01/09	1,294,532
5,292,000	Popular North America, Inc. 6.125% 10/15/06	5,307,497
1,575,000	Wachovia Capital Trust III 5.800% 08/29/49(b)	1,543,335
	Wachovia Corp.
3,280,000	4.375% 06/01/10	3,162,171
2,145,000	4.875% 02/15/14	2,038,764
3,500,000	4.970% 06/01/10(b)	3,504,155
	Wells Fargo & Co.
15,180,000	4.875% 01/12/11	14,873,223
2,400,000	4.920% 03/10/08(b)	2,400,716
5,000,000	5.010% 09/15/09(b)	5,000,569
		62,284,378
	Diversified financial services — 8.9%
	American Express Co.
1,887,000	3.750% 11/20/07	1,844,566
2,746,000	4.750% 06/17/09	2,708,356
	American General Finance Corp.
2,090,000	2.750% 06/15/08	1,977,214
850,000	5.375% 09/01/09	848,043
4,940,000	5.400% 12/01/15	4,793,889
6,256,000	Bear Stearns Companies, Inc. 4.500% 10/28/10	6,026,091
8,110,000	Caterpillar Financial Services Corp. 4.500% 09/01/08	7,958,055
2,752,000	CIT Group, Inc. 7.375% 04/02/07	2,807,291

Par		Value
	Diversified financial services — (continued)
$6,000,000	Citicorp 8.040% 12/15/19(a)	$6,987,860
2,557,000	Citigroup Global Markets Holdings, Inc. 6.500% 02/15/08	2,612,841
	Citigroup, Inc.
14,500,000	4.625% 08/03/10	14,092,791
1,876,000	5.000% 09/15/14	1,799,397
1,000,000	Countrywide Home Loans, Inc. 2.875% 02/15/07	978,937
3,452,000	Credit Suisse First Boston USA, Inc. 6.125% 11/15/11	3,556,576
420,000	E*Trade Financial Corp. 8.000% 06/15/11	436,800
1,420,000	ERAP 3.750% 04/25/10	1,733,292
	Ford Motor Credit Co.
1,755,000	7.375% 10/28/09	1,632,911
2,260,000	7.375% 02/01/11	2,056,173
3,225,000	Fund American Companies, Inc. 5.875% 05/15/13	3,170,050
	General Electric Capital Corp.
3,500,000	3.750% 12/15/09	3,319,001
6,000,000	6.750% 03/15/32	6,680,523
	General Motors Acceptance Corp.
4,263,000	6.150% 04/05/07	4,165,390
2,081,000	6.875% 09/15/11	1,932,559
1,125,000	8.000% 11/01/31	1,054,687
	Goldman Sachs Group, Inc.
1,200,000	4.125% 01/15/08	1,177,722
2,950,000	4.750% 07/15/13	2,800,998
1,550,000	6.345% 02/15/34	1,528,696
5,858,000	6.600% 01/15/12	6,150,994
	HSBC Finance Corp.
4,336,000	5.875% 02/01/09	4,394,724
1,907,000	6.375% 11/27/12	1,978,982
1,850,000	6.400% 06/17/08	1,890,467
272,237	Innophos Investments Holdings, Inc. 12.749% 02/15/15(b)(d)	274,279
6,000,000	International Lease Finance Corp. 4.875% 09/01/10	5,841,291
	JPMorgan Chase & Co.
7,305,000	4.600% 01/17/11	7,064,287
3,000,000	5.180% 10/02/09(b)	3,004,283
7,008,000	7.250% 06/01/07	7,168,936
1,925,000	JPMorgan Chase Capital XV 5.875% 03/15/35	1,797,018
565,000	LaBranche & Co., Inc. 11.000% 05/15/12	625,737

See Accompanying Notes to Financial Statements.

31

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par			Value
		Diversified financial services — (continued)
		Lehman Brothers Holdings, Inc.
	$850,000	5.500% 04/04/16	$836,951
	4,530,000	7.000% 02/01/08	4,663,358
	2,213,000	MassMutual Global Funding II 2.550% 07/15/08(a)	2,084,011
		Merrill Lynch & Co., Inc.
	2,538,000	2.070% 06/12/06	2,523,123
	2,717,000	3.700% 04/21/08	2,637,418
	885,000	4.125% 01/15/09	859,556
	5,640,000	6.000% 02/17/09	5,748,071
	6,500,000	Morgan Stanley 6.750% 04/15/11	6,864,534
		National Rural Utilities Cooperative Finance Corp.
	2,226,000	3.250% 10/01/07	2,162,766
	2,700,000	5.750% 08/28/09	2,731,489
	6,773,000	Prudential Funding LLC 6.600% 05/15/08(a)	6,936,925
	4,000,000	Residential Capital Corp. 6.375% 06/30/10	4,026,890
		SLM Corp.
	5,650,000	4.500% 07/26/10	5,438,075
	2,000,000	5.125% 08/27/12	1,953,860
NZD	720,000	6.500% 06/15/10	442,509
USD	1,800,000	Windsor Financing LLC 5.881% 07/15/17(a)	1,790,621
			182,571,864
		Insurance — 0.5%
	625,000	Allstate Corp. 5.350% 06/01/33	563,047
	1,500,000	Allstate Financial Global Funding II 2.625% 10/22/06(a)	1,476,669
	1,500,000	Genworth Financial, Inc. 4.750% 06/15/09	1,470,846
	2,665,000	ING Groep NV 5.775% 12/29/49(b)	2,591,723
	938,000	Metlife, Inc. 5.375% 12/15/12	927,128
	2,150,000	St. Paul Travelers Companies, Inc. 5.500% 12/01/15	2,109,763
	1,125,000	Travelers Property Casualty Corp. 6.375% 03/15/33	1,140,053
			10,279,229
		Real estate — 0.3%
	3,822,000	EOP Operating LP 4.750% 03/15/14	3,524,972
	3,136,000	7.000% 07/15/11	3,300,425
			6,825,397

Par		Value
	Real estate investment trusts — 1.1%
$2,420,000	Archstone-Smith Trust 5.750% 03/15/16	$2,397,676
5,483,000	Camden Property Trust 5.375% 12/15/13	5,325,183
3,221,000	Health Care Property Investors, Inc. 6.450% 06/25/12	3,320,414
535,000	Host Marriott LP 6.750% 06/01/16(a)	537,675
5,500,000	iStar Financial, Inc. 5.800% 03/15/11	5,493,138
5,283,000	Simon Property Group LP 3.750% 01/30/09	5,045,814
		22,119,900
	Savings & loans — 0.8%
5,170,000	Washington Mutual Bank/Henderson NV 5.125% 01/15/15	4,893,549
	Washington Mutual, Inc.
6,200,000	4.625% 04/01/14	5,660,221
6,302,000	5.625% 01/15/07	6,302,737
		16,856,507
		300,937,275
	Industrials — 2.3%
	Aerospace & defense — 0.5%
200,000	Argo-Tech Corp. 9.250% 06/01/11	212,000
495,000	BE Aerospace, Inc. 8.500% 10/01/10	527,794
	L-3 Communications Corp.
85,000	5.875% 01/15/15	81,387
325,000	6.375% 10/15/15	321,750
3,782,000	Northrop Grumman Corp. 7.125% 02/15/11	4,022,667
2,200,000	Raytheon Co. 5.375% 04/01/13	2,173,763
445,000	Sequa Corp. 9.000% 08/01/09	476,150
180,000	Standard Aero Holdings, Inc. 8.250% 09/01/14	157,050
420,000	TransDigm, Inc. 8.375% 07/15/11	441,000
1,900,000	United Technologies Corp. 7.125% 11/15/10	2,030,555
		10,444,116
	Building materials — 0.1%
250,000	Goodman Global Holding Co., Inc. 7.875% 12/15/12	246,875
150,000	Nortek, Inc. 8.500% 09/01/14	152,625
185,000	NTK Holdings, Inc. (c)03/01/14 (10.750% 09/01/09)	134,125

See Accompanying Notes to Financial Statements.

32

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Building materials — (continued)
$315,000	RMCC Acquisition Co. 9.500% 11/01/12(a)	$329,175
		862,800
	Electronics — 0.0%
500,000	Flextronics International Ltd. 6.250% 11/15/14	491,250
260,000	Sanmina-SCI Corp. 6.750% 03/01/13	248,300
		739,550
	Engineering & construction — 0.0%
410,000	J. Ray McDermott SA 11.500% 12/15/13(a)	481,750
	Environmental control — 0.4%
	Allied Waste North America, Inc.
175,000	7.250% 03/15/15	178,063
1,000,000	7.875% 04/15/13	1,040,000
6,386,000	Waste Management, Inc. 7.375% 08/01/10	6,817,911
		8,035,974
	Machinery-construction & mining — 0.0%
360,000	Terex Corp. 7.375% 01/15/14	368,100
	Machinery-diversified — 0.1%
335,000	Columbus McKinnon Corp. 8.875% 11/01/13	350,075
335,000	Douglas Dynamics LLC 7.750% 01/15/12(a)	324,950
250,000	Manitowoc Co., Inc. 7.125% 11/01/13	255,625
		930,650
	Metal fabricate/ hardware — 0.0%
250,000	Mueller Group, Inc. 10.000% 05/01/12	274,375
270,000	Mueller Holdings, Inc. (c)04/15/14 (14.750% 04/15/09)	220,725
275,000	TriMas Corp. 9.875% 06/15/12	242,687
		737,787
	Miscellaneous manufacturing — 0.4%
730,000	Bombardier, Inc. 6.300% 05/01/14(a)	667,950
5,783,000	General Electric Co. 5.000% 02/01/13	5,631,662

Par			Value
		Miscellaneous manufacturing — (continued)
	$275,000	J.B. Poindexter & Co. 8.750% 03/15/14	$224,125
	239,000	Koppers Industries, Inc. 9.875% 10/15/13	262,900
	345,000	Samsonite Corp. 8.875% 06/01/11	364,838
	575,000	Trinity Industries, Inc. 6.500% 03/15/14	576,437
			7,727,912
		Packaging & containers — 0.2%
	530,000	Crown Americas LLC 7.750% 11/15/15(a)	549,875
	430,000	Jefferson Smurfit Corp. 8.250% 10/01/12	422,475
EUR	332,651	JSG Holding, PIK, 11.500% 10/01/15(a)(d)	412,697
USD	455,000	MDP Acquisitions PLC 9.625% 10/01/12	484,006
	1,200,000	Owens-Brockway Glass Container, Inc. 8.250% 05/15/13	1,254,000
	535,000	Owens-Illinois, Inc. 7.500% 05/15/10	539,013
			3,662,066
		Transportation — 0.6%
		Burlington Northern Santa Fe Corp.
	4,184,000	6.750% 07/15/11	4,432,303
	1,250,000	7.950% 08/15/30	1,557,782
	1,213,490	Canadian National Railway Co. 7.195% 01/02/16	1,350,510
	405,000	CHC Helicopter Corp. 7.375% 05/01/14	413,100
	205,000	Offshore Logistics, Inc. 6.125% 06/15/13	192,700
	290,000	QDI LLC 9.000% 11/15/10	272,600
	800,000	Ship Finance International Ltd. 8.500% 12/15/13	751,000
	500,000	Stena AB 7.000% 12/01/16	470,625
	305,000	Teekay Shipping Corp. 8.875% 07/15/11	337,025
	320,000	TFM SA de CV 9.375% 05/01/12	351,600
		Union Pacific Corp.
	790,000	3.875% 02/15/09	757,844
	2,000,000	4.875% 01/15/15	1,897,261
			12,784,350
			46,775,055

See Accompanying Notes to Financial Statements.

33

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Technology — 0.3%
	Computers — 0.3%
$4,394,000	Hewlett-Packard Co. 5.750% 12/15/06	$4,408,700
700,000	International Business Machines Corp. 5.875% 11/29/32	692,860
		5,101,560
	Office/business equipment — 0.0%
435,000	Xerox Corp. 7.125% 06/15/10	452,944
		5,554,504
	Utilities — 4.0%
	Electric — 3.9%
5,830,000	AEP Texas Central Co. 6.650% 02/15/33	6,091,219
500,000	AES Corp. 9.500% 06/01/09	540,000
1,000,000	Alabama Power Co. 2.800% 12/01/06	984,399
1,804,000	Appalachian Power Co. 3.600% 05/15/08	1,737,232
900,000	CenterPoint Energy Houston Electric 5.750% 01/15/14	896,940
	CMS Energy Corp.
260,000	6.875% 12/15/15	264,550
155,000	8.500% 04/15/11	168,175
1,125,000	Commonwealth Edison Co. 4.700% 04/15/15	1,038,708
2,980,000	Consolidated Edison Co. of New York 4.700% 06/15/09	2,929,736
912,000	Dominion Resources, Inc. 5.000% 03/15/13	865,585
2,625,000	Duquesne Light Holdings, Inc. 6.250% 08/15/35	2,457,619
	Dynegy Holdings, Inc.
750,000	6.875% 04/01/11	723,750
100,000	7.125% 05/15/18	92,000
380,000	9.875% 07/15/10(a)	417,050
605,000	Edison Mission Energy 7.730% 06/15/09	620,881
	Exelon Generation Co. LLC
2,125,000	5.350% 01/15/14	2,058,735
800,000	6.950% 06/15/11	846,575
4,626,000	FirstEnergy Corp. 6.450% 11/15/11	4,792,765
604,442	FPL Energy National Wind LLC 5.608% 03/10/24(a)	581,039
2,190,000	Kiowa Power Partners LLC 5.737% 03/30/21(a)	2,090,422
	Midamerican Energy Holdings Co.
4,302,000	5.000% 02/15/14	4,104,291
1,765,000	6.125% 04/01/36(a)	1,727,918

Par		Value
	Electric — (continued)
$620,000	Mirant North America LLC 7.375% 12/31/13(a)	$633,950
	Nevada Power Co.
50,000	5.875% 01/15/15	49,212
40,000	6.500% 04/15/12	40,847
3,631,000	NiSource Finance Corp. 5.400% 07/15/14	3,523,878
10,000	NorthWestern Corp. 5.875% 11/01/14	9,988
	NRG Energy, Inc.
315,000	7.250% 02/01/14	320,513
295,000	7.375% 02/01/16	302,006
	Pacific Gas & Electric Co.
3,476,000	4.200% 03/01/11	3,274,030
1,462,000	6.050% 03/01/34	1,432,752
1,416,000	Pepco Holdings, Inc. 5.500% 08/15/07	1,416,845
7,344,000	Progress Energy, Inc. 6.050% 04/15/07	7,380,947
3,205,000	PSEG Power LLC 8.625% 04/15/31	4,073,977
1,701,000	Public Service Electric & Gas Co. 4.000% 11/01/08	1,645,323
1,300,000	Scottish Power PLC 4.910% 03/15/10	1,271,342
850,000	Sierra Pacific Resources 6.750% 08/15/17(a)	851,063
600,000	Southern California Edison Co. 6.650% 04/01/29	632,758
3,248,000	Southern Co. Capital Funding, Inc. 5.300% 02/01/07	3,247,811
1,753,000	Southern Power Co. 6.250% 07/15/12	1,793,519
355,000	TECO Energy, Inc. 7.000% 05/01/12	368,313
3,450,000	TXU Corp. 5.550% 11/15/14	3,213,940
3,400,000	TXU Electric Delivery Co. 7.000% 09/01/22	3,611,806
4,996,000	Virginia Electric & Power Co. 5.375% 02/01/07	4,992,719
		80,117,128
	Gas — 0.1%
750,000	Sempra Energy 4.750% 05/15/09	735,157
		80,852,285
	Total corporate fixed- income bonds & notes (Cost of $730,035,588)	720,043,875

See Accompanying Notes to Financial Statements.

34

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Mortgage-backed securities — 31.9%
	Federal Home Loan Mortgage Corp.
$4,307,136	3.500% 10/01/18	$3,923,795
175,198,899	5.000% 10/01/35	166,737,279
23,514,142	5.000% 11/01/35	22,378,474
305,580	5.500% 12/01/17	303,809
1,778,331	5.500% 12/01/18	1,767,424
1,476,247	5.500% 07/01/19	1,466,695
125,445	6.000% 05/01/17	126,977
2,814,773	6.000% 07/01/17	2,849,157
13,775,880	6.500% 11/01/32	14,072,664
21,573	8.000% 11/01/09	22,323
16,189	8.000% 04/01/10	16,795
233,251	8.500% 11/01/26	251,232
	TBA:
18,000,000	4.500% 04/18/21(e)	17,178,750
58,500,000	5.000% 04/18/21(e)	57,000,938
43,360,000	5.500% 04/12/36(e)	42,330,200
	Federal National Mortgage Association
9,149,512	5.000% 09/01/35	8,712,613
57,982	5.449% 08/01/36(b)	58,815
51,984	5.943% 06/01/32(b)	51,395
136,655	6.000% 09/01/16	138,567
456,201	6.102% 07/01/32(b)	445,195
9,479,387	6.500% 01/01/29	9,719,073
190,380	6.500% 05/01/32	194,647
101,124	6.500% 07/01/32	103,390
600,156	6.500% 08/01/32	614,006
160,546	6.500% 11/01/32	164,143
5,706,236	6.500% 01/01/33	5,838,104
1,478,293	6.500% 05/01/33	1,512,456
1,714,619	6.500% 10/01/34	1,749,485
8,269,074	6.500% 11/01/34	8,445,047
6,863,418	6.500% 01/01/35	7,002,982
42,944,117	6.500% 02/01/35	43,858,005
253,408	7.000% 10/01/11	260,383
302,153	8.000% 12/01/09	303,556
89,454	10.000% 09/01/18	97,918
	TBA:
30,000,000	4.500% 04/18/21(e)	28,678,140
40,608,000	5.000% 04/18/21(e)	39,580,130
19,500,000	5.500% 04/18/21(e)	19,365,938
127,559,000	5.500% 04/12/36(e)	124,489,675
17,231,000	6.000% 04/12/36(e)	17,225,624
	Government National Mortgage Association
1,460,970	7.000% 01/15/30	1,523,734
1,352,635	7.500% 12/15/23	1,423,324
561,781	7.500% 07/20/28	585,370
6,741	8.000% 11/15/07	6,830
14,858	8.000% 05/15/17	15,765
149,715	8.500% 02/15/25	162,175
2,123	9.500% 09/15/09	2,225
5,125	13.000% 01/15/11	5,670

Par			Value
		Mortgage-backed securities — (continued)
	$2,620	13.000% 02/15/11	$2,898
		Total mortgage-backed securities (Cost of $658,916,367)	652,763,790
		Government & agency obligations — 18.1%
		Foreign government obligations — 4.8%
JPY	475,000,000	African Development Bank 1.950% 03/23/10	4,127,597
EUR	500,000	Aries Vermoegensverwaltungs 7.750% 10/25/09	677,606
EUR	1,305,000	Belgium Government Bond 3.750% 09/28/15	1,577,478
	870,000	Corp. Andina de Fomento 6.375% 06/18/09	1,131,020
JPY	410,000,000	Eksportfinans A/S 1.800% 06/21/10	3,557,097
		European Investment Bank
EUR	1,130,000	3.625% 10/15/13	1,357,157
GBP	190,000	5.500% 12/07/11	343,132
USD	2,425,000	Export-Import Bank of Korea 4.625% 03/16/10	2,347,311
		Federal Republic of Germany
EUR	4,140,000	4.250% 07/04/14	5,191,334
EUR	3,425,000	5.250% 07/04/10	4,425,528
EUR	380,000	6.000% 07/04/07	476,198
		Government of Canada
CAD	2,000,000	4.500% 06/01/15	1,743,888
	1,440,000	5.500% 06/01/10	1,295,760
		Government of New Zealand
NZD	520,000	6.000% 11/15/11	323,198
	65,000	6.000% 07/15/08	39,967
EUR	715,000	Hellenic Republic of Greece 5.350% 05/18/11	931,983
JPY	240,000,000	Inter-American Development Bank 1.900% 07/08/09	2,093,779
	315,000,000	International Bank for Reconstruction & Development 2.000% 02/18/08	2,737,802
NOK	5,535,000	Kingdom of Norway 6.000% 05/16/11	929,565
		Kingdom of Spain
EUR	3,015,000	5.000% 07/30/12	3,921,252
	500,000	5.500% 07/30/17	696,931
		Kingdom of Sweden
SEK	4,205,000	4.000% 12/01/09	552,478
	6,830,000	5.500% 10/08/12	974,274
EUR	1,820,000	Netherlands Government Bond 3.250% 07/15/15	2,115,905

See Accompanying Notes to Financial Statements.

35

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par			Value
		Foreign government obligations — (continued)
AUD	445,000	New South Wales Treasury Corp. 8.000% 03/01/08	$332,700
		Province of Ontario
JPY	415,000,000	1.875% 01/25/10	3,617,118
CAD	650,000	5.000% 03/08/14	575,452
	650,000	Province of Quebec 6.000% 10/01/12	603,949
EUR	500,000	Republic of Bulgaria 7.500% 01/15/13	728,806
EUR	280,000	Republic of Colombia 11.375% 01/31/08	381,733
	725,000	Republic of Finland 5.375% 07/04/13	971,058
		Republic of France
	1,865,000	3.000% 10/25/15	2,117,638
	1,740,000	4.000% 10/25/09	2,145,863
	1,400,000	4.000% 04/25/14	1,726,400
	2,055,000	4.750% 10/25/12	2,644,912
	2,070,000	Republic of Ireland 5.000% 04/18/13	2,711,749
		Republic of Italy
JPY	330,000,000	0.375% 10/10/06	2,808,081
EUR	1,975,000	4.250% 11/01/09	2,451,598
	1,635,000	4.250% 02/01/15	2,029,607
PLN	4,035,000	Republic of Poland 5.750% 03/24/10	1,290,318
		Republic of South Africa
EUR	600,000	5.250% 05/16/13	765,210
ZAR	1,350,000	13.000% 08/31/10	265,073
		United Kingdom Treasury
GBP	860,000	4.750% 06/07/10	1,511,101
	1,810,000	5.000% 09/07/14	3,271,738
	395,000	8.000% 06/07/21	960,990
		United Mexican States
USD	3,056,000	6.375% 01/16/13	3,132,400
	7,841,000	7.500% 04/08/33	8,742,715
	6,750,000	8.375% 01/14/11	7,465,500
AUD	625,000	Western Australia Treasury Corp. 8.000% 06/15/13	508,099
			97,328,048
		U.S. Government agencies — 3.9%
		Federal Home Loan Bank
USD	350,000	3.000% 05/15/06	349,169
	2,300,000	3.625% 11/14/08	2,219,491
	2,500,000	3.875% 06/14/13	2,305,033
	3,455,000	4.375% 09/11/09	3,368,521
		Federal Home Loan Mortgage Corp.
	1,190,000	3.500% 04/01/08	1,154,764
	3,970,000	4.125% 04/02/07	3,931,312
	6,155,000	4.750% 11/17/15	5,947,373
EUR	1,620,000	5.125% 01/15/12	2,097,979

Par			Value
		U.S. Government agencies — (continued)
USD	10,360,000	6.000% 06/15/11	$10,754,353
	2,415,000	6.625% 09/15/09	2,527,158
	2,000,000	6.750% 03/15/31	2,392,182
		Federal National Mortgage Association
JPY	560,000,000	2.125% 10/09/07	4,868,108
USD	9,280,000	3.250% 02/15/09	8,823,962
	7,000,000	4.125% 04/15/14	6,524,119
	20,000,000	4.375% 07/17/13	18,953,860
	2,567,000	7.250% 05/15/30	3,223,246
			79,440,630
		U.S. Government obligations — 9.4%
	15,000,000	U.S. Treasury Bond 7.250% 05/15/16	17,739,840
		U.S. Treasury Bonds
	19,100,000	4.000% 02/15/15	17,899,527
	8,500,000	5.375% 02/15/31	8,947,576
	23,750,000	6.250% 08/15/23	26,935,849
	14,000,000	6.250% 05/15/30	16,361,408
	12,185,208	U.S. Treasury Inflation Index Notes 3.875% 01/15/09	12,757,340
		U.S. Treasury Notes
	6,229,560	1.625% 01/15/15	5,878,904
	895,000	2.875% 11/30/06	883,463
	13,900,000	3.000% 11/15/07	13,501,459
	20,000,000	3.625% 01/15/10(f)	19,173,440
	800,000	4.250% 11/15/13	768,375
	1,725,000	4.375% 11/15/08	1,705,325
	16,000,000	4.500% 11/15/15	15,526,256
		U.S. Treasury STRIPS
	20,650,000	(g)11/15/13 P.O.	14,239,558
	50,000,000	(g)05/15/23 P.O.	20,940,250
			193,258,570
		Total government & agency obligations (Cost of $378,372,536)	370,027,248
		Asset-backed securities — 13.4%
	3,629,854	ACE Securities Corp. 4.978% 09/25/35(b)	3,632,119
		Aegis Asset Backed Securities Trust
	2,580,569	4.918% 06/25/35(b)	2,581,103
	4,600,000	5.158% 03/25/31(b)	4,607,418
	7,700,000	Arizona Educational Loan Marketing Corp. 4.920% 12/01/13(b)	7,700,000
	4,250,000	Bank One Issuance Trust 4.979% 02/17/09(b)	4,251,201
		Bear Stearns Asset Backed Security, Inc.
	1,266,256	4.928% 02/25/35(b)	1,266,373

See Accompanying Notes to Financial Statements.

36

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Asset-backed securities — (continued)
$2,042,332	4.928% 05/25/35(b)	$2,042,643
4,803,779	5.168% 03/25/35(b)	4,806,408
848,675	5.318% 08/25/34(b)	851,941
167,547	Bombardier Capital Mortgage Securitization Corp. 6.230% 04/15/28	166,250
537,139	Capital Auto Receivables Asset Trust 5.029% 01/15/09(b)	537,161
1,981,779	Carrington Mortgage Loan Trust 4.948% 05/25/35(b)	1,981,981
	Chase Manhattan Auto Owner Trust
917,072	2.040% 12/15/09	894,645
705,846	2.260% 11/15/07	702,190
1,023,849	2.780% 06/15/10	1,002,776
2,000,316	Citigroup Mortgage Loan Trust, Inc. 4.908% 05/25/35(b)	2,000,500
	Contimortgage Home Equity Trust
301,291	6.880% 01/15/28	300,700
	(c)12/25/29
736,513	(8.180% 04/25/06)	734,226
	Countrywide Asset-Backed Certificates
3,565,234	4.908% 07/25/35(b)	3,566,408
995,005	4.908% 08/25/35(b)	995,008
4,640,898	4.938% 08/25/35(b)	4,641,955
6,339,550	4.948% 10/25/35(b)	6,343,039
4,061,941	4.978% 08/25/35(a)(b)	4,063,556
318,247	Federal National Mortgage Association Whole Loan 7.800% 06/25/26	330,496
1,480,137	First Alliance Mortgage Loan Trust 7.625% 07/25/25	1,474,781
275,880	First Plus Home Loan Trust (c)05/10/24 (7.720% 04/10/06)	276,224
	Ford Credit Auto Owner Trust
5,000,000	3.160% 08/15/07	4,959,760
9,269	4.799% 01/15/07(b)	9,269
2,032,187	GMAC Mortgage Corp. Loan Trust 5.048% 12/25/20(b)	2,033,150
3,500,000	Gracechurch Card Funding PLC 4.939% 02/17/09(b)	3,503,920
4,024,358	Green Tree Mortgage Loan Trust 4.968% 12/25/32(a)(b)	4,025,686
	GSAMP Trust
2,839,890	4.958% 11/25/35(b)	2,841,456
1,454,072	4.988% 11/25/34(b)	1,454,590

Par		Value
	Asset-backed securities — (continued)
	Harley-Davidson Motorcycle Trust
$303,840	1.890% 02/15/11	$296,813
1,184,436	2.180% 01/15/09	1,173,103
1,748,209	2.960% 02/15/12	1,696,172
3,117,717	Home Equity Asset Trust 4.908% 08/25/35(b)	3,118,553
713,809	Household Automotive Trust 2.310% 04/17/08	711,359
	IMC Home Equity Loan Trust
3,362,260	7.310% 11/20/28	3,355,894
656,146	7.500% 04/25/26	655,625
1,459,258	7.520% 08/20/28	1,455,359
12,958,927	Keycorp Student Loan Trust 4.933% 07/25/29(b)	13,042,850
5,000,000	Long Beach Auto Receivables Trust 4.250% 04/15/12	4,864,884
1,366,808	Long Beach Mortgage Loan Trust 4.898% 04/25/35(b)	1,366,942
	Mastr Asset Backed Securities Trust
10,336,757	4.745% 02/25/36(b)	10,343,309
9,918,228	4.968% 11/25/35(b)	9,923,009
4,373,598	Mastr Second Lien Trust 4.978% 03/25/36(b)	4,379,771
7,313,358	Money Store Home Equity Trust 4.899% 08/15/29(b)	7,310,533
	Morgan Stanley ABS Capital
1,553,254	4.898% 02/25/35(b)	1,553,444
2,546,557	4.908% 03/25/35(b)	2,547,214
1,237,242	4.998% 05/25/34(b)	1,237,582
	New Century Home Equity Loan Trust
5,737,779	4.988% 03/25/36(b)	5,746,617
	(c)07/25/29
68,068	(7.320% 04/25/06)	67,312
2,306,747	Oncor Electric Delivery Transition Bond Co. 2.260% 02/15/09	2,268,431
3,314,538	Onyx Acceptance Auto Trust 3.380% 01/15/08	3,310,604
1,000,000	Park Place Securities, Inc. 6.018% 10/25/34(b)	1,002,504
	Popular ABS Mortgage Pass-Through Trust
6,402,617	4.908% 04/25/35(b)	6,404,251
4,843,781	4.918% 07/25/35(b)	4,843,177
	Renaissance Home Equity Loan Trust
1,390,860	4.908% 08/25/35(b)	1,391,627
7,510,502	4.928% 08/25/35(b)	7,513,881
4,277,197	4.938% 05/25/35(b)	4,278,729
2,403,249	4.948% 05/25/35(b)	2,403,550

See Accompanying Notes to Financial Statements.

37

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Asset-backed securities — (continued)
$2,325,000	Residential Asset Securities Corp. 5.868% 04/25/34(b)	$2,335,384
	SACO I, Inc.
11,100,000	4.993% 03/25/36(b)	11,100,000
13,118,286	5.018% 04/25/35(a)(b)	13,114,176
11,714,286	5.018% 07/25/36(b)	11,727,598
404,701	Salomon Brothers Mortgage Securities VII 7.150% 06/25/28	398,039
635,579	Securitized Asset Backed Receivables LLC Trust 5.068% 02/25/34(b)	639,746
	SLM Student Loan Trust
4,959,595	4.633% 01/25/13(b)	4,958,141
561,450	4.653% 10/25/12(b)	561,495
5,072,701	4.653% 04/25/14(b)	5,075,623
8,770,608	4.733% 04/25/17(b)	8,782,886
6,409,151	4.783% 01/25/12(b)	6,424,331
	Structured Asset Investment Loan Trust
1,341,987	4.938% 03/25/35(b)	1,342,209
6,800,000	5.518% 08/25/33(b)	6,832,790
9,585,000	Volkswagen Auto Lease Trust 3.940% 10/20/10	9,427,447
1,938,494	WFS Financial Owner Trust 2.340% 08/22/11	1,897,369
	Total Asset-Backed Securities (Cost of $273,899,494)	273,459,266
	Collateralized mortgage obligations — 9.9%
	Agency — 5.6%
	Federal Home Loan Mortgage Corp.
6,775,000	4.000% 09/15/15	6,535,632
10,000,000	4.000% 11/15/16	9,436,051
7,850,000	4.000% 10/15/18	7,082,662
7,720,000	4.000% 10/15/26	7,491,619
15,130,000	4.500% 02/15/15	14,858,601
12,092,000	4.500% 03/15/18	11,629,856
3,166,000	4.500% 10/15/18	3,103,106
2,830,000	4.500% 02/15/27	2,739,857
2,960,000	4.500% 08/15/28	2,826,874
2,547,991	6.000% 06/15/31	2,565,336
510,000	6.500% 10/15/23	523,939
183,334	6.500% 11/15/30	183,481
	Federal National Mortgage Association
2,050,000	4.500% 11/25/14	1,999,130
8,781,320	5.500% 08/25/17	8,688,412
9,882,839	5.500% 10/15/25	9,872,933
15,000,000	5.500% 06/15/34	14,443,180
8,178,200	6.000% 04/25/17	8,297,573

Par		Value
	Agency — (continued)
$2,090,000	Government National Mortgage Association 4.500% 04/16/28	$2,028,373
		114,306,615
	Non-agency — 4.3%
	Bear Stearns Alt-A Trust
6,278,514	5.098% 01/25/35(b)	6,301,559
3,257,396	5.168% 10/25/33(b)	3,397,546
3,252,948	Bear Stearns Asset Backed Securities, Inc. (c)01/25/34 (5.000% 04/25/06)	3,200,343
	Countrywide Alternative Loan Trust
2,633,207	5.218% 03/25/34(b)	2,640,828
8,342,379	5.250% 08/25/35	8,252,202
	Countrywide Home Loan Mortgage Pass Through Trust
3,431,909	4.595% 12/19/33(b)	3,267,266
7,898,000	5.000% 02/25/33	7,790,274
	IMPAC CMB Trust
6,877,202	5.078% 04/25/35(b)	6,899,989
3,969,292	5.308% 10/25/34(b)	3,976,544
15,128,546	JPMorgan Mortgage Trust 5.000% 09/25/20	14,789,252
4,954,589	Sequoia Mortgage Trust 5.656% 07/20/34(b)	4,836,580
11,224,967	Specialty Underwriting & Residential Finance 4.908% 03/25/36(b)	11,229,280
3,177,718	Structured Asset Securities Corp. 5.500% 07/25/33	3,089,913
8,862,615	Wamu Alternative Mortgage Pass-Through Certificates 5.500% 07/25/35	8,748,515
		88,420,091
	Total collateralized mortgage obligations (Cost of $206,984,009)	202,726,706
	Commercial mortgage- backed securities — 2.1%
9,165,000	Bear Stearns Commercial Mortgage Securities 5.626% 03/11/39(b)	9,059,749
39,940,832	GMAC Commercial Mortgage Securities, Inc. 1.459% 07/15/29 I.O.(b)(h)	1,210,686
1,200,000	Greenwich Capital Commercial Funding Corp. 4.533% 01/05/36	1,152,281

See Accompanying Notes to Financial Statements.

38

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Commercial mortgage- backed securities — (continued)
	LB-UBS Commercial Mortgage Trust
$10,080,000	5.084% 02/15/31	$9,932,741
10,000,000	5.103% 11/15/30	9,859,770
72,161,757	Merrill Lynch Mortgage Investors, Inc. 1.209% 12/15/30 I.O.(b)(h)	1,860,402
6,320,000	Merrill Lynch Mortgage Trust 5.245% 11/12/37(b)	6,164,225
3,120,000	Nationslink Funding Corp. 6.888% 11/10/30	3,162,526
	Total commercial mortgage- backed securities (Cost of $44,359,614)	42,402,380
	Convertible bond — 0.0%
	Communications — 0.0%
	Telecommunication services — 0.0%
560,000	Nortel Networks Corp. 4.250% 09/01/08	528,500
	Total convertible bond (Cost of $529,923)	528,500
	Short-term obligations — 5.9%
	Repurchase agreement — 3.2%
65,850,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by U.S. Government Agencies with various maturities to 12/28/07, market value of $67,170,625 (repurchase proceeds $65,875,627)	65,850,000
	U.S. government agencies & obligations — 2.7%
25,000,000	Federal Home Loan Bank 4.470% 04/17/06	24,948,889
30,000,000	Federal National Mortgage Association 4.470% 04/17/06	29,940,400
		54,889,289
	Total short-term obligations (Cost of $120,739,289)	120,739,289

		Value
Total investments (Cost of $2,413,836,820)(i)	116.5%	$2,382,691,054
Other assets and liabilities, net	(16.5)%	(336,732,054)
Net assets	100.0%	$2,045,959,000

Notes to Investment Portfolio:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $94,275,253, which represents 4.6% of net assets.

(b) The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(c) Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d) Payment-in-kind securities.

(e) Security, or a portion thereof, purchased on a delayed delivery basis.

(f) Security pledged as collateral for open futures contracts.

(g) Zero coupon bond.

(h) Accrued interest accumulates in the value of this security and is payable at redemption.

(i) Cost for federal income tax purposes is $2,414,658,698.

At March 31, 2006, the Fund held the following open long futures contracts:

Type	Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Notes	181	$19,256,703	$19,487,783	Jun-2006	$(231,080)
5-Year U.S. Treasury Notes	70	7,310,625	7,348,587	Jun-2006	(37,962)
2-Year U.S. Treasury Notes	95	19,366,641	19,399,606	Jun-2006	(32,965)
U.S. Treasury Bonds	36	3,929,625	4,050,961	Jun-2006	(121,336)
					$(423,343)

See Accompanying Notes to Financial Statements.

39

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

At March 31, 2006, the following forward foreign currency contracts were outstanding:

Description	Local currency	Value of contract when opened (local currency)	Value of contract when opened (US dollars)	Market value of contract (US dollars)	Unrealized appreciation
Contracts to Buy
Expiring April 03, 2006	AUD	690,000	$492,591	$493,943	$1,352
Total net unrealized appreciation					$1,352
Description	Local currency	Value of contract when opened (local currency)	Value of contract when opened (US dollars)	Market value of contract (US dollars)	Unrealized appreciation/ depreciation
Contracts to Sell
Expiring April 03, 2006	AUD	690,000	$508,530	$493,943	$14,587
Expiring May 03, 2006	AUD	690,000	492,281	493,667	(1,386)
Expiring April 21, 2006	CAD	1,000,000	857,971	856,788	1,183
Expiring April 24, 2006	EUR	497,000	601,609	603,160	(1,551)
Expiring April 28, 2006	EUR	445,000	535,428	540,182	(4,754)
Expiring April 10, 2006	GBP	150,000	260,448	260,635	(187)
Expiring April 28, 2006	GBP	500,000	865,218	868,850	(3,632)
Expiring April 28, 2006	NOK	4,400,000	663,750	672,483	(8,733)
Net unrealized appreciation/depreciation					$(4,473)
Total net unrealized depreciation					$(3,121)

See Accompanying Notes to Financial Statements.

40

Columbia Total Return Bond Fund

Investment portfolio (continued)  March 31, 2006

At March 31, 2006, the fund held the following sectors:

Sector	% of Net Assets (unaudited)
Corporate fixed-income bonds & notes	35.2%
Mortgage-backed securities	31.9
Government & agency obligations	18.1
Asset-backed securities	13.4
Collateralized mortgage obligations	9.9
Commercial mortgage-backed obligations	2.1
Convertible bond	0.0 *
Short-term obligations	5.9
Other assets & liabilities, net	(16.5)
100.0%

*  Represents less than 0.01%.

Acronym	Name
AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro Currency

GBP	Great Britain Pound

JPY	Japanese Yen

I.O.	Interest Only

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

P.O.	Principal Only

SEK	Swedish Krona

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

USD	United States Dollar

ZAR	South African Rand

See Accompanying Notes to Financial Statements.

41

Columbia Short Term Bond Fund

Investment portfolio  March 31, 2006

Par		Value
	Corporate fixed-income bonds & notes — 34.2%
	Basic materials — 0.3%
	Forest products & paper — 0.3%
$3,560,000	MeadWestvaco Corp. 6.850% 04/01/12	$3,669,096
	Communications — 3.7%
	Media — 0.7%
1,875,000	Jones Intercable, Inc. 7.625% 04/15/08	1,943,217
	Time Warner, Inc.
2,460,000	6.125% 04/15/06	2,460,447
4,641,000	8.110% 08/15/06	4,683,518
		9,087,182
	Telecommunication services — 3.0%
10,000,000	AT&T, Inc. 5.750% 05/02/06	10,002,948
5,450,000	Deutsche Telekom International Finance BV 8.000% 06/15/10	5,934,633
5,970,000	New Cingular Wireless Services, Inc. 7.500% 05/01/07	6,101,789
3,750,000	Sprint Capital Corp. 6.375% 05/01/09	3,849,040
	Verizon Global Funding Corp.
6,000,000	7.250% 12/01/10	6,365,204
600,000	7.600% 03/15/07	611,824
5,100,000	Vodafone Group PLC 7.750% 02/15/10	5,468,389
		38,333,827
		47,421,009
	Consumer cyclical — 2.2%
	Auto manufacturers — 0.3%
3,950,000	DaimlerChrysler NA Holding Corp. 4.750% 01/15/08	3,893,726
	Home builders — 0.2%
2,000,000	KB Home 9.500% 02/15/11	2,092,500
	Lodging — 0.1%
1,500,000	MGM Mirage 7.250% 10/15/06	1,507,500
	Retail — 1.6%
5,000,000	Home Depot, Inc. 5.375% 04/01/06	4,999,209
1,135,000	Lowe's Companies, Inc. 8.250% 06/01/10	1,258,345
6,000,000	Target Corp. 5.950% 05/15/06	6,006,530

Par		Value
	Retail — (continued)
$8,485,000	Wal-Mart Stores, Inc. 4.000% 01/15/10	$8,105,982
		20,370,066
		27,863,792
	Consumer non-cyclical — 4.9%
	Beverages — 1.5%
10,300,000	Bottling Group LLC 2.450% 10/16/06	10,152,447
1,275,000	Coca-Cola Enterprises, Inc. 5.750% 11/01/08	1,289,540
2,000,000	Constellation Brands, Inc. 8.625% 08/01/06	2,020,000
5,000,000	Diageo Capital PLC 3.500% 11/19/07	4,865,539
		18,327,526
	Cosmetics/personal care — 0.5%
6,675,000	Procter & Gamble Co. 4.750% 06/15/07	6,648,681
	Food — 1.2%
	General Mills, Inc.
1,800,000	2.625% 10/24/06	1,773,705
5,710,000	5.125% 02/15/07	5,693,883
	Kroger Co.
1,585,000	7.650% 04/15/07	1,619,067
2,860,000	7.800% 08/15/07	2,946,042
	Safeway, Inc.
3,725,000	4.950% 08/16/10	3,609,923
		15,642,620
	Healthcare products — 0.6%
7,500,000	Baxter FinCo BV 4.750% 10/15/10(a)	7,248,308
	Healthcare services — 0.7%
5,415,000	UnitedHealth Group, Inc. 3.375% 08/15/07	5,281,100
3,000,000	WellPoint, Inc. 6.375% 06/15/06	3,006,830
		8,287,930
	Household products/wares — 0.2%
2,550,000	Fortune Brands, Inc. 5.125% 01/15/11	2,496,582
	Pharmaceuticals — 0.2%
3,000,000	GlaxoSmithKline Capital PLC 2.375% 04/16/07	2,917,499
		61,569,146
	Energy — 1.7%
	Oil & gas — 1.7%
7,850,000	ChevronTexaco Capital Co. 3.500% 09/17/07	7,670,203

See Accompanying Notes to Financial Statements.

42

Columbia Short Term Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Oil & gas — (continued)
$5,825,000	Devon Energy Corp. 2.750% 08/01/06	$5,776,746
1,725,000	Marathon Oil Corp. 5.375% 06/01/07	1,726,336
5,550,000	USX Corp. 6.850% 03/01/08	5,695,700
		20,868,985
	Financials — 16.1%
	Banks — 3.9%
9,500,000	Bank One N.A. 5.500% 03/26/07	9,491,810
7,266,000	Fifth Third Bank 2.700% 01/30/07	7,125,713
5,000,000	Marshall & Ilsley Corp. 5.750% 09/01/06	5,007,407
5,000,000	US Bancorp 3.125% 03/15/08	4,807,846
10,000,000	Wachovia Corp. 3.625% 02/17/09	9,580,396
13,000,000	Wells Fargo & Co. 4.920% 03/10/08(b)	13,003,880
		49,017,052
	Diversified financial services — 9.9%
2,500,000	American Express Credit Corp. 3.000% 05/16/08	2,389,308
	American General Finance Corp.
3,000,000	3.000% 11/15/06	2,959,643
6,125,000	5.875% 07/14/06	6,139,172
	Bear Stearns Companies, Inc.
5,000,000	4.500% 10/28/10	4,816,249
1,100,000	6.500% 05/01/06	1,101,161
3,800,000	Capital One Bank 4.875% 05/15/08	3,767,318
	Caterpillar Financial Services Corp.
1,850,000	3.625% 11/15/07	1,802,441
8,000,000	5.950% 05/01/06	8,005,167
4,000,000	CIT Group, Inc. 5.500% 11/30/07	4,008,548
10,000,000	Citigroup, Inc. 5.500% 08/09/06	10,013,376
	Countrywide Home Loans, Inc.
500,000	2.875% 02/15/07	489,468
7,000,000	4.125% 09/15/09	6,695,543
5,480,000	Credit Suisse First Boston USA, Inc. 4.875% 08/15/10	5,365,247
5,865,000	Ford Motor Credit Co. 7.375% 10/28/09	5,456,992
7,000,000	General Electric Capital Corp. 4.875% 10/21/10	6,859,276
5,280,000	Goldman Sachs Group, Inc. 5.000% 01/15/11	5,181,057
5,725,000	HSBC Finance Corp. 6.400% 06/17/08	5,850,228
2,500,000	JPMorgan Chase & Co. 3.800% 10/02/09	2,382,776

Par		Value
	Diversified financial services — (continued)
$7,825,000	Lehman Brothers Holdings, Inc. 5.000% 01/14/11	$7,690,921
8,000,000	Merrill Lynch & Co., Inc. 4.125% 01/15/09	7,770,001
9,400,000	Morgan Stanley 3.875% 01/15/09	9,060,380
1,525,000	Pitney Bowes Credit Corp. 5.750% 08/15/08	1,540,326
12,000,000	USA Education, Inc. 5.625% 04/10/07	12,041,077
4,000,000	Wells Fargo Financial, Inc. 4.875% 06/12/07	3,990,016
		125,375,691
	Insurance — 0.4%
2,450,000	Allstate Financial Global Funding II 2.625% 10/22/06(a)	2,411,893
2,010,000	Genworth Financial, Inc. 4.750% 06/15/09	1,970,933
699,000	Hartford Financial Services Group, Inc. 2.375% 06/01/06	696,052
		5,078,878
	Real estate — 0.5%
6,315,000	Security Capital Group, Inc. 7.150% 06/15/07	6,460,438
	Real estate investment trusts — 0.3%
3,420,000	American Health Properties 7.500% 01/15/07	3,469,743
	Savings & loans — 1.1%
8,855,000	Washington Mutual, Inc. 4.200% 01/15/10	8,475,534
5,750,000	World Savings Bank 4.125% 03/10/08	5,636,814
		14,112,348
		203,514,150
	Industrials — 2.4%
	Aerospace & defense — 0.8%
1,820,000	Boeing Co. 8.100% 11/15/06	1,852,506
8,475,000	United Technologies Corp. 4.875% 11/01/06	8,458,112
		10,310,618
	Environmental control — 0.4%
1,430,000	USA Waste Services, Inc. 7.125% 10/01/07	1,464,246
3,000,000	Waste Management, Inc. 7.375% 08/01/10	3,202,902
		4,667,148

See Accompanying Notes to Financial Statements.

43

Columbia Short Term Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Machinery — 0.4%
$5,855,000	John Deere Capital Corp. 4.625% 04/15/09	$5,734,784
	Transportation — 0.8%
910,000	Canadian National Railway Co. 6.450% 07/15/06(b)	912,875
3,450,000	CSX Corp. 6.750% 03/15/11	3,619,319
5,325,000	Union Pacific Corp. 3.875% 02/15/09	5,108,252
		9,640,446
		30,352,996
	Technology — 0.6%
	Computers — 0.6%
	International Business Machines Corp.
2,700,000	2.375% 11/01/06	2,657,250
5,000,000	4.875% 10/01/06	4,990,664
		7,647,914
	Utilities — 2.3%
	Electric — 1.5%
4,740,000	American Electric Power Co., Inc. 5.375% 03/15/10	4,696,139
5,350,000	Exelon Generation Co. LLC 6.950% 06/15/11	5,661,468
6,900,000	Scottish Power PLC 4.910% 03/15/10	6,747,893
1,400,000	Virginia Electric & Power Co. 5.375% 02/01/07	1,399,081
		18,504,581
	Gas — 0.8%
6,525,000	Kinder Morgan Energy Partners LP 6.750% 03/15/11	6,808,091
3,810,000	Sempra Energy 4.750% 05/15/09	3,734,600
		10,542,691
		29,047,272
	Total corporate fixed-income bonds & notes (Cost of $441,233,688)	431,954,360
	Asset-backed securities — 22.5%
6,159,072	Aames Mortgage Investment Trust 5.158% 01/25/35(b)	6,169,074
61,536	ABFS Mortgage Loan Trust (c)12/15/33 (4.428% 04/15/06)	59,954
4,051,790	American Express Credit Account Master Trust 1.690% 01/15/09	4,023,974
	Amresco Residential Securities Mortgage Loan Trust
49,605	5.298% 06/25/27(b)	49,616
115,554	5.298% 07/25/28(b)	115,586

Par		Value
	Asset-backed securities — (continued)
$8,225,525	Bear Stearns Asset Backed Securities, Inc. 4.928% 06/25/35(b)	$8,228,720
1,404,411	BMW Vehicle Owner Trust 2.530% 02/25/08	1,393,649
	Chase Manhattan Auto Owner Trust
4,960,673	2.080% 05/15/08	4,915,279
529,385	2.260% 11/15/07	526,642
3,953,084	2.570% 02/16/10	3,865,630
1,401,135	CIT Equipment Collateral 2.200% 03/20/08	1,381,754
	Citibank Credit Card Issuance Trust
5,000,000	2.500% 04/07/08	4,999,342
5,575,000	5.650% 06/16/08	5,581,542
	Cityscape Home Equity Loan Trust (c)07/25/28
182,440	(7.380% 04/25/06)	181,847
46,763	7.410% 05/25/28	46,615
	Countrywide Asset-Backed Certificates
816,649	4.908% 08/25/35(b)	816,652
6,068,867	4.938% 08/25/35(b)	6,070,248
18,994,919	4.998% 02/25/36(b)	19,003,887
2,365,000	Credit-Based Asset Servicing and Securitization Corp. (c)12/25/35 (4.134% 04/25/06)	2,323,259
5,000,000	Daimler Chrysler Auto Trust 2.580% 04/08/09	4,861,833
8,500,000	Discover Card Master Trust 5.750% 12/15/08	8,511,586
450,521	Educap, Inc. 5.056% 09/20/15(b)	453,580
	First Alliance Mortgage Loan Trust
157,527	6.680% 06/25/25	156,957
493,808	8.225% 09/20/27	493,637
6,962,345	First Franklin Mortgage Loan Asset Backed Certificates 5.018% 03/25/25(b)	6,966,300
78,520	First Plus Home Loan Trust (c)05/10/24 (7.720% 05/10/06)	78,618
2,317	Ford Credit Auto Owner Trust 4.799% 01/15/07(b)	2,317
1,900,000	GMAC Mortgage Corporation Loan Trust 3.970% 09/25/34(b)	1,842,446
4,024,358	Green Tree Mortgage Loan Trust 4.968% 12/25/32(a)(b)	4,025,686
	GSAA Trust
1,073,009	4.220% 08/25/34(b)	1,056,992
1,489,901	4.736% 06/25/34(b)	1,468,430
2,908,144	GSAMP Trust 4.988% 11/25/34(b)	2,909,181
1,500,667	Harley-Davidson Motorcycle Trust 3.090% 06/15/10	1,475,614

See Accompanying Notes to Financial Statements.

44

Columbia Short Term Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	Asset-backed securities — (continued)
$4,000,000	Honda Auto Receivables Owner Trust 2.790% 03/16/09	$3,934,722
	IMC Home Equity Loan Trust
53,996	7.080% 08/20/28	53,837
94,349	7.310% 11/20/28	94,170
444,721	7.500% 04/25/26	444,368
524,587	7.520% 08/20/28	523,186
3,588,564	John Deere Owner Trust 2.320% 12/17/07	3,549,588
	KeyCorp Student Loan Trust
12,080,000	4.933% 10/25/25(b)	12,140,642
2,645,437	5.490% 01/27/23(a)(b)	2,662,656
8,100,000	Long Beach Auto Receivables Trust (c)07/15/10 (2.841% 04/15/06)	7,896,579
27,089,160	Mastr Asset Backed Securities Trust 4.968% 11/25/35(b)	27,102,220
5,000,000	MBNA Credit Card Master Note Trust 6.550% 12/15/08(d)	5,016,096
	Morgan Stanley ABS Capital
2,115,945	4.898% 02/25/35(b)	2,116,204
1,059,054	4.998% 05/25/34(b)	1,059,345
	Nissan Auto Receivables Owner Trust
104,055	1.510% 08/15/07	103,959
1,120,209	2.610% 07/15/08	1,106,382
	Novastar Home Equity Loan
11,319,002	4.948% 01/25/36(b)	11,325,571
3,266,556	5.208% 05/25/33(b)	3,297,971
	Residential Asset Mortgage Products, Inc.
930,000	3.981% 04/25/29	906,247
6,574,229	4.918% 03/25/35(b)	6,575,421
28,319,581	4.948% 09/25/35(b)	28,337,910
1,479,461	5.158% 03/25/33(b)	1,478,828
199,232	5.158% 09/25/33(b)	201,175
	Residential Funding Mortgage Securities II, Inc. (c)07/25/28
2,180,000	(4.760% 04/25/06)	2,049,404
76,643	5.108% 08/25/33(b)	76,777
21,076,324	SACO I, Inc. 5.018% 04/25/35(a)(b)	21,069,721
8,950,000	SLM Student Loan Trust 5.701% 01/25/13(b)	9,179,378
1,955,204	Terwin Mortgage Trust 5.288% 07/25/34(b)	1,959,360
3,921,002	Toyota Auto Receivables Owner Trust 2.200% 03/15/10	3,894,935
	WFS Financial Owner Trust
20,700,000	2.810% 08/22/11	20,158,792

Par		Value
	Asset-backed securities — (continued)
$1,895,000	3.540% 11/21/11	$1,860,774
	Total asset-backed securities (Cost of $285,810,478)	284,232,665
	Collateralized mortgage obligations — 15.3%
	Agency — 5.9%
	Federal Home Loan Mortgage Corp.
599,830	3.000% 06/15/09	597,709
28,670,000	4.000% 07/15/14	27,996,897
3,980,000	4.000% 09/15/15	3,858,600
15,460,000	4.000% 10/15/26	15,002,647
14,681,841	5.500% 11/15/21	14,668,867
1,024,920	5.500% 01/15/23 I.O.(f)	45,329
1,150,814	5.500% 05/15/27 I.O.(f)	96,069
647,181	6.000% 06/15/31	651,586
168,163	7.000% 06/15/22	167,807
5,190	8.500% 09/15/06	5,179
	Federal National Mortgage Association
1,295,000	(e)05/25/23	967,312
4,450,617	5.000% 04/25/31	4,372,972
1,234,961	5.368% 09/25/18(b)	1,230,518
1,699	8.000% 10/25/06	1,698
518,775	Government National Mortgage Association 5.000% 05/16/27	503,888
4,829,171	Small Business Administration Participation Certificates 4.880% 11/01/24	4,642,513
		74,809,591
	Non-agency — 9.4%
1,245,437	Bank of America Mortgage Securities 5.250% 02/25/18(d)	1,230,886
3,583,400	Bear Stearns Adjustable Rate Mortgage Trust 3.512% 06/25/34(b)	3,488,223
	Countrywide Alternative Loan Trust
1,070,310	5.218% 03/25/34(b)	1,073,408
10,303,024	5.250% 08/25/35	10,191,653
12,913,305	5.500% 10/25/35	12,766,333
	Countrywide Home Loan Mortgage Pass Through Trust
164,969	5.000% 01/25/18	164,231
4,985,368	5.318% 03/25/34(b)	4,989,308
31,633,617	5.500% 09/25/35	31,231,193
14,757,126	Credit Suisse Mortgage Capital Certificates 5.750% 02/25/36	14,725,714
19,684,358	CS First Boston Mortgage Securities Corp. 5.500% 09/25/35	19,531,011

See Accompanying Notes to Financial Statements.

45

Columbia Short Term Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
$3,457,945	GMAC Mortgage Corporation Loan Trust 5.318% 05/25/18(b)	$3,460,263
2,967	Ocwen Residential MBS Corp. 7.000% 10/25/40(a)	2,958
5,835	PNC Mortgage Securities Corp. (e)04/28/27	5,252
80,091	Residential Accredit Loans, Inc. 5.418% 07/25/32(b)	80,160
353,806	SACO I, Inc. 7.000% 08/25/36(a)	350,445
	Structured Asset Securities Corp.
388,470	5.500% 05/25/33	378,614
277,752	5.500% 07/25/33	270,077
2,698,627	5.750% 04/25/33	2,638,405
4,060,000	Washington Mutual Mortgage Securities Corp. 5.500% 10/25/35	4,020,076
	Wells Fargo Mortgage Backed Securities
3,025,554	4.500% 08/25/18	2,935,909
4,433,898	5.250% 08/25/33	4,408,983
		117,943,102
	Total collateralized mortgage obligations (Cost of $196,585,711)	192,752,693
	Mortgage-backed securities — 12.2%
	Federal Home Loan Mortgage Corp.
4,970,787	4.000% 05/01/11	4,807,157
23,002,481	4.000% 06/01/11	22,241,939
17,440,436	4.500% 10/01/14	16,754,666
3,739,775	4.500% 11/01/20	3,570,559
14,117,926	4.500% 03/01/21	13,478,550
4,270,615	5.000% 09/01/19	4,166,049
4,002,045	5.000% 04/01/20	3,901,547
4,619,301	5.000% 07/01/20	4,503,303
2,968,180	5.000% 08/01/20	2,893,644
200,610	5.500% 05/01/17	199,447
756,217	5.500% 09/01/17	751,832
3,640,567	5.500% 12/01/17	3,619,460
17,018	5.500% 01/01/19	16,908
649,837	5.500% 07/01/19	645,632
17,113,256	5.500% 02/01/21	17,000,789
28,936	6.000% 10/01/06	29,017
106,631	6.000% 03/01/17	107,934
109,338	6.000% 04/01/17	110,673
290,865	6.000% 08/01/17	294,418
195	7.000% 05/01/19	195
176,277	7.500% 09/01/15	184,002
104,371	8.500% 07/01/30	112,307
	Federal National Mortgage Association
3,949,182	4.500% 11/01/14	3,809,073
850,461	5.000% 08/01/19	829,881
13,034,697	5.000% 11/01/19	12,719,271
1,636,841	5.000% 03/01/20	1,596,474
12,695,847	5.000% 04/01/20	12,382,742
8,808,082	5.000% 05/01/20	8,590,857

Par		Value
	Mortgage-backed securities — (continued)
$702,857	5.000% 06/01/20	$685,523
6,527,331	5.000% 08/01/20	6,366,353
223,494	6.000% 03/01/09	223,385
54,128	6.000% 05/01/09	54,101
120,804	6.000% 01/01/14	122,423
648,237	6.000% 02/01/17	657,253
272,114	6.000% 05/01/17	275,899
53,785	6.500% 03/01/12	54,884
20,440	6.500% 07/01/32	20,898
19,908	7.500% 11/01/09	19,972
104,398	7.500% 08/01/15	109,229
136,249	8.000% 05/01/15	144,862
39,268	8.000% 08/01/30	41,894
55,722	8.000% 05/01/31	59,447
65,502	8.000% 07/01/31	69,883
523,612	9.000% 04/01/16	545,337
	Government National Mortgage Association
3,127,433	4.375% 04/20/22(b)	3,127,674
946,064	4.375% 06/20/29(b)	949,306
97,162	6.500% 09/15/13	99,685
5,327	6.500% 03/15/32	5,524
520,954	6.500% 11/15/33	540,132
106,055	7.000% 11/15/13	109,706
106,925	7.000% 04/15/29	111,532
4,824	7.000% 08/15/29	5,032
504,575	Small Business Administration 2.375% 06/25/22(b)	505,046
	Total mortgage-backed securities (Cost of $158,558,624)	154,223,306
	Government & agency obligations — 9.6%
	Foreign government obligations — 1.6%
1,000,000	Government of Canada 6.750% 08/28/06	1,007,480
437,500	Morocco Government AID Bond 5.094% 05/01/23(b)	436,354
3,500,000	Province of Ontario 3.500% 09/17/07	3,425,551
5,000,000	Province of Quebec 7.000% 01/30/07	5,073,142
5,000,000	Swedish Export Credit 2.875% 01/26/07	4,906,832
6,000,000	United Mexican States 4.625% 10/08/08	5,871,000
		20,720,359
	U.S. government agencies — 2.4%
20,400,000	Federal Home Loan Bank System 4.500% 05/11/07	20,261,749
9,525,000	Federal National Mortgage Association 6.625% 09/15/09	9,964,303
		30,226,052

See Accompanying Notes to Financial Statements.

46

Columbia Short Term Bond Fund

Investment portfolio (continued)  March 31, 2006

Par		Value
	U.S. government obligations — 5.6%
$39,493,130	U.S. Treasury Inflation Index Notes 3.875% 01/15/09	$41,347,450
30,000,000	U.S. Treasury Notes 2.875% 11/30/06	29,613,270
		70,960,720
	Total government & agency obligations (Cost of $123,630,173)	121,907,131
	Commercial mortgage-backed securities — 3.5%
1,820,000	Citigroup Commercial Mortgage Trust 4.733% 10/15/41	1,720,753
21,618,250	CS First Boston Mortgage Securities Corp. 6.480% 05/17/40	21,968,681
11,715,589	LB-UBS Commercial Mortgage Trust 5.642% 12/15/25	11,715,132
14,197,768	Merrill Lynch Mortgage Investors, Inc., I.O., 1.029% 12/15/30(b)(f)	366,033
2,630,000	Nationslink Funding Corp. 6.888% 11/10/30	2,665,847
2,466,908	PNC Mortgage Acceptance Corp. 5.910% 03/12/34	2,476,233
3,804,585	Prudential Securities Secured Financing Corp. 6.480% 11/01/31	3,854,349
	Total commercial mortgage- backed securities (Cost of $46,489,814)	44,767,028
	Short-term obligation — 3.2%
40,373,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Agency Obligation maturing 04/15/07, market value of $41,184,500 (repurchase proceeds $40,388,712)	40,373,000
	Total short-term obligation (Cost of $40,373,000)	40,373,000

Total investments (Cost of $1,292,681,488)(g)	100.5%	1,270,210,183
Other assets & liabilities, net	(0.5)%	(5,779,433)
Net assets	100.0%	$1,264,430,750

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $37,771,667, which represents 3.0% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(c)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d)  Investments in affiliates during the year ended March 31, 2006:

Security name:	MBNA Credit Card Master Note Trust, 6.550% 12/15/08
(MBNA became and affiliate of the Fund on January 1, 2006.)
Par as of 01/31/06:	$5,000,000
Par purchases:	$—
Par sold:	$—
Par as of 03/31/06:	$5,000,000
Net realized gain/loss:	$—
Interest income earned from 01/01/06:	$81,875
Value at end of period:	$5,016,096

Investments in affiliates during the year ended March 31, 2006:

Security name:	Bank of America Mortgage Securities, 5.250% 02/25/18
Par as of 03/31/05:	$—
Par purchased:	$1,499,444
Par sold:	$254,007
Par as of 03/31/06:	$1,245,437
Net realized gain/loss:	$(3,999)
Interest income earned:	$41,985
Value at end of period:	$1,230,886

(e)  Zero coupon bond.

(f)  Accrued interest accumulates in the value of this security and is payable at redemption.

(g)  Cost for federal income tax purposes is $1,292,624,216.

At March 31, 2006, the fund held the following sectors:

Sector	% of Net Assets
Corporate fixed-income bonds & notes	34.2%
Asset-backed securities	22.5
Collateralized mortgage obligations	15.3
Mortgage-backed securities	12.2
Government & agency obligations	9.6
Commercial mortgage-backed securities	3.5
Short-term obligation	3.2
Other assets & liabilities, net	(0.5)
100.0%

Acronym	Name
I.O.	Interest Only

See Accompanying Notes to Financial Statements.

47

Columbia Funds

Columbia Intermediate Core Bond Fund

Investment portfolio  March 31, 2006

		Value
Investment companies — 100.1%
Investment in Columbia Funds Master Investment Trust, Columbia Intermediate Core Bond Master Portfolio*		$828,536,135
Total investments	100.1%	828,536,135
Total other assets and liabilities (net)	(0.1)%	(1,081,449)
Net assets	100.0%	$827,454,686

*  The financial statements of the Intermediate Core Bond Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Intermediate Core Bond Fund's financial statements.

Columbia Intermediate Core Bond Fund invests only in Columbia Intermediate Core Bond Master Portfolio. At March 31, 2006, Columbia Intermediate Core Bond Fund owned 98.2% of Columbia Intermediate Core Bond Master Portfolio. Columbia Intermediate Core Bond Master Portfolio was invested in the following sectors at March 31, 2006:

Sector	% of Net Assets (unaudited)
Corporate fixed-income bonds & notes	40.5%
Government & agency obligations	26.7
Collateralized mortgage obligations	11.0
Mortgage-backed securities	8.9
Asset-backed securities	7.8
Commercial mortgage-backed securities	3.9
Short-term obligations	4.3
Other assets & liabilities, net	(3.1)
100.0%

See Accompanying Notes to Financial Statements.

48

Columbia Funds

Columbia High Income Fund

Investment portfolio  March 31, 2006

		Value
Investment companies — 100.1%
Investment in Columbia Funds Master Investment Trust, Columbia High Income Master Portfolio*		$933,156,865
Total investments	100.1%	933,156,865
Total other assets and liabilities (net)	(0.1)%	(743,773)
Net assets	100.0%	$932,413,092

*  The financial statements of the High Income Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with High Income Fund's financial statements.

Columbia High Income Fund invests only in Columbia High Income Master Portfolio. At March 31, 2006, Columbia High Income Fund owned 96.7% of Columbia High Income Master Portfolio. Columbia High Income Master Portfolio was invested in the following sectors at March 31, 2006:

Sector	% of Net Assets (unaudited)
Corporate fixed income bonds & notes	78.6%
Convertible bonds	4.6
Government & agency obligations	3.1
Preferred stocks	1.8
Common stocks	1.0
Warrants	0.1
Short-term obligation	6.5
Other assets & liabilities, net	4.3
100.0%

See Accompanying Notes to Financial Statements.

49

Columbia Funds

Statements of assets and liabilities  March 31, 2006

	Columbia Total Return Bond Fund(a) ($)	Columbia Short Term Bond Fund(a) ($)	Columbia Intermediate Core Bond Fund(a) ($)	Columbia High Income Fund(a) ($)
Assets:
Unaffiliated investments, at cost	2,413,836,820	1,286,201,267	—	—
Affiliated investments, at cost	—	6,480,221	—	—
Investment in master, at cost	—	—	843,872,224	923,360,215
Unaffiliated investments, at value	2,382,691,054	1,263,963,201	—	—
Affiliated investments, at value	—	6,246,982	—	—
Investment in master, at value	—	—	828,536,135	933,156,865
Cash	229	199	—	—
Foreign currency (cost of $34, —, — and —, respectively)	33	—	—	—
Gross unrealized appreciation on foreign forward currency contracts	17,122	—	—	—
Receivable for:
Investments sold	915,426	—	—	—
Capital stock sold	3,978,300	717,536	1,322,464	858,435
Interest	19,453,739	9,931,908	—	—
Futures variation margin	22,234	—	—	—
Foreign tax reclaim	15,283	—	—	—
Deferred trustees compensation plan	7,107	19,949	29,120	—
Other assets	1,263	3,548	—	—
Total assets	2,407,101,790	1,280,883,323	829,887,719	934,015,300
Liabilities:
Gross unrealized depreciation on foreign forward currency contracts	20,243	—	—	—
Payable for:
Investments purchased on a delayed delivery basis	347,509,672	—	—	—
Investments purchased	4,502,081	9,728,697	—	—
Capital stock redeemed	2,029,508	2,444,761	2,052,033	1,209,518
Distributions	5,531,989	3,265,214	—	266
Investment advisory fee	625,278	331,887	—	—
Administration fee	249,683	119,679	86,217	75,986
Transfer agent fee	308,686	109,507	118,286	73,355
Pricing and bookkeeping fees	16,104	15,833	4,558	4,558
Trustees' fees	87,180	52,925	36,907	26,218
Service and distribution fees	18,356	53,804	20,604	145,868
Custody fee	36,549	10,429	100	100
Chief compliance officer expenses	3,750	3,602	2,574	2,653
Deferred trustees compensation plan	7,107	19,949	29,120	—
Other liabilities	196,604	296,286	82,634	63,686
Total liabilities	361,142,790	16,452,573	2,433,033	1,602,208
Net assets	2,045,959,000	1,264,430,750	827,454,686	932,413,092
Net assets consist of:
Paid-in capital	2,086,192,189	1,305,953,972	859,586,549	910,709,781
Undistributed (overdistributed) net investment income	(364,717)	(388,643)	461,801	1,519,664
Accumulated net realized gain (loss)	(8,297,074)	(18,663,274)	(17,257,575)	10,386,997
Unrealized appreciation (depreciation) on:
Investments	(31,145,766)	(22,471,305)	(15,369,940)	9,762,108
Foreign currency translations	832	—	—	—
Forward foreign currency exchange contracts	(3,121)	—	—	34,542
Futures contracts	(423,343)	—	33,851	—
Net assets	2,045,959,000	1,264,430,750	827,454,686	932,413,092
Class A
Net assets	35,849,236	83,675,410	46,566,126	109,029,041
Shares outstanding	3,748,247	8,586,211	5,000,520	12,233,542
Net asset value and redemption price per share(b)	9.56	9.75	9.31	8.91
Maximum sales charge	3.25%	1.00%	3.25%	4.75%
Maximum offering price per share(c)	9.88	9.85	9.62	9.35
Class B
Net assets	10,107,790	28,060,548	9,224,100	102,084,485
Shares outstanding	1,056,480	2,881,334	996,188	11,480,469
Net asset value, offering and redemption price per share(b)	9.57	9.74	9.26	8.89
Class C
Net assets	2,956,033	22,090,897	3,435,360	39,547,243
Shares outstanding	309,069	2,269,189	330,389	4,465,391
Net asset value, offering and redemption price per share(b)	9.56	9.74	10.40	8.86
Class Z
Net assets	1,997,045,941	1,130,603,895	768,229,100	681,752,323
Shares outstanding	208,624,498	116,241,972	82,842,206	75,925,122
Net asset value, offering and redemption price per share	9.57	9.73	9.27	8.98

(a) On August 22, 2005, the Fund's, Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

50

Columbia Funds

Statements of operations

For the year ended March 31, 2006

	Columbia Total Return Bond Fund(a) ($)	Columbia Short Term Bond Fund(a) ($)	Columbia Intermediate Core Bond Fund(a) ($)	Columbia High Income Fund(a) ($)
Net investment income
Income
Interest	91,473,270	46,334,816	—	—
Interest from affiliates	—	123,860	—	—
Securities Lending	131,544	10,758	—	—
Dollar roll fee income	—	22,266	—	—
Foreign taxes withheld		—	—	—
Allocated from master portfolio:
Interest	—	—	33,296,178	77,095,399
Dividends	—	—	—	1,046,078
Securities lending	—	—	53,545	133,234
Dollar roll fee income	—	—	131,116	—
Total income	91,604,814	46,491,700	33,480,839	78,274,711
Expenses
Investment advisory fee	6,679,625	3,600,226	—	—
Administration fee	2,885,235	1,627,603	1,007,059	1,739,806
Distribution fee:
Class B	76,605	127,021	67,692	863,701
Class C	16,692	153,233	27,386	319,687
Service fee:
Class A	85,564	159,240	87,111	333,020
Class B	25,541	42,340	22,564	287,900
Class C	5,566	51,082	9,128	106,562
Transfer agent fee	487,853	259,209	204,210	308,743
Pricing and bookkeeping fees	69,239	63,079	18,502	18,502
Trustees' fees	14,382	14,382	6,928	6,517
Custody fee	200,591	68,867	925	900
Merger costs	—	—	46,550	—
Chief compliance officer expenses (See Note 4)	13,683	11,271	8,854	10,401
Non-recurring costs (See Note 9)	1,197,707	733,294	—	—
Expenses allocated from Master Portfolio	—	—	3,031,046	5,829,678
Other expenses	297,283	266,348	119,710	176,331
Total expenses	12,055,566	7,177,195	4,657,665	10,001,748
Expenses waived/reimbursed by Administrator	—	(240,015)	—	—
Fees waived by Distributor:
Class A	—	—	(2,383)	—
Class C	—	(55,130)	(1,141)	—
Non-recurring costs assumed by Investment Advisor (See Note 9)	(1,197,707)	(733,294)	—	—
Custody earnings credit	(18,003)	(17,612)	—	—
Net Expenses	10,839,856	6,131,144	4,654,141	10,001,748
Net investment income	80,764,958	40,360,556	28,826,698	68,272,963
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts
Net realized gain (loss) on:
Unaffiliated investments	(8,545,800)	(7,145,569)	—	—
Affiliated investments	—	(3,999)	—	—
Foreign currency transactions	208,611	—	—	—
Futures contracts	115,636	—	—	—
Allocated from master portfolio:
Investments	—	—	(8,176,133)	27,301,730
Foreign currency transactions	—	—	—	1,513,608
Futures contracts	—	—	(46,820)	—
Net realized gain (loss)	(8,221,553)	(7,149,568)	(8,222,953)	28,815,338
Net change in unrealized appreciation (depreciation) on:
Investments	(31,976,304)	(5,305,854)	—	—
Foreign currency translations	(10,715)	—	—	—
Forward foreign currency exchange contracts	(3,121)	—	—	—
Futures contracts	(86,006)	—	—	—
Allocated from master portfolio:
Investments	—	—	(9,447,818)	(39,772,992)
Futures contracts	—	—	(9,201)	—
Foreign currency transactions	—	—	—	(18,006)
Net change in unrealized appreciation (depreciation)	(32,076,146)	(5,305,854)	(9,457,019)	(39,790,998)
Net gain (loss)	(40,297,699)	(12,455,422)	(17,679,972)	(10,975,660)
Net increase resulting from operations	40,467,259	27,905,134	11,146,726	57,297,303

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

51

Columbia Funds

Statements of changes in net assets

	Columbia Total Return Bond Fund		Columbia Short Term Bond Fund		Columbia Intermediate Core Bond Fund				Columbia High Income Fund
	Year Ended March 31, 2006(a) ($)	Year Ended March 31, 2005 ($)	Year Ended March 31, 2006(a) ($)	Year Ended March 31, 2005 ($)	Year Ended March 31, 2006(a) ($)		Year Ended March 31, 2005 ($)		Year Ended March 31, 2006(a) ($)		Year Ended March 31, 2005 ($)
Increase (decrease) in net assets
Operations:
Net investment income	80,764,958	68,345,020	40,360,556	26,700,769	28,826,698	(b)	20,991,321		68,272,963	(b)	74,896,709
Net realized gain (loss) on investments, futures contracts, and foreign currency transactions	(8,221,553)	25,451,822	(7,149,568)	(6,273,894)	(8,222,953	)(b)	(1,980,829	)(b)	28,815,338	(b)	48,115,497	(b)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(32,076,146)	(65,302,753)	(5,305,854)	(21,177,481)	(9,457,019	)(b)	(24,946,051	)(b)	(39,790,998	)(b)	(44,786,407	)(b)
Net increase (decrease) resulting from operations	40,467,259	28,494,089	27,905,134	(750,606)	11,146,726		(5,935,559)		57,297,303		78,225,799
Distributions to shareholders:
From net investment income:
Class A	(1,385,404)	(1,148,062)	(2,123,402)	(1,950,082)	(1,271,810)		(685,206)		(9,515,620)		(11,010,808)
Class B	(335,419)	(298,804)	(466,085)	(21,872)	(254,553)		(212,032)		(7,416,838)		(8,473,345)
Class C	(74,397)	(43,650)	(563,632)	(338,814)	(92,116)		(75,496)		(2,751,129)		(3,393,078)
Class Z	(81,741,500)	(73,997,430)	(38,052,968)	(24,589,557)	(26,926,953)		(19,829,360)		(50,865,889)		(52,058,210)
From net realized gains:
Class A	(92,433)	(491,327)	—	(214,896)	—		(243,872)		(3,445,622)		(7,995,591)
Class B	(27,640)	(171,452)	—	(3,156)	—		(102,466)		(3,306,958)		(7,454,188)
Class C	(4,473)	(24,662)	—	(53,662)	—		(37,460)		(1,221,623)		(3,009,874)
Class Z	(5,344,291)	(30,768,228)	—	(1,918,152)	—		(6,029,271)		(20,383,962)		(39,037,749)
Total distributions to shareholders	(89,005,557)	(106,943,615)	(41,206,087)	(29,090,191)	(28,545,432)		(27,215,163)		(98,907,641)		(132,432,843)
Net capital share transactions	191,463,632	(332,491,167)	293,630,325	(241,432,209)	216,879,796		(64,446,855)		(47,945,923)		(93,903,866)
Net increase (decrease) in net assets	142,925,334	(410,940,693)	280,329,372	(271,273,006)	199,481,090		(97,597,577)		(89,556,261)		(148,110,910)
Net assets:
Beginning of period	1,903,033,666	2,313,974,359	984,101,378	1,255,374,384	627,973,596		725,571,173		1,021,969,353		1,170,080,263
End of period	2,045,959,000	1,903,033,666	1,264,430,750	984,101,378	827,454,686		627,973,596		932,413,092		1,021,969,353
Undistributed (overdistributed) net investment income, at end of period	(364,717)	3,094,763	(388,643)	270,786	461,801		315,666		1,519,664		2,393,784

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b) Allocated from the Master Portfolio.

See Accompanying Notes to Financial Statements.

52

Columbia Funds

Statements of changes in net assets (continued)

See Accompanying Notes to Financial Statements.

53

Columbia Funds

Statements of changes in net assets - capital stock activity

	Columbia Total Return Bond Fund				Columbia Short Term Bond Fund
	Year Ended March 31, 2006(a)		Year Ended March 31, 2005		Year Ended March 31, 2006(a)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Class A
Subscriptions	1,115,044	10,929,685	1,331,135	13,154,321	815,892	8,014,083	1,845,990	18,337,194
Proceeds received in connection with merger	953,994	9,330,140	—	—	6,699,327	65,937,486	—	—
Distributions reinvested	108,190	1,055,202	112,418	1,103,169	174,067	1,704,933	161,166	1,596,977
Redemptions	(1,530,442)	(14,965,230)	(2,090,639)	(20,658,609)	(2,985,198)	(29,273,709)	(10,255,599)	(101,614,145)
Net increase (decrease)	646,786	6,349,797	(647,086)	(6,401,119)	4,704,088	46,382,793	(8,248,443)	(81,679,974)
Class B
Subscriptions	58,394	576,189	54,778	544,487	35,820	344,343	—	36
Proceeds received in connection with merger	404,973	3,960,416	—	—	3,463,903	34,072,841	—	—
Distributions reinvested	29,809	291,421	38,587	379,685	37,986	371,186	2,326	23,006
Redemptions	(426,337)	(4,169,328)	(432,840)	(4,285,284)	(806,927)	(7,890,388)	(28,157)	(278,935)
Net increase (decrease)	66,839	658,698	(339,475)	(3,361,112)	2,730,782	26,897,982	(25,831)	(255,893)
Class C
Subscriptions	69,490	673,650	24,482	240,864	228,759	2,241,579	169,036	1,675,003
Proceeds received in connection with merger	150,345	1,470,370	—	—	1,240,526	12,195,132	—	—
Distributions reinvested	4,278	41,696	3,694	38,377	40,602	397,389	26,204	259,349
Redemptions	(65,011)	(632,903)	(57,521)	(568,818)	(1,072,893)	(10,511,472)	(1,567,959)	(15,526,009)
Net increase (decrease)	159,102	1,552,813	(29,345)	(289,577)	436,994	4,322,628	(1,372,719)	(13,591,657)
Class Z
Subscriptions	36,582,911	355,991,337	21,748,301	216,128,400	20,445,521	200,473,766	29,657,823	293,722,330
Proceeds received in connection with merger	22,698,463	221,980,764	—	—	62,543,306	614,518,797	—	—
Distributions reinvested	1,971,456	19,249,798	1,748,349	17,205,655	930,596	9,109,731	674,951	6,673,968
Redemptions	(42,339,441)	(414,319,575)	(55,968,385)	(555,773,414)	(62,178,885)	(608,075,372)	(45,103,453)	(446,300,983)
Net increase (decrease)	18,913,389	182,902,324	(32,471,735)	(322,439,359)	21,740,538	216,026,922	(14,770,679)	(145,904,685)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

54

Columbia Funds

Statements of changes in net assets - capital stock activity (continued)

See Accompanying Notes to Financial Statements.

55

Columbia Funds

Statements of changes in net assets - capital stock activity

	Columbia Intermediate Core Bond Fund				Columbia High Income Fund
	Year Ended March 31, 2006(a)		Year Ended March 31, 2005		Year Ended March 31, 2006(a)		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Class A
Subscriptions	396,791	3,792,341	639,315	6,173,585	10,545,563	96,293,774	12,654,492	119,003,986
Proceeds received in connection with merger	3,521,223	33,430,976	—	—	—	—	—	—
Distributions reinvested	115,004	1,087,028	82,697	792,079	919,607	8,263,003	1,477,771	13,909,124
Redemptions	(1,272,952)	(12,061,881)	(1,331,378)	(12,857,101)	(13,736,898)	(125,184,546)	(16,370,900)	(155,165,474)
Net increase (decrease)	2,760,066	26,248,464	(609,366)	(5,891,437)	(2,271,728)	(20,627,769)	(2,238,637)	(22,252,364)
Class B
Subscriptions	116,665	1,100,803	74,938	722,827	664,199	6,047,960	1,314,062	12,452,873
Proceeds received in connection with merger	242,494	2,290,123	—	—	—	—	—	—
Distributions reinvested	22,193	209,157	26,349	251,480	703,410	6,300,657	1,049,903	9,835,090
Redemptions	(291,513)	(2,750,434)	(393,002)	(3,771,013)	(3,897,160)	(35,283,457)	(3,165,847)	(29,954,981)
Net increase (decrease)	89,839	849,649	(291,715)	(2,796,706)	(2,529,551)	(22,934,840)	(801,882)	(7,667,018)
Class C
Subscriptions	46,508	492,258	51,722	556,105	1,085,154	9,808,497	1,421,677	13,404,790
Proceeds received in connection with merger	130,516	1,381,433	—	—	—	—	—	—
Distributions reinvested	3,098	32,725	2,894	30,843	238,232	2,124,781	401,059	3,746,598
Redemptions	(178,042)	(1,881,380)	(198,201)	(2,124,373)	(2,162,620)	(19,559,820)	(2,989,529)	(28,219,893)
Net increase (decrease)	2,080	25,036	(143,585)	(1,537,425)	(839,234)	(7,626,542)	(1,166,793)	(11,068,505)
Class Z
Subscriptions	12,015,126	113,899,210	10,308,244	99,247,691	22,904,436	209,961,888	26,353,204	252,451,253
Proceeds received in connection with merger	30,484,344	288,202,643	—	—	—	—	—	—
Distributions reinvested	103,377	971,037	253,585	2,408,731	1,280,724	11,549,984	1,370,438	12,964,917
Redemptions	(22,582,555)	(213,316,243)	(16,187,152)	(155,877,709)	(23,811,862)	(218,268,644)	(33,183,996)	(318,332,149)
Net increase (decrease)	20,020,292	189,756,647	(5,625,323)	(54,221,287)	373,298	3,243,228	(5,460,354)	(52,915,979)

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

56

Columbia Funds

Statements of changes in net assets - capital stock activity (continued)

See Accompanying Notes to Financial Statements.

57

Columbia Funds

Financial highlights

For a share outstanding throughout each period.

															Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net asset value end of period	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Total Return Bond Fund(a)
Class A
Year ended 3/31/2006(d)	$9.80	$0.35	$(0.17)	$0.18	$(0.39)	$(0.03)	$(0.42)	$9.56	1.84%	$35,849	0.79%		3.91%	199%	0.85	%(e)
Year ended 3/31/2005(d)	10.17	0.31	(0.19)	0.12	(0.34)	(0.15)	(0.49)	9.80	1.21	30,409	0.83		3.08	402	0.91	%(f)
Year ended 3/31/2004(d)	9.99	0.34	0.24	0.58	(0.34)	(0.06)	(0.40)	10.17	5.92	38,114	0.90		3.36	398	0.93	(g)
Year ended 3/31/2003(d)	9.65	0.33	0.53	0.86	(0.35)	(0.17)	(0.52)	9.99	9.05	43,828	0.92		3.25	488	0.92
Year ended 3/31/2002(d)	9.78	0.50	(0.12)	0.38	(0.51)	—	(0.51)	9.65	3.96	40,902	0.93	(h)	5.03	314	0.93
Class B
Year ended 3/31/2006(d)	$9.81	$0.28	$(0.17)	$0.11	$(0.32)	$(0.03)	$(0.35)	$9.57	1.09%	$10,108	1.54%		3.14%	199%	1.60	%(e)
Year ended 3/31/2005(d)	10.17	0.23	(0.18)	0.05	(0.26)	(0.15)	(0.41)	9.81	0.55	9,707	1.58		2.32	402	1.66	%(f)
Year ended 3/31/2004(d)	9.99	0.26	0.24	0.50	(0.26)	(0.06)	(0.32)	10.17	5.13	13,518	1.65		2.61	398	1.68	(g)
Year ended 3/31/2003(d)	9.66	0.25	0.52	0.77	(0.27)	(0.17)	(0.44)	9.99	8.13	18,783	1.67		2.50	488	1.67
Year ended 3/31/2002(d)	9.78	0.43	(0.11)	0.32	(0.44)	—	(0.44)	9.66	3.29	16,877	1.68	(h)	4.28	314	1.68
Class C
Year ended 3/31/2006(d)	$9.80	$0.28	$(0.17)	$0.11	$(0.32)	$(0.03)	$(0.35)	$9.56	1.08%	$2,956	1.54%		3.20%	199%	1.60	%(e)
Year ended 3/31/2005(d)	10.17	0.23	(0.19)	0.04	(0.26)	(0.15)	(0.41)	9.80	0.45	1,470	1.58		2.32	402	1.66	%(f)
Year ended 3/31/2004(d)	9.99	0.26	0.24	0.50	(0.26)	(0.06)	(0.32)	10.17	5.13	1,823	1.65		2.61	398	1.68	(g)
Year ended 3/31/2003(d)	9.65	0.25	0.53	0.78	(0.27)	(0.17)	(0.44)	9.99	8.24	2,823	1.67		2.50	488	1.67
Year ended 3/31/2002(d)	9.78	0.43	(0.12)	0.31	(0.44)	—	(0.44)	9.65	3.18	2,387	1.68	(h)	4.28	314	1.68
Class Z
Year ended 3/31/2006(d)	$9.81	$0.37	$(0.16)	$0.21	$(0.42)	$(0.03)	$(0.45)	$9.57	2.10%	$1,997,046	0.54%		4.13%	199%	0.60	%(e)
Year ended 3/31/2005(d)	10.17	0.33	(0.18)	0.15	(0.36)	(0.15)	(0.51)	9.81	1.56	1,861,448	0.58		3.30	402	0.66	%(f)
Year ended 3/31/2004(d)	10.00	0.36	0.23	0.59	(0.36)	(0.06)	(0.42)	10.17	6.07	2,260,519	0.65		3.61	398	0.68	(g)
Year ended 3/31/2003(d)	9.66	0.35	0.53	0.88	(0.37)	(0.17)	(0.54)	10.00	9.32	2,482,229	0.67		3.50	488	0.67
Year ended 3/31/2002(d)	9.78	0.53	(0.11)	0.42	(0.54)	—	(0.54)	9.66	4.33	2,256,647	0.68	(h)	5.28	314	0.68

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  Per share net investment income has been calculated using the monthly average shares method.

(e)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.79% for Class A shares, 1.54% each for Class B and Class C shares and 0.54% for Class Z shares.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.89% for Class A shares, 1.64% each for Class B and Class C shares and 0.64% for Class Z shares (formerly Primary A shares).

(g)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.91% for Class A shares, 1.66% each for Class B and Class C shares and 0.66% for Class Z shares (formerly Primary A shares).

(h)  The effect of interest expense on the operating expense ratio was less than 0.01%.

See Accompanying Notes to Financial Statements.

58

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

59

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

															Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net asset value end of period	Total return(b)	Net assets end of period (000)	Ratio of operating expenses to average net assets(c)		Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets(c)
Short Term Bond Fund(a)
Class A
Year ended 3/31/2006(d)	$9.82	$0.31	$(0.07)	$0.24	$(0.31)	$—	$(0.31)	$9.75	2.47%	$83,675	0.72%		3.27%	80%	0.80	%(e)
Year ended 3/31/2005(d)	10.07	0.21	(0.23)	(0.02)	(0.21)	(0.02)	(0.23)	9.82	(0.19)	38,130	0.73		2.10	128	0.83	(f)
Year ended 3/31/2004(d)	10.10	0.20	0.02	0.22	(0.20)	(0.05)	(0.25)	10.07	2.23	122,202	0.72	(g)	1.99	164	0.85	(h)
Year ended 3/31/2003(d)	9.83	0.28	0.30	0.58	(0.28)	(0.03)	(0.31)	10.10	6.01	130,036	0.75		2.74	54	0.85
Year ended 3/31/2002(d)	9.81	0.45	0.02	0.47	(0.45)	—	(0.45)	9.83	4.91	99,453	0.77		4.54	80	0.87
Class B
Year ended 3/31/2006(d)	$9.81	$0.25	$(0.08)	$0.17	$(0.24)	$—	$(0.24)	$9.74	1.71%	$28,061	1.47%		2.69%	80%	1.55	%(e)
Year ended 3/31/2005(d)	10.07	0.14	(0.24)	(0.10)	(0.14)	(0.02)	(0.16)	9.81	(1.03)	1,477	1.48		1.37	128	1.58	(f)
Year ended 3/31/2004(d)	10.09	0.13	0.03	0.16	(0.13)	(0.05)	(0.18)	10.07	1.58	1,775	1.47	(g)	1.24	164	1.60	(h)
Year ended 3/31/2003(d)	9.83	0.21	0.29	0.50	(0.21)	(0.03)	(0.24)	10.09	5.12	2,170	1.50		1.99	54	1.60
Year ended 3/31/2002(d)	9.80	0.38	0.03	0.41	(0.38)	—	(0.38)	9.83	4.25	2,511	1.52		3.79	80	1.62
Class C
Year ended 3/31/2006(d)	$9.81	$0.26	$(0.07)	$0.19	$(0.26)	$—	$(0.26)	$9.74	1.94%	$22,091	1.20%		2.69%	80%	1.28	%(e)
Year ended 3/31/2005(d)	10.07	0.13	(0.23)	(0.10)	(0.14)	(0.02)	(0.16)	9.81	(1.03)	17,980	1.48		1.36	128	1.58	(f)
Year ended 3/31/2004(d)	10.09	0.13	0.03	0.16	(0.13)	(0.05)	(0.18)	10.07	1.58	32,267	1.47	(g)	1.24	164	1.60	(h)
Year ended 3/31/2003(d)	9.83	0.21	0.29	0.50	(0.21)	(0.03)	(0.24)	10.09	5.12	54,350	1.50		1.99	54	1.60
Year ended 3/31/2002(d)	9.80	0.38	0.03	0.41	(0.38)	—	(0.38)	9.83	4.23	39,515	1.52		3.79	80	1.62
Class Z
Year ended 3/31/2006(d)	$9.80	$0.33	$(0.07)	$0.26	$(0.33)	$—	$(0.33)	$9.73	2.73%	$1,130,604	0.47%		3.40%	80%	0.55	%(e)
Year ended 3/31/2005(d)	10.06	0.24	(0.25)	(0.01)	(0.23)	(0.02)	(0.25)	9.80	(0.04)	926,514	0.48		2.37	128	0.58	(f)
Year ended 3/31/2004(d)	10.08	0.22	0.04	0.26	(0.23)	(0.05)	(0.28)	10.06	2.60	1,099,131	0.47	(g)	2.24	164	0.60	(h)
Year ended 3/31/2003(d)	9.82	0.31	0.29	0.60	(0.31)	(0.03)	(0.34)	10.08	6.18	791,981	0.50		2.99	54	0.60
Year ended 3/31/2002(d)	9.80	0.48	0.02	0.50	(0.48)	—	(0.48)	9.82	5.19	493,457	0.52		4.79	80	0.62

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(e)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.74% for Class A shares, 1.49% for Class B, 1.22% for Class C shares and 0.49% for Class Z shares.

(f)  The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.81% for Class A shares, 1.56% each for Class B and Class C shares and 0.56% for Class Z shares (formerly Primary A shares).

(g)  The Reimbursement from Investment Adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(h)  The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.82% for Class A shares, 1.57% each for Class B and Class C shares and 0.57% for Class Z shares (formerly Primary A shares).

See Accompanying Notes to Financial Statements.

60

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Financial highlights (continued)

See Accompanying Notes to Financial Statements.

61

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

													Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net asset value end of period	Total return(d)	Net assets end of period (000)	Ratio of operating expenses to average net assets	Ratio of net investment income/(loss) to average net assets	Ratio of operating expenses to average net assets
Intermediate Core Bond Fund(a)(b)(c)
Class A
Year ended 3/31/2006	$9.50	$0.36	$(0.21)	$0.15	$(0.34)	$—	$(0.34)	$9.31	1.54%	$46,566	0.83%	3.70%	0.84%
Year ended 3/31/2005	9.97	0.28	(0.38)	(0.10)	(0.28)	(0.09)	(0.37)	9.50	(0.99)	21,279	0.89	2.92	0.93
Year ended 3/31/2004	9.96	0.26	0.15	0.41	(0.28)	(0.12)	(0.40)	9.97	4.17	28,403	0.93	2.69	0.94
Year ended 3/31/2003	9.43	0.32	0.65	0.97	(0.32)	(0.12)	(0.44)	9.96	10.43	31,915	0.95	3.21	0.95
Year ended 3/31/2002	9.55	0.47	(0.12)	0.35	(0.47)	—	(0.47)	9.43	3.66	58,167	1.03	4.55	1.11
Class B
Year ended 3/31/2006	$9.45	$0.27	$(0.19)	$0.08	$(0.27)	$—	$(0.27)	$9.26	0.79%	$9,224	1.59%	2.86%	1.59%
Year ended 3/31/2005	9.92	0.21	(0.38)	(0.17)	(0.21)	(0.09)	(0.30)	9.45	(1.73)	8,565	1.64	2.17	1.68
Year ended 3/31/2004	9.91	0.19	0.14	0.33	(0.20)	(0.12)	(0.32)	9.92	3.41	11,883	1.68	1.94	1.69
Year ended 3/31/2003	9.39	0.25	0.64	0.89	(0.25)	(0.12)	(0.37)	9.91	9.59	13,739	1.70	2.46	1.70
Year ended 3/31/2002	9.51	0.40	(0.12)	0.28	(0.40)	—	(0.40)	9.39	2.94	7,003	1.78	3.80	1.86
Class C
Year ended 3/31/2006	$10.58	$0.31	$(0.22)	$0.09	$(0.27)	$—	$(0.27)	$10.40	0.81%	$3,435	1.56%	2.89%	1.59%
Year ended 3/31/2005	11.07	0.23	(0.42)	(0.19)	(0.21)	(0.09)	(0.30)	10.58	(1.74)	3,473	1.64	2.17	1.68
Year ended 3/31/2004	11.02	0.20	0.17	0.37	(0.20)	(0.12)	(0.32)	11.07	3.42	5,222	1.68	1.94	1.69
Year ended 3/31/2003	10.39	0.23	0.75	0.98	(0.23)	(0.12)	(0.35)	11.02	9.59	5,605	1.70	2.46	1.70
Year ended 3/31/2002	10.47	0.39	(0.08)	0.31	(0.39)	—	(0.39)	10.39	2.94	2,586	1.78	3.80	1.86
Class Z
Year ended 3/31/2006	$9.47	$0.37	$(0.21)	$0.16	$(0.36)	$—	$(0.36)	$9.27	1.69%	$768,229	0.59%	3.88%	0.59%
Year ended 3/31/2005	9.94	0.31	(0.39)	(0.08)	(0.30)	(0.09)	(0.39)	9.47	(0.73)	594,657	0.64	3.17	0.68
Year ended 3/31/2004	9.93	0.29	0.14	0.43	(0.30)	(0.12)	(0.42)	9.94	4.44	680,063	0.68	2.94	0.69
Year ended 3/31/2003	9.41	0.34	0.64	0.98	(0.34)	(0.12)	(0.46)	9.93	10.62	695,894	0.70	3.46	0.70
Year ended 3/31/2002	9.52	0.49	(0.11)	0.38	(0.49)	—	(0.49)	9.41	4.04	261,018	0.78	4.80	0.86

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Intermediate Core Bond Master Portfolio.

(c)  Per share net investment income has been calculated using the monthly average shares method.

(d)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

See Accompanying Notes to Financial Statements.

62

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

63

Columbia Funds

Financial highlights (continued)

For a share outstanding throughout each period.

													Without waivers and/or expense reimbursements
	Net asset value beginning of period	Net investment income	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions	Net asset value end of period	Total return(d)	Net assets end of period (000)	Ratio of operating expenses to average net assets	Ratio of net investment income/(loss) to average net assets	Ratio of operating expenses to average net assets
High Income Fund(a)(b)(c)
Class A
Year ended 3/31/2006	$9.31	$0.63	$(0.10)	$0.53	$(0.66)	$(0.27)	$(0.93)	$8.91	6.03%	$109,029	1.08%	6.90%	1.08%
Year ended 3/31/2005	9.79	0.66	0.03	0.69	(0.65)	(0.52)	(1.17)	9.31	7.64	134,980	1.09	6.90	1.09
Year ended 3/31/2004	8.52	0.70	1.36	2.06	(0.70)	(0.09)	(0.79)	9.79	24.88	163,916	1.09	7.37	1.09
Year ended 3/31/2003	8.80	0.75	(0.28)	0.47	(0.75)	—	(0.75)	8.52	6.07	97,154	1.15	9.22	1.15
Year ended 3/31/2002	9.22	0.80	(0.32)	0.48	(0.85)	(0.05)	(0.90)	8.80	5.69	31,551	1.18	9.50	1.25
Class B
Year ended 3/31/2006	$9.29	$0.56	$(0.10)	$0.46	$(0.59)	$(0.27)	$(0.86)	$8.89	5.25%	$102,085	1.83%	6.22%	1.83%
Year ended 3/31/2005	9.77	0.58	0.04	0.62	(0.58)	(0.52)	(1.10)	9.29	6.89	130,088	1.84	6.17	1.84
Year ended 3/31/2004	8.51	0.64	1.35	1.99	(0.64)	(0.09)	(0.73)	9.77	23.91	144,762	1.84	6.62	1.84
Year ended 3/31/2003	8.80	0.69	(0.29)	0.40	(0.69)	—	(0.69)	8.51	5.20	95,110	1.90	8.47	1.90
Year ended 3/31/2002	9.21	0.76	(0.33)	0.43	(0.79)	(0.05)	(0.84)	8.80	5.06	64,091	1.93	8.75	2.00
Class C
Year ended 3/31/2006	$9.25	$0.56	$(0.09)	$0.47	$(0.59)	$(0.27)	$(0.86)	$8.86	5.39%	$39,547	1.83%	6.23%	1.83%
Year ended 3/31/2005	9.74	0.58	0.03	0.61	(0.58)	(0.52)	(1.10)	9.25	6.80	49,066	1.84	6.21	1.84
Year ended 3/31/2004	8.47	0.64	1.36	2.00	(0.64)	(0.09)	(0.73)	9.74	24.15	63,005	1.84	6.62	1.84
Year ended 3/31/2003	8.77	0.69	(0.30)	0.39	(0.69)	—	(0.69)	8.47	5.09	32,453	1.90	8.47	1.90
Year ended 3/31/2002	9.19	0.76	(0.34)	0.42	(0.79)	(0.05)	(0.84)	8.77	4.96	15,213	1.93	8.75	2.00
Class Z
Year ended 3/31/2006	$9.37	$0.66	$(0.10)	$0.56	$(0.68)	$(0.27)	$(0.95)	$8.98	6.37%	$681,752	0.83%	7.19%	0.83%
Year ended 3/31/2005	9.86	0.67	0.04	0.71	(0.68)	(0.52)	(1.20)	9.37	7.76	707,834	0.84	7.09	0.84
Year ended 3/31/2004	8.57	0.73	1.38	2.11	(0.73)	(0.09)	(0.82)	9.86	25.30	798,398	0.84	7.62	0.84
Year ended 3/31/2003	8.86	0.77	(0.29)	0.48	(0.77)	—	(0.77)	8.57	6.19	460,639	0.90	9.47	0.90
Year ended 3/31/2002	9.27	0.86	(0.34)	0.52	(0.88)	(0.05)	(0.93)	8.86	6.05	194,867	0.93	9.75	1.00

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were redesignated Class A, Class B, Class C and Class Z shares, respectively.

(b)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the High Income Master Portfolio.

(c)  Per share net investment income has been calculated using the monthly average shares method.

(d)  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

See Accompanying Notes to Financial Statements.

64

Columbia Funds

Financial highlights (continued)

See Accompanying Notes to Financial Statements.

65

Notes to financial statements

Note 1.  Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following portfolios of the Trust (each a "Fund" and collectively, the "Funds"):

Fund Name	Former Fund Name
Columbia Total Return Bond Fund	Nations Bond Fund

Columbia Short Term Bond Fund	Nations Short-Term Income Fund

Columbia Intermediate Core Bond Fund	Nations Intermediate Bond Fund

Columbia High Income Fund	Nations High Yield Bond Fund

On September 23, 2005, Nations Funds Trust was renamed Columbia Funds Series Trust. Also on that date, each of the Funds (formerly known as the "Nations Funds") presented in these financial statements was renamed as disclosed above.

Investment goals: Columbia Total Return Bond Fund seeks total return by investing in investment grade fixed income securities. Columbia Short Term Bond Fund seeks high current income consistent with minimal fluctuation of principal. Columbia Intermediate Core Bond Fund seeks to obtain interest income and capital appreciation. Columbia High Income Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

Columbia Intermediate Core Bond Fund and Columbia High Income Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Columbia Intermediate Core Bond Master Portfolio and Columbia High Income Master Portfolio, respectively (the "Master Portfolios"). The Master Portfolios are each a series of Columbia Funds Master Investment Trust (the "Master Trust"). Each Master Portfolio has the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of assets and liabilities reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (98.2% for Columbia Intermediate Core Bond Master Portfolio and 96.7% for Columbia High Income Master Portfolio at March 31, 2006). The financial statements of the Master Portfolios, including their investment portfolios, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Columbia Management Advisors, LLC, whose financial statements are not presented here, also invest in the Master Portfolios.

On September 23, 2005, Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio were renamed Columbia Intermediate Core Bond Master Portfolio and Columbia High Income Master Portfolio, respectively.

Fund shares: The Funds currently offer four classes of shares: Class A, Class B, Class C and Class Z shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class. On August 22, 2005, Investor A, Investor B, Investor C and Primary A shares of the Funds were redesignated Class A, Class B, Class C and Class Z shares, respectively.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain prior year amounts have been reclassified in the 2005 schedules of capital stock activity to conform to the current year financial statement presentation. These changes have no effect on net assets. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security valuation: Debt securities are generally valued by an independent pricing service. These valuations may be based upon a matrix pricing system and/or appraisals which consider such factors as security prices, yields, maturities, redemption features and credit ratings on comparable securities. Certain debt securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities

66

Notes to financial statements (continued)

traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Restricted securities, investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other open end investment companies are valued at net asset value.

Futures contracts: With the exception of the Feeder Funds, all Funds may invest in futures contracts for the purposes of hedging against changes in values of the Funds securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the bond market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

67

Notes to financial statements (continued)

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Forward foreign currency contracts: Generally, each Fund may enter into forward foreign currency contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for a term greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

When-issued/delayed delivery securities:  Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal or interest payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

68

Notes to financial statements (continued)

Mortgage dollar rolls:  The Funds may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Funds' policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently enter into mortgage dollar rolls that are accounted for as a financing transaction.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Repurchase agreements:  Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Loan participations and commitments: Columbia Short Term Bond Fund may invest in Loan Participations. When a Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not the Borrower. As a result, the Fund assumes the credit risk of the Borrower, Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased from the Selling Participant.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Income recognition: Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

69

Notes to financial statements (continued)

During 2006, the Funds evaluated their accounting policies for interest only securities and recorded the following cumulative amortization adjustment.

Columbia Total Return Bond Fund:
Decrease in UNI:	5,664,379
Decrease in cost:	2,197,607
Increase in Accumulated Gain (loss):	3,466,772
Columbia Short Term Bond Fund:
Decrease in UNI:	603,540
Decrease in cost:	305,941
Increase in Accumulated Gain (loss):	297,599
Columbia Intermediate Core Bond Fund:
Decrease in UNI:	2,244,955
Decrease in cost:	503,391
Increase in Accumulated Gain (loss):	1,741,564

These adjustments did not impact the net assets of the Funds and had no material impact on any prior period.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged directly to such Fund or class.

The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

Distributions to shareholders: Distributions from net investment income are declared daily and paid monthly for each Fund except the Feeder Funds. The Feeder Funds declare and pay dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax status: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

70

Notes to financial statements (continued)

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for paydown reclassifications, discount accretion/premium amortization on debt securities, foreign currency reclassifications and distribution reclassifications were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Total Return Bond Fund	$4,976,662	$(3,600,464)	$(1,376,198)
Columbia Short Term Bond Fund	745,469	(6,211,780)	5,466,311
Columbia Intermediate Core Bond Fund	2,109,825	(8,075,380)	5,965,555
Columbia High Income Fund	1,402,393	(1,719,151)	316,758

Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

	3/31/06		3/31/05
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Columbia Total Return Bond Fund	$85,293,544	$3,712,014	$100,927,302	$6,016,313
Columbia Short Term Bond Fund	41,206,087	—	28,352,459	737,732
Columbia Intermediate Core Bond Fund	28,545,432	—	22,862,028	4,353,135
Columbia High Income Fund	74,355,142	24,552,499	96,063,171	36,369,672

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Total Return Bond Fund	$5,662,936	$—	$(31,967,644)
Columbia Short Term Bond Fund	2,689,693	—	(22,414,033)
Columbia Intermediate Core Bond Fund	589,106	—	(15,842,312)
Columbia High Income Fund	1,554,218	11,236,803	8,615,627

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Fund	Unrealized Appreciation		Unrealized Depreciation		Net Unrealized Appreciation/ (Depreciation)
Columbia Total Return Bond Fund	$10,060,828		$(42,028,472)		$(31,967,644)
Columbia Short Term Bond Fund	687,383		(23,101,416)		(22,414,033)
Columbia Intermediate Core Bond Fund	—	*	—	*	(15,842,312)
Columbia High Income Fund	—	*	—	*	8,579,906

*  See corresponding Master Trust notes to financial statements for tax basis information.

The following capital loss carryforwards, determined as of March 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	Expiring in 2007	Expiring in 2012	Expiring in 2013	Expiring in 2014	Total
Columbia Total Return Bond Fund	$—	$—	$325,588	$72,823	$398,411
Columbia Short Term Bond Fund	1,103,186	1,127,032	4,476,378	7,382,799	14,089,395
Columbia Intermediate Core Bond Fund	3,074,162	973,647	3,746,739	5,618,112	13,412,660

Of the capital loss carryforwards attributable to the Columbia Intermediate Core Bond Fund, $6,300,060 ($3,074,162 will expire on March 31, 2007, $973,647 will expire on March 31, 2012 and $2,252,251 will expire on March 31, 2013) was obtained upon the Fund's merger with Columbia Intermediate Government Income Fund. The availability of a portion of the capital loss carryforwards from the Columbia Intermediate Government Income Fund may be limited in a given year.

71

Notes to financial statements (continued)

During the year ended March 31, 2006, the following Funds had expired capital losses as follows:

Fund	Capital Losses Expired
Columbia Intermediate Core Bond Fund	$6,365,899

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2006, the following Funds elected to defer losses occurring between November 1, 2005 and March 31, 2006 under these rules as follows:

Fund	Losses Deferred
Columbia Total Return Bond Fund	$8,171,771
Columbia Short Term Bond Fund	4,432,328
Columbia Intermediate Core Bond Fund	3,960,993

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of BOA, is the investment advisor to the Funds. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA"), was the investment advisor to the Funds, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	Fees on Average Net Assets
Fund	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Total Return Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Columbia Short Term Bond Fund	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (see Note 4 of Notes to financial statements of the Master Portfolios).

For the year ended March 31, 2006, the effective investment advisory fee rates for Columbia Total Return Bond Fund and Columbia Short Term Bond Fund, as a percentage of each Fund's average daily net assets, was 0.34% and 0.30%, respectively.

Administration fee: Columbia provides administrative and other services to the Funds. Prior to August 22, 2005, BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of BOA, served as the administrator to the Funds under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Funds.

Under the Administration Agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds under the Pricing and Bookkeeping Agreement (described below):

Fund	Annual Fee Rate
Columbia Total Return Bond Fund	0.150%
Columbia Short Term Bond Fund	0.140%
Columbia Intermediate Core Bond Fund	0.127%
Columbia High Income Fund	0.180%

72

Notes to financial statements (continued)

Prior to October 10, 2005, Columbia was entitled to receive an administration fee from Columbia Intermediate Core Bond Fund at the annual rate of 0.15% of Columbia Intermediate Core Bond Fund's average daily net assets. For the year ended March 31, 2006, the annualized effective administration fee rate was 0.137%.

Columbia has voluntarily agreed to waive a portion of its administration fee for Columbia Short Term Bond Fund at an annual rate of 0.02% of Columbia Short Term Bond Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its Pricing and Bookkeeping Agreement with the Funds, Columbia receives from each Fund an annual fee of $38,000 paid monthly. In addition, each of the Funds with the exception of the Feeder Funds pays a monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000 exclusive of out-of-pocket expenses and charges. The Funds also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the administration agreement.

Transfer agent fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Effective September 1, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually for Columbia High Income Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Prior to August 22, 2005, PFPC, Inc. ("PFPC") served as the transfer agent for the Funds' shares and BOA served as the sub-transfer agent for the Class Z shares of the Funds. BOA was entitled to receive from PFPC a fee equal to the costs incurred by BOA in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Class Z shares of each Fund. These amounts are included in "Transfer agent fees" on the Statements of operations. For the period ended August 22, 2005, BOA earned sub-transfer agent fees from the Funds as follows:

Fund	Sub-Transfer Agent Fee
Columbia Total Return Bond Fund	$20,785
Columbia Short Term Bond Fund	8,999
Columbia Intermediate Core Bond Fund	7,888
Columbia High Income Fund	7,743

Underwriting discounts, service and distribution fees: Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares. Prior to August 22, 2005, BACAP Distributors served as the distributor of the Funds' shares, under the same fee structure. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., which was then renamed Columbia

73

Notes to financial statements (continued)

Management Distributors, Inc. For the year ended March 31, 2006, the Distributor has retained net underwriting discounts and net contingent deferred sales charge ("CDSC") fees as follows:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class A	Class B	Class C
Columbia Total Return Bond Fund	$1,090	$—	$13,481	$347
Columbia Short Term Bond Fund	3,588	1	11,496	2,734
Columbia Intermediate Core Bond Fund	6,322	20,662	852	—
Columbia High Income Fund	117,897	156,597	6,763	—

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The current rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate (before fee waivers)	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%*	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

*  Columbia Short Term Bond Fund pays its shareholder servicing fees, at the rates shown above, under a separate servicing plan.

Effective September 26, 2005 through September 25, 2006, the distributor has contractually agreed to waive 0.44% of distribution fees on Class C for Columbia Short Term Bond Fund. For the year ended March 31, 2006, the effective distribution fee rate for Class C was 0.48%

Effective October 10, 2005 through October 9, 2006, the distributor has contractually agreed to waive 0.01% of shareholder servicing fees on Class A and 0.06% of distribution fees on Class C for the Columbia Intermediate Core Bond Fund. The effective rate after fee waivers was 0.24% for Class A shares shareholder servicing fees and 0.72% for Class C distribution fees.

Expense limits and fee reimbursements: Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

Fund	Annual Rate
Columbia Total Return Bond Fund	0.60%
Columbia Short Term Bond Fund	0.48%*
Columbia Intermediate Core Bond Fund	0.81%
Columbia High Income Fund	0.93%

*  Effective September 23, 2005, Columbia has contractually agreed to waive fees and/or reimburse expenses for Columbia Short Term Bond Fund.

Columbia is entitled to recover from Columbia Total Return Bond Fund and Columbia Intermediate Core Bond Fund any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

74

Notes to financial statements (continued)

At March 31, 2006, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

	Amount of potential recovery expiring:		Total potential	Amount recovered during year ended
Fund	3/31/08	3/31/07	recovery	3/31/06
Columbia Total Return Bond Fund	$1,044,185	$100,411	$1,144,596	$0

Fees paid to officers and trustees: All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves) another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

As a result of the mergers (see Note 11), Columbia Total Return Bond Fund, Columbia Short Term Bond Fund and Columbia Intermediate Core Bond Fund assumed the assets and liabilities of the deferred compensation plan of the acquired fund. The deferred compensation plan of the acquired fund may be terminated at any time. Benefits under this deferred compensation plan are not funded and any payments to plan participants are paid solely out of the Fund's assets.

Custody credits: Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Other: Prior to the appointment of State Street as sub-administrator to the Funds, the Funds made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliate" on the Statements of operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees earned by Columbia from the Funds. For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Fund	Advisory Fees (earned by Columbia)	Administration Fees (earned by Columbia)
Columbia Total Return Bond Fund	$36,960	$18,480
Columbia Short Term Bond Fund	23,875	11,938

75

Notes to financial statements (continued)

Note 5.  Portfolio information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Columbia Total Return Bond Fund	$4,736,043,266	$4,762,056,047	$813,780,052	$773,712,262
Columbia Short Term Bond Fund	395,065,745	591,219,221	541,015,538	770,972,960
Columbia Intermediate Core Bond Fund*	—	—	—	—
Columbia High Income Fund*	—	—	—	—

*  See corresponding Master Portfolio for portfolio turnover information.

Note 6.  Shares of beneficial interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert automatically to Class A shares according to the following schedule:

Columbia Total Return Bond Fund
Columbia Intermediate Core Bond Fund

	Class B Shares you bought:	Will convert to Class A Shares after you've owned them for:
—	after November 15, 1998	Eight years

—	between August 1, 1998 and November 15, 1998

	$0 - $249,999	Six years

	$250,000 - $499,999	Six years

	$500,000 - $999,999	Five years

Columbia High Income Fund

	Class B Shares you bought:	Will convert to Class A Shares after you've owned them for:
—	after November 15, 1998	Eight years

—	between August 1, 1997 and November 15, 1998

	$0 - $249,999	Nine years

	$250,000 - $499,999	Six years

	$500,000 - $999,999	Five years

—	before August 1, 1997	Eight years

See Schedules of capital stock activity.

As of March 31, 2006, the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Short Term Bond Fund	1	5.6

In addition, as of March 31, 2006, the Funds had other shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and

76

Notes to financial statements (continued)

redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Total Return Bond Fund	1	67.7%
Columbia Intermediate Core Bond Fund	1	90.5
Columbia High Income Fund	1	59.2
Columbia Short Term Bond Fund	1	69.8

Note 7.  Line of credit

The Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating fund based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund.

Prior to August 22, 2005, the Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating fund maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

For the year ended March 31, 2006, the Funds did not borrow under these arrangements.

Note 8.  Securities lending

Under an agreement with BNY, the Funds were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by each Fund from securities lending is included in its Statement of operations. At March 31, 2006, the Funds did not participate in a securities lending program.

Note 9.  Disclosure of significant risks and contingencies

Foreign securities: Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal proceedings:  On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake

77

Notes to financial statements (continued)

various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation:  In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

78

Notes to financial statements (continued)

For the year ended March 31, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred in connection with these matters as follows:

Fund	Non-Recurring Costs
Columbia Total Return Bond Fund	$1,197,707
Columbia Short Term Bond Fund	733,294

Note 10.  Proposed reorganization

The Board of Trustees of Columbia Intermediate Core Bond Fund approved a proposal to merge the Fund into Columbia Core Bond, subject to approval by shareholders of the Fund and the satisfaction of certain other conditions. The merger is expected to be completed in the third quarter of 2006.

Note 11.  Business combinations and mergers

On September 23, 2005, Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund merged into Nations Short-Term Income Fund. Class A, Class B, Class C and Class Z shares of Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund were issued in exchange for Class A, Class B, Class C and Class Z shares of Nations Short-Term Income Fund, respectively. Class D, Class G and Class T shares of Columbia Short Term Bond Fund were issued in exchange for Class C, Class Z and Class A shares of Nations Short-Term Income Fund, respectively. Nations Short-Term Income Fund received a tax-free transfer of assets from Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund as follows:

	Shares Issued	Net Assets Received	Unrealized Depreciation*
Nations Short-Intermediate Government Fund	32,022,936	$315,056,275	$(1,705,711)
Columbia Short Term Bond Fund	41,924,126	411,667,981	(2,724,126)
	Net Assets of Nations Short-Term Income Fund Prior to Combination	Net Assets of Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund Immediately Prior to Combination	Net Assets of Nations Short-Term Income Fund After Combination
	$945,397,619	$726,724,256	$1,672,121,875

*  Unrealized depreciation is included in the respective Net Assets Received.

Nations Short-Term Income Fund was then renamed Columbia Short Term Bond Fund.

On October 7, 2005, Columbia Fixed Income Securities Fund merged into Nations Bond Fund. Class A, Class B, Class C and Class Z shares of Columbia Fixed Income Securities Fund were issued in exchange for Class A, Class B, Class C and Class Z shares of Nations Bond Fund, respectively. Class D shares of Columbia Fixed Income Securities Fund were issued in exchange for Class C shares of Nations Bond Fund. Nations Bond Fund received a tax-free transfer of assets from Columbia Fixed Income Securities Fund as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation*
24,207,775	$236,741,690	$(361,652)
Net Assets of Nations Bond Fund Prior to Combination	Net Assets of Columbia Fixed Income Securities Fund Immediately Prior to Combination	Net Assets of Nations Bond Fund After Combination
$1,802,681,747	$236,741,690	$2,039,423,437

*  Unrealized depreciation is included in the Net Assets Received.

79

Notes to financial statements (continued)

Nations Bond Fund was then renamed Columbia Total Return Bond Fund.

Also on October 7, 2005, Columbia Intermediate Government Income Fund merged into Nations Intermediate Bond Fund. Class A, Class B, Class C and Class Z shares of Columbia Intermediate Government Income Fund were issued in exchange for Class A, Class B, Class C and Class Z shares of Nations Intermediate Bond Fund, respectively. Class G and Class T shares of Columbia Intermediate Government Income Fund were issued in exchange for Class Z and Class A shares of Nations Intermediate Bond Fund, respectively. Nations Intermediate Bond Fund received a tax-free transfer of assets from Columbia Intermediate Government Income Fund as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation*
34,378,577	$325,305,175	$(2,719,470)
Net Assets of Nations Intermediate Bond Fund Prior to Combination	Net Assets of Columbia Intermediate Government Income Fund Immediately Prior to Combination	Net Assets of Columbia Intermediate Core Bond Fund After Combination
$613,220,345	$325,305,175	$938,525,520

*  Unrealized depreciation is included in the Net Assets Received.

Nations Intermediate Bond Fund was then renamed Columbia Intermediate Core Bond Fund.

80

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust (formerly Nations Funds Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Total Return Bond Fund (formerly Nations Bond Fund), Columbia Short Term Bond Fund (formerly Nations Short-Term Income Fund), Columbia Intermediate Core Bond Fund (formerly Nations Intermediate Bond Fund), and Columbia High Income Fund (formerly Nations High Yield Bond Fund) (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

81

Columbia Funds

Tax Information  (Unaudited)

For the fiscal year ended March 31, 2006, the amount of long-term capital gains designated by Columbia Funds Series Trust were as follows:

Fund	Total long-term capital gains
Columbia Total Return Bond Fund	$3,712,014
Columbia High Income Fund	35,800,000

82

Columbia Funds Master Investment Trust

Columbia Intermediate Core Bond Master Portfolio and
Columbia High Income Master Portfolio Annual Report

  March 31, 2006

The following pages should be read in conjunction with Columbia Intermediate Core Bond and Columbia High Income Funds' Annual Report.

83

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio  March 31, 2006

Par		Value
	Corporate fixed-income bonds & notes — 40.5%
	Basic materials — 1.1%
	Chemicals — 0.8%
$1,298,000	E.I. Dupont De Nemours & Co. 3.375% 11/15/07	$1,260,269
1,570,000	Eastman Chemical Co. 6.300% 11/15/18	1,538,721
435,000	Potash Corp. of Saskatchewan 4.875% 03/01/13	414,408
	Praxair, Inc.
705,000	4.750% 07/15/07	700,574
1,192,000	6.500% 03/01/08	1,214,972
1,394,000	6.625% 10/15/07	1,420,977
489,000	6.900% 11/01/06	493,502
		7,043,423
	Forest products & paper — 0.2%
1,501,000	MeadWestvaco Corp. 6.850% 04/01/12	1,546,998
	Metals & mining — 0.1%
641,000	BHP Billiton Finance USA Ltd. 4.800% 04/15/13	615,367
		9,205,788
	Communications — 4.2%
	Media — 2.0%
1,620,000	Comcast Cable Communications, Inc. 7.125% 06/15/13	1,717,918
	Comcast Corp.
2,500,000	5.850% 01/15/10	2,514,111
2,360,000	5.900% 03/15/16	2,315,788
	News America Holdings, Inc.
967,000	9.250% 02/01/13	1,137,538
	News America, Inc.
2,000,000	6.400% 12/15/35(a)	1,912,712
1,247,000	6.625% 01/09/08	1,274,129
	Time Warner, Inc.
1,195,000	6.875% 05/01/12	1,251,608
1,785,000	7.250% 09/01/08	1,853,214
10,000	8.110% 08/15/06	10,092
445,000	8.375% 07/15/33	512,850
1,727,000	9.125% 01/15/13	1,997,308
		16,497,268
	Telecommunication services — 2.2%
1,680,000	America Movil SA de CV 5.750% 01/15/15	1,631,700
905,000	Cingular Wireless LLC 7.125% 12/15/31	986,949
636,000	Cingular Wireless Services, Inc. 8.125% 05/01/12	714,075
4,091,000	France Telecom SA 7.750% 03/01/11	4,467,300

Par		Value
	Telecommunication services — (continued)
	Sprint Capital Corp.
$697,000	6.125% 11/15/08	$708,966
3,121,000	8.375% 03/15/12	3,524,528
535,000	8.750% 03/15/32	667,400
2,660,000	Telecom Italia Capital SA 5.250% 10/01/15	2,480,147
3,625,000	TELUS Corp. 7.500% 06/01/07	3,706,825
		18,887,890
		35,385,158
	Consumer cyclical — 1.6%
	Airlines — 0.1%
796,762	Continental Airlines, Inc. 7.461% 04/01/15	776,843
	Auto manufacturers — 0.4%
3,842,000	DaimlerChrysler NA Holding Corp. 4.050% 06/04/08	3,719,077
	Home builders — 0.5%
	Centex Corp.
3,190,000	4.550% 11/01/10	3,033,085
820,000	5.250% 06/15/15	761,422
		3,794,507
	Lodging — 0.3%
3,000,000	Harrah's Operating Co., Inc. 5.625% 06/01/15	2,872,732
	Retail — 0.3%
4,000	Costco Wholesale Corp. 5.500% 03/15/07	4,009
	Target Corp.
10,000	3.375% 03/01/08	9,676
802,000	5.375% 06/15/09	805,825
923,000	5.400% 10/01/08	927,717
	Wal-Mart Stores, Inc.
40,000	4.375% 07/12/07	39,632
850,000	4.550% 05/01/13	809,242
		2,596,101
		13,759,260
	Consumer non-cyclical — 2.9%
	Beverages — 0.4%
1,142,000	Anheuser-Busch Companies, Inc. 6.000% 04/15/11	1,171,349
3,000	Coca-Cola Co. 5.750% 03/15/11	3,056
2,439,000	Diageo Finance BV 3.000% 12/15/06	2,401,967
		3,576,372
	Cosmetics/personal care — 0.2%
1,847,000	Procter & Gamble Co. 4.750% 06/15/07	1,839,717

See Accompanying Notes to Financial Statements.

84

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Food — 1.1%
$2,016,000	Cadbury-Schweppes PLC 5.125% 10/01/13(a)	$1,932,695
2,357,000	Campbell Soup Co. 5.500% 03/15/07	2,360,864
2,444,000	Fred Meyer, Inc. 7.450% 03/01/08	2,528,557
1,919,000	General Mills, Inc. 2.625% 10/24/06	1,890,966
633,000	Kroger Co. 6.750% 04/15/12	659,333
		9,372,415
	Healthcare services — 0.3%
	WellPoint, Inc.
995,000	5.850% 01/15/36	941,242
1,728,000	6.375% 06/15/06	1,731,934
		2,673,176
	Household products/wares — 0.1%
621,000	Fortune Brands, Inc. 2.875% 12/01/06	610,905
	Pharmaceuticals — 0.8%
12,000	Abbott Laboratories 5.625% 07/01/06	12,014
2,112,000	GlaxoSmithKline Capital PLC 2.375% 04/16/07	2,053,919
		Wyeth
1,550,000	5.500% 02/01/14	1,527,323
3,000,000	5.500% 02/15/16	2,940,975
		6,534,231
		24,606,816
	Energy — 3.2%
	Oil & gas — 2.1%
	Amerada Hess Corp.
730,000	7.125% 03/15/33	798,397
915,000	7.300% 08/15/31	1,021,111
530,000	Devon Financing Corp. 6.875% 09/30/11	561,821
4,420,000	Marathon Oil Corp. 6.000% 07/01/12	4,524,802
1,845,000	Nexen, Inc. 5.875% 03/10/35	1,706,381
1,939,000	Pemex Project Funding Master Trust 7.875% 02/01/09	2,035,950
3,000,000	Ras Laffan Liquefied Natural Gas Co., Ltd. II 5.298% 09/30/20(a)	2,852,807
827,000	Valero Energy Corp. 6.875% 04/15/12	876,689
3,585,000	XTO Energy, Inc. 5.300% 06/30/15	3,462,018
		17,839,976
	Pipelines — 1.1%
1,219,000	CenterPoint Energy Resources Corp. 7.875% 04/01/13	1,358,697

Par		Value
	Pipelines — (continued)
$1,065,000	Consolidated Natural Gas Co. 5.375% 11/01/06	$1,064,413
1,415,000	Duke Capital LLC 4.370% 03/01/09	1,373,339
4,250,000	Kinder Morgan Finance Corp. 5.350% 01/05/11	4,184,958
1,311,000	TEPPCO Partners LP 7.625% 02/15/12	1,419,309
		9,400,716
		27,240,692
	Financials — 21.9%
	Banks — 4.8%
4,000,000	Bank One Corp. 6.000% 08/01/08	4,065,467
597,000	City National Corp. 5.125% 02/15/13	585,531
	HSBC Bank USA
5,825,000	3.875% 09/15/09	5,569,851
3,000,000	4.920% 12/14/06(b)	2,998,717
5,000	Korea Development Bank 5.250% 11/16/06	4,990
3,286,000	Popular North America, Inc. 6.125% 10/15/06	3,295,623
1,223,000	Regions Financial Corp. 6.375% 05/15/12	1,276,601
1,700,000	Scotland International Finance 4.250% 05/23/13(a)	1,575,594
738,000	SouthTrust Bank, Inc. 4.750% 03/01/13	716,684
2,015,000	Wachovia Capital Trust III 5.800% 08/29/49(b)	1,974,489
	Wachovia Corp.
3,609,000	3.500% 08/15/08	3,469,654
2,010,000	4.375% 06/01/10	1,937,794
2,116,000	4.850% 07/30/07	2,107,632
	Wells Fargo & Co.
1,965,000	4.875% 01/12/11	1,925,289
9,200,000	5.010% 09/15/09(b)	9,201,046
		40,704,962
	Diversified financial services — 13.7%
	American Express Co.
1,120,000	3.750% 11/20/07	1,094,814
907,000	4.750% 06/17/09	894,566
	American General Finance Corp.
1,022,000	2.750% 06/15/08	966,848
5,190,000	5.400% 12/01/15	5,036,494
1,829,000	Bear Stearns Companies, Inc. 4.500% 10/28/10	1,761,784
	Caterpillar Financial Services Corp.
3,705,000	4.500% 09/01/08	3,635,585
582,000	4.500% 06/15/09	568,471
1,845,000	CIT Group, Inc. 7.375% 04/02/07	1,882,068

See Accompanying Notes to Financial Statements.

85

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Diversified financial services — (continued)
	Citigroup, Inc.
$1,900,000	4.125% 02/22/10	$1,820,025
3,000,000	4.730% 05/02/08(b)	3,001,575
6,400,000	5.300% 01/07/16	6,264,066
2,111,000	6.000% 02/21/12	2,170,827
1,905,000	Countrywide Home Loans, Inc. 4.125% 09/15/09	1,822,144
1,597,000	Credit Suisse First Boston USA, Inc. 6.125% 11/15/11	1,645,380
	Ford Motor Credit Co.
5,915,000	7.375% 10/28/09	5,503,514
1,630,000	7.375% 02/01/11	1,482,992
	General Electric Capital Corp.
1,000,000	3.750% 12/15/09	948,286
3,000,000	4.375% 03/03/12	2,837,462
2,565,000	5.030% 12/15/09(b)	2,569,702
7,250,000	5.075% 06/22/09(b)	7,264,006
988,000	General Motors Acceptance Corp. 6.150% 04/05/07	965,378
	Goldman Sachs Group, Inc.
315,000	4.125% 01/15/08	309,152
3,000,000	5.350% 01/15/16	2,918,944
2,503,000	6.600% 01/15/12	2,628,190
	HSBC Finance Corp.
1,650,000	5.030% 11/16/09(b)	1,656,599
2,176,000	5.750% 01/30/07	2,183,968
3,072,000	6.375% 11/27/12	3,187,956
1,118,000	7.200% 07/15/06	1,124,290
3,200,000	International Lease Finance Corp. 4.875% 09/01/10	3,115,355
2,074,000	John Deere Capital Corp. 3.625% 05/25/07	2,036,032
	JPMorgan Chase & Co.
2,900,000	4.600% 01/17/11	2,804,440
3,382,000	5.250% 05/30/07	3,385,566
3,836,000	7.250% 06/01/07	3,924,092
	Lehman Brothers Holdings, Inc.
1,375,000	5.500% 04/04/16	1,353,891
3,802,000	7.000% 02/01/08	3,913,927
1,020,000	MassMutual Global Funding II 2.550% 07/15/08(a)	960,547
	Merrill Lynch & Co., Inc.
1,591,000	2.070% 06/12/06	1,581,674
1,319,000	3.700% 04/21/08	1,280,366
2,596,000	6.000% 02/17/09	2,645,743
	Morgan Stanley
5,000,000	4.880% 01/15/10(b)	5,018,270
295,000	5.300% 03/01/13	288,599
1,050,000	6.600% 04/01/12	1,106,672
	National Rural Utilities Cooperative Finance Corp.
1,023,000	3.250% 10/01/07	993,940
1,820,000	5.750% 08/28/09	1,841,226
1,818,000	Principal Life Global Funding 6.250% 02/15/12(a)	1,886,401

Par		Value
	Diversified financial services — (continued)
$2,860,000	Prudential Funding LLC 6.600% 05/15/08(a)	$2,929,220
3,000,000	Residential Capital Corp. 6.375% 06/30/10	3,020,167
769,000	Rio Tinto Finance USA Ltd. 2.625% 09/30/08	720,676
2,674,000	Toyota Motor Credit Corp. 2.700% 01/30/07	2,619,336
		115,571,226
	Insurance — 0.9%
16,000	Allstate Corp. 6.125% 02/15/12	16,495
	Hartford Financial Services Group, Inc.
590,000	2.375% 06/01/06	587,511
1,120,000	4.625% 07/15/13	1,055,158
3,635,000	ING Groep NV 5.775% 12/29/49(b)	3,535,052
510,000	Marsh & McLennan Companies, Inc. 3.625% 02/15/08	492,768
1,524,000	Metlife, Inc. 5.375% 12/15/12	1,506,336
398,000	Unitrin, Inc. 4.875% 11/01/10	381,397
		7,574,717
	Real estate — 0.1%
356,000	ERP Operating LP 5.200% 04/01/13	346,386
	Real estate investment trusts — 1.7%
3,200,000	Archstone-Smith Trust 5.750% 03/15/16	3,170,481
1,744,000	Camden Property Trust 5.375% 12/15/13	1,693,803
	Health Care Property Investors, Inc.
612,000	6.450% 06/25/12	630,889
795,000	7.072% 06/08/15	850,130
3,000,000	iStar Financial, Inc. 5.800% 03/15/11	2,996,257
	Simon Property Group LP
1,750,000	4.875% 08/15/10	1,704,754
3,250,000	5.750% 12/01/15(a)	3,189,962
		14,236,276
	Savings & loans — 0.7%
1,283,000	Golden West Financial Corp. 4.750% 10/01/12	1,231,146
2,610,000	Washington Mutual Bank 5.125% 01/15/15	2,470,438
	Washington Mutual, Inc.
2,008,000	4.625% 04/01/14	1,833,181
335,000	5.625% 01/15/07	335,039
		5,869,804
		184,303,371

See Accompanying Notes to Financial Statements.

86

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Industrials — 0.8%
	Aerospace & defense — 0.3%
$252,000	General Dynamics Corp. 4.500% 08/15/10	$243,761
483,000	Goodrich Corp. 7.625% 12/15/12	532,583
1,106,000	Northrop Grumman Corp. 7.125% 02/15/11	1,176,380
700,000	Raytheon Co. 5.375% 04/01/13	691,652
		2,644,376
	Environmental control — 0.2%
1,195,000	Waste Management, Inc. 7.375% 08/01/10	1,275,823
	Machinery-construction & mining — 0.0%
7,000	Caterpillar, Inc. 6.550% 05/01/11	7,350
	Transportation — 0.3%
	Burlington Northern Santa Fe Corp.
1,250,000	4.875% 01/15/15	1,189,115
1,139,000	6.750% 07/15/11	1,206,595
60,000	7.950% 08/15/30	74,773
397,000	Canadian National Railroad Co. 6.375% 10/15/11	414,856
		2,885,339
		6,812,888
	Technology — 0.4%
	Computers — 0.4%
1,942,000	Hewlett-Packard Co. 5.750% 12/15/06	1,948,497
1,500,000	International Business Machines Corp. 3.800% 02/01/08	1,461,616
		3,410,113
	Utilities — 4.4%
	Electric — 4.0%
1,800,000	American Electric Power Co., Inc. 5.375% 03/15/10	1,783,344
780,000	Appalachian Power Co. 3.600% 05/15/08	751,131
1,100,000	Carolina Power & Light Co. 5.125% 09/15/13	1,061,809
1,250,000	Commonwealth Edison Co. 4.700% 04/15/15	1,154,120
1,600,000	Consolidated Edison Co. of New York 7.150% 12/01/09	1,695,510
	Dominion Resources, Inc.
571,000	5.000% 03/15/13	541,940
2,830,000	5.265% 09/28/07(b)	2,833,796
2,400,000	Duke Energy Corp. 5.300% 10/01/15	2,338,367

Par		Value
	Electric — (continued)
$525,000	Duquesne Light Co. 6.700% 04/15/12	$554,656
3,782,000	FirstEnergy Corp. 6.450% 11/15/11	3,918,340
950,380	FPL Energy National Wind LLC 5.608% 03/10/24(a)	913,583
	Midamerican Energy Holdings Co.
1,483,000	5.000% 02/15/14	1,414,845
2,320,000	6.125% 04/01/36(a)	2,271,257
348,000	Ohio Edison Co. 4.000% 05/01/08	337,907
908,000	Pacific Gas & Electric Co. 4.200% 03/01/11	855,241
571,000	Pepco Holdings, Inc. 5.500% 08/15/07	571,341
3,330,000	Progress Energy, Inc. 6.050% 04/15/07	3,346,753
629,000	Public Service Electric & Gas Co. 4.000% 11/01/08	608,411
3,000,000	Scottish Power PLC 4.910% 03/15/10	2,933,867
589,000	TransAlta Corp. 5.750% 12/15/13	583,780
2,373,000	TXU Energy Co. LLC 7.000% 03/15/13	2,471,464
1,032,000	Virginia Electric & Power Co. 5.375% 02/01/07	1,031,322
		33,972,784
	Gas — 0.4%
3,000,000	Atmos Energy Corp. 4.000% 10/15/09	2,850,220
		36,823,004
	Total corporate fixed-income bonds & notes (Cost of $347,752,605)	341,547,090
	Government & agency obligations — 26.7%
	Foreign government obligations — 1.5%
1,073,000	Hellenic Republic of Greece 6.950% 03/04/08	1,105,626
3,188,000	Quebec Province 6.125% 01/22/11	3,291,509
1,163,000	Republic of Italy 2.750% 12/15/06	1,146,763
969,000	Republic of South Africa 6.500% 06/02/14	1,012,799
5,925,000	United Mexican States 6.625% 03/03/15	6,182,738
		12,739,435
	U.S. government agencies — 10.9%
	Federal Home Loan Bank
1,800,000	3.625% 11/14/08	1,736,993
3,500,000	3.875% 06/14/13	3,227,045

See Accompanying Notes to Financial Statements.

87

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	U.S. government agencies — (continued)
	Federal Home Loan Mortgage Corp.
$575,000	3.500% 04/01/08	$557,974
3,550,000	3.600% 07/07/10	3,340,639
28,500,000	3.875% 01/12/09	27,595,096
2,000,000	4.000% 09/22/09	1,927,960
295,000	4.750% 11/17/15	285,049
7,825,000	5.000% 01/30/14	7,614,030
365,000	6.000% 06/15/11	378,894
3,301,000	6.625% 09/15/09	3,454,305
	Federal National Mortgage Association
5,000,000	2.500% 01/30/07	4,894,105
2,510,000	3.250% 11/15/07	2,438,721
19,890,000	3.250% 02/15/09	18,912,566
2,640,000	4.125% 04/15/14	2,460,525
10,000,000	4.300% 06/30/08	9,839,770
880,000	6.000% 05/15/11	912,314
2,560,420	Small Business Administration 6.000% 09/01/18	2,601,223
		92,177,209
	U.S. government obligations — 14.3%
600,000	U.S. Treasury Bonds 12.000% 08/15/13	695,320
	U.S. Treasury Notes
24,349,000	4.250% 08/15/15	23,195,272
31,839,000	4.375% 01/31/08(c)	31,574,100
62,024,000	4.500% 02/28/11	61,120,310
4,000,000	U.S. Treasury STRIPS (d)11/15/08	3,529,500
		120,114,502
	Total government & agency obligations (Cost of $228,428,047)	225,031,146
	Collateralized mortgage obligations — 11.0%
	Agency — 7.1%
	Federal Home Loan Mortgage Corp.
5,000,000	4.000% 05/15/14	4,870,769
2,092,221	5.000% 08/15/16	2,074,906
	I.O.:
1,754,825	5.500% 01/15/23(e)	77,610
2,020,356	5.500% 05/15/27(e)	168,657
	Federal National Mortgage Association
5,000,000	4.717% 08/25/12	4,814,975
1,782,287	5.000% 07/25/16	1,765,011
2,818,360	5.500% 08/25/17	2,788,541
3,944,152	5.500% 09/25/35	3,898,777
2,624,000	6.000% 04/25/17	2,662,301
	Government National Mortgage Association
3,000,000	4.374% 04/16/33	2,854,825
1,500,000	4.486% 10/16/25	1,446,685
4,550,000	4.763% 01/16/25	4,497,614

Par		Value
	Agency — (continued)
	Small Business Administration
$8,909,973	4.340% 03/01/24	$8,277,904
2,342,159	4.500% 03/01/23	2,211,591
3,267,785	4.890% 09/01/22	3,166,394
3,694,698	5.180% 05/01/24	3,625,937
3,632,746	5.240% 08/01/23	3,583,454
3,828,582	5.310% 08/01/22	3,798,406
3,282,817	5.660% 07/01/22	3,311,151
	Vendee Mortgage Trust
	I.O.:
12,277,631	0.303% 03/15/29(b)(e)	83,784
9,540,866	0.444% 09/15/27(b)(e)	105,453
		60,084,745
	Non-agency — 3.9%
2,350,690	Chaseflex Trust 5.500% 02/25/35	2,309,421
	Citigroup Mortgage Loan Trust, Inc.
		(g)08/25/35
2,800,000	(5.517% 04/25/06)	2,726,251
		(g)08/25/35
1,885,000	(5.666% 04/25/06)	1,831,983
4,816,154	Countrywide Alternative Loan Trust 5.500% 09/25/35	4,580,244
3,440,757	First Horizon Alternative Mortgage Securities 6.000% 01/25/35	3,418,315
2,989,681	GMAC Mortgage Corp. Loan Trust 5.667% 04/19/36(b)	2,936,754
	JPMorgan Mortgage Trust
1,576,739	4.977% 07/25/34(b)	1,527,921
3,500,000	5.012% 10/25/35(b)	3,414,383
5,377,240	Residential Accredit Loans, Inc. 5.500% 02/25/35	5,299,878
327,062	Rural Housing Trust 6.330% 04/01/26	323,992
1,997,700	Suntrust Alternative Loan Trust 6.066% 12/25/35(a)	1,946,991
2,500,000	Washington Mutual, Inc. 4.678% 04/25/35(b)	2,436,905
		32,753,038
	Total collateralized mortgage obligations (Cost of $95,741,042)	92,837,783
	Mortgage-backed securities — 8.9%
	Federal Home Loan Mortgage Corp.
1,667,421	5.000% 12/01/13	1,632,159
10,474,425	5.000% 10/01/35	9,968,539
1,562,462	5.500% 02/01/18	1,552,880
115,088	5.500% 03/01/18	114,382
93,901	5.500% 03/01/33	91,863
477,463	6.500% 04/01/32	487,749
75,209	7.000% 12/01/10	77,351
180,270	7.500% 10/01/29	188,580

See Accompanying Notes to Financial Statements.

88

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Mortgage-backed securities — (continued)
	Federal National Mortgage Association
$252,233	5.000% 05/01/09	$249,391
2,472,076	5.240% 09/01/12	2,438,329
193,372	5.449% 08/01/36(b)	196,152
83,877	6.000% 04/01/11	84,597
917,357	6.000% 04/01/13	929,654
429,624	6.000% 06/01/14	435,640
1,056,630	6.000% 12/01/31	1,067,638
8,164,441	6.000% 04/01/35	8,168,812
1,358,419	6.120% 10/01/08	1,307,248
116,069	6.500% 05/01/11	118,442
118,195	6.500% 06/01/13	120,982
453,212	6.500% 08/01/31	463,685
240,501	6.500% 09/01/31	246,058
832,012	6.565% 12/01/07	840,581
744,367	6.600% 11/01/07	751,738
60,795	7.500% 10/01/15	63,608
2,806,570	7.785% 02/01/19	2,988,042
6,214	8.000% 07/01/07	6,303
65	8.000% 12/01/09	66
396,940	8.000% 12/01/29	423,148
26,497	8.000% 02/01/30	28,269
14,013	8.000% 03/01/30	14,950
8,109	8.000% 04/01/30	8,651
19,351	8.000% 05/01/30	20,645
205,557	10.000% 10/01/20	227,590
244,483	10.000% 12/01/20	270,630
	TBA:
6,417,000	4.500% 04/18/21(h)	6,134,254
6,750,000	5.000% 04/18/21(h)	6,579,144
6,250,000	5.500% 04/18/21(h)	6,210,938
11,340,000	5.500% 04/12/36(h)	11,056,500
5,650,000	6.500% 04/12/36(h)	5,755,938
	Government National Mortgage Association
398,965	4.375% 04/20/22(b)	399,771
101,918	4.750% 07/20/21(b)	102,662
12,532	5.500% 12/15/13	12,559
57,508	5.500% 01/15/14	57,612
111,967	5.500% 02/15/14	112,169
243,811	5.500% 03/15/14	244,251
229,837	5.500% 04/15/14	230,252
243,193	5.500% 05/15/14	243,633
258,640	5.500% 06/15/14	259,108
43,840	6.500% 06/15/11	44,911
15,602	6.500% 08/15/12	15,989
1,235	6.500% 06/15/13	1,267
36,095	6.500% 07/15/13	37,033
141,447	6.500% 09/15/13	145,121
301,169	6.500% 10/15/13	308,991
4,457	6.500% 11/15/13	4,573
116,822	7.000% 05/15/12	120,838
53,787	7.000% 09/15/13	55,636
48,774	7.000% 10/15/23	50,823

Par		Value
	Mortgage-backed securities — (continued)
$327,226	7.000% 12/15/28	$341,224
15,233	7.500% 02/15/27	16,007
563,120	7.500% 09/15/29	591,043
84,137	9.000% 11/15/17	90,192
9,074	9.500% 09/15/16	9,908
2,074	9.500% 08/15/20	2,284
2,816	9.500% 12/15/20	3,102
3,942	10.000% 05/15/16	4,335
17,636	10.000% 07/15/17	19,390
14,263	10.000% 08/15/17	15,681
721	10.000% 08/15/18	792
32,020	11.500% 06/15/13	35,281
	Total mortgage-backed securities (Cost of $75,043,563)	74,897,564
	Asset-backed securities — 7.8%
	AmeriCredit Automobile Receivables Trust
3,500,000	3.930% 10/06/11	3,388,489
2,500,000	4.730% 07/06/10	2,457,978
2,550,000	Bay View Auto Trust 5.310% 06/25/14	2,517,635
5,811,000	BMW Vehicle Owner Trust 3.320% 02/25/09	5,675,716
4,274	Bombardier Capital Mortgage Securitization Corp. 6.230% 04/15/28	4,241
2,125,000	Carmax Auto Owner Trust 5.370% 06/15/12	2,102,885
1,725,000	Chase Manhattan Auto Owner Trust 2.830% 09/15/10	1,659,984
2,500,000	CitiFinancial Mortgage Securities, Inc. (g)04/25/34 (2.645% 04/25/06)	2,401,954
2,950,000	Credit-Based Asset Servicing and Securitization (g)11/25/35 (5.545% 04/25/06)	2,897,348
2,500,000	Discover Card Master Trust 5.750% 12/15/08	2,503,408
42,443	First Plus Home Loan Trust (g)05/10/24 (7.720% 05/10/06)	42,496
3,500,000	Ford Credit Auto Owner Trust 4.080% 06/15/10	3,392,286
	GE Equipment Small Ticket LLC
1,800,000	4.620% 12/22/14(a)	1,768,275
5,000,000	5.120% 06/22/15(a)	4,973,450
820,063	Green Tree Financial Corp. 8.250% 07/15/27	800,584
2,000,000	GSAA Trust 4.316% 11/25/34(b)	1,952,230

See Accompanying Notes to Financial Statements.

89

Columbia Intermediate Core Bond Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Asset-backed securities — (continued)
$2,650,000	Hyundai Auto Receivables Trust 4.200% 02/15/12	$2,575,433
3,651,000	JPMorgan Mortgage Acquisition Corp. (g)10/25/35 (5.627% 04/25/06)	3,596,813
3,000,000	Long Beach Auto Receivables Trust 4.522% 06/15/12	2,943,767
5,000,000	Memory Lane Advance Receivables Backed Notes 5.027% 10/24/14(a)	4,937,050
3,250,000	Renaissance Home Equity Loan Trust (g)02/25/36 (5.565% 04/25/06)	3,237,457
	Residential Asset Mortgage Products, Inc.
1,422,603	2.870% 08/25/30(b)	1,408,149
1,100,000	3.981% 04/25/29	1,071,905
		(g)10/25/34
2,000,000	(5.670% 04/25/06)	1,906,780
2,500,000	Residential Funding Mortgage Securities II, Inc. (g)09/25/35 (5.110% 04/25/06)	2,434,686
3,500,000	WFS Financial Owner Trust 4.620% 11/19/12	3,433,640
	Total asset-backed securities (Cost of $67,581,544)	66,084,639
	Commercial mortgage-backed securities — 3.9%
3,765,000	Citigroup Commercial Mortgage Trust 4.733% 10/15/41	3,559,691
3,000,000	Greenwich Capital Commercial Funding Corp. 5.301% 04/10/37(b)	2,921,952
	JPMorgan Chase Commercial Mortgage Securities Corp.
3,126,318	4.134% 10/15/37	2,983,436
3,000,000	4.780% 07/15/42	2,815,665
2,000,000	4.878% 01/15/42	1,903,984
2,500,000	5.150% 08/15/42(a)(b)	2,313,085
2,315,000	LB-UBS Commercial Mortgage Trust 5.124% 11/15/32(b)	2,254,863
11,033,616	Merrill Lynch Mortgage Investors, Inc. 1.029% 12/15/30(b)	284,457
5,905,000	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.720% 02/12/39 I.O.(b)(i)	5,935,411
7,949,000	Morgan Stanley Capital I 4.970% 12/15/41	7,646,254
	Total commercial mortgage-backed securities (Cost of $34,016,018)	32,618,798

Par		Value
	Short-term obligations — 4.3%
	U.S. government agencies & obligations — 4.3%
	Federal Home Loan Bank
$19,417,000	4.450% 04/18/06(j)	$19,376,197
16,990,000	4.460% 04/12/06(j)	16,966,847
		36,343,044
Total short-term obligations (Cost of $36,343,044)		36,343,044
Total investments (Cost of $884,905,863)(k)	103.1%	869,360,064
Other assets & liabilities, net	(3.1)%	(26,392,900)
Net assets	100.0%	$842,967,164

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $36,363,629, which represents 4.3% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(c)  Security pledged as collateral for open futures contracts.

(d)  Zero coupon bond.

(e)  Accrued interest accumulates in the value of this security and is payable at redemption.

(f)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At March 31, 2006, the value of these securities represents less than 0.1% of net assets.

(g)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(h)  Security, or a portion thereof, purchased on a delayed delivery basis.

(i)  Accrued interest accumulates in the value of this security and is payable at redemption.

(j)  The rate shown represents the annualized yield at the date of purchase.

(k)  Cost for federal income tax purposes is $885,202,376.

At March 31, 2006, the portfolio held the following sectors:

Sector	% of Net Assets
Corporate fixed-income bonds & notes	40.5%
Government & agency obligations	26.7
Collateralized mortgage obligations	11.0
Mortgage-backed securities	8.9
Asset-backed securities	7.8
Commercial mortgage-backed securities	3.9
Short-term obligations	4.3
Other assets & liabilities, net	(3.1)
100.0%

At March 31, 2006, the Fund held the following open long futures contract:

Type	Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10-Year U.S. Treasury Notes	27	$2,907,018	$2,872,547	Jun-06	$34,471

Acronym	Name
I.O. STRIPS	Interest Only Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

90

Columbia High Income Master Portfolio

Investment portfolio  March 31, 2006

Par		Value
	Corporate fixed-income bonds & notes — 78.6%
	Basic materials — 7.4%
	Chemicals — 2.9%
	Agricultural chemicals — 1.1%
$910,000	IMC Global, Inc. 10.875% 08/01/13	$1,041,950
8,140,000	Terra Capital, Inc. 12.875% 10/15/08	9,401,700
		10,443,650
	Chemicals-diversified — 1.3%
	EquiStar Chemicals LP
765,000	10.125% 09/01/08	812,813
4,635,000	10.625% 05/01/11	5,017,387
	Lyondell Chemical Co.
2,424,000	9.500% 12/15/08	2,520,960
1,830,000	10.500% 06/01/13	2,026,725
2,040,000	NOVA Chemicals Corp. 7.561% 11/15/13(a)	2,040,000
		12,417,885
	Chemicals-specialty — 0.5%
2,925,000	EquiStar Chemicals LP 7.550% 02/15/26	2,515,500
3,525,000	Millennium America, Inc. 7.625% 11/15/26	3,013,875
		5,529,375
		28,390,910
	Forest products & paper — 2.7%
	Forestry — 0.5%
	Tembec Industries, Inc.
1,815,000	7.750% 03/15/12	1,025,475
1,145,000	8.500% 02/01/11	669,825
5,485,000	8.625% 06/30/09	3,304,713
		5,000,013
	Paper & related products — 2.2%
1,645,000	Abitibi-Consolidated, Inc. 8.850% 08/01/30	1,476,387
935,000	Bowater Canada Finance 7.950% 11/15/11	932,663
	Bowater, Inc.
140,000	9.375% 12/15/21	142,800
105,000	9.500% 10/15/12	109,725
	Georgia-Pacific Corp.
2,930,000	7.750% 11/15/29	2,871,400
4,035,000	8.000% 01/15/24	4,075,350
7,610,000	8.875% 05/15/31	8,171,237
4,165,000	Pope and Talbot, Inc. 8.375% 06/01/13	2,936,325
		20,715,887
		25,715,900
	Iron/steel — 1.8%
	Steel-producers — 0.3%
3,200,000	United States Steel LLC 10.750% 08/01/08	3,520,000

Par		Value
	Steel-specialty — 1.5%
$3,850,000	Allegheny Ludlum Corp. 6.950% 12/15/25	$3,994,375
5,490,000	Allegheny Technologies, Inc. 8.375% 12/15/11	5,942,925
4,005,000	UCAR Finance, Inc. 10.250% 02/15/12	4,275,338
		14,212,638
		17,732,638
		71,839,448
	Communications — 13.9%
	Internet — 0.0%
	Web hosting/design — 0.0%
475,639	Globix Corp. PIK, 11.000% 05/01/08(b)(c)(d)	442,344
	Media — 5.0%
	Cable TV — 0.8%
1,675,000	ONO Finance 10.500% 05/15/14(c)	2,192,235
6,060,000	Shaw Communications, Inc. 7.500% 11/20/13	5,612,966
		7,805,201
	Multimedia — 0.6%
5,417,051	CanWest Media, Inc. 8.000% 09/15/12	5,552,477
	Publishing-books — 1.0%
4,490,000	Houghton Mifflin Co. 7.200% 03/15/11	4,624,700
5,605,000	Morris Publishing Group LLC 7.000% 08/01/13	5,282,712
		9,907,412
	Publishing-newspapers — 1.2%
		Hollinger, Inc.
1,085,000	11.875% 03/01/11(c)	1,086,356
4,225,000	12.875% 03/01/11(b)(c)	4,404,563
1,780,000	Medianews Group, Inc. 6.875% 10/01/13	1,673,200
3,800,000	Sun Media Corp. 7.625% 02/15/13	3,914,000
		11,078,119
	Publishing-periodicals — 0.4%
516,000	Dex Media East LLC 12.125% 11/15/12	590,820
	Ziff Davis Media, Inc.
3,090,000	10.680% 05/01/12(a)	2,556,975
	PIK, Series B,
1,461,302	13.000% 08/12/09(d)	805,543
		3,953,338
	Television — 1.0%
	Paxson Communications Corp.
5,235,000	7.777% 01/15/12(a)(c)	5,274,263
4,225,000	10.777% 01/15/13(a)(c)	4,182,750
		9,457,013
		47,753,560

See Accompanying Notes to Financial Statements.

91

Columbia High Income Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Telecommunication services — 8.9%
	Cellular telecommunications — 2.0%
$1,935,000	Centennial Cellular Operating Co./ Centennial Communications Corp. 10.125% 06/15/13	$2,113,987
	Dobson Cellular Systems, Inc.
980,000	8.375% 11/01/11	1,036,350
1,970,000	9.430% 11/01/11(a)	2,038,950
1,725,000	9.875% 11/01/12	1,884,563
6,445,000	Millicom International Cellular SA 10.000% 12/01/13	7,145,894
1,735,000	Rogers Cantel, Inc. 9.750% 06/01/16	2,112,362
3,655,000	Triton PCS, Inc. 8.500% 06/01/13	3,453,975
		19,786,081
	Satellite telecommunications — 1.6%
5,755,000	Inmarsat Finance II PLC (e)11/15/12 (10.375% 11/15/08)	4,913,331
	Intelsat Subsidiary Holding Co., Ltd.
3,130,000	8.250% 01/15/13	3,184,775
4,660,000	9.614% 01/15/12(a)	4,764,850
1,164,000	Loral Cyberstar, Inc. 10.000% 07/15/06(f)(g)	—
2,268,000	PanAmSat Corp. 9.000% 08/15/14	2,381,400
		15,244,356
	Telecommunication equipment — 0.9%
	Lucent Technologies, Inc.
4,350,000	5.500% 11/15/08	4,306,500
4,190,000	6.450% 03/15/29	3,791,950
805,000	6.500% 01/15/28	718,463
		8,816,913
	Telecommunication services — 1.8%
944,357	Colo.Com, Inc. 13.875% 03/15/10(c)(f)(g)(h)	—
3,250,000	Mobifon Holdings BV 12.500% 07/31/10	3,749,688
3,210,000	Telcordia Technologies, Inc. 10.000% 03/15/13(c)	2,937,150
10,005,000	US West Communications 8.875% 06/01/31	10,430,212
		17,117,050
	Telephone-integrated — 2.6%
1,010,000	Qwest Capital Funding, Inc. 7.750% 08/15/06	1,013,788
	Qwest Communications International, Inc.
7,135,000	7.250% 02/15/11	7,313,375
4,435,000	7.500% 11/01/08	4,357,387

Par		Value
	Telephone-integrated — (continued)
	Qwest Corp.
$165,000	5.625% 11/15/08	$162,938
6,500,000	6.950% 06/30/10(i)	6,616,480
2,950,000	7.125% 11/15/43	2,839,375
1,410,000	7.250% 09/15/25	1,445,250
1,130,000	8.875% 03/15/12	1,265,600
		25,014,193
		85,978,593
		134,174,497
	Consumer cyclical — 11.3%
	Airlines — 1.5%
	Airlines — 1.5%
727,015	American Airlines, Inc. 7.377% 05/23/19	675,215
	Delta Air Lines, Inc.
13,869,000	8.300% 12/15/29(j)	3,605,940
715,000	9.250% 03/15/22(j)	178,750
2,335,000	9.750% 05/15/21(j)	583,750
1,945,000	10.000% 08/15/08(j)	486,250
4,295,000	10.375% 02/01/11(j)	1,116,700
2,990,000	10.375% 12/15/22(j)	747,500
	Northwest Airlines, Inc.
1,035,000	7.875% 03/15/08(j)	463,163
260,000	8.700% 03/15/07(j)	116,350
250,553	8.970% 01/02/15(j)	100,847
6,335,000	9.875% 03/15/07(j)	2,929,938
9,205,000	10.000% 02/01/09(j)	3,958,150
		14,962,553
	Auto parts & equipment — 2.7%
	Auto/truck parts & equipment-original — 0.6%
	Collins & Aikman Products Co.
1,535,000	10.750% 12/31/11(j)	506,550
7,960,000	12.875% 08/15/12(c)(j)	477,600
	Tenneco Automotive, Inc.
2,745,000	8.625% 11/15/14	2,745,000
1,970,000	10.250% 07/15/13	2,186,700
		5,915,850
	Rubber-tires — 2.1%
	Goodyear Tire & Rubber Co.
982,000	6.375% 03/15/08	982,000
1,905,000	6.625% 12/01/06	1,907,381
5,000,000	7.060% 04/30/10(i)	5,067,700
10,570,000	11.250% 03/01/11	11,838,400
		19,795,481
		25,711,331
	Entertainment — 1.1%
	Gambling (non-hotel) — 0.4%
845,000	Isle of Capri Casinos, Inc. 9.000% 03/15/12	895,700
2,627,000	Jacobs Entertainment, Inc. 11.875% 02/01/09	2,781,336
		3,677,036

See Accompanying Notes to Financial Statements.

92

Columbia High Income Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Motion pictures & services — 0.0%
$328,022	United Artists Theatre Circuit, Inc. 9.300% 07/01/15(b)(f)	$321,462
	Music — 0.2%
1,485,000	Warner Music Group 7.375% 04/15/14	1,470,150
	Resorts/theme parks — 0.5%
	Six Flags, Inc.
2,980,000	9.625% 06/01/14	3,006,075
1,910,000	9.750% 04/15/13	1,933,875
		4,939,950
		10,408,598
	Lodging — 2.0%
	Casino hotels — 1.3%
310,000	Caesars Entertainment, Inc. 9.375% 02/15/07	320,075
1,475,000	Chukchansi Economic Development Authority 8.000% 11/15/13(c)	1,508,188
3,920,000	Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12(c)	4,086,600
	Mandalay Resort Group
2,825,000	9.500% 08/01/08	3,043,937
540,000	10.250% 08/01/07	569,700
2,245,000	MGM Mirage 9.750% 06/01/07	2,323,575
774,835	Trump Entertainment Resorts, Inc. 8.500% 06/01/15	753,527
		12,605,602
	Hotels & motels — 0.7%
1,460,000	Gaylord Entertainment Co. 8.000% 11/15/13	1,525,700
	ITT Corp.
3,455,000	7.375% 11/15/15	3,748,675
1,015,000	7.750% 11/15/25	1,037,837
		6,312,212
		18,917,814
	Retail — 3.4%
	Multilevel direct selling — 0.3%
2,952,000	Jafra Cosmetics International, Inc./Distribuidora Commerical Jaffra SA de CV 10.750% 05/15/11	3,202,920
	Retail-miscellaneous/ diversified — 0.6%
2,095,000	Harry & David Holdings, Inc. 9.000% 03/01/13	2,003,344
3,322,785	Neiman Marcus 7.340% 04/06/13	3,368,174
		5,371,518

Par		Value
	Retail-propane distributors — 1.1%
$10,340,000	Star Gas Partners LP/Star Gas Finance Co. 10.250% 02/15/13	$10,701,900
	Retail-toy store — 1.4%
	Toys R Us, Inc.
8,975,000	7.625% 08/01/11	7,516,562
6,210,000	8.750% 09/01/21	5,783,063
		13,299,625
		32,575,963
	Textiles — 0.6%
	Textile-products — 0.6%
5,740,000	INVISTA 9.250% 05/01/12(c)	6,141,800
		108,718,059
	Consumer non-cyclical — 7.9%
	Commercial services — 3.5%
	Commercial services — 0.8%
1,877,011	Jostens Corp., Series C, 7.318% 10/04/11(i)	1,901,263
3,895,000	Language Line Holdings, Inc. 11.125% 06/15/12	3,641,825
2,380,000	Vertrue, Inc. 9.250% 04/01/14	2,427,600
		7,970,688
	Commercial services- finance — 0.5%
305,000	Cardtronics, Inc. 9.250% 08/15/13(c)	303,856
3,860,000	Dollar Financial Group, Inc. 9.750% 11/15/11	4,043,350
		4,347,206
	Diversified operations/ commercial services — 0.4%
3,565,000	Chemed Corp. 8.750% 02/24/11	3,761,075
	Marine services — 0.2%
2,295,000	Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	2,157,300
	Printing-commercial — 0.9%
2,195,000	American Color Graphics, Inc. 10.000% 06/15/10	1,558,450
4,299,000	Phoenix Color Corp. 11.000% 02/01/09	4,057,181
3,240,000	Vertis, Inc. 9.750% 04/01/09	3,321,000
		8,936,631
	Protection-safety — 0.5%
4,690,000	Protection One Alarm Monitoring 8.125% 01/15/09	4,525,850

See Accompanying Notes to Financial Statements.

93

Columbia High Income Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Rental auto/equipment — 0.2%
$1,895,000	Williams Scotsman, Inc. 8.500% 10/01/15	$1,940,006
		33,638,756
	Food — 1.6%
	Food-meat products — 0.8%
	Swift & Co.
4,300,000	10.125% 10/01/09	4,450,500
3,345,000	12.500% 01/01/10	3,353,363
		7,803,863
	Food-miscellaneous/ diversified — 0.8%
	Chiquita Brands International, Inc.
1,010,000	7.500% 11/01/14	886,275
2,225,000	8.875% 12/01/15	2,074,812
1,010,000	Doane Pet Care Co. 10.625% 11/15/15	1,070,600
3,960,000	Pinnacle Foods Holding Corp. 8.250% 12/01/13	3,920,400
		7,952,087
		15,755,950
	Healthcare services — 1.7%
	Medical products — 0.2%
2,105,000	Fisher Scientific International, Inc. 6.125% 07/01/15	2,055,006
	Medical-hospitals — 0.7%
	HCA, Inc.
2,285,000	7.500% 11/15/95	2,003,969
90,000	7.750% 07/15/36	87,922
4,075,000	8.360% 04/15/24	4,273,059
		6,364,950
	Medical-nursing homes — 0.2%
1,400,000	Skilled Healthcare Group 11.000% 01/15/14(c)	1,459,500
	Physician practice management — 0.6%
5,780,000	Ameripath, Inc. 10.500% 04/01/13	6,155,700
		16,035,156
	Household products/wares — 0.8%
	Consumer products- miscellaneous — 0.5%
	Spectrum Brands, Inc.
1,000,000	7.375% 02/01/15	870,000
4,115,000	8.500% 10/01/13	3,837,237
		4,707,237
	Office supplies & forms — 0.3%
3,175,000	ACCO Brands Corp. 7.625% 08/15/15	3,024,188
		7,731,425

Par		Value
	Pharmaceuticals — 0.3%
	Medical-drugs — 0.3%
	Warner Chilcott Corp. Series B
$1,351,128	7.358% 01/18/12(i)	$1,362,221
		Series C
544,439	7.277% 01/18/11(i)	548,908
		Series D
251,515	7.277% 01/18/12(i)	253,580
55,205	Warner Chilcott Dovobet Delay 7.440% 01/01/12(i)	55,661
276,025	Warner Chilcott Dovonex Delayed Draw 7.360% 01/21/12(i)	278,302
		2,498,672
		75,659,959
	Diversified — 0.0%
	Holding companies- diversified — 0.0%
	Special purpose aquisitions — 0.0%
398,000	ESI Tractebel Acquisition Corp. 7.990% 12/30/11	412,925
	Energy — 7.7%
	Energy-alternate sources — 0.0%
	Energy-alternate sources — 0.0%
2,813	Salton SEA Funding 8.300% 05/30/11(b)	2,919
	Oil & gas — 5.2%
	Oil & gas drilling — 0.9%
5,885,000	Parker Drilling Co. 9.625% 10/01/13	6,554,419
2,485,000	Pride International, Inc. 7.375% 07/15/14	2,634,100
		9,188,519
	Oil companies-exploration & production — 4.3%
580,000	Belden & Blake Corp. 8.750% 07/15/12	600,300
2,140,000	Chaparral Energy, Inc. 8.500% 12/01/15(c)	2,236,300
1,885,000	Chesapeake Energy Corp. 6.875% 11/15/20(c)	1,913,275
11,830,000	El Paso Natural Gas 7.750% 06/01/13	12,303,200
3,350,000	Forest Oil Corp. 8.000% 12/15/11	3,618,000
195,000	Hilcorp Energy LP/Hilcorp Finance Co. 10.500% 09/01/10(c)	214,988
3,813,000	Mission Resources Corp. 9.875% 04/01/11	4,070,377
	Newfield Exploration Co.
390,000	7.625% 03/01/11	414,375
390,000	8.375% 08/15/12	418,275

See Accompanying Notes to Financial Statements.

94

Columbia High Income Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Oil companies-exploration & production — (continued)
$65,000	Petroquest Energy, Inc. 10.375% 05/15/12	$68,900
1,960,000	Plains E&P Co. 8.750% 07/01/12	2,087,400
1,280,000	Stone Energy Corp. 8.250% 12/15/11	1,286,400
2,440,000	Venoco, Inc. 8.750% 12/15/11	2,464,400
	Vintage Petroleum, Inc.
1,695,000	7.875% 05/15/11	1,762,800
4,435,000	8.250% 05/01/12	4,712,187
2,945,000	Whiting Petroleum Corp. 7.000% 02/01/14	2,915,550
		41,086,727
		50,275,246
	Pipelines — 2.5%
	Pipelines — 2.5%
	ANR Pipeline Co.
635,000	8.875% 03/15/10	677,069
5,385,000	9.625% 11/01/21	6,610,087
	El Paso Corp.
1,280,000	6.950% 12/15/07	1,292,800
2,025,000	7.000% 05/15/11	2,030,062
1,600,000	7.800% 08/01/31	1,616,000
	El Paso Natural Gas Co.
310,000	7.500% 11/15/26	320,075
5,240,000	7.625% 08/01/10	5,436,500
1,860,000	8.375% 06/15/32	2,101,800
1,385,000	Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 06/15/14	1,416,163
	Southern Natural Gas Co.
1,315,000	7.350% 02/15/31	1,354,450
1,464,000	8.875% 03/15/10	1,559,160
		24,414,166
		74,692,331
	Financials — 10.6%
	Banks — 0.4%
	Commercial banks-western US — 0.4%
3,965,000	Fremont General Corp. 7.875% 03/17/09	3,895,613
	Diversified financial services — 5.4%
	Finance-auto loans — 2.6%
	General Motors Acceptance Corp.
2,150,000	5.625% 05/15/09	1,994,993
5,145,000	6.750% 12/01/14	4,619,667
6,915,000	6.875% 09/15/11	6,421,741
12,715,000	8.000% 11/01/31	11,920,312
		24,956,713

Par		Value
	Finance-investment banker/broker — 0.8%
	LaBranche & Co., Inc.
$3,440,000	9.500% 05/15/09	$3,680,800
3,910,000	11.000% 05/15/12	4,330,325
		8,011,125
	Finance-other services — 0.7%
6,185,000	AMR Real Estate 8.125% 06/01/12	6,370,550
	Special purpose entity — 1.3%
	Cedar Brakes LLC
2,115,508	8.500% 02/15/14(c)	2,311,192
4,932,116	9.875% 09/01/13(c)	5,560,960
2,910,000	Rainbow National Services LLC 10.375% 09/01/14(c)	3,266,475
	Vanguard Health Holding Co. LLC (e)10/01/15
2,020,000	(11.250% 10/01/09)	1,479,650
455,000	9.000% 10/01/14	465,238
		13,083,515
		52,421,903
	Insurance — 1.4%
	Insurance brokers — 0.1%
650,000	Lindsey Morden Group, Inc. 7.000% 06/16/08	528,749
	Life/health insurance — 0.6%
5,775,000	Crum & Forster Holdings Corp. 10.375% 06/15/13	5,904,938
	Multi-line insurance — 0.7%
	Fairfax Financial Holdings Ltd.
185,000	7.375% 04/15/18	148,462
1,100,000	7.750% 04/26/12	990,000
3,590,000	7.750% 07/15/37	2,836,100
325,000	8.250% 10/01/15	286,000
185,000	8.300% 04/15/26	154,475
2,620,000	First Mercury Financial Corp. 12.749% 08/15/12(a)(c)	2,618,632
		7,033,669
	Mutual insurance — 0.0%
	Lumbermens Mutual Casualty
180,000	8.300% 12/01/37(c)(j)	3,375
4,600,000	8.450% 12/01/97(c)(j)	86,250
9,865,000	9.150% 07/01/26(c)(j)	184,969
		274,594
		13,741,950
	Real estate — 1.6%
	Real estate management/ services — 1.6%
	CB Richard Ellis Services, Inc.
2,730,000	11.250% 06/15/11	2,907,450

See Accompanying Notes to Financial Statements.

95

Columbia High Income Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Real estate management/ services — (continued)
	Escrowed to Maturity,
$2,633,000	9.750% 05/15/10	$2,837,057
5,953,246	LNR Property Corp. Series B, 7.665% 02/03/08(i)	6,000,694
	Riley Mezzanine Corp.
1,814,400	9.140% 02/03/08(i)	1,832,544
1,814,769	9.890% 03/02/08(i)	1,828,380
		15,406,125
	Real estate investment trusts — 1.8%
	REITS-health care — 0.5%
4,475,000	Omega Healthcare Investors, Inc. 7.000% 04/01/14	4,508,562
	REITS-office property — 0.7%
	Crescent Real Estate Equities LP
1,550,000	7.500% 09/15/07	1,573,250
4,470,000	9.250% 04/15/09	4,715,850
		6,289,100
	REITS-single tenant — 0.6%
5,950,000	Trustreet Properties, Inc. 7.500% 04/01/15	5,994,625
		16,792,287
		102,257,878
	Industrials — 9.4%
	Aerospace & defense — 1.5%
	Aerospace/defense- equipment — 1.5%
	BE Aerospace, Inc.
520,000	8.500% 10/01/10	554,450
7,360,000	8.875% 05/01/11	7,672,800
	Sequa Corp.
3,115,000	8.875% 04/01/08	3,255,175
2,635,000	9.000% 08/01/09	2,819,450
		14,301,875
	Building materials — 1.9%
	Building & construction products- miscellaneous — 1.6%
3,125,000	Compression Polymers Holding Corp. 10.500% 07/01/13(c)	3,187,500
4,465,000	Dayton Superior Corp. 10.750% 09/15/08	4,543,137
2,861,000	Interline Brands, Inc. 11.500% 05/15/11	3,175,710
2,175,000	MMI Products, Inc. 11.250% 04/15/07	2,109,750
2,520,000	Panolam Industries International, Inc. 10.750% 10/01/13(c)	2,450,700
		15,466,797

Par		Value
	Building products-air & heating — 0.1%
$940,000	Goodman Global Holding Co., Inc. 7.491% 06/15/12(a)	$951,750
	Building products-wood — 0.2%
1,585,000	Ainsworth Lumber Co., Ltd. 7.250% 10/01/12	1,442,350
		17,860,897
	Environmental control — 0.4%
	Pollution control — 0.4%
4,075,000	Geo Sub Corp. 11.000% 05/15/12	4,034,250
65,000	Marsulex, Inc. 9.625% 07/01/08	64,838
		4,099,088
	Hand/machine tools — 0.3%
	Machine tools & related products — 0.3%
2,725,000	Thermadyne Holdings Corp. 9.250% 02/01/14	2,452,500
	Machinery-diversified — 0.3%
	Engines-internal combustion — 0.3%
2,950,000	Cummins, Inc. 9.000% 12/01/10	3,152,813
	Metal fabricate/hardware — 1.0%
	Metal processors & fabrication — 1.0%
2,355,000	Metals USA, Inc. 11.125% 12/01/15(c)	2,590,500
3,305,000	Mueller Group, Inc. 10.000% 05/01/12	3,627,237
3,115,000	Neenah Foundary Co. 11.000% 09/30/10(c)	3,403,138
		9,620,875
	Miscellaneous manufacturing — 1.0%
	Diversified manufacturing operators — 1.0%
3,320,000	Clarke American Corp. 11.750% 12/15/13(c)	3,353,200
7,165,000	Mark IV Industries, Inc. 7.500% 09/01/07	6,663,450
		10,016,650
	Packaging & containers — 2.3%
	Containers-metal/glass — 2.3%
1,000,000	Graham Packaging, Series C 9.250% 04/07/12(i)	1,021,250
	Owens-Brockway Glass Container, Inc.
2,080,000	7.750% 05/15/11	2,176,200
5,785,000	8.750% 11/15/12	6,211,643
3,675,000	8.875% 02/15/09	3,826,594

See Accompanying Notes to Financial Statements.

96

Columbia High Income Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Containers-metal/glass — (continued)
	Owens-Illinois, Inc.
$2,605,000	7.800% 05/15/18	$2,605,000
6,135,000	8.100% 05/15/07	6,227,025
		22,067,712
	Transportation — 0.5%
	Transportation-marine — 0.2%
1,350,000	Stena AB 9.625% 12/01/12	1,481,625
	Transportation-railroad — 0.3%
2,770,000	TFM SA de CV 12.500% 06/15/12	3,105,863
		4,587,488
	Trucking & leasing — 0.2%
	Transport-equipment & leasing — 0.2%
2,590,000	Interpool, Inc. 6.000% 09/01/14	2,402,225
		90,562,123
	Technology — 3.8%
	Computers — 2.6%
	Computer services — 2.4%
	Sungard Data Systems, Inc.
155,000	3.750% 01/15/09	142,600
3,585,000	4.875% 01/15/14	3,136,875
5,895,450	7.215% 12/13/12(c)(i)	5,972,327
4,235,000	9.125% 08/15/13(c)	4,467,925
1,665,000	9.431% 08/15/13(a)(c)	1,748,250
6,885,000	10.250% 08/15/15(c)	7,246,462
		22,714,439
	Computers-integrated systems — 0.2%
1,780,000	Activant Solutions, Inc. 10.990% 04/01/10(a)(c)	1,828,950
		24,543,389
	Semiconductors — 0.6%
	Electronic components- semiconductors — 0.0%
140,000	Amkor Technology, Inc. 7.125% 03/15/11	128,450
	Semiconductor equipment — 0.6%
	MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.
3,990,000	8.000% 12/15/14	3,730,650
2,275,000	8.160% 12/15/11(a)	2,303,438
		6,034,088
		6,162,538
	Software — 0.6%
	Application software — 0.4%
3,420,000	SS&C Technologies, Inc. 11.750% 12/01/13(c)	3,591,000

Par		Value
	Computer software — 0.2%
$2,155,000	UGS Corp. 10.000% 06/01/12	$2,370,500
		5,961,500
		36,667,427
	Utilities — 6.6%
	Electric — 6.6%
	Electric-distribution — 0.7%
	AES Eastern Energy LP
4,581,480	9.000% 01/02/17	5,177,072
1,175,000	9.670% 01/02/29	1,427,625
		6,604,697
	Electric-generation — 1.3%
12,000,000	AES Corp. 9.000% 05/15/15(c)	12,990,000
	Electric-integrated — 0.9%
2,250,000	CMS Energy Corp. 9.875% 10/15/07	2,401,875
3,645,000	DPL, Inc. 8.250% 03/01/07	3,736,125
2,000,000	PSEG Energy Holdings LLC 8.625% 02/15/08	2,095,000
375,000	Western Resources 7.125% 08/01/09	387,188
		8,620,188
	Independent power producer — 3.7%
	Calpine Corp.
23,187,000	8.500% 07/15/10(c)(j)	21,563,910
2,640,000	9.875% 12/01/11(c)(j)	2,442,000
	Dynegy Holdings, Inc.
4,785,000	9.875% 07/15/10(c)	5,251,538
2,155,000	11.100% 07/15/08(a)(c)	2,251,975
3,790,000	NRG Energy, Inc. 7.375% 02/01/16	3,880,012
		35,389,435
		63,604,320
	Total corporate fixed-income bonds & notes (Cost of $752,631,692)	758,588,967
	Convertible bonds — 4.6%
	Communications — 2.7%
	Media — 0.5%
	Cable TV — 0.5%
1,125,000	Adelphia Communications Corp. 6.000% 02/15/06(j)	26,719
4,390,000	UnitedGlobalCom, Inc. 1.750% 04/15/24(c)	4,561,916
		4,588,635
	Internet — 0.1%
	Web portals/ISP — 0.0%
3,896,787	At Home Corp. 4.750% 12/15/06(f)(h)	390

See Accompanying Notes to Financial Statements.

97

Columbia High Income Master Portfolio

Investment portfolio (continued)  March 31, 2006

Par		Value
	Web hosting/design — 0.1%
$1,433,000	RiverStone Networks, Inc. 3.750% 12/01/06(c)(h)	$1,418,670
		1,419,060
	Telecommunication services — 2.1%
	Telecommunication equipment — 1.3%
3,040,000	Lucent Technologies, Inc. 8.000% 08/01/31	3,066,600
9,840,000	Nortel Networks Corp. 4.250% 09/01/08	9,286,500
		12,353,100
	Telecom equipment-fiber optics — 0.8%
8,335,000	Ciena Corp. 3.750% 02/01/08	7,876,575
		20,229,675
		26,237,370
	Consumer cyclical — 0.1%
	Airlines — 0.1%
	Airlines — 0.1%
2,885,000	Delta Air Lines, Inc. 8.000% 06/03/23(c)(h)	724,856
	Consumer non-cyclical — 1.5%
	Health care services — 1.5%
	Medical labs & testing services — 1.0%
12,055,000	Laboratory Corp. of America Holdings (k)09/11/21	9,659,069
	Medical-outpatient/home medical — 0.5%
	Lincare Holdings, Inc.
1,420,000	3.000% 06/15/33(c)	1,364,975
3,500,000	3.000% 06/15/33	3,364,375
		4,729,350
		14,388,419
	Financials — 0.3%
	Insurance — 0.3%
	Special purpose entity — 0.3%
2,290,000	Conseco, Inc. (e)09/30/35(c) (3.500% 09/30/10)	2,513,275
	Technology — 0.0%
	Semiconductors — 0.0%
	Electronic components- semiconductors — 0.0%
390,000	LSI Logic Corp. 4.000% 11/01/06	385,612
	Total convertible bonds (Cost of $44,971,979)	44,249,532

Par		Value
	Government & agency obligations — 3.1%
	U.S. government obligations — 3.1%
$30,000,000	U.S. Treasury Note 4.250% 11/30/07	$29,712,900
	Total government & agency obligations (Cost of $29,922,704)	29,712,900
Shares
	Preferred stocks — 1.8%
	Communications — 0.0%
	Media — 0.0%
	Publishing-periodicals — 0.0%
328	Ziff Davis Holdings, Inc.(b)	82,000
	Telecommunication services — 0.0%
	Wireless equipment — 0.0%
1,634	Loral Skynet Corp.(l)	325,983
		407,983
	Financials — 1.3%
	Real estate investment trusts — 1.3%
	REITS-diversified — 1.3%
8,406,000	Sovereign Real Estate Investment Corp.(c)	12,272,760
	Technology — 0.5%
	Software — 0.5%
246,600	Quadramed Corp.(b)(c)(l)	5,055,300
	Total preferred stocks (Cost of $17,376,991)	17,736,043
	Common stocks — 1.0%
	Communications — 0.6%
	Internet — 0.2%
645,286	Globix Corp.(b)(l)	1,780,989
81,003	Globix Corp.(f)(l)	222,758
		2,003,747
	Media — 0.3%
67,100	Haights Cross Communications, Inc.(b)(l)	3,153,700
	Telecommunication services — 0.1%
25,904	Loral Space & Communications Ltd.(l)	742,157
7,934	Remote Dynamics, Inc.(l)	1,031
		743,188
		5,900,635
	Industrials — 0.2%
	Industrial conglomerates — 0.1%
36,300	Ainsworth Lumber Co. Ltd.(l)	811,882

See Accompanying Notes to Financial Statements.

98

Columbia High Income Master Portfolio

Investment portfolio (continued)  March 31, 2006

Shares		Value
	Metal fabricate/hardware — 0.1%
711,489	ACP Holding Co.(b)	$1,102,808
		1,914,690
	Technology — 0.2%
	Software — 0.2%
603,664	Quadramed Corp.(b)(l)	1,309,951
	Total common stocks (Cost of $6,177,724)	9,125,276
Units
	Warrants — 0.1%
	Basic materials — 0.1%
	Paper & related products — 0.1%
730,353	ACP Holding Co. Expires 09/30/13(b)(c)(l)	1,132,047
	Communications — 0.0%
	Media — 0.0%
	Multimedia — 0.0%
43	Haights Cross Communications, Inc. Expires 12/10/11(b)(f)(g)(i)(l)	—
52,175	Haights Cross Communications, Inc. Preferred Warrants, Expires 10/12/11(b)(f)(l)	522
	Publishing-periodicals — 0.0%
78,048	Ziff Davis Media, Inc. Series E Expires 08/12/12(l)	781
		1,303
	Telecommunication services — 0.0%
	Cellular telecommunications — 0.0%
1,720	ICO Global Communications Expires 05/16/06(l)	8
180	UbiquiTel, Inc. Expires 04/15/10(b)(c)(l)	2
		10
	Telecommunication services — 0.0%
1,145	Colo.Com, Inc. Expires 03/15/10(c)(f)(g)(l)	—
		10
		1,313

Units		Value
	Industrials — 0.0%
	Hand/machine tools — 0.0%
	Machine tools & related products — 0.0%
220	Thermadyne Holdings Corp. Expires 5/23/06(b)(f)(g)(l)	—
	Total warrants (Cost of $35,276)	$1,133,360
Par
	Short-term obligation — 6.5%
$62,178,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by U.S. Government Agency maturing 12/20/06 market value of $63,280,629 (repurchase proceeds $62,202,198)	62,178,000
	Total short-term obligation (Cost of $62,178,000)	62,178,000

Total investments (Cost of $913,294,366)(m)	95.7%	922,724,078
Other assets & liabilities, net	4.3%	41,943,310
Net assets	100.0%	$964,667,388

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At March 31, 2006, the value of these securities represents 2.2% of net assets.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $166,276,797, which represents 17.2% of net assets.

(d)  Payment-in-kind securities.

(e)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  Security has no value.

(h)  The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2006, the value of these securities amounted to $2,143,916 which represents 0.2% of net assets.

(i)  Loan participation agreement.

(j)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2006, the value of these securities amounted to $39,578,711, which represents 4.1% of net assets.

(k)  Zero coupon bond.

(l)  Non-income producing security.

(m)  Cost for federal income tax purposes is $914,144,172.

See Accompanying Notes to Financial Statements.

99

Columbia High Income Master Portfolio

Investment portfolio (continued)  March 31, 2006

At March 31, 2006, held investments in the following sectors:

Sector	% of Net Assets (unaudited)
Corporate fixed income bonds & notes	78.6%
Convertible bonds	4.6
Government & agency obligations	3.1
Preferred stocks	1.8
Common stocks	1.0
Warrants	0.1
Short-term obligation	6.5
Other assets & liabilities, net	4.3
100.0%

At March 31, 2006 the following forward foreign currency contracts were outstanding.

Description	Local Currency	Value of contract when opened (local currency)	Value of contract when opened (US dollars)	Market value of contract (US dollars)	Unrealized appreciation
Contracts to Sell
Expiring April 6, 2006	EUR	$5,694,307	$6,938,855	$6,903,134	$35,721
Total net unrealized appreciation					$35,721

Acronym	Name
EUR	Euro Currency

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

100

Columbia Master Investment Trust

Statements of assets and liabilities  March 31, 2006

	Intermediate Core Bond Master Portfolio	High Income Master Portfolio
Assets:
Non-affiliated investments, at cost	$884,905,863	$913,294,366
Non-affiliated investments, at value	869,360,064	922,724,078
Cash	—	20,289,899
Net unrealized appreciation on foreign forward currency contracts	—	35,721
Receivable for:
Investments sold	4,252,914	6,576,315
Investments sold on a delayed delivery basis	16,990,000	—
Interest	7,107,469	17,611,615
Variation margin on futures contracts	2,109	—
Dollar roll fee income	37,672	—
Total assets	897,750,228	967,237,628
Liabilities:
Due to custodian	594,559	—
Loan payable to custodian	1,000,000	—
Payable for:
Investments purchased	—	2,005,511
Investments purchased on a delayed delivery basis	52,799,256	—
Investment advisory fee	277,382	440,371
Administration fee	—	28,050
Pricing and bookkeeping fees	2,124	14,118
Trustees' fees	43,869	45,552
Custody fee	7,369	6,041
Deferred dollar roll fee income	25,198	—
Other liabilities	33,307	30,597
Total liabilities	54,783,064	2,570,240
Net assets	$842,967,164	$964,667,388

See Accompanying Notes to Financial Statements.

101

Columbia Master Investment Trust

Statements of operations

For the year ended March 31, 2006

	Intermediate Core Bond Master Portfolio	High Income Master Portfolio
Investment income:
Interest	$34,074,486	$80,130,767
Dividends	—	1,100,755
Securities lending	58,233	140,938
Dollar roll fee income	133,519	—
Total investment income	34,266,238	81,372,460
Expenses:
Investment advisory fee	2,932,990	5,429,545
Administration fee	—	455,948
Pricing and bookkeeping fees	11,732	58,775
Custody fees	65,498	39,697
Trustees' fees and expenses	16,754	16,802
Other expenses	85,944	89,301
Total operating expenses	3,112,918	6,090,068
Interest expense	649	—
Total expenses	3,113,567	6,090,068
Fees reduced by credits allowed by the custodian (see Note 3)	(10,388)	(30,353)
Net expenses	3,103,179	6,059,715
Net investment income	31,163,059	75,312,745
Net realized and unrealized gain/(loss) on investments:
Net realized gain/(loss) from:
Investments	(8,330,307)	28,333,796
Futures contracts	(47,678)	—
Foreign currency transactions	—	1,584,482
Net realized gain/(loss) on investments	(8,377,985)	29,918,278

Change in unrealized appreciation/(depreciation) of:

Investments	(12,405,587)	(41,926,504)
Futures contracts	(9,370)	—
Foreign currency translations	—	(18,620)
Net change in unrealized appreciation/(depreciation) of investments	(12,414,957)	(41,945,124)
Net realized and unrealized gain/(loss) on investments	(20,792,942)	(12,026,846)
Net increase in net assets resulting from operations	$10,370,117	$63,285,899

See Accompanying Notes to Financial Statements.

102

Columbia Master Investment Trust

Statements of changes in net assets

	Intermediate Core Bond Master Portfolio		High Income Master Portfolio
	Year ended March 31, 2006	Year ended March 31, 2005	Year ended March 31, 2006	Year ended March 31, 2005
Net investment income	$31,163,059	$23,396,704	$75,312,745	$84,545,555
Net realized gain/(loss) on investments	(8,377,985)	(1,944,156)	29,918,278	51,060,538
Net change in unrealized appreciation/(depreciation) of investments	(12,414,957)	(25,849,555)	(41,945,124)	(47,632,093)
Net increase/(decrease) in net assets resulting from operations	10,370,117	(4,397,007)	63,285,899	87,974,000
Contributions	364,139,085	111,455,000	336,075,734	405,297,000
Withdrawals	(180,721,295)	(207,111,000)	(524,709,245)	(651,619,093)
Net increase/(decrease) in net assets	193,787,907	(100,053,007)	(125,347,612)	(158,348,093)
Net assets:
Beginning of period.	649,179,257	749,232,264	1,090,015,000	1,248,363,093
End of period.	$842,967,164	$649,179,257	$964,667,388	$1,090,015,000

See Accompanying Notes to Financial Statements.

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Financial highlights

						Without waivers and/or expense reimbursements
	Total return	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets
Intermediate Core Bond Master Portfolio:
Year ended 3/31/2006	1.88%	0.40	%(a)(b)	4.07%	116%	0.40	%(a)
Year ended 3/31/2005	(0.51)	0.42	(a)	3.39	49	0.46	(a)
Year ended 3/31/2004	4.66	0.46	(a)(b)	3.10	200	0.47	(a)
Year ended 3/31/2003	10.85	0.47	(a)(b)	3.70	122	0.47	(a)
Year ended 3/31/2002	4.33	0.49	(a)(b)	5.24	228	0.49	(a)
High Income Master Portfolio:
Year ended 3/31/2006	6.60%	0.60	%(a)	7.41%	34%	0.60	%(a)
Year ended 3/31/2005	7.99	0.61	(a)	7.33	33	0.61	(a)
Year ended 3/31/2004	25.53	0.61	(a)	7.85	51	0.61	(a)
Year ended 3/31/2003	6.47	0.62	(a)	9.76	50	0.62	(a)
Year ended 3/31/2002	6.33	0.65	(a)(b)	9.93	64	0.65	(a)

(a)  The effect of the custodial expense offset (See Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

See Accompanying Notes to Financial Statements.

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Notes to financial statements

Note 1.  Organization

Columbia Funds Master Investment Trust (the "Master Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following portfolios of the Master Trust (each a "Master Portfolio" and collectively, the "Master Portfolios"):

Master Portfolio Name	Former Master Portfolio Name
Columbia Intermediate Core Bond Master Portfolio	Nations Intermediate Bond Master Portfolio

Columbia High Income Master Portfolio	Nations High Yield Bond Master Portfolio

On September 23, 2005, Nations Master Investment Trust was renamed Columbia Funds Master Investment Trust. Also on that date, each of the Master Portfolios presented in these financial statements were renamed as disclosed above.

The following investors were invested in the Master Portfolios at March 31, 2006:

Columbia Intermediate Core Bond Master Portfolio:
Columbia Intermediate Core Bond Fund	98.2%
Nations Intermediate Core Bond Fund (Offshore)	1.8%
Columbia High Income Master Portfolio:
Columbia High Income Fund	96.7%
Nations High Income Fund (Offshore)	3.3%

On September 23, 2005, Nations Intermediate Bond Fund and Nations High Yield Bond Fund were renamed Columbia Intermediate Core Bond Fund and Columbia High Income Fund, respectively.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Security valuation: Debt securities are generally valued by an independent pricing service. These valuations may be based upon a matrix pricing system and/or appraisals which consider such factors as security prices, yields, maturities, redemption features and credit ratings on comparable securities. Certain debt securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Restricted securities, investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other open end investment companies are valued at net asset value.

Futures contracts: The Master Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Master Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the bond market. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is

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Notes to financial statements (continued)

closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Master Portfolios may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Master Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Master Portfolios may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Master Portfolio's objective. Call options written by a Master Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price. In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolios may also write combinations of covered puts and calls on the same underlying security. When the Master Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Master Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Master Portfolios typically receive a premium from writing a put or call option, which would increase the Master Portfolios' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Master Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Swaps: The Master Portfolios may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Master Portfolios had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Master Portfolio with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Master Portfolio's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Master Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Master Portfolio will succeed in pursuing contractual remedies. A Master Portfolio thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

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Notes to financial statements (continued)

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Forward foreign currency contracts: Generally, each Master Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Master Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Master Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Master Portfolio may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Master Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Mortgage dollar rolls:  The Funds may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

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Notes to financial statements (continued)

The Funds' policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Repurchase agreements: Each Master Portfolio may engage in repurchase agreement transactions with institutions that the Master Portfolios' investment advisor has determined are creditworthy. Each Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolios seek to assert their rights.

Loan participation and commitments: Columbia High Income Master Portfolio may invest in Loan Participations. When a Master Portfolio purchases a Loan Participation, the Master Portfolio typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not the Borrower. As a result, the Master Portfolio assumes the credit risk of the Borrower, Selling Participant and any other persons interpositioned between the Master Portfolio and the Borrower ("Intermediate Participants").

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Income recognition: Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

During 2006, the Columbia Intermediate Core Bond Master Portfolio evaluated it's accounting policies for interest only securities and recorded a cumulative amortization adjustment decreasing undistributed net investment income by $2,287,072, increasing accumulated gain (loss) by $512,835 and decreasing cost by $1,774,237. The adjustment did not impact the net assets of the Portfolio and had no material impact on any prior period.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged directly to the Master Portfolio.

Federal income tax status: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolios' ordinary income and capital gains.

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Notes to financial statements (continued)

Indemnification: In the normal course of business, each Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Master Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents, the Trustees and Officers of the Master Trust are indemnified against certain liabilities that may arise out of their duties to the Master Trust. However, based on experience, the Master Portfolios expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Master Portfolio	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized (Depreciation)
Columbia Intermediate Core Bond Master Portfolio	$2,369,367	$(18,211,679)	$(15,842,312)
Columbia High Income Master Portfolio	49,729,772	(41,149,866)	8,579,906

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of BOA, is the investment advisor to the Master Portfolios. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA"), was the investment advisor to the Master Portfolios, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Master Portfolio at the following annual rates:

	Fees on Average Net Assets
Master Portfolio	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Intermediate Core Bond Master Portfolio	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Columbia High Income Master Portfolio	0.55%	0.52%	0.49%	0.46%	0.46%	0.46%

For the year ended March 31, 2006, the effective investment advisory fee rates for Columbia Intermediate Core Bond Master Portfolio and Columbia High Income Master Portfolio were 0.38% and 0.53%, respectively, of each Master Portfolio's average daily net assets.

Sub-advisory fee

MacKay Shields LLC ("MacKay Shields") has been retained by Columbia as sub-advisor to Columbia High Income Master Portfolio. As the sub-advisor, MacKay Shields is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on Columbia High Income Master Portfolio's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.400%
$100 million to $200 million	0.375%
Over $200 million	0.350%

For the year ended March 31, 2006, the effective sub-advisory fee rate for Columbia High Income Master Portfolio was 0.36% of Columbia High Income Master Portfolio's average daily net assets.

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Notes to financial statements (continued)

Administration fee: Columbia provides administrative and other services to the Master Portfolios. Prior to August 22, 2005, BACAP Distributors, LLC, a wholly-owned subsidiary of BOA, served as the administrator to the Master Portfolios under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Master Portfolios. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA. Columbia Funds Distributor, Inc, was then renamed Columbia Management Distributors, Inc.

Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.05% of Columbia High Income Master Portfolio's average daily net assets less the fees payable by Columbia High Income Master Portfolio under the Pricing and Bookkeeping Agreement (described below). Columbia does not receive any compensation from Columbia Intermediate Core Bond Master Portfolio for its administrative services.

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Master Portfolios under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its Pricing and Bookkeeping Agreement with the Master Portfolios, Columbia receives from each Master Portfolio an annual fee of $38,000 paid monthly. In addition, each Master Portfolio pays a monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Master Portfolios also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Master Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. Prior to December 1, 2005, the fees for pricing and bookkeeping services were included in the Administration Agreement.

Fees paid to officers and trustees: All officers of the Master Portfolios, with the exception of the Master Portfolios' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Master Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolios in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves (formerly Nations Treasury Reserves), a portfolio of Columbia Funds Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

Custody credits: Each Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Other: Prior to the appointment of State Street as sub-administrator to the Funds, the Funds made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves), another portfolio of the Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliate" on the Statements of operations. Columbia earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees

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Notes to financial statements (continued)

earned by Columbia from the Funds. For the year ended March 31, 2006, Columbia earned the following fees related to investments in affiliated funds:

Master Portfolio	Advisory Fees (earned by Columbia)	Administration Fees (earned by Columbia)
Columbia Intermediate Core Bond Master Portfolio	$4,230	$2,115
Columbia High Income Master Portfolio	16,804	8,402

Note 5.  Portfolio information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
Master Portfolio	Purchases	Sales	Purchases	Sales
Columbia Intermediate Core Bond Master Portfolio	$787,783,705	$909,401,134	$77,104,934	$42,428,754
Columbia High Income Master Portfolio	—	—	304,100,273	315,352,409

Note 6.  Line of credit

The Master Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating master portfolio based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating master portfolio based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating Master Portfolio.

Prior to August 22, 2005, the Master Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating master portfolio maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

During the year ended March 31, 2006, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rates for the Master Portfolios that participated in these arrangements were as follows:

	Average Borrowings*	Weighted Average Interest Rates
Columbia Intermediate Core Bond Master Portfolio	$1,000,000	4.675%

*  The average amount outstanding was calculated based on daily balances in the period.

Note 7.  Securities lending

Under an agreement with BNY, the Master Portfolios were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by each Master Portfolio from securities lending is included in its Statement of operations. At March 31, 2006, the Master Portfolios did not participate in a securities lending program.

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Note 8.  Restricted securities

The following securities are considered restricted as to resale at March 31, 2006 for the High Income Master Portfolio.

Security	Acquisition date	Acquisition cost	Market value 3/31/06	Percentage of net assets
High Income
ACP Holding Co., Common Stock	10/14/03- 11/06/03	185,000	1,102,808	0.11%
ACP Holding Co., Warrants	10/08/03	730,353	1,132,047	0.12
Globix Corp., 11.000% 05/01/08	10/14/02- 05/01/04	348,000	442,344	0.05
Globix Corp., Common Stock	10/14/02- 03/08/05	607,450	1,780,989	0.18
Haights Cross Communications, Inc., Common Stock	01/15/04	2,838,365	3,153,700	0.33
Haights Cross Communications, Inc., Warrants	01/15/04	—	—	—
Haights Cross Communications, Inc., Preferred Warrants	01/15/04	—	522	0.00	*
Hollinger, Inc., 12.875 03/01/11	03/05/03- 04/16/03	4,076,004	4,404,563	0.46
Quadramed Corp., Common Stock	04/26/04	541,000	1,309,951	0.14
Quadramed Corp., Preferred Stock	06/16/04	5,423,000	5,055,300	0.52
Salton SEA Funding, 8.300% 05/30/11	02/07/05	3,254	2,919	0.00	*
Thermadyne Holdings Corp., Warrants	03/01/01- 09/25/03	1	—	0.00	*
UbiquiTel, Inc., Warrants	07/10/00	10,000	2	0.00	*
United Artists Theatre Circuit, Inc. 9.300% 07/01/15	11/27/00- 04/20/01	321,000	321,462	0.03
Ziff Davis Holdings, Inc. Preferred Stock	12/06/02	1	82,000	0.01
			$18,788,607	1.95%

*  Amount represents less than 0.01%.

Note 9.  Disclosure of significant risks and contingencies

Foreign securities: Certain Master Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Master Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

High-yield securities: Columbia High Income Master Portfolio principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium — a high interest rate or yield — because of the increased risk of loss. These securities can also be subject to greater price volatility.

Legal proceedings:  On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices;

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Columbia Master Investment Trust

Notes to financial statements (continued)

and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation:  In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

113

Columbia Funds Master Investment Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Master Investment Trust (formerly Nations Master Investment Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Core Bond Master Portfolio (formerly Nations Intermediate Bond Master Portfolio) and Columbia High Income Master Portfolio (formerly Nations High Yield Bond Master Portfolio) (constituting part of Columbia Funds Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

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Columbia Master Investment Trust

Fund governance   (unaudited)

Trustees

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

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Columbia Master Investment Trust

Fund governance   (unaudited)

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

116

Columbia Funds

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees of Columbia Funds Series Trust and Columbia Master Investment Trust (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Short Term Bond Fund, Columbia Intermediate Core Bond Master Portfolio, Columbia Total Return Bond Fund and Columbia High Income Master Portfolio; and (ii) an investment sub-advisory agreement with MacKay Shield LLC ("MacKay Shields" or the "Sub-Adviser") for Columbia High Income Master Portfolio. The investment advisory agreements with CMA and the investment sub-advisory agreements with MacKay Shields are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 16-17, 2005, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The Boards also received and considered general information regarding the types of services investment advisers provide other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Boards, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of CMA and the Sub-Adviser. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Boards received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of the Funds, CMA and the Sub-Adviser. The Boards considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Boards also considered the Funds' Chief Compliance Officer's report and recommendations.

The Boards evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Boards considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Boards concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that

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Columbia Funds

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements (continued)

the composition of the Peer Group and/or Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Boards also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and the expense and performance rankings of each Fund in the Lipper data, CMA apprised the Boards of individual characteristics (such as: poor rankings in terms of management fees, overall expenses or performance or a combination of below-average to poor performance and below-average to poor management fee and expense rankings) of any Fund that they believed warranted further investigation by the Boards.

The Boards considered the impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Boards reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Boards also noted reductions in Net Advisory Rates and/or total expenses of certain Funds, including in conjunction with certain recent Fund mergers. The Boards also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Boards received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting accepted criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of the Columbia High Income Master Portfolio because its Net Advisory Rate was appreciably outside of the median range of its Peer Group. However, the Boards noted other factors such as the positive performance of the Fund relative to its Peer Group and a total expense ratio that was not appreciably higher than the median of its Universe, that outweighed the factors noted above.

The Boards also reviewed and considered a report prepared and provided by Eric Sirri, the Independent Fee Consultant to the Funds appointed pursuant to the NYAG Settlement. Mr. Sirri's report included information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

The Boards concluded that the factors noted above, and other factors, supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

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Columbia Funds

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements (continued)

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates charged by MacKay Shields, which serves as Sub-Adviser to certain of the Funds. The Boards concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability

The Boards received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including institutional investors. The Boards concluded that, where the Advisory Agreement Rates, Sub-Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser

The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationships with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationships with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

As discussed above, the Boards review materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards review reports of CMA and the Sub-Adviser at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Boards confer with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Boards concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

119

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance

between the Office of Attorney General of New York State and

Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.

November 17, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Nations Funds, only if the Independent Members (as such term is defined in the AOD) of the Nations Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Nations Funds. This report is the annual written evaluation of the Nations Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.2

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Nations Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the [Nations] Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a [Nations] Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the [Nations] Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Nations Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Nations Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Nations Funds and comparable non- Nations Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC, which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

2  CMG is in the process of renaming the Nations Funds. Throughout this report, unless otherwise noted, the names "Nations Funds" and "Columbia Funds" will be used interchangeably.

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Management Fee Evaluation By Independent Fee Consultant (continued)

Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Nations Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved. In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates....

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Nations Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Nations Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Nations Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of the CMG staff to gain an understanding of the organizational structure and personnel involved in running the Nations fund family. Exhibit 1 lists the CMG staff that I or consultants retained by me have had contact with over the past four months.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management

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Management Fee Evaluation By Independent Fee Consultant (continued)

have discussed issues relating to management agreements and performance of Nations Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Nations Funds met in advance of the October Section 15(c) contact approval meeting to review certain fee, performance and other data for the Nations Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Nations Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee/performance "screens." The seven screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Negative ranking for 1-year performance vs. actual management fee category;

e. Negative ranking for 1-year performance vs. total expense category;

f. Negative ranking for 3-year performance vs. actual management fee category;

g. Negative ranking for 3-year performance vs. total expense category.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Nations Funds.

IV. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Nations Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Nations Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Nations Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 57.57 percent of Nations Funds have performance higher than the median of their respective Lipper performance universe, and 53.97 percent of Nations Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Nations Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Nations Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 71.21 percent of Nations Funds have expenses below the median of their Lipper expense universe, and 71.21 percent of Nations Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Nations Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often through the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings for funds in non-advisory expenses.

122

Management Fee Evaluation By Independent Fee Consultant (continued)

4. Profitability to CMG of the individual funds ranges widely and the overall profitability to CMG of its relationship with the Nations Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary for me to better assess fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Nations Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 56.36 (31 out of 55) of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing. My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

123

COLUMBIA FUNDS

Columbia Funds

Growth funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed fund	Columbia Tax-Managed Growth Fund

Specialty funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

Taxable Bond funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

124

Columbia Funds

Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds	Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

125

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IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Funds

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Government & Corporate Bond Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an
e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Government & Corporate Bond Funds   Annual Report, March 31, 2006

Columbia Management.

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

SHC-42/109624-0306 (05/06) 06/11249

Fixed Income Sector Portfolios

Annual report for the period ended
March 31, 2006

Corporate Bond Portfolio

Mortgage- and Asset-Backed Portfolio

A description of the policies and procedures that the portfolios use to determine how to vote proxies and a copy of the portfolios' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the portfolios voted proxies relating to portfolio securities is also available from the portfolios' website.

Each portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Columbia Funds. This material must be preceded or accompanied by a current Columbia Funds prospectus.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, LLC (CMA) is an SEC-registered investment adviser, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

The views expressed in the President's Letter and the portfolio manager's commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Letter

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure — the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal.1

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L. Wilson,
President, Columbia Funds

1Past performance is no guarantee of future results.

Portfolio commentary and shareholder expense example

Corporate Bond Portfolio	3

Mortgage- and Asset-Backed Portfolio	8

Financial statements

Investment portfolios	13

Statements of assets and liabilities	20

Statements of operations	21

Statements of changes in net assets	22

Schedules of capital stock activity	23

Financial highlights	24

Notes to financial statements	26

Report of independent registered public accounting firm	33

Tax information	34

Fund governance	35

Board consideration and approval of investment advisory agreements	37

Summary of management fee evaluation by independent fee consultant	40

Columbia funds	44

Important information about this report	49

Corporate Bond Portfolio

Portfolio Manager commentary*

Investment Objective

The portfolio seeks to maximize total return consistent with investing at least 80% of its assets in a diversified portfolio of corporate bonds.

Performance Review

For the 12-month period ended March 31, 2006, Corporate Bond Portfolio provided shareholders with a total return of 2.34%.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

In the following interview, the portfolio's manager shares his views on Corporate Bond Portfolio's performance for the 12-month period ended March 31, 2006, and his outlook for the future.

Please describe the portfolio's investment style and philosophy.

The portfolio's investment style and philosophy are based upon our belief that the level of fixed-income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on managing interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection.

Corporate Bond Portfolio seeks to outperform the Lehman Brothers U.S. Credit Index,** a broad-based measure of the bond market as a whole. The index currently has an average duration of approximately 5.88 years and includes publicly issued investment-grade corporate debt with maturities longer than one year.

How did the portfolio perform during the last 12 months?

For the 12-month period that ended March 31, 2006, Corporate Bond Portfolio returned 2.34%, compared with 1.83% for its benchmark, the Lehman Brothers U.S. Credit Index. Sector allocation decisions helped drive the portfolio's performance higher than the benchmark.

What economic and market factors most influenced performance?

The economy held up despite a barrage of challenges, including eight Federal Reserve Board interest-rate hikes, record-setting energy prices, two devastating hurricanes and trouble in the domestic automobile industry. Interest rates on longer-maturity bonds rose less than on shorter-term bonds, as the outlook for inflation comforted investors. Nevertheless, interest rates rose across the maturity spectrum to keep pace with increases in overnight interest rates.

The domestic credit market was hurt by troubles at Ford and General Motors, which resulted in ratings downgrades, and the acceleration of shareholder-friendly stock repurchases, debt-financed acquisitions and other such corporate actions.

What investment decisions helped the portfolio's performance?***

Several factors contributed to the portfolio's solid return relative to the benchmark. First, the portfolio was underweight in domestic corporate bonds — in particular, in the industrials sector — and overweight in US Treasury securities. This helped performance as most sectors of the corporate bond market underperformed

*The outlook for this portfolio may differ from that presented for other Columbia Funds mutual funds and portfolios.

**Lehman Brothers U.S. Credit Index is an index of publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures. It is unmanaged and unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

3

Corporate Bond Portfolio

Portfolio Manager commentary (continued)

US Treasuries during the period. Second, the portfolio was overweight in financial sector securities, which were among the best performers over the 12-month period. Finally, the portfolio was underweight in longer-maturity corporate bonds, which underperformed in a volatile credit environment.

What investment decisions detracted from portfolio performance?

Although the portfolio was underweight in auto-sector related securities, their underperformance during the period detracted from the portfolio's total return.

How have you positioned the portfolio to reflect your outlook going forward?

We added to the portfolio's position in corporate bonds, thus reducing its underweight, because we believe that the Fed is nearing an end to its cycle of interest-rate hikes. Although the economy is likely to slow to a more moderate pace of growth, it should provide a more favorable environment for corporate bonds.

Brian Drainville has co-managed the portfolio since March 2005. Mr. Drainville has been affiliated with Columbia Management Advisors, LLC, the investment advisor, or its predecessor, since 1996. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Past performance is no guarantee of future results.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

4

Corporate Bond Portfolio

Shareholder expense example

The information on this page is intended to help you understand your ongoing costs of investing in the portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio pay an asset-based fee for investment services, brokerage services and investment consultation, which fee is negotiable. Please read the wrap program documents for information regarding fees charged.

The information in the table is based on an initial investment of $1,000, which is invested at the beginning of the six-month reporting period and held for the entire period. The amount listed as "actual" is calculated using the portfolio's actual total return for the period. The amount listed as hypothetical is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

	Beginning account value October 1, 2005	Ending account value March 31, 2006	Expenses paid during period*
Actual	$1,000.00	$995.51	$—
Hypothetical	$1,000.00	$1,024.93	$—

*  No fees or expenses are charged to the portfolio. Participants in wrap fee programs pay asset based fees that are not included in this table.

5

Corporate Bond Portfolio

Portfolio breakdown and Top 10 holdings (as a % of total investments as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	Wells Fargo & Co., 4.875% 01/12/11	2.7%
2	HSBC Bank USA, 3.875% 09/15/09	2.2%
3	Citigroup, Inc. 4.625% 08/03/10	2.0%
4	Marathon Oil Corp., 6.000% 07/01/12	1.9%
5	General Electric Capital Corp., 6.750% 03/15/32	1.8%
6	JPMorgan Chase & Co., 4.600% 01/17/11	1.6%
7	Bank One Corp., 6.000% 08/01/08	1.6%
8	United Mexican States, 8.375% 01/14/11	1.4%
9	U.S. Treasury Notes, 4.250% 08/15/15	1.3%
10	DaimlerChrysler NA Holding Corp., 4.050% 06/04/08	1.3%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the portfolio may invest.

6

Corporate Bond Portfolio

Performance

Growth of a $10,000 investment

Average annual total return
since inception

(08/30/02 through 03/31/06)	5.10%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Corporate Bond Portfolio from the inception of the Portfolio. The Lehman Brothers U.S. Credit Index includes publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures. The index is unmanaged and unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Corporate Bond Portfolio

  Lehman Brothers U.S. Credit Index

Total return (as of 03/31/06)

Inception date	08/30/02
1 year performance	2.34%
Average annual return since inception	5.10%

Performance data quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

7

Mortgage- and Asset-Backed Portfolio

Portfolio Managers' Commentary*

Investment Objective

The portfolio seeks to maximize total return consistent with investing at least 80% of its assets in a diversified portfolio of mortgage and other asset-backed securities.

Performance Review

For the 12-month period ended March 31, 2006, Mortgage- and Asset-Backed Portfolio provided shareholders with a total return of 2.85%.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

In the following interview, the portfolio's managers share their views on Mortgage- and Asset-Backed Portfolio's performance for the 12-month period ended March 31, 2006 and their outlook for the future.

Please describe the portfolio's investment style and philosophy.

We emphasize yield as the most predictable component of total return and we manage the portfolio in a way that seeks to minimize the volatility of the portfolio's cash flows. We believe that the rigorous use of quantitative tools to test various interest-rate and prepayment scenarios is critical to making well-timed buy-and-sell decisions. The strategic and tactical implementation of asset classes such as collateralized mortgage obligations, asset-backed securities and commercial mortgage-backed securities is used to help enhance performance on a risk-adjusted basis.

How did the portfolio perform during the last 12 months?

For the 12 months that ended March 31, 2006, Mortgage- and Asset-Backed Portfolio returned 2.85%, compared with 2.67% for its benchmark, the Lehman Brothers U.S. MBS Fixed Rate Index.**

What economic and market factors most influenced performance?

A substantial change in interest rates had a significant impact on the fixed-income markets during the period. The yield on the two-year Treasury note increased by 104 basis points while the yield on the 10-year Treasury note increased by 37 basis points. Within the mortgage sector, structured products such as commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and collateralized mortgage obligations (CMOs) outperformed MBS pass-through securities.

What investment decisions helped the portfolio's performance?***

Throughout the reporting period we maintained a duration that was slightly shorter than the duration of the benchmark index — a decision that aided performance as interest rates rose. We also increased the portfolio's CMBS weighting by about four percentage points. This decision enhanced performance because the sector had relatively attractive returns. In addition, we were able to enhance return by "rolling" MBS pass-through securities when market conditions made it economical to do so. We sold pass-throughs in the current month and agreed to buy them back at a lower price one month out. By investing the proceeds in cash equivalents, we enhanced the portfolio's return.

*The outlook for this portfolio may differ from that presented for other Columbia Funds mutual funds and portfolios.

**Lehman Brothers U.S. MBS Fixed Rate Index is an index of mortgage passthrough securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). It is unmanaged and unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data — Columbia Management Advisors, LLC.

8

Mortgage- and Asset-Backed Portfolio

Portfolio Managers' Commentary (continued)

What investment decisions detracted from portfolio performance?

We had the potential to enhance performance by increasing the portfolio's exposure to structured MBS products, such as CMBS and ABS. However, these products are not in the portfolio's index and when we use them to seek to enhance return, we do taking into account the objective of limiting the portfolio's tracking error.

What is your outlook for the near term and how will you position the portfolio?

We believe that interest rates are approaching the top of their trading range and that the economy is likely to grow at a moderate pace during the latter part of the year. We do not believe that inflation will be a significant concern. In this environment we plan to keep the portfolio's duration in line with that of the index. We believe 15-year collateral is attractive at the present time, so initially we plan to maintain our overweight to that sector. We will continue to roll pass-throughs as market conditions warrant.

Leonard Aplet has co-managed Mortgage- and Asset-Backed Portfolio since October 2004. Mr. Aplet has been affiliated with Columbia Management Advisors, LLC, the investment advisor, or its predecessor, since 1987. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Richard Cutts has co-managed the portfolio since October 2004. Mr. Cutts has been affiliated with Columbia Management Advisors, LLC, the investment advisor, or its predecessor, since 1994. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Past performance is no guarantee of future results.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

9

Mortgage- and Asset-Backed Portfolio

Shareholder expense example

The information on this page is intended to help you understand your ongoing costs of investing in the portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio pay an asset-based fee for investment services, brokerage services and investment consultation, which fee is negotiable. Please read the wrap program documents for information regarding fees charged.

The information in the table is based on an initial investment of $1,000, which is invested at the beginning of the six-month reporting period and held for the entire period. The amount listed as "actual" is calculated using the portfolio's actual total return for the period. The amount listed as hypothetical is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

	Beginning account value October 1, 2005	Ending account value March 31, 2006	Expenses paid during period*
Actual	$1,000.00	$1,005.29	$—
Hypothetical	$1,000.00	$1,024.93	$—

*  No fees or expenses are charged to the portfolio. Participants in wrap fee programs pay asset based fees that are not included in this table.

10

Mortgage- and Asset-Backed Portfolio

Portfolio breakdown and Top 10 holdings (as a % of total investments as of 03/31/06)

Portfolio holdings were current as of March 31, 2006, are subject to change and may not be representative of current holdings.

Top 10 holdings
1	Federal National Mortgage Association, 5.000% 10/01/35	14.7%
2	Federal National Mortgage Association TBA, 5.500% 12/01/36	12.6%
3	Federal Home Loan Mortgage Corp. TBA, 5.000% 12/01/21	8.9%
4	Federal Home Loan Bank, 0.000% 04/11/06	7.5%
5	Federal National Mortgage Association TBA, 6.000% 12/01/36	6.0%
6	Federal Home Loan Mortgage TBA, 5.500% 12/01/36	4.0%
7	Federal Home Loan Mortgage Corp., 5.500% 10/01/20	3.5%
8	Federal National Mortgage Association, 6.500% 07/01/34	3.0%
9	Federal National Mortgage Association, 6.500% 03/01/35	2.3%
10	Federal National Mortgage Association TBA, 5.000% 12/01/21	2.2%

The top 10 holdings are presented to illustrate examples of the industries and securities in which the portfolio may invest.

11

Mortgage- and Asset-Backed Portfolio

Performance

Growth of a $10,000 investment

Average annual total return
since inception

(08/30/02 through 03/31/06)	3.36%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Mortgage- and Asset-Backed Portfolio from the inception of the Portfolio. Lehman Brothers U.S. MBS Fixed Rate Index is an unmanaged index of mortgage passthrough securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Mortgage and Asset-Backed Portfolio

  Lehman Brothers U.S. MBS Fixed Rate Index

Total return (as of 03/31/06)

Inception date	08/30/02
1 year performance	2.85%
Average annual return since inception	3.36%

Performance data quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

12

Corporate Bond Portfolio

Investment portfolio  March 31, 2006

Par ($)		Value ($)
	Corporate fixed-income bonds & notes — 83.5%
	Basic materials — 2.2%
	Chemicals — 1.2%
208,000	Dow Chemical Co. 7.375% 11/01/29	240,021
414,000	Eastman Chemical Co. 6.300% 11/15/18	405,752
111,000	Praxair, Inc. 4.750% 07/15/07	110,303
		756,076
	Forest products & paper — 1.0%
116,000	Champion International Corp. 7.350% 11/01/25	119,641
368,000	MeadWestvaco Corp. 6.850% 04/01/12	379,278
145,000	Westvaco Corp. 8.200% 01/15/30	158,709
		657,628
		1,413,704
	Communications — 9.5%
	Media — 3.9%
15,000	Comcast Cable Communications Holdings, Inc. 8.375% 03/15/13	16,842
172,000	Comcast Cable Communications, Inc. 7.125% 06/15/13	182,396
	Comcast Corp.
200,000	5.850% 01/15/10	201,129
510,000	5.900% 03/15/16	500,446
	News America Holdings, Inc.
22,000	6.550% 03/15/33	21,506
209,000	8.150% 10/17/36	240,268
125,000	9.250% 02/01/13	147,045
11,000	Rogers Cable, Inc. 6.250% 06/15/13	10,917
192,000	TCI Communications, Inc. 9.875% 06/15/22	244,915
85,000	Time Warner Entertainment Co. LP 8.375% 07/15/33	97,960
	Time Warner, Inc.
230,000	6.875% 05/01/12	240,895
100,000	7.625% 04/15/31	109,073
440,000	9.125% 01/15/13	508,868
		2,522,260
	Telecommunication services — 5.6%
400,000	America Movil SA de CV 5.750% 01/15/15	388,500
140,000	BellSouth Telecommunications, Inc. 6.375% 06/01/28	137,123
43,000	British Telecommunications PLC 8.875% 12/15/30	54,700
	France Telecom SA
370,000	7.750% 03/01/11	404,034
143,000	8.500% 03/01/31	180,300

Par ($)		Value ($)
	Telecommunication services — (contiued)
250,000	New Cingular Wireless Services, Inc. 8.750% 03/01/31	316,304
	Sprint Capital Corp.
43,000	6.125% 11/15/08	43,738
560,000	8.375% 03/15/12	632,405
310,000	8.750% 03/15/32	386,718
450,000	Telecom Italia Capital SA 5.250% 10/01/15	419,574
452,000	TELUS Corp. 7.500% 06/01/07	462,203
160,000	Verizon Global Funding Corp. 7.750% 12/01/30	176,370
		3,601,969
		6,124,229
	Consumer cyclical — 2.9%
	Airlines — 0.4%
278,868	Continental Airlines, Inc. 7.461% 04/01/15	271,896
	Auto manufacturers — 1.3%
839,000	DaimlerChrysler NA Holding Corp. 4.050% 06/04/08	812,157
	Lodging — 0.4%
300,000	Harrah's Operating Co., Inc. 5.625% 06/01/15	287,273
	Retail — 0.8%
208,334	CVS Corp. 5.298% 01/11/27(a)	197,892
169,000	Target Corp. 5.400% 10/01/08	169,864
100,000	Wal-Mart Stores, Inc. 7.550% 02/15/30	120,226
		487,982
		1,859,308
	Consumer non-cyclical — 5.3%
	Beverages — 0.7%
245,000	Anheuser-Busch Companies, Inc. 5.950% 01/15/33	245,918
180,000	Coca-Cola Enterprises, Inc. 7.000% 10/01/26	198,553
		444,471
	Commercial Services — 0.8%
500,000	ERAC USA Finance Co. 6.750% 05/15/07(a)	507,965
	Cosmetics/Personal Care — 0.2%
136,000	Procter & Gamble Co. 4.750% 06/15/07	135,464

See Accompanying Notes to Financial Statements.

13

Corporate Bond Portfolio

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Food — 1.6%
449,000	Cadbury-Schweppes PLC 5.125% 10/01/13(a)	430,447
384,000	Fred Meyer, Inc. 7.450% 03/01/08	397,286
	Kroger Co.
12,000	6.750% 04/15/12	12,499
202,000	6.800% 04/01/11	210,562
		1,050,794
	Healthcare services — 1.0%
	WellPoint, Inc.
75,000	5.850% 01/15/36	70,948
377,000	6.375% 06/15/06	377,858
185,000	6.375% 01/15/12	191,893
		640,699
	Household products/wares — 0.3%
	Fortune Brands, Inc.
80,000	5.125% 01/15/11	78,324
150,000	5.875% 01/15/36	139,542
		217,866
	Pharmaceuticals — 0.7%
450,000	Wyeth 5.500% 02/01/14	443,416
		3,440,675
	Diversified — 0.8%
	Holding companies – diversified — 0.8%
500,000	Hutchison Whampoa International Ltd. 6.250% 01/24/14(a)	507,541
	Energy — 8.7%
	Oil & gas — 7.2%
	Amerada Hess Corp.
55,000	7.125% 03/15/33	60,153
390,000	7.300% 08/15/31	435,228
275,000	Gazprom International SA 7.201% 02/01/20(a)	286,687
1,170,000	Marathon Oil Corp. 6.000% 07/01/12	1,197,742
	Nexen, Inc.
385,000	5.875% 03/10/35	356,074
90,000	7.875% 03/15/32	106,034
	Pemex Project Funding Master Trust
25,000	7.875% 02/01/09	26,250
392,000	8.625% 02/01/22	462,560
350,000	Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838% 09/30/27(a)	339,052
	Valero Energy Corp.
243,000	6.875% 04/15/12	257,600
13,000	7.500% 04/15/32	14,963
	XTO Energy, Inc.
515,000	5.300% 06/30/15	497,333
545,000	7.500% 04/15/12	595,505
		4,635,181

Par ($)		Value ($)
	Pipelines — 1.5%
188,000	CenterPoint Energy Resources Corp. 7.875% 04/01/13	209,545
418,000	Duke Capital LLC 4.370% 03/01/09	405,693
346,000	TEPPCO Partners LP 7.625% 02/15/12	374,585
		989,823
		5,625,004
	Financials — 41.9%
	Banks — 9.8%
987,000	Bank One Corp. 6.000% 08/01/08	1,003,154
105,000	Chinatrust Commercial Bank 5.625% 12/29/49(a)(b)	98,685
482,000	First Union National Bank 5.800% 12/01/08	489,309
1,455,000	HSBC Bank USA 3.875% 09/15/09	1,391,267
123,000	HSBC Holdings PLC 7.350% 11/27/32	143,268
312,000	Popular North America, Inc. 6.125% 10/15/06	312,914
87,000	Regions Financial Corp. 7.750% 09/15/24	106,044
322,000	Scotland International Finance 4.250% 05/23/13(a)	298,436
75,000	SouthTrust Bank, Inc. 4.750% 03/01/13	72,834
160,000	Wachovia Capital Trust III 5.800% 08/29/49(b)	156,783
560,000	Wachovia Corp. 4.375% 06/01/10	539,883
1,745,000	Wells Fargo & Co. 4.875% 01/12/11	1,709,735
		6,322,312
	Diversified financial services — 23.5%
100,000	American Express Co. 3.750% 11/20/07	97,751
	American General Finance Corp.
143,000	2.750% 06/15/08	135,283
390,000	5.400% 12/01/15	378,465
652,000	Bear Stearns Companies, Inc. 4.500% 10/28/10	628,039
193,000	CIT Group, Inc. 7.375% 04/02/07	196,878
500,000	Citicorp 8.040% 12/15/19(a)	582,322
210,000	Citigroup Global Markets Holdings, Inc. 6.500% 02/15/08	214,586
	Citigroup, Inc.
1,335,000	4.625% 08/03/10	1,297,509
237,000	6.000% 02/21/12	243,717

See Accompanying Notes to Financial Statements.

14

Corporate Bond Portfolio

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Diversified financial services — (continued)
	Credit Suisse First Boston USA, Inc.
100,000	4.875% 08/15/10	97,906
229,000	6.125% 11/15/11	235,937
	Ford Motor Credit Co.
254,000	5.800% 01/12/09	230,346
758,000	7.375% 02/01/11	689,637
275,000	Fund American Companies, Inc. 5.875% 05/15/13	270,314
1,032,000	General Electric Capital Corp. 6.750% 03/15/32(c)	1,149,050
178,000	General Motors Acceptance Corp. 6.150% 04/05/07	173,924
	Goldman Sachs Group, Inc.
304,000	4.750% 07/15/13	288,645
711,000	6.600% 01/15/12	746,561
	HSBC Finance Corp.
300,000	4.625% 01/15/08	296,893
202,000	5.875% 02/01/09	204,736
402,000	6.375% 11/27/12	417,174
700,000	International Lease Finance Corp. 4.875% 09/01/10	681,484
165,000	John Deere Capital Corp. 7.000% 03/15/12	176,976
1,070,000	JPMorgan Chase & Co. 4.600% 01/17/11	1,034,742
	Lehman Brothers Holdings, Inc.
333,000	4.000% 01/22/08	326,217
100,000	5.500% 04/04/16	98,465
352,000	7.000% 02/01/08	362,363
262,000	7.875% 08/15/10	286,459
152,000	MassMutual Global Funding II 2.550% 07/15/08(a)	143,140
	Merrill Lynch & Co., Inc.
125,000	2.070% 06/12/06	124,267
326,000	3.700% 04/21/08	316,451
539,000	6.000% 02/17/09	549,328
	Morgan Stanley
518,000	5.300% 03/01/13	506,760
294,000	6.600% 04/01/12	309,868
	National Rural Utilities Cooperative Finance Corp.
355,000	3.250% 10/01/07	344,916
221,000	5.750% 08/28/09	223,577
399,000	Prudential Funding LLC 6.600% 05/15/08(a)	408,657
	SLM Corp.
275,000	4.500% 07/26/10	264,685
275,000	5.000% 04/15/15	259,825
200,000	Windsor Financing LLC 5.881% 07/15/17(a)	198,958
		15,192,811

Par ($)		Value ($)
	Insurance — 1.4%
	Hartford Financial Services Group, Inc.
78,000	2.375% 06/01/06	77,671
72,000	4.625% 07/15/13	67,831
32,000	Hartford Life, Inc. 7.375% 03/01/31	37,138
	Metlife, Inc.
110,000	5.375% 12/15/12	108,725
235,000	6.500% 12/15/32	246,929
52,000	Prudential Financial, Inc. 4.500% 07/15/13	48,517
200,000	St. Paul Travelers Companies, Inc. 5.500% 12/01/15	196,257
125,000	Travelers Property Casualty Corp. 6.375% 03/15/33	126,672
		909,740
	Real estate — 1.7%
	EOP Operating LP
443,000	4.750% 03/15/14	408,572
208,000	7.000% 07/15/11	218,906
	ERP Operating LP
11,000	5.200% 04/01/13	10,703
460,000	5.375% 08/01/16	443,767
		1,081,948
	Real estate investment trusts — 2.9%
235,000	Archstone-Smith Trust 5.750% 03/15/16	232,832
509,000	Camden Property Trust 5.375% 12/15/13	494,349
149,000	Health Care Property Investors, Inc. 6.450% 06/25/12	153,599
500,000	iStar Financial, Inc. 5.800% 03/15/11	499,376
487,000	Simon Property Group LP 3.750% 01/30/09	465,136
		1,845,292
	Savings & loans — 2.6%
271,000	Golden West Financial Corp. 4.750% 10/01/12	260,047
	Washington Mutual, Inc.
587,000	4.625% 04/01/14	535,895
515,000	5.125% 01/15/15	487,462
421,000	5.625% 01/15/07	421,050
		1,704,454
		27,056,557
	Industrials — 3.3%
	Aerospace & defense — 1.1%
230,000	Boeing Co. 5.125% 02/15/13	225,453
8,000	General Dynamics Corp. 4.500% 08/15/10	7,738
322,000	Northrop Grumman Corp. 7.125% 02/15/11	342,490
120,000	Raytheon Co. 5.375% 04/01/13	118,569
		694,250

See Accompanying Notes to Financial Statements.

15

Corporate Bond Portfolio

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Electrical components & equipment — 0.3%
200,000	Emerson Electric Co. 4.750% 10/15/15	187,949
	Environmental control — 0.4%
244,000	Waste Management, Inc. 7.375% 08/01/10	260,503
	Miscellaneous manufacturing — 0.8%
508,000	General Electric Co. 5.000% 02/01/13	494,706
	Transportation — 0.7%
	Burlington Northern Santa Fe Corp.
222,000	6.750% 07/15/11	235,175
185,000	7.950% 08/15/30	230,552
20,829	Union Pacific Corp. 4.698% 01/02/24	19,322
		485,049
		2,122,457
	Technology — 0.2%
	Computers — 0.2%
158,000	International Business Machines Corp. 6.500% 01/15/28	167,891
	Utilities — 8.7%
	Electric — 8.7%
400,000	AEP Texas Central Co. 6.650% 02/15/33	417,922
93,000	American Electric Power Co., Inc. 5.250% 06/01/15	89,059
97,000	Appalachian Power Co. 3.600% 05/15/08	93,410
111,000	Columbus Southern Power Co. 6.600% 03/01/33	116,004
125,000	Commonwealth Edison Co. 4.700% 04/15/15	115,412
	Dominion Resources, Inc.
31,000	5.000% 03/15/13	29,422
185,000	5.265% 09/28/07(b)	185,248
60,000	Duquesne Light Co. 6.700% 04/15/12	63,389
275,000	Duquesne Light Holdings, Inc. 6.250% 08/15/35	257,465
88,000	FirstEnergy Corp. 6.450% 11/15/11	91,172
210,000	Kiowa Power Partners LLC 5.737% 03/30/21(a)	200,452
	MidAmerican Energy Holdings Co.
507,000	5.000% 02/15/14	483,700
175,000	6.125% 04/01/36(a)	171,323
310,000	NiSource Finance Corp. 5.400% 07/15/14	300,855
16,000	Ohio Edison Co. 4.000% 05/01/08	15,536

Par ($)		Value ($)
	Electric — (continued)
	Pacific Gas & Electric Co.
275,000	4.200% 03/01/11	259,021
295,000	6.050% 03/01/34	289,098
45,000	Pepco Holdings, Inc. 5.500% 08/15/07	45,027
433,000	Progress Energy, Inc. 6.050% 04/15/07	435,178
26,000	PSEG Power LLC 5.500% 12/01/15	25,179
369,000	Public Service Electric & Gas Co. 4.000% 11/01/08	356,922
	Southern California Edison Co.
104,000	6.000% 01/15/34	103,002
200,000	6.650% 04/01/29	210,919
255,000	Southern Co. Capital Funding, Inc. 5.300% 02/01/07	254,985
126,000	Southern Power Co. 6.250% 07/15/12	128,912
300,000	TXU Corp. 5.550% 11/15/14	279,473
400,000	TXU Electric Delivery Co. 7.000% 09/01/22	424,919
180,000	Virginia Electric & Power Co. 5.375% 02/01/07	179,882
		5,622,886
	Total corporate fixed-income bonds & notes (Cost of $55,253,500)	53,940,252
	Government & agency obligations — 5.4%
	Foreign government obligations — 3.5%
225,000	Export-Import Bank of Korea 4.625% 03/16/10	217,792
157,000	Region of Lombardy 5.804% 10/25/32	158,975
233,000	Republic of South Africa 6.500% 06/02/14	243,531
	United Mexican States
188,000	6.375% 01/16/13	192,700
524,000	7.500% 04/08/33	584,260
773,000	8.375% 01/14/11	854,938
		2,252,196
	U.S. Government obligations — 1.9%
	U.S. Treasury Notes
85,000	2.875% 11/30/06	83,904
890,000	4.250% 08/15/15	847,829
64,000	4.375% 01/31/08	63,468
139,000	4.500% 02/28/11	136,975
100,000	8.000% 11/15/21	131,359
		1,263,535
	Total government & agency obligations (Cost of $3,485,429)	3,515,731

See Accompanying Notes to Financial Statements.

16

Corporate Bond Portfolio

Investment portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Collateralized mortgage obligations — 0.8%
	Non-agency — 0.8%
500,000	Nomura Asset Acceptance Corp. 5.520% 01/25/36(b)	496,942
	Total collateralized mortgage obligations (Cost of $499,994)	496,942
	Commercial mortgage- backed securities — 0.4%
250,000	CS First Boston Mortgage Securities Corp. 5.230% 12/15/40(b)	240,566
	Total commercial mortgage- backed securities (Cost of $247,318)	240,566
	Short-term obligation — 8.2%
5,305,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a U.S. Government Agency maturing 05/15/09, market value of $5,412,017 (repurchase proceeds $5,307,065)	5,305,000
	Total short-term obligation (Cost of $5,305,000)	5,305,000

Total investments (Cost of $64,791,241)(d)	98.3%	63,498,491
Other assets & liabilities, net	1.7%	1,098,207
Net assets	100.0%	$64,596,698

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $4,371,557, which represents 6.8% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(c)  A portion of this security with a market value of $55,671 is pledged as collateral for open futures contracts.

(d)  Cost for federal income tax purposes is $64,797,802.

At March 31, 2006, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
5- Year U.S Treasury Notes	6	$626,625	$627,309	June-2006	$684

At March 31, 2006, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2-Year U.S. Treasury Notes	15	$3,057,890	$3,062,712	June-2006	$(4,822)
U.S. Treasury Bonds	13	1,419,031	1,462,847	June-2006	(43,816)
					$(48,638)

At March 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	83.5%
Government & Agency Obligations	5.4
Collateralized Mortgage Obligations	0.8
Commercial Mortgage-Backed Securities	0.4
Short-Term Obligation	8.2
Other Assets & Liabilities, Net	1.7
100.0%

See Accompanying Notes to Financial Statements.

17

Mortgage- and Asset-Backed Portfolio

Investment Portfolio  March 31, 2006

Par ($)		Value ($)
	Mortgage-backed securities — 88.9%
	Federal Home Loan Mortgage Corp.
4,694,526	5.500% 10/01/20	4,664,034
2,838,612	5.500% 11/01/20	2,820,175
42,166	6.500% 11/01/32	43,075
	TBA,
12,200,000	5.000% 12/01/21(a)	11,887,375
5,500,000	5.500% 12/01/36(a)	5,369,375
	Federal National Mortgage Association
20,663,466	5.000% 10/01/35	19,665,478
87,112	6.500% 05/01/32	89,064
15,509	6.500% 07/01/32	15,867
19,658	6.500% 10/01/32	20,098
67,888	6.500% 01/01/33	69,409
45,794	6.500% 05/01/33	46,852
3,874,576	6.500% 07/01/34	3,953,364
2,993,839	6.500% 03/01/35	3,054,718
75,001	7.000% 02/01/32	77,407
2,831	7.000% 06/01/32	2,916
	TBA,
3,000,000	5.000% 12/01/21(a)	2,924,064
17,344,000	5.500% 12/01/36(a)	16,926,669
8,000,000	6.000% 12/01/36(a)	7,997,504
8,934	Government National Mortgage Association 7.000% 03/15/31	9,318
	Total mortgage-backed securities (Cost of $80,307,486)	79,636,762
	Asset-backed securities — 29.4%
324,162	Aames Mortgage Investment Trust 5.160% 01/25/35(b)	324,688
1,088,956	ACE Securities Corp. 4.980% 09/25/35(b)	1,089,636
1,200,000	Aegis Asset Backed Securities Trust 5.160% 03/25/31(b)	1,201,935
41,650	AmeriCredit Automobile Receivables Trust 2.750% 10/09/07	41,647
700,000	Arizona Educational Loan Marketing Corp. 4.920% 12/01/13(b)	700,000
436,706	Bear Stearns Asset Backed Security, Inc. 5.170% 03/25/35(b)	436,945
475,000	Chase Credit Card Master Trust 4.860% 02/15/11(b)	476,291
	Countrywide Asset-Backed Certificates
122,497	4.910% 08/25/35(b)	122,498
358,582	4.920% 07/25/35(b)	358,674
451,327	4.980% 08/25/35(b)(c)	451,506

Par ($)		Value ($)
	Asset-backed securities — (continued)
1,140,137	GSAMP Trust 4.960% 11/25/35(b)	1,140,765
505,064	Home Equity Mortgage Trust 5.020% 06/25/35(b)	505,243
1,126,863	Keycorp Student Loan Trust 4.930% 07/25/29(b)	1,134,161
	Mastr Asset Backed Securities Trust
1,148,529	4.750% 02/25/36(b)	1,149,257
1,405,082	4.970% 11/25/35(b)	1,405,760
1,140,939	Mastr Second Lien Trust 4.980% 03/25/36	1,142,549
	Morgan Stanley ABS Capital
151,139	4.900% 02/25/35(b)	151,157
96,335	5.000% 05/25/34(b)	96,361
1,187,127	New Century Home Equity Loan Trust 4.990% 03/25/36(b)	1,188,955
887,765	Novastar Home Equity Loan 4.950% 01/25/36(b)	888,280
	Onyx Acceptance Auto Trust
29,389	2.400% 12/15/07	29,367
385,411	3.380% 01/15/08	384,954
1,200,000	Park Place Securities, Inc. 6.020% 10/25/34(b)	1,203,005
	Renaissance Home Equity Loan Trust
993,813	4.910% 08/25/35(b)	994,361
240,325	4.950% 05/25/35(b)	240,355
800,000	Residential Asset Securities Corp. 5.870% 04/25/34(b)	803,573
	SACO I, Inc.
1,500,000	5.000% 03/25/36(b)	1,500,000
1,173,266	5.020% 04/25/35(b)(c)	1,172,899
1,417,051	5.020% 07/25/36(b)	1,418,661
	SLM Student Loan Trust
551,066	4.630% 01/25/13(b)	550,905
62,383	4.650% 10/25/12(b)	62,388
661,657	4.650% 04/25/14(b)	662,038
827,416	4.730% 04/25/17(b)	828,574
771,971	4.780% 01/25/12(b)	773,799
	Structured Asset Investment Loan Trust
223,664	4.940% 03/25/35(b)	223,702
1,200,000	5.520% 08/25/33(b)	1,205,786
253,452	Terwin Mortgage Trust 5.270% 07/25/34(b)	253,991
	Total asset-backed securities (Cost of $26,318,656)	26,314,666

See Accompanying Notes to Financial Statements.

18

Mortgage- and Asset-Backed Portfolio

Investment Portfolio (continued)  March 31, 2006

Par ($)		Value ($)
	Government & agency obligations — 13.2%
	U.S. government agencies — 11.2%
	Federal Home Loan Bank
10,000,000	(d)04/11/06	9,987,458
100,000	3.000% 05/15/06	99,763
		10,087,221
	U.S. government obligations — 2.0%
1,500,000	U.S. Treasury Bond 7.250% 05/15/16	1,773,984
	Total government & agency obligations (Cost of $11,861,132)	11,861,205
	Collateralized mortgage obligations — 4.8%
	Agency — 0.7%
	Federal National Mortgage Association
304,089	5.500% 08/25/17	300,872
291,000	6.000% 04/25/17	295,247
		596,119
	Non-agency — 4.1%
627,851	Bear Stearns Alt-A Trust 5.100% 01/25/35(b)	630,156
	IMPAC CMB Trust
687,720	5.080% 04/25/35(b)	689,999
1,010,999	5.310% 10/25/34(b)	1,012,846
1,330,336	5.320% 04/25/35(b)	1,332,610
		3,665,611
	Total collateralized mortgage obligations (Cost of $4,288,928)	4,261,730
	Commercial mortgage-backed securities — 3.8%
	Bear Stearns Commercial Mortgage Securities
1,060,000	5.450% 12/11/40	1,042,775
1,000,000	5.630% 03/11/39	988,516
1,500,000	GMAC Commercial Mortgage Securities, Inc. 4.754% 05/10/43	1,408,244
	Total commercial mortgage-backed securities (Cost of $3,471,680)	3,439,535

Par ($)		Value ($)
	Short-term obligation — 9.2%
8,249,000	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/06, due 04/03/06 at 4.670%, collateralized by a Government Agency Obligation maturing 08/15/08, market value of $8,415,054 (repurchase proceeds $8,252,210)	8,249,000
	Total short-term obligation (Cost of $8,249,000)	8,249,000

Total investments (Cost of $134,496,882)(e)	149.3%	133,762,898
Other assets & liabilities, net	(49.3)%	(44,193,640)
Net assets	100.0%	$89,569,258

Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $1,624,405, which represents 1.8% of net assets.

(d)  Zero coupon bond.

(e)  Cost for federal income tax purposes is $134,496,882.

At March 31, 2006 the asset allocation of the Fund was as follows:

Asset allocation (unaudited)	% of Net Assets
Mortgage-Backed Securities	88.9%
Asset-Backed Securities	29.4
Government & Agency Obligations	13.2
Collateralized Mortgage Obligations	4.8
Commercial Mortgage-Backed Securities	3.8
Short-Term Obligation	9.2
Other Assets & Liabilities, Net	(49.3)
100.0%

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

19

Statements of assets and liabilities  March 31, 2006

	Corporate Bond Portfolio ($)	Mortgage- and Asset-Backed Portfolio ($)
Assets:
Investments, at identified cost	64,791,241	134,496,882
Investments, at value	63,498,491	133,762,898
Cash	938	693
Receivable for:
Investments sold	36,538	1,813,464
Fund shares sold	272,132	342,353
Interest	787,896	360,295
Futures variation margin	703	—
Total assets	64,596,698	136,279,703
Liabilities:
Payable for:
Investments purchased	—	1,405,906
Investments purchased on a delayed delivery basis	—	45,304,539
Total liabilities	—	46,710,445
Net assets	64,596,698	89,569,258
Net assets consist of
Paid-in capital	66,348,473	91,178,418
Undistributed net investment income	45,202	56,371
Accumulated net realized gain (loss)	(456,273)	(931,547)
Unrealized appreciation (depreciation) on:
Investments	(1,292,750)	(733,984)
Futures contracts	(47,954)	—
Net assets	64,596,698	89,569,258
Shares outstanding	6,506,620	9,090,312
Net asset value per share	9.93	9.85

See Accompanying Notes to Financial Statements.

20

Statements of operations

For the Year Ended March 31, 2006

	Corporate Bond Portfolio ($)	Mortgage- and Asset-Backed Portfolio ($)
Net investment income
Dividends from affiliates	1,816	8,164
Interest	2,794,116	3,272,596
Net investment income	2,795,932	3,280,760
Net realized and unrealized gain (loss) on investments and futures contracts
Net realized gain (loss) on:
Investments	(434,342)	(712,043)
Futures contracts	(27,010)	(48,699)
Net realized gain (loss)	(461,352)	(760,742)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,196,893)	(280,757)
Futures contracts	(41,363)	(25,390)
Net change in unrealized appreciation (depreciation)	(1,238,256)	(306,147)
Net loss	(1,699,608)	(1,066,889)
Net increase resulting from operations	1,096,324	2,213,871

See Accompanying Notes to Financial Statements.

21

Statements of changes in net assets

	Corporate Bond Portfolio		Mortgage- and Asset-Backed Portfolio
	Year Ended March 31, 2006 ($)	Year Ended March 31, 2005 ($)	Year Ended March 31, 2006 ($)	Year Ended March 31, 2005 ($)
Increase (decrease) in net assets:
Operations
Net investment income	2,795,932	2,663,187	3,280,760	2,167,952
Net realized gain (loss) on investments and futures contracts	(461,352)	69,810	(760,742)	670,019
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,238,256)	(1,901,447)	(306,147)	(638,697)
Net increase (decrease) resulting from operations	1,096,324	831,550	2,213,871	2,199,274
Distributions to shareholders
From net investment income	(2,792,574)	(2,630,575)	(3,258,279)	(2,123,824)
From net realized gains	(36,289)	(195,503)	(364,836)	(1,448,689)
Total distributions to shareholders	(2,828,863)	(2,826,078)	(3,623,115)	(3,572,513)
Net capital share transactions	13,630,972	(6,500,522)	12,762,202	(6,821,420)
Net increase (decrease) in net assets	11,898,433	(8,495,050)	11,352,958	(8,194,659)
Net assets
Beginning of period	52,698,265	61,193,315	78,216,300	86,410,959
End of period	64,596,698	52,698,265	89,569,258	78,216,300
Undistributed net investment income, at end of period	45,202	42,280	56,371	52,544

See Accompanying Notes to Financial Statements.

22

Statements of changes in net assets — capital stock activity

	Corporate Bond Portfolio
	Year Ended March 31, 2006		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Subscriptions	1,752,908	17,897,000	2,100,368	21,491,362
Distributions reinvested	5,342	54,704	25,124	256,522
Redemptions	(421,211)	(4,320,732)	(2,739,237)	(28,248,406)
Net increase (decrease)	1,337,039	13,630,972	(613,745)	(6,500,522)
	Mortgage- and Asset-Backed Portfolio
	Year Ended March 31, 2006		Year Ended March 31, 2005
	Shares	Dollars($)	Shares	Dollars($)
Subscriptions	2,123,650	21,252,841	3,568,348	35,735,713
Distributions reinvested	22,757	227,354	40,671	401,507
Redemptions	(868,051)	(8,717,993)	(4,280,137)	(42,958,640)
Net increase (decrease)	1,278,356	12,762,202	(671,118)	(6,821,420)

See Accompanying Notes to Financial Statements.

23

Corporate Bond Portfolio

Financial highlights

For a share outstanding throughout each period.

	Year Ended 3/31/2006	Year Ended 3/31/2005	Year Ended 3/31/2004	Period Ended 3/31/2003(a)
Net asset value, beginning of period	$10.19	$10.58	$10.33	$10.00
Investment income from operations:
Net investment income(b)	0.49	0.48	0.46	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.25)	(0.36)	0.33	0.27
Net increase in net assets resulting from investment operations	0.24	0.12	0.79	0.68
Distributions to shareholders:
Dividends from net investment income	(0.49)	(0.48)	(0.47)	(0.26)
Distributions from net realized gains	(0.01)	(0.03)	(0.07)	(0.09)
Total dividends and distributions	(0.50)	(0.51)	(0.54)	(0.35)
Net asset value, end of period	$9.93	$10.19	$10.58	$10.33
Total return(c)	2.34%	1.25%	7.83%	6.99%
Ratios to average net assets/supplemental data:
Net assets, end of period (000)	$64,597	$52,698	$61,193	$14,772
Expenses(d)	—	—	—	—
Ratio of net investment income to average net assets(d)	4.83%	4.69%	4.40%	4.33	%(e)
Portfolio turnover rate	62%	39%	126%	183%

(a)  Portfolio commenced operations on August 30, 2002.

(b)  Per share net investment income has been calculated using the monthly average shares method.

(c)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)  The net investment income and expense ratios exclude expenses charged directly to shareholders.

(e)  Annualized.

See Accompanying Notes to Financial Statements.

24

Mortgage- and Asset-Backed Portfolio

Financial highlights (continued)

For a share outstanding throughout each period.

	Year Ended 3/31/2006	Year Ended 3/31/2005	Year Ended 3/31/2004	Period Ended 3/31/2003(a)
Net asset value, beginning of period	$10.01	$10.19	$10.15	$10.00
Investment income from operations:
Net investment income(b)	0.40	0.26	0.22	0.17
Net realized and unrealized gain (loss) on investments and futures contracts	(0.12)	(0.01)	0.13	0.14
Net increase in net assets resulting from investment operations	0.28	0.25	0.35	0.31
Distributions to shareholders:
Dividends from net investment income	(0.40)	(0.26)	(0.22)	(0.10)
Distributions from net realized gains	(0.04)	(0.17)	(0.09)	(0.06)
Total dividends and distributions	(0.44)	(0.43)	(0.31)	(0.16)
Net asset value, end of period	$9.85	$10.01	$10.19	$10.15
Total return(c)	2.85%	2.57%	3.53%	3.08%
Ratios to average net assets/supplemental data:
Net assets, end of period (000)	$89,569	$78,216	$86,411	$9,205
Expenses(d)	—	—	—	—
Ratio of net investment income to average net assets(d)	4.00%	2.61%	2.26%	1.82	%(e)
Portfolio turnover rate	561%	765%	941%	688%

(a)  Portfolio commenced operations on August 30, 2002.

(b)  Per share net investment income has been calculated using the monthly average shares method.

(c)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)  The net investment income and expense ratios exclude expenses charged directly to shareholders.

(e)  Annualized.

See Accompanying Notes to Financial Statements.

25

Notes to financial statements

Note 1.  Organization

Columbia Funds Series Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. On September 23, 2005, Nations Funds Trust was renamed Columbia Funds Series Trust. Also on that date, each of the Portfolio's (formerly known as "Nations Portfolios") presented in these financial statements was renamed as disclosed above. Information presented in these financial statements pertains to the following portfolios of the Trust (each a "Portfolio" and collectively, the "Portfolios"):

Corporate Bond Portfolio

Mortgage- and Asset-Backed Portfolio

Investment goals: Corporate Bond Portfolio seeks to maximize total return consistent with investing at least 80% of its assets in a diversified portfolio of corporate bonds. Mortgage- and Asset-Backed Portfolio seeks to maximize total return consistent with investing at least 80% of its assets in a diversified portfolio of mortgage- and other asset-backed securities.

Portfolio shares: The Portfolios are authorized to issue an unlimited number of shares without par value and are only available through certain wrap fee programs and certain other managed accounts, including those sponsored or managed by Bank of America and its affiliates.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Security valuation:  Securities traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Restricted securities, investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security. Debt securities are generally valued by an independent pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other investment companies are valued at net asset value.

Security transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures contracts: The Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolios' securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the Portfolio's return. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

26

Notes to financial statements (continued)

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date and interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Dollar rolls: Mortgage- and Asset-Backed Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified date not exceeding 120 days in the future. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

The Portfolio's policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Portfolio treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Portfolio does not currently enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Repurchase agreements: Each Portfolio may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolios seek to assert their rights.

Income recognition: Interest income is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date.

During 2006, the Mortgage-and Asset Backed Portfolio evaluated its accounting policies for interest only securities and recorded a cumulative amortization adjustment increasing accumulated realized gain by $10,620 and decreasing undistributed net investment income by $10,620. The adjustment did not impact the net assets of the Portfolio and had no material impact on any prior period.

Distributions to shareholders: Distributions from net investment income are declared and paid monthly for each of the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

27

Notes to financial statements (continued)

Federal income tax status: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification: In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications were identified and reclassified among the components of the Portfolios' net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Corporate Bond Portfolio	$(436)	$436	$—
Mortgage- and Asset-Backed Portfolio	(8,034)	8,034	—

Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

	3/31/06		3/31/05
Portfolio	Ordinary Income *	Long-term Capital Gains	Ordinary Income*	Long-term Capital Gains
Corporate Bond Portfolio	$2,793,010	$35,853	$2,826,078	$—
Mortgage- and Asset-Backed Portfolio	3,623,115	—	3,572,513	—

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*
Corporate Bond Portfolio	$—	$45,200	$—	$(1,299,311)
Mortgage- and Asset-Backed Portfolio	—	66,991	—	(733,984)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to mark-to-market on futures contracts and deferred wash sale losses.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Portfolio	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Corporate Bond Portfolio	$292,095	$(1,591,406)	$(1,299,311)
Mortgage- and Asset-Backed Portfolio	23,950	(757,934)	(733,984)

28

Notes to financial statements (continued)

The following capital loss carryforwards, determined as of March 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	Expiring in 2014
Corporate Bond Portfolio	$190,899

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2006, the following Portfolios elected to defer losses occurring between November 1, 2005 and March 31, 2006 under these rules as follows:

Fund	Capital Losses Deferred
Corporate Bond Portfolio	$306,766
Mortgage- and Asset-Backed Portfolio	942,167

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolios. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A., which in turn is a wholly-owned subsidiary of BOA, was the investment advisor to the Portfolios, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. combined with BACAP. At that time, the combined Investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia does not receive any fee for its investment advisory services. In addition, under its investment advisory agreement, Columbia has agreed to bear all fees and expenses of the Portfolios (exclusive of brokerage fees and commissions, taxes, interest expenses of borrowing money and extraordinary expenses, if any).

The Portfolios do not incur any fees or expenses except brokerage fees and commissions, taxes, interest expenses of borrowing money and extraordinary expenses. Participants in the wrap fee programs eligible to invest in the Portfolios are required to pay fees to the program sponsor pursuant to separate agreements and should review the wrap program disclosure document for fees and expenses charged.

Administration fee: Columbia provides administrative and other services to the Portfolios. Under the administration agreement, Columbia does not receive any compensation for its services. Prior to August 22, 2005, BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of BOA, served as the administrator to the Portfolios under the same fee structure and Bank of New York ("BNY") served as the sub-administrator to the Portfolios. Columbia does not receive any compensation for its services. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., an affiliate of BACAP and a wholly-owned subsidiary of BOA. Columbia Funds Distributor, Inc., was then renamed Columbia Management Distributors, Inc.

Transfer agent fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolios and has contracted with Boston Financial Data Services to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. Prior to August 22, 2005, PFPC, Inc. ("PFPC") served as the transfer agent for the Portfolios' shares. The Transfer Agent does not receive any compensation for its services.

Underwriting discounts, service and distribution fees: Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolios' shares. Prior to August 22, 2005, BACAP Distributors, a wholly-owned subsidary of BOA, served as the distributor of the Portfolios' shares, under the same fee structure. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., which was then renamed Columbia Management Distributors, Inc. The Distributor does not receive a fee for its services as distributor.

29

Notes to financial statements (continued)

Other:  Prior to the appointment of State Street as sub-administrator to the Portfolios, the Portfolios have made daily investments of cash balances in Columbia Cash Reserves (formerly Nations Cash Reserves) another portfolio of the Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included in its Statement of operations as "Dividends from affiliates." BACAP and BACAP Distributors earn advisory and administration fees on the investments made in Columbia Cash Reserves. For the year ended March 31, 2006, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

Fund	Advisory fees (earned by BACAP)	Administration fees (earned by BACAP Distributors)
Corporate Bond	$460	$230
Mortgage- and Asset-Backed	5,071	110

Note 5.  Portfolio information

For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
Portfolio	Purchases	Sales	Purchases	Sales
Corporate Bond Portfolio	$12,401,926	$15,758,007	$30,822,526	$17,801,904
Mortgage- and Asset-Backed Portfolio	346,646,191	368,548,781	288,750,656	242,492,783

Note 6.  Shares of beneficial interest

As of March 31, 2006, the Portfolios had other shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolios. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Corporate Bond Portfolio	1	91.3%
Mortgage and Asset Backed Portfolio	1	86.3

As of March 31, 2006, the Portfolios also had shareholders that held greater than 5% of the shares outstanding and Bank of America and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolio. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Corporate Bond Portfolio	1	5.6%
Mortgage and Asset Backed Portfolio	2	10.8

Note 7.  Line of credit

The Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan.

Prior to August 22, 2005, the Trust participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds rate plus 0.50% on an

30

Notes to financial statements (continued)

annualized basis. Each participating Portfolio maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

For the year ended March 31, 2006, the Portfolios did not borrow under these arrangements.

Note 8.  Disclosure of significant risks and contingencies

Foreign securities: There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

31

Notes to financial statements (continued)

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

32

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust (formerly Nations Funds Trust)

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio (Portfolios of Columbia Funds Series Trust, hereafter referred to as the "Portfolios") at March 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

33

Columbia Funds

Tax information  (unaudited)

For the fiscal year ended March 31, 2006, the Corporate Bond Portfolio designated total long-term capital gains of $35,853.

34

Columbia Funds

Trustees

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

35

Columbia Funds

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from (Month/Year) to (Month), 2002; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

36

Columbia Funds

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Corporate Bond Portfolio and the Mortgage- and Asset-Backed Portfolio. The investment advisory agreements with CMA are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 16-17, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA were made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of CMA. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Board received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of the Funds and CMA. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Funds' Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Board considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

37

Columbia Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

The Board also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and the expense and performance rankings of each Fund in the Lipper data, CMA apprised the Board of individual characteristics (such as: poor rankings in terms of management fees, overall expenses or performance or a combination of below-average to poor performance and below-average to poor management fee and expense rankings) of any Fund that they believed warranted further investigation by the Board.

The Board considered the impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in Net Advisory Rates and/or total expenses of certain Funds, including in conjunction with certain recent Fund mergers. The Board also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

The Board also reviewed and considered a report prepared and provided by Eric Sirri, the Independent Fee Consultant to the Funds appointed pursuant to the NYAG Settlement. Mr. Sirri's report included information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

The Board concluded that the factors noted above, and other factors, supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of

38

Columbia Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (continued)

scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to its other clients, including institutional investors. The Board concluded that, where the Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board reviews reports of CMA at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

39

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance

between the Office of Attorney General of New York State and

Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.

November 17, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Nations Funds, only if the Independent Members (as such term is defined in the AOD) of the Nations Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Nations Funds. This report is the annual written evaluation of the Nations Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.2

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Nations Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the [Nations] Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a [Nations] Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the [Nations] Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Nations Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Nations Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Nations Funds and comparable non- Nations Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC, which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

2  CMG is in the process of renaming the Nations Funds. Throughout this report, unless otherwise noted, the names "Nations Funds" and "Columbia Funds" will be used interchangeably.

40

Management Fee Evaluation By Independent Fee Consultant (continued)

Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Nations Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved. In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates....

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Nations Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Nations Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Nations Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of the CMG staff to gain an understanding of the organizational structure and personnel involved in running the Nations fund family. Exhibit 1 lists the CMG staff that I or consultants retained by me have had contact with over the past four months.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management

41

Management Fee Evaluation By Independent Fee Consultant (continued)

have discussed issues relating to management agreements and performance of Nations Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Nations Funds met in advance of the October Section 15(c) contact approval meeting to review certain fee, performance and other data for the Nations Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Nations Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee/performance "screens." The seven screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Negative ranking for 1-year performance vs. actual management fee category;

e. Negative ranking for 1-year performance vs. total expense category;

f. Negative ranking for 3-year performance vs. actual management fee category;

g. Negative ranking for 3-year performance vs. total expense category.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Nations Funds.

IV. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Nations Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Nations Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Nations Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 57.57 percent of Nations Funds have performance higher than the median of their respective Lipper performance universe, and 53.97 percent of Nations Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Nations Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Nations Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 71.21 percent of Nations Funds have expenses below the median of their Lipper expense universe, and 71.21 percent of Nations Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Nations Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often through the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings for funds in non-advisory expenses.

42

Management Fee Evaluation By Independent Fee Consultant (continued)

4. Profitability to CMG of the individual funds ranges widely and the overall profitability to CMG of its relationship with the Nations Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary for me to better assess fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Nations Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 56.36 (31 out of 55) of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing. My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

43

COLUMBIA FUNDS

Columbia Funds

Growth funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed fund	Columbia Tax-Managed Growth Fund

Specialty funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

Taxable Bond funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

44

Columbia Funds

Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds	Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

45

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46

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47

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48

IMPORTANT INFORMATION ABOUT THIS REPORT

Columbia Funds

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street
Boston MA 02110

The portfolios mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

A description of the policies and procedures that the portfolios use to determine how to vote proxies and a copy of the portfolios' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website.

The portfolios file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolios' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

49

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an
e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Fixed Income Sector Portfolios   Annual Report, March 31, 2006

Columbia Management.

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

SHC-42/109519-0306 (05/06) 06/11245

Columbia Management®

Columbia Masters Global Equity Portfolio

Annual Report – March 31, 2006

NOT FDIC-INSURED

May Lose Value

No Bank Guarantee

PRESIDENT'S MESSAGE

Columbia Masters Global Equity Portfolio

A message to our valued clients

We are pleased to welcome you to the Columbia Funds family and provide the first Columbia Masters Global Equity Portfolio annual report. We're proud of this new fund that, with the other Masters portfolios, gives you access to skilled investment management professionals, exposure to distinct investment philosophies and allocation across asset classes and international markets. As you know, the fund was first offered on February 15, 2006, so this report covers the brief period between February 15 and March 31, the fund's fiscal year-end. In the mutual fund business, success can be measured a number of different ways. Performance is a key measure—the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal1. In addition, Columbia received Morningstar's praise for streamlining its fund operation, making its lineup more coherent and improving its quality.

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L. Wilson, President
Columbia Funds

1  Past performance is no guarantee of future results.

© 2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc.; may not be copied or redistributed; and is not warranted to be accurate, complete or timely.

Understanding Your Expenses	1

Portfolio Manager Commentary	2

Financial Statements	5

Investment Portfolio	6

Statement of Assets and Liabilities	7

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	20

Fund Governance	21

Board Consideration and Approval of Investment Advisory Agreements	23

Columbia Funds	26

Important Information About This Report	29

The views expressed in the President's Message and Portfolio Manager Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Not FDIC
Insured

May Lose Value

No Bank Guarantee

UNDERSTANDING YOUR EXPENSES

Columbia Masters Global Equity Portfolio

Shareholder expense example

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses* paid by investors during the portfolio's most recent fiscal period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the portfolio's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

• For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

• For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

02/15/06 – 03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual†	Hypothetical††
Class A	1,000.00	1,000.00	1,029.00	1,023.68	0.31	1.26	0.25
Class B	1,000.00	1,000.00	1,028.00	1,019.95	1.25	5.04	1.00
Class C	1,000.00	1,000.00	1,029.00	1,019.95	1.25	5.04	1.00
Class Z	1,000.00	1,000.00	1,029.00	1,024.93	—	—	—

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal period and divided by 365.

Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

*  Columbia Masters Global Equity Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

†  Actual expenses paid for the period 02/15/06-03/31/06.

††  Hypothetical expenses paid for the period 10/01/05-03/31/06.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

1

PORTFOLIO MANAGER COMMENTARY

Columbia Masters Global Equity Portfolio

Investment Objective

The portfolio seeks capital appreciation.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance Review

Since inception on February 15, 2006, Columbia Masters Global Equity Portfolio's class A shares provided shareholders with a total return of 2.90% without sales charge.

In the following interview, the portfolio's manager shares his views on Columbia Masters Global Equity Portfolio's performance for the period ended March 31, 2006, and his outlook for the future.

Please describe the portfolio's investment style and philosophy.

The portfolio's assets are invested in class Z shares of a combination of Columbia Funds on a fixed-percentage basis. These underlying funds invest primarily in US and foreign equity securities. Under normal circumstances, the portfolio will invest in such a manner that at least 80% of its assets are invested in equity securities. The portfolio makes allocations to four underlying funds, as follows: 25% in Columbia Strategic Investor Fund, which seeks long-term growth of capital using a value approach to invest primarily in common stocks; 25% in Columbia Marsico 21st Century Fund, which seeks long term growth of capital by investing in a core position of 35 to 50 common stocks of any capitalization size, including foreign securities; 40% in Columbia Multi-Advisor International Equity Fund, which seeks long-term capital growth by investing primarily in equity securities of non-US companies; and 10% in Columbia Acorn International Fund, which seeks long-term growth of capital by investing in the stocks of developed and emerging foreign markets.

Total return as of 03/31/06 (%)

	A		B		C		Z
Inception Date	02/15/06		02/15/06		02/15/06		02/15/06
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Since Inception	2.90%	-3.02%	2.80%	-2.20%	2.90%	1.90%	2.90%

Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions at NAV. Performance reflects any contractual waivers or reimbursements of portfolio expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance would be lower.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

Class Z shares have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the fund, directly or by exchange. Please see the portfolio's prospectus for eligibility, and other details.

The investment advisor has agreed to waive a portion of the portfolio's expenses through February 15, 2008. Please refer to the prospectus for details.

2

Columbia Masters Global Equity Portfolio

How did the portfolio perform during the period?

For the period from inception on February 15, 2006 through March 31, 2006, the Columbia Masters Global Equity Portfolio class A shares returned 2.90% without sales charge. This compares with a 3.52% return for the MSCI World Index**** over the same period. The average return for the portfolio's peer group, the Lipper Global Multi-Cap Core Funds Category**** was 3.21%.

What economic and market factors most influenced performance?

A strong economic environment and rising corporate profits helped boost the world's stock markets during the brief period covered by this report. Despite persistently high energy prices and a trend toward higher global interest rates, the global economy appeared to be on track for a strong year. Gross Domestic Product growth is projected to average 4.9% for 2006—0.6 percentage points above projections made late last year, according to the International Monetary Fund, the international organization entrusted with oversight of the global financial situation. The global expansion has become more broad-based, driven not only by the United States but also by Japan, the euro zone and emerging markets. Foreign stocks generally did better than US stocks as the MSCI EAFE Index,† a broad measure of common stock performance in industrialized markets, returned 5.45%, compared to the S&P 500†† Index, which returned 1.75% for the reporting period.

How did the portfolio's allocation among underlying funds affect performance?†††

Nearly 50% of the portfolio's assets were invested in foreign stock markets, which were the period's best performers. Columbia Multi-Advisor International Equity Fund, which accounted for 36.8% of the portfolio's assets, benefited from favorable stock selection across a variety of sectors and countries as foreign stock markets continued to outpace the US stock market for the fourth consecutive year. However, defensive positioning within a portion of the portfolio and stock selection in Japan hampered performance somewhat. The portfolio's slight shortfall relative to the MSCI EAFE Index was offset by strong

****  The MSCI World Index comprises securities listed on exchanges in the major European and Asian countries, Australia and the U.S. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and is not available for investment.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

†  The MSCI EAFE Index (Europe, Australasia, Far East) is a market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index.

††  The S&P 500 Index is an index that tracks the performance of 500 widely held, large capitalization US stocks. Unlike the portfolio, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

†††  Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

3

Columbia Masters Global Equity Portfolio

gains from Acorn International Fund, which outperformed both the MSCI EAFE Index and the S&P/Citigroup EMI Global ex-US Index††††—a measure of emerging market stock performance.

The US stock market was represented by investments in Columbia Strategic Investor Fund, at 22.9% of assets and Columbia Marsico 21st Century Fund, at 23.2% of assets. Both funds outperformed the S&P 500 Index by a comfortable margin and performed generally in line with their Russell benchmarks. Of the two, Columbia Marsico 21st Century Fund, which invests in aggressive growth stocks, was the strongest performer on an absolute basis and also relative to its benchmark, the Russell 3000 Index.††††† The fund benefited from strong stock selection in the industrials, health care and consumer discretionary sectors plus several sector allocation decisions.

Vikram Kuriyan has managed Columbia Masters Global Equity Portfolio since its inception in February 2006. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Source for all statistical data—Columbia Management Advisors, LLC.

††††  The S&P/Citigroup EMI Global ex-US Index is Citigroup's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Citigroup, excluding the US. Unlike the portfolio, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

†††††The Russell 3000 Index is an unmanaged index that tracks the performance of 3,000 of the largest U.S. companies, based on market capitalization. Unlike the portfolio, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The portfolio will be monitored daily and will rebalance whenever one of the underlying funds exceeds 3% of its original allocation. Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

Risks include stock market fluctuations due to business and economic developments. Investments in small-and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. International investing involves special risks, including foreign taxation, currency risk, risk associated with possible differences in financial standards and other monetary and political risks. Investment risks include prepayments, foreign, political, and economic developments. Investing in emerging markets may involve more risk than investing in development countries. In addition, concentration of investments in a single region may result in greater volatility. As a "fund of funds," the fund will bear its allocable share of the costs and expenses of the underlying investment vehicles in which it invests (including the allocable share of the management fees and incentive compensation payable to the Investment managers of such vehicles). The fund is thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

4

FINANCIAL STATEMENTS

March 31, 2006  Columbia Masters Global Equity Portfolio

A guide to understanding your portfolio's financial statements

Investment Portfolio	The investment portfolio details all of the portfolio's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the portfolio's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the portfolio's liabilities (including any unpaid expenses) from the total of the portfolio's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the portfolio during the reporting period. The Statement of Operations also shows any net gain or loss the portfolio realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the portfolio's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the portfolio's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the portfolio's net asset value per share was affected by the portfolio's operating results. The financial highlights table also discloses the classes' performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the portfolio, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

5

INVESTMENT PORTFOLIO

March 31, 2006  Columbia Masters Global Equity Portfolio

Investment Companies(a) – 92.3%

	Shares	Value ($)
Columbia Acorn International Fund, Class Z	15,345	592,948
Columbia Marsico 21st Century Fund, Class Z	107,247	1,475,721
Columbia Multi-Advisor International Equity Fund, Class Z	140,915	2,336,368
Columbia Strategic Investor Fund, Class Z	68,664	1,452,937
Total Investment Companies (cost of $5,769,681)		5,857,974
Total Investments – 92.3% (cost of $5,769,681)(b)		5,857,974
Other Assets & Liabilities, Net – 7.7%		489,636
Net Assets – 100.0%		6,347,610

  Notes to Investment Portfolio:

  (a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

  (b)  Cost for federal income tax purposes is $5,769,681.

See Accompanying Notes to Financial Statements.

6

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006  Columbia Masters Global Equity Portfolio

		($)
Assets	Affiliated investments, at cost	5,769,681
	Affiliated investments, at value	5,857,974
	Receivable for portfolio shares sold	822,726
	Expense reimbursement due from Investment Advisor	42,837
	Total Assets	6,723,537
Liabilities	Payable for:
	Investments purchased	325,947
	Transfer agent fee	1,877
	Pricing and bookkeeping fees	2,561
	Trustees' fees	1,458
	Audit fee	21,000
	Custody fee	162
	Legal fee	6,165
	Reports to shareholders	12,275
	Distribution and service fees	1,406
	Other liabilities	3,076
	Total Liabilities	375,927
	Net Assets	6,347,610
Composition of Net Assets	Paid-in capital	6,259,317
	Accumulated net investment loss	—
	Net unrealized appreciation on investments	88,293
	Net Assets	6,347,610
Class A	Net assets	3,902,044
	Shares outstanding	379,292
	Net asset value per share	10.29	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($10.29/0.9425)	10.92	(b)
Class B	Net assets	1,488,227
	Shares outstanding	144,793
	Net asset value and offering price per share	10.28	(a)
Class C	Net assets	929,245
	Shares outstanding	90,340
	Net asset value and offering price per share	10.29	(a)
Class Z	Net assets	28,094
	Shares outstanding	2,729
	Net asset value, offering and redemption price per share	10.29

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

7

STATEMENT OF OPERATIONS

For the Period Ended March 31, 2006  Columbia Masters Global Equity Portfolio

		(a)($)
Investment Income	Total Investment Income	—
Expenses	Distribution fee:
	Class B	462
	Class C	308
	Service fee:
	Class A	473
	Class B	154
	Class C	103
	Transfer agent fee	1,877
	Pricing and bookkeeping fees	3,945
	Trustees' fees	1,726
	Custody fee	166
	Audit fee	21,000
	Legal fee	6,165
	Registration fee	10,638
	Reports to shareholders	12,275
	Other expenses	4,562
	Total Expenses	63,854
	Fees and expenses waived or reimbursed by Investment Advisor	(62,350)
	Custody earnings credit	(4)
	Net Expenses	1,500
	Net Investment Loss	(1,500)
Net Unrealized Gain on Investments	Net change in unrealized appreciation on investments	88,293
	Net Increase in Net Assets from Operations	86,793

(a)  Columbia Masters Global Equity Portfolio commenced operations on February 15, 2006

See Accompanying Notes to Financial Statements.

8

STATEMENT OF CHANGES IN NET ASSETS

  Columbia Masters Global Equity Portfolio

Increase (Decrease) in Net Assets:		Period Ended March 31, 2006(a)($)
Operations	Net investment loss	(1,500)
	Net change in unrealized appreciation on investments	88,293
	Net Increase from Operations	86,793
Share Transactions	Class A:
	Subscriptions	3,860,362
	Redemptions	(11,675)
	Net Increase	3,848,687
	Class B:
	Subscriptions	1,520,057
	Redemptions	(51,501)
	Net Increase	1,468,556
	Class C:
	Subscriptions	915,221
	Net Increase	915,221
	Class Z:
	Subscriptions	27,514
	Net Increase	27,514
	Net Increase from Share Transactions	6,259,978
	Redemption fees	839
	Total Increase in Net Assets	6,347,610
Net Assets	Beginning of period	—
	End of period	6,347,610
	Accumulated net investment loss at end of period	—
Changes in Shares	Class A:
	Subscriptions	380,432
	Redemptions	(1,140)
	Net Increase	379,292
	Class B:
	Subscriptions	149,866
	Redemptions	(5,073)
	Net Increase	144,793
	Class C:
	Subscriptions	90,340
	Net Increase	90,340
	Class Z:
	Subscriptions	2,729
	Net Increase	2,729

(a)  Columbia Masters Global Equity Portfolio commenced operations on February 15, 2006.

See Accompanying Notes to Financial Statements.

9

FINANCIAL HIGHLIGHTS

  Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout this period is as follows:

Class A Shares	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	—	(c)(h)
Net unrealized gain on investments	0.29
Total from investment operations	0.29
Net Asset Value, End of Period	$10.29
Total return (d)(e)(i)	2.90%
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	0.25	%(g)(h)
Net investment loss (f)	(0.25	)%(g)
Waiver/reimbursement	21.19	%(g)
Portfolio turnover rate	—
Net assets, end of period (000's)	$3,902

(a)  Class A shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01.

(d)  Total return at net asset value assuming no initial sales charge.

(e)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefit derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Portfolio expenses do not include expenses of underlying funds.

(i)  Not annualized.

10

  Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout this period is as follows:

Class B Shares	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	(0.01	)(g)
Net unrealized gain on investments	0.29
Total from investment operations	0.28
Net Asset Value, End of Period	$10.28
Total return (c)(d)(h)	2.80%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	1.00	%(f)(g)
Net investment loss (e)	(1.00	)%(f)
Waiver/reimbursement	21.19	%(f)
Portfolio turnover rate	—
Net assets, end of period (000's)	$1,488

(a)  Class B shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming no contingent deferred sales charge.

(d)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefit derived from custody credits had an impact of less than 0.01%.

(f)  Annualized.

(g)  Portfolio expenses do not include expenses of the underlying funds.

(h)  Not annualized.

11

  Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout this period is as follows:

Class C Shares	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	(0.01	)(g)
Net unrealized gain on investments	0.30
Total from investment operations	0.29
Net Asset Value, End of Period	$10.29
Total return (c)(d)(h)	2.90%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	1.00	%(f)(g)
Net investment loss (e)	(1.00	)%(f)
Waiver/reimbursement	21.19	%(f)
Portfolio turnover rate	—
Net assets, end of period (000's)	$929

(a)  Class C shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming no contingent deferred sales charge.

(d)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Annualized.

(g)  Portfolio expenses do not include expenses of the underlying funds.

(h)  Not annualized.

12

  Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout this period is as follows:

Class Z Shares	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	—	(c)(h)
Net unrealized gain on investments	0.29
Total from investment operations	0.29
Net Asset Value, End of Period	$10.29
Total return (d)(e)(i)	2.90%
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	—	%(g)(h)
Net investment loss (f)	—	%(g)
Waiver/reimbursement	21.19	%(g)
Portfolio turnover rate	—
Net assets, end of period (000's)	$28

(a)  Class Z shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01.

(d)  Total return at net asset value.

(e)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Portfolio expenses do not include expenses of the underlying funds.

(i)  Not annualized.

13

NOTES TO FINANCIAL STATEMENTS

March 31, 2006  Columbia Masters Global Equity Portfolio

Note 1. Organization

Columbia Masters Global Equity Portfolio (the "Portfolio"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified portfolio. The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment goals

The Portfolio seeks capital appreciation by investing in Class Z shares of Columbia Multi-Advisor International Equity Fund, Columbia Strategic Investor Fund, Columbia Marsico 21st Century Fund and Columbia Acorn International Fund (the ''Underlying Funds''). The Underlying Funds are advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates.

Portfolio shares

The Portfolio is authorized to issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own sales charge and expense structure. The Portfolio commenced operations on February 15, 2006.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Portfolio's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security valuation

Investments in the Underlying Funds are valued at the net asset value of the Class Z shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Security transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Expenses

General expenses of the Trust are allocated to the Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to the Portfolio or a class of shares are charged directly to the Portfolio or class.

Distributions to shareholders

Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

14

March 31, 2006  Columbia Masters Global Equity Portfolio

Federal income tax status

The Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for non-deductible net operating losses were identified and reclassified among the components of the Portfolio's net assets as follows:

Accumulated Net Investment Loss	Net Realized Gain	Accumulated Paid-In Capital
$1,500	$0	$(1,500)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (depreciation)
$0	$0	$0	$88,293

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$90,430
Unrealized depreciation	(2,137)
Net unrealized appreciation	$88,293

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolio. The Portfolio does not pay any fee to Columbia for its investment advisory services.

Administration Fee

Columbia provides administrative and other services to the Portfolio. Under the administration agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Portfolio, Columbia receives an annual fee of $31,000 exclusive of out-of-pocket expenses and charges. The Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other

15

March 31, 2006  Columbia Masters Global Equity Portfolio

services. For the period ended March 31, 2006, the annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 1.34% of the Portfolio's average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account of the Portfolio, plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period ended March 31, 2006, the Portfolio's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.64% of the Portfolio's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio. For the period ended March 31, 2006, the Distributor has retained net underwriting discounts of $16,734 on sales of the Portfolio's Class A shares and received net CDSC of $2,005.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares and a combined distribution and shareholder servicing plan for Class A shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments for the shareholder servicing plans are made at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares. Payments for the distribution plans are made at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares. Payments under the plans are charged as expenses directly to the applicable share class.

Expense Limits and Fee Reimbursements

Columbia has contractually agreed to waive fees and/or reimburse expenses through February 15, 2008 so that total annual operating expenses do not exceed 0.00% of the Portfolio's average daily net assets, exclusive of distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies. There is no guarantee that these waivers and/or reimbursements will continue after February 15, 2008.

Custody Credits

The Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of operations. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees paid to officers and trustees

All officers of the Portfolio, with the exception of the Portfolio's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Portfolio's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio's assets.

16

March 31, 2006  Columbia Masters Global Equity Portfolio

Note 5. Portfolio Information

For the period ended March 31, 2006, the cost of purchases and proceeds from sales of securities were $5,769,681 and $0, respectively.

Note 6. Redemption Fees

The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on proceeds of Portfolio shares that are redeemed within 60 days of their purchase. Redemption fees, which are retained by the Portfolio, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. For the period ended March 31, 2006, the redemption fees for the Class A, Class B, Class C and Class Z shares of the Portfolio amounted to $504, $180, $144 and $11, respectively.

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating fund based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of Operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. For the period ending March 31, 2006 the Portfolio did borrow under this agreement.

Note 8. Disclosure of Significant Risks and
Contingencies

Risk factors of the Portfolios and the Underlying Funds

Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in direct investments in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The Officers and Trustees of the Trust also serve as Officers and Trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain Underlying Funds may invest in below-investment

17

March 31, 2006  Columbia Masters Global Equity Portfolio

grade debt, debt obligations of foreign issuers, stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as

18

March 31, 2006  Columbia Masters Global Equity Portfolio

approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action—Mehta v AIG Sun America Life Assurance Company—involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Columbia Masters Global Equity Portfolio

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Masters Global Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Masters Global Equity Portfolio (the "Portfolio") (a series of Columbia Funds Series Trust) at March 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period February 15, 2006 (commencement of operations) through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2006 by correspondence with the transfer agents of the underlying funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

20

FUND GOVERNANCE
TRUSTEES

Columbia Masters Global Equity Portfolio

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

21

FUND GOVERNANCE OFFICERS

Columbia Masters Global Equity Portfolio

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

22

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

  Columbia Masters Global Equity Portfolio

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will review and approve investment advisory agreements and request and evaluate such information as may be necessary to evaluate the terms of investment advisory agreements. In this regard, the Board reviewed and approved, during the most recent six months covered by this report, investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for each of Columbia Masters Heritage Portfolio, Columbia Masters International Equity Portfolio and Columbia Masters Global Equity Portfolio (each, a "Fund" and collectively, the "Funds"). The investment advisory agreements with CMA are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements."

More specifically, at meetings held on October 26, 2005, November 15-17, 2005 and February 12-14, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the approval of the Advisory Agreements. The Board relied on information supplied by CMA with respect to each of the Funds and the respective underlying funds into which each of the Funds invests its assets (the "Underlying Funds").

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services to be provided to the Funds by CMA under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds that, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration form for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on their behalf. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of investment personnel of CMA.

In addition, the Board received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of CMA. The Board considered the investment and legal compliance programs of CMA, including its implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel, including incentive and retirement plans. In addition, the Board considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services to be provided to each of the Funds by CMA under the Advisory Agreements.

Fund Performance and Expenses

The Board considered the hypothetical performance of the Funds based on the blended performance of their respective Underlying Funds. The Board considered the hypothetical one- through five-year performance results for each of the Funds and considered these results in comparison to a peer group of funds determined by CMA to be comparable to the Funds.

The Board considered the anticipated impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board received and considered information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's peer group of funds, which comparative data was provided by CMA.

23

  Columbia Masters Global Equity Portfolio

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee arrangement with CMA under the Advisory Agreements, pursuant to which the Funds will not be assessed an investment advisory fee. The Board also considered the expected expense waivers to be provided by CMA with respect to the Funds. Additionally, the Board noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with the New York Attorney General (the "NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares.

The Board also reviewed a report prepared and provided by Eric Sirri, the Independent Fee Consultant appointed pursuant to the NYAG Settlement. In its evaluation of CMA's services to other funds of the Trust, the Board considered the information contained in Mr. Sirri's report about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

The Board concluded that the factors noted above, and other factors, supported the approval of the Advisory Agreements for each of the Funds.

Profitability

The Board received and considered an analysis prepared by CMA based on the fees and expenses associated with an investment in the Funds and their respective Underlying Funds, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the Underlying Funds into which the Funds invest, whether the Underlying Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale with respect to the Funds and the Underlying Funds. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not solely with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and concluded that the costs associated with managing and operating a registered investment company provided a justification for the fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds and Underlying Funds. Such benefits could include, among others, benefits attributable to CMA's relationships with the Funds and Underlying Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Funds and Underlying Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds and Underlying Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be

24

  Columbia Masters Global Equity Portfolio

realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Funds, Underlying Funds and other clients.

Other Factors and Broader Review

The Board will review materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board will also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Board will review a report of CMA at each of its quarterly meetings, which includes, among other things, a portfolio review and fund performance reports. In addition, the Board will confer with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on its deliberations and its evaluation of the information provided, the Board concluded that approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

25

COLUMBIA FUNDS

  Columbia Masters Global Equity Portfolio

Growth Funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core Funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value Funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed Fund	Columbia Tax-Managed Growth Fund

Specialty Funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International Funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

26

  Columbia Masters Global Equity Portfolio

Taxable Bond Funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds	Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

27

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28

IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Masters Global Equity Portfolio

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Masters Global Equity Portfolio. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the portfolio and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies and a copy of the portfolio's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio's website.

The portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

29

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Masters Global Equity Portfolio   Annual Report, March 31, 2006

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

SHC-42/110591-0306 (05/06) 06/11243

Columbia Management®

Columbia Masters Heritage Portfolio

Annual Report – March 31, 2006

NOT FDIC-INSURED

May Lose Value

No Bank Guarantee

Understanding Your Expenses	1

Portfolio Manager Commentary	2

Financial Statements	5

Investment Portfolio	6

Statement of Assets and Liabilities	7

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	20

Fund Governance	21

Board Consideration and Approval of Investment Advisory Agreements	23

Columbia Funds	26

Important Information About This Report	29

The views expressed in the President's Message and Portfolio Manager Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Not FDIC
Insured

May Lose Value

No Bank Guarantee

PRESIDENT'S MESSAGE

Columbia Masters Heritage Portfolio

A message to our valued clients

We are pleased to welcome you to the Columbia Funds family and provide the first Columbia Masters Heritage Portfolio annual report. We're proud of this new fund that, with the other Masters portfolios, gives you access to skilled investment management professionals, exposure to distinct investment philosophies and allocation across asset classes and international markets. As you know, the fund was first offered on February 15, 2006, so this report covers the brief period between February 15 and March 31, the fund's fiscal year-end. In the mutual fund business, success can be measured a number of different ways. Performance is a key measure—the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal1. In addition, Columbia received Morningstar's praise for streamlining its fund operation, making its lineup more coherent and improving its quality.

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L. Wilson, President
Columbia Funds

1  Past performance is no guarantee of future results.

© 2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc.; may not be copied or redistributed; and is not warranted to be accurate, complete or timely.

UNDERSTANDING YOUR EXPENSES

Columbia Masters Heritage Portfolio

Shareholder expense example

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses* paid by investors during the portfolio's most recent fiscal period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the portfolio's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

• For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

• For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

02/15/06 – 03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual†	Hypothetical††
Class A	1,000.00	1,000.00	1,020.10	1,023.68	0.31	1.26	0.25
Class B	1,000.00	1,000.00	1,019.10	1,019.95	1.24	5.04	1.00
Class C	1,000.00	1,000.00	1,019.10	1,019.95	1.24	5.04	1.00
Class Z	1,000.00	1,000.00	1,019.41	1,024.93	—	—	—

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal period and divided by 365.

Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

*  Columbia Masters Heritage Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

†  Actual expenses paid for the period 02/15/06-03/31/06.

††  Hypothetical expenses paid for the period 10/01/05-03/31/06.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

1

PORTFOLIO MANAGER COMMENTARY

Columbia Masters Heritage Portfolio

Investment Objective

The portfolio seeks capital appreciation and income.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance Review

Since inception on February 15, 2006, Columbia Masters Heritage Portfolio's class A shares provided shareholders with a total return of 2.01% without sales charge.

In the following interview, the portfolio's manager shares his views on Columbia Masters Heritage Portfolio's performance for the period ended March 31, 2006, and his outlook for the future.

Please describe the portfolio's investment style and philosophy.

The portfolio invests in shares of a combination of Columbia funds on a fixed percentage basis. These funds invest primarily in US and, to a lesser extent, foreign equity securities and US and foreign fixed-income securities. The portfolio allocates its assets to three funds, as follows: Approximately 33 1/3% will be invested in Columbia Strategic Investor Fund, which seeks long-term growth of capital, using a "value" approach to invest primarily in common stocks. The fund may invest in companies of any size, but expects to invest a significant percentage of assets in small- and mid-sized companies. The fund may also invest in convertible securities, options and financial futures contracts. Approximately 33 1/3% will be invested in Columbia Marsico 21st Century Fund, which seeks long-term growth of capital. The fund holds a core position of between 35 and 50 common stocks from the United States or foreign markets. Approximately 33 1/3% will be invested in Columbia Strategic Income Fund, which seeks current income with prudent risk by investing in debt securities issued by the US and foreign governments, foreign companies and US companies that issue lower-rated debt securities.

Total return as of 03/31/06 (%)

	A		B		C		Z
Inception Date	02/15/06		02/15/06		02/15/06		02/15/06
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***
Since Inception	2.01%	-3.86%	1.91%	-3.09%	1.91%	0.91%	1.94%

Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions at NAV. Performance reflects any contractual waivers or reimbursements of portfolio expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance would be lower.

*  Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**  Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***  Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

Class Z shares have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the portfolio, directly or by exchange. Please see the portfolio's prospectus for eligibility, and other details.

The investment advisor has agreed to waive a portion of the portfolio's expenses through February 15, 2008. Please refer to the prospectus for details.

2

Columbia Masters Heritage Portfolio

How did the portfolio perform during the period?

For the period from inception on February 15, 2006 through March 31, 2006, the Columbia Masters Heritage Portfolio class A shares returned 2.01% without sales charge. This compares favorably with a 1.75% return for the S&P 500 Index**** and a return of negative 0.52% for the Lehman Brothers Intermediate Government/Credit Bond Index.**** The portfolio's return was lower than the 2.44% average return of funds in its peer group, the Lipper Global Flexible Portfolio Category.****

What economic and market factors most influenced performance?

A strong economic environment and rising corporate profits helped boost the broad US stock market to a solid return for this brief reporting period. Despite rising energy prices and higher short-term interest rates, American consumers continued to buoy the economy. Investors seemed to shake off concerns about a sagging housing market and a growing burden of personal debt and bid stock prices higher. Small- and mid-cap stocks outperformed large-cap stocks, and growth outperformed value except among large caps.

Foreign stocks generally did better than US stocks as the MSCI EAFE Index†, a broad measure of common stock performance in industrialized markets, returned 5.45%, compared to the S&P 500 Index, which returned 1.75% for the reporting period. Gross Domestic Product growth is projected to average 4.9% for 2006—0.6 percentage points above projections made late last year, according to the International Monetary Fund, the international organization entrusted with oversight of the global financial situation. The global expansion has become more broad-based, driven not only by the United States but also by Japan, the euro zone and emerging markets.

The US bond market found it harder to ignore the Federal Reserve Board's steady drumbeat of short-term interest rate increases. During the 12-month period, the Fed raised the federal funds rate, a key measure of short-term interest rates, from 2.75% to 4.75% in eight separate quarter-point steps. The yield on shorter-term bonds rose more than the yield on longer bonds. Rising interest rates put pressure on the market value of the bonds in the portfolio, partially offsetting their coupon yield. In this environment, the high-yield segment of the bond market was the period's strongest performer. Emerging market bonds, which have been strong performers over the past four years, slipped during this brief reporting period.

****  The S&P 500 Index is an index that tracks the performance of 500 widely held, large capitalization US stocks. Unlike the portfolio, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index that tracks the performance of intermediate term US government and corporate bonds. Unlike the portfolio, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

†  The MSCI EAFE Index (Europe, Australasia, Far East) is a market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index.

3

Columbia Masters Heritage Portfolio

How did the portfolio's asset allocation and underlying funds affect performance?††

The US stock market was represented by investments in Columbia Strategic Investor Fund, at 31.4% of assets and Columbia Marisco 21st Century Fund, at 31.9% of assets. Both funds outperformed the S&P 500 Index by a comfortable margin and performed generally in line with their Russell benchmarks. Of the two, Columbia Marsico 21st Century Fund, which invests in aggressive growth stocks, was the stronger performer on an absolute basis and also relative to its benchmark, the Russell 3000 Index.††† The fund benefited from strong stock selection in the industrials, health care and consumer discretionary sectors plus several sector allocation decisions. Columbia Strategic Income Fund, which invests in a range of bond market sectors, outperformed its Lehman benchmark, generating a positive return in an environment that was challenging for bonds. The fund's high-yield and emerging markets bonds aided performance.

Vikram Kuriyan has managed Columbia Masters Heritage Portfolio since its inception in February 2006. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Source for all statistical data—Columbia Management Advisors, LLC.

††  Portfolio holdings and characteristics of the underlying funds are subject to change and may not be representative of current holdings and characteristics.

†††   The Russell 3000 Index is an unmanaged index that tracks the performance of 3,000 of the largest U.S. companies, based on market capitalization. Unlike the portfolio, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The portfolio will be monitored daily and will rebalance whenever one of the underlying funds exceeds plus or minus 3% of its original allocation. Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

The portfolio is a "fund of funds."

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor.

International investing involves special risk, including foreign taxation, currency risk, risk associated with possible differences in financial standards, and other monetary and political risks.

Investment risks include prepayments, foreign, political and economic developments and bond market fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Lower quality debt securities involve greater risk of default or price volatility from changes in credit quality of individual issuers.

Past performance is no guarantee of future results.

4

FINANCIAL STATEMENTS

March 31, 2006  Columbia Masters Heritage Portfolio

A guide to understanding your portfolio's financial statements

Investment Portfolio	The investment portfolio details all of the portfolio's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the portfolio's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the portfolio's liabilities (including any unpaid expenses) from the total of the portfolio's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the portfolio and the expenses accrued by the portfolio during the reporting period. The Statement of Operations also shows any net gain or loss the portfolio realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the portfolio's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the portfolio's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the portfolio's net asset value per share was affected by the portfolio's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the portfolio, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

5

INVESTMENT PORTFOLIO

March 31, 2006  Columbia Masters Heritage Portfolio

Investment Companies (a) — 94.4%

	Shares	Value ($)
Columbia Marsico 21st Century Fund, Class Z	484,401	6,665,363
Columbia Strategic Investor Fund, Class Z	309,828	6,555,958
Columbia Strategic Income Fund, Class Z	1,108,575	6,496,250
Total Investment Companies (cost of $19,528,412)		19,717,571
Total Investments – 94.4% (cost of $19,528,412)(b)		19,717,571
Other Assets & Liabilities, Net – 5.6%		1,163,203
Net Assets – 100.0%		20,880,774

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(b)  Cost for federal income tax purposes is $19,528,412.

See Accompanying Notes to Financial Statements.

6

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006  Columbia Masters Heritage Portfolio

		($)
Assets	Affiliated investments, at cost	19,528,412
	Affiliated investments, at value	19,717,571
	Receivable for portfolio shares sold	2,531,320
	Expense reimbursement due from Investment Advisor	49,141
	Total Assets	22,298,032
Liabilities	Payable to custodian bank	433
	Payable for:
	Investments purchased	1,313,983
	Portfolio shares repurchased	42,771
	Distributions	16
	Transfer agent fee	2,503
	Pricing and bookkeeping fees	2,561
	Trustees' fees	1,458
	Audit fee	21,000
	Custody fee	216
	Legal fee	6,165
	Reports to shareholders	17,700
	Distribution and service fees	5,118
	Other liabilities	3,334
	Total Liabilities	1,417,258
	Net Assets	20,880,774
Composition of Net Assets	Paid-in capital	20,683,068
	Undistributed net investment income	8,547
	Net unrealized appreciation on investments	189,159
	Net Assets	20,880,774
Class A	Net assets	13,131,372
	Shares outstanding	1,288,704
	Net asset value per share	10.19	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($10.19/0.9425)	10.81	(b)
Class B	Net assets	4,700,195
	Shares outstanding	461,188
	Net asset value and offering price per share	10.19	(a)
Class C	Net assets	2,957,677
	Shares outstanding	290,221
	Net asset value and offering price per share	10.19	(a)
Class Z	Net assets	91,530
	Shares outstanding	8,987
	Net asset value, offering and redemption price per share	10.18

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

7

STATEMENT OF OPERATIONS

For the Period Ended March 31, 2006  Columbia Masters Heritage Portfolio

		(a)($)
Investment Income	Dividends received from Columbia Strategic Income Fund	23,039
	Total Investment Income	23,039
Expenses	Distribution fee:
	Class B	1,631
	Class C	1,274
	Service fee:
	Class A	1,724
	Class B	543
	Class C	425
	Transfer agent fee	2,503
	Pricing and bookkeeping fees	3,945
	Trustees' fees	1,726
	Custody fee	220
	Audit fee	21,000
	Legal fee	6,165
	Registration fee	12,496
	Reports to shareholders	17,700
	Other expenses	4,883
	Total Expenses	76,235
	Fees and expenses waived or reimbursed by Investment Advisor	(70,634)
	Custody earnings credit	(4)
	Net Expenses	5,597
	Net Investment Income	17,442
Net Unrealized Gain on Investments	Net change in unrealized appreciation on investments	189,159
	Net Increase in Net Assets from Operations	206,601

(a)  Columbia Masters Heritage Portfolio commenced operations on February 15, 2006.

See Accompanying Notes to Financial Statements.

8

STATEMENT OF CHANGES IN NET ASSETS

  Columbia Masters Heritage Portfolio

Increase (Decrease) in Net Assets:		Period Ended March 31, 2006(a)($)
Operations	Net investment income	17,442
	Net change in unrealized appreciation on investments	189,159
	Net Increase from Operations	206,601
Distributions Declared to Shareholders	From net investment income:
	Class A	(13,378)
	Class B	(610)
	Class C	(379)
	Class Z	(125)
	Total Distributions Declared to Shareholders	(14,492)
Share Transactions	Class A:
	Subscriptions	13,053,240
	Distributions reinvested	12,937
	Redemptions	(52,693)
	Net Increase	13,013,484
	Class B:
	Subscriptions	4,685,332
	Distributions reinvested	583
	Redemptions	(28,450)
	Net Increase	4,657,465
	Class C:
	Subscriptions	2,980,604
	Distributions reinvested	363
	Redemptions	(53,798)
	Net Increase	2,927,169
	Class Z:
	Subscriptions	90,422
	Distributions reinvested	125
	Net Increase	90,547
	Net Increase from Share Transactions	20,688,665
	Total Increase in Net Assets	20,880,774
Net Assets	Beginning of period	—
	End of period	20,880,774
	Undistributed net investment income at end of period	8,547
Changes in Shares	Class A:
	Subscriptions	1,292,632
	Issued for distributions reinvested	1,268
	Redemptions	(5,196)
	Net Increase	1,288,704
	Class B:
	Subscriptions	463,946
	Issued for distributions reinvested	57
	Redemptions	(2,815)
	Net Increase	461,188
	Class C:
	Subscriptions	295,467
	Issued for distributions reinvested	36
	Redemptions	(5,282)
	Net Increase	290,221
	Class Z:
	Subscriptions	8,975
	Issued for distributions reinvested	12
	Net Increase	8,987

(a)  Columbia Masters Heritage Portfolio commenced operations on February 15, 2006.

See Accompanying Notes to Financial Statements.

9

FINANCIAL HIGHLIGHTS

  Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout this period is as follows:

Class A Shares	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)	0.03	(g)
Net unrealized gain on investments	0.17
Total from investment operations	0.20
Less Distributions Declared to Shareholders:
From net investment income	(0.01)
Net Asset Value, End of Period	$10.19
Total return (c)(d)(h)	2.01%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	0.25	%(f)(g)
Net investment income (e)	2.04	%(f)
Waiver/reimbursement	6.51	%(f)
Portfolio turnover rate	—
Net assets, end of period (000's)	$13,131

(a)  Class A shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefit derived from custody credits had an impact of less than 0.01%.

(f)  Annualized.

(g)  Portfolio expenses do not include expenses of the underlying funds.

(h)  Not annualized.

10

  Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout this period is as follows:

Class B Shares	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)	0.01	(h)
Net unrealized gain on investments	0.18
Total from investment operations	0.19
Less Distributions Declared to Shareholders:
From net investment income	—	(c)
Net Asset Value, End of Period	$10.19
Total return (d)(e)(i)	1.91%
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	1.00	%(g)(h)
Net investment income (f)	0.90	%(g)
Waiver/reimbursement	6.51	%(g)
Portfolio turnover rate	—
Net assets, end of period (000's)	$4,700

(a)  Class B shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefit derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Portfolio expenses do not include expenses of the underlying funds.

(i)  Not annualized.

11

  Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout this period is as follows:

Class C Shares	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	0.01	(h)
Net unrealized gain on investments	0.18
Total from investment operations	0.19
Less Distributions Declared to Shareholders:
From net investment income	—	(c)
Net Asset Value, End of Period	$10.19
Total return (d)(e)(i)	1.91%
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	1.00	%(g)(h)
Net investment income (f)	0.80	%(g)
Waiver/reimbursement	6.51	%(g)
Portfolio turnover rate	—
Net assets, end of period (000's)	$2,958

(a)  Class C shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefit derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Portfolio expenses do not include expenses of the underlying funds.

(i)  Not annualized.

12

  Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout this period is as follows:

Class Z Shares	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)	0.02	(h)
Net unrealized gain on investments	0.17
Total from investment operations	0.19
Less Distributions Declared to Shareholders:
From net investment income	(0.01)
Net Asset Value, End of Period	$10.18
Total return (c)(d)(i)	1.94%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	—%(f)(g)(h)
Net investment income (e)	1.48	%(f)
Waiver/reimbursement	6.51	%(f)
Portfolio turnover rate	—
Net assets, end of period (000's)	$92

(a)  Class Z shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefit derived from custody credits had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

(h)  Portfolio expenses do not include expenses of the underlying funds.

(i)  Not annualized.

13

NOTES TO FINANCIAL STATEMENTS

March 31, 2006  Columbia Masters Heritage Portfolio

Note 1. Organization

Columbia Masters Heritage Portfolio (the "Portfolio"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified portfolio. The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goals

The Portfolio seeks capital appreciation and income by investing in Class Z shares of Columbia Strategic Investor Fund, Columbia Marsico 21st Century Fund and Columbia Strategic Income Fund (the "Underlying Funds"). The Underlying Funds are advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates.

Portfolio Shares

The Portfolio is authorized to issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own sales charge and expense structure. The Portfolio commenced operations on February 15, 2006.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Portfolio's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the Class Z shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Expenses

General expenses of the Trust are allocated to the Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to the Portfolio or a class of shares are charged directly to the Portfolio or class.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

14

March 31, 2006  Columbia Masters Heritage Portfolio

Federal Income Tax Status

The Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for non-deductible net operating losses were identified and reclassified among the components of the Portfolio's net assets as follows:

Net Investment Income	Undistributed Net Realized Gain	Accumulated Paid-In Capital
$5,597	$0	$(5,597)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the period ended March 31, 2006 was as follows:

March 31, 2006
Distributions paid from:
Ordinary Income*	14,492
Long-Term Capital Gains	0

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Undistributed Net Unrealized Appreciation
$0	$8,547	$0	$189,159

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$219,136
Unrealized depreciation	(29,977)
Net unrealized appreciation	$189,159

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolio. The Portfolio does not pay any fee to Columbia for its investment advisory services.

Administration Fee

Columbia provides administrative and other services to the Portfolio. Under the administration agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

15

March 31, 2006  Columbia Masters Heritage Portfolio

Under its pricing and bookkeeping agreement with the Portfolio, Columbia receives an annual fee of $31,000 exclusive of out-of-pocket expenses and charges. The Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the period ended March 31, 2006, the annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.364% of the Portfolio's average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account of the Portfolio, plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period ended March 31, 2006, the Portfolio's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.23% of the Portfolio's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio. For the period ended March 31, 2006, the Distributor has retained net underwriting discounts of $67,282 on sales of the Portfolio's Class A shares and received net CDSC of $586 on Class B share redemptions.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares and a combined distribution and shareholder servicing plan for Class A shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments for the shareholder servicing plans are made at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares. Payments for the distribution plans are made at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares. Payments under the plans are charged as expenses directly to the applicable share class.

Expense Limits and Fee Reimbursements

Columbia has contractually agreed to waive fees and/or reimburse expenses through February 15, 2008 so that total annual operating expenses do not exceed 0.00% of the Portfolio's average daily net assets exclusive of distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies. There is no guarantee that these waivers and/or reimbursements will continue after February 15, 2008.

Custody Credits

The Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Portfolio, with the exception of the Portfolio's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation

16

March 31, 2006  Columbia Masters Heritage Portfolio

from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Portfolio's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio's assets.

Note 5. Portfolio Information

For the period ended March 31, 2006, the cost of purchases and proceeds from sales of securities were $19,528,412 and $0, respectively.

Note 6. Line of Credit

The Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating fund based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statement of Operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. For the period ending March 31, 2006 the Portfolio did not borrow under this agreement.

Note 7. Disclosure of Significant Risks and Contingencies

Risk Factors of the Portfolios and the Underlying Funds

Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in direct investments in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The Officers and Trustees of the Trust also serve as Officers and Trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain Underlying Funds may invest in below-investment grade debt, debt obligations of

17

March 31, 2006  Columbia Masters Heritage Portfolio

foreign issuers, stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings:

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as

18

March 31, 2006  Columbia Masters Heritage Portfolio

approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action – Mehta v AIG Sun America Life Assurance Company – involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Columbia Masters Heritage Portfolio

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Masters Heritage Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Masters Heritage Portfolio (the "Portfolio") (a series of Columbia Funds Series Trust) at March 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period February 15, 2006 (commencement of operations) through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2006 by correspondence with the transfer agents of the underlying funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

20

FUND GOVERNANCE
TRUSTEES

Columbia Masters Heritage Portfolio

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

21

FUND GOVERNANCE
OFFICERS

Columbia Masters Heritage Portfolio

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

22

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Columbia Masters Heritage Portfolio

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will review and approve investment advisory agreements and request and evaluate such information as may be necessary to evaluate the terms of investment advisory agreements. In this regard, the Board reviewed and approved, during the most recent six months covered by this report, investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for each of Columbia Masters Heritage Portfolio, Columbia Masters International Equity Portfolio and Columbia Masters Global Equity Portfolio (each, a "Fund" and collectively, the "Funds"). The investment advisory agreements with CMA are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements."

More specifically, at meetings held on October 26, 2005, November 15-17, 2005 and February 12-14, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the approval of the Advisory Agreements. The Board relied on information supplied by CMA with respect to each of the Funds and the respective underlying funds into which each of the Funds invests its assets (the "Underlying Funds").

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services to be provided to the Funds by CMA under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds that, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration form for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on their behalf. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of investment personnel of CMA.

In addition, the Board received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of CMA. The Board considered the investment and legal compliance programs of CMA, including its implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel, including incentive and retirement plans. In addition, the Board considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services to be provided to each of the Funds by CMA under the Advisory Agreements.

Fund Performance and Expenses

The Board considered the hypothetical performance of the Funds based on the blended performance of their respective Underlying Funds. The Board considered the hypothetical one- through five-year performance results for each of the Funds and considered these results in comparison to a peer group of funds determined by CMA to be comparable to the Funds.

The Board considered the anticipated impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board received and considered information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's peer group of funds, which comparative data was provided by CMA.

23

Columbia Masters Heritage Portfolio

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee arrangement with CMA under the Advisory Agreements, pursuant to which the Funds will not be assessed an investment advisory fee. The Board also considered the expected expense waivers to be provided by CMA with respect to the Funds. Additionally, the Board noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with the New York Attorney General (the "NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares.

The Board also reviewed a report prepared and provided by Eric Sirri, the Independent Fee Consultant appointed pursuant to the NYAG Settlement. In its evaluation of CMA's services to other funds of the Trust, the Board considered the information contained in Mr. Sirri's report about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

The Board concluded that the factors noted above, and other factors, supported the approval of the Advisory Agreements for each of the Funds.

Profitability

The Board received and considered an analysis prepared by CMA based on the fees and expenses associated with an investment in the Funds and their respective Underlying Funds, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the Underlying Funds into which the Funds invest, whether the Underlying Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale with respect to the Funds and the Underlying Funds. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not solely with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and concluded that the costs associated with managing and operating a registered investment company provided a justification for the fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds and Underlying Funds. Such benefits could include, among others, benefits attributable to CMA's relationships with the Funds and Underlying Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Funds and Underlying Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds and Underlying Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be

24

Columbia Masters Heritage Portfolio

realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Funds, Underlying Funds and other clients.

Other Factors and Broader Review

The Board will review materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board will also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Board will review a report of CMA at each of its quarterly meetings, which includes, among other things, a portfolio review and fund performance reports. In addition, the Board will confer with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on its deliberations and its evaluation of the information provided, the Board concluded that approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

25

COLUMBIA FUNDS

Columbia Masters Heritage Portfolio

Growth Funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core Funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value Funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed Fund	Columbia Tax-Managed Growth Fund

Specialty Funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International Funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

26

Columbia Masters Heritage Portfolio

Taxable Bond Funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds	Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

27

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28

IMPORTANT INFORMATION ABOUT THIS REPORT

Columbia Masters Heritage Portfolio

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street
Boston MA 02110

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Masters Heritage Portfolio. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the portfolio and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies and a copy of the portfolio's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio's website.

The portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

29

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an
e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Masters Heritage Portfolio   Annual Report, March 31, 2006

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

SHC-42/110592-0306 (05/06) 06/11244

Columbia Management®

Columbia Masters International Equity Portfolio

Annual Report – March 31, 2006

NOT FDIC-INSURED

May Lose Value

No Bank Guarantee

PRESIDENT'S MESSAGE

Columbia Masters International Equity Portfolio

Understanding Your Expenses	1

Portfolio Manager Commentary	2

Financial Statements	5

Investment Portfolio	6

Statement of Assets and Liabilities	7

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	21

Fund Governance	22

Board Consideration and Approval of Investment Advisory Agreements	25

Columbia Funds	28

Important Information About This Report	30

A message to our valued clients

We are pleased to welcome you to the Columbia Funds family and provide the first Columbia Masters International Equity Portfolio annual report. We're proud of this new fund that, with the other Masters portfolios, gives you access to skilled investment management professionals, exposure to distinct investment philosophies and allocation across asset classes and international markets. As you know, the fund was first offered on February 15, 2006, so this report covers the brief period between February 15 and March 31, the fund's fiscal year-end. In the mutual fund business, success can be measured a number of different ways. Performance is a key measure—the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal1. In addition, Columbia received Morningstar's praise for streamlining its fund operation, making its lineup more coherent and improving its quality.

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

1  Past performance is no guarantee of future results.

© 2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc.; may not be copied or redistributed; and is not warranted to be accurate, complete or timely.

The views expressed in the President's Message and Portfolio Manager Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Not FDIC
Insured

May Lose Value

No Bank Guarantee

UNDERSTANDING YOUR EXPENSES

Columbia Masters International Equity Portfolio

Shareholder expense example

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand your ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the portfolio's most recent fiscal period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the portfolio's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

• For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

• For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

02/15/06 – 03/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual†	Hypothetical††
Class A	1,000.00	1,000.00	1,026.00	1,023.68	0.31	1.26	0.25
Class B	1,000.00	1,000.00	1,026.00	1,019.95	1.25	5.04	1.00
Class C	1,000.00	1,000.00	1,025.00	1,019.95	1.25	5.04	1.00
Class R	1,000.00	1,000.00	1,026.00	1,022.44	1.25	5.04	0.50
Class Z	1,000.00	1,000.00	1,026.00	1,024.93	—	—	—

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal period and divided by 365.

Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

*  Columbia Masters International Equity Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

†  Actual expenses paid for the period 02/15/06-03/31/06.

††  Hypothetical expenses paid for the period 10/01/05-03/31/06.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

1

PORTFOLIO MANAGER COMMENTARY

Columbia Masters International Equity Portfolio

Investment Objective

The portfolio seeks capital appreciation.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance Review

Since inception on February 15, 2006, Columbia Masters International Equity Portfolio's class A shares provided shareholders with a total return of 2.60% without sales charge.

In the following interview, the portfolio's manager shares his views on Columbia Masters International Equity Portfolio's performance for the period ended March 31, 2006, and his outlook for the future.

Please describe the portfolio's investment style and philosophy.

The portfolio invests in shares of a combination of Columbia funds on a fixed percentage basis. These funds invest primarily in foreign equity securities. Under normal circumstances, the portfolio will invest at least 80% of its assets, indirectly through its underlying funds, in equity securities. The portfolio allocates its assets to two funds, as follows: 80% in Columbia Multi-Advisor International Equity Fund, which seeks long-term capital growth by investing primarily in equity securities of non-US companies in developed and developing countries, and 20% in Columbia Acorn International Fund, which seeks long term growth of capital by investing the majority of its assets in the stocks of foreign companies based in developed countries. It focuses on companies with market capitalizations of less than $5 billion at the time of initial investment.

How did the portfolio perform during the period ?

For the period from inception on February 15, 2006 through March 31, 2006, the Columbia Masters International Equity Portfolio's class A shares returned 2.60% without sales charge. The portfolio underperformed the MSCI EAFE Index****, which returned 5.45%, and the average return of its peer group, the Lipper International Multi-Cap Core Category****, which was 5.46%.

Total return as of 03/31/06 (%)

Inception Date	A 02/15/06		B 02/15/06		C 02/15/06		R 02/15/06	Z 02/15/06
	NAV**	MOP*	NAV**	CDSC***	NAV**	CDSC***	NAV*
Since inception	2.60%	-3.30%	2.60%	-2.40%	2.50%	1.50%	2.60%	2.60%

Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions at NAV. Performance reflects any contractual waivers or reimbursements of portfolio expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance would be lower.

*  Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**  Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Class A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***  Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Class B shares reflect a CDSC of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Class C shares reflect a CDSC of 1.00% in the first year after purchase.

The investment advisor has agreed to waive a portion of the portfolio's expenses through February 15, 2008. Please refer to the prospectus for details.

Class R and Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

****  The MSCI EAFE Index (Europe, Australasia, Far East) is a market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

2

Columbia Masters International Equity Portfolio

What economic and market factors most influenced performance?

A strong economic environment and rising corporate profits helped boost the world's stock markets during the brief period covered by this report. Despite persistently high energy prices and a trend toward higher global interest rates, the global economy appeared to be on track for a strong year. Gross Domestic Product growth is projected to average 4.9% for 2006—0.6 percentage points above projections made late last year, according to the International Monetary Fund, the international organization entrusted with oversight of the global financial situation. The global expansion has become more broad-based, driven not only by the United States but also by Japan, the euro zone and emerging markets. Foreign stocks generally did better than US stocks as the MSCI EAFE Index, a broad measure of common stock performance in industrialized markets, returned 5.45%, compared to the S&P 500 Index†, which returned 1.75% for the reporting period.

How did the portfolio's asset allocation and underlying funds affect performance?††

In keeping with the portfolio's mandate, the majority of its assets were invested in Columbia Multi-Advisor International Equity Fund, which benefited from favorable stock selection across a variety of sectors and countries as foreign stock markets continued to outpace the US stock market for the fourth consecutive year. However, defensive positioning within a portion of the portfolio and stock selection in Japan hampered performance. The portfolio's shortfall relative to the MSCI EAFE Index was partially offset by strong gains from Columbia Acorn International Fund, which outperformed both the MSCI EAFE Index and the

†  The S&P 500 Index is an index that tracks the performance of 500 widely held, large capitalization US stocks. Unlike the portfolio, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

††  Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

†††  The S&P/Citigroup EMI Global ex-US Index is Citigroup's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Citigroup, excluding the US. Unlike the portfolio, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

3

Columbia Masters International Equity Portfolio

S&P/Citigroup EMI Global ex-US Index†††—a measure of emerging market stock performance.

Vikram Kuriyan has managed Columbia Masters International Equity Portfolio since its inception in February 2006. He is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio. Columbia Management Advisors, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

Source for all statistical data—Columbia Management Advisors, LLC.

The portfolio will be monitored daily and will rebalance whenever one of the underlying funds exceeds 3% of its original allocation. Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. In addition there is risk associated with possible differences in financial standards and other monetary and political risks. Equity investments are affected by stock market fluctuations that occur in response to economic and business developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. As a fund of funds the portfolio bears its allocable share of the costs and expenses of the underlying investment vehicles in which it invests (including the allocable share of the management fees and incentive compensation payable to the investment managers of such vehicles). The fund is thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

Past performance is no guarantee of future results.

4

FINANCIAL STATEMENTS

March 31, 2006  Columbia Masters International Equity Portfolio

A guide to understanding your portfolio's financial statements

Investment Portfolio	The investment portfolio details all of the portfolio's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the portfolio's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the portfolio's liabilities (including any unpaid expenses) from the total of the portfolio's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the portfolio and the expenses accrued by the portfolio during the reporting period. The Statement of Operations also shows any net gain or loss the portfolio realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the portfolio's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the portfolio's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the portfolio's net asset value per share was affected by the portfolio's operating results. The financial highlights table also discloses the classes' performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the portfolio, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

5

INVESTMENT PORTFOLIO

March 31, 2006  Columbia Masters International Equity Portfolio

Investment Companies(a) – 90.4%

	Shares	Value ($)
Columbia Acorn International Fund, Class Z	49,673	1,919,352
Columbia Multi-Advisor International Equity Fund, Class Z	455,989	7,560,299
Total Investment Companies (Cost of $9,323,065)		9,479,651
Total Investments – 90.4% (Cost of $9,323,065)(b)		9,479,651
Other Assets & Liabilities, Net – 9.6%		1,007,838
Net Assets – 100.0%		10,487,489

Notes to Investment Portfolio:

  (a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

  (b)  Cost for federal income tax purposes is $9,323,065.

See Accompanying Notes to Financial Statements.

6

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006  Columbia Masters International Equity Portfolio

		($)
Assets	Affiliated investments, at cost	9,323,065
	Affiliated investments, at value	9,479,651
	Receivable for portfolio shares sold	1,499,985
	Expense reimbursement due from Investment Advisor	45,039
	Total Assets	11,024,675
Liabilities	Payable for:
	Investments purchased	487,574
	Transfer agent fee	1,877
	Pricing and bookkeeping fees	2,561
	Trustees' fees	1,458
	Audit fee	21,000
	Custody fee	162
	Legal fee	6,164
	Reports to shareholders	12,275
	Distribution and service fees	2,338
	Other liabilities	1,777
	Total Liabilities	537,186
	Net Assets	10,487,489
Composition of Net Assets	Paid-in capital	10,330,903
	Accumulated net investment loss	—
	Net unrealized appreciation on investments	156,586
	Net Assets	10,487,489
Class A	Net assets	5,845,754
	Shares outstanding	569,878
	Net asset value per share	10.26	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($10.26/0.9425)	10.89	(b)
Class B	Net assets	1,176,080
	Shares outstanding	114,650
	Net asset value and offering price per share	10.26	(a)
Class C	Net assets	3,139,589
	Shares outstanding	306,211
	Net asset value and offering price per share	10.25	(a)
Class R	Net assets	10,259
	Shares outstanding	1,000
	Net asset value, offering and redemption price per share	10.26
Class Z	Net assets	315,807
	Shares outstanding	30,785
	Net asset value, offering and redemption price per share	10.26

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

7

STATEMENT OF OPERATIONS

For the Period Ended March 31, 2006  Columbia Masters International Equity Portfolio

		(a)($)
Investment Income	Total Investment Income	—
Expenses	Distribution fee:
	Class B	378
	Class C	991
	Class R	6
	Service fee:
	Class A	718
	Class B	126
	Class C	330
	Transfer agent fee	1,877
	Pricing and bookkeeping fees	3,945
	Trustees' fees	1,726
	Custody fee	167
	Audit fee	21,000
	Legal fee	6,165
	Registration fee	12,853
	Reports to shareholders	12,275
	Other expenses	4,550
	Total Expenses	67,107
	Fees and expenses waived or reimbursed by Investment Advisor	(64,553)
	Custody earnings credit	(5)
	Net Expenses	2,549
	Net Investment Loss	(2,549)
Net Unrealized Gain on Investments	Net change in unrealized appreciation on investments	156,586
	Net Increase in Net Assets from Operations	154,037

(a)  Columbia Masters International Equity Portfolio commenced operations on February 15, 2006.

See Accompanying Notes to Financial Statements.

8

STATEMENT OF CHANGES IN NET ASSETS

  Columbia Masters International Equity Portfolio

Increase (Decrease) in Net Assets:		Period Ended March 31, 2006(a)($)
Operations	Net investment loss	(2,549)
	Net change in unrealized appreciation on investments	156,586
	Net Increase from Operations	154,037
Share Transactions	Class A:
	Subscriptions	5,787,196
	Redemptions	(31,571)
	Net Increase	5,755,625
	Class B:
	Subscriptions	1,170,206
	Redemptions	(10,250)
	Net Increase	1,159,956
	Class C:
	Subscriptions	3,119,068
	Redemptions	(22,750)
	Net Increase	3,096,318
	Class R:
	Subscriptions	10,000
	Net Increase	10,000
	Class Z:
	Subscriptions	310,877
	Net Increase	310,877
	Net Increase from Share Transactions	10,332,776
	Redemption fees	676
	Total Increase in Net Assets	10,487,489
Net Assets	Beginning of period	—
	End of period	10,487,489
	Accumulated net investment loss at end of period	—
Changes in Shares	Class A:
	Subscriptions	572,979
	Redemptions	(3,101)
	Net Increase	569,878
	Class B:
	Subscriptions	115,650
	Redemptions	(1,000)
	Net Increase	114,650
	Class C:
	Subscriptions	308,437
	Redemptions	(2,226)
	Net Increase	306,211
	Class R:
	Subscriptions	1,000
	Net Increase	1,000
	Class Z:
	Subscriptions	30,785
	Net Increase	30,785

(a)  Columbia Masters International Equity Portfolio commenced operations on February 15, 2006.

See Accompanying Notes to Financial Statements.

9

FINANCIAL HIGHLIGHTS

  Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout this period is as follows:

Class A Shares	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	—	(c)(h)
Net unrealized gain on investments	0.26
Total from investment operations	0.26
Net Asset Value, End of Period	$10.26
Total return (d)(e)(i)	2.60%
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	0.25	%(g)(h)
Net investment loss (f)	(0.25	)%(g)
Waiver/reimbursement	13.23	%(g)
Portfolio turnover rate	—
Net assets, end of period (000's)	$5,846

(a)  Class A shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01.

(d)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Portfolio expenses do not include expenses of the underlying funds.

(i)  Not annualized.

10

  Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout this period is as follows:

Class B Shares	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	(0.01	)(g)
Net unrealized gain on investments	0.27
Total from investment operations	0.26
Net Asset Value, End of Period	$10.26
Total return (c)(d)(h)	2.60%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	1.00	%(f)(g)
Net investment loss (e)	(1.00	)%(f)
Waiver/reimbursement	13.23	%(f)
Portfolio turnover rate	—
Net assets, end of period (000's)	$1,176

(a)  Class B shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value.

(d)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Annualized.

(g)  Portfolio expenses do not include expenses of the underlying funds.

(h)  Not annualized.

11

  Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout this period is as follows:

Class C Shares	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	(0.01	)(g)
Net unrealized gain on investments	0.26
Total from investment operations	0.25
Net Asset Value, End of Period	$10.25
Total return (c)(d)(h)	2.50%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	1.00	%(f)(g)
Net investment loss (e)	(1.00	)%(f)
Waiver/reimbursement	13.23	%(f)
Portfolio turnover rate	—
Net assets, end of period (000's)	$3,140

(a)  Class C shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming no contingent deferred sales charge.

(d)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Annualized.

(g)  Portfolio expenses do not include expenses of the underlying funds.

(h)  Not annualized.

12

  Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout this period is as follows:

Class R Shares	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	(0.01	)(g)
Net unrealized gain on investments	0.27
Total from investment operations	0.26
Net Asset Value, End of Period	$10.26
Total return (c)(d)(h)	2.60%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	0.50	%(f)(g)
Net investment loss (e)	(0.50	)%(f)
Waiver/reimbursement	13.23	%(f)
Portfolio turnover rate	—
Net assets, end of period (000's)	$10

(a) Class R shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value.

(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits had an impact of less than 0.01%.

(f) Annualized.

(g) Portfolio expenses do not include expenses of the underlying funds.

(h)  Not annualized.

13

  Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout this period is as follows:

Class Z Shares	Period Ended March 31, 2006(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	—	(c)(i)
Net unrealized gain on investments	0.26
Total from investment operations	0.26
Net Asset Value, End of Period	$10.26
Total return (d)(e)(j)	2.60%
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	—%(g)(h)(i)
Net investment loss (f)	—	%(g)(h)
Waiver/reimbursement	13.23	%(g)
Portfolio turnover rate	—
Net assets, end of period (000's)	$316

(a)  Class Z shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01.

(d)  Total return at net asset value.

(e)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

(i)  Portfolio expenses do not include expenses of the underlying funds.

(j)  Not annualized.

14

NOTES TO FINANCIAL STATEMENTS

March 31, 2006  Columbia Masters International Equity Portfolio

Note 1. Organization

Columbia Masters International Equity Portfolio (the "Portfolio"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified portfolio. The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment goals

The Portfolio seeks capital appreciation by investing in Class Z shares of Columbia Multi-Advisor International Equity Fund and Columbia Acorn International Fund (the "Underlying Funds"). The Underlying Funds are advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates. Please visit www.columbiafunds.com for the financial information of the Underlying Funds.

Portfolio shares

The Portfolio is authorized to issue an unlimited number of shares and offers five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own sales charge and expense structure. The Portfolio commenced operations on February 15, 2006.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R shares and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Portfolio's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security valuation

Investments in the Underlying Funds are valued at the net asset value of the Class Z shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Security transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Expenses

General expenses of the Trust are allocated to the Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to the Portfolio or a class of shares are charged directly to the Portfolio or class.

Distributions to shareholders

Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

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March 31, 2006  Columbia Masters International Equity Portfolio

Federal income tax status

The Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for non-deductible net operating losses were identified and reclassified among the components of the Portfolio's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-In Capital
$2,549	$0	$(2,549)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation
$0	$0	$0	$156,586

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$159,849
Unrealized depreciation	(3,263)
Net unrealized appreciation	$156,586

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolio. The Portfolio does not pay any fee to Columbia for its investment advisory services.

Administration Fee

Columbia provides administrative and other services to the Portfolio. Under the administration agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Portfolio, Columbia receives an annual fee of $31,000, exclusive of out-of-pocket expenses and charges. The Portfolio also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other

16

March 31, 2006  Columbia Masters International Equity Portfolio

services. For the period ended March 31, 2006, the annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.808% of the Portfolio's average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account of the Portfolio, plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period ended March 31, 2006, the Portfolio's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.38% of the Portfolio's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio. For the period ended March 31, 2006, the Distributor has retained net underwriting discounts of $21,607 on sales of the Portfolio's Class A shares.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares, combined distribution and shareholder servicing plan for Class A and a distribution plan for Class R shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments for the shareholder servicing plans are made at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares. Payments for the distribution plans are made at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares and at an annual rate of 0.50% of the average daily net assets attributable to Class R shares. Payments under the plans are charged as expenses directly to the applicable share class.

Expense Limits and Fee Reimbursements

Columbia has contractually agreed to waive fees and/or reimburse expenses through February 15, 2008 so that total annual operating expenses do not exceed 0.00% of the Portfolio's average daily net assets, exclusive of distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies. There is no guarantee that these waivers and/or reimbursements will continue after February 15, 2008.

Custody Credits

The Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees paid to officers and trustees:

All officers of the Portfolio, with the exception of the Portfolio's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

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March 31, 2006  Columbia Masters International Equity Portfolio

The Portfolio's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio's assets.

Note 5. Portfolio Information

For the period ended March 31, 2006, the cost of purchases and proceeds from sales of securities were $9,323,065 and $0, respectively.

Note 6. Shares of Beneficial Interest

As of March 31, 2006 the Portfolio had one shareholder that held 14% of the shares outstanding. Subscription and redemption activity of this account may have a material effect on the Portfolio.

Note 7. Redemption Fees

The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed within 60 days of their purchase. Redemption fees, which are retained by the Portfolio, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. For the period ended March 31, 2006, the redemption fees for the Class A, Class B, Class C, Class R and Class Z shares of the Portfolio amounted to $385, $67, $202, $1 and $21, respectively.

Note 8. Line of Credit

The Trust and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating fund based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" on the Statements of Operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. For the period ending March 31, 2006 the Portfolio did not borrow under this agreement.

Note 9. Disclosure of Significant Risks and Contingencies

Risk factors of the Portfolios and the Underlying Funds

Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present direct investments in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The Officers and Trustees of the Trust also serve as Officers and Trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and

18

March 31, 2006  Columbia Masters International Equity Portfolio

floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers, stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings:

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

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March 31, 2006  Columbia Masters International Equity Portfolio

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action—Mehta v AIG Sun America Life Assurance Company—involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Columbia Masters International Equity Portfolio

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Masters International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Masters International Equity Portfolio (the "Portfolio") (a series of Columbia Funds Series Trust) at March 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period February 15, 2006 (commencement of operations) through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2006 by correspondence with the transfer agents of the underlying funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

21

FUND GOVERNANCE
TRUSTEES

Columbia Masters International Equity Portfolio

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office(1)	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

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FUND GOVERNANCE
OFFICERS

Columbia Masters International Equity Portfolio

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

  Columbia Masters International Equity Portfolio

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will review and approve investment advisory agreements and request and evaluate such information as may be necessary to evaluate the terms of investment advisory agreements. In this regard, the Board reviewed and approved, during the most recent six months covered by this report, investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for each of Columbia Masters Heritage Portfolio, Columbia Masters International Equity Portfolio and Columbia Masters Global Equity Portfolio (each, a "Fund" and collectively, the "Funds"). The investment advisory agreements with CMA are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements."

More specifically, at meetings held on October 26, 2005, November 15-17, 2005 and February 12-14, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the approval of the Advisory Agreements. The Board relied on information supplied by CMA with respect to each of the Funds and the respective underlying funds into which each of the Funds invests its assets (the "Underlying Funds").

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services to be provided to the Funds by CMA under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds that, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration form for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on their behalf. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of investment personnel of CMA.

In addition, the Board received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of CMA. The Board considered the investment and legal compliance programs of CMA, including its implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel, including incentive and retirement plans. In addition, the Board considered the effects of hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services to be provided to each of the Funds by CMA under the Advisory Agreements.

Fund Performance and Expenses

The Board considered the hypothetical performance of the Funds based on the blended performance of their respective Underlying Funds. The Board considered the hypothetical one- through five-year performance results for each of the Funds and considered these results in comparison to a peer group of funds determined by CMA to be comparable to the Funds.

The Board considered the anticipated impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board received and considered information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The

24

  Columbia Masters International Equity Portfolio

Board also considered comparisons of these fees to the expense information for each Fund's peer group of funds, which comparative data was provided by CMA.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee arrangement with CMA under the Advisory Agreements, pursuant to which the Funds will not be assessed an investment advisory fee. The Board also considered the expected expense waivers to be provided by CMA with respect to the Funds. Additionally, the Board noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with the New York Attorney General (the "NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares.

The Board also reviewed a report prepared and provided by Eric Sirri, the Independent Fee Consultant appointed pursuant to the NYAG Settlement. In its evaluation of CMA's services to other funds of the Trust, the Board considered the information contained in Mr. Sirri's report about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Funds' website at http://www.columbiafunds.com.

The Board concluded that the factors noted above, and other factors, supported the approval of the Advisory Agreements for each of the Funds.

Profitability

The Board received and considered an analysis prepared by CMA based on the fees and expenses associated with an investment in the Funds and their respective Underlying Funds, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the Underlying Funds into which the Funds invest, whether the Underlying Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale with respect to the Funds and the Underlying Funds. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints implemented by management in 2004.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not solely with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and concluded that the costs associated with managing and operating a registered investment company provided a justification for the fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds and Underlying Funds. Such benefits could include, among others, benefits attributable to CMA's relationships with the Funds and Underlying Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Funds and Underlying Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

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  Columbia Masters International Equity Portfolio

The Board considered the effectiveness of the policies of the Funds and Underlying Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Funds, Underlying Funds and other clients.

Other Factors and Broader Review

The Board will review materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board will also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Board will review a report of CMA at each of its quarterly meetings, which includes, among other things, a portfolio review and fund performance reports. In addition, the Board will confer with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors based on its deliberations and its evaluation of the information provided, the Board concluded that approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

26

COLUMBIA FUNDS

  Columbia Masters International Equity Portfolio

Growth Funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core Funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value Funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed Fund	Columbia Tax-Managed Growth Fund

Specialty Funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International Funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

27

  Columbia Masters International Equity Portfolio

Taxable Bond Funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds	Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

28

IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Masters International Equity Portfolio

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street
Boston MA 02110

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

The portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Masters International Equity Portfolio. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the portfolio and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies and a copy of the portfolio's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio's website.

The portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an
e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Masters International Equity Portfolio   Annual Report, March 31, 2006

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

SHC-42/109626-0306(05/06) 06/11242

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         The registrant’s Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above. This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended March 31, 2005.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is "independent" (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seventy series of the registrant whose reports to stockholders are included in this annual filing.  The comparative information for fiscal year ended March 31, 2006 includes fees paid by nineteen series that were merged into the registrant during 2005.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

2006	2005
$1,303,100	$1,692,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

2006	2005
$545,900	$221,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.  Fiscal year 2006 also includes Audit-Related Fees of approximately $348,600 for agreed-upon procedures related to the review of the registrant’s anti-money laundering program, fund mergers, fund accounting and custody conversions.

During the fiscal years ended March 31, 2006 and March 31, 2005, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

2006	2005
$685,800	$397,800

Tax Fees consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal year 2006 also includes tax fees of approximately $171,600 for agreed-upon procedures related to fund mergers and the review of final tax returns and required shareholder distribution calculations.

During the fiscal years ended March 31, 2006 and March 31, 2005, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

2006	2005
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

2006	2005
$106,200	$0

These fees consist primarily of an internal control review of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2006 and March 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2006 and March 31, 2005 were $1,337,900 and $619,000, respectively.

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 30, 2006

By (Signature and Title)	/S/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	May 30, 2006